UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Item 1, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Income Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund

To be filed under the immediately following companion submission of Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds
•	PIMCO Funds—PIMCO Unconstrained Bond Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—PIMCO Investment Grade Corporate Bond Fund
•	PIMCO Funds—PIMCO Total Return Fund IV
•	PIMCO Funds—PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO RAE Fundamental PLUS Fund

PIMCO Funds

Annual Report

March 31, 2016

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO RealPath™ 2020 Fund

PIMCO RealPath™ 2025 Fund

PIMCO RealPath™ 2030 Fund

PIMCO RealPath™ 2035 Fund

PIMCO RealPath™ 2040 Fund

PIMCO RealPath™ 2045 Fund

PIMCO RealPath™ 2050 Fund

PIMCO RealPath™ 2055 Fund

PIMCO RealPath™ Income Fund

PIMCO Global Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		21
Financial Highlights		24
Statements of Assets and Liabilities		38
Consolidated Statement of Assets and Liabilities		42
Statements of Operations		44
Consolidated Statement of Operations		46
Statements of Changes in Net Assets		47
Consolidated Statements of Changes in Net Assets		50
Consolidated Statement of Cash Flows		51
Notes to Financial Statements		119
Report of Independent Registered Public Accounting Firm		154
Glossary		155
Federal Income Tax Information		156
Management of the Trust		157
Privacy Policy		159

Fund	Fund Summary	Schedule of Investments

PIMCO Multi-Strategy Alternative Fund	7	52
PIMCO RealPath™ 2020 Fund	8	60
PIMCO RealPath™ 2025 Fund	9	65
PIMCO RealPath™ 2030 Fund	10	70
PIMCO RealPath™ 2035 Fund	11	75
PIMCO RealPath™ 2040 Fund	12	80
PIMCO RealPath™ 2045 Fund	13	85
PIMCO RealPath™ 2050 Fund	14	90
PIMCO RealPath™ 2055 Fund	15	95
PIMCO RealPath™ Income Fund	16	99
PIMCO Global Multi-Asset Fund	17	104

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were

2	PIMCO ASSET ALLOCATION FUNDS

mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding the Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The PIMCO Multi-Strategy Alternative Fund may invest its respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO RealPath™ Funds and the PIMCO Global Multi-Asset Fund may invest their respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO RealPath™ Funds and the PIMCO Global Multi-Asset Fund also may invest their respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, volatility risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, privately issued mortgage-related securities risk, extension risk, prepayment risk, foreign (non-U.S.) investment risk, real estate risk, senior loan risk, emerging markets risk, sovereign debt risk, currency risk, smaller company risk, leveraging risk, small-cap and mid-cap company risk, tax risk, subsidiary risk, management risk, short sale risk, value investing risk, cash holdings risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund

4	PIMCO ASSET ALLOCATION FUNDS

may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The PIMCO RealPath™ Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO RealPath™ Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealPath™ Fund’s name.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (i) 12 months after purchases for purchase made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	—	12/30/14	12/30/14	12/30/14	—	Diversified
PIMCO RealPath™ 2020 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO RealPath™ 2025 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11	Diversified
PIMCO RealPath™ 2030 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO RealPath™ 2035 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11	Diversified
PIMCO RealPath™ 2040 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO RealPath™ 2045 Fund	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	Diversified
PIMCO RealPath™ 2050 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO RealPath™ 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	Diversified
PIMCO RealPath™ Income Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08	Diversified
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	10/14/11	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds file a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO Multi-Strategy Alternative Fund

Institutional Class - PXAIX	Class A - PXAAX
Class P - PXAPX	Class C - PXACX
Class D - PXADX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings†

PIMCO Mortgage Opportunities Fund	31.9%
PIMCO TRENDS Managed Futures Strategy Fund	11.7%
PIMCO Credit Absolute Return Fund	10.6%
PIMCO RAE Worldwide Long/Short PLUS Fund	9.8%
PIMCO EqS® Long/Short Fund	9.6%
PIMCO Unconstrained Bond Fund	1.0%
iShares 20+ Year Treasury Bond ETF	0.2%
ETRACS 2xLeveraged Long Wells Fargo Business Development Co. Index	0.1%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional	(1.52)%	(0.82)%
PIMCO Multi-Strategy Alternative Fund Class P	(1.68)%	(0.87)%
PIMCO Multi-Strategy Alternative Fund Class D	(1.99)%	(1.28)%
PIMCO Multi-Strategy Alternative Fund Class A	(1.91)%	(1.06)%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	(5.58)%	(4.05)%
PIMCO Multi-Strategy Alternative Fund Class C	(2.62)%	(1.87)%
PIMCO Multi-Strategy Alternative Fund Class C (adjusted)	(3.58)%	(1.87)%
3 Month USD LIBOR Index	0.37%	0.35%
Lipper Alternative Multi-Strategy Funds Average	(4.25)%	(2.28)%*

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

* Average annual total return since 12/31/2014.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 2.00% for Institutional Class shares, 2.10% for Class P shares, 2.40% for Class D shares, 2.40% for Class A shares and 3.15% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Allocations to mortgage relative value strategies, achieved through the PIMCO Mortgage Opportunities Fund, benefited performance, as this underlying PIMCO Fund gained in value.

»	Allocations to a global macro strategy contributed to performance, as this underlying strategy had positive performance.

»

Allocations to global absolute return fixed income and credit relative value strategies, achieved primarily through the PIMCO Unconstrained Bond Fund and PIMCO Credit Absolute Return Fund, detracted from performance, as these Underlying PIMCO Funds had negative performance.

»

Allocations to equity market-neutral strategies, via total return swaps that replicate index exposure, detracted from performance, as the RAE US Large Index underperformed the S&P 500 Index and the RAE Worldwide Fundamental Advantage Index had negative performance.

»

Allocations to equity long/short strategies, achieved primarily through the PIMCO EqS Long/Short Fund and the PIMCO Worldwide Long/Short Fundamental Strategy Fund, detracted from performance, as these Underlying PIMCO Funds posted negative performance.

»	Allocations to managed futures strategies, achieved through the PIMCO TRENDS Managed Futures Strategy Fund, detracted from performance, as this Underlying PIMCO Fund posted negative performance.

ANNUAL REPORT	MARCH 31, 2016	7

PIMCO RealPath™ 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Administrative Class - PFNAX	Class C - PTYCX
Class D - PTYDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	20.8%
PIMCO Income Fund	12.2%
PIMCO Real Return Fund	10.1%
PIMCO Real Return Asset Fund	9.5%
PIMCO High Yield Fund	7.6%
Vanguard FTSE Emerging Markets ETF	6.9%
PIMCO Long Duration Total Return Fund	4.8%
PIMCO Long-Term Credit Fund	4.7%
PIMCO Total Return Fund	4.7%
PIMCO RealEstateRealReturn Strategy Fund	2.9%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ 2020 Fund Institutional Class	(4.31)%	2.78%	3.27%
PIMCO RealPath™ 2020 Fund Administrative Class	(4.59)%	2.52%	3.02%
PIMCO RealPath™ 2020 Fund Class D	(4.92)%	2.24%	2.71%
PIMCO RealPath™ 2020 Fund Class A	(4.91)%	2.25%	2.69%
PIMCO RealPath™ 2020 Fund Class A (adjusted)	(10.12)%	1.09%	1.97%
PIMCO RealPath™ 2020 Fund Class C	(5.63)%	1.50%	1.95%
PIMCO RealPath™ 2020 Fund Class C (adjusted)	(6.54)%	1.50%	1.95%
Real Return Target 2020 Index	(0.86)%	2.98%	3.26%
Lipper Mixed-Asset Target 2020 Funds Average	(2.13)%	4.72%	4.06%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.11% for Institutional Class shares, 1.36% for Administrative Class shares, 1.61% for Class D shares, 1.61% for Class A shares, and 2.36% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO RealPath™ Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Administrative Class - PENMX	Class C - PENWX
Class D - PENDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	24.6%
PIMCO Real Return Asset Fund	10.2%
PIMCO Income Fund	9.6%
Vanguard FTSE Emerging Markets ETF	8.7%
PIMCO High Yield Fund	7.7%
PIMCO Real Return Fund	6.1%
PIMCO Long Duration Total Return Fund	5.2%
PIMCO Long-Term Credit Fund	5.1%
PIMCO RealEstateRealReturn Strategy Fund	3.9%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (06/30/11)
PIMCO RealPath™ 2025 Fund Institutional Class	(4.91)%	2.78%
PIMCO RealPath™ 2025 Fund Administrative Class	(5.14)%	2.52%
PIMCO RealPath™ 2025 Fund Class D	(5.47)%	2.26%
PIMCO RealPath™ 2025 Fund Class A	(5.46)%	2.29%
PIMCO RealPath™ 2025 Fund Class A (adjusted)	(10.62)%	1.08%
PIMCO RealPath™ 2025 Fund Class C	(6.14)%	1.52%
PIMCO RealPath™ 2025 Fund Class C (adjusted)	(7.06)%	1.52%
Real Return Target 2025 Index	(1.23)%	2.84%
Lipper Mixed-Asset Target 2025 Funds Average	(2.37)%	5.56%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.14% for Institutional Class shares, 1.39% for Administrative Class shares, 1.64% for Class D shares, 1.64% for Class A shares, and 2.39% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO RealPath™ Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

ANNUAL REPORT	MARCH 31, 2016	9

PIMCO RealPath™ 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Administrative Class - PNLAX	Class C - PEHCX
Class D - PEHDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	29.4%
Vanguard FTSE Emerging Markets ETF	9.9%
PIMCO Income Fund	8.7%
PIMCO Real Return Asset Fund	7.8%
PIMCO High Yield Fund	7.7%
PIMCO RealEstateRealReturn Strategy Fund	5.8%
PIMCO Long Duration Total Return Fund	3.9%
PIMCO Long-Term Credit Fund	3.9%
PIMCO Real Return Fund	2.7%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ 2030 Fund Institutional Class	(5.40)%	3.07%	3.16%
PIMCO RealPath™ 2030 Fund Administrative Class	(5.77)%	2.80%	2.90%
PIMCO RealPath™ 2030 Fund Class D	(5.88)%	2.55%	2.61%
PIMCO RealPath™ 2030 Fund Class A	(6.01)%	2.54%	2.59%
PIMCO RealPath™ 2030 Fund Class A (adjusted)	(11.17)%	1.38%	1.87%
PIMCO RealPath™ 2030 Fund Class C	(6.71)%	1.79%	1.84%
PIMCO RealPath™ 2030 Fund Class C (adjusted)	(7.61)%	1.79%	1.84%
Real Return Target 2030 Index	(1.82)%	2.97%	2.95%
Lipper Mixed-Asset Target 2030 Funds Average	(3.17)%	5.38%	4.42%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.19% for Institutional Class shares, 1.44% for Administrative Class shares, 1.69% for Class D shares, 1.69% for Class A shares, and 2.44% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO RealPath™ Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Administrative Class - PIVNX	Class C - PIVWX
Class D - PIVDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	32.5%
Vanguard FTSE Emerging Markets ETF	10.8%
PIMCO Income Fund	7.7%
PIMCO RealEstateRealReturn Strategy Fund	7.7%
PIMCO High Yield Fund	6.8%
PIMCO Real Return Asset Fund	3.1%
PIMCO Long Duration Total Return Fund	2.4%
PIMCO Long-Term Credit Fund	2.3%
PIMCO Real Return Fund	2.0%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (06/30/11)
PIMCO RealPath™ 2035 Fund Institutional Class	(6.33)%	3.25%
PIMCO RealPath™ 2035 Fund Administrative Class	(6.67)%	2.96%
PIMCO RealPath™ 2035 Fund Class D	(6.80)%	2.73%
PIMCO RealPath™ 2035 Fund Class A	(6.80)%	2.73%
PIMCO RealPath™ 2035 Fund Class A (adjusted)	(11.91)%	1.52%
PIMCO RealPath™ 2035 Fund Class C	(7.53)%	1.95%
PIMCO RealPath™ 2035 Fund Class C (adjusted)	(8.43)%	1.95%
Real Return Target 2035 Index	(2.62)%	2.80%
Lipper Mixed-Asset Target 2035 Funds Average	(3.50)%	6.16%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.21% for Institutional Class shares, 1.46% for Administrative Class shares, 1.71% for Class D shares, 1.71% for Class A shares, and 2.46% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO RealPath™ Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

ANNUAL REPORT	MARCH 31, 2016	11

PIMCO RealPath™ 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Administrative Class - PEOAX	Class C - POFCX
Class D - POFDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	34.2%
Vanguard FTSE Emerging Markets ETF	11.7%
PIMCO RealEstateRealReturn Strategy Fund	8.0%
PIMCO Income Fund	5.8%
PIMCO High Yield Fund	4.9%
PIMCO Real Return Asset Fund	2.0%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
PIMCO Real Return Fund	2.0%
PIMCO Emerging Local Bond Fund	1.8%
PIMCO Long Duration Total Return Fund	1.6%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ 2040 Fund Institutional Class	(7.06)%	3.25%	3.54%
PIMCO RealPath™ 2040 Fund Administrative Class	(7.31)%	2.99%	3.29%
PIMCO RealPath™ 2040 Fund Class D	(7.52)%	2.75%	3.00%
PIMCO RealPath™ 2040 Fund Class A	(7.40)%	2.78%	3.01%
PIMCO RealPath™ 2040 Fund Class A (adjusted)	(12.50)%	1.63%	2.28%
PIMCO RealPath™ 2040 Fund Class C	(8.22)%	1.99%	2.24%
PIMCO RealPath™ 2040 Fund Class C (adjusted)	(9.11)%	1.99%	2.24%
Real Return Target 2040 Index	(3.44)%	2.99%	2.65%
Lipper Mixed-Asset Target 2040 Funds Average	(3.99)%	5.74%	4.59%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.22% for Institutional Class shares, 1.47% for Administrative Class shares, 1.72% for Class D shares, 1.72% for Class A shares, and 2.47% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO RealPath™ Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ 2045 Fund

Institutional Class - PFZIX	Class A - PFZAX
Administrative Class - PFZMX	Class C - PFZCX
Class D - PFZDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	35.8%
Vanguard FTSE Emerging Markets ETF	12.5%
PIMCO RealEstateRealReturn Strategy Fund	7.9%
PIMCO Income Fund	3.8%
PIMCO High Yield Fund	2.8%
PIMCO Emerging Local Bond Fund	2.0%
PIMCO Real Return Asset Fund	2.0%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
PIMCO Real Return Fund	2.0%
PIMCO Long Duration Total Return Fund	1.5%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (02/29/12)
PIMCO RealPath™ 2045 Fund Institutional Class	(7.51)%	3.94%
PIMCO RealPath™ 2045 Fund Administrative Class	(7.76)%	3.66%
PIMCO RealPath™ 2045 Fund Class D	(8.06)%	3.42%
PIMCO RealPath™ 2045 Fund Class A	(8.02)%	3.43%
PIMCO RealPath™ 2045 Fund Class A (adjusted)	(13.07)%	2.01%
PIMCO RealPath™ 2045 Fund Class C	(8.72)%	2.63%
PIMCO RealPath™ 2045 Fund Class C (adjusted)	(9.61)%	2.63%
Real Return Target 2045 Index	(4.06)%	3.87%
Lipper Mixed-Asset Target 2045 Funds Average	(3.99)%	7.24%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.23% for Institutional Class shares, 1.48% for Administrative Class shares, 1.73% for Class D shares, 1.73% for Class A shares, and 2.48% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ 2045 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO RealPath™ Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

ANNUAL REPORT	MARCH 31, 2016	13

PIMCO RealPath™ 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Administrative Class - POTAX	Class C - PFYCX
Class D - PFYDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	36.8%
Vanguard FTSE Emerging Markets ETF	12.6%
PIMCO RealEstateRealReturn Strategy Fund	7.9%
PIMCO Income Fund	3.4%
PIMCO High Yield Fund	2.5%
PIMCO Emerging Local Bond Fund	2.0%
PIMCO CommodityRealReturn Strategy Fund®	1.9%
PIMCO Real Return Fund	1.9%
PIMCO Long Duration Total Return Fund	1.5%
PIMCO Long-Term Credit Fund	1.5%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ 2050 Fund Institutional Class	(7.36)%	3.12%	3.61%
PIMCO RealPath™ 2050 Fund Administrative Class	(7.56)%	2.85%	3.36%
PIMCO RealPath™ 2050 Fund Class D	(7.67)%	2.59%	3.05%
PIMCO RealPath™ 2050 Fund Class A	(7.80)%	2.62%	3.07%
PIMCO RealPath™ 2050 Fund Class A (adjusted)	(12.90)%	1.47%	2.34%
PIMCO RealPath™ 2050 Fund Class C	(8.55)%	1.82%	2.29%
PIMCO RealPath™ 2050 Fund Class C (adjusted)	(9.43)%	1.82%	2.29%
Real Return Target 2050 Index	(4.43)%	3.18%	2.66%
Lipper Mixed-Asset Target 2050 Funds Average	(4.24)%	5.92%	4.74%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.22% for Institutional Class shares, 1.47% for Administrative Class shares, 1.72% for Class D shares, 1.72% for Class A shares, and 2.47% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO RealPath™ Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ 2055 Fund

Institutional Class - PRQIX	Class A - PQRAX
Administrative Class - PQRZX	Class C - PQRCX
Class D - PQRDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	39.3%
Vanguard FTSE Emerging Markets ETF	13.4%
PIMCO RealEstateRealReturn Strategy Fund	8.4%
PIMCO Income Fund	3.6%
PIMCO High Yield Fund	2.6%
PIMCO CommodityRealReturn Strategy Fund®	2.1%
PIMCO Emerging Local Bond Fund	2.1%
PIMCO Real Return Fund	2.1%
PIMCO Long Duration Total Return Fund	1.6%
PIMCO Long-Term Credit Fund	1.5%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (12/31/14)
PIMCO RealPath™ 2055 Fund Institutional	(6.78)%	(3.06)%
PIMCO RealPath™ 2055 Fund Administrative	(7.04)%	(3.35)%
PIMCO RealPath™ 2055 Fund Class D	(7.32)%	(3.58)%
PIMCO RealPath™ 2055 Fund Class A	(7.29)%	(3.55)%
PIMCO RealPath™ 2055 Fund Class A (adjusted)	(12.38)%	(7.82)%
PIMCO RealPath™ 2055 Fund Class C	(8.05)%	(4.34)%
PIMCO RealPath™ 2055 Fund Class C (adjusted)	(8.93)%	(4.34)%
Real Return Target 40+ Index	(4.66)%	(2.58)%
Lipper Mixed-Asset Target 2055+ Funds Average	(3.82)%	(1.33)%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.21% for Institutional Class shares, 1.46% for Administrative Class shares, 1.71% for Class D shares, 1.71% for Class A shares, and 2.46% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ 2055 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO RealPath™ Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

ANNUAL REPORT	MARCH 31, 2016	15

PIMCO RealPath™ Income Fund

Institutional Class - PRIEX	Class A - PTNAX
Administrative Class - PRNAX	Class C - PTNCX
Class D - PTNDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings†

PIMCO StocksPLUS® Fund	18.4%
PIMCO Income Fund	16.0%
PIMCO Real Return Fund	9.8%
PIMCO Total Return Fund	8.8%
PIMCO High Yield Fund	7.3%
PIMCO Real Return Asset Fund	6.8%
Vanguard FTSE Emerging Markets ETF	5.8%
PIMCO Long Duration Total Return Fund	3.5%
PIMCO Long-Term Credit Fund	3.4%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	2.9%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ Income Fund Institutional Class	(3.46)%	3.17%	3.90%
PIMCO RealPath™ Income Fund Administrative Class	(3.60)%	2.90%	3.65%
PIMCO RealPath™ Income Fund Class D	(3.89)%	2.66%	3.35%
PIMCO RealPath™ Income Fund Class A	(3.93)%	2.65%	3.36%
PIMCO RealPath™ Income Fund Class A (adjusted)	(9.21)%	1.50%	2.63%
PIMCO RealPath™ Income Fund Class C	(4.60)%	1.89%	2.59%
PIMCO RealPath™ Income Fund Class C (adjusted)	(5.53)%	1.89%	2.59%
Real Return Target Today Index	(0.70)%	2.98%	3.40%
Lipper Mixed-Asset Target Today Funds Average	(1.31)%	3.60%	3.83%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.09% for Institutional Class shares, 1.34% for Administrative Class shares, 1.59% for Class D shares, 1.59% for Class A shares, and 2.34% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RealPath™ Income Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Unlike the other PIMCO RealPath™ Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed ex-U.S. equities detracted from absolute performance, as developed ex-U.S. equities posted negative returns.

»	Exposure to commodities detracted from absolute performance, as commodities posted negative returns.

»	Exposure to U.S. small cap equities detracted from absolute performance, as U.S. small cap equities posted negative returns.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute performance, as REITs posted positive returns.

»	Exposure to long-term Treasuries benefited absolute performance, as long-term Treasuries posted positive returns.

16	PIMCO ASSET ALLOCATION FUNDS

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class A - PGMAX
Class P - PGAPX	Class C - PGMCX
Administrative - PGAAX	Class R - PGMRX
Class D - PGMDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Mutual Funds	26.7%
U.S. Treasury Obligations	25.0%
Sovereign Issues	12.1%
Short-Term Instruments‡	9.9%
U.S. Government Agencies	6.6%
Common Stocks	6.3%
Corporate Bonds & Notes	6.2%
Other	7.2%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	(5.91)%	0.20%	4.78%
PIMCO Global Multi-Asset Fund Class P	(6.09)%	0.09%	4.67%
PIMCO Global Multi-Asset Fund Administrative Class	(6.18)%	(0.07)%	4.46%
PIMCO Global Multi-Asset Fund Class D	(6.45)%	(0.39)%	4.17%
PIMCO Global Multi-Asset Fund Class A	(6.53)%	(0.39)%	4.16%
PIMCO Global Multi-Asset Fund Class A (adjusted)	(11.69)%	(1.52)%	3.63%
PIMCO Global Multi-Asset Fund Class C	(7.27)%	(1.16)%	3.39%
PIMCO Global Multi-Asset Fund Class C (adjusted)	(8.20)%	(1.16)%	3.39%
PIMCO Global Multi-Asset Fund Class R	(6.75)%	(0.64)%	3.90%
60% MSCI All Country World Index/40% Barclays Global Aggregate USD Hedged±	(1.40)%	5.22%	8.46%
MSCI All Country World Index±±	(4.34)%	5.22%	10.25%
Lipper Alternative Global Macro Funds Average	(6.22)%	1.35%	5.49%*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2008.

± Prior to July 31, 2015, the Fund’s primary benchmark was the MSCI All Country World Index.

±± Prior to July 31, 2015, the Fund’s secondary benchmark was the 60% MSCI ACWI/40% Barclay’s Global Aggregate Index (USD Hedged).

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively.

The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.44% for Institutional Class shares, 1.54% for Class P shares, 1.69% for Administrative Class shares, 2.04% for Class D shares, 2.04% for Class A shares, 2.79% for Class C shares, and 2.29% for Class R shares.

Investment Objective and Strategy Overview

»

PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged), by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to financial equities detracted from performance, as these securities generally posted negative returns.

»	An overweight exposure to European equities detracted from relative performance, as these securities generally posted negative returns.

»	An underweight to U.S. nominal duration expressed via interest rate swaps detracted from relative performance, as interest rate swap yields fell across most maturities.

»	Exposure to high yield credit detracted from performance, as these high yield securities generally posted negative total returns.

»	An underweight to the euro from April 2015 to June 2015 detracted from relative performance, as the euro appreciated during this period.

»	An overweight exposure to emerging markets equities from April 2015 to December 2015 detracted from relative performance, as these securities generally posted negative returns during this period.

»	An overweight exposure to Japanese equities detracted from relative performance, as these securities generally posted negative returns.

»	An underweight exposure to developed markets equities in Australia and the United Kingdom added to relative performance, as these securities generally lost value.

ANNUAL REPORT	MARCH 31, 2016	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$1,013.10	$2.16	$1,000.00	$1,022.85	$2.17	0.43%
Class P	1,000.00	1,013.50	2.67	1,000.00	1,022.35	2.68	0.53
Class D	1,000.00	1,011.40	4.17	1,000.00	1,020.85	4.19	0.83
Class A	1,000.00	1,012.00	4.17	1,000.00	1,020.85	4.19	0.83
Class C	1,000.00	1,008.00	7.93	1,000.00	1,017.10	7.97	1.58
PIMCO RealPath™ 2020 Fund
Institutional Class	$1,000.00	$1,034.70	$0.36	$1,000.00	$1,024.65	$0.35	0.07%
Administrative Class	1,000.00	1,032.60	1.63	1,000.00	1,023.40	1.62	0.32
Class D	1,000.00	1,030.60	2.89	1,000.00	1,022.15	2.88	0.57
Class A	1,000.00	1,030.90	2.89	1,000.00	1,022.15	2.88	0.57
Class C	1,000.00	1,027.50	6.69	1,000.00	1,018.40	6.66	1.32
PIMCO RealPath™ 2025 Fund
Institutional Class	$1,000.00	$1,038.50	$0.41	$1,000.00	$1,024.60	$0.40	0.08%
Administrative Class	1,000.00	1,038.30	1.68	1,000.00	1,023.35	1.67	0.33
Class D	1,000.00	1,035.90	2.95	1,000.00	1,022.10	2.93	0.58
Class A	1,000.00	1,035.70	2.95	1,000.00	1,022.10	2.93	0.58
Class C	1,000.00	1,033.00	6.76	1,000.00	1,018.35	6.71	1.33

18	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ 2030 Fund
Institutional Class	$1,000.00	$1,043.40	$0.51	$1,000.00	$1,024.50	$0.51	0.10%
Administrative Class	1,000.00	1,040.40	1.79	1,000.00	1,023.25	1.77	0.35
Class D	1,000.00	1,040.80	3.06	1,000.00	1,022.00	3.03	0.60
Class A	1,000.00	1,039.40	3.06	1,000.00	1,022.00	3.03	0.60
Class C	1,000.00	1,036.00	6.87	1,000.00	1,018.25	6.81	1.35
PIMCO RealPath™ 2035 Fund
Institutional Class	$1,000.00	$1,044.30	$0.66	$1,000.00	$1,024.35	$0.66	0.13%
Administrative Class	1,000.00	1,042.90	1.94	1,000.00	1,023.10	1.92	0.38
Class D	1,000.00	1,041.90	3.22	1,000.00	1,021.85	3.18	0.63
Class A	1,000.00	1,041.60	3.22	1,000.00	1,021.85	3.18	0.63
Class C	1,000.00	1,037.40	7.03	1,000.00	1,018.10	6.96	1.38
PIMCO RealPath™ 2040 Fund
Institutional Class	$1,000.00	$1,040.70	$0.66	$1,000.00	$1,024.35	$0.66	0.13%
Administrative Class	1,000.00	1,039.30	1.94	1,000.00	1,023.10	1.92	0.38
Class D	1,000.00	1,038.40	3.21	1,000.00	1,021.85	3.18	0.63
Class A	1,000.00	1,038.30	3.21	1,000.00	1,021.85	3.18	0.63
Class C	1,000.00	1,033.30	7.01	1,000.00	1,018.10	6.96	1.38
PIMCO RealPath™ 2045 Fund
Institutional Class	$1,000.00	$1,041.10	$0.87	$1,000.00	$1,024.15	$0.86	0.17%
Administrative Class	1,000.00	1,038.50	2.14	1,000.00	1,022.90	2.12	0.42
Class D	1,000.00	1,037.50	3.41	1,000.00	1,021.65	3.39	0.67
Class A	1,000.00	1,038.30	3.41	1,000.00	1,021.65	3.39	0.67
Class C	1,000.00	1,033.80	7.22	1,000.00	1,017.90	7.16	1.42
PIMCO RealPath™ 2050 Fund
Institutional Class	$1,000.00	$1,042.20	$0.87	$1,000.00	$1,024.15	$0.86	0.17%
Administrative Class	1,000.00	1,041.60	2.14	1,000.00	1,022.90	2.12	0.42
Class D	1,000.00	1,040.60	3.42	1,000.00	1,021.65	3.39	0.67
Class A	1,000.00	1,039.30	3.42	1,000.00	1,021.65	3.39	0.67
Class C	1,000.00	1,034.50	7.22	1,000.00	1,017.90	7.16	1.42
PIMCO RealPath™ 2055 Fund
Institutional Class	$1,000.00	$1,043.80	$1.02	$1,000.00	$1,024.00	$1.01	0.20%
Administrative Class	1,000.00	1,040.70	2.30	1,000.00	1,022.75	2.28	0.45
Class D	1,000.00	1,040.20	3.57	1,000.00	1,021.50	3.54	0.70
Class A	1,000.00	1,040.00	3.57	1,000.00	1,021.50	3.54	0.70
Class C	1,000.00	1,036.20	7.38	1,000.00	1,017.75	7.31	1.45
PIMCO RealPath™ Income Fund
Institutional Class	$1,000.00	$1,033.20	$0.25	$1,000.00	$1,024.75	$0.25	0.05%
Administrative Class	1,000.00	1,031.80	1.52	1,000.00	1,023.50	1.52	0.30
Class D	1,000.00	1,030.40	2.79	1,000.00	1,022.25	2.78	0.55
Class A	1,000.00	1,030.70	2.79	1,000.00	1,022.25	2.78	0.55
Class C	1,000.00	1,027.20	6.59	1,000.00	1,018.50	6.56	1.30

ANNUAL REPORT	MARCH 31, 2016	19

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,018.80	$4.39	$1,000.00	$1,020.65	$4.39	0.87%
Class P	1,000.00	1,017.90	4.89	1,000.00	1,020.15	4.90	0.97
Administrative Class	1,000.00	1,017.00	5.65	1,000.00	1,019.40	5.65	1.12
Class D	1,000.00	1,015.10	7.41	1,000.00	1,017.65	7.41	1.47
Class A	1,000.00	1,015.10	7.41	1,000.00	1,017.65	7.41	1.47
Class C	1,000.00	1,010.60	11.16	1,000.00	1,013.90	11.18	2.22
Class R	1,000.00	1,014.30	8.66	1,000.00	1,016.40	8.67	1.72

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

20	PIMCO ASSET ALLOCATION FUNDS

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index/40% Barclays Global Aggregate USD Hedged	The benchmark is a blend of 60% MSCI All Country World Index/40% Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

Real Return Target 2020 Index	Real Return Target 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2025 Index	Real Return Target 2025 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2030 Index	Real Return Target 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2035 Index	Real Return Target 2035 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2040 Index	Real Return Target 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2045 Index	Real Return Target 2045 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target 2050 Index	Real Return Target 2050 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

ANNUAL REPORT	MARCH 31, 2016	21

Benchmark Descriptions (Cont.)

Index*	Description

Real Return Target 40+ Index	Real Return Target 40+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

Real Return Target Today Index	Real Return Target Today Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

*	It is not possible to invest directly in an unmanaged index.

22	PIMCO ASSET ALLOCATION FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2016	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Multi-Strategy Alternative Fund
Institutional Class
03/31/2016	$10.05	$0.28		$(0.43)	$(0.15)	$(0.18)	$0.00	$0.00	$(0.18)
12/30/2014 - 03/31/2015	10.00	0.03		0.02	0.05	0.00	0.00	0.00	0.00
Class P
03/31/2016	10.06	0.27		(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)
12/30/2014 - 03/31/2015	10.00	0.02		0.04	0.06	0.00	0.00	0.00	0.00
Class D
03/31/2016	10.04	0.21		(0.41)	(0.20)	(0.17)	0.00	0.00	(0.17)
12/30/2014 - 03/31/2015	10.00	0.01		0.03	0.04	0.00	0.00	0.00	0.00
Class A
03/31/2016	10.06	0.17		(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)
12/30/2014 - 03/31/2015	10.00	0.03		0.03	0.06	0.00	0.00	0.00	0.00
Class C
03/31/2016	10.03	0.13		(0.39)	(0.26)	(0.12)	0.00	0.00	(0.12)
12/30/2014 - 03/31/2015	10.00	(0.00	)^	0.03	0.03	0.00	0.00	0.00	0.00

PIMCO RealPath™ 2020 Fund
Institutional Class
03/31/2016	$8.29	$0.30		$(0.66)	$(0.36)	$(0.29)	$(0.06)	$0.00	$(0.35)
03/31/2015	8.33	0.39		0.06	0.45	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	8.47	0.25		(0.15)	0.10	(0.23)	0.00	(0.01)	(0.24)
03/31/2013	8.17	0.38		0.35	0.73	(0.38)	0.00	(0.05)	(0.43)
03/31/2012	8.28	0.41		(0.18)	0.23	(0.31)	(0.03)	0.00	(0.34)
Administrative Class
03/31/2016	8.47	0.27		(0.66)	(0.39)	(0.27)	(0.06)	0.00	(0.33)
03/31/2015	8.50	0.36		0.08	0.44	(0.38)	(0.09)	0.00	(0.47)
03/31/2014	8.64	0.24		(0.16)	0.08	(0.20)	0.00	(0.02)	(0.22)
03/31/2013	8.31	0.38		0.34	0.72	(0.34)	0.00	(0.05)	(0.39)
03/31/2012	8.42	0.37		(0.16)	0.21	(0.29)	(0.03)	0.00	(0.32)
Class D
03/31/2016	8.30	0.27		(0.68)	(0.41)	(0.25)	(0.06)	0.00	(0.31)
03/31/2015	8.34	0.34		0.07	0.41	(0.36)	(0.09)	0.00	(0.45)
03/31/2014	8.49	0.20		(0.15)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.14	0.32		0.36	0.68	(0.28)	0.00	(0.05)	(0.33)
03/31/2012	8.25	0.28		(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
Class A
03/31/2016	8.27	0.27		(0.68)	(0.41)	(0.25)	(0.06)	0.00	(0.31)
03/31/2015	8.31	0.33		0.08	0.41	(0.36)	(0.09)	0.00	(0.45)
03/31/2014	8.46	0.21		(0.16)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.13	0.36		0.32	0.68	(0.30)	0.00	(0.05)	(0.35)
03/31/2012	8.24	0.28		(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
Class C
03/31/2016	8.33	0.21		(0.68)	(0.47)	(0.20)	(0.06)	0.00	(0.26)
03/31/2015	8.37	0.27		0.08	0.35	(0.30)	(0.09)	0.00	(0.39)
03/31/2014	8.52	0.16		(0.17)	(0.01)	(0.13)	0.00	(0.01)	(0.14)
03/31/2013	8.12	0.25		0.37	0.62	(0.17)	0.00	(0.05)	(0.22)
03/31/2012	8.23	0.21		(0.08)	0.13	(0.21)	(0.03)	0.00	(0.24)

Please see footnotes on page 36.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.72	(1.52)%	$50,680	0.41%		1.15%		0.41%		1.15%		2.84%		115%
10.05	0.50	17,377	0.36	*	1.79	*	0.36	*	1.79	*	1.02	*	31

9.72	(1.68)	44	0.51		1.25		0.51		1.25		2.73		115
10.06	0.60	10	0.46	*	1.89	*	0.46	*	1.89	*	0.68	*	31

9.67	(1.99)	1,106	0.81		1.55		0.81		1.55		2.13		115
10.04	0.40	44	0.76	*	2.19	*	0.76	*	2.19	*	0.55	*	31

9.78	(1.91)	643	0.81		1.55		0.81		1.55		1.76		115
10.06	0.60	3,143	0.76	*	2.19	*	0.76	*	2.19	*	1.12	*	31

9.65	(2.62)	566	1.56		2.30		1.56		2.30		1.37		115
10.03	0.30	31	1.51	*	2.94	*	1.51	*	2.94	*	(0.09	)*	31

$7.58	(4.31)%	$18,013	0.05	%(c)	0.58	%(c)	0.05	%(c)	0.58	%(c)	3.76%		75%
8.29	5.54	31,576	0.10		0.60		0.10		0.60		4.64		46
8.33	1.22	36,706	0.17	(d)	0.67	(d)	0.17	(d)	0.67	(d)	3.03		38
8.47	9.03	31,921	0.22		0.75		0.22		0.75		4.46		11
8.17	2.93	18,089	0.31		0.75		0.31		0.75		4.95		25

7.75	(4.59)	24,908	0.30	(c)	0.83	(c)	0.30	(c)	0.83	(c)	3.39		75
8.47	5.30	59,528	0.35		0.85		0.35		0.85		4.14		46
8.50	0.96	47,488	0.42	(d)	0.92	(d)	0.42	(d)	0.92	(d)	2.79		38
8.64	8.74	41,461	0.47		1.00		0.47		1.00		4.41		11
8.31	2.69	17,612	0.56		1.00		0.56		1.00		4.44		25

7.58	(4.92)	1,801	0.55	(c)	1.08	(c)	0.55	(c)	1.08	(c)	3.41		75
8.30	5.04	3,273	0.60		1.10		0.60		1.10		3.97		46
8.34	0.62	3,356	0.67	(d)	1.17	(d)	0.67	(d)	1.17	(d)	2.39		38
8.49	8.51	3,668	0.72		1.25		0.72		1.25		3.77		11
8.14	2.46	2,600	0.82	(e)	1.26	(e)	0.82	(e)	1.26	(e)	3.43		25

7.55	(4.91)	6,943	0.55	(c)	1.08	(c)	0.55	(c)	1.08	(c)	3.42		75
8.27	5.06	8,445	0.60		1.10		0.60		1.10		3.93		46
8.31	0.63	8,731	0.67	(d)	1.17	(d)	0.67	(d)	1.17	(d)	2.57		38
8.46	8.47	8,028	0.72		1.25		0.72		1.25		4.24		11
8.13	2.48	3,077	0.82	(e)	1.26	(e)	0.82	(e)	1.26	(e)	3.48		25

7.60	(5.63)	2,938	1.30	(c)	1.83	(c)	1.30	(c)	1.83	(c)	2.65		75
8.33	4.26	3,488	1.35		1.85		1.35		1.85		3.19		46
8.37	(0.04)	3,503	1.42	(d)	1.92	(d)	1.42	(d)	1.92	(d)	1.96		38
8.52	7.66	2,112	1.47		2.00		1.47		2.00		3.01		11
8.12	1.72	1,122	1.57	(e)	2.01	(e)	1.57	(e)	2.01	(e)	2.60		25

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2016	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO RealPath™ 2025 Fund
Institutional Class
03/31/2016	$10.01	$0.36	$(0.85)	$(0.49)	$(0.35)	$0.00	$0.00	$(0.35)
03/31/2015	10.19	0.55	0.01	0.56	(0.54)	(0.16)	(0.04)	(0.74)
03/31/2014	10.29	0.34	(0.12)	0.22	(0.32)	0.00	0.00	(0.32)
03/31/2013	9.87	0.47	0.46	0.93	(0.48)	0.00	(0.03)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.50	(0.39)	0.11	(0.24)	0.00	0.00	(0.24)
Administrative Class
03/31/2016	10.01	0.34	(0.86)	(0.52)	(0.32)	0.00	0.00	(0.32)
03/31/2015	10.19	0.49	0.05	0.54	(0.52)	(0.16)	(0.04)	(0.72)
03/31/2014	10.29	0.32	(0.13)	0.19	(0.29)	0.00	0.00	(0.29)
03/31/2013	9.85	0.49	0.42	0.91	(0.44)	0.00	(0.03)	(0.47)
06/30/2011 - 03/31/2012	10.00	0.33	(0.24)	0.09	(0.24)	0.00	0.00	(0.24)
Class D
03/31/2016	10.02	0.28	(0.83)	(0.55)	(0.29)	0.00	0.00	(0.29)
03/31/2015	10.20	0.46	0.05	0.51	(0.49)	(0.16)	(0.04)	(0.69)
03/31/2014	10.30	0.29	(0.12)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.84	0.47	0.42	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.34	(0.27)	0.07	(0.23)	0.00	0.00	(0.23)
Class A
03/31/2016	10.04	0.32	(0.87)	(0.55)	(0.30)	0.00	0.00	(0.30)
03/31/2015	10.21	0.43	0.09	0.52	(0.49)	(0.16)	(0.04)	(0.69)
03/31/2014	10.31	0.30	(0.13)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.85	0.51	0.38	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.21	(0.13)	0.08	(0.23)	0.00	0.00	(0.23)
Class C
03/31/2016	10.03	0.25	(0.87)	(0.62)	(0.23)	0.00	0.00	(0.23)
03/31/2015	10.21	0.40	0.04	0.44	(0.42)	(0.16)	(0.04)	(0.62)
03/31/2014	10.32	0.23	(0.13)	0.10	(0.21)	0.00	0.00	(0.21)
03/31/2013	9.82	0.31	0.49	0.80	(0.27)	0.00	(0.03)	(0.30)
06/30/2011 - 03/31/2012	10.00	0.30	(0.28)	0.02	(0.20)	0.00	0.00	(0.20)

PIMCO RealPath™ 2030 Fund
Institutional Class
03/31/2016	$7.95	$0.31	$(0.74)	$(0.43)	$(0.29)	$0.00	$0.00	$(0.29)
03/31/2015	8.06	0.47	(0.01)	0.46	(0.46)	(0.11)	0.00	(0.57)
03/31/2014	8.06	0.29	(0.02)	0.27	(0.27)	0.00	0.00	(0.27)
03/31/2013	7.68	0.42	0.40	0.82	(0.37)	0.00	(0.07)	(0.44)
03/31/2012	7.93	0.43	(0.34)	0.09	(0.32)	(0.02)	0.00	(0.34)
Administrative Class
03/31/2016	7.96	0.29	(0.75)	(0.46)	(0.27)	0.00	0.00	(0.27)
03/31/2015	8.07	0.43	0.01	0.44	(0.44)	(0.11)	0.00	(0.55)
03/31/2014	8.07	0.27	(0.02)	0.25	(0.25)	0.00	0.00	(0.25)
03/31/2013	7.68	0.39	0.40	0.79	(0.33)	0.00	(0.07)	(0.40)
03/31/2012	7.93	0.45	(0.37)	0.08	(0.31)	(0.02)	0.00	(0.33)
Class D
03/31/2016	7.94	0.27	(0.74)	(0.47)	(0.25)	0.00	0.00	(0.25)
03/31/2015	8.05	0.41	0.01	0.42	(0.42)	(0.11)	0.00	(0.53)
03/31/2014	8.05	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)
03/31/2013	7.63	0.34	0.43	0.77	(0.28)	0.00	(0.07)	(0.35)
03/31/2012	7.89	0.35	(0.30)	0.05	(0.29)	(0.02)	0.00	(0.31)
Class A
03/31/2016	7.92	0.27	(0.75)	(0.48)	(0.25)	0.00	0.00	(0.25)
03/31/2015	8.03	0.37	0.05	0.42	(0.42)	(0.11)	0.00	(0.53)
03/31/2014	8.03	0.25	(0.01)	0.24	(0.24)	0.00	0.00	(0.24)
03/31/2013	7.63	0.40	0.37	0.77	(0.30)	0.00	(0.07)	(0.37)
03/31/2012	7.89	0.32	(0.27)	0.05	(0.29)	(0.02)	0.00	(0.31)

Please see footnotes on page 36.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.17	(4.91)%	$13,757	0.06	%(f)	0.60	%(f)	0.06	%(f)	0.60	%(f)	3.82%		88%
10.01	5.67	24,909	0.12		0.63		0.12		0.63		5.29		42
10.19	2.21	28,681	0.16	(g)	0.69	(g)	0.16	(g)	0.69	(g)	3.37		29
10.29	9.60	23,011	0.19		0.75		0.19		0.75		4.60		9
9.87	1.20	10,159	0.26	*	0.95	*	0.26	*	0.95	*	6.82	*	27

9.17	(5.14)	32,867	0.31	(f)	0.85	(f)	0.31	(f)	0.85	(f)	3.63		88
10.01	5.42	56,789	0.37		0.88		0.37		0.88		4.80		42
10.19	1.97	43,186	0.41	(g)	0.94	(g)	0.41	(g)	0.94	(g)	3.12		29
10.29	9.36	39,958	0.44		1.00		0.44		1.00		4.80		9
9.85	0.95	12,019	0.51	*	1.20	*	0.51	*	1.20	*	4.49	*	27

9.18	(5.47)	627	0.56	(f)	1.10	(f)	0.56	(f)	1.10	(f)	2.89		88
10.02	5.16	2,426	0.62		1.13		0.62		1.13		4.50		42
10.20	1.75	2,693	0.66	(g)	1.19	(g)	0.66	(g)	1.19	(g)	2.84		29
10.30	9.15	1,891	0.69		1.25		0.69		1.25		4.59		9
9.84	0.76	311	0.76	*	1.45	*	0.76	*	1.45	*	4.59	*	27

9.19	(5.46)	1,960	0.56	(f)	1.10	(f)	0.56	(f)	1.10	(f)	3.41		88
10.04	5.23	2,333	0.62		1.13		0.62		1.13		4.12		42
10.21	1.74	3,610	0.66	(g)	1.19	(g)	0.66	(g)	1.19	(g)	2.95		29
10.31	9.12	2,571	0.69		1.25		0.69		1.25		5.06		9
9.85	0.82	579	0.76	*	1.45	*	0.76	*	1.45	*	2.83	*	27

9.18	(6.14)	744	1.31	(f)	1.85	(f)	1.31	(f)	1.85	(f)	2.67		88
10.03	4.44	917	1.37		1.88		1.37		1.88		3.90		42
10.21	0.99	775	1.41	(g)	1.94	(g)	1.41	(g)	1.94	(g)	2.26		29
10.32	8.28	328	1.44		2.00		1.44		2.00		3.03		9
9.82	0.23	48	1.51	*	2.20	*	1.51	*	2.20	*	4.08	*	27

$7.23	(5.40)%	$22,798	0.09	%(h)	0.63	%(h)	0.09	%(h)	0.63	%(h)	4.12%		98%
7.95	5.81	40,969	0.13		0.65		0.13		0.65		5.73		43
8.06	3.50	40,591	0.18	(i)	0.72	(i)	0.18	(i)	0.72	(i)	3.62		29
8.06	10.83	28,693	0.23		0.80		0.23		0.80		5.23		3
7.68	1.33	10,070	0.35		0.80		0.35		0.80		5.64		21

7.23	(5.77)	35,622	0.34	(h)	0.88	(h)	0.34	(h)	0.88	(h)	3.81		98
7.96	5.55	74,835	0.38		0.90		0.38		0.90		5.23		43
8.07	3.26	61,245	0.43	(i)	0.97	(i)	0.43	(i)	0.97	(i)	3.43		29
8.07	10.49	49,990	0.48		1.05		0.48		1.05		4.86		3
7.68	1.15	16,505	0.60		1.05		0.60		1.05		5.84		21

7.22	(5.88)	1,411	0.59	(h)	1.13	(h)	0.59	(h)	1.13	(h)	3.60		98
7.94	5.31	2,995	0.63		1.15		0.63		1.15		5.06		43
8.05	3.01	3,166	0.68	(i)	1.22	(i)	0.68	(i)	1.22	(i)	2.86		29
8.05	10.26	3,231	0.73		1.30		0.73		1.30		4.27		3
7.63	0.77	2,250	0.86	(e)	1.31	(e)	0.86	(e)	1.31	(e)	4.50		21

7.19	(6.01)	4,990	0.59	(h)	1.13	(h)	0.59	(h)	1.13	(h)	3.67		98
7.92	5.31	6,259	0.63		1.15		0.63		1.15		4.53		43
8.03	3.03	8,862	0.68	(i)	1.22	(i)	0.68	(i)	1.22	(i)	3.20		29
8.03	10.28	7,599	0.73		1.30		0.73		1.30		5.10		3
7.63	0.78	2,186	0.86	(e)	1.31	(e)	0.86	(e)	1.31	(e)	4.20		21

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2016	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO RealPath™ 2030 Fund (Cont.)
Class C
03/31/2016	$7.98	$0.23	$(0.77)	$(0.54)	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2015	8.09	0.35	0.01	0.36	(0.36)	(0.11)	0.00	(0.47)
03/31/2014	8.10	0.23	(0.05)	0.18	(0.19)	0.00	0.00	(0.19)
03/31/2013	7.59	0.24	0.46	0.70	(0.12)	0.00	(0.07)	(0.19)
03/31/2012	7.84	0.26	(0.26)	0.00	(0.23)	(0.02)	0.00	(0.25)

PIMCO RealPath™ 2035 Fund
Institutional Class
03/31/2016	$10.18	$0.38	$(1.03)	$(0.65)	$(0.35)	$(0.06)	$0.00	$(0.41)
03/31/2015	10.28	0.59	0.04	0.63	(0.61)	(0.12)	0.00	(0.73)
03/31/2014	10.23	0.39	0.04	0.43	(0.38)	0.00	0.00	(0.38)
03/31/2013	9.68	0.59	0.53	1.12	(0.52)	0.00	(0.05)	(0.57)
06/30/2011 - 03/31/2012	10.00	0.58	(0.57)	0.01	(0.33)	0.00	0.00	(0.33)
Administrative Class
03/31/2016	10.18	0.35	(1.03)	(0.68)	(0.33)	(0.06)	0.00	(0.39)
03/31/2015	10.28	0.56	0.05	0.61	(0.59)	(0.12)	0.00	(0.71)
03/31/2014	10.23	0.39	0.02	0.41	(0.36)	0.00	0.00	(0.36)
03/31/2013	9.67	0.51	0.57	1.08	(0.47)	0.00	(0.05)	(0.52)
06/30/2011 - 03/31/2012	10.00	0.38	(0.39)	(0.01)	(0.32)	0.00	0.00	(0.32)
Class D
03/31/2016	10.17	0.31	(1.01)	(0.70)	(0.30)	(0.06)	0.00	(0.36)
03/31/2015	10.27	0.51	0.07	0.58	(0.56)	(0.12)	0.00	(0.68)
03/31/2014	10.24	0.31	0.06	0.37	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.66	0.54	0.54	1.08	(0.45)	0.00	(0.05)	(0.50)
06/30/2011 - 03/31/2012	10.00	0.42	(0.45)	(0.03)	(0.31)	0.00	0.00	(0.31)
Class A
03/31/2016	10.16	0.33	(1.03)	(0.70)	(0.30)	(0.06)	0.00	(0.36)
03/31/2015	10.27	0.46	0.11	0.57	(0.56)	(0.12)	0.00	(0.68)
03/31/2014	10.23	0.35	0.03	0.38	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.67	0.69	0.38	1.07	(0.46)	0.00	(0.05)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.35	(0.37)	(0.02)	(0.31)	0.00	0.00	(0.31)
Class C
03/31/2016	10.23	0.26	(1.03)	(0.77)	(0.25)	(0.06)	0.00	(0.31)
03/31/2015	10.33	0.44	0.07	0.51	(0.49)	(0.12)	0.00	(0.61)
03/31/2014	10.31	0.38	(0.08)	0.30	(0.28)	0.00	0.00	(0.28)
03/31/2013	9.63	0.41	0.58	0.99	(0.26)	0.00	(0.05)	(0.31)
06/30/2011 - 03/31/2012	10.00	0.40	(0.48)	(0.08)	(0.29)	0.00	0.00	(0.29)

PIMCO RealPath™ 2040 Fund
Institutional Class
03/31/2016	$7.94	$0.29	$(0.85)	$(0.56)	$(0.26)	$(0.09)	$0.00	$(0.35)
03/31/2015	7.98	0.47	0.01	0.48	(0.49)	(0.03)	0.00	(0.52)
03/31/2014	7.91	0.31	0.06	0.37	(0.27)	0.00	(0.03)	(0.30)
03/31/2013	7.48	0.50	0.42	0.92	(0.42)	0.00	(0.07)	(0.49)
03/31/2012	7.84	0.51	(0.46)	0.05	(0.39)	(0.02)	0.00	(0.41)
Administrative Class
03/31/2016	7.94	0.25	(0.83)	(0.58)	(0.24)	(0.09)	0.00	(0.33)
03/31/2015	7.97	0.44	0.03	0.47	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	7.91	0.31	0.03	0.34	(0.25)	0.00	(0.03)	(0.28)
03/31/2013	7.46	0.39	0.51	0.90	(0.38)	0.00	(0.07)	(0.45)
03/31/2012	7.83	0.63	(0.61)	0.02	(0.37)	(0.02)	0.00	(0.39)

Please see footnotes on page 36.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$7.24	(6.71)%	$2,781	1.34	%(h)	1.88	%(h)	1.34	%(h)	1.88	%(h)	3.05%		98%
7.98	4.58	2,786	1.38		1.90		1.38		1.90		4.25		43
8.09	2.25	2,072	1.43	(i)	1.97	(i)	1.43	(i)	1.97	(i)	2.87		29
8.10	9.36	1,136	1.48		2.05		1.48		2.05		3.02		3
7.59	0.16	1,386	1.61	(e)	2.06	(e)	1.61	(e)	2.06	(e)	3.44		21

$9.12	(6.33)%	$20,573	0.11%		0.65%		0.11%		0.65%		3.99%		115%
10.18	6.27	30,191	0.13		0.65		0.13		0.65		5.68		38
10.28	4.34	30,832	0.17	(i)	0.72	(i)	0.17	(i)	0.72	(i)	3.89		30
10.23	11.81	24,627	0.22		0.80		0.22		0.80		5.90		3
9.68	0.22	8,282	0.31	*	1.05	*	0.31	*	1.05	*	8.06	*	29

9.11	(6.67)	28,861	0.36		0.90		0.36		0.90		3.67		115
10.18	6.03	55,489	0.38		0.90		0.38		0.90		5.32		38
10.28	4.10	37,683	0.42	(i)	0.97	(i)	0.42	(i)	0.97	(i)	3.81		30
10.23	11.45	31,532	0.47		1.05		0.47		1.05		5.08		3
9.67	0.07	10,448	0.56	*	1.30	*	0.56	*	1.30	*	5.33	*	29

9.11	(6.80)	728	0.61		1.15		0.61		1.15		3.30		115
10.17	5.74	1,168	0.63		1.15		0.63		1.15		4.93		38
10.27	3.72	1,304	0.67	(i)	1.22	(i)	0.67	(i)	1.22	(i)	3.09		30
10.24	11.36	798	0.72		1.30		0.72		1.30		5.37		3
9.66	(0.17)	108	0.81	*	1.55	*	0.81	*	1.55	*	5.78	*	29

9.10	(6.80)	1,295	0.61		1.15		0.61		1.15		3.43		115
10.16	5.65	1,553	0.63		1.15		0.63		1.15		4.39		38
10.27	3.79	2,485	0.67	(i)	1.22	(i)	0.67	(i)	1.22	(i)	3.43		30
10.23	11.30	1,627	0.72		1.30		0.72		1.30		6.88		3
9.67	(0.08)	41	0.81	*	1.55	*	0.81	*	1.55	*	4.89	*	29

9.15	(7.53)	317	1.36		1.90		1.36		1.90		2.76		115
10.23	4.99	305	1.38		1.90		1.38		1.90		4.16		38
10.33	2.95	295	1.42	(i)	1.97	(i)	1.42	(i)	1.97	(i)	3.77		30
10.31	10.45	104	1.47		2.05		1.47		2.05		4.15		3
9.63	(0.71)	74	1.56	*	2.30	*	1.56	*	2.30	*	5.53	*	29

$7.03	(7.06)%	$30,082	0.11	%(j)	0.65	%(j)	0.11	%(j)	0.65	%(j)	3.90%		117%
7.94	6.15	46,068	0.14		0.67		0.14		0.67		5.73		35
7.98	4.86	47,233	0.22	(k)	0.76	(k)	0.22	(k)	0.76	(k)	3.95		34
7.91	12.59	32,834	0.27		0.85		0.27		0.85		6.47		3
7.48	0.75	7,563	0.37		0.85		0.37		0.85		6.75		47

7.03	(7.31)	23,893	0.36	(j)	0.90	(j)	0.36	(j)	0.90	(j)	3.38		117
7.94	6.03	52,118	0.39		0.92		0.39		0.92		5.45		35
7.97	4.49	44,126	0.47	(k)	1.01	(k)	0.47	(k)	1.01	(k)	3.92		34
7.91	12.32	34,566	0.52		1.10		0.52		1.10		5.12		3
7.46	0.44	20,794	0.62		1.10		0.62		1.10		8.54		47

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2016	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO RealPath™ 2040 Fund (Cont.)
Class D
03/31/2016	$7.92	$0.23	$(0.82)	$(0.59)	$(0.23)	$(0.09)	$0.00	$(0.32)
03/31/2015	7.96	0.42	0.02	0.44	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	7.89	0.25	0.08	0.33	(0.23)	0.00	(0.03)	(0.26)
03/31/2013	7.43	0.40	0.47	0.87	(0.34)	0.00	(0.07)	(0.41)
03/31/2012	7.79	0.41	(0.40)	0.01	(0.35)	(0.02)	0.00	(0.37)
Class A
03/31/2016	7.90	0.25	(0.83)	(0.58)	(0.23)	(0.09)	0.00	(0.32)
03/31/2015	7.94	0.39	0.05	0.44	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	7.88	0.29	0.04	0.33	(0.24)	0.00	(0.03)	(0.27)
03/31/2013	7.42	0.39	0.49	0.88	(0.35)	0.00	(0.07)	(0.42)
03/31/2012	7.78	0.37	(0.36)	0.01	(0.35)	(0.02)	0.00	(0.37)
Class C
03/31/2016	7.87	0.19	(0.84)	(0.65)	(0.18)	(0.09)	0.00	(0.27)
03/31/2015	7.92	0.37	0.00	0.37	(0.39)	(0.03)	0.00	(0.42)
03/31/2014	7.86	0.28	0.00	0.28	(0.19)	0.00	(0.03)	(0.22)
03/31/2013	7.37	0.33	0.48	0.81	(0.25)	0.00	(0.07)	(0.32)
03/31/2012	7.74	0.39	(0.44)	(0.05)	(0.30)	(0.02)	0.00	(0.32)

PIMCO RealPath™ 2045 Fund
Institutional Class
03/31/2016	$10.67	$0.38	$(1.18)	$(0.80)	$(0.35)	$0.00	$0.00	$(0.35)
03/31/2015	10.84	0.64	(0.02)	0.62	(0.71)	(0.08)	0.00	(0.79)
03/31/2014	10.68	0.43	0.15	0.58	(0.40)	0.00	(0.02)	(0.42)
03/31/2013	9.99	0.72	0.59	1.31	(0.62)	0.00	0.00	(0.62)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Administrative Class
03/31/2016	10.66	0.36	(1.18)	(0.82)	(0.33)	0.00	0.00	(0.33)
03/31/2015	10.84	0.62	(0.04)	0.58	(0.68)	(0.08)	0.00	(0.76)
03/31/2014	10.68	0.45	0.10	0.55	(0.37)	0.00	(0.02)	(0.39)
03/31/2013	9.99	0.54	0.74	1.28	(0.59)	0.00	0.00	(0.59)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class D
03/31/2016	10.65	0.33	(1.19)	(0.86)	(0.30)	0.00	0.00	(0.30)
03/31/2015	10.82	0.60	(0.04)	0.56	(0.65)	(0.08)	0.00	(0.73)
03/31/2014	10.67	0.35	0.17	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.43	0.82	1.25	(0.57)	0.00	0.00	(0.57)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class A
03/31/2016	10.68	0.35	(1.20)	(0.85)	(0.31)	0.00	0.00	(0.31)
03/31/2015	10.84	0.49	0.08	0.57	(0.65)	(0.08)	0.00	(0.73)
03/31/2014	10.69	0.43	0.09	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.70	0.55	1.25	(0.55)	0.00	0.00	(0.55)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class C
03/31/2016	10.67	0.26	(1.19)	(0.93)	(0.23)	0.00	0.00	(0.23)
03/31/2015	10.85	0.49	(0.02)	0.47	(0.57)	(0.08)	0.00	(0.65)
03/31/2014	10.69	0.37	0.09	0.46	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	9.98	0.61	0.56	1.17	(0.46)	0.00	0.00	(0.46)
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00	0.00

Please see footnotes on page 36.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$7.01	(7.52)%	$2,159	0.61	%(j)	1.15	%(j)	0.61	%(j)	1.15	%(j)	3.16%		117%
7.92	5.66	2,220	0.64		1.17		0.64		1.17		5.25		35
7.96	4.35	2,155	0.72	(k)	1.26	(k)	0.72	(k)	1.26	(k)	3.23		34
7.89	11.96	2,436	0.77		1.35		0.77		1.35		5.18		3
7.43	0.34	1,664	0.88	(e)	1.36	(e)	0.88	(e)	1.36	(e)	5.43		47

7.00	(7.40)	4,880	0.61	(j)	1.15	(j)	0.61	(j)	1.15	(j)	3.40		117
7.90	5.66	5,484	0.64		1.17		0.64		1.17		4.87		35
7.94	4.28	6,507	0.72	(k)	1.26	(k)	0.72	(k)	1.26	(k)	3.77		34
7.88	12.08	4,171	0.77		1.35		0.77		1.35		5.13		3
7.42	0.29	1,840	0.88	(e)	1.36	(e)	0.88	(e)	1.36	(e)	5.01		47

6.95	(8.22)	1,216	1.36	(j)	1.90	(j)	1.36	(j)	1.90	(j)	2.63		117
7.87	4.86	1,625	1.39		1.92		1.39		1.92		4.66		35
7.92	3.65	1,332	1.47	(k)	2.01	(k)	1.47	(k)	2.01	(k)	3.64		34
7.86	11.14	509	1.52		2.10		1.52		2.10		4.33		3
7.37	(0.46)	211	1.63	(e)	2.11	(e)	1.63	(e)	2.11	(e)	5.19		47

$9.52	(7.51)%	$31,927	0.14%		0.67%		0.14%		0.67%		3.88%		125%
10.67	5.87	40,600	0.15		0.67		0.15		0.67		5.86		30
10.84	5.57	35,891	0.21	(k)	0.76	(k)	0.21	(k)	0.76	(k)	4.00		31
10.68	13.39	27,180	0.25		0.97		0.25		0.97		6.87		6
9.99	(0.10)	2,997	0.34	*	11.28	*	0.34	*	11.28	*	10.67	*	20

9.51	(7.76)	8,412	0.39		0.92		0.39		0.92		3.58		125
10.66	5.53	18,048	0.40		0.92		0.40		0.92		5.61		30
10.84	5.34	9,445	0.46	(k)	1.01	(k)	0.46	(k)	1.01	(k)	4.22		31
10.68	13.08	5,701	0.50		1.22		0.50		1.22		5.13		6
9.99	(0.10)	10	0.59	*	11.53	*	0.59	*	11.53	*	10.41	*	20

9.49	(8.06)	528	0.64		1.17		0.64		1.17		3.34		125
10.65	5.39	761	0.65		1.17		0.65		1.17		5.50		30
10.82	5.05	599	0.71	(k)	1.26	(k)	0.71	(k)	1.26	(k)	3.27		31
10.67	12.81	325	0.75		1.47		0.75		1.47		4.09		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

9.52	(8.02)	797	0.64		1.17		0.64		1.17		3.56		125
10.68	5.41	629	0.65		1.17		0.65		1.17		4.47		30
10.84	5.02	1,022	0.71	(k)	1.26	(k)	0.71	(k)	1.26	(k)	4.09		31
10.69	12.83	488	0.75		1.47		0.75		1.47		6.66		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

9.51	(8.72)	116	1.39		1.92		1.39		1.92		2.58		125
10.67	4.51	145	1.40		1.92		1.40		1.92		4.42		30
10.85	4.36	138	1.46	(k)	2.01	(k)	1.46	(k)	2.01	(k)	3.51		31
10.69	11.91	96	1.50		2.22		1.50		2.22		5.80		6
9.98	(0.20)	10	1.59	*	12.53	*	1.59	*	12.53	*	9.38	*	20

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2016	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO RealPath™ 2050 Fund
Institutional Class
03/31/2016	$8.26	$0.30		$(0.90)	$(0.60)	$(0.27)	$(0.10)	$0.00	$(0.37)
03/31/2015	8.26	0.46		0.06	0.52	(0.49)	(0.03)	0.00	(0.52)
03/31/2014	8.19	0.34		0.05	0.39	(0.30)	0.00	(0.02)	(0.32)
03/31/2013	7.70	0.53		0.46	0.99	(0.44)	0.00	(0.06)	(0.50)
03/31/2012	8.18	0.52		(0.57)	(0.05)	(0.43)	0.00	0.00	(0.43)
Administrative Class
03/31/2016	8.23	0.27		(0.89)	(0.62)	(0.25)	(0.10)	0.00	(0.35)
03/31/2015	8.23	0.44		0.06	0.50	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	8.16	0.33		0.04	0.37	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	7.66	0.44		0.52	0.96	(0.40)	0.00	(0.06)	(0.46)
03/31/2012	8.16	0.50		(0.59)	(0.09)	(0.41)	0.00	0.00	(0.41)
Class D
03/31/2016	8.21	0.24		(0.87)	(0.63)	(0.23)	(0.10)	0.00	(0.33)
03/31/2015	8.22	0.35		0.11	0.46	(0.44)	(0.03)	0.00	(0.47)
03/31/2014	8.14	0.23		0.13	0.36	(0.26)	0.00	(0.02)	(0.28)
03/31/2013	7.62	0.40		0.53	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.51		(0.61)	(0.10)	(0.39)	0.00	0.00	(0.39)
Class A
03/31/2016	8.20	0.25		(0.88)	(0.63)	(0.24)	(0.10)	0.00	(0.34)
03/31/2015	8.21	0.49		(0.02)	0.47	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	8.14	0.33		0.03	0.36	(0.27)	0.00	(0.02)	(0.29)
03/31/2013	7.62	0.38		0.55	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.60		(0.69)	(0.09)	(0.40)	0.00	0.00	(0.40)
Class C
03/31/2016	8.19	0.20		(0.90)	(0.70)	(0.19)	(0.10)	0.00	(0.29)
03/31/2015	8.20	0.33		0.08	0.41	(0.39)	(0.03)	0.00	(0.42)
03/31/2014	8.13	0.27		0.03	0.30	(0.21)	0.00	(0.02)	(0.23)
03/31/2013	7.56	0.33		0.53	0.86	(0.23)	0.00	(0.06)	(0.29)
03/31/2012	8.05	0.41		(0.56)	(0.15)	(0.34)	0.00	0.00	(0.34)

PIMCO RealPath™ 2055 Fund
Institutional Class
03/31/2016	$10.32	$0.36		$(1.07)	$(0.71)	$(0.38)	$(0.08)	$0.00	$(0.46)
12/31/2014 - 03/31/2015	10.00	0.03		0.29	0.32	0.00	0.00	0.00	0.00
Administrative Class
03/31/2016	10.31	0.37		(1.10)	(0.73)	(0.37)	(0.08)	0.00	(0.45)
12/31/2014 - 03/31/2015	10.00	0.03		0.28	0.31	0.00	0.00	0.00	0.00
Class D
03/31/2016	10.31	0.31		(1.07)	(0.76)	(0.35)	(0.08)	0.00	(0.43)
12/31/2014 - 03/31/2015	10.00	0.02		0.29	0.31	0.00	0.00	0.00	0.00
Class A
03/31/2016	10.31	0.34		(1.10)	(0.76)	(0.35)	(0.08)	0.00	(0.43)
12/31/2014 - 03/31/2015	10.00	0.09		0.22	0.31	0.00	0.00	0.00	0.00
Class C
03/31/2016	10.29	0.25		(1.08)	(0.83)	(0.30)	(0.08)	0.00	(0.38)
12/31/2014 - 03/31/2015	10.00	0.00	^	0.29	0.29	0.00	0.00	0.00	0.00

PIMCO RealPath™ Income Fund
Institutional Class
03/31/2016	$8.62	$0.30		$(0.60)	$(0.30)	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2015	8.71	0.39		0.06	0.45	(0.42)	(0.10)	(0.02)	(0.54)
03/31/2014	8.87	0.27		(0.19)	0.08	(0.24)	0.00	0.00	(0.24)
03/31/2013	8.52	0.36		0.40	0.76	(0.40)	0.00	(0.01)	(0.41)
03/31/2012	8.51	0.35		0.02	0.37	(0.31)	(0.05)	0.00	(0.36)

Please see footnotes on page 36.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$7.29	(7.36)%	$41,655	0.15%		0.67%		0.15%		0.67%		3.89%		140%
8.26	6.46	48,090	0.16		0.67		0.16		0.67		5.41		22
8.26	4.96	41,310	0.21	(k)	0.76	(k)	0.21	(k)	0.76	(k)	4.24		41
8.19	13.14	26,336	0.26		0.85		0.26		0.85		6.67		7
7.70	(0.42)	5,687	0.36		0.85		0.36		0.85		6.71		42

7.26	(7.56)	39,711	0.40		0.92		0.40		0.92		3.61		140
8.23	6.24	40,525	0.41		0.92		0.41		0.92		5.26		22
8.23	4.74	25,826	0.46	(k)	1.01	(k)	0.46	(k)	1.01	(k)	4.12		41
8.16	12.84	16,651	0.51		1.10		0.51		1.10		5.50		7
7.66	(0.84)	6,947	0.61		1.10		0.61		1.10		6.54		42

7.25	(7.67)	917	0.65		1.17		0.65		1.17		3.18		140
8.21	5.79	1,440	0.66		1.17		0.66		1.17		4.17		22
8.22	4.58	2,208	0.71	(k)	1.26	(k)	0.71	(k)	1.26	(k)	2.85		41
8.14	12.44	4,055	0.76		1.35		0.76		1.35		5.05		7
7.62	(1.08)	3,452	0.87	(e)	1.36	(e)	0.87	(e)	1.36	(e)	6.63		42

7.23	(7.80)	1,660	0.65		1.17		0.65		1.17		3.23		140
8.20	5.90	2,821	0.66		1.17		0.66		1.17		5.85		22
8.21	4.54	2,331	0.71	(k)	1.26	(k)	0.71	(k)	1.26	(k)	4.09		41
8.14	12.53	1,226	0.76		1.35		0.76		1.35		4.80		7
7.62	(0.93)	772	0.87	(e)	1.36	(e)	0.87	(e)	1.36	(e)	7.92		42

7.20	(8.55)	615	1.40		1.92		1.40		1.92		2.58		140
8.19	5.12	713	1.41		1.92		1.41		1.92		4.01		22
8.20	3.81	681	1.46	(k)	2.01	(k)	1.46	(k)	2.01	(k)	3.30		41
8.13	11.60	476	1.51		2.10		1.51		2.10		4.20		7
7.56	(1.74)	253	1.62	(e)	2.11	(e)	1.62	(e)	2.11	(e)	5.30		42

$9.15	(6.78)%	$3,222	0.17%		0.68%		0.17%		0.68%		3.82%		142%
10.32	3.20	3,097	0.18	*	1.92	*	0.18	*	1.92	*	1.28	*	6

9.13	(7.04)	31	0.42		0.93		0.42		0.93		3.88		142
10.31	3.10	10	0.43	*	2.17	*	0.43	*	2.17	*	1.05	*	6

9.12	(7.32)	14	0.67		1.18		0.67		1.18		3.27		142
10.31	3.10	10	0.68	*	2.42	*	0.68	*	2.42	*	0.80	*	6

9.12	(7.29)	133	0.67		1.18		0.67		1.18		3.67		142
10.31	3.10	59	0.68	*	2.42	*	0.68	*	2.42	*	3.61	*	6

9.08	(8.05)	18	1.42		1.93		1.42		1.93		2.59		142
10.29	2.90	10	1.43	*	3.17	*	1.43	*	3.17	*	0.06	*	6

$8.02	(3.46)%	$15,833	0.03%		0.55%		0.03%		0.55%		3.67%		74%
8.62	5.27	30,810	0.04		0.55		0.04		0.55		4.38		50
8.71	0.96	18,227	0.15	(l)	0.65	(l)	0.15	(l)	0.65	(l)	3.12		26
8.87	9.04	15,873	0.23		0.75		0.23		0.75		4.03		74
8.52	4.50	9,707	0.32		0.75		0.32		0.75		4.12		14

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2016	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO RealPath™ Income Fund (Cont.)
Administrative Class
03/31/2016	$8.61	$0.28	$(0.59)	$(0.31)	$(0.28)	$0.00	$0.00	$(0.28)
03/31/2015	8.70	0.33	0.10	0.43	(0.40)	(0.10)	(0.02)	(0.52)
03/31/2014	8.87	0.24	(0.19)	0.05	(0.22)	0.00	0.00	(0.22)
03/31/2013	8.50	0.38	0.36	0.74	(0.36)	0.00	(0.01)	(0.37)
03/31/2012	8.51	0.35	(0.02)	0.33	(0.29)	(0.05)	0.00	(0.34)
Class D
03/31/2016	8.60	0.26	(0.60)	(0.34)	(0.25)	0.00	0.00	(0.25)
03/31/2015	8.69	0.36	0.05	0.41	(0.38)	(0.10)	(0.02)	(0.50)
03/31/2014	8.86	0.20	(0.17)	0.03	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.48	0.34	0.37	0.71	(0.32)	0.00	(0.01)	(0.33)
03/31/2012	8.48	0.30	0.03	0.33	(0.28)	(0.05)	0.00	(0.33)
Class A
03/31/2016	8.61	0.28	(0.62)	(0.34)	(0.26)	0.00	0.00	(0.26)
03/31/2015	8.70	0.31	0.10	0.41	(0.38)	(0.10)	(0.02)	(0.50)
03/31/2014	8.86	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.47	0.35	0.36	0.71	(0.31)	0.00	(0.01)	(0.32)
03/31/2012	8.47	0.28	0.04	0.32	(0.27)	(0.05)	0.00	(0.32)
Class C
03/31/2016	8.61	0.22	(0.62)	(0.40)	(0.20)	0.00	0.00	(0.20)
03/31/2015	8.70	0.27	0.08	0.35	(0.32)	(0.10)	(0.02)	(0.44)
03/31/2014	8.87	0.15	(0.18)	(0.03)	(0.14)	0.00	0.00	(0.14)
03/31/2013	8.43	0.28	0.36	0.64	(0.19)	0.00	(0.01)	(0.20)
03/31/2012	8.44	0.22	0.04	0.26	(0.22)	(0.05)	0.00	(0.27)

PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class
03/31/2016	$11.50	$0.36	$(1.04)	$(0.68)	$0.00	$0.00	$0.00	$0.00
03/31/2015	10.41	0.30	0.85	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.34	(1.20)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
03/31/2013	11.35	0.29	0.15	0.44	(0.38)	(0.04)	0.00	(0.42)
03/31/2012	12.04	0.34	(0.31)	0.03	(0.56)	(0.16)	0.00	(0.72)
Class P
03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.29	0.86	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.31	(1.17)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
03/31/2013	11.33	0.28	0.15	0.43	(0.35)	(0.04)	0.00	(0.39)
03/31/2012	12.03	0.35	(0.34)	0.01	(0.55)	(0.16)	0.00	(0.71)
Administrative Class
03/31/2016	11.49	0.34	(1.05)	(0.71)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.25	0.88	1.13	0.00	0.00	(0.05)	(0.05)
03/31/2014	11.39	0.34	(1.23)	(0.89)	(0.06)	0.00	(0.03)	(0.09)
03/31/2013	11.33	0.27	0.14	0.41	(0.31)	(0.04)	0.00	(0.35)
10/14/2011 - 03/31/2012	11.44	0.08	0.37	0.45	(0.40)	(0.16)	0.00	(0.56)
Class D
03/31/2016	11.48	0.29	(1.03)	(0.74)	0.00	0.00	0.00	0.00
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.26	(1.19)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.98	0.26	(0.30)	(0.04)	(0.51)	(0.16)	0.00	(0.67)

Please see footnotes on page 36.

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.02	(3.60)%	$26,837	0.28%		0.80%		0.28%		0.80%		3.40%	74%
8.61	5.02	57,610	0.29		0.80		0.29		0.80		3.81	50
8.70	0.61	28,156	0.40	(l)	0.90	(l)	0.40	(l)	0.90	(l)	2.72	26
8.87	8.85	27,540	0.48		1.00		0.48		1.00		4.27	74
8.50	4.08	7,029	0.57		1.00		0.57		1.00		4.08	14

8.01	(3.89)	1,196	0.53		1.05		0.53		1.05		3.11	74
8.60	4.80	3,411	0.54		1.05		0.54		1.05		4.14	50
8.69	0.34	2,008	0.65	(l)	1.15	(l)	0.65	(l)	1.15	(l)	2.27	26
8.86	8.52	3,493	0.73		1.25		0.73		1.25		3.87	74
8.48	3.98	1,557	0.83	(e)	1.26	(e)	0.83	(e)	1.26	(e)	3.51	14

8.01	(3.93)	7,163	0.53		1.05		0.53		1.05		3.37	74
8.61	4.74	8,673	0.54		1.05		0.54		1.05		3.56	50
8.70	0.48	8,635	0.65	(l)	1.15	(l)	0.65	(l)	1.15	(l)	2.47	26
8.86	8.46	9,077	0.73		1.25		0.73		1.25		3.95	74
8.47	3.94	6,065	0.83	(e)	1.26	(e)	0.83	(e)	1.26	(e)	3.28	14

8.01	(4.60)	2,054	1.28		1.80		1.28		1.80		2.65	74
8.61	4.03	2,992	1.29		1.80		1.29		1.80		3.03	50
8.70	(0.36)	2,532	1.40	(l)	1.90	(l)	1.40	(l)	1.90	(l)	1.75	26
8.87	7.62	2,612	1.48		2.00		1.48		2.00		3.22	74
8.43	3.21	1,578	1.58	(e)	2.01	(e)	1.58	(e)	2.01	(e)	2.60	14

$10.82	(5.91)%	$365,733	0.80%		1.07%		0.73%		1.00%		3.21%	380%
11.50	11.10	590,159	0.61		1.03		0.57		0.99		2.77	444
10.41	(7.53)	879,815	0.51		1.00		0.49		0.98		3.17	94
11.37	3.93	2,232,436	0.54		1.04		0.52		1.02		2.59	223
11.35	0.54	2,396,376	0.52		0.99		0.52		0.99		2.93	94

10.80	(6.09)	71,807	0.90		1.17		0.83		1.10		3.13	380
11.50	11.05	94,550	0.71		1.13		0.67		1.09		2.60	444
10.41	(7.58)	128,371	0.61		1.10		0.59		1.08		2.88	94
11.37	3.83	789,716	0.64		1.14		0.62		1.12		2.46	223
11.33	0.38	922,381	0.62		1.09		0.62		1.09		3.06	94

10.78	(6.18)	31	1.05		1.32		0.98		1.25		2.99	380
11.49	10.84	52	0.86		1.28		0.82		1.24		2.26	444
10.41	(7.80)	128	0.76		1.25		0.74		1.23		3.21	94
11.39	3.72	3,177	0.79		1.29		0.77		1.27		2.38	223
11.33	4.24	2,407	0.77	*	1.24	*	0.77	*	1.24	*	1.55 *	94

10.74	(6.45)	23,432	1.40		1.67		1.33		1.60		2.62	380
11.48	10.48	32,129	1.21		1.63		1.17		1.59		2.10	444
10.42	(8.13)	54,599	1.11		1.60		1.09		1.58		2.47	94
11.42	3.35	186,755	1.14		1.64		1.12		1.62		1.89	223
11.27	(0.09)	242,360	1.12		1.59		1.12		1.59		2.24	94

Please see footnotes on page 36.

ANNUAL REPORT	MARCH 31, 2016	35

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Global Multi-Asset Fund (Consolidated) (Cont.)
Class A
03/31/2016	$11.48	$0.30	$(1.05)	$(0.75)	$0.00	$0.00	$0.00	$0.00
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.27	(1.20)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.97	0.26	(0.29)	(0.03)	(0.51)	(0.16)	0.00	(0.67)
Class C
03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00
03/31/2015	10.28	0.15	0.85	1.00	0.00	0.00	(0.00)^	(0.00)^
03/31/2014	11.31	0.19	(1.19)	(1.00)	(0.00)^	0.00	(0.03)	(0.03)
03/31/2013	11.13	0.13	0.15	0.28	(0.06)	(0.04)	0.00	(0.10)
03/31/2012	11.87	0.18	(0.31)	(0.13)	(0.45)	(0.16)	0.00	(0.61)
Class R
03/31/2016	11.40	0.26	(1.03)	(0.77)	0.00	0.00	0.00	0.00
03/31/2015	10.36	0.21	0.85	1.06	0.00	0.00	(0.02)	(0.02)
03/31/2014	11.36	0.25	(1.19)	(0.94)	(0.03)	0.00	(0.03)	(0.06)
03/31/2013	11.21	0.20	0.13	0.33	(0.14)	(0.04)	0.00	(0.18)
03/31/2012	11.93	0.25	(0.32)	(0.07)	(0.49)	(0.16)	0.00	(0.65)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective April 1, 2015, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.53%.
(d)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.15% to an annual rate of 0.55%.
(e)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(f)	Effective April 1, 2015, the Fund’s advisory fee was decreased by 0.03% to an annual rate of 0.55%.
(g)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.12% to an annual rate of 0.58%.
(h)	Effective April 1, 2015, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.58%.
(i)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.15% to an annual rate of 0.60%.
(j)	Effective April 1, 2015, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.60%.
(k)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.18% to an annual rate of 0.62%.
(l)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.50%.

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short	Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.73	(6.53)%	$144,398	1.40%	1.67%	1.33%	1.60%	2.68%	380%
11.48	10.48	173,624	1.21	1.63	1.17	1.59	2.13	444
10.42	(8.14)	277,675	1.11	1.60	1.09	1.58	2.51	94
11.42	3.35	887,996	1.14	1.64	1.12	1.62	1.89	223
11.27	0.01	1,229,935	1.12	1.59	1.12	1.59	2.29	94

10.46	(7.27)	143,279	2.15	2.42	2.08	2.35	1.91	380
11.28	9.73	168,676	1.96	2.38	1.92	2.34	1.38	444
10.28	(8.83)	252,325	1.86	2.35	1.84	2.33	1.76	94
11.31	2.58	737,592	1.89	2.39	1.87	2.37	1.18	223
11.13	(0.87)	917,668	1.87	2.34	1.87	2.34	1.60	94

10.63	(6.75)	7,200	1.65	1.92	1.58	1.85	2.36	380
11.40	10.24	11,022	1.46	1.88	1.42	1.84	1.92	444
10.36	(8.27)	13,919	1.36	1.85	1.34	1.83	2.33	94
11.36	3.02	20,858	1.39	1.89	1.37	1.87	1.79	223
11.21	(0.31)	19,436	1.37	1.84	1.37	1.84	2.16	94

ANNUAL REPORT	MARCH 31, 2016	37

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Multi-Strategy Alternative Fund	PIMCO RealPath™ 2020 Fund	PIMCO RealPath™ 2025 Fund	PIMCO RealPath™ 2030 Fund

Assets:
Investments, at value
Investments in securities*	$4,017	$3,811	$4,524	$6,838
Investments in Affiliates	49,254	51,815	45,387	60,838
Financial Derivative Instruments
Exchange-traded or centrally cleared	21	52	48	16
Over the counter	2,067	171	138	206
Cash	302	66	0	0
Deposits with counterparty	122	544	594	887
Foreign currency, at value	42	62	70	112
Receivable for investments sold	0	428	779	1,966
Receivable for investments in Affiliates sold	0	13,800	10,844	13,430
Receivable for Fund shares sold	47	13	14	22
Dividends receivable from Affiliates	53	70	60	75
Total Assets	55,925	70,832	62,458	84,390

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$55	$78	$85	$118
Over the counter	1,725	51	48	77
Payable for investments purchased	0	0	0	0
Payable for investments in Affiliates purchased	53	14,425	11,365	15,290
Deposits from counterparty	990	50	50	50
Payable for Fund shares redeemed	41	1,600	926	1,217
Accrued investment advisory fees	15	6	13	19
Accrued supervisory and administrative fees	5	9	2	5
Accrued distribution fees	0	8	8	10
Accrued servicing fees	0	2	1	2
Accrued reimbursement to PIMCO	2	0	5	0
Total Liabilities	2,886	16,229	12,503	16,788

Net Assets	$53,039	$54,603	$49,955	$67,602

Net Assets Consist of:
Paid in capital	$55,198	$61,770	$56,080	$76,055
Undistributed (overdistributed) net investment income	2	50	(25)	(41)
Accumulated undistributed net realized (loss)	(1,853)	(6,149)	(5,657)	(8,046)
Net unrealized appreciation (depreciation)	(308)	(1,068)	(443)	(366)
	$53,039	$54,603	$49,955	$67,602

Cost of investments in securities	$4,021	$4,164	$4,582	$6,965
Cost of investments in Affiliates	$49,748	$51,966	$45,339	$60,525
Cost of foreign currency held	$42	$62	$70	$111
Cost or premiums of financial derivative instruments, net	$118	$758	$593	$765

* Includes repurchase agreements of:	$0	$0	$159	$109

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

PIMCO RealPath™ 2035 Fund	PIMCO RealPath™ 2040 Fund	PIMCO RealPath™ 2045 Fund	PIMCO RealPath™ 2050 Fund	PIMCO RealPath™ 2055 Fund	PIMCO RealPath™ Income Fund

$5,762	$7,590	$5,825	$11,348	$444	$3,378
46,325	57,449	37,014	75,851	2,860	52,387

14	22	14	28	1	47
134	170	84	152	2	135
0	74	0	1	182	1
815	1,125	789	1,599	82	476
98	131	90	190	10	51
2,315	2,497	2,065	4,399	179	0
9,871	9,763	5,096	8,831	349	15,063
4	15	14	27	0	49
48	50	28	53	2	66
65,386	78,886	51,019	102,479	4,111	71,653

$106	$138	$99	$205	$8	$72
45	60	39	65	3	47
0	0	0	0	0	319
12,845	14,103	8,940	17,250	681	16,922
50	120	0	40	0	50
533	2,198	136	312	0	1,135
18	25	18	36	1	0
3	5	2	4	0	13
7	6	2	9	0	7
0	1	0	0	0	2
5	0	3	0	0	3
13,612	16,656	9,239	17,921	693	18,570

$51,774	$62,230	$41,780	$84,558	$3,418	$53,083

$58,074	$67,748	$46,533	$92,274	$3,706	$59,788
25	18	(127)	17	(5)	67
(6,411)	(5,700)	(5,041)	(8,758)	(352)	(5,834)
86	164	415	1,025	69	(938)
$51,774	$62,230	$41,780	$84,558	$3,418	$53,083

$5,899	$7,738	$5,945	$11,503	$450	$3,625
$45,770	$56,687	$36,307	$74,422	$2,787	$52,686
$98	$130	$89	$189	$11	$51
$500	$667	$292	$501	$4	$546

$120	$0	$463	$120	$0	$136

ANNUAL REPORT	MARCH 31, 2016	39

Statements of Assets and Liabilities (Cont.)

	PIMCO Multi-Strategy Alternative Fund	PIMCO RealPath™ 2020 Fund	PIMCO RealPath™ 2025 Fund	PIMCO RealPath™ 2030 Fund

Net Assets:
Institutional Class	$50,680	$18,013	$13,757	$22,798
Class P	44	NA	NA	NA
Administrative Class	NA	24,908	32,867	35,622
Class D	1,106	1,801	627	1,411
Class A	643	6,943	1,960	4,990
Class C	566	2,938	744	2,781

Shares Issued and Outstanding:
Institutional Class	5,213	2,378	1,501	3,156
Class P	5	NA	NA	NA
Administrative Class	NA	3,216	3,587	4,925
Class D	114	238	68	196
Class A	66	919	213	694
Class C	59	387	81	384

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.72	$7.58	$9.17	$7.23
Class P	9.72	NA	NA	NA
Administrative Class	NA	7.75	9.17	7.23
Class D	9.67	7.58	9.18	7.22
Class A	9.78	7.55	9.19	7.19
Class C	9.65	7.60	9.18	7.24

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

PIMCO RealPath™ 2035 Fund	PIMCO RealPath™ 2040 Fund	PIMCO RealPath™ 2045 Fund	PIMCO RealPath™ 2050 Fund	PIMCO RealPath™ 2055 Fund	PIMCO RealPath™ Income Fund

$20,573	$30,082	$31,927	$41,655	$3,222	$15,833
NA	NA	NA	NA	NA	NA
28,861	23,893	8,412	39,711	31	26,837
728	2,159	528	917	14	1,196
1,295	4,880	797	1,660	133	7,163
317	1,216	116	615	18	2,054

2,257	4,278	3,356	5,712	353	1,975
NA	NA	NA	NA	NA	NA
3,168	3,399	884	5,473	3	3,348
80	308	56	127	1	149
142	698	84	230	15	894
35	175	12	85	2	256

$9.12	$7.03	$9.52	$7.29	$9.15	$8.02
NA	NA	NA	NA	NA	NA
9.11	7.03	9.51	7.26	9.13	8.02
9.11	7.01	9.49	7.25	9.12	8.01
9.10	7.00	9.52	7.23	9.12	8.01
9.15	6.95	9.51	7.20	9.08	8.01

ANNUAL REPORT	MARCH 31, 2016	41

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Global Multi- Asset Fund

Assets:
Investments, at value
Investments in securities*	$687,874
Investments in Affiliates	307,110
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,656
Over the counter	22,792
Cash	7
Deposits with counterparty	10,726
Foreign currency, at value	34,281
Receivable for investments sold	4,379
Receivable for investments sold on a delayed-delivery basis	656
Receivable for TBA investments sold	35,583
Receivable for Fund shares sold	77
Interest and/or dividends receivable	1,853
Dividends receivable from Affiliates	801
Reimbursement receivable from PIMCO	52
Total Assets	1,108,847

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$176,038
Payable for sale-buyback transactions	26,974
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,369
Over the counter	16,174
Payable for investments purchased	16,532
Payable for investments in Affiliates purchased	801
Payable for investments purchased on a delayed-delivery basis	328
Payable for TBA investments purchased	93,116
Deposits from counterparty	16,351
Payable for Fund shares redeemed	1,490
Accrued investment advisory fees	479
Accrued supervisory and administrative fees	148
Accrued distribution fees	98
Accrued servicing fees	62
Other liabilities	7
Total Liabilities	352,967

Net Assets	$755,880

Net Assets Consist of:
Paid in capital	$955,348
(Overdistributed) net investment income	(6,703)
Accumulated undistributed net realized (loss)	(158,011)
Net unrealized (depreciation)	(34,754)
$755,880

Cost of investments in securities	$689,675
Cost of investments in Affiliates	$322,003
Cost of foreign currency held	$35,309
Cost or premiums of financial derivative instruments, net	$22,494

* Includes repurchase agreements of:	$50,777

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

PIMCO Global Multi- Asset Fund

Net Assets:
Institutional Class	$365,733
Class P	71,807
Administrative Class	31
Class D	23,432
Class A	144,398
Class C	143,279
Class R	7,200

Shares Issued and Outstanding:
Institutional Class	33,802
Class P	6,646
Administrative Class	3
Class D	2,182
Class A	13,449
Class C	13,690
Class R	677

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.82
Class P	10.80
Administrative Class	10.78
Class D	10.74
Class A	10.73
Class C	10.46
Class R	10.63

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2016	43

Statements of Operations

Year Ended March 31, 2016
(Amounts in thousands†)	PIMCO Multi-Strategy Alternative Fund	PIMCO RealPath™ 2020 Fund	PIMCO RealPath™ 2025 Fund	PIMCO RealPath™ 2030 Fund

Investment Income:
Interest	$5	$1	$1	$1
Dividends	14	120	132	288
Dividends from Investments in Affiliates	1,772	2,898	2,588	3,928
Total Income	1,791	3,019	2,721	4,217

Expenses:
Investment advisory fees	582	423	382	585
Supervisory and administrative fees	60	76	46	79
Distribution and/or servicing fees - Administrative Class	0	100	117	139
Distribution and/or servicing fees - Class D	1	6	2	5
Distribution fees - Class C	1	23	6	20
Distribution fees - Class R	0	3 ^	1 ^	3 ^
Servicing fees - Class A	6	20	5	15
Servicing fees - Class C	0	8	2	7
Servicing fees - Class R	0	3 ^	1 ^	3 ^
Dividends on short sales	1	0	0	0
Trustee fees	0	0	0	1
Interest expense	1	1	0	0
Miscellaneous expense	3	0	1	0
Total Expenses	655	663	563	857
Waiver and/or Reimbursement by PIMCO	(409)	(422)	(375)	(549)
Net Expenses	246	241	188	308

Net Investment Income	1,545	2,778	2,533	3,909

Net Realized Gain (Loss):
Investments in securities	15	(352)	(523)	(1,307)
Investments in Affiliates	(2,039)	(7,174)	(6,252)	(8,209)
Net capital gain distributions received from Affiliate investments	193	904	704	957
Exchange-traded or centrally cleared financial derivative instruments	(9)	420	515	738
Over the counter financial derivative instruments	(483)	(126)	(93)	(205)
Short sales	18	0	0	0
Foreign currency	(19)	(40)	(47)	(125)

Net Realized (Loss)	(2,324)	(6,368)	(5,696)	(8,151)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(4)	(523)	(287)	(475)
Investments in Affiliates	(634)	(529)	(803)	(2,582)
Exchange-traded or centrally cleared financial derivative instruments	(5)	(70)	(52)	(41)
Over the counter financial derivative instruments	180	37	24	90
Short sales	(1)	0	0	0
Foreign currency assets and liabilities	0	0	0	1

Net Change in Unrealized (Depreciation)	(464)	(1,085)	(1,118)	(3,007)

Net (Decrease) in Net Assets Resulting from Operations	$(1,243)	$(4,675)	$(4,281)	$(7,249)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealPath™ 2035 Fund	PIMCO RealPath™ 2040 Fund	PIMCO RealPath™ 2045 Fund	PIMCO RealPath™ 2050 Fund	PIMCO RealPath™ 2055 Fund	PIMCO RealPath™ Income Fund

$1	$1	$1	$1	$0	$1
239	265	199	330	12	78
2,663	2,983	1,817	3,101	117	2,725
2,903	3,249	2,017	3,432	129	2,804

430	500	312	529	20	378
43	64	29	53	2	69
108	84	34	95	0	99
2	5	2	3	0	5
2	11	1	5	0	19
0 ^	1 ^	0 ^	1 ^	0 ^	0 ^
4	13	2	6	0	19
1	4	1	1	0	7
0 ^	1 ^	0 ^	1 ^	0 ^	0 ^
0	0	0	0	0	0
1	0	0	0	0	1
0	0	0	0	0	0
0	0	0	0	0	0
591	683	381	694	22	597
(389)	(447)	(266)	(442)	(16)	(390)
202	236	115	252	6	207

2,701	3,013	1,902	3,180	123	2,597

(1,056)	(889)	(773)	(1,049)	(30)	(69)
(6,690)	(6,361)	(5,314)	(9,693)	(382)	(5,371)
705	1,002	580	1,137	45	744
719	1,034	685	1,364	40	468
(159)	(308)	(171)	(221)	(5)	(156)
0	0	0	0	0	0
(66)	(59)	(49)	(82)	(3)	(24)

(6,547)	(5,581)	(5,042)	(8,544)	(335)	(4,408)

(387)	(681)	(312)	(592)	(25)	(396)
(1,551)	(3,598)	(966)	(604)	5	(1,511)
0	9	19	80	8	(59)
59	106	76	86	(1)	36
0	0	0	0	0	0
0	1	1	1	0	0

(1,879)	(4,163)	(1,182)	(1,029)	(13)	(1,930)

$(5,725)	$(6,731)	$(4,322)	$(6,393)	$(225)	$(3,741)

ANNUAL REPORT	MARCH 31, 2016	45

Consolidated Statement of Operations

Year Ended March 31, 2016
(Amounts in thousands)	PIMCO Global Multi- Asset Fund

Investment Income:
Interest, net of foreign taxes*	$16,481
Dividends, net of foreign taxes**	4,658
Dividends from Investments in Affiliates	19,552
Total Income	40,691

Expenses:
Investment advisory fees	9,437
Supervisory and administrative fees	2,028
Distribution and/or servicing fees - Class D	79
Distribution fees - Class C	1,217
Distribution fees - Class R	23
Servicing fees - Class A	410
Servicing fees - Class C	406
Servicing fees - Class R	23
Trustee fees	5
Interest expense	711
Total Expenses	14,339
Waiver and/or Reimbursement by PIMCO	(2,705)
Net Expenses	11,634

Net Investment Income	29,057

Net Realized Gain (Loss):
Investments in securities	(25,394)
Investments in Affiliates	(11,525)
Net capital gain distributions received from Affiliate investments	8,087
Exchange-traded or centrally cleared financial derivative instruments	(45,797)
Over the counter financial derivative instruments	(2,535)
Foreign currency	6,281

Net Realized (Loss)	(70,883)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	10,801
Investments in Affiliates	(15,612)
Exchange-traded or centrally cleared financial derivative instruments	(4,934)
Over the counter financial derivative instruments	(17,928)
Foreign currency assets and liabilities	(10,102)

Net Change in Unrealized (Depreciation)	(37,775)

Net (Decrease) in Net Assets Resulting from Operations	$(79,601)

* Foreign tax withholdings - Interest	$19

** Foreign tax withholdings - Dividends	$142

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Multi-Strategy Alternative Fund		PIMCO RealPath™ 2020 Fund		PIMCO RealPath™ 2025 Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Inception date through March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,545	$32	$2,778	$5,002	$2,533	$4,655
Net realized gain (loss)	(2,324)	(103)	(6,368)	2,486	(5,696)	1,390
Net change in unrealized appreciation (depreciation)	(464)	156	(1,085)	(1,462)	(1,118)	(1,095)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,243)	85	(4,675)	6,026	(4,281)	4,950

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(1,026)	0	(852)	(1,932)	(622)	(1,665)
Class P	(1)	0	(2)^	(9)	(0)^	(11)
Administrative Class	0	0	(1,147)	(2,679)	(1,480)	(2,875)
Class D	(14)	0	(79)	(139)	(21)	(119)
Class A	(6)	0	(256)	(345)	(65)	(113)
Class C	(4)	0	(79)	(132)	(20)	(36)
Class R	0	0	(35)^^	(89)	(17)^^	(73)
From net realized capital gains(a)
Institutional Class	0	0	(161)	(439)	0	(488)
Class P	0	0	(0)^	(1)	0 ^	(0)
Administrative Class	0	0	(216)	(628)	0	(871)
Class D	0	0	(19)	(35)	0	(39)
Class A	0	0	(61)	(83)	0	(36)
Class C	0	0	(24)	(41)	0	(13)
Class R	0	0	(9)^^	(23)	0 ^^	(24)
Tax basis return of capital(a)
Institutional Class	0	0	0	0	0	(104)
Class P	0	0	0 ^	0	0 ^	(3)
Administrative Class	0	0	0	0	0	(201)
Class D	0	0	0	0	0	(9)
Class A	0	0	0	0	0	(9)
Class C	0	0	0	0	0	(3)
Class R	0	0	0 ^^	0	0 ^^	(5)

Total Distributions	(1,051)	0	(2,940)	(6,575)	(2,225)	(6,697)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	34,728	20,520	(45,693)	5,070	(31,573)	8,251

Total Increase (Decrease) in Net Assets	32,434	20,605	(53,308)	4,521	(38,079)	6,504

Net Assets:
Beginning of year or period	20,605	0	107,911	103,390	88,034	81,530
End of year or period*	$53,039	$20,605	$54,603	$107,911	$49,955	$88,034

* Including undistributed (overdistributed) net investment income of:	$2	$(19)	$50	$140	$(25)	$42

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
^	Class P Shares liquidated at the close of business on January 22, 2016.
^^	Class R Shares liquidated at the close of business on January 22, 2016.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2016	47

Statements of Changes in Net Assets (Cont.)

	PIMCO RealPath™ 2030 Fund		PIMCO RealPath™ 2035 Fund			PIMCO RealPath™ 2040 Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016		Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,909	$7,269	$2,701		$5,035	$3,013	$6,363
Net realized gain (loss)	(8,151)	2,137	(6,547)		2,027	(5,581)	2,506
Net change in unrealized appreciation (depreciation)	(3,007)	(2,120)	(1,879)		(1,769)	(4,163)	(2,158)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,249)	7,286	(5,725)		5,293	(6,731)	6,711

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(1,242)	(2,514)	(944)		(1,982)	(1,420)	(2,937)
Class P	(0)^	(17)	(0	)^^^	(18)	(0)^	(29)
Administrative Class	(1,835)	(4,110)	(1,376)		(3,114)	(962)	(3,070)
Class D	(62)	(156)	(23)		(73)	(51)	(124)
Class A	(196)	(305)	(44)		(77)	(160)	(298)
Class C	(80)	(106)	(8)		(14)	(35)	(75)
Class R	(35)^^	(117)	(4	)^^	(48)	(13)^^	(92)
From net realized capital gains(a)
Institutional Class	0	(586)	(166)		(376)	(473)	(203)
Class P	0 ^	(0)	(0	)^^^	(0)	(0)^	(0)
Administrative Class	0	(982)	(225)		(609)	(299)	(219)
Class D	0	(40)	(5)		(15)	(20)	(9)
Class A	0	(74)	(10)		(16)	(66)	(23)
Class C	0	(31)	(2)		(3)	(17)	(6)
Class R	0 ^^	(30)	(1	)^^	(10)	(6)^^	(7)
Tax basis return of capital(a)
Institutional Class	0	0	0		0	0	0
Class P	0 ^	0	0	^^^	0	0 ^	0
Administrative Class	0	0	0		0	0	0
Class D	0	0	0		0	0	0
Class A	0	0	0		0	0	0
Class C	0	0	0		0	0	0
Class R	0 ^^	0	0	^^	0	0 ^^	0

Total Distributions	(3,450)	(9,068)	(2,808)		(6,355)	(3,522)	(7,092)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(51,108)	10,994	(28,919)		15,359	(35,691)	2,148

Total Increase (Decrease) in Net Assets	(61,807)	9,212	(37,452)		14,297	(45,944)	1,767

Net Assets:
Beginning of year or period	129,409	120,197	89,226		74,929	108,174	106,407
End of year or period*	$67,602	$129,409	$51,774		$89,226	$62,230	$108,174

* Including undistributed (overdistributed) net investment income of:	$(41)	$117	$25		$171	$18	$255

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
^	Class P Shares liquidated at the close of business on January 22, 2016.
^^	Class R Shares liquidated at the close of business on January 22, 2016.
^^^	Class P Shares liquidated at the close of business on November 18, 2015.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealPath™ 2045 Fund		PIMCO RealPath™ 2050 Fund		PIMCO RealPath™ 2055 Fund		PIMCO RealPath™ Income Fund

Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Inception date through March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

$1,902	$3,540	$3,180	$4,750	$123	$10	$2,597	$2,851
(5,042)	1,009	(8,544)	2,636	(335)	5	(4,408)	640
(1,182)	(1,255)	(1,029)	(2,066)	(13)	82	(1,930)	473

(4,322)	3,294	(6,393)	5,320	(225)	97	(3,741)	3,964

(1,221)	(2,646)	(1,498)	(2,708)	(122)	0	(760)	(995)
(0)^	(14)	(1)^	(9)	(1)^	0	(3)^	(8)
(406)	(1,148)	(1,231)	(2,130)	(1)	0	(1,177)	(1,429)
(17)	(46)	(31)	(79)	(0)	0	(54)	(114)
(26)	(37)	(65)	(173)	(5)	0	(238)	(264)
(3)	(7)	(16)	(32)	(0)	0	(63)	(83)
(2)^^	(27)	(8)^^	(44)	(0)^^	0	(5)^^	(10)

0	(316)	(536)	(188)	(27)	0	0	(215)
0 ^	(0)	(0)^	(0)	(0)^	0	0 ^	(1)
0	(142)	(438)	(153)	(0)	0	0	(321)
0	(6)	(14)	(6)	(0)	0	0	(28)
0	(6)	(27)	(15)	(1)	0	0	(62)
0	(1)	(8)	(3)	(0)	0	0	(23)
0 ^^	(4)	(4)^^	(3)	(0)^^	0	0 ^^	(3)

0	0	0	0	0	0	0	(45)
0 ^	0	0 ^	0	0 ^	0	0 ^	(1)
0	0	0	0	0	0	0	(76)
0	0	0	0	0	0	0	(5)
0	0	0	0	0	0	0	(15)
0	0	0	0	0	0	0	(5)
0 ^^	0	0 ^^	0	0 ^^	0	0 ^^	(0)

(1,675)	(4,400)	(3,877)	(5,543)	(157)	0	(2,300)	(3,703)

(12,496)	12,710	774	20,585	541	3,162	(44,630)	43,427

(18,493)	11,604	(9,496)	20,362	159	3,259	(50,671)	43,688

60,273	48,669	94,054	73,692	3,259	0	103,754	60,066
$41,780	$60,273	$84,558	$94,054	$3,418	$3,259	$53,083	$103,754

$(127)	$(8)	$17	$213	$(5)	$14	$67	$90

ANNUAL REPORT	MARCH 31, 2016	49

Consolidated Statements of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$29,057	$28,385
Net realized gain (loss)	(70,883)	131,525
Net change in unrealized (depreciation)	(37,775)	(34,885)

Net Increase (Decrease) in Net Assets Resulting from Operations	(79,601)	125,025

Distributions to Shareholders:
Tax basis return of capital(a)
Institutional Class	0	(3,655)
Class P	0	(583)
Administrative Class	0	(0)
Class D	0	(123)
Class A	0	(617)
Class C	0	(23)
Class R	0	(0)

Total Distributions	0	(5,001)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	(234,731)	(656,644)

Total (Decrease) in Net Assets	(314,332)	(536,620)

Net Assets:
Beginning of year	1,070,212	1,606,832
End of year*	$755,880	$1,070,212

* Including (overdistributed) net investment income of:	$(6,703)	$(22,856)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31, 2016
(Amounts in thousands)	PIMCO Global Multi- Asset Fund

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(79,601)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(4,192,744)
Proceeds from sales of long-term securities	4,409,332
Proceeds from sales of short-term portfolio investments, net	15,163
(Increase) in deposits with counterparty	(3,665)
Decrease in receivable for investments sold	6,019
Decrease in interest and/or dividends receivable	487
Decrease in dividends receivable from Affiliates	240
Payments on exchange-traded or centrally cleared financial derivative instruments	(45,228)
Payments on over the counter financial derivative instruments	(6,658)
(Increase) in reimbursement receivable from PIMCO	(4)
Increase in payable for investments purchased	83,146
(Decrease) in deposits from counterparty	(13,927)
(Decrease) in accrued investment advisory fees	(146)
(Decrease) in accrued supervisory and administrative fees	(29)
(Decrease) in accrued distribution fees	(15)
(Decrease) in accrued servicing fees	(11)
Payments on short sales transactions, net	(15,663)
Payments on foreign currency transactions	(3,735)
(Decrease) in other liabilities	(4)
Net Realized (Gain) Loss
Investments in securities	25,394
Investments in Affiliates	11,525
Net capital gain distributions received from Affiliate investments	(8,087)
Exchange-traded or centrally cleared financial derivative instruments	45,797
Over the counter financial derivative instruments	2,535
Foreign currency	(6,281)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(10,801)
Investments in Affiliates	15,612
Exchange-traded or centrally cleared financial derivative instruments	4,934
Over the counter financial derivative instruments	17,928
Foreign currency assets and liabilities	10,102
Net amortization (accretion) on investments	98

Net Cash Provided by Operating Activities	261,713

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	252,483
Payments on shares redeemed	(498,049)
Proceeds from reverse repurchase agreements	2,323,153
Payments on reverse repurchase agreements	(2,228,883)
Proceeds from sale-buyback transactions	3,000,478
Payments on sale-buyback transactions	(3,087,156)
Proceeds from deposits from counterparty	10,511
Payments on deposits from counterparty	(7,623)

Net Cash (Used for) Financing Activities	(235,086)

Net Increase in Cash and Foreign Currency	26,627

Cash and Foreign Currency:
Beginning of year	7,661
End of year	$34,288

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$563

ANNUAL REPORT	MARCH 31, 2016	51

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 7.5%

EXCHANGE-TRADED FUNDS 0.2%
iShares 20+ Year Treasury Bond ETF	1,000	$130

Total Exchange-Traded Funds (Cost $119)		130

EXCHANGE-TRADED NOTES 0.1%
ETRACS 2xLeveraged Long Wells Fargo Business Development Co. Index	3,300	53

Total Exchange-Traded Notes (Cost $68)		53

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.2%

SHORT-TERM NOTES 1.9%
Federal Home Loan Bank
0.280% due 04/18/2016	$400	400
0.290% due 04/01/2016	100	100
0.300% due 04/01/2016	500	500

		1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 5.3%
0.252% due 04/07/2016 - 04/28/2016 (a)(b)(e)(g)	$2,834	$2,834

Total Short-Term Instruments (Cost $3,834)		3,834

Total Investments in Securities (Cost $4,021)		4,017

	SHARES
INVESTMENTS IN AFFILIATES 92.9%

MUTUAL FUNDS (c) 74.9%
PIMCO Credit Absolute Return Fund	606,327	5,651
PIMCO EqS® Long/Short Fund	442,192	5,138
PIMCO Mortgage Opportunities Fund	1,552,156	16,980
PIMCO RAE Worldwide Long/Short PLUS Fund	559,138	5,217
PIMCO TRENDS Managed Futures Strategy Fund	632,006	6,213

	SHARES	MARKET VALUE (000S)
PIMCO Unconstrained Bond Fund	50,351	$513

Total Mutual Funds (Cost $40,203)		39,712

SHORT-TERM INSTRUMENTS 18.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.0%
PIMCO Short-Term Floating NAV Portfolio III	965,624	9,542

Total Short-Term Instruments (Cost $9,545)		9,542

Total Investments in Affiliates (Cost $49,748)		49,254

Total Investments 100.4% (Cost $53,769)		$53,271

Financial Derivative Instruments (d)(f) 0.6% (Cost or Premiums, net $118)		308

Other Assets and Liabilities, net (1.0%)		(540)

Net Assets 100.0%		$53,039

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$111.000	05/20/2016	15	$0	$0

Total Purchased Options				$0	$0

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE Volatility S&P 500 Index	22.000	05/18/2016	58	$(14)	$(32)

Total Written Options				$(14)	$(32)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.500%	12/17/2020	CAD	2,900	$(60)	$(11)	$3	$0
Pay	3-Month CAD-Bank Bill *	2.200	06/16/2026		2,800	136	17	0	(10)
Pay	3-Month USD-LIBOR *	2.000	06/15/2021	$	900	33	10	2	0
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		900	(47)	(14)	0	(3)
Receive	6-Month AUD-BBR-BBSW	3.000	12/17/2020	AUD	1,700	(42)	(10)	0	(5)
Pay	6-Month AUD-BBR-BBSW *	2.750	06/17/2026		1,700	14	15	10	0

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month EUR-EURIBOR *	0.000%	09/21/2021	EUR	150	$1	$(1)	$0	$0
Pay	6-Month EUR-EURIBOR *	2.000	07/17/2025		600	37	34	0	(1)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		150	2	2	0	0
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021	GBP	1,500	19	10	3	0
Receive	6-Month GBP-LIBOR *	2.750	07/17/2025		500	(34)	(33)	0	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		1,500	(5)	(19)	0	(3)
Pay	6-Month JPY-LIBOR	0.250	09/18/2020	JPY	140,000	19	2	0	(1)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026		126,000	(16)	(3)	3	0

						$57	$(1)	$21	$(23)

Total Swap Agreements						$57	$(1)	$21	$(23)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(e)	Securities with an aggregate market value of $68 have been pledged as collateral as of March 31, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $118 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$21	$21	$(32)	$0	$(23)	$(55)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2016		AUD	129	$		97	$0	$(2)
	05/2016	$		10		AUD	14	1	0

BOA	05/2016		AUD	193	$		143	0	(5)
	05/2016		EUR	35			39	0	(1)
	05/2016		JPY	24,000			213	0	(1)
	05/2016	$		192		AUD	258	5	0
	05/2016			153		EUR	137	3	0
	05/2016			249		SGD	351	12	0

BPS	04/2016		CLP	4,335	$		6	0	0
	04/2016	$		6		CLP	4,335	0	0

BRC	05/2016		SGD	204	$		150	0	(1)

CBK	05/2016		AUD	221			163	0	(6)
	05/2016		CAD	311			235	0	(4)
	05/2016		EUR	85			95	0	(1)
	05/2016		GBP	2			3	0	0
	05/2016		SGD	3,068			2,223	0	(53)
	05/2016	$		191		AUD	270	16	0
	05/2016			243		CAD	319	3	0
	05/2016			80		EUR	72	2	0
	08/2016		CHF	48	$		49	0	(2)
	01/2017	$		196		CNH	1,318	5	0

DUB	05/2016		AUD	166	$		124	0	(3)
	09/2016		CNH	1,003			146	0	(8)
	01/2017			5,134			773	0	(9)
	01/2017		JPY	323,506		CAD	3,927	120	0
	01/2017		SGD	296	$		203	0	(16)
	01/2017	$		609		CNH	4,178	28	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	53

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	05/2016		AUD	396	$		298	$0	$(5)
	05/2016		EUR	6			7	0	0
	05/2016		GBP	15			22	0	0
	05/2016		JPY	53,242			459	0	(14)
	05/2016		SGD	28			20	0	(1)
	05/2016	$		126		AUD	166	1	0
	05/2016			8		CAD	11	0	0
	05/2016			97		EUR	86	1	0
	05/2016			9		GBP	6	0	0
	05/2016			203		JPY	23,000	1	0
	08/2016			400		CNH	2,686	13	0
	02/2017		CNH	3,381	$		500	0	(14)

HUS	05/2016		CAD	153			112	0	(6)
	05/2016		SGD	67			48	0	(2)
	05/2016	$		64		AUD	86	1	0
	05/2016			368		EUR	328	6	0
	05/2016			56		JPY	6,400	1	0
	05/2016			200		SGD	280	8	0
	08/2016		CNH	232		$	35	0	(1)
	09/2016			1,808			276	0	(2)
	01/2017			1,398			202	0	(11)
	01/2017	$		260		CNH	1,757	8	0

JPM	05/2016		AUD	217		$	162	0	(4)
	05/2016		CAD	349			261	0	(8)
	05/2016		EUR	86			94	0	(4)
	05/2016		GBP	17			25	0	0
	05/2016		JPY	7,400			65	0	0
	05/2016		SGD	576			410	0	(17)
	05/2016	$		2		EUR	2	0	0
	05/2016			137		JPY	15,500	1	0
	01/2017		JPY	9,864		CAD	120	4	0
	01/2017	$		129		SGD	187	10	0

MSB	05/2016		GBP	6		$	9	0	0
	05/2016	$		137		SGD	187	2	0
	01/2017		AUD	4,117		JPY	328,887	0	(165)
	01/2017		CNH	888	$		129	0	(6)

SCX	05/2016		CAD	107			77	0	(5)
	05/2016		JPY	13,600			119	0	(3)
	05/2016	$		331		AUD	461	22	0
	05/2016			527		CAD	726	32	0
	05/2016			132		EUR	120	4	0
	05/2016			143		JPY	16,200	1	0
	08/2016		CNH	331		$	50	0	(1)
	01/2017	$		900		CNH	5,963	9	0

SOG	08/2016		CNH	661		$	100	0	(2)
	02/2017			2,429			365	0	(4)

UAG	05/2016	$		77		EUR	69	1	0
	05/2016			132		JPY	15,000	1	0
	08/2016		CNH	99		$	15	0	0

Total Forward Foreign Currency Contracts								$322	$(387)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EURO STOXX 50 Index D&I @ 2,864.960	EURUSD	1.084	07/15/2016	EUR	0	$6	$1

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC AUD versus JPY	JPY	71.000	04/14/2016	AUD	3,500	$0	$0
	Call - OTC AUD versus USD	$	0.820	04/11/2016		4,000	0	0
	Call - OTC USD versus CAD	CAD	1.630	04/11/2016	$	3,000	0	0

BPS	Put - OTC EUR versus USD	$	0.920	05/02/2016	EUR	700	0	0

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC CAD versus JPY	JPY	114.000	06/20/2016	CAD	3,000	$0	$0
	Call - OTC USD versus CAD	CAD	1.800	05/02/2016	$	400	0	0
	Call - OTC USD versus JPY	JPY	144.000	04/29/2016		200	0	0
	Call - OTC USD versus JPY		138.000	06/20/2016		2,000	0	0

DUB	Call - OTC AUD versus JPY		85.180	10/12/2016	AUD	770	32	22
	Put - OTC AUD versus JPY		85.180	10/12/2016		770	29	23
	Put - OTC CAD versus JPY		74.800	01/11/2017	CAD	2,637	42	25
	Call - OTC EUR versus JPY		135.870	10/12/2016	EUR	902	45	8
	Put - OTC EUR versus JPY		135.870	10/12/2016		902	41	71
	Call - OTC USD versus SGD	SGD	1.456	01/10/2017	$	1,125	36	9
	Put - OTC USD versus SGD		1.456	01/10/2017		1,125	35	96

GLM	Call - OTC AUD versus JPY	JPY	86.750	01/11/2017	AUD	2,674	35	66
	Put - OTC CAD versus JPY		75.150	01/11/2017	CAD	2,637	42	26

HUS	Put - OTC USD versus CNH	CNH	5.650	04/29/2016	$	700	0	0
	Call - OTC USD versus CNH		9.110	05/17/2016		2,800	0	0
	Put - OTC USD versus CNH		6.443	08/16/2016		100	1	1

JPM	Call - OTC AUD versus JPY	JPY	86.450	01/11/2017	AUD	2,674	36	70
	Put - OTC CAD versus JPY		74.550	01/11/2017	CAD	2,637	39	24
	Put - OTC USD versus JPY		91.000	04/29/2016	$	600	0	0

MSB	Call - OTC AUD versus JPY		86.710	01/11/2017	AUD	2,674	39	67

SOG	Put - OTC USD versus CNH	CNH	3.000	05/12/2016	$	3,800	0	0
	Call - OTC USD versus CNH		15.000	05/12/2016		3,800	0	0
	Put - OTC USD versus CNH		6.444	08/17/2016		100	1	1
	Call - OTC USD versus SGD	SGD	1.435	01/25/2017		1,153	36	12
	Put - OTC USD versus SGD		1.435	01/25/2017		1,153	38	83

UAG	Call - OTC USD versus JPY	JPY	120.000	04/15/2016		1,442	16	0

							$543	$604

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Pay	0.475%	01/27/2017	EUR	19,200	$104	$161

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.600	09/12/2016	$	2,700	23	52

								$127	$213

Total Purchased Options								$676	$818

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC CAD versus JPY	JPY	88.950	01/11/2017	CAD	2,637	$(33)	$(55)
	Call - OTC SGD versus JPY		84.250	10/12/2016	SGD	2,200	(73)	(35)
	Put - OTC SGD versus JPY		84.250	10/12/2016		2,200	(62)	(62)

GLM	Put - OTC AUD versus JPY		70.550	01/11/2017	AUD	2,674	(49)	(25)
	Call - OTC CAD versus JPY		89.350	01/11/2017	CAD	2,637	(32)	(52)

HUS	Call - OTC USD versus CNH	CNH	6.969	08/16/2016	$	100	(1)	(1)

JPM	Put - OTC AUD versus JPY	JPY	70.250	01/11/2017	AUD	2,674	(51)	(24)
	Call - OTC CAD versus JPY		88.600	01/11/2017	CAD	2,637	(32)	(58)

MSB	Put - OTC AUD versus JPY		70.200	01/11/2017	AUD	2,674	(53)	(24)

SOG	Call - OTC USD versus CNH	CNH	6.976	08/17/2016	$	100	(1)	(1)

UAG	Call - OTC USD versus JPY	JPY	122.500	04/15/2016		2,884	(15)	0

							$(402)	$(337)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.975%	01/27/2017	EUR	4,000	$(121)	$(185)

JPM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.355	09/12/2016	$	600	(21)	(41)

								$(142)	$(226)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	55

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 31	$0	$1

Total Written Options					$(544)	$(562)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Notional Amount in MXN		Notional Amount in SGD		Premiums
Balance at Beginning of Period	30	$1,800	AUD	0	CAD	0	EUR	0	MXN	0	SGD	0	$(35)
Sales	472	64,573		8,022		7,911		4,600		6,000		4,400	(1,181)
Closing Buys	(267)	(43,988)		0		0		(600)		0		0	486
Expirations	(140)	(15,400)		0		0		0		(6,000)		0	142
Exercised	(37)	(3,270)		0		0		0		0		0	30

Balance at End of Period	58	$3,715	AUD	8,022	CAD	7,911	EUR	4,000	MXN	0	SGD	4,400	$(558)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (2)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RACNLGT Index	9,284	1-Month USD-LIBOR plus a specified spread	01/19/2017	$	11,307	$370	$370	$0
	Pay	RACNSGT Index	8,902	1-Month USD-LIBOR plus a specified spread	01/19/2017		11,069	(362)	0	(362)
	Pay	S&P 500 Total Return Index	3,178	1-Month USD-LIBOR plus a specified spread	01/19/2017		12,040	(266)	0	(266)

DUB	Receive	ERAUSLT Index	55,331	1-Month USD-LIBOR plus a specified spread	01/19/2017		12,280	286	286	0

								$28	$656	$(628)

(2)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	AUD versus USD 1-Year ATM Implied Volatility	13.300%	09/08/2016	$5	$0	$(3)	$0	$(3)
	Receive	AUD versus USD 1-Year ATM Implied Volatility	13.400	09/29/2016	8	0	(6)	0	(6)
	Receive	USD versus JPY 1-Year ATM Implied Volatility	10.125	10/17/2016	7	0	1	1	0
	Pay	USD versus ZAR 1-Year ATM Implied Volatility	21.100	09/29/2016	8	0	(8)	0	(8)

CBK	Receive	USD versus JPY 1-Year ATM Implied Volatility	10.050	10/17/2016	6	0	1	1	0
	Receive	USD versus JPY 1-Year ATM Implied Volatility	10.050	10/19/2016	6	0	1	1	0
	Pay	USD versus KRW 1-Year ATM Implied Volatility	12.900	01/25/2017	10	0	9	9	0

DUB	Receive	AUD versus JPY 1-Year ATM Implied Volatility	16.200	09/08/2016	2	0	(2)	0	(2)
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016	7	0	15	15	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016	7	0	15	15	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016	9	0	22	22	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	09/14/2016	1	0	1	1	0

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400%	12/06/2016	$4	$0	$7	$7	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	03/22/2017	1	0	0	0	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.150	03/30/2017	1	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016	7	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016	7	0	(5)	0	(5)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016	9	0	(8)	0	(8)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.000	09/14/2016	1	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016	4	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017	1	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.050	03/30/2017	1	0	0	0	0
	Pay	BRL versus JPY 1-Year ATM Implied Volatility	29.500	10/17/2016	1,569	0	68	68	0
	Receive	USD versus BRL 1-Year ATM Implied Volatility	24.500	10/17/2016	13	0	(42)	0	(42)
	Pay	USD versus CLP 1-Year ATM Implied Volatility	13.800	04/15/2016	6	0	17	17	0
	Pay	USD versus KRW 1-Year ATM Implied Volatility	12.700	01/25/2017	10	0	7	7	0
	Pay	USD versus ZAR 1-Year ATM Implied Volatility	21.300	09/08/2016	5	0	(3)	0	(3)

GLM	Receive	AUD versus JPY 1-Year ATM Implied Volatility	15.600	09/29/2016	6	0	(2)	0	(2)
	Pay	EUR versus MXN 1-Year ATM Implied Volatility	15.400	10/20/2016	5	0	(9)	0	(9)
	Pay	BRL versus JPY 1-Year ATM Implied Volatility	30.500	10/19/2016	780	0	40	40	0
	Receive	USD versus BRL 1-Year ATM Implied Volatility	25.500	10/19/2016	6	0	(25)	0	(25)
	Pay	USD versus KRW 1-Year ATM Implied Volatility	13.050	01/13/2017	7	0	9	9	0
	Pay	USD versus KRW 1-Year ATM Implied Volatility	13.800	02/17/2017	10	0	17	17	0
	Receive	USD versus NOK 1-Year ATM Implied Volatility	11.915	04/15/2016	3	0	0	0	0
	Receive	USD versus NOK 1-Year ATM Implied Volatility	13.050	01/25/2017	10	0	(8)	0	(8)
	Receive	USD versus NOK 1-Year ATM Implied Volatility	13.200	01/25/2017	10	0	(9)	0	(9)

HUS	Receive	AUD versus USD 1-Year ATM Implied Volatility	12.150	04/15/2016	3	0	1	1	0
	Receive	USD versus CAD 1-Year ATM Implied Volatility	9.950	01/16/2017	10	0	13	13	0

JPM	Receive	EUR versus NZD 1-Year ATM Implied Volatility	13.250	10/20/2016	5	0	7	7	0
	Receive	S&P 500 Index @ 0.016 (3)	1.638	06/17/2016	2,560	0	(7)	0	(7)
	Pay	USD versus KRW 1-Year ATM Implied Volatility	12.675	01/25/2017	10	0	7	7	0
	Receive	USD versus NOK 1-Year ATM Implied Volatility	13.000	01/25/2017	10	0	(7)	0	(7)

UAG	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.600	08/11/2016	7	0	11	11	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.500	08/11/2016	7	0	0	0	0

						$0	$123	$271	$(148)

Total Swap Agreements						$0	$151	$927	$(776)

(3)	Variance Swap

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	57

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $302 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$1	$0	$0	$1	$(2)	$0	$0	$(2)	$(1)	$0	$(1)
BOA	20	0	371	391	(7)	0	(645)	(652)	(261)	302	41
BRC	0	161	0	161	(1)	(185)	0	(186)	(25)	0	(25)
CBK	26	0	11	37	(66)	0	0	(66)	(29)	0	(29)
DUB	148	255	440	843	(36)	(152)	(64)	(252)	591	(990)	(399)
GLM	16	92	66	174	(34)	(77)	(53)	(164)	10	0	10
HUS	24	1	14	39	(22)	(1)	0	(23)	16	0	16
JPM	15	146	14	175	(33)	(122)	(14)	(169)	6	0	6
MSB	2	67	0	69	(171)	(24)	0	(195)	(126)	0	(126)
SCX	68	0	0	68	(9)	0	0	(9)	59	0	59
SOG	0	96	0	96	(6)	(1)	0	(7)	89	0	89
UAG	2	0	11	13	0	0	0	0	13	0	13

Total Over the Counter	$322	$818	$927	$2,067	$(387)	$(562)	$(776)	$(1,725)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$21	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$322	$0	$322
Purchased Options	0	0	1	604	213	818
Swap Agreements	0	0	656	271	0	927

	$0	$0	$657	$1,197	$213	$2,067

	$0	$0	$657	$1,197	$234	$2,088

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$32	$0	$0	$32
Swap Agreements	0	0	0	0	23	23

	$0	$0	$32	$0	$23	$55

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$387	$0	$387
Written Options	0	0	0	336	226	562
Swap Agreements	7	0	628	141	0	776

	$7	$0	$628	$864	$226	$1,725

	$7	$0	$660	$864	$249	$1,780

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(28)	$0	$(4)	$(32)
Written Options	0	0	44	0	27	71
Futures	0	0	13	0	(83)	(70)
Swap Agreements	0	0	0	0	22	22

	$0	$0	$29	$0	$(38)	$(9)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(52)	$0	$(52)
Purchased Options	0	0	0	57	10	67
Written Options	0	0	0	(10)	(11)	(21)
Swap Agreements	0	0	(423)	(2)	(52)	(477)

	$0	$0	$(423)	$(7)	$(53)	$(483)

	$0	$0	$(394)	$(7)	$(91)	$(492)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(7)	$0	$0	$(7)
Written Options	0	0	(7)	0	0	(7)
Swap Agreements	0	0	0	0	9	9

	$0	$0	$(14)	$0	$9	$(5)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(65)	$0	$(65)
Purchased Options	0	0	(4)	61	85	142
Written Options	0	0	0	58	(84)	(26)
Swap Agreements	(7)	0	6	130	0	129

	$(7)	$0	$2	$184	$1	$180

	$(7)	$0	$(12)	$184	$10	$175

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$183	$0	$0	$183
Short-Term Instruments
Short-Term Notes	0	1,000	0	1,000
U.S. Treasury Bills	0	2,834	0	2,834
	$183	$3,834	$0	$4,017
Investments in Affiliates, at Value
Mutual Funds	39,712	0	0	39,712
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,542	0	0	9,542
	$49,254	$0	$0	$49,254

Total Investments	$49,437	$3,834	$0	$53,271

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$21	$0	$21
Over the counter	0	2,066	1	2,067
	$0	$2,087	$1	$2,088

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(55)	0	(55)
Over the counter	0	(1,718)	(7)	(1,725)
	$0	$(1,773)	$(7)	$(1,780)

Totals	$49,437	$4,148	$(6)	$53,579

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	59

Schedule of Investments PIMCO RealPath™ 2020 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 7.0%

EXCHANGE-TRADED FUNDS 7.0%
Vanguard FTSE Emerging Markets ETF	110,208	$3,811

Total Exchange-Traded Funds (Cost $4,164)		3,811

Total Investments in Securities (Cost $4,164)		3,811

INVESTMENTS IN AFFILIATES 94.9%

MUTUAL FUNDS (a) 83.1%
PIMCO CommodityRealReturn Strategy Fund®	174,794	1,122
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	122,008	1,240
PIMCO High Yield Fund	504,847	4,226
PIMCO Income Fund	576,820	6,789

	SHARES	MARKET VALUE (000S)
PIMCO Long Duration Total Return Fund	236,847	$2,674
PIMCO Long-Term Credit Fund	231,326	2,637
PIMCO Real Return Asset Fund	644,217	5,295
PIMCO Real Return Fund	515,264	5,627
PIMCO RealEstateRealReturn Strategy Fund	197,920	1,593
PIMCO StocksPLUS® Fund	1,350,723	11,549
PIMCO Total Return Fund	257,204	2,618

Total Mutual Funds (Cost $45,523)		45,370

SHORT-TERM INSTRUMENTS 11.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.8%
PIMCO Short-Term Floating NAV Portfolio III	652,275	6,445

MARKET VALUE (000S)
Total Short-Term Instruments (Cost $6,443)	$6,445

Total Investments in Affiliates (Cost $51,966)	51,815

Total Investments 101.9% (Cost $56,130)	$55,626

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $758)	94

Other Assets and Liabilities, net (2.1%)	(1,117)

Net Assets 100.0%	$54,603

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	30	$71	$5
Put - CBOE S&P 500 Index	1,650.000	09/16/2016	26	87	40

				$158	$45

Total Purchased Options				$158	$45

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	09/16/2016	26	$(33)	$(14)

Total Written Options				$(33)	$(14)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	7	$(5)	$1	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	66	16	0	(47)
Nikkei 225 Index June Futures	Long	06/2016	10	(6)	0	(14)
Russell 2000 Mini Index June Futures	Long	06/2016	15	55	6	0

Total Futures Contracts				$60	$7	$(61)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$500	$(37)	$(16)	$0	$(3)

Total Swap Agreements					$(37)	$(16)	$0	$(3)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $544 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$45	$7	$0	$52	$(14)	$(61)	$(3)	$(78)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016	$		168		AUD	235	$12	$0
	04/2016			45		JPY	5,100	1	0
	05/2016		JPY	5,100	$		45	0	(1)
	05/2016		NZD	176			116	0	(5)
	05/2016	$		25		ZAR	404	2	0

CBK	04/2016		CHF	11	$		11	0	0
	05/2016		PLN	296			76	0	(3)

DUB	04/2016	$		11		CHF	11	0	0
	04/2016			450		EUR	406	12	0

GLM	04/2016		BRL	789	$		222	2	0
	04/2016	$		197		BRL	789	22	0

HUS	04/2016		JPY	5,100	$		45	0	0
	05/2016		ZAR	1,756			114	0	(4)

IND	04/2016	$		171		JPY	19,084	0	(1)

JPM	04/2016		BRL	807	$		216	0	(8)
	04/2016	$		227		BRL	807	0	(2)
	05/2016			108		NZD	164	5	0

MSB	04/2016		AUD	146	$		109	0	(3)
	04/2016		EUR	480			527	0	(20)

SCX	04/2016		GBP	186			263	0	(4)
	04/2016		JPY	19,084			169	0	0
	04/2016	$		266		GBP	191	9	0
	05/2016			169		JPY	19,084	0	0

UAG	05/2016			44		PLN	170	2	0

Total Forward Foreign Currency Contracts								$67	$(51)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$	1	$42	$3

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	4,300	$75	$10

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		4,400	174	33

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		5,400	114	13
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		5,500	234	42

								$597	$98

Total Purchased Options								$639	$101

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	61

Schedule of Investments PIMCO RealPath™ 2020 Fund (Cont.)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	31	$13,696	$(251)
Sales	802	0	(141)
Closing Buys	(138)	0	165
Expirations	(566)	(10,096)	123
Exercised	(103)	(3,600)	71

Balance at End of Period	26	$0	$(33)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.504%	$ 300	$(6)	$9	$3	$0

Total Swap Agreements						$(6)	$9	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$15	$11	$0	$26	$(6)	$0	$0	$(6)	$20	$0	$20
CBK	0	0	3	3	(3)	0	0	(3)	0	0	0
DUB	12	2	0	14	0	0	0	0	14	(50)	(36)
GLM	24	0	0	24	0	0	0	0	24	0	24
HUS	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	5	33	0	38	(10)	0	0	(10)	28	0	28
MSB	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
MYC	0	55	0	55	0	0	0	0	55	0	55
SCX	9	0	0	9	(4)	0	0	(4)	5	0	5
UAG	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$67	$101	$3	$171	$(51)	$0	$0	$(51)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$45	$0	$0	$45
Futures	0	0	7	0	0	7

	$0	$0	$52	$0	$0	$52

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$67	$0	$67
Purchased Options	0	0	2	0	99	101
Swap Agreements	0	3	0	0	0	3

	$0	$3	$2	$67	$99	$171

	$0	$3	$54	$67	$99	$223

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$14	$0	$0	$14
Futures	0	0	61	0	0	61
Swap Agreements	0	0	0	0	3	3

	$0	$0	$75	$0	$3	$78

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51	$0	$51

	$0	$0	$75	$51	$3	$129

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$52	$0	$0	$52
Written Options	0	0	100	0	0	100
Futures	239	0	300	0	44	583
Swap Agreements	0	0	0	0	(315)	(315)

	$239	$0	$452	$0	$(271)	$420

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(68)	$0	$(68)
Purchased Options	0	0	0	(26)	(1)	(27)
Written Options	0	0	0	0	67	67
Swap Agreements	0	3	(101)	0	0	(98)

	$0	$3	$(101)	$(94)	$66	$(126)

	$239	$3	$351	$(94)	$(205)	$294

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(164)	$0	$0	$(164)
Written Options	0	0	50	0	0	50
Futures	33	0	3	0	24	60
Swap Agreements	0	0	0	0	(16)	(16)

	$33	$0	$(111)	$0	$8	$(70)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116	$0	$116
Purchased Options	0	0	(39)	24	(95)	(110)
Written Options	0	0	0	0	34	34
Swap Agreements	0	(3)	0	0	0	(3)

	$0	$(3)	$(39)	$140	$(61)	$37

	$33	$(3)	$(150)	$140	$(53)	$(33)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	63

Schedule of Investments PIMCO RealPath™ 2020 Fund (Cont.)

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$3,811	$0	$0	$3,811

	$3,811	$0	$0	$3,811

Investments in Affiliates, at Value
Mutual Funds	45,370	0	0	45,370
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,445	0	0	6,445
	$51,815	$0	$0	$51,815

Total Investments	$55,626	$0	$0	$55,626

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$7	$45	$0	$52
Over the counter	0	168	3	171
	$7	$213	$3	$223

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(61)	(17)	0	(78)
Over the counter	0	(51)	0	(51)
	$(61)	$(68)	$0	$(129)

Totals	$55,572	$145	$3	$55,720

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ 2025 Fund

March 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 9.0%

EXCHANGE-TRADED FUNDS 8.7%
Vanguard FTSE Emerging Markets ETF	126,232	$4,365

Total Exchange-Traded Funds (Cost $4,423)		4,365

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		159

Total Short-Term Instruments (Cost $159)		159

Total Investments in Securities (Cost $4,582)		4,524

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 90.9%

MUTUAL FUNDS (a) 77.6%
PIMCO CommodityRealReturn Strategy Fund®	158,304	$1,016
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	60,343	613
PIMCO High Yield Fund	458,284	3,836
PIMCO Income Fund	405,834	4,777
PIMCO Long Duration Total Return Fund	228,004	2,574
PIMCO Long-Term Credit Fund	222,875	2,541
PIMCO Real Return Asset Fund	620,631	5,101
PIMCO Real Return Fund	280,156	3,059
PIMCO RealEstateRealReturn Strategy Fund	243,327	1,959
PIMCO StocksPLUS® Fund	1,437,092	12,287
PIMCO Total Return Fund	96,845	986

Total Mutual Funds (Cost $38,704)		38,749

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 13.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.3%
PIMCO Short-Term Floating NAV Portfolio III	671,748	$6,638

Total Short-Term Instruments (Cost $6,635)		6,638

Total Investments in Affiliates (Cost $45,339)		45,387

Total Investments 99.9% (Cost $49,921)		$49,911

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $593)		53

Other Assets and Liabilities, net 0.0%		(9)

Net Assets 100.0%		$49,955

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$159	U.S. Treasury Notes 2.250% due 07/31/2021	$(163)	$159	$159

Total Repurchase Agreements						$(163)	$159	$159

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement SSB	$159	$0	$0	$159	$(163)	$(4)

Total Borrowings and Other Financing Transactions	$159	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	24	$57	$3
Put - CBOE S&P 500 Index	1,650.000	09/16/2016	24	81	37

				$138	$40

Total Purchased Options				$138	$40

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	65

Schedule of Investments PIMCO RealPath™ 2025 Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	09/16/2016	24	$(31)	$(13)

Total Written Options				$(31)	$(13)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	8	$(6)	$2	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	72	11	0	(53)
Nikkei 225 Index June Futures	Long	06/2016	11	(7)	0	(16)
Russell 2000 Mini Index June Futures	Long	06/2016	17	62	6	0

Total Futures Contracts				$60	$8	$(69)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$500	$(37)	$(16)	$0	$(3)

Total Swap Agreements					$(37)	$(16)	$0	$(3)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $594 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$40	$8	$0	$48	$(13)	$(69)	$(3)	$(85)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016	$		137		AUD	192	$10	$0
	04/2016			52		JPY	5,900	1	0
	05/2016		JPY	5,900	$		52	0	(1)
	05/2016		NZD	155			103	0	(4)
	05/2016	$		22		ZAR	355	2	0

CBK	04/2016		CHF	14	$		14	0	(1)
	05/2016		PLN	288			74	0	(3)

DUB	04/2016	$		14		CHF	14	0	0
	04/2016			386		EUR	348	10	0

GLM	04/2016		BRL	726	$		204	2	0
	04/2016	$		182		BRL	726	21	0

HUS	04/2016		JPY	5,900	$		52	0	0
	05/2016		ZAR	2,025			132	0	(4)

IND	04/2016	$		60		JPY	6,736	0	0

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	04/2016		BRL	743	$		199	$0	$(8)
	04/2016	$		209		BRL	743	0	(2)
	05/2016			93		NZD	142	5	0

MSB	04/2016		AUD	129	$		96	0	(3)
	04/2016		EUR	461			506	0	(19)

SCX	04/2016		GBP	156			221	0	(3)
	04/2016		JPY	6,736			60	0	0
	04/2016	$		233		GBP	167	7	0
	05/2016			60		JPY	6,736	0	0

UAG	05/2016			36		PLN	140	1	0

Total Forward Foreign Currency Contracts								$59	$(48)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$1	$37	$ 2

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 3,300	$57	$8

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	3,300	131	25

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	4,100	86	10
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	4,200	179	32

							$453	$75

Total Purchased Options							$490	$77

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	25	$11,050	$(203)
Sales	804	0	(139)
Closing Buys	(132)	0	142
Expirations	(566)	(8,150)	109
Exercised	(107)	(2,900)	60

Balance at End of Period	24	$0	$(31)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.504%	$ 200	$(4)	$6	$2	$0

Total Swap Agreements						$(4)	$6	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	67

Schedule of Investments PIMCO RealPath™ 2025 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$13	$8	$0	$21	$(5)	$0	$0	$(5)	$16	$0	$16
CBK	0	0	2	2	(4)	0	0	(4)	(2)	0	(2)
DUB	10	2	0	12	0	0	0	0	12	(40)	(28)
GLM	23	0	0	23	0	0	0	0	23	0	23
HUS	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
JPM	5	25	0	30	(10)	0	0	(10)	20	0	20
MSB	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
MYC	0	42	0	42	0	0	0	0	42	(10)	32
SCX	7	0	0	7	(3)	0	0	(3)	4	0	4
UAG	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$59	$77	$2	$138	$(48)	$0	$0	$(48)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$40	$0	$0	$40
Futures	0	0	8	0	0	8

	$0	$0	$48	$0	$0	$48

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$59	$0	$59
Purchased Options	0	0	2	0	75	77
Swap Agreements	0	2	0	0	0	2

	$0	$2	$2	$59	$75	$138

	$0	$2	$50	$59	$75	$186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$13	$0	$0	$13
Futures	0	0	69	0	0	69
Swap Agreements	0	0	0	0	3	3

	$0	$0	$82	$0	$3	$85

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48	$0	$48

	$0	$0	$82	$48	$3	$133

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$54	$0	$0	$54
Written Options	0	0	87	0	0	87
Futures	180	0	417	0	35	632
Swap Agreements	0	0	0	0	(258)	(258)

	$180	$0	$558	$0	$(223)	$515

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(57)	$0	$(57)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	0	0	0	54	54
Swap Agreements	0	2	(91)	0	0	(89)

	$0	$2	$(91)	$(57)	$53	$(93)

	$180	$2	$467	$(57)	$(170)	$422

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(138)	$0	$0	$(138)
Written Options	0	0	43	0	0	43
Futures	35	0	5	0	19	59
Swap Agreements	0	0	0	0	(16)	(16)

	$35	$0	$(90)	$0	$3	$(52)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$105	$0	$105
Purchased Options	0	0	(34)	0	(72)	(106)
Written Options	0	0	0	0	27	27
Swap Agreements	0	(2)	0	0	0	(2)

	$0	$(2)	$(34)	$105	$(45)	$24

	$35	$(2)	$(124)	$105	$(42)	$(28)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$4,365	$0	$0	$4,365
Short-Term Instruments
Repurchase Agreements	0	159	0	159
	$4,365	$159	$0	$4,524

Investments in Affiliates, at Value
Mutual Funds	38,749	0	0	38,749
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,638	0	0	6,638
	$45,387	$0	$0	$45,387

Total Investments	$49,752	$159	$0	$49,911

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$8	$40	$0	$48
Over the counter	0	136	2	138
	$8	$176	$2	$186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(69)	(16)	0	(85)
Over the counter	0	(48)	0	(48)
	$(69)	$(64)	$0	$(133)

Totals	$49,691	$271	$2	$49,964

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	69

Schedule of Investments PIMCO RealPath™ 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 10.1%

EXCHANGE-TRADED FUNDS 9.9%
Vanguard FTSE Emerging Markets ETF	194,598	$6,729

Total Exchange-Traded Funds (Cost $6,856)		6,729

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		109

Total Short-Term Instruments (Cost $109)		109

Total Investments in Securities (Cost $6,965)		6,838

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 90.0%

MUTUAL FUNDS (a) 74.1%
PIMCO CommodityRealReturn Strategy Fund®	214,158	$1,375
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	67,896	690
PIMCO High Yield Fund	620,174	5,191
PIMCO Income Fund	502,298	5,912
PIMCO Long Duration Total Return Fund	235,320	2,657
PIMCO Long-Term Credit Fund	229,149	2,612
PIMCO Real Return Asset Fund	638,854	5,251
PIMCO Real Return Fund	164,232	1,794
PIMCO RealEstateRealReturn Strategy Fund	484,495	3,900
PIMCO StocksPLUS® Fund	2,329,858	19,920
PIMCO Total Return Fund	75,317	767

Total Mutual Funds (Cost $49,759)		50,069

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.9%
PIMCO Short-Term Floating NAV Portfolio III	1,089,887	$10,769

Total Short-Term Instruments (Cost $10,766)		10,769

Total Investments in Affiliates (Cost $60,525)		60,838

Total Investments 100.1% (Cost $67,490)		$67,676

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $765)		27

Other Assets and Liabilities, net (0.1%)		(101)

Net Assets 100.0%		$67,602

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$109	U.S. Treasury Notes 2.250% due 07/31/2021	$(116)	$109	$109

Total Repurchase Agreements						$(116)	$109	$109

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$109	$0	$0	$109	$(116)	$(7)

Total Borrowings and Other Financing Transactions	$109	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	36	$85	$6

Total Purchased Options				$85	$6

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	13	$(10)	$2	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	114	28	0	(88)
Nikkei 225 Index June Futures	Long	06/2016	18	(11)	0	(25)
Russell 2000 Mini Index June Futures	Long	06/2016	25	92	8	0

Total Futures Contracts				$99	$10	$(113)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$700	$(52)	$(22)	$0	$(5)

Total Swap Agreements					$(52)	$(22)	$0	$(5)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $887 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$10	$0	$16	$0		$(113)		$(5)	$(118)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		JPY	8,864	$		79	$0	$0
	04/2016	$		185		AUD	258	13	0
	04/2016			82		JPY	9,356	1	0
	05/2016		JPY	9,356	$		82	0	(1)
	05/2016		NZD	232			154	0	(6)
	05/2016	$		81		ZAR	1,308	7	0

CBK	04/2016		CHF	26	$		26	0	(1)
	05/2016		PLN	681			175	0	(7)

DUB	04/2016	$		26		CHF	26	1	0
	04/2016			508		EUR	458	13	0

GLM	04/2016		BRL	1,216	$		342	4	0
	04/2016	$		304		BRL	1,216	34	0

HUS	04/2016		JPY	9,300	$		82	0	(1)
	05/2016		ZAR	3,923			255	0	(8)

JPM	04/2016		BRL	1,248			334	0	(13)
	04/2016	$		351		BRL	1,248	0	(4)
	05/2016			141		NZD	215	7	0

MSB	04/2016		AUD	193	$		144	0	(4)
	04/2016		EUR	694			762	0	(28)

SCX	04/2016		GBP	214			303	0	(4)
	04/2016	$		342		GBP	246	11	0
	04/2016			78		JPY	8,808	0	0

UAG	05/2016			112		PLN	434	4	0

Total Forward Foreign Currency Contracts								$95	$(77)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	71

Schedule of Investments PIMCO RealPath™ 2030 Fund (Cont.)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$2	$55	$ 3

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 4,600	$80	$11

JPM	Put -OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	4,700	186	36

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	5,600	118	14
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	5,800	247	44

							$631	$105

Total Purchased Options							$686	$108

WRITTEN OPTIONS:

AS OF MARCH 31, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	37	$16,144	$(296)
Sales	1,334	0	(183)
Closing Buys	(215)	0	217
Expirations	(973)	(12,044)	175
Exercised	(183)	(4,100)	87

Balance at End of Period	0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.504%	$ 300	$(6)	$9	$3	$0

Total Swap Agreements						$(6)	$9	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$21	$11	$0	$32	$(7)	$0	$0	$(7)	$25	$0	$25
CBK	0	0	3	3	(8)	0	0	(8)	(5)	0	(5)
DUB	14	3	0	17	0	0	0	0	17	(50)	(33)
GLM	38	0	0	38	0	0	0	0	38	0	38
HUS	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
JPM	$7	$36	$0	$43	$(17)	$0	$0	$(17)	$26	$0	$26
MSB	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
MYC	0	58	0	58	0	0	0	0	58	0	58
SCX	11	0	0	11	(4)	0	0	(4)	7	0	7
UAG	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$95	$108	$3	$206	$(77)	$0	$0	$(77)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$6	$0	$0	$6
Futures	0	0	10	0	0	10

	$0	$0	$16	$0	$0	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$95	$0	$95
Purchased Options	0	0	3	0	105	108
Swap Agreements	0	3	0	0	0	3

	$0	$3	$3	$95	$105	$206

	$0	$3	$19	$95	$105	$222

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$113	$0	$0	$113
Swap Agreements	0	0	0	0	5	5

	$0	$0	$113	$0	$5	$118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$77	$0	$77

	$0	$0	$113	$77	$5	$195

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$93	$0	$0	$93
Written Options	0	0	138	0	0	138
Futures	223	0	601	0	50	874
Swap Agreements	0	0	0	0	(367)	(367)

	$223	$0	$832	$0	$(317)	$738

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(130)	$0	$(130)
Purchased Options	0	0	0	(23)	(1)	(24)
Written Options	0	0	0	0	80	80
Swap Agreements	0	3	(134)	0	0	(131)

	$0	$3	$(134)	$(153)	$79	$(205)

	$223	$3	$698	$(153)	$(238)	$533

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	73

Schedule of Investments PIMCO RealPath™ 2030 Fund (Cont.)

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(140)	$0	$0	$(140)
Written Options	0	0	36	0	0	36
Futures	52	0	5	0	28	85
Swap Agreements	0	0	0	0	(22)	(22)

	$52	$0	$(99)	$0	$6	$(41)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$184	$0	$184
Purchased Options	0	0	(51)	22	(101)	(130)
Written Options	0	0	0	0	38	38
Swap Agreements	0	(2)	0	0	0	(2)

	$0	$(2)	$(51)	$206	$(63)	$90

	$52	$(2)	$(150)	$206	$(57)	$49

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$6,729	$0	$0	$6,729
Short-Term Instruments
Repurchase Agreements	0	109	0	109
	$6,729	$109	$0	$6,838

Investments in Affiliates, at Value
Mutual Funds	50,069	0	0	50,069
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,769	0	0	10,769
	$60,838	$0	$0	$60,838

Total Investments	$67,567	$109	$0	$67,676

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$10	$6	$0	$16
Over the counter	0	203	3	206
	$10	$209	$3	$222

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(113)	(5)	0	(118)
Over the counter	0	(77)	0	(77)
	$(113)	$(82)	$0	$(195)

Totals	$67,464	$236	$3	$67,703

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ 2035 Fund

March 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 11.1%

EXCHANGE-TRADED FUNDS 10.9%
Vanguard FTSE Emerging Markets ETF	163,149	$5,642

Total Exchange-Traded Funds (Cost $5,779)		5,642

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		120

Total Short-Term Instruments (Cost $120)		120

Total Investments in Securities (Cost $5,899)		5,762

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 89.5%

MUTUAL FUNDS (a) 69.8%
PIMCO CommodityRealReturn Strategy Fund®	162,923	$1,046
PIMCO Emerging Local Bond Fund	61,736	445
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	51,505	523
PIMCO High Yield Fund	420,944	3,523
PIMCO Income Fund	342,138	4,027
PIMCO Long Duration Total Return Fund	109,512	1,237
PIMCO Long-Term Credit Fund	105,514	1,203
PIMCO Real Return Asset Fund	193,335	1,589
PIMCO Real Return Fund	95,845	1,047
PIMCO RealEstateRealReturn Strategy Fund	498,748	4,015
PIMCO StocksPLUS® Fund	1,980,262	16,931
PIMCO Total Return Fund	51,489	524

Total Mutual Funds (Cost $35,558)		36,110

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 19.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.7%
PIMCO Short-Term Floating NAV Portfolio III	1,033,834	$10,215

Total Short-Term Instruments (Cost $10,212)		10,215

Total Investments in Affiliates (Cost $45,770)		46,325

Total Investments 100.6% (Cost $51,669)		$52,087

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $500)		(3)

Other Assets and Liabilities, net (0.6%)		(310)

Net Assets 100.0%		$51,774

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$120	U.S. Treasury Notes 2.250% due 07/31/2021	$(126)	$120	$120

Total Repurchase Agreements						$(126)	$120	$120

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$120	$0	$0	$120	$(126)	$(6)

Total Borrowings and Other Financing Transactions	$120	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	24	$57	$3

Total Purchased Options				$57	$3

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	75

Schedule of Investments PIMCO RealPath™ 2035 Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	12	$(9)	$2	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	99	26	0	(81)
Nikkei 225 Index June Futures	Long	06/2016	16	(9)	0	(22)
Russell 2000 Mini Index June Futures	Long	06/2016	23	81	9	0

Total Futures Contracts				$89	$11	$(103)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$400	$(30)	$(13)	$0	$(3)

Total Swap Agreements					$(30)	$(13)	$0	$(3)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $815 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$11	$0	$14	$0	$(103)		$(3)	$(106)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2016		AUD	137	$		102	$0	$(3)
	05/2016		JPY	8,300			73	0	0
	05/2016		NZD	169			112	0	(5)
	05/2016	$		57		ZAR	920	5	0

CBK	05/2016		PLN	567	$		146	0	(6)

GLM	04/2016		BRL	953			268	3	0
	04/2016	$		238		BRL	953	27	0

HUS	05/2016		GBP	164	$		232	0	(3)
	05/2016		ZAR	3,401			221	0	(7)

JPM	04/2016		BRL	975			261	0	(10)
	04/2016	$		274		BRL	975	0	(3)
	05/2016			126		AUD	178	10	0
	05/2016			330		EUR	297	9	0
	05/2016			298		GBP	205	0	(4)
	05/2016			103		NZD	157	5	0

UAG	05/2016		EUR	380	$		429	0	(4)
	05/2016	$		88		PLN	341	3	0

Total Forward Foreign Currency Contracts								$62	$(45)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$ 1	$39	$2

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 2,900	$50	$7

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	3,100	123	24

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	3,700	78	9
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	3,700	157	28

							$408	$68

Total Purchased Options							$447	$70

WRITTEN OPTIONS:

AS OF MARCH 31, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	25	$11,214	$(204)
Sales	1,123	0	(155)
Closing Buys	(176)	0	159
Expirations	(814)	(8,314)	135
Exercised	(158)	(2,900)	65

Balance at End of Period	0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.504%	$ 200	$(4)	$6	$2	$0

Total Swap Agreements						$(4)	$6	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$5	$7	$0	$12	$(8)	$0	$0	$(8)	$4	$0	$4
CBK	0	0	2	2	(6)	0	0	(6)	(4)	0	(4)
DUB	0	2	0	2	0	0	0	0	2	(40)	(38)
GLM	30	0	0	30	0	0	0	0	30	0	30
HUS	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
JPM	24	24	0	48	(17)	0	0	(17)	31	0	31
MYC	0	37	0	37	0	0	0	0	37	(10)	27
UAG	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)

Total Over the Counter	$62	$70	$2	$134	$(45)	$0	$0	$(45)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	77

Schedule of Investments PIMCO RealPath™ 2035 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$3	$0	$0	$3
Futures	0	0	11	0	0	11

	$0	$0	$14	$0	$0	$14

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$62	$0	$62
Purchased Options	0	0	2	0	68	70
Swap Agreements	0	2	0	0	0	2

	$0	$2	$2	$62	$68	$134

	$0	$2	$16	$62	$68	$148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$103	$0	$0	$103
Swap Agreements	0	0	0	0	3	3

	$0	$0	$103	$0	$3	$106

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$45	$0	$45

	$0	$0	$103	$45	$3	$151

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$85	$0	$0	$85
Written Options	0	0	103	0	0	103
Futures	153	0	596	0	36	785
Swap Agreements	0	0	0	0	(254)	(254)

	$153	$0	$784	$0	$(218)	$719

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(122)	$0	$(122)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	0	0	0	55	55
Swap Agreements	0	2	(93)	0	0	(91)

	$0	$2	$(93)	$(122)	$54	$(159)

	$153	$2	$691	$(122)	$(164)	$560

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(93)	$0	$0	$(93)
Written Options	0	0	24	0	0	24
Futures	41	0	21	0	20	82
Swap Agreements	0	0	0	0	(13)	(13)

	$41	$0	$(48)	$0	$7	$0

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$136	$0	$136
Purchased Options	0	0	(36)	0	(66)	(102)
Written Options	0	0	0	0	27	27
Swap Agreements	0	(2)	0	0	0	(2)

	$0	$(2)	$(36)	$136	$(39)	$59

	$41	$(2)	$(84)	$136	$(32)	$59

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$5,642	$0	$0	$5,642
Short-Term Instruments
Repurchase Agreements	0	120	0	120
	$5,642	$120	$0	$5,762

Investments in Affiliates, at Value
Mutual Funds	36,110	0	0	36,110
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,215	0	0	10,215
	$46,325	$0	$0	$46,325

Total Investments	$51,967	$120	$0	$52,087

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$11	$3	$0	$14
Over the counter	0	132	2	134
	$11	$135	$2	$148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(103)	(3)	0	(106)
Over the counter	0	(45)	0	(45)
	$(103)	$(48)	$0	$(151)

Totals	$51,875	$207	$2	$52,084

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	79

Schedule of Investments PIMCO RealPath™ 2040 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 12.2%

EXCHANGE-TRADED FUNDS 12.2%
Vanguard FTSE Emerging Markets ETF	219,502	$7,590

Total Exchange-Traded Funds (Cost $7,738)		7,590

Total Investments in Securities (Cost $7,738)		7,590

INVESTMENTS IN AFFILIATES 92.3%

MUTUAL FUNDS (a) 68.9%
PIMCO CommodityRealReturn Strategy Fund®	200,622	1,288
PIMCO Emerging Local Bond Fund	163,514	1,179

	SHARES	MARKET VALUE (000S)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	63,386	$644
PIMCO High Yield Fund	379,589	3,177
PIMCO Income Fund	322,819	3,800
PIMCO Long Duration Total Return Fund	94,887	1,071
PIMCO Long-Term Credit Fund	90,386	1,031
PIMCO Real Return Asset Fund	159,104	1,308
PIMCO Real Return Fund	117,948	1,288
PIMCO RealEstateRealReturn Strategy Fund	646,126	5,201
PIMCO StocksPLUS® Fund	2,603,978	22,264
PIMCO Total Return Fund	63,261	644

Total Mutual Funds (Cost $42,138)		42,895

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 23.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.4%
PIMCO Short-Term Floating NAV Portfolio III	1,472,937	$14,554

Total Short-Term Instruments (Cost $14,549)		14,554

Total Investments in Affiliates (Cost $56,687)		57,449

Total Investments 104.5% (Cost $64,425)		$65,039

Financial Derivative Instruments (b)(c) 0.0% (Cost or Premiums, net $667)		(6)

Other Assets and Liabilities, net (4.5%)		(2,803)

Net Assets 100.0%		$62,230

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	30	$71	$5

Total Purchased Options				$71	$5

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	16	$(12)	$3	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	132	42	0	(103)
Nikkei 225 Index June Futures	Long	06/2016	22	(14)	0	(31)
Russell 2000 Mini Index June Futures	Long	06/2016	29	107	14	0

Total Futures Contracts				$123	$17	$(134)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$600	$(45)	$(19)	$0	$(4)

Total Swap Agreements					$(45)	$(19)	$0	$(4)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $1,125 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$17	$0	$22	$0	$(134)	$(4)	$(138)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2016		AUD	152	$		113	$0	$(3)
	05/2016		JPY	11,100			98	0	(1)
	05/2016		NZD	199			132	0	(5)
	05/2016	$		60		ZAR	969	5	0

CBK	05/2016		PLN	454	$		117	0	(5)

GLM	04/2016		BRL	1,203			338	3	0
	04/2016	$		301		BRL	1,203	34	0
	05/2016		JPY	14,137	$		122	0	(4)

HUS	05/2016		EUR	584			655	0	(10)
	05/2016		GBP	182			258	0	(4)
	05/2016		ZAR	3,764			245	0	(8)

JPM	04/2016		BRL	1,233			330	0	(13)
	04/2016	$		346		BRL	1,232	0	(3)
	05/2016			137		AUD	193	11	0
	05/2016			406		EUR	366	11	0
	05/2016			310		GBP	213	0	(4)
	05/2016			125		JPY	14,101	0	0
	05/2016			123		NZD	187	6	0

UAG	05/2016			66		PLN	256	3	0

Total Forward Foreign Currency Contracts								$73	$(60)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$ 1	$47	$3

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 4,100	$71	$10

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	4,200	166	32

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	4,900	103	12
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	5,000	213	38

							$553	$92

Total Purchased Options							$600	$95

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	81

Schedule of Investments PIMCO RealPath™ 2040 Fund (Cont.)

WRITTEN OPTIONS:

AS OF MARCH 31, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	31	$13,506	$(248)
Sales	1,425	0	(192)
Closing Buys	(208)	0	193
Expirations	(1,063)	(10,106)	171
Exercised	(185)	(3,400)	76

Balance at End of Period	0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.504%	$ 200	$(4)	$6	$2	$0

Total Swap Agreements						$(4)	$6	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$5	$10	$0	$15	$(9)	$0	$0	$(9)	$6	$0	$6
CBK	0	0	2	2	(5)	0	0	(5)	(3)	0	(3)
DUB	0	3	0	3	0	0	0	0	3	(50)	(47)
GLM	37	0	0	37	(4)	0	0	(4)	33	0	33
HUS	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
JPM	28	32	0	60	(20)	0	0	(20)	40	0	40
MYC	0	50	0	50	0	0	0	0	50	(70)	(20)
UAG	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$73	$95	$2	$170	$(60)	$0	$0	$(60)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5	$0	$0	$5
Futures	0	0	17	0	0	17

	$0	$0	$22	$0	$0	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73	$0	$73
Purchased Options	0	0	3	0	92	95
Swap Agreements	0	2	0	0	0	2

	$0	$2	$3	$73	$92	$170

	$0	$2	$25	$73	$92	$192

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$134	$0	$0	$134
Swap Agreements	0	0	0	0	4	4

	$0	$0	$134	$0	$4	$138

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60	$0	$60

	$0	$0	$134	$60	$4	$198

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$95	$0	$0	$95
Written Options	0	0	135	0	0	135
Futures	186	0	884	0	43	1,113
Swap Agreements	0	0	0	0	(309)	(309)

	$186	$0	$1,114	$0	$(266)	$1,034

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(257)	$0	$(257)
Purchased Options	0	0	0	(15)	(1)	(16)
Written Options	0	0	0	0	67	67
Swap Agreements	0	2	(104)	0	0	(102)

	$0	$2	$(104)	$(272)	$66	$(308)

	$186	$2	$1,010	$(272)	$(200)	$726

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(117)	$0	$0	$(117)
Written Options	0	0	30	0	0	30
Futures	51	0	40	0	24	115
Swap Agreements	0	0	0	0	(19)	(19)

	$51	$0	$(47)	$0	$5	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$193	$0	$193
Purchased Options	0	0	(44)	15	(89)	(118)
Written Options	0	0	0	0	32	32
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$(44)	$208	$(57)	$106

	$51	$(1)	$(91)	$208	$(52)	$115

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	83

Schedule of Investments PIMCO RealPath™ 2040 Fund (Cont.)

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$7,590	$0	$0	$7,590
	$7,590	$0	$0	$7,590

Investments in Affiliates, at Value
Mutual Funds	42,895	0	0	42,895
Short-Term Instruments
Central Funds Used for Cash Management Purposes	14,554	0	0	14,554
	$57,449	$0	$0	$57,449

Total Investments	$65,039	$0	$0	$65,039

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$17	$5	$0	$22
Over the counter	0	167	3	170
	$17	$172	$3	$192

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(134)	(4)	0	(138)
Over the counter	0	(60)	0	(60)
	$(134)	$(64)	$0	$(198)

Totals	$64,922	$108	$3	$65,033

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ 2045 Fund

March 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 13.9%

EXCHANGE-TRADED FUNDS 12.8%
Vanguard FTSE Emerging Markets ETF	155,047	$5,362

Total Exchange-Traded Funds (Cost $5,482)		5,362

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 1.1%
		463

Total Short-Term Instruments (Cost $463)		463

Total Investments in Securities (Cost $5,945)		5,825

INVESTMENTS IN AFFILIATES 88.6%

MUTUAL FUNDS (a) 64.8%
PIMCO CommodityRealReturn Strategy Fund®	130,640	839

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Local Bond Fund	117,802	$849
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	41,275	419
PIMCO High Yield Fund	146,286	1,224
PIMCO Income Fund	138,953	1,636
PIMCO Long Duration Total Return Fund	58,050	655
PIMCO Long-Term Credit Fund	55,178	629
PIMCO Real Return Asset Fund	103,124	848
PIMCO Real Return Fund	76,805	839
PIMCO RealEstateRealReturn Strategy Fund	420,729	3,387
PIMCO StocksPLUS® Fund	1,793,706	15,336
PIMCO Total Return Fund	41,194	419

Total Mutual Funds (Cost $26,377)		27,080

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 23.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.8%
PIMCO Short-Term Floating NAV Portfolio III	1,005,352	$9,934

Total Short-Term Instruments (Cost $9,930)		9,934

Total Investments in Affiliates (Cost $36,307)		37,014

Total Investments 102.5% (Cost $42,252)		$42,839

Financial Derivative Instruments (c)(d) (0.1%) (Cost or Premiums, net $292)		(40)

Other Assets and Liabilities, net (2.4%)		(1,019)

Net Assets 100.0%		$41,780

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$463	U.S. Treasury Notes 2.250% due 07/31/2021	$(473)	$463	$463

Total Repurchase Agreements						$(473)	$463	$463

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$463	$0	$0	$463	$(473)	$(10)

Total Borrowings and Other Financing Transactions	$463	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	16	$38	$2

Total Purchased Options				$38	$2

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	85

Schedule of Investments PIMCO RealPath™ 2045 Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	11	$(9)	$2	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	91	29	0	(75)
Nikkei 225 Index June Futures	Long	06/2016	15	(9)	0	(21)
Russell 2000 Mini Index June Futures	Long	06/2016	19	74	10	0

Total Futures Contracts				$85	$12	$(96)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$400	$(30)	$(13)	$0	$(3)

Total Swap Agreements					$(30)	$(13)	$0	$(3)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $789 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$12	$0	$14	$0	$(96)		$(3)	$(99)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2016		AUD	92	$		68	$0	$(2)
	05/2016		JPY	7,700			68	0	(1)
	05/2016		NZD	120			80	0	(3)
	05/2016	$		27		ZAR	436	2	0

CBK	05/2016		PLN	251	$		65	0	(3)

GLM	04/2016		BRL	731			205	2	0
	04/2016	$		183		BRL	731	21	0
	05/2016		JPY	8,045	$		69	0	(2)

HUS	05/2016		EUR	348			391	0	(6)
	05/2016		GBP	112			159	0	(2)

JPM	04/2016		BRL	751			201	0	(8)
	04/2016	$		211		BRL	751	0	(2)
	05/2016			82		AUD	116	7	0
	05/2016			246		EUR	222	6	0
	05/2016			189		GBP	130	0	(2)
	05/2016			71		JPY	8,009	0	0
	05/2016			75		NZD	114	4	0
	05/2016		ZAR	2,483	$		159	0	(8)

UAG	05/2016	$		29		PLN	112	1	0

Total Forward Foreign Currency Contracts								$43	$(39)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$ 1	$28	$2

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 1,700	$30	$4

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	1,700	67	13

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	2,000	42	5
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	2,100	89	16

							$228	$38

Total Purchased Options							$256	$40

WRITTEN OPTIONS:

AS OF MARCH 31, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	17	$7,530	$(137)
Sales	892	0	(123)
Closing Buys	(138)	0	115
Expirations	(643)	(5,630)	100
Exercised	(128)	(1,900)	45

Balance at End of Period	0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.504%	$ 100	$(2)	$3	$1	$0

Total Swap Agreements						$(2)	$3	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$2	$4	$0	$6	$(6)	$0	$0	$(6)	$0	$0	$0
CBK	0	0	1	1	(3)	0	0	(3)	(2)	0	(2)
DUB	0	2	0	2	0	0	0	0	2	0	2
GLM	23	0	0	23	(2)	0	0	(2)	21	0	21
HUS	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
JPM	17	13	0	30	(20)	0	0	(20)	10	0	10
MYC	0	21	0	21	0	0	0	0	21	0	21
UAG	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$43	$40	$1	$84	$(39)	$0	$0	$(39)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	87

Schedule of Investments PIMCO RealPath™ 2045 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2	$0	$0	$2
Futures	0	0	12	0	0	12

	$0	$0	$14	$0	$0	$14

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43	$0	$43
Purchased Options	0	0	2	0	38	40
Swap Agreements	0	1	0	0	0	1

	$0	$1	$2	$43	$38	$84

	$0	$1	$16	$43	$38	$98

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$96	$0	$0	$96
Swap Agreements	0	0	0	0	3	3

	$0	$0	$96	$0	$3	$99

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39

	$0	$0	$96	$39	$3	$138

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$70	$0	$0	$70
Written Options	0	0	74	0	0	74
Futures	118	0	575	0	24	717
Swap Agreements	0	0	0	0	(176)	(176)

	$118	$0	$719	$0	$(152)	$685

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(145)	$0	$(145)
Written Options	0	0	0	0	37	37
Swap Agreements	0	1	(64)	0	0	(63)

	$0	$1	$(64)	$(145)	$37	$(171)

	$118	$1	$655	$(145)	$(115)	$514

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(63)	$0	$0	$(63)
Written Options	0	0	17	0	0	17
Futures	25	0	41	0	12	78
Swap Agreements	0	0	0	0	(13)	(13)

	$25	$0	$(5)	$0	$(1)	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$121	$0	$121
Purchased Options	0	0	(26)	0	(36)	(62)
Written Options	0	0	0	0	18	18
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$(26)	$121	$(18)	$76

	$25	$(1)	$(31)	$121	$(19)	$95

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$5,362	$0	$0	$5,362
Short-Term Instruments
Repurchase Agreements	0	463	0	463
	$5,362	$463	$0	$5,825

Investments in Affiliates, at Value
Mutual Funds	27,080	0	0	27,080
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,934	0	0	9,934
	$37,014	$0	$0	$37,014

Total Investments	$42,376	$463	$0	$42,839

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$12	$2	$0	$14
Over the counter	0	82	2	84
	$12	$84	$2	$98

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(96)	(3)	0	(99)
Over the counter	0	(39)	0	(39)
	$(96)	$(42)	$0	$(138)

Totals	$42,292	$505	$2	$42,799

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	89

Schedule of Investments PIMCO RealPath™ 2050 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 13.4%

EXCHANGE-TRADED FUNDS 13.1%
Vanguard FTSE Emerging Markets ETF	318,892	$11,028

Total Exchange-Traded Funds (Cost $11,183)		11,028

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.1%
		120

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.2%
0.122% due 04/21/2016 (a)(b)	$200	200

Total Short-Term Instruments (Cost $320)		320

Total Investments in Securities (Cost $11,503)		11,348

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 89.7%

MUTUAL FUNDS (c) 64.4%
PIMCO CommodityRealReturn Strategy Fund®	264,559	$1,698
PIMCO Emerging Local Bond Fund	238,506	1,720
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	83,586	849
PIMCO High Yield Fund	255,299	2,137
PIMCO Income Fund	252,534	2,972
PIMCO Long Duration Total Return Fund	117,519	1,327
PIMCO Long-Term Credit Fund	111,741	1,274
PIMCO Real Return Asset Fund	125,160	1,029
PIMCO Real Return Fund	155,538	1,698
PIMCO RealEstateRealReturn Strategy Fund	852,079	6,859
PIMCO StocksPLUS® Fund	3,751,416	32,075
PIMCO Total Return Fund	83,422	849

Total Mutual Funds (Cost $53,067)		54,487

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 25.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.3%
PIMCO Short-Term Floating NAV Portfolio III	2,162,118	$21,364

Total Short-Term Instruments (Cost $21,355)		21,364

Total Investments in Affiliates (Cost $74,422)		75,851

Total Investments 103.1% (Cost $85,925)		$87,199

Financial Derivative Instruments (e)(f) (0.1%) (Cost or Premiums, net $501)		(90)

Other Assets and Liabilities, net (3.0%)		(2,551)

Net Assets 100.0%		$84,558

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a yield to maturity.
(b)	Zero coupon bond.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$120	U.S. Treasury Notes 2.250% due 07/31/2021	$(126)	$120	$120

Total Repurchase Agreements						$(126)	$120	$120

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$120	$0	$0	$120	$(126)	$(6)

Total Borrowings and Other Financing Transactions	$120	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	26	$61	$4

Total Purchased Options				$61	$4

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	23	$(18)	$4	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	186	72	0	(155)
Nikkei 225 Index June Futures	Long	06/2016	31	(19)	0	(44)
Russell 2000 Mini Index June Futures	Long	06/2016	38	146	20	0

Total Futures Contracts				$181	$24	$(199)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$910	$(68)	$(19)	$0	$(6)

Total Swap Agreements					$(68)	$(19)	$0	$(6)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $1,599 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$4	$24	$0	$28	$0		$(199)		$(6)	$(205)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2016		AUD	168	$		125	$0	$(4)
	05/2016		JPY	16,300			144	0	(1)
	05/2016		NZD	223			148	0	(6)
	05/2016	$		44		ZAR	710	4	0

CBK	05/2016		PLN	470	$		121	0	(5)

GLM	04/2016		BRL	1,445			406	4	0
	04/2016	$		361		BRL	1,445	41	0
	05/2016		JPY	15,146	$		130	0	(4)

HUS	05/2016		GBP	208			294	0	(4)
	05/2016		ZAR	4,729			308	0	(10)

JPM	04/2016		BRL	1,479			396	0	(16)
	04/2016	$		416		BRL	1,479	0	(4)
	05/2016			151		AUD	214	12	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	91

Schedule of Investments PIMCO RealPath™ 2050 Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016	$		464		EUR	418	$12	$0
	05/2016			353		GBP	243	0	(4)
	05/2016			133		JPY	15,003	0	0
	05/2016			140		NZD	213	7	0

RBC	05/2016		JPY	1,900	$		17	0	0

UAG	05/2016		EUR	649			733	0	(7)
	05/2016	$		88		JPY	9,900	0	0
	05/2016			57		PLN	221	2	0

Total Forward Foreign Currency Contracts								$82	$(65)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$	1	$52	$3

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,900	$50	$7

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		2,900	115	22

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		3,500	74	9
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		3,600	153	27

								$392	$65

Total Purchased Options								$444	$68

WRITTEN OPTIONS:

AS OF MARCH 31, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	27	$11,352	$(209)
Sales	1,449	0	(200)
Closing Buys	(223)	0	184
Expirations	(1,047)	(8,752)	160
Exercised	(206)	(2,600)	65

Balance at End of Period	0	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.504%	$ 200	$(4)	$6	$2	$0

Total Swap Agreements						$(4)	$6	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

92	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$4	$7	$0	$11	$(11)	$0	$0	$(11)	$0	$0	$0
CBK	0	0	2	2	(5)	0	0	(5)	(3)	0	(3)
DUB	0	3	0	3	0	0	0	0	3	(30)	(27)
GLM	45	0	0	45	(4)	0	0	(4)	41	0	41
HUS	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
JPM	31	22	0	53	(24)	0	0	(24)	29	0	29
MYC	0	36	0	36	0	0	0	0	36	(10)	26
UAG	2	0	0	2	(7)	0	0	(7)	(5)	0	(5)

Total Over the Counter	$82	$68	$2	$152	$(65)	$0	$0	$(65)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4	$0	$0	$4
Futures	0	0	24	0	0	24

	$0	$0	$28	$0	$0	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82	$0	$82
Purchased Options	0	0	3	0	65	68
Swap Agreements	0	2	0	0	0	2

	$0	$2	$3	$82	$65	$152

	$0	$2	$31	$82	$65	$180

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$199	$0	$0	$199
Swap Agreements	0	0	0	0	6	6

	$0	$0	$199	$0	$6	$205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65	$0	$65

	$0	$0	$199	$65	$6	$270

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	93

Schedule of Investments PIMCO RealPath™ 2050 Fund (Cont.)

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$113	$0	$0	$113
Written Options	0	0	120	0	0	120
Futures	158	0	1,211	0	38	1,407
Swap Agreements	0	0	0	0	(276)	(276)

	$158	$0	$1,444	$0	$(238)	$1,364

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(163)	$0	$(163)
Purchased Options	0	0	0	(14)	0	(14)
Written Options	0	0	0	0	58	58
Swap Agreements	0	2	(104)	0	0	(102)

	$0	$2	$(104)	$(177)	$58	$(221)

	$158	$2	$1,340	$(177)	$(180)	$1,143

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(101)	$0	$0	$(101)
Written Options	0	0	27	0	0	27
Futures	44	0	108	0	21	173
Swap Agreements	0	0	0	0	(19)	(19)

	$44	$0	$34	$0	$2	$80

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$163	$0	$163
Purchased Options	0	0	(48)	13	(63)	(98)
Written Options	0	0	0	0	23	23
Swap Agreements	0	(2)	0	0	0	(2)

	$0	$(2)	$(48)	$176	$(40)	$86

	$44	$(2)	$(14)	$176	$(38)	$166

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$11,028	$0	$0	$11,028
Short-Term Instruments
Repurchase Agreements	0	120	0	120
U.S. Treasury Bills	0	200	0	200
	$11,028	$320	$0	$11,348

Investments in Affiliates, at Value
Mutual Funds	54,487	0	0	54,487
Short-Term Instruments
Central Funds Used for Cash Management Purposes	21,364	0	0	21,364
	$75,851	$0	$0	$75,851

Total Investments	$86,879	$320	$0	$87,199

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$24	$4	$0	$28
Over the counter	0	149	3	152
	$24	$153	$3	$180

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(199)	(6)	0	(205)
Over the counter	0	(65)	0	(65)
	$(199)	$(71)	$0	$(270)

Totals	$86,704	$402	$3	$87,109

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

94	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ 2055 Fund

March 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 13.0%

EXCHANGE-TRADED FUNDS 13.0%
Vanguard FTSE Emerging Markets ETF	12,845	$444

Total Exchange-Traded Funds (Cost $450)		444

Total Investments in Securities (Cost $450)		444

INVESTMENTS IN AFFILIATES 83.7%

MUTUAL FUNDS (a) 64.2%
PIMCO CommodityRealReturn Strategy Fund®	10,657	69
PIMCO Emerging Local Bond Fund	9,609	69
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,367	34
PIMCO High Yield Fund	10,284	86
PIMCO Income Fund	10,172	120

	SHARES	MARKET VALUE (000S)
PIMCO Long Duration Total Return Fund	4,735	$54
PIMCO Long-Term Credit Fund	4,501	51
PIMCO Real Return Asset Fund	4,202	35
PIMCO Real Return Fund	6,265	68
PIMCO RealEstateRealReturn Strategy Fund	34,323	276
PIMCO StocksPLUS® Fund	151,910	1,299
PIMCO Total Return Fund	3,360	34

Total Mutual Funds (Cost $2,122)		2,195

SHORT-TERM INSTRUMENTS 19.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 19.5%
PIMCO Short-Term Floating NAV Portfolio III	67,306	665

Total Short-Term Instruments (Cost $665)		665

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $2,787)	$2,860

Total Investments 96.7% (Cost $3,237)	$3,304

Financial Derivative Instruments (b)(c) (0.2%) (Cost or Premiums, net $4)	(8)

Other Assets and Liabilities, net 3.5%	122

Net Assets 100.0%	$3,418

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	1	$2	$0

Total Purchased Options				$2	$0

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	1	$(1)	$0	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	7	1	0	(6)
Nikkei 225 Index June Futures	Long	06/2016	1	(1)	0	(2)
Russell 2000 Mini Index June Futures	Long	06/2016	2	9	1	0

Total Futures Contracts				$8	$1	$(8)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$50	$(4)	$(1)	$0	$0

Total Swap Agreements					$(4)	$(1)	$0	$0

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	95

Schedule of Investments PIMCO RealPath™ 2055 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $82 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$0		$(8)	$0	$(8)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2016		AUD	7	$		5	$0	$0
	05/2016		JPY	1,400			13	0	0
	05/2016		NZD	9			6	0	0
	05/2016	$		1		ZAR	16	0	0

CBK	05/2016		PLN	21	$		5	0	0

HUS	04/2016		BRL	34			10	0	0
	04/2016	$		9		BRL	34	0	0
	05/2016		BRL	34	$		9	0	0
	05/2016		GBP	8			11	0	0
	05/2016		ZAR	190			12	0	(1)

JPM	04/2016		BRL	34			9	0	(1)
	04/2016	$		9		BRL	34	0	0
	05/2016		CHF	1	$		1	0	0
	05/2016	$		6		AUD	8	1	0
	05/2016			2		CHF	2	0	0
	05/2016			20		EUR	18	1	0
	05/2016			13		GBP	9	0	0
	05/2016			5		JPY	564	0	0
	05/2016			6		NZD	9	0	0

SCX	05/2016		EUR	28	$		31	0	(1)

UAG	05/2016	$		4		JPY	500	0	0
	05/2016			2		PLN	8	0	0

Total Forward Foreign Currency Contracts								$2	$(3)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$ 0	$2	$0

Total Purchased Options					$2	$0

WRITTEN OPTIONS:

AS OF MARCH 31, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	4	$196	$(14)
Sales	50	0	(7)
Closing Buys	(8)	0	7
Expirations	(39)	(196)	13
Exercised	(7)	0	1

Balance at End of Period	0	$0	$0

96	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
HUS	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
JPM	2	0	0	2	(1)	0	0	(1)	1	0	1
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$2	$0	$0	$2	$(3)	$0	$0	$(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$1	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

	$0	$0	$1	$2	$0	$3

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$8	$0	$0	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

	$0	$0	$8	$3	$0	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(8)	$0	$0	$(8)
Written Options	0	0	13	0	0	13
Futures	9	0	32	0	2	43
Swap Agreements	0	0	0	0	(8)	(8)

	$9	$0	$37	$0	$(6)	$40

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2)	$0	$(2)
Written Options	0	0	0	0	1	1
Swap Agreements	0	0	(4)	0	0	(4)

	$0	$0	$(4)	$(2)	$1	$(5)

	$9	$0	$33	$(2)	$(5)	$35

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	97

Schedule of Investments PIMCO RealPath™ 2055 Fund (Cont.)

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1	$0	$0	$1
Written Options	0	0	(3)	0	0	(3)
Futures	0	0	10	0	1	11
Swap Agreements	0	0	0	0	(1)	(1)

	$0	$0	$8	$0	$(0)	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Purchased Options	0	0	(2)	0	0	(2)

	$0	$0	$(2)	$1	$0	$(1)

	$0	$0	$6	$1	$(0)	$7

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$444	$0	$0	$444
	$444	$0	$0	$444

Investments in Affiliates, at Value
Mutual Funds	2,195	0	0	2,195
Short-Term Instruments
Central Funds Used for Cash Management Purposes	665	0	0	665
	$2,860	$0	$0	$2,860

Total Investments	$3,304	$0	$0	$3,304

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$0	$0	$1
Over the counter	0	2	0	2
	$1	$2	$0	$3

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8)	0	0	(8)
Over the counter	0	(3)	0	(3)
	$(8)	$(3)	$0	$(11)

Totals	$3,297	$(1)	$0	$3,296

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

98	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Income Fund

March 31, 2016

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 6.4%

EXCHANGE-TRADED FUNDS 6.1%
Vanguard FTSE Emerging Markets ETF	93,746	$	3,242

Total Exchange-Traded Funds (Cost $3,489)			3,242

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
			136

Total Short-Term Instruments (Cost $136)			136

Total Investments in Securities (Cost $3,625)			3,378

INVESTMENTS IN AFFILIATES 98.7%

MUTUAL FUNDS (a) 84.8%
PIMCO CommodityRealReturn Strategy Fund®	168,510		1,082

	SHARES		MARKET VALUE (000S)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	160,336	$	1,629
PIMCO High Yield Fund	485,805		4,066
PIMCO Income Fund	758,294		8,925
PIMCO Long Duration Total Return Fund	170,837		1,929
PIMCO Long-Term Credit Fund	166,071		1,893
PIMCO Real Return Asset Fund	462,602		3,803
PIMCO Real Return Fund	497,247		5,430
PIMCO RealEstateRealReturn Strategy Fund	137,052		1,103
PIMCO StocksPLUS® Fund	1,201,088		10,269
PIMCO Total Return Fund	481,751		4,904

Total Mutual Funds (Cost $45,335)			45,033

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 13.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.9%
PIMCO Short-Term Floating NAV Portfolio III	744,242		$	7,354

Total Short-Term Instruments (Cost $7,351)				7,354

Total Investments in Affiliates (Cost $52,686)				52,387

Total Investments 105.1% (Cost $56,311)		$		55,765

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $546)				63

Other Assets and Liabilities, net (5.2%)				(2,745)

Net Assets 100.0%		$		53,083

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$136	U.S. Treasury Notes 2.250% due 07/31/2021	$(142)	$136	$136

Total Repurchase Agreements						$(142)	$136	$136

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$136	$0	$0	$136	$(142)	$(6)

Total Borrowings and Other Financing Transactions	$136	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	99

Schedule of Investments PIMCO RealPath™ Income Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,500.000	06/17/2016	28	$66	$4
Put - CBOE S&P 500 Index	1,650.000	09/16/2016	25	85	39

				$151	$43

Total Purchased Options				$151	$43

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,400.000	09/16/2016	25	$(32)	$(13)

Total Written Options				$(32)	$(13)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Short	06/2016	6	$(5)	$1	$0
Mini MSCI EAFE Index June Futures	Long	06/2016	53	17	0	(44)
Nikkei 225 Index June Futures	Long	06/2016	8	(5)	0	(11)
Russell 2000 Mini Index June Futures	Long	06/2016	15	45	3	0

Total Futures Contracts				$52	$4	$(55)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$500	$(37)	$(16)	$0	$(4)

Total Swap Agreements					$(37)	$(16)	$0	$(4)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $476 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$43	$4	$0	$47	$(13)	$(55)	$(4)	$(72)

100	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016	$		167		AUD	233	$12	$0
	05/2016		NZD	162	$		107	0	(5)
	05/2016	$		21		ZAR	339	2	0

CBK	04/2016		CHF	11	$		11	0	0
	05/2016		PLN	272			70	0	(3)

DUB	04/2016	$		11		CHF	11	0	0
	04/2016			428		EUR	386	11	0

GLM	04/2016		BRL	861	$		242	2	0
	04/2016	$		215		BRL	861	24	0

HUS	04/2016		JPY	4,200	$		37	0	0
	05/2016		ZAR	1,313			86	0	(3)

IND	04/2016	$		167		JPY	18,700	0	(1)

JPM	04/2016		BRL	882	$		236	0	(9)
	04/2016	$		248		BRL	882	0	(3)
	05/2016			99		NZD	151	5	0

MSB	04/2016		AUD	142	$		106	0	(3)
	04/2016		EUR	428			470	0	(17)

SCX	04/2016		GBP	162			229	0	(3)
	04/2016		JPY	18,700			166	0	0
	04/2016	$		245		GBP	176	8	0
	05/2016			166		JPY	18,700	0	0

UAG	05/2016			39		PLN	151	2	0

Total Forward Foreign Currency Contracts								$66	$(47)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 2,061.000	10Y USD CMS 2.643	11/18/2016	$ 1	$39	$2

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 2,800	$48	$7

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	2,900	115	22

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	3,600	76	9
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	3,600	153	27

							$392	$65

Total Purchased Options							$431	$67

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	29	$11,612	$(212)
Sales	603	0	(112)
Closing Buys	(110)	0	147
Expirations	(422)	(9,712)	106
Exercised	(75)	(1,900)	39

Balance at End of Period	25	$0	$(32)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	101

Schedule of Investments PIMCO RealPath™ Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.504%	$ 200	$(4)	$6	$2	$0

Total Swap Agreements						$(4)	$6	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$14	$7	$0	$21	$(5)	$0	$0	$(5)	$16	$0	$16
CBK	0	0	2	2	(3)	0	0	(3)	(1)	0	(1)
DUB	11	2	0	13	0	0	0	0	13	(30)	(17)
GLM	26	0	0	26	0	0	0	0	26	0	26
HUS	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	5	22	0	27	(12)	0	0	(12)	15	0	15
MSB	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
MYC	0	36	0	36	0	0	0	0	36	(20)	16
SCX	8	0	0	8	(3)	0	0	(3)	5	0	5
UAG	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$66	$67	$2	$135	$(47)	$0	$0	$(47)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$43	$0	$0	$43
Futures	0	0	4	0	0	4

	$0	$0	$47	$0	$0	$47

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$66	$0	$66
Purchased Options	0	0	2	0	65	67
Swap Agreements	0	2	0	0	0	2

	$0	$2	$2	$66	$65	$135

	$0	$2	$49	$66	$65	$182

102	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$13	$0	$0	$13
Futures	0	0	55	0	0	55
Swap Agreements	0	0	0	0	4	4

	$0	$0	$68	$0	$4	$72

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47	$0	$47

	$0	$0	$68	$47	$4	$119

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$36	$0	$0	$36
Written Options	0	0	86	0	0	86
Futures	232	0	283	0	41	556
Swap Agreements	0	0	0	0	(210)	(210)

	$232	$0	$405	$0	$(169)	$468

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(106)	$0	$(106)
Purchased Options	0	0	0	(20)	(1)	(21)
Written Options	0	0	0	0	64	64
Swap Agreements	0	2	(95)	0	0	(93)

	$0	$2	$(95)	$(126)	$63	$(156)

	$232	$2	$310	$(126)	$(106)	$312

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(155)	$0	$0	$(155)
Written Options	0	0	47	0	0	47
Futures	18	0	25	0	22	65
Swap Agreements	0	0	0	0	(16)	(16)

	$18	$0	$(83)	$0	$6	$(59)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101
Purchased Options	0	0	(36)	19	(62)	(79)
Written Options	0	0	0	0	16	16
Swap Agreements	0	(2)	0	0	0	(2)

	$0	$(2)	$(36)	$120	$(46)	$36

	$18	$(2)	$(119)	$120	$(40)	$(23)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Exchange-Traded Funds	$3,242	$0	$0	$3,242
Short-Term Instruments
Repurchase Agreements	0	136	0	136
	$3,242	$136	$0	$3,378

Investments in Affiliates, at Value
Mutual Funds	45,033	0	0	45,033
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,354	0	0	7,354
	$52,387	$0	$0	$52,387

Total Investments	$55,629	$136	$0	$55,765

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$4	$43	$0	$47
Over the counter	0	133	2	135
	$4	$176	$2	$182

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(55)	(17)	0	(72)
Over the counter	0	(47)	0	(47)
	$(55)	$(64)	$0	$(119)

Totals	$55,578	$248	$2	$55,828

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	103

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.9%

BANK LOAN OBLIGATIONS 0.5%
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		$731	$689
4.000% due 04/01/2022		2,885	2,731

Total Bank Loan Obligations (Cost $3,404)			3,420

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 7.4%
Ally Financial, Inc.
2.750% due 01/30/2017		1,300	1,297
3.250% due 09/29/2017		6,000	5,985
3.500% due 07/18/2016		300	301
5.500% due 02/15/2017		975	995
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (f)	EUR	5,400	5,082
11.500% due 10/10/2018 (f)		900	1,010
Banco Santander S.A.
6.250% due 09/11/2021 (f)		3,300	3,372
Bank of America Corp.
3.875% due 08/01/2025		$400	417
5.625% due 07/01/2020		1,300	1,462
Bankia S.A.
4.375% due 02/14/2017	EUR	400	472
Barclays Bank PLC
7.625% due 11/21/2022		$2,600	2,800
Citigroup, Inc.
2.650% due 10/26/2020		1,600	1,617
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		700	664
Credit Suisse AG
6.500% due 08/08/2023		1,900	2,052
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		900	897
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,321
4.750% due 08/15/2017		800	826
Goldman Sachs Group, Inc.
1.834% due 09/15/2020		8,500	8,447
International Lease Finance Corp.
5.750% due 05/15/2016		300	301
6.750% due 09/01/2016		300	305
JPMorgan Chase & Co.
2.750% due 06/23/2020		2,400	2,460
KBC Bank NV
8.000% due 01/25/2023		1,000	1,083
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,300	1,811
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	3,000	3,357
Realkredit Danmark A/S
2.000% due 04/01/2017	DKK	3,300	514
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026 (a)		$5,200	5,208

			56,056

INDUSTRIALS 0.7%
Altria Group, Inc.
4.750% due 05/05/2021		900	1,022
Boston Scientific Corp.
2.850% due 05/15/2020		2,100	2,136
Cigna Corp.
4.500% due 03/15/2021		200	217
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		300	296

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kraft Heinz Foods Co.
2.800% due 07/02/2020	$700	$718
MGM Resorts International
7.500% due 06/01/2016	300	303
10.000% due 11/01/2016	100	104
Pioneer Natural Resources Co.
6.875% due 05/01/2018	400	426
Time Warner Cable, Inc.
5.850% due 05/01/2017	200	209

		5,431

UTILITIES 0.1%
Sprint Communications, Inc.
6.000% due 12/01/2016	500	499

Total Corporate Bonds & Notes (Cost $63,482)		61,986

U.S. GOVERNMENT AGENCIES 8.6%
Fannie Mae
0.983% due 09/25/2041	5,710	5,697
4.000% due 10/01/2040 †	12	13
Fannie Mae, TBA
3.000% due 05/01/2046	30,600	31,338
3.500% due 04/01/2046	25,200	26,430
Freddie Mac
0.986% due 07/15/2041	1,780	1,789

Total U.S. Government Agencies (Cost $65,079)		65,267

U.S. TREASURY OBLIGATIONS 32.9%
U.S. Treasury Bonds
2.500% due 02/15/2046 (i)	30,060	29,314
3.000% due 11/15/2044 (i)(n)	2,200	2,375
3.000% due 05/15/2045 (i)	3,010	3,248
3.000% due 11/15/2045 (i)	12,000	12,960
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (l)	2,357	2,400
0.125% due 04/15/2019 (i)(l)	19,816	20,253
0.125% due 01/15/2022 (i)	22,713	23,080
0.125% due 01/15/2023 (n)	308	311
0.375% due 07/15/2023 (i)(n)	1,934	1,995
0.625% due 07/15/2021 (i)(l)(n)	33,425	35,125
0.750% due 02/15/2042 (n)	524	510
1.250% due 07/15/2020 (l)(n)	978	1,052
1.375% due 02/15/2044 (i)	18,206	20,435
1.625% due 01/15/2018 (l)	905	946
1.875% due 07/15/2019 (l)	666	724
2.125% due 02/15/2040 (l)(n)	482	618
2.375% due 01/15/2025 (i)	13,699	16,333
2.500% due 07/15/2016 (i)(l)	915	932
2.500% due 01/15/2029 (i)(l)	12,943	16,284
3.875% due 04/15/2029 (n)	346	496
U.S. Treasury Notes
0.500% due 09/30/2016 (l)†	17,800	17,808
1.625% due 04/30/2019 (i)(l)(n)	29,100	29,744
1.625% due 02/15/2026	12,150	11,980

Total U.S. Treasury Obligations (Cost $242,111)		248,923

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 08/25/2035	191	192
2.460% due 08/25/2035	63	63
2.651% due 08/25/2033	215	214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
2.619% due 01/25/2036		$2,325	$1,860
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050		600	622
Citigroup Mortgage Loan Trust, Inc.
2.870% due 10/25/2035 ^		569	562
Countrywide Alternative Loan Trust
0.758% due 11/20/2035		1,434	1,147
1.351% due 02/25/2036		281	245
Countrywide Home Loan Mortgage Pass-Through Trust
1.073% due 03/25/2035		158	132
2.603% due 09/20/2036 ^		179	155
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,102	1,160
Marche Mutui SRL
0.175% due 02/25/2055	EUR	582	653
0.245% due 10/27/2065		105	119
2.095% due 01/27/2064		1,239	1,421
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036		$456	374
Structured Adjustable Rate Mortgage Loan Trust
2.606% due 01/25/2035		42	39
Structured Asset Mortgage Investments Trust
0.682% due 07/19/2035		75	70
WaMu Mortgage Pass-Through Certificates Trust
1.051% due 02/25/2047 ^		305	235
Wells Fargo Mortgage-Backed Securities Trust
2.739% due 09/25/2036 ^		1,657	1,549
2.837% due 03/25/2036		677	669

Total Non-Agency Mortgage-Backed Securities (Cost $10,661)			11,481

ASSET-BACKED SECURITIES 1.2%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		686	725
Citigroup Mortgage Loan Trust, Inc.
0.563% due 08/25/2036		8,103	7,294
Long Beach Mortgage Loan Trust
0.733% due 01/25/2036		1,900	1,093
Wood Street CLO BV
0.231% due 11/22/2021	EUR	144	163

Total Asset-Backed Securities (Cost $9,161)			9,275

SOVEREIGN ISSUES 15.9%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		1,500	1,608
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (d)	BRL	14,600	3,928
0.000% due 10/01/2016 (d)		75,600	19,675
0.000% due 01/01/2017 (d)		57,600	14,528
France Government International Bond
0.250% due 07/25/2018 (e)	EUR	102	121
2.250% due 07/25/2020		1,562	2,045
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (e)		199	240
2.100% due 09/15/2021 (e)		4,323	5,538
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	53,334	3,273
4.000% due 11/08/2046 (e)		10,174	624
4.500% due 11/22/2035 (e)		32,133	2,115
New Zealand Government International
2.000% due 09/20/2025 (e)	NZD	931	648
Republic of Germany
0.750% due 04/15/2018 (e)(i)	EUR	3,142	3,713
1.750% due 04/15/2020		5,071	6,424

104	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
5.250% due 02/18/2024		$1,900	$2,133
5.850% due 05/10/2023		2,600	3,004
United Kingdom Gilt
0.125% due 03/22/2024 (e)(i)	GBP	20,331	32,264
1.125% due 11/22/2037 (e)		2,688	5,780
1.875% due 11/22/2022 (e)		7,049	12,352

Total Sovereign Issues (Cost $119,777)			120,013

		SHARES
COMMON STOCKS 8.2%

CONSUMER DISCRETIONARY 0.2%
Carmike Cinemas, Inc. (b)		404	12
SFX Entertainment, Inc. (b)		23,989	1
Tumi Holdings, Inc. (b)(k)		65,642	1,761

			1,774

ENERGY 0.4%
Columbia Pipeline Group, Inc.		121,970	3,061

FINANCIALS 5.5%
Bank of America Corp.		343,115	4,639
Citigroup, Inc.		112,326	4,690
Fidelity & Guaranty Life (k)		155,163	4,072
Fifth Third Bancorp		275,495	4,598
JPMorgan Chase & Co.		79,203	4,690
M&T Bank Corp.		42,081	4,671
PNC Financial Services Group, Inc. (k)		55,554	4,698
U.S. Bancorp (k)		115,522	4,689
Wells Fargo & Co. (k)		96,339	4,659

			41,406

HEALTH CARE 0.8%
Affymetrix, Inc. (b)		209,744	2,938
Alere, Inc. (b)(k)		55,595	2,814

			5,752

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.8%
Atmel Corp.	335,684	$2,726
Newport Corp. (b)	137,503	3,162

		5,888

MATERIALS 0.5%
Airgas, Inc. (k)	28,556	4,045

UTILITIES 0.0%
Questar Corp.	12,733	316

Total Common Stocks (Cost $65,850)		62,242

EXCHANGE-TRADED FUNDS 4.1%
iShares MSCI EAFE ETF	322,629	18,432
Vanguard FTSE Emerging Markets ETF	372,704	12,888

Total Exchange-Traded Funds (Cost $36,205)		31,320

SHORT-TERM INSTRUMENTS 9.8%

REPURCHASE AGREEMENTS (h) 6.7%
		50,777

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 3.1%
0.259% due 04/07/2016 - 04/21/2016 (c)(d)(n)†	$23,171	23,170

Total Short-Term Instruments (Cost $73,945)		73,947

Total Investments in Securities (Cost $689,675)		687,874

	SHARES
INVESTMENTS IN AFFILIATES 40.7%

MUTUAL FUNDS (g) 35.1%
PIMCO Capital Securities and Financials Fund	558,182	5,269

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Corporate Bond Fund	2,047	$20
PIMCO Income Fund	12,361,078	145,490
PIMCO Mortgage Opportunities Fund	2,056,955	22,503
PIMCO RAE Fundamental PLUS Fund	2,649,648	15,713
PIMCO StocksPLUS® Fund	8,075,451	69,045
PIMCO TRENDS Managed Futures Strategy Fund	764,128	7,511

Total Mutual Funds (Cost $278,428)		265,551

EXCHANGE-TRADED FUNDS 2.3%
PIMCO Diversified Income Active Exchange-Traded Fund	131,043	6,131
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	260,000	10,897

Total Exchange-Traded Funds (Cost $19,046)		17,028

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%
PIMCO Short-Term Floating NAV Portfolio III	2,482,624	24,531

Total Short-Term Instruments (Cost $24,529)		24,531

Total Investments in Affiliates (Cost $322,003)		307,110

Total Investments 131.6% (Cost $1,011,678)		$994,984

Financial Derivative Instruments (j)(m) 0.6% (Cost or Premiums, net $22,494)		4,905

Other Assets and Liabilities, net (32.2%)		(244,009)

Net Assets 100.0%		$755,880

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund II, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	105

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.460% †	03/31/2016	04/01/2016	$10,800	U.S. Treasury Notes 1.750% due 05/15/2023	$(11,048)	$10,800	$10,800
DEU	0.470 †	03/31/2016	04/01/2016	7,000	U.S. Treasury Bonds 3.750% due 11/15/2043	(7,167)	7,000	7,000
SAL	0.500 †	03/31/2016	04/01/2016	2,700	U.S. Treasury Notes 1.625% due 11/30/2020	(2,765)	2,700	2,700
SGY	0.440 †	03/31/2016	04/01/2016	28,700	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2023	(29,339)	28,700	28,701
SSB	0.010 †	03/31/2016	04/01/2016	1,577	U.S. Treasury Notes 2.250% due 07/31/2021	(1,613)	1,577	1,577

Total Repurchase Agreements						$(51,932)	$50,777	$50,778

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.550%	01/19/2016	04/15/2016	$ (19,581)	$(19,603)
	0.590	02/08/2016	04/08/2016	(2,972)	(2,975)
	0.600	02/05/2016	04/05/2016	(5,196)	(5,201)
	0.600	03/04/2016	04/11/2016	(1,642)	(1,643)
GRE	0.660	02/23/2016	04/22/2016	(10,975)	(10,983)
	0.660	02/24/2016	04/22/2016	(6,037)	(6,041)
	0.680	02/25/2016	04/07/2016	(725)	(725)
	0.710	03/10/2016	04/11/2016	(3,469)	(3,470)
	0.710	03/11/2016	04/04/2016	(2,495)	(2,496)
	0.710	03/21/2016	04/11/2016	(2,631)	(2,631)
	0.710	03/22/2016	04/11/2016	(10,728)	(10,730)
IND	0.600	01/22/2016	04/22/2016	(4,088)	(4,093)
	0.600	03/04/2016	05/18/2016	(22,432)	(22,443)
	0.600	03/18/2016	04/18/2016	(4,698)	(4,699)
	0.640	01/06/2016	07/06/2016	(36,943)	(36,999)
	0.720	01/21/2016	04/21/2016	GBP (4,620)	(6,645)
JPS	0.130	03/16/2016	04/15/2016	$ (1,250)	(1,250)
	0.650	02/11/2016	04/11/2016	(3,197)	(3,200)
SCX	0.620	01/14/2016	05/13/2016	(3,085)	(3,089)
	0.640	01/14/2016	05/13/2016	(9,259)	(9,272)
	0.650	02/05/2016	04/05/2016	(13,088)	(13,101)
	0.660	02/05/2016	04/05/2016	(4,744)	(4,749)

Total Reverse Repurchase Agreements					$(176,038)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.300)%	01/12/2016	04/12/2016	EUR	(3,293)	$(3,739)
MYI	0.729	01/21/2016	04/21/2016	GBP	(16,164)	(23,235)

Total Sale-Buyback Transactions						$(26,974)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(216,850) at a weighted average interest rate of 0.258%.
(3)	Payable for sale-buyback transactions includes $(15) of deferred price drop.

106	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(i)	Securities with an aggregate market value of $208,073 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Fund
Global/Master Repurchase Agreement
BSN	$0	$(29,422)	$0	$(29,422)	$29,676	$254
GRE	0	(37,076)	0	(37,076)	37,059	(17)
IND	0	(74,879)	0	(74,879)	75,001	122
JPS	0	(4,450)	0	(4,450)	4,400	(50)
SCX	0	(30,211)	0	(30,211)	29,938	(273)
SGY	0	0	0	0	(63)	(63)
SSB	842	0	0	842	(862)	(20)

Master Securities Forward Transaction Agreement
BPS	0	0	(3,739)	(3,739)	3,713	(26)
MYI	0	0	(23,235)	(23,235)	23,503	268

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	10,800	0	0	10,800	(11,048)	(248)
DEU	7,000	0	0	7,000	(7,167)	(167)
SAL	2,700	0	0	2,700	(2,765)	(65)
SGY	28,701	0	0	28,701	(29,340)	(639)
SSB	735	0	0	735	(751)	(16)

Total Borrowings and Other Financing Transactions	$50,778	$(176,038)	$(26,974)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(97,590)	$(34,804)	$(36,999)	$(169,393)
Sovereign Issues	0	(6,645)	0	0	(6,645)

Total	$0	$(104,235)	$(34,804)	$(36,999)	$(176,038)

Sale-Buyback Transactions
Sovereign Issues	0	(26,974)	0	0	(26,974)

Total	$0	$(26,974)	$0	$0	$(26,974)

Total Borrowings	$0	$(131,209)	$(34,804)	$(36,999)	$(203,012)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(203,012)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$112.500	05/20/2016	125	$1	$1
Call - CBOT U.S. Treasury 5-Year Note June Futures	215.000	05/20/2016	119	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.500	05/20/2016	404	3	6

				$5	$7

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	107

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,045.000	06/17/2016	70	$322	$404
Call - OSE Nikkei 225 Index	17,875.000	05/13/2016	250	324	195

				$646	$599

Total Purchased Options				$651	$606

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,950.000	05/20/2016	37	$(89)	$(50)
Put - CBOE Volatility S&P 500 Index	17.000	06/15/2016	733	(81)	(114)
Put - CBOE Volatility S&P 500 Index	20.000	06/15/2016	1,400	(361)	(504)
Call - EUREX EURO STOXX 50 Index	3,200.000	05/20/2016	232	(44)	(30)
Put - OSE Nikkei 225 Index	15,625.000	05/13/2016	250	(355)	(303)

				$(930)	$(1,001)

Total Written Options				$(930)	$(1,001)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin (4)
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	64	$(14)	$1	$0
90-Day Eurodollar December Futures	Short	12/2017	64	25	0	(6)
Aluminum July Futures †	Short	07/2016	93	(91)	0	0
Arabica Coffee September Futures †	Short	09/2016	24	(1)	0	(5)
Brent Crude August Futures †	Long	06/2016	14	(8)	3	0
Brent Crude June Futures †	Short	04/2016	92	(14)	0	(20)
Call Options Strike @ USD 45.000 on Brent Crude June Futures †	Short	04/2016	14	4	1	0
Call Options Strike @ USD 46.000 on Brent Crude June Futures †	Short	04/2016	4	1	0	0
Chicago Ethanol (Platts) December Futures †	Long	12/2016	9	(10)	0	(8)
Chicago Ethanol (Platts) May Futures †	Long	05/2016	2	3	0	(2)
Cocoa September Futures †	Long	09/2016	105	(28)	0	(27)
Copper July Futures †	Long	07/2016	30	(77)	0	0
Corn December Futures †	Short	12/2016	20	20	15	0
Corn July Futures †	Short	07/2016	149	178	117	0
Corn May Futures †	Short	05/2016	5	4	4	0
E-mini S&P 500 Index June Futures	Long	06/2016	571	924	14	(106)
Euro STOXX 50 June Futures	Long	06/2016	1,906	(1,091)	889	(802)
Euro-Bobl June Futures	Short	06/2016	75	0	1	(1)
Euro-BTP Italy Government Bond June Futures	Long	06/2016	39	116	12	(1)
Euro-Bund 10-Year Bond June Futures	Short	06/2016	24	16	7	(2)
FTSE 100 Index June Futures	Long	06/2016	186	154	290	(92)
Gas Oil July Futures †	Short	07/2016	44	29	0	(14)
Gold 100 oz. August Futures †	Long	08/2016	10	(28)	7	0
Gold 100 oz. June Futures †	Short	06/2016	156	248	0	(109)
Hang Seng China Enterprises Index April Futures	Long	04/2016	78	133	151	(17)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	8	3	0	(2)
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	10	(3)	0	(2)
Lead July Futures †	Long	07/2016	27	(51)	0	0
Mini MSCI Emerging Markets Index June Futures	Long	06/2016	810	1,305	0	(28)
Natural Gas July Futures †	Short	06/2016	82	(102)	58	0
New York Harbor ULSD July Futures †	Short	06/2016	31	31	0	(15)
Nickel July Futures †	Long	07/2016	22	(28)	0	0
Nikkei 225 Index June Futures	Long	06/2016	134	67	0	(170)
Nikkei 400 Index June Futures	Long	06/2016	2,120	353	0	(527)
Platinum July Futures †	Long	07/2016	312	414	176	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	2,055	44	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	2,055	(220)	0	(9)
Put Options Strike @ USD 35.000 on Brent Crude June Futures †	Short	04/2016	14	1	1	0
Put Options Strike @ USD 36.000 on Brent Crude June Futures †	Short	04/2016	4	0	1	0
S&P/Toronto Stock Exchange 60 June Futures	Long	06/2016	67	(12)	56	(20)
Silver July Futures †	Short	07/2016	11	(29)	0	(14)

108	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin (4)
					Asset	Liability
Soybean July Futures †	Short	07/2016	1	$(3)	$0	$0
Sugar No. 11 July Futures †	Long	06/2016	52	(14)	0	(30)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	84	35	18	0
U.S. Treasury 10-Year Note June Futures	Short	06/2016	467	(205)	0	(175)
U.S. Treasury 30-Year Bond June Futures	Short	06/2016	3	(2)	0	(3)
Wheat July Futures †	Short	07/2016	89	(5)	0	(41)
WTI Crude August Futures †	Short	07/2016	16	0	0	(3)
WTI Crude July Futures †	Short	06/2016	1	1	0	0
Zinc July Futures †	Long	07/2016	14	(7)	0	0

Total Futures Contracts				$2,066	$1,822	$(2,251)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	12/20/2020	$99,800	$(533)	$36	$6	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.500%	12/17/2020	CAD	7,200	$(149)	$(29)	$8	$0
Pay	3-Month CAD-Bank Bill *	2.200	06/16/2026		7,000	340	42	0	(25)
Receive	3-Month USD-LIBOR †	0.680	09/14/2016	$	17,800	(31)	(31)	0	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		86,200	(3,830)	(742)	0	(145)
Pay	3-Month USD-LIBOR *	2.000	06/15/2021		2,200	82	25	4	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		44,900	2,810	2,498	108	0
Receive	3-Month USD-LIBOR *	3.000	09/16/2025		36,800	(1,529)	(1,419)	0	(77)
Receive	3-Month USD-LIBOR	2.225	09/16/2025		3,400	(185)	(185)	0	(12)
Receive	3-Month USD-LIBOR *	2.800	10/28/2025		73,700	(2,320)	(2,025)	0	(151)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		11,400	(997)	(1,170)	0	(43)
Receive	3-Month USD-LIBOR *	2.500	02/22/2026		71,200	(1,108)	(880)	0	(140)
Receive	3-Month USD-LIBOR *	2.400	03/16/2026		36,200	(384)	(248)	0	(71)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		29,800	(1,559)	(1,151)	0	(111)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		7,600	(617)	65	0	(53)
Pay	3-Month USD-LIBOR *	2.500	06/15/2046		7,600	569	(207)	53	0
Receive	6-Month AUD-BBR-BBSW	3.000	12/17/2020	AUD	4,300	(105)	(24)	0	(13)
Pay	6-Month AUD-BBR-BBSW *	2.750	06/17/2026		4,200	34	37	25	0
Receive	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	380	2	(1)	0	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		36,280	505	416	0	(63)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018	GBP	56,700	(262)	(131)	0	(52)
Receive	6-Month GBP-LIBOR *	2.340	01/13/2026		1,700	(61)	(40)	0	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		13,420	(49)	(149)	0	(25)
Pay	6-Month JPY-LIBOR	0.250	09/18/2020	JPY	352,600	48	5	0	(2)
Pay	6-Month JPY-LIBOR	1.000	09/18/2023		1,780,000	1,143	504	0	(30)
Pay	6-Month JPY-LIBOR	1.000	03/20/2024		1,220,000	814	344	0	(23)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026		317,500	(40)	(8)	8	0
Pay	6-Month JPY-LIBOR	1.500	12/20/2044		1,120,000	2,406	2,159	0	(79)
Receive	28-Day MXN-TIIE	5.780	09/29/2022	MXN	61,300	(32)	4	5	0
Pay	28-Day MXN-TIIE	5.910	11/25/2022		85,100	75	76	9	0

						$(4,430)	$(2,265)	$220	$(1,115)

Total Swap Agreements						$(4,963)	$(2,229)	$226	$(1,115)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	109

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(k)	Securities with an aggregate market value of $24,361 and cash of $1 have been pledged as collateral as of March 31, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(l)	Securities with an aggregate market value of $15,981 and cash of $10,706 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Fund (5)	$606	$1,441	$226	$2,273	$(1,001)	$(1,961)	$(1,115)	$(4,077)
PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary) (5)	0	383	0	383	0	(292)	0	(292)

Total Exchange-Traded or Centrally Cleared	$606	$1,824	$226	$2,656	$(1,001)	$(2,253)	$(1,115)	$(4,369)

(4)	Unsettled variation margin asset of $2 and liability of $(2) for closed futures is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2016		AUD	15,428	$		11,571	$0	$(255)
	04/2016	$		1,002		JPY	112,930	2	0
	05/2016		INR	182,465	$		2,610	0	(125)
	05/2016	$		11,555		AUD	15,428	255	0
	05/2016			692		IDR	9,541,993	30	0

BOA	04/2016		BRL	4,324	$		1,215	12	0
	04/2016		CHF	155			155	0	(6)
	04/2016		DKK	18,778			2,851	0	(17)
	04/2016		NZD	940			628	0	(22)
	04/2016		SEK	1,980			232	0	(12)
	04/2016	$		11,921		AUD	16,663	852	0
	04/2016			1,154		BRL	4,324	49	0
	04/2016			1,000		EUR	907	32	0
	04/2016			35,569		JPY	3,982,541	0	(183)
	05/2016			2,853		DKK	18,778	17	0
	05/2016			21,666		INR	1,477,797	483	0
	05/2016			1,579		TWD	52,825	64	0
	05/2016			1,553		ZAR	23,304	14	0
	10/2016		BRL	17,400	$		4,415	0	(178)
	04/2017		DKK	3,372			511	0	(12)

BPS	04/2016		BRL	5,959			1,675	17	0
	04/2016	$		1,589		BRL	5,960	68	0
	04/2016			1,203		EUR	1,096	44	0
	05/2016			780		MYR	3,395	96	0
	10/2016		BRL	4,300	$		1,036	0	(99)
	01/2017			9,200			2,119	0	(252)

BRC	05/2016	$		1,900		CNY	12,725	64	0
	05/2016			6,699		MXN	118,163	113	(1)

CBK	04/2016		BRL	2,881	$		810	8	0
	04/2016		CAD	18,192			13,807	0	(200)
	04/2016		EUR	14,489			16,026	0	(461)
	04/2016	$		794		BRL	2,881	8	0
	04/2016			14,808		CAD	20,480	961	0
	04/2016			24,634		EUR	22,262	698	0
	04/2016			6,337		GBP	4,475	90	0
	04/2016			1,911		JPY	215,544	4	0
	05/2016		EUR	4,935	$		5,620	0	0
	05/2016		MXN	124,367			7,063	0	(105)
	05/2016	$		13,808		CAD	18,192	200	0
	05/2016			655		EUR	578	3	0
	05/2016			1,003		ILS	3,902	36	0

110	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016	$		5,866		RUB	408,250	$139	$0
	05/2016		ZAR	22,252	$		1,446	0	(50)
	07/2016		BRL	8,000			2,136	0	(33)
	10/2016			3,300			800	0	(72)
	10/2016		CNH	101,406			15,575	40	0
	01/2017			4,994			719	0	(42)

DUB	04/2016		CHF	532			540	0	(13)
	04/2016		DKK	5,322			788	0	(25)
	04/2016	$		15,239		CHF	15,125	490	0
	05/2016		MXN	149,266	$		8,599	0	(5)
	05/2016	$		411		PLN	1,630	26	0
	05/2016			2,191		SGD	3,064	82	0
	05/2016			676		THB	24,095	8	0
	01/2017		BRL	11,200	$		2,588	0	(297)

FBF	05/2016	$		306		KRW	369,158	16	0

GLM	04/2016		AUD	591	$		424	0	(29)
	04/2016		BRL	12,030			3,380	35	0
	04/2016		EUR	4,309			4,758	0	(145)
	04/2016		GBP	881			1,229	0	(36)
	04/2016		JPY	300,600			2,680	9	0
	04/2016		NOK	6,650			785	0	(19)
	04/2016	$		3,007		BRL	12,030	339	0
	04/2016			2,891		EUR	2,622	92	0
	04/2016			6,908		GBP	4,924	164	0
	04/2016			1,678		JPY	191,118	20	0
	04/2016			4,254		SEK	36,155	200	0
	05/2016		HUF	1,508	$		5	0	0
	05/2016		KRW	1,181,190			985	0	(45)
	05/2016	$		6,479		HKD	50,455	27	0
	05/2016			1		KRW	1,206	0	0
	05/2016			784		NOK	6,650	19	0
	05/2016			8,801		TWD	294,129	350	0
	01/2017		BRL	20,300	$		4,749	0	(480)

HUS	04/2016			27,264			7,567	0	(16)
	04/2016		CHF	1,387			1,402	0	(40)
	04/2016		GBP	8,563			12,213	0	(85)
	04/2016	$		7,661		BRL	27,264	0	(78)
	05/2016			7,512			27,264	11	0
	05/2016			8,127		KRW	9,803,367	420	0
	05/2016			2,315		TWD	77,899	108	0
	07/2016		BRL	6,600	$		1,763	0	(27)

JPM	04/2016			9,002			2,700	196	0
	04/2016		CAD	2,288			1,680	0	(82)
	04/2016		GBP	4,113			5,883	0	(24)
	04/2016		JPY	384,000			3,383	0	(29)
	04/2016		NOK	3,345			384	0	(20)
	04/2016	$		2,515		BRL	9,002	7	(18)
	04/2016			2,085		EUR	1,904	82	0
	04/2016			1,543		JPY	174,500	7	0
	05/2016		INR	486,848	$		6,991	0	(306)
	05/2016		KRW	17,208,801			14,302	0	(701)
	05/2016		TRY	445			152	0	(4)
	05/2016	$		5,603		KRW	6,750,351	282	0
	05/2016			3,744		TWD	125,548	162	0
	10/2016		BRL	50,600	$		12,339	0	(1,018)
	01/2017			16,900			3,976	0	(378)

MSB	04/2016			10,931			2,987	24	(77)
	04/2016		CHF	13,051			13,388	0	(185)
	04/2016	$		2,748		BRL	10,931	292	0
	04/2016			3,551		DKK	24,100	129	0
	04/2016			1,183		EUR	1,078	44	0
	05/2016			13,405		CHF	13,051	185	0

RBC	05/2016		HKD	5,088	$		655	0	(1)

SCX	04/2016		AUD	644			459	0	(34)
	04/2016		JPY	3,992,032			35,425	0	(46)
	04/2016	$		5,676		GBP	4,078	181	0
	04/2016			363		NZD	551	18	0
	04/2016			583		RUB	44,160	73	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	111

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		INR	240,601	$		3,448	$0	$(158)
	05/2016		TWD	495,178			14,839	0	(567)
	05/2016	$		36,358		JPY	4,094,232	51	0
	09/2016		CNH	17,598	$		2,670	0	(30)
	01/2017			61,721			8,952	0	(457)

SOG	05/2016			49,714			7,576	0	(100)
	05/2016		RUB	534,318			7,735	0	(124)
	05/2016	$		305		PHP	14,667	13	0

TOR	01/2017		BRL	11,100	$		2,538	0	(322)

UAG	04/2016		EUR	10,630			11,903	0	(192)
	04/2016		SEK	34,175			4,133	0	(76)
	04/2016	$		1,148		NOK	9,995	60	0
	05/2016		HKD	1,077	$		138	0	(1)
	05/2016		INR	530,159			7,617	0	(329)
	05/2016	$		11,914		EUR	10,630	193	0
	05/2016			4,168		KRW	5,021,606	210	0
	05/2016			4,137		SEK	34,175	76	0
	10/2016		CNH	148,036	$		22,815	138	0

Total Forward Foreign Currency Contracts								$9,238	$(8,744)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 1,929.200	10Y USD CMS 2.277	02/01/2017	$ 21	$729	$184
	Put - OTC S&P 500 Index U&I @ 1,957.950	10Y USD CMS 2.643	11/18/2016	31	761	36

JPM	Put - OTC EURO STOXX 50 Index D&I @ 3,378.790	EURUSD 1.020	11/18/2016	EUR 18	759	173

					$2,249	$393

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC USD versus CNH	CNH	6.244	05/12/2016	$55,006	$254	$18

JPM	Call - OTC USD versus CAD	CAD	1.725	04/08/2016	25,000	2	0

						$256	$18

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 181,300	$3,141	$442

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016	347,400	118	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200	07/29/2016	52,900	2,290	0

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018	13,500	921	799

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/29/2016	129,500	104	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016	127,000	40	12
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	741,200	249	30

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	124,100	4,913	943

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/06/2016	62,000	57	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/23/2016	153,600	284	34
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/24/2016	151,800	272	35
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	231,400	4,880	564
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	148,950	6,339	1,132
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018	10,100	929	808
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018	3,000	300	245
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018	3,000	314	254
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019	11,900	1,123	1,075

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/11/2016	320,800	273	0

RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	196,300	63	8

							$26,610	$6,382

112	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC EURO STOXX Banks Index	110.000	05/20/2016	EUR	65	$103	$104

Total Purchased Options						$29,218	$6,897

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$	2,200	$(5)	$0

BRC	Call - OTC CDX.IG-25 5-Year Index	Buy	0.900	04/20/2016		4,400	(4)	(7)
	Call - OTC CDX.IG-25 5-Year Index	Buy	0.950	04/20/2016		2,400	(3)	(7)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016		2,200	(4)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		2,200	(5)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		4,000	(8)	(1)
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600	06/15/2016	EUR	9,000	(14)	(9)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016		9,000	(15)	(16)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016	$	2,400	(5)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		4,400	(8)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		3,600	(9)	(1)

FBF	Call - OTC CDX.IG-25 5-Year Index	Buy	0.900	04/20/2016		2,200	(2)	(3)

MYC	Call - OTC CDX.IG-25 5-Year Index	Buy	0.950	04/20/2016		4,400	(5)	(13)

							$ (87)	$(57)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC EUR versus USD	$1.100	05/03/2016	EUR	7,540	$(35)	$(12)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	12,000	$(106)	$(2)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016		2,900	(2)	0

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	7,200	(328)	(90)

JPM	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020	$	8,600	0	61
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		8,600	0	22
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		11,700	(132)	(121)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		5,200	(96)	(66)

							$(664)	$(196)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$ 67,500	$(950)	$(830)

FBF	Call - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.500	06/23/2016	101,400	(182)	(256)
	Put - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.100	06/23/2016	101,400	(123)	(51)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	46,900	(931)	(748)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	14,000	(301)	(233)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	14,000	(315)	(240)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	56,100	(1,125)	(1,056)

							$(3,927)	$(3,414)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	113

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC Platgold Spread June Future †	$220.000	05/31/2016	$1	$(4)	$(6)
	Put - OTC Platgold Spread June Future †	320.000	05/31/2016	1	(4)	(3)
	Call - OTC Platgold Spread June Future †	210.000	06/24/2016	49	(6)	(7)
	Put - OTC Platgold Spread June Future †	310.000	06/24/2016	50	(7)	(6)

					$(21)	$ (22)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC EURO STOXX Banks Index	115.000	05/20/2016	EUR	65	$(37)	$(37)

MYI	Call - OTC IBOV Index	55,000.000	04/13/2016	BRL	0	(63)	(9)

						$(100)	$(46)

Total Written Options						$(4,834)	$(3,747)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in CHF		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in HKD		Premiums
Balance at Beginning of Period	5,090	$273,379	AUD	0	BRL	60	CHF	0	EUR	58,720	GBP	0	HKD	0	$(13,038)
Sales	46,271	1,437,945		28,191		346		1		248,955		109,900		2,505	(25,400)
Closing Buys	(21,976)	(528,988)		(28,189)		(345)		(1)		(104,990)		(17,400)		0	18,619
Expirations	(26,626)	(348,142)		(2)		(61)		0		(124,750)		(4,500)		(2,505)	11,461
Exercised	(107)	(349,393)		0		0		0		(45,130)		(88,000)		0	2,594

Balance at End of Period	2,652	$484,801	AUD	0	BRL	0	CHF	0	EUR	32,805	GBP	0	HKD	0	$(5,764)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Receive	EURMARGIN CAL16 †	$5.700	12/31/2016	27,000	$7	$0	$7	$0
	Pay	GOLDLNPM Index †	1,091.950	01/06/2017	500	0	(74)	0	(74)
	Receive	PLTMLNPM Index †	845.000	01/06/2017	500	0	68	68	0

JPM	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	72,000	0	(49)	0	(49)

MYC	Receive	EURMARGIN CAL16 †	5.900	12/31/2016	405,000	0	24	24	0
	Receive	EURMARGIN CAL16 †	5.950	12/31/2016	306,000	0	3	3	0

						$7	$(28)	$102	$(123)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Altria Group, Inc.	(1.000)%	06/20/2021	0.311%	$900	$(31)	$(1)	$0	$(32)
	Kraft Heinz Foods Co.	(1.000)	09/20/2020	0.372	700	(18)	(2)	0	(20)

JPM	Boston Scientific Corp.	(1.000)	06/20/2020	0.375	2,100	(44)	(11)	0	(55)
	Cigna Corp.	(1.000)	03/20/2021	0.287	200	(6)	(1)	0	(7)
	Kinder Morgan Energy Partners LP	(1.000)	03/20/2020	2.093	400	27	(11)	16	0

MYC	Kinder Morgan Energy Partners LP	(1.000)	03/20/2019	1.774	300	13	(6)	7	0
	Pioneer Natural Resources Co.	(1.000)	06/20/2018	0.768	400	8	(10)	0	(2)

						$(51)	$(42)	$23	$(116)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.734%	EUR	160	$(1)	$1	$0	$0

BPS	U.S. Treasury Notes	0.250	06/20/2016	0.110		5,200	(53)	55	2	0

114	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Italy Government International Bond	1.000%	12/20/2016	0.295%	$	6,900	$(37)	$74	$37	$0

CBK	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.504		20,500	(381)	561	180	0
	Indonesia Government International Bond	1.000	12/20/2019	1.423		4,000	(96)	37	0	(59)

DUB	Indonesia Government International Bond	1.000	12/20/2019	1.423		6,100	(139)	48	0	(91)
	Italy Government International Bond	1.000	12/20/2016	0.295		6,900	(34)	72	38	0
	Spain Government International Bond	1.000	12/20/2016	0.214		6,900	(6)	48	42	0

MYC	Spain Government International Bond	1.000	12/20/2016	0.214		9,400	(4)	61	57	0

							$(751)	$957	$356	$(150)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (6)
							Asset	Liability
GST	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$2,500	$(132)	$20	$0	$(112)

MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	11,900	(618)	83	0	(535)

					$ (750)	$103	$0	$(647)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.350%	08/15/2030		GBP	6,700	$(24)	$578	$554	$0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025	$		300	0	0	0	0

BPS	Receive	1-Year BRL-CDI	15.700	01/02/2017		BRL	289,700	(139)	(1,270)	0	(1,409)
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017		EUR	1,500	0	(14)	0	(14)

CBK	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016			3,900	0	(30)	0	(30)
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018			1,200	(2)	(13)	0	(15)
	Receive	3-Month EUR-EXT-CPI Index	0.640	09/15/2018			900	0	(11)	0	(11)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018			1,600	0	(18)	0	(18)
	Pay	3-Month EUR-FR-CPI Index	1.675	06/15/2025			6,100	0	550	550	0

DUB	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017			2,100	0	(21)	0	(21)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017			700	0	(7)	0	(7)
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018			1,600	0	(17)	0	(17)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018			3,700	2	(44)	0	(42)
	Receive	3-Month USD-CPURNSA Index	1.480	11/20/2016	$		4,200	0	(76)	0	(76)
	Receive	3-Month USD-CPURNSA Index	1.473	11/21/2016			8,400	0	(150)	0	(150)

FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030		GBP	700	0	67	67	0
	Receive	3-Month EUR-EXT-CPI Index	0.615	09/15/2018		EUR	1,800	0	(20)	0	(20)

GLM	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018			1,100	0	(13)	0	(13)

JPM	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017			3,000	0	(30)	0	(30)

MYC	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		GBP	28,700	93	2,857	2,950	0

RYL	Receive	3-Month USD-CPURNSA Index	1.550	11/05/2016	$		15,800	0	(314)	0	(314)

SOG	Receive	3-Month EUR-EXT-CPI Index	0.680	10/15/2018		EUR	1,200	1	(16)	0	(15)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	115

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
UAG	Receive	3-Month EUR-EXT-CPI Index	0.525%	10/15/2017		EUR	6,200	$3	$(56)	$0	$(53)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018			2,100	0	(23)	0	(23)
	Pay	3-Month USD-CPURNSA Index	2.063	05/12/2025	$		22,600	0	689	689	0

								$(66)	$2,598	$4,810	$(2,278)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	KOSPI Index	18,500,000	3-Month USD-LIBOR less a specified spread	06/09/2016		KRW	4,371,875	$104	$104	$0
	Receive	TWSE Index	6,000	1-Month USD-LIBOR less a specified spread	04/20/2016		TWD	52,462	(5)	0	(5)

FBF	Receive	SMI Index	820	3-Month USD-LIBOR less a specified spread	06/17/2016		CHF	6,454	(171)	0	(171)
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$		5,409	(38)	0	(38)

									$(110)	$104	$(214)

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	SPGCCLP Index (8)	8.851%	06/16/2017	$1,457	$0	$122	$122	$0
	Receive	SPGCCLP Index (8)	9.303	06/16/2017	1,475	0	117	117	0

GST	Pay	GOLDLNPM Index (8)†	7.023	07/29/2020	6,604	0	130	130	0
	Pay	GOLDLNPM Index (8)†	7.840	09/09/2020	357	0	5	5	0
	Pay	SPGCCLP Index (8)	11.834	06/16/2017	1,475	0	(80)	0	(80)
	Pay	SPGCCLP Index (8)	12.076	06/16/2017	1,457	0	(75)	0	(75)

JPM	Pay	GOLDLNPM Index (8)†	11.156	05/07/2020	5,838	0	282	282	0
	Pay	GOLDLNPM Index (8)†	9.000	07/24/2020	3,167	0	82	82	0

SOG	Pay	Nikkei 225 Index (8)	0.000	12/09/2016	7,936,424	0	524	524	0

						$0	$1,107	$1,262	$(155)

Total Swap Agreements						$(1,611)	$4,585	$6,657	$(3,683)

(8)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(n)	Securities with an aggregate market value of $6,006 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (9)
PIMCO Global Multi-Asset Fund
AZD	$287	$0	$0	$287	$(380)	$0	$0	$(380)	$(93)	$0	$(93)
BOA	1,523	442	897	2,862	(430)	0	(5)	(435)	2,427	(2,310)	117
BPS	225	0	2	227	(351)	0	(1,423)	(1,774)	(1,547)	1,632	85
BRC	177	0	37	214	(1)	(40)	0	(41)	173	(130)	43
CBK	2,187	1	730	2,918	(963)	(3)	(133)	(1,099)	1,819	(1,711)	108
DUB	606	1,123	80	1,809	(340)	(867)	(404)	(1,611)	198	(550)	(352)
FBF	16	0	67	83	0	(310)	(281)	(591)	(508)	1,232	724
GLM	1,255	60	0	1,315	(754)	(90)	(13)	(857)	458	(640)	(182)
GST	0	0	0	0	0	0	(267)	(267)	(267)	305	38
HUS	539	0	0	539	(246)	0	0	(246)	293	(460)	(167)
JPM	736	1,116	16	1,868	(2,580)	(116)	(92)	(2,788)	(920)	825	(95)
MEI	0	0	0	0	0	0	(535)	(535)	(535)	558	23
MSB	674	0	0	674	(262)	0	0	(262)	412	(330)	82

116	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (9)
MYC	$0	$4,147	$3,014	$7,161	$0	$(2,290)	$(2)	$(2,292)	$4,869	$(5,546)	$(677)
MYI	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RYL	0	8	0	8	0	0	(314)	(314)	(306)	261	(45)
SCX	323	0	0	323	(1,292)	0	0	(1,292)	(969)	922	(47)
SOG	13	0	524	537	(224)	0	(15)	(239)	298	(330)	(32)
TOR	0	0	0	0	(322)	0	0	(322)	(322)	0	(322)
UAG	677	0	689	1,366	(598)	0	(76)	(674)	692	(870)	(178)

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
BPS	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
GST	0	0	210	210	0	0	(74)	(74)	136	0	136
JPM	0	0	364	364	0	0	(49)	(49)	315	(260)	55
MYC	0	0	27	27	0	0	0	0	27	(114)	(87)

Total Over the Counter	$9,238	$6,897	$6,657	$22,792	$(8,744)	$(3,747)	$(3,683)	$(16,174)

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$599	$0	$7	$606
Futures	383	0	1,400	0	41	1,824
Swap Agreements	0	6	0	0	220	226

	$383	$6	$1,999	$0	$268	$2,656

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,238	$0	$9,238
Purchased Options	0	0	497	18	6,382	6,897
Swap Agreements	840	379	628	0	4,810	6,657

	$840	$379	$1,125	$9,256	$11,192	$22,792

	$1,223	$385	$3,124	$9,256	$11,460	$25,448

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,001	$0	$0	$1,001
Futures	292	0	1,762	0	199	2,253
Swap Agreements	0	0	0	0	1,115	1,115

	$292	$0	$2,763	$0	$1,314	$4,369

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,744	$0	$8,744
Written Options	22	57	46	12	3,610	3,747
Swap Agreements	278	913	176	0	2,316	3,683

	$300	$970	$222	$8,756	$5,926	$16,174

	$592	$970	$2,985	$8,756	$7,240	$20,543

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	117

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

March 31, 2016

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(504)	$0	$(1,596)	$0	$(122)	$(2,222)
Written Options	1,262	0	3,968	0	57	5,287
Futures	(1,992)	0	(35,874)	0	(7,935)	(45,801)
Swap Agreements	0	(565)	0	0	(2,496)	(3,061)

	$(1,234)	$(565)	$(33,502)	$0	$(10,496)	$(45,797)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,219	$0	$5,219
Purchased Options	(15)	0	2,390	(283)	(1,656)	436
Written Options	(357)	130	2,049	1,082	3,145	6,049
Swap Agreements	100	17	(18,036)	24	3,656	(14,239)

	$(272)	$147	$(13,597)	$6,042	$5,145	$(2,535)

	$(1,506)	$(418)	$(47,099)	$6,042	$(5,351)	$(48,332)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$612	$0	$(1,890)	$0	$2	$(1,276)
Written Options	(739)	0	(1,204)	0	0	(1,943)
Futures	3,387	0	(398)	0	1,173	4,162
Swap Agreements	0	32	0	0	(5,909)	(5,877)

	$3,260	$32	$(3,492)	$0	$(4,734)	$(4,934)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,578)	$0	$(6,578)
Purchased Options	21	0	(5,274)	(226)	(4,369)	(9,848)
Written Options	(60)	18	(2,027)	1,463	426	(180)
Swap Agreements	497	(178)	(1,615)	15	(41)	(1,322)

	$458	$(160)	$(8,916)	$(5,326)	$(3,984)	$(17,928)

	$3,718	$(128)	$(12,408)	$(5,326)	$(8,718)	$(22,862)

Fair Valuation Measurements

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,420	$0	$3,420
Corporate Bonds & Notes
Banking & Finance	0	56,056	0	56,056
Industrials	0	5,431	0	5,431
Utilities	0	499	0	499
U.S. Government Agencies	0	65,267	0	65,267
U.S. Treasury Obligations	0	248,923	0	248,923
Non-Agency Mortgage-Backed Securities	0	11,481	0	11,481
Asset-Backed Securities	0	9,275	0	9,275
Sovereign Issues	0	120,013	0	120,013
Common Stocks
Consumer Discretionary	1,774	0	0	1,774
Energy	3,061	0	0	3,061
Financials	41,406	0	0	41,406
Health Care	5,752	0	0	5,752
Information Technology	5,888	0	0	5,888
Materials	4,045	0	0	4,045
Utilities	316	0	0	316
Exchange-Traded Funds	31,320	0	0	31,320
Short-Term Instruments
Repurchase Agreements	0	50,777	0	50,777
U.S. Treasury Bills	0	23,170	0	23,170
	$93,562	$594,312	$0	$687,874

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Mutual Funds	$265,551	$0	$0	$265,551
Exchange-Traded Funds	17,028	0	0	17,028
Short-Term Instruments
Central Funds Used for Cash Management Purposes	24,531	0	0	24,531
	$307,110	$0	$0	$307,110

Total Investments	$400,672	$594,312	$0	$994,984

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,822	832	0	2,654
Over the counter	104	21,771	917	22,792
	$1,926	$22,603	$917	$25,446

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,251)	(2,116)	0	(4,367)
Over the counter	(37)	(16,115)	(22)	(16,174)
	$(2,288)	$(18,231)	$(22)	$(20,541)

Totals	$400,310	$598,684	$895	$999,889

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

118	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2016

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the subadviser to the PIMCO Multi-Strategy Alternative Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory

ANNUAL REPORT	MARCH 31, 2016	119

Notes to Financial Statements (Cont.)

and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively

120	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”),

ANNUAL REPORT	MARCH 31, 2016	121

Notes to Financial Statements (Cont.)

generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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March 31, 2016

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

ANNUAL REPORT	MARCH 31, 2016	123

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Multi-Strategy Alternative Fund may invest its assets in some or all of the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any funds of PIMCO ETF Trust, an affiliated investment company. The PIMCO Global Multi-Asset Fund and the PIMCO RealPath™ Funds may invest their assets in some or all of the Underlying PIMCO Funds, which, for these Funds, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds. Each of the PIMCO Global Multi Asset, PIMCO Multi-Strategy Alternative and PIMCO RealPath™ Funds is further permitted to invest in Acquired Funds, which, for these Funds, is defined to include the Underlying PIMCO Funds (as defined for each Fund) and other affiliated funds, including funds of the PIMCO ETF Trust, and unaffiliated funds, which may or not may not be registered under the Act (collectively “Acquired Funds”). Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Credit Absolute Return Fund	$5,210	$19,545	$(17,972)	$(907)	$(225)	$5,651	$371	$68
PIMCO EqS® Long/Short Fund	2,047	7,700	(4,284)	(165)	(160)	5,138	0	93
PIMCO Mortgage Opportunities Fund	4,841	22,532	(10,023)	(159)	(211)	16,980	639	0
PIMCO RAE Worldwide Long/Short PLUS Fund	1,804	8,125	(4,491)	(335)	114	5,217	175	0
PIMCO Short-Term Floating NAV Portfolio III	1,801	66,867	(59,099)	(23)	(4)	9,542	67	0
PIMCO TRENDS Managed Futures Strategy Fund	2,008	8,592	(3,891)	(368)	(128)	6,213	448	32
PIMCO Unconstrained Bond Fund	401	2,662	(2,448)	(82)	(20)	513	72	0
Totals	$18,112	$136,023	$(102,208)	$(2,039)	$(634)	$49,254	$1,772	$193

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

PIMCO RealPath™ 2020 Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$2,671	$25	$(2,330)	$(1,639)	$1,273	$0	$25	$0
PIMCO CommodityRealReturn Strategy Fund®	0	1,900	(663)	(95)	(20)	1,122	35	0
PIMCO Emerging Local Bond Fund	0	1,843	(1,946)	103	0	0	32	0
PIMCO Emerging Markets Bond Fund	2,819	75	(2,745)	(484)	335	0	75	0
PIMCO EqS Pathfinder Fund®**	1,422	0	(1,478)	40	16	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	8,227	779	(7,260)	(195)	(311)	1,240	414	17
PIMCO High Yield Fund	5,214	2,129	(2,736)	(226)	(155)	4,226	221	80
PIMCO Income Fund	0	6,789	0	0	0	6,789	0	0
PIMCO Long Duration Total Return Fund	7,231	599	(4,570)	(312)	(274)	2,674	304	125
PIMCO Long-Term Credit Fund	0	2,637	0	0	0	2,637	0	0
PIMCO Mortgage Opportunities Fund	1,242	7	(1,250)	49	(48)	0	7	0
PIMCO RAE Fundamental PLUS EMG Fund	3,860	284	(3,460)	(721)	37	0	0	0
PIMCO RAE Fundamental PLUS Fund	0	1,996	(1,710)	(286)	0	0	21	48
PIMCO Real Return Asset Fund	6,051	3,350	(3,728)	(216)	(162)	5,295	149	0

124	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

PIMCO RealPath™ 2020 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Real Return Fund	$8,944	$2,044	$(5,221)	$(525)	$385	$5,627	$65	$0
PIMCO RealEstateRealReturn Strategy Fund	3,619	2,318	(4,172)	(379)	207	1,593	316	0
PIMCO Short-Term Floating NAV Portfolio*	13	0	(13)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	2,527	49,219	(45,300)	(3)	2	6,445	20	0
PIMCO StocksPLUS® Absolute Return Fund	0	5,824	(5,235)	(589)	0	0	61	110
PIMCO StocksPLUS® Fund	9,034	12,493	(10,619)	1,184	(543)	11,549	84	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	5,089	426	(4,847)	48	(716)	0	220	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	6,552	(5,540)	(1,012)	0	0	140	5
PIMCO StocksPLUS® Small Fund	5,525	265	(4,693)	(808)	(289)	0	88	179
PIMCO Total Return Fund	17,964	1,072	(15,569)	(838)	(11)	2,618	404	330
PIMCO TRENDS Managed Futures Strategy Fund	3,015	1,098	(3,588)	(270)	(255)	0	217	10
Totals	$94,467	$103,724	$(138,673)	$(7,174)	$(529)	$51,815	$2,898	$904

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Fund was liquidated.

PIMCO RealPath™ 2025 Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$2,006	$22	$(1,702)	$(1,235)	$909	$0	$22	$0
PIMCO CommodityRealReturn Strategy Fund®	0	1,773	(661)	(89)	(7)	1,016	31	0
PIMCO Emerging Local Bond Fund	0	1,744	(1,842)	98	0	0	29	0
PIMCO Emerging Markets Bond Fund	2,257	64	(2,185)	(417)	281	0	64	0
PIMCO EqS Pathfinder Fund®*	1,346	0	(1,399)	50	3	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	4,383	695	(4,191)	(109)	(165)	613	243	10
PIMCO High Yield Fund	6,313	943	(2,926)	(183)	(311)	3,836	287	106
PIMCO Income Fund	0	4,777	0	0	0	4,777	0	0
PIMCO Long Duration Total Return Fund	5,922	693	(3,561)	(228)	(252)	2,574	263	109
PIMCO Long-Term Credit Fund	0	2,541	0	0	0	2,541	0	0
PIMCO Mortgage Opportunities Fund	984	5	(990)	33	(32)	0	6	0
PIMCO RAE Fundamental PLUS EMG Fund	4,033	72	(3,227)	(930)	52	0	0	0
PIMCO RAE Fundamental PLUS Fund	0	2,055	(1,760)	(295)	0	0	21	50
PIMCO Real Return Asset Fund	4,861	3,779	(3,260)	(199)	(80)	5,101	127	0
PIMCO Real Return Fund	4,961	1,140	(2,970)	(359)	287	3,059	43	0
PIMCO RealEstateRealReturn Strategy Fund	4,653	2,607	(5,099)	(593)	391	1,959	416	0
PIMCO Short-Term Floating NAV Portfolio III	3,917	40,720	(38,000)	(1)	2	6,638	19	0
PIMCO StocksPLUS® Fund	9,128	13,237	(10,680)	1,099	(497)	12,287	92	0
PIMCO StocksPLUS® Absolute Return Fund	0	6,082	(5,431)	(651)	0	0	65	115
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	6,809	607	(6,534)	(24)	(858)	0	287	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	6,944	(5,996)	(948)	0	0	130	5
PIMCO StocksPLUS® Small Fund	4,334	707	(4,048)	(599)	(394)	0	77	157
PIMCO Total Return Fund	6,517	1,523	(6,722)	(430)	98	986	172	143
PIMCO TRENDS Managed Futures Strategy Fund	2,725	1,187	(3,440)	(242)	(230)	0	194	9
Totals	$75,149	$93,917	$(116,624)	$(6,252)	$(803)	$45,387	$2,588	$704

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital.
*	Effective July 14, 2015, the Fund was liquidated.

ANNUAL REPORT	MARCH 31, 2016	125

Notes to Financial Statements (Cont.)

PIMCO RealPath™ 2030 Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$3,074	$32	$(2,650)	$(1,841)	$1,385	$0	$32	$0
PIMCO CommodityRealReturn Strategy Fund®	0	2,431	(903)	(131)	(22)	1,375	45	0
PIMCO Emerging Local Bond Fund	0	4,439	(4,660)	221	0	0	79	0
PIMCO Emerging Markets Bond Fund	6,583	183	(6,391)	(1,174)	799	0	184	0
PIMCO EqS Pathfinder Fund®**	2,915	0	(3,031)	21	95	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,386	619	(3,105)	(80)	(130)	690	180	7
PIMCO High Yield Fund	9,095	1,001	(4,167)	(309)	(429)	5,191	422	159
PIMCO Income Fund	0	5,912	0	0	0	5,912	0	0
PIMCO Long Duration Total Return Fund	6,920	2,290	(5,944)	(329)	(280)	2,657	368	164
PIMCO Long-Term Credit Fund	0	2,612	0	0	0	2,612	0	0
PIMCO Long-Term U.S. Government Fund	1,141	2	(1,052)	122	(213)	0	3	0
PIMCO Mortgage Opportunities Fund	1,445	8	(1,454)	48	(47)	0	8	0
PIMCO RAE Fundamental PLUS EMG Fund	5,531	980	(5,451)	(1,131)	71	0	0	0
PIMCO RAE Fundamental PLUS Fund	0	3,474	(2,976)	(498)	0	0	36	84
PIMCO Real Return Asset Fund	7,177	5,189	(6,749)	(288)	(78)	5,251	180	0
PIMCO Real Return Fund	1,279	2,009	(1,514)	(34)	54	1,794	16	0
PIMCO RealEstateRealReturn Strategy Fund	9,911	4,195	(9,677)	(934)	405	3,900	810	0
PIMCO Short-Term Floating NAV Portfolio*	15	0	(15)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	10,826	61,241	(61,300)	(1)	3	10,769	34	0
PIMCO StocksPLUS® Fund	15,475	22,106	(18,558)	1,821	(924)	19,920	147	0
PIMCO StocksPLUS® Absolute Return Fund	0	9,985	(8,726)	(1,259)	0	0	122	214
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	10,934	1,355	(10,785)	155	(1,659)	0	493	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	12,621	(10,831)	(1,790)	0	0	257	9
PIMCO StocksPLUS® Small Fund	6,609	751	(5,906)	(227)	(1,227)	0	113	233
PIMCO Total Return Fund	3,265	1,794	(4,126)	(168)	2	767	80	72
PIMCO TRENDS Managed Futures Strategy Fund	4,561	1,913	(5,684)	(403)	(387)	0	319	15
Totals	$110,142	$147,142	$(185,655)	$(8,209)	$(2,582)	$60,838	$3,928	$957

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Fund was liquidated.

PIMCO RealPath™ 2035 Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$342	$0	$(313)	$(36)	$7	$0	$0	$0
PIMCO CommoditiesPLUS® Strategy Fund	2,166	23	(1,857)	(1,426)	1,094	0	22	0
PIMCO CommodityRealReturn Strategy Fund®	0	1,843	(692)	(102)	(3)	1,046	32	0
PIMCO Emerging Local Bond Fund	0	3,597	(3,343)	153	38	445	59	0
PIMCO Emerging Markets Bond Fund	4,485	130	(4,341)	(756)	482	0	130	0
PIMCO EqS Pathfinder Fund®**	2,189	0	(2,276)	3	84	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	574	(57)	1	5	523	1	0
PIMCO High Yield Fund	3,671	1,553	(1,372)	(109)	(220)	3,523	191	76
PIMCO Income Fund	0	4,027	0	0	0	4,027	0	0
PIMCO Long Duration Total Return Fund	3,857	2,767	(5,037)	(250)	(100)	1,237	255	117
PIMCO Long-Term Credit Fund	0	1,203	0	0	0	1,203	0	0
PIMCO Long-Term U.S. Government Fund	1,399	2	(1,289)	(51)	(61)	0	4	0
PIMCO Mortgage Opportunities Fund	940	5	(946)	30	(29)	0	5	0

126	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

PIMCO RealPath™ 2035 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental PLUS EMG Fund	$4,028	$821	$(3,918)	$(983)	$52	$0	$0	$0
PIMCO RAE Fundamental PLUS Fund	0	2,802	(2,400)	(402)	0	0	29	68
PIMCO Real Return Asset Fund	3,196	5,568	(7,034)	(152)	11	1,589	126	0
PIMCO Real Return Fund	0	1,095	(56)	0	8	1,047	1	0
PIMCO RealEstateRealReturn Strategy Fund	6,404	3,378	(5,476)	(740)	449	4,015	572	0
PIMCO Short-Term Floating NAV Portfolio*	20	0	(20)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	8,113	49,231	(47,130)	(2)	3	10,215	31	0
PIMCO StocksPLUS® Fund	12,251	18,670	(14,677)	1,366	(679)	16,931	125	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	9,780	752	(9,262)	62	(1,332)	0	410	0
PIMCO StocksPLUS® Absolute Return Fund	0	8,505	(7,468)	(1,037)	0	0	97	175
PIMCO StocksPLUS® International Fund (Unhedged)	0	10,709	(9,199)	(1,510)	0	0	222	8
PIMCO StocksPLUS® Small Fund	6,807	591	(5,851)	(462)	(1,085)	0	121	250
PIMCO Total Return Fund	0	575	(53)	0	2	524	2	0
PIMCO TRENDS Managed Futures Strategy Fund	3,255	1,300	(3,991)	(287)	(277)	0	228	11
Totals	$72,903	$119,721	$(138,058)	$(6,690)	$(1,551)	$46,325	$2,663	$705

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Fund was liquidated.

PIMCO RealPath™ 2040 Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$553	$0	$(506)	$(57)	$10	$0	$0	$0
PIMCO CommoditiesPLUS® Strategy Fund	2,548	25	(2,203)	(1,512)	1,142	0	25	0
PIMCO CommodityRealReturn Strategy Fund®	0	2,013	(602)	(94)	(29)	1,288	37	0
PIMCO Emerging Local Bond Fund	0	2,316	(1,281)	41	103	1,179	40	0
PIMCO Emerging Markets Bond Fund	2,894	169	(2,910)	(454)	301	0	77	0
PIMCO EqS Pathfinder Fund®*	2,982	0	(3,101)	(12)	131	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	644	0	0	0	644	0	0
PIMCO High Yield Fund	3,557	1,045	(1,046)	(95)	(284)	3,177	209	91
PIMCO Income Fund	0	3,800	0	0	0	3,800	0	0
PIMCO Long Duration Total Return Fund	3,161	4,793	(6,547)	(234)	(102)	1,071	289	141
PIMCO Long-Term Credit Fund	0	1,031	0	0	0	1,031	0	0
PIMCO Long-Term U.S. Government Fund	3,516	6	(3,260)	(268)	6	0	11	0
PIMCO Mortgage Opportunities Fund	1,237	6	(1,244)	44	(43)	0	7	0
PIMCO RAE Fundamental PLUS EMG Fund	4,943	569	(4,420)	(1,156)	64	0	0	0
PIMCO RAE Fundamental PLUS Fund	0	3,727	(3,192)	(535)	0	0	39	90
PIMCO Real Return Asset Fund	1,096	5,934	(5,753)	(22)	53	1,308	99	0
PIMCO Real Return Fund	0	1,288	0	0	0	1,288	0	0
PIMCO RealEstateRealReturn Strategy Fund	7,822	4,387	(6,663)	(516)	171	5,201	652	0
PIMCO Short-Term Floating NAV Portfolio III	8,713	51,937	(46,100)	(1)	5	14,554	37	0
PIMCO StocksPLUS® Fund	17,930	23,759	(20,449)	2,047	(1,023)	22,264	167	0
PIMCO StocksPLUS® Absolute Return Fund	0	10,648	(9,243)	(1,405)	0	0	135	257
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	11,931	917	(11,472)	505	(1,881)	0	459	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	13,223	(11,470)	(1,753)	0	0	249	10
PIMCO StocksPLUS® Small Fund	11,087	1,262	(9,954)	(570)	(1,825)	0	187	400
PIMCO Total Return Fund	0	644	0	0	0	644	0	0

ANNUAL REPORT	MARCH 31, 2016	127

Notes to Financial Statements (Cont.)

PIMCO RealPath™ 2040 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO TRENDS Managed Futures Strategy Fund	$4,677	$1,213	$(5,179)	$(314)	$(397)	$0	$264	$13
Totals	$88,647	$135,356	$(156,595)	$(6,361)	$(3,598)	$57,449	$2,983	$1,002

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital.
*	Effective July 14, 2015, the Fund was liquidated.

PIMCO RealPath™ 2045 Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$222	$0	$(203)	$(28)	$9	$0	$0	$0
PIMCO CommoditiesPLUS® Strategy Fund	1,403	16	(1,176)	(865)	622	0	16	0
PIMCO CommodityRealReturn Strategy Fund®	0	1,303	(389)	(60)	(15)	839	22	0
PIMCO Emerging Markets Bond Fund	1,430	44	(1,378)	(243)	147	0	44	0
PIMCO Emerging Local Bond Fund	0	1,270	(494)	20	53	849	22	0
PIMCO EqS Pathfinder Fund®**	1,882	0	(1,957)	(145)	220	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	419	0	0	0	419	0	0
PIMCO High Yield Fund	580	1,068	(319)	(24)	(81)	1,224	60	28
PIMCO Income Fund	0	1,636	0	0	0	1,636	0	0
PIMCO Long Duration Total Return Fund	1,349	3,165	(3,693)	(125)	(41)	655	173	85
PIMCO Long-Term Credit Fund	0	629	0	0	0	629	0	0
PIMCO Long-Term U.S. Government Fund	1,886	4	(1,749)	(114)	(27)	0	6	0
PIMCO Mortgage Opportunities Fund	610	3	(613)	19	(19)	0	3	0
PIMCO RAE Fundamental PLUS EMG Fund	2,822	355	(2,448)	(766)	37	0	0	0
PIMCO RAE Fundamental PLUS Fund	0	2,254	(1,931)	(323)	0	0	24	54
PIMCO Real Return Asset Fund	0	3,018	(2,216)	11	35	848	40	0
PIMCO Real Return Fund	0	839	0	0	0	839	0	0
PIMCO RealEstateRealReturn Strategy Fund	4,576	2,557	(3,563)	(399)	216	3,387	404	0
PIMCO Short-Term Floating NAV Portfolio*	20	0	(20)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	4,508	26,523	(21,100)	0	3	9,934	22	0
PIMCO StocksPLUS® Fund	9,980	15,953	(11,235)	939	(301)	15,336	110	0
PIMCO StocksPLUS® Absolute Return Fund	0	6,745	(5,869)	(876)	0	0	82	156
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	7,495	760	(7,234)	(166)	(855)	0	337	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	9,088	(7,863)	(1,225)	0	0	174	7
PIMCO StocksPLUS® Small Fund	6,106	766	(5,370)	(741)	(761)	0	115	242
PIMCO Total Return Fund	0	419	0	0	0	419	0	0
PIMCO TRENDS Managed Futures Strategy Fund	2,447	692	(2,728)	(203)	(208)	0	163	8
Totals	$47,316	$79,526	$(83,548)	$(5,314)	$(966)	$37,014	$1,817	$580

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Fund was liquidated.

PIMCO RealPath™ 2050 Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$323	$0	$(296)	$(35)	$8	$0	$0	$0
PIMCO CommoditiesPLUS® Strategy Fund	2,150	25	(1,774)	(1,371)	970	0	25	0

128	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

PIMCO RealPath™ 2050 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommodityRealReturn Strategy Fund®	$0	$2,176	$(354)	$(59)	$(65)	$1,698	$38	$0
PIMCO Emerging Local Bond Fund	0	2,165	(585)	17	123	1,720	41	0
PIMCO Emerging Markets Bond Fund	1,970	66	(1,893)	(361)	218	0	66	0
PIMCO EqS Pathfinder Fund®**	2,836	0	(2,948)	(229)	341	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	849	0	0	0	849	0	0
PIMCO High Yield Fund	789	1,638	(112)	(10)	(168)	2,137	96	51
PIMCO Income Fund	0	2,972	0	0	0	2,972	0	0
PIMCO Long Duration Total Return Fund	1,335	5,823	(5,642)	(142)	(47)	1,327	297	157
PIMCO Long-Term Credit Fund	0	1,274	0	0	0	1,274	0	0
PIMCO Long-Term U.S. Government Fund	2,525	6	(2,342)	(146)	(43)	0	8	0
PIMCO Mortgage Opportunities Fund	843	5	(848)	27	(27)	0	5	0
PIMCO RAE Fundamental PLUS EMG Fund	3,999	1,511	(4,328)	(1,234)	52	0	0	0
PIMCO RAE Fundamental PLUS Fund	0	4,594	(3,935)	(659)	0	0	48	111
PIMCO Real Return Asset Fund	0	2,641	(1,681)	28	41	1,029	38	0
PIMCO Real Return Fund	0	1,699	0	0	0	1,699	0	0
PIMCO RealEstateRealReturn Strategy Fund	6,657	4,618	(4,295)	(623)	502	6,859	677	0
PIMCO Short-Term Floating NAV Portfolio*	18	0	(18)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	8,012	57,946	(44,600)	(3)	8	21,363	46	0
PIMCO StocksPLUS® Fund	17,368	32,452	(19,181)	1,470	(34)	32,075	215	0
PIMCO StocksPLUS® Absolute Return Fund	0	13,070	(11,300)	(1,770)	0	0	174	343
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	11,386	1,704	(11,418)	(477)	(1,195)	0	574	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	15,805	(13,694)	(2,111)	0	0	277	12
PIMCO StocksPLUS® Small Fund	9,436	1,850	(8,673)	(1,653)	(960)	0	199	448
PIMCO Total Return Fund	0	849	0	0	0	849	0	0
PIMCO TRENDS Managed Futures Strategy Fund	3,856	1,272	(4,448)	(352)	(328)	0	277	15
Totals	$73,503	$157,010	$(144,365)	$(9,693)	$(604)	$75,851	$3,101	$1,137

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Fund was liquidated.

PIMCO RealPath™ 2055 Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$72	$4	$(61)	$(19)	$4	$0	$1	$0
PIMCO CommodityRealReturn Strategy Fund®	0	91	(17)	(3)	(2)	69	2	0
PIMCO Emerging Local Bond Fund	0	86	(23)	1	5	69	2	0
PIMCO Emerging Markets Bond Fund	62	3	(60)	(4)	(1)	0	2	0
PIMCO EqS Pathfinder Fund®*	95	0	(99)	7	(3)	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	34	0	0	0	34	0	0
PIMCO High Yield Fund	31	66	(4)	(1)	(6)	86	4	2
PIMCO Income Fund	0	120	0	0	0	120	0	0
PIMCO Long Duration Total Return Fund	127	165	(227)	(8)	(3)	54	12	6
PIMCO Long-Term Credit Fund	0	51	0	0	0	51	0	0
PIMCO Mortgage Opportunities Fund	31	0	(31)	0	0	0	0	0
PIMCO RAE Fundamental PLUS EMG Fund	161	39	(154)	(49)	3	0	0	0
PIMCO RAE Fundamental PLUS Fund	0	195	(168)	(27)	0	0	2	4

ANNUAL REPORT	MARCH 31, 2016	129

Notes to Financial Statements (Cont.)

PIMCO RealPath™ 2055 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Real Return Asset Fund	$16	$83	$(65)	$0	$1	$35	$1	$0
PIMCO Real Return Fund	0	68	0	0	0	68	0	0
PIMCO RealEstateRealReturn Strategy Fund	219	171	(113)	(2)	1	276	25	0
PIMCO Short-Term Floating NAV Portfolio III	201	1,114	(650)	0	0	665	2	0
PIMCO StocksPLUS® Fund	559	1,304	(632)	16	52	1,299	8	0
PIMCO StocksPLUS® Absolute Return Fund	0	462	(396)	(66)	0	0	6	13
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	425	56	(420)	(32)	(29)	0	22	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	643	(559)	(84)	0	0	10	1
PIMCO StocksPLUS® Small Fund	321	108	(325)	(90)	(14)	0	8	18
PIMCO Total Return Fund	0	34	0	0	0	34	0	0
PIMCO TRENDS Managed Futures Strategy Fund	125	69	(170)	(21)	(3)	0	10	1
Totals	$2,445	$4,966	$(4,174)	$(382)	$5	$2,860	$117	$45

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 14, 2015, the Fund was liquidated.

PIMCO RealPath™ Income Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$2,463	$23	$(2,147)	$(1,209)	$870	$0	$24	$0
PIMCO CommodityRealReturn Strategy Fund®	0	1,732	(540)	(80)	(30)	1,082	33	0
PIMCO Emerging Local Bond Fund	0	1,677	(1,774)	97	0	0	31	0
PIMCO Emerging Markets Bond Fund	2,760	72	(2,690)	(369)	227	0	72	0
PIMCO EqS Pathfinder Fund®*	1,460	0	(1,518)	1	57	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	10,470	692	(8,888)	(263)	(382)	1,629	515	21
PIMCO High Yield Fund	2,766	2,859	(1,378)	(58)	(123)	4,066	110	37
PIMCO Income Fund	0	8,925	0	0	0	8,925	0	0
PIMCO Long Duration Total Return Fund	6,484	1,045	(5,066)	(318)	(216)	1,929	286	116
PIMCO Long-Term Credit Fund	0	1,893	0	0	0	1,893	0	0
PIMCO Mortgage Opportunities Fund	1,046	5	(1,052)	43	(42)	0	6	0
PIMCO RAE Fundamental PLUS EMG Fund	2,618	0	(2,140)	(502)	24	0	0	0
PIMCO RAE Fundamental PLUS Fund	0	1,542	(1,321)	(221)	0	0	16	37
PIMCO Real Return Asset Fund	5,815	1,698	(3,407)	(180)	(123)	3,803	110	0
PIMCO Real Return Fund	11,820	1,542	(7,728)	(645)	441	5,430	92	0
PIMCO RealEstateRealReturn Strategy Fund	4,296	1,597	(4,548)	(280)	38	1,103	296	0
PIMCO Short-Term Floating NAV Portfolio III	6,027	45,432	(44,100)	(7)	2	7,354	31	0
PIMCO StocksPLUS® Absolute Return Fund	0	5,857	(5,067)	(790)	0	0	68	132
PIMCO StocksPLUS® Fund	9,172	10,506	(9,911)	1,007	(505)	10,269	81	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	5,849	468	(5,623)	178	(872)	0	216	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	6,070	(5,181)	(889)	0	0	129	5
PIMCO StocksPLUS® Small Fund	2,730	209	(2,407)	(74)	(458)	0	41	83
PIMCO Total Return Fund	17,189	1,023	(12,503)	(572)	(233)	4,904	390	304
PIMCO TRENDS Managed Futures Strategy Fund	2,381	998	(2,953)	(240)	(186)	0	178	9
Totals	$95,346	$95,865	$(131,942)	$(5,371)	$(1,511)	$52,387	$2,725	$744

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 14, 2015, the Fund was liquidated.

130	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

PIMCO Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$0	$11,426	$(5,532)	$(327)	$(298)	$5,269	$426	$0
PIMCO Diversified Income Active Exchange-Traded Fund	13,590	0	(6,673)	(496)	(290)	6,131	619	0
PIMCO Emerging Markets Corporate Bond Fund	24,176	515	(24,046)	(1,199)	574	20	516	0
PIMCO EqS Pathfinder Fund®**	33,129	0	(34,982)	(6,260)	8,113	0	0	0
PIMCO EqS® Emerging Markets Fund	23,433	0	(24,237)	2,310	(1,506)	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	11,274	0	0	0	(377)	10,897	25	0
PIMCO Income Fund	170,698	13,025	(28,939)	(1,546)	(7,748)	145,490	12,872	151
PIMCO Mortgage Opportunities Fund	33,097	927	(11,100)	135	(556)	22,503	928	0
PIMCO RAE Fundamental PLUS Fund	0	15,051	0	0	662	15,713	0	0
PIMCO Short-Term Floating NAV Portfolio*	11	0	(11)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	78,962	546,557	(601,000)	11	1	24,531	56	0
PIMCO StocksPLUS® Fund	99,187	9,994	(27,946)	(3,907)	(8,283)	69,045	2,096	7,898
PIMCO TRENDS Managed Futures Strategy Fund	59,775	2,051	(48,165)	(246)	(5,904)	7,511	2,014	38
Totals	$547,332	$599,546	$(812,631)	$(11,525)	$(15,612)	$307,110	$19,552	$8,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Fund was liquidated.

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Exchange-Traded Funds  Certain Funds may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Exchange-Traded Notes  Certain Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors may also hold the ETN until maturity, for which the issuer pays the investor cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The

ANNUAL REPORT	MARCH 31, 2016	131

Notes to Financial Statements (Cont.)

interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

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other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest,

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Notes to Financial Statements (Cont.)

are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency

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values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  Certain Funds may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. Certain Funds may invest in various types of Barrier Options including down-and-in, and up-and-in options. Down-and in, and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Notes to Financial Statements (Cont.)

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

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amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Funds will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the

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maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Funds would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Funds would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Fund.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-

adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by the Fund’s (or Acquired Funds’) management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund (or Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Acquired Funds).

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Notes to Financial Statements (Cont.)

To the extent that a Fund (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the

140	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any

ANNUAL REPORT	MARCH 31, 2016	141

Notes to Financial Statements (Cont.)

obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund II, Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMA Subsidiary to the GMA Fund (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	12/10/2008
Consolidated Fund Net Assets	$755,880
Subsidiary % of Consolidated Fund Net Assets	11.9%
Subsidiary Financial Statement Information
Total assets	$90,970
Total liabilities	1,002
Net assets	89,968
Total income	$202
Net investment income (loss)	(296)
Net realized gain (loss)	(1,308)
Net change in unrealized appreciation (depreciation)	3,637
Increase (decrease) in net assets resulting from operations	$2,033

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO RealPath™ Funds approach their target dates and their portfolios become more conservative, the PIMCO RealPath™ Funds’ investment advisory contract provides that certain PIMCO RealPath™ Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

142	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	N/A	0.25%	0.25%
PIMCO RealPath™ 2020 Fund(1)	0.53%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPath™ 2025 Fund(1)	0.55%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPath™ 2030 Fund(1)	0.58%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPath™ 2035 Fund(1)	0.60%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPath™ 2040 Fund(1)	0.60%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPath™ 2045 Fund(1)	0.62%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPath™ 2050 Fund(1)	0.62%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPath™ 2055 Fund(1)	0.62%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPath™ Income Fund(1)	0.50%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO Global Multi-Asset Fund(1)(2)	0.90%	0.05%	0.15%	0.05%	0.40%	0.40%

(1)

PIMCO has contractually agreed, through July 31, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market

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Notes to Financial Statements (Cont.)

Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the PIMCO Multi-Strategy Alternative Fund and PIMCO RealPath™ 2055 Funds’ Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to the class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. The recoverable amounts to PIMCO as of March 31, 2016, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Multi-Strategy Alternative Fund	$79
PIMCO RealPath™ 2055 Fund	39

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2016, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2016, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO Multi-Strategy Alternative Fund	$409
PIMCO RealPath™ 2020 Fund	422
PIMCO RealPath™ 2025 Fund	375
PIMCO RealPath™ 2030 Fund	549
PIMCO RealPath™ 2035 Fund	389
PIMCO RealPath™ 2040 Fund	447

144	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

Fund Name	Waived Fees
PIMCO RealPath™ 2045 Fund	$266
PIMCO RealPath™ 2050 Fund	442
PIMCO RealPath™ 2055 Fund	16
PIMCO RealPath™ Income Fund	390
PIMCO Global Multi-Asset Fund	2,208

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2016 the amount was $497,326.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Global Multi-Asset Fund	$72,151	$29,644

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$1,199	$1,208	$73,558	$47,874
PIMCO RealPath™ 2020 Fund	0	0	56,713	100,194
PIMCO RealPath™ 2025 Fund	0	0	56,330	85,943
PIMCO RealPath™ 2030 Fund	0	0	90,819	138,989
PIMCO RealPath™ 2035 Fund	0	0	74,642	103,245
PIMCO RealPath™ 2040 Fund	0	0	88,562	125,405
PIMCO RealPath™ 2045 Fund	0	0	56,664	71,812
PIMCO RealPath™ 2050 Fund	0	0	106,668	114,645
PIMCO RealPath™ 2055 Fund	0	0	4,169	4,002
PIMCO RealPath™ Income Fund	0	0	52,515	92,574
PIMCO Global Multi-Asset Fund	3,500,124	3,370,157	698,653	1,032,638

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2016	145

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund				PIMCO RealPath™ 2020 Fund
	Year Ended 03/31/2016		Inception date through 03/31/2015		Year Ended 03/31/2016				Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

Receipts for shares sold
Institutional Class	8,054	$79,687	1,730	$17,306	422		$3,325		1,284	$10,890
Class P	4	35	1	10	1	^^	4	^^	7	64
Administrative Class	0	0	0	0	1,222		9,973		3,383	28,916
Class D	114	1,098	4	44	13		97		109	913
Class A	110	1,093	319	3,215	223		1,786		368	3,091
Class C	63	607	3	35	135		1,056		142	1,206
Class R	0	0	0	0	20	^	158	^	84	715
Issued as reinvestment of distributions
Institutional Class	106	1,022	0	0	133		1,013		287	2,370
Class P	0	1	0	0	0	^^	2	^^	1	10
Administrative Class	0	0	0	0	174		1,363		392	3,307
Class D	1	14	0	0	13		98		21	174
Class A	1	6	0	0	42		317		52	426
Class C	0	4	0	0	14		103		21	173
Class R	0	0	0	0	4	^	32	^	11	91
Cost of shares redeemed
Institutional Class	(4,676)	(45,246)	(1)	(11)	(1,984)		(15,564)		(2,170)	(17,939)
Class P	0	0	0	0	(8	)^^	(56	)^^	(91)	(788)
Administrative Class	0	0	0	0	(5,206)		(42,222)		(2,336)	(20,089)
Class D	(5)	(50)	0	0	(182)		(1,392)		(138)	(1,158)
Class A	(357)	(3,471)	(7)	(75)	(367)		(2,796)		(449)	(3,813)
Class C	(7)	(72)	0	(4)	(181)		(1,416)		(163)	(1,375)
Class R	0	0	0	0	(209	)^	(1,574	)^	(252)	(2,114)
Net increase (decrease) resulting from Fund share transactions	3,408	$34,728	2,049	$20,520	(5,721)		$(45,693)		563	$5,070

146	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

PIMCO RealPath™ 2025 Fund						PIMCO RealPath™ 2030 Fund						PIMCO RealPath™ 2035 Fund
Year Ended 03/31/2016				Year Ended 03/31/2015		Year Ended 03/31/2016				Year Ended 03/31/2015		Year Ended 03/31/2016				Year Ended 03/31/2015
Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount

224		$2,099		814	$8,488	886		$6,644		1,643	$13,511	481		$4,668		876	$9,224
0	^^	0	^^	20	202	0	^^	0	^^	45	368	0	^^^	0	^^^	27	283
1,291		12,322		2,670	27,322	1,550		11,643		4,336	35,179	1,175		11,181		2,856	29,591
9		88		66	674	11		73		50	415	8		72		46	486
61		588		129	1,358	136		1,024		270	2,173	42		406		96	997
13		118		29	305	136		1,007		134	1,095	14		131		4	46
5	^	50	^	78	804	25	^	193	^	115	943	1	^	17	^	50	530

67		622		226	2,257	170		1,242		390	3,097	120		1,110		232	2,358
0	^^	0	^^	1	14	0	^^	0	^^	2	17	0	^^^	0	^^^	2	18
160		1,480		395	3,947	250		1,835		641	5,092	173		1,601		367	3,722
2		21		17	167	8		62		25	196	3		28		9	88
7		63		16	158	26		190		47	372	6		54		9	93
2		20		5	52	11		80		17	137	1		10		2	17
2	^	17	^	10	102	2	^	15	^	13	106	1	^	5	^	6	58

(1,277)		(12,237)		(1,368)	(13,754)	(3,052)		(22,540)		(1,914)	(15,368)	(1,309)		(12,273)		(1,142)	(11,713)
(1	)^^	(11	)^^	(140)	(1,483)	(2	)^^	(11	)^^	(207)	(1,736)	(2	)^^^	(18	)^^^	(175)	(1,871)
(3,538)		(33,283)		(1,630)	(16,732)	(6,277)		(46,805)		(3,163)	(25,731)	(3,632)		(34,301)		(1,437)	(14,883)
(185)		(1,848)		(105)	(1,069)	(200)		(1,531)		(91)	(742)	(46)		(467)		(67)	(697)
(87)		(835)		(267)	(2,802)	(259)		(1,870)		(630)	(5,214)	(59)		(551)		(194)	(2,060)
(25)		(231)		(19)	(198)	(112)		(816)		(58)	(483)	(10)		(95)		(5)	(51)
(72	)^	(616	)^	(156)	(1,561)	(222	)^	(1,543	)^	(299)	(2,433)	(51	)^	(497	)^	(85)	(877)
(3,342)		$(31,573)		791	$8,251	(6,913)		$(51,108)		1,366	$10,994	(3,084)		$(28,919)		1,477	$15,359

ANNUAL REPORT	MARCH 31, 2016	147

Notes to Financial Statements (Cont.)

	PIMCO RealPath™ 2040 Fund						PIMCO RealPath™ 2045 Fund
	Year Ended 03/31/2016				Year Ended 03/31/2015		Year Ended 03/31/2016				Year Ended 03/31/2015
	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount

Receipts for shares sold
Institutional Class	1,160		$8,614		1,612	$13,089	484		$4,752		1,079	$11,917
Class P	0	^^	0	^^	68	567	0	^^	0	^^	48	530
Administrative Class	1,256		9,269		3,032	24,405	485		4,847		1,286	14,030
Class D	116		762		43	344	7		63		18	207
Class A	155		1,158		189	1,511	50		514		27	295
Class C	90		695		62	488	2		28		3	34
Class R	17	^	120	^	83	684	2	^	20	^	23	259
Issued as reinvestment of distributions
Institutional Class	262		1,878		395	3,119	125		1,221		278	2,962
Class P	0	^^	0	^^	4	29	0	^^	0	^^	1	14
Administrative Class	175		1,261		417	3,289	41		406		121	1,290
Class D	10		71		17	133	2		17		5	52
Class A	31		223		40	317	3		26		4	42
Class C	7		52		10	81	0		3		1	8
Class R	1	^	11	^	11	88	0	^	2	^	3	31
Cost of shares redeemed
Institutional Class	(2,948)		(21,097)		(2,126)	(17,069)	(1,058)		(10,530)		(862)	(9,403)
Class P^^	(1	)^^	(6	)^^	(341)	(2,832)	(1	)^^	(11	)^^	(137)	(1,539)
Administrative Class	(4,599)		(34,965)		(2,417)	(19,480)	(1,335)		(13,213)		(586)	(6,354)
Class D	(99)		(756)		(50)	(399)	(24)		(249)		(7)	(78)
Class A	(182)		(1,314)		(355)	(2,882)	(28)		(267)		(66)	(739)
Class C	(129)		(966)		(33)	(267)	(4)		(45)		(3)	(34)
Class R	(100	)^	(701	)^	(376)	(3,067)	(9	)^	(80	)^	(75)	(814)
Net increase (decrease) resulting from Fund share transactions	(4,778)		$(35,691)		285	$2,148	(1,258)		$(12,496)		1,161	$12,710

148	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

PIMCO RealPath™ 2050 Fund						PIMCO RealPath™ 2055 Fund (1)
Year Ended 03/31/2016				Year Ended 03/31/2015		Year Ended 03/31/2016				Inception Date through 03/31/2015
Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount

1,581		$12,108		1,964	$16,503	45		$396		300	$3,000
3	^^	25	^^	52	434	1	^^	10	^^	6	63
2,644		19,818		2,791	23,247	3		29		1	10
18		129		38	324	0		4		1	10
86		649		241	2,037	9		95		6	59
7		53		15	123	2		14		1	10
20	^	153	^	44	369	0	^	0	^	1	10

274		2,034		353	2,896	16		149		0	0
0	^^	1	^^	1	9	0	^^	1	^^	0	0
225		1,669		280	2,283	0		1		0	0
6		43		10	84	0		0		0	0
12		90		23	186	1		6		0	0
3		24		4	35	0		0		0	0
1	^	5	^	6	46	0	^	0	^	0	0

(1,967)		(15,318)		(1,493)	(12,518)	(8)		(66)		0	0
(5	)^^	(32	)^^	(118)	(1,015)	(7	)^^	(66	)^^	0	0
(2,323)		(17,891)		(1,281)	(10,708)	(1)		(6)		0	0
(72)		(560)		(142)	(1,216)	0		0		0	0
(212)		(1,575)		(204)	(1,671)	(1)		(12)		0	0
(12)		(91)		(15)	(127)	(1)		(5)		0	0
(76	)^	(560	)^	(90)	(736)	(1	)^	(9	)^	0	0
213		$774		2,479	$20,585	58		$541		316	$3,162

ANNUAL REPORT	MARCH 31, 2016	149

Notes to Financial Statements (Cont.)

	PIMCO RealPath™ Income Fund						PIMCO Global Multi-Asset Fund
	Year Ended 03/31/2016				Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	503		$4,166		1,284	$11,232	8,403	$95,142	5,682	$63,379
Class P	2	^^	19	^^	10	89	4,491	51,102	4,274	47,415
Administrative Class	713		5,844		2,687	23,103	11	135	2	18
Class D	7		69		134	1,172	1,195	13,763	522	5,811
Class A	341		2,738		291	2,500	4,241	47,610	1,769	19,507
Class C	53		447		38	325	3,812	41,986	1,465	15,988
Class R	11	^	94	^	14	129	89	997	79	866
Issued as reinvestment of distributions
Institutional Class	94		760		146	1,255	0	0	274	3,033
Class P	0	^^	3	^^	1	10	0	0	38	419
Administrative Class	146		1,177		212	1,825	0	0	0	0
Class D	7		54		17	147	0	0	11	122
Class A	30		237		39	338	0	0	50	550
Class C	8		62		13	110	0	0	0	0
Class R	0	^	4	^	2	13	0	0	2	21
Issued in reorganization^^^^
Institutional Class	0		0		1,216	10,320	0	0	0	0
Class P	0	^^	0	^^	2	13	0	0	0	0
Administrative Class	0		0		2,272	19,263	0	0	0	0
Class D	0		0		121	1,026	0	0	0	0
Class A	0		0		199	1,692	0	0	0	0
Class C	0		0		106	903	0	0	0	0
Class R	0	^	0	^	1	11	0	0	0	0
Cost of shares redeemed
Institutional Class	(2,196)		(17,984)		(1,166)	(10,142)	(25,914)	(275,818)	(39,163)	(420,807)
Class P	(13	)^^	(103	)^^	(34)	(308)	(6,070)	(66,725)	(8,417)	(91,787)
Administrative Class	(4,200)		(34,682)		(1,717)	(15,034)	(13)	(145)	(9)	(103)
Class D	(262)		(2,147)		(106)	(911)	(1,811)	(19,802)	(2,972)	(32,471)
Class A	(485)		(3,919)		(514)	(4,569)	(5,915)	(64,564)	(13,334)	(145,174)
Class C	(153)		(1,227)		(100)	(875)	(5,081)	(54,265)	(11,036)	(118,469)
Class R	(30	)^	(242	)^	(24)	(210)	(379)	(4,147)	(457)	(4,962)
Net increase (decrease) resulting from Fund share transactions	(5,424)		$(44,630)		5,144	$43,427	(22,941)	$(234,731)	(61,220)	$(656,644)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of March 30, 2016, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 84% of the Fund, and the shareholder is a related party of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	Class R Shares liquidated at the close of business on January 22, 2016.
^^	Class P Shares liquidated at the close of business on January 22, 2016.
^^^	Class P Shares liquidated at the close of business on November 18, 2015.
^^^^	See Note 15 in the Notes to Financial Statements.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

150	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, an Underlying PIMCO Fund Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Multi-Strategy Alternative Fund	$18	$0	$(923)	$0	$(1,254)	$0	$0
PIMCO RealPath™ 2020 Fund	66	0	(1,417)	0	(5,816)	0	0
PIMCO RealPath™ 2025 Fund	0	0	(942)	0	(5,169)	0	(14)
PIMCO RealPath™ 2030 Fund	0	0	(999)	0	(7,431)	0	(23)
PIMCO RealPath™ 2035 Fund	42	0	(498)	0	(5,844)	0	0
PIMCO RealPath™ 2040 Fund	31	0	(382)	0	0	(5,167)	0
PIMCO RealPath™ 2045 Fund	0	0	(57)	0	(4,573)	0	(123)
PIMCO RealPath™ 2050 Fund	35	0	141	0	0	(7,892)	0

ANNUAL REPORT	MARCH 31, 2016	151

Notes to Financial Statements (Cont.)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO RealPath™ 2055 Fund	$0	$0	$56	$0	$0	$(338)	$(6)
PIMCO RealPath™ Income Fund	86	0	(1,359)	(1)	(5,431)	0	0
PIMCO Global Multi-Asset Fund	0	0	(40,295)	(5,091)	(154,082)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and real estate investment trusts (REITs).

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Multi-Strategy Alternative Fund	$1,254	$0
PIMCO RealPath™ 2020 Fund	2,402	3,414
PIMCO RealPath™ 2025 Fund	2,347	2,822
PIMCO RealPath™ 2030 Fund	3,856	3,575
PIMCO RealPath™ 2035 Fund	3,056	2,788
PIMCO RealPath™ 2040 Fund	0	0
PIMCO RealPath™ 2045 Fund	2,514	2,059
PIMCO RealPath™ 2050 Fund	0	0
PIMCO RealPath™ 2055 Fund	0	0
PIMCO RealPath™ Income Fund	2,671	2,760
PIMCO Global Multi-Asset Fund	154,082	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Multi-Strategy Alternative Fund	$54,386	$123	$(1,238)	$(1,115)
PIMCO RealPath™ 2020 Fund	56,487	621	(1,482)	(861)
PIMCO RealPath™ 2025 Fund	50,423	690	(1,202)	(512)
PIMCO RealPath™ 2030 Fund	68,067	1,051	(1,442)	(391)
PIMCO RealPath™ 2035 Fund	52,191	404	(508)	(104)
PIMCO RealPath™ 2040 Fund	64,882	776	(619)	157
PIMCO RealPath™ 2045 Fund	42,662	421	(244)	177
PIMCO RealPath™ 2050 Fund	86,646	983	(430)	553
PIMCO RealPath™ 2055 Fund	3,245	73	(14)	59
PIMCO RealPath™ Income Fund	56,744	505	(1,484)	(979)
PIMCO Global Multi-Asset Fund	1,015,420	12,278	(32,714)	(20,436)

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and real estate investment trusts (REITs) for federal income tax purposes.

152	PIMCO ASSET ALLOCATION FUNDS

March 31, 2016

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2016			March 31, 2015
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Multi-Strategy Alternative Fund	$1,051	$0	$0	$0	$0	$0
PIMCO RealPath™ 2020 Fund	2,451	489	0	5,523	1,052	0
PIMCO RealPath™ 2025 Fund	2,225	0	0	5,503	860	334
PIMCO RealPath™ 2030 Fund	3,450	0	0	7,950	1,118	0
PIMCO RealPath™ 2035 Fund	2,401	407	0	5,388	967	0
PIMCO RealPath™ 2040 Fund	2,805	717	0	5,885	1,207	0
PIMCO RealPath™ 2045 Fund	1,675	0	0	3,293	1,107	0
PIMCO RealPath™ 2050 Fund	2,974	903	0	4,521	1,022	0
PIMCO RealPath™ 2055 Fund	157	0	0	0	0	0
PIMCO RealPath™ Income Fund	2,300	0	0	3,339	217	147
PIMCO Global Multi-Asset Fund	0	0	0	0	0	5,001

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2016	153

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (PIMCO Global Multi-Asset Fund) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Multi-Strategy Alternative Fund, PIMCO RealPath™ 2020 Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath 2030™ Fund, PIMCO RealPath 2035™ Fund, PIMCO RealPath 2040™ Fund, PIMCO RealPath 2045™ Fund, PIMCO RealPath 2050™ Fund, PIMCO RealPath 2055™ Fund, PIMCO RealPath™ Income Fund, and PIMCO Global Multi-Asset Fund (eleven series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations and the cash flows for PIMCO Global Multi-Asset Fund for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO Global Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

154	PIMCO ASSET ALLOCATION FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SGY	Societe Generale, New York
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand
HKD	Hong Kong Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OSE	Osaka Securities Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	RACNSGT	RAFI Global Short Index
CMBX	Commercial Mortgage-Backed Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	SMI	Swiss Market Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	IBOV	Brazil Bovespa Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	TWSE	Tawain Capitalization Weighted Stock
EAFE	Europe, Australasia, and Far East Stock Index	KOSPI	Korea Composite Stock Price Index	UKRPI	United Kingdom Retail Price Index
ERAUSLT	eRAFI U.S. Large Strategy Index	PLTMLNPM	London Platinum & Palladium Market PM Fix	ULSD	Ultra-Low Sulfur Diesel
EURMARGIN	European Refined Margin	RACNLGT	RAFI Global Long Index

Other Abbreviations:
ALT	Alternate Loan Trust	D&I	Down and In Barrier Option	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	U&I	Up and In Barrier Option
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation	oz.	Ounce

ANNUAL REPORT	MARCH 31, 2016	155

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Multi-Strategy Alternative Fund	0.00%	0.00%	$0	$0
PIMCO RealPath™ 2020 Fund	0.00%	0.00%	2,450	0
PIMCO RealPath™ 2025 Fund	0.00%	0.00%	2,225	0
PIMCO RealPath™ 2030 Fund	0.00%	0.00%	3,450	0
PIMCO RealPath™ 2035 Fund	0.00%	0.00%	2,400	0
PIMCO RealPath™ 2040 Fund	0.00%	0.00%	2,640	163
PIMCO RealPath™ 2045 Fund	0.00%	0.00%	1,675	0
PIMCO RealPath™ 2050 Fund	0.00%	0.00%	2,850	123
PIMCO RealPath™ 2055 Fund	0.00%	0.00%	131	29
PIMCO RealPath™ Income Fund	0.00%	0.00%	2,300	0
PIMCO Global Multi-Asset Fund	0.00%	0.00%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

156	PIMCO ASSET ALLOCATION FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2016	157

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

158	PIMCO ASSET ALLOCATION FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2016	159

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

160	PIMCO ASSET ALLOCATION FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3001AR_033116

PIMCO Funds

Annual Report

March 31, 2016

Bond Funds

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		28
Statements of Operations		32
Statements of Changes in Net Assets		34
Statements of Cash Flows		36
Notes to Financial Statements		122
Report of Independent Registered Public Accounting Firm		146
Glossary		147
Federal Income Tax Information		148
Management of the Trust		149
Privacy Policy		151

Fund	Fund Summary	Schedule of Investments

PIMCO Extended Duration Fund	7	37
PIMCO GNMA Fund	8	43
PIMCO Long Duration Total Return Fund	9	50
PIMCO Long-Term U.S. Government Fund	10	62
PIMCO Moderate Duration Fund	11	68
PIMCO Mortgage-Backed Securities Fund	12	82
PIMCO Mortgage Opportunities Fund	13	88
PIMCO Total Return Fund II	14	99
PIMCO Total Return Fund III	15	108

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

2	PIMCO BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding the Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A

Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, real estate risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, issuer non-diversification risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO BOND FUNDS

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales

Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Diversification Status
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	Diversified
PIMCO GNMA Fund	07/31/97	07/31/97	04/30/08	—	05/31/01	11/30/00	05/31/01	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	10/31/14	—	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	09/23/97	10/31/14	01/20/97	01/20/97	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	07/24/15	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	12/13/01	04/08/98	07/31/00	07/31/00	Diversified
PIMCO Mortgage Opportunities Fund	10/22/12	10/22/12	10/22/12	—	10/22/12	10/22/12	10/22/12	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	11/30/94	—	—	—	Diversified
PIMCO Total Return Fund III	05/01/91	05/01/91	03/31/09	04/11/97	—	—	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the Funds (Cont.)

desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO BOND FUNDS

PIMCO Extended Duration Fund

Institutional Class - PEDIX
Class P - PEDPX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	91.7%
U.S. Government Agencies	6.1%
Non-Agency Mortgage-Backed Securities	1.5%
Short-Term Instruments‡	0.6%
Asset-Backed Securities	0.1%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	0.76%	15.27%	10.96%
PIMCO Extended Duration Fund Class P	0.66%	15.15%	10.85%
Citi STRIPS Index, 20+ Year Sub-Index	1.74%	16.03%	10.54%
Lipper Corporate Debt Funds BBB-Rated Funds Average	(0.13)%	4.54%	5.33%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares and 0.61% for Class P shares.

Investment Objective and Strategy Overview

»

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to duration detracted from relative performance, as yields fell across most long-dated maturities.

»	Exposure to U.S. breakeven inflation detracted from relative performance, as breakeven inflation rates declined.

»	Exposure to non-agency mortgage-backed securities benefited relative performance, as the sector posted positive returns.

»	Exposure to agency debentures contributed to relative performance, as the sector posted positive returns.

ANNUAL REPORT	MARCH 31, 2016	7

PIMCO GNMA Fund

Institutional Class - PDMIX	Class A - PAGNX
Class P - PPGNX	Class C - PCGNX
Class D - PGNDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Government Agencies	87.4%
Short-Term Instruments‡	8.1%
Non-Agency Mortgage-Backed Securities	3.4%
Asset-Backed Securities	0.7%
U.S. Treasury Obligations	0.4%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Institutional Class	2.04%	3.42%	5.29%	5.86%
PIMCO GNMA Fund Class P	1.94%	3.31%	5.18%	5.75%
PIMCO GNMA Fund Class D	1.63%	3.01%	4.87%	5.43%
PIMCO GNMA Fund Class A	1.63%	3.01%	4.87%	5.44%
PIMCO GNMA Fund Class A (adjusted)	(2.14)%	2.23%	4.47%	5.22%
PIMCO GNMA Fund Class C	0.88%	2.24%	4.09%	4.64%
PIMCO GNMA Fund Class C (adjusted)	(0.12)%	2.24%	4.09%	4.64%
Barclays GNMA Index	2.40%	3.28%	4.85%	5.29%
Lipper GNMA Funds Average	1.16%	2.54%	4.38%	4.71%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.90% for Class D shares, 0.90% for Class A shares and 1.65% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Yield curve positioning benefited performance, as the Fund was overweight the intermediate portion of the yield curve as intermediate U.S. Treasury rates rallied.

»	Exposure to agency collateralized mortgage obligation positions benefited performance, as the sector outperformed like-duration U.S. Treasuries.

»	Exposure to mortgage credit, including non-agency mortgage-backed securities (“MBS”) and commercial MBS benefited performance, as these securities outperformed like-duration Treasuries.

»	An underweight to the Ginnie Mae 30-year 3.5% MBS detracted from performance, as these securities outperformed like-duration Treasuries.

»	Exposure to student loan asset-backed securities detracted from performance, as these securities underperformed like-duration Treasuries.

8	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX
Class P - PLRPX
Class D - PLRDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	46.3%
U.S. Treasury Obligations	25.2%
U.S. Government Agencies	16.1%
Non-Agency Mortgage-Backed Securities	4.8%
Other‡	7.6%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	(0.40)%	7.90%	8.32%
PIMCO Long Duration Total Return Fund Class P	(0.50)%	7.80%	8.21%
PIMCO Long Duration Total Return Fund Class D	(0.80)%	7.48%	7.89%
Barclays Long-Term Government/Credit Index	0.39%	8.51%	7.53%
Lipper Corporate Debt Funds BBB-Rated Funds Average	(0.13)%	4.54%	5.33%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.52% for Institutional Class shares, 0.62% for Class P shares, and 0.92% for Class D shares.

Investment Objective and Strategy Overview

»

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities detracted from performance, as breakeven inflation rates fell.

»	An out-of-benchmark allocation to high yield corporate credit spread risk detracted from performance, as spreads widened on these securities.

»	An underweight to investment grade corporate credit spread risk contributed to performance, as spreads widened on these securities.

»	An underweight to emerging market external debt spread risk contributed to relative performance, as spreads widened on these securities.

ANNUAL REPORT	MARCH 31, 2016	9

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class D - PLGDX
Class P - PLTPX	Class A - PFGAX
Administrative Class - PLGBX	Class C - PFGCX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	64.3%
U.S. Government Agencies	27.7%
Non-Agency Mortgage-Backed Securities	5.9%
Corporate Bonds & Notes	0.8%
Short-Term Instruments‡	0.5%
Other	0.8%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	1.82%	9.17%	8.24%	9.11%
PIMCO Long-Term U.S. Government Fund Class P	1.72%	9.07%	8.13%	9.01%
PIMCO Long-Term U.S. Government Fund Administrative Class	1.57%	8.91%	7.98%	8.85%
PIMCO Long-Term U.S. Government Fund Class D	1.41%	8.74%	7.81%	8.69%
PIMCO Long-Term U.S. Government Fund Class A	1.47%	8.80%	7.84%	8.70%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	(2.34)%	7.97%	7.43%	8.49%
PIMCO Long-Term U.S. Government Fund Class C	0.71%	7.99%	7.04%	7.90%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	0.15%	7.99%	7.04%	7.90%
Barclays Long-Term Treasury Index	2.77%	9.67%	7.97%	8.45%*
Lipper General U.S. Government Funds Average	1.22%	2.94%	3.86%	5.04%*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.495% for Institutional Class shares, 0.595% for Class P shares, 0.745% for Administrative Class shares, 0.895% for Class D shares, 0.845% for Class A shares and 1.595% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	The Fund’s curve-steepening bias contributed to performance, as rates fell on the intermediate portion and rose on the long end of the U.S. Treasury yield curve.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities detracted from performance, as breakeven inflation rate fell.

»	An out-of-benchmark allocation to agency mortgage-backed securities contributed to performance, as the sector outperformed U.S. Treasuries.

»	An out-of-benchmark allocation to agency debentures detracted from performance, as the sector outperformed, but security selection detracted from overall performance.

10	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
Class P - PMOPX
Administrative Class - PMAOX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	30.4%
Corporate Bonds & Notes	28.4%
U.S. Government Agencies	12.8%
Non-Agency Mortgage-Backed Securities	9.0%
Sovereign Issues	7.9%
Asset-Backed Securities	6.2%
Short-Term Instruments‡	3.5%
Other	1.8%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	0.54%	3.17%	5.38%	5.74%
PIMCO Moderate Duration Fund Class P	0.44%	3.06%	5.27%	5.63%
PIMCO Moderate Duration Fund Administrative	0.29%	2.91%	5.12%	5.48%
Barclays Intermediate Government/Credit Index	2.06%	3.01%	4.34%	5.03%
Lipper Short-Intermediate Investment Grade Debt Funds Average	0.73%	2.20%	3.57%	4.40%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, and 0.71% for Admin Class shares.

Investment Objective and Strategy Overview

»

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to investment grade corporate credit spread risk benefited relative performance, as spreads of these instruments widened.

»	Short Brazilian real versus the U.S. dollar, particularly during the first half of the period, benefited performance, as the real depreciated against the U.S. dollar.

»	Exposure to local interest rates in Mexico benefited performance, as the high carry from the position offset the drag from modestly rising rates.

»	Underweight U.S. duration via short interest rate swaps detracted from performance, as duration broadly rallied and U.S. dollar swaps outperformed U.S. Treasuries.

»	Short exposure to interest rates in the United Kingdom detracted from performance, as yields rose.

»	Short euro versus the U.S. dollar for most of the reporting period detracted from performance, as the currency appreciated relative to the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2016	11

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class D - PTMDX
Class P - PMRPX	Class A - PMRAX
Administrative Class - PMTAX	Class C - PMRCX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Government Agencies	85.0%
Short-Term Instruments‡	8.0%
Asset-Backed Securities	3.7%
Non-Agency Mortgage-Backed Securities	2.9%
Corporate Bonds & Notes	0.4%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	2.46%	3.65%	5.41%	5.98%
PIMCO Mortgage-Backed Securities Fund Class P	2.36%	3.55%	5.31%	5.88%
PIMCO Mortgage-Backed Securities Fund Administrative Class	2.20%	3.39%	5.15%	5.72%
PIMCO Mortgage-Backed Securities Fund Class D	2.05%	3.24%	4.99%	5.56%
PIMCO Mortgage-Backed Securities Fund Class A	2.05%	3.24%	4.99%	5.56%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(1.76)%	2.46%	4.59%	5.35%
PIMCO Mortgage-Backed Securities Fund Class C	1.29%	2.47%	4.21%	4.78%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	0.30%	2.47%	4.21%	4.78%
Barclays U.S. MBS Fixed Rate Index	2.44%	3.27%	4.88%	5.31%
Lipper U.S. Mortgage Funds Average	1.54%	3.32%	4.40%	4.54%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Yield curve positioning benefited relative performance, as the Fund was overweight the intermediate portion of the yield curve as intermediate U.S. Treasury rates rallied.

»	Exposure to agency collateralized mortgage obligation (“CMO”) positions benefited performance, as agency CMOs outperformed like-duration U.S. Treasuries.

»	Exposure to commercial mortgage-backed securities (“MBS”) benefited performance, as these securities outperformed like-duration U.S. Treasuries.

»	Underweight conventional 30-year MBS detracted from performance, as these securities outperformed like-duration U.S. Treasuries.

12	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities Fund

Institutional Class - PMZIX	Class A - PMZAX
Class P - PMZPX	Class C - PMZCX
Class D - PMZDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Government Agencies	43.4%
Non-Agency Mortgage-Backed Securities	26.1%
Asset-Backed Securities	18.4%
U.S. Treasury Obligations	7.0%
Short-Term Instruments‡	3.0%
Other	2.1%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities Fund Institutional Class	2.24%	6.65%
PIMCO Mortgage Opportunities Fund Class P	2.12%	6.54%
PIMCO Mortgage Opportunities Fund Class D	1.83%	6.23%
PIMCO Mortgage Opportunities Fund Class A	1.83%	6.22%
PIMCO Mortgage Opportunities Fund Class A (adjusted)	(1.95)%	5.05%
PIMCO Mortgage Opportunities Fund Class C	1.07%	5.44%
PIMCO Mortgage Opportunities Fund Class C (adjusted)	0.09%	5.44%
3 Month USD LIBOR Index	0.37%	0.30%
Lipper Absolute Return Funds Average	(4.01)%	1.73%*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.61% for Institutional Class shares, 0.71% for Class P shares, 1.01% for Class D shares, 1.01% for Class A shares and 1.76% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Mortgage Opportunities Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Yield curve positioning benefited performance, as the Fund has positive exposure to the intermediate portion of the yield curve as intermediate U.S. Treasury rates rallied.

»	Exposure to agency collateralized mortgage obligation (“CMO”) positions benefited performance, as agency CMOs outperformed like-duration U.S. Treasuries.

»	Exposure to the Ginnie Mae 30-year 3.5% MBS benefited performance, as these securities outperformed like-duration Treasuries.

»	Exposure to mortgage credit, including non-agency MBS and commercial MBS cash bonds benefited performance, as these securities outperformed like-duration U.S. Treasuries.

»	Exposure to senior collateralized loan obligations benefited absolute performance, as the sector generated positive total returns.

»	Synthetic CMBS (CMBX) positions detracted from performance, as spreads widened.

ANNUAL REPORT	MARCH 31, 2016	13

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
Class P - PMTPX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Government Agencies	33.5%
U.S. Treasury Obligations	24.2%
Corporate Bonds & Notes	18.6%
Non-Agency Mortgage-Backed Securities	14.1%
Short-Term Instruments‡	1.7%
Other	7.9%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	0.66%	3.18%	5.53%	6.39%
PIMCO Total Return Fund II Class P	0.55%	3.07%	5.43%	6.28%
PIMCO Total Return Fund II Administrative Class	0.40%	2.92%	5.27%	6.12%
Barclays U.S. Aggregate Index	1.96%	3.78%	4.90%	5.83%
Lipper Core Plus Bond Funds Average	0.04%	3.86%	5.00%	5.92%*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares and 0.75% for Administrative Class shares.

Investment Objective and Strategy Overview

»

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to investment grade corporate credit spread risk benefited relative performance, as spreads widened.

»	An allocation to non-agency mortgage-backed securities (“MBS”) benefited performance, as prices of these instruments generally moved higher.

»	Underweight U.S. duration via short interest rate swaps detracted from performance, as duration broadly rallied and U.S. dollar swaps outperformed U.S. Treasuries.

»	An overweight to agency MBS spread exposure detracted from relative performance, as spreads of these instruments widened.

14	PIMCO BOND FUNDS

PIMCO Total Return Fund III

Institutional Class - PTSAX	Administrative Class - PRFAX
Class P - PRAPX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	33.2%
U.S. Government Agencies	27.0%
Corporate Bonds & Notes	20.4%
Non-Agency Mortgage-Backed Securities	5.3%
Sovereign Issues	5.2%
Short-Term Instruments‡	1.3%
Other	7.6%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return Fund III Institutional Class	(0.04)%	3.22%	5.72%	6.99%
PIMCO Total Return Fund III Class P	(0.14)%	3.11%	5.62%	6.89%
PIMCO Total Return Fund III Administrative Class	(0.29)%	2.95%	5.46%	6.72%
Barclays U.S. Aggregate Index	1.96%	3.78%	4.90%	6.13%
Lipper Core Plus Bond Funds Average	0.04%	3.86%	5.00%	6.17%*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares, 0.61% for Class P shares and 0.76% for Administrative Class shares.

Investment Objective and Strategy Overview

»

PIMCO Total Return Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to investment grade corporate credit spread risk benefited relative performance, as spreads widened.

»	Short Brazilian real versus the U.S. dollar, particularly during the first half of the period, benefited performance, as the real depreciated against the U.S. dollar.

»	Exposure to local interest rates in Mexico benefited performance, as the high carry from the position offset the drag from modestly rising rates.

»	Underweight U.S. duration via short interest rate swaps detracted from performance, as duration broadly rallied and U.S. dollar swaps outperformed Treasuries.

»	Short exposure to interest rates in the United Kingdom detracted from performance, as yields fell.

»	A short euro versus the U.S. dollar position for most of the reporting period detracted from performance, as the euro appreciated against the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2016	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,099.60	$2.78	$1,000.00	$1,022.35	$2.68	0.53%
Class P	1,000.00	1,099.00	3.31	1,000.00	1,021.85	3.18	0.63
PIMCO GNMA Fund
Institutional Class	$1,000.00	$1,017.30	$2.57	$1,000.00	$1,022.45	$2.58	0.51%
Class P	1,000.00	1,016.80	3.08	1,000.00	1,021.95	3.08	0.61
Class D	1,000.00	1,015.30	4.58	1,000.00	1,020.45	4.60	0.91
Class A	1,000.00	1,015.30	4.58	1,000.00	1,020.45	4.60	0.91
Class C	1,000.00	1,011.50	8.35	1,000.00	1,016.70	8.37	1.66
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,054.50	$2.88	$1,000.00	$1,022.20	$2.83	0.56%
Class P	1,000.00	1,054.00	3.39	1,000.00	1,021.70	3.34	0.66
Class D	1,000.00	1,052.30	4.93	1,000.00	1,020.20	4.85	0.96

16	PIMCO BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,059.00	$2.75	$1,000.00	$1,022.33	$2.70	0.535%
Class P	1,000.00	1,058.50	3.27	1,000.00	1,021.83	3.21	0.635
Administrative Class	1,000.00	1,057.70	4.04	1,000.00	1,021.08	3.97	0.785
Class D	1,000.00	1,056.80	4.81	1,000.00	1,020.33	4.72	0.935
Class A	1,000.00	1,057.20	4.55	1,000.00	1,020.58	4.47	0.885
Class C	1,000.00	1,053.30	8.39	1,000.00	1,016.83	8.24	1.635
PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,016.30	$2.47	$1,000.00	$1,022.55	$2.48	0.49%
Class P	1,000.00	1,015.80	2.97	1,000.00	1,022.05	2.98	0.59
Administrative Class	1,000.00	1,015.10	3.73	1,000.00	1,021.30	3.74	0.74
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,016.30	$2.52	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,015.80	3.02	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,015.00	3.78	1,000.00	1,021.25	3.79	0.75
Class D	1,000.00	1,014.20	4.53	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,014.20	4.53	1,000.00	1,020.50	4.55	0.90
Class C	1,000.00	1,010.50	8.29	1,000.00	1,016.75	8.32	1.65
PIMCO Mortgage Opportunities Fund
Institutional Class	$1,000.00	$1,010.50	$3.52	$1,000.00	$1,021.50	$3.54	0.70%
Class P	1,000.00	1,009.70	4.02	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,008.40	5.52	1,000.00	1,019.50	5.55	1.10
Class A	1,000.00	1,008.40	5.52	1,000.00	1,019.50	5.55	1.10
Class C	1,000.00	1,004.60	9.27	1,000.00	1,015.75	9.32	1.85
PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,023.30	$2.93	$1,000.00	$1,022.10	$2.93	0.58%
Class P	1,000.00	1,022.80	3.44	1,000.00	1,021.60	3.44	0.68
Administrative Class	1,000.00	1,022.00	4.20	1,000.00	1,020.85	4.19	0.83
PIMCO Total Return Fund III
Institutional Class	$1,000.00	$1,020.70	$2.83	$1,000.00	$1,022.20	$2.83	0.56%
Class P	1,000.00	1,020.20	3.33	1,000.00	1,021.70	3.34	0.66
Administrative Class	1,000.00	1,019.50	4.09	1,000.00	1,020.95	4.09	0.81

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2016	17

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays GNMA Index	Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Barclays Intermediate Government/Credit Index	Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Barclays Long-Term Government/Credit Index	Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Barclays Long-Term Treasury Index	Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

Citi STRIPS Index, 20+ Year Sub-Index	Citi STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the Citi U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

* It is not possible to invest directly in an unmanaged index.

18	PIMCO BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2016	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)		Total Distributions

PIMCO Extended Duration Fund
Institutional Class
03/31/2016	$9.02	$0.22		$(0.19)	$0.03	$(0.26)	$(0.13)	$0.00		$(0.39)
03/31/2015	6.76	0.22		2.24	2.46	(0.20)	0.00	0.00		(0.20)
03/31/2014	7.82	0.22		(0.79)	(0.57)	(0.22)	(0.27)	0.00		(0.49)
03/31/2013	9.59	0.27		0.87	1.14	(0.26)	(2.65)	0.00		(2.91)
03/31/2012	7.49	0.32		2.96	3.28	(0.31)	(0.87)	0.00		(1.18)
Class P
03/31/2016	9.02	0.21		(0.19)	0.02	(0.25)	(0.13)	0.00		(0.38)
03/31/2015	6.76	0.21		2.25	2.46	(0.20)	0.00	0.00		(0.20)
03/31/2014	7.82	0.21		(0.79)	(0.58)	(0.21)	(0.27)	0.00		(0.48)
03/31/2013	9.59	0.27		0.86	1.13	(0.25)	(2.65)	0.00		(2.90)
03/31/2012	7.49	0.30		2.97	3.27	(0.30)	(0.87)	0.00		(1.17)

PIMCO GNMA Fund
Institutional Class
03/31/2016	$11.41	$0.18		$0.05	$0.23	$(0.27)	$0.00	$(0.01)		$(0.28)
03/31/2015	11.12	0.20		0.33	0.53	(0.24)	0.00	0.00		(0.24)
03/31/2014	11.54	0.18		(0.23)	(0.05)	(0.35)	(0.02)	(0.00	)^	(0.37)
03/31/2013	11.75	0.13		0.17	0.30	(0.33)	(0.18)	0.00		(0.51)
03/31/2012	11.42	0.21		0.72	0.93	(0.26)	(0.34)	0.00		(0.60)
Class P
03/31/2016	11.41	0.18		0.04	0.22	(0.26)	0.00	(0.01)		(0.27)
03/31/2015	11.12	0.20		0.32	0.52	(0.23)	0.00	0.00		(0.23)
03/31/2014	11.54	0.16		(0.22)	(0.06)	(0.34)	(0.02)	(0.00	)^	(0.36)
03/31/2013	11.75	0.12		0.17	0.29	(0.32)	(0.18)	0.00		(0.50)
03/31/2012	11.42	0.20		0.72	0.92	(0.25)	(0.34)	0.00		(0.59)
Class D
03/31/2016	11.41	0.14		0.04	0.18	(0.22)	0.00	(0.01)		(0.23)
03/31/2015	11.12	0.15		0.34	0.49	(0.20)	0.00	0.00		(0.20)
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
03/31/2012	11.42	0.16		0.72	0.88	(0.21)	(0.34)	0.00		(0.55)
Class A
03/31/2016	11.41	0.14		0.04	0.18	(0.22)	0.00	(0.01)		(0.23)
03/31/2015	11.12	0.15		0.34	0.49	(0.20)	0.00	0.00		(0.20)
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
03/31/2012	11.42	0.16		0.72	0.88	(0.21)	(0.34)	0.00		(0.55)
Class C
03/31/2016	11.41	0.05		0.05	0.10	(0.14)	0.00	(0.01)		(0.15)
03/31/2015	11.12	0.07		0.33	0.40	(0.11)	0.00	0.00		(0.11)
03/31/2014	11.54	0.05		(0.23)	(0.18)	(0.22)	(0.02)	(0.00	)^	(0.24)
03/31/2013	11.75	0.00	^	0.16	0.16	(0.19)	(0.18)	0.00		(0.37)
03/31/2012	11.42	0.08		0.72	0.80	(0.13)	(0.34)	0.00		(0.47)

PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2016	$12.30	$0.50		$(0.60)	$(0.10)	$(0.60)	$(0.31)	$0.00		$(0.91)
03/31/2015	11.07	0.48		1.21	1.69	(0.46)	0.00	0.00		(0.46)
03/31/2014	11.83	0.45		(0.64)	(0.19)	(0.44)	(0.13)	0.00		(0.57)
03/31/2013	11.54	0.47		0.72	1.19	(0.44)	(0.46)	0.00		(0.90)
03/31/2012	10.75	0.50		1.29	1.79	(0.49)	(0.51)	0.00		(1.00)
Class P
03/31/2016	12.30	0.49		(0.60)	(0.11)	(0.59)	(0.31)	0.00		(0.90)
03/31/2015	11.07	0.47		1.21	1.68	(0.45)	0.00	0.00		(0.45)
03/31/2014	11.83	0.44		(0.64)	(0.20)	(0.43)	(0.13)	0.00		(0.56)
03/31/2013	11.54	0.46		0.72	1.18	(0.43)	(0.46)	0.00		(0.89)
03/31/2012	10.75	0.49		1.29	1.78	(0.48)	(0.51)	0.00		(0.99)

Please see footnotes on page 26.

20	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.66	0.76%	$400,312	0.53%	0.50%	2.73%	96%
9.02	36.91	394,852	0.51	0.50	2.80	68
6.76	(6.84)	249,671	0.51	0.50	3.22	89
7.82	10.35	251,318	0.54	0.50	2.69	113
9.59	43.47	305,425	0.50	0.50	3.41	355

8.66	0.66	60,581	0.63	0.60	2.60	96
9.02	36.78	25,862	0.61	0.60	2.69	68
6.76	(6.93)	27,454	0.61	0.60	3.12	89
7.82	10.24	16,320	0.64	0.60	2.55	113
9.59	43.33	73,634	0.60	0.60	3.12	355

$11.36	2.04%	$347,336	0.50%	0.50%	1.62%	1,609%
11.41	4.85	314,908	0.50	0.50	1.79	1,880
11.12	(0.45)	302,964	0.50	0.50	1.59	1,212
11.54	2.59	486,148	0.51	0.50	1.14	1,502
11.75	8.27	660,966	0.50	0.50	1.77	2,397

11.36	1.94	90,151	0.60	0.60	1.56	1,609
11.41	4.74	59,958	0.60	0.60	1.73	1,880
11.12	(0.55)	53,095	0.60	0.60	1.47	1,212
11.54	2.49	110,566	0.61	0.60	1.05	1,502
11.75	8.16	114,939	0.60	0.60	1.66	2,397

11.36	1.63	101,997	0.90	0.90	1.22	1,609
11.41	4.43	104,653	0.90	0.90	1.37	1,880
11.12	(0.85)	121,340	0.90	0.90	1.17	1,212
11.54	2.18	219,259	0.91	0.90	0.74	1,502
11.75	7.84	295,028	0.90	0.90	1.38	2,397

11.36	1.63	232,328	0.90	0.90	1.20	1,609
11.41	4.43	265,934	0.90	0.90	1.37	1,880
11.12	(0.85)	334,991	0.90	0.90	1.20	1,212
11.54	2.18	583,927	0.91	0.90	0.75	1,502
11.75	7.84	706,763	0.90	0.90	1.39	2,397

11.36	0.88	91,958	1.65	1.65	0.45	1,609
11.41	3.65	109,530	1.65	1.65	0.62	1,880
11.12	(1.58)	137,233	1.65	1.65	0.42	1,212
11.54	1.42	275,788	1.66	1.65	0.01	1,502
11.75	7.03	289,101	1.65	1.65	0.66	2,397

$11.29	(0.40)%	$2,949,533	0.55%	0.50%	4.38%	59%
12.30	15.52	4,376,514	0.52	0.50	4.09	76
11.07	(1.46)	4,704,179	0.51	0.50	4.12	70
11.83	10.36	6,669,123	0.53	0.50	3.86	81
11.54	16.91	5,815,733	0.50	0.50	4.33	219

11.29	(0.50)	11,164	0.65	0.60	4.27	59
12.30	15.40	19,954	0.62	0.60	4.00	76
11.07	(1.56)	12,376	0.61	0.60	4.02	70
11.83	10.25	21,240	0.63	0.60	3.75	81
11.54	16.79	12,896	0.60	0.60	4.20	219

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2016	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Long Duration Total Return Fund (Cont.)
Class D
03/31/2016	$12.30	$0.45	$(0.59)	$(0.14)	$(0.56)	$(0.31)	$0.00	$(0.87)
10/31/2014 - 03/31/2015	11.73	0.20	0.55	0.75	(0.18)	0.00	0.00	(0.18)

PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2016	$11.49	$0.30	$(0.46)	$(0.16)	$(0.27)	$(4.62)	$0.00	$(4.89)
03/31/2015	9.79	0.30	1.67	1.97	(0.27)	0.00	0.00	(0.27)
03/31/2014	10.78	0.29	(0.81)	(0.52)	(0.29)	(0.18)	0.00	(0.47)
03/31/2013	10.89	0.30	0.65	0.95	(0.29)	(0.77)	0.00	(1.06)
03/31/2012	10.39	0.36	1.97	2.33	(0.36)	(1.47)	0.00	(1.83)
Class P
03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)
03/31/2015	9.79	0.29	1.67	1.96	(0.26)	0.00	0.00	(0.26)
03/31/2014	10.78	0.29	(0.82)	(0.53)	(0.28)	(0.18)	0.00	(0.46)
03/31/2013	10.89	0.30	0.64	0.94	(0.28)	(0.77)	0.00	(1.05)
03/31/2012	10.39	0.35	1.97	2.32	(0.35)	(1.47)	0.00	(1.82)
Administrative Class
03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)
03/31/2015	9.79	0.28	1.66	1.94	(0.24)	0.00	0.00	(0.24)
03/31/2014	10.78	0.27	(0.82)	(0.55)	(0.26)	(0.18)	0.00	(0.44)
03/31/2013	10.89	0.28	0.64	0.92	(0.26)	(0.77)	0.00	(1.03)
03/31/2012	10.39	0.33	1.97	2.30	(0.33)	(1.47)	0.00	(1.80)
Class D
03/31/2016	11.49	0.19	(0.39)	(0.20)	(0.23)	(4.62)	0.00	(4.85)
10/31/2014 - 03/31/2015	10.61	0.11	0.85	0.96	(0.08)	0.00	0.00	(0.08)
Class A
03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)
03/31/2015	9.79	0.26	1.67	1.93	(0.23)	0.00	0.00	(0.23)
03/31/2014	10.78	0.26	(0.82)	(0.56)	(0.25)	(0.18)	0.00	(0.43)
03/31/2013	10.89	0.26	0.65	0.91	(0.25)	(0.77)	0.00	(1.02)
03/31/2012	10.39	0.32	1.97	2.29	(0.32)	(1.47)	0.00	(1.79)
Class C
03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)
03/31/2015	9.79	0.18	1.67	1.85	(0.15)	0.00	0.00	(0.15)
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)
03/31/2012	10.39	0.23	1.98	2.21	(0.24)	(1.47)	0.00	(1.71)

PIMCO Moderate Duration Fund
Institutional Class
03/31/2016	$10.53	$0.27	$(0.21)	$0.06	$(0.28)	$(0.18)	$0.00	$(0.46)
03/31/2015	10.63	0.20	0.19	0.39	(0.35)	(0.14)	0.00	(0.49)
03/31/2014	10.89	0.17	(0.14)	0.03	(0.20)	(0.09)	0.00	(0.29)
03/31/2013	10.74	0.23	0.49	0.72	(0.32)	(0.25)	0.00	(0.57)
03/31/2012	10.69	0.23	0.25	0.48	(0.26)	(0.17)	0.00	(0.43)
Class P
03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)
03/31/2015	10.63	0.19	0.19	0.38	(0.34)	(0.14)	0.00	(0.48)
03/31/2014	10.89	0.16	(0.14)	0.02	(0.19)	(0.09)	0.00	(0.28)
03/31/2013	10.74	0.22	0.49	0.71	(0.31)	(0.25)	0.00	(0.56)
03/31/2012	10.69	0.22	0.25	0.47	(0.25)	(0.17)	0.00	(0.42)
Administrative Class
07/24/2015 - 03/31/2016	10.39	0.13	(0.06)	0.07	(0.15)	(0.18)	0.00	(0.33)

Please see footnotes on page 26.

22	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$11.29	(0.80)%	$683	0.95%		0.90%		3.97%		59%
12.30	6.37	9,164	0.92	*	0.90	*	3.75	*	76

$6.44	1.82%	$304,991	0.535%		0.475%		3.23%		101%
11.49	20.35	318,988	0.495		0.475		2.77		244
9.79	(4.67)	523,326	0.485		0.475		2.89		100
10.78	8.49	1,546,068	0.505		0.475		2.63		143
10.89	22.39	812,883	0.485		0.475		3.14		426

6.44	1.72	82,647	0.635		0.575		3.11		101
11.49	20.23	81,521	0.595		0.575		2.73		244
9.79	(4.77)	73,906	0.585		0.575		3.00		100
10.78	8.38	40,134	0.605		0.575		2.52		143
10.89	22.27	403,440	0.585		0.575		3.03		426

6.44	1.57	27,613	0.785		0.725		3.00		101
11.49	20.05	54,522	0.745		0.725		2.60		244
9.79	(4.91)	51,473	0.735		0.725		2.74		100
10.78	8.26	66,872	0.755		0.725		2.39		143
10.89	22.09	70,022	0.735		0.725		2.87		426

6.44	1.41	10,174	0.935		0.875		2.63		101
11.49	9.07	1,286	0.895	*	0.875	*	1.91	*	244

6.44	1.47	159,606	0.885		0.825		2.88		101
11.49	19.93	198,176	0.845		0.825		2.49		244
9.79	(5.01)	175,700	0.835		0.825		2.63		100
10.78	8.11	208,077	0.855		0.825		2.26		143
10.89	21.96	228,297	0.835	(c)	0.825	(c)	2.76		426

6.44	0.71	32,026	1.635		1.575		2.11		101
11.49	19.05	35,839	1.595		1.575		1.73		244
9.79	(5.71)	25,865	1.585		1.575		1.82		100
10.78	7.31	68,538	1.605		1.575		1.52		143
10.89	21.06	64,297	1.585	(c)	1.575	(c)	1.99		426

$10.13	0.54%	$1,463,730	0.48%		0.46%		2.61%		217%
10.53	3.75	1,709,990	0.46		0.46		1.85		254
10.63	0.31	2,433,490	0.46		0.46		1.56		237
10.89	6.84	2,666,070	0.46		0.46		2.08		373
10.74	4.54	2,505,387	0.46		0.46		2.17		391

10.13	0.44	6,800	0.58		0.56		2.46		217
10.53	3.65	5,285	0.56		0.56		1.79		254
10.63	0.20	13,298	0.56		0.56		1.51		237
10.89	6.73	31,824	0.56		0.56		2.00		373
10.74	4.44	36,425	0.56		0.56		2.08		391

10.13	0.66	9,304	0.73	*	0.71	*	1.87	*	217

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2016	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2016	$10.57	$0.18	$0.08	$0.26	$(0.27)	$0.00	$0.00	$(0.27)
03/31/2015	10.29	0.20	0.36	0.56	(0.27)	0.00	(0.01)	(0.28)
03/31/2014	10.58	0.13	(0.11)	0.02	(0.24)	(0.05)	(0.02)	(0.31)
03/31/2013	10.66	0.10	0.31	0.41	(0.37)	(0.12)	0.00	(0.49)
03/31/2012	10.62	0.24	0.41	0.65	(0.30)	(0.31)	0.00	(0.61)
Class P
03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)
03/31/2015	10.29	0.19	0.36	0.55	(0.26)	0.00	(0.01)	(0.27)
03/31/2014	10.58	0.11	(0.10)	0.01	(0.23)	(0.05)	(0.02)	(0.30)
03/31/2013	10.66	0.10	0.30	0.40	(0.36)	(0.12)	0.00	(0.48)
03/31/2012	10.62	0.22	0.41	0.63	(0.28)	(0.31)	0.00	(0.59)
Administrative Class
03/31/2016	10.57	0.14	0.09	0.23	(0.24)	0.00	0.00	(0.24)
03/31/2015	10.29	0.17	0.36	0.53	(0.24)	0.00	(0.01)	(0.25)
03/31/2014	10.58	0.12	(0.12)	0.00	(0.22)	(0.05)	(0.02)	(0.29)
03/31/2013	10.66	0.09	0.30	0.39	(0.35)	(0.12)	0.00	(0.47)
03/31/2012	10.62	0.22	0.40	0.62	(0.27)	(0.31)	0.00	(0.58)
Class D
03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
Class A
03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
Class C
03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)
03/31/2015	10.29	0.08	0.36	0.44	(0.15)	0.00	(0.01)	(0.16)
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)
03/31/2013	10.66	(0.02)	0.31	0.29	(0.25)	(0.12)	0.00	(0.37)
03/31/2012	10.62	0.12	0.40	0.52	(0.17)	(0.31)	0.00	(0.48)

PIMCO Mortgage Opportunities Fund
Institutional Class
03/31/2016	$11.15	$0.40	$(0.15)	$0.25	$(0.46)	$0.00	$0.00	$(0.46)
03/31/2015	11.06	0.35	0.14	0.49	(0.40)	0.00	0.00	(0.40)
03/31/2014	11.13	0.39	0.00	0.39	(0.44)	(0.02)	0.00	(0.46)
10/22/2012 - 03/31/2013	10.00	0.14	1.14	1.28	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)
03/31/2015	11.06	0.34	0.14	0.48	(0.39)	0.00	0.00	(0.39)
03/31/2014	11.13	0.34	0.04	0.38	(0.43)	(0.02)	0.00	(0.45)
10/22/2012 - 03/31/2013	10.00	0.15	1.12	1.27	(0.14)	0.00	0.00	(0.14)
Class D
03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.32	0.03	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.12	1.14	1.26	(0.13)	0.00	0.00	(0.13)
Class A
03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.34	0.01	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.14	1.12	1.26	(0.13)	0.00	0.00	(0.13)

Please see footnotes on page 26.

24	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.56	2.46%	$118,641	0.50%		0.50%		1.75%		1,930%
10.57	5.49	103,968	0.50		0.50		1.90		1,501
10.29	0.23	111,544	0.50		0.50		1.29		1,021
10.58	3.93	252,445	0.50		0.50		0.96		1,226
10.66	6.27	197,818	0.50		0.50		2.24		1,322

10.56	2.36	9,898	0.60		0.60		1.65		1,930
10.57	5.38	8,150	0.60		0.60		1.82		1,501
10.29	0.12	8,679	0.60		0.60		1.09		1,021
10.58	3.82	36,644	0.60		0.60		0.89		1,226
10.66	6.17	42,441	0.60		0.60		2.04		1,322

10.56	2.20	4,565	0.75		0.75		1.36		1,930
10.57	5.22	13,760	0.75		0.75		1.63		1,501
10.29	(0.02)	35,186	0.75		0.75		1.19		1,021
10.58	3.67	42,414	0.75		0.75		0.81		1,226
10.66	6.01	72,356	0.75		0.75		2.00		1,322

10.56	2.05	42,506	0.90		0.90		1.36		1,930
10.57	5.07	37,068	0.90		0.90		1.52		1,501
10.29	(0.17)	55,106	0.90		0.90		0.96		1,021
10.58	3.51	86,378	0.90		0.90		0.62		1,226
10.66	5.85	107,224	0.90		0.90		1.85		1,322

10.56	2.05	29,497	0.90		0.90		1.34		1,930
10.57	5.07	28,247	0.90		0.90		1.52		1,501
10.29	(0.17)	38,798	0.90		0.90		0.93		1,021
10.58	3.51	77,316	0.90		0.90		0.61		1,226
10.66	5.85	87,646	0.90		0.90		1.85		1,322

10.56	1.29	11,143	1.65		1.65		0.59		1,930
10.57	4.28	11,110	1.65		1.65		0.77		1,501
10.29	(0.92)	13,782	1.65		1.65		0.23		1,021
10.58	2.75	22,257	1.65		1.65		(0.15)		1,226
10.66	5.06	25,629	1.65		1.65		1.11		1,322

$10.94	2.24%	$1,400,621	0.69%		0.60%		3.60%		1,146%
11.15	4.47	1,183,060	0.61		0.60		3.15		1,133
11.06	3.59	1,104,355	0.61		0.60		3.58		736
11.13	12.79	328,002	0.62	*	0.60	*	2.97	*	427

10.94	2.12	542,161	0.79		0.70		3.71		1,146
11.15	4.36	90,964	0.71		0.70		3.05		1,133
11.06	3.49	11,550	0.71		0.70		3.05		736
11.13	12.74	11,097	0.72	*	0.70	*	3.01	*	427

10.94	1.83	69,778	1.09		1.00		3.29		1,146
11.15	4.05	35,899	1.01		1.00		2.74		1,133
11.06	3.18	34,083	1.01		1.00		2.88		736
11.13	12.59	42,136	1.02	*	1.00	*	2.38	*	427

10.94	1.83	52,249	1.09		1.00		3.28		1,146
11.15	4.05	19,566	1.01		1.00		2.78		1,133
11.06	3.18	19,063	1.01		1.00		3.11		736
11.13	12.57	4,653	1.02	*	1.00	*	2.79	*	427

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2016	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Mortgage Opportunities Fund (Cont.)
Class C
03/31/2016	$11.15	$0.28	$(0.16)	$0.12	$(0.33)	$0.00	$0.00	$(0.33)
03/31/2015	11.06	0.23	0.13	0.36	(0.27)	0.00	0.00	(0.27)
03/31/2014	11.13	0.26	0.00	0.26	(0.31)	(0.02)	0.00	(0.33)
10/22/2012 - 03/31/2013	10.00	0.09	1.13	1.22	(0.09)	0.00	0.00	(0.09)

PIMCO Total Return Fund II
Institutional Class
03/31/2016	$10.30	$0.27	$(0.22)	$0.05	$(0.27)	$(0.40)	$0.00	$(0.67)
03/31/2015	10.29	0.19	0.25	0.44	(0.25)	(0.18)	0.00	(0.43)
03/31/2014	10.65	0.20	(0.31)	(0.11)	(0.20)	(0.05)	0.00	(0.25)
03/31/2013	10.70	0.25	0.41	0.66	(0.26)	(0.45)	0.00	(0.71)
03/31/2012	10.37	0.27	0.34	0.61	(0.28)	0.00	0.00	(0.28)
Class P
03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)
03/31/2015	10.29	0.18	0.25	0.43	(0.24)	(0.18)	0.00	(0.42)
03/31/2014	10.65	0.19	(0.31)	(0.12)	(0.19)	(0.05)	0.00	(0.24)
03/31/2013	10.70	0.23	0.42	0.65	(0.25)	(0.45)	0.00	(0.70)
03/31/2012	10.37	0.26	0.34	0.60	(0.27)	0.00	0.00	(0.27)
Administrative Class
03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)
03/31/2015	10.29	0.17	0.24	0.41	(0.22)	(0.18)	0.00	(0.40)
03/31/2014	10.65	0.17	(0.31)	(0.14)	(0.17)	(0.05)	0.00	(0.22)
03/31/2013	10.70	0.22	0.42	0.64	(0.24)	(0.45)	0.00	(0.69)
03/31/2012	10.37	0.24	0.34	0.58	(0.25)	0.00	0.00	(0.25)

PIMCO Total Return Fund III
Institutional Class
03/31/2016	$9.48	$0.29	$(0.30)	$(0.01)	$(0.27)	$(0.14)	$(0.02)	$(0.43)
03/31/2015	9.46	0.19	0.34	0.53	(0.42)	(0.09)	0.00	(0.51)
03/31/2014	9.88	0.17	(0.29)	(0.12)	(0.19)	(0.11)	0.00	(0.30)
03/31/2013	9.76	0.23	0.47	0.70	(0.34)	(0.24)	0.00	(0.58)
03/31/2012	9.64	0.27	0.18	0.45	(0.33)	0.00	0.00	(0.33)
Class P
03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)
03/31/2015	9.46	0.18	0.33	0.51	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	9.88	0.15	(0.28)	(0.13)	(0.18)	(0.11)	0.00	(0.29)
03/31/2013	9.76	0.22	0.47	0.69	(0.33)	(0.24)	0.00	(0.57)
03/31/2012	9.64	0.26	0.19	0.45	(0.33)	0.00	0.00	(0.33)
Administrative Class
03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)
03/31/2015	9.46	0.17	0.33	0.50	(0.39)	(0.09)	0.00	(0.48)
03/31/2014	9.88	0.14	(0.29)	(0.15)	(0.16)	(0.11)	0.00	(0.27)
03/31/2013	9.76	0.21	0.46	0.67	(0.31)	(0.24)	0.00	(0.55)
03/31/2012	9.64	0.24	0.19	0.43	(0.31)	0.00	0.00	(0.31)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

26	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.94	1.07%	$23,035	1.84%	1.75%	2.54%	1,146%
11.15	3.28	9,313	1.76	1.75	2.03	1,133
11.06	2.40	4,922	1.76	1.75	2.33	736
11.13	12.23	2,007	1.77 *	1.75 *	1.82 *	427

$9.68	0.66%	$774,684	0.56%	0.50%	2.76%	516%
10.30	4.30	1,048,223	0.50	0.50	1.86	363
10.29	(1.05)	2,591,315	0.50	0.50	1.89	353
10.65	6.23	3,026,082	0.50	0.50	2.26	374
10.70	5.95	3,329,568	0.50	0.50	2.55	647

9.68	0.55	10,534	0.66	0.60	2.76	516
10.30	4.19	11,371	0.60	0.60	1.75	363
10.29	(1.15)	11,878	0.60	0.60	1.79	353
10.65	6.13	17,169	0.60	0.60	2.14	374
10.70	5.84	16,145	0.60	0.60	2.45	647

9.68	0.40	13,754	0.81	0.75	2.53	516
10.30	4.04	21,822	0.75	0.75	1.60	363
10.29	(1.30)	53,896	0.75	0.75	1.64	353
10.65	5.97	69,577	0.75	0.75	2.00	374
10.70	5.68	84,512	0.75	0.75	2.30	647

$9.04	(0.04)%	$950,316	0.55%	0.50%	3.22%	454%
9.48	5.68	1,142,618	0.51	0.50	2.00	291
9.46	(1.29)	2,989,171	0.50	0.50	1.73	316
9.88	7.19	3,853,810	0.50	0.50	2.34	376
9.76	4.81	3,582,497	0.50	0.50	2.78	522

9.04	(0.14)	50,953	0.65	0.60	3.10	454
9.48	5.56	51,653	0.61	0.60	1.92	291
9.46	(1.39)	113,883	0.60	0.60	1.61	316
9.88	7.08	111,523	0.60	0.60	2.20	376
9.76	4.71	66,045	0.60	0.60	2.68	522

9.04	(0.29)	57,746	0.80	0.75	3.00	454
9.48	5.40	90,842	0.76	0.75	1.76	291
9.46	(1.54)	113,748	0.75	0.75	1.47	316
9.88	6.93	119,239	0.75	0.75	2.09	376
9.76	4.55	101,645	0.75	0.75	2.53	522

ANNUAL REPORT	MARCH 31, 2016	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Assets:
Investments, at value
Investments in securities*	$514,744	$1,553,160	$3,422,883	$687,438
Investments in Affiliates	2,735	136,929	176	146
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	31	751	260
Over the counter	781	36	6,392	740
Cash	1	908	0	1
Deposits with counterparty	1,081	543	4,106	1,857
Foreign currency, at value	32	0	440	0
Receivable for investments sold	29	13,827	153,037	803
Receivable for TBA investments sold	0	925,838	20,062	0
Receivable for Fund shares sold	426	1,048	2,618	1,017
Interest and/or dividends receivable	647	2,253	29,212	3,548
Dividends receivable from Affiliates	1	39	11	12
Other assets	0	1	0	4
Total Assets	520,477	2,634,613	3,639,688	695,826

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$58,643	$9,188	$594,217	$72,828
Payable for sale-buyback transactions	0	0	17,269	2,659
Payable for short sales	0	391,485	20,092	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	119	137	887	173
Over the counter	482	37	5,841	704
Payable for investments purchased	28	358	296	38
Payable for investments in Affiliates purchased	1	39	11	12
Payable for TBA investments purchased	0	1,364,619	0	0
Deposits from counterparty	0	3,038	6,571	757
Payable for Fund shares redeemed	71	1,240	31,699	1,117
Dividends payable	37	128	157	135
Accrued investment advisory fees	98	182	631	118
Accrued supervisory and administrative fees	104	243	632	157
Accrued distribution fees	0	80	0	28
Accrued servicing fees	0	68	0	42
Other liabilities	1	1	5	1
Total Liabilities	59,584	1,770,843	678,308	78,769

Net Assets	$460,893	$863,770	$2,961,380	$617,057

Net Assets Consist of:
Paid in capital	$413,751	$898,379	$2,706,394	$691,605
Undistributed (overdistributed) net investment income	(372)	64	(675)	14,412
Accumulated undistributed net realized gain (loss)	1,646	(31,172)	37,703	(126,370)
Net unrealized appreciation (depreciation)	45,868	(3,501)	217,958	37,410
	$460,893	$863,770	$2,961,380	$617,057

Cost of investments in securities	$468,998	$1,551,028	$3,199,430	$649,678
Cost of investments in Affiliates	$2,735	$136,905	$176	$146
Cost of foreign currency held	$33	$0	$436	$0
Proceeds received on short sales	$0	$389,526	$20,062	$0
Cost or premiums of financial derivative instruments, net	$4	$987	$(325)	$(210)

* Includes repurchase agreements of:	$516	$0	$553	$2,991

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III

$1,567,049	$361,232	$3,130,506	$1,152,999	$1,489,266
52,084	31,477	64,673	17,961	5,178

2,218	0	591	694	779
28,643	1	3,309	534	30,717
786	669	594	3,307	656
6,261	646	3,639	5,180	1,954
4,209	0	2,744	0	2,234
242	16,030	178,502	4	100
141,997	299,045	938,872	211,514	206,206
2,501	260	4,061	220	381
9,425	661	8,297	5,294	9,587
18	11	33	6	0
0	0	11	0	0
1,815,433	710,032	4,335,832	1,397,713	1,747,058

$40,177	$0	$129,559	$90,608	$107,298
0	0	274,356	0	4,763
48,134	49,677	446,336	4,559	0

2,506	80	1,420	1,349	1,984
22,413	7	33,423	2,415	14,133
10,333	7,390	20,437	0	16,654
18	11	33	6	0
192,102	436,344	1,326,255	490,332	517,542
17,561	0	6,397	653	23,816
1,488	131	7,429	8,322	1,177
298	14	1,165	150	210
307	46	619	170	223
258	57	507	171	227
2	17	29	3	13
0	8	16	0	0
2	0	7	3	3
335,599	493,782	2,247,988	598,741	688,043

$1,479,834	$216,250	$2,087,844	$798,972	$1,059,015

$1,517,484	$224,183	$2,101,323	$789,457	$1,072,058
(15,254)	215	12,578	4,239	(25,716)
(19,789)	(11,703)	(22,491)	(5,593)	(682)
(2,607)	3,555	(3,566)	10,869	13,355
$1,479,834	$216,250	$2,087,844	$798,972	$1,059,015

$1,549,426	$357,169	$3,091,270	$1,119,522	$1,460,055
$52,079	$31,470	$64,660	$17,958	$5,178
$4,211	$0	$2,729	$0	$2,243
$48,026	$49,490	$443,402	$4,551	$0
$(3,455)	$(15)	$(8,885)	$(3,465)	$(3,634)

$2,731	$0	$375	$0	$4,226

ANNUAL REPORT	MARCH 31, 2016	29

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands†, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Net Assets:
Institutional Class	$400,312	$347,336	$2,949,533	$304,991
Class P	60,581	90,151	11,164	82,647
Administrative Class	NA	NA	NA	27,613
Class D	NA	101,997	683	10,174
Class A	NA	232,328	NA	159,606
Class C	NA	91,958	NA	32,026

Shares Issued and Outstanding:
Institutional Class	46,199	30,558	261,299	47,338
Class P	6,991	7,931	989	12,828
Administrative Class	NA	NA	NA	4,286
Class D	NA	8,973	61	1,579
Class A	NA	20,440	NA	24,773
Class C	NA	8,090	NA	4,971

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$8.66	$11.36	$11.29	$6.44
Class P	8.66	11.36	11.29	6.44
Administrative Class	NA	NA	NA	6.44
Class D	NA	11.36	11.29	6.44
Class A	NA	11.36	NA	6.44
Class C	NA	11.36	NA	6.44

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

30	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III

$1,463,730	$118,641	$1,400,621	$774,684	$950,316
6,800	9,898	542,161	10,534	50,953
9,304	4,565	NA	13,754	57,746
NA	42,506	69,778	NA	NA
NA	29,497	52,249	NA	NA
NA	11,143	23,035	NA	NA

144,508	11,230	128,016	80,010	105,125
671	937	49,553	1,088	5,636
919	432	NA	1,421	6,389
NA	4,024	6,378	NA	NA
NA	2,792	4,776	NA	NA
NA	1,055	2,105	NA	NA

$10.13	$10.56	$10.94	$9.68	$9.04
10.13	10.56	10.94	9.68	9.04
10.13	10.56	NA	9.68	9.04
NA	10.56	10.94	NA	NA
NA	10.56	10.94	NA	NA
NA	10.56	10.94	NA	NA

ANNUAL REPORT	MARCH 31, 2016	31

Statements of Operations

Year Ended March 31, 2016
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Investment Income:
Interest	$11,762	$16,649	$183,596	$25,840
Dividends	0	0	1,456	0
Dividends from Investments in Affiliates	18	972	308	148
Total Income	11,780	17,621	185,360	25,988

Expenses:
Investment advisory fees	905	2,078	9,419	1,556
Supervisory and administrative fees	939	2,805	9,444	2,021
Distribution and/or servicing fees - Administrative Class	0	0	0	101
Distribution and/or servicing fees - Class D	0	254	14	17
Distribution fees - Class C	0	741	0	218
Servicing fees - Class A	0	595	0	435
Servicing fees - Class C	0	247	0	73
Dividends on short sales	0	6	0	0
Trustee fees	2	4	21	5
Interest expense	107	21	1,793	396
Miscellaneous expense	0	0	17	0
Total Expenses	1,953	6,751	20,708	4,822

Net Investment Income	9,827	10,870	164,652	21,166

Net Realized Gain (Loss):
Investments in securities	28,211	10,927	84,376	31,746
Investments in Affiliates	4	(2,192)	13	(20)
Exchange-traded or centrally cleared financial derivative instruments	48	(1,337)	5,397	(2,961)
Over the counter financial derivative instruments	108	1,166	9,026	966
Short sales	0	(9)	0	0
Foreign currency	37	0	1,065	0

Net Realized Gain (Loss)	28,408	8,555	99,877	29,731

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(36,729)	(3,486)	(351,528)	(45,834)
Investments in Affiliates	(1)	2,107	(11)	(2)
Exchange-traded or centrally cleared financial derivative instruments	436	(2,716)	467	3,446
Over the counter financial derivative instruments	135	(49)	(5,590)	(270)
Short sales	0	(639)	0	0
Foreign currency assets and liabilities	0	0	31	0

Net Change in Unrealized (Depreciation)	(36,159)	(4,783)	(356,631)	(42,660)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,076	$14,642	$(92,102)	$8,237

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III

$48,177	$4,452	$68,365	$29,319	$40,781
543	0	4,745	578	1,224
94	221	972	296	106
48,814	4,673	74,082	30,193	42,111

3,949	521	5,973	2,276	2,798
3,324	652	4,769	2,283	2,845
12	25	0	42	164
0	108	133	0	0
0	79	120	0	0
0	71	79	0	0
0	27	40	0	0
0	0	0	0	0
9	1	8	5	6
326	1	1,541	544	525
2	0	8	4	2
7,622	1,485	12,671	5,154	6,340

41,192	3,188	61,411	25,039	35,771

(19,510)	2,146	(1,345)	16,137	(22,301)
(45)	(53)	(305)	(245)	(80)
(20,634)	(111)	(117)	(20,013)	(9,177)
48,498	676	12,573	3,253	44,275
0	29	(932)	0	0
2,443	0	733	0	3,266

10,752	2,687	10,607	(868)	15,983

(7,506)	(886)	11,075	(22,795)	7,842
5	9	(7)	3	0
920	(349)	(23,830)	1,604	(18,325)
(39,233)	75	(22,271)	(1,116)	(44,934)
0	47	(678)	0	0
(46)	0	21	0	22

(45,860)	(1,104)	(35,690)	(22,304)	(55,395)

$6,084	$4,771	$36,328	$1,867	$(3,641)

ANNUAL REPORT	MARCH 31, 2016	33

Statements of Changes in Net Assets

	PIMCO Extended Duration Fund		PIMCO GNMA Fund		PIMCO Long Duration Total Return Fund		PIMCO Long-Term U.S. Government Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$9,827	$9,828	$10,870	$13,039	$164,652	$200,892	$21,166	$60,597
Net realized gain (loss)	28,408	21,963	8,555	18,145	99,877	170,071	29,731	264,913
Net change in unrealized appreciation (depreciation)	(36,159)	79,754	(4,783)	9,013	(356,631)	323,822	(42,660)	91,089

Net Increase (Decrease) in Net Assets Resulting from Operations	2,076	111,545	14,642	40,197	(92,102)	694,785	8,237	416,599

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(10,444)	(8,519)	(7,573)	(6,710)	(196,785)	(191,825)	(10,383)	(46,552)
Class P	(1,101)	(583)	(1,577)	(1,383)	(833)	(606)	(2,148)	(1,829)
Administrative Class	0	0	0	0	0	0	(1,044)	(1,253)
Class D	0	0	(1,981)	(1,993)	(268)	(48)	(155)	(3)
Class A	0	0	(4,579)	(5,235)	0	0	(4,336)	(4,004)
Class B	0	0	0	(12)^	0	0	0	(6)^
Class C	0	0	(1,158)	(1,231)	0	0	(503)	(380)
From net realized capital gains(a)
Institutional Class	(6,021)	0	0	0	(91,572)	0	(100,917)	0
Class P	(702)	0	0	0	(360)	0	(33,737)	0
Administrative Class	0	0	0	0	0	0	(11,304)	0
Class D	0	0	0	0	(149)	0	(428)	0
Class A	0	0	0	0	0	0	(53,713)	0
Class C	0	0	0	0	0	0	(10,772)	0
Tax basis return of capital(a)
Institutional Class	0	0	(384)	0	0	0	0	0
Class P	0	0	(83)	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	(121)	0	0	0	0	0
Class A	0	0	(283)	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	(117)	0	0	0	0	0

Total Distributions	(18,268)	(9,102)	(17,856)	(16,564)	(289,967)	(192,479)	(229,440)	(54,027)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	56,371	41,146	12,001	(121,239)	(1,062,183)	(813,229)	147,928	(523,067)

Total Increase (Decrease) in Net Assets	40,179	143,589	8,787	(97,606)	(1,444,252)	(310,923)	(73,275)	(160,495)

Net Assets:
Beginning of year	420,714	277,125	854,983	952,589	4,405,632	4,716,555	690,332	850,827
End of year*	$460,893	$420,714	$863,770	$854,983	$2,961,380	$4,405,632	$617,057	$690,332

* Including undistributed (overdistributed) net investment income of:	$(372)	$1,808	$64	$229	$(675)	$30,058	$14,412	$12,779

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

34	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund III

Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

$41,192	$41,240	$3,188	$3,704	$61,411	$40,531	$25,039	$36,349	$35,771	$47,672
10,752	49,056	2,687	5,179	10,607	8,395	(868)	76,338	15,983	45,606
(45,860)	(11,389)	(1,104)	2,697	(35,690)	7,439	(22,304)	(29,936)	(55,395)	33,250

6,084	78,907	4,771	11,580	36,328	56,365	1,867	82,751	(3,641)	126,528

(42,416)	(69,814)	(2,754)	(2,515)	(52,135)	(42,102)	(24,616)	(42,304)	(30,572)	(75,856)
(169)	(249)	(200)	(206)	(16,243)	(1,856)	(195)	(254)	(1,363)	(3,330)
(89)	0	(204)	(489)	0	0	(426)	(976)	(1,844)	(4,483)
0	0	(941)	(1,054)	(2,149)	(1,147)	0	0	0	0
0	0	(603)	(720)	(1,251)	(555)	0	0	0	0
0	0	0	(2)^	0	0	0	0	0	0
0	0	(146)	(176)	(523)	(166)	0	0	0	0

(25,798)	(25,012)	0	0	0	0	(33,088)	(24,840)	(14,563)	(13,759)
(119)	(78)	0	0	0	0	(177)	(188)	(670)	(671)
(154)	0	0	0	0	0	(546)	(766)	(929)	(1,028)
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0

0	0	0	(91)	0	0	0	0	(1,716)	0
0	0	0	(8)	0	0	0	0	(80)	0
0	0	0	(19)	0	0	0	0	(112)	0
0	0	0	(45)	0	0	0	0	0	0
0	0	0	(31)	0	0	0	0	0	0
0	0	0	(0)^	0	0	0	0	0	0
0	0	0	(11)	0	0	0	0	0	0

(68,745)	(95,153)	(4,848)	(5,367)	(72,301)	(45,826)	(59,048)	(69,328)	(51,849)	(99,127)

(172,780)	(715,267)	14,024	(67,342)	785,015	154,290	(225,263)	(1,589,096)	(170,608)	(1,959,090)

(235,441)	(731,513)	13,947	(61,129)	749,042	164,829	(282,444)	(1,575,673)	(226,098)	(1,931,689)

1,715,275	2,446,788	202,303	263,432	1,338,802	1,173,973	1,081,416	2,657,089	1,285,113	3,216,802
$1,479,834	$1,715,275	$216,250	$202,303	$2,087,844	$1,338,802	$798,972	$1,081,416	$1,059,015	$1,285,113

$(15,254)	$(36,553)	$215	$80	$12,578	$8,098	$4,239	$1,276	$(25,716)	$(42,383)

ANNUAL REPORT	MARCH 31, 2016	35

Statements of Cash Flows

Year Ended March 31, 2016
(Amounts in thousands†)	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage Opportunities Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(92,102)	$8,237	$36,328

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(2,462,893)	(784,972)	(28,614,493)
Proceeds from sales of long-term securities	3,838,543	995,841	26,814,194
Proceeds from sales of short-term portfolio investments, net	133,846	37,251	54,819
(Increase) decrease in deposits with counterparty	6,844	1,941	(2,158)
(Increase) decrease in receivable for investments sold	(111,888)	228,110	(524,030)
(Increase) decrease in interest and/or dividends receivable	14,513	1,436	(4,237)
Decrease in dividends receivable from Affiliates	57	7	8
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	5,500	(31)	(22,834)
Proceeds from over the counter financial derivative instruments	4,435	169	11,410
(Increase) in other assets	0	(4)	(1)
Increase (decrease) in payable for investments purchased	(8,274)	31	989,149
(Decrease) in deposits from counterparty	(4,834)	(6,050)	(1,387)
Increase (decrease) in accrued investment advisory fees	(308)	(89)	231
Increase (decrease) in accrued supervisory and administrative fees	(310)	(99)	214
Increase (decrease) in accrued distribution fees	(2)	(5)	16
Increase (decrease) in accrued servicing fees	0	(6)	10
(Decrease) in reimbursement to PIMCO	0	0	(15)
Proceeds from short sales transactions, net	1	0	159,971
Proceeds from foreign currency transactions	1,096	0	754
(Decrease) in other liabilities	(1)	(2)	(2)
Net Realized (Gain) Loss
Investments in securities	(84,376)	(31,746)	1,345
Investments in Affiliates	(13)	20	305
Exchange-traded or centrally cleared financial derivative instruments	(5,397)	2,961	117
Over the counter financial derivative instruments	(9,026)	(966)	(12,573)
Short sales	0	0	932
Foreign currency	(1,065)	0	(733)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	351,528	45,834	(11,075)
Investments in Affiliates	11	2	7
Exchange-traded or centrally cleared financial derivative instruments	(467)	(3,446)	23,830
Over the counter financial derivative instruments	5,590	270	22,271
Short sales	0	0	678
Foreign currency assets and liabilities	(31)	0	(21)
Net amortization (accretion) on investments	(14,863)	(2,901)	20,504

Net Cash Provided by (Used for) Operating Activities	1,566,114	491,793	(1,056,466)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	823,952	725,389	1,411,939
Payments on shares redeemed	(2,141,865)	(796,286)	(682,458)
Cash dividend paid*	(4,699)	(27,872)	(13,205)
Proceeds from reverse repurchase agreements	6,730,550	1,688,575	1,544,526
Payments on reverse repurchase agreements	(6,905,795)	(1,615,747)	(1,414,967)
Proceeds from sale-buyback transactions	2,038,118	1,376,276	24,702,589
Payments on sale-buyback transactions	(2,191,094)	(1,842,894)	(24,489,484)
Proceeds from deposits from counterparty	98,927	11,774	7,896
Payments on deposits from counterparty	(105,686)	(11,017)	(7,447)

Net Cash Received from (Used for) Financing Activities	(1,657,592)	(491,802)	1,059,389

Net Increase (Decrease) in Cash and Foreign Currency	(91,478)	(9)	2,923

Cash and Foreign Currency:
Beginning of year	91,918	10	415
End of year	$440	$1	$3,338

* Reinvestment of distributions	$285,312	$201,537	$58,075

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,719	$714	$1,157

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Extended Duration Fund

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.7%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Georgia-Pacific LLC
7.750% due 11/15/2029	$30	$41

Total Corporate Bonds & Notes (Cost $29)		41

MUNICIPAL BONDS & NOTES 0.1%

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	95

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	85

Total Municipal Bonds & Notes (Cost $189)		180

U.S. GOVERNMENT AGENCIES 6.8%
Fannie Mae
0.000% due 11/15/2030 (a)	400	257
3.000% due 07/25/2043	1,581	1,494
3.765% due 12/01/2025	2,000	2,206
4.000% due 02/25/2019	19	20
5.000% due 08/25/2033	56	66
5.500% due 04/25/2033 - 08/25/2035	86	97
6.000% due 12/25/2034	197	254
Freddie Mac
0.000% due 03/15/2028 - 07/15/2032 (a)	21,309	14,146
3.000% due 04/15/2053	1,678	1,684
5.500% due 02/15/2024	58	67
6.000% due 06/15/2035	318	394
Ginnie Mae
5.500% due 10/20/2037	159	199
Israel Government AID Bond
0.000% due 02/15/2023 (a)	3,400	2,912
5.500% due 09/18/2023	600	741
NCUA Guaranteed Notes
0.808% due 11/06/2017	508	508
Residual Funding Corp. Strips
0.000% due 04/15/2030 (a)	4,100	2,778
Resolution Funding Corp. Strips
0.000% due 04/15/2028 - 04/15/2029 (a)	3,191	2,276
Small Business Administration
5.290% due 12/01/2027	191	214

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority
4.625% due 09/15/2060	$1,000	$1,140

Total U.S. Government Agencies (Cost $28,169)		31,453

U.S. TREASURY OBLIGATIONS 102.9%
U.S. Treasury Bonds
2.500% due 02/15/2046 (d)	12,800	12,483
2.875% due 08/15/2045 (f)	1,540	1,620
3.000% due 11/15/2044	2,700	2,915
3.000% due 11/15/2045 (d)	7,900	8,532
3.375% due 05/15/2044 (d)	20,300	23,546
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2045	7,042	6,833
1.375% due 02/15/2044	1,830	2,054
U.S. Treasury Notes
1.500% due 02/28/2023	1,600	1,596
1.625% due 02/15/2026 (d)	16,200	15,974
2.125% due 05/15/2025	2,900	2,992
2.250% due 11/15/2024 (d)	11,000	11,475
U.S. Treasury Strips (a)
0.000% due 05/15/2033	14,200	9,413
0.000% due 05/15/2036	25,000	15,090
0.000% due 11/15/2039	29,850	16,279
0.000% due 05/15/2040	11,000	5,861
0.000% due 08/15/2040	66,500	35,191
0.000% due 02/15/2041	10,000	5,091
0.000% due 02/15/2042	15,800	7,894
0.000% due 08/15/2042	162,600	80,059
0.000% due 11/15/2042	65,800	31,889
0.000% due 02/15/2043	13,200	6,403
0.000% due 05/15/2043	111,600	53,923
0.000% due 11/15/2043	2,800	1,349
0.000% due 05/15/2044	88,500	41,266
0.000% due 11/15/2044	163,000	74,450
0.000% due 02/15/2045	400	181

Total U.S. Treasury Obligations (Cost $432,161)		474,359

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	868
5.122% due 08/10/2035	600	598
Core Industrial Trust
3.494% due 02/10/2037	1,100	1,069
Countrywide Home Loan Mortgage Pass-Through Trust
2.746% due 09/25/2047 ^	443	399
Credit Suisse Commercial Mortgage Trust
4.373% due 09/15/2037	1,700	1,476
Credit Suisse First Boston Mortgage Securities Corp.
2.373% due 07/25/2033	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
3.805% due 10/10/2035	$800	$811
Hudsons Bay Simon JV Trust
5.447% due 08/05/2034	1,000	1,019
JPMorgan Mortgage Trust
2.824% due 07/25/2035	170	172
WaMu Mortgage Pass-Through Certificates Trust
1.081% due 01/25/2047	4	3
2.155% due 10/25/2046	9	8
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	1,100	1,198

Total Non-Agency Mortgage-Backed Securities (Cost $7,362)		7,622

ASSET-BACKED SECURITIES 0.1%
Bear Stearns Asset-Backed Securities Trust
2.918% due 07/25/2036	5	5
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	567	568

Total Asset-Backed Securities (Cost $572)		573

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		516

Total Short-Term Instruments (Cost $516)		516

Total Investments in Securities (Cost $468,998)		514,744

	SHARES
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%
PIMCO Short-Term Floating NAV Portfolio III	276,827	2,735

Total Short-Term Instruments (Cost $2,735)		2,735

Total Investments in Affiliates (Cost $2,735)		2,735

Total Investments 112.3% (Cost $471,733)		$517,479

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $4)		180

Other Assets and Liabilities, net (12.3%)		(56,766)

Net Assets 100.0%		$460,893

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	37

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$516	U.S. Treasury Notes 2.125% due 08/15/2021	$(526)	$516	$516

Total Repurchase Agreements						$(526)	$516	$516

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	(0.100)%	03/29/2016	04/05/2016	$(13,818)	$(13,818)
	0.600	01/12/2016	04/12/2016	(15,330)	(15,350)
	0.600	03/30/2016	04/06/2016	(5,238)	(5,238)
	0.650	03/30/2016	04/06/2016	(235)	(235)
GRE	0.650	03/22/2016	04/05/2016	(4,183)	(4,183)
	0.650	03/23/2016	04/06/2016	(1,076)	(1,076)
	0.660	03/24/2016	04/07/2016	(1,614)	(1,615)
	0.670	03/29/2016	04/05/2016	(935)	(935)
SGY	0.000	03/30/2016	04/04/2016	(2,066)	(2,066)
	0.300	03/24/2016	04/07/2016	(1,255)	(1,255)
	0.300	03/29/2016	04/05/2016	(2,921)	(2,921)
	0.300	03/30/2016	04/13/2016	(8,319)	(8,320)
	0.480	03/29/2016	04/05/2016	(1,631)	(1,631)

Total Reverse Repurchase Agreements					$(58,643)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(30,632) at a weighted average interest rate of 0.291%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(d)	Securities with an aggregate market value of $59,603 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(34,641)	$0	$(34,641)	$34,427	$(214)
GRE	0	(7,809)	0	(7,809)	7,840	31
SGY	0	(16,193)	0	(16,193)	16,173	(20)
SSB	516	0	0	516	(526)	(10)

Total Borrowings and Other Financing Transactions	$516	$(58,643)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(58,643)	$0	$0	$(58,643)

Total Borrowings	$0	$(58,643)	$0	$0	$(58,643)

Gross amount of recognized liabilities for reverse repurchase agreements					$(58,643)

38	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.250%	06/15/2026	$20,700	$(1,070)	$(133)	$0	$(78)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046	6,000	(449)	(39)	0	(41)

					$(1,519)	$(172)	$0	$(119)

Total Swap Agreements					$(1,519)	$(172)	$0	$(119)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(f)	Securities with an aggregate market value of $633 and cash of $1,081 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(119)	$(119)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		JPY	2,400	$		21	$0	$0

CBK	05/2016	$		3,949		EUR	3,576	125	0
	05/2016			4,721		MXN	84,392	143	0

GLM	05/2016			1,757		RUB	126,043	97	0

UAG	05/2016		EUR	3,571	$		4,031	0	(37)

Total Forward Foreign Currency Contracts								$365	$(37)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	1,600	$141	$14
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		1,700	147	141

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	06/28/2016		5,000	27	21

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		2,600	219	23

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		269,700	84	25
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		11,200	38	53
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.015	06/28/2016		8,800	53	35

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		12,900	46	61
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.055	06/28/2016		8,800	53	29
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		1,600	141	14

								$949	$416

Total Purchased Options								$949	$416

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	39

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600%	06/15/2016	EUR	6,100	$(7)	$(6)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016		6,100	(12)	(11)

							$(19)	$(17)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	3,400	$(31)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$ 7,900	$(144)	$(130)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017	3,600	(149)	(9)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/28/2016	5,000	(29)	(33)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017	5,600	(225)	(14)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.515	06/28/2016	8,800	(57)	(62)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	600	(10)	(11)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	1,800	(29)	(35)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	06/28/2016	8,800	(57)	(72)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	900	(15)	(17)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	1,800	(31)	(35)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017	3,600	(149)	(9)

							$(895)	$(427)

Total Written Options							$(945)	$(445)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$90,200	EUR	0	$(1,075)
Sales	43,200		12,200	(425)
Closing Buys	(71,800)		0	509
Expirations	(9,800)		0	46
Exercised	0		0	0

Balance at End of Period	$51,800	EUR	12,200	$(945)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (1)
BOA	$0	$155	$0	$155	$0	$(139)	$0	$(139)	$16	$0	$16
CBK	268	21	0	289	0	(34)	0	(34)	255	(290)	(35)
DUB	0	23	0	23	0	(14)	0	(14)	9	0	9
GLM	97	113	0	210	0	(108)	0	(108)	102	0	102
GST	0	0	0	0	0	(17)	0	(17)	(17)	0	(17)
JPM	0	104	0	104	0	(133)	0	(133)	(29)	0	(29)
UAG	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)

Total Over the Counter	$365	$416	$0	$781	$(37)	$(445)	$0	$(482)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

40	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$365	$0	$365
Purchased Options	0	0	0	0	416	416

	$0	$0	$0	$365	$416	$781

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$119	$119

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37	$0	$37
Written Options	0	17	0	0	428	445

	$0	$17	$0	$37	$428	$482

	$0	$17	$0	$37	$547	$601

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$193	$193
Swap Agreements	0	0	0	0	(145)	(145)

	$0	$0	$0	$0	$48	$48

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(388)	$0	$(388)
Written Options	0	0	0	0	496	496

	$0	$0	$0	$(388)	$496	$108

	$0	$0	$0	$(388)	$544	$156

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$99	$99
Swap Agreements	0	0	0	0	337	337

	$0	$0	$0	$0	$436	$436

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$270	$0	$270
Purchased Options	0	0	0	0	(271)	(271)
Written Options	0	3	0	0	133	136

	$0	$3	$0	$270	$(138)	$135

	$0	$3	$0	$270	$298	$571

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	41

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$41	$0	$41
Municipal Bonds & Notes
Ohio	0	95	0	95
West Virginia	0	85	0	85
U.S. Government Agencies	0	31,453	0	31,453
U.S. Treasury Obligations	0	474,359	0	474,359
Non-Agency Mortgage-Backed Securities	0	7,622	0	7,622
Asset-Backed Securities	0	573	0	573
Short-Term Instruments
Repurchase Agreements	0	516	0	516
	$0	$514,744	$0	$514,744

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,735	$0	$0	$2,735

Total Investments	$2,735	$514,744	$0	$517,479

Financial Derivative Instruments - Assets
Over the counter	$0	$781	$0	$781

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(119)	0	(119)
Over the counter	0	(482)	0	(482)
	$0	$(601)	$0	$(601)

Totals	$2,735	$514,924	$0	$517,659

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

42	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO GNMA Fund

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 179.8%

U.S. GOVERNMENT AGENCIES 171.0%
Fannie Mae
1.548% due 01/25/2017 (a)	$1,436	$5
2.000% due 07/01/2028 - 09/01/2028	2,759	2,790
2.319% due 01/25/2022 (a)	5,901	543
2.500% due 04/01/2045 - 01/01/2046	11,978	11,943
3.000% due 09/25/2039 - 04/25/2043 (a)	14,221	1,745
3.000% due 07/01/2042 - 03/01/2045	4,241	4,286
3.306% due 10/25/2042	790	716
3.440% due 02/01/2032	5,000	5,212
3.500% due 09/01/2039 - 03/01/2040	7,079	7,440
3.765% due 12/01/2025	3,000	3,309
3.882% due 03/01/2018	1	1
4.000% due 05/01/2019 - 08/01/2045	22,611	24,361
4.500% due 06/01/2018 - 10/01/2041	2,555	2,684
4.500% due 06/25/2024 (a)	662	36
5.000% due 02/01/2025 - 12/01/2044	1,425	1,573
5.500% due 02/01/2027 - 11/01/2039	767	863
5.717% due 08/25/2042 (a)	2,083	389
5.767% due 11/25/2044 (a)	9,181	1,807
5.800% due 02/01/2035	28	29
5.880% due 03/01/2035	30	31
6.000% due 11/01/2017 - 10/01/2048	5,627	6,434
6.217% due 08/25/2018 (a)	30,177	3,516
6.500% due 09/01/2036 - 09/01/2037	463	530
8.310% due 10/25/2045	2,721	2,799
Fannie Mae, TBA
2.500% due 04/01/2031 - 05/01/2031	23,000	23,605
3.000% due 04/01/2031 - 04/01/2046	87,000	90,730
3.500% due 05/01/2031 - 06/01/2046	58,150	61,008
4.000% due 04/01/2046 - 06/01/2046	44,500	47,547
Freddie Mac
0.000% due 05/15/2033 (b)(d)	642	606
1.009% due 01/25/2020 (a)	36,695	1,158
1.039% due 11/25/2022 (a)	7,723	420
1.215% due 04/25/2021 (a)	23,343	1,225
1.250% due 10/02/2019 (g)	4,200	4,221
1.366% due 11/25/2019 (a)	12,784	494
2.105% due 05/01/2019	1	1
2.500% due 01/01/2028 - 06/01/2043	8,224	8,196
2.500% due 01/15/2040 (a)	4,654	447
3.000% due 02/15/2041 - 07/01/2043	5,274	5,382
3.200% due 05/01/2031	8	8
4.000% due 02/01/2019 - 08/01/2042	7,153	7,702
4.000% due 11/15/2042 (a)	2,911	515
4.500% due 02/01/2019 - 08/01/2040	837	904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2033 - 03/01/2041	$986	$1,044
5.500% due 09/01/2034 - 03/01/2041	653	719
6.000% due 08/01/2023	19	20
7.500% due 08/15/2029 (a)	6	1
10.837% due 10/15/2035	645	780
10.964% due 04/15/2044	287	298
11.097% due 05/15/2035	877	1,031
14.295% due 05/15/2041	5,875	7,478
Freddie Mac, TBA
3.000% due 05/01/2046	1,000	1,022
3.500% due 05/01/2046	3,000	3,136
Ginnie Mae
0.000% due 12/20/2032 - 12/20/2040 (b)(d)	1,047	918
0.000% due 10/16/2042 - 01/16/2052 (a)(d)	11,944	121
0.038% due 01/16/2044 (a)	7,636	3
0.198% due 11/16/2051 (a)	17,145	212
0.641% due 01/16/2031 - 02/16/2032	327	327
0.659% due 04/16/2042 (a)	20,190	697
0.667% due 11/16/2044 (a)	12,589	630
0.691% due 08/16/2032	54	54
0.741% due 12/16/2026 - 08/16/2031	162	163
0.891% due 11/16/2029	369	370
0.941% due 05/16/2027	21	21
0.963% due 08/16/2040 (a)	15,065	634
0.991% due 04/16/2032	73	73
1.095% due 11/16/2043 (a)	23,830	1,145
1.105% due 11/20/2065	11,426	11,290
1.114% due 08/16/2052 (a)	37,781	1,680
1.119% due 02/20/2060	17,309	17,267
1.125% due 12/20/2061 - 10/20/2065	13,388	13,376
1.145% due 09/20/2063	4,187	4,180
1.175% due 09/20/2065	5,107	5,035
1.556% due 05/20/2061	3,043	3,090
1.563% due 03/20/2058	4,918	4,958
1.667% due 05/20/2061	5,914	5,977
1.725% due 09/20/2063	2,663	2,722
1.750% due 02/20/2030 - 06/20/2038	926	960
2.145% due 04/20/2061	6,013	6,270
2.500% due 09/20/2027 (a)	7,075	569
2.500% due 06/15/2043 - 05/20/2045	2,909	2,912
3.000% due 11/20/2026 - 01/15/2046	93,071	96,454
3.000% due 01/20/2029 (a)	4,539	417
3.150% due 11/15/2042 - 01/15/2043	1,170	1,217
3.500% due 09/15/2040 - 12/20/2045	125,617	132,808
3.750% due 06/20/2045 - 12/20/2045	5,077	5,409
4.000% due 05/20/2016 - 03/15/2045	5,997	6,457
4.000% due 10/20/2043 (a)	1,026	83
4.050% due 04/15/2040 - 12/15/2040	4,325	4,648
4.500% due 07/15/2033 - 02/20/2046	89,719	96,727
4.544% due 01/20/2031	18,086	19,485
4.875% due 08/15/2039 - 10/15/2040	1,018	1,117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 12/20/2032 - 12/20/2045	$30,411	$33,287
5.250% due 08/20/2039	473	518
5.500% due 04/15/2025 - 04/20/2040	11,882	13,120
6.000% due 02/15/2029 - 11/20/2041	18,183	20,591
6.500% due 12/15/2023 - 04/20/2039	797	906
7.000% due 08/20/2031	1	1
7.500% due 12/15/2023 - 06/15/2032	206	249
8.000% due 09/15/2030	2	2
8.310% due 09/20/2045	4,436	4,638
Ginnie Mae, TBA
3.000% due 05/01/2046	148,700	153,763
3.500% due 04/01/2046 - 05/01/2046	242,000	255,751
4.000% due 04/01/2046 - 05/01/2046	155,300	165,888
4.500% due 04/01/2046	16,000	17,232
5.000% due 04/01/2046	7,000	7,700

Total U.S. Government Agencies (Cost $1,475,745)		1,476,862

U.S. TREASURY OBLIGATIONS 0.8%
U.S. Treasury Notes
1.625% due 06/30/2020 (e)	5,445	5,556
1.750% due 01/31/2023 (i)	1,600	1,623

Total U.S. Treasury Obligations (Cost $7,175)		7,179

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.5%
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	393	402
Banc of America Funding Ltd.
0.701% due 10/03/2039	239	234
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 08/25/2035	2,360	2,370
Bear Stearns Structured Products, Inc. Trust
2.775% due 01/26/2036	3,274	2,524
Credit Suisse First Boston Mortgage Securities Corp.
1.055% due 03/25/2032	16	15
Credit Suisse Mortgage Capital Certificates
4.792% due 05/27/2053	1,751	1,878
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042	5,983	6,116
LB Commercial Mortgage Trust
5.517% due 07/15/2044	331	341
Merrill Lynch Mortgage Investors Trust
2.520% due 10/25/2035	480	455
Mortgage Equity Conversion Asset Trust
1.120% due 10/25/2041	2,821	2,313
1.120% due 02/25/2042	10,809	9,172
1.140% due 05/25/2042	27,910	24,421
Structured Asset Mortgage Investments Trust
1.092% due 09/19/2032	43	42
UBS-Barclays Commercial Mortgage Trust
1.296% due 04/10/2046 (a)	28,003	1,797
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045	2,523	2,532
WaMu Commercial Mortgage Securities Trust
5.462% due 03/23/2045	843	852
Wells Fargo Commercial Mortgage Trust
2.051% due 10/15/2045 (a)	12,826	1,081

Total Non-Agency Mortgage-Backed Securities (Cost $55,142)		56,545

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	43

Schedule of Investments PIMCO GNMA Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.4%
Amortizing Residential Collateral Trust
1.013% due 07/25/2032	$19	$18
Centex Home Equity Loan Trust
0.736% due 01/25/2032	13	12
CIT Group Home Equity Loan Trust
0.980% due 06/25/2033	24	22
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,093	664
Duane Street CLO Ltd.
0.848% due 11/14/2021	235	232
Home Equity Asset Trust
1.033% due 11/25/2032	3	2
Massachusetts Educational Financing Authority
1.569% due 04/25/2038	1,693	1,668

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Carolina Student Loan Corp.
1.386% due 03/02/2020	$5,166	$5,123
1.635% due 09/03/2024	4,300	4,251

Total Asset-Backed Securities (Cost $12,384)		11,992

SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.240% due 04/14/2016 - 04/28/2016 (c)(d)(e)	582	582

Total Short-Term Instruments (Cost $582)		582

Total Investments in Securities (Cost $1,551,028)		1,553,160

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.9%

SHORT-TERM INSTRUMENTS 15.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.9%
PIMCO Short-Term Floating NAV Portfolio III	13,857,812	$136,929

Total Short-Term Instruments (Cost $136,905)		136,929

Total Investments in Affiliates (Cost $136,905)		136,929

Total Investments 195.7% (Cost $1,687,933)		$1,690,089

Financial Derivative Instruments (f)(h) 0.0% (Cost or Premiums, net $987)		(107)

Other Assets and Liabilities, net (95.7%)		(826,212)

Net Assets 100.0%		$863,770

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BOS	0.710%	03/04/2016	04/04/2016	$(2,478)	$(2,479)
GRE	0.700	03/07/2016	04/07/2016	(5,520)	(5,523)
	0.710	03/10/2016	04/01/2016	(1,185)	(1,186)

Total Reverse Repurchase Agreements					$(9,188)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(3,807) at a weighted average interest rate of 0.287%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae, TBA *	2.500%	04/01/2046	$15,000	$(14,817)	$(14,945)
Fannie Mae, TBA *	3.000	04/01/2031	92,200	(95,830)	(96,325)
Fannie Mae, TBA *	3.000	04/01/2046	56,500	(57,575)	(57,982)
Fannie Mae, TBA *	3.000	05/01/2046	23,500	(24,013)	(24,067)
Fannie Mae, TBA *	4.000	04/01/2031	3,000	(3,125)	(3,126)
Fannie Mae, TBA *	4.500	04/01/2046	8,500	(9,224)	(9,250)
Fannie Mae, TBA *	4.500	05/01/2046	17,000	(18,458)	(18,479)
Fannie Mae, TBA *	5.000	04/13/2046	2,000	(2,211)	(2,213)
Freddie Mac, TBA *	2.500	04/01/2031	1,000	(1,019)	(1,027)
Freddie Mac, TBA *	2.500	04/01/2046	7,000	(6,897)	(6,954)
Ginnie Mae, TBA *	3.000	04/20/2046	58,000	(59,798)	(60,008)
Ginnie Mae, TBA *	3.500	04/01/2046	62,500	(65,579)	(65,969)
Ginnie Mae, TBA *	3.500	05/01/2046	25,000	(26,203)	(26,345)
U.S. Treasury Notes	1.500	02/28/2023	4,800	(4,777)	(4,795)

Total Short Sales				$(389,526)	$(391,485)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.
(2)	Payable for short sales includes $6 of accrued interest.

44	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(e)	Securities with an aggregate market value of $9,829 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(2,479)	$0	$0	$(2,479)	$2,494	$15
GRE	0	(6,709)	0	0	(6,709)	6,753	44

Master Securities Forward Transaction Agreement
NOM	0	0	0	(4,795)	(4,795)	0	(4,795)

Total Borrowings and Other Financing Transactions	$0	$(9,188)	$0	$(4,795)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,186)	$(8,002)	$0	$0	$(9,188)

Total Borrowings	$(1,186)	$(8,002)	$0	$0	$(9,188)

Gross amount of recognized liabilities for reverse repurchase agreements					$(9,188)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.717%	09/30/2022	$6,200	$(139)	$(139)	$0	$(14)
Receive	3-Month USD-LIBOR	2.400	06/30/2025	24,000	(1,817)	(1,965)	0	(85)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	5,400	(782)	(635)	0	(38)
Pay	3-Month USD-LIBOR *	2.500	06/15/2046	4,500	337	23	31	0

					$(2,401)	$(2,716)	$31	$(137)

Total Swap Agreements					$(2,401)	$(2,716)	$31	$(137)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(g)	Securities with an aggregate market value of $762 and cash of $541 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$31	$31	$0	$0	$ (137)	$ (137)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	45

Schedule of Investments PIMCO GNMA Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	07/05/2016	$	28,000	$56	$2

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/30/2016		200,000	675	15
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		75,000	94	6

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		28,000	55	2

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.130	06/30/2016		26,000	9	3
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		86,800	31	3

RYL	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		60,000	171	5

								$1,091	$36

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Ginnie Mae 3.500% due 04/01/2046	$	73.000	04/06/2016	$200,000	$8	$0

Total Purchased Options						$1,099	$36

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 04/01/2046	$	104.969	04/06/2016	$2,000	$(3)	$(2)

FBF	Put - OTC Fannie Mae 3.500% due 04/01/2046		103.539	04/06/2016	4,000	(6)	0
	Put - OTC Fannie Mae 3.500% due 04/01/2046		103.766	04/06/2016	5,000	(9)	0
	Put - OTC Fannie Mae 3.500% due 04/01/2046		103.922	04/06/2016	3,000	(9)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2046		104.766	04/06/2016	5,000	(7)	(9)

GSC	Put - OTC Fannie Mae 3.500% due 04/01/2046		103.688	04/06/2016	11,000	(22)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2046		105.188	04/06/2016	10,000	(28)	(3)

JPM	Call - OTC Fannie Mae 3.500% due 04/01/2046		104.852	04/06/2016	4,000	(8)	(5)
	Call - OTC Fannie Mae 3.500% due 04/01/2046		105.180	04/06/2016	3,000	(7)	(1)
	Put - OTC Fannie Mae 3.500% due 05/01/2046		103.625	05/05/2016	4,000	(7)	(2)
	Call - OTC Fannie Mae 3.500% due 05/01/2046		104.805	05/05/2016	4,000	(6)	(10)

						$(112)	$(32)

Total Written Options						$(112)	$(32)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount	Premiums
Balance at Beginning of Period	$204,500	$(3,498)
Sales	623,600	(2,298)
Closing Buys	(159,600)	813
Expirations	(338,500)	2,636
Exercised	(275,000)	2,235

Balance at End of Period	$55,000	$(112)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	751	$(5)	$0	$(5)

Total Swap Agreements								$(5)	$0	$(5)

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(i)	Securities with an aggregate market value of $116 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$0	$0	$0	$0	$0	$0	$(5)	$(5)	$(5)	$0	$(5)
DUB	0	0	0	0	0	(2)	0	(2)	(2)	8	6
FBF	0	2	0	2	0	(9)	0	(9)	(7)	0	(7)
GLM	0	21	0	21	0	0	0	0	21	(70)	(49)
GSC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
JPM	0	0	0	0	0	(18)	0	(18)	(18)	87	69
MYC	0	2	0	2	0	0	0	0	2	0	2
NGF	0	6	0	6	0	0	0	0	6	0	6
RYL	0	5	0	5	0	0	0	0	5	0	5

Total Over the Counter	$0	$36	$0	$36	$0	$(32)	$(5)	$(37)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$31	$31

Over the counter
Purchased Options	$0	$0	$0	$0	$36	$36

	$0	$0	$0	$0	$67	$67

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$137	$137

Over the counter
Written Options	$0	$0	$0	$0	$32	$32
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$37	$37

	$0	$0	$0	$0	$174	$174

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	47

Schedule of Investments PIMCO GNMA Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$87	$87
Swap Agreements	0	0	0	0	(1,424)	(1,424)

	$0	$0	$0	$0	$(1,337)	$(1,337)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,526)	$(2,526)
Written Options	0	0	0	0	3,261	3,261
Swap Agreements	0	(13)	0	0	444	431

	$0	$(13)	$0	$0	$1,179	$1,166

	$0	$(13)	$0	$0	$(158)	$(171)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(2,716)	$(2,716)

Over the counter
Purchased Options	$0	$0	$0	$0	$(351)	$(351)
Written Options	0	0	0	0	297	297
Swap Agreements	0	3	0	0	2	5

	$0	$3	$0	$0	$(52)	$(49)

	$0	$3	$0	$0	$(2,768)	$(2,765)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
U.S. Government Agencies	$0	$1,476,434	$428	$1,476,862
U.S. Treasury Obligations	0	7,179	0	7,179
Non-Agency Mortgage-Backed Securities	0	14,523	42,022	56,545
Asset-Backed Securities	0	11,992	0	11,992
Short-Term Instruments
U.S. Treasury Bills	0	582	0	582
	$0	$1,510,710	$42,450	$1,553,160

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$136,929	$0	$0	$136,929

Total Investments	$136,929	$1,510,710	$42,450	$1,690,089

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(386,690)	$0	$(386,690)
U.S. Treasury Obligations	0	(4,795)	0	(4,795)
	$0	$(391,485)	$0	$(391,485)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	31	0	31
Over the counter	0	36	0	36
	$0	$67	$0	$67

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(137)	0	(137)
Over the counter	0	(37)	0	(37)
	$0	$(174)	$0	$(174)

Totals	$136,929	$1,119,118	$42,450	$1,298,497

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016.

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (1)
Investments in Securities, at Value
U.S. Government Agencies	$0	$427	$0	$0	$0	$1	$0	$0	$428	$2
Non-Agency Mortgage-Backed Securities	43,212	1,813	(1,288)	203	46	148	0	(2,112)	42,022	105

Totals	$43,212	$2,240	$(1,288)	$203	$46	$149	$0	$(2,112)	$42,450	$107

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$428	Proxy Pricing	Base Price	108.69
Non-Agency Mortgage-Backed Securities	6,116	Proxy Pricing	Base Price	101.75
	35,906	Third Party Vendor	Broker Quote	82.00-87.50

Total	$42,450

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	49

Schedule of Investments PIMCO Long Duration Total Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.6%

BANK LOAN OBLIGATIONS 0.2%
Rise Ltd.
4.750% due 01/31/2021 (e)	$6,009	$5,997

Total Bank Loan Obligations (Cost $6,042)		5,997

CORPORATE BONDS & NOTES 53.5%

BANKING & FINANCE 17.6%
AIG SunAmerica Global Financing
6.900% due 03/15/2032	735	914
Alleghany Corp.
4.900% due 09/15/2044	2,500	2,430
American Tower Corp.
4.000% due 06/01/2025	13,400	13,856
Asian Development Bank
5.820% due 06/16/2028	500	669
Aviation Loan Trust
2.744% due 12/15/2022	4,049	3,684
Banco del Estado de Chile
2.000% due 11/09/2017	12,000	12,064
Banco do Brasil S.A.
3.875% due 10/10/2022	11,038	9,556
Bank of America Corp.
0.947% due 08/15/2016	100	100
6.250% due 09/05/2024 (d)	11,000	10,794
7.750% due 05/14/2038	400	548
Bank One Corp.
7.625% due 10/15/2026	95	123
8.000% due 04/29/2027	100	131
Barclays Bank PLC
10.179% due 06/12/2021	9,060	11,529
Berkshire Hathaway, Inc.
4.500% due 02/11/2043	22,400	24,543
Blackstone Holdings Finance Co. LLC
6.250% due 08/15/2042	2,000	2,416
BPCE S.A.
4.625% due 07/11/2024	10,700	10,496
Brown & Brown, Inc.
4.200% due 09/15/2024	3,000	3,027
Citigroup, Inc.
6.675% due 09/13/2043	4,900	5,961
8.125% due 07/15/2039	5,571	8,269
CME Group, Inc.
5.300% due 09/15/2043	3,740	4,483
Credit Agricole S.A.
8.375% due 10/13/2019 (d)	10,000	11,077
Credit Suisse AG
6.500% due 08/08/2023	13,000	14,037
Credit Suisse Group Funding Guernsey Ltd.
4.875% due 05/15/2045	5,200	4,974
Fidelity National Financial, Inc.
5.500% due 09/01/2022	700	761
First American Financial Corp.
4.300% due 02/01/2023	4,500	4,545
FMR LLC
4.950% due 02/01/2033	3,000	3,117
5.150% due 02/01/2043	11,300	12,063
Ford Holdings LLC
9.300% due 03/01/2030	10,000	13,302
GE Capital International Funding Co.
4.418% due 11/15/2035	34,210	37,099
Goldman Sachs Group, Inc.
3.500% due 01/23/2025	800	809
3.625% due 01/22/2023	2,100	2,170
5.375% due 05/10/2020 (d)	5,100	4,941

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.700% due 05/10/2019 (d)	$8,900	$8,711
6.125% due 02/15/2033	350	425
6.450% due 05/01/2036	900	1,047
6.750% due 10/01/2037	10,285	12,277
HSBC Bank USA N.A.
5.625% due 08/15/2035	400	447
5.875% due 11/01/2034	230	264
HSBC Holdings PLC
6.375% due 09/17/2024 (d)	9,000	8,370
JPMorgan Chase & Co.
3.900% due 07/15/2025	19,700	20,972
5.000% due 07/01/2019 (d)	11,400	10,901
6.100% due 10/01/2024 (d)	13,900	14,182
7.900% due 04/30/2018 (d)	1,400	1,402
Kilroy Realty LP
4.250% due 08/15/2029	8,900	9,166
LeasePlan Corp. NV
2.500% due 05/16/2018	2,800	2,777
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^	1,200	90
MetLife, Inc.
5.700% due 06/15/2035	5,500	6,430
Moody’s Corp.
5.250% due 07/15/2044	8,000	8,940
Morgan Stanley
6.375% due 07/24/2042	6,600	8,679
Mutual of Omaha Insurance Co.
4.297% due 07/15/2054	8,200	8,262
Navient Corp.
5.625% due 08/01/2033	6,400	4,544
8.000% due 03/25/2020	3,900	3,890
New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,302
North American Development Bank
4.375% due 02/11/2020	10,625	11,668
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040	10,000	12,320
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,200	1,168
4.950% due 04/01/2024	2,000	2,041
Pacific Life Insurance Co.
9.250% due 06/15/2039	9,300	13,462
Rabobank Group
3.375% due 05/21/2025	2,550	2,623
11.000% due 06/30/2019 (d)	8,200	9,870
Regions Financial Corp.
7.375% due 12/10/2037	4,000	5,165
Resona Bank Ltd.
5.850% due 04/15/2016 (d)	100	100
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)	7,000	7,665
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054	4,800	4,853
6.850% due 12/16/2039	6,900	8,901
Travelers Cos., Inc.
4.300% due 08/25/2045	4,900	5,322
Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,277
Wells Fargo & Co.
3.900% due 05/01/2045	9,300	9,328
5.875% due 06/15/2025 (d)	1,600	1,710
5.900% due 06/15/2024 (d)	8,200	8,320
Wells Fargo Bank N.A.
6.600% due 01/15/2038	8,061	10,689
Welltower, Inc.
5.125% due 03/15/2043	12,400	12,647

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Weyerhaeuser Co.
7.375% due 03/15/2032	$17,200	$21,066

		521,761

INDUSTRIALS 23.7%
21st Century Fox America, Inc.
6.200% due 12/15/2034	300	362
AbbVie, Inc.
4.400% due 11/06/2042	10,709	10,865
4.500% due 05/14/2035	11,400	11,885
4.700% due 05/14/2045	900	961
Actavis Funding SCS
3.850% due 06/15/2024	7,477	7,853
4.750% due 03/15/2045	10,600	11,273
4.850% due 06/15/2044	3,800	4,064
ADT Corp.
4.125% due 06/15/2023	8,300	7,263
Altria Group, Inc.
9.950% due 11/10/2038	3,074	5,423
American Airlines Pass-Through Trust
3.700% due 04/01/2028	2,355	2,310
Amgen, Inc.
4.400% due 05/01/2045	9,200	9,431
5.650% due 06/15/2042	14,800	17,472
6.400% due 02/01/2039	5,000	6,276
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	8,100	6,804
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026	1,600	1,685
Apple, Inc.
4.375% due 05/13/2045	7,000	7,350
Barrick Gold Corp.
5.800% due 11/15/2034	10	9
Barrick International Barbados Corp.
6.350% due 10/15/2036	9,190	8,369
Boston Scientific Corp.
7.375% due 01/15/2040	12,750	16,235
Burlington Northern Santa Fe LLC
4.550% due 09/01/2044	1,300	1,413
6.530% due 07/15/2037	200	252
Cameron International Corp.
5.950% due 06/01/2041	8,100	9,174
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	1,804
Canadian Pacific Railway Co.
4.800% due 08/01/2045	2,300	2,364
CBS Corp.
4.600% due 01/15/2045	4,000	3,790
4.850% due 07/01/2042	7,354	7,156
Cenovus Energy, Inc.
6.750% due 11/15/2039	6,400	6,147
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	4,600	5,121
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,033
Comcast Corp.
4.400% due 08/15/2035	9,300	10,098
6.400% due 03/01/2040	4,000	5,435
6.550% due 07/01/2039	1,150	1,564
7.050% due 03/15/2033	7,590	10,507
Conoco Funding Co.
7.250% due 10/15/2031	10	11
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,691	2,775
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	200	228

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cox Communications, Inc.
8.375% due 03/01/2039	$3,118	$3,569
Crown Castle Towers LLC
6.113% due 01/15/2040	1,100	1,215
CSX Corp.
6.150% due 05/01/2037	800	989
CVS Health Corp.
4.875% due 07/20/2035	3,800	4,251
5.125% due 07/20/2045	1,300	1,512
CVS Pass-Through Trust
6.036% due 12/10/2028	120	135
7.507% due 01/10/2032	18,543	22,370
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	15,327	23,044
Devon Energy Corp.
7.950% due 04/15/2032	6,905	7,039
DISH DBS Corp.
5.000% due 03/15/2023	8,500	7,586
Domtar Corp.
6.750% due 02/15/2044	5,000	5,104
Ecopetrol S.A.
5.875% due 09/18/2023	5,500	5,437
Enbridge Energy Partners LP
6.300% due 12/15/2034	900	778
Energy Transfer Partners LP
6.625% due 10/15/2036	5,200	4,788
Enterprise Products Operating LLC
5.750% due 03/01/2035	600	614
5.950% due 02/01/2041	1,500	1,545
6.125% due 10/15/2039	800	840
6.875% due 03/01/2033	10,000	11,363
Ford Motor Co.
7.450% due 07/16/2031	5,200	6,796
Forest Laboratories LLC
4.375% due 02/01/2019	1,000	1,062
General Electric Co.
5.875% due 01/14/2038	2,749	3,593
6.750% due 03/15/2032	5,406	7,399
6.875% due 01/10/2039	1,890	2,748
Georgia-Pacific LLC
5.400% due 11/01/2020	1,900	2,126
7.750% due 11/15/2029	80	110
8.000% due 01/15/2024	1,750	2,261
Gerdau Trade, Inc.
5.750% due 01/30/2021	100	90
Goldcorp, Inc.
3.625% due 06/09/2021	2,600	2,620
5.450% due 06/09/2044	2,300	2,104
GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,245	1,018
Harris Corp.
4.854% due 04/27/2035	1,800	1,877
5.054% due 04/27/2045	2,300	2,461
Hess Corp.
7.300% due 08/15/2031	1,300	1,386
International Paper Co.
5.150% due 05/15/2046	4,700	4,750
KeySpan Corp.
5.803% due 04/01/2035	120	138
Kinder Morgan Energy Partners LP
5.500% due 03/01/2044	6,000	5,327
5.800% due 03/15/2035	4,450	4,009
6.500% due 09/01/2039	7,000	6,647
6.950% due 01/15/2038	7,470	7,495
7.300% due 08/15/2033	3,000	3,063
Kraft Heinz Foods Co.
6.500% due 02/09/2040	13,500	16,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 08/01/2039	$7,850	$10,310
Kroger Co.
6.900% due 04/15/2038	9,600	12,693
7.500% due 04/01/2031	200	262
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	1,400	1,155
Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	2,982
McDonald’s Corp.
5.700% due 02/01/2039	55	65
McGraw Hill Financial, Inc.
4.000% due 06/15/2025	2,300	2,402
Microsoft Corp.
3.500% due 02/12/2035	9,400	9,227
4.000% due 02/12/2055	1,900	1,872
Molson Coors Brewing Co.
5.000% due 05/01/2042	4,200	4,387
Motorola Solutions, Inc.
5.500% due 09/01/2044	7,900	6,185
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (d)	10,000	10,325
NBCUniversal Media LLC
6.400% due 04/30/2040	9,500	12,741
Newell Rubbermaid, Inc.
5.375% due 04/01/2036	700	746
5.500% due 04/01/2046	500	543
Oracle Corp.
4.125% due 05/15/2045	8,900	9,119
4.300% due 07/08/2034	2,000	2,108
4.500% due 07/08/2044	900	969
Packaging Corp. of America
3.650% due 09/15/2024	1,600	1,590
Pfizer, Inc.
7.200% due 03/15/2039	2,330	3,412
Philip Morris International, Inc.
6.375% due 05/16/2038	2,400	3,211
PPG Industries, Inc.
5.500% due 11/15/2040	6,800	7,742
Pride International, Inc.
7.875% due 08/15/2040	5,600	3,017
QUALCOMM, Inc.
4.800% due 05/20/2045	9,100	9,038
QVC, Inc.
5.950% due 03/15/2043	3,500	3,062
Reynolds American, Inc.
6.150% due 09/15/2043	3,500	4,323
7.250% due 06/15/2037	200	261
Rockies Express Pipeline LLC
6.875% due 04/15/2040	4,700	3,954
SES S.A.
3.600% due 04/04/2023	4,600	4,517
5.300% due 04/04/2043	3,800	3,540
Southern Copper Corp.
5.250% due 11/08/2042	8,000	6,600
Stanley Black & Decker, Inc.
5.200% due 09/01/2040	2,035	2,299
Statoil ASA
4.250% due 11/23/2041	2,500	2,427
Suncor Energy, Inc.
6.500% due 06/15/2038	800	863
6.850% due 06/01/2039	2,500	2,786
Teck Resources Ltd.
6.000% due 08/15/2040	5,000	2,825
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	7,100	9,016
Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	3,159

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 04/01/2037	$4,720	$4,823
8.375% due 06/15/2032	3,600	3,900
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	49	58
Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	3,699
Time Warner Cable, Inc.
5.875% due 11/15/2040	1,000	1,039
6.550% due 05/01/2037	14,450	15,910
6.750% due 06/15/2039	2,700	3,049
7.300% due 07/01/2038	1,225	1,441
Time Warner, Inc.
5.350% due 12/15/2043	991	1,059
6.100% due 07/15/2040	7,780	8,886
6.500% due 11/15/2036	1,462	1,701
7.700% due 05/01/2032	70	90
Topaz Solar Farms LLC
4.875% due 09/30/2039	5,911	6,374
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	5,970	6,145
4.625% due 12/03/2026	5,555	5,892
5.900% due 04/01/2026	3,322	3,716
United Airlines Pass-Through Trust
4.000% due 10/11/2027	1,941	2,006
4.300% due 02/15/2027	13,443	13,997
UnitedHealth Group, Inc.
4.625% due 07/15/2035	8,900	9,946
4.750% due 07/15/2045	5,700	6,554
Vale Overseas Ltd.
6.875% due 11/21/2036	760	605
6.875% due 11/10/2039	1,400	1,100
Viacom, Inc.
4.375% due 03/15/2043	3,598	2,792
5.850% due 09/01/2043	8,100	7,816
Wal-Mart Stores, Inc.
6.500% due 08/15/2037	9,376	13,094
Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044	3,500	3,493
Williams Cos., Inc.
8.750% due 03/15/2032	309	277
Williams Partners LP
4.900% due 01/15/2045	13,600	9,788
5.400% due 03/04/2044	1,700	1,278
6.300% due 04/15/2040	2,200	1,829
Yum! Brands, Inc.
6.875% due 11/15/2037	26	25

		701,040

UTILITIES 12.2%
AEP Texas Central Co.
6.650% due 02/15/2033	1,800	2,282
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	11,500	10,046
American Water Capital Corp.
4.300% due 12/01/2042	2,600	2,760
AT&T, Inc.
4.350% due 06/15/2045	1,500	1,385
4.500% due 05/15/2035	700	694
4.750% due 05/15/2046	2,100	2,057
5.350% due 09/01/2040	29,422	30,970
6.500% due 09/01/2037	50	59
Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	2,305	2,863
6.500% due 09/15/2037	5,300	6,935
BG Energy Capital PLC
5.125% due 10/15/2041	6,100	6,253

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	51

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
British Telecommunications PLC
9.625% due 12/15/2030	$730	$1,144
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,900	5,694
Cleco Power LLC
6.000% due 12/01/2040	4,700	5,285
ConocoPhillips Canada Funding Co.
5.950% due 10/15/2036	2,000	2,053
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	9,190	12,670
DTE Electric Co.
3.950% due 06/15/2042	1,600	1,653
4.300% due 07/01/2044	4,000	4,318
Duke Energy Carolinas LLC
6.050% due 04/15/2038	2,000	2,598
Duke Energy Florida LLC
3.850% due 11/15/2042	4,600	4,478
6.350% due 09/15/2037	200	270
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	118
Duke Energy Progress LLC
6.300% due 04/01/2038	800	1,089
FirstEnergy Corp.
7.375% due 11/15/2031	8,950	11,053
Florida Power & Light Co.
4.050% due 10/01/2044	1,805	1,936
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	6,800	6,287
Indiana Michigan Power Co.
6.050% due 03/15/2037	800	939
Kentucky Utilities Co.
5.125% due 11/01/2040	5,900	7,054
Koninklijke KPN NV
8.375% due 10/01/2030	3,000	4,014
Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,412
Ohio Power Co.
5.850% due 10/01/2035	100	118
6.600% due 02/15/2033	30	37
6.600% due 03/01/2033	65	83
Oncor Electric Delivery Co. LLC
7.250% due 01/15/2033	3,000	4,013
Ooredoo International Finance Ltd.
5.000% due 10/19/2025	900	983
Pacific Gas & Electric Co.
6.350% due 02/15/2038	13,200	17,220
PacifiCorp
5.750% due 04/01/2037	60	76
6.000% due 01/15/2039	2,040	2,634
6.100% due 08/01/2036	60	78
Petrobras Global Finance BV
5.375% due 01/27/2021	2,800	2,306
6.875% due 01/20/2040	6,900	4,990
7.875% due 03/15/2019	10,500	10,096
Petroleos Mexicanos
5.625% due 01/23/2046	8,800	7,428
6.500% due 06/02/2041	23,400	22,148
6.625% due 06/15/2035	520	502
6.625% due 06/15/2038	3,600	3,429
Plains All American Pipeline LP
2.850% due 01/31/2023	12,400	10,536
PPL Electric Utilities Corp.
5.200% due 07/15/2041	1,600	1,916
Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,769
PSEG Power LLC
8.625% due 04/15/2031	600	719

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Public Service Electric & Gas Co.
4.000% due 06/01/2044	$5,700	$5,973
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	931
Shell International Finance BV
3.625% due 08/21/2042	1,600	1,436
4.375% due 05/11/2045	4,500	4,531
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,829
Southern California Edison Co.
6.000% due 01/15/2034	3,600	4,565
Verizon Communications, Inc.
4.522% due 09/15/2048	39,586	39,834
4.672% due 03/15/2055	11,328	10,922
4.862% due 08/21/2046	26,000	27,537
5.012% due 08/21/2054	10,819	10,904
5.850% due 09/15/2035	3,062	3,567
6.400% due 09/15/2033	2,052	2,532
6.550% due 09/15/2043	2,037	2,689
Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	3,935

		360,635

Total Corporate Bonds & Notes (Cost $1,529,267)		1,583,436

MUNICIPAL BONDS & NOTES 4.6%

CALIFORNIA 1.4%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	9,100	13,419
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	9,163
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	1,200	1,526
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,189
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,027
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	14,500	14,890

		42,214

COLORADO 0.1%
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,302

GEORGIA 0.6%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,325	6,637
6.655% due 04/01/2057	8,500	10,391

		17,028

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,900	12,117
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	602

		12,719

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	$150	$151

KANSAS 0.1%
Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	2,743

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	3,902

NEW YORK 0.3%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.116% due 06/15/2031	2,000	2,510
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	5,675	5,940

		8,450

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	6,480	9,433
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	378
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	5,307

		15,118

PENNSYLVANIA 0.0%
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	600	610

TEXAS 0.9%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,411
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF Insured), Series 2008
8.186% due 02/15/2031	1,300	1,653
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.195% due 10/01/2031	2,400	3,171
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	13,100	13,307

		25,542

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	8,030	7,205

Total Municipal Bonds & Notes (Cost $116,895)		136,984

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 18.6%
Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (a)	$43,912	$28,736
0.493% due 07/25/2037	38	35
0.563% due 03/25/2036	10	10
0.633% due 10/27/2037	1,375	1,369
0.833% due 09/25/2032	10	10
1.522% due 06/01/2043	209	213
1.738% due 06/01/2035	1,124	1,178
2.009% due 10/01/2035	579	611
2.050% due 06/01/2035	1,001	1,048
2.087% due 04/01/2035	639	675
2.200% due 12/01/2034	775	806
2.274% due 09/01/2035	62	65
2.455% due 05/25/2035	1,022	1,078
2.490% due 08/01/2035	97	103
2.496% due 12/01/2033	46	48
2.641% due 11/01/2034	1,371	1,446
2.655% due 11/01/2035	12	13
3.314% due 09/25/2020	20,000	21,494
4.000% due 02/25/2019	19	20
5.000% due 08/25/2033	56	66
5.500% due 04/25/2033 - 09/25/2035	4,023	4,889
5.625% due 07/15/2037	31,070	43,977
5.900% due 07/25/2042	13	15
6.000% due 07/25/2031 - 03/25/2036	951	1,161
6.080% due 09/01/2028	1,800	2,471
6.250% due 05/15/2029	14,400	20,579
6.678% due 05/25/2032	5	6
Federal Farm Credit Bank
5.125% due 07/09/2029	500	640
5.750% due 12/07/2028	20	27
Federal Home Loan Bank
6.640% due 12/13/2016	50	52
Freddie Mac
0.000% due 03/15/2031 (a)	13,400	8,558
0.586% due 08/15/2019 - 10/15/2020	128	128
0.666% due 02/15/2019	50	49
0.836% due 01/15/2033	7	7
0.936% due 09/15/2030	3	3
1.522% due 10/25/2044 - 02/25/2045	62	64
2.350% due 04/01/2035	91	97
2.396% due 10/01/2035	78	82
2.476% due 06/01/2035	44	46
4.000% due 06/15/2041	13,116	14,848
5.000% due 03/01/2038 - 12/01/2038	1,591	1,766
5.500% due 02/15/2024	78	89
6.000% due 06/15/2035 - 10/01/2037	538	646
6.250% due 07/15/2032 (i)	1,500	2,197
6.500% due 10/25/2043	92	110
6.750% due 03/15/2031 (i)	10,100	15,281
8.250% due 06/01/2016	130	132
Ginnie Mae
1.750% due 05/20/2030	93	95
Israel Government AID Bond
0.000% due 03/15/2022 - 11/01/2024 (a)	35,822	30,074
5.500% due 09/18/2023 - 09/18/2033	36,802	47,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residual Funding Corp. Strips
0.000% due 01/15/2030 - 04/15/2030 (a)	$330,502	$224,819
Resolution Funding Corp. Strips
0.000% due 07/15/2026 - 07/15/2029 (a)	31,474	23,061
Small Business Administration
5.290% due 12/01/2027	638	712
5.510% due 11/01/2027	164	186
Tennessee Valley Authority
4.625% due 09/15/2060	12,300	14,019
4.875% due 01/15/2048	2,250	2,682
5.375% due 04/01/2056	783	1,011
5.880% due 04/01/2036	21,400	29,173
6.235% due 07/15/2045	1,022	1,194

Total U.S. Government Agencies (Cost $470,152)		551,211

U.S. TREASURY OBLIGATIONS 29.2%
U.S. Treasury Bonds
2.500% due 02/15/2045 (i)(k)	20,500	19,998
2.500% due 02/15/2046 (g)	65,500	63,875
2.750% due 08/15/2042 (g)	64,250	66,391
2.750% due 11/15/2042 (g)(i)	85,250	87,939
3.000% due 11/15/2044 (g)	76,600	82,698
3.000% due 11/15/2045	4,900	5,292
3.125% due 02/15/2043 (g)	40,186	44,540
3.375% due 05/15/2044 (i)	2,600	3,016
U.S. Treasury Inflation Protected Securities (c)
0.750% due 02/15/2045 (g)	70,624	68,526
U.S. Treasury Notes
1.625% due 02/15/2026 (g)	146,500	144,451
2.125% due 05/15/2025 (k)	15,200	15,679
2.250% due 11/15/2024 (g)(k)	72,800	75,947
U.S. Treasury Strips (a)
0.000% due 05/15/2033	8,800	5,834
0.000% due 11/15/2033	18,800	12,252
0.000% due 05/15/2034	10,700	6,849
0.000% due 08/15/2039	13,100	7,224
0.000% due 05/15/2040	19,850	10,577
0.000% due 08/15/2040	43,900	23,231
0.000% due 11/15/2040	53,400	27,931
0.000% due 05/15/2042	1,300	648
0.000% due 08/15/2042	17,880	8,804
0.000% due 11/15/2042	22,800	11,050
0.000% due 11/15/2044	154,300	70,476

Total U.S. Treasury Obligations (Cost $810,838)		863,228

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000	7,015
American Home Mortgage Assets Trust
1.271% due 11/25/2046	2,315	1,109
American Home Mortgage Investment Trust
2.881% due 02/25/2045	24	24
BAMLL Commercial Mortgage Securities Trust
4.185% due 08/15/2046	13,300	14,057
Banc of America Funding Trust
2.815% due 02/20/2036	1,047	1,026
2.826% due 05/25/2035	27	27
3.023% due 01/20/2047 ^	75	63
Banc of America Mortgage Trust
6.500% due 09/25/2033	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Re-REMIC Trust
5.664% due 02/24/2051	$4,592	$4,647
5.705% due 12/24/2049	6,990	7,102
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,711
5.122% due 08/10/2035	8,700	8,667
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	376	376
2.660% due 10/25/2035	185	178
2.749% due 11/25/2030	73	70
2.844% due 11/25/2034	64	61
2.862% due 10/25/2035	145	145
2.924% due 03/25/2035	139	140
3.003% due 02/25/2034	24	23
3.004% due 05/25/2047 ^	2,539	2,282
3.090% due 03/25/2035	1,292	1,290
3.125% due 05/25/2034	5	5
Bear Stearns ALT-A Trust
2.792% due 09/25/2035	8,184	6,845
2.811% due 11/25/2036 ^	229	157
2.946% due 11/25/2036	362	273
Chase Mortgage Finance Trust
2.624% due 03/25/2037 ^	816	763
5.500% due 11/25/2035	5,000	4,800
Citigroup Mortgage Loan Trust, Inc.
0.503% due 01/25/2037	79	60
1.236% due 08/25/2035 ^	443	331
2.430% due 09/25/2035	256	254
2.650% due 09/25/2035	194	194
2.730% due 10/25/2035	127	125
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	457	468
Core Industrial Trust
3.494% due 02/10/2037	4,250	4,130
Countrywide Alternative Loan Trust
0.623% due 09/25/2046 ^	1,999	1,753
0.627% due 12/20/2046 ^	1,508	1,120
0.642% due 03/20/2046	372	271
0.713% due 02/25/2037	167	129
5.500% due 03/25/2036 ^	154	128
6.250% due 08/25/2037 ^	224	182
Countrywide Home Loan Mortgage Pass-Through Trust
0.663% due 05/25/2035	157	133
1.073% due 03/25/2035	472	353
2.592% due 02/20/2036 ^	187	174
2.595% due 04/20/2035	39	39
2.602% due 02/20/2036 ^	275	242
2.664% due 11/25/2034	194	184
2.670% due 11/20/2034	37	36
2.745% due 08/25/2034 ^	169	146
2.757% due 02/20/2035	70	70
2.763% due 08/25/2034 ^	63	55
5.250% due 05/25/2035	267	227
Countrywide Home Loan Reperforming REMIC Trust
0.853% due 07/25/2036	7,492	6,796
Credit Suisse First Boston Mortgage Securities Corp.
2.373% due 07/25/2033	45	44
2.612% due 08/25/2033	22	22
DBUBS Mortgage Trust
1.788% due 07/12/2044	5,579	5,528
DLJ Mortgage Acceptance Corp.
4.623% due 11/25/2023	10	10
Downey Savings & Loan Association Mortgage Loan Trust
0.692% due 08/19/2045	228	193
First Horizon Mortgage Pass-Through Trust
2.731% due 08/25/2035	52	46
2.799% due 12/25/2034	12	12

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	53

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039	$4,034	$4,117
GS Mortgage Securities Trust
4.473% due 03/10/2044	346	346
GSR Mortgage Loan Trust
2.838% due 09/25/2035	136	136
2.849% due 11/25/2035	25	24
HarborView Mortgage Loan Trust
0.612% due 07/19/2046 ^	3,331	1,926
0.622% due 01/19/2038	863	699
0.670% due 03/19/2036	308	220
2.931% due 07/19/2035 ^	192	160
IndyMac Mortgage Loan Trust
0.633% due 06/25/2046	1,130	846
2.711% due 12/25/2034	39	37
3.008% due 04/25/2037	244	198
3.024% due 04/25/2037 ^	499	368
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046	11,400	11,909
5.429% due 12/12/2043	484	490
JPMorgan Mortgage Trust
2.768% due 02/25/2035	14	14
2.824% due 07/25/2035	5,315	5,378
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	2,352	2,474
MASTR Adjustable Rate Mortgages Trust
0.643% due 04/25/2046	1,020	727
2.812% due 11/21/2034	274	279
MASTR Alternative Loan Trust
5.500% due 01/25/2025	127	127
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.136% due 11/15/2031	91	84
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.876% due 12/15/2030	106	101
Merrill Lynch Mortgage Investors Trust
0.643% due 02/25/2036	495	450
0.683% due 11/25/2035	11	10
1.439% due 10/25/2035	19	18
1.904% due 10/25/2035	109	106
2.479% due 05/25/2033	32	31
2.732% due 02/25/2034	21	21
2.773% due 07/25/2034	249	249
2.936% due 05/25/2033	13	13
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.864% due 08/12/2049	3,689	3,824
Morgan Stanley Capital Trust
5.332% due 12/15/2043	427	430
Prime Mortgage Trust
0.833% due 02/25/2034	6	5
Residential Accredit Loans, Inc. Trust
0.643% due 04/25/2046	286	128
6.000% due 06/25/2036	107	88
Residential Asset Securitization Trust
0.833% due 01/25/2046 ^	319	153
SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2043	13,400	13,143
Structured Adjustable Rate Mortgage Loan Trust
0.653% due 05/25/2037	369	298
1.751% due 01/25/2035	127	101
2.539% due 12/25/2034	381	374
2.707% due 08/25/2035	46	43
Structured Asset Mortgage Investments Trust
0.643% due 04/25/2036	1,648	1,176
0.653% due 05/25/2036	360	265
0.682% due 07/19/2035	87	80

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.713% due 02/25/2036 ^	$764	$587
0.743% due 12/25/2035 ^	13	10
1.092% due 10/19/2034	43	42
Structured Asset Securities Corp.
2.604% due 12/25/2033	41	40
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.374% due 01/25/2032	17	17
2.688% due 02/25/2032	23	22
WaMu Mortgage Pass-Through Certificates Trust
0.703% due 12/25/2045	129	119
0.723% due 10/25/2045	1,719	1,593
0.743% due 01/25/2045	86	81
1.051% due 02/25/2047 ^	1,012	779
1.051% due 03/25/2047 ^	542	406
1.081% due 01/25/2047	4	3
1.111% due 04/25/2047	2,152	1,796
1.351% due 08/25/2046	3,165	2,601
1.717% due 08/25/2042	3	3
2.155% due 05/25/2046	53	45
2.155% due 09/25/2046	34	29
2.155% due 10/25/2046	9	8
2.155% due 11/25/2046	104	92
2.190% due 12/25/2036 ^	522	448
2.472% due 02/25/2037 ^	758	677
2.776% due 03/25/2034	313	314
Washington Mutual Mortgage Loan Trust
1.518% due 05/25/2041	8	7
Washington Mutual Mortgage Pass-Through Certificates Trust
1.321% due 05/25/2046	825	580
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	13,100	14,264
Wells Fargo Mortgage-Backed Securities Trust
2.749% due 09/25/2034	129	131
2.837% due 03/25/2036	1,169	1,149
2.838% due 01/25/2035	29	29

Total Non-Agency Mortgage-Backed Securities (Cost $157,620)		164,851

ASSET-BACKED SECURITIES 1.0%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	4,063	4,291
Amortizing Residential Collateral Trust
1.013% due 07/25/2032	1	1
Bayview Financial Acquisition Trust
5.660% due 12/28/2036	20	20
Bear Stearns Asset-Backed Securities Trust
2.918% due 07/25/2036	132	124
3.072% due 10/25/2036	46	45
Centex Home Equity Loan Trust
4.680% due 06/25/2032	89	91
Citigroup Mortgage Loan Trust, Inc.
0.493% due 07/25/2045	15	10
Countrywide Asset-Backed Certificates
0.613% due 09/25/2036	83	82
0.673% due 12/25/2031 ^	9	7
Credit-Based Asset Servicing and Securitization LLC
0.503% due 01/25/2037 ^	37	16
0.553% due 07/25/2037	34	20
1.336% due 07/25/2035	100	89
4.390% due 04/25/2037	1,043	1,000
Equity One Mortgage Pass-Through Trust
5.699% due 07/25/2034	925	921
First NLC Trust
0.503% due 08/25/2037	24	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GE-WMC Mortgage Securities Trust
0.473% due 08/25/2036		$1	$1
GSAMP Trust
0.503% due 12/25/2036		9	4
Lehman ABS Mortgage Loan Trust
0.523% due 06/25/2037		22	13
Long Beach Mortgage Loan Trust
0.993% due 10/25/2034		5	4
MASTR Specialized Loan Trust
0.693% due 02/25/2036		8,969	7,684
MESA Trust
1.233% due 12/25/2031		47	43
New Century Home Equity Loan Trust
1.173% due 08/25/2034		17	15
1.513% due 01/25/2034		356	331
4.652% due 08/25/2035		324	340
Residential Asset Securities Corp. Trust
5.510% due 04/25/2033		699	735
Securitized Asset-Backed Receivables LLC Trust
0.563% due 05/25/2037 ^		67	43
SLM Student Loan Trust
2.119% due 04/25/2023		13,651	13,510
Soundview Home Loan Trust
0.513% due 06/25/2037		16	9
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045		567	568

Total Asset-Backed Securities (Cost $29,732)			30,028

SOVEREIGN ISSUES 2.1%
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		2,100	2,176
Colombia Government International Bond
6.125% due 01/18/2041		8,700	9,179
7.375% due 09/18/2037		720	855
Mexico Government International Bond
4.600% due 01/23/2046		3,490	3,416
5.550% due 01/21/2045		350	389
5.750% due 10/12/2110		10,400	10,582
6.050% due 01/11/2040		4,785	5,628
Qatar Government International Bond
6.400% due 01/20/2040		10,700	14,298
Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	15,213

Total Sovereign Issues (Cost $56,486)			61,736

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.		3,712	201

Total Common Stocks (Cost $108)			201

CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
Wells Fargo & Co.
7.500% (d)		15,300	18,440

Total Convertible Preferred Securities (Cost $15,982)			18,440

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

UTILITIES 0.2%
Entergy Louisiana LLC
4.700% due 06/01/2063	20,000	$494
Entergy Texas, Inc.
5.625% due 06/01/2064	156,000	4,176
SCE Trust
5.750% due 03/15/2024 (d)	43,000	1,168

Total Preferred Securities (Cost $5,375)		5,838

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (f) 0.0%
		553

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.264% due 04/07/2016 (a)(b)(g)(k)	$380	380

Total Short-Term Instruments (Cost $933)		933

Total Investments in Securities (Cost $3,199,430)		3,422,883

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	17,833	$176

Total Short-Term Instruments (Cost $176)		176

Total Investments in Affiliates (Cost $176)		176

Total Investments 115.6% (Cost $3,199,606)		$3,423,059

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $(325))		415

Other Assets and Liabilities, net (15.6%)		(462,094)

Net Assets 100.0%		$2,961,380

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon bond.
(b)	Coupon represents a yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 6,042	$5,997	0.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$553	U.S. Treasury Notes 2.125% due 08/15/2021	$(568)	$553	$553

Total Repurchase Agreements						$(568)	$553	$553

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOM	0.590%	01/19/2016	04/19/2016	$(61,513)	$(61,586)
BOS	(0.100)	03/29/2016	04/05/2016	(10,780)	(10,780)
	0.150	03/30/2016	04/01/2016	(125,460)	(125,461)
	0.600	01/12/2016	04/12/2016	(13,618)	(13,636)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	55

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

Counterparty	Borrowing Rate (2)		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
GRE	(0.250	) %	04/01/2016	04/08/2016	$(86,680)	$(86,680)
	0.710		04/01/2016	04/11/2016	(35,448)	(35,448)
IND	0.550		01/26/2016	04/26/2016	(22,055)	(22,077)
	0.550		03/31/2016	04/04/2016	(17,430)	(17,430)
	0.570		02/04/2016	04/08/2016	(9,092)	(9,100)
RDR	0.450		03/29/2016	04/14/2016	(37,075)	(37,076)
SCX	0.580		01/13/2016	04/12/2016	(15,637)	(15,657)
	0.590		01/13/2016	04/13/2016	(2,047)	(2,050)
	0.640		01/19/2016	05/17/2016	(42,155)	(42,210)
	0.650		02/03/2016	04/04/2016	(34,296)	(34,332)
	0.660		02/19/2016	04/18/2016	(3,923)	(3,927)
SGY	0.000		03/30/2016	04/04/2016	(7,678)	(7,678)
	0.300		03/29/2016	04/05/2016	(5,550)	(5,551)
	0.300		03/30/2016	04/05/2016	(37,634)	(37,634)
	0.300		04/05/2016	04/06/2016	(25,904)	(25,904)

Total Reverse Repurchase Agreements						$(594,217)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.639%	02/19/2016	04/19/2016	$(16,643)	$(16,677)
NOM	(0.100)	04/01/2016	04/04/2016	(592)	(592)

Total Sale-Buyback Transactions					$(17,269)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(528,298) at a weighted average interest rate of 0.312%.
(3)	Payable for sale-buyback transactions includes $17 of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	5.000%	04/01/2046	$12,000	$(13,264)	$(13,280)
Fannie Mae, TBA	6.000	04/01/2046	5,000	(5,689)	(5,699)
Freddie Mac, TBA	5.500	04/01/2046	1,000	(1,109)	(1,113)

Total Short Sales				$(20,062)	$(20,092)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $597,296 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(61,586)	$0	$(61,586)	$61,994	$408
BOS	0	(149,877)	0	(149,877)	150,172	295
GRE	0	(122,128)	0	(122,128)	122,030	(98)
IND	0	(48,607)	0	(48,607)	48,594	(13)
RDR	0	(37,076)	0	(37,076)	36,888	(188)
SCX	0	(98,176)	0	(98,176)	97,866	(310)
SGY	0	(76,767)	0	(76,767)	50,799	(25,968)
SSB	553	0	0	553	(568)	(15)

Master Securities Forward Transaction Agreement
GSC	0	0	(16,677)	(16,677)	16,716	39
NOM	0	0	(592)	(592)	592	(0)

Total Borrowings and Other Financing Transactions	$553	$(594,217)	$(17,269)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(125,461)	$(278,514)	$(42,210)	$0	$(446,185)

Total	$(125,461)	$(278,514)	$(42,210)	$0	$(446,185)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(17,269)	0	0	(17,269)

Total	$0	$(17,269)	$0	$0	$(17,269)

Total Borrowings	$(125,461)	$(295,783)	$(42,210)	$0	$(463,454)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions (5)					$(463,454)

(5)	Unsettled reverse repurchase agreements liability of $(148,032) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	634	$(776)	$674	$0

Total Futures Contracts				$(776)	$674	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.350%	10/02/2025	$	49,200	$(3,663)	$(3,343)	$0	$(178)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		169,300	(8,751)	(1,161)	0	(638)
Receive	3-Month USD-LIBOR *	1.814	06/28/2026		19,200	(190)	(189)	0	(71)
Pay	3-Month USD-LIBOR *	1.814	06/28/2026		19,200	189	190	71	0
Pay	28-Day MXN-TIIE	8.300	02/07/2019	MXN	211,800	1,204	(988)	3	0
Pay	28-Day MXN-TIIE	5.750	06/05/2023		28,000	2	(39)	3	0

						$(11,209)	$(5,530)	$77	$(887)

Total Swap Agreements						$(11,209)	$(5,530)	$77	$(887)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $11,638 and cash of $4,106 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$674	$77	$751	$0	$0	$(887)	$(887)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	57

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		JPY	23,000	$		206	$1	$0

BRC	05/2016	$		121		MXN	2,107	1	0

CBK	05/2016		CAD	1,078	$		779	0	(51)
	05/2016		EUR	24,682			27,463	0	(655)
	05/2016	$		48,051		EUR	43,510	1,517	0
	05/2016			28,873		MXN	516,117	876	0

GLM	04/2016			11,571		GBP	8,288	332	0
	05/2016		EUR	849	$		933	0	(34)
	05/2016	$		11,040		RUB	791,981	609	0

HUS	04/2016			204		JPY	23,000	0	0
	05/2016		JPY	23,000	$		205	0	0

JPM	05/2016	$		274		MXN	4,900	8	0

SCX	04/2016		GBP	7,203	$		10,025	0	(320)
	05/2016		EUR	57,053			63,496	0	(1,500)

UAG	04/2016		GBP	99			137	0	(5)

Total Forward Foreign Currency Contracts								$3,344	$(2,565)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	35,300	$3,106	$308
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		11,600	1,005	965

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.064	06/24/2016		400	2	1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	06/28/2016		25,900	143	111

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.064	06/24/2016		6,100	37	19

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		1,782,000	557	165
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		79,400	270	372
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.015	06/28/2016		56,500	339	226

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		69,200	248	325
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.055	06/28/2016		59,800	359	198
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		36,600	3,221	319

								$9,287	$3,009

Total Purchased Options								$9,287	$3,009

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600%	06/15/2016	EUR	41,600	$(46)	$(41)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016		41,600	(86)	(74)

							$(132)	$(115)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$40,800	$(367)	$(7)

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	55,600	$(1,014)	$(913)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		77,400	(3,213)	(198)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.564	06/24/2016		400	(3)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/28/2016		25,900	(151)	(173)

DUB	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.564	06/24/2016		6,100	(40)	(50)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.515	06/28/2016		56,500	(364)	(399)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		3,600	(60)	(68)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		13,600	(218)	(261)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	06/28/2016		59,800	(389)	(491)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		3,000	(51)	(57)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		11,500	(195)	(221)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		80,400	(3,336)	(206)

								$(9,034)	$(3,040)

Total Written Options								$(9,533)	$(3,162)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$877,600	EUR	0	$(13,826)
Sales	544,600		83,200	(4,772)
Closing Buys	(735,600)		0	7,595
Expirations	(125,600)		0	652
Exercised	(126,400)		0	818

Balance at End of Period	$434,600	EUR	83,200	$(9,533)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Telstra Corp. Ltd.	1.000%	06/20/2021	0.674%	$ 2,300	$32	$7	$39	$0

HUS	Russia Government International Bond	1.000	12/20/2020	2.625	1,600	(111)	(3)	0	(114)

						$(79)	$4	$39	$(114)

Total Swap Agreements						$(79)	$4	$39	$(114)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $1,859 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$1	$1,273	$0	$1,274	$0	$(1,111)	$0	$(1,111)	$163	$(140)	$23
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	2,393	112	0	2,505	(706)	(183)	0	(889)	1,616	(1,770)	(154)
DUB	0	19	39	58	0	(50)	0	(50)	8	43	51

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	59

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
GLM	$941	$763	$0	$1,704	$(34)	$(728)	$0	$(762)	$942	$(960)	$(18)
GST	0	0	0	0	0	(115)	0	(115)	(115)	0	(115)
HUS	0	0	0	0	0	0	(114)	(114)	(114)	0	(114)
JPM	8	842	0	850	0	(975)	0	(975)	(125)	0	(125)
SCX	0	0	0	0	(1,820)	0	0	(1,820)	(1,820)	1,798	(22)
UAG	0	0	0	0	(5)	0	0	(5)	(5)	9	4

Total Over the Counter	$3,344	$3,009	$39	$6,392	$(2,565)	$(3,162)	$(114)	$(5,841)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$674	$674
Swap Agreements	0	0	0	0	77	77

	$0	$0	$0	$0	$751	$751

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,344	$0	$3,344
Purchased Options	0	0	0	0	3,009	3,009
Swap Agreements	0	39	0	0	0	39

	$0	$39	$0	$3,344	$3,009	$6,392

	$0	$39	$0	$3,344	$3,760	$7,143

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$887	$887

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,565	$0	$2,565
Written Options	0	115	0	0	3,047	3,162
Swap Agreements	0	114	0	0	0	114

	$0	$229	$0	$2,565	$3,047	$5,841

	$0	$229	$0	$2,565	$3,934	$6,728

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,843	$3,843
Swap Agreements	0	(168)	0	0	1,722	1,554

	$0	$(168)	$0	$0	$5,565	$5,397

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,752	$0	$3,752
Purchased Options	0	0	0	0	(919)	(919)
Written Options	0	0	0	0	6,164	6,164
Swap Agreements	0	29	0	0	0	29

	$0	$29	$0	$3,752	$5,245	$9,026

	$0	$(139)	$0	$3,752	$10,810	$14,423

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,207)	$(1,207)
Swap Agreements	0	(465)	0	0	2,139	1,674

	$0	$(465)	$0	$0	$932	$467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,562)	$0	$(4,562)
Purchased Options	0	0	0	0	(1,546)	(1,546)
Written Options	0	18	0	0	517	535
Swap Agreements	0	(17)	0	0	0	(17)

	$0	$1	$0	$(4,562)	$(1,029)	$(5,590)

	$0	$(464)	$0	$(4,562)	$(97)	$(5,123)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$0	$5,997	$5,997
Corporate Bonds & Notes
Banking & Finance	0	521,761	0	521,761
Industrials	0	701,040	0	701,040
Utilities	0	360,635	0	360,635
Municipal Bonds & Notes
California	0	42,214	0	42,214
Colorado	0	1,302	0	1,302
Georgia	0	17,028	0	17,028
Illinois	0	12,719	0	12,719
Iowa	0	151	0	151
Kansas	0	2,743	0	2,743
Mississippi	0	3,902	0	3,902
New York	0	8,450	0	8,450
Ohio	0	15,118	0	15,118
Pennsylvania	0	610	0	610
Texas	0	25,542	0	25,542
West Virginia	0	7,205	0	7,205
U.S. Government Agencies	0	551,211	0	551,211
U.S. Treasury Obligations	0	863,228	0	863,228
Non-Agency Mortgage-Backed Securities	0	164,851	0	164,851
Asset-Backed Securities	0	30,028	0	30,028
Sovereign Issues	0	61,736	0	61,736
Common Stocks
Financials	201	0	0	201
Convertible Preferred Securities
Banking & Finance	0	18,440	0	18,440
Preferred Securities
Utilities	4,670	1,168	0	5,838

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short-Term Instruments
Repurchase Agreements	$0	$553	$0	$553
U.S. Treasury Bills	0	380	0	380
	$4,871	$3,412,015	$5,997	$3,422,883

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$176	$0	$0	$176

Total Investments	$5,047	$3,412,015	$5,997	$3,423,059

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,092)	$0	$(20,092)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	674	77	0	751
Over the counter	0	6,392	0	6,392
	$674	$6,469	$0	$7,143

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(887)	0	(887)
Over the counter	0	(5,841)	0	(5,841)
	$0	$(6,728)	$0	$(6,728)

Totals	$5,721	$3,391,664	$5,997	$3,403,382

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016. There were assets and liabilities valued at $52,882 transferred from Level 3 to Level 2 during the period ended March 31, 2016. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	61

Schedule of Investments PIMCO Long-Term U.S. Government Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.4%

CORPORATE BONDS & NOTES 1.0%

INDUSTRIALS 1.0%
Vessel Management Services, Inc.
3.432% due 08/15/2036	$5,628	$5,830

Total Corporate Bonds & Notes (Cost $5,628)		5,830

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	858

Total Municipal Bonds & Notes (Cost $713)		858

U.S. GOVERNMENT AGENCIES 30.9%
Fannie Mae
0.000% due 05/15/2030 (a)	13,282	8,687
0.493% due 07/25/2037	364	342
0.640% due 03/18/2031	111	111
0.883% due 10/25/2030	4	4
1.033% due 10/25/2017	12	12
1.333% due 04/25/2032	37	38
1.483% due 03/25/2022	37	38
1.522% due 06/01/2043 - 03/01/2044	611	623
2.143% due 10/01/2024	34	34
2.254% due 04/01/2028	26	27
2.345% due 08/01/2026	6	6
2.387% due 07/01/2035	108	114
2.394% due 11/01/2023	21	22
2.536% due 02/01/2028	5	5
2.608% due 11/01/2034	133	141
2.690% due 05/01/2025	5	5
2.774% due 12/01/2027	29	30
3.375% due 10/01/2024	1	1
3.500% due 06/25/2044	2,536	2,702
3.765% due 12/01/2025	2,300	2,537
4.000% due 09/25/2044 - 10/25/2044	12,757	13,938
4.250% due 04/25/2037	470	519
4.500% due 10/25/2023 - 06/25/2025	3,623	3,894
5.000% due 08/25/2036	7,383	8,203
5.380% due 07/01/2033	2,004	2,307
5.625% due 04/17/2028 - 07/15/2037	10,082	14,250
6.000% due 05/17/2027	329	357
6.500% due 02/01/2022 - 08/01/2037	1,662	1,901
6.750% due 06/25/2032	2,340	2,668
6.900% due 05/25/2023	55	62
6.950% due 07/25/2020	9	9
7.000% due 12/25/2022 - 03/01/2038	2,116	2,393
7.800% due 10/25/2022	8	9
9.000% due 06/01/2027 - 11/01/2030	34	36
Federal Farm Credit Bank
5.125% due 07/09/2029	675	864
5.750% due 12/07/2028	500	668
Federal Housing Administration
6.896% due 07/01/2020	258	245
7.000% due 11/25/2019	62	62
7.430% due 10/01/2022 - 01/01/2024	21	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.836% due 01/15/2033	$72	$73
0.936% due 04/15/2029 - 12/15/2032	66	66
0.986% due 06/15/2031	30	30
1.436% due 09/15/2021	10	11
1.522% due 10/25/2044	3,298	3,354
1.722% due 07/25/2044	859	903
1.740% due 10/25/2023	32	32
2.381% due 10/01/2026	16	16
2.450% due 09/01/2027	22	23
2.472% due 01/01/2028	23	24
2.495% due 06/01/2022	2	2
2.521% due 01/01/2028	15	16
2.619% due 02/01/2028	44	44
2.875% due 05/01/2022	3	3
3.500% due 05/15/2042	5,490	5,619
4.000% due 07/15/2042	3,952	4,410
4.500% due 02/15/2035 - 07/15/2035	6,602	7,067
5.000% due 04/15/2033	1	1
5.500% due 07/15/2033 - 06/15/2035	6,447	7,656
6.000% due 05/15/2028 - 09/15/2029	49	55
6.250% due 09/15/2023	608	652
6.500% due 08/01/2022 - 10/25/2043	611	693
6.750% due 03/15/2031	100	151
7.000% due 07/15/2022 - 01/15/2024	144	159
Ginnie Mae
1.382% due 03/20/2031	300	305
1.750% due 04/20/2017 - 05/20/2032	564	576
1.875% due 07/20/2022 - 09/20/2026	84	86
2.000% due 02/20/2017 - 11/20/2027	125	129
2.500% due 09/20/2017 - 03/20/2025	24	25
3.000% due 12/20/2017 - 08/20/2018	10	10
3.500% due 03/20/2021	4	4
4.000% due 08/20/2044 - 09/20/2044	26,182	28,684
6.000% due 08/20/2033	2,569	3,014
6.500% due 08/20/2034 - 09/20/2034	19	24
7.000% due 03/16/2029	819	1,011
NCUA Guaranteed Notes
0.808% due 11/06/2017	847	846
Overseas Private Investment Corp.
4.736% due 03/15/2022	2,302	2,523
Residual Funding Corp. Strips
0.000% due 07/15/2020 - 04/15/2030 (a)	47,444	32,273
Resolution Funding Corp. Strips
0.000% due 10/15/2028 - 04/15/2029 (a)	12,439	8,830
Small Business Administration
5.240% due 08/01/2023	805	883
Tennessee Valley Authority
4.625% due 09/15/2060	3,800	4,331
5.375% due 04/01/2056	2,600	3,357
Tennessee Valley Authority Strips
0.000% due 05/01/2030 (a)	7,400	4,730

Total U.S. Government Agencies (Cost $169,125)		190,585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 71.6%
U.S. Treasury Bonds
2.500% due 02/15/2045	$15,100	$14,730
2.500% due 02/15/2046	20,800	20,284
2.750% due 08/15/2042 (f)	3,400	3,513
2.750% due 11/15/2042 (d)	69,500	71,692
2.875% due 05/15/2043	7,100	7,487
3.000% due 11/15/2044 (d)	78,700	84,965
3.000% due 05/15/2045	30,100	32,478
3.125% due 02/15/2043 (d)	39,600	43,890
3.375% due 05/15/2044	11,300	13,107
3.875% due 08/15/2040	17,900	22,452
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2045	18,310	17,766
U.S. Treasury Notes
1.625% due 02/15/2026 (d)	46,200	45,554
2.125% due 05/15/2025	3,900	4,023
2.250% due 11/15/2024	15,000	15,649
U.S. Treasury Strips (a)
0.000% due 05/15/2040	17,150	9,139
0.000% due 08/15/2040	5,500	2,911
0.000% due 11/15/2042	1,100	533
0.000% due 05/15/2043	39,900	19,279
0.000% due 11/15/2043	21,400	10,308
0.000% due 11/15/2044	1,500	685
0.000% due 02/15/2045	3,400	1,540

Total U.S. Treasury Obligations (Cost $423,718)		441,985

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.6%
BAMLL Commercial Mortgage Securities Trust
4.185% due 08/15/2046	9,800	10,358
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	325	332
Bear Stearns Adjustable Rate Mortgage Trust
2.629% due 04/25/2033	37	37
2.926% due 02/25/2033	14	13
2.971% due 01/25/2034	86	87
3.003% due 02/25/2034	255	248
Bear Stearns ALT-A Trust
2.792% due 09/25/2035	702	587
Bear Stearns Commercial Mortgage Securities Trust
5.694% due 06/11/2050	1,075	1,117
Bear Stearns Mortgage Securities, Inc.
2.827% due 06/25/2030	2	2
Commercial Mortgage Trust
5.813% due 12/10/2049	468	487
Countrywide Alternative Loan Trust
0.613% due 05/25/2047	813	642
0.643% due 05/25/2035	703	579
Countrywide Home Loan Mortgage Pass-Through Trust
0.723% due 04/25/2035	194	162
1.073% due 03/25/2035	1,178	890
Credit Suisse Commercial Mortgage Trust
3.953% due 09/15/2037	10,000	10,573
Credit Suisse First Boston Mortgage Securities Corp.
2.373% due 07/25/2033	259	256
5.750% due 04/22/2033	126	129
6.500% due 04/25/2033	4	4
First Republic Bank Mortgage Pass-Through Certificates
0.913% due 06/25/2030	66	65
HarborView Mortgage Loan Trust
0.652% due 05/19/2035	556	458
0.670% due 03/19/2036	615	439
2.931% due 07/19/2035 ^	331	277
Impac CMB Trust
0.933% due 10/25/2035	2,824	2,326

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Commercial Mortgage Securities Trust
5.682% due 02/12/2049	$122	$123
5.882% due 02/15/2051	206	213
JPMorgan Mortgage Trust
2.824% due 07/25/2035	316	320
MASTR Asset Securitization Trust
5.500% due 09/25/2033	50	50
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.599% due 10/25/2035	2,740	2,549
Residential Accredit Loans, Inc. Trust
0.733% due 08/25/2035	517	393
6.000% due 06/25/2036	1,421	1,166
Sequoia Mortgage Trust
0.782% due 07/20/2033	388	364
0.812% due 10/20/2027	8	8
1.132% due 10/19/2026	20	19
Structured Adjustable Rate Mortgage Loan Trust
0.653% due 05/25/2037	1,654	1,337
Structured Asset Mortgage Investments Trust
0.653% due 05/25/2036	200	147
1.092% due 09/19/2032	14	14
1.272% due 10/19/2033	176	158
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.374% due 01/25/2032	1	1
WaMu Mortgage Pass-Through Certificates Trust
0.693% due 11/25/2045	41	38
0.743% due 01/25/2045	689	651
1.132% due 12/25/2046	723	609
1.351% due 02/25/2046	1,200	1,092
1.717% due 08/25/2042	21	20
1.751% due 06/25/2042	33	32
2.155% due 08/25/2046	426	377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Mortgage Loan Trust
1.518% due 05/25/2041	$10	$10
Wells Fargo Mortgage-Backed Securities Trust
2.837% due 03/25/2036	923	906

Total Non-Agency Mortgage-Backed Securities (Cost $42,608)		40,665

ASSET-BACKED SECURITIES 0.7%
Amortizing Residential Collateral Trust
1.013% due 07/25/2032	23	21
Bear Stearns Asset-Backed Securities Trust
1.093% due 10/25/2032	76	73
1.433% due 11/25/2042	374	344
CIT Group Home Equity Loan Trust
0.980% due 06/25/2033	30	28
Credit-Based Asset Servicing and Securitization LLC
0.493% due 11/25/2036	17	9
L.A. Arena Funding LLC
7.656% due 12/15/2026	34	37
Massachusetts Educational Financing Authority
1.569% due 04/25/2038	382	376
Soundview Home Loan Trust
0.493% due 11/25/2036	186	60
Specialty Underwriting & Residential Finance Trust
1.233% due 10/25/2035	1,989	1,734
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	1,781	1,786
Washington Mutual Asset-Backed Certificates Trust
0.493% due 10/25/2036	116	56

Total Asset-Backed Securities (Cost $4,895)		4,524

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.5%
		$2,991

	Total Short-Term Instruments (Cost $2,991)	2,991

	Total Investments in Securities (Cost $649,678)	687,438

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	14,759	146

	Total Short-Term Instruments (Cost $146)	146

	Total Investments in Affiliates (Cost $146)	146

Total Investments 111.4% (Cost $649,824)		$687,584

	Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(210))	123

	Other Assets and Liabilities, net (11.4%)	(70,650)

Net Assets 100.0%		$617,057

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$2,991	U.S. Treasury Notes 2.125% due 08/15/2021	$(3,054)	$2,991	$2,991

Total Repurchase Agreements						$(3,054)	$2,991	$2,991

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	(0.100)%	03/29/2016	04/05/2016	$(980)	$(980)
GRE	0.050	03/30/2016	04/04/2016	(6,895)	(6,895)
	0.650	01/19/2016	04/19/2016	(14,421)	(14,440)
IND	0.550	01/15/2016	04/15/2016	(15,150)	(15,167)
RDR	0.450	03/29/2016	04/14/2016	(5,537)	(5,538)
SGY	0.000	03/30/2016	04/04/2016	(29,808)	(29,808)

Total Reverse Repurchase Agreements					$(72,828)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	63

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	0.100%	03/31/2016	04/01/2016	$(2,659)	$(2,659)

Total Sale-Buyback Transactions					$(2,659)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(127,888) at a weighted average interest rate of 0.284%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(d)	Securities with an aggregate market value of $76,753 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(980)	$0	$(980)	$986	$6
GRE	0	(21,335)	0	(21,335)	21,165	(170)
IND	0	(15,167)	0	(15,167)	15,129	(38)
RDR	0	(5,538)	0	(5,538)	5,542	4
SGY	0	(29,808)	0	(29,808)	29,876	68
SSB	2,991	0	0	2,991	(3,054)	(63)

Master Securities Forward Transaction Agreement
BCY	0	0	(2,659)	(2,659)	2,662	3

Total Borrowings and Other Financing Transactions	$2,991	$(72,828)	$(2,659)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(72,828)	$0	$0	$(72,828)

Total	$0	$(72,828)	$0	$0	$(72,828)

Sale-Buyback Transactions
U.S. Treasury Obligations	(2,659)	0	0	0	(2,659)

Total	$(2,659)	$0	$0	$0	$(2,659)

Total Borrowings	$(2,659)	$(72,828)	$0	$0	$(75,487)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(75,487)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	Long	06/2016	91	$(82)	$88	$0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	162	(195)	172	0

Total Futures Contracts				$(277)	$260	$0

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR *	2.250%	06/15/2026	$46,000	$(2,378)	$(319)	$0	$(173)

Total Swap Agreements					$(2,378)	$(319)	$0	$(173)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(f)	Securities with an aggregate market value of $2,355 and cash of $1,857 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$260	$0	$260	$0	$0	$(173)	$(173)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	28,000	$2,464	$244
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		2,200	191	183

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	06/28/2016		6,800	37	29

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		355,500	111	33
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		17,800	60	84
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.015	06/28/2016		12,000	72	48

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		15,800	57	74
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.055	06/28/2016		11,900	71	40
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		600	53	5

								$3,116	$740

Total Purchased Options								$3,116	$740

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$8,000	$(66)	$(1)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,800	(151)	(3)

						$(217)	$(4)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$ 10,600	$(193)	$(174)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017	62,700	(2,603)	(160)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/28/2016	6,800	(40)	(45)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.515	06/28/2016	12,000	(77)	(85)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	900	(15)	(17)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	2,900	(46)	(56)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	65

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555%	06/28/2016	$ 11,900	$(77)	$(98)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	900	(15)	(17)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017	2,500	(43)	(48)

							$(3,109)	$(700)

Total Written Options							$(3,326)	$(704)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount	Premiums
Balance at Beginning of Period	$268,500	$(7,378)
Sales	109,300	(936)
Closing Buys	(190,400)	4,684
Expirations	(26,000)	139
Exercised	(25,400)	165

Balance at End of Period	$136,000	$(3,326)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$427	$0	$427	$0	$(334)	$0	$(334)	$93	$0	$93
CBK	0	29	0	29	0	(49)	0	(49)	(20)	0	(20)
GLM	0	165	0	165	0	(158)	0	(158)	7	0	7
JPM	0	119	0	119	0	(163)	0	(163)	(44)	0	(44)

Total Over the Counter	$0	$740	$0	$740	$0	$(704)	$0	$(704)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$260	$260

Over the counter
Purchased Options	$0	$0	$0	$0	$740	$740

	$0	$0	$0	$0	$1,000	$1,000

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$173	$173

Over the counter
Written Options	$0	$0	$0	$0	$704	$704

	$0	$0	$0	$0	$877	$877

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$938	$938
Swap Agreements	0	0	0	0	(3,899)	(3,899)

	$0	$0	$0	$0	$(2,961)	$(2,961)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,406)	$(1,406)
Written Options	0	0	0	0	2,372	2,372

	$0	$0	$0	$0	$966	$966

	$0	$0	$0	$0	$(1,995)	$(1,995)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(87)	$(87)
Swap Agreements	0	0	0	0	3,533	3,533

	$0	$0	$0	$0	$3,446	$3,446

Over the counter
Purchased Options	$0	$0	$0	$0	$1,019	$1,019
Written Options	0	0	0	0	(1,289)	(1,289)

	$0	$0	$0	$0	$(270)	$(270)

	$0	$0	$0	$0	$3,176	$3,176

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$5,830	$0	$5,830
Municipal Bonds & Notes
New York	0	858	0	858
U.S. Government Agencies	0	190,258	327	190,585
U.S. Treasury Obligations	0	441,985	0	441,985
Non-Agency Mortgage-Backed Securities	0	40,665	0	40,665
Asset-Backed Securities	0	4,524	0	4,524
Short-Term Instruments
Repurchase Agreements	0	2,991	0	2,991
	$0	$687,111	$327	$687,438

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$146	$0	$0	$146

Total Investments	$146	$687,111	$327	$687,584

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	260	0	0	260
Over the counter	0	740	0	740
	$260	$740	$0	$1,000

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(173)	0	(173)
Over the counter	0	(704)	0	(704)
	$0	$(877)	$0	$(877)

Totals	$406	$686,974	$327	$687,707

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	67

Schedule of Investments PIMCO Moderate Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.9%

BANK LOAN OBLIGATIONS 0.6%
Chrysler Group LLC
3.500% due 05/24/2017		$2,004	$2,006
Community Health Systems, Inc.
3.683% - 3.886% due 12/31/2018		3,743	3,715
Huntsman International LLC
5.500% due 04/19/2017		3,436	3,427

Total Bank Loan Obligations (Cost $9,189)			9,148

CORPORATE BONDS & NOTES 31.1%

BANKING & FINANCE 22.7%
Ally Financial, Inc.
6.250% due 12/01/2017		4,099	4,283
American Express Credit Corp.
2.600% due 09/14/2020		6,600	6,767
American International Group, Inc.
3.750% due 07/10/2025		8,200	8,210
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	1,600	446
4.750% due 01/15/2018 ^		1,400	390
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)		2,200	2,469
Bank of America Corp.
0.947% due 08/15/2016		$900	899
5.650% due 05/01/2018		2,800	3,008
6.300% due 03/10/2026 (f)		1,700	1,759
6.875% due 04/25/2018		3,500	3,845
8.680% due 05/02/2017		95	97
8.950% due 05/18/2017		95	96
Bank of America N.A.
0.914% due 06/15/2016		28,200	28,194
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.045% due 03/10/2017		12,300	12,281
Barclays Bank PLC
7.750% due 04/10/2023		3,300	3,469
10.179% due 06/12/2021		515	655
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	2,200	2,224
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$9,600	10,548
BPE Financiaciones S.A.
2.500% due 02/01/2017 (h)	EUR	2,400	2,773
CIT Group, Inc.
5.250% due 03/15/2018		$24,900	25,821
Citigroup, Inc.
0.906% due 06/09/2016		21,100	21,088
1.350% due 03/10/2017		700	701
Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		2,900	2,888
Eksportfinans ASA
2.375% due 05/25/2016		16,100	16,118
5.500% due 05/25/2016		3,850	3,872
5.500% due 06/26/2017		1,000	1,042
Ford Motor Credit Co. LLC
1.684% due 09/08/2017		200	199
1.724% due 12/06/2017		300	298
2.240% due 06/15/2018		1,700	1,700
2.551% due 10/05/2018		7,634	7,671
3.200% due 01/15/2021		2,400	2,458
4.207% due 04/15/2016		1,575	1,576
8.000% due 12/15/2016		1,100	1,149
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,100	4,108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.200% due 07/13/2020		$4,900	$4,896
3.700% due 11/24/2020		500	510
6.750% due 06/01/2018		4,000	4,324
HCP, Inc.
4.000% due 12/01/2022		2,500	2,518
Hospitality Properties Trust
4.250% due 02/15/2021		2,500	2,540
HSBC Holdings PLC
5.100% due 04/05/2021		300	330
Industrial Bank of Korea
3.750% due 09/29/2016		500	507
International Lease Finance Corp.
3.875% due 04/15/2018		100	101
5.750% due 05/15/2016		10,930	10,960
6.750% due 09/01/2016		3,950	4,014
7.125% due 09/01/2018		100	109
JPMorgan Chase & Co.
2.115% due 03/01/2021		4,300	4,368
2.550% due 03/01/2021		3,000	3,030
3.900% due 07/15/2025		2,200	2,342
4.350% due 08/15/2021		1,900	2,081
7.900% due 04/30/2018 (f)		3,400	3,404
Lloyds Bank PLC
1.398% due 08/17/2018		5,700	5,684
12.000% due 12/16/2024 (f)		7,900	10,652
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	2,200	3,065
Morgan Stanley
3.875% due 01/27/2026		$7,500	7,843
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,900	2,126
Navient Corp.
8.780% due 09/15/2016	MXN	131,600	7,653
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$800	804
7.250% due 12/15/2021		700	700
Piper Jaffray Cos.
5.060% due 10/09/2018		1,000	1,014
Rabobank Group
11.000% due 06/30/2019 (f)		12,600	15,166
RCI Banque S.A.
4.600% due 04/12/2016		954	955
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		9,100	9,965
SL Green Realty Corp.
7.750% due 03/15/2020		700	821
Springleaf Finance Corp.
6.900% due 12/15/2017		3,900	4,037
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		3,600	3,673
UBS AG
1.485% due 06/01/2020		1,100	1,097
5.125% due 05/15/2024		5,800	5,894
7.250% due 02/22/2022		600	619
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021 (a)		3,700	3,711
Wachovia Corp.
0.992% due 10/15/2016		5,200	5,199
Wells Fargo & Co.
1.081% due 04/22/2019		14,000	13,843
7.980% due 03/15/2018 (f)		2,359	2,444

			336,101

INDUSTRIALS 2.5%
Continental Airlines Pass-Through Trust
8.048% due 05/01/2022		17	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
0.985% due 03/10/2017		$10,100	$10,057
1.450% due 08/01/2016		3,800	3,807
Dynegy, Inc.
6.750% due 11/01/2019		4,400	4,400
7.375% due 11/01/2022		2,200	2,046
7.625% due 11/01/2024		900	821
Ecopetrol S.A.
5.375% due 06/26/2026		100	91
Energy Transfer Partners LP
4.150% due 10/01/2020		600	582
4.750% due 01/15/2026		800	735
Gerdau Trade, Inc.
5.750% due 01/30/2021		450	404
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,200	1,246
Kinder Morgan Energy Partners LP
4.250% due 09/01/2024		$3,100	2,942
6.850% due 02/15/2020		1,000	1,094
Kinder Morgan, Inc.
2.000% due 12/01/2017		1,000	990
Marks & Spencer PLC
6.250% due 12/01/2017		3,900	4,158
Regency Energy Partners LP
5.000% due 10/01/2022		2,500	2,354
UAL Pass-Through Trust
10.400% due 05/01/2018		25	26
Williams Partners LP
4.125% due 11/15/2020		700	637

			36,408

UTILITIES 5.9%
AT&T, Inc.
1.049% due 03/30/2017		7,700	7,698
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		17,000	17,198
Majapahit Holding BV
7.250% due 06/28/2017		8,200	8,733
Petrobras Global Finance BV
2.000% due 05/20/2016		300	300
2.238% due 05/20/2016		800	799
3.522% due 03/17/2020		100	77
4.375% due 05/20/2023		700	512
5.750% due 01/20/2020		400	346
5.875% due 03/01/2018		15,600	15,012
6.750% due 01/27/2041		400	287
6.850% due 06/05/2115		650	450
6.875% due 01/20/2040		2,650	1,916
7.875% due 03/15/2019		1,100	1,058
Sprint Communications, Inc.
6.000% due 12/01/2016		6,000	5,992
Verizon Communications, Inc.
2.382% due 09/14/2018		10,000	10,232
3.000% due 11/01/2021		1,000	1,041
3.650% due 09/14/2018		12,600	13,274
Williams Partners LP
4.875% due 05/15/2023		3,000	2,609

			87,534

Total Corporate Bonds & Notes (Cost $464,858)			460,043

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.6%
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		2,800	4,356

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	$3,400	$4,374

		8,730

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	1,800	1,844
Chicago, Illinois General Obligation Notes, Series 2015
5.383% due 01/01/2019	1,950	1,981
5.633% due 01/01/2020	800	819
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
0.501% due 01/01/2019	250	263

		4,907

NEW YORK 0.1%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.008% due 08/01/2027	600	703

Total Municipal Bonds & Notes (Cost $14,364)		14,340

U.S. GOVERNMENT AGENCIES 14.0%
Fannie Mae
0.493% due 07/25/2037	627	590
0.875% due 12/20/2017	400	401
0.913% due 11/25/2040	863	869
0.983% due 06/25/2041	5,277	5,320
1.113% due 02/25/2041	241	244
1.522% due 10/01/2044	43	43
1.864% due 04/01/2027	2	2
1.933% due 05/01/2037	18	20
2.030% due 03/01/2034	19	20
2.310% due 08/01/2022	200	205
2.343% due 10/01/2037	28	30
2.462% due 06/01/2035	2,127	2,245
2.482% due 09/01/2036	13	13
2.535% due 02/01/2035	28	29
2.710% due 11/01/2035	1	1
4.000% due 03/01/2029 - 12/01/2031	5,967	6,432
4.500% due 08/01/2018 - 07/01/2042	2,249	2,435
5.000% due 01/01/2027 - 04/01/2039	2,602	2,878
5.500% due 02/01/2022 - 07/01/2041	14,241	16,060
5.520% due 05/01/2037	12	13
5.703% due 12/25/2042	162	187
5.748% due 06/01/2036	22	22
5.874% due 02/01/2037	13	14
6.000% due 09/25/2016 - 10/01/2040	1,272	1,443
6.500% due 03/01/2017 - 06/25/2044	22,286	25,663
7.000% due 06/01/2016 - 09/01/2031	11	11
7.500% due 11/01/2027 - 07/25/2041	15	18
8.000% due 11/01/2019 - 08/01/2031	9	10
Fannie Mae, TBA
3.500% due 04/01/2046	15,000	15,732

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/01/2046 - 06/01/2046	$64,000	$68,390
4.500% due 06/01/2046	12,000	13,028
5.500% due 05/01/2046	1,000	1,120
Freddie Mac
0.666% due 02/15/2019	15	15
0.936% due 10/15/2040	1,449	1,448
1.000% due 06/29/2017 (j)	800	803
1.036% due 12/15/2037	430	432
2.567% due 05/01/2037	41	44
3.307% due 05/01/2035	42	45
4.500% due 11/01/2029 - 05/01/2036	5,957	6,508
5.000% due 10/01/2033 - 07/01/2041	231	255
5.500% due 06/01/2017 - 07/01/2038	715	803
6.000% due 05/01/2016 - 11/01/2037	258	293
6.500% due 12/01/2021 - 07/25/2043	59	67
7.000% due 04/01/2032 - 01/01/2033	27	32
8.400% due 08/15/2021	1	1
8.500% due 04/15/2025	73	84
Ginnie Mae
1.025% due 08/20/2065	4,087	3,993
1.041% due 02/16/2030	178	180
1.091% due 02/16/2030	115	116
1.750% due 03/20/2028 - 06/20/2032	132	135
1.875% due 07/20/2034	38	39
2.000% due 11/20/2025	4	4
2.500% due 11/20/2017 - 11/20/2034	6	6
3.000% due 03/20/2020	2	2
3.500% due 12/20/2017	2	2
5.500% due 01/15/2017 - 11/20/2032	9,027	10,142
5.750% due 08/20/2037	20	24
6.500% due 01/20/2034 - 08/20/2034	21	26
7.000% due 07/15/2031 - 12/15/2032	22	27
8.000% due 04/15/2017 - 11/15/2022	33	34
9.500% due 08/15/2021 - 12/15/2021	3	4
Small Business Administration
4.340% due 03/01/2024	13	14
4.727% due 02/10/2019	12,879	13,679
4.750% due 07/01/2025	3,558	3,825
5.130% due 09/01/2023	3	3
U.S. Department of Housing and Urban Development
5.290% due 08/01/2017	750	753

Total U.S. Government Agencies (Cost $200,276)		207,326

U.S. TREASURY OBLIGATIONS 33.3%
U.S. Treasury Bonds
2.500% due 02/15/2046	8,700	8,484
2.750% due 08/15/2042	12,600	13,020
2.750% due 11/15/2042 (h)	21,400	22,075
2.875% due 05/15/2043	14,000	14,762
2.875% due 08/15/2045	14,700	15,468
3.000% due 05/15/2042	12,100	13,147
3.000% due 11/15/2044 (h)	21,000	22,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 11/15/2045	$4,600	$4,968
3.125% due 02/15/2043	3,200	3,547
3.125% due 08/15/2044	7,200	7,969
3.375% due 05/15/2044	5,300	6,147
4.250% due 05/15/2039 (l)	5,600	7,417
4.375% due 11/15/2039	9,700	13,063
4.375% due 05/15/2040	3,200	4,308
4.500% due 08/15/2039	1,900	2,604
4.625% due 02/15/2040	3,400	4,738
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (j)	1,845	1,878
0.125% due 01/15/2022 (j)	209	213
0.125% due 07/15/2022 (j)	4,430	4,513
0.625% due 07/15/2021	38,891	40,868
0.750% due 02/15/2042	1,468	1,429
0.750% due 02/15/2045	6,036	5,857
1.375% due 02/15/2044	1,931	2,168
1.750% due 01/15/2028	36,978	42,937
2.000% due 01/15/2026	95,965	112,511
2.500% due 01/15/2029	22,730	28,598
3.625% due 04/15/2028	7,324	10,100
U.S. Treasury Notes
1.750% due 09/30/2022 (j)(l)	3,200	3,250
2.000% due 08/31/2021 (j)(l)	800	828
2.250% due 11/15/2024 (h)(j)(l)	46,600	48,614
2.375% due 08/15/2024 (j)(l)	1,600	1,686
2.500% due 05/15/2024 (j)(l)	11,400	12,129
2.750% due 02/15/2024 (j)(l)	9,700	10,509

Total U.S. Treasury Obligations (Cost $477,527)		492,477

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.9%
Adjustable Rate Mortgage Trust
2.679% due 10/25/2035 ^	93	84
American Home Mortgage Investment Trust
2.881% due 02/25/2045	640	641
Banc of America Funding Trust
0.672% due 05/20/2035	4,341	4,027
2.815% due 02/20/2036	438	429
2.826% due 05/25/2035	6,417	6,554
Banc of America Mortgage Trust
2.945% due 02/25/2034	108	104
5.500% due 07/25/2035	189	188
Bear Stearns Adjustable Rate Mortgage Trust
2.502% due 02/25/2033	9	9
2.799% due 01/25/2035	85	82
2.801% due 04/25/2033	25	25
2.924% due 03/25/2035	106	107
2.926% due 02/25/2033	26	25
2.948% due 07/25/2034	53	51
2.961% due 10/25/2036 ^	1,647	1,381
3.003% due 02/25/2034	72	70
3.090% due 03/25/2035	443	442
Bear Stearns ALT-A Trust
0.973% due 08/25/2035	4,115	3,904
2.355% due 10/25/2033	39	36
2.792% due 09/25/2035	655	548
3.006% due 05/25/2035	1,820	1,751
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	83	84
Chase Mortgage Finance Trust
2.628% due 02/25/2037	358	353
Citicorp Mortgage Securities Trust
5.500% due 12/25/2036	624	642
Citigroup Commercial Mortgage Trust
1.717% due 07/15/2027	1,900	1,875

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	69

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035		$3,256	$3,240
2.885% due 03/25/2034		61	61
COBALT Commercial Mortgage Trust
5.223% due 08/15/2048		106	107
Countrywide Alternative Loan Trust
0.603% due 05/25/2047		858	733
0.612% due 02/20/2047 ^		4,350	3,246
0.703% due 08/25/2035		5,028	3,307
1.351% due 12/25/2035		102	86
Countrywide Home Loan Mortgage Pass-Through Trust
0.723% due 04/25/2035		143	119
2.664% due 11/25/2034		800	757
2.757% due 02/20/2035		1,135	1,129
2.784% due 03/25/2034		814	795
5.000% due 08/25/2019		19	19
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		126	127
5.383% due 02/15/2040		839	851
6.067% due 02/15/2041		12,100	12,630
Credit Suisse First Boston Mortgage Securities Corp.
1.055% due 03/25/2032		20	18
Credit Suisse Mortgage Capital Certificates
2.889% due 04/26/2047		748	743
Eurohome UK Mortgages PLC
0.741% due 06/15/2044	GBP	2,100	2,743
Eurosail PLC
0.741% due 03/13/2045		5,726	7,827
0.751% due 12/15/2044		331	455
First Horizon Mortgage Pass-Through Trust
5.500% due 01/25/2035		$284	292
German Residential Funding Ltd.
0.799% due 11/27/2024	EUR	2,822	3,238
0.949% due 08/27/2024		3,601	4,134
1.399% due 08/27/2024		7,429	8,538
GSR Mortgage Loan Trust
2.838% due 09/25/2035		$1,522	1,528
2.914% due 09/25/2035		229	234
HarborView Mortgage Loan Trust
0.622% due 01/19/2038		6,039	4,890
IndyMac Adjustable Rate Mortgage Trust
1.842% due 01/25/2032		27	25
IndyMac Mortgage Loan Trust
0.683% due 02/25/2037		10,900	6,905
JPMorgan Chase Commercial Mortgage Securities Trust
2.962% due 10/05/2028		3,700	3,717
5.397% due 05/15/2045		559	561
5.420% due 01/15/2049		284	290
5.699% due 02/12/2049		58	60
JPMorgan Mortgage Trust
2.116% due 02/25/2034		46	45
Lehman XS Trust
0.583% due 07/25/2047 ^		1,259	1,228
MASTR Reperforming Loan Trust
8.000% due 07/25/2035		162	170
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.296% due 08/15/2032		143	136
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035		106	99
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		400	408
5.737% due 06/12/2050		135	140
Morgan Stanley Capital Trust
5.610% due 04/15/2049		81	81
5.692% due 04/15/2049		4,400	4,507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
2.292% due 06/25/2036		$203	$195
Morgan Stanley Re-REMIC Trust
5.794% due 08/15/2045		12,470	12,757
MortgageIT Trust
0.713% due 10/25/2035		1,343	1,227
Nomura Resecuritization Trust
0.636% due 12/26/2035		4,657	4,024
Prime Mortgage Trust
0.833% due 02/25/2034		103	97
Residential Funding Mortgage Securities, Inc. Trust
3.190% due 09/25/2035 ^		377	289
3.244% due 09/25/2035		1,284	1,113
ResLoC UK PLC
0.751% due 12/15/2043	GBP	1,684	2,161
RFTI Issuer Ltd.
2.186% due 08/15/2030		$3,100	3,095
Structured Adjustable Rate Mortgage Loan Trust
2.603% due 07/25/2034		246	245
Structured Asset Mortgage Investments Trust
0.623% due 09/25/2047		4,048	3,040
0.682% due 07/19/2035		1,190	1,127
1.272% due 10/19/2033		46	41
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.688% due 02/25/2032		12	12
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		300	305
5.749% due 07/15/2045		1,026	1,030
WaMu Mortgage Pass-Through Certificates Trust
0.723% due 10/25/2045		472	437
1.551% due 11/25/2042		116	108
2.238% due 12/25/2036		2,730	2,316
Wells Fargo Mortgage-Backed Securities Trust
2.754% due 11/25/2034		2,829	2,816
2.834% due 07/25/2036 ^		2,438	2,334
2.837% due 03/25/2036		1,394	1,379
2.838% due 01/25/2035		2,045	2,057
2.841% due 06/25/2035		129	131
2.928% due 03/25/2035		258	257

Total Non-Agency Mortgage-Backed Securities (Cost $137,852)			146,224

ASSET-BACKED SECURITIES 6.7%
ACE Securities Corp. Home Equity Loan Trust
1.168% due 08/25/2035		3,735	3,694
ARES CLO Ltd.
1.911% due 10/12/2023		3,400	3,379
Bayview Financial Acquisition Trust
5.660% due 12/28/2036		102	102
Bosphorus CLO
0.981% due 11/10/2023	EUR	2,368	2,687
Bosphorus CLO DAC
1.000% due 10/15/2025 (a)		5,700	6,477
Centex Home Equity Loan Trust
4.670% due 09/25/2034		$68	70
Chapel BV
0.217% due 07/17/2066	EUR	4,719	4,971
Citigroup Mortgage Loan Trust, Inc.
1.053% due 12/25/2035		$7,576	7,122
Countrywide Asset-Backed Certificates
0.833% due 06/25/2036		8,500	6,069
Dell Equipment Finance Trust
1.328% due 12/22/2017		2,700	2,700
Fremont Home Loan Trust
1.223% due 12/25/2029		60	50

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
0.823% due 01/25/2036		$6,000	$4,912
Hillmark Funding Ltd.
0.868% due 05/21/2021		2,714	2,657
Home Equity Loan Trust
0.563% due 04/25/2037		264	256
JPMorgan Mortgage Acquisition Trust
0.693% due 05/25/2037		11,500	9,019
Malin CLO BV
0.104% due 05/07/2023	EUR	2,083	2,359
Morgan Stanley ABS Capital, Inc. Trust
1.363% due 11/25/2034		$4,524	4,107
Navient Private Education Loan Trust
1.936% due 01/16/2035		5,139	5,141
Panhandle-Plains Higher Education Authority, Inc.
1.755% due 10/01/2035		2,156	2,155
Panther CDO BV
0.312% due 10/15/2084	EUR	2,305	2,551
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.233% due 12/25/2034		$1,352	1,121
Penta CLO S.A.
0.172% due 06/04/2024	EUR	1,540	1,738
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036		$5,174	2,771
SLM Private Education Loan Trust
1.186% due 10/16/2023		827	826
1.536% due 08/15/2023		923	922
SpringCastle America Funding LLC
2.700% due 05/25/2023		6,743	6,718
Structured Asset Investment Loan Trust
1.333% due 05/25/2035		2,500	2,050
Structured Asset Securities Corp. Mortgage Loan Trust
0.643% due 02/25/2037		4,046	3,331
Tropic CDO Ltd.
1.052% due 04/15/2035		2,490	1,818
VOLT LLC
4.250% due 03/26/2046		3,600	3,603
Wells Fargo Home Equity Asset-Backed Securities Trust
0.683% due 07/25/2036		4,800	4,537

Total Asset-Backed Securities (Cost $99,969)			99,913

SOVEREIGN ISSUES 8.6%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,100	1,264
6.500% due 06/10/2019		$300	311
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017 (d)	BRL	5,800	1,463
Hydro-Quebec
0.962% due 09/29/2049 (f)		$1,300	923
Province of Ontario
1.100% due 10/25/2017		800	801
1.650% due 09/27/2019		12,000	12,037
2.000% due 01/30/2019		25,000	25,423
3.000% due 07/16/2018		25,000	25,964
3.150% due 06/02/2022	CAD	3,100	2,599
4.000% due 06/02/2021		2,000	1,736
4.400% due 06/02/2019		50,800	43,119
5.500% due 06/02/2018		300	253
Province of Quebec
3.500% due 07/29/2020		$600	647
3.500% due 12/01/2022	CAD	600	514
4.250% due 12/01/2021		10,600	9,372
4.500% due 12/01/2020		900	792
5.125% due 11/14/2016		$25	26

Total Sovereign Issues (Cost $135,954)			127,244

70	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)	4,000	$0

Total Convertible Preferred Securities (Cost $0)		0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)	4,000	5,017

Total Preferred Securities (Cost $4,120)		5,017

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (g) 0.2%
		2,731

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%
Dell Equipment Finance Trust
0.530% due 10/24/2016	$1,526	1,526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.233% due 04/07/2016 - 04/28/2016 (c)(d)(l)	$1,060	$1,060

Total Short-Term Instruments (Cost $5,317)		5,317

Total Investments in Securities (Cost $1,549,426)		1,567,049

	SHARES
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%
PIMCO Short-Term Floating NAV Portfolio III	5,271,117	52,084

Total Short-Term Instruments (Cost $52,079)		52,084

Total Investments in Affiliates (Cost $52,079)		52,084

MARKET VALUE (000S)
Total Investments 109.4% (Cost $1,601,505)	$1,619,133

Financial Derivative Instruments (i)(k) 0.4% (Cost or Premiums, net $(3,455))	5,942

Other Assets and Liabilities, net (9.8%)	(145,241)

Net Assets 100.0%	$1,479,834

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$2,731	U.S. Treasury Notes 1.625% due 04/30/2019	$(2,790)	$2,731	$2,731

Total Repurchase Agreements						$(2,790)	$2,731	$2,731

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BRC	(0.886)%	02/17/2016	04/01/2016	EUR	(1,516)	$(1,723)
BSN	0.590	02/03/2016	04/04/2016	$	(6,347)	(6,353)
	0.590	02/08/2016	04/08/2016		(32,073)	(32,101)

Total Reverse Repurchase Agreements						$(40,177)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(89,487) at a weighted average interest rate of 0.275%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	71

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	05/01/2046	$ 47,000	$(48,026)	$(48,134)

Total Short Sales				$(48,026)	$(48,134)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $40,279 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BRC	$0	$(1,723)	$0	$(1,723)	$1,733	$10
BSN	0	(38,454)	0	(38,454)	38,209	(245)
SGY	0	0	0	0	(97)	(97)
SSB	2,731	0	0	2,731	(2,790)	(59)

Total Borrowings and Other Financing Transactions	$2,731	$(40,177)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(1,723)	$0	$0	$0	$(1,723)
U.S. Treasury Obligations	0	(38,454)	0	0	(38,454)

Total Borrowings	$(1,723)	$(38,454)	$0	$0	$(40,177)

Gross amount of recognized liabilities for reverse repurchase agreements					$(40,177)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$114.250	05/20/2016	288	$2	$0

Total Purchased Options				$2	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.250	04/22/2016	97	$(32)	$(17)
Put - CBOT U.S. Treasury 10-Year Note May Futures	129.500	04/22/2016	152	(61)	(29)
Call - CBOT U.S. Treasury 10-Year Note May Futures	130.000	04/22/2016	100	(56)	(86)

				$(149)	$(132)

Total Written Options				$(149)	$(132)

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers Acceptance June Futures	Long	06/2016	183	$(18)	$0	$(11)
3-Month Canada Bankers Acceptance September Futures	Long	09/2016	174	(11)	0	(15)
90-Day Eurodollar December Futures	Short	12/2018	735	(421)	0	(101)
90-Day Eurodollar June Futures	Short	06/2017	880	(2,074)	0	(44)
90-Day Eurodollar June Futures	Short	06/2018	425	(351)	0	(53)
90-Day Eurodollar March Futures	Short	03/2017	101	(182)	0	(3)
90-Day Eurodollar March Futures	Short	03/2018	420	(687)	0	(53)
90-Day Eurodollar September Futures	Short	09/2018	453	(241)	0	(62)
Call Options Strike @ EUR 163.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	34	(37)	6	(2)
Call Options Strike @ EUR 164.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	79	34	8	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	12	(1)	1	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	98	39	7	0
Canada Government 10-Year Bond June Futures	Short	06/2016	187	180	85	0
Euro-Bund 10-Year Bond June Futures	Long	06/2016	21	13	2	(6)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	12	5	0	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	82	20	0	(2)
Put Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	79	1	2	(1)
Put Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	145	53	0	(3)
Put Options Strike @ EUR 162.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	158	(7)	0	(7)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	3,843	783	841	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	2,011	1,052	754	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2016	243	(86)	235	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	645	136	23	(70)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	856	(496)	31	(92)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	76	(62)	1	(7)
United Kingdom Long Gilt June Futures	Short	06/2016	20	(11)	9	(10)

Total Futures Contracts				$(2,369)	$2,005	$(542)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$	34,000	$(87)	$(70)	$0	$0
Receive	3-Month CAD-Bank Bill	2.700	12/19/2024	CAD	14,700	(1,333)	(574)	43	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$	34,700	(1,407)	(633)	0	(42)
Pay	3-Month USD-LIBOR	1.500	02/02/2021		9,000	152	71	15	0
Receive	3-Month USD-LIBOR *	2.000	06/15/2021		70,700	(2,643)	(259)	0	(132)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		87,800	(5,566)	(6,095)	0	(246)
Receive	3-Month USD-LIBOR	2.350	08/05/2025		19,600	(1,329)	(771)	0	(70)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		12,200	(1,067)	(1,226)	0	(46)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		29,700	(1,572)	(1,504)	0	(109)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		143,800	(20,813)	(15,049)	0	(1,016)
Pay	3-Month USD-LIBOR	2.250	03/16/2046		2,100	42	62	14	0
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		10,100	(776)	(486)	0	(70)
Receive	6-Month GBP-LIBOR	1.500	12/16/2017	GBP	29,900	(623)	(155)	0	(12)
Receive	6-Month GBP-LIBOR *	1.000	06/15/2018		19,700	(107)	(176)	0	(14)
Receive	6-Month GBP-LIBOR *	1.250	09/21/2018		13,300	(156)	39	0	(12)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		68,500	(316)	(158)	0	(63)
Receive	28-Day MXN-TIIE	4.142	06/09/2016	MXN	844,000	(4)	(4)	0	0
Receive	28-Day MXN-TIIE	4.150	06/14/2016		162,000	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	4.060	08/24/2016		1,627,200	(52)	(399)	0	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		56,100	7	(7)	2	0
Pay	28-Day MXN-TIIE *	6.320	11/12/2019		30,200	30	14	1	0
Pay	28-Day MXN-TIIE	5.535	06/11/2020		109,200	102	26	5	0
Pay	28-Day MXN-TIIE	6.960	07/27/2020		143,000	611	(54)	6	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	73

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.495%	09/22/2020	MXN	108,300	$81	$3	$5	$0
Pay	28-Day MXN-TIIE	5.095	02/05/2021		78,200	(36)	(40)	4	0
Pay	28-Day MXN-TIIE	5.370	02/19/2021		167,400	36	36	9	0
Pay	28-Day MXN-TIIE	5.840	09/14/2021		549,800	701	(73)	34	0
Pay	28-Day MXN-TIIE	6.040	09/21/2021		26,200	48	8	1	0
Pay	28-Day MXN-TIIE	5.877	09/23/2021		61,300	82	20	4	0
Pay	28-Day MXN-TIIE	5.570	10/08/2021		56,100	26	15	3	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		121,000	(5)	44	8	0
Pay	28-Day MXN-TIIE	5.920	12/08/2021		12,900	18	12	1	0
Pay	28-Day MXN-TIIE	5.375	01/07/2022		57,700	(17)	(28)	4	0
Pay	28-Day MXN-TIIE	6.000	06/07/2022		36,300	51	16	3	0
Pay	28-Day MXN-TIIE	5.825	01/12/2023		475,500	262	170	45	0
Pay	28-Day MXN-TIIE	6.530	06/05/2025		172,600	414	97	6	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		3,300	(1)	(2)	0	0

						$(35,248)	$(27,131)	$213	$(1,832)

Total Swap Agreements						$(35,248)	$(27,131)	$213	$(1,832)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $27,920 and cash of $6,261 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,005	$213	$2,218	$(132)	$(542)	$(1,832)	$(2,506)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2016	$		820		MYR	3,573	$101	$0

BOA	05/2016		EUR	10,306	$		11,441	0	(300)
	05/2016		KRW	1,180,021			977	0	(52)
	05/2016		TWD	24,942			743	0	(33)
	05/2016	$		5,764		EUR	5,144	96	0
	05/2016			151		INR	10,259	3	0
	05/2016			529		THB	19,287	19	0
	05/2016			2,807		TWD	94,161	123	0
	06/2016		EUR	23,676	$		32,419	5,419	0
	06/2016	$		1,402		EUR	1,038	0	(218)

BPS	04/2016		BRL	2,100	$		590	6	0
	04/2016	$		527		BRL	2,100	57	0
	04/2016			1,554		CAD	2,031	10	0
	05/2016		MYR	53,910	$		12,329	0	(1,574)
	09/2016		CNH	26,359			4,000	0	(47)
	10/2016			6,810			1,002	0	(42)
	10/2016	$		213		CNH	1,449	9	0
	12/2016			996			6,810	44	0
	01/2018		BRL	281	$		82	16	0

BRC	05/2016		MXN	206,523			11,656	12	(260)
	05/2016	$		9,527		MXN	170,186	284	(2)
	05/2016			1,379		MYR	5,882	138	0
	05/2016			1,831		TWD	61,778	91	0
	06/2016		EUR	4,631	$		6,368	1,085	0

CBK	04/2016	$		57,499		CAD	75,790	858	0
	05/2016		CAD	74,275	$		56,375	0	(817)
	05/2016		EUR	25,158			27,889	0	(771)

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		JPY	1,863,300	$		16,451	$0	$(123)
	05/2016		MXN	130,359			7,417	0	(97)
	05/2016		MYR	13,198			2,992	0	(412)
	05/2016	$		11,550		EUR	10,207	78	0
	05/2016			4,612		MXN	82,308	132	0
	05/2016			773		MYR	3,215	56	0
	09/2016			3,663		CNH	24,971	168	0
	10/2016		BRL	32,700	$		7,908	0	(724)

DUB	04/2016			51,777			12,813	0	(1,587)
	04/2016	$		14,548		BRL	51,777	0	(149)
	05/2016		THB	85,368	$		2,397	0	(27)
	06/2016		EUR	2,540			3,478	581	0
	06/2016	$		2,968		EUR	2,196	0	(464)
	12/2016			1,269		CNH	8,638	51	0
	01/2017		BRL	70,300	$		16,152	0	(1,958)
	01/2017	$		14,814		BRL	64,500	1,802	0

FBF	04/2016		BRL	2,100	$		584	0	0
	04/2016	$		590		BRL	2,100	0	(6)
	05/2016			442		TWD	14,652	14	0

GLM	04/2016		CAD	100,890	$		74,044	0	(3,639)
	04/2016	$		19,345		GBP	13,563	135	0
	05/2016		EUR	11,702	$		12,938	0	(393)
	05/2016		GBP	12,837			18,333	0	(106)
	05/2016		JPY	2,076,300			18,620	151	0
	05/2016		MXN	9,004			515	0	(4)
	05/2016		TWD	67,223			1,999	0	(92)
	05/2016	$		685		THB	25,009	25	0
	09/2016			3,510		CNH	23,808	143	0
	10/2016		CNH	23,808	$		3,505	0	(145)
	10/2016	$		6,878		CNH	47,034	333	0
	12/2016			3,165			21,509	120	0

HUS	04/2016		BRL	6,047	$		1,678	0	(3)
	04/2016	$		1,699		BRL	6,047	0	(17)
	05/2016		EUR	1,718	$		1,930	0	(27)
	05/2016		MYR	6,646			1,606	0	(108)
	05/2016	$		1,666		BRL	6,047	2	0
	05/2016			41,437		EUR	36,929	634	0
	05/2016			118		KRW	141,600	6	0
	05/2016			4,056		MYR	17,892	558	0
	12/2016		CNH	28,319	$		4,262	0	(64)

IND	05/2016	$		1,131		MYR	4,639	65	0

JPM	04/2016		CAD	3,013	$		2,290	0	(30)
	04/2016		RUB	49,393			629	0	(104)
	04/2016	$		19,260		CAD	26,082	823	0
	04/2016			1,410		GBP	982	1	0
	04/2016			9,956		RUB	733,829	932	0
	05/2016		AUD	2,663	$		1,884	0	(154)
	05/2016		CAD	2,475			1,899	0	(7)
	05/2016		EUR	4,836			5,308	0	(201)
	05/2016		ILS	428			110	0	(4)
	05/2016		JPY	1,220,900			10,862	17	(15)
	05/2016		KRW	1,388,836			1,146	0	(65)
	05/2016		RUB	178,740			2,318	0	(311)
	05/2016		THB	168,065			4,663	0	(108)
	05/2016		TWD	117,730			3,513	0	(149)
	05/2016	$		27,112		JPY	3,067,983	177	0
	05/2016			1,136		KRW	1,367,188	56	0
	05/2016			2,670		MYR	11,244	230	0
	05/2016			3,236		THB	115,964	56	0
	05/2016			609		TWD	20,295	23	0
	09/2016			3,640		CNH	24,752	157	0
	10/2016		CNH	14,920	$		2,282	0	(5)
	12/2016	$		3,085		CNH	21,201	154	0
	01/2018			81		BRL	281	0	(16)

MSB	04/2016		BRL	57,824	$		16,248	166	0
	04/2016	$		14,719		BRL	57,824	1,362	0
	05/2016		RUB	393,932	$		5,092	0	(702)
	05/2016	$		5,833		JPY	656,784	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	75

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2016		EUR	6,502	$		8,943	$1,528	$0
	10/2016	$		7,795		BRL	32,700	837	0
	12/2016		CNH	29,839	$		4,485	0	(73)

NAB	06/2016		EUR	14,147			19,425	3,289	0
	07/2016			9,912			13,447	2,126	0

NGF	05/2016		KRW	106,638			88	0	(5)
	05/2016		MXN	28,460			1,616	0	(24)
	05/2016	$		3,635		MYR	15,660	404	0
	05/2016			5,898		THB	212,256	128	0
	05/2016			596		TWD	20,020	27	0

SCX	04/2016		GBP	14,545	$		20,244	0	(646)
	05/2016		MYR	3,164			717	0	(99)
	05/2016		THB	64,385			1,761	0	(67)
	05/2016		TWD	26,811			802	0	(32)
	05/2016	$		1,021		KRW	1,231,836	53	0
	05/2016			2,858		MYR	12,261	304	0
	05/2016			648		THB	23,200	11	0
	05/2016			644		TWD	21,580	27	0
	09/2016		CNH	87,314	$		13,229	0	(169)
	09/2016	$		5,586		CNH	38,030	252	0
	10/2016			1,380			9,224	34	0

SOG	04/2016		RUB	151,904	$		1,942	0	(312)
	05/2016		MYR	4			1	0	0
	05/2016		RUB	30,989			432	0	(24)
	05/2016	$		1,841		MYR	7,900	196	0

UAG	05/2016		JPY	3,049,400	$		26,842	0	(283)
	05/2016		MYR	16,922			3,895	0	(469)
	05/2016		THB	84,591			2,321	0	(80)
	05/2016	$		3,239		EUR	2,879	41	0
	05/2016			20,863		JPY	2,343,400	0	(18)
	05/2016			2,652		MYR	11,192	234	0
	09/2016			309		CNH	2,112	15	0
	10/2016		CNH	32,114	$		4,893	0	(31)

Total Forward Foreign Currency Contracts								$27,094	$(18,464)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$ 193,400	$72	$8

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016	124,300	40	12
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	306,600	112	12
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018	2,500	245	125

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018	17,900	254	343

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/01/2016	44,500	15	2
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/12/2016	8,500	272	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/23/2016	19,700	557	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018	8,000	789	418

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	41,700	15	2

							$2,371	$922

Total Purchased Options							$2,371	$922

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.300%	04/20/2016	EUR	15,100	$(42)	$0

BRC	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.200	04/20/2016		10,000	(29)	0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016	$	4,400	(8)	0

GST	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.300	04/20/2016	EUR	4,900	(13)	0

							$(92)	$0

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC AUD versus USD	$	0.740	04/04/2016	AUD	2,900	$(12)	$(77)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	300	(17)	(4)

BRC	Call - OTC AUD versus USD	$	0.745	04/21/2016	AUD	2,900	(14)	(67)

CBK	Call - OTC AUD versus USD		0.748	04/22/2016		5,000	(22)	(106)
	Call - OTC USD versus CAD	CAD	1.372	04/21/2016	$	5,600	(29)	(2)
	Put - OTC USD versus MXN	MXN	17.800	04/15/2016		3,000	(33)	(94)

FBF	Put - OTC EUR versus USD	$	1.100	05/03/2016	EUR	500	(3)	(1)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	4,100	(218)	(124)
	Put - OTC USD versus MXN	MXN	18.200	04/14/2016		3,800	(35)	(201)
	Call - OTC USD versus MXN		18.300	04/14/2016		3,700	(26)	(2)

GLM	Call - OTC EUR versus USD	$	1.136	05/05/2016	EUR	13,700	(104)	(194)
	Call - OTC USD versus CAD	CAD	1.373	04/01/2016	$	2,800	(16)	0
	Put - OTC USD versus MXN	MXN	18.100	04/01/2016		3,800	(25)	(182)
	Call - OTC USD versus MXN		18.200	04/20/2016		4,500	(61)	(5)
	Call - OTC USD versus MXN		18.450	04/29/2016		4,600	(61)	(6)
	Call - OTC USD versus MXN		18.250	05/05/2016		5,200	(73)	(15)
	Call - OTC USD versus MXN		18.550	05/13/2016		500	(5)	(1)

HUS	Call - OTC AUD versus USD	$	0.743	04/04/2016	AUD	1,600	(7)	(38)
	Call - OTC USD versus CAD	CAD	1.371	04/01/2016	$	3,500	(20)	0
	Call - OTC USD versus RUB	RUB	87.000	12/08/2016		3,500	(150)	(96)

JPM	Call - OTC EUR versus USD	$	1.127	05/04/2016	EUR	9,100	(65)	(178)
	Call - OTC USD versus MXN	MXN	18.300	05/05/2016	$	5,100	(62)	(13)

MSB	Put - OTC USD versus CAD	CAD	1.340	04/05/2016		5,300	(34)	(168)

UAG	Put - OTC EUR versus USD	$	1.102	04/28/2016	EUR	13,200	(64)	(17)
	Call - OTC EUR versus USD		1.125	04/29/2016		4,600	(33)	(90)

							$(1,189)	$(1,681)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.450%	06/24/2016	$	47,500	$(86)	$(104)
	Put - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.050	06/24/2016		47,500	(59)	(31)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.870	04/18/2016		21,500	(70)	(16)

BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	06/14/2016	EUR	3,000	(11)	(11)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		3,000	(13)	(6)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.975	04/15/2016	$	11,000	(34)	(2)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		11,200	(250)	(86)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	2,500	(10)	(13)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		2,500	(9)	(4)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018	$	17,900	(93)	(122)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		17,900	(162)	(217)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.015	04/11/2016		9,900	(32)	0

MYC	Put - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	05/12/2016		80,500	(271)	0
	Put - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	05/23/2016		187,300	(585)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		35,200	(785)	(270)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	04/25/2016		19,900	(125)	(6)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	3,800	(13)	(20)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		3,800	(16)	(6)

								$(2,624)	$(914)

Total Written Options								$(3,905)	$(2,595)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$637,100	AUD	0	EUR	0	$(2,956)
Sales	7,936	1,125,600		68,200		369,400	(12,548)
Closing Buys	(328)	(331,900)		(2,700)		(52,400)	1,717
Expirations	(5,427)	(756,800)		(37,200)		(200,964)	7,862
Exercised	(1,832)	(103,000)		(15,900)		(26,336)	1,871

Balance at End of Period	349	$571,000	AUD	12,400	EUR	89,700	$(4,054)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	77

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Volkswagen International Finance NV	1.000%	12/20/2016	0.734%	EUR	1,100	$(14)	$17	$3	$0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	6,300	(80)	99	19	0
	China Government International Bond	1.000	06/20/2019	0.738		10,400	54	36	90	0
	Mexico Government International Bond	1.000	09/20/2020	1.383		500	(8)	0	0	(8)

CBK	Mexico Government International Bond	1.000	12/20/2019	1.185		5,100	30	(63)	0	(33)
	Mexico Government International Bond	1.000	09/20/2020	1.383		3,900	(89)	26	0	(63)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	2,700	(25)	32	7	0

DUB	Berkshire Hathaway, Inc.	1.000	03/20/2019	0.509	$	27,000	480	(83)	397	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		1,700	(22)	27	5	0
	Mexico Government International Bond	1.000	12/20/2020	1.454		2,100	(76)	33	0	(43)
	Prudential Financial, Inc.	1.000	03/20/2019	0.688		2,200	36	(15)	21	0

FBF	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		2,200	(9)	8	0	(1)

GST	ConocoPhillips	1.000	12/20/2020	2.001		3,400	(433)	284	0	(149)
	JPMorgan Chase & Co.	1.000	12/20/2020	0.688		2,500	15	21	36	0
	Mexico Government International Bond	1.000	12/20/2020	1.454		900	(31)	13	0	(18)
	Volkswagen International Finance NV	1.000	12/20/2017	1.033	EUR	3,400	(71)	70	0	(1)

HUS	Mexico Government International Bond	1.000	09/20/2020	1.383	$	4,100	(74)	8	0	(66)

JPM	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		11,600	(17)	15	0	(2)

MYC	Anadarko Petroleum Corp.	1.000	12/20/2020	3.250		1,200	(164)	51	0	(113)

							$(498)	$579	$578	$(497)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$1,400	$(43)	$0	$0	$(43)

GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	193	0	2	2	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	579	0	5	5	0

MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	9,800	(648)	208	0	(440)

MYC	CMBX.NA.AAA.7 Index	0.500	01/17/2047	1,600	(50)	0	0	(50)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	7,200	(535)	211	0	(324)

					$ (1,276)	$426	$7	$(857)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	0.415%	09/23/2016	$	7,800	$0	$19	$19	$0
	Receive	3-Month USD-CPURNSA Index	0.400	09/25/2016		1,200	0	3	3	0

FBF	Pay	28-Day MXN-TIIE *	6.338	11/12/2019	MXN	19,200	0	20	20	0

							$0	$42	$42	$0

Total Swap Agreements							$(1,774)	$1,047	$627	$(1,354)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

78	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $10,874 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$101	$0	$0	$101	$0	$0	$0	$0	$101	$0	$101
BOA	5,660	0	22	5,682	(603)	(232)	0	(835)	4,847	(4,960)	(113)
BPS	142	0	3	145	(1,663)	(17)	0	(1,680)	(1,535)	1,162	(373)
BRC	1,610	0	109	1,719	(262)	(67)	(8)	(337)	1,382	(1,311)	71
CBK	1,292	8	7	1,307	(2,944)	(204)	(96)	(3,244)	(1,937)	1,961	24
DUB	2,434	0	423	2,857	(4,185)	0	(86)	(4,271)	(1,414)	536	(878)
FBF	14	0	20	34	(6)	(328)	(1)	(335)	(301)	264	(37)
GLM	907	149	0	1,056	(4,379)	(506)	0	(4,885)	(3,829)	3,991	162
GST	0	0	38	38	0	0	(168)	(168)	(130)	168	38
HUS	1,200	0	0	1,200	(219)	(134)	(66)	(419)	781	(520)	261
IND	65	0	0	65	0	0	0	0	65	0	65
JPM	2,626	343	5	2,974	(1,169)	(530)	(2)	(1,701)	1,273	(1,220)	53
MEI	0	0	0	0	0	0	(440)	(440)	(440)	415	(25)
MSB	3,902	0	0	3,902	(775)	(168)	0	(943)	2,959	(2,610)	349
MYC	0	420	0	420	0	(302)	(487)	(789)	(369)	555	186
NAB	5,415	0	0	5,415	0	0	0	0	5,415	(5,540)	(125)
NGF	559	2	0	561	(29)	0	0	(29)	532	(467)	65
SCX	681	0	0	681	(1,013)	0	0	(1,013)	(332)	233	(99)
SOG	196	0	0	196	(336)	0	0	(336)	(140)	331	191
UAG	290	0	0	290	(881)	(107)	0	(988)	(698)	637	(61)

Total Over the Counter	$27,094	$922	$627	$28,643	$(18,464)	$(2,595)	$(1,354)	$(22,413)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,005	$2,005
Swap Agreements	0	0	0	0	213	213

	$0	$0	$0	$0	$2,218	$2,218

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,094	$0	$27,094
Purchased Options	0	0	0	0	922	922
Swap Agreements	0	585	0	0	42	627

	$0	$585	$0	$27,094	$964	$28,643

	$0	$585	$0	$27,094	$3,182	$30,861

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	79

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$132	$132
Futures	0	0	0	0	542	542
Swap Agreements	0	0	0	0	1,832	1,832

	$0	$0	$0	$0	$2,506	$2,506

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,464	$0	$18,464
Written Options	0	0	0	1,681	914	2,595
Swap Agreements	0	1,354	0	0	0	1,354

	$0	$1,354	$0	$20,145	$914	$22,413

	$0	$1,354	$0	$20,145	$3,420	$24,919

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Written Options	0	0	0	0	1,986	1,986
Futures	0	0	0	0	3,425	3,425
Swap Agreements	0	136	0	0	(26,169)	(26,033)

	$0	$136	$0	$0	$(20,770)	$(20,634)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,705	$0	$37,705
Purchased Options	0	0	0	(6)	(545)	(551)
Written Options	0	58	0	4,212	2,418	6,688
Swap Agreements	0	2,741	0	0	1,915	4,656

	$0	$2,799	$0	$41,911	$3,788	$48,498

	$0	$2,935	$0	$41,911	$(16,982)	$27,864

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	17	17
Futures	0	0	0	0	(3,907)	(3,907)
Swap Agreements	0	0	0	0	4,812	4,812

	$0	$0	$0	$0	$920	$920

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(37,160)	$0	$(37,160)
Purchased Options	0	0	0	0	(1,143)	(1,143)
Written Options	0	91	0	(1,164)	805	(268)
Swap Agreements	0	(324)	0	0	(338)	(662)

	$0	$(233)	$0	$(38,324)	$(676)	$(39,233)

	$0	$(233)	$0	$(38,324)	$244	$(38,313)

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$9,148	$0	$9,148
Corporate Bonds & Notes
Banking & Finance	0	336,101	0	336,101
Industrials	0	36,408	0	36,408
Utilities	0	87,534	0	87,534
Municipal Bonds & Notes
California	0	8,730	0	8,730
Illinois	0	4,907	0	4,907
New York	0	703	0	703
U.S. Government Agencies	0	207,326	0	207,326
U.S. Treasury Obligations	0	492,477	0	492,477
Non-Agency Mortgage-Backed Securities	0	146,224	0	146,224
Asset-Backed Securities	0	89,833	10,080	99,913
Sovereign Issues	0	127,244	0	127,244
Preferred Securities
Banking & Finance	0	5,017	0	5,017
Short-Term Instruments
Repurchase Agreements	0	2,731	0	2,731
Short-Term Notes	0	1,526	0	1,526
U.S. Treasury Bills	0	1,060	0	1,060
	$0	$1,556,969	$10,080	$1,567,049

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,084	$0	$0	$52,084

Total Investments	$52,084	$1,556,969	$10,080	$1,619,133

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(48,134)	$0	$(48,134)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,005	213	0	2,218
Over the counter	0	28,643	0	28,643
	$2,005	$28,856	$0	$30,861

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(542)	(1,964)	0	(2,506)
Over the counter	0	(22,413)	0	(22,413)
	$(542)	$(24,377)	$0	$(24,919)

Totals	$53,547	$1,513,314	$10,080	$1,576,941

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	81

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.0%

CORPORATE BONDS & NOTES 0.6%

UTILITIES 0.6%
BellSouth Corp.
4.821% due 04/26/2021	$1,400	$1,403

Total Corporate Bonds & Notes (Cost $1,404)		1,403

U.S. GOVERNMENT AGENCIES 154.4%
Fannie Mae
0.000% due 07/25/2022 (b)(c)	11	10
0.479% due 12/25/2036	2,066	2,061
0.553% due 03/25/2034	470	468
0.583% due 08/25/2034	34	34
0.673% due 06/25/2033	31	30
0.693% due 06/25/2032	140	135
0.733% due 03/25/2018	51	51
0.773% due 11/25/2032	68	66
0.840% due 04/18/2028	2	2
0.883% due 05/25/2023 - 07/25/2036	1,142	1,152
0.933% due 03/25/2017 - 03/25/2032	264	266
1.083% due 02/25/2024	159	160
1.133% due 10/25/2037	1,163	1,182
1.428% due 05/01/2033	179	186
1.433% due 04/25/2023 - 04/25/2032	134	138
1.522% due 08/01/2042 - 10/01/2044	1,057	1,077
1.743% due 02/01/2036	297	297
1.942% due 04/01/2035	164	173
1.963% due 03/01/2032	50	52
2.000% due 01/01/2028 - 09/01/2029	963	976
2.027% due 01/01/2035	243	254
2.050% due 05/01/2035	47	49
2.056% due 05/01/2035	338	356
2.079% due 08/01/2027	280	286
2.082% due 01/01/2035	54	56
2.083% due 03/01/2035	6	6
2.090% due 01/01/2035	69	72
2.108% due 01/01/2035	83	86
2.175% due 09/01/2034	355	373
2.196% due 02/01/2035	43	45
2.236% due 11/01/2035	83	85
2.246% due 10/01/2035	18	19
2.248% due 01/01/2035	43	45
2.254% due 11/01/2034	22	23
2.258% due 12/01/2034	9	10
2.295% due 02/01/2035	99	103
2.298% due 10/01/2035	65	69
2.319% due 01/25/2022 (a)	6,616	608
2.329% due 12/01/2034	19	20
2.369% due 07/01/2035	92	97
2.381% due 03/01/2035	37	38
2.388% due 03/01/2035	27	28
2.402% due 04/01/2033	92	98
2.427% due 12/01/2034	429	451
2.455% due 05/25/2035	179	189
2.473% due 12/01/2035	323	326
2.474% due 10/01/2028	9	9
2.483% due 05/01/2035	133	139
2.487% due 09/01/2035	217	230
2.500% due 03/01/2027 - 08/01/2045	2,538	2,585

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.504% due 06/01/2030	$8	$8
2.505% due 02/01/2035	55	58
2.551% due 07/01/2035	44	47
2.630% due 02/01/2035	27	29
2.655% due 11/01/2035	110	115
2.718% due 07/01/2035	89	94
2.734% due 02/01/2035	46	49
2.755% due 10/01/2032	223	225
2.758% due 02/01/2035	41	43
2.973% due 05/01/2023	5	5
3.000% due 06/01/2029 - 09/25/2045	3,507	3,581
3.100% due 01/01/2026	200	213
3.330% due 07/01/2022	732	790
3.440% due 02/01/2032	1,000	1,042
3.500% due 09/01/2039 - 02/01/2046	8,229	8,683
3.567% due 10/25/2041	5	5
3.600% due 08/01/2023	454	496
4.000% due 09/01/2018 - 12/01/2045	24,080	26,019
4.500% due 09/01/2033 - 08/01/2041	2,226	2,440
5.000% due 01/01/2019 - 01/01/2024	739	779
5.167% due 06/25/2044 (a)	1,504	261
5.342% due 04/25/2043 - 06/25/2043	1,300	1,302
5.492% due 03/25/2043	282	286
5.500% due 08/01/2024 - 11/01/2039	1,241	1,406
5.990% due 08/01/2017	1,041	1,046
6.000% due 07/01/2017 - 11/01/2040	3,626	4,099
6.500% due 06/01/2021 - 11/01/2037	1,500	1,743
7.000% due 09/25/2023	15	17
7.500% due 09/01/2034	1	2
7.750% due 08/25/2022	7	8
8.310% due 10/25/2045	707	727
Fannie Mae, TBA
2.500% due 04/01/2031 - 05/01/2031	10,000	10,254
3.000% due 05/01/2031 - 05/01/2046	13,200	13,675
3.500% due 05/01/2031 - 04/01/2046	41,100	43,137
4.000% due 05/01/2046 - 06/01/2046	13,600	14,490
4.500% due 04/01/2031 - 06/01/2046	5,600	6,049
5.000% due 04/01/2046	2,000	2,213
5.500% due 05/01/2046	3,000	3,361
Federal Housing Administration
7.430% due 06/01/2019	25	25
Freddie Mac
0.686% due 05/15/2035	65	65
0.829% due 01/25/2023 (a)	23,119	1,013
0.836% due 06/15/2032 - 12/15/2032	349	350
0.886% due 12/15/2031	107	108
0.936% due 09/15/2030	11	11
1.039% due 11/25/2022 (a)	10,460	569
1.215% due 04/25/2021 (a)	6,551	344
1.250% due 10/02/2019 (f)	3,100	3,116
1.336% due 02/15/2021	187	189
1.366% due 11/25/2019 (a)	3,733	144
1.368% due 11/25/2019 (a)	35,656	1,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.522% due 02/25/2045	$301	$317
1.894% due 02/01/2018	10	10
2.500% due 03/01/2035	11	11
2.506% due 02/01/2028	52	53
2.510% due 04/01/2035	62	65
2.518% due 04/01/2035	95	100
2.520% due 09/01/2035	306	320
2.561% due 02/01/2035	9	10
2.574% due 01/01/2034	21	22
2.602% due 01/01/2035	63	66
2.615% due 11/01/2031	34	36
2.640% due 08/01/2036	41	43
2.706% due 05/01/2032	18	18
2.767% due 02/01/2035	27	28
2.768% due 11/01/2028	2	2
2.819% due 06/01/2035	42	44
2.955% due 03/01/2035	21	22
2.968% due 02/01/2035	11	11
2.995% due 08/01/2025	2	2
3.000% due 06/15/2037 - 09/01/2045	4,627	4,694
4.000% due 03/15/2042 - 07/01/2043	4,228	4,539
4.500% due 03/15/2021 - 04/01/2044	1,244	1,374
5.000% due 08/01/2033 - 07/01/2041	6,494	7,171
5.500% due 12/01/2017 - 06/01/2040	4,062	4,548
6.000% due 02/01/2024 - 05/01/2040	2,843	3,239
6.500% due 12/15/2023 - 05/15/2028	281	318
8.000% due 06/15/2026	6	8
11.097% due 05/15/2035	202	238
14.295% due 05/15/2041	332	422
Freddie Mac, TBA
3.000% due 04/01/2046 - 05/01/2046	6,000	6,135
3.500% due 05/01/2046	14,000	14,635
4.000% due 05/01/2046	9,000	9,593
4.500% due 05/01/2046	4,000	4,341
Ginnie Mae
0.641% due 02/16/2032 - 07/16/2032	22	22
0.691% due 08/16/2032	182	183
0.991% due 04/16/2032	109	110
1.145% due 09/20/2063	1,047	1,046
1.175% due 09/20/2065	1,101	1,086
1.425% due 04/20/2063 - 08/20/2063	3,978	4,019
1.725% due 09/20/2063	888	907
1.750% due 06/20/2017 - 03/20/2027	2	1
1.875% due 07/20/2022 - 08/20/2026	9	10
2.000% due 02/20/2017 - 03/20/2043	93	89
2.500% due 12/20/2021	3	3
3.000% due 01/15/2045 - 10/15/2045	11,443	11,856
3.500% due 02/20/2018 - 12/20/2045	8,199	8,636
4.000% due 03/20/2016 - 03/20/2018	5	6
4.500% due 01/15/2035 - 07/20/2045	8,346	9,022
5.000% due 11/20/2034 - 08/20/2045	8,202	9,061

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/15/2033 - 12/15/2039	$466	$523
6.000% due 05/20/2042	130	147
6.500% due 07/15/2024 - 08/15/2038	597	693
7.500% due 08/15/2027	1	1
8.310% due 09/20/2045	1,183	1,237
Ginnie Mae, TBA
3.000% due 05/01/2046	6,000	6,204
3.500% due 05/01/2046	12,000	12,661
4.000% due 04/01/2046 - 06/01/2046	19,200	20,476
4.500% due 06/01/2046	11,000	11,920

Total U.S. Government Agencies (Cost $329,323)		333,884

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%
Angel Oak Mortgage Trust LLC
4.500% due 11/25/2045	87	88
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	114	116
Banc of America Funding Ltd.
0.701% due 10/03/2039	100	98
Banc of America Funding Trust
0.722% due 05/20/2035 ^	97	67
3.023% due 01/20/2047 ^	552	463
Banc of America Mortgage Trust
3.728% due 07/20/2032	10	10
Bear Stearns ALT-A Trust
4.397% due 11/25/2036 ^	1,127	794
CBA Commercial Small Balance Commercial Mortgage
0.713% due 12/25/2036	183	161
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.713% due 01/25/2035	58	52
Citigroup Mortgage Loan Trust, Inc.
1.236% due 08/25/2035 ^	941	704
Countrywide Alternative Loan Trust
0.632% due 07/20/2046 ^	120	83
0.643% due 05/25/2035	642	529
0.683% due 09/25/2046 ^	389	175
0.683% due 10/25/2046 ^	79	57
0.703% due 05/25/2036 ^	15	15
0.712% due 09/20/2046	331	137
0.773% due 10/25/2046 ^	230	26
0.806% due 11/25/2035 ^	1	2
Countrywide Home Loan Mortgage Pass-Through Trust
0.723% due 04/25/2035	330	275
0.733% due 04/25/2046 ^	44	30
0.773% due 03/25/2036	92	47
0.783% due 02/25/2036 ^	29	26
1.013% due 02/25/2035	9	8
1.353% due 09/25/2034	278	198
2.297% due 06/19/2031	41	37
2.390% due 04/25/2035	796	656
Credit Suisse First Boston Mortgage Securities Corp.
2.607% due 09/25/2034	320	311
Credit Suisse Mortgage Capital Certificates
4.792% due 05/27/2053	486	522
DBUBS Mortgage Trust
3.742% due 11/10/2046	294	294
GreenPoint Mortgage Funding Trust
0.633% due 10/25/2046	359	255
0.633% due 12/25/2046 ^	320	202
0.703% due 04/25/2036 ^	30	20
0.753% due 09/25/2046 ^	360	154
0.773% due 10/25/2046	352	200
GSR Mortgage Loan Trust
0.693% due 08/25/2046	319	138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HarborView Mortgage Loan Trust
0.682% due 09/19/2046 ^	$6	$0
HomeBanc Mortgage Trust
0.613% due 12/25/2036	225	198
IndyMac Mortgage Loan Trust
0.633% due 11/25/2046	330	234
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042	1,200	1,227
LB Commercial Mortgage Trust
5.517% due 07/15/2044	97	100
Lehman XS Trust
0.753% due 11/25/2046 ^	367	162
MASTR Adjustable Rate Mortgages Trust
0.733% due 05/25/2047 ^	339	211
0.773% due 05/25/2047 ^	339	154
MASTR Alternative Loan Trust
0.833% due 03/25/2036	1,143	256
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.136% due 11/15/2031	110	102
Residential Accredit Loans, Inc. Trust
0.633% due 12/25/2046 ^	346	237
0.663% due 05/25/2037 ^	73	18
0.703% due 05/25/2046 ^	313	191
3.272% due 08/25/2035 ^	211	109
Sequoia Mortgage Trust
0.812% due 10/20/2027	16	15
1.132% due 10/19/2026	85	83
Structured Asset Mortgage Investments Trust
1.092% due 09/19/2032	43	42
Thornburg Mortgage Securities Trust
2.410% due 09/25/2037	122	118
UBS-Barclays Commercial Mortgage Trust
1.296% due 04/10/2046 (a)	3,380	217
WaMu Commercial Mortgage Securities Trust
5.462% due 03/23/2045	233	235
WaMu Mortgage Pass-Through Certificates Trust
0.653% due 07/25/2046 ^	1	0
0.933% due 07/25/2044	195	176
1.133% due 12/25/2045	328	139
Washington Mutual Mortgage Pass-Through Certificates Trust
0.683% due 07/25/2046 ^	31	14
1.121% due 04/25/2047 ^	80	9
Wells Fargo Commercial Mortgage Trust
2.051% due 10/15/2045 (a)	3,301	278

Total Non-Agency Mortgage-Backed Securities (Cost $12,117)		11,475

ASSET-BACKED SECURITIES 6.7%
ACE Securities Corp. Home Equity Loan Trust
0.573% due 07/25/2036	2,054	1,373
Amortizing Residential Collateral Trust
1.013% due 07/25/2032	25	24
1.133% due 10/25/2031	14	13
Amresco Residential Securities Corp. Mortgage Loan Trust
0.928% due 06/25/2028	117	109
0.988% due 06/25/2027	14	13
0.988% due 09/25/2027	108	105
1.063% due 09/25/2028	329	309
Bayview Opportunity Master Fund Trust
2.981% due 07/28/2034	613	611
Centex Home Equity Loan Trust
0.736% due 01/25/2032	13	12
CIT Group Home Equity Loan Trust
0.980% due 06/25/2033	90	84
Citigroup Global Markets Mortgage Securities, Inc.
1.408% due 10/25/2028	113	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance Home Equity Loan Trust
1.936% due 05/15/2032	$470	$461
Countrywide Asset-Backed Certificates
1.113% due 06/25/2033	155	151
Dryden Senior Loan Fund
1.792% due 01/15/2022	936	931
EMC Mortgage Loan Trust
1.186% due 08/25/2040	80	78
GCAT LLC
4.250% due 10/25/2019	279	279
4.500% due 03/25/2021	1,000	1,001
GSAA Home Equity Trust
0.733% due 03/25/2037	401	236
Home Equity Asset Trust
1.033% due 11/25/2032	3	2
Morgan Stanley Mortgage Loan Trust
0.793% due 04/25/2037	860	417
Renaissance Home Equity Loan Trust
1.193% due 12/25/2032	54	50
Residential Asset Securities Corp. Trust
0.683% due 11/25/2036	785	440
Saturn CLO Ltd.
0.843% due 05/13/2022	106	105
Specialty Underwriting & Residential Finance Trust
1.113% due 01/25/2034	35	30
Structured Asset Investment Loan Trust
0.743% due 01/25/2036	1,600	1,144
United National Home Loan Owner Trust
7.410% due 03/25/2025 ^	70	72
Vericrest Opportunity Loan Trust
3.375% due 11/25/2054	61	60
VOLT LLC
3.375% due 10/25/2054	58	58
3.375% due 02/25/2055	82	81
3.625% due 10/25/2057	84	83
3.875% due 04/25/2055	35	36
4.250% due 03/26/2046	1,000	1,001
Voya CLO Ltd.
1.922% due 10/15/2022	5,000	4,989

Total Asset-Backed Securities (Cost $14,325)		14,470

Total Investments in Securities (Cost $357,169)		361,232

	SHARES
INVESTMENTS IN AFFILIATES 14.6%

SHORT-TERM INSTRUMENTS 14.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.6%
PIMCO Short-Term Floating NAV Portfolio III	3,185,603	31,477

Total Short-Term Instruments (Cost $31,470)		31,477

Total Investments in Affiliates (Cost $31,470)		31,477

Total Investments 181.6% (Cost $388,639)		$392,709

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $(15))		(86)

Other Assets and Liabilities, net (81.6%)		(176,373)

Net Assets 100.0%		$216,250

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	83

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Zero coupon bond.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(419) at a weighted average interest rate of (0.651)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae, TBA *	2.500%	04/01/2046	$ 8,100	$(8,001)	$(8,070)
Fannie Mae, TBA *	3.000	04/01/2046	3,400	(3,479)	(3,489)
Fannie Mae, TBA *	6.000	04/01/2046	5,000	(5,689)	(5,699)
Ginnie Mae, TBA *	2.500	04/20/2046	4,000	(3,965)	(3,994)
Ginnie Mae, TBA *	3.000	04/20/2046	9,000	(9,284)	(9,312)
Ginnie Mae, TBA *	3.500	04/01/2046	1,800	(1,893)	(1,900)
Ginnie Mae, TBA *	5.000	04/01/2046	8,000	(8,819)	(8,822)
U.S. Treasury Notes	1.500	02/28/2023	8,400	(8,360)	(8,391)

Total Short Sales				$(49,490)	$(49,677)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.
(2)	Payable for short sales includes $11 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
NOM	$0	$0	$0	$(8,391)	$(8,391)	$0	$(8,391)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$(8,391)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Short	06/2016	71	$17	$0	$(27)

Total Futures Contracts				$17	$0	$(27)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.200%	02/03/2026	$12,000	$(640)	$(275)	$0	$(44)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	800	(116)	(89)	0	(7)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046	500	(37)	(2)	0	(2)

					$(793)	$(366)	$0	$(53)

Total Swap Agreements					$(793)	$(366)	$0	$(53)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $646 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(27)	$(53)	$(80)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$	21,800	$8	$1

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 05/01/2046	$	72.000	05/05/2016	$25,000	$1	$0

Total Purchased Options						$9	$1

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae 3.500% due 04/01/2046	$	103.539	04/06/2016	$1,000	$(2)	$0
	Put - OTC Fannie Mae 3.500% due 04/01/2046		103.766	04/06/2016	1,000	(2)	0
	Put - OTC Fannie Mae 3.500% due 04/01/2046		103.922	04/06/2016	1,000	(3)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2046		104.766	04/06/2016	1,000	(1)	(2)

GSC	Put - OTC Fannie Mae 3.500% due 04/01/2046		103.688	04/06/2016	3,000	(6)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2046		105.188	04/06/2016	1,000	(3)	0

JPM	Call - OTC Fannie Mae 3.500% due 04/01/2046		104.852	04/06/2016	1,000	(2)	(1)
	Call - OTC Fannie Mae 3.500% due 04/01/2046		105.180	04/06/2016	1,000	(2)	0
	Put - OTC Fannie Mae 3.500% due 05/01/2046		103.625	05/05/2016	1,000	(2)	(1)
	Call - OTC Fannie Mae 3.500% due 05/01/2046		104.805	05/05/2016	1,000	(1)	(3)

						$(24)	$(7)

Total Written Options						$(24)	$(7)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount	Premiums
Balance at Beginning of Period	$37,000	$(764)
Sales	99,100	(257)
Closing Buys	(5,000)	11
Expirations	(66,600)	518
Exercised	(52,500)	468

Balance at End of Period	$12,000	$(24)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	85

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2016:

(f)	Securities with an aggregate market value of $9 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
FBF	$0	$0	$0	$0	$0	$(2)	$0	$(2)	$(2)	$0	$(2)
JPM	0	0	0	0	0	(5)	0	(5)	(5)	9	4
NGF	0	1	0	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$1	$0	$1	$0	$(7)	$0	$(7)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Purchased Options	$0	$0	$0	$0	$1	$1

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27
Swap Agreements	0	0	0	0	53	53

	$0	$0	$0	$0	$80	$80

Over the counter
Written Options	$0	$0	$0	$0	$7	$7

	$0	$0	$0	$0	$87	$87

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	0	0	0	(134)	(134)

	$0	$0	$0	$0	$(111)	$(111)

Over the counter
Purchased Options	$0	$0	$0	$0	$(24)	$(24)
Written Options	0	0	0	0	529	529
Swap Agreements	0	(13)	0	0	184	171

	$0	$(13)	$0	$0	$689	$676

	$0	$(13)	$0	$0	$578	$565

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	0	0	0	(366)	(366)

	$0	$0	$0	$0	$(349)	$(349)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	(16)	(16)
Swap Agreements	0	3	0	0	89	92

	$0	$3	$0	$0	$72	$75

	$0	$3	$0	$0	$(277)	$(274)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Utilities	$0	$1,403	$0	$1,403
U.S. Government Agencies	0	333,859	25	333,884
Non-Agency Mortgage-Backed Securities	0	10,248	1,227	11,475
Asset-Backed Securities	0	13,469	1,001	14,470
	$0	$358,979	$2,253	$361,232

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$31,477	$0	$0	$31,477

Total Investments	$31,477	$358,979	$2,253	$392,709

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(41,286)	$0	$(41,286)
U.S. Treasury Obligations	0	(8,391)	0	(8,391)
	$0	$(49,677)	$0	$(49,677)

Financial Derivative Instruments - Assets
Over the counter	$0	$1	$0	$1

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(27)	(53)	0	(80)
Over the counter	0	(7)	0	(7)
	$(27)	$(60)	$0	$(87)

Totals	$31,450	$309,243	$2,253	$342,946

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (1)
Investments in Securities, at Value
U.S. Government Agencies	$38	$0	$(13)	$(1)	$(2)	$3	$0	$0	$25	$1
Non-Agency Mortgage-Backed Securities	1,890	255	(298)	0	(1)	0	0	(619)	1,227	(14)
Asset-Backed Securities	0	999	0	0	0	2	0	0	1,001	2

Totals	$1,928	$1,254	$(311)	$(1)	$(3)	$5	$0	$(619)	$2,253	$(11)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$25	Proxy Pricing	Base Price	99.75
Non-Agency Mortgage-Backed Securities	1,227	Proxy Pricing	Base Price	101.75
Asset-Backed Securities	1,001	Proxy Pricing	Base Price	99.89

Total	$2,253

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	87

Schedule of Investments PIMCO Mortgage Opportunities Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.9%

CORPORATE BONDS & NOTES 1.6%

BANKING & FINANCE 1.6%
PHH Corp.
7.375% due 09/01/2019		$5,000	$4,875
Preferred Term Securities Ltd.
0.934% due 03/22/2037		458	323
0.934% due 09/22/2037		4,918	3,541
0.984% due 03/22/2038		2,353	1,647
1.014% due 09/23/2035		1,310	1,022
1.214% due 03/23/2035		4,000	2,280
SLM Student Loan Trust
0.325% due 12/15/2033	EUR	2,059	1,927
0.404% due 07/25/2039		880	808
1.141% due 03/15/2038	GBP	3,712	4,412
Ventas Realty LP
4.125% due 01/15/2026		$11,400	11,734

Total Corporate Bonds & Notes (Cost $32,159)			32,569

U.S. GOVERNMENT AGENCIES 66.4%
Fannie Mae
0.000% due 01/25/2033 - 07/25/2043 (b)(d)		1,567	1,319
0.006% due 01/25/2018 (a)		113,972	83
0.907% due 09/25/2022 (a)		132,402	5,718
1.000% due 04/15/2056		16,200	16,464
1.033% due 02/25/2024		13	14
1.500% due 03/25/2042		2,265	1,814
2.000% due 12/25/2042		78	51
2.500% due 06/25/2022		1	1
2.500% due 12/25/2027 - 02/25/2028 (a)		11,180	955
2.710% due 03/01/2026		11,790	12,115
2.990% due 09/01/2025 (f)		6,990	7,342
3.000% due 09/25/2022 - 04/25/2046		42,571	38,732
3.000% due 03/25/2033 - 12/25/2045 (a)		86,602	10,740
3.100% due 01/01/2026		800	850
3.296% due 08/25/2043		77	83
3.330% due 07/01/2022		1,894	2,044
3.440% due 02/01/2032 (f)		12,800	13,342
3.490% due 07/01/2026		4,245	4,588
3.491% due 05/25/2042		65	68
3.500% due 08/25/2034 - 02/25/2043 (a)		20,524	2,535
3.500% due 12/01/2039 - 08/01/2045 (f)		63,765	67,233
3.500% due 01/25/2041 - 11/25/2045		23,161	23,464
3.567% due 10/25/2041		46	45
3.600% due 08/01/2023		454	496
3.690% due 08/01/2023		3,689	4,041
3.750% due 05/25/2033		41	43
3.765% due 12/01/2025		4,500	4,963
4.000% due 02/25/2024 - 07/25/2044 (a)		22,651	3,514
4.000% due 06/01/2033 - 08/01/2043		11,702	12,768
4.000% due 10/01/2042 - 08/01/2043 (f)		17,310	18,880
4.433% due 05/25/2025		180	176
4.500% due 04/01/2031 - 01/01/2042		10,297	11,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 05/01/2040 - 07/01/2042 (f)	$7,743	$8,534
5.000% due 04/25/2033 - 07/25/2040	293	333
5.167% due 06/25/2044 - 03/25/2045 (a)	105,537	18,720
5.492% due 03/25/2043	1,974	2,003
5.500% due 02/25/2029 - 01/25/2032 (a)	543	98
5.500% due 07/25/2034 - 06/25/2036	3,388	3,958
5.517% due 10/25/2043 (a)	42,621	10,798
5.667% due 06/25/2037 (a)	1,133	181
5.687% due 01/25/2043 (a)	35,264	8,489
5.717% due 05/25/2042 - 08/25/2042 (a)	3,293	621
5.767% due 06/25/2040 (a)	8,046	1,051
5.817% due 03/25/2024 - 02/25/2043 (a)	68,170	13,894
6.000% due 02/25/2033 (a)	444	94
6.000% due 02/25/2034	146	179
6.217% due 08/25/2018 - 04/25/2037 (a)	31,607	3,569
6.237% due 01/25/2018 (a)	16,676	651
6.267% due 08/25/2040 (a)	2,869	345
6.300% due 06/25/2031	345	362
6.317% due 09/25/2039 (a)	287	53
6.367% due 11/25/2036 (a)	3,644	746
6.500% due 03/01/2017	45	46
6.670% due 05/25/2042	31	31
6.882% due 08/25/2033	988	1,128
7.000% due 12/25/2023 - 03/25/2049	86	104
7.108% due 10/25/2043	8,373	9,229
8.310% due 10/25/2045	5,630	5,789
8.323% due 11/25/2042 - 08/25/2044	3,084	3,243
8.667% due 07/25/2033	1,959	2,404
8.823% due 10/25/2041	2,077	2,337
8.923% due 11/25/2041	5,708	6,449
9.234% due 06/25/2043	10,365	11,554
10.564% due 08/25/2043	3,075	3,501
11.794% due 03/25/2040	262	336
14.268% due 05/25/2043	1,716	1,994
16.684% due 09/25/2024	29	38
18.575% due 09/25/2023	8	11
23.788% due 12/25/2036	227	338
Fannie Mae, TBA
2.500% due 04/01/2031 - 05/01/2031	86,000	88,296
3.000% due 04/01/2046	15,600	16,009
3.500% due 05/01/2031 - 05/01/2046	475,200	498,268
4.000% due 06/01/2046	6,000	6,392
4.500% due 04/01/2046	93,000	101,205
5.000% due 04/01/2046	4,000	4,427
6.000% due 04/01/2046	2,000	2,279
Freddie Mac
0.000% due 09/15/2032 - 07/15/2042 (b)(d)	3,574	3,313
0.544% due 08/25/2022 (a)	109,893	3,184
0.887% due 09/25/2022 (a)	46,597	2,104
1.250% due 10/02/2019 (h)	16,400	16,483
1.288% due 08/25/2019 (a)	149,094	5,848
1.368% due 11/25/2019 (a)	102,276	4,384
1.750% due 06/15/2041	7,547	8,208
2.500% due 09/15/2027 - 12/15/2027 (a)	10,767	947

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 03/15/2031	$15,000	$1,412
2.567% due 12/01/2034 (f)	7,737	8,135
3.000% due 04/15/2027 - 12/15/2032 (a)	8,289	972
3.000% due 06/15/2036 - 07/15/2044	17,790	17,558
3.500% due 03/15/2035 - 12/15/2045	7,511	7,696
3.683% due 05/25/2025	300	278
3.733% due 10/25/2027	250	238
4.000% due 04/15/2019 - 02/15/2045	24,803	27,639
4.000% due 07/01/2043 (f)	3,677	3,961
4.500% due 04/01/2019 - 07/15/2042	9,889	3,658
4.500% due 12/01/2041 (f)	6,083	6,734
4.874% due 11/15/2042	2,689	2,733
5.000% due 05/15/2019	45	47
5.057% due 03/15/2045	1,831	1,925
5.346% due 02/15/2033	3,068	3,124
5.500% due 02/15/2033 - 05/15/2041	3,460	3,877
5.564% due 06/15/2018 - 10/15/2036 (a)	1,865	234
5.664% due 08/15/2043 (a)	18,198	3,177
5.764% due 01/15/2033 - 06/15/2044 (a)	15,276	3,007
5.994% due 02/15/2037 (a)	1,571	320
6.000% due 07/15/2035	379	530
6.164% due 01/15/2041 (a)	1,404	266
6.214% due 02/15/2032 - 03/15/2035 (a)	4,314	718
6.264% due 10/15/2034 - 07/15/2042 (a)	8,471	1,525
6.314% due 03/15/2037 (a)	1,937	314
6.886% due 12/15/2023 (a)	944	132
7.000% due 03/01/2039	100	115
7.112% due 12/15/2042	2,082	2,173
7.500% due 06/15/2042	2,126	2,532
7.564% due 06/15/2031 (a)	410	105
7.677% due 09/17/2032	67	73
8.310% due 07/15/2037 - 08/15/2045	11,178	11,993
8.383% due 05/25/2025	299	294
8.820% due 05/15/2024 (a)	529	107
8.823% due 09/15/2041	2,650	3,064
8.928% due 10/15/2040	724	786
9.028% due 01/15/2041	562	663
9.633% due 10/25/2027	250	261
11.097% due 05/15/2035	405	476
11.183% due 03/25/2025	697	671
11.436% due 05/15/2033	41	53
12.128% due 05/15/2033	11	14
13.151% due 02/15/2041	1,186	1,414
14.193% due 04/15/2043	3,191	3,865
14.295% due 05/15/2041	1,403	1,786
14.870% due 10/15/2033	728	979
15.460% due 11/15/2034	19	26
16.734% due 05/15/2035	386	479
18.132% due 10/15/2023	89	127
Freddie Mac, TBA
3.500% due 05/01/2046	1,000	1,045
Ginnie Mae
0.000% due 06/20/2040 - 05/20/2041 (b)(d)	7,343	6,705
0.422% due 04/16/2053 (a)	4,145	129
0.516% due 05/16/2050 (a)	16,646	385
0.637% due 12/16/2043 (a)	8,910	32

88	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 11/20/2060	$1,633	$1,614
0.901% due 08/16/2048 (a)	18,680	875
0.925% due 03/20/2061	896	887
0.945% due 08/20/2062	1,601	1,588
1.175% due 09/20/2065	3,204	3,159
1.475% due 02/20/2066	4,804	4,822
1.510% due 12/16/2043 (a)	659	16
1.751% due 05/16/2053 (a)	1,174	63
1.904% due 12/20/2042	2,715	2,541
2.250% due 07/16/2045	3,305	2,815
2.500% due 03/20/2045	2	2
4.000% due 10/16/2044 (a)	4,066	678
4.500% due 07/20/2039 - 05/20/2044	10,717	11,346
4.500% due 12/16/2041 - 03/16/2043 (a)	4,563	719
5.000% due 08/20/2034 - 11/20/2045	12,024	12,586
5.000% due 09/20/2038 - 05/16/2043 (a)	5,709	847
5.500% due 02/20/2034 - 04/20/2040	29	32
5.500% due 11/16/2037 (a)	179	20
5.659% due 11/16/2034 (a)	1,320	247
5.668% due 07/20/2043 (a)	1,425	81
5.818% due 02/20/2042 (a)	1,495	132
5.848% due 07/20/2042 (a)	27,012	4,208
6.000% due 06/20/2037 - 06/20/2041	1,332	1,521
6.148% due 10/20/2033 (a)	1,987	405
6.500% due 03/15/2035	1,240	1,504
7.500% due 11/15/2030	31	34
8.000% due 05/17/2034	304	337
8.310% due 09/20/2045	2,760	2,886
8.325% due 09/20/2045	7,760	7,800
8.558% due 02/20/2045	5,180	5,514
8.736% due 12/20/2040	4,000	4,797
15.834% due 10/20/2045	6,380	7,829
Ginnie Mae, TBA
3.000% due 05/01/2046	13,000	13,443

Total U.S. Government Agencies (Cost $1,368,173)		1,386,225

U.S. TREASURY OBLIGATIONS 10.7%
U.S. Treasury Notes
1.375% due 01/31/2021 (f)	2,600	2,620
1.500% due 02/28/2023 (f)	34,000	33,918
1.875% due 08/31/2022 (h)	12,700	13,001
1.875% due 10/31/2022 (h)	7,000	7,164
2.000% due 08/15/2025	18,200	18,559
2.250% due 11/15/2025 (f)	142,100	147,950

Total U.S. Treasury Obligations (Cost $215,665)		223,212

NON-AGENCY MORTGAGE-BACKED SECURITIES 39.9%
American Home Mortgage Assets Trust
0.723% due 08/25/2037 ^	11,636	5,650
2.952% due 01/25/2036	2,256	1,567
American Home Mortgage Investment Trust
0.833% due 03/25/2046	13,366	10,733
2.881% due 06/25/2045	758	740
BAMLL Re-REMIC Trust
5.383% due 11/15/2016	6,595	6,638
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^	4,639	3,560
Banc of America Commercial Mortgage Trust
5.889% due 07/10/2044	201	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
2.063% due 01/26/2037		$24	$24
2.934% due 02/20/2036		2,138	1,711
3.023% due 01/20/2047 ^		25	21
6.000% due 09/25/2036		49	47
Banc of America Mortgage Trust
2.716% due 05/25/2034		180	177
2.853% due 04/25/2035 ^		717	663
2.857% due 06/25/2034		234	228
3.026% due 11/20/2046 ^		404	331
Banc of America Re-REMIC Trust
5.705% due 12/24/2049		715	726
Bancaja Fondo de Titulizacion de Activos
0.055% due 02/20/2036	EUR	1,757	1,945
BCAP LLC Trust
0.606% due 01/26/2037		$5,652	3,898
0.684% due 07/26/2035		925	922
1.904% due 10/26/2035		3,381	3,364
2.568% due 01/26/2034		858	846
2.909% due 12/26/2037		717	714
4.000% due 03/26/2036		3,242	3,241
Bear Stearns Adjustable Rate Mortgage Trust
2.715% due 10/25/2036 ^		580	495
2.727% due 12/25/2046 ^		1,956	1,687
2.837% due 10/25/2034		114	112
Bear Stearns ALT-A Trust
0.593% due 02/25/2034		86	76
0.753% due 08/25/2036 ^		16,262	12,044
0.933% due 01/25/2036 ^		2,783	2,223
2.708% due 08/25/2036 ^		9,413	5,915
2.958% due 04/25/2035		211	183
3.121% due 09/25/2035 ^		611	452
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		4,877	4,978
Bear Stearns Mortgage Funding Trust
0.663% due 09/25/2046 ^		228	181
Bear Stearns Structured Products, Inc. Trust
2.775% due 01/26/2036		7,447	5,741
Celtic Residential Irish Mortgage Securitisation PLC
0.031% due 12/14/2048	EUR	1,832	1,963
0.098% due 04/10/2048		5,192	5,427
CGBAM Commercial Mortgage Trust
3.177% due 02/15/2031 (a)		$125,109	1
Chase Mortgage Finance Trust
2.627% due 02/25/2037		287	286
Citigroup Commercial Mortgage Trust
1.717% due 07/15/2027		4,300	4,243
5.425% due 10/15/2049		2,951	2,991
5.737% due 06/14/2050		518	525
Citigroup Mortgage Loan Trust, Inc.
2.660% due 05/25/2035		45	45
2.730% due 03/25/2036 ^		168	161
6.000% due 08/25/2037		4,454	3,745
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		5,232	5,335
Commercial Mortgage Trust
1.827% due 12/10/2045 (a)		7,520	568
2.867% due 02/10/2048		5,000	3,509
3.424% due 03/10/2031		10,000	10,534
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		106	91
Countrywide Alternative Loan Trust
0.553% due 06/25/2036		8,011	6,934
0.623% due 09/25/2046 ^		5,147	4,513
0.748% due 11/20/2035		863	726
0.833% due 06/25/2036 ^		37	24
1.133% due 05/25/2036		402	239

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.751% due 08/25/2035		$14,827	$13,067
1.851% due 09/25/2035		111	98
2.795% due 03/25/2047 ^		296	263
4.491% due 05/25/2036		7,447	6,277
4.817% due 02/25/2035 (a)		1,901	125
6.000% due 07/25/2036 ^		37,332	31,140
6.000% due 02/25/2037 ^		675	535
6.000% due 04/25/2037 ^		1,884	1,442
6.517% due 10/25/2037 (a)		12,064	4,044
Countrywide Home Loan Mortgage Pass-Through Trust
1.093% due 02/25/2035		1,115	974
2.579% due 01/25/2036		199	181
2.682% due 09/25/2037 ^		666	584
2.691% due 03/25/2037 ^		1,557	1,280
2.763% due 08/25/2034 ^		1	1
2.777% due 01/25/2036 ^		8,814	8,326
2.807% due 11/19/2033		38	37
2.855% due 02/25/2047 ^		2,025	1,811
5.500% due 01/25/2035		536	542
5.750% due 05/25/2037 ^		61	54
6.000% due 01/25/2038		692	615
6.250% due 09/25/2037 ^		202	196
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 06/25/2035 ^		1,625	1,689
Credit Suisse Mortgage Capital Certificates
0.766% due 12/27/2035		3,957	3,592
2.931% due 01/26/2047		9,918	7,223
4.792% due 05/27/2053		2,432	2,609
5.342% due 12/16/2043		13,000	13,104
5.467% due 09/15/2039		5,327	5,367
5.467% due 09/16/2039		7,970	7,978
5.467% due 09/18/2039		10,450	10,474
5.631% due 10/26/2036		1,159	840
5.695% due 04/16/2049		15,000	15,268
5.775% due 12/16/2049		592	599
CSAB Mortgage-Backed Trust
6.000% due 11/25/2036 ^		86	38
Deco Pan Europe BV
0.085% due 10/27/2020	EUR	3,230	3,446
Deco Pan Europe PLC
0.045% due 07/27/2017		11,556	13,051
Deutsche ALT-A Securities, Inc.
0.583% due 03/25/2037 ^		$2,937	2,118
0.733% due 09/25/2047 ^		49,307	37,839
Epic Drummond Ltd.
0.044% due 01/25/2022	EUR	7,305	7,487
Eurosail PLC
1.291% due 09/13/2045	GBP	14,222	19,379
1.361% due 09/13/2045		2,120	2,641
First Horizon Alternative Mortgage Securities Trust
2.499% due 07/25/2036		$402	314
First Horizon Mortgage Pass-Through Trust
2.731% due 08/25/2035		467	413
2.748% due 11/25/2035		85	78
Global Mortgage Securitization Ltd.
0.706% due 04/25/2032		2,702	2,599
GMAC Commercial Mortgage Securities, Inc.
5.044% due 12/10/2041 ^		10,305	10,510
GMAC Mortgage Corp. Loan Trust
3.383% due 05/25/2035		75	72
Great Hall Mortgages PLC
0.769% due 06/18/2039		1,114	1,015
Greenwich Capital Commercial Funding Corp. Trust
5.892% due 07/10/2038		615	615
GS Mortgage Securities Corp. Trust
3.790% due 01/10/2031		4,967	4,800
4.202% due 02/10/2029		20,000	19,291

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	89

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
1.460% due 08/10/2043 (a)		$61,691	$3,176
5.374% due 05/17/2045		222	222
5.794% due 08/10/2045		10,291	10,612
GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		1,750	1,293
HarborView Mortgage Loan Trust
0.622% due 01/19/2038		32,281	26,137
0.642% due 11/19/2036		15,901	11,680
0.742% due 08/19/2045		111	102
2.735% due 04/19/2034		297	293
Hercules Eclipse PLC
0.829% due 10/25/2018	GBP	461	653
Hudsons Bay Simon JV Trust
5.447% due 08/05/2034		$10,000	10,190
Impac Secured Assets Trust
0.603% due 01/25/2037		7,792	6,683
0.783% due 05/25/2036		94	85
IndyMac Mortgage Loan Trust
1.213% due 12/25/2034		677	567
2.587% due 08/25/2035		174	150
2.895% due 09/25/2036 ^		8,554	6,047
2.922% due 09/25/2036 ^		452	337
2.957% due 06/25/2037 ^		6,378	4,649
Infinity SoPRANo
0.018% due 11/05/2019	EUR	12,611	13,741
Jefferies Resecuritization Trust
2.503% due 02/26/2036		$1,596	1,564
6.819% due 06/25/2047		1,857	1,787
JPMorgan Alternative Loan Trust
0.593% due 09/25/2036		4,391	3,999
0.593% due 11/25/2036 ^		5,466	4,148
3.198% due 11/25/2036 ^		7,132	6,370
6.000% due 12/27/2036		5,578	4,777
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		19,426	19,724
5.420% due 01/15/2049		8,520	8,697
5.440% due 06/12/2047		9,801	9,974
5.552% due 05/12/2045		1,412	1,416
JPMorgan Mortgage Trust
2.725% due 07/25/2035		28	28
2.894% due 04/25/2035		160	160
JPMorgan Resecuritization Trust
6.000% due 09/26/2036		12,078	8,690
La Hipotecaria Panamanian Mortgage Trust
3.008% due 11/24/2042		21,254	21,726
LB Commercial Mortgage Trust
5.517% due 07/15/2044		49	50
LB-UBS Commercial Mortgage Trust
0.539% due 02/15/2040 (a)		160,846	754
5.424% due 02/15/2040		8,271	8,417
5.858% due 07/15/2040		2,337	2,386
Leek Finance PLC
0.848% due 09/21/2038	GBP	4,559	6,881
Lehman Mortgage Trust
0.753% due 08/25/2036 ^		$358	264
5.750% due 02/25/2037		10,005	8,588
Lehman XS Trust
0.553% due 08/25/2036 ^		620	469
1.327% due 08/25/2047		7,842	5,191
Luminent Mortgage Trust
0.663% due 05/25/2037 ^		92	67
Merrill Lynch Mortgage Investors Trust
0.683% due 08/25/2036		840	829
1.439% due 10/25/2035		683	647
2.204% due 07/25/2029		26	25
2.663% due 02/25/2036 ^		1,469	1,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MODA SRL
1.285% due 08/22/2026	EUR	8,547	$9,701
Morgan Stanley Bank of America Merrill Lynch Trust
1.269% due 12/15/2048 (a)		$9,122	498
Morgan Stanley Capital Trust
5.319% due 12/15/2043		12,249	12,415
5.328% due 11/12/2041		2,906	2,920
5.665% due 04/15/2049		5,817	5,979
Morgan Stanley Mortgage Loan Trust
0.703% due 09/25/2035		1,626	1,605
0.803% due 11/25/2035		3,628	3,403
1.333% due 02/25/2036 ^		927	798
2.604% due 06/25/2037		2,403	1,571
2.891% due 09/25/2035 ^		222	159
5.500% due 10/25/2037		1,464	1,368
5.701% due 02/25/2047		3,969	2,817
Mortgage Equity Conversion Asset Trust
1.120% due 10/25/2041		1,849	1,516
1.120% due 02/25/2042		2,667	2,263
1.130% due 01/25/2042		15,968	13,573
1.140% due 05/25/2042		5,418	4,741
MortgageIT Securities Corp. Mortgage Loan Trust
0.663% due 06/25/2047		7,662	5,896
New York Mortgage Trust
0.763% due 08/25/2035		1,533	1,410
RBSSP Resecuritization Trust
0.934% due 09/26/2034		398	375
9.207% due 06/26/2037		893	546
Residential Accredit Loans, Inc. Trust
0.573% due 01/25/2037		10,647	8,550
0.633% due 10/25/2046		3,886	2,933
0.643% due 04/25/2046		10,480	4,678
0.733% due 08/25/2035		403	306
0.783% due 08/25/2035 ^		2,364	1,698
0.833% due 10/25/2045		357	252
3.583% due 05/25/2035 ^		206	174
6.000% due 10/25/2034		587	610
8.000% due 04/25/2036 ^		516	503
Residential Asset Securitization Trust
6.250% due 08/25/2036		1,229	1,112
Residential Funding Mortgage Securities, Inc. Trust
4.092% due 04/25/2037		1,495	1,289
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049		1,896	1,914
5.509% due 04/16/2047		1,900	1,898
5.695% due 09/16/2040		885	897
5.918% due 06/16/2049		3,720	3,770
5.946% due 02/16/2051		1,049	1,059
6.095% due 12/16/2049		338	350
Rural Hipotecario Fondo De Titulizacion Hipotec
0.061% due 02/13/2033	EUR	573	643
Sandwell Commercial Finance PLC
0.988% due 09/30/2037	GBP	1,967	2,733
Sequoia Mortgage Trust
3.110% due 07/20/2037		$284	241
Sovereign Commercial Mortgage Securities Trust
6.019% due 07/22/2030		499	498
SRERS Funding Ltd.
0.691% due 05/09/2046		1,399	1,330
Structured Adjustable Rate Mortgage Loan Trust
2.707% due 08/25/2035		367	341
Structured Asset Mortgage Investments Trust
0.613% due 07/25/2046		153	116
0.623% due 07/25/2046 ^		10,733	7,185
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.691% due 09/25/2033		332	320

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Theatre Hospitals PLC
3.591% due 10/15/2031	GBP	1,351	$1,861
Thornburg Mortgage Securities Trust
1.333% due 03/25/2044		$84	76
Titan Europe Ltd.
0.074% due 04/23/2017	EUR	1,448	1,553
UBS-Barclays Commercial Mortgage Trust
0.172% due 08/10/2049 (a)		$178,586	2,532
Ulysses European Loan Conduit PLC
0.749% due 07/25/2017	GBP	7,050	9,989
Virgil Mortgage PLC
2.835% due 03/12/2045		3,026	4,361
Wachovia Bank Commercial Mortgage Trust
0.651% due 04/15/2047		$17,000	16,555
5.703% due 06/15/2049		5,927	6,093
WaMu Commercial Mortgage Securities Trust
5.462% due 03/23/2045		213	215
5.786% due 03/23/2045		2,200	2,192
WaMu Mortgage Pass-Through Certificates Trust
0.823% due 10/25/2044		7,703	7,415
1.121% due 04/25/2047		2,254	1,669
1.173% due 11/25/2034		2,139	1,912
1.351% due 02/25/2046		655	596
2.237% due 07/25/2037 ^		197	159
2.595% due 12/25/2035 ^		3,342	2,972
3.754% due 12/25/2036 ^		2,201	1,928
3.976% due 03/25/2037 ^		14,739	12,200
4.378% due 07/25/2037 ^		126	117
Washington Mutual Mortgage Pass-Through Certificates Trust
0.683% due 02/25/2036		611	437
1.051% due 01/25/2047		4,010	2,866
4.495% due 09/25/2036 ^		8,392	4,327
5.750% due 11/25/2035 ^		2,156	1,897
Wells Fargo Alternative Loan Trust
0.973% due 03/25/2037 ^		1,750	1,204
Wells Fargo Mortgage-Backed Securities Trust
0.933% due 06/25/2037 ^		368	308
2.763% due 02/25/2035		28	27
2.765% due 04/25/2036 ^		305	297
2.771% due 05/25/2036 ^		151	143
2.796% due 03/25/2036		1,001	994
2.811% due 08/25/2033		32	33
2.833% due 01/25/2035		191	189
6.000% due 09/25/2036 ^		58	56
Windermere CMBS Ltd.
0.306% due 04/22/2018	EUR	1,246	1,352

Total Non-Agency Mortgage-Backed Securities (Cost $825,425)			832,884

ASSET-BACKED SECURITIES 28.1%
Accredited Mortgage Loan Trust
0.563% due 02/25/2037		$1,187	1,134
0.920% due 09/25/2035		3,405	2,810
ACE Securities Corp. Home Equity Loan Trust
0.733% due 02/25/2036		3,655	3,254
0.843% due 12/25/2035		10,000	6,843
1.113% due 09/25/2035		5,560	4,342
1.408% due 11/25/2033		1,782	1,662
1.603% due 02/25/2035		19,953	17,844
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.883% due 07/25/2035		6,400	5,785
0.903% due 05/25/2035		5,000	4,758
1.348% due 01/25/2035		5,152	4,171

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.226% due 10/25/2033		$1,930	$1,799
Asset-Backed Funding Certificates Trust
1.053% due 04/25/2034		4,137	4,081
1.683% due 06/25/2034		2,230	2,079
Asset-Backed Securities Corp. Home Equity Loan Trust
1.153% due 06/25/2035		1,223	1,167
1.393% due 11/25/2033		2,666	2,371
Atrium CDO Corp.
1.421% due 11/16/2022		7,167	7,137
Avoca CLO PLC
0.157% due 01/16/2023	EUR	26	30
Babson CLO Ltd.
2.603% due 09/28/2021		$1,450	1,452
Bear Stearns Asset-Backed Securities Trust
0.583% due 11/25/2036		5,148	4,293
0.633% due 12/25/2036		7,379	6,681
0.633% due 04/25/2037 ^		5,447	5,417
0.933% due 12/25/2035		400	365
Bridgeport CLO Ltd.
0.869% due 06/18/2021		2,939	2,877
Business Loan Express Business Loan Trust
0.723% due 09/25/2038		5,604	4,924
Carlyle Global Market Strategies CLO Ltd.
1.854% due 04/20/2022		10,400	10,358
Carrington Mortgage Loan Trust
0.653% due 12/25/2036		11,809	6,268
Centerline REIT, Inc.
4.760% due 09/21/2045		7,909	7,926
Centex Home Equity Loan Trust
3.735% due 02/25/2032		1,008	1,014
Chapel BV
0.477% due 11/17/2064	EUR	5,021	5,379
Citigroup Mortgage Loan Trust, Inc.
0.573% due 05/25/2037		$934	922
0.583% due 12/25/2036		5,247	2,864
0.593% due 09/25/2036		947	675
0.613% due 01/25/2037		5,645	3,447
0.693% due 07/25/2045		12,157	8,468
0.733% due 10/25/2036		13,988	9,564
0.843% due 10/25/2035		1,700	1,561
Countrywide Asset-Backed Certificates
0.563% due 12/25/2036 ^		2,043	1,828
0.573% due 07/25/2037 ^		6,386	5,620
0.573% due 06/25/2047		2,560	2,060
0.583% due 05/25/2037		13,147	12,220
0.613% due 06/25/2047		319	291
0.633% due 04/25/2036		555	539
0.633% due 09/25/2047		1,972	1,566
0.653% due 09/25/2037 ^		1,647	1,442
0.653% due 09/25/2047		6,046	4,943
0.673% due 04/25/2036		596	531
0.736% due 07/25/2036		500	455
0.913% due 01/25/2036		900	822
1.063% due 02/25/2036		2,000	1,573
1.393% due 08/25/2035		4,502	4,249
1.438% due 12/25/2034		2,341	2,331
Countrywide Asset-Backed Certificates Trust
0.593% due 03/25/2037		2,703	2,509
0.696% due 09/25/2046		1,300	839
0.916% due 07/25/2035		2,165	2,158
0.933% due 08/25/2047		515	507
1.233% due 08/25/2047		500	426
1.333% due 10/25/2034		2,507	2,374
Credit-Based Asset Servicing and Securitization LLC
0.493% due 11/25/2036		2,482	1,291

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.553% due 07/25/2037		$219	$129
1.378% due 04/25/2036		10,634	8,761
5.414% due 10/25/2036		1,100	1,065
Dekania Europe CDO PLC
0.387% due 09/07/2035	EUR	13,000	12,944
Dryden Senior Loan Fund
1.792% due 01/15/2022		$3,650	3,630
EMC Mortgage Loan Trust
0.986% due 08/25/2040		1,447	1,354
Equifirst Loan Securitization Trust
0.623% due 04/25/2037		1,070	842
Faxtor ABS BV
0.835% due 07/25/2094	EUR	11,500	12,505
First Franklin Mortgage Loan Trust
0.593% due 04/25/2036		$8,068	6,630
0.933% due 12/25/2035		6,100	4,132
0.943% due 09/25/2035		615	614
1.243% due 04/25/2035		4,063	3,832
Fraser Sullivan CLO Ltd.
1.699% due 04/20/2023		6,757	6,755
Fremont Home Loan Trust
1.363% due 04/25/2035		10,657	8,280
Grayson CLO Ltd.
0.861% due 11/01/2021		2,255	2,201
GSAA Home Equity Trust
0.663% due 04/25/2047		10,045	6,162
6.000% due 08/25/2047		2,043	1,845
GSAA Trust
0.733% due 05/25/2047		1,130	818
GSAMP Trust
0.553% due 12/25/2036		1,216	626
Harbourmaster Pro-Rata CLO BV
0.216% due 10/15/2022	EUR	14,800	16,244
House of Europe Funding PLC
0.067% due 12/15/2090		19,208	21,320
HSI Asset Securitization Corp. Trust
0.583% due 12/25/2036		$8,533	4,825
0.823% due 11/25/2035		1,700	1,185
ING IM CLO Ltd.
1.536% due 03/14/2022		18,569	18,523
JPMorgan Mortgage Acquisition Trust
0.583% due 03/25/2037		4,700	4,670
0.593% due 05/25/2036		5,288	5,114
0.606% due 04/25/2036		6,224	5,839
Kingsland Ltd.
0.840% due 08/24/2021		3,243	3,200
KKR Financial CLO Ltd.
0.968% due 05/15/2021		4,192	4,176
LCM LP
1.881% due 10/19/2022		10,000	9,849
Lehman XS Trust
0.603% due 01/25/2037		523	459
Lockwood Grove CLO Ltd.
1.989% due 01/25/2024		1,600	1,590
Long Beach Mortgage Loan Trust
1.231% due 06/25/2034		219	212
1.333% due 06/25/2035		5,000	4,619
MASTR Asset-Backed Securities Trust
0.583% due 06/25/2036		11,281	5,690
0.593% due 10/25/2036		3,808	2,202
0.673% due 10/25/2036		8,703	5,279
0.883% due 10/25/2035		649	642
Merrill Lynch Mortgage Investors Trust
0.543% due 08/25/2037		824	475
0.953% due 06/25/2035		1,065	1,023
1.153% due 06/25/2035		871	789

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
1.483% due 04/25/2035		$200	$139
Morgan Stanley Mortgage Loan Trust
0.673% due 04/25/2037		2,528	1,208
5.726% due 10/25/2036 ^		4,005	2,221
N-Star Real Estate CDO Ltd.
0.970% due 06/16/2041		2,387	2,274
National Collegiate Student Loan Trust
0.563% due 06/26/2028		2,141	2,094
0.563% due 11/27/2028		3,150	3,138
0.573% due 12/27/2027		859	855
0.713% due 04/25/2029		2,291	2,260
1.010% due 06/25/2029		5,000	4,466
Navient Private Education Loan Trust
3.250% due 05/15/2040		7,500	7,482
Neuberger Berman CLO Ltd.
1.445% due 07/25/2023		6,600	6,593
New Century Home Equity Loan Trust
0.663% due 02/25/2036		12	12
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.843% due 02/25/2036		2,500	2,287
OHA Credit Partners Ltd.
1.838% due 05/15/2023		9,693	9,645
Option One Mortgage Loan Trust
0.623% due 01/25/2036		2,014	1,959
0.933% due 08/25/2032		1,060	1,000
Option One Mortgage Loan Trust Asset-Backed Certificates
0.973% due 06/25/2032		426	384
1.073% due 07/25/2033		1,066	994
Ownit Mortgage Loan Trust
1.363% due 03/25/2036		2,364	2,329
Pangaea ABS SPV
0.019% due 12/28/2096	EUR	10,574	11,102
Panther CDO BV
0.304% due 03/20/2084		4,292	4,733
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.453% due 10/25/2034		$10,000	9,659
2.308% due 09/25/2034		700	660
RAAC Trust
0.733% due 06/25/2044		103	88
1.133% due 03/25/2034		469	446
Residential Asset Mortgage Products Trust
0.593% due 02/25/2037		3,024	2,752
Residential Asset Securities Corp. Trust
0.583% due 07/25/2036		10,082	8,841
0.683% due 04/25/2037		383	350
RMF Euro CDO PLC
0.317% due 07/18/2023	EUR	900	1,007
Securitized Asset-Backed Receivables LLC Trust
1.408% due 03/25/2035		$597	571
SG Mortgage Securities Trust
0.863% due 10/25/2035		3,000	2,826
Specialty Underwriting & Residential Finance Trust
0.583% due 09/25/2037		2,462	1,361
0.583% due 11/25/2037		1,100	576
0.783% due 03/25/2037		749	376
Stone Tower CLO Ltd.
0.850% due 04/17/2021		5,959	5,898
Structured Asset Investment Loan Trust
0.606% due 07/25/2036		2,894	1,674
Structured Asset Securities Corp. Mortgage Loan Trust
0.593% due 03/25/2036		3,067	2,955
Symphony CLO LP
3.120% due 04/16/2022		3,000	2,994

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	91

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tropic CDO Ltd.
0.942% due 07/15/2036	$17,735	$11,617
1.372% due 04/15/2034	2,895	2,200
U.S. Capital Funding Ltd.
0.897% due 10/10/2040	1,121	784
Vericrest Opportunity Loan Trust
3.375% due 11/25/2054	672	664
3.375% due 10/25/2058	699	691
Vibrant CLO Ltd.
1.960% due 07/17/2024	25,000	24,889
VOLT LLC
3.375% due 10/25/2054	1,052	1,040
3.375% due 02/25/2055	2,714	2,682
3.500% due 06/26/2045	8,789	8,673
3.625% due 10/25/2057	1,590	1,572
3.875% due 09/25/2045	5,125	5,070
3.875% due 04/25/2055	638	640
4.250% due 03/26/2046	2,000	2,002
Voya CLO Ltd.
1.922% due 10/15/2022	5,000	4,989
Wells Fargo Home Equity Asset-Backed Securities Trust
1.013% due 03/25/2035	500	457
Wrightwood Capital Real Estate CDO Ltd.
0.938% due 11/21/2040	1,724	1,656

Total Asset-Backed Securities (Cost $584,613)		587,181

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.7%

FINANCIALS 1.7%
American Capital Agency Corp.	1,362,117	$25,376
Annaly Capital Management, Inc.	1,007,465	10,337

Total Real Estate Investment Trusts (Cost $32,514)		35,713

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (e) 0.0%
		375

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.5%
0.249% due 04/07/2016 - 04/28/2016 (c)(d)(f)(j)	$32,349	32,347

Total Short-Term Instruments (Cost $32,721)		32,722

Total Investments in Securities (Cost $3,091,270)		3,130,506

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%
PIMCO Short-Term Floating NAV Portfolio III	6,545,184	$64,673

Total Short-Term Instruments (Cost $64,660)		64,673

Total Investments in Affiliates (Cost $64,660)		64,673

Total Investments 153.0% (Cost $3,155,930)		$3,195,179

Financial Derivative Instruments (g)(i) (1.5%) (Cost or Premiums, net $(8,885))		(30,943)

Other Assets and Liabilities, net (51.5%)		(1,076,392)

Net Assets 100.0%		$2,087,844

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$375	U.S. Treasury Notes 3.750% due 11/15/2018	$(387)	$375	$375

Total Repurchase Agreements						$(387)	$375	$375

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
GSC	0.670%	02/11/2016	04/11/2016	$(87,682)	$(87,763)
	0.670	02/12/2016	04/11/2016	(11,668)	(11,679)
	0.680	02/18/2016	04/19/2016	(10,224)	(10,232)
	0.720	03/07/2016	04/08/2016	(19,875)	(19,885)

Total Reverse Repurchase Agreements					$(129,559)

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.450%	03/28/2016	04/04/2016	$(111,031)	$(111,050)
	0.450	03/29/2016	04/05/2016	(13,377)	(13,379)
	0.550	02/23/2016	04/15/2016	(6,608)	(6,618)
	0.550	03/16/2016	04/05/2016	(110,172)	(110,226)
	0.850	03/30/2016	04/06/2016	(2,613)	(2,614)
NOM	0.549	02/19/2016	04/19/2016	(16,027)	(16,054)
	0.600	03/02/2016	04/04/2016	(14,405)	(14,415)

Total Sale-Buyback Transactions					$(274,356)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(460,917) at a weighted average interest rate of 0.287%.
(3)	Payable for sale-buyback transactions includes $49 of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae, TBA *	3.000%	04/01/2046	$81,200	$(82,915)	$(83,330)
Fannie Mae, TBA *	4.500	04/01/2046	146,000	(158,334)	(158,881)
Fannie Mae, TBA *	4.500	05/01/2046	93,000	(100,978)	(101,089)
U.S. Treasury Bonds	1.625	02/15/2026	69,000	(67,811)	(68,177)
U.S. Treasury Bonds	2.000	08/15/2025	34,100	(33,364)	(34,859)

Total Short Sales				$(443,402)	$(446,336)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.
(4)	Payable for short sales includes $228 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(f)	Securities with an aggregate market value of $411,087 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
GSC	$0	$(129,559)	$0	$0	$(129,559)	$133,713	$4,154
SSB	375	0	0	0	375	(387)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(68,177)	(68,177)	331	(67,846)
GSC	0	0	(243,887)	(34,859)	(278,746)	243,420	(35,326)
NOM	0	0	(30,469)	0	(30,469)	30,298	(171)

Total Borrowings and Other Financing Transactions	$375	$(129,559)	$(274,356)	$(103,036)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(129,559)	$0	$0	$(129,559)

Total	$0	$(129,559)	$0	$0	$(129,559)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(274,356)	0	0	(274,356)

Total	$0	$(274,356)	$0	$0	$(274,356)

Total Borrowings	$0	$(403,915)	$0	$0	$(403,915)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(403,915)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	93

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Long	06/2016	1,281	$(261)	$480	$0

Total Futures Contracts				$(261)	$480	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR *	1.850%	05/18/2017	$51,700	$553	$456	$2	$0
Pay	3-Month USD-LIBOR	1.750	12/16/2018	168,700	4,525	2,867	109	0
Receive	3-Month USD-LIBOR	2.500	06/17/2022	7,400	(578)	(344)	0	(18)
Receive	3-Month USD-LIBOR	2.250	12/16/2022	1,000	(63)	(74)	0	(3)
Receive	3-Month USD-LIBOR	2.400	06/30/2025	56,500	(4,278)	(4,626)	0	(200)
Receive	3-Month USD-LIBOR	2.220	07/09/2025	70,000	(4,008)	(5,475)	0	(247)
Receive	3-Month USD-LIBOR	2.500	09/18/2025	80,000	(6,337)	(5,641)	0	(289)
Receive	3-Month USD-LIBOR	1.923	03/04/2026	57,000	(1,462)	(1,162)	0	(208)
Receive	3-Month USD-LIBOR	2.000	03/23/2026	50,000	(1,606)	(1,341)	0	(184)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	29,000	(4,197)	(3,274)	0	(205)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046	9,600	(719)	(33)	0	(66)

					$(18,170)	$(18,647)	$111	$(1,420)

Total Swap Agreements					$(18,170)	$(18,647)	$111	$(1,420)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(h)	Securities with an aggregate market value of $11,872 and cash of $3,260 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$480	$111	$591	$0	$0	$(1,420)	$(1,420)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	04/2016	$		4,248		EUR	3,794	$69	$0

GLM	04/2016		EUR	1,786	$		1,969	0	(63)
	04/2016		GBP	3,053			4,262	0	(122)
	04/2016	$		53,203		GBP	37,257	307	0
	05/2016		GBP	37,257	$		53,207	0	(308)

JPM	04/2016		EUR	2,817			3,160	0	(46)
	04/2016	$		3,275		GBP	2,302	31	0

MSB	04/2016		EUR	135,555	$		148,752	0	(5,496)

SCX	04/2016		GBP	36,506			50,810	0	(1,622)
	04/2016	$		4,488		EUR	4,044	114	0

UAG	04/2016			145,017			129,503	2,344	0
	05/2016		EUR	129,503	$		145,142	0	(2,347)

Total Forward Foreign Currency Contracts								$2,865	$(10,004)

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	07/05/2016	$	350,000	$700	$29

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	06/30/2016		1,000,000	3,375	73
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		700,000	875	58

JPM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		500,000	300	41

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/06/2016		2,525,500	2,916	0
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		400,000	790	33

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.130	06/30/2016		903,000	312	89
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		213,500	77	9

RYL	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		1,200,000	2,445	99

								$11,790	$431

Total Purchased Options								$11,790	$431

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 04/01/2046	$104.906	04/06/2016	$17,000	$(28)	$(19)
	Call - OTC Fannie Mae 3.500% due 04/01/2046	104.969	04/06/2016	4,000	(7)	(3)

FBF	Put - OTC Fannie Mae 3.500% due 04/01/2046	103.539	04/06/2016	8,000	(13)	0
	Put - OTC Fannie Mae 3.500% due 04/01/2046	103.766	04/06/2016	21,000	(36)	0
	Put - OTC Fannie Mae 3.500% due 04/01/2046	103.922	04/06/2016	11,000	(32)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2046	104.766	04/06/2016	21,000	(31)	(40)

JPM	Call - OTC Fannie Mae 3.500% due 04/01/2046	104.852	04/06/2016	13,000	(25)	(18)
	Call - OTC Fannie Mae 3.500% due 04/01/2046	105.180	04/06/2016	11,000	(27)	(3)
	Put - OTC Fannie Mae 3.500% due 05/01/2046	103.625	05/05/2016	8,000	(13)	(4)
	Call - OTC Fannie Mae 3.500% due 05/01/2046	104.805	05/05/2016	8,000	(12)	(20)

					$(224)	$(107)

Total Written Options					$(224)	$(107)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	160	$541,900	$(7,609)
Sales	0	1,585,800	(5,835)
Closing Buys	(160)	(200,000)	1,488
Expirations	0	(936,700)	5,866
Exercised	0	(869,000)	5,866

Balance at End of Period	0	$122,000	$(224)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,303	$ (2,175)	$911	$0	$(1,264)
	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	14,233	(3,038)	353	0	(2,685)

BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	1,023	(220)	27	0	(193)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	25,000	(1,384)	261	0	(1,123)

CBK	CMBX.NA.AAA.4 Index	0.350	02/17/2051	1,913	(88)	82	0	(6)

FBF	CMBX.NA.AAA.3 Index	0.080	12/13/2049	10,692	(440)	400	0	(40)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051	182	(9)	8	0	(1)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063	44,200	(975)	76	0	(899)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	20,000	(609)	(12)	0	(621)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	5,000	(209)	(16)	0	(225)

GST	CMBX.NA.AAA.4 Index	0.350	02/17/2051	637	(31)	29	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	95

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
							Asset	Liability
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$800	$(38)	$13	$0	$(25)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	50,000	(2,497)	251	0	(2,246)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	7,000	(119)	(309)	0	(428)

MEI	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	15,000	(306)	(610)	0	(916)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	5,000	(153)	(297)	0	(450)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	40,000	(2,938)	(3,983)	0	(6,921)

MYC	CMBX.NA.AAA.7 Index	0.500	01/17/2047	50,000	(1,889)	337	0	(1,552)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	15,000	(1,431)	486	0	(945)

SAL	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	8,523	(1,619)	11	0	(1,608)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	10,000	(283)	(618)	0	(901)

					$(20,451)	$(2,600)	$0	$(23,051)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	$2,837		$5	$5	$0
	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	21,787		(140)	0	(140)

FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	5,334		(34)	0	(34)

GST	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	13,636		(87)	0	(87)

SAL	Receive	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	01/12/2039	4,415		8	8	0

								$(248)	$13	$(261)

Total Swap Agreements							$(20,451)	$(2,848)	$13	$(23,312)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(j)	Securities with an aggregate market value of $30,798 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$0	$0	$0	$0	$(3,949)	$(3,949)	$(3,949)	$4,072	$123
BRC	0	0	0	0	0	0	(1,316)	(1,316)	(1,316)	1,338	22
CBK	69	0	0	69	0	0	(6)	(6)	63	0	63
DUB	0	0	5	5	0	(22)	(140)	(162)	(157)	(340)	(497)
FBF	0	29	0	29	0	(40)	(1,820)	(1,860)	(1,831)	1,770	(61)
GLM	307	131	0	438	(493)	0	0	(493)	(55)	(290)	(345)
GST	0	0	0	0	0	0	(2,788)	(2,788)	(2,788)	2,965	177
JPM	31	41	0	72	(46)	(45)	0	(91)	(19)	(20)	(39)
MEI	0	0	0	0	0	0	(8,287)	(8,287)	(8,287)	8,465	178
MSB	0	0	0	0	(5,496)	0	0	(5,496)	(5,496)	5,171	(325)
MYC	0	33	0	33	0	0	(2,497)	(2,497)	(2,464)	1,899	(565)
NGF	0	98	0	98	0	0	0	0	98	(300)	(202)
RYL	0	99	0	99	0	0	0	0	99	(366)	(267)
SAL	0	0	8	8	0	0	(2,509)	(2,509)	(2,501)	2,639	138
SCX	114	0	0	114	(1,622)	0	0	(1,622)	(1,508)	1,741	233
UAG	2,344	0	0	2,344	(2,347)	0	0	(2,347)	(3)	0	(3)

Total Over the Counter	$2,865	$431	$13	$3,309	$(10,004)	$(107)	$(23,312)	$(33,423)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$480	$480
Swap Agreements	0	0	0	0	111	111

	$0	$0	$0	$0	$591	$591

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,865	$0	$2,865
Purchased Options	0	0	0	0	431	431
Swap Agreements	0	0	0	0	13	13

	$0	$0	$0	$2,865	$444	$3,309

	$0	$0	$0	$2,865	$1,035	$3,900

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,420	$1,420

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,004	$0	$10,004
Written Options	0	0	0	0	107	107
Swap Agreements	0	23,051	0	0	261	23,312

	$0	$23,051	$0	$10,004	$368	$33,423

	$0	$23,051	$0	$10,004	$1,788	$34,843

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$89	$89
Futures	0	0	0	0	4,085	4,085
Swap Agreements	0	0	0	0	(4,291)	(4,291)

	$0	$0	$0	$0	$(117)	$(117)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,233	$0	$8,233
Purchased Options	0	0	0	0	(10,634)	(10,634)
Written Options	0	0	0	0	7,140	7,140
Swap Agreements	0	1,845	0	0	5,989	7,834

	$0	$1,845	$0	$8,233	$2,495	$12,573

	$0	$1,845	$0	$8,233	$2,378	$12,456

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16	$16
Futures	0	0	0	0	(813)	(813)
Swap Agreements	0	0	0	0	(23,033)	(23,033)

	$0	$0	$0	$0	$(23,830)	$(23,830)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,305)	$0	$(10,305)
Purchased Options	0	0	0	0	(7,789)	(7,789)
Written Options	0	0	0	0	2,272	2,272
Swap Agreements	0	(5,464)	0	0	(985)	(6,449)

	$0	$(5,464)	$0	$(10,305)	$(6,502)	$(22,271)

	$0	$(5,464)	$0	$(10,305)	$(30,332)	$(46,101)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	97

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$32,569	$0	$32,569
U.S. Government Agencies	0	1,368,123	18,102	1,386,225
U.S. Treasury Obligations	0	223,212	0	223,212
Non-Agency Mortgage-Backed Securities	0	788,466	44,418	832,884
Asset-Backed Securities	0	585,179	2,002	587,181
Real Estate Investment Trusts
Financials	35,713	0	0	35,713
Short-Term Instruments
Repurchase Agreements	0	375	0	375
U.S. Treasury Bills	0	32,347	0	32,347
	$35,713	$3,030,271	$64,522	$3,130,506

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$64,673	$0	$0	$64,673

Total Investments	$100,386	$3,030,271	$64,522	$3,195,179

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(343,300)	$0	$(343,300)
U.S. Treasury Obligations	0	(103,036)	0	(103,036)
	$0	$(446,336)	$0	$(446,336)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	480	111	0	591
Over the counter	0	3,309	0	3,309
	$480	$3,420	$0	$3,900

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,420)	0	(1,420)
Over the counter	0	(33,423)	0	(33,423)
	$0	$(34,843)	$0	$(34,843)

Totals	$100,866	$2,552,512	$64,522	$2,717,900

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (2)
Investments in Securities, at Value
U.S. Government Agencies	$0	$17,858	$0	$(2)	$0	$246	$0	$0	$18,102	$248
Non-Agency Mortgage-Backed Securities	42,387	6,867	(2,204)	133	36	(192)	0	(2,609)	44,418	(283)
Asset-Backed Securities	0	1,998	0	0	0	4	0	0	2,002	4

	$42,387	$26,723	$(2,204)	$131	$36	$58	$0	$(2,609)	$64,522	$(31)

Financial Derivative Instruments - Assets
Over the counter	1,146	0	(977)	0	977	(1,146)	0	0	0	0

Totals	$43,533	$26,723	$(3,181)	$131	$1,013	$(1,088)	$0	$(2,609)	$64,522	$(31)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$1,638	Other Valuation Techniques (3)	—	—
	16,464	Proxy Pricing	Base Price	100.56
Non-Agency Mortgage-Backed Securities	21,726	Proxy Pricing	Base Price	101.75
	22,692	Third Party Vendor	Broker Quote	82.00-101.18
Asset-Backed Securities	2,002	Proxy Pricing	Base Price	99.89

Total	$64,522

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

98	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund II

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.3%

BANK LOAN OBLIGATIONS 0.9%
Dell, Inc.
3.750% due 10/29/2018	$6,812	$6,818

Total Bank Loan Obligations (Cost $6,830)		6,818

CORPORATE BONDS & NOTES 27.3%

BANKING & FINANCE 16.2%
Bank of America Corp.
4.100% due 07/24/2023	1,900	2,008
6.400% due 08/28/2017	6,730	7,156
Bank of America N.A.
6.000% due 10/15/2036	8,100	9,866
Bank One Capital
8.750% due 09/01/2030	1,100	1,591
Bear Stearns Cos. LLC
6.400% due 10/02/2017	400	428
7.250% due 02/01/2018	2,200	2,417
Capital One N.A.
1.768% due 08/17/2018	3,500	3,511
Charles Schwab Corp.
3.450% due 02/13/2026	2,200	2,301
Citigroup, Inc.
1.136% due 05/01/2017	19,200	19,176
Ford Motor Credit Co. LLC
2.200% due 01/08/2019	4,700	4,695
2.375% due 01/16/2018	4,600	4,624
2.875% due 10/01/2018	400	408
3.984% due 06/15/2016	400	403
General Motors Financial Co., Inc.
3.150% due 01/15/2020	2,000	2,009
3.200% due 07/13/2020	2,800	2,798
Goldman Sachs Group, Inc.
1.260% due 06/04/2017	1,000	999
1.779% due 04/23/2020	3,500	3,480
7.500% due 02/15/2019	3,657	4,216
HSBC Bank USA N.A.
6.000% due 08/09/2017	4,000	4,211
International Lease Finance Corp.
6.750% due 09/01/2016	2,000	2,033
7.125% due 09/01/2018	3,000	3,278
JPMorgan Chase & Co.
1.169% due 04/25/2018	1,100	1,096
2.115% due 03/01/2021	4,000	4,063
3.900% due 07/15/2025	2,000	2,129
4.350% due 08/15/2021	200	219
5.300% due 05/01/2020 (e)	2,200	2,211
Kilroy Realty LP
4.375% due 10/01/2025	4,800	5,047
Metropolitan Life Global Funding
2.300% due 04/10/2019	2,950	3,003
Morgan Stanley
3.875% due 01/27/2026	2,000	2,091
MUFG Americas Holdings Corp.
2.250% due 02/10/2020	3,000	2,988
NYSE Holdings LLC
2.000% due 10/05/2017	50	50
UBS Preferred Funding Trust
6.243% due 05/15/2016 (e)	13,600	13,634
Wells Fargo & Co.
7.980% due 03/15/2018 (e)	10,800	11,190

		129,329

INDUSTRIALS 9.3%
American Airlines Pass-Through Trust
4.000% due 01/15/2027	2,189	2,254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Apple, Inc.
2.150% due 02/09/2022	$8,200	$8,285
2.850% due 05/06/2021	1,100	1,155
CCO Safari LLC
4.464% due 07/23/2022	4,300	4,510
Continental Resources, Inc.
4.500% due 04/15/2023	1,500	1,262
4.900% due 06/01/2044	900	675
Crown Castle Towers LLC
3.222% due 05/15/2042	2,700	2,707
3.663% due 05/15/2045	3,300	3,356
Daimler Finance North America LLC
2.250% due 03/02/2020	5,000	5,036
Devon Energy Corp.
6.300% due 01/15/2019	500	506
Energy Transfer Partners LP
4.750% due 01/15/2026	200	184
Entergy Louisiana LLC
5.400% due 11/01/2024	1,500	1,771
Enterprise Products Operating LLC
3.700% due 02/15/2026	1,500	1,492
Georgia-Pacific LLC
2.539% due 11/15/2019	3,700	3,720
Halliburton Co.
3.800% due 11/15/2025	2,500	2,504
5.000% due 11/15/2045	2,000	1,966
Kinder Morgan, Inc.
2.000% due 12/01/2017	1,900	1,881
3.050% due 12/01/2019	2,300	2,267
Lockheed Martin Corp.
2.500% due 11/23/2020	1,400	1,436
3.100% due 01/15/2023	1,200	1,247
Merck & Co., Inc.
2.350% due 02/10/2022	4,700	4,800
2.750% due 02/10/2025	4,500	4,614
Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	2,023
Occidental Petroleum Corp.
4.100% due 02/01/2021	2,190	2,368
Regency Energy Partners LP
5.000% due 10/01/2022	2,000	1,883
Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	125	126
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	1,400	1,391
1.650% due 05/22/2018	1,600	1,579
Williams Partners LP
4.125% due 11/15/2020	2,300	2,092
Wynn Las Vegas LLC
5.500% due 03/01/2025	5,900	5,583

		74,673

UTILITIES 1.8%
AT&T, Inc.
2.800% due 02/17/2021	1,500	1,537
IPALCO Enterprises, Inc.
3.450% due 07/15/2020	3,800	3,833
MidAmerican Energy Co.
3.500% due 10/15/2024	3,100	3,320
Verizon Communications, Inc.
2.382% due 09/14/2018	1,200	1,228
3.650% due 09/14/2018	2,600	2,739
5.150% due 09/15/2023	1,200	1,388

		14,045

Total Corporate Bonds & Notes (Cost $214,582)		218,047

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 4.9%

CALIFORNIA 3.0%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$1,000	$1,401
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	2,000	2,964
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,378
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	4,300	6,290
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	3,800	4,831
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	135
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,235
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	3,800	5,154
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	232

		23,620

FLORIDA 0.0%
Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	70	79

ILLINOIS 0.9%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	160	170
6.899% due 12/01/2040	3,600	4,335
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	2,700	2,766

		7,271

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	490	492

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100	111

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,700	2,587
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,500	1,500

		4,087

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	99

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.4%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	$2,600	$3,481

Total Municipal Bonds & Notes (Cost $31,685)		39,141

U.S. GOVERNMENT AGENCIES 49.1%
Fannie Mae
0.493% due 12/25/2036	298	292
0.858% due 10/25/2022	17	17
0.883% due 05/25/2023	15	15
0.933% due 02/25/2022	4	4
0.983% due 01/25/2022	9	9
1.033% due 08/25/2022	13	13
1.063% due 05/25/2040	2,271	2,300
1.133% due 04/25/2022 - 09/25/2022	13	12
1.522% due 07/01/2044	160	163
2.310% due 08/01/2022	500	513
2.324% due 01/01/2035	311	324
2.455% due 05/25/2035	179	189
2.504% due 09/01/2035	52	54
2.630% due 10/10/2024	165	165
3.177% due 04/01/2041	62	65
3.330% due 11/01/2021	277	297
3.500% due 01/01/2026	84	89
3.980% due 07/01/2021	38,300	42,072
4.000% due 08/01/2025 - 12/01/2041	1,116	1,204
4.500% due 09/01/2018 - 10/01/2042	8,382	9,131
5.000% due 12/01/2021 - 02/01/2041	241	266
5.500% due 03/01/2022 - 05/01/2041	5,364	6,035
5.703% due 12/25/2042	386	444
6.000% due 05/01/2017 - 01/01/2039	5,006	5,739
6.500% due 11/01/2021 - 06/25/2044	203	233
7.000% due 09/25/2020	1	1
8.000% due 10/01/2030	1	1
9.250% due 07/25/2019	15	16
Fannie Mae, TBA
3.000% due 05/01/2031 - 05/01/2046	23,000	23,688
3.500% due 05/01/2031 - 04/01/2046	42,000	44,075
4.000% due 06/01/2046	8,000	8,523
4.500% due 06/01/2046	11,000	11,942
Freddie Mac
1.186% due 08/15/2036	1,692	1,711
1.522% due 02/25/2045	193	203
2.295% due 02/01/2023	14	14
2.569% due 12/01/2022	95	97
2.702% due 07/01/2030	32	34
4.000% due 04/01/2024 - 03/01/2044	3,438	3,691
4.500% due 02/01/2029 - 12/01/2040	1,428	1,567
5.000% due 01/01/2036 - 07/01/2040	153	170
5.500% due 01/01/2018 - 07/01/2039	1,777	1,993
6.000% due 03/01/2016 - 09/01/2038	5,506	6,269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 07/15/2022	$224	$247
7.500% due 01/15/2023	585	653
8.000% due 11/01/2025 - 06/15/2030	307	359
9.000% due 12/15/2020	14	16
9.500% due 02/01/2018	1	1
10.000% due 03/01/2021	1	1
Freddie Mac, TBA
3.500% due 05/01/2046	10,000	10,454
4.000% due 04/01/2046 - 06/01/2046	159,000	169,558
4.500% due 05/01/2046	9,000	9,768
Ginnie Mae
0.841% due 06/16/2031	20	21
0.885% due 06/20/2065	4,243	4,201
0.940% due 10/20/2062	4,015	3,971
1.025% due 08/20/2065	2,293	2,240
1.041% due 02/16/2030	28	29
1.345% due 07/20/2065	4,000	3,982
1.750% due 06/20/2023 - 06/20/2027	608	627
1.875% due 09/20/2025 - 07/20/2030	300	311
2.000% due 09/20/2024 - 12/20/2029	514	534
5.000% due 07/15/2034 - 06/15/2041	4,762	5,311
6.000% due 01/15/2024	1	2
7.500% due 03/15/2024 - 09/15/2025	3	4
8.000% due 01/15/2022 - 08/15/2024	10	11
9.500% due 01/20/2019 - 12/15/2021	2	2
Ginnie Mae, TBA
4.000% due 04/01/2046 - 05/01/2046	3,000	3,207
5.000% due 04/01/2046	3,000	3,308
Small Business Administration
7.970% due 01/25/2025	78	80

Total U.S. Government Agencies (Cost $385,585)		392,538

U.S. TREASURY OBLIGATIONS 35.4%
U.S. Treasury Bonds
2.500% due 02/15/2045	5,300	5,170
2.500% due 02/15/2046	2,700	2,633
2.750% due 08/15/2042 (f)	7,300	7,543
2.750% due 11/15/2042 (f)	15,800	16,299
2.875% due 05/15/2043 (f)	9,000	9,490
2.875% due 08/15/2045 (j)	2,700	2,841
3.000% due 05/15/2042	5,500	5,976
3.000% due 11/15/2044 (f)	16,000	17,274
3.125% due 02/15/2043	4,000	4,433
3.125% due 08/15/2044 (f)	17,000	18,817
3.375% due 05/15/2044 (f)	29,000	33,637
4.250% due 05/15/2039	2,500	3,311
4.375% due 11/15/2039	4,500	6,060
4.375% due 05/15/2040	4,300	5,789
4.500% due 08/15/2039 (j)	1,400	1,919
4.625% due 02/15/2040	3,200	4,459
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2017 (h)	3,338	3,377
0.125% due 04/15/2018 (h)	1,025	1,044
0.125% due 04/15/2020 (h)	3,440	3,515
0.125% due 01/15/2023 (h)	4,619	4,663
0.375% due 07/15/2023 (h)	9,162	9,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 02/15/2042	$105	$102
0.750% due 02/15/2045	4,125	4,002
1.375% due 02/15/2044	1,220	1,369
1.750% due 01/15/2028	7,848	9,113
2.000% due 01/15/2026	21,724	25,469
2.375% due 01/15/2025	25,262	30,119
2.500% due 01/15/2029	19,420	24,433
3.625% due 04/15/2028	1,465	2,020
3.875% due 04/15/2029	13,114	18,804

Total U.S. Treasury Obligations (Cost $270,682)		283,131

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.6%
American Home Mortgage Investment Trust
2.881% due 02/25/2045	723	725
BAMLL Commercial Mortgage Securities Trust
1.656% due 01/15/2028	5,900	5,857
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	8,208	8,250
Banc of America Funding Trust
2.826% due 05/25/2035	782	799
BBCCRE Trust
3.966% due 08/10/2033	4,600	4,847
BCRR Trust
5.858% due 07/17/2040	1,400	1,448
Bear Stearns Adjustable Rate Mortgage Trust
2.785% due 01/25/2035	2,263	2,209
2.801% due 04/25/2033	257	257
3.125% due 02/25/2036 ^	799	753
Bear Stearns ALT-A Trust
2.792% due 09/25/2035	351	293
3.006% due 05/25/2035	2,332	2,243
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	413	422
5.700% due 06/11/2050	4,000	4,148
5.721% due 06/11/2040	10,442	10,843
Bear Stearns Mortgage Funding Trust
0.623% due 01/25/2037	7,655	5,896
Citigroup Commercial Mortgage Trust
5.705% due 12/10/2049	1,900	1,959
Citigroup Mortgage Loan Trust, Inc.
2.650% due 09/25/2035	926	925
2.730% due 10/25/2035	291	287
Countrywide Alternative Loan Trust
0.613% due 05/25/2047	1,625	1,283
Countrywide Home Loan Mortgage Pass-Through Trust
2.592% due 02/20/2036 ^	437	405
2.757% due 02/20/2035	23	23
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	16,500	16,764
5.383% due 02/15/2040	920	933
Credit Suisse First Boston Mortgage Securities Corp.
2.613% due 09/25/2033	4,300	4,313
4.902% due 06/25/2032	53	52
Credit Suisse Mortgage Capital Certificates
2.623% due 01/27/2036	2,411	2,367
DBUBS Mortgage Trust
3.386% due 07/10/2044	10,230	10,239
DLJ Acceptance Trust
11.000% due 08/01/2019	2	2
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039	1,853	1,892
GS Mortgage Securities Corp.
2.312% due 11/10/2045 (a)	1,137	105
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	3	3

100	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HomeBanc Mortgage Trust
0.683% due 03/25/2035	$5,585	$4,750
0.703% due 10/25/2035	4,314	3,968
IndyMac Adjustable Rate Mortgage Trust
1.864% due 01/25/2032	17	17
IndyMac Mortgage Loan Trust
2.826% due 11/25/2035 ^	1,642	1,327
JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	3,200	3,371
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047	3,414	3,466
5.420% due 01/15/2049	451	460
5.440% due 06/12/2047	1,159	1,180
JPMorgan Commercial Mortgage-Backed Securities Trust
5.635% due 03/18/2051	1,700	1,723
JPMorgan Mortgage Trust
2.502% due 07/25/2035	1,003	986
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	599	610
5.485% due 03/12/2051	2,900	2,960
Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,700	1,808
Morgan Stanley Capital Trust
5.319% due 12/15/2043	11,058	11,208
5.610% due 04/15/2049	738	739
Morgan Stanley Mortgage Loan Trust
2.292% due 06/25/2036	5,887	5,675
Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045	1,413	1,447
Nomura Resecuritization Trust
0.636% due 12/26/2035	2,774	2,397
Prime Mortgage Trust
0.833% due 02/25/2034	168	158
RBSSP Resecuritization Trust
0.686% due 02/26/2037	2,392	2,244
2.581% due 12/25/2035	3,620	3,627
Residential Funding Mortgage Securities, Inc. Trust
3.876% due 02/25/2036 ^	328	295
Sequoia Mortgage Trust
1.072% due 04/19/2027	1,108	1,030
Structured Asset Mortgage Investments Trust
1.092% due 09/19/2032	187	182
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.374% due 01/25/2032	25	24
2.688% due 02/25/2032	32	31
5.469% due 07/25/2034	9,861	10,241
UBS-Citigroup Commercial Mortgage Trust
2.804% due 01/10/2045	350	352
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/2043	3,800	3,881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
0.723% due 10/25/2045	$441	$409
1.551% due 11/25/2042	157	146
Wells Fargo Mortgage-Backed Securities Trust
0.933% due 07/25/2037 ^	264	229
2.750% due 12/25/2034	1,381	1,390
2.837% due 03/25/2036	1,518	1,500
2.838% due 01/25/2035	19	20
Wells Fargo-RBS Commercial Mortgage Trust
2.684% due 11/15/2044	150	151

Total Non-Agency Mortgage-Backed Securities (Cost $163,340)		164,544

ASSET-BACKED SECURITIES 5.2%
Ally Auto Receivables Trust
0.680% due 07/17/2017	1,259	1,259
AmeriCredit Automobile Receivables Trust
1.520% due 06/10/2019	2,000	2,004
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.883% due 01/25/2036	4,137	3,861
1.133% due 05/25/2034	204	202
Asset-Backed Securities Corp. Home Equity Loan Trust
1.672% due 08/15/2033	2,966	2,814
Dell Equipment Finance Trust
1.328% due 12/22/2017	2,000	2,000
EMC Mortgage Loan Trust
1.176% due 05/25/2040	598	540
First Franklin Mortgage Loan Trust
0.693% due 11/25/2036	4,945	4,884
0.943% due 09/25/2035	911	909
Ford Credit Auto Owner Trust
0.680% due 02/15/2017	1,245	1,245
Fremont Home Loan Trust
0.493% due 01/25/2037	60	29
Morgan Stanley IXIS Real Estate Capital Trust
0.483% due 11/25/2036	18	7
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.933% due 07/25/2035	1,205	1,193
Residential Asset Securities Corp. Trust
0.703% due 04/25/2036	7,776	7,477
Securitized Asset-Backed Receivables LLC Trust
0.493% due 12/25/2036 ^	740	230
SpringCastle America Funding LLC
2.700% due 05/25/2023	6,318	6,294
Structured Asset Investment Loan Trust
1.333% due 09/25/2034	2,174	2,076
1.558% due 07/25/2033	2,933	2,789
VOLT LLC
4.250% due 03/26/2046	2,000	2,002

Total Asset-Backed Securities (Cost $40,751)		41,815

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)	4,000	$5,017

Total Preferred Securities (Cost $4,120)		5,017

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

COMMERCIAL PAPER 0.1%
AutoNation, Inc.
1.300% due 04/18/2016	$700	700

SHORT-TERM NOTES 0.1%
Dell Equipment Finance Trust
0.530% due 10/24/2016	884	884

U.S. TREASURY BILLS 0.1%
0.229% due 04/28/2016 (b)(c)(j)	364	364

Total Short-Term Instruments (Cost $1,947)		1,948

Total Investments in Securities (Cost $1,119,522)		1,152,999

	SHARES
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%
PIMCO Short-Term Floating NAV Portfolio III	1,817,722	17,961

Total Short-Term Instruments (Cost $17,958)		17,961

Total Investments in Affiliates (Cost $17,958)		17,961

Total Investments 146.6% (Cost $1,137,480)		$1,170,960

Financial Derivative Instruments (g)(i) (0.3%) (Cost or Premiums, net $(3,465))		(2,536)

Other Assets and Liabilities, net (46.3%)		(369,452)

Net Assets 100.0%		$798,972

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Zero coupon bond.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	101

Schedule of Investments PIMCO Total Return Fund II (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BOM	0.570%	01/15/2016	04/15/2016	$(24,697)	$(24,727)
BOS	0.600	01/12/2016	04/12/2016	(23,338)	(23,369)
GRE	0.650	01/19/2016	04/19/2016	(35,267)	(35,314)
	0.690	03/02/2016	04/04/2016	(7,194)	(7,198)

Total Reverse Repurchase Agreements					$(90,608)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(153,221) at a weighted average interest rate of 0.339%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	6.000%	04/01/2046	$ 4,000	$(4,551)	$(4,559)

Total Short Sales				$(4,551)	$(4,559)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(f)	Securities with an aggregate market value of $94,096 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOM	$0	$(24,727)	$0	$(24,727)	$24,613	$(114)
BOS	0	(23,369)	0	(23,369)	23,355	(14)
GRE	0	(42,512)	0	(42,512)	42,379	(133)

Total Borrowings and Other Financing Transactions	$0	$(90,608)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(90,608)	$0	$0	$(90,608)

Total Borrowings	$0	$(90,608)	$0	$0	$(90,608)

Gross amount of recognized liabilities for reverse repurchase agreements					$(90,608)

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.250	04/22/2016	54	$(18)	$(9)
Put - CBOT U.S. Treasury 10-Year Note May Futures	129.500	04/22/2016	85	(34)	(17)
Call - CBOT U.S. Treasury 10-Year Note May Futures	130.000	04/22/2016	55	0	(47)

				$(52)	$(73)

Total Written Options				$(52)	$(73)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	193	$(135)	$0	$(19)
90-Day Eurodollar June Futures	Short	06/2017	275	(523)	0	(14)
90-Day Eurodollar March Futures	Short	03/2017	59	(28)	0	(1)
90-Day Eurodollar March Futures	Short	03/2018	757	(549)	0	(95)
90-Day Eurodollar September Futures	Short	09/2018	799	(421)	0	(110)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	1,439	404	315	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	604	568	226	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2016	138	(68)	134	0

Total Futures Contracts				$(752)	$675	$(239)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$	15,100	$(39)	$(22)	$0	$0
Receive	3-Month USD-LIBOR *	1.250	06/15/2018		50,000	(348)	0	0	(19)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		84,000	(3,411)	(2,962)	0	(101)
Pay	3-Month USD-LIBOR	1.500	02/02/2021		6,600	112	52	11	0
Receive	3-Month USD-LIBOR *	2.000	06/15/2021		45,300	(1,702)	(166)	0	(86)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		3,800	(241)	(257)	0	(11)
Receive	3-Month USD-LIBOR	2.350	08/05/2025		11,900	(807)	(740)	0	(42)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		46,800	(2,478)	(2,370)	0	(172)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		80,600	(11,666)	(16,712)	0	(569)
Pay	3-Month USD-LIBOR	2.250	03/16/2046		1,200	24	36	8	0
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		5,300	(406)	(222)	0	(37)

						$(20,962)	$(23,363)	$19	$(1,037)

Total Swap Agreements						$(20,962)	$(23,363)	$19	$(1,037)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(h)	Securities with an aggregate market value of $11,237 and cash of $5,180 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$675	$19	$694	$(73)	$(239)	$(1,037)	$(1,349)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	103

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$	105,600	$39	$4

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		68,600	22	6
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		167,200	61	7
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		1,500	147	75

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018		12,700	180	244

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		38,900	14	1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/12/2016		5,200	166	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/23/2016		12,100	342	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		3,100	211	72
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		1,400	140	73

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		14,900	6	1

								$1,328	$483

Total Purchased Options								$1,328	$483

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$	2,400	$(4)	$0

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$7,000	$(59)	$(1)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,900	(151)	(3)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,500	(84)	(1)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,500	(19)	0
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(65)	(2)

						$(378)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.450%	06/24/2016	$	26,400	$(48)	$(58)
	Put - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.050	06/24/2016		26,400	(33)	(17)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.870	04/18/2016		12,000	(39)	(9)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.975	04/15/2016		6,100	(19)	(1)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		6,400	(143)	(49)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018		12,700	(66)	(86)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		12,700	(115)	(154)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.015	04/11/2016		5,500	(18)	0

MYC	Put - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	05/12/2016		49,300	(166)	0
	Put - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	05/23/2016		114,800	(359)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		13,800	(214)	(38)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		6,300	(140)	(48)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	04/25/2016		11,000	(69)	(4)

								$(1,429)	$(464)

Total Written Options								$(1,811)	$(471)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$454,800	$(2,123)
Sales	4,763	434,600	(3,527)
Closing Buys	(369)	(185,900)	676
Expirations	(3,090)	(345,000)	2,615
Exercised	(1,110)	(13,100)	496

Balance at End of Period	194	$345,400	$(1,863)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Devon Energy Corp.	1.000%	12/20/2020	5.205%	$	1,500	$(258)	$7	$0	$(251)

MYC	Anadarko Petroleum Corp.	1.000	12/20/2020	3.250		600	(82)	25	0	(57)
	Pioneer Natural Resources Co.	1.000	12/20/2020	1.757		1,700	(182)	125	0	(57)

							$(522)	$157	$0	$(365)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$	7,400	$(497)	$164	$0	$(333)

FBF	CMBX.NA.AAA.8 Index	0.500	10/17/2057		2,300	(145)	42	0	(103)

GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017		1,833	0	16	16	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		2,700	(208)	87	0	(121)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		1,300	(127)	45	0	(82)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		4,300	(546)	159	0	(387)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017		3,954	0	35	35	0

JPS	CMBX.NA.AAA.8 Index	0.500	10/17/2057		8,000	(567)	208	0	(359)

MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		300	(21)	7	0	(14)

MYC	CMBX.NA.AAA.8 Index	0.500	10/17/2057		4,000	(297)	117	0	(180)

						$(2,408)	$880	$51	$(1,579)

Total Swap Agreements						$(2,930)	$1,037	$51	$(1,944)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	105

Schedule of Investments PIMCO Total Return Fund II (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(j)	Securities with an aggregate market value of $1,849 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$0	$0	$0	$(84)	$0	$(84)	$(84)	$0	$(84)
CBK	0	4	0	4	0	(6)	(251)	(257)	(253)	359	106
DUB	0	0	0	0	0	(2)	(333)	(335)	(335)	281	(54)
FBF	0	0	0	0	0	0	(103)	(103)	(103)	0	(103)
GLM	0	88	0	88	0	(49)	0	(49)	39	0	39
GST	0	0	16	16	0	0	(590)	(590)	(574)	505	(69)
JPM	0	244	35	279	0	(240)	0	(240)	39	0	39
JPS	0	0	0	0	0	0	(359)	(359)	(359)	364	5
MEI	0	0	0	0	0	0	(14)	(14)	(14)	0	(14)
MYC	0	146	0	146	0	(90)	(294)	(384)	(238)	260	22
NGF	0	1	0	1	0	0	0	0	1	0	1

Total Over the Counter	$0	$483	$51	$534	$0	$(471)	$(1,944)	$(2,415)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$675	$675
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$694	$694

Over the counter
Purchased Options	$0	$0	$0	$0	$483	$483
Swap Agreements	0	51	0	0	0	51

	$0	$51	$0	$0	$483	$534

	$0	$51	$0	$0	$1,177	$1,228

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$73	$73
Futures	0	0	0	0	239	239
Swap Agreements	0	0	0	0	1,037	1,037

	$0	$0	$0	$0	$1,349	$1,349

Over the counter
Written Options	$0	$0	$0	$0	$471	$471
Swap Agreements	0	1,944	0	0	0	1,944

	$0	$1,944	$0	$0	$471	$2,415

	$0	$1,944	$0	$0	$1,820	$3,764

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	1,177	1,177
Futures	0	0	0	0	(5,407)	(5,407)
Swap Agreements	0	(68)	0	0	(15,712)	(15,780)

	$0	$(68)	$0	$0	$(19,945)	$(20,013)

Over the counter
Purchased Options	$0	$0	$0	$0	$(392)	$(392)
Written Options	0	0	0	0	1,958	1,958
Swap Agreements	0	1,687	0	0	0	1,687

	$0	$1,687	$0	$0	$1,566	$3,253

	$0	$1,619	$0	$0	$(18,379)	$(16,760)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(21)	$(21)
Futures	0	0	0	0	(904)	(904)
Swap Agreements	0	0	0	0	2,529	2,529

	$0	$0	$0	$0	$1,604	$1,604

Over the counter
Purchased Options	$0	$0	$0	$0	$(623)	$(623)
Written Options	0	4	0	0	6	10
Swap Agreements	0	(503)	0	0	0	(503)

	$0	$(499)	$0	$0	$(617)	$(1,116)

	$0	$(499)	$0	$0	$987	$488

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$6,818	$0	$6,818
Corporate Bonds & Notes
Banking & Finance	0	129,329	0	129,329
Industrials	0	74,673	0	74,673
Utilities	0	14,045	0	14,045
Municipal Bonds & Notes
California	0	23,620	0	23,620
Florida	0	79	0	79
Illinois	0	7,271	0	7,271
Iowa	0	492	0	492
Massachusetts	0	111	0	111
Ohio	0	4,087	0	4,087
Tennessee	0	3,481	0	3,481
U.S. Government Agencies	0	388,556	3,982	392,538
U.S. Treasury Obligations	0	283,131	0	283,131
Non-Agency Mortgage-Backed Securities	0	164,541	3	164,544
Asset-Backed Securities	0	39,813	2,002	41,815
Preferred Securities
Banking & Finance	0	5,017	0	5,017
Short-Term Instruments
Commercial Paper	0	700	0	700
Short-Term Notes	0	884	0	884
U.S. Treasury Bills	0	364	0	364
	$0	$1,147,012	$5,987	$1,152,999

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,961	$0	$0	$17,961

Total Investments	$17,961	$1,147,012	$5,987	$1,170,960

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,559)	$0	$(4,559)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	675	19	0	694
Over the counter	0	534	0	534
	$675	$553	$0	$1,228

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(239)	(1,110)	0	(1,349)
Over the counter	0	(2,415)	0	(2,415)
	$(239)	$(3,525)	$0	$(3,764)

Totals	$18,397	$1,139,481	$5,987	$1,163,865

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	107

Schedule of Investments PIMCO Total Return Fund III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.6%

BANK LOAN OBLIGATIONS 0.2%
Chrysler Group LLC
3.500% due 05/24/2017		$1,472	$1,473
Dell, Inc.
3.750% due 10/29/2018		1,162	1,163

Total Bank Loan Obligations (Cost $2,632)			2,636

CORPORATE BONDS & NOTES 28.7%

BANKING & FINANCE 20.0%
Ally Financial, Inc.
2.750% due 01/30/2017		500	499
3.500% due 07/18/2016		1,500	1,505
5.500% due 02/15/2017		2,000	2,042
6.250% due 12/01/2017		2,850	2,978
American Express Bank FSB
6.000% due 09/13/2017		3,700	3,930
American International Group, Inc.
4.125% due 02/15/2024		1,700	1,775
Banco de Credito e Inversiones
3.000% due 09/13/2017		2,000	2,030
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	1,200	335
4.750% due 01/15/2018 ^		1,000	279
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$100	102
Bank of America Corp.
0.444% due 05/23/2017	EUR	500	568
2.650% due 04/01/2019		$4,400	4,481
3.300% due 01/11/2023		1,200	1,212
4.000% due 04/01/2024		1,400	1,472
5.650% due 05/01/2018		3,000	3,222
6.400% due 08/28/2017		4,000	4,253
6.875% due 04/25/2018		1,800	1,978
Bank of America N.A.
6.000% due 10/15/2036		4,600	5,603
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	3,500	6,366
BBVA Bancomer S.A.
6.500% due 03/10/2021		$2,100	2,305
7.250% due 04/22/2020		3,300	3,679
Bear Stearns Cos. LLC
6.400% due 10/02/2017		8,000	8,561
Blackstone CQP Holdco LP
9.296% due 03/19/2019		1,492	1,509
Caixa Economica Federal
2.375% due 11/06/2017		2,000	1,920
Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	2,913
CIT Group, Inc.
4.250% due 08/15/2017		300	306
5.250% due 03/15/2018		6,900	7,155
5.500% due 02/15/2019		4,600	4,764
Citigroup, Inc.
0.906% due 06/09/2016		5,500	5,497
2.009% due 03/30/2021		700	703
Countrywide Financial Corp.
6.250% due 05/15/2016		445	448
Credit Agricole S.A.
7.500% due 06/23/2026 (f)	GBP	2,500	3,157
8.375% due 10/13/2019 (f)		$2,600	2,880
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,900	1,819
Ford Motor Credit Co. LLC
1.400% due 01/17/2017		11,400	11,392
8.000% due 12/15/2016		3,500	3,655

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
3.150% due 01/15/2020		$2,300	$2,310
4.375% due 09/25/2021		1,400	1,449
Goldman Sachs Group, Inc.
3.750% due 05/22/2025		4,200	4,309
HCP, Inc.
4.000% due 12/01/2022		1,700	1,712
Hospitality Properties Trust
4.250% due 02/15/2021		800	813
HSBC Holdings PLC
6.375% due 03/30/2025 (f)		1,000	948
ING Bank NV
2.625% due 12/05/2022		2,200	2,247
International Lease Finance Corp.
5.750% due 05/15/2016		8,540	8,564
6.750% due 09/01/2016		2,000	2,033
JPMorgan Chase & Co.
3.625% due 05/13/2024		2,700	2,819
3.900% due 07/15/2025		2,600	2,768
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		6,500	6,903
KEB Hana Bank
3.125% due 06/26/2017		1,900	1,939
Lloyds Bank PLC
1.398% due 08/17/2018		4,000	3,989
11.875% due 12/16/2021	EUR	2,500	3,068
12.000% due 12/16/2024 (f)		$6,800	9,169
Macquarie Bank Ltd.
6.625% due 04/07/2021		8,700	9,913
Mizuho Bank Ltd.
1.080% due 09/25/2017		500	501
Morgan Stanley
2.450% due 02/01/2019		2,100	2,133
Navient Corp.
8.780% due 09/15/2016	MXN	8,500	494
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$700	703
7.250% due 12/15/2021		600	600
Piper Jaffray Cos.
5.060% due 10/09/2018		1,000	1,014
Rabobank Group
6.875% due 03/19/2020	EUR	1,450	1,951
8.375% due 07/26/2016 (f)		$1,300	1,320
8.400% due 06/29/2017 (f)		200	211
Rio Oil Finance Trust
9.250% due 07/06/2024		600	378
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		4,400	4,818
Springleaf Finance Corp.
6.900% due 12/15/2017		8,500	8,797
Sumitomo Mitsui Financial Group, Inc.
2.316% due 03/09/2021		2,600	2,626
UBS AG
1.195% due 06/01/2017		1,700	1,699
1.485% due 06/01/2020		600	598
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021 (a)		5,000	5,015
Wells Fargo & Co.
2.500% due 03/04/2021		2,600	2,636
2.550% due 12/07/2020		4,000	4,074

			211,814

INDUSTRIALS 4.6%
Apple, Inc.
2.850% due 05/06/2021		1,300	1,365
CCO Safari LLC
3.579% due 07/23/2020		5,000	5,115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
6.900% due 07/02/2018		$110	$112
Devon Energy Corp.
3.250% due 05/15/2022		1,500	1,271
5.000% due 06/15/2045		1,500	1,123
Dynegy, Inc.
6.750% due 11/01/2019		1,900	1,900
General Motors Co.
4.875% due 10/02/2023		2,000	2,100
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,500	1,558
4.500% due 12/06/2016	JPY	1,200	10
Kinder Morgan, Inc.
5.000% due 02/15/2021		$2,000	2,044
5.300% due 12/01/2034		1,400	1,214
MPLX LP
4.875% due 06/01/2025		600	548
President and Fellows of Harvard College
6.500% due 01/15/2039		2,600	3,794
Regency Energy Partners LP
4.500% due 11/01/2023		2,900	2,564
Rohm & Haas Co.
6.000% due 09/15/2017		574	607
Statoil ASA
1.080% due 11/08/2018		19,900	19,670
Williams Partners LP
3.900% due 01/15/2025		2,853	2,312
5.100% due 09/15/2045		1,700	1,227

			48,534

UTILITIES 4.1%
AT&T, Inc.
2.800% due 02/17/2021		2,000	2,050
Dominion Resources, Inc.
4.450% due 03/15/2021		2,400	2,602
Duke Energy Corp.
3.750% due 04/15/2024		3,000	3,143
Genesis Energy LP
5.625% due 06/15/2024		2,000	1,690
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		785	255
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 §		541	124
Pacific Gas & Electric Co.
2.450% due 08/15/2022		2,660	2,645
Petrobras Global Finance BV
2.000% due 05/20/2016		1,900	1,898
2.238% due 05/20/2016		400	400
3.250% due 03/17/2017		500	492
4.375% due 05/20/2023		900	659
6.250% due 03/17/2024		300	241
6.750% due 01/27/2041		400	287
6.850% due 06/05/2115		3,300	2,284
6.875% due 01/20/2040		500	362
7.875% due 03/15/2019		1,020	981
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		1,906	2,040
Shell International Finance BV
3.250% due 05/11/2025		1,900	1,918
4.375% due 05/11/2045		1,000	1,007
Verizon Communications, Inc.
2.382% due 09/14/2018		14,500	14,836
2.500% due 09/15/2016		3	3
3.000% due 11/01/2021		700	728
3.500% due 11/01/2024		3,200	3,365

			44,010

Total Corporate Bonds & Notes (Cost $303,083)			304,358

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 3.6%

CALIFORNIA 2.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$1,000	$1,401
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,100	1,622
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,252
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	800	1,170
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	5,100	7,810
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	1,700	2,220
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	135
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	2,500	3,013
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	1,000	1,379
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	1,108
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	600	741
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	232

		22,083

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	1,500	1,834

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,100	1,223
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	241
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,900	1,896

		3,360

MASSACHUSETTS 0.2%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	1,600	1,923

NEBRASKA 0.3%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,400	2,973

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.1%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	$800	$1,188

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	4,000	5,302

Total Municipal Bonds & Notes (Cost $33,267)		38,663

U.S. GOVERNMENT AGENCIES 38.1%
Fannie Mae
0.493% due 07/25/2037	790	743
0.683% due 05/25/2037	54	54
0.793% due 03/25/2037	83	83
1.033% due 05/25/2040	1,879	1,886
1.522% due 07/01/2044	136	139
1.968% due 08/01/2035	1,194	1,238
2.221% due 01/01/2035 - 08/01/2035	505	532
2.294% due 07/01/2035	1,234	1,298
2.304% due 04/01/2038	238	252
2.310% due 08/01/2022	200	205
2.397% due 09/01/2034	144	151
2.441% due 04/01/2038	70	74
2.455% due 05/25/2035	143	151
2.482% due 04/01/2038	65	69
2.504% due 07/01/2034 - 09/01/2035	60	63
2.549% due 09/01/2037	43	46
2.748% due 03/01/2033	12	12
2.870% due 09/01/2027	3,400	3,504
3.500% due 10/01/2025 - 11/01/2025	610	648
4.000% due 12/01/2018 - 11/01/2030	1,152	1,225
4.500% due 08/01/2018 - 10/01/2042	3,380	3,662
5.000% due 03/01/2034 - 02/01/2041	439	495
5.500% due 12/01/2018 - 07/01/2041	37,106	41,836
5.870% due 02/01/2031	1	1
6.000% due 10/01/2016 - 09/01/2039	6,848	7,816
6.500% due 06/01/2016 - 06/25/2044	101	116
7.500% due 02/01/2027	91	100
Fannie Mae, TBA
3.000% due 05/01/2031 - 05/01/2046	42,000	43,356
3.500% due 05/01/2031 - 05/01/2046	81,000	84,971
4.000% due 04/01/2046 - 05/01/2046	69,000	73,741
4.500% due 05/01/2046 - 06/01/2046	24,000	26,080
6.000% due 04/01/2046	2,000	2,279
Freddie Mac
1.146% due 10/15/2037	25	25
2.569% due 12/01/2022	15	16
2.605% due 04/01/2038	292	310
2.672% due 04/01/2033	3	3
2.702% due 07/01/2030	9	10
2.976% due 08/15/2032	120	125

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/01/2025 - 11/01/2025	$138	$146
4.000% due 08/01/2030 - 02/01/2041	635	684
4.500% due 02/01/2029 - 01/01/2036	1,596	1,736
5.000% due 10/01/2039	44	50
5.500% due 06/01/2019 - 01/01/2039	1,199	1,345
6.000% due 07/01/2016 - 05/01/2040	5,387	6,126
6.500% due 05/01/2016 - 05/15/2032	4,582	5,219
7.000% due 02/15/2027 - 07/01/2029	473	536
7.500% due 09/01/2025	5	5
Freddie Mac, TBA
3.500% due 05/01/2046	13,000	13,590
4.000% due 04/01/2046 - 05/01/2046	40,000	42,646
4.500% due 05/01/2046	11,000	11,939
Ginnie Mae
1.025% due 05/20/2065	1,481	1,468
1.041% due 02/16/2030	36	36
1.750% due 06/20/2022 - 02/20/2032	563	581
1.875% due 09/20/2023 - 08/20/2027	109	113
2.000% due 10/20/2024 - 12/20/2026	113	118
4.000% due 09/20/2040	71	77
5.000% due 03/15/2033 - 05/15/2042	3,911	4,344
6.000% due 04/15/2037	39	44
7.000% due 08/15/2031 - 02/20/2032	11	13
Ginnie Mae, TBA
3.500% due 04/01/2046	3,000	3,172
4.000% due 04/01/2046 - 05/01/2046	9,000	9,612
5.000% due 04/01/2046	1,000	1,103
Small Business Administration
5.130% due 09/01/2023	117	128
5.520% due 06/01/2024	751	826

Total U.S. Government Agencies (Cost $397,691)		402,972

U.S. TREASURY OBLIGATIONS 46.9%
U.S. Treasury Bonds
2.500% due 02/15/2045	7,100	6,926
2.500% due 02/15/2046 (h)(l)	6,100	5,949
2.750% due 08/15/2042	5,000	5,167
2.750% due 11/15/2042	14,600	15,060
2.875% due 05/15/2043	2,600	2,741
2.875% due 08/15/2045	19,200	20,203
3.000% due 05/15/2042	3,000	3,260
3.000% due 11/15/2044	18,100	19,541
3.000% due 11/15/2045 (h)	3,100	3,348
3.125% due 08/15/2044 (h)	28,600	31,657
3.375% due 05/15/2044 (h)	58,600	67,970
4.250% due 05/15/2039	7,500	9,933
4.375% due 11/15/2039	13,100	17,642
4.375% due 05/15/2040	500	673
4.500% due 08/15/2039	5,900	8,086
4.625% due 02/15/2040	1,100	1,533
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (j)	1,332	1,357
0.125% due 07/15/2022 (j)	33,687	34,319

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	109

Schedule of Investments PIMCO Total Return Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/15/2023	$1,026	$1,036
0.375% due 07/15/2023 (j)	6,515	6,720
0.625% due 07/15/2021	26,908	28,276
0.625% due 01/15/2026 (h)	1,296	1,357
0.750% due 02/15/2045	5,332	5,174
1.375% due 02/15/2044	2,135	2,396
1.750% due 01/15/2028	33,246	38,604
2.000% due 01/15/2026	18,859	22,110
2.375% due 01/15/2025	13,825	16,483
2.375% due 01/15/2027	13,744	16,812
2.500% due 01/15/2029	6,510	8,191
3.625% due 04/15/2028	1,172	1,616
3.875% due 04/15/2029	6,629	9,505
U.S. Treasury Notes
1.375% due 03/31/2020 (j)(l)	1,300	1,315
1.750% due 09/30/2022 (j)(l)	6,400	6,501
2.000% due 10/31/2021 (j)(l)	3,800	3,930
2.250% due 11/15/2024 (h)(j)	49,800	51,952
2.375% due 08/15/2024 (j)(l)	1,300	1,370
2.500% due 05/15/2024 (j)(l)	9,500	10,107
2.750% due 02/15/2024 (h)(j)(l)	7,000	7,583

Total U.S. Treasury Obligations (Cost $473,887)		496,403

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.5%
Adjustable Rate Mortgage Trust
3.009% due 11/25/2035	248	248
Banc of America Commercial Mortgage Trust
5.608% due 04/10/2049	230	234
Banc of America Mortgage Trust
2.823% due 09/25/2034	2,465	2,409
BCAP LLC Trust
5.248% due 03/26/2037	420	407
BCRR Trust
5.858% due 07/17/2040	1,450	1,499
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	827	844
Bear Stearns Structured Products, Inc. Trust
2.414% due 12/26/2046	1,030	731
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	135	136
Countrywide Alternative Loan Trust
0.603% due 05/25/2047	1,248	1,066
0.612% due 02/20/2047 ^	3,045	2,272
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	2,311	2,348
GMAC Mortgage Corp. Loan Trust
4.750% due 01/25/2019	380	380
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039	2,527	2,579
HarborView Mortgage Loan Trust
2.954% due 07/19/2035	489	477
HSI Asset Loan Obligation Trust
2.793% due 09/25/2037 ^	4,547	3,619
IndyMac Adjustable Rate Mortgage Trust
1.864% due 01/25/2032	8	8
IndyMac Mortgage Loan Trust
2.628% due 01/25/2036 ^	1,738	1,434
3.191% due 01/25/2037 ^	4,976	4,813
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047	3,321	3,373
5.420% due 01/15/2049	108	110
5.440% due 06/12/2047	1,984	2,019
JPMorgan Commercial Mortgage-Backed Securities Trust
5.635% due 03/18/2051	1,800	1,825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		$3,751	$2,797
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		1,704	1,740
5.858% due 07/15/2040		70	72
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		3,518	3,366
MASTR Alternative Loan Trust
5.000% due 11/25/2018		1,018	1,019
MASTR Asset Securitization Trust
4.500% due 11/25/2018		275	275
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		513	523
5.485% due 03/12/2051		3,000	3,062
Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		5,000	5,197
Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045		1,081	1,107
Residential Accredit Loans, Inc. Trust
0.618% due 08/25/2036		3,489	2,767
0.623% due 07/25/2036		3,091	2,399
Structured Asset Mortgage Investments Trust
0.563% due 03/25/2037		2,189	1,634
Thornburg Mortgage Securities Trust
5.090% due 10/25/2046		2,652	2,532
Wachovia Bank Commercial Mortgage Trust
5.308% due 11/15/2048		171	172
5.342% due 12/15/2043		4,000	4,086
5.509% due 04/15/2047		8,675	8,806
5.946% due 02/15/2051		108	111
WaMu Mortgage Pass-Through Certificates Trust
1.551% due 11/25/2042		137	127
2.543% due 03/25/2037		2,875	2,710
3.754% due 12/25/2036 ^		1,693	1,483
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 08/25/2037 ^		402	397

Total Non-Agency Mortgage-Backed Securities (Cost $79,539)			79,213

ASSET-BACKED SECURITIES 5.6%
ARES CLO Ltd.
1.911% due 10/12/2023		2,500	2,485
Bear Stearns Asset-Backed Securities Trust
0.593% due 08/25/2036		786	678
Bosphorus CLO DAC
1.000% due 10/15/2025 (a)	EUR	6,100	6,931
Celf Loan Partners PLC
0.231% due 05/03/2023		2,119	2,376
0.997% due 05/03/2023	GBP	1,607	2,230
Countrywide Asset-Backed Certificates
0.663% due 05/25/2037		$2,300	1,376
0.673% due 12/25/2031 ^		181	132
Countrywide Asset-Backed Certificates Trust
1.166% due 07/25/2035		7,100	6,022
GSAMP Trust
0.503% due 12/25/2036		391	198
HSI Asset Loan Obligation Trust
0.496% due 12/25/2036		304	120
JPMorgan Mortgage Acquisition Corp.
0.843% due 10/25/2035 ^		3,300	2,683
Morgan Stanley ABS Capital, Inc. Trust
0.583% due 06/25/2036		5,430	4,709
Morgan Stanley Mortgage Loan Trust
0.793% due 04/25/2037		455	221
New Century Home Equity Loan Trust
3.433% due 01/25/2033 ^		2,082	1,816

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Option One Mortgage Loan Trust
0.653% due 02/25/2037		$5,852	$3,139
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.233% due 12/25/2034		6,490	5,379
2.308% due 12/25/2034		6,460	4,919
Penta CLO S.A.
0.172% due 06/04/2024	EUR	367	414
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		$6,672	3,444
Residential Asset Securities Corp. Trust
0.583% due 08/25/2036		1,913	1,851
Tropic CDO Ltd.
0.942% due 07/15/2036		3,153	2,065
Wells Fargo Home Equity Asset-Backed Securities Trust
0.763% due 05/25/2036		5,300	4,188
1.023% due 11/25/2035		1,000	912
Wood Street CLO BV
0.231% due 11/22/2021	EUR	462	523

Total Asset-Backed Securities (Cost $59,959)			58,811

SOVEREIGN ISSUES 7.4%
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,000	3,402
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$1,100	1,100
4.125% due 09/15/2017	EUR	1,000	1,149
Export-Import Bank of Korea
4.000% due 01/29/2021		$9,500	10,364
Italy Buoni Poliennali Del Tesoro
5.000% due 09/01/2040	EUR	1,000	1,719
Korea Development Bank
3.250% due 09/20/2016		$800	808
Mexico Government International Bond
8.000% due 06/11/2020	MXN	73,600	4,708
8.500% due 12/13/2018		300,000	19,002
Province of Ontario
1.650% due 09/27/2019		$7,800	7,824
3.150% due 06/02/2022	CAD	8,400	7,042
4.000% due 10/07/2019		$4,400	4,771
4.000% due 06/02/2021	CAD	8,900	7,726
Province of Quebec
3.500% due 07/29/2020		$1,000	1,079
3.500% due 12/01/2022	CAD	3,000	2,569
4.250% due 12/01/2021		6,000	5,305

Total Sovereign Issues (Cost $82,125)			78,568

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		260,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 1.2%

BANKING & FINANCE 1.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)		2,000	2,509
GMAC Capital Trust
6.402% due 02/15/2040		111,400	2,730

110	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

	SHARES	MARKET VALUE (000S)
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (f)	6,000	$7,522

		12,761

INDUSTRIALS 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020	125	150

Total Preferred Securities (Cost $13,141)		12,911

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.4%

COMMERCIAL PAPER 0.9%
Exelon Generation Co. LLC
1.025% due 04/04/2016	$5,000	4,999
1.025% due 04/05/2016	2,000	2,000
HP, Inc.
0.970% due 04/04/2016	2,600	2,600

		9,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 0.4%
		$4,226

U.S. TREASURY BILLS 0.1%
0.257% due 04/07/2016 - 04/28/2016 (c)(d)(l)	$906	906

Total Short-Term Instruments (Cost $14,731)		14,731

Total Investments in Securities (Cost $1,460,055)		1,489,266

	SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%
PIMCO Short-Term Floating NAV Portfolio III	524,077	5,178

Total Short-Term Instruments (Cost $5,178)		5,178

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $5,178)	$5,178

Total Investments 141.1% (Cost $1,465,233)	$1,494,444

Financial Derivative Instruments (i)(k) 1.5% (Cost or Premiums, net $(3,634))	15,379

Other Assets and Liabilities, net (42.6%)	(450,808)

Net Assets 100.0%	$1,059,015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$4,226	U.S. Treasury Notes 3.750% due 11/15/2018	$(4,311)	$4,226	$4,226

Total Repurchase Agreements						$(4,311)	$4,226	$4,226

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.600%	01/12/2016	04/12/2016	$(21,924)	$(21,953)
	0.710	03/04/2016	04/04/2016	(2,296)	(2,298)
BSN	0.590	02/05/2016	04/05/2016	(16,427)	(16,442)
	0.590	02/08/2016	04/08/2016	(29,491)	(29,516)
GRE	0.650	03/22/2016	04/05/2016	(6,807)	(6,808)
	0.660	02/16/2016	04/18/2016	(14,012)	(14,024)
	0.660	03/24/2016	04/07/2016	(5,304)	(5,305)
	0.700	03/08/2016	04/08/2016	(415)	(415)
JPS	0.130	03/08/2016	04/15/2016	(3,250)	(3,251)
	0.600	03/04/2016	04/04/2016	(3,356)	(3,357)
RDR	0.620	03/08/2016	04/19/2016	(1,323)	(1,323)
SGY	0.300	03/24/2016	04/07/2016	(2,606)	(2,606)

Total Reverse Repurchase Agreements					$(107,298)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	111

Schedule of Investments PIMCO Total Return Fund III (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
TDM	0.587%	01/14/2016	04/14/2016	$(4,814)	$(4,763)

Total Sale-Buyback Transactions					$(4,763)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(128,843) at a weighted average interest rate of 0.329%.
(3)	Payable for sale-buyback transactions includes $3 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $113,042 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(24,251)	$0	$(24,251)	$24,326	$75
BSN	0	(45,958)	0	(45,958)	45,881	(77)
GRE	0	(26,552)	0	(26,552)	26,384	(168)
JPS	0	(6,608)	0	(6,608)	6,663	55
RDR	0	(1,323)	0	(1,323)	1,356	33
SGY	0	(2,606)	0	(2,606)	2,633	27
SSB	4,226	0	0	4,226	(4,311)	(85)

Master Securities Forward Transaction Agreement
TDM	0	0	(4,763)	(4,763)	4,875	112

Total Borrowings and Other Financing Transactions	$4,226	$(107,298)	$(4,763)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(107,298)	$0	$0	$(107,298)

Total	$0	$(107,298)	$0	$0	$(107,298)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,763)	0	0	(4,763)

Total	$0	$(4,763)	$0	$0	$(4,763)

Total Borrowings	$0	$(112,061)	$0	$0	$(112,061)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(112,061)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$111.500	05/20/2016	315	$3	$2
Put - CBOT U.S. Treasury 5-Year Note June Futures	111.750	05/20/2016	113	1	1
Put - CBOT U.S. Treasury 5-Year Note June Futures	112.500	05/20/2016	477	4	3

				$8	$6

Total Purchased Options				$8	$6

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.250	04/22/2016	71	$(23)	$(12)
Put - CBOT U.S. Treasury 10-Year Note May Futures	129.500	04/22/2016	111	(45)	(21)
Call - CBOT U.S. Treasury 10-Year Note May Futures	130.000	04/22/2016	73	(41)	(63)

				$(109)	$(96)

Total Written Options				$(109)	$(96)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers Acceptance June Futures	Long	06/2016	117	$(33)	$0	$(7)
3-Month Canada Bankers Acceptance September Futures	Long	09/2016	151	(10)	0	(13)
90-Day Eurodollar December Futures	Short	12/2017	524	(620)	0	(52)
90-Day Eurodollar June Futures	Short	06/2018	157	(136)	0	(20)
90-Day Eurodollar March Futures	Short	03/2017	649	(1,337)	0	(16)
90-Day Eurodollar March Futures	Short	03/2018	794	(1,636)	0	(99)
90-Day Eurodollar September Futures	Short	09/2018	833	(430)	0	(115)
Call Options Strike @ EUR 164.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	57	25	6	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	9	(1)	1	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	71	28	5	0
Canada Government 10-Year Bond June Futures	Short	06/2016	108	104	49	0
Euro-Bund 10-Year Bond June Futures	Short	05/2016	25	(27)	4	(2)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	15	1	1	(5)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	9	3	0	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	60	15	0	(1)
Put Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	58	0	1	(1)
Put Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	106	39	0	(2)
Put Options Strike @ EUR 162.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	116	(4)	0	(4)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	2,127	551	465	0
U.S. Treasury 10-Year Note June Futures	Short	06/2016	41	(36)	0	(15)
U.S. Treasury 30-Year Bond June Futures	Long	06/2016	59	(2)	57	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	714	136	26	(77)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	358	(206)	13	(39)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	52	(43)	1	(5)
United Kingdom Long Gilt June Futures	Short	06/2016	2	(1)	1	(1)

Total Futures Contracts				$(3,620)	$630	$(474)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$	25,500	$(65)	$(37)	$0	$0
Receive	3-Month CAD-Bank Bill	2.700	12/19/2024	CAD	10,500	(952)	(230)	31	0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$	1,100	(45)	(39)	0	(1)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		51,200	(2,294)	(2,517)	0	(89)
Pay	3-Month USD-LIBOR	1.500	02/02/2021		7,400	125	58	13	0
Receive	3-Month USD-LIBOR *	2.000	06/15/2021		57,700	(2,158)	(206)	0	(108)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		45,900	(2,910)	(3,136)	0	(129)
Receive	3-Month USD-LIBOR	2.350	08/05/2025		13,800	(935)	(858)	0	(49)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		11,900	(1,041)	(980)	0	(45)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		18,300	(977)	(919)	0	(67)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		109,600	(15,863)	(22,680)	0	(774)
Pay	3-Month USD-LIBOR	2.250	03/16/2046		1,600	32	47	11	0
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		9,300	(721)	(532)	0	(64)
Receive	6-Month GBP-LIBOR	1.500	12/16/2017	GBP	9,800	(204)	(182)	0	(4)
Receive	6-Month GBP-LIBOR *	1.000	06/15/2018		11,400	(62)	(102)	0	(9)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2018		4,300	(81)	(74)	0	(4)
Receive	6-Month GBP-LIBOR *	1.250	09/21/2018		23,300	(274)	(91)	0	(21)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		54,800	(253)	(127)	0	(50)
Receive	28-Day MXN-TIIE	4.142	06/09/2016	MXN	616,000	(3)	(3)	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	113

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	28-Day MXN-TIIE	4.150%	06/14/2016	MXN	118,000	$(1)	$(1)	$0	$0
Receive	28-Day MXN-TIIE	4.140	06/22/2016		546,000	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	4.060	08/24/2016		1,078,400	(35)	(152)	0	0
Pay	28-Day MXN-TIIE	4.388	07/28/2017		96,300	(6)	(6)	0	0
Pay	28-Day MXN-TIIE	5.700	01/18/2019		75,000	108	(37)	1	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		105,200	120	69	4	0
Pay	28-Day MXN-TIIE	5.535	06/11/2020		44,500	41	10	2	0
Pay	28-Day MXN-TIIE	6.960	07/27/2020		120,000	512	37	5	0
Pay	28-Day MXN-TIIE	5.495	09/22/2020		92,500	69	69	4	0
Pay	28-Day MXN-TIIE	5.310	10/22/2020		137,600	35	9	6	0
Pay	28-Day MXN-TIIE	5.095	02/05/2021		57,200	(26)	(29)	3	0
Pay	28-Day MXN-TIIE	5.370	02/19/2021		97,600	21	21	5	0
Pay	28-Day MXN-TIIE	5.840	09/14/2021		200,600	256	168	12	0
Pay	28-Day MXN-TIIE	5.608	10/08/2021		61,700	36	67	4	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		308,300	(14)	57	21	0
Pay	28-Day MXN-TIIE	5.375	01/07/2022		41,800	(12)	(20)	3	0
Pay	28-Day MXN-TIIE	5.825	01/12/2023		159,900	88	30	15	0
Pay	28-Day MXN-TIIE	6.530	06/05/2025		92,400	222	155	3	0
Pay	28-Day MXN-TIIE	6.360	06/09/2025		3,500	6	6	0	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026		2,400	(1)	(1)	0	0

						$(27,263)	$(32,157)	$143	$(1,414)

Total Swap Agreements						$(27,263)	$(32,157)	$143	$(1,414)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $17,757 and cash of $1,954 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$630	$143	$779	$(96)	$(474)	$ (1,414)	$ (1,984)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2016	$		598		MYR	2,605	$74	$0
	09/2016		CNH	13,590	$		2,065	0	(21)

BOA	05/2016		EUR	7,578			8,413	0	(220)
	05/2016		MYR	4			1	0	0
	05/2016		TWD	25,245			752	0	(33)
	05/2016	$		3,966		EUR	3,539	66	0
	05/2016			368		KRW	451,242	25	0
	05/2016			340		THB	12,396	12	0
	05/2016			2,180		TWD	73,130	95	0
	06/2016		EUR	37,800	$		51,753	8,645	0
	06/2016	$		2,210		EUR	1,636	0	(344)

BPS	05/2016		MYR	35,324	$		8,115	0	(995)
	09/2016	$		739		CNH	5,009	30	0
	10/2016		CNH	5,009	$		737	0	(31)
	01/2018		BRL	121			35	7	0

BRC	05/2016		KRW	903,584			748	0	(40)
	05/2016		MXN	414,302			23,307	9	(583)
	05/2016		THB	12,660			346	0	(13)
	05/2016	$		6,312		MXN	112,783	189	(1)
	05/2016			899		MYR	3,821	87	0
	06/2016		EUR	7,100	$		9,763	1,663	0

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	04/2016		CAD	47,371	$		34,251	$0	$(2,223)
	04/2016	$		22,799		CAD	30,068	353	0
	05/2016		CAD	27,886	$		21,166	0	(307)
	05/2016		CHF	262			270	0	(3)
	05/2016		EUR	16,580			18,358	0	(530)
	05/2016		JPY	1,354,100			11,955	0	(89)
	05/2016		MXN	181,867			10,341	0	(142)
	05/2016		MYR	9,168			2,079	0	(286)
	05/2016	$		5,597		EUR	4,929	18	0
	05/2016			271		KRW	326,962	14	0
	05/2016			3,136		MXN	55,965	89	0
	05/2016			2,209		MYR	9,413	219	0

DUB	05/2016		THB	55,435	$		1,556	0	(18)
	05/2016	$		559		MYR	2,385	56	0
	06/2016		EUR	3,913	$		5,358	896	0
	06/2016	$		4,602		EUR	3,405	0	(719)
	09/2016			1,718		CNH	11,673	73	0
	12/2016			131			888	5	0

FBF	04/2016		BRL	14,312	$		3,442	0	(538)
	04/2016	$		4,021		BRL	14,312	0	(41)
	05/2016			318		TWD	10,542	10	0

GLM	04/2016		BRL	14,446	$		4,059	42	0
	04/2016	$		3,611		BRL	14,446	407	0
	04/2016			12,694		GBP	8,889	73	0
	05/2016		EUR	8,806	$		9,746	0	(286)
	05/2016		GBP	8,889			12,694	0	(73)
	05/2016		JPY	1,538,700			13,799	112	0
	05/2016		MXN	6,556			375	0	(3)
	05/2016		TWD	50,195			1,493	0	(69)
	05/2016	$		441		THB	16,101	16	0
	09/2016			1,350		CNH	9,155	55	0
	10/2016		CNH	9,155	$		1,348	0	(56)
	10/2016	$		4,306		CNH	29,443	208	0
	12/2016			2,772			18,837	105	0

HUS	05/2016		MYR	12,796	$		3,041	0	(259)
	05/2016	$		83		KRW	99,600	4	0
	05/2016			3,791		MYR	16,441	448	0
	09/2016			515		CNH	3,493	21	0
	10/2016		CNH	22,690	$		3,439	0	(40)
	12/2016			18,837			2,835	0	(42)

IND	05/2016	$		825		MYR	3,384	48	0

JPM	04/2016		CAD	1,865	$		1,428	0	(8)
	04/2016		RUB	38,689			493	0	(81)
	04/2016	$		14,154		CAD	19,168	605	0
	04/2016			1,038		GBP	723	1	0
	04/2016			5,456		RUB	402,103	510	0
	05/2016		AUD	2,016	$		1,426	0	(117)
	05/2016		CAD	1,758			1,349	0	(5)
	05/2016		EUR	7,815			8,672	0	(232)
	05/2016		JPY	900,900			8,014	12	(12)
	05/2016		KRW	956,384			789	0	(45)
	05/2016		MYR	1,343			305	0	(41)
	05/2016		RUB	211,690			2,746	0	(368)
	05/2016		THB	118,453			3,289	0	(75)
	05/2016		TWD	83,238			2,484	0	(106)
	05/2016	$		19,785		JPY	2,239,001	131	0
	05/2016			835		KRW	1,005,768	42	0
	05/2016			649		MYR	2,773	66	0
	05/2016			2,459		THB	88,130	43	0
	05/2016			2,214		TWD	74,325	99	0
	09/2016		CNH	2,821	$		430	0	(3)
	09/2016	$		3,076		CNH	20,893	131	0
	10/2016		CNH	2,821	$		415	0	(17)
	12/2016	$		2,970		CNH	20,414	148	0
	01/2018			35		BRL	121	0	(7)

MSB	05/2016			4,172		JPY	469,726	6	0
	06/2016		EUR	9,970	$		13,712	2,343	0
	12/2016		CNH	21,303			3,202	0	(52)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	115

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	06/2016		EUR	21,691	$		29,783	$5,043	$0
	07/2016			15,585			21,143	3,343	0

NGF	05/2016		KRW	31,507			26	0	(1)
	05/2016	$		2,759		MYR	11,885	306	0
	05/2016			4,190		THB	150,779	91	0
	05/2016			434		TWD	14,578	20	0

SCX	04/2016		GBP	9,612	$		13,378	0	(427)
	05/2016		THB	43,128			1,180	0	(45)
	05/2016		TWD	19,211			575	0	(23)
	05/2016	$		99,436		EUR	89,346	2,349	0
	05/2016			1,305		MYR	5,584	135	0
	05/2016			473		THB	16,934	8	0
	05/2016			44		TWD	1,489	2	0
	09/2016		CNH	42,060	$		6,378	0	(77)
	09/2016	$		2,949		CNH	20,074	133	0
	10/2016		CNH	10,246	$		1,567	0	(4)
	10/2016	$		962		CNH	6,426	24	0

SOG	04/2016		RUB	118,580	$		1,516	0	(243)
	05/2016			71,232			993	0	(55)
	05/2016	$		774		MXN	13,848	24	0

UAG	05/2016		JPY	2,204,900	$		19,408	0	(204)
	05/2016		MYR	7,871			1,827	0	(203)
	05/2016		THB	58,766			1,613	0	(56)
	05/2016	$		4,430		EUR	3,969	92	0
	05/2016			15,260		JPY	1,714,100	0	(13)
	05/2016			1,847		MYR	7,792	162	0
	09/2016		CNH	21,564	$		3,276	0	(33)
	09/2016	$		1,425		CNH	9,738	69	0

Total Forward Foreign Currency Contracts								$30,112	$(10,558)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$ 141,100	$52	$6

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016	74,600	24	7
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	223,300	81	9
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018	1,800	176	90

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018	14,600	207	280

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/01/2016	32,600	11	1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/12/2016	6,200	199	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/23/2016	14,500	410	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017	3,800	259	88

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.130	06/30/2016	16,000	6	2
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	30,500	11	1

							$1,436	$484

Total Purchased Options							$1,436	$484

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.300%	04/20/2016	EUR	11,000	$(31)	$0

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016	$	600	(1)	0
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.200	04/20/2016	EUR	7,300	(21)	0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016	$	2,000	(4)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		2,200	(4)	0

GST	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.300	04/20/2016	EUR	3,600	(9)	0

							$(70)	$0

116	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC AUD versus USD	$	0.740	04/04/2016	AUD	2,100	$(9)	$(56)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	400	(22)	(5)

BRC	Call - OTC AUD versus USD	$	0.745	04/21/2016	AUD	2,100	(10)	(49)

CBK	Call - OTC AUD versus USD		0.748	04/22/2016		3,600	(16)	(77)
	Call - OTC USD versus CAD	CAD	1.372	04/21/2016	$	4,000	(20)	(1)
	Put - OTC USD versus MXN	MXN	17.800	04/15/2016		1,400	(16)	(44)

FBF	Put - OTC EUR versus USD	$	1.100	05/03/2016	EUR	500	(3)	(1)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	3,000	(160)	(90)
	Put - OTC USD versus MXN	MXN	18.200	04/14/2016		2,800	(26)	(148)
	Call - OTC USD versus MXN		18.300	04/14/2016		2,700	(19)	(1)

GLM	Call - OTC EUR versus USD	$	1.136	05/05/2016	EUR	10,000	(76)	(142)
	Call - OTC USD versus CAD	CAD	1.373	04/01/2016	$	2,000	(11)	0
	Put - OTC USD versus MXN	MXN	18.100	04/01/2016		1,100	(7)	(53)
	Put - OTC USD versus MXN		18.200	04/05/2016		2,400	(19)	(128)
	Call - OTC USD versus MXN		18.200	04/20/2016		3,300	(45)	(4)
	Call - OTC USD versus MXN		18.450	04/29/2016		3,300	(44)	(4)
	Call - OTC USD versus MXN		18.250	05/05/2016		3,800	(54)	(11)
	Call - OTC USD versus MXN		18.550	05/13/2016		400	(4)	(1)

HUS	Call - OTC AUD versus USD	$	0.743	04/04/2016	AUD	1,200	(5)	(28)
	Call - OTC USD versus CAD	CAD	1.371	04/01/2016	$	2,500	(14)	0
	Call - OTC USD versus RUB	RUB	87.000	12/08/2016		2,400	(103)	(66)

JPM	Call - OTC EUR versus USD	$	1.127	05/04/2016	EUR	6,700	(48)	(131)
	Call - OTC USD versus MXN	MXN	18.300	05/05/2016	$	3,700	(45)	(10)

MSB	Put - OTC USD versus CAD	CAD	1.340	04/05/2016		3,900	(25)	(124)

UAG	Put - OTC EUR versus USD	$	1.102	04/28/2016	EUR	9,500	(46)	(12)
	Call - OTC EUR versus USD		1.125	04/29/2016		3,300	(23)	(64)

							$(870)	$(1,250)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$6,500	$(55)	$(1)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	15,700	(140)	(3)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,400	(83)	(1)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,300	(17)	0

						$(295)	$(5)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.450%	06/24/2016	$	34,800	$(63)	$(76)
	Put - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.050	06/24/2016		34,800	(44)	(23)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.870	04/18/2016		15,700	(51)	(11)

BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	06/14/2016	EUR	2,200	(8)	(8)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		2,200	(10)	(5)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.975	04/15/2016	$	8,000	(25)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	3,800	(13)	(20)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		3,800	(15)	(6)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018	$	7,800	(174)	(60)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	800	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		800	(3)	(1)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018	$	14,600	(76)	(99)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		14,600	(132)	(177)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.015	04/11/2016		7,200	(24)	0

MYC	Put - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	05/12/2016		58,900	(198)	0
	Put - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	05/23/2016		137,000	(428)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		16,800	(260)	(46)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	04/25/2016		14,500	(91)	(5)

								$(1,618)	$(542)

Total Written Options								$(2,853)	$(1,797)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	117

Schedule of Investments PIMCO Total Return Fund III (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$584,300	AUD	0	EUR	0	$(3,187)
Sales	5,733	806,400		48,300		264,000	(8,739)
Closing Buys	(245)	(266,800)		(1,900)		(40,500)	1,369
Expirations	(3,932)	(603,500)		(26,300)		(138,971)	6,219
Exercised	(1,301)	(76,900)		(11,100)		(19,029)	1,376

Balance at End of Period	255	$443,500	AUD	9,000	EUR	65,500	$(2,962)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Dominion Resources, Inc.	(1.000)%	06/20/2021	3.241%	$ 2,400	$(78)	$(1)	$0	$(79)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	03/20/2019	0.976%	$	2,500	$13	$(10)	$3	$0

BPS	Petrobras Global Finance BV	1.000	12/20/2019	8.757		1,400	(140)	(194)	0	(334)

CBK	Brazil Government International Bond	1.000	06/20/2016	0.596		14,800	(29)	47	18	0
	Mexico Government International Bond	1.000	09/20/2020	1.383		900	(23)	8	0	(15)

DUB	Berkshire Hathaway, Inc.	1.000	06/20/2017	0.285		4,100	93	(56)	37	0
	Brazil Government International Bond	1.000	06/20/2016	0.596		3,300	(6)	10	4	0

FBF	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		900	(4)	4	0	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	2,000	(193)	32	0	(161)

GST	Morgan Stanley	1.000	12/20/2020	0.987	$	2,200	(8)	10	2	0

JPM	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		700	(3)	3	0	0
	Mexico Government International Bond	1.000	09/20/2020	1.383		1,500	(41)	17	0	(24)

MYC	Mexico Government International Bond	1.000	03/20/2019	0.976		15,000	80	(65)	15	0

							$(261)	$(194)	$79	$(534)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$3,200	$(99)	$0	$0	$(99)

GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	1,061	0	9	9	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	8,100	(645)	281	0	(364)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	1,700	(166)	59	0	(107)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	2,218	0	20	20	0

MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	9,300	(632)	214	0	(418)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	2,600	(201)	42	0	(159)

MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049	4,901	(34)	16	0	(18)

					$(1,777)	$641	$29	$(1,165)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	0.415%	09/23/2016	$	5,400	$0	$13	$13	$0

Total Swap Agreements							$(2,116)	$459	$121	$(1,778)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $6,641 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$74	$0	$0	$74	$(21)	$0	$0	$(21)	$53	$0	$53
BOA	8,843	0	16	8,859	(597)	(171)	0	(768)	8,091	(8,260)	(169)
BPS	37	0	0	37	(1,026)	(13)	(413)	(1,452)	(1,415)	1,052	(363)
BRC	1,948	0	0	1,948	(637)	(49)	0	(686)	1,262	(1,400)	(138)
CBK	693	6	18	717	(3,580)	(154)	(15)	(3,749)	(3,032)	3,239	207
DUB	1,030	0	41	1,071	(737)	0	(99)	(836)	235	(420)	(185)
FBF	10	0	0	10	(579)	(240)	(161)	(980)	(970)	810	(160)
GLM	1,018	106	0	1,124	(487)	(408)	0	(895)	229	(330)	(101)
GST	0	0	11	11	0	0	(471)	(471)	(460)	557	97
HUS	473	0	0	473	(341)	(94)	0	(435)	38	0	38
IND	48	0	0	48	0	0	0	0	48	0	48
JPM	1,788	280	20	2,088	(1,117)	(417)	(24)	(1,558)	530	(420)	110
MEI	0	0	0	0	0	0	(577)	(577)	(577)	432	(145)
MSB	2,349	0	0	2,349	(52)	(124)	0	(176)	2,173	(2,430)	(257)
MYC	0	89	15	104	0	(51)	(18)	(69)	35	(55)	(20)
NAB	8,386	0	0	8,386	0	0	0	0	8,386	(8,570)	(184)
NGF	417	3	0	420	(1)	0	0	(1)	419	(245)	174
SCX	2,651	0	0	2,651	(576)	0	0	(576)	2,075	(1,737)	338
SOG	24	0	0	24	(298)	0	0	(298)	(274)	271	(3)
UAG	323	0	0	323	(509)	(76)	0	(585)	(262)	175	(87)

Total Over the Counter	$30,112	$484	$121	$30,717	$(10,558)	$(1,797)	$(1,778)	$(14,133)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	119

Schedule of Investments PIMCO Total Return Fund III (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	630	630
Swap Agreements	0	0	0	0	143	143

	$0	$0	$0	$0	$779	$779

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,112	$0	$30,112
Purchased Options	0	0	0	0	484	484
Swap Agreements	0	108	0	0	13	121

	$0	$108	$0	$30,112	$497	$30,717

	$0	$108	$0	$30,112	$1,276	$31,496

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$96	$96
Futures	0	0	0	0	474	474
Swap Agreements	0	0	0	0	1,414	1,414

	$0	$0	$0	$0	$1,984	$1,984

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,558	$0	$10,558
Written Options	0	0	0	1,250	547	1,797
Swap Agreements	0	1,778	0	0	0	1,778

	$0	$1,778	$0	$11,808	$547	$14,133

	$0	$1,778	$0	$11,808	$2,531	$16,117

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(49)	$(49)
Written Options	0	0	0	0	1,434	1,434
Futures	0	0	0	0	(7,649)	(7,649)
Swap Agreements	0	45	0	0	(2,958)	(2,913)

	$0	$45	$0	$0	$(9,222)	$(9,177)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,796	$0	$37,796
Purchased Options	0	0	0	(14)	(454)	(468)
Written Options	0	48	0	3,042	2,310	5,400
Swap Agreements	0	1,535	0	0	12	1,547

	$0	$1,583	$0	$40,824	$1,868	$44,275

	$0	$1,628	$0	$40,824	$(7,354)	$35,098

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	13	13
Futures	0	0	0	0	(3,520)	(3,520)
Swap Agreements	0	0	0	0	(14,817)	(14,817)

	$0	$0	$0	$0	$(18,325)	$(18,325)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(43,992)	$0	$(43,992)
Purchased Options	0	0	0	11	(697)	(686)
Written Options	0	70	0	(952)	(64)	(946)
Swap Agreements	0	743	0	0	(53)	690

	$0	$813	$0	$(44,933)	$(814)	$(44,934)

	$0	$813	$0	$(44,933)	$(19,139)	$(63,259)

120	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,636	$0	$2,636
Corporate Bonds & Notes
Banking & Finance	0	211,814	0	211,814
Industrials	0	48,534	0	48,534
Utilities	0	44,010	0	44,010
Municipal Bonds & Notes
California	0	22,083	0	22,083
Georgia	0	1,834	0	1,834
Illinois	0	3,360	0	3,360
Massachusetts	0	1,923	0	1,923
Nebraska	0	2,973	0	2,973
Nevada	0	1,188	0	1,188
New York	0	5,302	0	5,302
U.S. Government Agencies	0	402,972	0	402,972
U.S. Treasury Obligations	0	496,403	0	496,403
Non-Agency Mortgage-Backed Securities	0	78,482	731	79,213
Asset-Backed Securities	0	51,880	6,931	58,811
Sovereign Issues	0	78,568	0	78,568
Preferred Securities
Banking & Finance	2,730	10,031	0	12,761
Industrials	0	150	0	150
Short-Term Instruments
Commercial Paper	0	9,599	0	9,599
Repurchase Agreements	0	4,226	0	4,226

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
U.S. Treasury Bills	$0	$906	$0	$906
	$2,730	$1,478,874	$7,662	$1,489,266

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,178	$0	$0	$5,178

Total Investments	$7,908	$1,478,874	$7,662	$1,494,444

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	630	149	0	779
Over the counter	0	30,717	0	30,717
	$630	$30,866	$0	$31,496

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(474)	(1,510)	0	(1,984)
Over the counter	(79)	(14,054)	0	(14,133)
	$(553)	$(15,564)	$0	$(16,117)

Totals	$7,985	$1,494,176	$7,662	$1,509,823

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	121

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory

122	PIMCO BOND FUNDS

March 31, 2016

and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

ANNUAL REPORT	MARCH 31, 2016	123

Notes to Financial Statements (Cont.)

Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation

124	PIMCO BOND FUNDS

March 31, 2016

Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.
■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

ANNUAL REPORT	MARCH 31, 2016	125

Notes to Financial Statements (Cont.)

non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Extended Duration Fund	$12	$0	$(12)	$0	$0	$0	$0	$0
PIMCO GNMA Fund	117,399	0	(117,411)	(136)	148	0	38	0
PIMCO Long Duration Total Return Fund	14	0	(14)	0	0	0	0	0
PIMCO Long-Term U.S. Government Fund	19	0	(19)	0	0	0	0	0
PIMCO Mortgage-Backed Securities Fund	13	0	(13)	0	0	0	0	0
PIMCO Mortgage Opportunities Fund	121	0	(121)	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital.

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Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Extended Duration Fund	$13,414	$277,018	$(287,700)	$4	$(1)	$2,735	$18	$0
PIMCO GNMA Fund	263,090	554,536	(680,600)	(2,056)	1,959	136,929	934	0
PIMCO Long Duration Total Return Fund	128,037	1,560,307	(1,688,170)	13	(11)	176	308	0
PIMCO Long-Term U.S. Government Fund	38,220	851,448	(889,500)	(20)	(2)	146	148	0
PIMCO Moderate Duration Fund	10,330	432,694	(390,900)	(45)	5	52,084	94	0
PIMCO Mortgage-Backed Securities Fund	57,599	171,022	(197,100)	(53)	9	31,477	221	0
PIMCO Mortgage Opportunities Fund	142,715	1,094,471	(1,172,201)	(305)	(7)	64,673	972	0
PIMCO Total Return Fund II	2,627	253,996	(238,420)	(245)	3	17,961	296	0
PIMCO Total Return Fund III	1,152	261,506	(257,400)	(80)	0	5,178	106	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

(b) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities

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provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary

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authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not

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entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the

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option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of

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Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference

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less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a

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Notes to Financial Statements (Cont.)

Fund’s clearing broker or the exchange or clearinghouse itself. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States,

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counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A and C Classes
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO GNMA Fund	0.25%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A	0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.25%	0.40%	0.35%
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	0.21%	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Mortgage Opportunities Fund	0.35%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.25%	0.35%	0.25%	N/A	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D

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Notes to Financial Statements (Cont.)

shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016,

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the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO GNMA Fund	$2,534	$0
PIMCO Long Duration Total Return Fund	2,760	9,688
PIMCO Moderate Duration Fund	79,047	67,547
PIMCO Mortgage-Backed Securities Fund	1,466	0
PIMCO Mortgage Opportunities Fund	12,179	19,837
PIMCO Total Return Fund II	41,382	145,831
PIMCO Total Return Fund III	115,225	123,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Extended Duration Fund	$436,489	$378,960	$6,680	$229
PIMCO GNMA Fund	21,793,854	21,336,444	4,346	2,100
PIMCO Long Duration Total Return Fund	2,135,963	2,803,845	328,567	994,271
PIMCO Long-Term U.S. Government Fund	782,805	967,358	5,023	18,529
PIMCO Moderate Duration Fund	3,427,316	3,537,004	321,712	397,378
PIMCO Mortgage-Backed Securities Fund	6,559,611	6,454,859	12,594	800
PIMCO Mortgage Opportunities Fund	27,459,379	26,323,338	1,155,103	204,303
PIMCO Total Return Fund II	6,914,213	7,161,079	132,429	152,896
PIMCO Total Return Fund III	6,656,436	6,694,840	231,324	307,229

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Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Extended Duration Fund (1)				PIMCO GNMA Fund
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	22,191	$179,474	27,278	$218,326	11,769	$133,428	9,295	$105,116
Class P	9,977	83,164	2,033	15,752	5,500	62,233	4,453	50,328
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	3,972	44,905	2,672	30,172
Class A	0	0	0	0	4,612	52,174	4,183 ^	47,322 ^
Class B	0	0	0	0	0	0	0	3
Class C	0	0	0	0	1,447	16,370	884	10,020
Issued as reinvestment of distributions
Institutional Class	1,970	15,781	1,026	8,146	671	7,591	566	6,400
Class P	221	1,773	73	576	118	1,332	92	1,047
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	185	2,092	175	1,980
Class A	0	0	0	0	394	4,464	431	4,874
Class B	0	0	0	0	0	0	1	7
Class C	0	0	0	0	98	1,113	96	1,081
Cost of shares redeemed
Institutional Class	(21,753)	(172,326)	(21,421)	(176,259)	(9,485)	(107,442)	(9,509)	(107,581)
Class P	(6,075)	(51,495)	(3,297)	(25,395)	(2,942)	(33,262)	(4,065)	(46,023)
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(4,357)	(49,293)	(4,588)	(51,845)
Class A	0	0	0	0	(7,875)	(89,111)	(11,437)	(129,100)
Class B	0	0	0	0	0	0	(268)^	(3,016)^
Class C	0	0	0	0	(3,055)	(34,593)	(3,724)	(42,024)
Net increase (decrease) resulting from Fund share transactions	6,531	$56,371	5,692	$41,146	1,052	$12,001	(10,743)	$(121,239)

140	PIMCO BOND FUNDS

March 31, 2016

PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund				PIMCO Moderate Duration Fund
Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

69,966	$811,805	155,386	$1,811,233	42,581	$397,188	408,949	$4,244,645	16,320	$167,011	50,868	$541,935
644	7,323	1,021	12,122	8,588	64,045	2,523	26,655	316	3,256	694	7,366
0	0	0	0	1,419	12,320	2,960	31,388	1,044	10,708	0	0
153	1,738	749	9,131	4,474	30,762	129	1,504	0	0	0	0
0	0	0	0	24,706	204,098	16,408 ^^	173,765 ^^	0	0	0	0
0	0	0	0	0	0	1	8	0	0	0	0
0	0	0	0	2,235	16,257	1,400	15,553	0	0	0	0

25,623	284,072	15,782	186,536	17,736	110,502	4,322	46,357	6,075	61,902	8,236	86,817
74	826	44	525	2,375	14,567	44	476	28	288	30	316
0	0	0	0	1,983	12,330	118	1,250	0	0	0	0
37	414	4	48	92	582	0	2	0	0	0	0
0	0	0	0	8,736	54,058	349	3,710	0	0	0	0
0	0	0	0	0	0	0	2	0	0	0	0
0	0	0	0	1,553	9,498	28	296	0	0	0	0

(190,243)	(2,143,345)	(240,116)	(2,826,139)	(40,750)	(420,435)	(438,958)	(4,802,975)	(40,343)	(412,903)	(125,649)	(1,336,037)
(1,352)	(15,251)	(560)	(6,583)	(5,232)	(42,622)	(3,020)	(31,830)	(175)	(1,782)	(1,473)	(15,664)
0	0	0	0	(3,863)	(38,046)	(3,589)	(38,204)	(125)	(1,260)	0	0
(874)	(9,765)	(8)	(102)	(3,099)	(22,655)	(17)	(205)	0	0	0	0
0	0	0	0	(25,922)	(236,690)	(17,452)	(184,802)	0	0	0	0
0	0	0	0	0	0	(58)^^	(622)^^	0	0	0	0
0	0	0	0	(1,937)	(17,831)	(950)	(10,040)	0	0	0	0
(95,972)	$(1,062,183)	(67,698)	$(813,229)	35,675	$147,928	(26,813)	$(523,067)	(16,860)	$(172,780)	(67,294)	$(715,267)

ANNUAL REPORT	MARCH 31, 2016	141

Notes to Financial Statements (Cont.)

	PIMCO Mortgage-Backed Securities Fund (2)						PIMCO Mortgage Opportunities Fund
	Year Ended 03/31/2016		Year Ended 03/31/2015				Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	3,948	$41,492	2,535		$26,551		55,588	$613,348	26,704	$296,706
Class P	602	6,338	380		3,976		60,036	665,786	8,580	95,549
Administrative Class	271	2,849	323		3,372		0	0	0	0
Class D	2,845	29,927	848		8,881		6,276	69,463	1,350	15,035
Class A	948	9,980	316	^^^	3,304	^^^	4,063	44,794	1,468	16,356
Class B	0	0	0		0		0	0	0	0
Class C	200	2,102	55		581		1,910	21,158	566	6,300
Issued as reinvestment of distributions
Institutional Class	260	2,733	242		2,535		4,536	49,993	3,616	40,212
Class P	15	155	14		147		379	4,171	164	1,821
Administrative Class	18	189	47		489		0	0	0	0
Class D	89	935	105		1,095		195	2,148	103	1,146
Class A	54	564	67		704		113	1,240	50	554
Class B	0	0	0		2		0	0	0	0
Class C	11	112	14		145		48	523	15	165
Cost of shares redeemed
Institutional Class	(2,813)	(29,549)	(3,781)		(39,417)		(38,188)	(421,349)	(24,083)	(268,070)
Class P	(451)	(4,747)	(466)		(4,876)		(19,019)	(209,440)	(1,631)	(18,145)
Administrative Class	(1,159)	(12,242)	(2,487)		(25,920)		0	0	0	0
Class D	(2,417)	(25,375)	(2,801)		(29,356)		(3,312)	(36,514)	(1,316)	(14,655)
Class A	(882)	(9,266)	(1,481)		(15,473)		(1,154)	(12,717)	(1,488)	(16,560)
Class B	0	0	(33	)^^^	(344	)^^^	0	0	0	0
Class C	(207)	(2,173)	(357)		(3,738)		(688)	(7,589)	(191)	(2,124)
Net increase (decrease) resulting from Fund share transactions	1,332	$14,024	(6,460)		$(67,342)		70,783	$785,015	13,907	$154,290

142	PIMCO BOND FUNDS

March 31, 2016

PIMCO Total Return Fund II (3)				PIMCO Total Return Fund III
Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

8,233	$81,429	20,583	$213,341	14,200	$129,869	22,506	$215,067
850	8,194	282	2,920	2,337	21,208	2,007	19,159
281	2,769	962	9,966	2,007	18,292	2,230	21,264
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

5,532	53,485	6,022	62,161	4,691	42,653	8,658	81,979
37	359	43	442	229	2,084	416	3,935
100	968	169	1,739	314	2,857	584	5,506
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

(35,564)	(352,656)	(176,714)	(1,831,936)	(34,322)	(315,137)	(226,516)	(2,170,199)
(903)	(9,041)	(376)	(3,891)	(2,380)	(21,854)	(9,009)	(86,220)
(1,079)	(10,770)	(4,251)	(43,838)	(5,517)	(50,580)	(5,250)	(49,581)
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(22,513)	$(225,263)	(153,280)	$(1,589,096)	(18,441)	$(170,608)	(204,374)	$(1,959,090)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of March 31, 2016, three shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 38% of the Fund.
(2)	As of March 31, 2016, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 14% of the Fund.
(3)	As of March 31, 2016, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 17% of the Fund.
^	At the NYSE Close on March 25, 2015, 32 Class B shares in the amount of $370 converted into Class A shares of the Fund.
^^	At the NYSE Close on March 25, 2015, 12 Class B shares in the amount of $138 converted into Class A shares of the Fund.
^^^	At the NYSE Close on March 25, 2015, 4 Class B shares in the amount of $38 converted into Class A shares of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012,

BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2016	143

Notes to Financial Statements (Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Extended Duration Fund	$1,606	$2,721	$42,888	$(73)	$0	$0	$0
PIMCO GNMA Fund	0	0	(3,786)	(128)	(30,695)	0	0
PIMCO Long Duration Total Return Fund	12,317	30,805	212,929	(1,065)	0	0	0
PIMCO Long-Term U.S. Government Fund	18,144	0	34,589	(619)	(126,662)	0	0
PIMCO Moderate Duration Fund	0	0	(8,278)	(4,612)	(21,908)	0	(2,852)
PIMCO Mortgage-Backed Securities Fund	192	0	3,333	(14)	(11,444)	0	0
PIMCO Mortgage Opportunities Fund	9,390	0	(681)	(4,405)	(17,783)	0	0
PIMCO Total Return Fund II	3,467	0	11,661	(1,460)	(4,153)	0	0
PIMCO Total Return Fund III	0	0	(2,244)	(4,583)	(524)	0	(5,692)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, real estate investment trusts (REITs), and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(6):

	Short-Term	Long-Term
PIMCO Extended Duration Fund	$0	$0
PIMCO GNMA Fund	14,483	16,212
PIMCO Long Duration Total Return Fund	0	0
PIMCO Long-Term U.S. Government Fund*	60,419	66,243
PIMCO Moderate Duration Fund	15,170	6,738
PIMCO Mortgage-Backed Securities Fund	3,572	7,872
PIMCO Mortgage Opportunities Fund	12,750	5,033
PIMCO Total Return Fund II	841	3,312
PIMCO Total Return Fund III	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

144	PIMCO BOND FUNDS

March 31, 2016

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Extended Duration Fund	$473,885	$43,777	$(183)	$43,594
PIMCO GNMA Fund	1,688,420	15,248	(13,579)	1,669
PIMCO Long Duration Total Return Fund	3,205,366	276,532	(58,839)	217,693
PIMCO Long-Term U.S. Government Fund	652,462	40,302	(5,180)	35,122
PIMCO Moderate Duration Fund	1,602,899	40,312	(24,078)	16,234
PIMCO Mortgage-Backed Securities Fund	388,829	5,694	(1,814)	3,880
PIMCO Mortgage Opportunities Fund	3,161,008	66,981	(32,810)	34,171
PIMCO Total Return Fund II	1,138,520	39,400	(6,960)	32,440
PIMCO Total Return Fund III	1,466,368	47,423	(19,347)	28,076

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred securities for federal income tax purposes.

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2016			March 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Extended Duration Fund	$12,614	$5,654	$0	$9,102	$0	$0
PIMCO GNMA Fund	16,868	0	988	16,564	0	0
PIMCO Long Duration Total Return Fund	201,564	88,403	0	192,479	0	0
PIMCO Long-Term U.S. Government Fund	229,440	0	0	54,027	0	0
PIMCO Moderate Duration Fund	56,579	12,166	0	83,277	11,876	0
PIMCO Mortgage-Backed Securities Fund	4,848	0	0	5,162	0	205
PIMCO Mortgage Opportunities Fund	72,301	0	0	45,826	0	0
PIMCO Total Return Fund II	34,914	24,134	0	43,534	25,794	0
PIMCO Total Return Fund III	35,096	14,845	1,908	83,669	15,458	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2016	145

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, and PIMCO Mortgage Opportunities Fund) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Extended Duration Fund, PIMCO GNMA Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities Fund, PIMCO Total Return Fund II, and PIMCO Total Return Fund III (nine series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations and the cash flows for PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, and PIMCO Mortgage Opportunities Fund for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

146	PIMCO BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets
BOM	Bank of Montreal	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SGY	Societe Generale, New York
BSN	Bank of Nova Scotia	MEI	Merrill Lynch International	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	THB	Thai Baht
CHF	Swiss Franc	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
BABs	Build America Bonds	FSB	Federal Savings Bank	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2016	147

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Extended Duration Fund	0.00%	0.00%	$2,886	$1,068
PIMCO GNMA Fund	0.00%	0.00%	16,867	0
PIMCO Long Duration Total Return Fund	0.00%	0.74%	154,351	3,678
PIMCO Long-Term U.S. Government Fund	0.00%	0.00%	18,570	210,872
PIMCO Moderate Duration Fund	1.27%	1.27%	32,006	13,902
PIMCO Mortgage-Backed Securities Fund	0.00%	0.00%	4,847	0
PIMCO Mortgage Opportunities Fund	0.00%	0.00%	72,301	0
PIMCO Total Return Fund II	2.29%	2.29%	25,237	9,674
PIMCO Total Return Fund III	3.40%	3.40%	28,082	1,313

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

148	PIMCO BOND FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2016	149

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

150	PIMCO BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2016	151

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

152	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3002AR_033116

PIMCO Funds

Annual Report

March 31, 2016

Credit Bond Funds

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Floating Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Fund

PIMCO Senior Floating Rate Fund

PIMCO Capital Securities and Financials Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite

2	PIMCO CREDIT BOND FUNDS

heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding the Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, interest rate risk, call risk, credit risk, capital and financial securities risk, concentration in banking industries risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, basis risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, senior loan risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, convertible securities risk, leveraging risk, management risk, subsidiary risk, Regulation S securities risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund

4	PIMCO CREDIT BOND FUNDS

invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. In addition, with respect to the PIMCO Senior Floating Rate Fund, the Average Annual Total Return table does not reflect any redemption fees that would have applied for shares that are held 30 or fewer calendar days. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchases for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Credit Absolute Return Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	08/31/11	08/31/11	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	10/29/04	07/31/03	07/31/03	07/31/03	—	Diversified
PIMCO Floating Income Fund	07/30/04	07/30/04	04/30/08	12/30/05	07/30/04	07/30/04	09/30/04	—	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	—	09/15/10	09/15/10	09/15/10	—	Diversified
PIMCO Long-Term Credit Fund	03/31/09	03/31/09	02/29/12	—	10/31/14	—	—	—	Diversified
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	04/29/11	04/29/11	04/29/11	04/29/11	Diversified
PIMCO Capital Securities and Financials Fund	04/13/15	04/13/15	04/13/15	—	04/13/15	04/13/15	04/13/15	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the Funds (Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Absolute Return Fund

Institutional Class - PCARX	Class A - PZCRX
Class P - PPCRX	Class C - PCCRX
Class D - PDCRX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	22.3%
Short-Term Instruments‡	20.7%
U.S. Treasury Obligations	19.8%
Non-Agency Mortgage-Backed Securities	16.4%
Asset-Backed Securities	13.2%
Bank Loan Obligations	5.8%
Other	1.8%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (08/31/11)
PIMCO Credit Absolute Return Fund Institutional Class	(3.77)%	2.03%
PIMCO Credit Absolute Return Fund Class P	(3.97)%	1.92%
PIMCO Credit Absolute Return Fund Class D	(4.18)%	1.62%
PIMCO Credit Absolute Return Fund Class A	(4.21)%	1.61%
PIMCO Credit Absolute Return Fund Class A (adjusted)	(7.79)%	0.76%
PIMCO Credit Absolute Return Fund Class C	(4.83)%	0.87%
PIMCO Credit Absolute Return Fund Class C (adjusted)	(5.76)%	0.87%
3 Month USD LIBOR Index	0.37%	0.33%
Lipper Alternative Credit Focus Funds Average	(3.05)%	1.92%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.30% for Class D shares, 1.30% for Class A shares, and 2.05% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Credit Absolute Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Long exposure to U.S. interest rates was positive for performance as yields fell.

»	An allocation to pipelines/midstream energy companies was negative for performance, as the sector posted negative absolute returns.

»	An allocation to the banking sector was positive for performance, as the sector posted positive absolute returns.

»	Long exposure to non-agency mortgage-backed securities was positive for performance, as the asset class posted positive absolute returns.

»	An allocation to the building materials sector was positive for performance, as the sector posted positive absolute returns.

»	Long exposure to the media non-cable sector was negative for performance, as the sector posted negative absolute returns.

ANNUAL REPORT	MARCH 31, 2016	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class D - PDVDX
Class P - PDVPX	Class A - PDVAX
Administrative Class - PDAAX	Class C - PDICX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	53.3%
Non-Agency Mortgage-Backed Securities	10.0%
Sovereign Issues	8.2%
Short-Term Instruments‡	7.3%
U.S. Government Agencies	6.7%
U.S. Treasury Obligations	5.1%
Other	9.4%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	0.27%	4.48%	6.26%	6.98%
PIMCO Diversified Income Fund Class P	0.17%	4.37%	6.15%	6.88%
PIMCO Diversified Income Fund Administrative Class	0.02%	4.22%	6.00%	6.72%
PIMCO Diversified Income Fund Class D	(0.13)%	4.06%	5.84%	6.55%
PIMCO Diversified Income Fund Class A	(0.13)%	4.06%	5.84%	6.55%
PIMCO Diversified Income Fund Class A (adjusted)	(3.88)%	3.27%	5.44%	6.23%
PIMCO Diversified Income Fund Class C	(0.88)%	3.29%	5.05%	5.76%
PIMCO Diversified Income Fund Class C (adjusted)	(1.81)%	3.29%	5.05%	5.76%
Barclays Global Credit Hedged USD Index	0.87%	5.13%	5.43%	5.43%
1/3 each-Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	1.28%	5.72%	6.51%	7.00%
1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global*	1.64%	5.67%	6.49%	7.00%
Lipper Multi-Sector Income Funds Average	(1.68)%	3.33%	4.78%	5.48%

All Fund returns are net of fees and expenses.

* Prior to July 31, 2015, the Fund’s secondary benchmark was the 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.76% for Institutional Class shares, 0.86% for Class P shares, 1.01% for Administrative Class shares, 1.16% for Class D shares, 1.16% for Class A shares and 1.91% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to Brazilian debt detracted from performance, as Brazil generated negative total returns.

»	Short exposure to the Japanese yen versus the U.S. dollar detracted from performance, as the Japanese yen appreciated versus the U.S. dollar.

»	Exposure to investment grade credit benefited absolute performance, as the asset class generated positive total returns.

»	Exposure to Russian external debt benefited absolute performance, as Russian external debt generated positive total returns.

»	Exposure to municipal debt benefited absolute performance, as this asset class generated positive absolute returns.

8	PIMCO CREDIT BOND FUNDS

PIMCO Floating Income Fund

Institutional Class - PFIIX	Class D - PFIDX
Class P - PFTPX	Class A - PFIAX
Administrative Class - PFTAX	Class C - PFNCX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	48.5%
Short-Term Instruments‡	13.9%
Bank Loan Obligations	9.7%
Non-Agency Mortgage-Backed Securities	9.4%
U.S. Government Agencies	8.7%
Other	9.8%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	(2.38)%	1.18%	2.35%	2.97%
PIMCO Floating Income Fund Class P	(2.49)%	1.08%	2.25%	2.87%
PIMCO Floating Income Fund Administrative Class	(2.63)%	0.93%	2.10%	2.72%
PIMCO Floating Income Fund Class D	(2.77)%	0.78%	1.94%	2.56%
PIMCO Floating Income Fund Class A	(2.77)%	0.78%	1.94%	2.56%
PIMCO Floating Income Fund Class A (adjusted)	(4.96)%	0.33%	1.71%	2.36%
PIMCO Floating Income Fund Class C	(3.06)%	0.48%	1.64%	2.24%
PIMCO Floating Income Fund Class C (adjusted)	(3.99)%	0.48%	1.64%	2.24%
3 Month USD LIBOR Index	0.37%	0.33%	1.59%	1.81%
Equally weighted blend of three indices, at constant 0.25 year duration, as calculated by PIMCO: Barclays Global Aggregate Credit Component ex Emerging Markets, USD Hedged; BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Developed Markets Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	(1.69)%	1.99%	N/A	N/A
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global**	(1.34)%	1.72%	1.44%	2.17%
Lipper Multi-Sector Income Funds Average	(1.68)%	3.33%	4.78%	5.08%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2004.

** Prior to July 31, 2015, the Fund’s secondary benchmark was a blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.57% for Institutional Class shares, 0.67% for Class P shares, 0.82% for Administrative Class shares, 0.97% for Class D shares, 0.97% for Class A shares, and 1.27% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Floating Income Fund seeks maximum current yield consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, variable and floating-rate Fixed Income Instruments and Fixed Income Instruments with durations of less than or equal to one year, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to high yield credit detracted from absolute performance, as the asset class generated negative total returns.

»	Exposure to Brazilian debt detracted from absolute performance, as Brazil generated negative total returns.

»	Short exposure to the Japanese yen versus the U.S. dollar detracted from performance, as the Japanese yen strengthened versus the U.S. dollar.

»	Exposure to Venezuelan debt benefited absolute performance, as Venezuelan debt generated positive total returns.

»	Exposure to Russian external debt benefited performance, as Russian external debt outperformed the broader external emerging debt markets.

»	Exposure to municipal debt benefited absolute performance, as this asset class generated positive absolute returns.

ANNUAL REPORT	MARCH 31, 2016	9

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
Class P - PHSPX	Class C - PHSCX
Class D - PHSDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	91.1%
Short-Term Instruments‡	8.8%
Bank Loan Obligations	0.1%
Common Stocks	0.0%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	(2.20)%	5.41%	6.56%
PIMCO High Yield Spectrum Fund Class P	(2.29)%	5.31%	6.46%
PIMCO High Yield Spectrum Fund Class D	(2.54)%	5.04%	6.19%
PIMCO High Yield Spectrum Fund Class A	(2.54)%	5.05%	6.19%
PIMCO High Yield Spectrum Fund Class A (adjusted)	(6.23)%	4.25%	5.46%
PIMCO High Yield Spectrum Fund Class C	(3.26)%	4.27%	5.40%
PIMCO High Yield Spectrum Fund Class C (adjusted)	(4.17)%	4.27%	5.40%
BofA/Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index	(2.76)%	5.62%	6.46%
Lipper High Yield Funds Average	(4.01)%	3.83%	4.78%*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.61% for Institutional Class shares, 0.71% for Class P shares, 0.96% for Class D shares, 0.96% for Class A shares, and 1.71% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to the energy and metals and mining sectors benefited relative returns, as these sectors underperformed the broader high yield bond market.

»	An overweight to the health care sector benefited relative returns, as the sector outperformed the broader high yield bond market.

»	An underweight to the finance & insurance and automotive sectors detracted from relative returns, as these sectors outperformed the broader high yield bond market.

10	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX	Class D - PTCDX
Class P - PLCPX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	45.8%
U.S. Treasury Obligations	35.6%
Municipal Bonds & Notes	7.0%
Bank Loan Obligations	4.5%
Short-Term Instruments‡	1.2%
Other	5.9%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	(1.24)%	9.25%	11.88%
PIMCO Long-Term Credit Fund Class P	(1.34)%	9.15%	11.77%
PIMCO Long-Term Credit Fund Class D	(1.63)%	8.82%	11.44%
Barclays U.S. Long Credit Index	(1.08)%	7.77%	10.66%
Lipper General Bond Funds Average	(0.42)%	4.90%	8.47%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.58% for Institutional Class shares, 0.68% for Class P shares. and 0.98% for Class D Shares.

Investment Objective and Strategy Overview

»

PIMCO Long-Term Credit Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»

Duration and yield curve positioning were net positive for performance. During the first nine months of the period, the Fund was underweight duration as yields rose, which was positive for relative performance. Yield curve positioning designed to benefit from a flattening yield curve in the U.S. was positive, as the curve flattened over the last nine months of the period.

»	An overweight to the banks and finance sectors was positive for relative performance, as these sectors outperformed the broader credit market.

»	An underweight to the pharmaceuticals, diversified manufacturing and technology sectors was negative for relative performance, as these sectors outperformed the broader credit market.

ANNUAL REPORT	MARCH 31, 2016	11

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
Class P - PSRPX	Class C - PSRWX
Class D - PSRDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Bank Loan Obligations	84.4%
Short-Term Instruments‡	8.2%
Corporate Bonds & Notes	7.4%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	(0.34)%	3.09%
PIMCO Senior Floating Rate Fund Class P	(0.44)%	2.98%
PIMCO Senior Floating Rate Fund Class D	(0.63)%	2.78%
PIMCO Senior Floating Rate Fund Class A	(0.63)%	2.78%
PIMCO Senior Floating Rate Fund Class A (adjusted)	(2.85)%	1.99%
PIMCO Senior Floating Rate Fund Class C	(1.38)%	2.03%
PIMCO Senior Floating Rate Fund Class C (adjusted)	(2.34)%	2.03%
J.P. Morgan BB/B Leveraged Loan Index	0.78%	3.58%
Lipper Loan Participation Funds Average	(1.83)%	2.62%*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.71% for Institutional Class shares, 0.81% for Class P shares, 1.01% for Class D shares, 1.01% for Class A shares, and 1.76% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to the consumer products, technology and industrial services sectors detracted from relative performance, as these sectors outperformed the broader loan market.

»	An underweight to the transportation sector benefited relative performance, as this sector underperformed the broader loan market.

»	An overweight to the health care sector benefited performance, as the sector outperformed the broader loan market.

12	PIMCO CREDIT BOND FUNDS

PIMCO Capital Securities and Financials Fund

Institutional Class - PFINX	Class A - PFANX
Class P - PFPNX	Class C - PFCNX
Class D - PFDNX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	94.7%
Common Stocks	3.2%
Short-Term Instruments	1.9%
Preferred Securities	0.2%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

Cumulative Total Return for the period ended March 31, 2016
Fund Inception (04/13/15)*
PIMCO Capital Securities and Financials Fund Institutional Class	(1.82)%
PIMCO Capital Securities and Financials Fund Class P	(1.77)%
PIMCO Capital Securities and Financials Fund Class D	(2.18)%
PIMCO Capital Securities and Financials Fund Class A	(2.10)%
PIMCO Capital Securities and Financials Fund Class A (adjusted)	(5.78)%
PIMCO Capital Securities and Financials Fund Class C	(2.78)%
PIMCO Capital Securities and Financials Fund Class C (adjusted)	(3.73)%
70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO)	1.47%
Lipper Financial Services Funds Average	(4.99)%**

All Fund returns are net of fees and expenses.

* Cumulative Return

** Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.91% for Institutional Class shares, 1.01% for Class P shares, 1.26% for Class D shares, 1.26% for Class A shares, and 2.01% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Capital Securities and Financials Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Capital Securities and Financial Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) for purposes of satisfying their regulatory capital requirements. “Financial Securities” include Capital Securities and all other securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies). Capital Securities and Financial Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Fund Insights

Following are key factors impacting the Fund’s performance since the Fund’s inception:

»	Exposure to additional Tier 1 Contingent Convertible (“CoCo”) and Tier 2 CoCos was negative for performance, as these issues posted negative returns.

»	Exposure to legacy Tier 1 and preferred issues was positive for performance, as the sector posted positive absolute returns.

»	Exposure to financial equities was negative for performance, as financial equities generally posted negative returns.

»	Positive duration exposure in the U.S. was positive for performance, as U.S. rates fell.

»	Long exposure to the U.S. dollar versus short exposure to the euro detracted from performance, as the U.S. dollar declined relative to the euro.

ANNUAL REPORT	MARCH 31, 2016	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Credit Absolute Return Fund
Institutional Class	$1,000.00	$990.00	$4.73	$1,000.00	$1,020.25	$4.80	0.95%
Class P	1,000.00	989.40	5.22	1,000.00	1,019.75	5.30	1.05
Class D	1,000.00	987.40	6.71	1,000.00	1,018.25	6.81	1.35
Class A	1,000.00	987.10	6.71	1,000.00	1,018.25	6.81	1.35
Class C	1,000.00	984.20	10.42	1,000.00	1,014.50	10.58	2.10
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,032.40	$3.81	$1,000.00	$1,021.25	$3.79	0.75%
Class P	1,000.00	1,031.90	4.32	1,000.00	1,020.75	4.29	0.85
Administrative Class	1,000.00	1,031.10	5.08	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00	1,030.40	5.84	1,000.00	1,019.25	5.81	1.15
Class A	1,000.00	1,030.40	5.84	1,000.00	1,019.25	5.81	1.15
Class C	1,000.00	1,026.50	9.63	1,000.00	1,015.50	9.57	1.90
PIMCO Floating Income Fund
Institutional Class	$1,000.00	$1,010.70	$2.76	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,010.10	3.27	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	1,009.40	4.02	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,008.70	4.77	1,000.00	1,020.25	4.80	0.95
Class A	1,000.00	1,008.70	4.77	1,000.00	1,020.25	4.80	0.95
Class C	1,000.00	1,007.20	6.27	1,000.00	1,018.75	6.31	1.25

14	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,018.40	$3.08	$1,000.00	$1,021.95	$3.08	0.61%
Class P	1,000.00	1,017.90	3.58	1,000.00	1,021.45	3.59	0.71
Class D	1,000.00	1,016.60	4.84	1,000.00	1,020.20	4.85	0.96
Class A	1,000.00	1,016.60	4.84	1,000.00	1,020.20	4.85	0.96
Class C	1,000.00	1,012.80	8.60	1,000.00	1,016.45	8.62	1.71
PIMCO Long-Term Credit Fund
Institutional Class	$1,000.00	$1,065.90	$3.56	$1,000.00	$1,021.55	$3.49	0.69%
Class P	1,000.00	1,065.40	4.08	1,000.00	1,021.05	3.99	0.79
Class D	1,000.00	1,063.80	5.62	1,000.00	1,019.55	5.50	1.09
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,000.70	$3.65	$1,000.00	$1,021.35	$3.69	0.73%
Class P	1,000.00	1,000.20	4.15	1,000.00	1,020.85	4.19	0.83
Class D	1,000.00	999.20	5.15	1,000.00	1,019.85	5.20	1.03
Class A	1,000.00	999.20	5.15	1,000.00	1,019.85	5.20	1.03
Class C	1,000.00	995.50	8.88	1,000.00	1,016.10	8.97	1.78
PIMCO Capital Securities and Financials Fund (Consolidated)
Institutional Class	$1,000.00	$1,002.60	$3.96	$1,000.00	$1,021.05	$3.99	0.79%
Class P	1,000.00	1,004.00	4.46	1,000.00	1,020.55	4.50	0.89
Class D	1,000.00	1,000.90	5.70	1,000.00	1,019.30	5.76	1.14
Class A	1,000.00	1,001.20	5.70	1,000.00	1,019.30	5.76	1.14
Class C	1,000.00	998.30	9.44	1,000.00	1,015.55	9.52	1.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2016	15

Benchmark Descriptions

Index*	Description

1/3 each-Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	The benchmark is an equally weighted blend of the following three indices: Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hedged. The Barclays Global Aggregate Credit Component provides a broad-based measure of the global investment-grade fixed income markets.The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO)	The benchmark is a blend of 70% BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% BofA Merrill Lynch Contingent Capital Index (COCO). The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The BofA Merrill Lynch Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Barclays Global Credit Hedged USD Index	Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Barclays U.S. Long Credit Index	Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

16	PIMCO CREDIT BOND FUNDS

Index*	Description

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; All USD Hedged. The Barclays Global Aggregate Credit Component provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

BofA/Merrill Lynch Developed Markets High Yield Constrained (USDHedged) Index	The BofA/Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

Equally weighted blend of three indices, at constant 0.25 year duration, as calculated by PIMCO: Barclays Global Aggregate Credit Component ex Emerging Markets, USD Hedged; BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Developed Markets Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Global Aggregate Credit ex Emerging Markets, BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, JPMorgan EMBI Global; All USD Hedged. The Barclays Global Aggregate Credit ex Emerging Markets provides a broad-based measure of the global investment-grade fixed income markets excluding emerging markets. The BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index tracks the performance of below investment grade bonds of developed markets corporate rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Credit Absolute Return Fund
Institutional Class
03/31/2016	$10.02	$0.35	$(0.72)	$(0.37)	$(0.26)	$(0.07)	$0.00	$(0.33)
03/31/2015	10.62	0.25	(0.07)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.70	0.18	(0.08)	0.10	(0.15)	(0.03)	0.00	(0.18)
03/31/2013	10.11	0.29	0.56	0.85	(0.24)	(0.02)	0.00	(0.26)
08/31/2011 - 03/31/2012	10.00	0.16	0.05	0.21	(0.10)	0.00	0.00	(0.10)
Class P
03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)
03/31/2015	10.61	0.26	(0.08)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.69	0.17	(0.08)	0.09	(0.14)	(0.03)	0.00	(0.17)
03/31/2013	10.11	0.28	0.55	0.83	(0.23)	(0.02)	0.00	(0.25)
08/31/2011 - 03/31/2012	10.00	0.16	0.06	0.22	(0.11)	0.00	0.00	(0.11)
Class D
03/31/2016	10.03	0.30	(0.71)	(0.41)	(0.23)	(0.07)	0.00	(0.30)
03/31/2015	10.63	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.72	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.18)	(0.02)	0.00	(0.20)
08/31/2011 - 03/31/2012	10.00	0.14	0.06	0.20	(0.09)	0.00	0.00	(0.09)
Class A
03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)
03/31/2015	10.66	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.75	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.15)	(0.02)	0.00	(0.17)
08/31/2011 - 03/31/2012	10.00	0.15	0.04	0.19	(0.08)	0.00	0.00	(0.08)
Class C
03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)
03/31/2015	10.59	0.15	(0.09)	0.06	(0.29)	(0.38)	0.00	(0.67)
03/31/2014	10.70	0.07	(0.09)	(0.02)	(0.06)	(0.03)	0.00	(0.09)
03/31/2013	10.08	0.17	0.56	0.73	(0.09)	(0.02)	0.00	(0.11)
08/31/2011 - 03/31/2012	10.00	0.10	0.05	0.15	(0.07)	0.00	0.00	(0.07)

PIMCO Diversified Income Fund
Institutional Class
03/31/2016	$10.89	$0.49	$(0.47)	$0.02	$(0.70)	$(0.06)	$0.00	$(0.76)
03/31/2015	11.63	0.49	(0.07)	0.42	(0.63)	(0.53)	0.00	(1.16)
03/31/2014	12.16	0.46	(0.36)	0.10	(0.55)	(0.08)	0.00	(0.63)
03/31/2013	11.64	0.48	0.74	1.22	(0.67)	(0.03)	0.00	(0.70)
03/31/2012	11.50	0.53	0.25	0.78	(0.60)	(0.04)	0.00	(0.64)
Class P
03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)
03/31/2015	11.63	0.49	(0.08)	0.41	(0.62)	(0.53)	0.00	(1.15)
03/31/2014	12.16	0.45	(0.36)	0.09	(0.54)	(0.08)	0.00	(0.62)
03/31/2013	11.64	0.47	0.73	1.20	(0.65)	(0.03)	0.00	(0.68)
03/31/2012	11.50	0.52	0.24	0.76	(0.58)	(0.04)	0.00	(0.62)
Administrative Class
03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)
03/31/2015	11.63	0.47	(0.07)	0.40	(0.61)	(0.53)	0.00	(1.14)
03/31/2014	12.16	0.43	(0.36)	0.07	(0.52)	(0.08)	0.00	(0.60)
03/31/2013	11.64	0.45	0.73	1.18	(0.63)	(0.03)	0.00	(0.66)
03/31/2012	11.50	0.51	0.24	0.75	(0.57)	(0.04)	0.00	(0.61)
Class D
03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)

Please see footnotes on page 24.

18	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.32	(3.77)%	$349,267	0.93%		0.93%		0.90%		0.90%		3.56%		110%
10.02	1.77	783,382	0.90		0.90		0.90		0.90		2.31		148
10.62	0.94	2,511,169	0.90		0.90		0.90		0.90		1.75		318
10.70	8.56	713,324	0.90		0.90		0.90		0.90		2.79		226
10.11	2.15	137,425	0.90	*	0.94	*	0.90	*	0.94	*	2.82	*	225

9.30	(3.97)	16,832	1.03		1.03		1.00		1.00		3.44		110
10.01	1.75	42,103	1.00		1.00		1.00		1.00		2.49		148
10.61	0.86	44,593	1.00		1.00		1.00		1.00		1.65		318
10.69	8.36	15,056	1.00		1.00		1.00		1.00		2.71		226
10.11	2.19	2,426	1.00	*	1.04	*	1.00	*	1.04	*	2.67	*	225

9.32	(4.18)	5,958	1.33		1.33		1.30		1.30		3.08		110
10.03	1.40	14,988	1.30		1.30		1.30		1.30		2.10		148
10.63	0.44	30,625	1.30		1.30		1.30		1.30		1.43		318
10.72	8.11	26,065	1.30		1.30		1.30		1.30		2.39		226
10.11	2.01	6,136	1.30	*	1.34	*	1.30	*	1.34	*	2.47	*	225

9.34	(4.21)	15,498	1.33		1.33		1.30		1.30		3.24		110
10.06	1.38	19,566	1.30		1.30		1.30		1.30		2.08		148
10.66	0.47	36,773	1.30		1.30		1.30		1.30		1.39		318
10.75	8.17	19,607	1.30		1.30		1.30		1.30		2.38		226
10.11	1.95	8,421	1.30	*	1.34	*	1.30	*	1.34	*	2.56	*	225

9.26	(4.83)	7,188	2.08		2.08		2.05		2.05		2.45		110
9.98	0.62	10,531	2.05		2.05		2.05		2.05		1.45		148
10.59	(0.24)	12,250	2.05		2.05		2.05		2.05		0.63		318
10.70	7.31	5,180	2.05		2.05		2.05		2.05		1.65		226
10.08	1.47	1,716	2.05	*	2.09	*	2.05	*	2.09	*	1.69	*	225

$10.15	0.27%	$1,876,489	0.76%		0.76%		0.75%		0.75%		4.71%		99%
10.89	3.85	2,132,087	0.76		0.76		0.75		0.75		4.27		59
11.63	1.02	4,929,952	0.75		0.75		0.75		0.75		3.94		80
12.16	10.62	6,388,188	0.75		0.75		0.75		0.75		3.97		184
11.64	6.99	4,770,751	0.75		0.75		0.75		0.75		4.64		65

10.15	0.17	53,679	0.86		0.86		0.85		0.85		4.63		99
10.89	3.74	50,087	0.86		0.86		0.85		0.85		4.25		59
11.63	0.92	72,021	0.85		0.85		0.85		0.85		3.83		80
12.16	10.51	116,078	0.85		0.85		0.85		0.85		3.87		184
11.64	6.88	58,345	0.85		0.85		0.85		0.85		4.57		65

10.15	0.02	8,983	1.01		1.01		1.00		1.00		4.47		99
10.89	3.59	9,663	1.01		1.01		1.00		1.00		4.14		59
11.63	0.77	9,325	1.00		1.00		1.00		1.00		3.68		80
12.16	10.34	12,590	1.00		1.00		1.00		1.00		3.72		184
11.64	6.72	6,692	1.00		1.00		1.00		1.00		4.45		65

10.15	(0.13)	46,148	1.16		1.16		1.15		1.15		4.31		99
10.89	3.43	57,048	1.16		1.16		1.15		1.15		3.95		59
11.63	0.62	70,643	1.15		1.15		1.15		1.15		3.50		80
12.16	10.18	177,151	1.15		1.15		1.15		1.15		3.57		184
11.64	6.56	82,911	1.15		1.15		1.15		1.15		4.24		65

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2016	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Diversified Income Fund (Cont.)
Class A
03/31/2016	$10.89	$0.45	$(0.47)	$(0.02)	$(0.66)	$(0.06)	$0.00	$(0.72)
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
Class C
03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)
03/31/2015	11.63	0.37	(0.08)	0.29	(0.50)	(0.53)	0.00	(1.03)
03/31/2014	12.16	0.33	(0.36)	(0.03)	(0.42)	(0.08)	0.00	(0.50)
03/31/2013	11.64	0.34	0.74	1.08	(0.53)	(0.03)	0.00	(0.56)
03/31/2012	11.50	0.40	0.24	0.64	(0.46)	(0.04)	0.00	(0.50)

PIMCO Floating Income Fund
Institutional Class
03/31/2016	$8.26	$0.36	$(0.55)	$(0.19)	$(0.40)	$0.00	$0.00	$(0.40)
03/31/2015	8.85	0.38	(0.54)	(0.16)	(0.43)	0.00	0.00	(0.43)
03/31/2014	8.94	0.32	(0.02)	0.30	(0.39)	0.00	0.00	(0.39)
03/31/2013	8.69	0.34	0.33	0.67	(0.42)	0.00	0.00	(0.42)
03/31/2012	9.15	0.36	(0.43)	(0.07)	(0.39)	0.00	0.00	(0.39)
Class P
03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2015	8.85	0.38	(0.55)	(0.17)	(0.42)	0.00	0.00	(0.42)
03/31/2014	8.94	0.33	(0.04)	0.29	(0.38)	0.00	0.00	(0.38)
03/31/2013	8.69	0.33	0.33	0.66	(0.41)	0.00	0.00	(0.41)
03/31/2012	9.15	0.35	(0.43)	(0.08)	(0.38)	0.00	0.00	(0.38)
Administrative Class
03/31/2016	8.26	0.34	(0.55)	(0.21)	(0.38)	0.00	0.00	(0.38)
03/31/2015	8.85	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)
03/31/2014	8.94	0.33	(0.05)	0.28	(0.37)	0.00	0.00	(0.37)
03/31/2013	8.69	0.31	0.33	0.64	(0.39)	0.00	0.00	(0.39)
03/31/2012	9.15	0.33	(0.43)	(0.10)	(0.36)	0.00	0.00	(0.36)
Class D
03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
Class A
03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
Class C
03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)
03/31/2015	8.85	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2014	8.94	0.28	(0.04)	0.24	(0.33)	0.00	0.00	(0.33)
03/31/2013	8.69	0.27	0.33	0.60	(0.35)	0.00	0.00	(0.35)
03/31/2012	9.15	0.30	(0.43)	(0.13)	(0.33)	0.00	0.00	(0.33)

PIMCO High Yield Spectrum Fund
Institutional Class
03/31/2016	$10.15	$0.60	$(0.83)	$(0.23)	$(0.66)	$(0.04)	$0.00	$(0.70)
03/31/2015	11.09	0.66	(0.50)	0.16	(0.66)	(0.44)	0.00	(1.10)
03/31/2014	11.06	0.69	0.18	0.87	(0.69)	(0.15)	0.00	(0.84)
03/31/2013	10.37	0.66	0.77	1.43	(0.74)	(0.00)^	0.00	(0.74)
03/31/2012	10.55	0.69	(0.13)	0.56	(0.71)	(0.03)	0.00	(0.74)

Please see footnotes on page 24.

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short	Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.15	(0.13)%	$146,814	1.16%	1.16%	1.15%	1.15%	4.32%	99%
10.89	3.44	161,337	1.16	1.16	1.15	1.15	3.95	59
11.63	0.62	197,915	1.15	1.15	1.15	1.15	3.53	80
12.16	10.18	340,140	1.15	1.15	1.15	1.15	3.57	184
11.64	6.56	250,697	1.15	1.15	1.15	1.15	4.25	65

10.15	(0.88)	103,810	1.91	1.91	1.90	1.90	3.57	99
10.89	2.67	121,179	1.91	1.91	1.90	1.90	3.21	59
11.63	(0.13)	148,202	1.90	1.90	1.90	1.90	2.79	80
12.16	9.36	205,753	1.90	1.90	1.90	1.90	2.82	184
11.64	5.77	167,387	1.90	1.90	1.90	1.90	3.49	65

$7.67	(2.38)%	$77,614	0.56%	0.56%	0.55%	0.55%	4.52%	118%
8.26	(1.93)	290,420	0.57	0.57	0.55	0.55	4.30	65
8.85	3.46	1,652,654	0.55	0.55	0.55	0.55	3.64	59
8.94	7.84	3,851,640	0.55	0.55	0.55	0.55	3.81	106
8.69	(0.70)	3,430,030	0.55	0.55	0.55	0.55	4.13	43

7.67	(2.49)	18,959	0.66	0.66	0.65	0.65	4.41	118
8.26	(2.02)	149,593	0.67	0.67	0.65	0.65	4.38	65
8.85	3.36	184,814	0.65	0.65	0.65	0.65	3.75	59
8.94	7.73	33,927	0.65	0.65	0.65	0.65	3.71	106
8.69	(0.80)	22,708	0.65	0.65	0.65	0.65	4.03	43

7.67	(2.63)	267	0.81	0.81	0.80	0.80	4.28	118
8.26	(2.18)	370	0.82	0.82	0.80	0.80	4.09	65
8.85	3.20	1,990	0.80	0.80	0.80	0.80	3.79	59
8.94	7.58	273	0.80	0.80	0.80	0.80	3.56	106
8.69	(0.96)	292	0.80	0.80	0.80	0.80	3.89	43

7.67	(2.77)	13,402	0.96	0.96	0.95	0.95	4.13	118
8.26	(2.32)	21,555	0.97	0.97	0.95	0.95	4.04	65
8.85	3.04	35,120	0.95	0.95	0.95	0.95	3.37	59
8.94	7.41	41,668	0.95	0.95	0.95	0.95	3.40	106
8.69	(1.09)	70,612	0.95	0.95	0.95	0.95	3.73	43

7.67	(2.77)	115,209	0.96	0.96	0.95	0.95	4.14	118
8.26	(2.32)	168,542	0.97	0.97	0.95	0.95	4.08	65
8.85	3.05	250,617	0.95	0.95	0.95	0.95	3.40	59
8.94	7.41	187,820	0.95	0.95	0.95	0.95	3.41	106
8.69	(1.09)	144,688	0.95	0.95	0.95	0.95	3.73	43

7.67	(3.06)	85,141	1.26	1.26	1.25	1.25	3.84	118
8.26	(2.61)	119,253	1.27	1.27	1.25	1.25	3.77	65
8.85	2.74	181,269	1.25	1.25	1.25	1.25	3.14	59
8.94	7.09	93,431	1.25	1.25	1.25	1.25	3.11	106
8.69	(1.39)	86,171	1.25	1.25	1.25	1.25	3.43	43

$9.22	(2.20)%	$1,673,680	0.61%	0.61%	0.60%	0.60%	6.29%	30%
10.15	1.69	1,890,637	0.61	0.61	0.60	0.60	6.19	34
11.09	8.25	3,085,230	0.60	0.60	0.60	0.60	6.23	47
11.06	14.29	2,898,520	0.58	0.60	0.58	0.60	6.10	30
10.37	5.78	922,443	0.55	0.60	0.55	0.60	6.77	44

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2016	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO High Yield Spectrum Fund (Cont.)
Class P
03/31/2016	$10.15	$0.59	$(0.83)	$(0.24)	$(0.65)	$(0.04)	$0.00	$(0.69)
03/31/2015	11.09	0.65	(0.50)	0.15	(0.65)	(0.44)	0.00	(1.09)
03/31/2014	11.06	0.67	0.19	0.86	(0.68)	(0.15)	0.00	(0.83)
03/31/2013	10.37	0.65	0.77	1.42	(0.73)	(0.00)^	0.00	(0.73)
03/31/2012	10.55	0.67	(0.12)	0.55	(0.70)	(0.03)	0.00	(0.73)
Class D
03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
03/31/2015	11.09	0.62	(0.49)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.64	0.19	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
Class A
03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
03/31/2015	11.09	0.63	(0.50)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.65	0.18	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
Class C
03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)
03/31/2015	11.09	0.55	(0.50)	0.05	(0.55)	(0.44)	0.00	(0.99)
03/31/2014	11.06	0.57	0.18	0.75	(0.57)	(0.15)	0.00	(0.72)
03/31/2013	10.37	0.53	0.78	1.31	(0.62)	(0.00)^	0.00	(0.62)
03/31/2012	10.55	0.57	(0.12)	0.45	(0.60)	(0.03)	0.00	(0.63)

PIMCO Long-Term Credit Fund
Institutional Class
03/31/2016	$13.27	$0.61	$(0.87)	$(0.26)	$(0.80)	$(0.81)	$0.00	$(1.61)
03/31/2015	12.24	0.63	1.17	1.80	(0.77)	0.00	0.00	(0.77)
03/31/2014	13.01	0.56	(0.42)	0.14	(0.60)	(0.29)	(0.02)	(0.91)
03/31/2013	12.19	0.63	1.28	1.91	(0.79)	(0.30)	0.00	(1.09)
03/31/2012	11.59	0.64	1.23	1.87	(0.69)	(0.58)	0.00	(1.27)
Class P
03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)
03/31/2015	12.24	0.62	1.17	1.79	(0.76)	0.00	0.00	(0.76)
03/31/2014	13.01	0.55	(0.42)	0.13	(0.59)	(0.29)	(0.02)	(0.90)
03/31/2013	12.19	0.62	1.27	1.89	(0.77)	(0.30)	0.00	(1.07)
02/29/2012 - 03/31/2012	12.45	0.05	(0.25)	(0.20)	(0.06)	0.00	0.00	(0.06)
Class D
03/31/2016	13.27	0.56	(0.87)	(0.31)	(0.75)	(0.81)	0.00	(1.56)
10/31/2014 - 03/31/2015	12.92	0.28	0.42	0.70	(0.35)	0.00	0.00	(0.35)

PIMCO Senior Floating Rate Fund
Institutional Class
03/31/2016	$10.07	$0.37	$(0.41)	$(0.04)	$(0.37)	$0.00	$(0.01)	$(0.38)
03/31/2015	10.24	0.37	(0.14)	0.23	(0.38)	(0.02)	0.00	(0.40)
03/31/2014	10.35	0.35	(0.02)	0.33	(0.36)	(0.08)	0.00	(0.44)
03/31/2013	10.03	0.36	0.33	0.69	(0.36)	(0.01)	0.00	(0.37)
04/29/2011 - 03/31/2012	10.00	0.29	0.01	0.30	(0.27)	0.00	0.00	(0.27)
Class P
03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
03/31/2015	10.24	0.35	(0.13)	0.22	(0.37)	(0.02)	0.00	(0.39)
03/31/2014	10.35	0.34	(0.02)	0.32	(0.35)	(0.08)	0.00	(0.43)
03/31/2013	10.03	0.34	0.34	0.68	(0.35)	(0.01)	0.00	(0.36)
04/29/2011 - 03/31/2012	10.00	0.29	0.00 ^	0.29	(0.26)	0.00	0.00	(0.26)

Please see footnotes on page 24.

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.22	(2.29)%	$128,077	0.71%		0.71%		0.70%		0.70%		6.20%		30%
10.15	1.59	64,836	0.71		0.71		0.70		0.70		6.09		34
11.09	8.14	59,699	0.70		0.70		0.70		0.70		6.14		47
11.06	14.18	48,123	0.68		0.70		0.68		0.70		5.99		30
10.37	5.68	4,918	0.65		0.70		0.65		0.70		6.54		44

9.22	(2.54)	51,364	0.96		0.96		0.95		0.95		5.90		30
10.15	1.32	62,401	0.96		0.96		0.95		0.95		5.81		34
11.09	7.87	53,329	0.95		0.95		0.95		0.95		5.84		47
11.06	13.90	74,278	0.93		0.95		0.93		0.95		5.75		30
10.37	5.41	13,653	0.90		0.95		0.90		0.95		6.30		44

9.22	(2.54)	18,560	0.96		0.96		0.95		0.95		5.94		30
10.15	1.33	17,739	0.96		0.96		0.95		0.95		5.84		34
11.09	7.87	34,733	0.95		0.95		0.95		0.95		5.87		47
11.06	13.90	35,623	0.93		0.95		0.93		0.95		5.74		30
10.37	5.42	5,488	0.90		0.95		0.90		0.95		6.33		44

9.22	(3.26)	6,123	1.71		1.71		1.70		1.70		5.19		30
10.15	0.58	9,605	1.71		1.71		1.70		1.70		5.10		34
11.09	7.08	11,948	1.70		1.70		1.70		1.70		5.16		47
11.06	13.05	3,389	1.68		1.70		1.68		1.70		5.00		30
10.37	4.63	2,976	1.65		1.70		1.65		1.70		5.64		44

$11.40	(1.24)%	$3,037,689	0.65%		0.65%		0.55%		0.55%		5.15%		124%
13.27	15.04	3,644,226	0.58		0.58		0.55		0.55		4.88		71
12.24	1.36	5,727,646	0.56		0.56		0.55		0.55		4.61		94
13.01	15.85	4,223,770	0.59		0.59		0.55		0.55		4.82		71
12.19	16.65	2,285,476	0.55		0.55		0.55		0.55		5.22		259

11.40	(1.34)	77,072	0.75		0.75		0.65		0.65		5.03		124
13.27	14.93	150,740	0.68		0.68		0.65		0.65		4.80		71
12.24	1.27	139,921	0.66		0.66		0.65		0.65		4.56		94
13.01	15.75	3,158	0.69		0.69		0.65		0.65		4.70		71
12.19	1.64	10	0.65	*	0.65	*	0.65	*	0.65	*	4.88	*	259

11.40	(1.63)	1,477	1.05		1.05		0.95		0.95		4.77		124
13.27	5.45	998	0.98	*	0.98	*	0.95	*	0.95	*	4.68	*	71

$9.65	(0.34)%	$789,164	0.72%		0.72%		0.70%		0.70%		3.71%		31%
10.07	2.27	2,340,115	0.71		0.71		0.70		0.70		3.62		33
10.24	3.27	2,201,007	0.75	(c)	0.75	(c)	0.75	(c)	0.75	(c)	3.41		132
10.35	7.00	2,268,461	0.80		0.80		0.80		0.80		3.54		125
10.03	3.12	389,379	0.80	*	0.83	*	0.80	*	0.83	*	3.17	*	160

9.65	(0.44)	12,493	0.82		0.82		0.80		0.80		3.61		31
10.07	2.17	22,696	0.81		0.81		0.80		0.80		3.47		33
10.24	3.17	39,664	0.85	(c)	0.85	(c)	0.85	(c)	0.85	(c)	3.34		132
10.35	6.89	6,409	0.90		0.90		0.90		0.90		3.36		125
10.03	3.04	4,668	0.90	*	0.93	*	0.90	*	0.93	*	3.23	*	160

Please see footnotes on page 24.

ANNUAL REPORT	MARCH 31, 2016	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Senior Floating Rate Fund (Cont.)
Class D
03/31/2016	$10.07	$0.34	$(0.40)	$(0.06)	$(0.35)	$0.00	$(0.01)	$(0.36)
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.27	0.01	0.28	(0.25)	0.00	0.00	(0.25)
Class A
03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.28	0.00 ^	0.28	(0.25)	0.00	0.00	(0.25)
Class C
03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)
03/31/2015	10.24	0.26	(0.14)	0.12	(0.27)	(0.02)	0.00	(0.29)
03/31/2014	10.35	0.25	(0.03)	0.22	(0.25)	(0.08)	0.00	(0.33)
03/31/2013	10.03	0.25	0.33	0.58	(0.25)	(0.01)	0.00	(0.26)
04/29/2011 - 03/31/2012	10.00	0.21	0.00 ^	0.21	(0.18)	0.00	0.00	(0.18)

PIMCO Capital Securities and Financials Fund (Consolidated)
Institutional Class
04/13/2015 - 03/31/2016	$10.00	$0.40	$(0.57)	$(0.17)	$(0.31)	$0.00	$(0.07)	$(0.38)
Class P
04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
Class D
04/13/2015 - 03/31/2016	10.00	0.39	(0.60)	(0.21)	(0.30)	0.00	(0.07)	(0.37)
Class A
04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)
Class C
04/13/2015 - 03/31/2016	10.00	0.30	(0.57)	(0.27)	(0.22)	0.00	(0.07)	(0.29)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.40%.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.65	(0.63)%	$13,734	1.02%		1.02%		1.00%		1.00%		3.42%		31%
10.07	1.97	18,870	1.01		1.01		1.00		1.00		3.27		33
10.24	2.96	37,385	1.05	(c)	1.05	(c)	1.05	(c)	1.05	(c)	3.12		132
10.35	6.68	10,143	1.10		1.10		1.10		1.10		3.24		125
10.03	2.86	1,171	1.10	*	1.13	*	1.10	*	1.13	*	2.93	*	160

9.65	(0.63)	64,230	1.02		1.02		1.00		1.00		3.42		31
10.07	1.97	95,000	1.01		1.01		1.00		1.00		3.28		33
10.24	2.96	163,245	1.05	(c)	1.05	(c)	1.05	(c)	1.05	(c)	3.14		132
10.35	6.67	31,245	1.10		1.10		1.10		1.10		3.22		125
10.03	2.86	6,261	1.10	*	1.13	*	1.10	*	1.13	*	3.11	*	160

9.65	(1.38)	53,921	1.77		1.77		1.75		1.75		2.67		31
10.07	1.21	76,405	1.76		1.76		1.75		1.75		2.53		33
10.24	2.20	119,719	1.80	(c)	1.80	(c)	1.80	(c)	1.80	(c)	2.40		132
10.35	5.88	9,550	1.85		1.85		1.85		1.85		2.47		125
10.03	2.20	2,798	1.85	*	1.88	*	1.85	*	1.88	*	2.31	*	160

$9.44	(1.82)%	$27,417	0.79	%*	1.14	%*	0.79	%*	1.14	%*	4.21	%*	209%

9.45	(1.77)	361	0.89	*	1.24	*	0.89	*	1.24	*	4.22	*	209

9.42	(2.18)	2,773	1.14	*	1.49	*	1.14	*	1.49	*	4.26	*	209

9.43	(2.10)	2,375	1.14	*	1.49	*	1.14	*	1.49	*	3.97	*	209

9.44	(2.78)	154	1.89	*	2.24	*	1.89	*	2.24	*	3.22	*	209

ANNUAL REPORT	MARCH 31, 2016	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO Floating Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

Assets:
Investments, at value
Investments in securities*	$319,806	$2,186,494	$302,511	$1,719,534	$3,941,205	$848,491
Investments in Affiliates	83,253	166,782	36,980	156,178	44,844	73,961
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,055	1,071	395	49	1,294	32
Over the counter	4,960	9,387	4,847	3,795	19,652	44
Cash	172	9	9	329	3,831	2,457
Deposits with counterparty	1,532	4,376	8,010	2,479	3,764	2,161
Foreign currency, at value	1,533	2,878	657	289	4,060	131
Receivable for investments sold	6,737	14,043	1,440	2,445	1,773	72,455
Receivable for TBA investments sold	0	65,901	17,109	0	43,514	0
Receivable for Fund shares sold	69	1,419	481	847	15,392	1,044
Interest and/or dividends receivable	2,420	28,995	3,653	34,231	38,399	3,575
Dividends receivable from Affiliates	57	92	18	126	9	31
Other assets	0	0	3	26	0	53
Total Assets	421,594	2,481,447	376,113	1,920,328	4,117,737	1,004,435

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$12,580	$3,537	$14,091	$856,815	$233
Payable for short sales	0	16,041	2,790	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,697	1,009	632	0	1,123	0
Over the counter	5,099	35,816	12,337	12,643	40,881	377
Payable for investments purchased	14,824	322	57	7,826	13,080	18,540
Payable for investments in Affiliates purchased	57	92	18	126	9	31
Payable for TBA investments purchased	0	170,548	43,575	0	70,530	0
Deposits from counterparty	2,970	2,280	1,244	0	12,161	0
Payable for Fund shares redeemed	1,880	5,002	954	6,701	3,976	50,955
Dividends payable	0	253	132	161	1,517	56
Accrued investment advisory fees	203	841	80	470	760	360
Accrued supervisory and administrative fees	106	603	95	486	641	277
Accrued distribution fees	6	77	25	13	0	37
Accrued servicing fees	5	53	43	5	0	25
Other liabilities	4	7	2	2	6	2
Total Liabilities	26,851	245,524	65,521	42,524	1,001,499	70,893

Net Assets	$394,743	$2,235,923	$310,592	$1,877,804	$3,116,238	$933,542

Net Assets Consist of:
Paid in capital	$465,459	$2,427,044	$887,240	$2,087,499	$3,178,527	$1,023,691
Undistributed (overdistributed) net investment income	5,888	(17,279)	1,345	(2,517)	(21,680)	(427)
Accumulated undistributed net realized (loss)	(57,326)	(26,993)	(510,578)	(45,373)	(68,237)	(62,180)
Net unrealized appreciation (depreciation)	(19,278)	(146,849)	(67,415)	(161,805)	27,628	(27,542)
	$394,743	$2,235,923	$310,592	$1,877,804	$3,116,238	$933,542

Cost of investments in securities	$324,897	$2,310,207	$356,982	$1,873,311	$3,889,528	$875,406
Cost of investments in Affiliates	$83,219	$166,837	$36,967	$156,124	$44,840	$73,947
Cost of foreign currency held	$1,503	$2,793	$634	$284	$4,051	$156
Proceeds received on short sales	$0	$15,905	$2,767	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$2,559	$(8,692)	$(5,667)	$0	$(13,762)	$(122)

* Includes repurchase agreements of:	$303	$1,055	$1,421	$0	$1,894	$1,722

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO Floating Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

Net Assets:
Institutional Class	$349,267	$1,876,489	$77,614	$1,673,680	$3,037,689	$789,164
Class P	16,832	53,679	18,959	128,077	77,072	12,493
Administrative Class	NA	8,983	267	NA	NA	NA
Class D	5,958	46,148	13,402	51,364	1,477	13,734
Class A	15,498	146,814	115,209	18,560	NA	64,230
Class C	7,188	103,810	85,141	6,123	NA	53,921

Shares Issued and Outstanding:
Institutional Class	37,473	184,801	10,123	181,585	266,572	81,792
Class P	1,810	5,286	2,473	13,896	6,763	1,295
Administrative Class	NA	885	35	NA	NA	NA
Class D	639	4,545	1,748	5,573	130	1,424
Class A	1,659	14,459	15,026	2,014	NA	6,657
Class C	777	10,223	11,105	664	NA	5,589

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.32	$10.15	$7.67	$9.22	$11.40	$9.65
Class P	9.30	10.15	7.67	9.22	11.40	9.65
Administrative Class	NA	10.15	7.67	NA	NA	NA
Class D	9.32	10.15	7.67	9.22	11.40	9.65
Class A	9.34	10.15	7.67	9.22	NA	9.65
Class C	9.26	10.15	7.67	9.22	NA	9.65

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2016	27

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Capital Securities and Financials Fund

Assets:
Investments, at value
Investments in securities	$31,965
Financial Derivative Instruments
Exchange-traded or centrally cleared	13
Over the counter	72
Cash	1,669
Deposits with counterparty	163
Foreign currency, at value	24
Receivable for investments sold	423
Interest and/or dividends receivable	314
Reimbursement receivable from PIMCO	29
Total Assets	34,672

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$4
Over the counter	337
Payable for investments purchased	1,194
Accrued investment advisory fees	35
Accrued supervisory and administrative fees	20
Accrued distribution fees	1
Accrued servicing fees	1
Total Liabilities	1,592

Net Assets	$33,080

Net Assets Consist of:
Paid in capital	$34,727
Undistributed net investment income	127
Accumulated undistributed net realized (loss)	(927)
Net unrealized (depreciation)	(847)
$33,080

Cost of investments in securities	$32,563
Cost of foreign currency held	$25

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

PIMCO Capital Securities and Financials Fund

Net Assets:
Institutional Class	$27,417
Class P	361
Class D	2,773
Class A	2,375
Class C	154

Shares Issued and Outstanding:
Institutional Class	2,903
Class P	38
Class D	294
Class A	252
Class C	16

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.44
Class P	9.45
Class D	9.42
Class A	9.43
Class C	9.44

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2016	29

Statements of Operations

Year Ended March 31, 2016
(Amounts in thousands†)	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund	PIMCO Floating Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

Investment Income:
Interest, net of foreign taxes*	$29,112	$128,376	$31,686	$125,071	$185,252	$75,030
Dividends	148	93	36	0	1,632	0
Dividends from Investments in Affiliates	1,142	1,565	401	895	2,266	1,029
Total Income	30,402	130,034	32,123	125,966	189,150	76,059

Expenses:
Investment advisory fees	4,071	10,697	1,901	5,479	9,796	6,895
Supervisory and administrative fees	2,130	7,663	2,108	5,620	8,262	5,273
Distribution and/or servicing fees - Administrative Class	0	23	1	0	0	0
Distribution and/or servicing fees - Class D	29	133	46	105	4	42
Distribution fees - Class C	70	841	310	58	0	492
Distribution fees - Class R	2 ^	0	0	0	0	10 ^
Servicing fees - Class A	45	390	367	41	0	207
Servicing fees - Class C	23	280	259	19	0	164
Servicing fees - Class R	1 ^	0	0	0	0	10 ^
Dividends on short sales	115	0	0	0	0	0
Trustee fees	4	13	4	10	18	10
Interest expense	63	143	42	187	3,110	328
Miscellaneous expense	3	13	1	0	8	0
Total Expenses	6,556	20,196	5,039	11,519	21,198	13,431

Net Investment Income	23,846	109,838	27,084	114,447	167,952	62,628

Net Realized Gain (Loss):
Investments in securities	(35,764)	(59,696)	(35,090)	(60,599)	(3,880)	(58,674)
Investments in Affiliates	(356)	(658)	(178)	(308)	(1,919)	(351)
Exchange-traded or centrally cleared financial derivative instruments	(4,744)	6,123	(7,714)	52	(31,499)	2,205
Over the counter financial derivative instruments	(5,485)	50,113	13,671	15,730	14,844	(320)
Short sales	1,875	0	0	0	0	0
Foreign currency	158	3,750	1,099	322	1,811	330

Net Realized (Loss)	(44,316)	(368)	(28,212)	(44,803)	(20,643)	(56,810)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	3,034	(38,841)	(872)	(85,708)	(191,201)	(14,659)
Investments in Affiliates	12	(58)	5	46	(3)	(14)
Exchange-traded or centrally cleared financial derivative instruments	(2,449)	(5,139)	(6,462)	662	(330)	(961)
Over the counter financial derivative instruments	(9,134)	(65,050)	(17,358)	(22,170)	(27,539)	(416)
Foreign currency assets and liabilities	79	402	216	346	359	(10)

Net Change in Unrealized (Depreciation)	(8,458)	(108,686)	(24,471)	(106,824)	(218,714)	(16,060)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,928)	$784	$(25,599)	$(37,180)	$(71,405)	$(10,242)

* Foreign tax withholdings	$5	$15	$1	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class R Shares liquidated at the close of business on January 22, 2016.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Period Ended March 31, 2016
(Amounts in thousands)	PIMCO Capital Securities and Financials Fund(1)

Investment Income:
Interest	$1,496
Dividends	74
Total Income	1,570

Expenses:
Investment advisory fees	158
Supervisory and administrative fees	120
Distribution and/or servicing fees - Class D	1
Distribution fees - Class C	2
Servicing fees - Class A	4
Servicing fees - Class C	1
Organizational expense	84
Total Expenses	370
Waiver and/or Reimbursement by PIMCO	(113)
Net Expenses	257

Net Investment Income	1,313

Net Realized Gain (Loss):
Investments in securities	(840)
Exchange-traded or centrally cleared financial derivative instruments	(63)
Over the counter financial derivative instruments	151
Foreign currency	(126)

Net Realized (Loss)	(878)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(597)
Exchange-traded or centrally cleared financial derivative instruments	10
Over the counter financial derivative instruments	(265)
Foreign currency assets and liabilities	5

Net Change in Unrealized (Depreciation)	(847)

Net (Decrease) in Net Assets Resulting from Operations	$(412)

(1)	Period from April 13, 2015 to March 31, 2016.

ANNUAL REPORT	MARCH 31, 2016	31

Statements of Changes in Net Assets

	PIMCO Credit Absolute Return Fund		PIMCO Diversified Income Fund		PIMCO Floating Income Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

(Decrease) in Net Assets from:

Operations:
Net investment income	$23,846	$41,586	$109,838	$160,316	$27,084	$59,069
Net realized gain (loss)	(44,316)	35,329	(368)	203,752	(28,212)	43,148
Net change in unrealized appreciation (depreciation)	(8,458)	(34,475)	(108,686)	(180,051)	(24,471)	(101,753)

Net Increase (Decrease) in Net Assets Resulting from Operations	(28,928)	42,440	784	184,017	(25,599)	464

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(15,682)	(48,203)	(132,873)	(179,771)	(12,257)	(38,357)
Class P	(900)	(1,810)	(3,430)	(3,783)	(5,937)	(8,623)
Administrative Class	0	0	(598)	(537)	(15)	(54)
Class D	(269)	(781)	(3,257)	(3,298)	(849)	(1,352)
Class A	(448)	(858)	(9,806)	(9,181)	(6,764)	(9,852)
Class B	0	0	0	(73)^	0	0
Class C	(165)	(326)	(6,179)	(5,987)	(4,452)	(6,572)
Class R	(16)^^	(24)	0	0	0	0
From net realized capital gains(a)
Institutional Class	(3,560)	(42,243)	(10,232)	(113,639)	0	0
Class P	(210)	(1,660)	(245)	(3,704)	0	0
Administrative Class	0	0	(48)	(468)	0	0
Class D	(53)	(804)	(254)	(2,855)	0	0
Class A	(136)	(913)	(812)	(7,618)	0	0
Class B	0	0	0	(47)^	0	0
Class C	(58)	(424)	(574)	(6,008)	0	0
Class R	(5)^^	(26)	0	0	0	0 ^^
Tax basis return of capital(a)
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0

Total Distributions	(21,502)	(98,072)	(168,308)	(336,969)	(30,274)	(64,810)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(426,070)	(1,709,220)	(127,954)	(2,747,264)	(383,268)	(1,492,385)

Fund Redemption Fee	0	0	0	0	0	0

Total (Decrease) in Net Assets	(476,500)	(1,764,852)	(295,478)	(2,900,216)	(439,141)	(1,556,731)

Net Assets:
Beginning of year	871,243	2,636,095	2,531,401	5,431,617	749,733	2,306,464
End of year*	$394,743	$871,243	$2,235,923	$2,531,401	$310,592	$749,733

* Including undistributed (overdistributed) net investment income of:	$5,888	$4,787	$(17,279)	$38	$1,345	$8,053

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
^^	Class R Shares liquidated at the close of business on January 22, 2016.
**	See Note 13 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Fund		PIMCO Senior Floating Rate Fund

Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

$114,447	$145,329	$167,952	$261,183	$62,628	$87,394
(44,803)	137,968	(20,643)	465,937	(56,810)	3,131
(106,824)	(231,477)	(218,714)	29,186	(16,060)	(31,146)

(37,180)	51,820	(71,405)	756,306	(10,242)	59,379

(115,130)	(137,375)	(214,480)	(306,673)	(58,322)	(81,356)
(5,036)	(3,543)	(6,307)	(8,821)	(666)	(1,246)
0	0	0	0	0	0
(2,660)	(2,670)	(107)	(14)	(601)	(918)
(1,063)	(1,694)	0	0	(2,913)	(4,289)
0	0	0	0	0	0
(443)	(578)	0	0	(1,824)	(2,572)
0	0	0	0	(129)^^	(183)

(6,869)	(76,773)	(220,754)	0	0	(4,204)
(275)	(2,384)	(6,107)	0	0	(54)
0	0	0	0	0	0
(143)	(1,325)	(143)	0	0	(41)
(58)	(852)	0	0	0	(204)
0	0	0	0	0	0
(31)	(423)	0	0	0	(157)
0	0	0	0	0 ^^	(11)

0	0	0	0	(1,130)	0
0	0	0	0	(13)	0
0	0	0	0	0	0
0	0	0	0	(13)	0
0	0	0	0	(61)	0
0	0	0	0	(48)	0
0	0	0	0	(3)	0
0	0	0	0	0	0

(131,708)	(227,617)	(447,898)	(315,508)	(65,723)	(95,235)

1,474	(1,023,924)	(160,423)	(2,512,401)	(1,548,097)	26,685

0	0	0	0	19	10

(167,414)	(1,199,721)	(679,726)	(2,071,603)	(1,624,043)	(9,161)

2,045,218	3,244,939	3,795,964	5,867,567	2,557,585	2,566,746
$1,877,804	$2,045,218	$3,116,238	$3,795,964	$933,542	$2,557,585

$(2,517)	$7,694	$(21,680)	$25,719	$(427)	$(120)

ANNUAL REPORT	MARCH 31, 2016	33

Consolidated Statement of Changes in Net Assets

PIMCO Capital Securities and Financials Fund

(Amounts in thousands)	Inception date through March 31, 2016

Increase in Net Assets from:

Operations:
Net investment income	$1,313
Net realized (loss)	(878)
Net change in unrealized (depreciation)	(847)

Net (Decrease) in Net Assets Resulting from Operations	(412)

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(1,107)
Class P	(12)
Class D	(39)
Class A	(71)
Class C	(7)
Tax basis return of capital(a)
Institutional Class	(221)
Class P	(2)
Class D	(3)
Class A	(12)
Class C	(2)

Total Distributions	(1,476)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	34,968

Total Increase in Net Assets	33,080

Net Assets:
Beginning of period	0
End of period*	$33,080

* Including undistributed net investment income of:	$127

**	See Note 13 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2016
(Amounts in thousands)	PIMCO Long-Term Credit Fund

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(71,405)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(5,284,562)
Proceeds from sales of long-term securities	5,836,804
Proceeds from sales of short-term portfolio investments, net	119,106
Decrease in deposits with counterparty	10,320
Decrease in receivable for investments sold	495,090
Decrease in interest and/or dividends receivable	8,974
Decrease in dividends receivable from Affiliates	38
Payments on exchange-traded or centrally cleared financial derivative instruments	(30,100)
Proceeds from over the counter financial derivative instruments	9,176
Decrease in other assets	1
(Decrease) in payable for investments purchased	(108,859)
(Decrease) in deposits from counterparty	(33,424)
(Decrease) in accrued investment advisory fees	(249)
(Decrease) in accrued supervisory and administrative fees	(213)
Proceeds from foreign currency transactions	2,170
(Decrease) in other liabilities	(21)
Net Realized (Gain) Loss
Investments in securities	3,880
Investments in Affiliates	1,919
Exchange-traded or centrally cleared financial derivative instruments	31,499
Over the counter financial derivative instruments	(14,844)
Foreign currency	(1,811)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	191,201
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	330
Over the counter financial derivative instruments	27,539
Foreign currency assets and liabilities	(359)
Net amortization (accretion) on investments	4,346

Net Cash Provided by Operating Activities	1,196,549

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	852,096
Payments on shares redeemed	(1,489,290)
Cash dividend paid*	(47,726)
Proceeds from reverse repurchase agreements	29,348,492
Payments on reverse repurchase agreements	(29,307,576)
Proceeds from sale-buyback transactions	11,486,592
Payments on sale-buyback transactions	(12,020,783)
Proceeds from deposits from counterparty	77,547
Payments on deposits from counterparty	(94,734)

Net Cash (Used for) Financing Activities	(1,195,382)

Net Increase in Cash and Foreign Currency	1,167

Cash and Foreign Currency:
Beginning of year	6,724
End of year	$7,891

* Reinvestment of distributions	$400,239

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$2,796

ANNUAL REPORT	MARCH 31, 2016	35

Schedule of Investments PIMCO Credit Absolute Return Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.0%

BANK LOAN OBLIGATIONS 6.0%
AABS Ltd.
4.875% due 01/10/2038		$1,985	$1,963
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (d)		2,099	2,124
CPG International, Inc.
4.750% due 09/30/2020		234	229
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		9,275	9,277
Maxim Crane Works LP
10.250% due 11/26/2018		3,075	2,906
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021		3,646	3,363
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		400	377
4.000% due 04/01/2022		3,480	3,294

Total Bank Loan Obligations (Cost $23,515)			23,533

CORPORATE BONDS & NOTES 22.8%

BANKING & FINANCE 12.6%
Alpha Star Holding Ltd.
4.970% due 04/09/2019		1,200	1,083
Aviation Loan Trust
2.744% due 12/15/2022		2,798	2,545
Blackstone CQP Holdco LP
9.296% due 03/19/2019		3,875	3,918
Cantor Fitzgerald LP
6.500% due 06/17/2022		1,600	1,665
Exeter Finance Corp.
9.750% due 05/20/2019		10,300	9,677
Jefferies Finance LLC
6.875% due 04/15/2022		450	384
7.375% due 04/01/2020		3,290	2,862
7.500% due 04/15/2021		600	518
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (d)		14,437	12,304
PHH Corp.
6.375% due 08/15/2021		5,641	5,006
Pinnacol Assurance
8.625% due 06/25/2034 (d)		3,000	3,237
Springleaf Finance Corp.
5.250% due 12/15/2019		650	623
Stearns Holdings, Inc.
9.375% due 08/15/2020		5,250	5,158
TIG FinCo PLC
8.500% due 03/02/2020	GBP	98	144
8.750% due 04/02/2020		505	590

			49,714

INDUSTRIALS 9.4%
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)		$1,550	1,541
CPG Merger Sub LLC
8.000% due 10/01/2021		6,440	6,038
D.R. Horton, Inc.
3.750% due 03/01/2019		300	307
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		1,350	1,175
Endo Finance LLC
6.000% due 07/15/2023		3,300	3,123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harvest Operations Corp.
6.875% due 10/01/2017		$667	$409
HD Supply, Inc.
5.750% due 04/15/2024 (a)		1,800	1,854
Hellenic Railways Organization S.A.
4.500% due 12/06/2016	JPY	10,000	83
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		$1,200	1,239
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,850	1,531
Kinetic Concepts, Inc.
10.500% due 11/01/2018		2,850	2,871
Mallinckrodt International Finance S.A.
5.750% due 08/01/2022		2,150	1,991
Ply Gem Industries, Inc.
6.500% due 02/01/2022		10,205	10,192
QGOG Constellation S.A.
6.250% due 11/09/2019		1,235	716
SiTV LLC
10.375% due 07/01/2019		350	271
T-Mobile USA, Inc.
6.000% due 04/15/2024 (a)		3,800	3,857

			37,198

UTILITIES 0.8%
CenturyLink, Inc.
7.500% due 04/01/2024 (a)		1,300	1,305
Illinois Power Generating Co.
6.300% due 04/01/2020		4,050	1,357
Terraform Global Operating LLC
9.750% due 08/15/2022		575	437

			3,099

Total Corporate Bonds & Notes (Cost $97,022)			90,011

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028		580	580

Total Municipal Bonds & Notes (Cost $533)			580

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
6.159% due 11/25/2055		398	217

Total U.S. Government Agencies (Cost $237)			217

U.S. TREASURY OBLIGATIONS 20.2%
U.S. Treasury Bonds
3.000% due 11/15/2045		15,525	16,767
3.125% due 08/15/2044 (h)		4,200	4,649
U.S. Treasury Notes
1.625% due 06/30/2020 (g)(h)(j)		15,000	15,305
1.625% due 07/31/2020 (h)(j)		24,100	24,588
1.625% due 02/15/2026		18,570	18,310

Total U.S. Treasury Obligations (Cost $79,292)			79,619

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.7%
Adjustable Rate Mortgage Trust
1.583% due 03/25/2035		2,239	1,930

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
2.631% due 11/25/2045 ^		$95	$71
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		641	525
15.987% due 09/25/2035 ^		1,516	1,959
Banc of America Funding Trust
3.004% due 09/20/2047 ^		1,685	1,238
7.000% due 10/25/2037 ^		405	249
BCAP LLC Trust
0.653% due 05/25/2047 ^		578	438
0.936% due 05/26/2035		58	54
Bear Stearns Adjustable Rate Mortgage Trust
3.004% due 05/25/2047 ^		1,069	961
4.694% due 06/25/2047 ^		437	388
Bear Stearns ALT-A Trust
2.611% due 04/25/2037		759	564
Berica ABS SRL
0.058% due 12/31/2055	EUR	393	445
Berica Residential MBS SRL
0.066% due 03/31/2048		202	226
Chase Mortgage Finance Trust
2.671% due 09/25/2036 ^		$293	261
Citigroup Mortgage Loan Trust, Inc.
6.000% due 11/25/2036		169	174
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		430	441
CitiMortgage Alternative Loan Trust
6.000% due 10/25/2036 ^		363	319
Countrywide Alternative Loan Trust
0.593% due 12/25/2046 ^		1,541	1,641
0.603% due 11/25/2036		5,313	5,234
0.603% due 06/25/2046		494	509
0.622% due 09/20/2046		616	514
0.623% due 07/25/2046 ^		472	440
0.623% due 09/25/2046 ^		1,060	929
0.627% due 12/20/2046 ^		2,174	1,614
0.733% due 06/25/2035 ^		980	795
0.746% due 11/25/2035		305	255
0.833% due 04/25/2035 ^		883	701
1.701% due 08/25/2035		1,079	881
1.733% due 10/25/2035 ^		497	392
5.750% due 07/25/2035 ^		271	248
6.000% due 08/25/2036 ^		628	576
6.000% due 01/25/2037 ^		468	450
6.000% due 04/25/2037		843	729
6.000% due 05/25/2037 ^		1,503	1,269
Countrywide Home Loan Mortgage Pass-Through Trust
2.682% due 09/25/2037 ^		1,188	1,041
5.750% due 07/25/2037 ^		313	297
6.000% due 10/25/2034		24	25
Credit Suisse Mortgage Capital Certificates
2.330% due 12/29/2037		7,413	4,302
2.402% due 07/27/2037		5,129	4,111
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		1,360	1,024
Deutsche ALT-A Securities, Inc.
0.533% due 08/25/2037 ^		1,572	1,262
0.583% due 02/25/2047		4,465	3,110
First Horizon Alternative Mortgage Securities Trust
2.287% due 08/25/2035 ^		332	283
6.000% due 05/25/2036 ^		17	13
GSMSC Resecuritization Trust
0.606% due 08/26/2033		3,500	3,020
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		3,657	3,045
Impac Secured Assets Trust
0.583% due 11/25/2036		2,035	1,544

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
0.683% due 02/25/2037	$500	$317
2.611% due 07/25/2037	650	438
2.826% due 11/25/2035 ^	772	625
3.069% due 05/25/2037 ^	447	340
6.250% due 11/25/2037 ^	493	407
JPMorgan Alternative Loan Trust
3.198% due 11/25/2036 ^	699	625
MASTR Adjustable Rate Mortgages Trust
5.158% due 11/25/2034	501	488
Merrill Lynch Alternative Note Asset Trust
0.543% due 03/25/2037	2,866	1,276
Morgan Stanley Mortgage Loan Trust
2.954% due 11/25/2037	776	606
Residential Accredit Loans, Inc. Trust
0.623% due 07/25/2036	1,322	1,026
0.783% due 08/25/2035 ^	1,441	1,035
3.051% due 07/25/2035	106	98
3.721% due 12/26/2034 ^	806	656
3.838% due 09/25/2035 ^	90	72
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	58	52
Structured Asset Mortgage Investments Trust
0.643% due 09/25/2047 ^	3,811	2,612
0.653% due 05/25/2036	999	736
1.751% due 12/25/2035 ^	1,292	885
Structured Asset Securities Corp. Trust
0.783% due 02/25/2035	368	345
TBW Mortgage-Backed Trust
0.633% due 09/25/2036 ^	300	284
WaMu Mortgage Pass-Through Certificates Trust
1.755% due 07/25/2047 ^	165	110
2.190% due 12/25/2036 ^	329	282
2.344% due 08/25/2036 ^	1,247	1,068
Washington Mutual Mortgage Pass-Through Certificates Trust
1.191% due 11/25/2046	1,317	898
Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^	412	373

Total Non-Agency Mortgage-Backed Securities (Cost $63,169)		66,151

ASSET-BACKED SECURITIES 13.4%
ACE Securities Corp. Home Equity Loan Trust
0.983% due 12/25/2045 ^	1,000	585
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.663% due 01/25/2036	743	551
0.813% due 02/25/2036	1,038	675
Asset-Backed Funding Certificates Trust
0.543% due 01/25/2037	2,792	1,623
0.573% due 10/25/2036	860	697
1.433% due 06/25/2037	608	440
1.483% due 03/25/2034	1,607	1,257
Bear Stearns Asset-Backed Securities Trust
0.543% due 02/25/2037	449	422
0.603% due 05/25/2036 ^	2,069	1,965
0.783% due 12/25/2035 ^	725	472
2.233% due 07/25/2034	1,138	1,037
Citigroup Mortgage Loan Trust, Inc.
0.573% due 05/25/2037	267	263
0.593% due 12/25/2036	1,922	1,244
0.693% due 03/25/2036	425	323
Countrywide Asset-Backed Certificates
2.836% due 01/25/2034 ^	732	503
Countrywide Asset-Backed Certificates Trust
0.696% due 09/25/2046	2,500	1,614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit-Based Asset Servicing and Securitization LLC
0.543% due 11/25/2036	$1,524	$800
0.583% due 11/25/2036	762	403
0.653% due 07/25/2037	1,618	969
1.003% due 07/25/2036	1,700	1,579
First Franklin Mortgage Loan Trust
0.793% due 11/25/2035	1,200	842
Fremont Home Loan Trust
0.673% due 08/25/2036	4,179	1,579
0.953% due 07/25/2035	1,800	1,292
GSAMP Trust
0.553% due 12/25/2036	648	334
0.663% due 12/25/2046	613	338
HSI Asset Securitization Corp. Trust
0.823% due 11/25/2035	1,600	1,115
0.823% due 12/25/2035	1,100	708
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.873% due 03/25/2036	1,500	992
Long Beach Mortgage Loan Trust
3.208% due 07/25/2033	2,033	1,936
MASTR Asset-Backed Securities Trust
0.543% due 08/25/2036	782	364
0.563% due 10/25/2036	1,274	713
0.583% due 08/25/2036	1,770	830
Merrill Lynch Mortgage Investors Trust
0.543% due 08/25/2037	2,596	1,498
Morgan Stanley ABS Capital, Inc. Trust
0.583% due 06/25/2036	1,517	1,315
0.583% due 10/25/2036	2,603	1,551
0.583% due 12/25/2036	158	92
0.663% due 09/25/2036	1,093	553
1.683% due 07/25/2037	800	529
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^	1,830	1,121
New Century Home Equity Loan Trust
3.433% due 01/25/2033 ^	189	165
Ownit Mortgage Loan Trust
1.033% due 10/25/2036 ^	1,439	1,102
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.923% due 08/25/2035	900	719
People’s Financial Realty Mortgage Securities Trust
0.573% due 09/25/2036	4,622	1,715
Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^	2,137	992
Residential Asset Mortgage Products Trust
0.666% due 12/25/2035	2,111	1,475
Residential Asset Securities Corp. Trust
0.593% due 06/25/2036	374	360
0.603% due 11/25/2036	799	692
1.316% due 08/25/2034	536	426
Saxon Asset Securities Trust
1.408% due 12/26/2034	1,070	800
Securitized Asset-Backed Receivables LLC Trust
0.683% due 03/25/2036	1,940	1,099
0.683% due 05/25/2036	1,222	677
SG Mortgage Securities Trust
0.613% due 02/25/2036	1,569	896
Structured Asset Investment Loan Trust
0.593% due 05/25/2036	563	456
1.408% due 01/25/2035	2,639	1,820
1.558% due 01/25/2035	1,024	225
1.813% due 04/25/2033	82	68
2.008% due 01/25/2035	1,102	137
2.158% due 01/25/2035 ^	1,480	48

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VOLT LLC
4.250% due 03/26/2046		$4,000	$4,004

Total Asset-Backed Securities (Cost $52,910)			53,000

SOVEREIGN ISSUES 0.2%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	600	643
Junta de Castilla y Leon
6.505% due 03/01/2019		200	269

Total Sovereign Issues (Cost $932)			912

		SHARES
COMMON STOCKS 1.4%

CONSUMER DISCRETIONARY 0.9%
CBS Corp. ‘B’ (g)		7,910	436
Hilton Worldwide Holdings, Inc. (g)		11,577	261
Macy’s, Inc. (g)		13,519	596
Melco Crown Entertainment Ltd. ADR		8,188	135
MGM Resorts International (c)		29,657	636
Walt Disney Co.		8,584	852
Wynn Macau Ltd. (c)		282,400	437
Wynn Resorts Ltd.		4,269	399

			3,752

FINANCIALS 0.3%
Bank of China Ltd. ‘H’		976,000	405
Capital One Financial Corp.		1,680	117
Citigroup, Inc.		2,500	104
Industrial & Commercial Bank of China Ltd. ‘H’		726,000	407
JPMorgan Chase & Co.		1,803	107

			1,140

HEALTH CARE 0.1%
Pfizer, Inc.		12,462	369

INFORMATION TECHNOLOGY 0.1%
QUALCOMM, Inc.		4,291	219

Total Common Stocks (Cost $6,984)			5,480

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.1%
			303

Total Short-Term Instruments (Cost $303)			303

Total Investments in Securities (Cost $324,897)			319,806

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	37

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 21.1%

SHORT-TERM INSTRUMENTS 21.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.1%
PIMCO Short-Term Floating NAV Portfolio III	8,425,608	$83,253

Total Short-Term Instruments (Cost $83,219)		83,253

Total Investments in Affiliates (Cost $83,219)		83,253

MARKET VALUE (000S)
Total Investments 102.1% (Cost $408,116)	$403,059

Financial Derivative Instruments (f)(i) (0.2%) (Cost or Premiums, net $2,559)	(781)

Other Assets and Liabilities, net (1.9%)	(7,535)

Net Assets 100.0%	$394,743

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	09/29/2021	10/02/2014	$2,099	$2,124	0.54%
KGH Intermediate Holdco LLC	8.500	08/08/2019	08/07/2014	14,230	12,304	3.12
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	3,237	0.82

				$19,329	$17,665	4.48%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$303	U.S. Treasury Notes 3.750% due 11/15/2018	$(311)	$303	$303

Total Repurchase Agreements						$(311)	$303	$303

(1)	Includes accrued interest.

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(3,325) at a weighted average interest rate of (0.743)%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$303	$0	$0	$303	$(311)	$(8)

Total Borrowings and Other Financing Transactions	$303	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - EUREX EURO STOXX 50 Index	3,600.000	12/20/2019	310	$922	$438

Total Purchased Options				$922	$438

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50 Index	2,300.000	12/20/2019	310	$(1,024)	$(1,020)

Total Written Options				$(1,024)	$(1,020)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	442	$(338)	$0	$(6)
90-Day Eurodollar June Futures	Short	06/2017	197	(431)	0	(10)
90-Day Eurodollar March Futures	Short	03/2017	55	(96)	0	(1)
90-Day Eurodollar September Futures	Short	09/2016	67	(76)	0	0
Australia Government 10-Year Bond June Futures	Long	06/2016	297	263	211	0
E-mini S&P 500 Index June Futures	Short	06/2016	47	(115)	9	(1)
Euro STOXX 50 June Futures	Short	06/2016	132	80	56	(62)
U.S. Treasury 10-Year Note June Futures	Long	06/2016	724	(134)	271	0

Total Futures Contracts				$(847)	$547	$(80)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$57,150	$305	$400	$0	$(4)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month NZD-BBR	5.000%	12/17/2024	NZD	6,100	$750	$320	$43	$0
Receive	3-Month USD-LIBOR *	1.300	05/06/2017	$	12,300	(65)	(22)	0	0
Receive	3-Month USD-LIBOR *	2.910	08/20/2019		63,800	(1,024)	(794)	0	(35)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		87,500	(3,553)	(3,150)	0	(106)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		38,600	(1,730)	(1,847)	0	(67)
Receive	3-Month USD-LIBOR	2.330	08/19/2025		6,600	(431)	(407)	0	(23)
Receive	3-Month USD-LIBOR	2.335	08/24/2025		4,900	(321)	(304)	0	(18)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		18,700	(1,636)	(1,781)	0	(70)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		45,800	(2,438)	(1,092)	0	(167)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		4,900	(709)	(991)	0	(44)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	39

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR *	2.500%	06/15/2046	$	7,300	$(547)	$(108)	$0	$(42)
Pay	6-Month GBP-LIBOR *	1.000	09/21/2021	GBP	6,100	(32)	(62)	12	0
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		4,300	54	30	9	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		4,100	(15)	(43)	0	(8)
Receive	6-Month GBP-LIBOR	2.175	03/16/2046		1,000	(194)	(196)	0	(7)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		500	(16)	(4)	0	(3)
Pay	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	1,100	1	0	0	0
Pay	28-Day MXN-TIIE	5.630	07/07/2021	MXN	100,300	73	47	6	0
Pay	28-Day MXN-TIIE	5.810	09/29/2021		3,900	4	(6)	0	0

						$(11,829)	$(10,410)	$70	$(590)

Total Swap Agreements						$(11,524)	$(10,010)	$70	$(594)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(g)	Securities with an aggregate market value of $3,004 and cash of $1 have been pledged as collateral as of March 31, 2016 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(h)	Securities with an aggregate market value of $8,700 and cash of $1,528 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$438	$547	$70	$1,055	$(1,020)	$(80)	$(597)	$(1,697)

(4)	Unsettled variation margin liability of $(3) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2016	AUD	340	$	253	$0	$(7)
	05/2016	NZD	883		595	0	(14)

BOA	04/2016	AUD	4,931		3,528	0	(252)
	04/2016	EUR	173		191	0	(6)
	05/2016	$	421	HKD	3,270	1	0

BPS	04/2016	BRL	1,014	$	285	3	0
	04/2016	$	265	BRL	1,014	17	0
	05/2016	MYR	14,291	$	3,283	0	(402)
	05/2016	TWD	14,233		421	0	(22)
	09/2016	CNH	57,369		8,719	0	(88)

BRC	05/2016	KRW	543,552		447	0	(27)
	05/2016	$	2,750	MXN	49,031	76	0
	10/2016	CNH	11,132	$	1,700	0	(7)

CBK	04/2016	AUD	632		466	0	(18)
	04/2016	BRL	24,501		6,884	70	0
	04/2016	EUR	2,730		3,036	0	(70)
	04/2016	$	6,453	BRL	24,501	361	0
	05/2016	HKD	6,166	$	795	0	0
	05/2016	SGD	5,323		3,804	0	(144)
	05/2016	$	1,754	EUR	1,540	0	0
	05/2016		1,280	INR	88,624	48	0
	05/2016		105	MXN	1,856	2	0

DUB	05/2016	THB	121,151	$	3,401	0	(39)

FBF	05/2016	$	696	THB	24,824	9	0
	09/2016	CNH	50,242	$	7,643	0	(71)

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2016	BRL	32,512	$	8,145	$0	$(897)
	04/2016	$	9,123	BRL	32,512	11	(92)
	04/2016		1,230	EUR	1,133	59	0

HUS	04/2016	BRL	6,368	$	1,789	18	0
	04/2016	$	1,768	BRL	6,368	4	0
	04/2016		4,057	JPY	456,634	0	0
	05/2016	BRL	6,368	$	1,755	0	(2)
	05/2016	HKD	9,095		1,168	0	(5)
	05/2016	JPY	456,634		4,060	0	(1)
	05/2016	$	410	GBP	294	12	0
	05/2016		427	MYR	1,729	19	0
	05/2016		1	RUB	73	0	0
	05/2016		378	THB	13,191	0	(3)

JPM	04/2016	EUR	128	$	139	0	(7)
	04/2016	JPY	408,300		3,670	42	0
	04/2016	$	435	AUD	573	5	0
	05/2016	GBP	1,372	$	1,995	24	0
	05/2016	KRW	3,942,997		3,277	0	(161)
	05/2016	THB	13,833		376	0	(17)
	05/2016	$	819	MYR	3,413	61	0
	05/2016		1,114	SGD	1,547	34	0
	05/2016		435	TWD	14,035	2	0

MSB	04/2016	EUR	6,523	$	7,158	0	(264)
	04/2016	$	696	JPY	79,084	7	0
	05/2016	GBP	201	$	291	2	0
	05/2016	INR	21,242		316	0	(2)
	05/2016	$	1,043	KRW	1,251,150	48	0
	05/2016		614	TWD	20,406	21	0

NAB	04/2016	JPY	127,418	$	1,139	6	0

SCX	04/2016	$	479	AUD	671	36	0
	04/2016		1,589	EUR	1,432	40	0
	05/2016	MYR	2,129	$	480	0	(69)
	05/2016	$	791	GBP	549	0	(2)
	09/2016		9,193	CNH	62,219	359	0

SOG	05/2016		976	RUB	70,825	66	0

UAG	04/2016		7,826	EUR	6,989	126	0
	05/2016	EUR	6,989	$	7,833	0	(127)
	05/2016	TWD	109,996		3,293	0	(129)

Total Forward Foreign Currency Contracts						$1,589	$(2,945)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
SCX	Call - OTC USD versus CNH	CNH	6.700	09/29/2016	$1,700	$38	$22

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	08/05/2016	$	26,500	$9	$3

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC EURO STOXX 50 Index	3,631.000	12/20/2019	EUR	262	$913	$354

Total Purchased Options						$960	$379

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	41

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$	1,500	$(4)	$0
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.200	04/20/2016	EUR	3,500	(9)	0

CBK	Put - OTC CDX.HY-25 5-Year Index	Sell	96.000	04/20/2016	$	5,450	(80)	(1)

							$(93)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus BRL	BRL	4.380	09/15/2016	$400	$(10)	$(7)

GLM	Call - OTC USD versus BRL		4.380	09/15/2016	1,300	(33)	(21)
	Call - OTC USD versus BRL		4.500	09/15/2016	2,200	(58)	(28)

HUS	Call - OTC USD versus CNH	CNH	7.000	12/07/2016	5,850	(82)	(58)

JPM	Call - OTC USD versus CNH		7.000	12/07/2016	5,850	(82)	(58)
	Call - OTC USD versus CNH		7.050	12/08/2016	10,790	(152)	(99)

SCX	Put - OTC USD versus CNH		6.280	09/29/2016	1,700	(10)	(7)

						$(427)	$(278)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	262	$(913)	$(863)

Total Written Options						$(1,433)	$(1,142)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	403	$218,123	AUD	0	EUR	34,397	$(4,695)
Sales	1,166	292,593		1,400		51,400	(1,435)
Closing Buys	(1,247)	(178,750)		0		(31,435)	1,727
Expirations	(12)	(91,774)		(1,400)		(31,900)	730
Exercised	0	(205,152)		0		(18,700)	1,216

Balance at End of Period	310	$35,040	AUD	0	EUR	3,762	$(2,457)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Deere & Co.	(1.000)%	12/20/2020	0.668%	$	2,075	$(29)	$(3)	$0	$(32)

CBK	Deere & Co.	(1.000)	12/20/2020	0.668		175	(2)	(1)	0	(3)
	Newmont Mining Corp.	(1.000)	09/20/2020	1.024		2,300	134	(132)	2	0

FBF	Barrick Gold Corp.	(1.000)	09/20/2020	1.443		650	56	(44)	12	0

GST	Dow Chemical Co.	(1.000)	12/20/2020	0.569		3,825	(38)	(39)	0	(77)
	Halliburton Co.	(1.000)	06/20/2021	1.171		3,050	133	(108)	25	0
	Newmont Mining Corp.	(1.000)	09/20/2020	1.024		2,200	119	(117)	2	0
	Vodafone Group PLC	(1.000)	06/20/2021	0.956	EUR	2,650	(3)	(5)	0	(8)

JPM	Barrick Gold Corp.	(1.000)	09/20/2020	1.443	$	1,300	121	(97)	24	0
	Caterpillar, Inc.	(1.000)	12/20/2020	0.752		5,650	(26)	(40)	0	(66)
	Darden Restaurants, Inc.	(1.000)	06/20/2021	0.907		2,950	42	(57)	0	(15)

MYC	Canadian Natural Resources Ltd.	(1.000)	06/20/2021	3.195		2,600	523	(259)	264	0
	Dow Chemical Co.	(1.000)	12/20/2020	0.569		3,825	(41)	(36)	0	(77)
	EI du Pont de Nemours & Co.	(1.000)	12/20/2020	0.391		2,500	(39)	(32)	0	(71)

							$950	$(970)	$329	$(349)

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	American Airlines Group, Inc.	5.000%	12/20/2016	1.200%	$	250	$5	$2	$7	$0
	Sprint Communications, Inc.	5.000	06/20/2020	10.482		2,100	98	(451)	0	(353)

GST	Community Health Systems, Inc.	5.000	12/20/2020	6.763		2,375	18	(179)	0	(161)
	Greece Government International Bond	1.000	06/20/2016	14.401		800	(80)	42	0	(38)

							$41	$(586)	$7	$(552)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-21 5-Year Index 25-35%	5.000%	12/20/2018	$4,600	$586	$(47)	$539	$0
	CDX.HY-25 5-Year Index 25-35%	5.000	12/20/2020	3,500	88	245	333	0

CBK	CDX.HY-21 5-Year Index 25-35%	5.000	12/20/2018	5,800	808	(128)	680	0

GST	CMBX.NA.BB.6 Index	5.000	05/11/2063	1,000	(144)	33	0	(111)

JPM	CDX.HY-25 5-Year Index 25-35%	5.000	12/20/2020	3,425	295	30	325	0

MYC	CDX.HY-25 5-Year Index 25-35%	5.000	12/20/2020	6,000	480	90	570	0

					$2,113	$223	$2,447	$(111)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	3-Month NZD-BBR	5.000%	12/17/2024	NZD	1,700	$30	$179	$209	$0

Total Swap Agreements							$3,134	$(1,154)	$2,992	$(1,012)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(j)	Securities with an aggregate market value of $2,813 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$0	$0	$0	$0	$(21)	$0	$0	$(21)	$(21)	$0	$(21)
BOA	1	0	872	873	(258)	0	(32)	(290)	583	(470)	113
BPS	20	0	0	20	(512)	(7)	0	(519)	(499)	278	(221)
BRC	76	0	0	76	(34)	0	0	(34)	42	0	42
CBK	481	0	682	1,163	(232)	(1)	(3)	(236)	927	(920)	7
DUB	0	354	0	354	(39)	(863)	0	(902)	(548)	(54)	(602)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	43

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
FBF	$9	$0	$19	$28	$(71)	$0	$(353)	$(424)	$(396)	$434	$38
GLM	70	3	0	73	(989)	(49)	0	(1,038)	(965)	890	(75)
GST	0	0	27	27	0	0	(395)	(395)	(368)	337	(31)
HUS	53	0	0	53	(11)	(58)	0	(69)	(16)	255	239
JPM	168	0	558	726	(185)	(157)	(81)	(423)	303	(270)	33
MSB	78	0	0	78	(266)	0	0	(266)	(188)	5	(183)
MYC	0	0	834	834	0	0	(148)	(148)	686	(425)	261
NAB	6	0	0	6	0	0	0	0	6	0	6
SCX	435	22	0	457	(71)	(7)	0	(78)	379	(270)	109
SOG	66	0	0	66	0	0	0	0	66	0	66
UAG	126	0	0	126	(256)	0	0	(256)	(130)	59	(71)

Total Over the Counter	$1,589	$379	$2,992	$4,960	$(2,945)	$(1,142)	$(1,012)	$(5,099)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$438	$0	$0	$438
Futures	0	0	65	0	482	547
Swap Agreements	0	0	0	0	70	70

	$0	$0	$503	$0	$552	$1,055

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,589	$0	$1,589
Purchased Options	0	0	354	22	3	379
Swap Agreements	0	2,783	0	0	209	2,992

	$0	$2,783	$354	$1,611	$212	$4,960

	$0	$2,783	$857	$1,611	$764	$6,015

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,020	$0	$0	$1,020
Futures	0	0	63	0	17	80
Swap Agreements	0	7	0	0	590	597

	$0	$7	$1,083	$0	$607	$1,697

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,945	$0	$2,945
Written Options	0	1	863	278	0	1,142
Swap Agreements	0	1,012	0	0	0	1,012

	$0	$1,013	$863	$3,223	$0	$5,099

	$0	$1,020	$1,946	$3,223	$607	$6,796

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$469	$0	$0	$469
Written Options	0	0	(528)	0	0	(528)
Futures	0	0	1,497	0	4,552	6,049
Swap Agreements	0	(546)	0	0	(10,188)	(10,734)

	$0	$(546)	$1,438	$0	$(5,636)	$(4,744)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,883	$0	$6,883
Purchased Options	0	4	(292)	0	(209)	(497)
Written Options	0	171	12	455	587	1,225
Swap Agreements	0	(11,615)	0	0	(1,481)	(13,096)

	$0	$(11,440)	$(280)	$7,338	$(1,103)	$(5,485)

	$0	$(11,986)	$1,158	$7,338	$(6,739)	$(10,229)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,352)	$0	$0	$(1,352)
Written Options	0	0	(430)	0	0	(430)
Futures	0	0	(71)	0	(1,581)	(1,652)
Swap Agreements	0	363	0	0	622	985

	$0	$363	$(1,853)	$0	$(959)	$(2,449)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,551)	$0	$(12,551)
Purchased Options	0	0	(1,285)	(17)	126	(1,176)
Written Options	0	62	(520)	2,972	(73)	2,441
Swap Agreements	0	1,905	0	0	247	2,152

	$0	$1,967	$(1,805)	$(9,596)	$300	$(9,134)

	$0	$2,330	$(3,658)	$(9,596)	$(659)	$(11,583)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$19,446	$4,087	$23,533
Corporate Bonds & Notes
Banking & Finance	0	24,496	25,218	49,714
Industrials	0	37,198	0	37,198
Utilities	0	3,099	0	3,099
Municipal Bonds & Notes
New York	0	580	0	580
U.S. Government Agencies	0	0	217	217
U.S. Treasury Obligations	0	79,619	0	79,619
Non-Agency Mortgage-Backed Securities	0	66,151	0	66,151
Asset-Backed Securities	0	48,996	4,004	53,000
Sovereign Issues	0	912	0	912
Common Stocks
Consumer Discretionary	3,752	0	0	3,752
Financials	1,140	0	0	1,140
Health Care	369	0	0	369
Information Technology	219	0	0	219
Short-Term Instruments
Repurchase Agreements	0	303	0	303
	$5,480	$280,800	$33,526	$319,806

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$83,253	$0	$0	$83,253

Total Investments	$88,733	$280,800	$33,526	$403,059

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	547	508	0	1,055
Over the counter	0	4,960	0	4,960
	$547	$5,468	$0	$6,015

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(80)	(1,614)	0	(1,694)
Over the counter	0	(5,099)	0	(5,099)
	$(80)	$(6,713)	$0	$(6,793)

Totals	$89,200	$279,555	$33,526	$402,281

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	45

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

March 31, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$28,305	$0	$(19,284)	$(8)	$(2,912)	$892	$0	$(2,906)	$4,087	$(63)
Corporate Bonds & Notes
Banking & Finance	53,600	1,309	(23,253)	67	164	(2,751)	0	(3,918)	25,218	(2,060)
U.S. Government Agencies	0	236	(2)	2	1	(20)	0	0	217	(20)
Asset-Backed Securities	9,550	3,996	(9,500)	42	80	(164)	0	0	4,004	8

Totals	$91,455	$5,541	$(52,039)	$103	$(2,667)	$(2,043)	$0	$(6,824)	$33,526	$(2,135)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$4,087	Proxy Pricing	Base Price	98.00-100.50
Corporate Bonds & Notes
Banking & Finance	3,237	Proxy Pricing	Base Price	102.67
	21,981	Reference Instrument	Spread Movement	16.00-561.19 bps
U.S. Government Agencies	217	Proxy Pricing	Base Price	53.95
Asset-Backed Securities	4,004	Proxy Pricing	Base Price	99.89

Total	$33,526

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.7%

BANK LOAN OBLIGATIONS 5.0%
Albertson’s Holdings LLC
5.125% due 08/25/2019		$2,470	$2,472
5.500% due 03/21/2019		4,808	4,816
5.500% due 08/25/2021		990	992
Amaya Holdings BV
5.000% due 08/01/2021		5,151	4,767
Charter Communications Operating LLC
3.250% due 08/24/2021		1,400	1,399
3.500% due 01/24/2023		4,400	4,411
Community Health Systems, Inc.
3.750% due 12/31/2019		1,380	1,359
4.000% due 01/27/2021		2,540	2,502
Dell International LLC
4.000% due 04/29/2020		5,544	5,543
Endo Luxembourg Finance Co. S.a r.l.
3.750% due 09/26/2022		2,693	2,656
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		30,022	30,028
Flying Fortress, Inc.
3.500% due 04/30/2020		100	100
Gardner Denver, Inc.
4.250% due 07/30/2020		7,003	6,356
Gates Global, Inc.
4.250% due 07/06/2021		2,718	2,571
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		28	28
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		3,771	3,527
Las Vegas Sands LLC
3.250% due 12/19/2020		891	891
Numericable U.S. LLC
4.500% due 05/21/2020		3,456	3,438
OGX (13.000% PIK)
13.000% due 04/10/2049 (b)		1,281	440
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020		278	278
Realogy Corp.
3.750% due 03/05/2020		3,396	3,402
Rise Ltd.
4.750% due 01/31/2021 (g)		6,096	6,084
Station Casinos LLC
4.250% due 03/02/2020		11,430	11,412
Texas Competitive Electric Holdings Co. LLC
3.750% due 11/07/2016		7,901	7,886
Valeant Pharmaceuticals International, Inc.
4.000% due 04/01/2022		4,752	4,498

Total Bank Loan Obligations (Cost $113,730)			111,856

CORPORATE BONDS & NOTES 56.1%

BANKING & FINANCE 27.9%
ABN AMRO Bank NV
4.750% due 07/28/2025		1,200	1,213
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		2,200	2,195
5.000% due 10/01/2021		1,300	1,349
Ally Financial, Inc.
4.125% due 03/30/2020		4,550	4,527
American International Group, Inc.
6.250% due 05/01/2036		7,600	8,848
AXA S.A.
5.453% due 03/04/2026 (f)	GBP	3,500	4,926

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$1,300	$1,413
Banco do Brasil S.A.
3.875% due 10/10/2022		1,589	1,376
6.000% due 01/22/2020		5,300	5,393
9.000% due 06/18/2024 (f)		1,204	842
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	9,500	10,661
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		$3,860	3,994
Bank of America Corp.
3.300% due 01/11/2023		500	505
6.100% due 03/17/2025 (f)		9,000	8,876
6.250% due 09/05/2024 (f)		2,800	2,748
Banque PSA Finance S.A.
5.750% due 04/04/2021		11,274	11,960
Barclays Bank PLC
7.625% due 11/21/2022		28,900	31,122
14.000% due 06/15/2019 (f)	GBP	5,400	9,823
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	2,900	3,201
8.250% due 12/15/2018 (f)		$1,100	1,103
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,700	1,866
6.750% due 09/30/2022		500	556
7.250% due 04/22/2020		2,500	2,787
Blackstone CQP Holdco LP
9.296% due 03/19/2019		27,786	28,098
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		2,900	2,809
BPCE S.A.
4.500% due 03/15/2025		15,300	15,182
Cantor Fitzgerald LP
7.875% due 10/15/2019		12,100	13,419
Catlin Insurance Co. Ltd.
7.249% due 01/19/2017 (f)		460	320
CIT Group, Inc.
4.250% due 08/15/2017		27,300	27,849
5.250% due 03/15/2018		100	104
6.625% due 04/01/2018		500	527
CNP Assurances
7.375% due 09/30/2041	GBP	2,100	3,257
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020		2,625	4,048
7.500% due 07/08/2026		2,400	3,681
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		$1,500	1,424
8.125% due 09/19/2033		2,600	2,833
8.375% due 10/13/2019 (f)		9,230	10,224
Credit Suisse AG
6.500% due 08/08/2023		16,600	17,925
Credit Suisse Group AG
7.500% due 12/11/2023 (f)		6,600	6,515
Crown Castle International Corp.
5.250% due 01/15/2023		15,600	16,828
Denali International LLC/Denali Finance Corp.
5.625% due 10/15/2020		5,500	5,816
Doctors Co.
6.500% due 10/15/2023		10,425	11,525
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		14,755	15,018
General Motors Financial Co., Inc.
3.450% due 04/10/2022		6,000	5,902
Heta Asset Resolution AG
4.250% due 10/31/2016 ^	EUR	10,140	8,308

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 01/24/2017 ^	EUR	12,900	$10,670
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		$1,332	100
HSBC Capital Funding LP
10.176% due 06/30/2030 (f)		1,350	1,995
HSBC Finance Corp.
6.676% due 01/15/2021		700	805
HSBC Holdings PLC
5.250% due 09/16/2022 (f)	EUR	200	204
6.000% due 09/29/2023 (f)		200	216
6.375% due 09/17/2024 (f)		$7,600	7,068
6.375% due 03/30/2025 (f)		1,600	1,516
6.500% due 09/15/2037		125	147
7.625% due 05/17/2032		2,300	2,861
ING Groep NV
6.500% due 04/16/2025 (f)		700	645
Intesa Sanpaolo SpA
6.500% due 02/24/2021		19,500	22,269
iStar, Inc.
4.000% due 11/01/2017		4,700	4,618
5.000% due 07/01/2019		9,800	9,457
JPMorgan Chase & Co.
7.900% due 04/30/2018 (f)		15,500	15,519
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (g)		3,369	2,871
La Mondiale SAM
5.050% due 12/17/2025 (f)	EUR	5,500	6,195
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		$200	200
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		13,600	18,338
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,923
Navient Corp.
8.000% due 03/25/2020		$17,000	16,957
8.450% due 06/15/2018		5,875	6,316
NN Group NV
4.500% due 01/15/2026 (f)	EUR	8,100	8,976
Novo Banco S.A.
5.000% due 04/23/2019		2,150	1,881
5.000% due 05/14/2019		5,700	4,987
5.000% due 05/21/2019		2,500	2,187
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		$700	681
4.950% due 04/01/2024		1,900	1,939
OneMain Financial Holdings LLC
6.750% due 12/15/2019		5,400	5,426
7.250% due 12/15/2021		5,000	5,000
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (e)		1,600	1,533
Rabobank Group
8.400% due 06/29/2017 (f)		5,900	6,238
11.000% due 06/30/2019 (f)		23,488	28,271
Rio Oil Finance Trust
9.250% due 07/06/2024		17,600	11,088
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		1,200	1,119
7.648% due 09/30/2031 (f)		1,850	2,174
8.000% due 08/10/2025 (f)		700	669
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		16,050	16,483
SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,640
Societe Generale S.A.
8.000% due 09/29/2025 (f)		13,300	12,934
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	200	252

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	47

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Synchrony Financial
2.700% due 02/03/2020		$600	$595
UBS AG
4.750% due 05/22/2023		900	914
7.250% due 02/22/2022		5,200	5,360
7.625% due 08/17/2022		23,500	26,950
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	2,610	3,925
Wells Fargo & Co.
7.980% due 03/15/2018 (f)		$5,600	5,802
Wells Fargo Capital
5.950% due 12/01/2086		2,800	2,864

			623,674

INDUSTRIALS 20.2%
Activision Blizzard, Inc.
6.125% due 09/15/2023		200	216
ADT Corp.
4.875% due 07/15/2042		6,460	4,393
ALROSA Finance S.A.
7.750% due 11/03/2020		13,400	14,653
Altice Financing S.A.
6.625% due 02/15/2023		1,000	1,008
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	1,300	1,468
7.750% due 05/15/2022		$900	890
Aviation Capital Group Corp.
7.125% due 10/15/2020		5,245	5,933
California Resources Corp.
5.000% due 01/15/2020		1,209	281
5.500% due 09/15/2021		1,017	229
8.000% due 12/15/2022		11,412	4,422
CCO Safari LLC
4.908% due 07/23/2025		4,200	4,438
6.484% due 10/23/2045		1,100	1,228
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	2,600	2,871
6.500% due 12/10/2019		$9,800	10,106
Chesapeake Energy Corp.
3.872% due 04/15/2019		14,400	5,652
CNOOC Finance Ltd.
3.000% due 05/09/2023		3,000	2,911
3.875% due 05/02/2022		700	732
Columbus International, Inc.
7.375% due 03/30/2021		1,100	1,175
CONSOL Energy, Inc.
5.875% due 04/15/2022		3,500	2,540
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		692	728
Continental Resources, Inc.
3.800% due 06/01/2024		1,000	807
4.500% due 04/15/2023		500	421
5.000% due 09/15/2022		1,700	1,474
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		2,700	2
9.250% due 06/30/2020 ^		14,300	9
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		3,400	2,575
CSC Holdings LLC
8.625% due 02/15/2019		5,300	5,843
CSN Islands Corp.
6.875% due 09/21/2019 (i)		2,030	1,137
CVS Pass-Through Trust
5.773% due 01/10/2033		345	375
6.943% due 01/10/2030		9,458	10,946
7.507% due 01/10/2032		9,608	11,591

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		$35	$40
7.750% due 06/17/2021		425	477
Denbury Resources, Inc.
4.625% due 07/15/2023		1,550	659
DISH DBS Corp.
5.125% due 05/01/2020		1,600	1,592
5.875% due 11/15/2024		1,700	1,564
7.875% due 09/01/2019		7,400	8,168
Dollar Tree, Inc.
5.250% due 03/01/2020		500	526
5.750% due 03/01/2023		1,150	1,224
Dynegy, Inc.
6.750% due 11/01/2019		2,200	2,200
7.375% due 11/01/2022		1,700	1,581
7.625% due 11/01/2024		700	639
Eagle Spinco, Inc.
4.625% due 02/15/2021		1,100	1,068
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		400	395
Endo Finance LLC
5.875% due 01/15/2023		2,200	2,106
6.000% due 02/01/2025		3,950	3,723
Enterprise Products Operating LLC
7.034% due 01/15/2068		1,200	1,220
8.375% due 08/01/2066		7,175	5,749
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		7,350	7,479
Flextronics International Ltd.
5.000% due 02/15/2023		3,700	3,755
Freeport-McMoRan, Inc.
5.450% due 03/15/2043		500	305
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		1,900	1,729
GTL Trade Finance, Inc.
5.893% due 04/29/2024		9,200	7,521
HCA, Inc.
4.750% due 05/01/2023		10,300	10,506
6.500% due 02/15/2020		600	660
7.500% due 02/15/2022		5,700	6,478
HD Supply, Inc.
7.500% due 07/15/2020		1,600	1,706
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	200	208
5.014% due 12/27/2017		900	931
KazMunayGas National Co. JSC
9.125% due 07/02/2018		$3,500	3,830
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		1,700	1,639
Kinder Morgan, Inc.
3.050% due 12/01/2019		200	197
7.750% due 01/15/2032		10,100	10,519
7.800% due 08/01/2031		1,100	1,219
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		4,800	4,200
4.500% due 08/15/2025		12,400	10,602
Mallinckrodt International Finance S.A.
4.875% due 04/15/2020		1,200	1,130
MCE Finance Ltd.
5.000% due 02/15/2021		13,900	13,291
Medtronic, Inc.
4.375% due 03/15/2035		1,000	1,085
New Albertson’s, Inc.
6.570% due 02/23/2028		800	583
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		12,300	12,853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		$527	$565
Numericable SFR S.A.
4.875% due 05/15/2019		900	900
5.375% due 05/15/2022	EUR	400	465
5.625% due 05/15/2024		400	460
6.000% due 05/15/2022		$2,800	2,744
6.250% due 05/15/2024		14,600	14,228
8.375% due 04/01/2022 ^		12,200	0
8.500% due 06/01/2018 ^		20,900	0
ONEOK Partners LP
5.000% due 09/15/2023		8,250	7,874
Pertamina Persero PT
4.300% due 05/20/2023		10,000	9,779
4.875% due 05/03/2022		370	377
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		15,345	4,909
5.500% due 04/12/2037		47,385	15,187
Platform Specialty Products Corp.
6.500% due 02/01/2022		1,900	1,613
QVC, Inc.
5.950% due 03/15/2043		4,800	4,200
Regency Energy Partners LP
4.500% due 11/01/2023		11,400	10,078
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		7,200	7,757
Reynolds American, Inc.
4.000% due 06/12/2022		700	762
4.450% due 06/12/2025		400	441
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		18,600	19,135
6.875% due 02/15/2021		1,500	1,553
Rockies Express Pipeline LLC
6.000% due 01/15/2019		4,200	4,116
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		8,600	8,310
5.625% due 04/15/2023		100	96
5.750% due 05/15/2024		15,800	15,168
Schaeffler Finance BV
2.500% due 05/15/2020	EUR	4,500	5,229
Sibur Securities Ltd.
3.914% due 01/31/2018		$2,808	2,805
Southwestern Energy Co.
4.100% due 03/15/2022		1,000	670
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	200	297
T-Mobile USA, Inc.
6.250% due 04/01/2021		$8,000	8,438
6.375% due 03/01/2025		5,000	5,137
Telenet Finance Luxembourg S.C.A.
6.750% due 08/15/2024	EUR	1,500	1,883
Tenet Healthcare Corp.
4.500% due 04/01/2021		$5,200	5,252
5.000% due 03/01/2019		1,400	1,391
6.000% due 10/01/2020		4,500	4,815
Tesoro Logistics LP
6.125% due 10/15/2021		14,050	14,120
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	3,760	4,599
UPC Holding BV
6.375% due 09/15/2022		800	975
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016 ^		$1,800	11
9.500% due 01/21/2020 ^		1,300	8
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		4,200	3,444

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Whiting Petroleum Corp.
5.000% due 03/15/2019		$6,300	$4,394
Wind Acquisition Finance S.A.
4.000% due 07/15/2020	EUR	3,300	3,732
7.375% due 04/23/2021		$14,800	13,468
Wynn Las Vegas LLC
4.250% due 05/30/2023		300	277
Zhaikmunai LLP
6.375% due 02/14/2019		3,700	2,951

			451,024

UTILITIES 8.0%
AES Corp.
8.000% due 06/01/2020 (i)		6,000	6,840
AT&T, Inc.
3.400% due 05/15/2025		5,500	5,524
Beaver Valley Funding Corp.
9.000% due 06/01/2017		12	13
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		2,027	1,914
CenturyLink, Inc.
5.625% due 04/01/2020		6,600	6,711
FirstEnergy Corp.
7.375% due 11/15/2031		6,490	8,015
FirstEnergy Solutions Corp.
6.050% due 08/15/2021		100	107
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020 (i)		7,800	7,575
4.950% due 02/06/2028		300	273
8.146% due 04/11/2018		2,500	2,715
Genesis Energy LP
5.625% due 06/15/2024		6,400	5,408
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		100	105
Majapahit Holding BV
7.750% due 01/20/2020		6,310	7,224
8.000% due 08/07/2019		6,900	7,892
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		14,325	13,286
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		10,912	3,547
Orange S.A.
5.000% due 10/01/2026 (f)	EUR	7,800	9,220
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		$379	428
Petrobras Global Finance BV
2.762% due 01/15/2019		400	326
3.000% due 01/15/2019		500	430
4.375% due 05/20/2023		600	439
4.875% due 03/17/2020		8,100	6,761
5.375% due 01/27/2021		19,300	15,893
6.875% due 01/20/2040		150	108
Petroleos Mexicanos
4.875% due 01/24/2022		900	896
5.500% due 02/24/2025	EUR	3,800	4,577
5.500% due 06/27/2044		$11,100	9,296
6.625% due 06/15/2035		7,000	6,755
6.625% due 06/15/2038		6,600	6,286
Qwest Corp.
7.250% due 09/15/2025		3,250	3,497
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		735	787
5.838% due 09/30/2027		1,370	1,501
6.332% due 09/30/2027		500	555
Sprint Capital Corp.
6.900% due 05/01/2019		1,700	1,479

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 03/15/2032	$900	$709
Sprint Corp.
7.125% due 06/15/2024	2,300	1,719
7.875% due 09/15/2023	3,200	2,456
Terraform Global Operating LLC
9.750% due 08/15/2022 (i)	6,600	5,016
Verizon Communications, Inc.
4.672% due 03/15/2055	3,100	2,989
VimpelCom Holdings BV
5.950% due 02/13/2023	15,600	15,259
7.504% due 03/01/2022	1,100	1,162
Yellowstone Energy LP
5.750% due 12/31/2026	3,487	3,572

		179,265

Total Corporate Bonds & Notes (Cost $1,384,218)		1,253,963

MUNICIPAL BONDS & NOTES 1.6%

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	800	820
7.750% due 01/01/2042	2,475	2,470

		3,290

OHIO 0.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	4,900	4,636
6.500% due 06/01/2047	300	300

		4,936

TEXAS 1.2%
Texas Public Finance Authority Revenue Notes, Series 2014
5.250% due 07/01/2017	23,150	23,233
8.250% due 07/01/2024	3,500	3,555

		26,788

Total Municipal Bonds & Notes (Cost $34,153)		35,014

U.S. GOVERNMENT AGENCIES 7.0%
Fannie Mae
0.890% due 10/18/2030	3	3
0.933% due 03/25/2017	2	2
3.500% due 02/01/2045 - 01/01/2046	30,749	32,273
4.217% due 09/25/2040 (a)	1,200	187
5.000% due 11/01/2035	98	108
5.367% due 09/25/2037 (a)	2,025	307
6.500% due 06/25/2028	77	85
6.850% due 12/18/2027	50	57
Fannie Mae, TBA
3.500% due 04/01/2046 - 06/01/2046	115,400	120,949
Freddie Mac
0.936% due 09/15/2030	12	12
1.522% due 10/25/2044 - 02/25/2045	117	120
1.722% due 07/25/2044	172	181
2.624% due 05/01/2023	6	6
5.500% due 09/15/2017	7	7
6.500% due 07/25/2043	8	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
1.750% due 03/20/2026 - 05/20/2026	$31	$32
1.875% due 07/20/2026	14	15
2.000% due 11/20/2023 - 11/20/2027	35	36
6.112% due 09/16/2042	1,446	1,494
9.250% due 06/20/2021	2	2
New Valley Generation
7.299% due 03/15/2019	269	294
Small Business Administration
4.340% due 03/01/2024	54	57
5.080% due 11/01/2022	117	126
5.130% due 09/01/2023	8	9
6.900% due 12/01/2020	72	77
7.150% due 03/01/2017	14	14
7.190% due 12/01/2019	37	39
7.300% due 05/01/2017	6	6
Vendee Mortgage Trust
6.000% due 12/15/2030	611	639

Total U.S. Government Agencies (Cost $156,285)		157,147

U.S. TREASURY OBLIGATIONS 5.4%
U.S. Treasury Bonds
2.500% due 02/15/2045 (k)(m)	4,600	4,487
2.750% due 08/15/2042 (k)(m)	1,800	1,860
2.750% due 11/15/2042 (k)(m)	5,150	5,313
2.875% due 08/15/2045 (m)	25,450	26,779
3.000% due 05/15/2042 (k)(m)	4,000	4,346
3.125% due 02/15/2042 (k)(m)	3,450	3,839
3.125% due 02/15/2043 (k)(m)	2,100	2,328
4.375% due 05/15/2040 (k)(m)	10,150	13,665
4.625% due 02/15/2040 (k)(m)	4,700	6,549
6.125% due 11/15/2027 (k)(m)	5,350	7,716
6.250% due 05/15/2030	7,950	12,135
U.S. Treasury Floating Rate Notes
0.468% due 10/31/2017 (m)	169	169
U.S. Treasury Notes
2.000% due 02/15/2025 (m)	1,900	1,942
2.000% due 08/15/2025	29,800	30,388

Total U.S. Treasury Obligations (Cost $118,651)		121,516

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.5%
Adjustable Rate Mortgage Trust
2.649% due 01/25/2035	1,630	1,647
2.681% due 01/25/2036 ^	446	389
3.009% due 11/25/2035	51	51
American Home Mortgage Assets Trust
0.623% due 05/25/2046 ^	402	292
0.643% due 10/25/2046	973	612
American Home Mortgage Investment Trust
2.631% due 12/25/2035	1,014	675
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	1,875	1,939
5.741% due 02/10/2051	6,747	6,995
Banc of America Funding Trust
0.933% due 06/26/2035	2,126	1,990
2.832% due 09/20/2035 ^	196	167
3.062% due 03/20/2036	146	135
5.500% due 01/25/2036	465	473
6.000% due 07/25/2037 ^	608	476
6.000% due 08/25/2037 ^	397	346
Banc of America Mortgage Trust
2.858% due 11/25/2034	77	73

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	49

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.899% due 02/25/2036 ^	$44	$39
3.026% due 11/20/2046 ^	3,259	2,672
5.500% due 12/25/2020	134	136
5.500% due 11/25/2035 ^	132	125
6.000% due 10/25/2036 ^	341	284
BCAP LLC Trust
0.566% due 06/26/2037	78	76
Bear Stearns Adjustable Rate Mortgage Trust
2.502% due 02/25/2033	4	4
2.660% due 02/25/2036 ^	1,169	979
2.722% due 08/25/2035	1,976	1,686
2.799% due 01/25/2035	37	36
2.880% due 01/25/2034	15	15
2.926% due 02/25/2033	7	7
2.957% due 01/25/2035	834	813
2.971% due 01/25/2034	4	4
3.090% due 03/25/2035	10,853	10,836
Bear Stearns ALT-A Trust
0.773% due 08/25/2036 ^	1,597	1,279
2.708% due 08/25/2036 ^	467	294
2.792% due 09/25/2035	1,216	1,017
2.811% due 11/25/2036 ^	4,657	3,183
2.893% due 03/25/2036 ^	469	354
2.946% due 11/25/2036	321	243
3.006% due 05/25/2035	303	295
4.397% due 11/25/2036 ^	282	198
Chase Mortgage Finance Trust
5.500% due 11/25/2035	1,110	1,108
5.500% due 07/25/2037 ^	2,327	1,910
Citigroup Global Markets Mortgage Securities, Inc.
0.933% due 05/25/2032	18	17
Citigroup Mortgage Loan Trust, Inc.
2.660% due 05/25/2035	121	119
2.717% due 05/25/2035	901	843
2.730% due 10/25/2035	654	645
2.744% due 08/25/2035 ^	157	116
2.870% due 10/25/2035 ^	350	346
2.885% due 03/25/2034	44	43
2.932% due 09/25/2037 ^	1,041	942
3.123% due 09/25/2037 ^	621	522
5.323% due 04/25/2037 ^	554	475
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	1,651	1,425
Countrywide Alternative Loan Trust
0.553% due 06/25/2036	7,211	6,242
0.613% due 04/25/2046	16,784	14,696
0.627% due 12/20/2046 ^	2,400	1,782
0.642% due 07/20/2046 ^	944	653
0.712% due 09/20/2046	441	183
0.758% due 11/20/2035	360	288
1.351% due 12/25/2035	297	250
2.591% due 10/25/2035 ^	113	102
2.904% due 02/25/2037 ^	2,107	1,883
5.500% due 11/25/2035 ^	1,575	1,417
5.500% due 12/25/2035 ^	1,143	1,017
5.500% due 01/25/2036	450	410
5.750% due 02/25/2035	1,024	999
5.750% due 03/25/2037 ^	248	219
6.000% due 02/25/2037 ^	4,688	3,589
6.250% due 11/25/2036 ^	1,941	1,810
6.250% due 12/25/2036 ^	914	726
6.250% due 08/25/2037 ^	6,068	4,941
Countrywide Home Loan Mortgage Pass-Through Trust
0.663% due 05/25/2035	151	127
0.733% due 04/25/2046 ^	78	53
2.595% due 04/20/2035	263	260
2.716% due 10/19/2032	4	3
2.726% due 07/20/2034	351	338

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.862% due 02/25/2034		$530	$521
5.000% due 04/25/2035		79	79
5.500% due 01/25/2035		536	542
5.500% due 09/25/2035 ^		661	645
5.500% due 12/25/2035 ^		722	673
6.000% due 05/25/2036 ^		398	363
6.000% due 01/25/2037 ^		7,993	7,340
Countrywide Home Loan Reperforming REMIC Trust
0.773% due 06/25/2035		196	174
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		383	389
5.941% due 09/15/2039		10,882	11,279
Credit Suisse First Boston Mortgage Securities Corp.
2.331% due 06/25/2033		288	282
6.000% due 01/25/2036 ^		1,563	1,086
Credit Suisse Mortgage Capital Certificates
2.731% due 02/26/2036		1,181	1,137
2.937% due 09/26/2047		1,177	1,169
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^		482	280
Deutsche ALT-A Securities, Inc.
0.613% due 06/25/2037 ^		1,827	1,525
3.012% due 10/25/2035		149	121
5.500% due 12/25/2035 ^		335	279
Deutsche ALT-B Securities, Inc.
6.300% due 07/25/2036 ^		290	223
Deutsche Mortgage & Asset Receiving Corp.
1.536% due 07/27/2045		439	438
EMF-NL Prime BV
0.658% due 04/17/2041	EUR	1,635	1,591
First Horizon Asset Securities, Inc.
2.587% due 02/25/2036		$374	349
First Horizon Mortgage Pass-Through Trust
2.738% due 02/25/2035		522	519
5.750% due 02/25/2036 ^		247	220
5.750% due 05/25/2037 ^		1,563	1,274
GMAC Mortgage Corp. Loan Trust
3.029% due 11/19/2035		252	234
3.293% due 04/19/2036 ^		124	112
GreenPoint Mortgage Funding Trust
0.703% due 11/25/2045		67	58
Greenpoint Mortgage Pass-Through Certificates
3.092% due 10/25/2033		473	466
GSR Mortgage Loan Trust
2.312% due 06/25/2034		134	130
2.741% due 11/25/2035 ^		163	135
2.849% due 05/25/2034		545	542
2.869% due 05/25/2035		651	603
2.910% due 01/25/2036 ^		221	206
2.914% due 09/25/2035		115	117
2.941% due 11/25/2035		1,584	1,520
6.000% due 02/25/2036 ^		3,262	2,652
6.000% due 03/25/2037 ^		599	569
6.000% due 05/25/2037 ^		250	232
HarborView Mortgage Loan Trust
0.622% due 09/19/2037		904	717
0.622% due 01/19/2038		1,104	894
3.988% due 06/19/2036 ^		261	174
HomeBanc Mortgage Trust
0.693% due 01/25/2036		717	619
4.337% due 04/25/2037 ^		180	144
IndyMac Mortgage Loan Trust
0.673% due 07/25/2035		89	77
0.706% due 06/25/2037 ^		284	199
2.611% due 07/25/2037		183	123
2.906% due 08/25/2036		124	87
3.017% due 06/25/2036		627	510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
0.543% due 09/25/2036 ^	$1,069	$972
0.573% due 03/25/2037	1,328	975
JPMorgan Mortgage Trust
2.278% due 07/27/2037	2,158	2,009
2.502% due 07/25/2035	149	146
2.688% due 07/25/2035	124	122
2.744% due 04/25/2036 ^	149	137
2.757% due 08/25/2035 ^	873	829
2.894% due 04/25/2035	1,822	1,822
4.633% due 06/25/2037 ^	3,605	3,231
5.750% due 01/25/2036 ^	462	397
JPMorgan Resecuritization Trust
0.926% due 03/26/2037	604	591
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,647	1,659
5.424% due 02/15/2040	696	708
5.866% due 09/15/2045	514	541
Lehman XS Trust
0.596% due 03/25/2047 ^	1,116	906
0.613% due 07/25/2037 ^	890	617
MASTR Adjustable Rate Mortgages Trust
0.673% due 05/25/2037	188	117
0.773% due 05/25/2047 ^	377	171
1.091% due 01/25/2047 ^	1,147	798
2.734% due 08/25/2034	55	54
3.119% due 11/25/2033	39	38
MASTR Alternative Loan Trust
0.833% due 03/25/2036	598	134
Merrill Lynch Alternative Note Asset Trust
2.931% due 06/25/2037 ^	267	180
Merrill Lynch Mortgage Investors Trust
0.643% due 02/25/2036	2,355	2,143
1.904% due 10/25/2035	968	938
2.476% due 12/25/2035	1,700	1,557
2.760% due 05/25/2034	426	420
2.788% due 11/25/2035	249	241
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	720	747
5.864% due 08/12/2049	299	310
Morgan Stanley Capital Trust
5.692% due 04/15/2049	1,200	1,229
5.918% due 06/11/2049	2,813	2,918
Morgan Stanley Mortgage Loan Trust
2.292% due 06/25/2036	63	61
2.319% due 07/25/2035 ^	2,887	2,373
2.954% due 11/25/2037	1,718	1,342
6.000% due 10/25/2037 ^	7,151	5,856
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047	227	229
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.813% due 12/25/2035	1,748	1,533
Prime Mortgage Trust
0.933% due 02/25/2035	660	621
RBSGC Structured Trust
5.500% due 11/25/2035 ^	5,345	5,130
RBSSP Resecuritization Trust
0.933% due 04/26/2037	512	479
0.934% due 09/26/2034	455	429
0.934% due 03/26/2036	142	141
Residential Accredit Loans, Inc. Trust
0.533% due 05/25/2037	682	501
0.623% due 07/25/2036	320	248
0.633% due 12/25/2046 ^	461	316
0.663% due 05/25/2037 ^	147	37
3.101% due 03/25/2035 ^	650	558

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.270% due 02/25/2035 ^	$197	$158
4.262% due 02/25/2036 ^	194	142
6.000% due 06/25/2036 ^	201	164
6.000% due 05/25/2037 ^	162	135
6.500% due 07/25/2036	733	601
Residential Asset Securitization Trust
0.833% due 01/25/2046 ^	1,250	600
6.000% due 02/25/2036	554	404
6.250% due 09/25/2037 ^	2,465	1,719
Residential Funding Mortgage Securities, Inc. Trust
3.190% due 09/25/2035 ^	343	263
3.406% due 02/25/2036 ^	931	841
6.000% due 10/25/2036 ^	915	816
Structured Adjustable Rate Mortgage Loan Trust
0.636% due 04/25/2047	1,085	783
2.606% due 01/25/2035	416	395
2.762% due 09/25/2035	4,521	4,017
2.804% due 09/25/2036 ^	2,396	1,541
2.863% due 05/25/2036 ^	4,297	3,916
3.413% due 03/25/2036 ^	147	119
Structured Asset Mortgage Investments Trust
0.653% due 05/25/2036	1,919	1,413
0.693% due 05/25/2046 ^	82	31
1.092% due 09/19/2032	43	42
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.473% due 06/25/2033	343	334
2.515% due 07/25/2032	2	1
6.000% due 11/25/2034	502	509
Structured Asset Securities Corp. Trust
5.500% due 12/25/2034	249	247
Wachovia Mortgage Loan Trust LLC
2.719% due 10/20/2035	130	123
2.778% due 08/20/2035 ^	1,261	1,144
WaMu Mortgage Pass-Through Certificates Trust
0.693% due 11/25/2045	1,524	1,398
0.703% due 12/25/2045	1,290	1,209
0.753% due 08/25/2045	1,155	1,070
1.051% due 02/25/2047 ^	938	722
1.101% due 06/25/2047 ^	206	70
1.132% due 12/25/2046	434	365
1.231% due 10/25/2046 ^	1,693	1,326
1.351% due 02/25/2046	611	556
1.351% due 08/25/2046	3,834	3,151
1.551% due 11/25/2042	3	3
1.717% due 08/25/2042	7	7
1.751% due 06/25/2042	6	6
1.914% due 02/27/2034	49	47
2.155% due 10/25/2046	303	270
2.164% due 07/25/2046	1,191	1,060
2.432% due 09/25/2036 ^	640	578
2.521% due 09/25/2033	6,416	6,453
2.546% due 02/25/2037 ^	699	617
3.754% due 12/25/2036 ^	635	556
Washington Mutual Mortgage Pass-Through Certificates Trust
0.673% due 01/25/2047 ^	861	641
1.121% due 04/25/2047 ^	160	17
1.191% due 05/25/2047 ^	167	12
2.273% due 02/25/2033	3	3
Wells Fargo Mortgage-Backed Securities Trust
0.933% due 07/25/2037 ^	229	199
2.626% due 09/25/2033	132	130
2.761% due 10/25/2035	661	658
2.771% due 05/25/2036 ^	514	487
2.794% due 06/25/2035	686	687
2.807% due 07/25/2036 ^	247	237
2.813% due 11/25/2037 ^	1,603	1,420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.837% due 03/25/2036	$1,743	$1,716
2.853% due 12/25/2034	216	212
2.908% due 07/25/2036 ^	686	645
2.969% due 04/25/2035	167	167
2.979% due 04/25/2035	766	771
3.100% due 04/25/2036 ^	118	111
5.500% due 03/25/2036	2,472	2,516
5.750% due 05/25/2036 ^	898	883
6.000% due 04/25/2037 ^	1,139	1,115

Total Non-Agency Mortgage-Backed Securities (Cost $223,786)		235,012

ASSET-BACKED SECURITIES 3.3%
ACE Securities Corp. Home Equity Loan Trust
0.733% due 02/25/2036	700	623
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	6,916	7,305
Argent Securities Trust
0.703% due 05/25/2036	734	247
Asset-Backed Funding Certificates Trust
0.593% due 01/25/2037	979	574
0.653% due 01/25/2037	4,191	2,485
Bear Stearns Asset-Backed Securities Trust
0.543% due 02/25/2037	498	469
0.753% due 08/25/2036	2,057	2,050
0.923% due 09/25/2035	1,000	843
1.233% due 10/27/2032	36	34
1.433% due 10/25/2037	305	281
1.633% due 10/25/2034	300	299
1.683% due 08/25/2037	1,638	1,486
Carrington Mortgage Loan Trust
0.893% due 06/25/2035	1,500	1,453
Citigroup Mortgage Loan Trust, Inc.
0.683% due 08/25/2036	3,000	2,150
Countrywide Asset-Backed Certificates
0.603% due 06/25/2047	1,374	1,299
0.613% due 07/25/2036	446	439
0.613% due 06/25/2047	1,675	1,529
0.686% due 04/25/2036	172	172
0.693% due 11/25/2037	4,227	2,587
1.203% due 11/25/2035	614	594
4.839% due 04/25/2036	1,416	1,267
4.946% due 07/25/2036	1,300	1,174
5.016% due 10/25/2046 ^	1,894	1,802
Countrywide Asset-Backed Certificates Trust
0.583% due 02/25/2037	1,433	1,388
0.596% due 09/25/2046	182	162
0.783% due 04/25/2036	479	473
5.065% due 08/25/2035	1,000	984
Fieldstone Mortgage Investment Trust
0.593% due 11/25/2036	1,503	781
First Franklin Mortgage Loan Trust
0.573% due 09/25/2036	193	182
0.673% due 10/25/2036	1,823	1,188
1.708% due 07/25/2034	803	741
First NLC Trust
0.573% due 08/25/2037	231	111
0.713% due 08/25/2037	154	76
GSAA Home Equity Trust
0.603% due 09/25/2036	1,741	872
0.733% due 03/25/2037	401	236
GSAA Trust
0.733% due 05/25/2047	417	302
GSAMP Trust
0.583% due 08/25/2036	1,268	944
Home Equity Asset Trust
0.713% due 08/25/2036	1,000	846

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.673% due 11/25/2036		$2,000	$1,216
0.873% due 03/25/2036		6,000	3,967
JPMorgan Mortgage Acquisition Trust
0.583% due 07/25/2036		1,693	824
Long Beach Mortgage Loan Trust
0.813% due 08/25/2045		774	715
MASTR Specialized Loan Trust
1.183% due 11/25/2035		200	150
Merrill Lynch Mortgage Investors Trust
0.503% due 04/25/2047		1,845	974
0.693% due 03/25/2037		2,500	1,484
0.743% due 12/25/2036		3,300	3,095
0.753% due 03/25/2037		1,000	600
Morgan Stanley ABS Capital, Inc. Trust
0.523% due 01/25/2037		783	408
0.533% due 09/25/2036		9	3
0.573% due 10/25/2036		2,811	1,486
0.653% due 10/25/2036		1,704	912
2.008% due 09/25/2034		1,615	1,437
Morgan Stanley Home Equity Loan Trust
0.783% due 04/25/2037		259	146
Morgan Stanley Mortgage Loan Trust
0.793% due 04/25/2037		354	172
5.726% due 10/25/2036 ^		317	176
Morgan Stanley Structured Trust
0.513% due 06/25/2037		36	36
New Century Home Equity Loan Trust
0.713% due 10/25/2035		51	51
0.763% due 02/25/2036		1,400	1,307
OneMain Financial Issuance Trust
4.100% due 03/20/2028		3,700	3,728
Option One Mortgage Loan Trust
0.653% due 01/25/2037		613	352
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		964	461
Residential Asset Securities Corp. Trust
0.583% due 08/25/2036		491	474
0.593% due 06/25/2036		640	617
0.883% due 09/25/2035		940	926
1.528% due 03/25/2035		667	533
Securitized Asset-Backed Receivables LLC Trust
0.493% due 12/25/2036 ^		229	71
0.723% due 11/25/2035		666	625
0.723% due 12/25/2035		1,077	956
SG Mortgage Securities Trust
0.643% due 10/25/2036		2,000	1,156
Soundview Home Loan Trust
0.693% due 02/25/2037		1,669	638
Specialty Underwriting & Residential Finance Trust
0.733% due 12/25/2036		1,240	1,039
Structured Asset Investment Loan Trust
0.583% due 09/25/2036		516	416
0.593% due 05/25/2036		804	651
1.153% due 05/25/2035		1,350	1,245
Structured Asset Securities Corp. Mortgage Loan Trust
0.803% due 04/25/2036		100	86

Total Asset-Backed Securities (Cost $68,155)			73,581

SOVEREIGN ISSUES 8.6%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	500	571
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		2,600	2,987

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	51

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.369% due 06/16/2018		$1,000	$1,036
6.500% due 06/10/2019		1,000	1,036
Colombia Government International Bond
8.125% due 05/21/2024		6,400	8,003
Costa Rica Government International Bond
4.250% due 01/26/2023		6,200	5,689
7.000% due 04/04/2044		1,600	1,450
7.158% due 03/12/2045		900	818
9.995% due 08/01/2020		500	601
Dominican Republic International Bond
6.850% due 01/27/2045		3,000	2,985
7.450% due 04/30/2044		1,700	1,794
El Salvador Government International Bond
7.625% due 02/01/2041		4,100	3,495
7.650% due 06/15/2035		1,000	880
Hungary Government International Bond
5.750% due 11/22/2023		1,600	1,826
Indonesia Government International Bond
3.375% due 07/30/2025	EUR	7,200	8,208
5.125% due 01/15/2045		$12,730	12,686
5.875% due 03/13/2020		11,700	13,042
6.750% due 01/15/2044		2,800	3,391
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	3,200	4,062
Mexico Government International Bond
4.750% due 03/08/2044		$26,000	26,000
Morocco Government International Bond
4.250% due 12/11/2022		12,100	12,392
4.500% due 10/05/2020	EUR	2,200	2,743
Panama Government International Bond
6.700% due 01/26/2036		$8,600	11,008
8.875% due 09/30/2027		2,700	3,881
Peru Government International Bond
8.750% due 11/21/2033		9,400	13,912
Poland Government International Bond
5.000% due 03/23/2022		600	671
6.375% due 07/15/2019		250	285
Qatar Government International Bond
6.400% due 01/20/2040		2,900	3,875

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	389,000	$3,132
4.500% due 07/03/2017		380,000	3,060
Romania Government International Bond
2.875% due 10/28/2024	EUR	4,000	4,788
3.625% due 04/24/2024		3,400	4,294
Spain Government International Bond
2.750% due 10/31/2024		500	638
3.800% due 04/30/2024		1,900	2,596
Uruguay Government International Bond
5.100% due 06/18/2050		$7,700	7,180
7.625% due 03/21/2036		1,100	1,408
Venezuela Government International Bond
7.000% due 03/31/2038		2,700	918
8.250% due 10/13/2024		18,500	6,383
9.250% due 05/07/2028		1,800	644
9.375% due 01/13/2034		7,650	2,754
Vietnam Government International Bond
4.000% due 03/12/2028		5,477	5,359

Total Sovereign Issues (Cost $204,475)			192,481

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP-ADR (c)		523,343	0

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)		157,773	0

Total Common Stocks (Cost $845)			0

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
CoBank ACB
6.200% due 01/01/2025 (f)		8,500	865

Total Preferred Securities (Cost $850)			865

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (h) 0.0%
		$1,055

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.2%
0.265% due 04/07/2016 - 04/28/2016 (d)(e)(m)	$4,004	4,004

Total Short-Term Instruments (Cost $5,059)		5,059

Total Investments in Securities (Cost $2,310,207)		2,186,494

	SHARES
INVESTMENTS IN AFFILIATES 7.5%

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%
PIMCO Short-Term Floating NAV Portfolio III	16,879,021	166,782

Total Short-Term Instruments (Cost $166,837)		166,782

Total Investments in Affiliates (Cost $166,837)		166,782

Total Investments 105.2% (Cost $2,477,044)		$2,353,276

Financial Derivative Instruments (j)(l) (1.2%) (Cost or Premiums, net $(8,692))		(26,367)

Other Assets and Liabilities, net (4.0%)		(90,986)

Net Assets 100.0%		$2,235,923

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon bond.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$3,320	$2,871	0.13%
Rise Ltd.	4.750	01/31/2021	02/11/2014	6,129	6,084	0.27

				$9,449	$8,955	0.40%

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$1,055	U.S. Treasury Notes 2.250% due 07/31/2021	$(1,077)	$1,055	$1,055

Total Repurchase Agreements						$(1,077)	$1,055	$1,055

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.050)%	03/30/2016	TBD	(2)	$(4,169)	$(4,169)
BRC	(2.000)	11/24/2015	TBD	(2)	(897)	(891)
CFR	(1.750)	06/19/2015	TBD	(2)	(464)	(457)
FOB	(5.750)	03/31/2016	TBD	(2)	(5,203)	(5,203)
GSC	(5.000)	03/17/2016	TBD	(2)	(1,388)	(1,385)
JML	(0.750)	02/03/2016	04/21/2016		(476)	(475)

Total Reverse Repurchase Agreements						$(12,580)

(2)	Open maturity reverse repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(42,976) at a weighted average interest rate of (0.438)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	04/01/2046	$ 16,100	$(15,905)	$(16,041)

Total Short Sales				$(15,905)	$(16,041)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(i)	Securities with an aggregate market value of $13,478 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(4,169)	$0	$(4,169)	$5,016	$847
BRC	0	(891)	0	(891)	857	(34)
CFR	0	(457)	0	(457)	280	(177)
FOB	0	(5,203)	0	(5,203)	5,130	(73)
GSC	0	(1,385)	0	(1,385)	1,710	325
JML	0	(475)	0	(475)	486	11
SSB	1,055	0	0	1,055	(1,077)	(22)

Total Borrowings and Other Financing Transactions	$1,055	$(12,580)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds and Notes	$0	$(475)	$0	$(12,105)	$(12,580)

Total Borrowings	$0	$(475)	$0	$(12,105)	$(12,580)

Gross amount of recognized liabilities for reverse repurchase agreements					$(12,580)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	2,422	$(6,113)	$0	$(242)
Euro-BTP Italy Government Bond June Futures	Long	06/2016	55	164	16	(1)
Euro-Bund 10-Year Bond June Futures	Short	05/2016	71	(77)	13	(4)
Euro-Bund 10-Year Bond June Futures	Short	06/2016	50	32	16	(4)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	572	600	125	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	1,607	(703)	603	0

Total Futures Contracts				$(6,097)	$773	$(251)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$63,800	$1,937	$1,343	$103	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	65,500	350	469	0	(4)

				$2,287	$1,812	$103	$(4)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	(1.250%)	12/16/2016	$	784,100	$(5,633)	$(2,730)	$1	$0
Pay	3-Month USD-LIBOR	1.750	12/16/2018		180,900	4,853	4,058	117	0
Receive	3-Month USD-LIBOR *	(2.550)	03/23/2026		278,600	(4,831)	(3,649)	0	(566)
Pay	3-Month USD-LIBOR *	2.500	06/15/2046		2,100	157	241	14	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	126,600	(710)	418	0	(60)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		43,800	610	501	0	(76)
Receive	6-Month EUR-EURIBOR *	(1.250)	03/15/2047		9,400	(485)	(61)	7	0
Pay	6-Month GBP-LIBOR *	1.500	09/21/2026	GBP	30,000	109	316	56	0

						$(5,930)	$(906)	$195	$(702)

Total Swap Agreements						$(3,643)	$906	$298	$(706)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(k)	Securities with an aggregate market value of $11,278 and cash of $4,376 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$773	$298	$1,071	$0	$(251)	$(758)	$(1,009)

(4)	Unsettled variation margin liability of $(52) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2016	$		224		IDR	3,095,150	$10	$0

BOA	04/2016		AUD	16,994	$		12,158	0	(869)
	04/2016		EUR	117,349			129,323	0	(4,209)
	04/2016		JPY	3,542,974			31,644	163	0
	05/2016		TWD	163,651			4,859	0	(232)

BPS	04/2016	$		1,189		EUR	1,083	44	0

CBK	04/2016		EUR	3,264	$		3,578	0	(136)
	05/2016		KRW	5,923,263			4,877	0	(287)
	05/2016		MXN	1,167			65	0	(2)
	05/2016		MYR	51,707			11,876	0	(1,459)
	05/2016		SGD	30,853			22,051	0	(834)
	05/2016	$		1,032		EUR	911	5	0

DUB	05/2016		THB	430,783	$		12,094	0	(137)

GLM	04/2016		BRL	58,553			14,636	0	(1,649)
	04/2016	$		16,452		BRL	58,553	0	(168)
	04/2016			7,985		EUR	7,241	255	0
	04/2016			33,242		GBP	23,279	192	0
	05/2016		GBP	23,279	$		33,245	0	(192)
	05/2016		TWD	391,099			11,683	0	(484)

HUS	04/2016		BRL	58,553			16,453	168	0
	04/2016	$		16,251		BRL	58,553	33	0
	04/2016			31,479		JPY	3,542,974	1	0
	05/2016		BRL	58,553	$		16,132	0	(23)
	05/2016		JPY	3,542,974			31,499	0	(7)
	05/2016		KRW	5,891,277			4,913	0	(223)
	10/2016		CNH	156,331			24,025	77	0

JPM	05/2016		KRW	14,111,040			11,727	0	(575)
	05/2016	$		682		TRY	2,000	19	0

SCX	04/2016		GBP	23,279	$		32,400	0	(1,034)

UAG	04/2016	$		12,776		AUD	16,994	251	0
	04/2016			125,741		EUR	112,289	2,032	0
	05/2016		AUD	16,994	$		12,759	0	(250)
	05/2016		EUR	112,289			125,849	0	(2,035)
	05/2016	$		787		PLN	3,132	52	0

Total Forward Foreign Currency Contracts								$3,302	$(14,805)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC USD versus CNY	CNY	6.570	08/18/2016	$24,244	$514	$341

Total Purchased Options						$514	$341

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.450%	04/20/2016	$	13,700	$(31)	$(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		2,600	(6)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	04/20/2016		2,600	(5)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.900	05/18/2016		4,300	(9)	0

BPS	Put - OTC CDX.IG-25 5-Year Index	Sell	1.300	04/20/2016		14,700	(27)	(2)
	Call - OTC iTraxx Europe 24 5-Year Index	Buy	0.800	05/18/2016	EUR	13,000	(18)	(64)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.400	05/18/2016		13,000	(20)	(2)

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.350	04/20/2016	$	13,700	(32)	(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016		2,700	(4)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		2,800	(6)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	05/18/2016		78,100	(137)	(49)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		5,400	(11)	(1)
	Call - OTC iTraxx Europe 24 5-Year Index	Buy	0.800	05/18/2016	EUR	10,600	(16)	(52)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.400	05/18/2016		10,600	(12)	(1)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.600	05/18/2016		10,700	(32)	(1)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.700	05/18/2016		10,500	(25)	0
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.800	05/18/2016		10,600	(36)	0
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600	06/15/2016		10,600	(16)	(10)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016		10,600	(18)	(19)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016	$	13,100	(28)	(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		5,400	(10)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		5,100	(12)	(1)

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016		7,000	(17)	(1)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.400	04/20/2016	EUR	10,500	(31)	0
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600	06/15/2016		20,600	(22)	(20)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016		20,600	(43)	(37)

							$(624)	$(263)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus CNY	CNY	6.940	08/18/2016	$24,244	$(294)	$(131)
	Put - OTC USD versus JPY	JPY	116.800	04/27/2016	45,700	(310)	(1,816)
	Call - OTC USD versus JPY		124.800	04/27/2016	45,700	(324)	(1)

						$(928)	$(1,948)

Total Written Options						$(1,552)	$(2,211)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	1,490	$229,600	AUD	0	EUR	14	GBP	0	$(11,834)
Sales	0	1,596,931		34,068		598,716		17,586	(8,554)
Closing Buys	(1,490)	0		0		(231,614)		0	10,743
Expirations	0	(1,014,443)		(34,068)		(215,216)		0	5,502
Exercised	0	(525,244)		0		0		(17,586)	2,591

Balance at End of Period	0	$286,844	AUD	0	EUR	151,900	GBP	0	$(1,552)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	CenturyLink, Inc.	(0.595)%	06/20/2017	0.725%	$ 5,000	$0	$7	$7	$0

GST	L Brands, Inc.	(2.410)	09/20/2017	0.343	2,000	0	(63)	0	(63)

UAG	CSX Corp.	(0.880)	06/20/2017	0.074	5,000	0	(51)	0	(51)

						$0	$(107)	$7	$(114)

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2016	0.311%	$	3,100	$16	$(5)	$11	$0
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.953		4,000	716	(276)	440	0
	Mexico Government International Bond	1.000	12/20/2018	0.911		25,550	(94)	163	69	0
	NRG Energy, Inc.	5.000	06/20/2016	0.558		1,500	28	(11)	17	0
	NRG Energy, Inc.	5.000	09/20/2016	0.558		2,000	(12)	58	46	0

BPS	Brazil Government International Bond	1.000	03/20/2018	1.475		3,700	(45)	12	0	(33)
	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		100	(17)	(15)	0	(32)
	Jaguar Land Rover PLC	5.000	03/20/2018	1.794	EUR	7,700	859	(297)	562	0
	NRG Energy, Inc.	5.000	09/20/2016	0.558	$	2,300	(23)	75	52	0
	South Africa Government International Bond	1.000	06/20/2017	0.615		1,600	(45)	53	8	0
	Turkey Government International Bond	1.000	12/20/2019	1.989		38,945	(1,751)	386	0	(1,365)

BRC	Ally Financial, Inc.	5.000	03/20/2020	2.588		5,340	906	(424)	482	0
	Brazil Government International Bond	1.000	03/20/2023	3.947		2,800	(151)	(335)	0	(486)
	China Government International Bond	1.000	09/20/2016	0.311		5,000	26	(8)	18	0
	Colombia Government International Bond	1.000	06/20/2020	1.711		8,100	(230)	(1)	0	(231)
	Community Health Systems, Inc.	5.000	06/20/2019	4.445		300	21	(16)	5	0
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.953		3,600	656	(260)	396	0
	Ford Motor Credit Co. LLC	5.000	12/20/2019	1.274		1,500	282	(79)	203	0
	Indonesia Government International Bond	1.000	06/20/2022	2.244		21,700	(2,593)	1,085	0	(1,508)
	Jaguar Land Rover PLC	5.000	03/20/2018	1.794	EUR	1,000	105	(32)	73	0
	Philippines Government International Bond	1.000	06/20/2021	1.045	$	600	(17)	16	0	(1)
	Seagate Technology HDD Holdings	5.000	03/20/2018	0.167		800	55	22	77	0
	Seagate Technology HDD Holdings	5.000	06/20/2018	0.171		400	24	19	43	0
	South Africa Government International Bond	1.000	06/20/2017	0.615		3,360	(123)	140	17	0
	South Africa Government International Bond	1.000	09/20/2017	0.956		360	(13)	13	0	0
	Volkswagen International Finance NV	1.000	12/20/2020	1.682	EUR	200	(15)	8	0	(7)

CBK	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487	$	11,100	(1,971)	(1,615)	0	(3,586)
	Mexico Government International Bond	1.000	12/20/2018	0.911		14,075	(49)	87	38	0
	South Africa Government International Bond	1.000	06/20/2017	0.615		1,300	(35)	42	7	0
	South Africa Government International Bond	1.000	09/20/2017	0.956		1,050	(18)	19	1	0
	Turkey Government International Bond	1.000	03/20/2020	2.073		16,600	(769)	99	0	(670)
	United Kingdom Gilt	1.000	06/20/2016	0.132		5,800	72	(59)	13	0

DUB	Export-Import Bank of China	1.000	09/20/2017	0.450		500	(19)	23	4	0
	Gazprom S.A.	1.490	09/20/2017	1.579		5,000	0	(4)	0	(4)
	Indonesia Government International Bond	1.000	12/20/2018	1.095		12,286	(488)	461	0	(27)
	NRG Energy, Inc.	5.000	06/20/2016	0.558		600	9	(2)	7	0
	South Africa Government International Bond	1.000	06/20/2017	0.615		1,320	(46)	53	7	0

FBF	Citigroup, Inc.	1.000	03/20/2018	0.556		9,600	(37)	124	87	0
	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		700	(144)	(82)	0	(226)
	NRG Energy, Inc.	5.000	06/20/2016	0.558		2,400	39	(11)	28	0
	South Africa Government International Bond	1.000	12/20/2020	2.777		2,150	(83)	(84)	0	(167)
	Univision Communications, Inc.	5.000	09/20/2019	2.335		1,000	(110)	200	90	0

GST	AES Corp.	5.000	12/20/2018	1.051		8,300	1,036	(144)	892	0
	Anadarko Petroleum Corp.	1.000	06/20/2017	1.268		4,100	(133)	121	0	(12)
	Chesapeake Energy Corp.	5.000	09/20/2018	34.026		300	(30)	(112)	0	(142)
	Chesapeake Energy Corp.	5.000	06/20/2019	35.120		100	(6)	(51)	0	(57)
	Chesapeake Energy Corp.	5.000	09/20/2020	33.396		500	(72)	(234)	0	(306)
	Colombia Government International Bond	1.000	03/20/2020	1.633		12,500	(433)	134	0	(299)
	Colombia Government International Bond	1.000	06/20/2020	1.711		10,000	(284)	(1)	0	(285)
	Community Health Systems, Inc.	5.000	06/20/2019	4.445		1,600	131	(102)	29	0
	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		1,700	(355)	(194)	0	(549)
	NRG Energy, Inc.	5.000	06/20/2016	0.558		9,000	186	(83)	103	0
	NRG Energy, Inc.	5.000	09/20/2017	1.505		4,200	(199)	420	221	0
	South Africa Government International Bond	1.000	09/20/2017	0.956		675	(19)	20	1	0
	South Africa Government International Bond	1.000	03/20/2020	2.478		15,000	(922)	92	0	(830)
	Sprint Communications, Inc.	5.000	09/20/2020	10.619		24,000	404	(4,685)	0	(4,281)
	Univision Communications, Inc.	5.000	09/20/2019	2.335		4,150	(456)	828	372	0

HUS	Brazil Government International Bond	1.000	03/20/2023	3.947		50	(3)	(6)	0	(9)
	Colombia Government International Bond	1.000	03/20/2020	1.633		12,800	(407)	101	0	(306)
	South Africa Government International Bond	1.000	06/20/2017	0.615		13,085	(437)	503	66	0
	South Africa Government International Bond	1.000	09/20/2017	0.956		2,131	(40)	42	2	0
	South Africa Government International Bond	1.000	03/20/2023	3.270		750	(78)	(24)	0	(102)
	Turkey Government International Bond	1.000	12/20/2019	1.989		30,200	(1,352)	294	0	(1,058)

JPM	Colombia Government International Bond	1.000	03/20/2020	1.633		12,200	(396)	104	0	(292)
	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		800	(131)	(128)	0	(259)
	Philippines Government International Bond	1.000	09/20/2017	0.330		1,160	(23)	35	12	0
	Philippines Government International Bond	1.000	06/20/2021	1.045		36,000	(866)	797	0	(69)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Chesapeake Energy Corp.	5.000%	09/20/2018	34.026%	$	100	$(8)	$(39)	$0	$(47)
	Chesapeake Energy Corp.	5.000	03/20/2019	34.825		200	(14)	(94)	0	(108)
	China Government International Bond	1.000	09/20/2016	0.311		8,300	41	(11)	30	0
	Emirate of Abu Dhabi Government International Bond	1.000	06/20/2016	0.193		1,000	(7)	9	2	0
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.953		6,500	1,170	(455)	715	0
	France Government International Bond	0.250	09/20/2016	0.055		4,300	(203)	207	4	0
	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		200	(32)	(33)	0	(65)
	NRG Energy, Inc.	5.000	09/20/2016	0.558		4,800	(29)	138	109	0
	Philippines Government International Bond	2.440	09/20/2017	0.330		300	0	10	10	0
	South Africa Government International Bond	1.000	12/20/2020	2.777		4,500	(147)	(202)	0	(349)
	Volkswagen International Finance NV	1.000	12/20/2020	1.682	EUR	800	(60)	32	0	(28)

NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.502	$	3,500	(92)	5	0	(87)

UAG	NRG Energy, Inc.	5.000	06/20/2016	0.558		1,000	19	(8)	11	0
	Philippines Government International Bond	1.000	09/20/2017	0.330		709	(20)	27	7	0
	South Africa Government International Bond	1.000	06/20/2017	0.615		1,305	(39)	46	7	0
	Sprint Communications, Inc.	1.000	06/20/2019	10.062		3,400	(615)	(188)	0	(803)

							$(10,005)	$(3,287)	$5,394	$(18,686)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	$6,390	$798	$(681)	$117	$0

CBK	MCDX-25 5-Year Index	1.000	12/20/2020	5,900	(11)	34	23	0

GST	MCDX-25 5-Year Index	1.000	12/20/2020	6,800	(13)	39	26	0

HUS	CDX.EM-19 5-Year Index	5.000	06/20/2018	729	62	(40)	22	0

JPM	CDX.EM-17 5-Year Index	5.000	06/20/2017	10,010	1,116	(1,018)	98	0

UAG	CDX.EM-18 5-Year Index	5.000	12/20/2017	2,853	399	(342)	57	0

					$2,351	$(2,008)	$343	$0

Total Swap Agreements					$(7,654)	$(5,402)	$5,744	$(18,800)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(m)	Securities with an aggregate market value of $27,513 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$10	$0	$0	$10	$0	$0	$0	$0	$10	$0	$10
BOA	163	0	590	753	(5,310)	(1)	0	(5,311)	(4,558)	4,233	(325)
BPS	44	341	622	1,007	0	(2,016)	(1,430)	(3,446)	(2,439)	2,511	72
BRC	0	0	1,431	1,431	0	(134)	(2,233)	(2,367)	(936)	1,101	165
CBK	5	0	82	87	(2,718)	(2)	(4,256)	(6,976)	(6,889)	7,058	169
DUB	0	0	18	18	(137)	0	(31)	(168)	(150)	119	(31)
FBF	0	0	205	205	0	0	(393)	(393)	(188)	298	110
GLM	447	0	0	447	(2,493)	0	0	(2,493)	(2,046)	1,828	(218)
GST	0	0	1,644	1,644	0	(58)	(6,824)	(6,882)	(5,238)	5,544	306
HUS	279	0	90	369	(253)	0	(1,475)	(1,728)	(1,359)	1,556	197
JPM	19	0	110	129	(575)	0	(620)	(1,195)	(1,066)	982	(84)
MYC	0	0	870	870	0	0	(597)	(597)	273	(2,080)	(1,807)
NGF	0	0	0	0	0	0	(87)	(87)	(87)	0	(87)
SCX	0	0	0	0	(1,034)	0	0	(1,034)	(1,034)	1,195	161
UAG	2,335	0	82	2,417	(2,285)	0	(854)	(3,139)	(722)	889	167

Total Over the Counter	$3,302	$341	$5,744	$9,387	$(14,805)	$(2,211)	$(18,800)	$(35,816)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$773	$773
Swap Agreements	0	103	0	0	195	298

	$0	$103	$0	$0	$968	$1,071

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,302	$0	$3,302
Purchased Options	0	0	0	341	0	341
Swap Agreements	0	5,744	0	0	0	5,744

	$0	$5,744	$0	$3,643	$0	$9,387

	$0	$5,847	$0	$3,643	$968	$10,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$251	$251
Swap Agreements	0	4	0	0	754	758

	$0	$4	$0	$0	$1,005	$1,009

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,805	$0	$14,805
Written Options	0	263	0	1,948	0	2,211
Swap Agreements	0	18,800	0	0	0	18,800

	$0	$19,063	$0	$16,753	$0	$35,816

	$0	$19,067	$0	$16,753	$1,005	$36,825

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,297	$0	$0	$2,297
Written Options	0	0	1,345	0	0	1,345
Futures	0	0	0	0	6,356	6,356
Swap Agreements	0	298	0	0	(4,173)	(3,875)

	$0	$298	$3,642	$0	$2,183	$6,123

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,856	$0	$22,856
Purchased Options	0	0	3,194	0	0	3,194
Written Options	0	1,526	2,059	1,616	2,682	7,883
Swap Agreements	0	18,727	0	0	(2,547)	16,180

	$0	$20,253	$5,253	$24,472	$135	$50,113

	$0	$20,551	$8,895	$24,472	$2,318	$56,236

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,917)	$0	$0	$(1,917)
Written Options	0	0	(1,178)	0	0	(1,178)
Futures	0	0	0	0	(6,282)	(6,282)
Swap Agreements	0	1,822	0	0	2,416	4,238

	$0	$1,822	$(3,095)	$0	$(3,866)	$(5,139)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(42,013)	$0	$(42,013)
Purchased Options	0	0	(2,732)	(173)	0	(2,905)
Written Options	0	315	(2,101)	(1,020)	(119)	(2,925)
Swap Agreements	0	(19,656)	0	0	2,449	(17,207)

	$0	$(19,341)	$(4,833)	$(43,206)	$2,330	$(65,050)

	$0	$(17,519)	$(7,928)	$(43,206)	$(1,536)	$(70,189)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$105,332	$6,524	$111,856
Corporate Bonds & Notes
Banking & Finance	252	620,551	2,871	623,674
Industrials	0	451,024	0	451,024
Utilities	0	175,693	3,572	179,265
Municipal Bonds & Notes
Illinois	0	3,290	0	3,290
Ohio	0	4,936	0	4,936
Texas	0	26,788	0	26,788
U.S. Government Agencies	0	157,147	0	157,147
U.S. Treasury Obligations	0	121,516	0	121,516
Non-Agency Mortgage-Backed Securities	0	235,012	0	235,012
Asset-Backed Securities	0	73,581	0	73,581
Sovereign Issues	0	187,122	5,359	192,481
Preferred Securities
Banking & Finance	0	865	0	865
Short-Term Instruments
Repurchase Agreements	0	1,055	0	1,055
U.S. Treasury Bills	0	4,004	0	4,004
	$252	$2,167,916	$18,326	$2,186,494

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$166,782	$0	$0	$166,782

Total Investments	$167,034	$2,167,916	$18,326	$2,353,276

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,041)	$0	$(16,041)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	773	298	0	1,071
Over the counter	0	9,387	0	9,387
	$773	$9,685	$0	$10,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(251)	(706)	0	(957)
Over the counter	0	(35,816)	0	(35,816)
	$(251)	$(36,522)	$0	$(36,773)

Totals	$167,556	$2,125,038	$18,326	$2,310,920

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016. There were assets and liabilities valued at $39,515 transferred from Level 3 to Level 2 during the period ended March 31, 2016. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2016.

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Floating Income Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.4%

BANK LOAN OBLIGATIONS 10.6%
Albertson’s Holdings LLC
5.125% due 08/25/2019		$1,235	$1,236
5.500% due 03/21/2019		2,230	2,234
Charter Communications Operating LLC
3.000% due 07/01/2020		788	786
3.000% due 01/04/2021		99	98
3.500% due 01/24/2023		900	902
CSC Holdings LLC
2.933% due 04/17/2020		421	421
Dell International LLC
4.000% due 04/29/2020		2,475	2,475
Delos Finance SARL
3.500% due 03/06/2021		629	631
Endo Luxembourg Finance Co. S.a r.l.
3.750% due 09/26/2022		798	787
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		7,154	7,155
Gardner Denver, Inc.
4.250% due 07/30/2020		1,008	915
Gates Global, Inc.
4.250% due 07/06/2021		1,165	1,102
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		2,972	2,976
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		333	312
Las Vegas Sands LLC
3.250% due 12/19/2020		888	888
Numericable U.S. LLC
4.500% due 05/21/2020		1,481	1,473
OGX (13.000% PIK)
13.000% due 04/10/2049 (a)		751	258
Rise Ltd.
4.750% due 01/31/2021 (f)		3,919	3,911
Station Casinos LLC
4.250% due 03/02/2020		4,156	4,150
Valeant Pharmaceuticals International, Inc.
4.000% due 04/01/2022		297	281

Total Bank Loan Obligations (Cost $33,491)			32,991

CORPORATE BONDS & NOTES 52.9%

BANKING & FINANCE 24.6%
ABN AMRO Bank NV
4.750% due 07/28/2025		400	404
AerCap Ireland Capital Ltd.
5.000% due 10/01/2021		500	519
Ally Financial, Inc.
4.125% due 03/30/2020		200	199
AXA S.A.
5.453% due 03/04/2026 (e)	GBP	900	1,267
Banco do Brasil S.A.
3.875% due 10/10/2022		$269	233
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	900	1,010
Bank of America Corp.
6.100% due 03/17/2025 (e)		$2,600	2,564
Bank of Scotland PLC
7.286% due 05/31/2016 (e)	GBP	100	144
Barclays Bank PLC
14.000% due 06/15/2019 (e)		3,300	6,003
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$3,927	3,971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		$900	$872
BPCE S.A.
4.500% due 03/15/2025		1,300	1,290
5.700% due 10/22/2023		600	638
12.500% due 09/30/2019 (e)	EUR	126	188
CNP Assurances
7.375% due 09/30/2041	GBP	400	620
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020		800	1,234
Credit Agricole S.A.
7.875% due 01/23/2024 (e)		$2,000	1,898
8.125% due 10/26/2019 (e)	GBP	200	311
8.125% due 09/19/2033		$200	218
Credit Suisse AG
5.750% due 09/18/2025	EUR	700	862
Credit Suisse Group AG
6.250% due 12/18/2024 (e)		$2,200	2,028
7.500% due 12/11/2023 (e)		200	197
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		242	246
Heta Asset Resolution AG
4.250% due 10/31/2016 ^	EUR	4,500	3,687
4.375% due 01/24/2017 ^		4,200	3,474
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		$2,920	219
HUB International Ltd.
7.875% due 10/01/2021		400	395
iStar, Inc.
5.000% due 07/01/2019		2,300	2,219
KBC Bank NV
8.000% due 01/25/2023		600	649
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (f)		1,444	1,231
La Mondiale SAM
5.050% due 12/17/2025 (e)	EUR	500	563
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		$800	800
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	1,600	2,229
Navient Corp.
8.000% due 03/25/2020		$4,100	4,090
NN Group NV
4.500% due 01/15/2026 (e)	EUR	2,200	2,438
Novo Banco S.A.
5.000% due 04/23/2019		906	793
5.000% due 05/21/2019		1,200	1,050
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		$400	389
4.950% due 04/01/2024		800	816
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,600	1,608
7.250% due 12/15/2021		1,600	1,600
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (d)		807	773
Rabobank Group
8.400% due 06/29/2017 (e)		6,222	6,579
Rio Oil Finance Trust
9.250% due 07/06/2024		2,000	1,260
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		1,900	1,951
Societe Generale S.A.
8.000% due 09/29/2025 (e)		3,800	3,695
Synchrony Financial
2.700% due 02/03/2020		200	198
UBS AG
7.250% due 02/22/2022		1,200	1,237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 08/17/2022		$3,100	$3,555
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	900	1,354
WEA Finance LLC
2.700% due 09/17/2019		$200	202
3.750% due 09/17/2024		400	408

			76,378

INDUSTRIALS 17.0%
ADT Corp.
4.875% due 07/15/2042		1,900	1,292
Afren PLC
10.250% due 04/08/2019 ^		2,830	21
ALROSA Finance S.A.
7.750% due 11/03/2020		1,500	1,640
Altice Financing S.A.
6.625% due 02/15/2023		200	201
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	500	565
California Resources Corp.
5.000% due 01/15/2020		$486	113
5.500% due 09/15/2021		575	129
8.000% due 12/15/2022		3,302	1,280
CCO Safari LLC
6.384% due 10/23/2035		400	442
6.484% due 10/23/2045		300	335
Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	200	214
4.750% due 01/11/2022		1,100	1,215
Chesapeake Energy Corp.
3.872% due 04/15/2019		$2,300	903
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		448	471
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		1,200	1
9.250% due 06/30/2020 ^		2,300	2
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		1,000	757
CSN Islands Corp.
6.875% due 09/21/2019		700	392
6.875% due 09/21/2019 (h)		200	112
CVS Pass-Through Trust
7.507% due 01/10/2032		92	111
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		528	600
7.750% due 06/17/2021		94	106
Denbury Resources, Inc.
4.625% due 07/15/2023		450	191
DISH DBS Corp.
7.875% due 09/01/2019		2,500	2,759
Dollar Tree, Inc.
5.250% due 03/01/2020		100	105
5.750% due 03/01/2023		400	426
Dynegy, Inc.
6.750% due 11/01/2019		550	550
7.625% due 11/01/2024		300	274
Endo Finance LLC
5.875% due 01/15/2023		700	670
Energy Transfer Partners LP
9.000% due 04/15/2019		407	435
Enterprise Products Operating LLC
7.034% due 01/15/2068		600	610
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		2,100	2,137
Flextronics International Ltd.
5.000% due 02/15/2023		1,500	1,522

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	61

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freeport-McMoRan, Inc.
5.450% due 03/15/2043		$100	$61
HCA, Inc.
4.750% due 05/01/2023		2,300	2,346
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	100	104
5.014% due 12/27/2017		300	310
Hiland Partners LP
5.500% due 05/15/2022		$300	301
KazMunayGas National Co. JSC
9.125% due 07/02/2018		900	985
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		800	771
Kinder Morgan, Inc.
7.750% due 01/15/2032		2,500	2,604
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		600	525
4.500% due 08/15/2025		3,400	2,907
Mallinckrodt International Finance S.A.
4.875% due 04/15/2020		400	377
MCE Finance Ltd.
5.000% due 02/15/2021		3,375	3,227
Numericable SFR S.A.
4.875% due 05/15/2019		400	400
5.375% due 05/15/2022	EUR	200	233
5.625% due 05/15/2024		200	230
6.250% due 05/15/2024		$500	487
OGX Austria GmbH
8.375% due 04/01/2022 ^		8,500	0
8.500% due 06/01/2018 ^		10,900	0
ONEOK Partners LP
3.375% due 10/01/2022		700	629
Pertamina Persero PT
4.300% due 05/20/2023		2,000	1,956
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		3,300	1,056
Platform Specialty Products Corp.
6.500% due 02/01/2022		500	424
Pride International, Inc.
6.875% due 08/15/2020		500	366
QVC, Inc.
5.950% due 03/15/2043		1,400	1,225
Regency Energy Partners LP
5.000% due 10/01/2022		500	471
5.875% due 03/01/2022		1,000	973
Reynolds American, Inc.
4.450% due 06/12/2025		100	110
Rockies Express Pipeline LLC
6.000% due 01/15/2019		1,300	1,274
Schaeffler Finance BV
2.500% due 05/15/2020	EUR	1,400	1,627
Sibur Securities Ltd.
3.914% due 01/31/2018		$1,400	1,398
Southwestern Energy Co.
4.100% due 03/15/2022		300	201
T-Mobile USA, Inc.
6.250% due 04/01/2021		1,300	1,371
Telenet Finance Luxembourg S.C.A.
6.750% due 08/15/2024	EUR	700	879
TransDigm, Inc.
6.000% due 07/15/2022		$300	300
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	1,120	1,370
UPC Holding BV
6.375% due 09/15/2022		200	244
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016 ^		$2,900	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.500% due 01/21/2020 ^		$1,400	$8
Wind Acquisition Finance S.A.
7.375% due 04/23/2021		500	455

			52,804

UTILITIES 11.3%
AES Corp.
8.000% due 06/01/2020 (h)		2,900	3,306
AT&T, Inc.
3.400% due 05/15/2025		500	502
FirstEnergy Corp.
7.375% due 11/15/2031		1,750	2,161
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		2,100	2,040
4.950% due 02/06/2028		300	273
8.146% due 04/11/2018		970	1,053
Genesis Energy LP
5.625% due 06/15/2024		1,900	1,606
Majapahit Holding BV
7.750% due 01/20/2020		2,500	2,863
Novatek OAO Via Novatek Finance Ltd.
6.604% due 02/03/2021		2,500	2,610
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		3,140	1,020
Orange S.A.
5.000% due 10/01/2026 (e)	EUR	1,100	1,300
Petrobras Global Finance BV
2.762% due 01/15/2019		$100	82
3.000% due 01/15/2019		100	86
4.375% due 05/20/2023		600	439
5.375% due 01/27/2021		4,400	3,623
Petroleos Mexicanos
6.625% due 06/15/2035		5,500	5,307
Sprint Capital Corp.
8.750% due 03/15/2032		100	79
Sprint Corp.
7.875% due 09/15/2023		100	77
Terraform Global Operating LLC
9.750% due 08/15/2022		1,900	1,444
Verizon Communications, Inc.
4.672% due 03/15/2055		800	771
VimpelCom Holdings BV
7.504% due 03/01/2022		1,900	2,007
Yellowstone Energy LP
5.750% due 12/31/2026		2,615	2,679

			35,328

Total Corporate Bonds & Notes (Cost $215,953)			164,510

MUNICIPAL BONDS & NOTES 1.9%

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		200	205
7.750% due 01/01/2042		750	749

			954

OHIO 0.3%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047		1,200	1,135

TEXAS 1.3%
Texas Public Finance Authority Revenue Notes, Series 2014
5.250% due 07/01/2017		1,850	1,857

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 07/01/2024	$2,100	$2,133

		3,990

Total Municipal Bonds & Notes (Cost $5,869)		6,079

U.S. GOVERNMENT AGENCIES 9.5%
Fannie Mae
0.783% due 09/25/2042	15	14
6.000% due 04/25/2043	10	11
Fannie Mae, TBA
3.500% due 04/01/2046	28,000	29,367
Ginnie Mae
0.741% due 12/16/2026	56	56

Total U.S. Government Agencies (Cost $29,340)		29,448

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.3%
Adjustable Rate Mortgage Trust
2.679% due 10/25/2035 ^	921	826
2.810% due 11/25/2035 ^	298	252
3.038% due 08/25/2035	920	891
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^	684	560
Banc of America Funding Trust
2.536% due 06/25/2034	101	101
2.832% due 09/20/2035 ^	196	167
3.960% due 05/20/2036 ^	348	314
5.888% due 04/25/2037 ^	335	295
Banc of America Mortgage Trust
2.623% due 07/25/2033	41	39
2.748% due 07/25/2033	341	341
3.026% due 11/20/2046 ^	1,265	1,037
3.035% due 01/25/2036 ^	123	94
5.500% due 12/25/2020	54	54
Bear Stearns Adjustable Rate Mortgage Trust
2.799% due 01/25/2035	17	16
3.004% due 05/25/2047 ^	1,018	915
Chase Mortgage Finance Trust
2.628% due 02/25/2037	341	336
5.500% due 12/25/2022 ^	1,038	904
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	153	137
Countrywide Alternative Loan Trust
0.603% due 06/25/2046	494	510
0.613% due 04/25/2046	3,973	3,479
0.712% due 09/20/2046	441	183
0.833% due 02/25/2036	432	317
0.938% due 11/20/2035 ^	39	33
5.500% due 03/25/2036 ^	98	81
6.000% due 03/25/2036	947	826
6.000% due 02/25/2037 ^	844	668
6.000% due 05/25/2037 ^	778	619
Countrywide Home Loan Mortgage Pass-Through Trust
2.390% due 04/25/2035	99	82
2.722% due 02/20/2036 ^	198	173
5.500% due 11/25/2035 ^	117	113
Credit Suisse First Boston Mortgage Securities Corp.
1.055% due 03/25/2032	12	11
6.000% due 01/25/2036	444	339
Credit Suisse Mortgage Capital Certificates
2.980% due 11/26/2035	32	32
3.408% due 05/26/2036	270	272
Deutsche ALT-A Securities, Inc.
0.583% due 03/25/2037 ^	660	476
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^	213	173
5.886% due 10/25/2036 ^	213	173

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
0.742% due 10/19/2036 ^	$430	$193
First Horizon Asset Securities, Inc.
2.587% due 02/25/2036	249	233
First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^	263	214
GSR Mortgage Loan Trust
2.941% due 11/25/2035	62	59
HarborView Mortgage Loan Trust
2.505% due 06/19/2045 ^	1,285	790
Impac Secured Assets Trust
0.603% due 01/25/2037	1,094	938
IndyMac Mortgage Loan Trust
2.408% due 06/25/2037	666	369
2.786% due 09/25/2035 ^	171	145
4.748% due 08/25/2037	961	877
JPMorgan Alternative Loan Trust
0.593% due 09/25/2036	342	312
2.677% due 05/25/2036 ^	365	279
3.222% due 12/25/2036	607	562
JPMorgan Mortgage Trust
2.502% due 07/25/2035	149	146
4.633% due 06/25/2037 ^	889	796
6.500% due 09/25/2035	409	414
JPMorgan Resecuritization Trust
0.926% due 03/26/2037	214	210
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	704	673
MASTR Adjustable Rate Mortgages Trust
0.643% due 04/25/2046	786	560
MASTR Alternative Loan Trust
6.750% due 07/25/2036	693	491
Merrill Lynch Alternative Note Asset Trust
0.733% due 03/25/2037	346	158
Merrill Lynch Mortgage Investors Trust
2.788% due 11/25/2035	249	241
Morgan Stanley Mortgage Loan Trust
2.319% due 07/25/2035 ^	340	279
Residential Accredit Loans, Inc. Trust
0.623% due 07/25/2036	512	397
1.711% due 09/25/2045	634	512
6.000% due 09/25/2036 ^	809	555
Residential Funding Mortgage Securities, Inc. Trust
3.870% due 08/25/2036 ^	316	278
Structured Adjustable Rate Mortgage Loan Trust
2.762% due 09/25/2035	1,269	1,128
Structured Asset Mortgage Investments Trust
0.563% due 03/25/2037	1,290	963
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	473	66
WaMu Mortgage Pass-Through Certificates Trust
0.713% due 11/25/2045	1,133	981
1.132% due 12/25/2046	434	365
1.551% due 11/25/2042	178	165
2.562% due 09/25/2033	178	175
Wells Fargo Mortgage-Backed Securities Trust
2.626% due 09/25/2033	263	261
2.771% due 05/25/2036 ^	128	122
2.813% due 11/25/2037 ^	1,298	1,149

Total Non-Agency Mortgage-Backed Securities (Cost $32,046)		31,895

ASSET-BACKED SECURITIES 3.5%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	818	864

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.783% due 03/25/2033		$485	$460
Argent Securities Trust
0.583% due 06/25/2036		1,515	499
0.673% due 07/25/2036		1,430	561
Bear Stearns Asset-Backed Securities Trust
0.673% due 06/25/2047		1,000	834
Countrywide Asset-Backed Certificates
0.613% due 11/25/2047 ^		456	361
0.973% due 01/25/2036		436	427
Countrywide Asset-Backed Certificates Trust
4.740% due 10/25/2035		459	467
Credit Suisse Mortgage Capital Certificates
1.033% due 09/25/2037		502	444
GSAA Home Equity Trust
0.883% due 08/25/2037		843	756
HSI Asset Loan Obligation Trust
0.496% due 12/25/2036		86	34
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.873% due 03/25/2036		1,000	661
Long Beach Mortgage Loan Trust
0.763% due 01/25/2046		35	32
MASTR Asset-Backed Securities Trust
0.483% due 01/25/2037		445	180
Merrill Lynch Mortgage Investors Trust
0.696% due 04/25/2037		1,000	504
Morgan Stanley ABS Capital, Inc. Trust
1.138% due 12/25/2034		255	224
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.763% due 10/25/2036 ^		2,795	1,012
OneMain Financial Issuance Trust
4.100% due 03/20/2028		500	504
People’s Choice Home Loan Securities Trust
1.381% due 05/25/2035 ^		1,000	682
Residential Asset Securities Corp. Trust
0.703% due 07/25/2036		1,500	891
Securitized Asset-Backed Receivables LLC Trust
0.723% due 12/25/2035		489	435
Specialty Underwriting & Residential Finance Trust
1.113% due 01/25/2034		17	15

Total Asset-Backed Securities (Cost $10,923)			10,847

SOVEREIGN ISSUES 5.2%
Costa Rica Government International Bond
7.000% due 04/04/2044		1,000	906
Dominican Republic International Bond
6.850% due 01/27/2045		1,000	995
7.450% due 04/30/2044		400	422
El Salvador Government International Bond
7.625% due 02/01/2041		1,200	1,023
7.650% due 06/15/2035		300	264
Indonesia Government International Bond
5.125% due 01/15/2045		2,600	2,591
5.875% due 03/13/2020		3,900	4,347
6.750% due 01/15/2044		700	848
Panama Government International Bond
6.700% due 01/26/2036		1,400	1,792
8.125% due 04/28/2034		100	136
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	82,000	660
4.500% due 07/03/2017		60,000	483
Romania Government International Bond
3.625% due 04/24/2024	EUR	1,100	1,390

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
2.750% due 10/31/2024	EUR	200	$255

Total Sovereign Issues (Cost $16,800)			16,112

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR (b)		307,007	0

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		345,787	0

Total Common Stocks (Cost $1,936)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
CoBank ACB
6.200% due 01/01/2025 (e)		2,500	254

Total Preferred Securities (Cost $250)			254

SHORT-TERM INSTRUMENTS 3.4%

REPURCHASE AGREEMENTS (g) 0.5%
			1,421

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 2.9%
0.273% due 04/07/2016 - 04/21/2016 (c)(d)(k)		$8,954	8,954

Total Short-Term Instruments (Cost $10,374)			10,375

Total Investments in Securities (Cost $356,982)			302,511

		SHARES
INVESTMENTS IN AFFILIATES 11.9%

SHORT-TERM INSTRUMENTS 11.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.9%
PIMCO Short-Term Floating NAV Portfolio III		3,742,533	36,980

Total Short-Term Instruments (Cost $36,967)			36,980

Total Investments in Affiliates (Cost $36,967)			36,980

Total Investments 109.3% (Cost $393,949)			$339,491

Financial Derivative Instruments (i)(j) (2.5%) (Cost or Premiums, net $(5,667))			(7,727)

Other Assets and Liabilities, net (6.8%)			(21,172)

Net Assets 100.0%			$310,592

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	63

Schedule of Investments PIMCO Floating Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Payment in-kind bond security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$1,423	$1,231	0.40%
Rise Ltd.	4.750	01/31/2021	02/11/2014	3,940	3,911	1.26

				$5,363	$5,142	1.66%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$1,421	U.S. Treasury Notes 2.250% due 07/31/2021	$(1,450)	$1,421	$1,421

Total Repurchase Agreements						$(1,450)	$1,421	$1,421

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
CFR	(1.750)%	06/10/2015	TBD	(2)	$(186)	$(184)
FOB	(5.750)	03/31/2016	TBD	(2)	(3,353)	(3,353)

Total Reverse Repurchase Agreements						$(3,537)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(11,734) at a weighted average interest rate of (0.778%).

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	04/01/2046	$ 2,800	$(2,767)	$(2,790)

Total Short Sales				$(2,767)	$(2,790)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $3,418 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
CFR	$0	$(184)	$0	$(184)	$112	$(72)
FOB	0	(3,353)	0	(3,353)	3,306	(47)
SSB	1,421	0	0	1,421	(1,450)	(29)

Total Borrowings and Other Financing Transactions	$1,421	$(3,537)	$0

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,537)	$(3,537)

Total Borrowings	$0	$0	$0	$(3,537)	$(3,537)

Gross amount of recognized liabilities for reverse repurchase agreements					$(3,537)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$110.500	05/20/2016	400	$4	$0
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.500	05/20/2016	500	4	8

				$8	$8

Total Purchased Options				$8	$8

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	714	$(1,802)	$0	$(71)
Euro-BTP Italy Government Bond June Futures	Long	06/2016	21	63	6	0
Euro-Bund 10-Year Bond June Futures	Short	05/2016	18	(20)	3	(1)
Euro-Bund 10-Year Bond June Futures	Short	06/2016	15	5	5	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2016	922	(249)	346	0

Total Futures Contracts				$(2,003)	$360	$(73)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	12/16/2016	$	256,400	$(1,842)	$(903)	$0	$0
Pay	3-Month USD-LIBOR *	1.250	06/15/2018		32,000	223	(17)	12	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		120,000	(5,372)	(5,450)	0	(208)
Receive	3-Month USD-LIBOR *	2.000	06/15/2023		40,500	(1,523)	(263)	0	(77)
Receive	3-Month USD-LIBOR	2.250	08/14/2025		200	(12)	(11)	0	(1)
Receive	3-Month USD-LIBOR *	2.550	03/23/2026		45,100	(782)	(590)	0	(89)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		22,300	(1,153)	(1,216)	0	(84)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		4,900	(709)	(545)	0	(44)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		1,100	(82)	(2)	0	(2)
Receive	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	15,800	89	(52)	8	0
Receive	6-Month EUR-EURIBOR *	0.750	09/21/2026		2,200	(31)	(25)	4	0
Pay	6-Month EUR-EURIBOR *	1.250	03/15/2047		1,500	77	10	0	(1)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026	GBP	3,500	(13)	(37)	0	(6)

						$(11,130)	$(9,101)	$24	$(512)

Total Swap Agreements						$(11,130)	$(9,101)	$24	$(512)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	65

Schedule of Investments PIMCO Floating Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $8,010 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$8	$360	$27	$395	$0	$(73)	$(559)	$(632)

(1)	Unsettled variation margin asset of $3 and liability of $(47) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		AUD	2,622	$		1,876	$0	$(134)
	04/2016		JPY	642,204			5,736	30	0
	04/2016	$		1,864		EUR	1,691	61	0
	04/2016			1		JPY	69	0	0
	05/2016		TWD	28,729	$		853	0	(41)
	05/2016	$		338		THB	12,110	6	0

CBK	04/2016		EUR	2,453	$		2,689	0	(102)
	04/2016	$		478		EUR	436	18	0
	05/2016		KRW	1,043,281	$		859	0	(51)
	05/2016		MXN	316			18	0	(1)
	05/2016		MYR	14,840			3,408	0	(419)
	05/2016		SGD	6,358			4,545	0	(172)

DUB	05/2016		THB	123,577			3,469	0	(39)

GLM	04/2016		BRL	9,781			2,445	0	(275)
	04/2016	$		2,748		BRL	9,781	0	(28)
	04/2016			13,667		GBP	9,571	79	0
	05/2016		GBP	9,571	$		13,668	0	(79)
	05/2016	$		1,315		MYR	5,479	98	0
	05/2016			1,244		TWD	41,428	45	0

HUS	04/2016		BRL	9,780	$		2,748	28	0
	04/2016	$		2,715		BRL	9,781	6	0
	04/2016			5,702		JPY	642,135	3	0
	05/2016		BRL	9,780	$		2,695	0	(4)
	05/2016		JPY	502,769			4,470	0	(1)
	05/2016		KRW	1,364,599			1,138	0	(52)
	05/2016	$		1,014		CNH	6,696	20	0
	05/2016			507		KRW	623,524	37	0
	05/2016			309		SGD	434	13	0
	05/2016			1,179		THB	42,060	15	0
	05/2016			338		TWD	11,266	12	0
	10/2016		CNH	47,386	$		7,282	23	0

JPM	05/2016		KRW	4,059,554			3,374	0	(165)
	05/2016	$		309		CNH	2,040	6	0
	05/2016			920		KRW	1,122,370	58	0
	05/2016			338		MYR	1,418	28	0

MSB	04/2016		EUR	21,297	$		23,370	0	(863)
	05/2016	$		2,132		CNH	14,218	63	0
	05/2016			1,337		CNY	8,824	25	0
	05/2016			907		KRW	1,096,023	48	0
	05/2016			458		SGD	641	18	0

RBC	05/2016			676			950	28	0

SCX	04/2016		GBP	9,571	$		13,321	0	(425)

SOG	05/2016	$		309		TWD	10,307	12	0

UAG	04/2016			24,213		EUR	21,623	391	0
	05/2016		EUR	21,623	$		24,234	0	(392)
	05/2016		TWD	112,506			3,368	0	(132)

Total Forward Foreign Currency Contracts								$1,171	$(3,375)

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC USD versus CNY	CNY	6.570	08/18/2016	$7,296	$155	$103

Total Purchased Options						$155	$103

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.450%	04/20/2016	$	3,500	$(8)	$0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		700	(2)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	04/20/2016		700	(1)	0

BPS	Put - OTC CDX.IG-25 5-Year Index	Sell	1.300	04/20/2016		3,800	(7)	(1)
	Call - OTC iTraxx Europe 24 5-Year Index	Buy	0.800	05/18/2016	EUR	1,900	(3)	(9)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.400	05/18/2016		1,900	(3)	0

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.350	04/20/2016	$	3,500	(8)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016		700	(1)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		700	(2)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	05/18/2016		11,100	(19)	(7)
	Call - OTC iTraxx Europe 24 5-Year Index	Buy	0.800	05/18/2016	EUR	1,500	(2)	(8)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.400	05/18/2016		1,500	(2)	0
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.700	05/18/2016		1,900	(4)	0
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600	06/15/2016		1,500	(2)	(2)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016		1,500	(3)	(3)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016	$	3,400	(7)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		1,400	(3)	0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016		1,400	(4)	0
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600	06/15/2016	EUR	3,000	(3)	(3)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016		3,000	(6)	(5)

							$(90)	$(38)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus CNY	CNY	6.940	08/18/2016	$7,296	$(88)	$(40)
	Put - OTC USD versus JPY	JPY	116.800	04/27/2016	6,900	(47)	(274)
	Call - OTC USD versus JPY		124.800	04/27/2016	6,900	(49)	0

						$(184)	$(314)

Total Written Options						$(274)	$(352)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	280	$45,800	AUD	0	EUR	6	GBP	0	$(3,282)
Sales	0	427,428		9,734		144,190		5,025	(2,303)
Closing Buys	(280)	(41,700)		0		(64,606)		0	3,309
Expirations	0	(265,966)		(9,734)		(61,890)		0	1,410
Exercised	0	(113,566)		0		0		(5,025)	592

Balance at End of Period	0	$51,996	AUD	0	EUR	17,700	GBP	0	$(274)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	AutoZone, Inc.	(1.320)%	09/20/2018	0.115%	$ 1,100	$0	$(33)	$0	$(33)

FBF	Rohm & Haas Co.	(1.850)	09/20/2017	0.098	3,000	0	(80)	0	(80)

GST	Embarq Corp.	(1.000)	06/20/2016	0.285	2,700	(19)	14	0	(5)

JPM	Embarq Corp.	(1.550)	06/20/2016	0.287	3,000	0	(10)	0	(10)

						$(19)	$(109)	$0	$(128)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	67

Schedule of Investments PIMCO Floating Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2016	0.311%	$	2,900	$15	$(5)	$10	$0
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.953		2,000	358	(138)	220	0
	New York State General Obligation Bonds, Series 2005	1.850	03/20/2021	0.532		1,900	0	120	120	0
	NRG Energy, Inc.	5.000	06/20/2017	1.022		900	(92)	137	45	0
	Venezuela Government International Bond	5.000	06/20/2020	59.459		3,000	(1,679)	(230)	0	(1,909)
	Venezuela Government International Bond	5.000	09/20/2020	58.940		700	(475)	27	0	(448)

BPS	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		100	(17)	(15)	0	(32)
	Jaguar Land Rover PLC	5.000	03/20/2018	1.794	EUR	4,700	524	(181)	343	0
	Venezuela Government International Bond	5.000	09/20/2020	58.940	$	400	(269)	13	0	(256)

BRC	Brazil Government International Bond	1.000	06/20/2017	0.876		2,000	(49)	53	4	0
	China Government International Bond	1.000	09/20/2016	0.311		7,000	36	(11)	25	0
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.953		1,900	346	(137)	209	0
	Ford Motor Credit Co. LLC	5.000	12/20/2019	1.274		800	150	(42)	108	0
	General Motors Co.	5.000	06/20/2016	0.479		800	77	(68)	9	0
	Philippines Government International Bond	1.000	06/20/2021	1.045		3,000	(83)	77	0	(6)
	Seagate Technology HDD Holdings	5.000	03/20/2018	0.167		400	27	12	39	0
	Seagate Technology HDD Holdings	5.000	06/20/2018	0.171		300	18	15	33	0

CBK	California State General Obligation Bonds, Series 2003	3.050	12/20/2020	0.864		6,000	0	593	593	0
	California State General Obligation Bonds, Series 2003	2.650	03/20/2021	0.895		1,800	210	(60)	150	0
	Turkey Government International Bond	1.000	03/20/2020	2.073		4,100	(190)	25	0	(165)
	Venezuela Government International Bond	5.000	09/20/2020	58.940		300	(201)	9	0	(192)

DUB	Brazil Government International Bond	1.000	06/20/2017	0.876		1,350	(47)	50	3	0
	Indonesia Government International Bond	1.000	12/20/2018	1.095		2,900	(128)	122	0	(6)

FBF	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		200	(41)	(24)	0	(65)
	South Africa Government International Bond	1.000	12/20/2020	2.777		1,325	(51)	(52)	0	(103)
	Univision Communications, Inc.	5.000	09/20/2019	2.335		5,800	(638)	1,158	520	0

GST	Anadarko Petroleum Corp.	1.000	06/20/2017	1.268		2,300	(74)	67	0	(7)
	Brazil Government International Bond	1.000	06/20/2017	0.876		2,650	(65)	70	5	0
	Chesapeake Energy Corp.	5.000	06/20/2019	35.120		100	(6)	(50)	0	(56)
	Colombia Government International Bond	1.000	03/20/2020	1.633		4,200	(146)	46	0	(100)
	Communications Sales & Leasing, Inc.	5.000	12/20/2017	1.595		1,150	63	6	69	0
	Community Health Systems, Inc.	5.000	06/20/2019	4.445		1,000	83	(65)	18	0
	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		700	(147)	(79)	0	(226)
	NRG Energy, Inc.	5.000	06/20/2016	0.558		3,400	70	(31)	39	0
	NRG Energy, Inc.	5.000	06/20/2017	1.022		3,900	(394)	589	195	0
	South Africa Government International Bond	1.000	03/20/2020	2.478		2,000	(123)	12	0	(111)
	Sprint Communications, Inc.	5.000	09/20/2020	10.619		5,000	84	(976)	0	(892)
	Univision Communications, Inc.	5.000	09/20/2019	2.335		650	(72)	130	58	0
	Valeant Pharmaceuticals International, Inc.	5.000	06/20/2016	7.960		3,200	(51)	35	0	(16)
	Venezuela Government International Bond	5.000	06/20/2020	59.459		1,300	(819)	(8)	0	(827)
	Venezuela Government International Bond	5.000	09/20/2020	58.940		700	(464)	16	0	(448)
	Windstream Services LLC	5.000	12/20/2017	3.006		1,150	40	0	40	0

HUS	Colombia Government International Bond	1.000	03/20/2020	1.633		4,000	(127)	31	0	(96)

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	South Africa Government International Bond	1.000%	09/20/2017	0.956%	$	570	$(9)	$10	$1	$0
	Venezuela Government International Bond	5.000	06/20/2020	59.459		1,700	(1,050)	(32)	0	(1,082)

JPM	Colombia Government International Bond	1.000	03/20/2020	1.633		5,000	(162)	42	0	(120)
	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		400	(65)	(64)	0	(129)
	Philippines Government International Bond	1.000	06/20/2021	1.045		5,000	(120)	110	0	(10)
	Venezuela Government International Bond	5.000	09/20/2020	58.940		1,100	(734)	31	0	(703)

MYC	Brazil Government International Bond	1.000	06/20/2017	0.876		3,400	(111)	117	6	0
	Chesapeake Energy Corp.	5.000	09/20/2018	34.026		300	(25)	(117)	0	(142)
	Chesapeake Energy Corp.	5.000	03/20/2019	34.825		100	(7)	(47)	0	(54)
	China Government International Bond	1.000	09/20/2016	0.311		5,000	25	(7)	18	0
	Emirate of Abu Dhabi Government International Bond	1.000	06/20/2016	0.193		1,000	(8)	10	2	0
	Ford Motor Credit Co. LLC	5.000	12/20/2018	0.953		1,400	252	(98)	154	0
	France Government International Bond	0.250	09/20/2016	0.055		1,100	(52)	53	1	0
	Freeport-McMoRan, Inc.	1.000	09/20/2020	10.487		100	(16)	(16)	0	(32)
	New York State General Obligation Bonds, Series 2005	1.950	12/20/2020	0.501		6,000	0	398	398	0
	South Africa Government International Bond	1.000	12/20/2020	2.777		2,760	(90)	(124)	0	(214)
	Volkswagen International Finance NV	1.000	12/20/2020	1.682	EUR	300	(22)	12	0	(10)

NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.502	$	1,000	(26)	1	0	(25)

UAG	Brazil Government International Bond	1.000	06/20/2017	0.876		6,775	(129)	141	12	0

							$(6,696)	$1,661	$3,447	$(8,482)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BPS	CDX.EM-17 5-Year Index	5.000%	06/20/2017	$8,190	$953	$(872)	$81	$0

BRC	CDX.EM ex-Europe-18 5-Year Index	5.000	12/20/2017	1,710	213	(182)	31	0

CBK	MCDX-25 5-Year Index	1.000	12/20/2020	1,600	(3)	9	6	0

GST	MCDX-25 5-Year Index	1.000	12/20/2020	2,000	(4)	12	8	0

					$1,159	$(1,033)	$126	$0

Total Swap Agreements					$(5,556)	$519	$3,573	$(8,610)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	69

Schedule of Investments PIMCO Floating Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $8,055 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$97	$0	$395	$492	$(175)	$0	$(2,357)	$(2,532)	$(2,040)	$1,854	$(186)
BPS	0	103	424	527	0	(324)	(288)	(612)	(85)	0	(85)
BRC	0	0	458	458	0	(20)	(6)	(26)	432	(365)	67
CBK	18	0	749	767	(745)	0	(357)	(1,102)	(335)	311	(24)
DUB	0	0	3	3	(39)	0	(39)	(78)	(75)	63	(12)
FBF	0	0	520	520	0	0	(248)	(248)	272	(529)	(257)
GLM	222	0	0	222	(382)	0	0	(382)	(160)	0	(160)
GST	0	0	432	432	0	(8)	(2,688)	(2,696)	(2,264)	2,284	20
HUS	157	0	1	158	(57)	0	(1,178)	(1,235)	(1,077)	1,215	138
JPM	92	0	0	92	(165)	0	(972)	(1,137)	(1,045)	1,048	3
MSB	154	0	0	154	(863)	0	0	(863)	(709)	673	(36)
MYC	0	0	579	579	0	0	(452)	(452)	127	(300)	(173)
NGF	0	0	0	0	0	0	(25)	(25)	(25)	0	(25)
RBC	28	0	0	28	0	0	0	0	28	0	28
SCX	0	0	0	0	(425)	0	0	(425)	(425)	464	39
SOG	12	0	0	12	0	0	0	0	12	0	12
UAG	391	0	12	403	(524)	0	0	(524)	(121)	93	(28)

Total Over the Counter	$1,171	$103	$3,573	$4,847	$(3,375)	$(352)	$(8,610)	$(12,337)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	360	360
Swap Agreements	0	0	0	0	27	27

	$0	$0	$0	$0	$395	$395

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,171	$0	$1,171
Purchased Options	0	0	0	103	0	103
Swap Agreements	0	3,573	0	0	0	3,573

	$0	$3,573	$0	$1,274	$0	$4,847

	$0	$3,573	$0	$1,274	$395	$5,242

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$73	$73
Swap Agreements	0	0	0	0	559	559

	$0	$0	$0	$0	$632	$632

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,375	$0	$3,375
Written Options	0	38	0	314	0	352
Swap Agreements	0	8,610	0	0	0	8,610

	$0	$8,648	$0	$3,689	$0	$12,337

	$0	$8,648	$0	$3,689	$632	$12,969

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$431	$0	$(3)	$428
Written Options	0	0	253	0	0	253
Futures	0	0	0	0	4,404	4,404
Swap Agreements	0	(1,057)	0	0	(11,742)	(12,799)

	$0	$(1,057)	$684	$0	$(7,341)	$(7,714)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,117	$0	$9,117
Purchased Options	0	0	1,271	(2)	0	1,269
Written Options	0	436	819	333	70	1,658
Swap Agreements	0	1,968	0	0	(341)	1,627

	$0	$2,404	$2,090	$9,448	$(271)	$13,671

	$0	$1,347	$2,774	$9,448	$(7,612)	$5,957

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(361)	$0	$1	$(360)
Written Options	0	0	(222)	0	0	(222)
Futures	0	0	0	0	(1,978)	(1,978)
Swap Agreements	0	(25)	0	0	(3,877)	(3,902)

	$0	$(25)	$(583)	$0	$(5,854)	$(6,462)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,797)	$0	$(12,797)
Purchased Options	0	0	(1,087)	(49)	0	(1,136)
Written Options	0	39	(836)	(130)	(21)	(948)
Swap Agreements	0	(2,805)	0	0	328	(2,477)

	$0	$(2,766)	$(1,923)	$(12,976)	$307	$(17,358)

	$0	$(2,791)	$(2,506)	$(12,976)	$(5,547)	$(23,820)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$28,822	$4,169	$32,991
Corporate Bonds & Notes
Banking & Finance	0	75,147	1,231	76,378
Industrials	0	52,804	0	52,804
Utilities	0	32,649	2,679	35,328
Municipal Bonds & Notes
Illinois	0	954	0	954
Ohio	0	1,135	0	1,135
Texas	0	3,990	0	3,990
U.S. Government Agencies	0	29,448	0	29,448
Non-Agency Mortgage-Backed Securities	0	31,895	0	31,895
Asset-Backed Securities	0	10,847	0	10,847
Sovereign Issues	0	16,112	0	16,112
Preferred Securities
Banking & Finance	0	254	0	254
Short-Term Instruments
Repurchase Agreements	0	1,421	0	1,421
U.S. Treasury Bills	0	8,954	0	8,954
	$0	$294,432	$8,079	$302,511
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,980	$0	$0	$36,980

Total Investments	$36,980	$294,432	$8,079	$339,491

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,790)	$0	$(2,790)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	360	32	0	392
Over the counter	0	4,847	0	4,847
	$360	$4,879	$0	$5,239

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(73)	(512)	0	(585)
Over the counter	0	(12,337)	0	(12,337)
	$(73)	$(12,849)	$0	$(12,922)

Totals	$37,267	$283,672	$8,079	$329,018

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	71

Schedule of Investments PIMCO Floating Income Fund (Cont.)

March 31, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (2)
Investments in Securities, at Value
Bank Loan Obligations	$4,845	$0	$(288)	$(119)	$(2)	$(267)	$0	$0	$4,169	$(266)
Corporate Bonds & Notes
Banking & Finance	18,611	1,187	(13,746)	(15)	(251)	(584)	0	(3,971)	1,231	(137)
Industrials	1,391	0	(181)	(1)	(1)	(31)	0	(1,177)	0	0
Utilities	2,900	0	(157)	0	0	(64)	0	0	2,679	(56)
Non-Agency Mortgage-Backed Securities	977	0	(940)	0	(289)	252	0	0	0	0
Asset-Backed Securities	4,717	0	(3,743)	17	292	(419)	0	(864)	0	0
Common Stocks	0	0	0	0	0	0	0	0	0	0

	$33,441	$1,187	$(19,055)	$(118)	$(251)	$(1,113)	$0	$(6,012)	$8,079	$(459)

Financial Derivative Instruments - Assets
Over the counter	$2,398	$0	$(1,358)	$0	$(470)	$(570)	$0	$0	$0	$0

Totals	$35,839	$1,187	$(20,413)	$(118)	$(721)	$(1,683)	$0	$(6,012)	$8,079	$(459)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$258	Other Valuation Techniques (3)	—	—
	3,911	Proxy Pricing	Base Price	99.00
Corporate Bonds & Notes
Banking & Finance	1,231	Reference Instrument	Spread Movement	561.19 bps
Utilities	2,679	Proxy Pricing	Base Price	101.85

Total	$8,079

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Yield Spectrum Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.6%

BANK LOAN OBLIGATIONS 0.1%
CDRH Parent, Inc.
9.000% due 07/01/2022		$3,000	$2,440

Total Bank Loan Obligations (Cost $2,976)			2,440

CORPORATE BONDS & NOTES 91.0%

BANKING & FINANCE 12.6%
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		2,000	1,995
4.500% due 05/15/2021		5,000	5,128
Ally Financial, Inc.
4.625% due 03/30/2025		1,500	1,487
5.125% due 09/30/2024		2,000	2,055
7.500% due 09/15/2020		3,493	3,882
8.000% due 03/15/2020		4,016	4,508
8.000% due 11/01/2031		668	775
Argos Merger Sub, Inc.
7.125% due 03/15/2023		7,000	7,437
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (f)	EUR	2,000	2,111
9.000% due 05/09/2018 (f)		$1,600	1,650
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	5,000	5,611
Banco Santander S.A.
6.250% due 03/12/2019 (f)		500	512
6.250% due 09/11/2021 (f)		3,500	3,576
Bank of America Corp.
6.250% due 09/05/2024 (f)		$2,500	2,453
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	2,000	2,022
7.875% due 09/15/2022 (f)	GBP	4,000	5,127
8.000% due 12/15/2020 (f)	EUR	3,000	3,311
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		$4,500	4,359
Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	2,250	3,048
Chinos Intermediate Holdings A, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 05/01/2019 (b)		$5,487	2,730
CIT Group, Inc.
5.000% due 08/15/2022		8,000	8,120
5.000% due 08/01/2023		2,000	2,015
Credit Agricole S.A.
6.625% due 09/23/2019 (f)		1,500	1,415
7.875% due 01/23/2024 (f)		12,000	11,386
8.125% due 12/23/2025 (f)		1,250	1,252
Credit Suisse Group AG
6.250% due 12/18/2024 (f)		3,000	2,765
7.500% due 12/11/2023 (f)		2,000	1,974
ESH Hospitality, Inc.
5.250% due 05/01/2025		3,000	2,944
Garfunkelux Holdco 3 S.A.
8.500% due 11/01/2022	GBP	1,500	2,135
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		$2,000	2,075
HUB International Ltd.
7.875% due 10/01/2021		10,000	9,875
Infinity Acquisition LLC
7.250% due 08/01/2022		5,500	4,757
International Lease Finance Corp.
8.250% due 12/15/2020		1,000	1,171
Intesa Sanpaolo SpA
5.017% due 06/26/2024		3,000	2,815
5.710% due 01/15/2026		3,000	2,924
7.700% due 09/17/2025 (f)		2,000	1,840

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jefferies Finance LLC
7.375% due 04/01/2020		$3,000	$2,610
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,000	863
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	1,500	1,775
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$2,000	2,697
Lloyds Banking Group PLC
7.000% due 06/27/2019 (f)	GBP	2,532	3,475
7.500% due 06/27/2024 (f)		$10,000	9,924
7.625% due 06/27/2023 (f)	GBP	2,000	2,787
Lock A/S
7.000% due 08/15/2021	EUR	4,000	4,821
Mercury Bondco PLC
8.250% due 05/30/2021 b		4,000	4,616
National Financial Partners Corp.
9.000% due 07/15/2021		$5,000	4,819
Navient Corp.
5.000% due 10/26/2020		2,000	1,820
5.875% due 10/25/2024		3,000	2,582
6.125% due 03/25/2024		5,000	4,325
8.000% due 03/25/2020		3,000	2,993
Nordea Bank AB
6.125% due 09/23/2024 (f)		2,000	1,913
OneMain Financial Holdings LLC
7.250% due 12/15/2021		2,500	2,500
Quicken Loans, Inc.
5.750% due 05/01/2025		2,250	2,194
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		4,000	3,730
7.648% due 09/30/2031 (f)		4,000	4,700
9.118% due 08/01/2016 (f)		350	349
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (f)	GBP	2,000	2,650
Societe Generale S.A.
7.875% due 12/18/2023 (f)		$6,000	5,610
Springleaf Finance Corp.
7.750% due 10/01/2021		2,025	1,994
8.250% due 10/01/2023		3,900	3,783
UniCredit SpA
8.000% due 06/03/2024 (f)		7,000	5,845
Virgin Media Finance PLC
5.750% due 01/15/2025		2,000	2,030
6.000% due 10/15/2024		3,000	3,094
6.375% due 10/15/2024	GBP	1,000	1,465
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		2,000	2,750
5.250% due 01/15/2026		$2,000	2,010
5.500% due 01/15/2021	GBP	1,000	1,528
6.000% due 04/15/2021		1,125	1,692
6.250% due 03/28/2029		1,000	1,431
WaveDivision Escrow LLC
8.125% due 09/01/2020		$5,000	4,962
Wayne Merger Sub LLC
8.250% due 08/01/2023		4,000	3,990
York Risk Services Holding Corp.
8.500% due 10/01/2022		3,100	1,996

			235,563

INDUSTRIALS 72.9%
Abe Investment Holdings, Inc./Getty Images, Inc.
7.000% due 10/15/2020		8,000	3,680
Accudyne Industries Borrower
7.750% due 12/15/2020		11,150	8,864

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Activision Blizzard, Inc.
6.125% due 09/15/2023		$2,500	$2,694
ADT Corp.
3.500% due 07/15/2022		8,000	6,960
4.125% due 06/15/2023		3,000	2,625
4.875% due 07/15/2042		2,500	1,700
6.250% due 10/15/2021		1,375	1,389
Advanced Disposal Services, Inc.
8.250% due 10/01/2020		5,000	5,124
AECOM
5.750% due 10/15/2022		1,000	1,043
Air Medical Merger Sub Corp.
6.375% due 05/15/2023		6,000	5,655
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,058
Alcoa, Inc.
5.125% due 10/01/2024		2,500	2,412
Aldesa Financial Services S.A.
7.250% due 04/01/2021	EUR	2,500	2,247
Alere, Inc.
6.375% due 07/01/2023		$3,000	3,157
6.500% due 06/15/2020		2,000	2,048
Aleris International, Inc.
7.625% due 02/15/2018		2,750	2,807
7.875% due 11/01/2020		2,000	1,700
9.500% due 04/01/2021 (a)		2,000	2,044
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		3,000	2,325
10.750% due 10/15/2019		1,000	303
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (b)		7,000	7,070
Altice Financing S.A.
6.500% due 01/15/2022		1,000	1,023
6.625% due 02/15/2023		5,000	5,037
Altice Finco S.A.
7.625% due 02/15/2025		2,000	1,925
8.125% due 01/15/2024		1,500	1,493
9.875% due 12/15/2020		4,000	4,320
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	4,000	4,518
7.625% due 02/15/2025		$5,000	4,800
7.750% due 05/15/2022		5,000	4,945
AMC Networks, Inc.
5.000% due 04/01/2024		2,500	2,516
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		3,000	3,105
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)		5,000	5,019
Ancestry.com, Inc.
11.000% due 12/15/2020		3,500	3,780
Anglo American Capital PLC
2.750% due 06/07/2019	EUR	2,000	2,079
2.875% due 11/20/2020		1,000	973
4.125% due 04/15/2021		$1,000	838
4.450% due 09/27/2020		1,000	883
Antero Resources Corp.
5.125% due 12/01/2022		1,000	910
6.000% due 12/01/2020		3,500	3,342
Ardagh Finance Holdings S.A. (8.375 Cash or 8.375% PIK)
8.375% due 06/15/2019 (b)	EUR	1,834	2,097
Ardagh Finance Holdings S.A. (8.625 Cash or 8.625% PIK)
8.625% due 06/15/2019 (b)		$707	686
Ardagh Packaging Finance PLC
7.000% due 11/15/2020		882	845

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	73

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	5,000	$7,745
Ashland, Inc.
4.750% due 08/15/2022		$2,500	2,550
6.875% due 05/15/2043		2,500	2,387
Associated Materials LLC
9.125% due 11/01/2017		7,500	5,700
Auris Luxembourg S.A.
8.000% due 01/15/2023	EUR	5,000	6,264
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021		$2,000	2,125
Axiall Corp.
4.875% due 05/15/2023		1,000	981
Berry Plastics Corp.
6.000% due 10/15/2022		2,825	2,973
Beverage Packaging Holdings Luxembourg S.A.
6.000% due 06/15/2017		3,000	2,987
Blue Coat Holdings, Inc.
8.375% due 06/01/2023		6,250	6,472
BlueLine Rental Finance Corp.
7.000% due 02/01/2019		4,500	4,168
BMC Software Finance, Inc.
8.125% due 07/15/2021		8,000	5,800
Bombardier, Inc.
5.500% due 09/15/2018		2,250	2,081
7.500% due 03/15/2025		3,000	2,295
Boparan Finance PLC
5.500% due 07/15/2021	GBP	1,000	1,336
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		$3,000	2,085
Boyd Gaming Corp.
6.875% due 05/15/2023		4,000	4,280
Brakes Capital
7.125% due 12/15/2018	GBP	2,750	4,122
Burger King Worldwide, Inc.
6.000% due 04/01/2022		$5,000	5,212
Cablevision Systems Corp.
5.875% due 09/15/2022		6,000	5,070
8.000% due 04/15/2020		1,250	1,216
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 §		6,000	5,115
California Resources Corp.
5.500% due 09/15/2021		919	207
8.000% due 12/15/2022		5,000	1,938
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		5,000	5,034
CCO Holdings LLC
5.125% due 02/15/2023		5,000	5,112
5.250% due 09/30/2022		2,500	2,581
5.375% due 05/01/2025		2,000	2,040
5.750% due 09/01/2023		3,750	3,900
5.875% due 04/01/2024		5,000	5,250
CCOH Safari LLC
5.750% due 02/15/2026		5,000	5,187
Centene Escrow Corp.
5.625% due 02/15/2021		1,875	1,959
6.125% due 02/15/2024		1,375	1,451
Central Garden & Pet Co.
6.125% due 11/15/2023		1,000	1,045
Cequel Communications Holdings LLC
5.125% due 12/15/2021		2,750	2,578
6.375% due 09/15/2020		3,000	2,985
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	7,500	9,220
CHC Helicopter S.A.
9.250% due 10/15/2020		$4,500	1,924
9.375% due 06/01/2021		1,235	86

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chemours Co.
6.625% due 05/15/2023 (h)		$4,000	$3,280
7.000% due 05/15/2025		3,000	2,419
Chesapeake Energy Corp.
8.000% due 12/15/2022		4,999	2,475
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		5,000	4,880
7.625% due 03/15/2020		3,500	3,135
CMA CGM S.A.
7.750% due 01/15/2021	EUR	1,250	1,177
CNH Industrial Capital LLC
4.875% due 04/01/2021		$1,000	999
CommScope Holding Co., Inc. (6.625% Cash or 7.375% PIK)
6.625% due 06/01/2020 (b)		4,500	4,629
CommScope Technologies Finance LLC
6.000% due 06/15/2025		2,000	2,040
CommScope, Inc.
5.000% due 06/15/2021		2,000	2,023
5.500% due 06/15/2024		1,500	1,521
Community Health Systems, Inc.
6.875% due 02/01/2022		7,500	6,806
7.125% due 07/15/2020		4,000	3,800
Concho Resources, Inc.
5.500% due 10/01/2022		1,000	988
5.500% due 04/01/2023		3,000	2,955
6.500% due 01/15/2022		1,250	1,253
Concordia Healthcare Corp.
7.000% due 04/15/2023		5,000	4,312
9.500% due 10/21/2022		4,500	4,365
Constellium NV
5.750% due 05/15/2024		2,250	1,626
Continental Resources, Inc.
3.800% due 06/01/2024		3,500	2,824
4.500% due 04/15/2023		3,000	2,524
5.000% due 09/15/2022		1,500	1,300
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)		8,750	8,701
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		2,500	2,578
10.875% due 12/15/2018	EUR	3,000	3,529
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
7.500% due 08/01/2021		2,250	2,427
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$2,000	1
CPG Merger Sub LLC
8.000% due 10/01/2021		12,250	11,484
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		20,000	15,150
CSC Holdings LLC
6.750% due 11/15/2021		1,250	1,287
Darling Global Finance BV
4.750% due 05/30/2022	EUR	2,000	2,292
Darling Ingredients, Inc.
5.375% due 01/15/2022		$3,000	3,084
DaVita HealthCare Partners, Inc.
5.000% due 05/01/2025		4,000	3,970
5.750% due 08/15/2022		3,000	3,142
DBP Holding Corp.
7.750% due 10/15/2020		4,000	2,920
Dean Foods Co.
6.500% due 03/15/2023		3,000	3,094
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019 ^		2,000	20
Digicel Group Ltd.
7.125% due 04/01/2022		4,000	3,130
8.250% due 09/30/2020		3,500	3,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Digicel Ltd.
6.000% due 04/15/2021		$5,000	$4,500
DISH DBS Corp.
5.000% due 03/15/2023		2,000	1,785
5.875% due 07/15/2022		4,000	3,800
5.875% due 11/15/2024		3,375	3,105
6.750% due 06/01/2021		2,500	2,587
DJO Finance LLC
10.750% due 04/15/2020		4,250	3,469
DJO Finco, Inc.
8.125% due 06/15/2021		6,350	5,651
Dollar Tree, Inc.
5.750% due 03/01/2023		3,000	3,193
Douglas GmbH
6.250% due 07/15/2022	EUR	2,000	2,444
Dutch Lion BV (11.250% Cash or 12.000% PIK)
11.250% due 06/15/2020 (b)		3,571	609
Dynegy, Inc.
6.750% due 11/01/2019		$3,500	3,500
7.375% due 11/01/2022		2,750	2,557
7.625% due 11/01/2024		5,000	4,562
Eagle Spinco, Inc.
4.625% due 02/15/2021		4,000	3,885
Eldorado Resorts, Inc.
7.000% due 08/01/2023		3,500	3,640
Endo Finance LLC
5.750% due 01/15/2022		4,000	3,800
5.875% due 01/15/2023		5,000	4,787
6.000% due 07/15/2023		4,750	4,495
6.000% due 02/01/2025		6,750	6,362
7.750% due 01/15/2022		2,000	2,054
Energy Transfer Equity LP
5.875% due 01/15/2024		3,000	2,580
7.500% due 10/15/2020		4,000	3,870
Ensemble S Merger Sub, Inc.
9.000% due 09/30/2023		6,000	5,902
Entertainment One Ltd.
6.875% due 12/15/2022	GBP	1,500	2,149
First Data Corp.
5.000% due 01/15/2024		$2,000	2,010
5.750% due 01/15/2024		5,000	5,018
6.750% due 11/01/2020		2,250	2,372
7.000% due 12/01/2023		9,000	9,124
First Quantum Minerals Ltd.
6.750% due 02/15/2020		1,500	1,035
7.000% due 02/15/2021		2,000	1,350
7.250% due 05/15/2022		1,500	1,013
FMG Resources Pty. Ltd.
6.875% due 04/01/2022		1,517	1,221
Freeport-McMoRan, Inc.
2.375% due 03/15/2018		4,000	3,560
3.550% due 03/01/2022		3,500	2,459
3.875% due 03/15/2023		1,000	689
4.000% due 11/14/2021		5,000	3,562
FTS International, Inc.
6.250% due 05/01/2022		125	14
Galapagos Holding S.A.
7.000% due 06/15/2022	EUR	4,000	4,174
Gardner Denver, Inc.
6.875% due 08/15/2021		$17,000	13,982
Gates Global LLC
5.750% due 07/15/2022	EUR	4,000	3,735
6.000% due 07/15/2022		$8,500	7,310
GCP Applied Technologies, Inc.
9.500% due 02/01/2023		3,000	3,262
General Cable Corp.
5.750% due 10/01/2022		2,000	1,590

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GHD Bondco PLC
7.000% due 04/15/2020	GBP	6,000	$7,803
Greatbatch Ltd.
9.125% due 11/01/2023		$5,000	4,969
Gulfport Energy Corp.
6.625% due 05/01/2023		2,000	1,870
7.750% due 11/01/2020		1,000	1,005
Halcon Resources Corp.
8.625% due 02/01/2020 (h)		1,000	714
12.000% due 02/15/2022		2,535	1,692
HCA Holdings, Inc.
6.250% due 02/15/2021		3,500	3,780
HCA, Inc.
4.750% due 05/01/2023		5,000	5,100
5.250% due 06/15/2026		2,500	2,569
5.375% due 02/01/2025		2,000	2,024
5.875% due 03/15/2022		2,000	2,170
5.875% due 05/01/2023		4,000	4,220
6.500% due 02/15/2020		3,000	3,300
7.500% due 02/15/2022		5,000	5,683
HD Supply, Inc.
5.750% due 04/15/2024 (a)		1,500	1,545
7.500% due 07/15/2020		8,500	9,063
11.500% due 07/15/2020		3,000	3,343
Hearthside Group Holdings LLC
6.500% due 05/01/2022		6,000	5,130
Hema Bondco BV
8.500% due 12/15/2019	EUR	3,000	1,429
Hertz Corp.
5.875% due 10/15/2020		$1,000	1,023
6.250% due 10/15/2022		1,500	1,508
Hexion, Inc.
8.875% due 02/01/2018		3,000	2,070
9.000% due 11/15/2020		4,000	1,630
Huntsman International LLC
4.250% due 04/01/2025	EUR	2,250	2,290
5.125% due 04/15/2021		1,000	1,129
IASIS Healthcare LLC
8.375% due 05/15/2019		$2,000	1,983
iHeartCommunications, Inc.
9.000% due 03/01/2021		4,500	3,150
9.000% due 09/15/2022		3,250	2,255
iHeartCommunications, Inc. (12.000% Cash and 2.000% PIK)
14.000% due 02/01/2021 (b)		1,284	295
Immucor, Inc.
11.125% due 08/15/2019		5,000	4,625
Informatica LLC
7.125% due 07/15/2023		7,000	6,790
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		4,000	2,430
6.625% due 12/15/2022		5,500	2,970
8.000% due 02/15/2024		1,625	1,678
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		3,000	908
8.125% due 06/01/2023		3,000	911
International Game Technology PLC
6.250% due 02/15/2022		5,000	5,112
6.500% due 02/15/2025		2,500	2,487
Jaguar Holding Co.
6.375% due 08/01/2023		6,000	6,176
JH-Holding Finance S.A. (8.250% Cash and 8.250% PIK)
8.250% due 12/01/2022 (b)	EUR	2,000	2,399
JMC Steel Group, Inc.
8.250% due 03/15/2018		$6,000	5,400
Jo-Ann Stores LLC
8.125% due 03/15/2019		4,000	3,700

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinetic Concepts, Inc.
7.875% due 02/15/2021		$1,750	$1,855
10.500% due 11/01/2018		5,000	5,037
12.500% due 11/01/2019		8,500	7,422
Kirk Beauty One GmbH
8.750% due 07/15/2023	EUR	5,000	5,946
Kloeckner Pentaplast of America, Inc.
7.125% due 11/01/2020		2,125	2,539
KLX, Inc.
5.875% due 12/01/2022		$7,000	6,965
Laredo Petroleum, Inc.
7.375% due 05/01/2022		3,500	3,049
Level 3 Financing, Inc.
5.250% due 03/15/2026		2,000	2,020
Lion/Seneca France S.A.S.
7.875% due 04/15/2019	EUR	3,000	2,769
LTF Merger Sub, Inc.
8.500% due 06/15/2023		$3,000	2,925
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		7,500	6,187
4.875% due 04/15/2020		1,000	942
5.500% due 04/15/2025		1,500	1,331
5.625% due 10/15/2023		1,250	1,141
5.750% due 08/01/2022		4,000	3,705
Manitowoc Foodservice, Inc.
9.500% due 02/15/2024		1,500	1,643
Marcolin SpA
8.500% due 11/15/2019	EUR	2,000	2,324
Matador Resources Co.
6.875% due 04/15/2023		$1,625	1,556
MCE Finance Ltd.
5.000% due 02/15/2021		3,000	2,869
MDC Partners, Inc.
6.500% due 05/01/2024		2,000	2,048
6.750% due 04/01/2020		2,000	2,069
Men’s Wearhouse, Inc.
7.000% due 07/01/2022		4,000	3,410
MGM Resorts International
6.000% due 03/15/2023 (h)		5,000	5,184
6.625% due 12/15/2021		7,500	8,081
6.750% due 10/01/2020		4,750	5,163
7.750% due 03/15/2022		5,000	5,612
8.625% due 02/01/2019		750	857
Midas Intermediate Holdco LLC
7.875% due 10/01/2022		2,000	1,870
Modular Space Corp.
10.250% due 01/31/2019		3,000	1,680
Monitchem Holdco S.A.
6.875% due 06/15/2022	EUR	5,000	5,005
MPH Acquisition Holdings LLC
6.625% due 04/01/2022		$6,000	6,255
MPLX LP
4.500% due 07/15/2023		4,000	3,677
4.875% due 12/01/2024		1,000	924
5.500% due 02/15/2023		500	485
NBTY, Inc.
9.000% due 10/01/2018		2,250	2,309
NCR Corp.
5.000% due 07/15/2022		2,000	1,990
Neiman Marcus Group Ltd. LLC
8.000% due 10/15/2021 (h)		4,000	3,460
Neiman Marcus Group Ltd. LLC (8.750% Cash or 9.500% PIK)
8.750% due 10/15/2021 (b)		2,000	1,551
Neptune Finco Corp.
6.625% due 10/15/2025		1,000	1,084
10.125% due 01/15/2023		2,000	2,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Look Secured Issuer PLC
6.500% due 07/01/2022	GBP	3,500	$4,956
Newfield Exploration Co.
5.625% due 07/01/2024		$2,000	1,885
5.750% due 01/30/2022		500	491
Nexeo Solutions LLC
8.375% due 03/01/2018		1,250	1,255
Novasep Holding S.A.S.
8.000% due 12/15/2016		1,063	959
Novelis, Inc.
8.375% due 12/15/2017		2,000	2,044
8.750% due 12/15/2020		5,000	5,071
Numericable SFR S.A.
5.375% due 05/15/2022	EUR	1,500	1,744
5.625% due 05/15/2024		2,800	3,222
6.000% due 05/15/2022		$6,000	5,880
6.250% due 05/15/2024		5,000	4,872
Oasis Petroleum, Inc.
6.500% due 11/01/2021		2,000	1,490
6.875% due 03/15/2022		3,000	2,235
Pactiv LLC
7.950% due 12/15/2025		2,000	1,850
Party City Holdings, Inc.
6.125% due 08/15/2023		3,000	3,105
Paternoster Holding GmbH
8.500% due 02/15/2023	EUR	7,000	7,641
Perstorp Holding AB
8.750% due 05/15/2017		$3,500	3,509
11.000% due 08/15/2017		5,000	4,700
Pfleiderer GmbH
7.875% due 08/01/2019	EUR	5,750	6,879
Phosphorus Holdco PLC (10.000% Cash or 10.000% PIK)
10.000% due 04/01/2019 ^	GBP	2,000	72
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		$4,064	4,125
5.875% due 01/15/2024		2,000	2,095
Pinnacle Operating Corp.
9.000% due 11/15/2020		1,000	868
Pizzaexpress Financing PLC
6.625% due 08/01/2021	GBP	1,000	1,472
8.625% due 08/01/2022		2,000	2,938
Platform Specialty Products Corp.
6.500% due 02/01/2022		$4,000	3,395
10.375% due 05/01/2021		2,000	1,940
Ply Gem Industries, Inc.
6.500% due 02/01/2022		10,500	10,487
Post Holdings, Inc.
6.000% due 12/15/2022		6,000	6,202
6.750% due 12/01/2021		5,000	5,281
7.750% due 03/15/2024		1,750	1,929
8.000% due 07/15/2025		1,250	1,403
PQ Corp.
8.750% due 11/01/2018		2,000	1,883
PRA Holdings, Inc.
9.500% due 10/01/2023		8,000	8,880
Premier Foods Finance PLC
6.500% due 03/15/2021	GBP	4,750	7,075
Prestige Brands, Inc.
5.375% due 12/15/2021		$2,000	2,035
6.375% due 03/01/2024		2,000	2,095
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	4,125	3,949
PVH Corp.
4.500% due 12/15/2022		$4,000	4,120
Range Resources Corp.
5.000% due 08/15/2022		1,500	1,301
5.000% due 03/15/2023		3,500	2,984

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	75

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regency Energy Partners LP
5.000% due 10/01/2022		$1,000	$942
5.500% due 04/15/2023		3,750	3,352
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		3,000	3,086
7.875% due 08/15/2019		1,000	1,036
8.250% due 02/15/2021		6,000	6,161
9.875% due 08/15/2019		2,000	2,071
Rite Aid Corp.
6.125% due 04/01/2023		4,000	4,255
Riverbed Technology, Inc.
8.875% due 03/01/2023		3,750	3,750
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		1,930	1,998
Rockies Express Pipeline LLC
5.625% due 04/15/2020		2,500	2,375
6.875% due 04/15/2040		1,250	1,052
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		2,000	1,933
5.625% due 04/15/2023		2,000	1,915
5.750% due 05/15/2024		7,500	7,200
SAExploration Holdings, Inc.
10.000% due 07/15/2019 ^		1,000	565
SBA Communications Corp.
5.625% due 10/01/2019		1,250	1,309
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,036
Schaeffler Finance BV
3.250% due 05/15/2025	EUR	5,000	5,803
4.750% due 05/15/2021		$3,000	3,090
Schaeffler Holding Finance BV (5.750% Cash or 5.750% PIK)
5.750% due 11/15/2021 (b)	EUR	1,325	1,625
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (b)		$3,500	3,675
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (b)		6,000	6,555
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (b)	EUR	5,400	6,377
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,900	1,150
10.000% due 12/01/2022		5,000	4,075
Sealed Air Corp.
5.125% due 12/01/2024		1,000	1,043
5.250% due 04/01/2023		2,000	2,125
Sensata Technologies BV
4.875% due 10/15/2023		2,500	2,522
5.000% due 10/01/2025		1,500	1,519
5.625% due 11/01/2024		1,500	1,566
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		2,000	2,140
Sequa Corp.
7.000% due 12/15/2017		4,900	698
Serta Simmons Bedding LLC
8.125% due 10/01/2020		5,000	5,213
ServiceMaster Co. LLC
7.450% due 08/15/2027		5,000	4,950
Seventy Seven Operating LLC
6.625% due 11/15/2019		1,000	255
Shearer’s Foods LLC
9.000% due 11/01/2019		3,250	3,421
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	7,000	8,531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$10,550	$9,640
Simmons Foods, Inc.
7.875% due 10/01/2021		5,000	4,225
SiTV LLC
10.375% due 07/01/2019		5,000	3,875
Smithfield Foods, Inc.
6.625% due 08/15/2022		3,750	4,003
Solera LLC
10.500% due 03/01/2024		2,500	2,519
Spectrum Brands, Inc.
5.750% due 07/15/2025		1,500	1,601
6.625% due 11/15/2022		3,500	3,802
Springs Industries, Inc.
6.250% due 06/01/2021		4,000	4,040
Standard Industries, Inc.
5.375% due 11/15/2024		4,000	4,080
6.000% due 10/15/2025		3,000	3,187
Station Casinos LLC
7.500% due 03/01/2021		6,000	6,360
Steel Dynamics, Inc.
5.125% due 10/01/2021		1,000	1,015
6.125% due 08/15/2019		1,000	1,038
6.375% due 08/15/2022		250	259
Sterigenics-Nordion Holdings LLC
6.500% due 05/15/2023		5,000	5,000
Studio City Finance Ltd.
8.500% due 12/01/2020		2,000	2,015
Sun Products Corp.
7.750% due 03/15/2021		15,000	14,025
Swissport Investments S.A.
6.750% due 12/15/2021	EUR	2,000	2,407
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$3,000	1,395
T-Mobile USA, Inc.
6.375% due 03/01/2025		1,500	1,541
6.500% due 01/15/2026		3,000	3,131
6.625% due 04/01/2023		3,000	3,172
6.731% due 04/28/2022		5,000	5,249
6.836% due 04/28/2023		2,500	2,625
TA Mfg. Ltd.
3.625% due 04/15/2023	EUR	3,750	3,760
Teck Resources Ltd.
4.500% due 01/15/2021		$100	71
TEGNA, Inc.
4.875% due 09/15/2021		750	774
5.500% due 09/15/2024		1,000	1,034
Teine Energy Ltd.
6.875% due 09/30/2022		3,550	3,177
Tenet Healthcare Corp.
5.000% due 03/01/2019		3,500	3,478
6.750% due 06/15/2023		5,000	4,812
8.000% due 08/01/2020		2,000	2,068
8.125% due 04/01/2022		8,000	8,247
Terex Corp.
6.500% due 04/01/2020		2,000	1,940
TES Finance PLC
6.750% due 07/15/2020	GBP	1,500	1,885
Tesoro Logistics LP
6.250% due 10/15/2022		$2,500	2,500
TI Group Automotive Systems LLC
8.750% due 07/15/2023		4,000	3,860
TMF Group Holding BV
9.875% due 12/01/2019	EUR	3,000	3,661
TransDigm, Inc.
6.000% due 07/15/2022		$7,000	7,009
6.500% due 07/15/2024		10,000	9,972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 05/15/2025		$3,000	$2,944
7.500% due 07/15/2021		1,250	1,316
TreeHouse Foods, Inc.
6.000% due 02/15/2024		2,000	2,130
Triumph Group, Inc.
4.875% due 04/01/2021		2,000	1,825
Tronox Finance LLC
6.375% due 08/15/2020		3,500	2,712
7.500% due 03/15/2022		3,000	2,258
Tullow Oil PLC
6.000% due 11/01/2020		3,000	2,175
U.S. Foods, Inc.
8.500% due 06/30/2019		4,000	4,125
United Rentals North America, Inc.
5.500% due 07/15/2025		4,000	3,965
7.625% due 04/15/2022		2,500	2,675
Unitymedia GmbH
3.750% due 01/15/2027	EUR	6,000	6,187
6.125% due 01/15/2025		$2,500	2,614
Unitymedia Hessen GmbH & Co. KG
4.000% due 01/15/2025	EUR	2,000	2,333
4.625% due 02/15/2026		1,000	1,176
5.000% due 01/15/2025		$2,000	2,005
5.500% due 09/15/2022	EUR	3,240	3,947
Univar USA, Inc.
6.750% due 07/15/2023		$3,500	3,456
Univision Communications, Inc.
5.125% due 05/15/2023		4,000	4,000
5.125% due 02/15/2025		5,000	4,950
6.750% due 09/15/2022		2,618	2,788
8.500% due 05/15/2021		1,500	1,536
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,437
6.750% due 03/15/2023	CHF	3,000	3,368
UPCB Finance Ltd.
5.375% due 01/15/2025		$4,000	4,085
USG Corp.
9.750% due 01/15/2018		3,796	4,265
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	4,000	3,374
5.500% due 03/01/2023		$1,250	984
5.625% due 12/01/2021		5,000	3,962
6.125% due 04/15/2025		5,000	3,862
6.375% due 10/15/2020		3,000	2,505
6.750% due 08/15/2021		4,000	3,280
7.000% due 10/01/2020		1,500	1,268
7.250% due 07/15/2022		5,000	4,025
7.500% due 07/15/2021		2,000	1,676
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (b)		2,250	1,688
VeriSign, Inc.
4.625% due 05/01/2023		2,500	2,537
Verisure Holding AB
6.000% due 11/01/2022 (h)	EUR	2,900	3,515
Vizient, Inc.
10.375% due 03/01/2024		$1,625	1,743
VWR Funding, Inc.
4.625% due 04/15/2022	EUR	5,000	5,667
Warren Resources, Inc.
9.000% due 08/01/2022		$1,750	3
Watco Cos. LLC
6.375% due 04/01/2023		3,500	3,430
Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (b)		3,475	3,405
Welltec A/S
8.000% due 02/01/2019		5,000	4,562

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Whiting Petroleum Corp.
5.750% due 03/15/2021		$2,500	$1,675
6.250% due 04/01/2023		1,000	673
Williams Cos., Inc.
4.550% due 06/24/2024		6,450	4,934
Wind Acquisition Finance S.A.
7.000% due 04/23/2021	EUR	4,000	4,375
7.375% due 04/23/2021		$5,000	4,550
WPX Energy, Inc.
7.500% due 08/01/2020		1,000	788
8.250% due 08/01/2023		1,500	1,166
Wynn Las Vegas LLC
5.375% due 03/15/2022		4,000	4,044
5.500% due 03/01/2025		4,000	3,785
XPO Logistics, Inc.
5.750% due 06/15/2021	EUR	5,500	5,996
Zebra Technologies Corp.
7.250% due 10/15/2022		$3,000	3,270
ZF North America Capital, Inc.
2.750% due 04/27/2023	EUR	2,000	2,289
4.750% due 04/29/2025		$5,000	4,994
Zobele Holding SpA
7.875% due 02/01/2018	EUR	2,000	2,316

			1,369,592

UTILITIES 5.5%
AES Corp.
7.375% due 07/01/2021		$2,000	2,250
8.000% due 06/01/2020 (h)		2,000	2,280
Alcatel-Lucent USA, Inc.
6.450% due 03/15/2029		2,000	2,130
American Energy-Permian Basin LLC
7.375% due 11/01/2021		3,750	1,163
Blue Racer Midstream LLC
6.125% due 11/15/2022		2,000	1,675
Calpine Corp.
5.375% due 01/15/2023		3,000	2,923
5.750% due 01/15/2025		3,000	2,891
EP Energy LLC
9.375% due 05/01/2020		3,000	1,528
Frontier Communications Corp.
8.875% due 09/15/2020		2,000	2,095
10.500% due 09/15/2022		1,000	1,029
11.000% due 09/15/2025		2,000	2,018
Genesis Energy LP
6.750% due 08/01/2022		2,000	1,878
Millicom International Cellular S.A.
6.625% due 10/15/2021		2,000	2,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRG Energy, Inc.
6.250% due 07/15/2022	$4,000	$3,739
6.250% due 05/01/2024	2,000	1,845
6.625% due 03/15/2023	1,000	938
7.625% due 01/15/2018	3,500	3,736
7.875% due 05/15/2021	3,000	3,004
8.250% due 09/01/2020	1,000	1,013
ONEOK, Inc.
4.250% due 02/01/2022	375	313
7.500% due 09/01/2023	1,500	1,466
Parsley Energy LLC
7.500% due 02/15/2022	5,000	5,000
Plains All American Pipeline LP
4.650% due 10/15/2025	3,000	2,781
Sprint Capital Corp.
6.875% due 11/15/2028	1,000	735
6.900% due 05/01/2019	3,000	2,610
8.750% due 03/15/2032	7,000	5,512
Sprint Communications, Inc.
6.000% due 11/15/2022	10,000	7,362
7.000% due 08/15/2020	1,000	800
Sprint Corp.
7.125% due 06/15/2024	5,000	3,738
7.250% due 09/15/2021	3,000	2,306
7.625% due 02/15/2025	2,000	1,495
7.875% due 09/15/2023	7,000	5,372
Targa Resources Partners LP
4.125% due 11/15/2019	1,000	949
4.250% due 11/15/2023	4,000	3,540
5.250% due 05/01/2023	4,250	3,952
6.375% due 08/01/2022	500	483
Telecom Italia Capital S.A.
6.375% due 11/15/2033	5,000	4,950
Telecom Italia SpA
5.303% due 05/30/2024	7,000	7,201
TerraForm Power Operating LLC
5.875% due 02/01/2023	3,000	2,445

		103,175

Total Corporate Bonds & Notes (Cost $1,861,362)		1,708,330

	SHARES
COMMON STOCKS 0.0%

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (c)(g)	21,410	48
NVHL S.A. ‘B’ (c)(g)	21,410	48
NVHL S.A. ‘C’ (c)(g)	21,410	48

	SHARES	MARKET VALUE (000S)
NVHL S.A. ‘D’ (c)(g)	21,410	$49
NVHL S.A. ‘E’ (c)(g)	21,410	49
NVHL S.A. ‘F’ (c)(g)	21,410	49
NVHL S.A. ‘G’ (c)(g)	21,410	49
NVHL S.A. ‘H’ (c)(g)	21,410	49
NVHL S.A. ‘I’ (c)(g)	21,410	49
NVHL S.A. ‘J’ (c)(g)	21,410	49

Total Common Stocks (Cost $697)		487

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

U.S. TREASURY BILLS 0.5%
0.182% due 04/07/2016 - 04/28/2016 (d)(e)(k)	$8,277	8,277

Total Short-Term Instruments (Cost $8,276)		8,277

Total Investments in Securities (Cost $1,873,311)		1,719,534

	SHARES
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%
PIMCO Short-Term Floating NAV Portfolio III	15,805,925	156,178

Total Short-Term Instruments (Cost $156,124)		156,178

Total Investments in Affiliates (Cost $156,124)		156,178

Total Investments 99.9% (Cost $2,029,435)		$1,875,712

Financial Derivative Instruments (i)(j) (0.5%) (Cost or Premiums, net $0)		(8,799)

Other Assets and Liabilities, net 0.6%		10,891

Net Assets 100.0%		$1,877,804

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero Coupon Bond
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	77

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	$ 69	$48	0.00%
NVHL S.A. ‘B’	03/09/2012	69	48	0.00
NVHL S.A. ‘C’	03/09/2012	69	48	0.00
NVHL S.A. ‘D’	03/09/2012	70	49	0.00
NVHL S.A. ‘E’	03/09/2012	70	49	0.00
NVHL S.A. ‘F’	03/09/2012	70	49	0.00
NVHL S.A. ‘G’	03/09/2012	70	49	0.00
NVHL S.A. ‘H’	03/09/2012	70	49	0.01
NVHL S.A. ‘I’	03/09/2012	70	49	0.01
NVHL S.A. ‘J’	03/09/2012	70	49	0.01

		$697	$487	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(5.000)%	03/17/2016	04/01/2016		$	(1,451)	$(1,448)
	(5.000)	03/28/2016	TBD	(1)		(588)	(588)
	(3.750)	04/01/2016	TBD	(1)		(1,471)	(1,471)
	(0.500)	03/07/2016	TBD	(1)		(1,472)	(1,471)
CFR	(1.350)	02/15/2016	TBD	(1)	EUR	(2,442)	(2,775)
RDR	(1.000)	02/09/2016	TBD	(1)	$	(1,464)	(1,462)
	(1.000)	02/18/2016	TBD	(1)		(4,882)	(4,876)

Total Reverse Repurchase Agreements							$(14,091)

(1)	Open maturity reverse repurchase agreement.
(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(1,655) at a weighted average interest rate of (1.592)%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $15,141 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(4,978)	$0	$(4,978)	$5,318	$340
CFR	0	(2,775)	0	(2,775)	2,909	134
RDR	0	(6,338)	0	(6,338)	6,551	213

Total Borrowings and Other Financing Transactions	$0	$(14,091)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(1,448)	$0	$0	$(11,172)	$(12,620)

Total Borrowings	$(1,448)	$0	$0	$(11,172)	$(12,620)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(12,620)

(4)	Unsettled reverse repurchase agreements liability of $(1,471) is outstanding at period end.

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$30,000	$911	$662	$49	$0

Total Swap Agreements				$911	$662	$49	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$49	$49	$0	$0	$0	$0

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	04/2016		EUR	227	$		249	$0	$(9)

CBK	04/2016		CHF	2,911			2,917	0	(110)
	04/2016		EUR	16,113			17,734	0	(601)
	04/2016		GBP	521			751	3	0
	04/2016	$		7,074		EUR	6,475	294	0

GLM	04/2016		GBP	4,778	$		6,680	0	(183)
	04/2016	$		67,601		GBP	47,340	391	0
	05/2016		GBP	47,340	$		67,606	0	(391)

JPM	04/2016		EUR	3,982			4,337	0	(194)
	04/2016		GBP	3,112			4,404	0	(66)
	04/2016	$		2,815		GBP	2,012	74	0

MSB	04/2016		EUR	153,726	$		168,692	0	(6,233)

SCX	04/2016		GBP	40,941			56,982	0	(1,819)

UAG	04/2016	$		187,648		EUR	167,573	3,033	0
	05/2016		EUR	167,573	$		187,809	0	(3,037)

Total Forward Foreign Currency Contracts								$3,795	$(12,643)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	79

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $8,276 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
BPS	$0	$0	$0	$0	$(9)	$0	$0	$(9)	$(9)	$0	$(9)
CBK	297	0	0	297	(711)	0	0	(711)	(414)	352	(62)
GLM	391	0	0	391	(574)	0	0	(574)	(183)	0	(183)
JPM	74	0	0	74	(260)	0	0	(260)	(186)	0	(186)
MSB	0	0	0	0	(6,233)	0	0	(6,233)	(6,233)	5,864	(369)
SCX	0	0	0	0	(1,819)	0	0	(1,819)	(1,819)	2,061	242
UAG	3,033	0	0	3,033	(3,037)	0	0	(3,037)	(4)	0	(4)

Total Over the Counter	$3,795	$0	$0	$3,795	$(12,643)	$0	$0	$(12,643)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$49	$0	$0	$0	$49

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,795	$0	$3,795

	$0	$49	$0	$3,795	$0	$3,844

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,643	$0	$12,643

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$52	$0	$0	$0	$52

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,730	$0	$15,730

	$0	$52	$0	$15,730	$0	$15,782

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$662	$0	$0	$0	$662

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,170)	$0	$(22,170)

	$0	$662	$0	$(22,170)	$0	$(21,508)

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,440	$0	$2,440
Corporate Bonds & Notes
Banking & Finance	0	235,563	0	235,563
Industrials	0	1,369,592	0	1,369,592
Utilities	0	103,175	0	103,175
Common Stocks
Health Care	487	0	0	487
Short-Term Instruments
U.S. Treasury Bills	0	8,277	0	8,277
	$487	$1,719,047	$0	$1,719,534

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$156,178	$0	$0	$156,178

Total Investments	$156,665	$1,719,047	$0	$1,875,712

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$49	$0	$49
Over the counter	0	3,795	0	3,795
	$0	$3,844	$0	$3,844

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(12,643)	$0	$(12,643)

Totals	$156,665	$1,710,248	$0	$1,866,913

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	81

Schedule of Investments PIMCO Long-Term Credit Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.5%

BANK LOAN OBLIGATIONS 5.8%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023	$5,500	$5,480
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (f)	13,140	13,296
CPG International, Inc.
4.750% due 09/30/2020	2,021	1,981
CSC Holdings LLC
2.933% due 04/17/2020	5,266	5,265
Dell International LLC
4.000% due 04/29/2020	6,394	6,393
Delos Finance SARL
3.500% due 03/06/2021	9,000	9,034
Delta Air Lines, Inc.
2.530% due 09/30/2019 (f)	22,410	22,060
2.620% due 05/09/2019 (f)	6,333	6,262
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	30,342	30,348
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	8,347	8,360
Las Vegas Sands LLC
3.250% due 12/19/2020	19,458	19,465
Manitowoc Foodservice, Inc.
5.750% due 03/03/2023	1,000	1,005
Norwegian Air Shuttle
4.110% - 4.250% due 06/24/2026 (f)	17,386	18,062
5.860% - 6.110% due 06/24/2021 (f)	12,333	12,374
NRG Energy, Inc.
2.750% due 07/02/2018	2,108	2,091
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	2,793	2,576
Pennon Group PLC
5.125% due 12/15/2020	3,615	3,604
Rise Ltd.
4.750% due 01/31/2021 (f)	4,240	4,231
Scorpio Bulkers, Inc.
0.840% due 06/30/2028	2	1
T-Mobile USA, Inc.
3.500% due 11/09/2022	3,092	3,108
Texas Competitive Electric Holdings Co. LLC
3.750% due 11/07/2016	564	563
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020	5,000	4,712

Total Bank Loan Obligations (Cost $179,588)		180,271

CORPORATE BONDS & NOTES 58.6%

BANKING & FINANCE 23.5%
Allstate Corp.
6.500% due 05/15/2067	1,400	1,523
American International Group, Inc.
3.875% due 01/15/2035	500	448
3.900% due 04/01/2026	700	704
4.375% due 01/15/2055	13,200	11,597
4.700% due 07/10/2035	5,263	5,225
4.800% due 07/10/2045	5,500	5,445
American Tower Corp.
4.400% due 02/15/2026	3,100	3,286
AvalonBay Communities, Inc.
3.450% due 06/01/2025	1,000	1,027
Aviation Loan Trust
2.744% due 12/15/2022	2,061	1,875

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (e)	EUR	14,600	$15,414
Banco do Brasil S.A.
6.250% due 04/15/2024 (e)		$4,200	2,361
9.000% due 06/18/2024 (e)		2,579	1,803
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	4,000	4,489
Banco Santander S.A.
6.250% due 09/11/2021 (e)		7,800	7,970
Bank of America Corp.
3.875% due 08/01/2025		$5,000	5,212
6.100% due 03/17/2025 (e)		3,000	2,959
6.300% due 03/10/2026 (e)		13,200	13,661
7.750% due 05/14/2038		7,700	10,553
Bank One Capital
8.750% due 09/01/2030		275	398
Barclays Bank PLC
7.750% due 04/10/2023		8,490	8,925
Barclays PLC
4.375% due 01/12/2026		1,200	1,180
Berkshire Hathaway Finance Corp.
4.300% due 05/15/2043		1,000	1,060
BGC Partners, Inc.
5.375% due 12/09/2019		10,775	11,332
Blackstone CQP Holdco LP
9.296% due 03/19/2019		12,221	12,358
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		6,500	6,297
Cantor Fitzgerald LP
7.875% due 10/15/2019		6,030	6,687
Chubb INA Holdings, Inc.
4.350% due 11/03/2045		1,800	1,967
Citigroup, Inc.
3.700% due 01/12/2026		1,000	1,029
5.950% due 05/15/2025 (e)		8,825	8,505
Credit Agricole S.A.
7.875% due 01/23/2024 (e)		13,500	12,809
8.125% due 09/19/2033		200	218
Credit Suisse AG
6.500% due 08/08/2023		8,075	8,720
Credit Suisse Group AG
7.500% due 12/11/2023 (e)		5,300	5,231
Crown Castle International Corp.
4.450% due 02/15/2026		10,800	11,244
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (e)		8,250	8,188
Doctors Co.
6.500% due 10/15/2023		10,150	11,221
ERP Operating LP
3.375% due 06/01/2025		900	929
4.500% due 06/01/2045		1,200	1,278
Exeter Finance Corp.
9.750% due 05/20/2019		6,300	5,919
Farmers Exchange Capital
5.454% due 10/15/2054		10,200	9,690
Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,514
First American Financial Corp.
4.300% due 02/01/2023		900	909
Ford Motor Credit Co. LLC
4.389% due 01/08/2026		8,300	8,813
GE Capital International Funding Co.
4.418% due 11/15/2035		5,500	5,965
Goldman Sachs Group, Inc.
3.750% due 02/25/2026		6,200	6,357
4.750% due 10/21/2045		8,100	8,503
6.450% due 05/01/2036		1,000	1,163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		$3,000	$3,432
HSBC Capital Funding LP
10.176% due 06/30/2030 (e)		5,600	8,274
HSBC Holdings PLC
4.300% due 03/08/2026		7,500	7,744
6.000% due 09/29/2023 (e)	EUR	1,055	1,141
6.375% due 09/17/2024 (e)		$6,100	5,673
6.500% due 09/15/2037		300	354
6.800% due 06/01/2038		12,320	14,954
7.625% due 05/17/2032		1,800	2,239
Intesa Sanpaolo SpA
7.700% due 09/17/2025 (e)		1,500	1,380
Jefferies Finance LLC
7.375% due 04/01/2020		10,600	9,222
Jefferies LoanCore LLC
6.875% due 06/01/2020		6,995	6,033
JPMorgan Chase & Co.
3.300% due 04/01/2026		4,400	4,442
3.900% due 07/15/2025		10,150	10,806
6.100% due 10/01/2024 (e)		4,200	4,285
6.125% due 04/30/2024 (e)		16,000	16,400
7.900% due 04/30/2018 (e)		15,000	15,019
KBC Bank NV
8.000% due 01/25/2023		9,600	10,392
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (f)		4,235	3,609
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	1,500	1,775
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$1,600	2,157
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	3,537	4,928
Manulife Financial Corp.
5.375% due 03/04/2046		$7,300	7,613
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		6,000	8,716
MetLife Capital Trust
7.875% due 12/15/2067		11,950	13,802
MetLife, Inc.
10.750% due 08/01/2069		4,000	6,090
Moody’s Corp.
5.250% due 07/15/2044		3,000	3,352
Morgan Stanley
4.000% due 07/23/2025		15,000	15,722
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,708
Navient Corp.
5.625% due 08/01/2033		17,600	12,496
Neuberger Berman Group LLC
4.875% due 04/15/2045		1,700	1,445
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		7,000	8,624
Novo Banco S.A.
5.000% due 05/14/2019	EUR	1,800	1,575
5.000% due 05/21/2019		5,300	4,637
5.000% due 05/23/2019		5,000	4,374
Ohio National Life Insurance Co.
6.875% due 06/15/2042		$500	572
Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	21,141
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,373
PHH Corp.
6.375% due 08/15/2021		2,000	1,775
Pinnacol Assurance
8.625% due 06/25/2034 (f)		7,000	7,553

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PNC Preferred Funding Trust
2.284% due 03/15/2017 (e)		$12,750	$10,694
Prudential Financial, Inc.
5.200% due 03/15/2044		5,000	4,820
5.875% due 09/15/2042		4,500	4,708
Rabobank Group
8.375% due 07/26/2016 (e)		10,100	10,258
Rio Oil Finance Trust
9.250% due 07/06/2024		11,950	7,529
9.750% due 01/06/2027		6,150	3,719
SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,892
Societe Generale S.A.
8.000% due 09/29/2025 (e)		3,000	2,918
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054		4,000	4,045
6.850% due 12/16/2039		4,395	5,670
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	91	126
UBS AG
7.250% due 02/22/2022		$4,000	4,123
7.625% due 08/17/2022		13,050	14,966
UBS Group Funding Jersey Ltd.
4.125% due 09/24/2025		16,600	16,663
4.125% due 04/15/2026 (a)		11,500	11,518
UDR, Inc.
3.750% due 07/01/2024		500	515
4.000% due 10/01/2025		600	625
Visa, Inc.
4.300% due 12/14/2045		9,900	10,862
Wachovia Capital Trust
5.570% due 05/02/2016 (e)		1,180	1,169
WEA Finance LLC
3.750% due 09/17/2024		1,400	1,428
Wells Fargo & Co.
3.550% due 09/29/2025		13,400	14,072
3.900% due 05/01/2045		17,400	17,453
5.375% due 11/02/2043		4,500	5,099
5.900% due 06/15/2024 (e)		3,000	3,044
7.980% due 03/15/2018 (e)		6,033	6,251
Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	4,907
Welltower, Inc.
4.000% due 06/01/2025		6,000	6,017
5.125% due 03/15/2043		2,300	2,346
Weyerhaeuser Co.
6.950% due 10/01/2027		16,922	19,830
7.950% due 03/15/2025		200	249

			733,304

INDUSTRIALS 25.3%
AbbVie, Inc.
4.400% due 11/06/2042		2,739	2,779
4.500% due 05/14/2035		1,200	1,251
4.700% due 05/14/2045		11,100	11,854
Actavis Funding SCS
4.550% due 03/15/2035		5,700	5,913
4.750% due 03/15/2045		16,610	17,665
Actavis, Inc.
4.625% due 10/01/2042		3,000	3,103
ADT Corp.
4.875% due 07/15/2042		10,500	7,140
Amgen, Inc.
5.150% due 11/15/2041		25,700	28,472
Anadarko Holding Co.
7.150% due 05/15/2028		1,722	1,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anadarko Petroleum Corp.
4.500% due 07/15/2044	$5,000	$3,937
6.600% due 03/15/2046	3,000	3,074
7.000% due 11/15/2027	600	576
Anheuser-Busch InBev Finance, Inc.
4.700% due 02/01/2036	10,000	10,831
4.900% due 02/01/2046	22,700	25,425
Anthem, Inc.
4.625% due 05/15/2042	4,000	4,000
Barrick Gold Corp.
5.250% due 04/01/2042	6,000	5,182
5.800% due 11/15/2034	100	93
Biogen, Inc.
5.200% due 09/15/2045	3,200	3,564
BorgWarner, Inc.
4.375% due 03/15/2045	2,000	1,918
Buckeye Partners LP
5.600% due 10/15/2044	800	672
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	22,000	23,340
4.550% due 09/01/2044	3,200	3,477
California Resources Corp.
8.000% due 12/15/2022	5,359	2,077
Cameron International Corp.
7.000% due 07/15/2038	3,703	4,659
Canadian Oil Sands Ltd.
6.000% due 04/01/2042	8,400	6,580
Canadian Pacific Railway Co.
4.800% due 09/15/2035	2,000	2,056
6.125% due 09/15/2115	6,100	6,571
CBS Corp.
4.600% due 01/15/2045	2,150	2,037
4.900% due 08/15/2044	7,700	7,543
CCO Safari LLC
6.384% due 10/23/2035	800	883
6.484% due 10/23/2045	900	1,004
6.834% due 10/23/2055	22,555	24,434
Cenovus Energy, Inc.
6.750% due 11/15/2039	200	192
Comcast Corp.
6.950% due 08/15/2037	3,600	5,061
ConocoPhillips Co.
4.950% due 03/15/2026	9,200	9,627
5.950% due 03/15/2046	3,700	3,978
Continental Resources, Inc.
3.800% due 06/01/2024	7,070	5,705
Cox Communications, Inc.
8.375% due 03/01/2039	5,500	6,295
CSX Corp.
4.100% due 03/15/2044	1,200	1,189
CVS Pass-Through Trust
7.507% due 01/10/2032	15,998	19,299
Devon Energy Corp.
6.300% due 01/15/2019	1,500	1,519
Domtar Corp.
6.750% due 02/15/2044	1,600	1,633
Ecopetrol S.A.
7.375% due 09/18/2043	13,500	12,420
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	9,900
Endo Finance LLC
6.000% due 07/15/2023	1,650	1,561
Energy Transfer Partners LP
5.150% due 03/15/2045	6,500	5,071
6.125% due 12/15/2045	12,800	11,528
7.500% due 07/01/2038	14,004	13,583

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Products Operating LLC
4.450% due 02/15/2043	$18,697	$16,743
4.850% due 03/15/2044	18,179	17,121
5.950% due 02/01/2041	600	618
FedEx Corp.
4.550% due 04/01/2046	1,000	1,033
4.750% due 11/15/2045	5,800	6,165
5.100% due 01/15/2044	200	224
Fidelity National Information Services, Inc.
5.000% due 10/15/2025	5,000	5,412
Goldcorp, Inc.
5.450% due 06/09/2044	6,000	5,489
Halliburton Co.
5.000% due 11/15/2045	4,300	4,226
Harvest Operations Corp.
6.875% due 10/01/2017	5,517	3,379
HCA, Inc.
5.000% due 03/15/2024	2,700	2,769
Hess Corp.
7.300% due 08/15/2031	3,060	3,263
Hiland Partners LP
5.500% due 05/15/2022	4,945	4,967
7.250% due 10/01/2020	11,510	11,956
Host Hotels & Resorts LP
4.500% due 02/01/2026	1,900	1,926
International Paper Co.
5.150% due 05/15/2046	1,000	1,011
Kellogg Co.
4.500% due 04/01/2046	600	617
Kinder Morgan Energy Partners LP
6.550% due 09/15/2040	3,300	3,113
6.950% due 01/15/2038	5,000	5,017
7.300% due 08/15/2033	25	26
7.400% due 03/15/2031	100	103
Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	3,380
7.420% due 02/15/2037	2,980	2,942
7.800% due 08/01/2031	2,500	2,770
8.050% due 10/15/2030	3,825	4,123
KLA-Tencor Corp.
4.650% due 11/01/2024	2,500	2,534
Kraft Heinz Foods Co.
5.000% due 07/15/2035	2,000	2,213
5.200% due 07/15/2045	8,950	10,056
6.875% due 01/26/2039	2,000	2,564
Lender Processing Services, Inc.
5.750% due 04/15/2023	1,282	1,332
Lockheed Martin Corp.
3.800% due 03/01/2045	1,200	1,169
4.700% due 05/15/2046	7,500	8,424
Magellan Midstream Partners LP
4.200% due 03/15/2045	2,000	1,680
6.400% due 05/01/2037	900	973
MCE Finance Ltd.
5.000% due 02/15/2021	4,000	3,824
Medtronic, Inc.
4.375% due 03/15/2035	1,150	1,248
4.625% due 03/15/2045	9,850	11,032
Microsoft Corp.
4.450% due 11/03/2045	3,500	3,879
4.750% due 11/03/2055	4,000	4,459
Motorola Solutions, Inc.
5.500% due 09/01/2044	5,000	3,914
National Fuel Gas Co.
5.200% due 07/15/2025	5,800	5,335
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (e)	11,000	11,358

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	83

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NBCUniversal Media LLC
4.450% due 01/15/2043		$8,100	$8,748
5.950% due 04/01/2041		2,400	3,076
Newell Rubbermaid, Inc.
5.500% due 04/01/2046		1,500	1,630
Newfield Exploration Co.
5.375% due 01/01/2026		4,250	3,889
Norfolk Southern Corp.
4.450% due 06/15/2045		4,500	4,667
4.650% due 01/15/2046		6,400	6,847
ONEOK Partners LP
6.650% due 10/01/2036		14,735	13,746
Pfizer, Inc.
5.600% due 09/15/2040		3,000	3,746
7.200% due 03/15/2039		300	439
Philip Morris International, Inc.
3.875% due 08/21/2042		2,600	2,581
Pioneer Natural Resources Co.
7.200% due 01/15/2028		17,016	19,305
Pride International, Inc.
7.875% due 08/15/2040		4,100	2,209
QUALCOMM, Inc.
4.650% due 05/20/2035		4,700	4,835
4.800% due 05/20/2045		4,000	3,973
Reynolds American, Inc.
7.250% due 06/15/2037		660	860
SABMiller Holdings, Inc.
4.950% due 01/15/2042		5,600	6,264
Southern Natural Gas Co. LLC
7.350% due 02/15/2031		1,400	1,317
Spectra Energy Partners LP
3.500% due 03/15/2025		4,805	4,652
4.500% due 03/15/2045		375	334
Statoil ASA
5.100% due 08/17/2040		3,000	3,300
Stryker Corp.
4.625% due 03/15/2046		5,000	5,369
Studio City Finance Ltd.
8.500% due 12/01/2020		3,400	3,426
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,381
Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,138
Thermo Fisher Scientific, Inc.
5.300% due 02/01/2044		900	1,005
Time Warner Cable, Inc.
5.250% due 07/15/2042	GBP	800	1,073
5.500% due 09/01/2041		$3,225	3,210
5.875% due 11/15/2040		2,641	2,743
6.550% due 05/01/2037		1,400	1,542
6.750% due 06/15/2039		2,359	2,664
7.300% due 07/01/2038		6,000	7,060
Time Warner, Inc.
4.850% due 07/15/2045		10,000	10,215
4.900% due 06/15/2042		3,700	3,785
6.200% due 03/15/2040		5,275	6,074
6.500% due 11/15/2036		500	582
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,245	1,440
8.000% due 04/01/2021		835	923
United Airlines Pass-Through Trust
4.300% due 02/15/2027		64	67
UnitedHealth Group, Inc.
4.625% due 07/15/2035		9,358	10,458
4.750% due 07/15/2045		16,150	18,571

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	$7,700	$6,314
6.375% due 10/15/2020	2,200	1,837
Viacom, Inc.
4.375% due 03/15/2043	11,924	9,253
5.250% due 04/01/2044	1,550	1,399
5.850% due 09/01/2043	10,578	10,208
Virgin Australia Trust
5.000% due 04/23/2025	3,795	3,876
Weatherford International Ltd.
4.500% due 04/15/2022	975	785
Western Gas Partners LP
5.450% due 04/01/2044	6,027	4,805
Westmoreland Coal Co.
8.750% due 01/01/2022	4,500	2,644
Whole Foods Market, Inc.
5.200% due 12/03/2025	2,650	2,783
Williams Cos., Inc.
8.750% due 03/15/2032	2,416	2,162
Williams Partners LP
3.900% due 01/15/2025	1,400	1,134
4.900% due 01/15/2045	13,500	9,716
5.100% due 09/15/2045	3,300	2,383
5.400% due 03/04/2044	2,500	1,879
6.300% due 04/15/2040	500	416
Wynn Las Vegas LLC
5.500% due 03/01/2025	2,250	2,129
Wynn Macau Ltd.
5.250% due 10/15/2021 (h)	14,860	14,080
XPO Logistics, Inc.
6.500% due 06/15/2022 (h)	5,000	4,881
Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035	900	882
4.450% due 08/15/2045	8,700	8,534

		788,079

UTILITIES 9.8%
AT&T, Inc.
4.300% due 12/15/2042	8,813	8,100
4.350% due 06/15/2045	10,243	9,459
6.550% due 02/15/2039	31,783	37,698
British Telecommunications PLC
9.625% due 12/15/2030	2,300	3,605
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	4,539	4,287
Electricite de France S.A.
4.950% due 10/13/2045	9,100	9,407
Exelon Generation Co. LLC
6.250% due 10/01/2039	6,100	6,320
FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	6,623
Illinois Power Generating Co.
6.300% due 04/01/2020	725	243
Indiana Michigan Power Co.
4.550% due 03/15/2046	400	413
Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	286
Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,486
MidAmerican Energy Co.
4.250% due 05/01/2046	3,750	4,036
Monongahela Power Co.
5.400% due 12/15/2043	4,224	5,028
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §	1,806	587

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 §	$4,873	$1,121
6.750% due 10/01/2023 §	1,495	344
Orange S.A.
9.000% due 03/01/2031	685	1,042
Pacific Gas & Electric Co.
4.250% due 03/15/2046	6,200	6,616
Parsley Energy LLC
7.500% due 02/15/2022	500	500
Petrobras Global Finance BV
2.762% due 01/15/2019	350	285
6.750% due 01/27/2041	9,000	6,458
6.850% due 06/05/2115	1,300	900
6.875% due 01/20/2040	3,100	2,242
Petroleos Mexicanos
5.500% due 06/27/2044	20,900	17,504
5.625% due 01/23/2046	18,200	15,364
6.375% due 01/23/2045	5,200	4,846
Plains All American Pipeline LP
4.700% due 06/15/2044	6,800	5,118
4.900% due 02/15/2045	4,000	3,091
5.150% due 06/01/2042	4,300	3,357
Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	5,100	4,914
Shell International Finance BV
3.625% due 08/21/2042	1,000	897
4.375% due 05/11/2045	1,925	1,938
Sprint Capital Corp.
6.875% due 11/15/2028	4,700	3,455
Telecom Italia Capital S.A.
7.721% due 06/04/2038	2,000	2,106
Terraform Global Operating LLC
9.750% due 08/15/2022	400	304
Verizon Communications, Inc.
4.672% due 03/15/2055	78,103	75,307
5.012% due 08/21/2054	44,666	45,015
Yellowstone Energy LP
5.750% due 12/31/2026	1,656	1,697

		305,999

Total Corporate Bonds & Notes (Cost $1,869,904)		1,827,382

MUNICIPAL BONDS & NOTES 8.9%

CALIFORNIA 4.2%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	6,600	9,317
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	9,100	13,485
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	2,881
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	13,600	19,953
7.350% due 11/01/2039	1,700	2,504
7.500% due 04/01/2034	165	241
7.550% due 04/01/2039	8,195	12,555
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	8,300	12,913
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,504

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	$700	$910
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	500	676
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	6,400	9,639
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,823
7.618% due 08/01/2040	4,500	6,597
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	1,100	1,398
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	6,200	8,583
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	1,700	2,134
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	600	741
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	400	543
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	5,050	6,860
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,861
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	381
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	200	239
Upland Community Facilities District, California Special Tax Bonds, Series 2012
3.875% due 09/01/2024	1,815	1,843
4.250% due 09/01/2028	2,450	2,505
5.000% due 09/01/2031	325	351
5.000% due 09/01/2034	1,000	1,077

		131,514

FLORIDA 0.2%
Florida State Turnpike Enterprise Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	4,000	4,542

GEORGIA 0.4%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,200	12,470

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	1,600	1,601
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,800	4,790
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,462

		8,853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.1%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	$800	$1,077
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	2,000	2,622

		3,699

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	400	603
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,700	2,449
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	967
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,500	2,249

		6,268

NEW YORK 1.0%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	400	613
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	3,300	4,374
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	15,705
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	9,087
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	800	960

		30,739

OHIO 0.9%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	6,495	7,875
7.834% due 02/15/2041	4,990	7,264
8.084% due 02/15/2050	1,000	1,522
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	13,000	12,299
6.500% due 06/01/2047	500	500

		29,460

PENNSYLVANIA 0.6%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	13,499
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	2,750	3,618
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	1,800	1,829

		18,946

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.1%
Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	$3,610	$4,310

TEXAS 0.8%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,439
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,000	10,177
Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	8,400	10,256

		25,872

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,423

Total Municipal Bonds & Notes (Cost $227,200)		278,096

U.S. GOVERNMENT AGENCIES 0.9%
Fannie Mae, TBA
3.500% due 05/01/2046	10,300	10,785
4.000% due 06/01/2046	15,400	16,407

Total U.S. Government Agencies (Cost $27,114)		27,192

U.S. TREASURY OBLIGATIONS 45.5%
U.S. Treasury Bonds
2.500% due 02/15/2045 (h)(j)(l)	86,860	84,733
2.500% due 02/15/2046	26,850	26,184
2.750% due 08/15/2042 (h)	146,275	151,149
2.750% due 11/15/2042 (j)(l)	97,900	100,988
3.000% due 05/15/2042 (l)	900	978
3.000% due 11/15/2044 (h)(j)(l)	94,000	101,483
3.000% due 05/15/2045 (h)	84,900	91,606
3.000% due 11/15/2045 (h)(j)(l)	182,773	197,395
3.125% due 02/15/2042 (j)(l)	3,215	3,578
4.375% due 05/15/2040 (j)(l)	1,890	2,544
4.625% due 02/15/2040 (j)(l)	11,750	16,373
6.125% due 11/15/2027 (j)(l)	1,200	1,731
U.S. Treasury Inflation Protected Securities (d)
0.375% due 07/15/2025 (j)	17,582	17,983
U.S. Treasury Notes
0.625% due 12/31/2016 (l)	16	16
1.625% due 02/15/2026 (h)	171,710	169,309
2.000% due 08/15/2025 (h)	353,700	360,677
2.250% due 11/15/2025 (h)	80,585	83,903
U.S. Treasury Strips (b)
0.000% due 05/15/2043	300	145
0.000% due 02/15/2044	8,500	4,016
0.000% due 05/15/2045	10,075	4,531

Total U.S. Treasury Obligations (Cost $1,380,370)		1,419,322

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%
Banc of America Funding Trust
5.500% due 01/25/2036	698	709
5.750% due 03/25/2036	510	503
Bear Stearns Adjustable Rate Mortgage Trust
2.844% due 11/25/2034	2,027	1,943

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	85

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
2.722% due 11/25/2034		$101	$95
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050		6,200	6,430
Berica Residential MBS SRL
0.066% due 03/31/2048	EUR	8,327	9,321
Chase Mortgage Finance Trust
4.676% due 12/25/2037 ^		$666	634
Citigroup Mortgage Loan Trust, Inc.
0.673% due 11/25/2036		2,736	2,386
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,993	2,032
Countrywide Alternative Loan Trust
0.763% due 09/25/2035		1,272	1,071
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 04/20/2035		33	33
5.500% due 03/25/2035		604	621
Deutsche ALT-A Securities, Inc.
0.573% due 07/25/2047		418	332
GS Mortgage Securities Trust
5.560% due 11/10/2039		1,772	1,783
GSMPS Mortgage Loan Trust
0.783% due 03/25/2035		1,544	1,313
Homestar Mortgage Acceptance Corp.
0.883% due 07/25/2034		78	77
IndyMac Mortgage Loan Trust
0.733% due 07/25/2035		734	628
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		3,161	3,217
JPMorgan Mortgage Trust
2.137% due 11/25/2033		32	31
JPMorgan Resecuritization Trust
2.739% due 09/26/2036		3,792	3,369
Merrill Lynch Mortgage Investors Trust
1.904% due 10/25/2035		82	79
2.479% due 05/25/2033		20	19
Morgan Stanley Capital Trust
5.692% due 04/15/2049		1,395	1,429
Morgan Stanley Re-REMIC Trust
5.500% due 08/26/2047		535	544
Mortgages PLC
1.049% due 10/31/2038	GBP	3,191	4,239
NAAC Reperforming Loan REMIC Trust Certificates
0.883% due 02/25/2035 ^		$2,179	1,805
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.506% due 02/25/2035		1,800	1,601
3.020% due 08/25/2035		1,010	981
OBP Depositor LLC Trust
4.646% due 07/15/2045		3,000	3,323
Residential Accredit Loans, Inc. Trust
3.101% due 03/25/2035 ^		1,040	892
3.270% due 02/25/2035 ^		1,535	1,232
5.750% due 01/25/2034		4,856	4,932
Residential Funding Mortgage Securities, Inc. Trust
3.406% due 02/25/2036 ^		931	841
Sequoia Mortgage Trust
1.038% due 05/20/2034		1,492	1,429
Structured Adjustable Rate Mortgage Loan Trust
2.809% due 03/25/2034		42	41
WaMu Mortgage Pass-Through Certificates Trust
0.873% due 07/25/2044		728	674
1.578% due 11/25/2041		363	336
Wells Fargo Mortgage-Backed Securities Trust
2.681% due 12/25/2033		39	39

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.833% due 01/25/2035	$1,240	$1,227
2.838% due 01/25/2035	87	88

Total Non-Agency Mortgage-Backed Securities (Cost $60,809)		62,279

ASSET-BACKED SECURITIES 2.2%
ACE Securities Corp. Home Equity Loan Trust
1.228% due 01/25/2035	1,554	1,425
AIM Aviation Finance Ltd.
4.213% due 02/15/2040	4,705	4,565
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	16,735	17,676
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.883% due 07/25/2035	2,200	1,988
0.903% due 10/25/2035	1,000	978
1.303% due 07/25/2034	642	572
Asset-Backed Securities Corp. Home Equity Loan Trust
1.393% due 07/25/2035	2,000	1,812
Bayview Financial Acquisition Trust
6.101% due 05/28/2037	66	66
Bear Stearns Asset-Backed Securities Trust
0.853% due 12/25/2035	2,000	1,701
1.176% due 01/25/2034	10	9
Countrywide Asset-Backed Certificates Trust
1.033% due 08/25/2035	750	745
Eagle Ltd.
2.570% due 12/15/2039	1,650	1,622
ECAF Ltd.
4.947% due 06/15/2040	3,469	3,378
First Franklin Mortgage Loan Trust
0.923% due 09/25/2035	3,304	3,225
1.153% due 05/25/2035	1,000	978
Home Equity Asset Trust
1.483% due 07/25/2035	2,200	2,169
IXIS Real Estate Capital Trust
1.213% due 06/25/2035	531	531
Lehman XS Trust
1.233% due 10/25/2035	628	582
Merrill Lynch Mortgage Investors Trust
0.653% due 08/25/2036	1,000	983
Morgan Stanley ABS Capital, Inc. Trust
0.753% due 11/25/2035	1,687	1,665
Morgan Stanley Home Equity Loan Trust
0.903% due 08/25/2035	1,045	1,014
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.933% due 07/25/2035	3,000	2,971
0.963% due 07/25/2035	2,200	1,950
RAAC Trust
0.773% due 08/25/2036	800	691
0.816% due 10/25/2046	174	152
0.913% due 03/25/2037	2,472	2,388
Residential Asset Mortgage Products Trust
0.683% due 08/25/2046	1,800	1,524
Residential Asset Securities Corp. Trust
0.873% due 11/25/2035	200	180
0.893% due 10/25/2035	354	331
Salomon Mortgage Loan Trust
1.336% due 11/25/2033	28	27
Saxon Asset Securities Trust
1.231% due 03/25/2035 ^	1,515	1,365
SLM Student Loan Trust
2.119% due 04/25/2023	8,610	8,520

Total Asset-Backed Securities (Cost $65,033)		67,783

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	2,100	$2,251
Brazil Government International Bond
5.000% due 01/27/2045		$20,710	16,671
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (d)	EUR	20,922	26,799
Mexico Government International Bond
4.600% due 01/23/2046		$6,075	5,946
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	75,000	604
4.500% due 07/03/2017		30,000	242

Total Sovereign Issues (Cost $55,094)			52,513

		SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.5%
AgriBank FCB
6.875% due 01/01/2024 (e)		40,000	4,243
Ally Financial, Inc.
8.500% due 05/15/2016 (e)		45,506	1,161
Reinsurance Group of America, Inc.
6.200% due 09/15/2042		110,000	3,122
State Street Corp.
5.900% due 03/15/2024 (e)		220,000	6,039

			14,565

UTILITIES 0.3%
Entergy Arkansas, Inc.
4.750% due 06/01/2063		39,925	1,004
Entergy Texas, Inc.
5.625% due 06/01/2064		142,184	3,806
SCE Trust
5.625% due 06/15/2017 (e)		18,000	464
5.750% due 03/15/2024 (e)		161,000	4,372

			9,646

Total Preferred Securities (Cost $22,260)			24,211

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (g) 0.1%
			1,894

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.254% due 04/21/2016 (b)(c)(l)		$262	262

Total Short-Term Instruments (Cost $2,156)			2,156

Total Investments in Securities (Cost $3,889,528)			3,941,205

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%
PIMCO Short-Term Floating NAV Portfolio III	4,538,390	$44,844

Total Short-Term Instruments (Cost $44,840)		44,844

Total Investments in Affiliates (Cost $44,840)		44,844

MARKET VALUE (000S)
Total Investments 127.9% (Cost $3,934,368)	$3,986,049

Financial Derivative Instruments (i)(k) (0.7%) (Cost or Premiums, net $(13,762))	(21,058)

Other Assets and Liabilities, net (27.2%)	(848,753)

Net Assets 100.0%	$3,116,238

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	When-issued security.
(b)	Zero coupon bond.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	09/29/2021	10/02/2014	$ 13,140	$13,296	0.43%
Delta Air Lines, Inc.	2.530	09/30/2019	09/29/2014	22,409	22,060	0.71
Delta Air Lines, Inc.	2.620	05/09/2019	05/04/2014	6,333	6,262	0.20
KGH Intermediate Holdco LLC	8.500	08/08/2019	08/07/2014	4,174	3,609	0.11
Norwegian Air Shuttle	4.110 - 4.250	06/24/2026	06/25/2014 - 09/08/2014	17,386	18,062	0.58
Norwegian Air Shuttle	5.860 - 6.110	06/24/2021	06/25/2014	12,333	12,374	0.40
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	7,000	7,553	0.24
Rise Ltd.	4.750	01/31/2021	02/11/2014	4,263	4,231	0.14

				$ 87,038	$87,447	2.81%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$1,894	U.S. Treasury Notes 2.250% due 07/31/2021	$(1,933)	$1,894	$1,894

Total Repurchase Agreements						$(1,933)	$1,894	$1,894

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(1.000)%	02/03/2016	TBD	(2)	$(1,127)	$(1,125)
	(0.150)	03/11/2016	TBD	(2)	(4,383)	(4,383)
BOS	(0.100)	03/29/2016	04/05/2016		(1,176)	(1,176)
BSN	0.000	03/15/2016	04/15/2016		(10,777)	(10,777)
DEU	(1.000)	03/23/2016	TBD	(2)	(2,373)	(2,373)
	0.000	03/15/2016	04/15/2016		(135,618)	(135,618)
IND	0.550	03/22/2016	04/26/2016		(2,626)	(2,626)
JPS	0.600	03/21/2016	04/04/2016		(15,372)	(15,375)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	87

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
NXN	0.500%	01/14/2016	04/14/2016	$(97,365)	$(97,470)
	0.530	01/25/2016	04/25/2016	(80,300)	(80,379)
	0.540	01/26/2016	04/26/2016	(65,387)	(65,452)
	0.550	01/27/2016	04/27/2016	(11,284)	(11,295)
	0.560	02/03/2016	05/03/2016	(134,811)	(134,932)
	0.570	02/04/2016	05/04/2016	(89,832)	(89,913)
SCX	0.580	01/14/2016	04/12/2016	(86,173)	(86,282)
	0.580	01/25/2016	04/12/2016	(7,520)	(7,528)
	0.590	01/25/2016	04/13/2016	(4,700)	(4,705)
	0.630	02/09/2016	04/21/2016	(2,578)	(2,581)
	0.640	01/29/2016	04/29/2016	(504)	(505)
SGY	0.000	03/30/2016	04/04/2016	(18,888)	(18,888)
	0.620	02/22/2016	04/22/2016	(83,376)	(83,432)

Total Reverse Repurchase Agreements					$(856,815)

(2)	Open maturity reverse repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(1,097,534) at a weighted average interest rate of 0.226%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $870,921 and cash of $223 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(5,508)	$0	$(5,508)	$5,952	$444
BOS	0	(1,176)	0	(1,176)	1,183	7
BSN	0	(10,777)	0	(10,777)	10,927	150
DEU	0	(137,991)	0	(137,991)	138,082	91
IND	0	(2,626)	0	(2,626)	2,651	25
JPS	0	(15,375)	0	(15,375)	15,165	(210)
NXN	0	(479,441)	0	(479,441)	479,950	509
SCX	0	(101,601)	0	(101,601)	101,305	(296)
SGY	0	(102,320)	0	(102,320)	101,928	(392)
SSB	1,894	0	0	1,894	(1,933)	(39)

Total Borrowings and Other Financing Transactions	$1,894	$(856,815)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(7,881)	$(7,881)
U.S. Treasury Obligations	0	(624,089)	(224,845)	0	(848,934)

Total Borrowings	$0	$(624,089)	$(224,845)	$(7,881)	$(856,815)

Gross amount of recognized liabilities for reverse repurchase agreements					$(856,815)

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	2,163	$(1,253)	$0	$(27)
90-Day Eurodollar December Futures	Short	12/2017	157	33	0	(16)
90-Day Eurodollar June Futures	Short	06/2016	2,010	(2,283)	0	0
90-Day Eurodollar June Futures	Short	06/2017	748	(270)	0	(37)
90-Day Eurodollar March Futures	Short	03/2017	157	41	0	(4)
90-Day Eurodollar September Futures	Short	09/2016	2,196	(3,319)	0	0
90-Day Eurodollar September Futures	Short	09/2017	588	(244)	0	(44)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	74	23	1	0
Call Options Strike @ EUR 167.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	150	36	3	(3)
Call Options Strike @ EUR 167.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	74	12	1	(1)
Call Options Strike @ EUR 168.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	150	26	2	(2)
Euro-BTP Italy Government Bond June Futures	Long	06/2016	131	316	39	(3)

Total Futures Contracts				$(6,882)	$46	$(137)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2020	0.773%	$ 8,400	$89	$251	$8	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$35,640	$1,909	$554	$46	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	406,900	12,351	4,945	659	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	542,350	2,898	2,452	0	(34)

				$17,158	$7,951	$705	$(34)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR *	2.250%	03/16/2019	$	306,800	$(7,208)	$(6,887)	$0	$(238)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		31,900	(4,617)	(4,897)	0	(226)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		50,000	(3,744)	(726)	0	(284)
Receive	6-Month EUR-EURIBOR	0.950	03/25/2025	EUR	1,200	(62)	(59)	2	0
Receive	6-Month EUR-EURIBOR *	0.750	09/21/2026		44,700	(622)	(514)	78	0
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021	GBP	96,100	1,196	796	199	0
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		60,100	(218)	(633)	0	(111)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		4,600	(150)	(22)	0	(31)
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	2,480,000	(1,592)	(1,797)	42	0
Receive	6-Month JPY-LIBOR *	1.000	09/20/2024		4,420,000	(1,512)	(1,588)	86	0
Receive	6-Month JPY-LIBOR	1.250	06/17/2035		2,080,000	(2,671)	(983)	119	0
Pay	28-Day MXN-TIIE	6.190	01/03/2035	MXN	153,700	(554)	(437)	9	0

						$(21,754)	$(17,747)	$535	$(890)

Total Swap Agreements						$(4,507)	$(9,545)	$1,248	$(924)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	89

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $58,880 and cash of $3,541 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$46	$1,248	$1,294	$0	$(137)	$(986)	$(1,123)

(5)	Unsettled variation margin liability of $(62) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		AUD	4	$		3	$0	$0
	04/2016		EUR	121,572			133,976	0	(4,360)
	05/2016		TWD	146,446			4,334	0	(222)

BPS	04/2016		BRL	3,093			869	9	0
	04/2016	$		808		BRL	3,093	52	0
	09/2016		CNH	147,758	$		22,457	0	(226)
	01/2017		BRL	12,498			4,399	1,179	0

BRC	05/2016		KRW	4,938,176			4,061	0	(244)
	05/2016	$		22,311		MXN	397,868	621	0
	10/2016		CNH	52,384	$		8,000	0	(32)

CBK	04/2016		EUR	596			663	0	(16)
	04/2016	$		18,369		EUR	16,758	700	0
	05/2016		MYR	80,290	$		18,440	0	(2,265)
	05/2016		SGD	32,607			23,305	0	(881)
	05/2016	$		7,841		INR	542,774	294	0

DUB	05/2016		THB	684,235	$		19,209	0	(218)
	05/2016	$		2,578		THB	91,936	32	0
	01/2017			4,399		BRL	12,498	0	(1,180)

GLM	04/2016		BRL	155,734	$		38,984	0	(4,328)
	04/2016		JPY	114,400			1,020	3	0
	04/2016	$		43,721		BRL	155,734	33	(442)
	04/2016			10,474		GBP	7,335	61	0
	05/2016		GBP	7,335	$		10,475	0	(61)

HUS	04/2016		BRL	25,407			7,139	73	0
	04/2016	$		7,052		BRL	25,407	14	0
	04/2016			1,923		JPY	216,439	0	0
	05/2016		BRL	25,407	$		7,000	0	(10)
	05/2016		HKD	1,834			235	0	(1)
	05/2016		JPY	216,439			1,924	0	0

JPM	04/2016		CNY	4,214			622	0	(30)
	04/2016		GBP	970			1,357	0	(36)
	04/2016	$		710		CNY	4,214	0	(58)
	04/2016			8,941		EUR	8,228	422	0
	04/2016			3,345		JPY	378,679	20	0
	05/2016		KRW	22,544,829	$		18,737	0	(918)
	05/2016		THB	143,113			3,890	0	(173)
	05/2016	$		1,500		KRW	1,855,470	118	0
	05/2016			3,281		MYR	13,682	247	0
	05/2016			2,545		SGD	3,579	110	0
	09/2016		CNH	51,618	$		7,852	0	(73)

MSB	04/2016		BRL	125,326			35,215	360	0
	04/2016	$		31,511		BRL	125,326	3,344	0
	04/2016			1,178		EUR	1,039	4	0
	04/2016			7,967		GBP	5,703	224	0
	05/2016			2,180		TWD	72,450	74	0

NAB	04/2016		JPY	480,718	$		4,296	25	0

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	04/2016		GBP	12,068	$		16,796	$0	$(536)
	05/2016		MYR	20,303			4,578	0	(658)
	09/2016		CNH	120,758			18,365	0	(174)
	09/2016	$		8,394		CNH	56,812	327	0
	10/2016		CNH	109,410	$		16,758	0	(3)
	01/2017	$		7,956		CNH	54,694	382	0

SOG	05/2016			7,387		RUB	536,048	498	0

UAG	04/2016			107,661		EUR	96,143	1,740	0
	05/2016		EUR	96,143	$		107,753	0	(1,742)
	05/2016		TWD	614,974			18,410	0	(723)

Total Forward Foreign Currency Contracts								$10,966	$(19,610)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
SCX	Call - OTC USD versus CNH	CNH	6.700	09/29/2016	$8,000	$180	$101

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016	$15,800	$677	$0

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.933	08/13/2018	8,500	884	425
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.230	02/19/2019	22,700	1,074	956

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	08/15/2017	6,700	413	22

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	08/05/2016	25,100	9	3
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.070	01/17/2017	51,500	211	260
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	03/18/2019	20,900	1,045	941

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/07/2016	58,000	92	242
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	12/16/2016	70,700	176	459
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950	08/15/2017	24,100	1,687	78
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	12/18/2017	18,000	1,454	550
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.185	09/17/2018	28,500	2,636	1,057

NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	12/16/2016	137,300	367	891

							$10,725	$5,884

Total Purchased Options							$10,905	$5,985

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$	9,200	$(22)	$0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.900	05/18/2016		7,300	(14)	(1)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.200	04/20/2016	EUR	21,900	(58)	0

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.400	05/18/2016	$	120,850	(520)	(38)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016		5,400	(11)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		9,900	(19)	0

							$(644)	$(39)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC USD versus BRL	BRL	4.380	09/15/2016	$2,200	$(55)	$(35)
	Call - OTC USD versus BRL		4.500	09/15/2016	6,700	(176)	(87)
	Call - OTC USD versus CNH	CNH	7.050	12/08/2016	1,120	(16)	(10)
	Call - OTC USD versus CNH		7.150	12/20/2016	45,000	(649)	(378)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	91

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC USD versus CNH	CNH	7.000	12/07/2016	$100	$(1)	$(1)

SCX	Put - OTC USD versus CNH		6.280	09/29/2016	8,000	(48)	(33)
	Call - OTC USD versus CNH		7.000	09/29/2016	8,000	(125)	(53)
	Call - OTC USD versus CNH		7.150	12/20/2016	148,150	(2,138)	(1,243)

						$(3,208)	$(1,840)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$10,900	$(94)	$(2)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	7,000	(90)	(1)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	3,000	(29)	(1)

						$(213)	$(4)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	23,400	$(83)	$(84)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		23,400	(104)	(49)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200	07/29/2016	$	60,400	(740)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	3,000	(10)	(15)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		3,000	(12)	(5)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900	08/13/2018	$	37,400	(884)	(250)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	02/19/2019		116,200	(1,189)	(1,015)

FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.910	08/15/2017		26,800	(415)	(7)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	03/18/2019		104,500	(1,055)	(910)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	12/16/2016		13,050	(172)	(434)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.800	01/17/2017		11,200	(211)	(295)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.985	04/14/2016		9,700	(32)	(1)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	08/15/2017		96,700	(1,736)	(22)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/18/2017		79,000	(1,484)	(301)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	09/17/2018		125,400	(2,648)	(804)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.670	12/07/2016		12,600	(92)	(249)

NGF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	12/16/2016		32,650	(402)	(1,086)

								$(11,269)	$(5,527)

Total Written Options								$(15,334)	$(7,410)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	1,176	$1,967,996	EUR	20,982	$(31,761)
Sales	133	2,238,870		316,650	(16,152)
Closing Buys	(1,176)	(1,459,750)		(137,132)	24,558
Expirations	(133)	(446,057)		(108,300)	2,001
Exercised	0	(1,182,639)		(17,500)	6,020

Balance at End of Period	0	$1,118,420	EUR	74,700	$(15,334)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Deere & Co.	(1.000)%	12/20/2020	0.668%	$	1,925	$(27)	$(3)	$0	$(30)

JPM	Caterpillar, Inc.	(1.000)	12/20/2020	0.752		3,200	(15)	(22)	0	(37)

MYC	Devon Energy Corp.	(1.000)	03/20/2019	4.149		1,500	165	(35)	130	0

							$123	$(60)	$130	$(67)

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2020	1.033%	$	1,850	$(2)	$0	$0	$(2)
	Italy Government International Bond	1.000	12/20/2020	1.100		7,300	(13)	(18)	0	(31)
	Morgan Stanley	1.000	06/20/2020	0.885		10,000	96	(46)	50	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	5,000	(42)	55	13	0
	Volkswagen International Finance NV	1.000	12/20/2020	1.682		4,700	(418)	253	0	(165)

BPS	Anadarko Petroleum Corp.	1.000	12/20/2020	3.250	$	2,100	(272)	74	0	(198)
	China Government International Bond	1.000	09/20/2020	1.033		2,200	(17)	15	0	(2)
	China Government International Bond	1.000	12/20/2020	1.095		4,000	(76)	60	0	(16)
	Petrobras Global Finance BV	1.000	06/20/2018	7.687		5,400	(270)	(461)	0	(731)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	500	(5)	6	1	0

BRC	Berkshire Hathaway, Inc.	1.000	12/20/2023	1.195	$	5,000	(146)	78	0	(68)
	Italy Government International Bond	1.000	06/20/2020	1.026		10,000	(12)	4	0	(8)
	Petrobras Global Finance BV	1.000	06/20/2018	7.687		14,000	(635)	(1,261)	0	(1,896)
	Shell International Finance BV	1.000	03/20/2021	0.841	EUR	8,000	161	(87)	74	0
	Volkswagen International Finance NV	1.000	12/20/2020	1.682		2,800	(158)	60	0	(98)

CBK	BMW Finance NV	1.000	12/20/2020	0.656		500	(8)	17	9	0
	China Government International Bond	1.000	09/20/2020	1.033	$	1,600	(1)	(1)	0	(2)
	Devon Energy Corp.	1.000	12/20/2020	5.205		12,350	(1,729)	(342)	0	(2,071)
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.961		16,400	91	(59)	32	0

DUB	MetLife, Inc.	1.000	09/20/2021	1.392		18,000	132	(491)	0	(359)
	Mexico Government International Bond	1.000	03/20/2019	0.976		15,050	115	(100)	15	0
	Pacific Gas & Electric Co.	1.000	06/20/2021	0.635		2,000	(88)	126	38	0

FBF	American Airlines Group, Inc.	5.000	12/20/2016	1.200		1,700	36	13	49	0
	AT&T, Inc.	1.000	03/20/2023	1.294		13,400	(360)	111	0	(249)
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.961		1,400	0	3	3	0
	Telefonica Emisiones S.A.U.	1.000	06/20/2021	1.360	EUR	12,000	(661)	415	0	(246)

GST	Anadarko Petroleum Corp.	1.000	12/20/2020	3.250	$	1,150	(163)	54	0	(109)
	BHP Billiton Finance USA Ltd.	1.000	12/20/2020	1.448		2,600	(80)	28	0	(52)
	China Government International Bond	1.000	09/20/2020	1.033		3,075	(4)	1	0	(3)
	Enbridge, Inc.	1.000	09/20/2017	1.977		15,000	258	(466)	0	(208)
	Energy Transfer Partners LP	1.000	03/20/2020	3.573		1,100	(53)	(49)	0	(102)
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	3.108		8,800	(1,394)	670	0	(724)
	Italy Government International Bond	1.000	06/20/2020	1.026		21,800	(32)	16	0	(16)
	MetLife, Inc.	1.000	12/20/2020	1.205		2,700	16	(40)	0	(24)
	MetLife, Inc.	1.000	06/20/2021	1.331		18,400	(294)	(2)	0	(296)
	Morgan Stanley	1.000	12/20/2020	0.987		1,100	(2)	3	1	0

HUS	China Government International Bond	1.000	09/20/2020	1.033		10,275	(56)	45	0	(11)

JPM	Goldman Sachs Group, Inc.	1.000	06/20/2020	0.905		10,000	57	(15)	42	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		1,800	7	(7)	0	0
	Italy Government International Bond	1.000	06/20/2020	1.026		2,000	(2)	0	0	(2)
	Masco Corp.	5.000	09/20/2020	0.890		7,000	993	269	1,262	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033	EUR	1,250	(26)	26	0	0

MYC	Apache Corp.	1.000	12/20/2020	2.042	$	9,900	(834)	381	0	(453)
	Chesapeake Energy Corp.	5.000	03/20/2020	34.089		4,075	215	(2,651)	0	(2,436)
	Devon Energy Corp.	1.000	12/20/2020	5.205		1,000	(162)	(6)	0	(168)
	Entergy Corp.	1.000	03/20/2021	0.753		2,500	(271)	302	31	0
	Italy Government International Bond	1.000	06/20/2020	1.026		5,000	(9)	5	0	(4)
	Mexico Government International Bond	1.000	03/20/2019	0.976		22,600	138	(115)	23	0
	Volkswagen International Finance NV	1.000	12/20/2020	1.682	EUR	450	(28)	12	0	(16)

							$(6,008)	$(3,115)	$1,643	$(10,766)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	12/20/2020	$	2,900	$73	$203	$276	$0
	iTraxx Japan 25 5-Year Index	1.000	06/20/2021	JPY	10,000	0	1	1	0

BRC	iTraxx Japan 25 5-Year Index	1.000	06/20/2021		17,000	1	0	1	0

CBK	iTraxx Japan 24 5-Year Index	1.000	12/20/2020		6,000	1	0	1	0
	MCDX-25 5-Year Index	1.000	12/20/2020	$	26,000	(48)	149	101	0

DUB	iTraxx Japan 25 5-Year Index	1.000	06/20/2021	JPY	70,000	3	2	5	0

FBF	CMBX.NA.AAA.8 Index	0.500	10/17/2057	$	31,000	(1,534)	141	0	(1,393)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	93

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
GST	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$	2,200	$(111)	$12	$0	$(99)
	CMBX.NA.BB.6 Index	5.000	05/11/2063		4,800	(693)	162	0	(531)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		3,000	(291)	21	0	(270)
	MCDX-25 5-Year Index	1.000	12/20/2020		29,400	(54)	168	114	0

JPM	iTraxx Japan 25 5-Year Index	1.000	06/20/2021	JPY	67,000	3	1	4	0

MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	$	1,600	(87)	15	0	(72)
	CMBX.NA.BB.6 Index	5.000	05/11/2063		2,400	(347)	81	0	(266)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		4,300	(364)	101	0	(263)

						$(3,448)	$1,057	$503	$(2,894)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	1.303%	09/30/2020	$	19,500	$0	$196	$196	$0
	Receive	3-Month USD-CPURNSA Index	1.273	09/30/2020		10,050	0	116	116	0
	Receive	3-Month USD-CPURNSA Index	1.278	10/01/2020		10,000	0	113	113	0

MYC	Receive	3-Month USD-CPURNSA Index	1.533	11/07/2016		6,900	0	(134)	0	(134)

							$0	$291	$425	$(134)

Total Swap Agreements							$(9,333)	$(1,827)	$2,701	$(13,861)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $25,992 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$0	$0	$765	$765	$(4,582)	$(1)	$(198)	$(4,781)	$(4,016)	$3,601	$(415)
BPS	1,240	0	1	1,241	(226)	(133)	(947)	(1,306)	(65)	0	(65)
BRC	621	0	75	696	(276)	(38)	(2,070)	(2,384)	(1,688)	1,710	22
CBK	994	0	143	1,137	(3,162)	(23)	(2,103)	(5,288)	(4,151)	4,086	(65)
DUB	32	1,381	58	1,471	(1,398)	(1,266)	(359)	(3,023)	(1,552)	1,358	(194)
FBF	0	22	52	74	0	(7)	(1,888)	(1,895)	(1,821)	1,841	20
GLM	97	1,204	0	1,301	(4,831)	(2,149)	0	(6,980)	(5,679)	5,072	(607)
GST	0	0	115	115	0	0	(2,434)	(2,434)	(2,319)	2,274	(45)
HUS	87	0	0	87	(11)	0	(11)	(22)	65	14	79
JPM	917	0	1,308	2,225	(1,288)	(2)	(39)	(1,329)	896	(857)	39
MEI	0	0	0	0	0	0	(601)	(601)	(601)	703	102
MSB	4,006	0	0	4,006	0	0	0	0	4,006	(3,440)	566
MYC	0	2,386	184	2,570	0	(1,376)	(3,211)	(4,587)	(2,017)	2,018	1

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
NAB	$25	$0	$0	$25	$0	$0	$0	$0	$25	$0	$25
NGF	0	891	0	891	0	(1,086)	0	(1,086)	(195)	262	67
SCX	709	101	0	810	(1,371)	(1,329)	0	(2,700)	(1,890)	1,617	(273)
SOG	498	0	0	498	0	0	0	0	498	(350)	148
UAG	1,740	0	0	1,740	(2,465)	0	0	(2,465)	(725)	714	(11)

Total Over the Counter	$10,966	$5,985	$2,701	$19,652	$(19,610)	$(7,410)	$(13,861)	$(40,881)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$46	$46
Swap Agreements	0	713	0	0	535	1,248

	$0	$713	$0	$0	$581	$1,294

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,966	$0	$10,966
Purchased Options	0	0	0	101	5,884	5,985
Swap Agreements	0	2,276	0	0	425	2,701

	$0	$2,276	$0	$11,067	$6,309	$19,652

	$0	$2,989	$0	$11,067	$6,890	$20,946

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$137	$137
Swap Agreements	0	34	0	0	952	986

	$0	$34	$0	$0	$1,089	$1,123

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,610	$0	$19,610
Written Options	0	39	0	1,840	5,531	7,410
Swap Agreements	0	13,727	0	0	134	13,861

	$0	$13,766	$0	$21,450	$5,665	$40,881

	$0	$13,800	$0	$21,450	$6,754	$42,004

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	95

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$3,078	$0	$(2)	$3,076
Written Options	0	0	1,413	0	68	1,481
Futures	0	0	0	0	(5,275)	(5,275)
Swap Agreements	0	5,443	0	0	(36,224)	(30,781)

	$0	$5,443	$4,491	$0	$(41,433)	$(31,499)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,203	$0	$25,203
Purchased Options	0	(54)	4,629	0	(7,199)	(2,624)
Written Options	0	1,332	3,769	654	10,247	16,002
Swap Agreements	0	(18,700)	0	0	(5,037)	(23,737)

	$0	$(17,422)	$8,398	$25,857	$(1,989)	$14,844

	$0	$(11,979)	$12,889	$25,857	$(43,422)	$(16,655)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,750)	$0	$1	$(2,749)
Written Options	0	0	(1,338)	0	0	(1,338)
Futures	0	0	0	0	(2,214)	(2,214)
Swap Agreements	0	5,040	0	0	931	5,971

	$0	$5,040	$(4,088)	$0	$(1,282)	$(330)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44,292)	$0	$(44,292)
Purchased Options	0	0	(4,363)	(79)	(370)	(4,812)
Written Options	0	535	(3,432)	9,674	2,425	9,202
Swap Agreements	0	11,027	0	0	1,336	12,363

	$0	$11,562	$(7,795)	$(34,697)	$3,391	$(27,539)

	$0	$16,602	$(11,883)	$(34,697)	$2,109	$(27,869)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$100,381	$79,890	$180,271
Corporate Bonds & Notes
Banking & Finance	0	716,223	17,081	733,304
Industrials	0	788,079	0	788,079
Utilities	0	304,302	1,697	305,999
Municipal Bonds & Notes
California	0	131,514	0	131,514
Florida	0	4,542	0	4,542
Georgia	0	12,470	0	12,470
Illinois	0	8,853	0	8,853
Indiana	0	3,699	0	3,699
New Jersey	0	6,268	0	6,268
New York	0	30,739	0	30,739
Ohio	0	29,460	0	29,460
Pennsylvania	0	18,946	0	18,946
Tennessee	0	4,310	0	4,310
Texas	0	25,872	0	25,872
Washington	0	1,423	0	1,423
U.S. Government Agencies	0	27,192	0	27,192
U.S. Treasury Obligations	0	1,419,322	0	1,419,322
Non-Agency Mortgage-Backed Securities	0	62,279	0	62,279
Asset-Backed Securities	0	66,161	1,622	67,783
Sovereign Issues	0	52,513	0	52,513
Preferred Securities
Banking & Finance	3,122	11,443	0	14,565
Utilities	4,810	4,836	0	9,646

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short-Term Instruments
Repurchase Agreements	$0	$1,894	$0	$1,894
U.S. Treasury Bills	0	262	0	262
	$7,932	$3,832,983	$100,290	$3,941,205

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$44,844	$0	$0	$44,844

Total Investments	$52,776	$3,832,983	$100,290	$3,986,049

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	46	1,248	0	1,294
Over the counter	0	19,652	0	19,652
	$46	$20,900	$0	$20,946

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(137)	(924)	0	(1,061)
Over the counter	0	(40,881)	0	(40,881)
	$(137)	$(41,805)	$0	$(41,942)

Totals	$52,685	$3,812,078	$100,290	$3,965,053

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016.

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$112,177	$(1,012)	$(31,611)	$(4)	$45	$295	$0	$0	$79,890	$381
Corporate Bonds & Notes
Banking & Finance	32,669	1,014	(3,107)	23	(28)	(1,132)	0	(12,358)	17,081	(806)
Industrials	16,482	0	(9,389)	(105)	(2,318)	1,636	0	(6,306)	0	0
Utilities	7,091	0	(475)	(11)	(31)	(590)	0	(4,287)	1,697	(36)
Asset-Backed Securities	38,938	0	(14,110)	(6)	295	(1,254)	0	(22,241)	1,622	(26)

Totals	$207,357	$2	$(58,692)	$(103)	$(2,037)	$(1,045)	$0	$(45,192)	$100,290	$(487)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$79,890	Proxy Pricing	Base Price	98.43-102.75
Corporate Bonds & Notes
Banking & Finance	7,553	Proxy Pricing	Base Price	102.67
	9,528	Reference Instrument	Spread Movement	16.00-561.19	bps
Utilities	1,697	Proxy Pricing	Base Price	101.85
Asset-Backed Securities	1,622	Third Party Vendor	Broker Quote	98.28

Total	$100,290

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	97

Schedule of Investments PIMCO Senior Floating Rate Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.9%

BANK LOAN OBLIGATIONS 83.4%
ABC Supply Co., Inc.
3.500% due 04/16/2020	$4,677	$4,675
Acadia Healthcare Company, Inc.
4.500% due 02/16/2023	4,289	4,307
Activision Blizzard, Inc.
3.250% due 10/12/2020	644	647
ADS Waste Holdings, Inc.
3.750% due 10/09/2019	1,328	1,319
Air Medical Group Holdings, Inc.
4.250% due 04/28/2022	3,708	3,625
Albertson’s Holdings LLC
5.125% due 08/25/2019	3,064	3,066
5.500% due 03/21/2019	6,029	6,038
Alere, Inc.
4.250% due 06/18/2022	994	990
Alliant Holdings, Inc.
4.500% due 08/12/2022	2,953	2,923
Altice Financing S.A.
5.250% due 02/04/2022	2,609	2,608
American Renal Holdings, Inc.
4.500% due 09/20/2019	5,671	5,675
Amsurg Corp.
3.500% due 07/16/2021	1,615	1,617
Ancestry.com, Inc.
5.000% due 08/17/2022	3,134	3,130
AP NMT Acquisition BV
6.750% due 08/13/2021	2,932	2,565
Aramark Services, Inc.
3.250% due 09/07/2019	1,612	1,611
3.250% due 02/24/2021	997	996
Ardagh Holdings USA, Inc.
4.000% due 12/17/2019	3,804	3,805
Asurion LLC
4.250% due 07/08/2020	1,586	1,536
5.000% due 05/24/2019	3,349	3,310
Atlantic Aviation FBO, Inc.
3.250% due 05/31/2020	2,665	2,644
Atrium Innovations, Inc.
4.250% due 02/13/2021	3,720	3,367
7.750% due 08/13/2021	1,825	1,501
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023	13,450	13,401
AVSC Holdings Corp.
4.500% due 01/24/2021	3,992	3,793
AWAS Aviation Capital Ltd.
4.870% due 06/18/2018	2,377	2,380
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	7,408	7,412
Axiall Holdco, Inc.
4.000% due 02/25/2022	930	930
B&G Foods, Inc.
3.750% - 5.500% due 11/02/2022	2,923	2,935
Bass Pro Group LLC
4.000% due 06/05/2020	3,710	3,580
BE Aerospace, Inc.
4.000% due 12/16/2021	4,885	4,906
Beacon Roofing Supply, Inc.
4.000% due 10/01/2022	1,496	1,496
Berlin Packaging LLC
4.500% - 6.000% due 10/01/2021	1,665	1,654
Berry Plastics Holding Corp.
3.500% due 02/08/2020	1,420	1,416
3.750% due 01/06/2021	350	350
4.000% due 10/01/2022	3,797	3,803

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BJ’s Wholesale Club, Inc.
4.500% due 09/26/2019	$6,885	$6,707
8.500% due 03/26/2020	325	300
Black Knight InfoServ LLC
3.750% due 05/27/2022	1,280	1,281
Blue Coat Systems, Inc.
4.500% due 05/20/2022	2,743	2,708
BMC Software Finance, Inc.
5.000% due 09/10/2020	5,910	4,950
Boyd Gaming Corp.
4.000% due 08/14/2020	2,286	2,289
Brickman Group Ltd. LLC
4.000% due 12/18/2020	2,674	2,634
Burger King Worldwide, Inc.
3.750% due 12/10/2021	7,046	7,049
Cactus Wellhead LLC
7.000% due 07/31/2020	709	266
Calpine Construction Finance Co. LP
3.000% due 05/03/2020	4,497	4,418
Calpine Corp.
3.500% due 05/27/2022	323	319
4.000% due 10/09/2019	2,989	2,979
4.000% due 10/31/2020	439	437
Capsugel Holdings U.S., Inc.
3.500% due 08/01/2018	669	669
4.000% due 07/31/2021	3,500	3,491
Catalent Pharma Solutions, Inc.
4.250% due 05/20/2021	5,184	5,188
CDRH Parent, Inc.
5.250% due 07/01/2021	1,396	1,271
Charter Communications Operating LLC
3.500% due 01/24/2023	10,050	10,074
Chemours Co.
3.750% due 05/12/2022	5,925	5,650
Chrysler Group LLC
3.250% due 12/31/2018	3,442	3,441
3.500% due 05/24/2017	5,205	5,211
CityCenter Holdings LLC
4.250% - 5.750% due 10/16/2020	4,102	4,105
CommScope, Inc.
3.750% - 3.828% due 12/29/2022	3,358	3,346
Communications Sales & Leasing, Inc.
5.000% due 10/24/2022	3,185	3,091
Community Health Systems, Inc.
3.683% - 3.886% due 12/31/2018	5,380	5,340
4.000% due 01/27/2021	5,241	5,163
Concordia Healthcare Corp.
5.250% due 10/21/2021	2,145	2,096
Convatec, Inc.
4.250% due 06/15/2020	2,351	2,346
CPG International, Inc.
4.750% due 09/30/2020	4,465	4,376
Crosby U.S. Acquisition Corp.
7.000% due 11/22/2021	3,478	2,130
CSC Holdings LLC
2.933% due 04/17/2020	4,009	4,008
Darling International, Inc.
3.250% due 01/06/2021	3,421	3,413
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021	5,199	5,216
Dealer Tire LLC
5.500% due 12/22/2021	1,255	1,256
Dell International LLC
4.000% due 04/29/2020	8,757	8,755
Delos Finance SARL
3.500% due 03/06/2021	3,375	3,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta SARL
4.750% due 07/31/2021	$6,511	$6,331
Diamond Resorts Corp.
5.500% due 05/09/2021	1,677	1,633
DJO Finance LLC
4.250% due 06/08/2020	2,658	2,607
Dollar Tree, Inc.
3.500% due 07/06/2022	3,868	3,879
Doosan Infracore International, Inc.
4.500% due 05/28/2021	6,772	6,729
Dynegy Holdings, Inc.
4.000% due 04/23/2020	2,902	2,862
Eldorado Resorts LLC
4.250% due 07/13/2022	1,661	1,667
Endo Luxembourg Finance Co. SARL
3.750% due 09/26/2022	4,165	4,107
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	13,897	13,900
Envision Healthcare Corp.
4.250% due 05/25/2018	3,071	3,075
4.500% due 10/28/2022	2,968	2,974
EP Energy LLC
3.500% due 05/24/2018	4,967	3,328
4.500% due 04/30/2019	2,500	1,663
Equinix, Inc.
4.000% due 01/08/2023	925	927
Expro Finservice SARL
5.750% due 09/02/2021	4,482	3,057
First Data Corp.
4.182% due 07/08/2022	11,050	11,001
Gardner Denver, Inc.
4.250% due 07/30/2020	6,841	6,208
Gates Global, Inc.
4.250% due 07/06/2021	5,995	5,669
GCP Applied Technologies, Inc.
5.250% due 02/03/2022	1,050	1,054
Generac Power Systems, Inc.
3.500% due 05/31/2020	1,339	1,331
General Nutrition Centers, Inc.
3.250% due 03/04/2019	1,409	1,399
Global Cash Access LLC
6.250% due 12/18/2020	1,390	1,306
Global Payments, Inc.
TBD% due 03/23/2023	1,900	1,895
Granite Acquisition, Inc.
5.000% due 12/19/2021	2,075	1,944
Greatbatch Ltd.
5.250% due 10/27/2022	1,970	1,971
Grifols Worldwide Operations USA, Inc.
3.433% due 02/27/2021	1,747	1,749
Hanesbrands, Inc.
3.250% due 04/29/2022	347	349
HCA, Inc.
3.381% due 05/01/2018	4,940	4,946
3.683% due 03/17/2023	1,000	1,006
HD Supply, Inc.
3.750% due 08/13/2021	3,552	3,533
Headwaters, Inc.
4.500% due 03/24/2022	1,671	1,676
Hearthside Group Holdings LLC
4.500% due 06/02/2021	1,532	1,509
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	7,115	7,126
Horizon Pharma, Inc.
4.500% due 05/07/2021	1,558	1,507

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hub International Ltd.
4.000% due 10/02/2020	$4,945	$4,822
Huntsman International LLC
3.750% due 10/01/2021	4,543	4,517
Iasis Healthcare LLC
4.500% due 05/03/2018	3,318	3,305
Immucor, Inc.
5.000% due 08/17/2018	5,143	4,989
IMS Health, Inc.
3.500% due 03/17/2021	4,180	4,173
Ineos U.S. Finance LLC
4.250% due 03/31/2022	5,166	5,102
Informatica Corp.
4.500% due 08/05/2022	3,184	3,129
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	544	509
ION Media Networks, Inc.
4.750% due 12/18/2020	1,281	1,266
J. Crew Group, Inc.
4.000% due 03/05/2021	3,180	2,497
Jaguar Holding Co.
4.250% due 08/18/2022	5,159	5,120
Jarden Corp.
3.183% due 09/30/2020	2,116	2,117
3.183% due 07/30/2022	2,829	2,829
Jefferies Finance LLC
4.500% due 05/14/2020	1,948	1,924
Jeld-Wen, Inc.
4.750% due 07/01/2022	2,736	2,735
KAR Auction Services, Inc.
3.938% due 03/11/2021	914	916
4.250% due 03/09/2023	2,100	2,105
Keurig Green Mountain, Inc.
5.250% due 03/03/2023	2,982	2,996
Kinetic Concepts, Inc.
4.500% due 05/04/2018	6,941	6,912
Klockner-Pentaplast of America, Inc.
5.000% due 04/28/2020	1,321	1,323
KP Germany Erste GmbH
5.000% due 04/28/2020	565	565
Kronos Worldwide, Inc.
4.000% due 02/18/2020	1,314	1,185
Kronos, Inc.
4.500% due 10/30/2019	5,097	5,070
La Quinta Intermediate Holdings LLC
3.750% due 04/14/2021	767	756
Las Vegas Sands LLC
3.250% due 12/19/2020	3,431	3,432
Level 3 Financing, Inc.
3.500% due 05/31/2022	3,900	3,898
4.000% due 01/15/2020	5,150	5,169
Live Nation Entertainment, Inc.
3.500% due 08/16/2020	2,527	2,532
LTF Merger Sub, Inc.
4.250% due 06/10/2022	3,821	3,785
LTS Buyer LLC
4.000% due 04/13/2020	3,660	3,627
MacDermid, Inc.
5.500% due 06/07/2020	4,108	3,978
Mallinckrodt International Finance S.A.
3.250% due 03/19/2021	4,416	4,278
Manitowoc Foodservice, Inc.
5.750% due 03/03/2023	4,475	4,499
Mauser U.S. Corporate LLC
4.500% due 07/31/2021	3,207	3,112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Maxim Crane Works LP
10.250% due 11/26/2018	$9,752	$9,216
Media General, Inc.
4.000% due 07/31/2020	3,519	3,519
MGM Resorts International
3.500% due 12/20/2019	6,289	6,284
Michaels Stores, Inc.
3.750% due 01/28/2020	6,155	6,150
Midas Intermediate Holdco LLC
4.500% due 08/18/2021	907	902
MPG Holdco, Inc.
3.750% due 10/20/2021	1,801	1,780
MPH Acquisition Holdings LLC
3.750% due 03/31/2021	3,303	3,277
Mueller Water Products, Inc.
4.000% due 11/25/2021	1,428	1,435
Multi Packaging Solutions, Inc.
4.250% due 09/30/2020	3,030	3,017
National Financial Partners Corp.
4.500% due 07/01/2020	4,402	4,307
NBTY, Inc.
3.500% due 10/01/2017	2,958	2,949
Neiman Marcus Group, Inc.
4.250% due 10/25/2020	8,141	7,479
North American Lifting Holdings, Inc.
5.500% due 11/27/2020	4,270	3,192
Norwegian Cruise Line Holdings Ltd.
4.000% due 11/19/2021	978	977
Novelis, Inc.
4.000% due 06/02/2022	6,029	5,896
Numericable U.S. LLC
4.500% due 05/21/2020	3,402	3,384
NXP BV
3.750% due 12/07/2020	4,090	4,105
ON Semiconductor Corp.
TBD% due 03/31/2023	4,000	4,014
Onex TSG Holdings Corp.
5.000% due 07/31/2022	1,791	1,767
Onex Wizard U.S. Acquisition, Inc.
4.250% due 03/13/2022	1,898	1,894
Orion Engineered Carbons GmbH
5.000% due 07/25/2021	1,819	1,820
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	7,245	6,684
Owens-Illinois, Inc.
3.500% due 09/01/2022	987	989
Party City Holdings, Inc.
4.250% due 08/19/2022	3,433	3,410
Patterson Medical Holdings, Inc.
5.250% due 08/17/2022	1,226	1,211
Penn National Gaming, Inc.
3.250% due 10/30/2020	953	953
Performance Food Group Co.
6.000% - 7.500% due 11/14/2019	994	996
PetSmart, Inc.
4.250% due 03/11/2022	7,497	7,475
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020	741	742
Pinnacle Foods Finance LLC
3.000% due 04/29/2020	2,095	2,097
3.750% due 01/13/2023	998	1,003
Playa Resorts Holding BV
4.000% due 08/09/2019	1,457	1,435
Ply Gem Industries, Inc.
4.000% due 02/01/2021	1,451	1,426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Post Holdings, Inc.
3.750% due 06/02/2021	$1,252	$1,257
PQ Corp.
4.000% due 08/07/2017	1,272	1,263
PRA Holdings, Inc.
4.500% due 09/23/2020	4,580	4,584
Prestige Brands, Inc.
3.500% due 09/03/2021	3,065	3,071
Realogy Corp.
3.750% due 03/05/2020	4,345	4,353
Rexnord LLC
4.000% due 08/21/2020	5,252	5,187
Reynolds Group Holdings, Inc.
4.500% due 12/01/2018	3,465	3,468
Riverbed Technology, Inc.
6.000% due 04/24/2022	4,947	4,968
RPI Finance Trust
3.500% due 11/09/2020	3,263	3,274
Sage Products Holdings LLC
4.250% due 12/13/2019	3,352	3,352
SBA Senior Finance LLC
3.250% due 03/24/2021	3,597	3,588
Scientific Games International, Inc.
6.000% due 10/18/2020	3,039	2,956
6.000% due 10/01/2021	4,004	3,893
Select Medical Corp.
6.000% due 03/03/2021	1,000	994
Sequa Corp.
5.250% due 06/19/2017	5,875	4,054
Serta Simmons Holdings LLC
4.250% due 10/01/2019	2,277	2,278
ServiceMaster Co.
4.250% due 07/01/2021	4,019	4,024
Signode Industrial Group U.S., Inc.
3.750% due 05/01/2021	4,154	4,040
Sinclair Television Group, Inc.
3.500% due 07/30/2021	720	719
Smart & Final Stores LLC
4.000% due 11/15/2019	1,790	1,781
Southcross Energy Partners LP
5.250% due 08/04/2021	1,299	935
Southcross Holdings Borrower LP
TBD% due 08/04/2021 ^	1,109	129
Spectrum Brands, Inc.
3.500% due 06/23/2022	2,241	2,251
SS&C Technologies, Inc.
4.000% - 4.083% due 07/08/2022	3,496	3,507
Station Casinos LLC
4.250% due 03/02/2020	6,649	6,639
Sterigenics-Nordion Holdings LLC
4.250% due 05/15/2022	4,244	4,191
Styrolution U.S. Holding LLC
6.500% due 11/07/2019	2,144	2,144
Sun Products Corp.
5.500% due 03/23/2020	892	865
Syniverse Holdings, Inc.
4.000% due 04/23/2019	7,073	5,305
T-Mobile USA, Inc.
3.500% due 11/09/2022	4,638	4,662
Team Health, Inc.
4.500% due 11/23/2022	1,047	1,048
Telesat Canada
3.500% due 03/28/2019	2,133	2,126
Tempur-Pedic International, Inc.
3.500% due 03/18/2020	373	373

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	99

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Competitive Electric Holdings Co. LLC
3.750% due 11/07/2016	$7,566	$7,552
TI Group Automotive Systems LLC
4.500% due 06/30/2022	3,159	3,139
Tibco Software, Inc.
6.500% due 12/04/2020	1,953	1,785
Transdigm, Inc.
3.500% due 05/14/2022	6,913	6,803
TransUnion LLC
3.500% due 04/09/2021	5,008	4,966
Tribune Media Co.
3.750% due 12/27/2020	5,660	5,643
Truven Health Analytics, Inc.
4.500% due 06/06/2019	3,557	3,555
U.S. Coatings Acquisition, Inc.
3.750% due 02/01/2020	4,704	4,680
U.S. Foods, Inc.
4.500% due 03/31/2019	7,965	7,938
U.S. Renal Care, Inc.
5.250% due 12/31/2022	1,895	1,893
Univar, Inc.
4.250% due 07/01/2022	2,463	2,431
Univision Communications, Inc.
4.000% due 03/01/2020	9,706	9,622
USI, Inc.
4.250% due 12/27/2019	2,836	2,797
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020	1,606	1,513
4.000% due 04/01/2022	4,654	4,405
Vantiv LLC
3.750% due 06/13/2021	4,087	4,093
Virgin Media Investment Holdings Ltd.
3.500% due 06/30/2023	2,812	2,792
Vizient, Inc.
6.250% due 02/13/2023	2,050	2,066
Waste Industries USA, Inc.
4.250% due 02/27/2020	1,583	1,592
West Corp.
3.250% due 06/30/2018	5,243	5,225
Western Digital Corp.
TBD% due 03/16/2023	4,425	4,378
Westmoreland Coal Co.
7.500% due 12/16/2020	7,826	4,715
Wilsonart LLC
4.000% due 10/31/2019	2,368	2,342
WMG Acquisition Corp.
3.750% due 07/01/2020	3,187	3,147
WTG Holdings Corp.
4.750% due 01/15/2021	3,231	3,175
XPO Logistics, Inc.
5.500% due 11/01/2021	3,342	3,360
Zebra Technologies Corp.
4.750% due 10/27/2021	639	643
Ziggo Financing Partnership
TBD% - 3.601% due 01/15/2022	4,475	4,427

Total Bank Loan Obligations (Cost $800,156)		778,203

CORPORATE BONDS & NOTES 7.3%

BANKING & FINANCE 0.7%
Aircastle Ltd.
5.000% due 04/01/2023	150	151
CBRE Services, Inc.
5.000% due 03/15/2023	1,000	1,031
Crown Castle International Corp.
5.250% due 01/15/2023	1,000	1,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp.
5.875% due 03/25/2021		$550	$500
PHH Corp.
6.375% due 08/15/2021		1,000	888
RHP Hotel Properties LP
5.000% due 04/15/2023		775	796
Stearns Holdings, Inc.
9.375% due 08/15/2020		1,750	1,719

			6,164

INDUSTRIALS 6.1%
Acadia Healthcare Co., Inc.
6.500% due 03/01/2024		200	209
ADT Corp.
4.125% due 06/15/2023		1,400	1,225
6.250% due 10/15/2021		1,400	1,414
AECOM
5.750% due 10/15/2022		665	693
5.875% due 10/15/2024		565	588
Aleris International, Inc.
9.500% due 04/01/2021 (a)		300	307
Allegion PLC
5.875% due 09/15/2023		100	106
Alliance Data Systems Corp.
5.250% due 12/01/2017		1,500	1,526
Beacon Roofing Supply, Inc.
6.375% due 10/01/2023		100	107
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		475	330
Boyd Gaming Corp.
6.375% due 04/01/2026		200	209
California Resources Corp.
8.000% due 12/15/2022		2,194	850
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		550	554
CCO Holdings LLC
5.125% due 05/01/2023		1,250	1,275
5.875% due 04/01/2024		650	682
Chemours Co.
6.625% due 05/15/2023		500	410
Churchill Downs, Inc.
5.375% due 12/15/2021		1,475	1,526
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		1,000	1,000
Community Health Systems, Inc.
6.875% due 02/01/2022		1,200	1,089
Concordia Healthcare Corp.
7.000% due 04/15/2023		625	539
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)		750	746
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		1,500	1,547
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		965	731
DISH DBS Corp.
5.875% due 07/15/2022		1,000	950
DJO Finco, Inc.
8.125% due 06/15/2021		575	512
Eldorado Resorts, Inc.
7.000% due 08/01/2023		475	494
Endo Finance LLC
5.750% due 01/15/2022		2,025	1,924
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	150	117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halcon Resources Corp.
8.625% due 02/01/2020 (f)		$400	$285
HCA, Inc.
5.250% due 06/15/2026		400	411
HD Supply, Inc.
5.750% due 04/15/2024 (a)		200	206
Hiland Partners LP
7.250% due 10/01/2020		500	519
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,725	1,197
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	1,650	1,925
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$675	559
Jaguar Holding Co.
6.375% due 08/01/2023		900	926
Kinetic Concepts, Inc.
7.875% due 02/15/2021		250	265
KLX, Inc.
5.875% due 12/01/2022		650	647
Kraft Heinz Foods Co.
4.875% due 02/15/2025		1,799	1,984
Lamar Media Corp.
5.750% due 02/01/2026		100	105
5.875% due 02/01/2022		200	212
Land O’ Lakes, Inc.
6.000% due 11/15/2022		250	262
Laredo Petroleum, Inc.
7.375% due 05/01/2022		500	436
Lender Processing Services, Inc.
5.750% due 04/15/2023		656	682
Level 3 Financing, Inc.
5.250% due 03/15/2026		500	505
Mallinckrodt International Finance S.A.
5.625% due 10/15/2023		1,250	1,141
5.750% due 08/01/2022		1,000	926
Manitowoc Foodservice, Inc.
9.500% due 02/15/2024		250	274
Masonite International Corp.
5.625% due 03/15/2023		425	446
Murphy Oil USA, Inc.
6.000% due 08/15/2023		750	780
Neptune Finco Corp.
10.125% due 01/15/2023		650	697
Numericable SFR S.A.
6.000% due 05/15/2022		1,200	1,176
6.250% due 05/15/2024		350	341
Owens-Brockway Glass Container, Inc.
5.875% due 08/15/2023		600	626
Pinnacle Foods Finance LLC
5.875% due 01/15/2024		200	210
Platform Specialty Products Corp.
6.500% due 02/01/2022		500	424
Post Holdings, Inc.
6.000% due 12/15/2022		300	310
6.750% due 12/01/2021		625	660
7.375% due 02/15/2022		125	133
7.750% due 03/15/2024		575	634
Regency Energy Partners LP
4.500% due 11/01/2023		500	442
5.500% due 04/15/2023		600	536
5.875% due 03/01/2022		675	657
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,500	1,543
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (b)		700	765

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		$750	$802
Springs Industries, Inc.
6.250% due 06/01/2021		1,550	1,565
Standard Industries, Inc.
5.375% due 11/15/2024		900	918
5.500% due 02/15/2023		375	384
6.000% due 10/15/2025		400	425
Steel Dynamics, Inc.
6.125% due 08/15/2019		100	104
Sterigenics-Nordion Holdings LLC
6.500% due 05/15/2023		800	800
T-Mobile USA, Inc.
6.000% due 03/01/2023		1,110	1,143
6.000% due 04/15/2024 (a)		900	913
6.500% due 01/15/2026		700	731
Tenet Healthcare Corp.
5.500% due 03/01/2019		1,000	995
TES Finance PLC
6.750% due 07/15/2020	GBP	400	503
Tesoro Logistics LP
5.875% due 10/01/2020		$196	195
6.250% due 10/15/2022		650	650
TreeHouse Foods, Inc.
6.000% due 02/15/2024		300	319
Western Digital Corp.
7.375% due 04/01/2023 (a)		750	767
Whiting Petroleum Corp.
5.000% due 03/15/2019		850	593

			57,314

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.5%
Frontier Communications Corp.
10.500% due 09/15/2022	$300	$309
Genesis Energy LP
5.625% due 06/15/2024	800	676
6.750% due 08/01/2022	775	727
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	250	234
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	1,472
Sprint Corp.
7.125% due 06/15/2024	1,000	747
7.875% due 09/15/2023	500	384
TerraForm Power Operating LLC
6.125% due 06/15/2025	350	275

		4,824

Total Corporate Bonds & Notes (Cost $73,264)		68,302

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.2%
		1,722

U.S. TREASURY BILLS 0.0%
0.254% due 04/21/2016 (c)(d)(i)	264	264

Total Short-Term Instruments (Cost $1,986)		1,986

Total Investments in Securities (Cost $875,406)		848,491

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%
PIMCO Short-Term Floating NAV Portfolio III	7,485,183	$73,961

Total Short-Term Instruments (Cost $73,947)		73,961

Total Investments in Affiliates (Cost $73,947)		73,961

Total Investments 98.8% (Cost $949,353)		$922,452

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $(122))		(301)

Other Assets and Liabilities, net 1.2%		11,391

Net Assets 100.0%		$933,542

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a yield to maturity.
(d)	Zero coupon bond.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$1,722	U.S. Treasury Notes 3.750% due 11/15/2018	$(1,760)	$1,722	$1,722

Total Repurchase Agreements						$(1,760)	$1,722	$1,722

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(5.000)%	01/27/2016	TBD	(2)	$(235)	$(233)

Total Reverse Repurchase Agreements						$(233)

(2)	Open maturity reverse repurchase agreements.
(3)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(42) at a weighted average interest rate of (5.000)%.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	101

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(f)	Securities with an aggregate market value of $285 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(233)	$0	$(233)	$285	$52
SSB	1,722	0	0	1,722	(1,760)	(38)

Total Borrowings and Other Financing Transactions	$1,722	$(233)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(233)	$(233)

Total Borrowings	$0	$0	$0	$(233)	$(233)

Gross amount of recognized liabilities for reverse repurchase agreements					$(233)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$24,651	$1,321	$(405)	$32	$0

Total Swap Agreements				$1,321	$(405)	$32	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $2,161 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$32	$32	$0	$0	$0	$0

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	04/2016	$		1,104		EUR	995	$28	$0

JPM	05/2016		GBP	581	$		845	10	0

MSB	04/2016		EUR	1,669			1,831	0	(68)

SCX	05/2016	$		1,370		GBP	958	6	0

Total Forward Foreign Currency Contracts								$44	$(68)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	California Resources Corp.	5.000%	12/20/2020	40.065%	$ 450	$(122)	$(187)	$0	$(309)

Total Swap Agreements						$(122)	$(187)	$0	$(309)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(i)	Securities with an aggregate market value of $264 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
CBK	$28	$0	$0	$28	$0	$0	$0	$0	$28	$0	$28
GST	0	0	0	0	0	0	(309)	(309)	(309)	264	(45)
JPM	10	0	0	10	0	0	0	0	10	0	10
MSB	0	0	0	0	(68)	0	0	(68)	(68)	0	(68)
SCX	6	0	0	6	0	0	0	0	6	0	6

Total Over the Counter	$44	$0	$0	$44	$(68)	$0	$(309)	$(377)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	103

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$32	$0	$0	$0	$32

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44	$0	$44

	$0	$32	$0	$44	$0	$76

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$68	$0	$68
Swap Agreements	0	309	0	0	0	309

	$0	$309	$0	$68	$0	$377

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,205	$0	$0	$0	$2,205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(338)	$0	$(338)
Swap Agreements	0	18	0	0	0	18

	$0	$18	$0	$(338)	$0	$(320)

	$0	$2,223	$0	$(338)	$0	$1,885

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(961)	$0	$0	$0	$(961)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(229)	$0	$(229)
Swap Agreements	0	(187)	0	0	0	(187)

	$0	$(187)	$0	$(229)	$0	$(416)

	$0	$(1,148)	$0	$(229)	$0	$(1,377)

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$3,491	$735,787	$38,925	$778,203
Corporate Bonds & Notes
Banking & Finance	0	6,164	0	6,164
Industrials	0	57,314	0	57,314
Utilities	0	4,824	0	4,824
Short-Term Instruments
Repurchase Agreements	0	1,722	0	1,722
U.S. Treasury Bills	0	264	0	264
	$3,491	$806,075	$38,925	$848,491

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$73,961	$0	$0	$73,961

Total Investments	$77,452	$806,075	$38,925	$922,452

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$32	$0	$32
Over the counter	0	44	0	44
	$0	$76	$0	$76

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(377)	$0	$(377)

Totals	$77,452	$805,774	$38,925	$922,151

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (1)
Investments in Securities, at Value
Bank Loan Obligations	$81,337	$22,635	$(58,916)	$(15)	$(1,764)	$(4,805)	$18,823	$(18,370)	$38,925	$(3,527)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$38,925	Third Party Vendor	Broker Quote	37.50-100.25

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	105

Consolidated Schedule of Investments PIMCO Capital Securities and Financials Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.6%

CORPORATE BONDS & NOTES 91.5%

BANKING & FINANCE 86.9%
Allied Irish Banks PLC
4.125% due 11/26/2025 †	EUR	500	$549
American Express Co.
4.900% due 03/15/2020 (d)		$500	449
6.800% due 09/01/2066		800	804
AXA S.A.
3.375% due 07/06/2047 †	EUR	300	341
Banco do Brasil S.A.
6.250% due 04/15/2024 (d)		$300	169
Bank of America Corp.
6.300% due 03/10/2026 (d)		1,400	1,449
Bank of New York Mellon Corp.
4.950% due 06/20/2020 (d)		500	500
Barclays Bank PLC
7.625% due 11/21/2022		500	538
Barclays PLC
7.875% due 09/15/2022 †(d)	GBP	300	385
8.000% due 12/15/2020 (d)	EUR	600	662
BNP Paribas S.A.
7.625% due 12/29/2049 †		$1,200	1,210
Catlin Insurance Co. Ltd.
7.249% due 01/19/2017 (d)		1,000	695
CNP Assurances
4.500% due 06/10/2047 †	EUR	400	438
Credit Agricole S.A.
8.125% due 12/23/2025 †(d)		$1,300	1,302
Credit Suisse Group AG
6.250% due 12/18/2024 (d)		400	369
7.500% due 12/11/2023 (d)		900	889
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 (d)		500	496
HSBC Holdings PLC
6.000% due 09/29/2023 †(d)	EUR	900	973
Intesa Sanpaolo SpA
5.710% due 01/15/2026		$900	877
JPMorgan Chase & Co.
7.900% due 04/30/2018 (d)		1,000	1,001
Lloyds Banking Group PLC
7.875% due 06/27/2029 (d)	GBP	700	974

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetLife Capital Trust
7.875% due 12/15/2067		$1,000	$1,155
Nationwide Building Society
10.250% due 06/29/2049 (d)	GBP	7	1,257
Pacific Life Insurance Co.
9.250% due 06/15/2039		$500	724
PNC Preferred Funding Trust
2.284% due 03/15/2017 (d)		1,200	1,006
Progressive Corp.
6.700% due 06/15/2067		1,500	1,434
Radian Group, Inc.
7.000% due 03/15/2021		1,000	1,039
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		600	657
8.000% due 08/10/2025 (d)		350	335
Santander UK Group Holdings PLC
7.375% due 06/24/2022 †(d)	GBP	850	1,126
SNS Bank NV
3.750% due 11/05/2025 †	EUR	100	111
Societe Generale S.A.
8.000% due 09/29/2025 (d)		$600	584
U.S. Bancorp
5.125% due 01/15/2021 (d)		1,500	1,537
UBS AG
7.625% due 08/17/2022		750	860
UBS Group AG
7.000% due 02/19/2025 (d)		600	615
Wells Fargo & Co.
7.980% due 03/15/2018 (d)		1,200	1,243

			28,753

INDUSTRIALS 4.6%
BHP Billiton Finance USA Ltd.
6.750% due 10/19/2075 †		1,000	1,001
T-Mobile USA, Inc.
6.000% due 04/15/2024 (a)		500	507

			1,508

Total Corporate Bonds & Notes (Cost $30,650)			30,261

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 3.1%

FINANCIALS 3.1%
BNP Paribas S.A.	3,100	$156
Capital One Financial Corp.	3,600	250
Citizens Financial Group, Inc.	10,900	228
Intesa Sanpaolo SpA	53,800	149
JPMorgan Chase & Co.	4,200	249

Total Common Stocks (Cost $1,239)		1,032

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
RBS Capital Funding Trust
5.900% due 05/02/2016 (d)	3,000	72

Total Preferred Securities (Cost $74)		72

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.8%

SHORT-TERM NOTES 1.2%
Federal Home Loan Bank
0.308% due 05/13/2016	$400	400

U.S. TREASURY BILLS 0.6%
0.269% due 04/21/2016 (b)(c)	200	200

Total Short-Term Instruments (Cost $600)		600

Total Investments in Securities (Cost $32,563)		31,965

Total Investments 96.6% (Cost $32,563)		$31,965

Financial Derivative Instruments (e)(f) (0.8%) (Cost or Premiums, net $0)		(256)

Other Assets and Liabilities, net 4.2%		1,371

Net Assets 100.0%		$33,080

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Capital Securities Fund (Cayman) Ltd., which is a 100% owned subsidiary of the Fund.
(a)	When-issued security.
(b)	Zero coupon bond.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	Short	06/2016	1	$0	$1	$0
Euro-Buxl 30-Year Bond June Futures	Short	06/2016	1	(5)	1	(1)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	42	21	9	0
United Kingdom Long Gilt June Futures	Short	06/2016	4	(2)	2	(2)

Total Futures Contracts				$14	$13	$(3)

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month EUR-EURIBOR *	1.250%	03/15/2047	EUR	200	$(10)	$(1)	$0	$0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047	GBP	200	(7)	(3)	0	(1)

						$(17)	$(4)	$0	$(1)

Total Swap Agreements						$(17)	$(4)	$0	$(1)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $121 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$0	$13	$0	$(3)	$(1)	$(4)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
AZD	04/2016	†		EUR	212	$		231	$0	$(10)

BOA	04/2016	†			2,065			2,276	0	(74)

CBK	04/2016				233			255	0	(10)
	04/2016			GBP	69			96	0	(4)
	04/2016		$		758		EUR	680	15	0
	04/2016				891		GBP	618	0	(3)
	05/2016	†		EUR	1,890	$		2,149	0	(4)

GLM	04/2016			GBP	635			899	0	(13)
	04/2016	†	$		4,340		GBP	3,039	25	0
	05/2016			GBP	3,032	$		4,330	0	(25)

JPM	04/2016	†		EUR	297			333	0	(5)
	04/2016			GBP	958			1,356	0	(20)
	04/2016		$		341		EUR	304	5	0
	04/2016				112		GBP	79	2	0
	05/2016				410			285	0	(1)

MSB	04/2016			EUR	1,561	$		1,724	0	(52)
	05/2016		$		345		EUR	304	1	0

SCX	04/2016	†		EUR	12	$		14	0	0
	04/2016			GBP	2,104			2,928	0	(94)
	04/2016		$		44		EUR	39	1	0
	04/2016	†			42		GBP	30	1	0

UAG	04/2016				1,348		EUR	1,204	22	0
	05/2016			EUR	1,204	$		1,349	0	(22)

Total Forward Foreign Currency Contracts									$72	$(337)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	107

Consolidated Schedule of Investments PIMCO Capital Securities and Financials Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
PIMCO Capital Securities and Financials Fund
CBK	$15	$0	$0	$15	$(17)	$0	$0	$(17)	$(2)	$0	$(2)
GLM	0	0	0	0	(38)	0	0	(38)	(38)	0	(38)
JPM	7	0	0	7	(21)	0	0	(21)	(14)	0	(14)
MSB	1	0	0	1	(52)	0	0	(52)	(51)	0	(51)
SCX	1	0	0	1	(94)	0	0	(94)	(93)	0	(93)
UAG	22	0	0	22	(22)	0	0	(22)	0	0	0

PIMCO Capital Securities Fund (Cayman) Ltd. (Subsidiary)
AZD	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
BOA	0	0	0	0	(74)	0	0	(74)	(74)	0	(74)
CBK	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
GLM	25	0	0	25	0	0	0	0	25	0	25
JPM	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SCX	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$72	$0	$0	$72	$(337)	$0	$0	$(337)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72	$0	$72

	$0	$0	$0	$72	$13	$85

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$4	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$337	$0	$337

	$0	$0	$0	$337	$4	$341

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	9	0	0	(76)	(67)

	$0	$9	$0	$0	$(72)	$(63)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$151	$0	$151

	$0	$9	$0	$151	$(72)	$88

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14
Swap Agreements	0	0	0	0	(4)	(4)

	$0	$0	$0	$0	$10	$10

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(265)	$0	$(265)

	$0	$0	$0	$(265)	$10	$(255)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$28,753	$0	$28,753
Industrials	0	1,508	0	1,508
Common Stocks
Financials	1,032	0	0	1,032
Preferred Securities
Banking & Finance	0	72	0	72
Short-Term Instruments
Short-Term Notes	0	400	0	400
U.S. Treasury Bills	0	200	0	200

Total Investments	$1,032	$30,933	$0	$31,965

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$13	$0	$0	$13
Over the counter	0	72	0	72
	$13	$72	$0	$85

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	(1)	0	(4)
Over the counter	0	(337)	0	(337)
	$(3)	$(338)	$0	$(341)

Totals	$1,042	$30,667	$0	$31,709

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	109

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily declaring dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. For non-daily declaring dividend funds, income and non-class specific expenses are allocated daily to each class

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on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Credit Absolute Return Fund and PIMCO Capital Securities and Financials Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO Credit Absolute Return Fund and PIMCO Capital Securities and Financials Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share

ANNUAL REPORT	MARCH 31, 2016	111

Notes to Financial Statements (Cont.)

classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good

112	PIMCO CREDIT BOND FUNDS

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faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value

ANNUAL REPORT	MARCH 31, 2016	113

Notes to Financial Statements (Cont.)

of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves,

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dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker

Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

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Investments in PIMCO Short-Term Floating NAV Portfolio*
Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Credit Absolute Return Fund	$4	$0	$(4)	$0	$0	$0	$0	$0
PIMCO Diversified Income Fund	13	0	(13)	0	0	0	0	0
PIMCO Floating Income Fund	18	0	(18)	0	0	0	0	0
PIMCO High Yield Spectrum Fund	13	0	(13)	0	0	0	0	0
PIMCO Long-Term Credit Fund	11	0	(11)	0	0	0	0	0
PIMCO Senior Floating Rate Fund	17	0	(17)	0	0	0	0	0

†     A zero balance may reflect actual amounts rounding to less than one thousand.

*    Effective July 1, 2015, the Portfolio was liquidated.

(1)      A portion of this may be recharacterized to return of capital.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Credit Absolute Return Fund	$200,156	$429,241	$(545,800)	$(356)	$12	$83,253	$1,142	$0
PIMCO Diversified Income Fund	50,083	884,165	(766,750)	(658)	(58)	166,782	1,565	0
PIMCO Floating Income Fund	50,952	278,000	(291,799)	(178)	5	36,980	401	0
PIMCO High Yield Spectrum Fund	79,444	879,896	(802,900)	(308)	46	156,178	895	0
PIMCO Long-Term Credit Fund	141,800	2,110,566	(2,205,600)	(1,919)	(3)	44,844	2,266	0
PIMCO Senior Floating Rate Fund	163,998	860,829	(950,501)	(351)	(14)	73,961	1,029	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

(b) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the

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borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public, such as the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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Notes to Financial Statements (Cont.)

securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount for PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund equal to $100,000,000 and $200,000,000, respectively. The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund have agreed to pay commitment fees and facility fees of $215,999 and $402,893, of which $178,318 and $327,532, were paid during the period and are included in interest expense in the Statements of Operations, respectively. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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(c) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the

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possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

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(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation,

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other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party

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sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

To the extent that a Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

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The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of

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Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Capital Securities and Financials Fund (the “CSF Fund”) in order to effect certain investments for the CSF Fund consistent with the CSF Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The CSF Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the CSF Fund and the Subsidiary. The consolidated financial statements include the accounts of the CSF Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the CSF Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the CSF Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the

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right to participate in the profits or assets of the Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiary to the CSF Fund (amounts in thousands).

Date of Incorporation	02/04/2015
Subscription Agreement	03/01/2015
Consolidated Fund Net Assets	$33,080
Subsidiary % of Consolidated Fund Net Assets	19.0%
Subsidiary Financial Statement Information
Total assets	$6,447
Total liabilities	156
Net assets	$6,291
Total income	261
Net investment income (loss)	231
Net realized gain (loss)	(4)
Net change in unrealized appreciation (depreciation)	(251)
Increase (decrease) in net assets resulting from operations	$(24)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Credit Absolute Return Fund	0.60%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.30%	0.45%	0.45%
PIMCO Floating Income Fund	0.30%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Long-Term Credit Fund	0.30%	0.25%	0.35%	N/A	0.40%	N/A
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A	0.35%	0.35%
PIMCO Capital Securities and Financials Fund	0.44%	0.35%	0.45%	N/A	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
PIMCO Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund were subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees were charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  PIMCO has agreed to waive a portion of the Capital Securities and Financials Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. As of March 31, 2016, the remaining recoverable amount to PIMCO was $83,937.

(g) Acquired Fund Fees and Expenses  The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rate of 0.49% and 0.20%, respectively, of its net assets. PIMCO has

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Notes to Financial Statements (Cont.)

contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from the Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2016, the amount was $29,314.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Credit Absolute Return Fund	$6,647	$158,166
PIMCO Diversified Income Fund	168,823	212,753
PIMCO Floating Income Fund	53,281	138,863
PIMCO High Yield Spectrum Fund	29,181	114,584
PIMCO Long-Term Credit Fund	81,367	342,414
PIMCO Senior Floating Rate Fund	2,348	562,749
PIMCO Capital Securities and Financials Fund	0	5,455

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Credit Absolute Return Fund	$247,928	$179,144	$310,590	$572,468
PIMCO Diversified Income Fund	1,904,587	1,721,105	426,701	757,175
PIMCO Floating Income Fund	572,276	543,637	137,133	519,140
PIMCO High Yield Spectrum Fund	0	0	523,610	603,370
PIMCO Long-Term Credit Fund	4,008,292	3,998,741	1,291,187	1,794,569
PIMCO Senior Floating Rate Fund	0	0	490,238	1,505,091
PIMCO Capital Securities and Financials Fund	0	0	92,682	59,745

†	A zero balance may reflect actual amounts rounding to less than one thousand.

128	PIMCO CREDIT BOND FUNDS

March 31, 2016

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Absolute Return Fund (1)				PIMCO Diversified Income Fund
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,970	$86,307	27,974	$298,285	54,264	$572,531	38,066	$435,123
Class P	1,424	14,158	2,564	27,017	2,843	29,241	2,948	33,963
Administrative Class	0	0	0	0	278	2,943	343	3,862
Class D	685	6,865	584	6,212	2,346	25,100	1,601	18,155
Class A	623	6,079	942	9,984	4,143	43,768	4,219 ^	48,189 ^
Class B	0	0	0	0	0	0	39	450
Class C	137	1,348	349	3,680	1,927	20,182	1,428	16,233
Class R	24 ^^	241 ^^	10	104	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,994	19,209	8,837	90,164	13,506	139,564	25,020	279,541
Class P	115	1,103	336	3,408	295	3,039	374	4,130
Administrative Class	0	0	0	0	63	646	91	1,005
Class D	33	320	156	1,582	336	3,472	550	6,088
Class A	60	579	170	1,733	944	9,738	1,377	15,243
Class B	0	0	0	0	0	0	7	76
Class C	23	222	74	747	551	5,679	924	10,188
Class R	1 ^^	6 ^^	1	11	0	0	0	0
Cost of shares redeemed
Institutional Class	(51,638)	(495,076)	(195,155)	(2,066,687)	(78,732)	(827,303)	(291,257)	(3,389,323)
Class P	(3,937)	(37,751)	(2,896)	(30,179)	(2,451)	(25,208)	(4,916)	(54,200)
Administrative Class	0	0	0	0	(343)	(3,608)	(349)	(3,881)
Class D	(1,572)	(15,266)	(2,127)	(22,158)	(3,375)	(35,579)	(2,988)	(33,690)
Class A	(969)	(9,339)	(2,617)	(27,576)	(5,441)	(56,887)	(7,802)	(89,367)
Class B	0	0	0	0	0	0	(352)^	(4,048)^
Class C	(438)	(4,209)	(525)	(5,462)	(3,381)	(35,272)	(3,970)	(45,001)
Class R	(92)^^	(866)^^	(8)	(85)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(44,557)	$(426,070)	(161,331)	$(1,709,220)	(12,227)	$(127,954)	(234,647)	$(2,747,264)

ANNUAL REPORT	MARCH 31, 2016	129

Notes to Financial Statements (Cont.)

	PIMCO Floating Income Fund				PIMCO High Yield Spectrum Fund (2)
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,687	$45,764	18,968	$159,424	40,862	$380,931	28,592	$302,705
Class P	2,206	17,800	6,698	58,696	8,483	76,590	1,740	18,284
Administrative Class	3	28	34	295	0	0	0	0
Class D	1,351	10,903	2,335	20,236	8,845	83,866	13,586	141,185
Class A	3,968	32,232	5,050	44,102	3,477	33,396	4,930	51,857
Class C	1,186	9,595	2,348	20,413	157	1,481	310	3,326
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,453	11,660	4,312	37,790	12,789	121,606	20,474	213,917
Class P	172	1,380	265	2,284	564	5,310	571	5,925
Administrative Class	2	15	6	54	0	0	0	0
Class D	103	825	152	1,311	285	2,724	377	3,929
Class A	732	5,843	955	8,220	113	1,081	229	2,391
Class C	455	3,626	619	5,331	49	470	95	990
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(32,195)	(246,769)	(174,922)	(1,535,797)	(58,353)	(561,548)	(141,086)	(1,547,283)
Class P	(18,025)	(137,824)	(9,735)	(83,275)	(1,539)	(14,674)	(1,308)	(14,101)
Administrative Class	(15)	(124)	(220)	(1,900)	0	0	0	0
Class D	(2,317)	(18,380)	(3,846)	(33,129)	(9,706)	(93,338)	(12,625)	(132,269)
Class A	(10,089)	(80,215)	(13,920)	(119,330)	(3,324)	(31,796)	(6,544)	(69,082)
Class C	(4,981)	(39,627)	(9,013)	(77,110)	(488)	(4,625)	(537)	(5,698)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(50,304)	$(383,268)	(169,914)	$(1,492,385)	2,214	$1,474	(91,196)	$(1,023,924)

130	PIMCO CREDIT BOND FUNDS

March 31, 2016

PIMCO Long-Term Credit Fund				PIMCO Senior Floating Rate Fund (3)				PIMCO Capital Securities and Financials Fund (4)
Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015		Inception date through 03/31/2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

70,807	$851,260	57,586	$741,583	7,124	$69,995	84,840	$855,197	4,759	$46,966
1,176	13,431	1,618	20,813	352	3,437	2,306	23,490	39	390
0	0	0	0	0	0	0	0	0	0
172	2,126	81	1,066	574	5,587	558	5,677	293	2,760
0	0	0	0	1,900	18,836	2,594	26,340	247	2,457
0	0	0	0	957	9,462	1,486	15,072	48	475
0	0	0	0	206 ^^	2,052 ^^	324	3,295	0	0

35,420	399,934	22,801	294,401	5,954	58,692	8,386	84,877	138	1,328
5	56	3	39	69	679	128	1,300	1	14
0	0	0	0	0	0	0	0	0	0
22	249	1	14	62	604	93	944	4	42
0	0	0	0	291	2,861	426	4,323	9	83
0	0	0	0	189	1,854	266	2,699	1	9
0	0	0	0	13 ^^	125 ^^	19	193	0	0

(114,327)	(1,355,526)	(273,515)	(3,548,358)	(163,570)	(1,612,355)	(75,927)	(770,329)	(1,994)	(19,154)
(5,779)	(70,332)	(1,688)	(21,866)	(1,379)	(13,499)	(4,055)	(41,017)	(2)	(24)
0	0	0	0	0	0	0	0	0	0
(139)	(1,621)	(7)	(93)	(1,085)	(10,538)	(2,430)	(24,649)	(3)	(29)
0	0	0	0	(4,964)	(48,665)	(9,535)	(96,733)	(4)	(37)
0	0	0	0	(3,141)	(30,830)	(5,862)	(59,389)	(33)	(312)
0	0	0	0	(666)^^	(6,394)^^	(455)	(4,605)	0	0
(12,643)	$(160,423)	(193,120)	$(2,512,401)	(157,114)	$(1,548,097)	3,162	$26,685	3,503	$34,968

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 26% of the Fund.
(2)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 76% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 62% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 33% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	At the NYSE Close on March 25, 2015, 75 Class B shares in the amount of $815 converted into Class A shares of the Fund.
^^	Class R Shares liquidated at the close of business on January 22, 2016.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells

Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO

ANNUAL REPORT	MARCH 31, 2016	131

Notes to Financial Statements (Cont.)

believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any Investments in its respective Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by a Fund or result in the inability of a Fund to operate as described in its Prospectus.

If, during a taxable year, a Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to a Fund as a deductible amount for income tax purposes. In the event a Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to a Fund as income for Federal income tax purposes.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Credit Absolute Return Fund	$4,457	$0	$(17,165)	$(6)	$(58,002)	$0	$0
PIMCO Diversified Income Fund	0	0	(135,907)	(3,276)	(28,025)	0	(23,913)
PIMCO Floating Income Fund	0	0	(63,938)	(910)	(510,999)	0	(801)
PIMCO High Yield Spectrum Fund	0	0	(154,321)	(6,648)	(44,125)	0	(4,601)
PIMCO Long Term Credit Fund	0	0	17,046	(2,911)	(3,941)	(50,836)	(21,647)
PIMCO Senior Floating Rate Fund	0	0	(29,040)	(64)	(60,697)	0	(348)
PIMCO Capital Securities and Financials Fund	0	0	(679)	(44)	(842)	0	(82)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, treasury inflation-protected securities (TIPS), passive foreign investment companies (PFICs), convertible preferred securities, and Lehman securities.

132	PIMCO CREDIT BOND FUNDS

March 31, 2016

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals, organizational costs, and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†).

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (6)
	03/31/2017	03/31/2018	03/31/2019
PIMCO Credit Absolute Return Fund	$0	$0	$0
PIMCO Diversified Income Fund	0	0	0
PIMCO Floating Income Fund*	299,522	41,823	0
PIMCO High Yield Spectrum Fund	0	0	0
PIMCO Long Term Credit Fund	0	0	0
PIMCO Senior Floating Rate Fund	0	0	0
PIMCO Capital Securities and Financials Fund	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†) (6):

	Short-Term	Long-Term
PIMCO Credit Absolute Return Fund	$36,685	$21,317
PIMCO Diversified Income Fund	2,302	25,723
PIMCO Floating Income Fund*	155,215	14,439
PIMCO High Yield Spectrum Fund	3,997	40,128
PIMCO Long Term Credit Fund	3,941	0
PIMCO Senior Floating Rate Fund	817	59,880
PIMCO Capital Securities and Financials Fund	842	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Credit Absolute Return Fund	$409,510	$8,030	$(14,481)	$(6,451)
PIMCO Diversified Income Fund	2,480,914	62,247	(189,885)	(127,638)
PIMCO Floating Income Fund	394,700	4,465	(59,674)	(55,209)
PIMCO High Yield Spectrum Fund	2,030,756	28,313	(183,357)	(155,044)
PIMCO Long Term Credit Fund	3,955,130	140,202	(109,283)	30,919
PIMCO Senior Floating Rate Fund	951,092	3,593	(32,233)	(28,640)
PIMCO Capital Securities and Financials Fund	32,645	392	(1,072)	(680)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, treasury inflation-protected securities (TIPS), passive foreign investment companies (PFICs), convertible preferred securities, and Lehman securities for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2016	133

Notes to Financial Statements (Cont.)

March 31, 2016

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2016			March 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Credit Absolute Return Fund	$18,984	$2,518	$0	$90,024	$8,047	$0
PIMCO Diversified Income Fund	168,308	0	0	231,792	105,180	0
PIMCO Floating Income Fund	30,274	0	0	64,809	0	0
PIMCO High Yield Spectrum Fund	130,823	885	0	150,433	77,182	0
PIMCO Long Term Credit Fund	368,392	79,506	0	315,508	0	0
PIMCO Senior Floating Rate Fund	64,455	0	1,268	93,015	2,220	0
PIMCO Capital Securities and Financials Fund	1,236	0	240	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

134	PIMCO CREDIT BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (PIMCO Long-Term Credit Fund) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Floating Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Fund, PIMCO Senior Floating Rate Fund, and PIMCO Capital Securities and Financials Fund (seven series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations and the cash flows for PIMCO Long-Term Credit Fund for the year then ended, the changes in each of their net assets and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO Capital Securities and Financials Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

ANNUAL REPORT	MARCH 31, 2016	135

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NXN	Natixis New York
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SGY	Societe Generale, New York
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
ADR	American Depositary Receipt	JSC	Joint Stock Company	SP - ADR	Sponsored American Depositary Receipt
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BABs	Build America Bonds	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BBR	Bank Bill Rate	PIK	Payment-in-Kind

136	PIMCO CREDIT BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Credit Absolute Return Fund	0.64%	0.66%	$17,480	$1,501
PIMCO Diversified Income Fund	0.06%	0.06%	117,107	12,166
PIMCO Floating Income Fund	0.12%	0.12%	22,706	0
PIMCO High Yield Spectrum Fund	0.00%	0.00%	93,248	6,488
PIMCO Long Term Credit Fund	0.00%	0.74%	165,670	147,494
PIMCO Senior Floating Rate Fund	0.00%	0.00%	6,568	0
PIMCO Capital Securities and Financials Fund	0.99%	19.28%	1,235	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	MARCH 31, 2016	137

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

138	PIMCO CREDIT BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2016	139

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

140	PIMCO CREDIT BOND FUNDS

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2016	141

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3003AR_033116

PIMCO Funds

Annual Report

March 31, 2016

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Fundamental PLUS EMG Fund

PIMCO RAE Fundamental PLUS International Fund

PIMCO RAE Fundamental PLUS Small Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		28
Statements of Operations		32
Statements of Changes in Net Assets		34
Notes to Financial Statements		155
Report of Independent Registered Public Accounting Firm		179
Glossary		180
Federal Income Tax Information		181
Management of the Trust		182
Privacy Policy		184

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Advantage PLUS Fund*	7	37
PIMCO RAE Fundamental PLUS EMG Fund*	8	50
PIMCO RAE Fundamental PLUS International Fund*	9	64
PIMCO RAE Fundamental PLUS Small Fund*	10	77
PIMCO RAE Low Volatility PLUS Fund*	11	88
PIMCO RAE Low Volatility PLUS EMG Fund*	12	100
PIMCO RAE Low Volatility PLUS International Fund*	13	113
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund*	14	127
PIMCO RAE Worldwide Long/Short PLUS Fund*	15	139

* Effective April 15, 2015 the Funds’ names were changed. Prior to April 15, 2015 the Funds’ names were PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO Low Volatility RAFI®-PLUS AR Fund, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund, PIMCO Worldwide Fundamental Advantage AR Strategy Fund, and PIMCO Worldwide Long/Short Fundamental Strategy Fund, respectively.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

2	PIMCO FUNDAMENTAL INDEX FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding the Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A

Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, small-cap and mid-cap company risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO FUNDAMENTAL INDEX FUNDS

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	06/30/10	—	07/31/08	07/31/08	07/31/08	Diversified
PIMCO RAE Fundamental PLUS EMG Fund	11/26/08	11/26/08	01/07/11	05/31/12	05/31/13	05/31/13	05/31/13	Diversified
PIMCO RAE Fundamental PLUS International Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	02/28/14	Diversified
PIMCO RAE Fundamental PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	02/28/14	Diversified
PIMCO RAE Low Volatility PLUS Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13	Diversified
PIMCO RAE Low Volatility PLUS EMG Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13	Diversified
PIMCO RAE Low Volatility PLUS International Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13	Diversified
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	11/30/12	11/30/12	04/01/13	—	04/01/13	04/01/13	04/01/13	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	12/04/14	—	12/04/14	12/04/14	12/04/14	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the Funds (Cont.)

prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX
Class P - PFAPX	Class C - PTRCX
Class D - PFSDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	24.6%
Corporate Bonds & Notes	16.7%
Short-Term Instruments‡	13.8%
Non-Agency Mortgage-Backed Securities	12.8%
U.S. Government Agencies	11.6%
Asset-Backed Securities	8.5%
Sovereign Issues	8.1%
Other	3.9%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	(4.86)%	1.05%	4.13%
PIMCO RAE Fundamental Advantage PLUS Fund Class P	(5.10)%	0.98%	4.03%
PIMCO RAE Fundamental Advantage PLUS Fund Class D	(5.23)%	0.65%	3.69%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	(5.42)%	0.66%	3.71%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(8.99)%	(0.11)%	3.22%
PIMCO RAE Fundamental Advantage PLUS Fund Class C	(5.91)%	(0.09)%	3.04%
PIMCO RAE Fundamental Advantage PLUS Fund Class C (adjusted)	(6.80)%	(0.09)%	3.04%
3 Month USD LIBOR Index	0.37%	0.33%	0.70%
Lipper Alternative Equity Market Neutral Funds Average	0.18%	1.53%	1.21%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for the Institutional Class shares, 1.00% for Class P shares, 1.30% for Class D shares, 1.30% for Class A shares, and 2.05% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, by under normal circumstances obtaining long exposure to a portfolio of stocks (“RAE Fundamental US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE Fundamental US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE Fundamental US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE Fundamental US Large Model Portfolio over the S&P 500.

Fund Insights

»

The Fund’s long exposure to the RAE Fundamental US Large Model Portfolio and short exposure to the S&P 500 through equity index derivatives detracted from performance, as the RAE Fundamental US Large Model Portfolio underperformed the S&P 500 over the reporting period, primarily due to the following:

»	Underweight exposure to Amazon.com detracted from returns relative to the S&P 500.

»	Overweight exposure and selection within the energy sector detracted from returns.

»	Underweight exposure to the information technology sector detracted from relative returns, driven by an underweight to Google and Facebook.

»	The Fund’s AR Bond Alpha Strategy detracted from returns over the reporting period, primarily due to the following:

»	U.S. government and rates positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning and positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns, as yields in Brazil rose.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

ANNUAL REPORT	MARCH 31, 2016	7

PIMCO RAE Fundamental PLUS EMG Fund

Institutional Class - PEFIX	Class D - PEFDX
Class P - PEFPX	Class A - PEFFX
Administrative Class - PEFAX	Class C - PEFCX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	42.0%
Corporate Bonds & Notes	18.4%
U.S. Government Agencies	10.7%
Asset-Backed Securities	8.5%
Sovereign Issues	7.1%
Non-Agency Mortgage-Backed Securities	6.6%
Short-Term Instruments‡	4.3%
Other	2.4%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (11/26/08)
PIMCO RAE Fundamental PLUS EMG Fund Institutional Class	(17.06)%	(4.88)%	11.39%
PIMCO RAE Fundamental PLUS EMG Fund Class P	(17.06)%	(4.99)%	11.26%
PIMCO RAE Fundamental PLUS EMG Fund Administrative Class	(17.29)%	(5.13)%	11.10%
PIMCO RAE Fundamental PLUS EMG Fund Class D	(17.43)%	(5.31)%	10.90%
PIMCO RAE Fundamental PLUS EMG Fund Class A	(17.36)%	(5.23)%	10.97%
PIMCO RAE Fundamental PLUS EMG Fund Class A (adjusted)	(20.49)%	(5.95)%	10.39%
PIMCO RAE Fundamental PLUS EMG Fund Class C	(17.95)%	(5.97)%	10.11%
PIMCO RAE Fundamental PLUS EMG Fund Class C (adjusted)	(18.77)%	(5.97)%	10.11%
MSCI Emerging Markets Index (Net Dividends in USD)	(12.03)%	(4.13)%	9.45%
Lipper Emerging Market Funds Average	(11.58)%	(3.96)%	8.49%*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.40% for Administrative Class shares, 1.55% for Class D shares, 1.55% for Class A shares, and 2.30% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental PLUS EMG Fund seeks total return which exceeds that of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark”) under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Fundamental Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental Emerging Markets Model Portfolio.

Fund Insights

»	The Fund’s exposure to the RAE Fundamental Emerging Markets Model Portfolio outperformed the Benchmark, but posted negative total returns over the reporting period, primarily due to the following:

»	Overweight exposure to Russia added to returns.

»	Overweight exposure to the energy sector added to returns relative to the benchmark.

»	Overweight exposure to the financials sector detracted from returns.

»	The Fund’s AR Bond Alpha Strategy detracted from returns, primarily due to the following:

»	U.S. government and rates positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning and positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns, as yields in Brazil rose.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
Class P - PTIPX	Class C - PTSKX
Class D - PTSLX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	35.3%
Corporate Bonds & Notes	19.6%
Non-Agency Mortgage-Backed Securities	10.8%
Asset-Backed Securities	10.2%
U.S. Government Agencies	9.6%
Sovereign Issues	8.2%
Short-Term Instruments‡	3.5%
Other	2.8%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (09/30/11)
PIMCO RAE Fundamental PLUS International Fund Institutional Class	(14.06)%	6.92%
PIMCO RAE Fundamental PLUS International Fund Class P	(14.14)%	6.81%
PIMCO RAE Fundamental PLUS International Fund Class D	(14.43)%	6.51%
PIMCO RAE Fundamental PLUS International Fund Class A	(14.37)%	6.53%
PIMCO RAE Fundamental PLUS International Fund Class A (adjusted)	(17.59)%	5.63%
PIMCO RAE Fundamental PLUS International Fund Class C	(15.00)%	5.75%
PIMCO RAE Fundamental PLUS International Fund Class C (adjusted)	(15.83)%	5.75%
MSCI EAFE Net Dividend Index (USD Unhedged)	(8.27)%	7.10%
Lipper International Multi-Cap Core Funds Average	(7.77)%	7.08%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, and 1.93% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental PLUS International Fund seeks total return which exceeds that of the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark”) under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Fundamental International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental International Large Model Portfolio.

Fund Insights

»	The Fund’s exposure to the RAE Fundamental International Large Model Portfolio detracted from returns relative to the Benchmark over the reporting period, primarily due to the following:

»	Overweight exposure to financials detracted from returns relative to the benchmark and on an absolute basis.

»	Overweight exposure and selection within Italy detracted from returns.

»	Overweight exposure to energy stocks hurt performance.

»	The Fund’s AR Bond Alpha Strategy detracted from returns over the reporting period, primarily due to the following:

»	U.S. government and rates positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning and positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns, as yields in Brazil rose.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

ANNUAL REPORT	MARCH 31, 2016	9

PIMCO RAE Fundamental PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
Class P - PCCPX	Class C - PCFEX
Class D - PCFDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	36.7%
Non-Agency Mortgage-Backed Securities	20.6%
Short-Term Instruments‡	18.0%
Corporate Bonds & Notes	12.0%
Asset-Backed Securities	4.2%
Other	8.5%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (09/30/11)
PIMCO RAE Fundamental PLUS Small Fund Institutional Class	(10.27)%	16.71%
PIMCO RAE Fundamental PLUS Small Fund Class P	(10.40)%	16.60%
PIMCO RAE Fundamental PLUS Small Fund Class D	(10.57)%	16.32%
PIMCO RAE Fundamental PLUS Small Fund Class A	(10.63)%	16.28%
PIMCO RAE Fundamental PLUS Small Fund Class A (adjusted)	(13.97)%	15.30%
PIMCO RAE Fundamental PLUS Small Fund Class C	(11.24)%	15.43%
PIMCO RAE Fundamental PLUS Small Fund Class C (adjusted)	(11.95)%	15.43%
Russell 2000® Index	(9.76)%	14.52%
Lipper Small-Cap Core Funds Average	(7.90)%	13.91%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.85% for the Institutional Class shares, 0.95% for Class P shares, 1.20% for Class D shares, 1.20% for Class A shares, and 1.95% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Fundamental PLUS Small Fund seeks total return which exceeds that of the Russell 2000® Index under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE Fundamental US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Fundamental US Small Model Portfolio.

Fund Insights

»

The Fund’s exposure to the RAE Fundamental US Small Model Portfolio outperformed the Russell 2000® Index over reporting period, although posted a negative absolute return, primarily due to the following:

»	Underweight exposure and selection within the health care sector outperformed the benchmark allocation.

»	Stock selection in consumer staples, consumer discretionary and industrial sectors outperformed the benchmark index.

»	Underweight exposure and selection within the financials sector detracted from returns.

»	The Fund’s AR Bond Alpha Strategy detracted from returns over the reporting period, primarily due to the following:

»	U.S. government and rates positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning and positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns as yields in Brazil rose.

»	Holdings of investment grade corporate bonds detracted from returns, as the sector generated negative returns.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS Fund

Institutional Class - PILVX	Class A - PXLVX
Class P - PPLVX	Class C - POLVX
Class D - PDLVX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Short-Term Instruments‡	26.6%
Corporate Bonds & Notes	21.0%
U.S. Treasury Obligations	18.4%
Asset-Backed Securities	17.5%
Non-Agency Mortgage-Backed Securities	10.4%
Other	6.1%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS Fund Institutional	3.62%	7.99%
PIMCO RAE Low Volatility PLUS Fund Class P	3.48%	7.88%
PIMCO RAE Low Volatility PLUS Fund Class D	3.19%	7.54%
PIMCO RAE Low Volatility PLUS Fund Class A	3.14%	7.54%
PIMCO RAE Low Volatility PLUS Fund Class A (adjusted)	(0.73)%	5.72%
PIMCO RAE Low Volatility PLUS Fund Class C	2.40%	6.78%
PIMCO RAE Low Volatility PLUS Fund Class C (adjusted)	1.40%	6.78%
S&P 500 Index	1.78%	7.34%
Lipper Large-Cap Core Funds Average	(1.24)%	4.73%*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.79% for the Institutional Class shares, 0.89% for Class P shares, 1.19% for Class D shares, 1.19% for Class A shares, and 1.94% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Low Volatility PLUS Fund seeks total return which exceeds that of the S&P 500 (the “Benchmark Index”) under normal circumstances by obtaining exposure to a portfolio of stocks (“RAE Low Volatility US Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility US Model Portfolio.

Fund Insights

»	The Fund’s exposure to the RAE Low Volatility US Model Portfolio contributed positively to returns relative to the Benchmark Index over the reporting period, primarily due to the following:

»	Underweight exposure and selection within the financials sector added to returns.

»	Overweight exposure and stock selection within the utilities and telecommunications sectors added to returns.

»	Overweight exposure to the energy sector detracted from returns relative to the benchmark.

»	The Fund’s AR Bond Alpha Strategy detracted from returns over the reporting period, primarily due to the following:

»	U.S. government and rates positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning and positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns, as yields in Brazil rose.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

ANNUAL REPORT	MARCH 31, 2016	11

PIMCO RAE Low Volatility PLUS EMG Fund

Institutional Class - PLVLX	Class A - PLVVX
Class P - PLVWX	Class C - PLVOX
Class D - PLVDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	33.4%
Short-Term Instruments‡	20.9%
Corporate Bonds & Notes	18.0%
Asset-Backed Securities	10.6%
Non-Agency Mortgage-Backed Securities	6.6%
U.S. Government Agencies	5.1%
Sovereign Issues	5.0%
Other	0.4%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS EMG Fund Institutional	(16.14)%	(7.48)%
PIMCO RAE Low Volatility PLUS EMG Fund Class P	(16.21)%	(7.55)%
PIMCO RAE Low Volatility PLUS EMG Fund Class D	(16.27)%	(7.79)%
PIMCO RAE Low Volatility PLUS EMG Fund Class A	(16.42)%	(7.82)%
PIMCO RAE Low Volatility PLUS EMG Fund Class A (adjusted)	(19.57)%	(9.37)%
PIMCO RAE Low Volatility PLUS EMG Fund Class C	(17.01)%	(8.54)%
PIMCO RAE Low Volatility PLUS EMG Fund Class C (adjusted)	(17.83)%	(8.54)%
MSCI Emerging Markets Index (Net Dividends in USD)	(12.03)%	(5.50)%
Lipper Emerging Market Funds Average	(11.58)%	(6.30)%*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.55% for Class D shares, 1.55% for Class A shares, and 2.30% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Low Volatility PLUS EMG Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark Index”) under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Low Volatility Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility Emerging Markets Model Portfolio.

Fund Insights

»	The Fund’s exposure to the RAE Low Volatility Emerging Markets Model Portfolio contributed to returns relative to the Benchmark Index over the reporting period, primarily due to the following:

»	Underweight exposure to and selection within China and Taiwan added to returns.

»	Stock selection within Brazil detracted from returns.

»	Overweight exposure to and selection within the energy sector detracted from returns.

»	The Fund’s AR Bond Alpha Strategy detracted from returns over the reporting period, primarily due to the following:

»	U.S. government rate positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning versus a positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns, as yields in Brazil rose.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS International Fund

Institutional Class - PLVTX	Class A - PLVBX
Class P - PLVZX	Class C - PLVQX
Class D - PLVRX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	41.2%
Corporate Bonds & Notes	21.5%
Asset-Backed Securities	11.3%
Short-Term Instruments‡	9.2%
Non-Agency Mortgage-Backed Securities	6.5%
U.S. Government Agencies	6.1%
Other	4.2%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (12/30/13)
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Institutional Class	(5.30)%	(0.27)%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class P	(5.36)%	(0.34)%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class D	(5.71)%	(0.59)%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class A	(5.66)%	(0.64)%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class A (adjusted)	(9.17)%	(2.31)%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class C	(6.37)%	(1.34)%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class C (adjusted)	(7.27)%	(1.34)%
MSCI EAFE Net Dividend Index (USD Unhedged)	(8.27)%	(3.83)%
Lipper International Multi-Cap Core Funds Average	(7.77)%	(3.81)%*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.82% for the Institutional Class shares, 0.92% for Class P shares, 1.17% for Class D shares, 1.17% for Class A shares, and 1.92% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Low Volatility PLUS International Fund seeks total return which exceeds that of the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark Index”) under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Low Volatility International Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility International Model Portfolio.

Fund Insights

»	The Fund’s exposure to the RAE Low Volatility International Model Portfolio contributed to returns relative to the Benchmark Index over the reporting period, primarily due to the following:

»	Stock selection within Japan and overweight exposure to Canada added to returns.

»	Stock selection within financials was positive.

»	Overweight exposure and stock selection within telecommunication services added to returns.

»	The Fund’s AR Bond Alpha Strategy detracted from returns over the reporting period, primarily due to the following:

»	U.S. government and rates positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning and positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns, as yields in Brazil rose.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

ANNUAL REPORT	MARCH 31, 2016	13

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

Institutional Class - PWWIX	Class A - PWWAX
Class P - PWWPX	Class C - PWWCX
Class D - PWWDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	37.0%
Corporate Bonds & Notes	17.7%
Asset-Backed Securities	13.0%
Non-Agency Mortgage-Backed Securities	11.8%
U.S. Government Agencies	6.6%
Sovereign Issues	6.6%
Short-Term Instruments‡	2.9%
Other	4.4%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (11/30/12)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Institutional Class	(4.97)%	(2.19)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class P	(5.02)%	(2.29)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class D	(5.40)%	(2.58)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class A	(5.40)%	(2.57)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class A (adjusted)	(8.93)%	(3.68)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class C	(6.03)%	(3.29)%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund Class C (adjusted)	(6.97)%	(3.29)%
3 Month USD LIBOR Index	0.37%	0.30%
Lipper Alternative Equity Market Neutral Funds Average	0.18%	1.27%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.00% for the Institutional Class shares, 1.10% for Class P shares, 1.40% for Class D shares, 1.40% for Class A shares, and 2.15% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund seeks total return which exceeds that of its benchmark under normal circumstances by obtaining exposure to a global equity market neutral portfolio of stocks (“RAE Worldwide Fundamental Advantage Model Portfolio”), and complementing this market neutral portfolio with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE Worldwide Fundamental Advantage Model Portfolio seeks to capture the return difference between stocks selected using a framework based on the RAFI® Fundamental Index Methodology® (“RAFI”), which are held long in the model portfolio, and stocks selected based on market capitalization, which are held short in the model portfolio. The stocks held long and short in the RAE Worldwide Fundamental Advantage Model Portfolio are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies across developed and developing countries which satisfy certain liquidity and capacity requirements. Under normal circumstances long and short equity total return swaps are used to obtain the exposures in the RAE Worldwide Fundamental Advantage Model Portfolio, which can be characterized as “market neutral” because the long and the short exposures are intended to offset one another, producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative return of the stocks held long versus the stocks held short.

Fund Insights

»

The Fund’s exposure to the RAE Worldwide Fundamental Advantage Model Portfolio through equity index derivatives had a negative impact on absolute returns, as this index declined over the reporting period, primarily due to the following:

»	Stock selection within Brazil added to returns.

»	Stock selection within Italy, U.K. and U.S. detracted from returns.

»	Exposures to energy and information technology sectors hurt performance.

»	The Fund’s AR Bond Alpha Strategy detracted from returns over the reporting period, primarily due to the following:

»	U.S. government and rates positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning and positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns, as yields in Brazil rose.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

14	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLAX
Class P - PWLPX	Class C - PWLCX
Class D - PWLDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	39.8%
Corporate Bonds & Notes	22.2%
Asset-Backed Securities	10.3%
Short-Term Instruments‡	7.3%
Non-Agency Mortgage-Backed Securities	7.0%
U.S. Government Agencies	6.5%
Sovereign Issues	6.4%
Other	0.5%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional	(1.76)%	(2.05)%
PIMCO RAE Worldwide Long/Short PLUS Fund Class P	(1.90)%	(2.19)%
PIMCO RAE Worldwide Long/Short PLUS Fund Class D	(2.33)%	(2.61)%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	(2.28)%	(2.54)%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	(7.64)%	(6.61)%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	(2.94)%	(3.17)%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	(3.88)%	(3.17)%
3 Month USD LIBOR Index	0.37%	0.35%*
Lipper Alternative Long/Short Equity Funds Average	(4.38)%	(2.84)%*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.19% for the Institutional Class shares, 1.29% for Class P shares, 1.59% for Class D shares, 1.59% for Class A shares, and 2.34% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, by, under normal circumstances, obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complimenting this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC (“Sub-Adviser”), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes.

Fund Insights

»

The Fund’s long/short equity strategy added to performance over the reporting period, as overall long exposure to the RAE Model Portfolios outperformed short exposure to their respective market capitalization-weighted counterparts.

»	The Fund’s AR Bond Alpha Strategy detracted from returns over the reporting period, primarily due to the following:

»	U.S. government and rates positioning detracted from returns, driven by negative duration (or sensitivity to changes in market interest rates) positioning and positive U.S. Treasury total return.

»	Exposure to interest rates in Brazil had a negative impact on returns, as yields in Brazil rose.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

ANNUAL REPORT	MARCH 31, 2016	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,006.30	$5.02	$1,000.00	$1,020.00	$5.05	1.00%
Class P	1,000.00	1,006.20	5.52	1,000.00	1,019.50	5.55	1.10
Class D	1,000.00	1,004.40	7.02	1,000.00	1,018.00	7.06	1.40
Class A	1,000.00	1,004.20	7.01	1,000.00	1,018.00	7.06	1.40
Class C	1,000.00	1,000.70	10.75	1,000.00	1,014.25	10.83	2.15
PIMCO RAE Fundamental PLUS EMG Fund
Institutional Class	$1,000.00	$1,080.00	$6.24	$1,000.00	$1,019.00	$6.06	1.20%
Class P	1,000.00	1,080.00	6.76	1,000.00	1,018.50	6.56	1.30
Administrative Class	1,000.00	1,077.90	7.53	1,000.00	1,017.75	7.31	1.45
Class D	1,000.00	1,078.20	8.31	1,000.00	1,017.00	8.07	1.60
Class A	1,000.00	1,079.30	8.32	1,000.00	1,017.00	8.07	1.60
Class C	1,000.00	1,075.10	12.19	1,000.00	1,013.25	11.83	2.35
PIMCO RAE Fundamental PLUS International Fund
Institutional Class	$1,000.00	$1,015.60	$4.28	$1,000.00	$1,020.75	$4.29	0.85%
Class P	1,000.00	1,013.80	4.78	1,000.00	1,020.25	4.80	0.95
Class D	1,000.00	1,012.10	6.04	1,000.00	1,019.00	6.06	1.20
Class A	1,000.00	1,013.40	6.04	1,000.00	1,019.00	6.06	1.20
Class C	1,000.00	1,009.90	9.80	1,000.00	1,015.25	9.82	1.95

16	PIMCO FUNDAMENTAL INDEX FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental PLUS Small Fund
Institutional Class	$1,000.00	$1,049.80	$4.77	$1,000.00	$1,020.35	$4.70	0.93%
Class P	1,000.00	1,049.30	5.28	1,000.00	1,019.85	5.20	1.03
Class D	1,000.00	1,049.10	6.56	1,000.00	1,018.60	6.46	1.28
Class A	1,000.00	1,048.70	6.56	1,000.00	1,018.60	6.46	1.28
Class C	1,000.00	1,044.20	10.37	1,000.00	1,014.85	10.23	2.03
PIMCO RAE Low Volatility PLUS Fund
Institutional Class	$1,000.00	$1,132.40	$4.80	$1,000.00	$1,020.50	$4.55	0.90%
Class P	1,000.00	1,131.50	5.33	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00	1,129.40	6.92	1,000.00	1,018.50	6.56	1.30
Class A	1,000.00	1,130.00	6.92	1,000.00	1,018.50	6.56	1.30
Class C	1,000.00	1,125.00	10.89	1,000.00	1,014.75	10.33	2.05
PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class	$1,000.00	$1,084.80	$5.26	$1,000.00	$1,019.95	$5.10	1.01%
Class P	1,000.00	1,084.60	5.78	1,000.00	1,019.45	5.60	1.11
Class D	1,000.00	1,083.70	7.35	1,000.00	1,017.95	7.11	1.41
Class A	1,000.00	1,082.20	7.34	1,000.00	1,017.95	7.11	1.41
Class C	1,000.00	1,079.60	11.23	1,000.00	1,014.20	10.88	2.16
PIMCO RAE Low Volatility PLUS International Fund
Institutional Class	$1,000.00	$1,050.10	$4.87	$1,000.00	$1,020.25	$4.80	0.95%
Class P	1,000.00	1,050.00	5.38	1,000.00	1,019.75	5.30	1.05
Class D	1,000.00	1,048.20	6.66	1,000.00	1,018.50	6.56	1.30
Class A	1,000.00	1,047.80	6.66	1,000.00	1,018.50	6.56	1.30
Class C	1,000.00	1,043.70	10.47	1,000.00	1,014.75	10.33	2.05
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,010.40	$5.43	$1,000.00	$1,019.60	$5.45	1.08%
Class P	1,000.00	1,010.40	5.93	1,000.00	1,019.10	5.96	1.18
Class D	1,000.00	1,008.10	7.43	1,000.00	1,017.60	7.47	1.48
Class A	1,000.00	1,008.10	7.43	1,000.00	1,017.60	7.47	1.48
Class C	1,000.00	1,004.60	11.18	1,000.00	1,013.85	11.23	2.23
PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,077.30	$6.60	$1,000.00	$1,018.65	$6.41	1.27%
Class P	1,000.00	1,077.20	7.11	1,000.00	1,018.15	6.91	1.37
Class D	1,000.00	1,075.00	8.66	1,000.00	1,016.65	8.42	1.67
Class A	1,000.00	1,075.30	8.66	1,000.00	1,016.65	8.42	1.67
Class C	1,000.00	1,071.80	12.53	1,000.00	1,012.90	12.18	2.42

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2016	17

Benchmark Descriptions

Index*	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

18	PIMCO FUNDAMENTAL INDEX FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2016	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class
03/31/2016~	$10.86	$0.23		$(0.86)	$(0.63)	$(0.53)	$0.00	$0.00	$(0.53)
03/31/2015~	11.94	0.12		(0.42)	(0.30)	(0.78)	0.00	0.00	(0.78)
03/31/2014~	13.38	0.15		0.03	0.18	(1.62)	0.00	0.00	(1.62)
03/31/2013~	12.09	0.24		1.32	1.56	(0.27)	0.00	0.00	(0.27)
03/31/2012~	13.23	0.27		(0.39)	(0.12)	(1.02)	0.00	0.00	(1.02)
Class P
03/31/2016~	10.86	0.22		(0.88)	(0.66)	(0.52)	0.00	0.00	(0.52)
03/31/2015~	11.91	0.12		(0.39)	(0.27)	(0.78)	0.00	0.00	(0.78)
03/31/2014~	13.35	0.12		0.03	0.15	(1.59)	0.00	0.00	(1.59)
03/31/2013~	12.06	0.27		1.26	1.53	(0.24)	0.00	0.00	(0.24)
03/31/2012~	13.20	0.30		(0.42)	(0.12)	(1.02)	0.00	0.00	(1.02)
Class D
03/31/2016~	10.62	0.18		(0.83)	(0.65)	(0.48)	0.00	0.00	(0.48)
03/31/2015~	11.70	0.09		(0.42)	(0.33)	(0.75)	0.00	0.00	(0.75)
03/31/2014~	13.14	0.09		0.03	0.12	(1.56)	0.00	0.00	(1.56)
03/31/2013~	11.88	0.21		1.23	1.44	(0.18)	0.00	0.00	(0.18)
03/31/2012~	13.02	0.24		(0.39)	(0.15)	(0.99)	0.00	0.00	(0.99)
Class A
03/31/2016~	10.71	0.19		(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)
03/31/2015~	11.76	0.09		(0.39)	(0.30)	(0.75)	0.00	0.00	(0.75)
03/31/2014~	13.20	0.09		0.03	0.12	(1.56)	0.00	0.00	(1.56)
03/31/2013~	11.91	0.21		1.23	1.44	(0.15)	0.00	0.00	(0.15)
03/31/2012~	13.05	0.24		(0.39)	(0.15)	(0.99)	0.00	0.00	(0.99)
Class C
03/31/2016~	10.74	0.11		(0.83)	(0.72)	(0.45)	0.00	0.00	(0.45)
03/31/2015~	11.82	(0.00	)^	(0.42)	(0.42)	(0.66)	0.00	0.00	(0.66)
03/31/2014~	13.29	(0.00	)^	0.03	0.03	(1.50)	0.00	0.00	(1.50)
03/31/2013~	11.97	0.12		1.26	1.38	(0.06)	0.00	0.00	(0.06)
03/31/2012~	13.14	0.15		(0.39)	(0.24)	(0.93)	0.00	0.00	(0.93)

PIMCO RAE Fundamental PLUS EMG Fund
Institutional Class
03/31/2016	$9.44	$0.17		$(1.78)	$(1.61)	$0.00	$0.00	$0.00	$0.00
03/31/2015	9.54	0.07		(0.16)	(0.09)	(0.01)	0.00	0.00	(0.01)
03/31/2014	10.09	0.05		(0.56)	(0.51)	(0.01)	(0.03)	0.00	(0.04)
03/31/2013	10.14	0.11		0.61	0.72	(0.77)	0.00	0.00	(0.77)
03/31/2012	11.24	0.13		(0.91)	(0.78)	(0.32)	0.00	0.00	(0.32)
Class P
03/31/2016	9.44	0.16		(1.77)	(1.61)	0.00	0.00	0.00	0.00
03/31/2015	9.55	0.06		(0.15)	(0.09)	(0.02)	0.00	0.00	(0.02)
03/31/2014	10.12	0.06		(0.60)	(0.54)	(0.00)^	(0.03)	0.00	(0.03)
03/31/2013	10.18	0.09		0.63	0.72	(0.78)	0.00	0.00	(0.78)
03/31/2012	11.24	0.11		(0.90)	(0.79)	(0.27)	0.00	0.00	(0.27)
Administrative Class
03/31/2016	9.37	0.15		(1.77)	(1.62)	0.00	0.00	0.00	0.00
03/31/2015	9.48	0.05		(0.16)	(0.11)	(0.00)^	0.00	0.00	(0.00)^
03/31/2014	10.06	0.03		(0.58)	(0.55)	(0.00)^	(0.03)	0.00	(0.03)
05/31/2012 - 03/31/2013	8.98	0.06		1.81	1.87	(0.79)	0.00	0.00	(0.79)
Class D
03/31/2016	9.35	0.13		(1.76)	(1.63)	0.00	0.00	0.00	0.00
03/31/2015	9.50	0.04		(0.17)	(0.13)	(0.02)	0.00	0.00	(0.02)
05/31/2013 - 03/31/2014	9.77	0.00	^	(0.23)	(0.23)	(0.01)	(0.03)	0.00	(0.04)
Class A
03/31/2016	9.39	0.13		(1.76)	(1.63)	0.00	0.00	0.00	0.00
03/31/2015	9.52	0.04		(0.17)	(0.13)	(0.00)^	0.00	0.00	(0.00)^
05/31/2013 - 03/31/2014	9.77	(0.00	)^	(0.21)	(0.21)	(0.01)	(0.03)	0.00	(0.04)

Please see footnotes on page 26.

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.70	(4.86)%	$535,687	0.94%		0.94%		0.89%		0.89%		2.20%		602%
10.86	(2.61)	2,354,316	0.90		0.90		0.89		0.89		1.13		413
11.94	1.57	3,158,822	0.89		0.89		0.89		0.89		1.09		262
13.38	12.83	3,172,910	0.90		0.90		0.89		0.89		1.94		321
12.09	(0.77)	1,490,114	0.91		0.91		0.89		0.89		2.10		629

9.68	(5.10)	10,230	1.04		1.04		0.99		0.99		2.13		602
10.86	(2.45)	23,634	1.00		1.00		0.99		0.99		1.05		413
11.91	1.45	44,362	0.99		0.99		0.99		0.99		1.01		262
13.35	12.71	51,049	1.00		1.00		0.99		0.99		2.03		321
12.06	(0.81)	22,608	1.01		1.01		0.99		0.99		2.30		629

9.49	(5.23)	13,191	1.34		1.34		1.29		1.29		1.80		602
10.62	(3.02)	47,957	1.30		1.30		1.29		1.29		0.76		413
11.70	1.24	61,031	1.29		1.29		1.29		1.29		0.70		262
13.14	12.24	53,320	1.30		1.30		1.29		1.29		1.73		321
11.88	(1.08)	41,035	1.31		1.31		1.29		1.29		1.90		629

9.53	(5.42)	21,009	1.34		1.34		1.29		1.29		1.86		602
10.71	(2.82)	29,625	1.30		1.30		1.29		1.29		0.74		413
11.76	1.24	76,013	1.29		1.29		1.29		1.29		0.69		262
13.20	12.21	58,810	1.30		1.30		1.29		1.29		1.78		321
11.91	(1.05)	66,096	1.31		1.31		1.29		1.29		1.90		629

9.57	(5.91)	9,959	2.09		2.09		2.04		2.04		1.08		602
10.74	(3.65)	22,367	2.05		2.05		2.04		2.04		0.00	†	413
11.82	0.36	38,619	2.04		2.04		2.04		2.04		(0.08)		262
13.29	11.53	21,996	2.05		2.05		2.04		2.04		1.02		321
11.97	(1.88)	20,658	2.06		2.06		2.04		2.04		1.16		629

$7.83	(17.06)%	$1,973,502	1.17%		1.17%		1.15%		1.15%		2.02%		482%
9.44	(0.94)	3,010,359	1.15		1.15		1.15		1.15		0.73		537
9.54	(5.04)	5,266,628	1.20	(c)	1.20	(c)	1.20	(c)	1.20	(c)	0.55		328
10.09	6.95	5,989,049	1.25		1.25		1.25		1.25		1.08		399
10.14	(6.70)	4,715,043	1.25		1.25		1.25		1.25		1.37		774

7.83	(17.06)	7,589	1.27		1.27		1.25		1.25		1.90		482
9.44	(1.00)	7,575	1.25		1.25		1.25		1.25		0.57		537
9.55	(5.32)	9,259	1.30	(d)	1.30	(d)	1.30	(d)	1.30	(d)	0.60		328
10.12	6.91	5,648	1.35		1.35		1.35		1.35		0.89		399
10.18	(6.86)	2,771	1.35		1.35		1.35		1.35		1.14		774

7.75	(17.29)	265	1.42		1.42		1.40		1.40		1.82		482
9.37	(1.15)	263	1.40		1.40		1.40		1.40		0.48		537
9.48	(5.45)	217	1.45	(c)	1.45	(c)	1.45	(c)	1.45	(c)	0.27		328
10.06	20.64	127	1.50	*	1.50	*	1.50	*	1.50	*	0.73	*	399

7.72	(17.43)	4,809	1.57		1.57		1.55		1.55		1.69		482
9.35	(1.41)	5,393	1.55		1.55		1.55		1.55		0.39		537
9.50	(2.37)	3,420	1.59	*(e)	1.59	*(e)	1.59	*(e)	1.59	*(e)	0.03	*	328

7.76	(17.36)	4,026	1.57		1.57		1.55		1.55		1.55		482
9.39	(1.36)	10,935	1.55		1.55		1.55		1.55		0.36		537
9.52	(2.10)	3,842	1.59	*(e)	1.59	*(e)	1.59	*(e)	1.59	*(e)	(0.00	)*†	328

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2016	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO RAE Fundamental PLUS EMG Fund (Cont.)
Class C
03/31/2016	$9.25	$0.07	$(1.73)	$(1.66)	$0.00	$0.00	$0.00	$0.00
03/31/2015	9.44	(0.03)	(0.16)	(0.19)	(0.00)^	0.00	0.00	(0.00)^
05/31/2013 - 03/31/2014	9.77	(0.06)	(0.24)	(0.30)	(0.00)^	(0.03)	0.00	(0.03)

PIMCO RAE Fundamental PLUS International Fund
Institutional Class
03/31/2016	$8.95	$0.16	$(1.40)	$(1.24)	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2015	12.56	0.24	(1.08)	(0.84)	(0.34)	(2.43)	0.00	(2.77)
03/31/2014	11.26	0.14	2.73	2.87	(1.54)	(0.03)	0.00	(1.57)
03/31/2013	11.37	0.12	1.65	1.77	(1.70)	(0.18)	0.00	(1.88)
09/30/2011 - 03/31/2012	10.00	0.05	1.43	1.48	(0.11)	0.00	0.00	(0.11)
Class P
03/31/2016	8.93	0.14	(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)
05/30/2014 - 03/31/2015	12.91	0.16	(1.37)	(1.21)	(0.34)	(2.43)	0.00	(2.77)
Class D
03/31/2016	8.93	0.13	(1.40)	(1.27)	(0.21)	0.00	0.00	(0.21)
03/31/2015	12.55	0.20	(1.09)	(0.89)	(0.30)	(2.43)	0.00	(2.73)
02/28/2014 - 03/31/2014	12.61	0.01	(0.07)	(0.06)	0.00	0.00	0.00	0.00
Class A
03/31/2016	8.95	0.14	(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)
03/31/2015	12.56	0.20	(1.09)	(0.89)	(0.29)	(2.43)	0.00	(2.72)
02/28/2014 - 03/31/2014	12.61	0.01	(0.06)	(0.05)	0.00	0.00	0.00	0.00
Class C
03/31/2016	8.88	0.07	(1.39)	(1.32)	(0.16)	0.00	0.00	(0.16)
03/31/2015	12.55	0.11	(1.08)	(0.97)	(0.27)	(2.43)	0.00	(2.70)
02/28/2014 - 03/31/2014	12.61	(0.00)^	(0.06)	(0.06)	0.00	0.00	0.00	0.00

PIMCO RAE Fundamental PLUS Small Fund
Institutional Class
03/31/2016	$12.39	$0.25	$(1.51)	$(1.26)	$(0.39)	$(1.92)	$0.00	$(2.31)
03/31/2015	12.33	0.23	0.60	0.83	(0.77)	0.00	0.00	(0.77)
03/31/2014	13.17	0.18	3.03	3.21	(4.00)	(0.05)	0.00	(4.05)
03/31/2013	12.42	0.17	2.62	2.79	(1.83)	(0.21)	0.00	(2.04)
09/30/2011 - 03/31/2012	10.00	0.05	3.13	3.18	(0.76)	0.00	0.00	(0.76)
Class P
03/31/2016	12.38	0.25	(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)
05/30/2014 - 03/31/2015	12.01	0.13	1.02	1.15	(0.78)	0.00	0.00	(0.78)
Class D
03/31/2016	12.37	0.22	(1.52)	(1.30)	(0.36)	(1.92)	0.00	(2.28)
03/31/2015	12.32	0.17	0.63	0.80	(0.75)	0.00	0.00	(0.75)
02/28/2014 - 03/31/2014	12.20	0.02	0.10	0.12	0.00	0.00	0.00	0.00
Class A
03/31/2016	12.34	0.21	(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)
03/31/2015	12.32	0.12	0.66	0.78	(0.76)	0.00	0.00	(0.76)
02/28/2014 - 03/31/2014	12.20	0.02	0.10	0.12	0.00	0.00	0.00	0.00
Class C
03/31/2016	12.27	0.15	(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)
03/31/2015	12.31	0.06	0.63	0.69	(0.73)	0.00	0.00	(0.73)
02/28/2014 - 03/31/2014	12.20	0.01	0.10	0.11	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS Fund
Institutional Class
03/31/2016	$10.81	$0.17	$0.22	$0.39	$(0.07)	$(0.14)	$0.00	$(0.21)
03/31/2015	10.32	0.07	1.09	1.16	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	0.01	0.31	0.32	0.00	0.00	0.00	0.00

Please see footnotes on page 26.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$7.59	(17.95)%	$1,618	2.32%		2.32%		2.30%		2.30%		0.89%		482%
9.25	(2.01)	1,890	2.30		2.30		2.30		2.30		(0.34)		537
9.44	(3.02)	665	2.34	*(e)	2.34	*(e)	2.34	*(e)	2.34	*(e)	(0.75	)*	328

$7.48	(14.06)%	$619,564	0.83%		0.83%		0.82%		0.82%		1.89%		465%
8.95	(6.53)	1,096,358	0.83		0.83		0.82		0.82		2.07		857
12.56	26.29	2,805,349	0.84	(f)	0.84	(f)	0.83	(f)	0.83	(f)	1.18		414
11.26	16.05	3,418,499	0.85		0.85		0.84		0.84		1.05		452
11.37	14.77	1,258,123	0.84	*	0.85	*	0.84	*	0.85	*	0.83	*	347

7.47	(14.14)	3,777	0.93		0.93		0.92		0.92		1.72		465
8.93	(9.17)	2,752	0.93	*	0.93	*	0.92	*	0.92	*	2.00	*	857

7.45	(14.43)	8,135	1.18		1.18		1.17		1.17		1.56		465
8.93	(6.89)	9,814	1.18		1.18		1.17		1.17		1.82		857
12.55	(0.48)	210	1.18	*	1.18	*	1.17	*	1.17	*	1.02	*	414

7.47	(14.37)	2,727	1.18		1.18		1.17		1.17		1.70		465
8.95	(6.96)	2,425	1.18		1.18		1.17		1.17		1.78		857
12.56	(0.40)	4,059	1.18	*	1.18	*	1.17	*	1.17	*	1.10	*	414

7.40	(15.00)	1,434	1.93		1.93		1.92		1.92		0.89		465
8.88	(7.60)	1,859	1.93		1.93		1.92		1.92		1.07		857
12.55	(0.48)	53	1.93	*	1.93	*	1.92	*	1.92	*	0.37	*	414

$8.82	(10.27)%	$47,436	0.87%		0.87%		0.84%		0.84%		2.26%		526%
12.39	6.82	391,557	0.85		0.85		0.84		0.84		1.85		722
12.33	26.01	531,938	0.84		0.84		0.84		0.84		1.36		378
13.17	25.22	526,969	0.84		0.84		0.84		0.84		1.40		385
12.42	32.56	417,462	0.84	*	0.86	*	0.84	*	0.86	*	0.91	*	227

8.81	(10.40)	1,389	0.97		0.97		0.94		0.94		2.21		526
12.38	9.64	4,475	0.95	*	0.95	*	0.94	*	0.94	*	1.31	*	722

8.79	(10.57)	4,550	1.22		1.22		1.19		1.19		2.06		526
12.37	6.56	6,897	1.20		1.20		1.19		1.19		1.41		722
12.32	0.98	637	1.19	*	1.19	*	1.19	*	1.19	*	2.38	*	378

8.77	(10.63)	2,252	1.22		1.22		1.19		1.19		1.93		526
12.34	6.45	6,255	1.20		1.20		1.19		1.19		0.99		722
12.32	0.98	68	1.19	*	1.19	*	1.19	*	1.19	*	2.20	*	378

8.68	(11.24)	4,017	1.97		1.97		1.94		1.94		1.39		526
12.27	5.67	4,536	1.95		1.95		1.94		1.94		0.53		722
12.31	0.90	35	1.94	*	1.94	*	1.94	*	1.94	*	1.47	*	378

$10.99	3.62%	$258,206	0.83%		0.83%		0.79%		0.79%		1.61%		551%
10.81	11.15	1,055,948	0.79		0.79		0.79		0.79		0.63		691
10.32	3.20	107,050	0.79	*	0.96	*	0.79	*	0.96	*	0.43	*	227

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2016	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO RAE Low Volatility PLUS Fund (Cont.)
Class P
03/31/2016	$10.80	$0.17	$0.20	$0.37	$(0.06)	$(0.14)	$0.00	$(0.20)
03/31/2015	10.32	0.05	1.10	1.15	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	0.01	0.31	0.32	0.00	0.00	0.00	0.00
Class D
03/31/2016	10.77	0.12	0.22	0.34	(0.03)	(0.14)	0.00	(0.17)
03/31/2015	10.31	0.02	1.10	1.12	(0.66)	0.00	0.00	(0.66)
12/30/2013 - 03/31/2014	10.00	0.00 ^	0.31	0.31	0.00	0.00	0.00	0.00
Class A
03/31/2016	10.76	0.13	0.20	0.33	(0.03)	(0.14)	0.00	(0.17)
03/31/2015	10.31	0.01	1.11	1.12	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	(0.00)^	0.31	0.31	0.00	0.00	0.00	0.00
Class C
03/31/2016	10.69	0.05	0.20	0.25	(0.00)^	(0.14)	0.00	(0.14)
03/31/2015	10.29	(0.07)	1.11	1.04	(0.64)	0.00	0.00	(0.64)
12/30/2013 - 03/31/2014	10.00	(0.02)	0.31	0.29	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class
03/31/2016	$9.73	$0.11	$(1.68)	$(1.57)	$(0.14)	$0.00	$(0.05)	$(0.19)
03/31/2015	9.96	0.08	(0.02)	0.06	(0.26)	(0.03)	0.00	(0.29)
12/30/2013 - 03/31/2014	10.00	0.01	(0.05)	(0.04)	0.00	0.00	0.00	0.00
Class P
03/31/2016	9.72	0.10	(1.67)	(1.57)	(0.14)	0.00	(0.05)	(0.19)
03/31/2015	9.95	0.07	(0.01)	0.06	(0.26)	(0.03)	0.00	(0.29)
12/30/2013 - 03/31/2014	10.00	0.00	(0.05)	(0.05)	0.00	0.00	0.00	0.00
Class D
03/31/2016	9.68	0.08	(1.66)	(1.58)	(0.13)	0.00	(0.04)	(0.17)
03/31/2015	9.95	0.02	(0.01)	0.01	(0.25)	(0.03)	0.00	(0.28)
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00	0.00
Class A
03/31/2016	9.70	0.07	(1.66)	(1.59)	(0.11)	0.00	(0.05)	(0.16)
03/31/2015	9.95	0.04	(0.02)	0.02	(0.24)	(0.03)	0.00	(0.27)
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00	0.00
Class C
03/31/2016	9.61	0.01	(1.65)	(1.64)	(0.06)	0.00	(0.05)	(0.11)
03/31/2015	9.93	(0.07)	0.01	(0.06)	(0.23)	(0.03)	0.00	(0.26)
12/30/2013 - 03/31/2014	10.00	(0.03)	(0.04)	(0.07)	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS International Fund
Institutional Class
03/31/2016	$10.12	$0.14	$(0.67)	$(0.53)	$(0.43)	$0.00	$0.00	$(0.43)
03/31/2015	10.13	0.12	0.23	0.35	(0.36)	(0.00)^	0.00	(0.36)
12/30/2013 - 03/31/2014	10.00	0.02	0.11	0.13	0.00	0.00	0.00	0.00
Class P
03/31/2016	10.11	0.13	(0.66)	(0.53)	(0.43)	0.00	0.00	(0.43)
03/31/2015	10.13	0.09	0.25	0.34	(0.36)	(0.00)^	0.00	(0.36)
12/30/2013 - 03/31/2014	10.00	0.00 ^	0.13	0.13	0.00	0.00	0.00	0.00
Class D
03/31/2016	10.10	0.10	(0.67)	(0.57)	(0.40)	0.00	0.00	(0.40)
03/31/2015	10.12	0.10	0.23	0.33	(0.35)	(0.00)^	0.00	(0.35)
12/30/2013 - 03/31/2014	10.00	0.00 ^	0.12	0.12	0.00	0.00	0.00	0.00
Class A
03/31/2016	10.09	0.11	(0.67)	(0.56)	(0.41)	0.00	0.00	(0.41)
03/31/2015	10.12	0.08	0.24	0.32	(0.35)	(0.00)^	0.00	(0.35)
12/30/2013 - 03/31/2014	10.00	0.00 ^	0.12	0.12	0.00	0.00	0.00	0.00

Please see footnotes on page 26.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.97	3.48%	$601	0.93%		0.93%		0.89%		0.89%		1.57%		551%
10.80	11.05	1,082	0.89		0.89		0.89		0.89		0.43		691
10.32	3.20	10	0.89	*	1.06	*	0.89	*	1.06	*	0.24	*	227

10.94	3.19	603	1.23		1.23		1.19		1.19		1.13		551
10.77	10.69	5,401	1.19		1.19		1.19		1.19		0.14		691
10.31	3.10	20	1.19	*	1.36	*	1.19	*	1.36	*	0.05	*	227

10.92	3.14	8,357	1.23		1.23		1.19		1.19		1.23		551
10.76	10.73	15,403	1.19		1.19		1.19		1.19		0.05		691
10.31	3.10	10	1.19	*	1.36	*	1.19	*	1.36	*	(0.07	)*	227

10.80	2.40	2,472	1.98		1.98		1.94		1.94		0.45		551
10.69	10.01	9,804	1.94		1.94		1.94		1.94		(0.67)		691
10.29	2.90	10	1.94	*	2.11	*	1.94	*	2.11	*	(0.82	)*	227

$7.97	(16.14)%	$3,467,854	1.00%		1.15%		1.00%		1.15%		1.31%		528%
9.73	0.52	4,607,000	1.00		1.15		1.00		1.15		0.77		344
9.96	(0.40)	2,470,229	1.00	*	1.20	*	1.00	*	1.20	*	0.46	*	25

7.96	(16.21)	212	1.10		1.25		1.10		1.25		1.26		528
9.72	0.53	153	1.10		1.25		1.10		1.25		0.67		344
9.95	(0.50)	10	1.10	*	1.30	*	1.10	*	1.30	*	(0.10	)*	25

7.93	(16.27)	421	1.40		1.55		1.40		1.55		0.98		528
9.68	0.03	499	1.40		1.55		1.40		1.55		0.22		344
9.95	(0.50)	25	1.40	*	1.60	*	1.40	*	1.60	*	(0.30	)*	25

7.95	(16.42)	214	1.40		1.55		1.40		1.55		0.85		528
9.70	0.13	480	1.40		1.55		1.40		1.55		0.34		344
9.95	(0.50)	10	1.40	*	1.60	*	1.40	*	1.60	*	(0.41	)*	25

7.86	(17.01)	255	2.15		2.30		2.15		2.30		0.15		528
9.61	(0.73)	403	2.15		2.30		2.15		2.30		(0.68)		344
9.93	(0.70)	10	2.15	*	2.35	*	2.15	*	2.35	*	(1.16	)*	25

$9.16	(5.30)%	$1,469,785	0.88%		0.88%		0.82%		0.82%		1.40%		573%
10.12	3.61	2,488,373	0.82		0.82		0.82		0.82		1.20		545
10.13	1.30	2,007,386	0.82	*	0.85	*	0.82	*	0.85	*	0.86	*	31

9.15	(5.36)	418	0.98		0.98		0.92		0.92		1.40		573
10.11	3.52	319	0.92		0.92		0.92		0.92		0.92		545
10.13	1.30	33	0.92	*	0.95	*	0.92	*	0.95	*	0.18	*	31

9.13	(5.71)	178	1.23		1.23		1.17		1.17		1.06		573
10.10	3.40	362	1.17		1.17		1.17		1.17		0.95		545
10.12	1.20	21	1.17	*	1.20	*	1.17	*	1.20	*	0.03	*	31

9.12	(5.66)	2,471	1.23		1.23		1.17		1.17		1.13		573
10.09	3.25	1,110	1.17		1.17		1.17		1.17		0.73		545
10.12	1.20	48	1.17	*	1.20	*	1.17	*	1.20	*	0.09	*	31

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2016	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)		Tax Basis Return of Capital(b)		Total Distributions

PIMCO RAE Low Volatility PLUS International Fund (Cont.)
Class C
03/31/2016	$10.03	$0.03	$(0.66)	$(0.63)	$(0.35)	$0.00		$0.00		$(0.35)
03/31/2015	10.10	(0.01)	0.26	0.25	(0.32)	(0.00	)^	0.00		(0.32)
12/30/2013 - 03/31/2014	10.00	(0.02)	0.12	0.10	0.00	0.00		0.00		0.00

PIMCO RAE Worldwide Fundamental Advantage PLUS Fund
Institutional Class
03/31/2016	$9.29	$0.19	$(0.65)	$(0.46)	$(0.07)	$0.00		$(0.00	)^	$(0.07)
03/31/2015	10.06	0.13	(0.71)	(0.58)	(0.19)	0.00		0.00		(0.19)
03/31/2014	10.00	0.09	0.12	0.21	(0.15)	0.00		0.00		(0.15)
11/30/2012 - 03/31/2013	10.00	0.02	0.14	0.16	(0.16)	0.00		0.00		(0.16)
Class P
03/31/2016	9.28	0.18	(0.64)	(0.46)	(0.07)	0.00		(0.00	)^	(0.07)
03/31/2015	10.05	0.14	(0.73)	(0.59)	(0.18)	0.00		0.00		(0.18)
03/31/2014	10.01	0.09	0.09	0.18	(0.14)	0.00		0.00		(0.14)
Class D
03/31/2016	9.29	0.15	(0.65)	(0.50)	(0.05)	0.00		(0.00	)^	(0.05)
03/31/2015	10.05	0.09	(0.70)	(0.61)	(0.15)	0.00		0.00		(0.15)
03/31/2014	10.01	0.05	0.11	0.16	(0.12)	0.00		0.00		(0.12)
Class A
03/31/2016	9.27	0.15	(0.65)	(0.50)	(0.05)	0.00		(0.00	)^	(0.05)
03/31/2015	10.04	0.10	(0.72)	(0.62)	(0.15)	0.00		0.00		(0.15)
03/31/2014	10.01	0.06	0.11	0.17	(0.14)	0.00		0.00		(0.14)
Class C
03/31/2016	9.21	0.08	(0.64)	(0.56)	(0.00)^	0.00		(0.00	)^	(0.00)^
03/31/2015	9.99	0.02	(0.70)	(0.68)	(0.10)	0.00		0.00		(0.10)
03/31/2014	10.01	(0.02)	0.10	0.08	(0.10)	0.00		0.00		(0.10)

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class
03/31/2016	$9.82	$0.15	$(0.33)	$(0.18)	$(0.31)	$0.00		$0.00		$(0.31)
12/04/2014 - 03/31/2015	10.00	0.02	(0.12)	(0.10)	(0.08)	0.00		0.00		(0.08)
Class P
03/31/2016	9.82	0.14	(0.34)	(0.20)	(0.30)	0.00		0.00		(0.30)
12/04/2014 - 03/31/2015	10.00	0.01	(0.11)	(0.10)	(0.08)	0.00		0.00		(0.08)
Class D
03/31/2016	9.81	0.11	(0.35)	(0.24)	(0.24)	0.00		0.00		(0.24)
12/04/2014 - 03/31/2015	10.00	(0.00)^	(0.11)	(0.11)	(0.08)	0.00		0.00		(0.08)
Class A
03/31/2016	9.82	0.11	(0.34)	(0.23)	(0.29)	0.00		0.00		(0.29)
12/04/2014 - 03/31/2015	10.00	(0.00)^	(0.11)	(0.11)	(0.07)	0.00		0.00		(0.07)
Class C
03/31/2016	9.81	0.04	(0.33)	(0.29)	(0.24)	0.00		0.00		(0.24)
12/04/2014 - 03/31/2015	10.00	(0.02)	(0.11)	(0.13)	(0.06)	0.00		0.00		(0.06)

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount rounding to less than 0.005%.
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied. See Note 12 in the Notes to Financial Statements.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.40%.
(e)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.45%.
(f)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.57%.
(g)

Includes reimbursement by Adviser. See Note 8 in the Notes to Financial Statements. Excluding such reimbursement, the Total Return would have been (0.96)% for the Institutional Class, (1.10)% for Class P, (1.13)% for Class D, (1.18)% for Class A, and (1.37)% for Class C.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.05	(6.37)%		$338	1.98%		1.98%		1.92%		1.92%		0.36%		573%
10.03	2.59		325	1.92		1.92		1.92		1.92		(0.11)		545
10.10	1.00		15	1.92	*	1.95	*	1.92	*	1.95	*	(0.79	)*	31

$8.76	(4.97)%		$578,248	1.03%		1.03%		0.99%		0.99%		2.07%		530%
9.29	(5.77)		1,822,885	1.00		1.00		0.99		0.99		1.37		561
10.06	2.14		3,699,023	0.99		0.99		0.99		0.99		0.87		394
10.00	1.57		2,509,511	0.99	*	1.01	*	0.99	*	1.01	*	0.46	*	127

8.75	(5.02)		19	1.13		1.13		1.09		1.09		2.01		530
9.28	(5.87)		20	1.10		1.10		1.09		1.09		1.44		561
10.05	1.85		61	1.09		1.09		1.09		1.09		0.91		394

8.74	(5.40)		35	1.43		1.43		1.39		1.39		1.69		530
9.29	(6.11)		75	1.40		1.40		1.39		1.39		0.96		561
10.05	1.64		144	1.39		1.39		1.39		1.39		0.51		394

8.72	(5.40)		172	1.43		1.43		1.39		1.39		1.69		530
9.27	(6.15)		277	1.40		1.40		1.39		1.39		1.01		561
10.04	1.71		514	1.39		1.39		1.39		1.39		0.60		394

8.65	(6.03)		37	2.18		2.18		2.14		2.14		0.94		530
9.21	(6.83)		62	2.15		2.15		2.14		2.14		0.23		561
9.99	0.87		79	2.14		2.14		2.14		2.14		(0.17)		394

$9.33	(1.76)%		$1,892,173	1.22%		1.22%		1.19%		1.19%		1.56%		529%
9.82	(0.96	)(g)	3,224,507	1.19	*	1.19	*	1.19	*	1.19	*	0.52	*	136

9.32	(1.90)		31	1.32		1.32		1.29		1.29		1.51		529
9.82	(1.00	)(g)	11	1.29	*	1.29	*	1.29	*	1.29	*	0.45	*	136

9.33	(2.33)		26	1.62		1.62		1.59		1.59		1.12		529
9.81	(1.13	)(g)	197	1.59	*	1.59	*	1.59	*	1.59	*	(0.01	)*	136

9.30	(2.28)		76	1.62		1.62		1.59		1.59		1.19		529
9.82	(1.08	)(g)	62	1.59	*	1.59	*	1.59	*	1.59	*	0.10	*	136

9.28	(2.94)		21	2.37		2.37		2.34		2.34		0.43		529
9.81	(1.27	)(g)	22	2.34	*	2.34	*	2.34	*	2.34	*	(0.64	)*	136

ANNUAL REPORT	MARCH 31, 2016	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund	PIMCO RAE Fundamental PLUS Small Fund

Assets:
Investments, at value
Investments in securities*	$639,682	$2,102,853	$752,778	$50,648
Investments in Affiliates	94,003	79,109	18,880	10,463
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,146	2,811	795	91
Over the counter	59,996	95,839	21,335	3,547
Cash	0	277	0	1
Deposits with counterparty	2,380	5,471	859	1,500
Foreign currency, at value	369	3,557	1,670	172
Receivable for investments sold	8,870	10,953	9,774	10
Receivable for TBA investments sold	366,820	421,502	192,041	35,132
Receivable for Fund shares sold	107	3,608	677	875
Interest and/or dividends receivable	3,304	9,409	4,015	188
Dividends receivable from Affiliates	47	33	35	9
Total Assets	1,176,724	2,735,422	1,002,859	102,636

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$76,314	$44,262	$34,997	$306
Payable for short sales	26,695	84,835	52,271	103
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,025	5,464	1,811	139
Over the counter	23,305	195,844	85,142	3,634
Payable for investments purchased	339	363	770	4
Payable for investments in Affiliates purchased	47	33	35	9
Payable for TBA investments purchased	402,021	403,021	190,631	35,147
Deposits from counterparty	45,270	7,575	700	3,590
Payable for Fund shares redeemed	10,089	364	364	13
Overdraft due to custodian	15	0	0	0
Accrued investment advisory fees	361	1,361	343	29
Accrued supervisory and administrative fees	147	482	152	13
Accrued distribution fees	9	2	3	3
Accrued servicing fees	7	1	1	1
Accrued reimbursement to PIMCO	0	0	0	0
Other liabilities	4	6	2	1
Total Liabilities	586,648	743,613	367,222	42,992

Net Assets	$590,076	$1,991,809	$635,637	$59,644

Net Assets Consist of:
Paid in capital	$1,775,760	$2,557,625	$834,129	$82,332
(Overdistributed) net investment income	(76,690)	(64,705)	(477)	(1,780)
Accumulated undistributed net realized gain (loss)	(1,144,056)	(393,412)	(119,471)	(19,943)
Net unrealized appreciation (depreciation)	35,062	(107,699)	(78,544)	(965)
	$590,076	$1,991,809	$635,637	$59,644

Cost of investments in securities	$621,316	$2,036,669	$746,892	$50,520
Cost of investments in Affiliates	$93,979	$79,094	$18,875	$10,458
Cost of foreign currency held	$332	$3,518	$1,661	$173
Proceeds received on short sales	$26,584	$84,590	$52,146	$102
Cost or premiums of financial derivative instruments, net	$(4,526)	$(9,149)	$(4,771)	$(1,651)

* Includes repurchase agreements of:	$574	$0	$558	$545

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$251,075	$3,054,002	$1,866,493	$619,220	$2,338,323
86,377	805,202	80,747	16,244	109,776

409	4,483	1,981	1,156	2,917
26,616	115,142	24,420	103,136	208,668
1	569	1	105	4,861
2,239	6,082	8,192	1,986	2,247
0	6,315	378	1,443	7,465
1,453	39,082	9,272	5,617	12,223
124,185	878,175	523,203	251,700	696,970
10	0	67	1	1
978	12,979	7,443	2,223	10,172
40	482	48	7	22
493,383	4,922,513	2,522,245	1,002,838	3,393,645

$52,208	$0	$263,032	$16,170	$267,185
7,656	150,346	151,067	35,220	153,770

636	8,527	4,093	1,714	6,152
10,439	381,225	77,918	112,874	199,639
0	1,358	76	0	5,952
40	482	48	7	22
132,117	902,059	547,488	252,099	697,408
19,746	6,356	4,301	5,755	118,226
5	0	0	0	50,803
100	0	0	0	0
130	1,960	714	363	1,703
62	840	313	123	453
2	0	0	0	0
2	0	1	0	0
0	366	0	0	0
1	38	4	2	5
223,144	1,453,557	1,049,055	424,327	1,501,318

$270,239	$3,468,956	$1,473,190	$578,511	$1,892,327

$283,865	$4,057,998	$1,573,706	$886,634	$2,124,694
(23,112)	(53,796)	(1,085)	(4,044)	(30,967)
216	(210,722)	14,765	(271,227)	(201,934)
9,270	(324,524)	(114,196)	(32,852)	534
$270,239	$3,468,956	$1,473,190	$578,511	$1,892,327

$253,409	$3,034,304	$1,871,846	$622,166	$2,314,943
$86,351	$804,828	$80,726	$16,240	$109,754
$0	$6,297	$370	$1,428	$7,376
$7,625	$149,782	$148,498	$35,120	$153,094
$(2,282)	$(14,821)	$(6,824)	$(2,436)	$(12,905)

$546	$0	$89,201	$0	$33,500

ANNUAL REPORT	MARCH 31, 2016	29

Statements of Assets and Liabilities (Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund	PIMCO RAE Fundamental PLUS Small Fund

Net Assets:
Institutional Class	$535,687	$1,973,502	$619,564	$47,436
Class P	10,230	7,589	3,777	1,389
Administrative Class	NA	265	NA	NA
Class D	13,191	4,809	8,135	4,550
Class A	21,009	4,026	2,727	2,252
Class C	9,959	1,618	1,434	4,017

Shares Issued and Outstanding:
Institutional Class	55,244	252,114	82,875	5,377
Class P	1,057	970	506	158
Administrative Class	NA	34	NA	NA
Class D	1,390	623	1,091	518
Class A	2,205	519	365	257
Class C	1,041	213	194	462

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.70	$7.83	$7.48	$8.82
Class P	9.68	7.83	7.47	8.81
Administrative Class	NA	7.75	NA	NA
Class D	9.49	7.72	7.45	8.79
Class A	9.53	7.76	7.47	8.77
Class C	9.57	7.59	7.40	8.68

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$258,206	$3,467,854	$1,469,785	$578,248	$1,892,173
601	212	418	19	31
NA	NA	NA	NA	NA
603	421	178	35	26
8,357	214	2,471	172	76
2,472	255	338	37	21

23,497	435,024	160,519	66,000	202,844
55	27	46	2	3
NA	NA	NA	NA	NA
55	53	19	4	3
765	27	271	20	8
229	32	37	4	2

$10.99	$7.97	$9.16	$8.76	$9.33
10.97	7.96	9.15	8.75	9.32
NA	NA	NA	NA	NA
10.94	7.93	9.13	8.74	9.33
10.92	7.95	9.12	8.72	9.30
10.80	7.86	9.05	8.65	9.28

ANNUAL REPORT	MARCH 31, 2016	31

Statements of Operations

Year Ended March 31, 2016
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Fundamental PLUS EMG Fund	PIMCO RAE Fundamental PLUS International Fund	PIMCO RAE Fundamental PLUS Small Fund

Investment Income:
Interest, net of foreign taxes*	$45,052	$70,044	$21,195	$7,261
Dividends	942	900	494	166
Dividends from Investments in Affiliates	870	1,359	633	130
Total Income	46,864	72,303	22,322	7,557

Expenses:
Investment advisory fees	9,597	19,264	4,670	1,425
Supervisory and administrative fees	3,872	6,828	2,062	622
Distribution and/or servicing fees - Administrative Class	0	1	0	0
Distribution and/or servicing fees - Class D	90	10	19	14
Distribution fees - Class C	109	14	14	34
Servicing fees - Class A	53	18	7	11
Servicing fees - Class C	37	5	4	11
Trustee fees	10	13	5	2
Interest expense	710	490	118	81
Miscellaneous expense	6	6	2	0
Total Expenses	14,484	26,649	6,901	2,200
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	14,484	26,649	6,901	2,200

Net Investment Income	32,380	45,654	15,421	5,357

Net Realized Gain (Loss):
Investments in securities	(57,016)	(109,720)	(56,913)	(16,708)
Investments in Affiliates	(43)	(206)	(142)	20
Exchange-traded or centrally cleared financial derivative instruments	(52,871)	(38,094)	(30,451)	(12,491)
Over the counter financial derivative instruments	(116,561)	(346,051)	(48,235)	(15,425)
Short sales	0	0	0	0
Foreign currency	(2,830)	(3,627)	(1,103)	161

Net Realized (Loss)	(229,321)	(497,698)	(136,844)	(44,443)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	23,653	68,499	55,547	7,975
Investments in Affiliates	(35)	(63)	(9)	(4)
Exchange-traded or centrally cleared financial derivative instruments	12,766	(19,420)	4,439	6,223
Over the counter financial derivative instruments	54,321	(33,880)	(41,520)	(19,080)
Short sales	0	0	0	0
Foreign currency assets and liabilities	232	314	260	80

Net Change in Unrealized Appreciation (Depreciation)	90,937	15,450	18,717	(4,806)

Net (Decrease) in Net Assets Resulting from Operations	$(106,004)	$(436,594)	$(102,706)	$(43,892)

* Foreign tax withholdings	$1	$10	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$17,349	$82,053	$42,082	$41,760	$80,963
15	14	14	479	0
560	3,300	946	1,333	2,406
17,924	85,367	43,042	43,572	83,369

3,979	31,322	10,806	10,443	28,130
1,865	11,057	4,743	3,528	7,482
0	0	0	0	0
4	2	1	0	0
33	2	3	0	0
23	1	5	1	0
11	1	1	0	0
5	20	11	9	16
312	175	1,044	524	1,028
2	185	4	0	53
6,234	42,765	16,618	14,505	36,709
0	(5,548)	0	0	(2)
6,234	37,217	16,618	14,505	36,707

11,690	48,150	26,424	29,067	46,662

(19,956)	(107,736)	(77,352)	(78,212)	(119,990)
20	(261)	(31)	(674)	87
(46,692)	(161,000)	(90,078)	(43,224)	(153,018)
44,362	(255,533)	137,211	(118,080)	117,557
(287)	0	(605)	0	0
(1,312)	(8,234)	(4,795)	17	3,403

(23,865)	(532,764)	(35,650)	(240,173)	(151,961)

2,734	74,211	60,863	30,704	71,400
(34)	455	(82)	(27)	(133)
26,579	56,905	31,096	17,669	(24,804)
(26,978)	(303,491)	(183,569)	57,551	(68,420)
450	0	(449)	0	0
82	858	447	408	475

2,833	(171,062)	(91,694)	106,305	(21,482)

$(9,342)	$(655,676)	$(100,920)	$(104,801)	$(126,781)

$0	$0	$0	$0	$4

ANNUAL REPORT	MARCH 31, 2016	33

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE Fundamental PLUS EMG Fund		PIMCO RAE Fundamental PLUS International Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$32,380	$35,236	$45,654	$29,223	$15,421	$40,424
Net realized gain (loss)	(229,321)	(140,378)	(497,698)	166,689	(136,844)	249,491
Net change in unrealized appreciation (depreciation)	90,937	5,476	15,450	(133,800)	18,717	(449,470)

Net Increase (Decrease) in Net Assets Resulting from Operations	(106,004)	(99,666)	(436,594)	62,112	(102,706)	(159,555)

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(87,159)	(196,851)	0	(4,906)	(21,309)	(57,941)
Class P	(989)	(2,944)	0	(75)	(36)	(35)
Class D	(2,061)	(4,085)	0	(17)	(179)	(304)
Class A	(1,216)	(3,850)	0	(1)	(73)	(97)
Class C	(764)	(1,976)	0	0	(37)	(24)
From net realized capital gains(a)
Institutional Class	0	0	0	0	0	(410,396)
Class P	0	0	0	0	0	(326)
Class D	0	0	0	0	0	(3,909)
Class A	0	0	0	0	0	(1,120)
Class C	0	0	0	0	0	(253)
Tax basis return of capital(a)
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0

Total Distributions	(92,189)	(209,706)	0	(4,999)	(21,634)	(474,405)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(1,689,630)	(591,576)	(608,012)	(2,304,729)	(353,231)	(1,062,503)

Total Increase (Decrease) in Net Assets	(1,887,823)	(900,948)	(1,044,606)	(2,247,616)	(477,571)	(1,696,463)

Net Assets:
Beginning of year	2,477,899	3,378,847	3,036,415	5,284,031	1,113,208	2,809,671
End of year*	$590,076	$2,477,899	$1,991,809	$3,036,415	$635,637	$1,113,208

* Including undistributed (overdistributed) net investment income of:	$(76,690)	$22,027	$(64,705)	$(64,050)	$(477)	$(9,739)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Fundamental PLUS Small Fund		PIMCO RAE Low Volatility PLUS Fund		PIMCO RAE Low Volatility PLUS EMG Fund		PIMCO RAE Low Volatility PLUS International Fund

Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

$5,357	$7,930	$11,690	$5,394	$48,150	$34,731	$26,424	$37,229
(44,443)	60,657	(23,865)	78,119	(532,764)	64,703	(35,650)	45,626
(4,806)	(41,530)	2,833	3,728	(171,062)	(228,760)	(91,694)	(31,448)

(43,892)	27,057	(9,342)	87,241	(655,676)	(129,326)	(100,920)	51,407

(8,591)	(26,094)	(3,889)	(83,750)	(61,857)	(120,424)	(81,031)	(96,344)
(122)	(116)	(3)	(53)	(4)	(5)	(21)	(14)
(209)	(449)	(2)	(240)	(17)	(20)	(13)	(92)
(137)	(163)	(23)	(727)	(5)	(47)	(77)	(46)
(131)	(179)	(1)	(461)	(2)	(5)	(14)	(5)

(31,894)	0	(6,325)	0	0	(12,711)	0	(445)
(426)	0	(8)	0	0	(1)	0	0
(821)	0	(10)	0	0	(1)	0	0
(468)	0	(85)	0	0	(6)	0	0
(746)	0	(41)	0	0	(1)	0	0

0	0	0	0	(19,997)	0	0	0
0	0	0	0	(1)	0	0	0
0	0	0	0	(4)	0	0	0
0	0	0	0	(2)	0	0	0
0	0	0	0	(2)	0	0	0

(43,545)	(27,001)	(10,387)	(85,231)	(81,891)	(133,221)	(81,156)	(96,946)

(266,639)	(119,014)	(797,670)	978,528	(402,012)	2,400,798	(835,223)	528,525

(354,076)	(118,958)	(817,399)	980,538	(1,139,579)	2,138,251	(1,017,299)	482,986

413,720	532,678	1,087,638	107,100	4,608,535	2,470,284	2,490,489	2,007,503
$59,644	$413,720	$270,239	$1,087,638	$3,468,956	$4,608,535	$1,473,190	$2,490,489

$(1,780)	$1,868	$(23,112)	$(5,073)	$(53,796)	$(19,164)	$(1,085)	$3,398

ANNUAL REPORT	MARCH 31, 2016	35

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Inception date through March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$29,067	$46,380	$46,662	$3,912
Net realized (loss)	(240,173)	(74,870)	(151,961)	(17,952)
Net change in unrealized appreciation (depreciation)	106,305	(178,989)	(21,482)	22,016

Net Increase (Decrease) in Net Assets Resulting from Operations	(104,801)	(207,479)	(126,781)	7,976

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(12,706)	(56,392)	(96,954)	(16,601)
Class P	(0)	0	(1)	0
Class D	(0)	(2)	(2)	0
Class A	(1)	(6)	(3)	0
Class C	(0)	(1)	(1)	0
From net realized capital gains(a)
Institutional Class	0	0	0	0
Class P	0	0	0	0
Class D	0	0	0	0
Class A	0	0	0	0
Class C	0	0	0	0
Tax basis return of capital(a)
Institutional Class	(293)	0	0	0
Class P	(0)	0	0	0
Class D	(0)	0	0	0
Class A	(0)	0	0	0
Class C	(0)	0	0	0

Total Distributions	(13,000)	(56,401)	(96,961)	(16,601)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(1,127,007)	(1,612,622)	(1,108,730)	3,233,424

Total Increase (Decrease) in Net Assets	(1,244,808)	(1,876,502)	(1,332,472)	3,224,799

Net Assets:
Beginning of year or period	1,823,319	3,699,821	3,224,799	0
End of year or period*	$578,511	$1,823,319	$1,892,327	$3,224,799

* Including (overdistributed) net investment income of:	$(4,044)	$(28,936)	$(30,967)	$(20,944)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.4%

BANK LOAN OBLIGATIONS 1.1%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$1,050	$1,046
Charter Communications Operating LLC
3.500% due 01/24/2023		1,100	1,103
Chrysler Group LLC
3.500% due 05/24/2017		2,884	2,887
Community Health Systems, Inc.
3.683% - 3.886% due 12/31/2018		1,379	1,368

Total Bank Loan Obligations (Cost $6,397)			6,404

CORPORATE BONDS & NOTES 20.8%

BANKING & FINANCE 13.1%
ABN AMRO Bank NV
4.750% due 07/28/2025		400	404
American International Group, Inc.
4.125% due 02/15/2024		2,100	2,193
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048		1,761	1,783
Banco del Estado de Chile
4.125% due 10/07/2020		5,600	5,930
Banco do Brasil S.A.
3.875% due 10/10/2022		4,085	3,536
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,300	1,459
Banco Santander Chile
1.517% due 04/11/2017		$200	199
Bank of America Corp.
3.300% due 01/11/2023		1,000	1,010
Bank of America N.A.
6.000% due 10/15/2036		1,200	1,462
Barclays Bank PLC
7.625% due 11/21/2022		1,800	1,938
7.750% due 04/10/2023		1,200	1,262
Bear Stearns Cos. LLC
7.250% due 02/01/2018		4,300	4,724
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		600	581
Citigroup, Inc.
5.950% due 05/15/2025 (e)		1,600	1,542
Credit Agricole S.A.
8.125% due 12/23/2025 (e)		600	601
Ford Motor Credit Co. LLC
3.984% due 06/15/2016		3,500	3,522
GSPA Monetization Trust
6.422% due 10/09/2029		127	145
HSBC Bank USA N.A.
6.000% due 08/09/2017		2,400	2,527
International Lease Finance Corp.
6.750% due 09/01/2016		950	966
Intesa Sanpaolo SpA
2.375% due 01/13/2017		11,500	11,552
KBC Bank NV
8.000% due 01/25/2023		600	650
LeasePlan Corp. NV
3.000% due 10/23/2017		4,300	4,337
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		5,000	6,742
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	300	418
Nationwide Building Society
3.900% due 07/21/2025		$400	423
Nykredit Realkredit A/S
2.000% due 04/01/2016	DKK	15,600	2,381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		$1,200	$1,243
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		2,600	2,847
Royal Bank of Scotland PLC
9.500% due 03/16/2022		3,900	4,133
13.125% due 03/19/2022	AUD	1,100	903
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		$3,328	3,376
UBS AG
5.125% due 05/15/2024		800	813
7.625% due 08/17/2022		550	631
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		500	502
4.125% due 09/24/2025		500	502

			77,237

INDUSTRIALS 5.7%
AbbVie, Inc.
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		300	316
4.500% due 05/14/2035		200	208
4.700% due 05/14/2045		200	214
Actavis Funding SCS
2.350% due 03/12/2018		3,100	3,138
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		800	823
3.650% due 02/01/2026		1,000	1,053
Braskem Finance Ltd.
5.750% due 04/15/2021		7,700	7,392
CCO Safari LLC
3.579% due 07/23/2020		300	307
4.464% due 07/23/2022		500	524
4.908% due 07/23/2025		1,000	1,057
6.384% due 10/23/2035		200	221
6.484% due 10/23/2045		400	446
6.834% due 10/23/2055		100	108
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		4,700	5,345
CVS Health Corp.
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		1,100	1,190
4.875% due 07/20/2035		300	336
5.125% due 07/20/2045		400	465
HCA, Inc.
3.750% due 03/15/2019		2,200	2,259
Kraft Heinz Foods Co.
1.600% due 06/30/2017		400	401
2.000% due 07/02/2018		400	404
2.800% due 07/02/2020		200	205
3.500% due 07/15/2022		100	105
3.950% due 07/15/2025		100	107
5.000% due 07/15/2035		100	111
5.200% due 07/15/2045		200	225
QUALCOMM, Inc.
4.650% due 05/20/2035		400	411
4.800% due 05/20/2045		600	596
Reynolds American, Inc.
4.000% due 06/12/2022		200	218
4.450% due 06/12/2025		900	992
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)		4,000	4,200

			33,588

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.0%
AT&T, Inc.
2.450% due 06/30/2020		$200	$202
3.000% due 06/30/2022		800	813
4.500% due 05/15/2035		100	99
4.750% due 05/15/2046		200	196
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		200	202
Petrobras Global Finance BV
2.762% due 01/15/2019		400	326
3.002% due 03/17/2017		1,200	1,161
3.250% due 03/17/2017		2,400	2,361
3.522% due 03/17/2020		1,700	1,313
3.750% due 01/14/2021	EUR	400	359
4.875% due 03/17/2020		$400	334
6.250% due 12/14/2026	GBP	500	502
7.875% due 03/15/2019		$600	577
Telefonica Chile S.A.
3.875% due 10/12/2022		2,400	2,450
Verizon Communications, Inc.
5.150% due 09/15/2023		800	925

			11,820

Total Corporate Bonds & Notes (Cost $120,742)			122,645

MUNICIPAL BONDS & NOTES 2.1%

CALIFORNIA 0.0%
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035		200	232

ILLINOIS 1.5%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040		1,200	1,334
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		800	953
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		500	512
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		1,285	1,388
6.725% due 04/01/2035		585	639
7.350% due 07/01/2035		3,500	3,828

			8,654

NEW JERSEY 0.2%
Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (b)		1,935	1,561

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050		1,500	2,282

Total Municipal Bonds & Notes (Cost $11,383)			12,729

U.S. GOVERNMENT AGENCIES 14.5%
Fannie Mae
1.961% due 07/01/2035		661	699
2.197% due 03/01/2034		407	423
2.310% due 08/01/2022		200	205

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	37

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.459% due 12/01/2034		$274	$289
2.870% due 09/01/2027		1,000	1,031
3.820% due 09/01/2021		4,742	5,187
4.500% due 09/25/2040		2,063	2,518
6.000% due 05/01/2036 - 04/01/2041		3,385	3,862
6.500% due 09/01/2036		478	547
Fannie Mae, TBA
3.500% due 04/01/2046		7,600	7,971
4.000% due 04/01/2046		4,200	4,489
4.500% due 06/01/2046		8,000	8,685
5.000% due 04/01/2046		8,000	8,853
5.500% due 04/01/2046 - 05/01/2046		8,000	8,966
Freddie Mac
3.500% due 07/15/2042		6,046	6,279
6.500% due 05/01/2035		665	777
Freddie Mac, TBA
5.000% due 04/01/2046		5,000	5,497
5.500% due 04/01/2046		2,000	2,227
Ginnie Mae, TBA
3.500% due 04/01/2046		7,000	7,389
4.000% due 04/20/2046		4,000	4,279
5.000% due 04/01/2046		3,000	3,308
Small Business Administration
5.490% due 03/01/2028		177	200
6.020% due 08/01/2028		1,509	1,725

Total U.S. Government Agencies (Cost $83,811)			85,406

U.S. TREASURY OBLIGATIONS 30.6%
U.S. Treasury Bonds
2.500% due 02/15/2046		3,600	3,511
U.S. Treasury Inflation Protected Securities (d)
0.750% due 02/15/2045		7,747	7,516
1.750% due 01/15/2028 (i)(k)		17,188	19,959
2.000% due 01/15/2026		5,729	6,717
2.375% due 01/15/2025		1,508	1,798
2.375% due 01/15/2027		11,630	14,225
U.S. Treasury Notes
2.125% due 05/15/2025 (g)(i)(k)		76,650	79,068
2.375% due 08/15/2024 (g)(i)(k)		45,300	47,736

Total U.S. Treasury Obligations (Cost $173,859)			180,530

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.9%
Banc of America Commercial Mortgage Trust
5.543% due 06/10/2049		5,704	5,845
Banc of America Funding Trust
5.089% due 09/20/2046 ^		9,656	7,836
Bear Stearns Adjustable Rate Mortgage Trust
2.651% due 08/25/2033		357	355
Bear Stearns ALT-A Trust
3.006% due 05/25/2035		341	334
Chase Mortgage Finance Trust
5.433% due 09/25/2036 ^		2,272	1,989
Citigroup Mortgage Loan Trust, Inc.
0.673% due 11/25/2036		1,500	1,309
Countrywide Alternative Loan Trust
0.603% due 11/25/2036		7,723	7,607
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^		2,396	2,107
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		2,311	2,348
Eddystone Finance PLC
1.114% due 04/19/2021	GBP	3,899	5,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Alternative Mortgage Securities Trust
2.458% due 06/25/2036		$7,183	$5,846
First Horizon Mortgage Pass-Through Trust
2.811% due 05/25/2034		68	67
Greenwich Capital Commercial Funding Corp. Trust
5.892% due 07/10/2038		136	136
IndyMac Mortgage Loan Trust
0.633% due 11/25/2046		19,680	13,953
JPMorgan Alternative Loan Trust
3.198% due 11/25/2036 ^		5,236	4,677
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		1,159	1,180
JPMorgan Mortgage Trust
2.278% due 07/27/2037		1,099	1,023
2.502% due 07/25/2035		1,433	1,410
2.948% due 04/25/2036 ^		11,522	10,533
5.750% due 01/25/2036 ^		77	66
Leek Finance PLC
0.868% due 12/21/2037	GBP	2,086	3,187
0.883% due 09/21/2038		$207	219
Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045		499	511
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^		220	167
Prime Mortgage Trust
6.000% due 06/25/2036 ^		911	806
RBSSP Resecuritization Trust
0.686% due 02/26/2037		4,143	3,888
Sequoia Mortgage Trust
2.919% due 09/20/2046 ^		1,369	1,102
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		1,218	1,228
Thornburg Mortgage Securities Trust
1.930% due 03/25/2044		1,210	1,178
2.229% due 12/25/2044		1,534	1,513
WaMu Mortgage Pass-Through Certificates Trust
2.226% due 06/25/2037 ^		1,339	1,167
2.584% due 01/25/2035		757	756
Wells Fargo Mortgage-Backed Securities Trust
2.750% due 12/25/2034		133	134
2.834% due 07/25/2036 ^		3,028	2,899
2.836% due 06/25/2035		863	876

Total Non-Agency Mortgage-Backed Securities (Cost $90,110)			93,704

ASSET-BACKED SECURITIES 10.5%
Bear Stearns Asset-Backed Securities Trust
1.103% due 06/25/2035		10,000	8,623
Citigroup Mortgage Loan Trust, Inc.
1.333% due 09/25/2035 ^		3,400	1,896
Countrywide Asset-Backed Certificates
1.483% due 08/25/2035		8,500	7,547
Fremont Home Loan Trust
0.923% due 07/25/2035		200	175
Hillmark Funding Ltd.
0.868% due 05/21/2021		1,996	1,954
IXIS Real Estate Capital Trust
1.113% due 02/25/2036		417	414
Merrill Lynch Mortgage Investors Trust
0.543% due 08/25/2037		18,856	10,879
Penta CLO S.A.
0.172% due 06/04/2024	EUR	550	621
Residential Asset Mortgage Products Trust
0.773% due 03/25/2036		$10,000	7,229
SLM Private Education Loan Trust
3.686% due 05/16/2044		2,730	2,802

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	8,237	$8,942
2.119% due 04/25/2023		$2,399	2,374
South Carolina Student Loan Corp.
1.386% due 03/02/2020		1,906	1,891
1.635% due 09/03/2024		1,400	1,384
South Texas Higher Education Authority, Inc.
1.125% due 10/01/2020		1,840	1,837
Structured Asset Securities Corp. Mortgage Loan Trust
0.773% due 02/25/2036		1,500	1,340
Venture CDO Ltd.
0.841% due 07/22/2021		2,234	2,184

Total Asset-Backed Securities (Cost $65,054)			62,092

SOVEREIGN ISSUES 10.0%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	100	107
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	162,360	42,254
0.000% due 01/01/2017 (b)		5,490	1,385
Province of Ontario
5.500% due 06/02/2018	CAD	1,200	1,013
Qatar Government International Bond
5.250% due 01/20/2020		$4,800	5,352
Republic of Greece Government International Bond
3.000% due 02/24/2027	EUR	500	378
4.500% due 11/08/2016	JPY	890,000	7,374
Spain Government International Bond
2.900% due 10/31/2046	EUR	1,200	1,436

Total Sovereign Issues (Cost $54,742)			59,299

		SHARES
PREFERRED SECURITIES 1.6%

BANKING & FINANCE 1.6%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		7,400	9,283

Total Preferred Securities (Cost $7,622)			9,283

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 1.2%
Banco Bilbao Vizcaya Argentaria S.A.
1.468% due 05/16/2016		$7,000	6,994

REPURCHASE AGREEMENTS (f) 0.1%
			574

U.S. TREASURY BILLS 0.0%
0.274% due 04/21/2016 (b)(c)(k)		22	22

Total Short-Term Instruments (Cost $7,596)			7,590

Total Investments in Securities (Cost $621,316)			639,682

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.9%

SHORT-TERM INSTRUMENTS 15.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.9%
PIMCO Short-Term Floating NAV Portfolio III	9,513,539	$94,003

Total Short-Term Instruments (Cost $93,979)		94,003

Total Investments in Affiliates (Cost $93,979)		94,003

Total Investments 124.3% (Cost $715,295)		$733,685

Financial Derivative Instruments (h)(j) 6.1% (Cost or Premiums, net $(4,526))		35,812

Other Assets and Liabilities, net (30.4%)		(179,421)

Net Assets 100.0%		$590,076

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Zero coupon bond.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$574	U.S. Treasury Notes 3.750% due 11/15/2018	$(589)	$574	$574

Total Repurchase Agreements						$(589)	$574	$574

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
RDR	0.530%	12/16/2015	04/11/2016	$ (24,687)	$(24,726)
SCX	0.640	01/27/2016	04/27/2016	(51,529)	(51,588)

Total Reverse Repurchase Agreements					$(76,314)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(147,621) at a weighted average interest rate of 0.353%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	04/01/2046	$17,300	$(18,049)	$(18,144)
Fannie Mae, TBA	4.000	04/01/2046	8,000	(8,535)	(8,551)

Total Short Sales				$(26,584)	$(26,695)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	39

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $78,083 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
RDR	$0	$(24,726)	$0	$(24,726)	$24,758	$32
SCX	0	(51,588)	0	(51,588)	51,379	(209)
SGY	0	0	0	0	(348)	(348)
SSB	574	0	0	574	(589)	(15)

Total Borrowings and Other Financing Transactions	$574	$(76,314)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(76,314)	$0	$0	$(76,314)

Total Borrowings	$0	$(76,314)	$0	$0	$(76,314)

Gross amount of recognized liabilities for reverse repurchase agreements					$(76,314)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/20/2016	1,660	$14	$0
Put - CBOT U.S. Treasury 5-Year Note June Futures	112.000	05/20/2016	476	4	3

				$18	$3

Total Purchased Options				$18	$3

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,565	$(2,217)	$0	$(19)
90-Day Eurodollar June Futures	Short	06/2016	57	1	0	0
90-Day Eurodollar September Futures	Short	09/2016	8	(2)	0	0
Australia Government 10-Year Bond June Futures	Long	06/2016	20	18	14	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	5	(1)	1	0
Euro-Bobl June Futures	Long	06/2016	159	(58)	0	(13)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	307	(914)	7	(91)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	5	2	0	0
U.S. Treasury 2-Year Note June Futures	Long	06/2016	1,660	90	130	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	476	116	104	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	286	287	107	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2016	7	6	0	(7)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	64	3	68	0
United Kingdom Long Gilt June Futures	Long	06/2016	163	117	84	(75)

Total Futures Contracts				$(2,552)	$515	$(205)

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	12/20/2020	$67,400	$(360)	$(12)	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$300	$9	$12	$1	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.100%	01/23/2018	$	308,800	$548	$446	$61	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		579,500	(15,527)	(13,027)	0	(375)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		264,900	11,770	7,049	444	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		146,200	(9,156)	(3,610)	0	(357)
Pay	3-Month USD-LIBOR	2.000	06/15/2023		21,500	787	132	56	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		61,800	(4,165)	(3,292)	0	(226)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		82,400	(4,259)	(4,612)	0	(310)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		30,750	(4,451)	(4,100)	0	(217)
Receive	3-Month USD-LIBOR	2.500	06/15/2046		18,050	(1,351)	(433)	0	(125)
Pay	6-Month EUR-EURIBOR	0.750	09/21/2026	EUR	49,300	687	454	0	(86)
Receive	6-Month EUR-EURIBOR	1.250	03/15/2047		1,000	(52)	(21)	1	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	6,700	(286)	(240)	0	(12)
Receive	6-Month GBP-LIBOR	1.250	09/21/2021		37,600	(468)	(388)	0	(78)
Receive	6-Month GBP-LIBOR	1.500	09/21/2026		6,500	(24)	(68)	0	(12)
Receive	6-Month GBP-LIBOR	1.750	03/15/2047		3,300	(107)	(51)	0	(22)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	1,900,000	(240)	(12)	50	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021	MXN	48,900	34	34	3	0
Pay	28-Day MXN-TIIE	5.375	01/07/2022		108,800	(32)	(138)	8	0

						$(26,292)	$(21,877)	$623	$(1,820)

Total Swap Agreements						$(26,643)	$(21,877)	$628	$(1,820)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $20,930 and cash of $2,380 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$515	$628	$1,146	$0	$(205)	$(1,820)	$(2,025)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	41

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		BRL	2,764	$		711	$0	$(58)
	04/2016		JPY	901,415			8,051	42	0
	04/2016	$		777		BRL	2,764	0	(8)
	04/2016			544		JPY	61,226	0	0
	05/2016		BRL	50,257	$		14,330	465	0
	05/2016		INR	40,211			590	0	(12)
	05/2016		MXN	7,923			450	0	(6)
	05/2016	$		1,564		CNH	10,194	10	0
	06/2016		EUR	43,010	$		58,885	9,836	0
	06/2016	$		47,148		EUR	43,010	2,292	(391)
	08/2016			3,684		CNH	24,457	76	0
	10/2016			12,009			78,405	2	0

BPS	04/2016		BRL	2,675	$		752	8	0
	04/2016	$		721		BRL	2,675	23	0
	05/2016		RUB	37,956	$		539	0	(19)
	05/2016	$		287		KRW	347,060	16	0
	05/2016			483		TWD	16,256	23	0
	08/2016		CNH	50,289	$		7,600	0	(130)
	08/2016	$		3,815		CNH	25,026	32	0

BRC	05/2016		MXN	184,473	$		10,506	0	(127)
	05/2016		TWD	135,528			4,085	0	(132)
	05/2016	$		10,895		MXN	194,197	298	0
	05/2016			948		TWD	31,118	20	0
	06/2016		EUR	8,027	$		11,038	1,880	0
	10/2016	$		4,986		CNH	33,458	139	0

CBK	04/2016		CAD	1,034	$		747	0	(48)
	04/2016		EUR	2,037			2,257	0	(60)
	04/2016		JPY	834,300			7,407	0	(6)
	04/2016	$		864		EUR	766	7	0
	05/2016		BRL	59,444	$		17,025	625	0
	05/2016		MXN	21,371			1,214	0	(18)
	05/2016	$		1,320		AUD	1,732	6	0
	05/2016			583		INR	40,351	22	0
	05/2016			267		ZAR	4,116	9	0
	10/2016		BRL	15,910	$		3,855	0	(345)

DUB	04/2016			12,499			3,241	3	(239)
	04/2016	$		3,289		BRL	12,499	187	0
	06/2016		EUR	4,472	$		6,123	1,024	0
	06/2016	$		5,933		EUR	4,472	28	(862)
	10/2016			1,898		CNH	12,816	65	0
	01/2017		BRL	5,490	$		1,302	0	(113)

FBF	10/2016	$		31,969		CNH	212,034	512	0

GLM	04/2016		BRL	254,832	$		71,604	732	0
	04/2016	$		63,888		BRL	254,832	6,985	0
	04/2016			12,189		GBP	8,536	70	0
	05/2016		AUD	10,716	$		8,128	0	(72)
	05/2016		GBP	8,536			12,190	0	(71)
	05/2016	$		6,698		AUD	8,842	68	0
	05/2016			4,312		MXN	75,389	33	0
	05/2016			724		TWD	24,333	33	0
	07/2016		BRL	18,701	$		5,219	148	0

HUS	04/2016			20,165			5,319	0	(289)
	04/2016	$		5,666		BRL	20,165	0	(58)
	04/2016			81		CNH	529	1	0
	04/2016			8,865		JPY	997,790	0	0
	05/2016		HKD	3,721	$		478	0	(2)
	05/2016		JPY	997,790			8,871	0	(2)
	05/2016		RUB	28,346			397	0	(20)
	05/2016	$		2,314		TWD	76,350	61	0
	08/2016		CNH	76,688	$		11,593	0	(195)
	08/2016	$		9,723		CNH	64,952	261	0
	10/2016			13,832			93,572	502	0
	01/2021		BRL	2,050	$		316	0	(59)

JPM	04/2016			235,651			64,483	0	(1,055)

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2016		DKK	16,652	$		2,457	$0	$(85)
	04/2016		JPY	898,600			8,078	93	0
	04/2016	$		66,215		BRL	235,651	0	(677)
	04/2016			1,632		EUR	1,465	35	0
	04/2016			711		GBP	495	0	0
	05/2016		AUD	1,101	$		779	0	(64)
	05/2016		BRL	68,686			19,485	535	0
	05/2016		DKK	680			104	0	0
	05/2016	$		63,183		BRL	232,382	931	0
	05/2016			1,640		CNH	10,693	11	0
	05/2016			101		MXN	1,811	3	0
	05/2016			734		TWD	24,108	16	0
	10/2016		BRL	146,450	$		33,959	0	(4,700)
	10/2016	$		16,565		CNH	112,823	718	0

MSB	04/2016		EUR	227	$		249	0	(9)
	04/2016	$		1,417		EUR	1,250	5	0
	05/2016		BRL	16,876	$		4,789	133	0
	05/2016	$		204		TWD	6,688	4	0
	05/2016		ZAR	4,509	$		311	8	0
	06/2016		EUR	11,316			15,563	2,660	0
	06/2016	$		12,310		EUR	11,316	594	0

NAB	06/2016		EUR	24,570	$		33,736	5,712	0
	06/2016	$		13,154		EUR	12,136	691	0
	07/2016		EUR	18,090	$		24,541	3,880	0
	07/2016	$		19,886		EUR	18,090	775	0

SCX	04/2016		GBP	9,031	$		12,570	0	(401)
	04/2016		JPY	21,600			192	0	0
	04/2016	$		226		CNH	1,472	2	0
	04/2016			2,025		EUR	1,806	30	0
	04/2016			14,309		JPY	1,596,900	0	(120)
	05/2016			3,274		CNH	21,350	22	0
	05/2016			3,210		TWD	105,294	66	0
	08/2016		CNH	37,392	$		5,650	0	(98)
	08/2016	$		1,762		CNH	11,548	13	0
	10/2016		CNH	455,672	$		69,579	0	(225)
	10/2016	$		1,456		CNH	9,841	52	0
	02/2017		CNH	240,750	$		34,770	0	(1,844)

SOG	04/2016	$		546		CNH	3,557	4	0
	04/2016			296		TWD	9,715	6	0
	05/2016			1,353			45,875	74	0
	08/2016		CNH	13,224	$		2,000	0	(33)
	08/2016	$		1,038		CNH	6,803	8	0
	10/2016			2,166			14,625	74	0

UAG	04/2016			108			721	3	0
	04/2016			514		EUR	458	8	0
	05/2016		TWD	197,684	$		5,918	0	(232)
	05/2016	$		1,530		CNH	9,968	9	0
	08/2016		CNH	10,953	$		1,657	0	(26)
	02/2017	$		767		CNH	5,087	7	0

Total Forward Foreign Currency Contracts								$43,726	$(12,911)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	3,900	$40	$1
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		200	8	16

BPS	Put - OTC USD versus JPY	JPY	107.000	04/14/2016		11,600	121	2

CBK	Call - OTC USD versus JPY		147.500	04/26/2016		33,096	3	0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	5,800	227	188

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017	$	3,900	164	373

							$563	$580

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	43

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$ 47,700	$17	$4
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	36,400	70	51
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	7,000	356	349

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	36,600	124	172
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	14,000	725	699

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	43,200	155	203
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016	6,500	178	7

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	9,200	442	452

							$2,067	$1,937

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC Fannie Mae 3.500% due 04/01/2046	$120.000	04/06/2016	$ 62,000	$2	$0

JPM	Call - OTC Fannie Mae 4.000% due 04/01/2046	124.000	04/06/2016	165,000	7	0

					$9	$0

Total Purchased Options					$2,639	$2,517

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$	900	$(2)	$0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		900	(2)	0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016		1,200	(3)	0

							$(7)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	3,000	$(16)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		3,000	(20)	(2)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	3,900	(10)	0
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016		5,752	(316)	(238)
	Call - OTC USD versus RUB		108.000	02/22/2017		200	(8)	(3)

BPS	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	9,400	(57)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		9,400	(57)	(5)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	11,600	(32)	0

DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		2,563	(330)	(133)
	Put - OTC USD versus BRL		5.000	10/19/2017		2,563	(382)	(636)

FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	2,908	(113)	(94)
	Call - OTC EUR versus MXN		22.650	03/21/2017		2,908	(101)	(113)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	3,595	(455)	(187)
	Put - OTC USD versus BRL		5.000	10/19/2017		3,595	(540)	(891)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,737	(93)	(52)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	5,800	(185)	(66)
	Put - OTC EUR versus MXN		18.900	03/21/2017		4,305	(175)	(138)
	Call - OTC EUR versus MXN		22.650	03/21/2017		4,305	(141)	(167)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016	$	10,054	(123)	(566)

HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	4,100	(268)	(320)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016	$	10,054	(255)	(2)

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	1,452	(103)	(113)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	3,900	(168)	(62)

							$(3,948)	$(3,788)

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$39,800	$(337)	$(6)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	79,100	(706)	(14)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	10,700	(138)	(2)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	14,400	(108)	(2)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,200	(100)	(3)

						$(1,389)	$(27)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	800	$(3)	$(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		800	(4)	(2)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	34,900	(363)	(364)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		7,700	(69)	(89)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	1,700	(6)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		1,700	(7)	(3)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	69,700	(742)	(728)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		10,300	(34)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		1,700	(28)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		6,000	(96)	(115)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	1,100	(4)	(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		1,100	(4)	(2)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	$	3,000	(51)	(56)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		6,100	(104)	(117)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		6,500	(179)	(348)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		45,900	(486)	(494)

								$(2,180)	$(2,368)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 224	$0	$3

Total Written Options					$(7,524)	$(6,180)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	963	$2,314,352	AUD	47,700	CAD	0	EUR	122,121	$(21,323)
Sales	1,183	1,079,000		49,938		52,262		491,616	(18,214)
Closing Buys	(2,146)	(1,891,164)		(47,700)		(26,131)		(256,746)	21,499
Expirations	0	(739,712)		(19,316)		(26,131)		(214,449)	5,683
Exercised	0	(353,739)		(30,622)		0		(84,764)	4,831

Balance at End of Period	0	$408,737	AUD	0	CAD	0	EUR	57,778	$(7,524)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Korea Government International Bond	1.000%	09/20/2022	0.757%	$	1,700	$25	$1	$26	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	400	(3)	4	1	0

BPS	Korea Government International Bond	1.000	09/20/2022	0.757	$	800	13	(1)	12	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	600	(8)	9	1	0

CBK	Dell, Inc.	1.000	12/20/2019	3.627	$	5,000	(234)	(217)	0	(451)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	300	(3)	4	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	45

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Mexico Government International Bond	1.000%	12/20/2016	0.323%	$	100	$1	$0	$1	$0

JPM	Mexico Government International Bond	1.000	12/20/2016	0.323		1,900	26	(16)	10	0
	Spain Government International Bond	1.000	03/20/2020	0.715		3,400	23	16	39	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	150	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		150	(4)	4	0	0

MYC	Korea Government International Bond	1.000	09/20/2022	0.757	$	300	4	1	5	0
	Spain Government International Bond	1.000	03/20/2020	0.715		13,000	97	50	147	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	200	(2)	3	1	0

							$(66)	$(141)	$244	$(451)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$1,449	$(286)	$13	$0	$(273)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,000	268	(23)	245	0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,100	280	(22)	258	0
	MCDX-25 5-Year Index	1.000	12/20/2020	2,300	(4)	13	9	0

GST	MCDX-25 5-Year Index	1.000	12/20/2020	2,700	(5)	16	11	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	2,315	0	20	20	0

					$253	$17	$543	$(273)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	43,000	$(8)	$(738)	$0	$(746)

DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	5,568	(8)	333	325	0

GLM	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	1	0	0	0	0
	Pay	1-Year BRL-CDI	12.230	01/04/2021		16,300	19	(228)	0	(209)
	Receive	1-Year BRL-CDI	14.250	01/04/2021		44,000	0	(159)	0	(159)
	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020	EUR	13,400	(2)	(396)	0	(398)

HUS	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	23,100	(60)	(284)	0	(344)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		45,600	51	(635)	0	(584)

MYC	Pay	1-Year BRL-CDI	12.055	01/04/2021		61,800	162	(1,081)	0	(919)

							$154	$(3,188)	$325	$(3,359)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	S&P 500 Total Return Index	150,452	1-Month USD-LIBOR plus a specified spread	12/15/2016	$587,873		$5,123	$5,123	$0

DUB	Receive	ERAUSLT Index	48,462	1-Month USD-LIBOR plus a specified spread	10/05/2016	10,755		250	250	0
	Pay	S&P 500 Total Return Index	9,664	1-Month USD-LIBOR plus a specified spread	10/05/2016	36,956		(131)	0	(131)

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	ERAUSLT Index	2,545,711	1-Month USD-LIBOR plus a specified spread	12/15/2016	$570,784		$7,268	$7,268	$0

								$12,510	$12,641	$(131)

Total Swap Agreements							$341	$9,198	$13,753	$(4,214)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $5,802 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$12,723	$17	$272	$13,012	$(475)	$(243)	$(273)	$(991)	$12,021	$(12,010)	$11
BPS	102	2	5,136	5,240	(149)	(10)	(746)	(905)	4,335	(3,510)	825
BRC	2,337	0	0	2,337	(259)	0	0	(259)	2,078	(2,050)	28
CBK	669	404	268	1,341	(477)	(487)	(451)	(1,415)	(74)	0	(74)
DUB	1,307	0	575	1,882	(1,214)	(774)	(131)	(2,119)	(237)	48	(189)
FBF	512	0	0	512	0	(1,337)	0	(1,337)	(825)	1,098	273
GLM	8,069	1,059	0	9,128	(143)	(1,820)	(766)	(2,729)	6,399	(5,230)	1,169
GST	0	0	11	11	0	0	0	0	11	0	11
HUS	825	0	1	826	(625)	(322)	(928)	(1,875)	(1,049)	1,026	(23)
JPM	2,342	210	7,337	9,889	(6,581)	(518)	0	(7,099)	2,790	(4,587)	(1,797)
MSB	3,404	0	0	3,404	(9)	0	0	(9)	3,395	(3,390)	5
MYC	0	452	153	605	0	(494)	(919)	(1,413)	(808)	369	(439)
NAB	11,058	0	0	11,058	0	0	0	0	11,058	(11,330)	(272)
SCX	185	0	0	185	(2,688)	0	0	(2,688)	(2,503)	2,312	(191)
SOG	166	373	0	539	(33)	(175)	0	(208)	331	(280)	51
UAG	27	0	0	27	(258)	0	0	(258)	(231)	88	(143)

Total Over the Counter	$43,726	$2,517	$13,753	$59,996	$(12,911)	$(6,180)	$(4,214)	$(23,305)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	515	515
Swap Agreements	0	5	0	0	623	628

	$0	$5	$0	$0	$1,141	$1,146

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,726	$0	$43,726
Purchased Options	0	0	0	580	1,937	2,517
Swap Agreements	0	787	12,641	0	325	13,753

	$0	$787	$12,641	$44,306	$2,262	$59,996

	$0	$792	$12,641	$44,306	$3,403	$61,142

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	47

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$205	$205
Swap Agreements	0	0	0	0	1,820	1,820

	$0	$0	$0	$0	$2,025	$2,025

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,911	$0	$12,911
Written Options	0	0	0	3,785	2,395	6,180
Swap Agreements	0	724	131	0	3,359	4,214

	$0	$724	$131	$16,696	$5,754	$23,305

	$0	$724	$131	$16,696	$7,779	$25,330

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(170)	$(170)
Written Options	0	0	15	0	519	534
Futures	0	0	0	0	(11,597)	(11,597)
Swap Agreements	0	681	0	0	(42,319)	(41,638)

	$0	$681	$15	$0	$(53,567)	$(52,871)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,731	$0	$36,731
Purchased Options	0	(40)	0	(2,165)	(8,886)	(11,091)
Written Options	0	239	0	5,929	12,713	18,881
Swap Agreements	0	4,234	(138,631)	(91)	(26,594)	(161,082)

	$0	$4,433	$(138,631)	$40,404	$(22,767)	$(116,561)

	$0	$5,114	$(138,616)	$40,404	$(76,334)	$(169,432)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(69)	$(69)
Written Options	0	0	0	0	227	227
Futures	0	0	0	0	(2,908)	(2,908)
Swap Agreements	0	(1,362)	0	0	16,878	15,516

	$0	$(1,362)	$0	$0	$14,128	$12,766

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44,508)	$0	$(44,508)
Purchased Options	0	24	0	516	3,092	3,632
Written Options	0	7	0	1,011	(903)	115
Swap Agreements	0	(2,454)	94,855	37	2,644	95,082

	$0	$(2,423)	$94,855	$(42,944)	$4,833	$54,321

	$0	$(3,785)	$94,855	$(42,944)	$18,961	$67,087

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$6,404	$0	$6,404
Corporate Bonds & Notes
Banking & Finance	0	77,092	145	77,237
Industrials	0	33,588	0	33,588
Utilities	0	11,820	0	11,820
Municipal Bonds & Notes
California	0	232	0	232
Illinois	0	8,654	0	8,654
New Jersey	0	1,561	0	1,561
Ohio	0	2,282	0	2,282
U.S. Government Agencies	0	85,406	0	85,406
U.S. Treasury Obligations	0	180,530	0	180,530
Non-Agency Mortgage-Backed Securities	0	93,704	0	93,704
Asset-Backed Securities	0	62,092	0	62,092
Sovereign Issues	0	59,299	0	59,299
Preferred Securities
Banking & Finance	0	9,283	0	9,283
Short-Term Instruments
Certificates of Deposit	0	6,994	0	6,994
Repurchase Agreements	0	574	0	574
U.S. Treasury Bills	0	22	0	22
	$0	$639,537	$145	$639,682

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$94,003	$0	$0	$94,003

Total Investments	$94,003	$639,537	$145	$733,685

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(26,695)	$0	$(26,695)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	515	631	0	1,146
Over the counter	0	59,996	0	59,996
	$515	$60,627	$0	$61,142

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(205)	(1,820)	0	(2,025)
Over the counter	0	(23,305)	0	(23,305)
	$(205)	$(25,125)	$0	$(25,330)

Totals	$94,313	$648,344	$145	$742,802

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	49

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.5%

BANK LOAN OBLIGATIONS 0.2%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$1,550	$1,544
Community Health Systems, Inc.
3.683% - 3.886% due 12/31/2018		2,167	2,151

Total Bank Loan Obligations (Cost $3,703)			3,695

CORPORATE BONDS & NOTES 20.1%

BANKING & FINANCE 14.4%
ABN AMRO Bank NV
4.750% due 07/28/2025		500	506
Ally Financial, Inc.
3.500% due 01/27/2019		4,100	4,049
6.250% due 12/01/2017		2,800	2,926
Banco del Estado de Chile
4.125% due 10/07/2020		8,000	8,472
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	200	204
Bank of America Corp.
1.239% due 08/25/2017		$24,000	23,912
5.650% due 05/01/2018		1,400	1,504
6.875% due 04/25/2018		15,600	17,139
Barclays Bank PLC
7.625% due 11/21/2022		1,800	1,938
10.179% due 06/12/2021		18,500	23,541
BBVA Bancomer S.A.
6.500% due 03/10/2021		4,700	5,158
6.750% due 09/30/2022		400	445
Bear Stearns Cos. LLC
7.250% due 02/01/2018		5,200	5,713
BNP Paribas S.A.
7.375% due 08/19/2025 (d)		600	581
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,200	6,008
Citigroup, Inc.
0.906% due 06/09/2016		$8,700	8,695
1.298% due 11/15/2016		14,500	14,522
5.950% due 05/15/2025 (d)		2,500	2,409
Compass Bank
6.400% due 10/01/2017		7,000	7,365
Credit Agricole S.A.
1.479% due 10/03/2016		5,900	5,912
8.375% due 10/13/2019 (d)		2,700	2,991
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		500	479
Eksportfinans ASA
5.500% due 05/25/2016		6,300	6,336
Fifth Third Bancorp
1.043% due 12/20/2016		1,300	1,296
Ford Motor Credit Co. LLC
3.157% due 08/04/2020		5,300	5,414
General Motors Financial Co., Inc.
2.400% due 04/10/2018		18,200	18,207
3.450% due 04/10/2022		3,400	3,345
4.750% due 08/15/2017		4,700	4,854
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		3,300	3,541
GSPA Monetization Trust
6.422% due 10/09/2029		1,533	1,740
HBOS PLC
1.329% due 09/30/2016		775	772
1.336% due 09/06/2017		5,435	5,397
6.750% due 05/21/2018		1,300	1,409

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Finance Corp.
6.676% due 01/15/2021		$1,900	$2,186
HSBC Holdings PLC
3.400% due 03/08/2021		1,000	1,021
4.250% due 08/18/2025		1,400	1,385
4.300% due 03/08/2026		1,100	1,136
HSBC USA, Inc.
1.390% due 08/07/2018		1,400	1,390
International Lease Finance Corp.
6.750% due 09/01/2016		4,700	4,776
Intesa Sanpaolo SpA
2.375% due 01/13/2017		2,000	2,009
JPMorgan Chase & Co.
5.300% due 05/01/2020 (d)		4,500	4,523
KEB Hana Bank
3.125% due 06/26/2017		6,900	7,041
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	4,800	6,688
7.875% due 06/27/2029 (d)		200	278
Macquarie Bank Ltd.
6.625% due 04/07/2021		$6,600	7,520
Morgan Stanley
3.875% due 04/29/2024		2,700	2,838
4.000% due 07/23/2025		3,400	3,564
Nationwide Building Society
3.900% due 07/21/2025		200	211
Nykredit Realkredit A/S
2.000% due 04/01/2016	DKK	20,100	3,068
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		$3,700	3,834
Rabobank Group
6.875% due 03/19/2020	EUR	2,800	3,768
11.000% due 06/30/2019 (d)		$5,000	6,018
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		800	876
Turkiye Garanti Bankasi A/S
3.124% due 04/20/2016		350	351
UBS AG
5.125% due 05/15/2024		2,000	2,033
7.250% due 02/22/2022		200	206
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		600	603
4.125% due 09/24/2025		700	703
Wells Fargo & Co.
1.081% due 04/22/2019		22,200	21,951

			286,757

INDUSTRIALS 3.1%
AbbVie, Inc.
1.800% due 05/14/2018		1,200	1,209
2.500% due 05/14/2020		600	612
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		500	526
4.500% due 05/14/2035		300	313
4.700% due 05/14/2045		300	320
Actavis Funding SCS
1.887% due 03/12/2020		1,800	1,795
3.450% due 03/15/2022		1,500	1,560
3.800% due 03/15/2025		1,200	1,251
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		1,300	1,337
3.650% due 02/01/2026		1,700	1,790
Asciano Finance Ltd.
5.000% due 04/07/2018		2,100	2,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Braskem Finance Ltd.
5.750% due 04/15/2021		$6,000	$5,760
7.000% due 05/07/2020		350	358
CCO Safari LLC
3.579% due 07/23/2020		300	307
4.464% due 07/23/2022		1,900	1,993
4.908% due 07/23/2025		1,500	1,585
6.384% due 10/23/2035		200	221
6.484% due 10/23/2045		400	446
6.834% due 10/23/2055		100	108
CSN Islands Corp.
6.875% due 09/21/2019		1,500	840
CVS Health Corp.
2.800% due 07/20/2020		500	520
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		1,500	1,622
4.875% due 07/20/2035		400	448
5.125% due 07/20/2045		600	698
HCA, Inc.
3.750% due 03/15/2019		7,800	8,010
Kraft Heinz Foods Co.
1.600% due 06/30/2017		500	502
2.000% due 07/02/2018		600	606
2.800% due 07/02/2020		300	308
3.500% due 07/15/2022		100	105
3.950% due 07/15/2025		200	213
5.000% due 07/15/2035		100	111
5.200% due 07/15/2045		200	225
President and Fellows of Harvard College
6.500% due 01/15/2039		200	292
QUALCOMM, Inc.
4.650% due 05/20/2035		500	514
4.800% due 05/20/2045		700	695
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,400	4,741
Reynolds American, Inc.
3.250% due 06/12/2020		216	226
4.000% due 06/12/2022		600	653
4.450% due 06/12/2025		900	992
Schaeffler Finance BV
4.750% due 05/15/2021		1,450	1,494
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	3,800	3,205
Whirlpool Corp.
7.750% due 07/15/2016		$8,300	8,448
Zimmer Biomet Holdings, Inc.
2.000% due 04/01/2018		4,000	4,012

			63,320

UTILITIES 2.6%
AT&T, Inc.
3.400% due 05/15/2025		3,400	3,415
Majapahit Holding BV
7.750% due 01/20/2020		1,800	2,061
Petrobras Global Finance BV
2.238% due 05/20/2016		1,500	1,499
2.750% due 01/15/2018	EUR	1,100	1,136
2.762% due 01/15/2019		$1,200	978
3.002% due 03/17/2017		1,200	1,161
3.250% due 04/01/2019	EUR	1,500	1,442
3.522% due 03/17/2020		$2,100	1,622
3.750% due 01/14/2021	EUR	1,300	1,165
4.250% due 10/02/2023		1,000	825
4.375% due 05/20/2023		$300	220
5.750% due 01/20/2020		1,200	1,037
5.875% due 03/01/2018		100	96
5.875% due 03/07/2022	EUR	500	476

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	$143	$153
5.832% due 09/30/2016	107	110
6.750% due 09/30/2019	1,000	1,144
Telefonica Chile S.A.
3.875% due 10/12/2022	6,100	6,226
Verizon Communications, Inc.
2.382% due 09/14/2018	18,340	18,765
2.500% due 09/15/2016	4,329	4,363
3.650% due 09/14/2018	2,050	2,160
5.150% due 09/15/2023	1,200	1,388

		51,442

Total Corporate Bonds & Notes (Cost $398,178)		401,519

MUNICIPAL BONDS & NOTES 2.0%

CALIFORNIA 1.2%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	737
7.043% due 04/01/2050	1,100	1,630
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,100	1,712
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	200	260
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	4,000	5,604
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	4,032
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	7,355	9,991
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	116
7.021% due 08/01/2040	100	116

		24,198

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	800	820
7.750% due 01/01/2042	1,200	1,197

		2,017

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	124

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	297

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,440

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2036	$1,800	$1,925

		3,365

NEW YORK 0.1%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500	570
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,243

		1,813

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,521

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	133

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	1,900	2,584

WASHINGTON 0.2%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	3,104

Total Municipal Bonds & Notes (Cost $29,637)		39,156

U.S. GOVERNMENT AGENCIES 11.7%
Fannie Mae
0.783% due 07/25/2037	161	161
0.813% due 07/25/2037	178	179
0.833% due 09/25/2035	270	270
0.933% due 09/25/2041	12,116	12,195
1.153% due 06/25/2037	762	770
1.163% due 06/25/2040	1,026	1,039
2.310% due 08/01/2022	400	410
2.870% due 09/01/2027	4,100	4,226
3.000% due 08/01/2021 - 10/01/2021	10,033	10,490
3.437% due 03/01/2022	9,998	10,785
3.500% due 03/01/2027	73	78
4.000% due 12/01/2018 - 09/01/2026	6,739	7,165
4.500% due 06/01/2018 - 06/01/2030	2,710	2,927
5.000% due 07/01/2023 - 08/01/2043	27,286	30,300
5.500% due 09/01/2025 - 09/01/2041	24,149	27,168
6.000% due 12/01/2018 - 05/01/2041	22,034	25,133
Fannie Mae, TBA
3.000% due 05/01/2046	700	717
3.500% due 05/01/2031	7,000	7,384
4.000% due 04/01/2046	20,900	22,339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Notes
0.928% due 11/29/2037	$2,483	$2,478
Freddie Mac
0.986% due 07/15/2041	641	641
1.136% due 08/15/2037	608	618
1.146% due 10/15/2037	113	114
1.156% due 05/15/2037 - 09/15/2037	694	702
3.500% due 06/15/2036	142	145
5.000% due 07/01/2023 - 09/01/2040	11,270	12,401
5.500% due 03/01/2037 - 04/01/2038	518	579
Freddie Mac, TBA
5.000% due 05/01/2046	1,000	1,098
Ginnie Mae
3.500% due 02/15/2045	373	394
5.000% due 08/15/2033 - 04/15/2042	14,069	15,644
Ginnie Mae, TBA
3.500% due 04/01/2046	26,700	28,182
4.000% due 04/01/2046	5,000	5,349
5.000% due 04/01/2046	1,000	1,103
Small Business Administration
6.220% due 12/01/2028	35	40

Total U.S. Government Agencies (Cost $228,143)		233,224

U.S. TREASURY OBLIGATIONS 46.0%
U.S. Treasury Bonds
2.500% due 02/15/2045	570	556
2.500% due 02/15/2046 (e)	20,700	20,187
2.875% due 08/15/2045 (e)	28,700	30,199
3.000% due 11/15/2044	2,850	3,077
3.000% due 05/15/2045	50	54
3.125% due 08/15/2044	16,500	18,263
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (g)	49,299	50,096
0.125% due 01/15/2023 (g)(i)	26,890	27,150
0.375% due 07/15/2023 (g)	33,593	34,651
0.750% due 02/15/2045 (i)	9,557	9,274
1.750% due 01/15/2028 (e)	21,825	25,342
2.000% due 01/15/2026 (g)(i)	8,355	9,796
2.375% due 01/15/2025 (g)	1,382	1,648
2.375% due 01/15/2027	1,997	2,443
2.500% due 01/15/2029 (i)	21,627	27,209
3.625% due 04/15/2028	732	1,010
3.875% due 04/15/2029 (i)	721	1,033
U.S. Treasury Notes
1.375% due 08/31/2020 (e)(g)(i)	230,800	233,095
1.875% due 08/31/2022 (g)(i)	152,100	155,709
1.875% due 10/31/2022 (g)(i)	82,000	83,922
2.000% due 07/31/2022 (g)(i)	30,200	31,157
2.000% due 08/15/2025	29,100	29,674
2.125% due 05/15/2025 (i)	42,600	43,944
2.250% due 11/15/2025	1,200	1,249
2.375% due 08/15/2024 (g)(i)	72,000	75,872

Total U.S. Treasury Obligations (Cost $895,102)		916,610

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%
Adjustable Rate Mortgage Trust
2.853% due 01/25/2036 ^	6,211	5,517
American Home Mortgage Assets Trust
1.271% due 11/25/2046	23,436	11,223

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	51

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
0.712% due 06/20/2047		$3,600	$2,540
3.090% due 02/20/2035		231	225
Banc of America Mortgage Trust
2.777% due 06/25/2035		196	186
Banc of America Re-REMIC Trust
5.664% due 02/24/2051		4,245	4,296
BCAP LLC Trust
2.764% due 02/26/2035		3,381	3,312
2.909% due 12/26/2037		82	81
3.498% due 12/26/2035		7,550	7,395
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035		853	851
Bear Stearns ALT-A Trust
0.753% due 08/25/2036		4,398	3,445
Chase Mortgage Finance Trust
2.689% due 12/25/2035 ^		1,490	1,357
Citigroup Mortgage Loan Trust, Inc.
0.503% due 01/25/2037		653	496
2.730% due 03/25/2036 ^		998	955
2.885% due 03/25/2034		937	925
Countrywide Alternative Loan Trust
0.603% due 05/25/2047		1,638	1,399
0.633% due 05/25/2036		775	616
Countrywide Home Loan Mortgage Pass-Through Trust
2.602% due 02/20/2036 ^		31	27
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,097	3,146
Credit Suisse First Boston Mortgage Securities Corp.
2.580% due 02/25/2034		625	615
Credit Suisse Mortgage Capital Certificates
5.460% due 09/15/2039		3,415	3,444
Deutsche ALT-A Securities, Inc.
0.593% due 01/25/2047		3,269	2,623
Downey Savings & Loan Association Mortgage Loan Trust
1.252% due 09/19/2044		409	390
Eddystone Finance PLC
1.114% due 04/19/2021	GBP	2,578	3,606
First Horizon Mortgage Pass-Through Trust
2.643% due 10/25/2035 ^		$2,050	1,692
Greenwich Capital Commercial Funding Corp. Trust
5.892% due 07/10/2038		309	309
GSR Mortgage Loan Trust
2.914% due 09/25/2035		481	492
HarborView Mortgage Loan Trust
0.682% due 01/19/2036		5,367	3,645
0.772% due 06/20/2035		1,211	1,133
HomeBanc Mortgage Trust
0.743% due 03/25/2035		3,331	2,726
IndyMac Mortgage Loan Trust
0.693% due 06/25/2035		417	350
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,416	1,419
JPMorgan Mortgage Trust
2.688% due 07/25/2035		1,026	1,014
2.757% due 08/25/2035 ^		628	597
5.750% due 01/25/2036 ^		26	22
LB Commercial Mortgage Trust
5.852% due 07/15/2044		5,990	6,210
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035		1,839	1,650
2.849% due 09/25/2035 ^		597	537
Morgan Stanley Capital Trust
5.439% due 02/12/2044		195	195
5.610% due 04/15/2049		322	322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
0.693% due 04/25/2035	$4,543	$4,212
2.856% due 07/25/2035	1,629	1,475
MortgageIT Securities Corp. Mortgage Loan Trust
0.663% due 06/25/2047	17,300	13,313
Prime Mortgage Trust
6.000% due 06/25/2036 ^	1,715	1,519
Provident Funding Mortgage Loan Trust
2.643% due 10/25/2035	3,559	3,522
Residential Accredit Loans, Inc. Trust
0.613% due 09/25/2036	5,018	3,846
0.618% due 08/25/2036	5,191	4,117
0.933% due 03/25/2035	1,936	1,386
0.933% due 08/25/2035 ^	6,725	4,633
1.851% due 08/25/2035	151	127
3.746% due 12/25/2035	5,891	4,891
3.838% due 09/25/2035 ^	1,635	1,315
Structured Adjustable Rate Mortgage Loan Trust
1.583% due 12/25/2037 ^	6,936	4,463
Structured Asset Mortgage Investments Trust
0.663% due 05/25/2045	14	12
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045	2,566	2,575
Wachovia Mortgage Loan Trust LLC
2.758% due 10/20/2035 ^	1,415	1,274
WaMu Mortgage Pass-Through Certificates Trust
0.723% due 12/25/2045	1,272	1,158
2.155% due 11/25/2046	4,950	4,403
2.259% due 06/25/2037 ^	4,798	4,306
3.754% due 12/25/2036 ^	423	371
Wells Fargo Mortgage-Backed Securities Trust
2.928% due 03/25/2035	1,004	999

Total Non-Agency Mortgage-Backed Securities (Cost $136,902)		144,900

ASSET-BACKED SECURITIES 9.2%
ACE Securities Corp. Home Equity Loan Trust
0.843% due 12/25/2035	18,011	11,320
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.708% due 05/25/2033	1,456	1,319
Asset-Backed Securities Corp. Home Equity Loan Trust
1.393% due 07/25/2035	2,400	2,174
Bear Stearns Asset-Backed Securities Trust
0.593% due 08/25/2036	2,056	1,774
1.113% due 10/25/2035	11,700	10,038
Citigroup Mortgage Loan Trust, Inc.
0.673% due 10/25/2036	7,400	7,166
0.733% due 10/25/2036	10,000	7,261
1.333% due 09/25/2035 ^	3,400	1,896
Cornerstone CLO Ltd.
0.842% due 07/15/2021	3,669	3,642
Countrywide Asset-Backed Certificates
0.683% due 06/25/2047	12,082	7,685
0.723% due 08/25/2036	300	269
Hillmark Funding Ltd.
0.868% due 05/21/2021	2,315	2,266
HSI Asset Securitization Corp. Trust
0.823% due 12/25/2035	21,531	13,856
JPMorgan Mortgage Acquisition Trust
0.673% due 05/25/2036	9,400	8,536
MASTR Asset-Backed Securities Trust
0.533% due 08/25/2036	15,016	6,292
Morgan Stanley ABS Capital, Inc. Trust
0.613% due 03/25/2037	6,283	2,821
0.753% due 11/25/2035	5,167	5,119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National Collegiate Student Loan Trust
0.673% due 11/27/2028		$2,659	$2,624
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.843% due 02/25/2036		3,200	2,927
Option One Mortgage Loan Trust
0.573% due 01/25/2037		3,501	1,983
Park Place Securities, Inc.
0.883% due 09/25/2035		301	300
Penta CLO S.A.
0.172% due 06/04/2024	EUR	1,466	1,655
Residential Asset Mortgage Products Trust
2.308% due 10/25/2034		$10,986	8,964
Residential Asset Securities Corp. Trust
0.683% due 04/25/2037		14,657	13,385
0.813% due 02/25/2036		7,500	6,635
SLM Private Education Loan Trust
3.686% due 05/16/2044		1,253	1,286
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	2,154	2,338
Soundview Home Loan Trust
0.563% due 12/25/2036		$1,729	1,664
South Texas Higher Education Authority, Inc.
1.125% due 10/01/2020		1,400	1,398
Specialty Underwriting & Residential Finance Trust
0.583% due 09/25/2037		3,223	1,782
0.733% due 12/25/2036		23,152	19,398
Structured Asset Investment Loan Trust
0.606% due 07/25/2036		6,812	3,940
0.743% due 01/25/2036		2,500	1,787
1.363% due 06/25/2035		13,234	9,120
Structured Asset Securities Corp. Mortgage Loan Trust
0.603% due 12/25/2036		2,571	2,246
Venture CDO Ltd.
0.841% due 07/22/2021		5,736	5,607
Washington Mutual Asset-Backed Certificates Trust
0.493% due 11/25/2036		4,609	1,845

Total Asset-Backed Securities (Cost $173,540)			184,318

SOVEREIGN ISSUES 7.8%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	1,200	1,286
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	319,880	83,248
0.000% due 01/01/2017 (b)		5,990	1,511
Export-Import Bank of Korea
4.000% due 01/29/2021		$8,100	8,837
Korea Development Bank
3.250% due 09/20/2016		1,000	1,010
3.500% due 08/22/2017		2,400	2,468
Mexico Government International Bond
4.750% due 06/14/2018	MXN	76,200	4,438
Province of Ontario
1.600% due 09/21/2016		$7,800	7,832
1.650% due 09/27/2019		600	602
3.000% due 07/16/2018		7,700	7,997
4.000% due 10/07/2019		1,400	1,518
4.400% due 04/14/2020		6,600	7,322
Qatar Government International Bond
5.250% due 01/20/2020		7,600	8,474
Republic of Greece Government International Bond
4.500% due 11/08/2016	JPY	1,150,000	9,528
4.750% due 04/17/2019	EUR	5,400	5,488
Spain Government International Bond
2.900% due 10/31/2046		3,100	3,709

Total Sovereign Issues (Cost $147,290)			155,268

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)	1,000	$1,254
GMAC Capital Trust
6.402% due 02/15/2040	49,000	1,201
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (d)	4,800	6,018

Total Preferred Securities (Cost $8,447)		8,473

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

CERTIFICATES OF DEPOSIT 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.468% due 05/16/2016	$9,500	9,491

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%
Kansas City Southern Co.
1.321% due 10/28/2016	$3,400	$3,372

U.S. TREASURY BILLS 0.1%
0.236% due 04/07/2016 - 04/28/2016 (a)(b)(e)(i)	2,827	2,827

Total Short-Term Instruments (Cost $15,727)		15,690

Total Investments in Securities (Cost $2,036,669)		2,102,853

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%
PIMCO Short-Term Floating NAV Portfolio III	8,006,136	$79,109

Total Short-Term Instruments (Cost $79,094)		79,109

Total Investments in Affiliates (Cost $79,094)		79,109

Total Investments 109.5% (Cost $2,115,763)		$2,181,962

Financial Derivative Instruments (f)(h) (5.2%) (Cost or Premiums, net $(9,149))		(102,658)

Other Assets and Liabilities, net (4.3%)		(87,495)

Net Assets 100.0%		$1,991,809

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BSN	0.550%	01/15/2016	04/15/2016	$(574)	$(575)
JPS	0.130	03/08/2016	04/15/2016	(1,339)	(1,339)
SCX	0.620	01/19/2016	05/17/2016	(12,948)	(12,964)
	0.640	01/19/2016	05/17/2016	(29,346)	(29,384)

Total Reverse Repurchase Agreements					$(44,262)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(110,314) at a weighted average interest rate of 0.345%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	04/01/2046	$700	$(716)	$(718)
Fannie Mae, TBA	4.000	04/01/2046	78,700	(83,874)	(84,117)

Total Short Sales				$(84,590)	$(84,835)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	53

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(e)	Securities with an aggregate market value of $45,278 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BSN	$0	$(575)	$0	$(575)	$604	$29
JPS	0	(1,339)	0	(1,339)	1,365	26
SCX	0	(42,348)	0	(42,348)	42,460	112

Total Borrowings and Other Financing Transactions	$0	$(44,262)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,914)	$(42,348)	$0	$(44,262)

Total Borrowings	$0	$(1,914)	$(42,348)	$0	$(44,262)

Gross amount of recognized liabilities for reverse repurchase agreements					$(44,262)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/20/2016	2,253	$19	$0
Put - CBOT U.S. Treasury 5-Year Note June Futures	112.000	05/20/2016	154	1	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/20/2016	900	8	14

				$28	$15

Total Purchased Options				$28	$15

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	2,187	$(3,097)	$0	$(27)
90-Day Eurodollar June Futures	Short	06/2016	75	(10)	0	0
90-Day Eurodollar September Futures	Short	09/2016	10	(4)	0	0
Australia Government 10-Year Bond June Futures	Long	06/2016	28	25	20	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	15	(1)	1	0
Euro-Bobl June Futures	Long	06/2016	438	(232)	0	(35)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	772	(2,300)	18	(229)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	360	(119)	25	(111)
Mini MSCI Emerging Markets Index June Futures	Long	06/2016	1,122	961	0	(39)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	15	6	0	0
U.S. Treasury 2-Year Note June Futures	Long	06/2016	2,253	122	176	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	154	41	34	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	3,515	(488)	1,318	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2016	140	(222)	0	(149)
United Kingdom Long Gilt June Futures	Short	06/2016	25	(16)	11	(13)

Total Futures Contracts				$(5,334)	$1,603	$(603)

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$54,153	$2,901	$(73)	$70	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	101,400	3,078	1,780	164	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	67,000	358	302	0	(4)

				$6,337	$2,009	$234	$(4)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	735,000	$1,305	$1,141	$146	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		1,551,600	(41,594)	(34,512)	0	(1,004)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		340,500	15,130	9,047	571	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		568,900	(35,822)	(24,051)	0	(1,479)
Pay	3-Month USD-LIBOR *	2.000	06/15/2023		34,700	1,271	214	90	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		96,300	(6,491)	(5,129)	0	(352)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		138,200	(7,144)	(7,736)	0	(520)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		138,850	(20,097)	(16,002)	0	(981)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		29,350	(2,198)	21	0	(203)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026	EUR	77,200	1,075	607	0	(135)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		2,500	(129)	(53)	2	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020	GBP	16,700	(713)	(502)	0	(29)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		40,300	(3,121)	(1,958)	0	(86)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		17,300	(63)	(182)	0	(32)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		5,300	(172)	(43)	0	(36)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	5,110,000	(646)	(34)	134	0
Pay	28-Day MXN-TIIE	5.600	09/06/2016	MXN	6,800	3	(12)	0	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017		9,100	4	(6)	0	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		315,000	279	(370)	1	0
Pay	28-Day MXN-TIIE	5.250	06/11/2018		13,800	10	(6)	0	0
Pay	28-Day MXN-TIIE	5.500	06/11/2018		17,100	18	(9)	0	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021		54,500	37	57	3	0
Pay	28-Day MXN-TIIE	5.560	11/11/2021		56,100	21	(66)	4	0
Pay	28-Day MXN-TIIE	5.750	09/02/2022		31,100	15	45	3	0
Pay	28-Day MXN-TIIE	6.000	09/02/2022		27,000	35	40	3	0
Pay	28-Day MXN-TIIE	6.810	06/19/2034		43,600	43	76	2	0

						$(98,944)	$(79,423)	$959	$(4,857)

Total Swap Agreements						$(92,607)	$(77,414)	$1,193	$(4,861)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(g)	Securities with an aggregate market value of $71,166 and cash of $5,471 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$15	$1,603	$1,193	$2,811	$0	$(603)	$(4,861)	$(5,464)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	55

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2016	JPY	1,005,140		$8,977	$46	$0
	05/2016	BRL	70,513		20,106	652	0
	05/2016	EUR	8,219		9,208	0	(155)
	05/2016	TWD	595,480		17,821	0	(705)
	05/2016		$147	CNH	958	1	0
	05/2016		2,360	INR	160,709	49	0
	08/2016		16,873	CNH	113,452	567	0
	10/2016		36,219		236,473	6	0

BPS	04/2016	BRL	36,363		$9,355	0	(758)
	04/2016		$10,217	BRL	36,363	0	(104)
	05/2016	MXN	450,686		$25,587	0	(390)
	07/2016	BRL	116,369		32,352	796	0
	08/2016	CNH	61,538		9,300	0	(159)
	08/2016		$4,669	CNH	30,629	39	0

BRC	05/2016		21,289	MXN	379,358	577	0
	05/2016		2,465	TWD	80,914	52	0
	10/2016		8,093	CNH	54,716	289	0

CBK	04/2016	JPY	2,225,200		$19,756	0	(15)
	05/2016	CHF	112		116	0	(1)
	05/2016	EUR	3,626		4,035	0	(96)
	05/2016		$6,735	EUR	6,010	111	0
	10/2016	BRL	51,460		$12,328	0	(1,257)

DUB	04/2016		32,031		9,000	92	0
	04/2016		$8,429	BRL	32,031	479	0
	10/2016		4,485	CNH	30,285	154	0
	01/2017	BRL	5,990		$1,420	0	(123)

FBF	04/2016		318,979		86,832	0	(1,880)
	04/2016		$89,628	BRL	318,979	0	(916)
	05/2016		86,264		318,979	1,743	0

GLM	04/2016	BRL	373,905		$105,062	1,074	0
	04/2016		$93,948	BRL	373,905	10,040	0
	04/2016		17,554	GBP	12,293	101	0
	05/2016	AUD	20,884		$15,840	0	(140)
	05/2016	GBP	12,293		17,556	0	(102)
	05/2016		$15,716	AUD	20,746	159	0
	05/2016		883	EUR	786	12	0
	05/2016		12,798	MXN	223,754	99	0
	10/2016	BRL	24,850		$6,096	0	(464)

HUS	04/2016		50,594		13,336	0	(735)
	04/2016		$14,216	BRL	50,594	0	(145)
	04/2016		159	CNH	1,038	1	0
	04/2016		13,070	JPY	1,471,040	1	0
	05/2016	EUR	1,078		$1,175	0	(53)
	05/2016	JPY	1,471,040		13,079	0	(3)
	05/2016		$2,113	HKD	16,459	10	0
	05/2016		4,413	TWD	144,901	95	0
	08/2016	CNH	94,006		$14,211	0	(239)
	08/2016		$11,410	CNH	75,128	138	0
	10/2016		5,711		37,974	106	0
	01/2021	BRL	2,630		$405	0	(76)

JPM	04/2016	DKK	21,400		3,158	0	(110)
	04/2016	JPY	2,110,200		18,966	217	0
	04/2016		$1,187	GBP	830	5	0
	04/2016		2,280	RUB	168,028	213	0
	05/2016	BRL	96,370		$27,339	750	0
	05/2016	KRW	881,592		733	0	(36)
	05/2016		$154	CNH	1,004	1	0
	05/2016		1,160	EUR	1,027	10	0
	05/2016		309	MXN	5,515	9	0
	05/2016		1,909	TWD	62,701	42	0
	10/2016	BRL	176,890		$41,228	0	(5,467)
	10/2016		$4,469	CNH	30,210	159	0

MSB	05/2016	BRL	23,677		$6,720	187	0
	10/2016		66,680		15,938	0	(1,664)

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	04/2016	GBP	13,123		$18,323	$0	$(525)
	04/2016	JPY	91,600		813	0	0
	04/2016		$429	CNH	2,794	3	0
	04/2016		35,494	JPY	3,961,100	0	(298)
	05/2016	EUR	38,287		$42,611	0	(1,007)
	05/2016		$308	CNH	2,008	2	0
	05/2016		1,582	EUR	1,409	23	0
	05/2016		8,575	TWD	281,273	176	0
	05/2016		1,694	ZAR	25,182	0	(1)
	08/2016	CNH	45,995		$6,950	0	(120)
	08/2016		$3,141	CNH	20,687	39	0
	10/2016	CNH	689,441		$105,274	0	(340)
	10/2016		$11,747	CNH	78,262	242	0
	02/2017	CNH	254,536		$36,761	0	(1,950)

SOG	04/2016		$1,029	CNH	6,703	8	0
	04/2016		770	TWD	25,271	16	0
	08/2016	CNH	16,530		$2,500	0	(41)
	08/2016		$1,297	CNH	8,501	10	0
	10/2016		5,120		34,570	176	0

UAG	05/2016	INR	129,436		$1,860	0	(80)
	05/2016		$144	CNH	938	1	0
	05/2016		940	EUR	864	44	0
	08/2016	CNH	13,478		$2,039	0	(33)
	02/2017		$3,904	CNH	25,891	34	0

Total Forward Foreign Currency Contracts						$19,856	$(20,188)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	9,500	$97	$2
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		500	20	40

BPS	Put - OTC USD versus JPY	JPY	107.000	04/14/2016		27,800	291	5

CBK	Call - OTC USD versus JPY		147.500	04/26/2016		60,166	6	0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	13,400	524	435

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017	$	9,600	403	918

							$1,341	$1,400

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$ 116,800	$41	$11
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	84,100	161	119
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	15,200	773	759

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	118,200	402	554
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	30,200	1,562	1,507

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	126,900	456	595
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016	14,900	408	16

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	28,050	1,349	1,377

							$5,152	$4,938

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 04/01/2046	$	71.000	04/06/2016	$55,100	$2	$0
	Call - OTC Fannie Mae 4.000% due 04/01/2046		124.000	04/06/2016	279,000	11	0

						$13	$0

Total Purchased Options						$6,506	$6,338

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	57

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$	2,200	$(5)	$(1)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		2,100	(5)	0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016		2,900	(7)	0

							$(17)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	7,200	$(39)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		7,200	(47)	(4)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	9,500	(24)	0
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016		13,700	(751)	(568)
	Call - OTC USD versus RUB		108.000	02/22/2017		500	(20)	(8)

BPS	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	23,100	(141)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		23,100	(141)	(12)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	27,800	(76)	0

DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		3,724	(480)	(194)
	Put - OTC USD versus BRL		5.000	10/19/2017		3,724	(555)	(923)

FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	8,390	(326)	(270)
	Call - OTC EUR versus MXN		22.650	03/21/2017		8,390	(291)	(325)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	11,195	(1,418)	(582)
	Put - OTC USD versus BRL		5.000	10/19/2017		11,195	(1,689)	(2,776)
	Call - OTC USD versus BRL		6.300	01/11/2018		3,500	(186)	(106)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	13,400	(428)	(153)
	Put - OTC EUR versus MXN		18.900	03/21/2017		12,957	(526)	(416)
	Call - OTC EUR versus MXN		22.650	03/21/2017		12,957	(424)	(502)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016	$	25,766	(316)	(1,450)

HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	6,800	(445)	(530)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016	$	25,766	(652)	(5)

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	6,500	(462)	(507)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	9,600	(415)	(152)

							$(9,852)	$(9,483)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,100	$(19)	$0
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,400	(31)	(1)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	0

						$(57)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	2,200	$(8)	$(8)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		2,200	(10)	(5)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	75,500	(785)	(788)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		17,900	(161)	(207)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		150,800	(1,606)	(1,575)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		28,300	(93)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		5,500	(92)	(104)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		19,400	(310)	(372)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	4,400	(17)	(23)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		4,400	(16)	(7)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	$	9,200	(158)	(174)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		17,500	(298)	(336)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		14,900	(411)	(798)

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700%	12/12/2018	$	140,200	$(1,484)	$(1,508)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	3,400	(11)	(18)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		3,400	(14)	(6)

								$(5,474)	$(5,929)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$550	$0	$8

Total Written Options					$(15,400)	$(15,406)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	1,122	$2,284,966	AUD	61,700	CAD	0	EUR	158,951	$(20,056)
Sales	2,529	1,824,477		111,987		78,660		783,567	(30,827)
Closing Buys	(3,651)	(1,207,964)		(61,700)		(39,330)		(379,098)	18,957
Expirations	0	(1,849,200)		(47,748)		(39,330)		(295,351)	10,931
Exercised	0	(413,859)		(64,239)		0		(118,075)	5,595

Balance at End of Period	0	$638,420	AUD	0	CAD	0	EUR	149,994	$(15,400)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Korea Government International Bond	1.000%	09/20/2022	0.757%	$	3,200	$46	$3	$49	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	4,800	(30)	42	12	0

BPS	Korea Government International Bond	1.000	09/20/2022	0.757	$	1,600	26	(2)	24	0

BRC	Brazil Government International Bond	1.000	06/20/2016	0.596		12,200	(18)	33	15	0
	Italy Government International Bond	1.000	06/20/2017	0.394		2,500	9	10	19	0

CBK	Italy Government International Bond	1.000	06/20/2017	0.394		4,000	23	8	31	0

DUB	Italy Government International Bond	1.000	09/20/2016	0.297		1,500	11	(6)	5	0
	Mexico Government International Bond	1.000	06/20/2016	0.289		12,600	31	(7)	24	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		1,700	(24)	36	12	0
	Spain Government International Bond	1.000	06/20/2019	0.620		22,400	(1)	278	277	0

FBF	Brazil Government International Bond	1.000	06/20/2016	0.596		10,700	(16)	29	13	0

GST	Italy Government International Bond	1.000	06/20/2017	0.394		1,700	10	3	13	0
	Mexico Government International Bond	1.000	06/20/2017	0.448		700	(7)	12	5	0
	Spain Government International Bond	1.000	06/20/2019	0.620		10,100	5	120	125	0

HUS	Italy Government International Bond	1.000	09/20/2016	0.297		2,900	22	(11)	11	0
	U.S. Treasury Notes	0.250	06/20/2017	0.124	EUR	6,200	(12)	23	11	0

JPM	Mexico Government International Bond	1.000	06/20/2017	0.448	$	9,600	(127)	195	68	0
	Spain Government International Bond	1.000	06/20/2019	0.620		12,300	(6)	158	152	0
	Spain Government International Bond	1.000	03/20/2020	0.715		1,900	13	8	21	0

MYC	Italy Government International Bond	1.000	06/20/2017	0.394		2,600	9	11	20	0
	Korea Government International Bond	1.000	09/20/2022	0.757		500	8	0	8	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		1,400	(20)	30	10	0
	Spain Government International Bond	1.000	06/20/2019	0.620		4,600	9	48	57	0
	Spain Government International Bond	1.000	03/20/2020	0.715		900	6	4	10	0

							$(33)	$1,025	$992	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	59

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$2,000	$268	$(23)	$245	$0

BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	4,262	(853)	49	0	(804)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	1,000	134	(11)	123	0

					$(451)	$15	$368	$(804)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.338%	11/15/2030	GBP	240	$3	$14	$17	$0
	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	21,600	59	(380)	0	(321)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		27,000	31	(377)	0	(346)
	Receive	3-Month EUR-EXT-CPI Index	0.710	01/29/2020	EUR	23,200	(27)	(389)	0	(416)

BPS	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	58,700	8	(881)	0	(873)
	Pay	1-Year BRL-CDI	12.600	01/04/2021		38,100	3	(400)	0	(397)
	Receive	3-Month EUR-EXT-CPI Index	0.700	01/30/2020	EUR	22,200	(3)	(382)	0	(385)

BRC	Receive	1-Year BRL-CDI	14.145	01/04/2021	BRL	99,900	0	(286)	0	(286)

CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	530	0	55	55	0
	Receive	3-Month EUR-EXT-CPI Index	0.990	03/31/2020	EUR	16,400	(5)	(480)	0	(485)

DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	5,333	(7)	318	311	0
	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	1,400	0	(21)	0	(21)

FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	300	2	29	31	0
	Pay	1-Year BRL-CDI	12.560	01/04/2021	BRL	46,500	(5)	(393)	0	(398)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		54,300	130	(605)	0	(475)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	8,500	0	480	480	0
	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	1	0	0	0	0
	Pay	1-Year BRL-CDI	12.230	01/04/2021		32,600	20	(437)	0	(417)
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	18,700	(43)	(326)	0	(369)
	Receive	3-Month EUR-EXT-CPI Index	0.660	01/30/2020		54,400	(4)	(811)	0	(815)
	Pay	28-Day MXN-TIIE	5.750	06/05/2023	MXN	400	(1)	1	0	0

HUS	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	45,100	(86)	(585)	0	(671)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		23,900	24	(330)	0	(306)
	Pay	28-Day MXN-TIIE	5.500	06/11/2018	MXN	2,400	0	3	3	0

JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	1,250	2	71	73	0

MYC	Pay	1-Month GBP-UKRPI	3.300	11/15/2030		3,790	(6)	227	221	0
	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	40,200	106	(704)	0	(598)

							$201	$(6,589)	$1,191	$(7,579)

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERAEMLT Index	305,591	1-Month USD-LIBOR plus a specified spread	07/15/2016	$664,983		$(87,981)	$0	$(87,981)
	Receive	ERAEMLT Index	99,539	1-Month USD-LIBOR plus a specified spread	07/29/2016	161,581		26,315	26,315	0
	Receive	ERAEMLT Index	270,426	1-Month USD-LIBOR plus a specified spread	08/16/2016	574,495		(63,886)	0	(63,886)
	Receive	ERAEMLT Index	277,372	1-Month USD-LIBOR plus a specified spread	12/15/2016	491,634		32,165	32,165	0

FBF	Receive	ERAEMLT Index	74,273	1-Month USD-LIBOR plus a specified spread	11/15/2016	131,647		8,614	8,614	0

								$(84,773)	$67,094	$(151,867)

Total Swap Agreements							$(283)	$(90,322)	$69,645	$(160,250)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(i)	Securities with an aggregate market value of $111,740 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$1,321	$42	$58,803	$60,166	$(860)	$(580)	$(152,950)	$(154,390)	$(94,224)	$96,242	$2,018
BPS	835	5	24	864	(1,411)	(25)	(1,655)	(3,091)	(2,227)	1,520	(707)
BRC	918	0	34	952	0	(1)	(1,090)	(1,091)	(139)	277	138
CBK	111	889	209	1,209	(1,369)	(996)	(485)	(2,850)	(1,641)	1,700	59
DUB	725	0	629	1,354	(123)	(1,117)	(21)	(1,261)	93	41	134
FBF	1,743	0	8,658	10,401	(2,796)	(4,059)	(873)	(7,728)	2,673	(3,930)	(1,257)
GLM	11,485	2,496	480	14,461	(706)	(4,602)	(1,601)	(6,909)	7,552	(6,160)	1,392
GST	0	0	143	143	0	0	0	0	143	(260)	(117)
HUS	351	0	25	376	(1,251)	(535)	(977)	(2,763)	(2,387)	2,198	(189)
JPM	1,406	611	314	2,331	(5,613)	(1,300)	0	(6,913)	(4,582)	4,320	(262)
MSB	187	0	0	187	(1,664)	0	0	(1,664)	(1,477)	1,330	(147)
MYC	0	1,377	326	1,703	0	(1,532)	(598)	(2,130)	(427)	52	(375)
SCX	485	0	0	485	(4,241)	0	0	(4,241)	(3,756)	3,437	(319)
SOG	210	918	0	1,128	(41)	(659)	0	(700)	428	(290)	138
UAG	79	0	0	79	(113)	0	0	(113)	(34)	44	10

Total Over the Counter	$19,856	$6,338	$69,645	$95,839	$(20,188)	$(15,406)	$(160,250)	$(195,844)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	61

Schedule of Investments PIMCO RAE Fundamental PLUS EMG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	1,603	1,603
Swap Agreements	0	234	0	0	959	1,193

	$0	$234	$0	$0	$2,577	$2,811

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,856	$0	$19,856
Purchased Options	0	0	0	1,400	4,938	6,338
Swap Agreements	0	1,360	67,094	0	1,191	69,645

	$0	$1,360	$67,094	$21,256	$6,129	$95,839

	$0	$1,594	$67,094	$21,256	$8,706	$98,650

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$39	$0	$564	$603
Swap Agreements	0	4	0	0	4,857	4,861

	$0	$4	$39	$0	$5,421	$5,464

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,188	$0	$20,188
Written Options	0	1	0	9,475	5,930	15,406
Swap Agreements	0	804	151,867	0	7,579	160,250

	$0	$805	$151,867	$29,663	$13,509	$195,844

	$0	$809	$151,906	$29,663	$18,930	$201,308

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(122)	$(122)
Written Options	0	0	27	0	622	649
Futures	0	0	(90)	0	1,444	1,354
Swap Agreements	0	6,618	0	0	(46,593)	(39,975)

	$0	$6,618	$(63)	$0	$(44,649)	$(38,094)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51,381	$0	$51,381
Purchased Options	0	(69)	0	(2,678)	(7,557)	(10,304)
Written Options	0	357	0	9,482	12,304	22,143
Swap Agreements	0	6,049	(387,449)	(93)	(27,778)	(409,271)

	$0	$6,337	$(387,449)	$58,092	$(23,031)	$(346,051)

	$0	$12,955	$(387,512)	$58,092	$(67,680)	$(384,145)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(61)	$(61)
Written Options	0	0	0	0	261	261
Futures	0	0	961	0	(10,046)	(9,085)
Swap Agreements	0	(2,615)	0	0	(7,920)	(10,535)

	$0	$(2,615)	$961	$0	$(17,766)	$(19,420)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(63,362)	$0	$(63,362)
Purchased Options	0	44	0	613	2,283	2,940
Written Options	0	16	0	1,547	(830)	733
Swap Agreements	0	(2,546)	27,403	37	915	25,809

	$0	$(2,486)	$27,403	$(61,165)	$2,368	$(33,880)

	$0	$(5,101)	$28,364	$(61,165)	$(15,398)	$(53,300)

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,695	$0	$3,695
Corporate Bonds & Notes
Banking & Finance	0	285,017	1,740	286,757
Industrials	0	63,320	0	63,320
Utilities	0	51,442	0	51,442
Municipal Bonds & Notes
California	0	24,198	0	24,198
Illinois	0	2,017	0	2,017
Nebraska	0	124	0	124
Nevada	0	297	0	297
New Jersey	0	3,365	0	3,365
New York	0	1,813	0	1,813
Ohio	0	1,521	0	1,521
Tennessee	0	133	0	133
Texas	0	2,584	0	2,584
Washington	0	3,104	0	3,104
U.S. Government Agencies	0	233,224	0	233,224
U.S. Treasury Obligations	0	916,610	0	916,610
Non-Agency Mortgage-Backed Securities	0	144,900	0	144,900
Asset-Backed Securities	0	184,318	0	184,318
Sovereign Issues	0	155,268	0	155,268
Preferred Securities
Banking & Finance	1,201	7,272	0	8,473
Short-Term Instruments
Certificates of Deposit	0	9,491	0	9,491
Short-Term Notes	0	3,372	0	3,372
U.S. Treasury Bills	0	2,827	0	2,827
	$1,201	$2,099,912	$1,740	$2,102,853

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$79,109	$0	$0	$79,109

Total Investments	$80,310	$2,099,912	$1,740	$2,181,962

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(84,835)	$0	$(84,835)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,603	1,208	0	2,811
Over the counter	0	95,839	0	95,839
	$1,603	$97,047	$0	$98,650

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(603)	(4,861)	0	(5,464)
Over the counter	0	(195,844)	0	(195,844)
	$(603)	$(200,705)	$0	$(201,308)

Totals	$81,310	$1,911,419	$1,740	$1,994,469

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	63

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.4%

BANK LOAN OBLIGATIONS 1.0%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$550	$548
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		3,134	3,136
Charter Communications Operating LLC
3.500% due 01/24/2023		500	501
OGX
(13.000% PIK) 13.000% due 04/10/2049 (c)		151	52
Valeant Pharmaceuticals International, Inc.
5.500% due 12/11/2019		2,132	2,017

Total Bank Loan Obligations (Cost $6,419)			6,254

CORPORATE BONDS & NOTES 23.8%

BANKING & FINANCE 12.3%
ABN AMRO Bank NV
4.750% due 07/28/2025		200	202
Ally Financial, Inc.
2.500% due 03/15/2017 (i)		5,000	4,927
American International Group, Inc.
4.125% due 02/15/2024		100	105
Aviation Loan Trust
2.744% due 12/15/2022		5,522	5,023
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (h)	EUR	1,700	1,908
Bank of America Corp.
2.650% due 04/01/2019		$5,000	5,092
4.125% due 01/22/2024		2,800	2,972
5.000% due 05/13/2021		200	222
5.650% due 05/01/2018		300	322
5.700% due 01/24/2022		100	115
6.000% due 09/01/2017		2,500	2,643
6.875% due 04/25/2018		1,200	1,319
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,292
14.000% due 06/15/2019 (h)	GBP	2,812	5,115
BBVA Bancomer S.A.
6.750% due 09/30/2022		$6,000	6,674
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,800	1,978
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		200	194
Citigroup, Inc.
5.950% due 05/15/2025 (h)		800	771
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		726	739
Eksportfinans ASA
2.375% due 05/25/2016		650	651
5.500% due 05/25/2016		400	402
5.500% due 06/26/2017		1,800	1,876
Ford Motor Credit Co. LLC
3.000% due 06/12/2017		2,100	2,129
3.157% due 08/04/2020		2,100	2,145
General Motors Financial Co., Inc.
2.625% due 07/10/2017		500	503
2.750% due 05/15/2016		900	902
3.250% due 05/15/2018		2,500	2,543
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		400	461
HBOS PLC
6.750% due 05/21/2018		400	434
Hospitality Properties Trust
5.000% due 08/15/2022		800	833

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
3.400% due 03/08/2021		$700	$715
4.250% due 08/18/2025		200	198
4.300% due 03/08/2026		500	516
4.875% due 01/14/2022		900	986
International Lease Finance Corp.
6.750% due 09/01/2016		500	508
7.125% due 09/01/2018		500	546
Lloyds Bank PLC
12.000% due 12/16/2024 (h)		100	135
Morgan Stanley
5.500% due 01/26/2020		500	558
6.625% due 04/01/2018		3,000	3,280
Novo Banco S.A.
5.000% due 04/23/2019	EUR	400	350
Rabobank Group
6.875% due 03/19/2020		3,650	4,911
Rio Oil Finance Trust
9.250% due 07/06/2024		$3,800	2,394
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)		100	93
SL Green Realty Corp.
5.000% due 08/15/2018		3,500	3,678
UBS AG
7.625% due 08/17/2022		400	459
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		200	201
4.125% due 09/24/2025		200	201
Volkswagen Bank GmbH
0.209% due 11/27/2017	EUR	300	335
Wells Fargo & Co.
2.600% due 07/22/2020		$500	512
Weyerhaeuser Co.
7.375% due 10/01/2019		2,850	3,274

			78,342

INDUSTRIALS 8.1%
AbbVie, Inc.
2.500% due 05/14/2020		200	204
3.600% due 05/14/2025		200	210
4.500% due 05/14/2035		100	104
4.700% due 05/14/2045		100	107
Actavis Funding SCS
2.350% due 03/12/2018		1,000	1,012
3.000% due 03/12/2020		1,000	1,031
ADT Corp.
4.875% due 07/15/2042		2,419	1,645
Aerojet Rocketdyne Holdings, Inc.
7.125% due 03/15/2021		1,500	1,564
Altria Group, Inc.
9.250% due 08/06/2019		464	574
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		400	411
3.650% due 02/01/2026		600	632
Boston Scientific Corp.
6.000% due 01/15/2020		2,100	2,373
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		2,100	1,949
CCO Safari LLC
3.579% due 07/23/2020		200	205
4.464% due 07/23/2022		300	315
4.908% due 07/23/2025		800	845
6.384% due 10/23/2035		200	221
6.484% due 10/23/2045		300	335
6.834% due 10/23/2055		100	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CVS Health Corp.
2.800% due 07/20/2020		$100	$104
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		600	649
4.875% due 07/20/2035		100	112
5.125% due 07/20/2045		200	233
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	5,600	5,815
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	204
Kraft Heinz Foods Co.
2.000% due 07/02/2018		200	202
2.800% due 07/02/2020		100	103
3.500% due 07/15/2022		100	105
3.950% due 07/15/2025		100	107
5.000% due 07/15/2035		100	111
5.200% due 07/15/2045		100	112
Nissan Motor Acceptance Corp.
1.646% due 03/08/2019		6,900	6,905
OGX Austria GmbH
8.500% due 06/01/2018 ^		3,900	0
QUALCOMM, Inc.
4.650% due 05/20/2035		200	206
4.800% due 05/20/2045		200	199
Reynolds American, Inc.
4.450% due 06/12/2025		200	221
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		5,775	5,544
Schaeffler Finance BV
4.250% due 05/15/2021		6,100	6,237
Stryker Corp.
2.000% due 03/08/2019		1,100	1,112
Tyson Foods, Inc.
4.500% due 06/15/2022		1,400	1,536
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		1,495	1,672
Viacom, Inc.
4.250% due 09/01/2023		2,400	2,452
WestRock RKT Co.
4.900% due 03/01/2022		900	968
Wynn Macau Ltd.
5.250% due 10/15/2021		2,800	2,653

			51,514

UTILITIES 3.4%
AES Corp.
3.635% due 06/01/2019		4,000	3,870
AT&T, Inc.
1.559% due 06/30/2020		500	495
2.450% due 06/30/2020		100	101
3.000% due 06/30/2022		600	610
3.400% due 05/15/2025		300	301
4.500% due 05/15/2035		100	99
4.750% due 05/15/2046		100	98
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		157	51
Petrobras Global Finance BV
2.238% due 05/20/2016		600	600
2.750% due 01/15/2018	EUR	100	103
2.762% due 01/15/2019		$900	734
3.002% due 03/17/2017		1,100	1,064
3.522% due 03/17/2020		2,800	2,163
4.250% due 10/02/2023	EUR	200	165
4.375% due 05/20/2023		$200	147
4.875% due 03/17/2020		200	167
5.375% due 01/27/2021		100	82

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 01/20/2020		$300	$259
6.850% due 06/05/2115		1,800	1,246
Puget Energy, Inc.
5.625% due 07/15/2022		1,800	2,019
Telefonica Europe BV
6.500% due 09/18/2018 (h)	EUR	900	1,089
Verizon Communications, Inc.
4.522% due 09/15/2048		$524	527
4.862% due 08/21/2046		452	479
5.150% due 09/15/2023		4,002	4,628
6.400% due 09/15/2033		32	40

			21,137

Total Corporate Bonds & Notes (Cost $158,496)			150,993

MUNICIPAL BONDS & NOTES 1.3%

COLORADO 0.1%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037		500	691

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	102
7.750% due 01/01/2042		200	200
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029		500	582

			884

NEW YORK 0.6%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039		2,800	3,809
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040		150	180

			3,989

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041		1,800	2,620
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111		300	323

			2,943

Total Municipal Bonds & Notes (Cost $7,876)			8,507

U.S. GOVERNMENT AGENCIES 11.7%
Fannie Mae
0.000% due 08/25/2039 (b)(f)		2,322	2,117
0.763% due 04/25/2037		55	55
0.783% due 07/25/2037		31	31
0.953% due 10/25/2040		112	113
0.983% due 09/25/2041		408	407
5.000% due 08/01/2033		125	139
5.500% due 03/01/2028		24	27
5.617% due 03/25/2037 (a)		1,001	190
5.667% due 04/25/2037 (a)		2,603	469
5.717% due 11/25/2039 (a)		499	86
5.947% due 03/25/2037 (a)		1,178	212
5.967% due 05/25/2037 (a)		2,909	578
6.357% due 04/25/2037 (a)		5,079	1,058

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.767% due 02/25/2037 (a)	$526	$109
7.217% due 07/25/2033 (a)	307	70
9.082% due 11/25/2040	4	6
11.401% due 01/25/2041	5,985	8,261
Fannie Mae, TBA
3.000% due 05/01/2046	4,300	4,404
4.000% due 04/01/2046	38,100	40,723
Freddie Mac
0.736% due 05/15/2037	34	34
0.756% due 02/15/2037	400	400
0.886% due 06/15/2042	2,771	2,794
0.956% due 12/15/2041	570	571
0.986% due 01/15/2042	1,684	1,690
5.000% due 04/15/2041	1,624	1,926
5.500% due 03/15/2034	517	580
6.134% due 09/15/2036 (a)	839	165
9.988% due 02/15/2040	169	213
11.891% due 02/15/2041	3	4
13.234% due 09/15/2041	602	902
Ginnie Mae, TBA
3.500% due 04/01/2046	3,300	3,483
4.000% due 04/01/2046	2,000	2,139
NCUA Guaranteed Notes
0.808% due 11/06/2017	282	282

Total U.S. Government Agencies (Cost $73,451)		74,238

U.S. TREASURY OBLIGATIONS 42.8%
U.S. Treasury Bonds
2.500% due 02/15/2046 (k)	5,100	4,974
3.000% due 11/15/2044	1,000	1,080
U.S. Treasury Inflation Protected Securities (g)
0.250% due 01/15/2025 (i)	450	455
0.750% due 02/15/2045	3,924	3,807
2.375% due 01/15/2025 (m)	21,931	26,148
2.375% due 01/15/2027 (m)(o)	16,329	19,973
2.500% due 01/15/2029	5,407	6,802
U.S. Treasury Notes
1.375% due 08/31/2020 (m)(o)	700	707
1.875% due 11/30/2021 (m)(o)	35,300	36,271
1.875% due 08/31/2022 (k)(m)(o)	64,500	66,031
1.875% due 10/31/2022 (m)(o)	28,900	29,577
2.000% due 07/31/2022 (o)	51,900	53,545
2.000% due 08/15/2025 (k)	9,850	10,044
2.125% due 05/15/2025 (o)	12,500	12,894

Total U.S. Treasury Obligations (Cost $264,530)		272,308

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.1%
American Home Mortgage Investment Trust
2.881% due 02/25/2045	427	428
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047	572	576
Banc of America Funding Trust
3.032% due 06/20/2037 ^	271	253
6.000% due 08/25/2036 ^	212	207
Banc of America Mortgage Trust
2.747% due 06/25/2035	60	59
2.794% due 05/25/2033	326	326
2.887% due 06/25/2034	140	138
2.892% due 01/25/2035	110	104
2.945% due 02/25/2034	125	119
Banc of America Re-REMIC Trust
5.586% due 06/24/2050	1,549	1,562
5.664% due 02/24/2051	260	263

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 02/25/2036		$88	$86
Bear Stearns ALT-A Trust
0.753% due 01/25/2047		477	326
Chase Mortgage Finance Trust
2.656% due 01/25/2036		114	106
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.663% due 05/25/2036		1,629	1,425
Citigroup Commercial Mortgage Trust
1.186% due 06/15/2033		10,600	10,383
5.737% due 06/14/2050		2,287	2,318
Citigroup Mortgage Loan Trust, Inc.
2.650% due 09/25/2035		463	463
2.730% due 10/25/2035		336	331
2.870% due 10/25/2035 ^		460	454
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^		671	589
6.000% due 06/25/2037 ^		853	736
Claris Finance SRL
0.354% due 10/31/2060	EUR	3,556	4,013
Countrywide Alternative Loan Trust
0.603% due 11/25/2036		$8,711	8,581
0.642% due 09/20/2046		216	159
0.728% due 11/20/2035		754	601
0.953% due 12/25/2035		92	79
1.751% due 08/25/2035		369	325
1.831% due 01/25/2036		1,044	948
3.400% due 08/25/2018		247	228
6.000% due 08/25/2036 ^		538	494
Countrywide Home Loan Mortgage Pass-Through Trust
0.733% due 05/25/2035		564	483
1.093% due 02/25/2035		71	62
2.555% due 10/20/2034		182	163
5.750% due 05/25/2037 ^		61	58
Credit Suisse First Boston Mortgage Securities Corp.
2.689% due 09/25/2034		328	324
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^		472	413
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		9,550	4,935
Deutsche ALT-A Securities, Inc.
0.933% due 02/25/2035		876	788
Extended Stay America Trust
2.958% due 12/05/2031		1,000	1,003
First Horizon Alternative Mortgage Securities Trust
2.382% due 12/25/2035		567	449
First Horizon Mortgage Pass-Through Trust
2.643% due 10/25/2035 ^		1,585	1,308
GS Mortgage Securities Trust
5.162% due 12/10/2043		1,585	1,779
GSR Mortgage Loan Trust
2.010% due 04/25/2032		91	83
2.719% due 12/25/2034		176	172
2.804% due 09/25/2035		799	796
2.849% due 11/25/2035		526	505
2.869% due 07/25/2035		130	128
2.941% due 11/25/2035		200	192
5.500% due 01/25/2037		481	469
HomeBanc Mortgage Trust
0.763% due 10/25/2035		1,251	1,156
Impac Secured Assets Trust
2.768% due 07/25/2035		314	229
IndyMac Mortgage Loan Trust
0.623% due 09/25/2046		664	545
JPMorgan Chase Commercial Mortgage Securities Trust
5.814% due 06/12/2043		2,592	2,590

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	65

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.669% due 06/25/2035		$72	$71
2.705% due 07/25/2035		1,546	1,510
2.796% due 07/25/2035		47	46
5.500% due 04/25/2036		5,474	5,569
MASTR Adjustable Rate Mortgages Trust
2.812% due 11/21/2034		194	198
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.296% due 08/15/2032		398	378
Merrill Lynch Alternative Note Asset Trust
0.543% due 03/25/2037		892	397
Merrill Lynch Mortgage Investors Trust
2.381% due 02/25/2033		372	358
4.170% due 05/25/2036		903	826
5.250% due 08/25/2036		778	797
Morgan Stanley Capital Trust
4.661% due 06/15/2044		250	278
5.439% due 02/12/2044		216	216
Morgan Stanley Mortgage Loan Trust
2.292% due 06/25/2036		44	43
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		542	517
Royal Bank of Scotland Capital Funding Trust
5.336% due 05/16/2047		196	198
5.420% due 01/16/2049		129	130
5.509% due 04/16/2047		1,300	1,298
5.695% due 09/16/2040		696	705
5.918% due 06/16/2049		1,063	1,077
5.946% due 02/16/2051		274	275
Sequoia Mortgage Trust
1.388% due 05/20/2034		299	285
Structured Asset Mortgage Investments Trust
0.643% due 04/25/2036		468	334
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.933% due 12/25/2033		15	15
2.195% due 05/25/2032		5	5
2.569% due 02/25/2034		1,103	1,062
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035		228	229
5.500% due 05/25/2035		605	618
Suntrust Adjustable Rate Mortgage Loan Trust
2.832% due 01/25/2037 ^		1,142	1,056
Thornburg Mortgage Securities Trust
2.394% due 06/25/2047 ^		1,994	1,787
5.750% due 06/25/2047		511	470
Vulcan European Loan Conduit Ltd.
0.101% due 05/15/2017	EUR	731	822
Wachovia Bank Commercial Mortgage Trust
5.703% due 06/15/2049		$2,500	2,559
WaMu Mortgage Pass-Through Certificates Trust
0.703% due 12/25/2045		1,756	1,645
1.132% due 12/25/2046		199	167
2.155% due 08/25/2046		426	377
2.495% due 08/25/2035		407	399
2.555% due 06/25/2033		606	603
Wells Fargo Mortgage-Backed Securities Trust
2.763% due 02/25/2035		479	473
2.771% due 05/25/2036 ^		126	119

Total Non-Agency Mortgage-Backed Securities (Cost $80,992)			83,222

ASSET-BACKED SECURITIES 12.3%
ACE Securities Corp. Home Equity Loan Trust
1.333% due 12/25/2034		2,287	2,045
Bear Stearns Asset-Backed Securities Trust
0.603% due 03/25/2037		10,005	10,076
Carrington Mortgage Loan Trust
0.673% due 06/25/2036		3,000	1,946

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Education Loan Trust
0.754% due 03/15/2026		$1,004	$993
Citigroup Mortgage Loan Trust, Inc.
0.733% due 10/25/2036		1,010	691
1.333% due 09/25/2035 ^		2,000	1,115
COA Summit CLO Ltd.
1.974% due 04/20/2023		5,712	5,719
Countrywide Asset-Backed Certificates
0.573% due 06/25/2047		5,595	4,503
0.623% due 10/25/2034		92	90
0.653% due 09/25/2037 ^		2,836	2,484
0.723% due 06/25/2036		760	706
Countrywide Asset-Backed Certificates Trust
0.593% due 03/25/2037		466	433
0.786% due 05/25/2036		684	666
1.063% due 08/25/2035		4,000	3,630
EMC Mortgage Loan Trust
1.521% due 02/25/2041		34	34
Gallatin CLO Ltd.
1.892% due 07/15/2023		1,919	1,916
Harbourmaster CLO BV
0.784% due 02/06/2024	EUR	1,308	1,486
IXIS Real Estate Capital Trust
1.113% due 02/25/2036		$42	42
JPMorgan Mortgage Acquisition Corp.
0.623% due 05/25/2035		231	228
LCM LP
1.581% due 04/15/2022		6,556	6,511
Lockwood Grove CLO Ltd.
1.989% due 01/25/2024		10,100	10,040
Morgan Stanley ABS Capital, Inc. Trust
0.523% due 01/25/2037		1,018	530
0.543% due 03/25/2037		3,919	1,738
1.348% due 03/25/2035		1,000	865
Morgan Stanley Dean Witter Capital, Inc. Trust
1.413% due 02/25/2033		750	706
North Carolina State Education Assistance Authority
1.233% due 07/25/2039		2,672	2,613
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		6,099	6,100
Panhandle-Plains Higher Education Authority, Inc.
1.755% due 10/01/2035		211	211
RAAC Trust
0.773% due 08/25/2036		1,300	1,123
Residential Asset Mortgage Products Trust
0.733% due 03/25/2036		3,194	2,773
Residential Asset Securities Corp. Trust
0.683% due 11/25/2036		5,792	3,245
SLM Student Loan Trust
0.045% due 06/17/2024	EUR	453	488
0.325% due 12/15/2027		900	961
Soundview Home Loan Trust
0.673% due 07/25/2036		$2,000	1,162
Specialty Underwriting & Residential Finance Trust
0.583% due 06/25/2037		305	173
Structured Asset Securities Corp. Mortgage Loan Trust
0.523% due 06/25/2037		346	336

Total Asset-Backed Securities (Cost $75,828)			78,378

SOVEREIGN ISSUES 10.0%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,800	3,196
4.900% due 09/15/2021		600	663
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (f)	BRL	58,900	15,848
0.000% due 10/01/2016 (f)		62,100	16,161
Kommunalbanken A/S
1.010% due 03/27/2017		$11,900	11,927

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Land & Housing Corp.
1.875% due 08/02/2017		$8,200	$8,232
Province of Quebec
4.500% due 12/01/2020	CAD	400	352
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	60,000	483
Slovenia Government International Bond
4.750% due 05/10/2018		$5,000	5,294
Spain Government International Bond
2.900% due 10/31/2046	EUR	1,200	1,436

Total Sovereign Issues (Cost $63,977)			63,592

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR (d)		61,369	0

Total Common Stocks (Cost $0)			0

PREFERRED SECURITIES 1.1%

BANKING & FINANCE 1.1%
GMAC Capital Trust
6.402% due 02/15/2040		112,000	2,745
SL Green Realty Corp.
6.500% due 08/10/2017 (h)		161,300	4,249

Total Preferred Securities (Cost $7,031)			6,994

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 0.7%
Intesa Sanpaolo SpA
1.997% due 04/11/2016		$4,400	4,400

REPURCHASE AGREEMENTS (j) 0.1%
			558

U.S. TREASURY BILLS 0.5%
0.214% due 04/07/2016 - 04/28/2016 (e)(f)(o)		3,334	3,334

Total Short-Term Instruments (Cost $8,292)			8,292

Total Investments in Securities (Cost $746,892)			752,778

		SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%
PIMCO Short-Term Floating NAV Portfolio III		1,910,755	18,880

Total Short-Term Instruments (Cost $18,875)			18,880

Total Investments in Affiliates (Cost $18,875)			18,880

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

MARKET VALUE (000S)
Total Investments 121.4% (Cost $765,767)	$771,658

Financial Derivative Instruments (l)(n) (10.2%) (Cost or Premiums, net $(4,771))	(64,823)

Other Assets and Liabilities, net (11.2%)	(71,198)

Net Assets 100.0%	$635,637

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment-in-kind bond security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon bond.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,927	0.78%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$558	U.S. Treasury Notes 3.750% due 11/15/2018	$(572)	$558	$558

Total Repurchase Agreements						$(572)	$558	$558

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.550%	03/31/2016	04/04/2016	$(5,760)	$(5,760)
	0.550	04/04/2016	04/07/2016	(2,538)	(2,538)
GRE	0.630	03/31/2016	04/07/2016	(24,307)	(24,308)
JPS	0.130	03/08/2016	04/15/2016	(2,391)	(2,391)

Total Reverse Repurchase Agreements					$(34,997)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(23,687) at a weighted average interest rate of 0.334%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	04/01/2046	$1,000	$(988)	$(996)
Fannie Mae, TBA	3.000	04/01/2046	3,200	(3,274)	(3,284)
Fannie Mae, TBA	4.000	04/01/2046	44,900	(47,884)	(47,991)

Total Short Sales				$(52,146)	$(52,271)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	67

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $32,568 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(8,298)	$0	$(8,298)	$5,754	$(2,544)
GRE	0	(24,308)	0	(24,308)	24,377	69
JPS	0	(2,391)	0	(2,391)	2,438	47
SGY	0	0	0	0	(278)	(278)
SSB	558	0	0	558	(572)	(14)

Total Borrowings and Other Financing Transactions	$558	$(34,997)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(32,459)	$0	$0	$(32,459)

Total Borrowings	$0	$(32,459)	$0	$0	$(32,459)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(32,459)

(4)	Unsettled reverse repurchase agreements liability of $(2,538) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	344	$(491)	$0	$(5)
90-Day Eurodollar June Futures	Short	06/2016	26	(26)	0	0
90-Day Eurodollar September Futures	Short	09/2016	4	(5)	0	0
Australia Government 10-Year Bond June Futures	Long	06/2016	10	9	7	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	6	(1)	1	0
Euro-Bobl June Futures	Long	06/2016	170	(62)	0	(14)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	278	(828)	6	(82)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	86	(27)	6	(33)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	6	2	0	0
U.S. Treasury 2-Year Note June Futures	Long	06/2016	219	12	17	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	60	7	13	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	1,007	108	378	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2016	122	109	0	(118)
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2016	30	(48)	0	(32)

Total Futures Contracts				$(1,241)	$428	$(284)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$26,900	$144	$240	$0		$(2)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	259,200	$460	$403	$52	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		490,700	(13,159)	(10,857)	0	(318)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		113,800	5,056	2,939	191	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		157,900	(9,932)	(5,639)	0	(406)
Pay	3-Month USD-LIBOR *	2.000	06/15/2023		25,100	919	154	65	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		58,100	(3,916)	(3,095)	0	(212)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		15,200	(808)	(643)	0	(55)
Receive	3-Month USD-LIBOR	2.085	12/18/2025		1,500	(69)	(69)	0	(6)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		45,200	(2,336)	(2,530)	0	(170)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		25,400	(3,676)	(3,455)	0	(179)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		6,700	(502)	14	0	(46)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026	EUR	31,500	439	248	0	(55)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		1,000	(52)	(21)	1	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	31,700	(2,455)	(1,751)	0	(65)
Pay	6-Month GBP-LIBOR *	1.500	09/21/2026		1,600	6	17	3	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		2,000	(65)	(16)	0	(13)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	1,850,000	(234)	(15)	48	0
Pay	28-Day MXN-TIIE	5.660	11/05/2021	MXN	111,600	77	77	7	0

						$(30,247)	$(24,239)	$367	$(1,525)

Total Swap Agreements						$(30,103)	$(23,999)	$367	$(1,527)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(m)	Securities with an aggregate market value of $11,433 and cash of $859 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$428	$367	$795	$0	$(284)	$(1,527)	$(1,811)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2016	BRL	1,654		$465	$5	$0
	04/2016		$446	BRL	1,654	14	0
	05/2016	BRL	16,565		$4,695	138	(13)
	05/2016	INR	21,213		311	0	(7)
	05/2016	JPY	22,800		203	0	0
	05/2016	SGD	23		16	0	(1)
	05/2016		$3,395	CNH	22,072	13	0
	08/2016		3,208		21,177	47	0
	10/2016		12,591		82,210	2	0

BPS	05/2016	RUB	52,624		$771	0	(3)
	08/2016	CNH	25,145		3,800	0	(65)
	08/2016		$1,908	CNH	12,516	16	0
	10/2016	CNH	45,082		$6,720	0	(186)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	69

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	05/2016	MXN	196,984		$11,230	$3	$(127)
	05/2016		$11,695	MXN	208,457	320	0
	05/2016		1,003	TWD	32,923	21	0
	10/2016		3,134	CNH	21,189	112	0

CBK	04/2016	EUR	1,955		$2,172	0	(53)
	04/2016		$454	EUR	402	4	0
	05/2016	BRL	23,593		$6,757	248	0
	05/2016	CAD	559		404	0	(26)
	05/2016	MXN	20,372		1,157	0	(17)
	05/2016		$1,545	AUD	2,028	7	0
	05/2016		2,442	EUR	2,144	0	0
	05/2016		307	INR	21,284	11	0
	05/2016		2,777	TWD	91,141	58	0
	07/2016	BRL	52,465		$13,645	0	(582)
	10/2016		15,800		4,001	0	(169)

DUB	04/2016		14,749		3,794	0	(308)
	04/2016		$3,913	BRL	14,749	194	(5)
	10/2016		1,737	CNH	11,729	60	0

GLM	04/2016	BRL	80,238		$22,546	230	0
	04/2016		$20,254	BRL	80,238	2,062	0
	04/2016		712	EUR	646	23	0
	04/2016		7,727	GBP	5,411	45	0
	05/2016	AUD	10,540		$7,994	0	(71)
	05/2016	GBP	5,411		7,727	0	(45)
	05/2016	JPY	1,845,300		16,516	108	(6)
	05/2016	NOK	1,640		192	0	(6)
	05/2016	TWD	25,443		762	0	(30)
	05/2016		$6,934	AUD	9,154	70	0
	05/2016		4,500	MXN	78,676	35	0

HUS	04/2016	BRL	91,262		$25,042	0	(339)
	04/2016	DKK	910		134	0	(5)
	04/2016		$25,643	BRL	91,262	0	(262)
	04/2016		55	CNH	359	1	0
	05/2016	HKD	1,915		$246	0	(1)
	05/2016	TWD	22,554		668	0	(34)
	05/2016		$19,416	BRL	70,471	27	0
	05/2016		568	RUB	40,555	28	0
	08/2016	CNH	38,460		$5,814	0	(98)
	08/2016		$4,671	CNH	30,756	57	0
	10/2016	CNH	44,528		$6,528	0	(293)
	10/2016		$5,326	CNH	35,336	87	0
	01/2021	BRL	970		$150	0	(28)

JPM	04/2016		11,131		3,128	32	0
	04/2016		$2,928	BRL	11,131	168	0
	04/2016		2,647	GBP	1,844	1	0
	05/2016	AUD	209		$148	0	(12)
	05/2016	BRL	20,379		5,781	159	0
	05/2016	DKK	910		139	0	0
	05/2016		$1,057	BRL	3,836	1	0
	05/2016		1,651	CNH	10,764	11	0
	05/2016		1,112	JPY	126,011	9	0
	05/2016		164	TRY	482	5	0
	05/2016		777	TWD	25,521	17	0
	10/2016		1,731	CNH	11,702	62	0

MSB	04/2016	EUR	34,114		$37,435	0	(1,383)
	04/2016		$2,461	EUR	2,171	9	0
	05/2016	BRL	5,007		$1,421	40	0
	05/2016	DKK	795		120	0	(1)
	05/2016	KRW	247,449		203	0	(13)
	05/2016		$275	ILS	1,069	10	0
	05/2016		245	TWD	8,033	5	0
	05/2016	ZAR	3,972		$274	7	0
	10/2016	BRL	46,300		10,975	0	(1,247)

SCX	04/2016	GBP	7,255		10,098	0	(322)
	04/2016		$141	CNH	918	1	0
	04/2016		396	EUR	357	10	0
	05/2016		3,296	CNH	21,493	22	0
	05/2016		2,509	TWD	82,315	52	0
	08/2016	CNH	18,861		$2,850	0	(49)

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016		$2,201	CNH	14,425	$16	$0
	10/2016	CNH	241,449		$36,868	0	(119)
	10/2016		$1,333	CNH	9,010	47	0
	02/2017	CNH	110,256		$15,924	0	(845)

SOG	04/2016		$343	CNH	2,234	3	0
	04/2016		313	TWD	10,273	7	0
	08/2016	CNH	6,612		$1,000	0	(16)
	08/2016		$519	CNH	3,402	4	0
	10/2016		1,983		13,389	68	0

UAG	04/2016		36,387	EUR	32,493	587	0
	05/2016	EUR	31,961		$35,821	0	(579)
	05/2016	TWD	194,332		5,817	0	(229)
	05/2016		$1,540	CNH	10,033	9	0
	05/2016		14,580	JPY	1,625,600	0	(121)
	08/2016	CNH	5,526		$836	0	(13)
	10/2016		$10,223	CNH	69,744	461	0
	02/2017		1,144		7,587	10	0

Total Forward Foreign Currency Contracts						$5,879	$(7,729)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC CDX.IG-25 5-Year Index	Buy	2.600%	04/20/2016	$	5,000	$ 1	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	3,400	$35	$1
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		200	8	16

BPS	Put - OTC USD versus JPY	JPY	107.000	04/14/2016		10,300	108	2

CBK	Call - OTC USD versus JPY		147.500	04/26/2016		21,160	2	0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	5,000	195	162

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017	$	4,000	168	382

							$516	$563

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$	44,500	$16	$4
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		30,600	59	43
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		5,900	300	295

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		40,400	137	189
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		11,700	605	584

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		45,100	162	212
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016		5,700	156	6

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		12,000	577	589

								$2,012	$1,922

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 04/01/2046	$	71.000	04/06/2016	$	39,400	$1	$0

Total Purchased Options							$2,530	$2,485

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	71

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$	800	$(1)	$0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		800	(2)	0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016		1,100	(3)	0

							$(6)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	2,700	$(15)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		2,700	(18)	(1)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	3,400	(9)	0
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016		4,900	(269)	(203)
	Call - OTC USD versus RUB		108.000	02/22/2017		200	(8)	(3)

BPS	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	8,600	(52)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		8,600	(52)	(5)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	10,300	(28)	0

DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		1,301	(168)	(68)
	Put - OTC USD versus BRL		5.000	10/19/2017		1,301	(194)	(323)

FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	3,034	(118)	(97)
	Call - OTC EUR versus MXN		22.650	03/21/2017		3,034	(105)	(118)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	3,887	(492)	(202)
	Put - OTC USD versus BRL		5.000	10/19/2017		3,887	(586)	(964)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,236	(66)	(37)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	5,000	(160)	(57)
	Put - OTC EUR versus MXN		18.900	03/21/2017		4,608	(187)	(148)
	Call - OTC EUR versus MXN		22.650	03/21/2017		4,608	(151)	(179)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016	$	10,450	(128)	(588)

HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	2,500	(163)	(195)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016	$	10,450	(265)	(2)

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	2,300	(163)	(179)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	4,000	(173)	(63)

							$(3,570)	$(3,432)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	900	$(3)	$(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		900	(4)	(2)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	29,500	(307)	(308)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		6,500	(59)	(75)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		58,700	(625)	(613)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		11,000	(36)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		2,000	(33)	(38)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		6,500	(104)	(125)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	1,700	(7)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		1,700	(6)	(3)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	$	3,200	(55)	(61)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		6,300	(107)	(121)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		5,700	(157)	(305)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		60,100	(636)	(647)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	1,400	(5)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		1,400	(6)	(2)

								$(2,150)	$(2,319)

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 227	$0	$3

Total Written Options					$(5,726)	$(5,748)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	435	$1,203,590	AUD	21,800	CAD	0	EUR	59,823	$(12,865)
Sales	920	683,420		45,363		26,414		277,914	(11,412)
Closing Buys	(1,355)	(736,852)		(21,800)		(13,207)		(123,210)	12,217
Expirations	0	(705,500)		(19,666)		(13,207)		(115,282)	3,689
Exercised	0	(196,919)		(25,697)		0		(43,561)	2,645

Balance at End of Period	0	$247,739	AUD	0	CAD	0	EUR	55,684	$(5,726)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Sprint Communications, Inc.	5.000%	12/20/2019	10.302%	$	1,700	$89	$(345)	$0	$(256)
	Viacom, Inc.	1.000	06/20/2021	1.860		100	(4)	0	0	(4)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	400	(3)	4	1	0

BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.734		350	(5)	6	1	0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	500	(6)	7	1	0

CBK	Dell, Inc.	1.000	12/20/2019	3.627		1,800	(89)	(73)	0	(162)
	Sprint Communications, Inc.	5.000	09/20/2019	10.192		6,000	585	(1,430)	0	(845)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	200	(2)	3	1	0

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629	$	500	(6)	7	1	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629		600	(8)	10	2	0
	Sprint Communications, Inc.	5.000	12/20/2019	10.302		800	43	(163)	0	(120)
	Viacom, Inc.	1.000	06/20/2021	1.860		200	(10)	2	0	(8)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	250	(3)	4	1	0

JPM	Brazil Government International Bond	1.000	12/20/2016	0.629	$	500	(6)	8	2	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		100	(3)	3	0	0

MYC	Dell, Inc.	1.000	09/20/2019	3.331	$	10,000	(516)	(238)	0	(754)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	100	(1)	1	0	0

							$54	$(2,193)	$10	$(2,149)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$4,091	$(819)	$47	$0	$(772)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	73

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.338%	11/15/2030	GBP	220	$2	$13	$15	$0
	Pay	1-Year BRL-CDI	13.700	01/04/2021	BRL	38,700	37	(68)	0	(31)

BPS	Pay	1-Year BRL-CDI	12.600	01/04/2021		19,800	2	(208)	0	(206)

BRC	Receive	1-Year BRL-CDI	14.145	01/04/2021		47,400	0	(135)	0	(135)

CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	260	0	27	27	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	9,100	(2)	(78)	0	(80)

DUB	Pay	1-Year BRL-CDI	12.810	01/04/2021		8,800	(2)	(75)	0	(77)

FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	200	1	20	21	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	5,800	16	(67)	0	(51)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	5,050	0	285	285	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	20,600	8	(188)	0	(180)
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	6,600	(32)	(98)	0	(130)
	Receive	3-Month EUR-EXT-CPI Index	0.660	01/30/2020		23,100	(2)	(344)	0	(346)
	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020		11,400	(2)	(337)	0	(339)

HUS	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	43,100	(837)	460	0	(377)

JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	620	1	35	36	0

MYC	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	2	0	0	0	0

							$(810)	$(758)	$384	$(1,952)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERADXULT Index	8,114	1-Month USD-LIBOR plus a specified spread	06/15/2016	$10,325		$788	$788	$0

FBF	Receive	ERADXULT Index	365,088	1-Month USD-LIBOR plus a specified spread	07/15/2016	566,959		(66,792)	0	(66,792)
	Receive	ERADXULT Index	89,287	1-Month USD-LIBOR plus a specified spread	02/16/2017	110,522		11,789	11,789	0

								$(54,215)	$12,577	$(66,792)

Total Swap Agreements							$(1,575)	$(57,119)	$12,971	$(71,665)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(o)	Securities with an aggregate market value of $59,960 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$219	$17	$804	$1,040	$(21)	$(207)	$(1,063)	$(1,291)	$(251)	$187	$(64)
BPS	16	2	1	19	(254)	(10)	(206)	(470)	(451)	392	(59)
BRC	456	0	1	457	(127)	0	(135)	(262)	195	(30)	165
CBK	328	342	28	698	(847)	(383)	(1,087)	(2,317)	(1,619)	1,397	(222)
DUB	254	0	1	255	(313)	(391)	(77)	(781)	(526)	400	(126)
FBF	0	0	11,810	11,810	0	(1,418)	(66,843)	(68,261)	(56,451)	51,810	(4,641)
GLM	2,573	935	285	3,793	(158)	(1,760)	(995)	(2,913)	880	(450)	430
GST	0	0	3	3	0	0	(128)	(128)	(125)	204	79
HUS	200	0	0	200	(1,060)	(197)	(377)	(1,634)	(1,434)	1,071	(363)
JPM	465	218	38	721	(12)	(484)	0	(496)	225	0	225
MSB	71	0	0	71	(2,644)	0	0	(2,644)	(2,573)	2,420	(153)
MYC	0	589	0	589	0	(656)	(754)	(1,410)	(821)	726	(95)
SCX	148	0	0	148	(1,335)	0	0	(1,335)	(1,187)	1,133	(54)
SOG	82	382	0	464	(16)	(242)	0	(258)	206	0	206
UAG	1,067	0	0	1,067	(942)	0	0	(942)	125	0	125

Total Over the Counter	$5,879	$2,485	$12,971	$21,335	$(7,729)	$(5,748)	$(71,665)	$(85,142)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$428	$428
Swap Agreements	0	0	0	0	367	367

	$0	$0	$0	$0	$795	$795

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,879	$0	$5,879
Purchased Options	0	0	0	563	1,922	2,485
Swap Agreements	0	10	12,577	0	384	12,971

	$0	$10	$12,577	$6,442	$2,306	$21,335

	$0	$10	$12,577	$6,442	$3,101	$22,130

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$284	$284
Swap Agreements	0	2	0	0	1,525	1,527

	$0	$2	$0	$0	$1,809	$1,811

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,729	$0	$7,729
Written Options	0	0	0	3,429	2,319	5,748
Swap Agreements	0	2,921	66,792	0	1,952	71,665

	$0	$2,921	$66,792	$11,158	$4,271	$85,142

	$0	$2,923	$66,792	$11,158	$6,080	$86,953

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(102)	$(102)
Written Options	0	0	9	0	238	247
Futures	0	0	(1,120)	0	(4,848)	(5,968)
Swap Agreements	0	180	0	0	(24,808)	(24,628)

	$0	$180	$(1,111)	$0	$(29,520)	$(30,451)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,796	$0	$32,796
Purchased Options	0	(14)	0	(967)	(7,224)	(8,205)
Written Options	0	116	0	3,424	8,824	12,364
Swap Agreements	0	1,983	(70,647)	(47)	(16,479)	(85,190)

	$0	$2,085	$(70,647)	$35,206	$(14,879)	$(48,235)

	$0	$2,265	$(71,758)	$35,206	$(44,399)	$(78,686)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(32)	$(32)
Written Options	0	0	0	0	103	103
Futures	0	0	0	0	(686)	(686)
Swap Agreements	0	(152)	0	0	5,206	5,054

	$0	$(152)	$0	$0	$4,591	$4,439

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(42,622)	$0	$(42,622)
Purchased Options	0	10	0	286	4,032	4,328
Written Options	0	6	0	572	(2,668)	(2,090)
Swap Agreements	0	(3,001)	(146)	20	1,991	(1,136)

	$0	$(2,985)	$(146)	$(41,744)	$3,355	$(41,520)

	$0	$(3,137)	$(146)	$(41,744)	$7,946	$(37,081)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	75

Schedule of Investments PIMCO RAE Fundamental PLUS International Fund (Cont.)

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$6,202	$52	$6,254
Corporate Bonds & Notes
Banking & Finance	0	73,415	4,927	78,342
Industrials	0	51,514	0	51,514
Utilities	0	21,137	0	21,137
Municipal Bonds & Notes
Colorado	0	691	0	691
Illinois	0	884	0	884
New York	0	3,989	0	3,989
Ohio	0	2,943	0	2,943
U.S. Government Agencies	0	74,238	0	74,238
U.S. Treasury Obligations	0	272,308	0	272,308
Non-Agency Mortgage-Backed Securities	0	83,222	0	83,222
Asset-Backed Securities	0	78,378	0	78,378
Sovereign Issues	0	63,592	0	63,592
Preferred Securities
Banking & Finance	2,745	4,249	0	6,994
Short-Term Instruments
Certificates of Deposit	0	4,400	0	4,400
Repurchase Agreements	0	558	0	558
U.S. Treasury Bills	0	3,334	0	3,334
	$2,745	$745,054	$4,979	$752,778

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,880	$0	$0	$18,880

Total Investments	$21,625	$745,054	$4,979	$771,658

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(52,271)	$0	$(52,271)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	428	367	0	795
Over the counter	0	21,335	0	21,335
	$428	$21,702	$0	$22,130

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(284)	(1,527)	0	(1,811)
Over the counter	0	(85,142)	0	(85,142)
	$(284)	$(86,669)	$0	$(86,953)

Totals	$21,769	$627,816	$4,979	$654,564

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.9%

BANK LOAN OBLIGATIONS 2.5%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$150	$149
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		609	610
MGM Resorts International
3.500% due 12/20/2019		677	677
OGX
(13.000% PIK) 13.000% due 04/10/2049 (a)		62	21

Total Bank Loan Obligations (Cost $1,483)			1,457

CORPORATE BONDS & NOTES 12.3%

BANKING & FINANCE 5.8%
ABN AMRO Bank NV
4.750% due 07/28/2025		100	101
Aviation Loan Trust
2.744% due 12/15/2022		744	676
Barclays PLC
5.250% due 08/17/2045		200	202
Credit Agricole S.A.
8.125% due 12/23/2025 (e)		200	200
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	239
Crown Castle International Corp.
5.250% due 01/15/2023		200	216
HBOS PLC
6.750% due 05/21/2018		400	434
HSBC Holdings PLC
4.300% due 03/08/2026		200	207
International Lease Finance Corp.
7.125% due 09/01/2018		500	546
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		100	135
Nykredit Realkredit A/S
2.000% due 04/01/2016	DKK	2,600	397
Volkswagen Bank GmbH
0.209% due 11/27/2017	EUR	100	112

			3,465

INDUSTRIALS 4.6%
AbbVie, Inc.
2.500% due 05/14/2020		$100	102
3.600% due 05/14/2025		100	105
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		100	103
3.650% due 02/01/2026		200	211
CCO Safari LLC
3.579% due 07/23/2020		100	102
4.464% due 07/23/2022		200	210
4.908% due 07/23/2025		200	211
6.484% due 10/23/2045		100	112
CNPC General Capital Ltd.
2.750% due 05/14/2019		200	203
CVS Health Corp.
5.125% due 07/20/2045		100	116
Dow Chemical Co.
8.550% due 05/15/2019		100	119
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	600	623
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	205
Kraft Heinz Foods Co.
1.600% due 06/30/2017		100	100
2.800% due 07/02/2020		100	103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OGX Austria GmbH
8.375% due 04/01/2022 ^		$1,000	$0
8.500% due 06/01/2018 ^		600	0
QUALCOMM, Inc.
4.800% due 05/20/2045		100	99

			2,724

UTILITIES 1.9%
AT&T, Inc.
3.400% due 05/15/2025		100	100
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		236	77
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	100	103
2.762% due 01/15/2019		$300	244
3.522% due 03/17/2020		100	77
4.375% due 05/20/2023		50	37
6.850% due 06/05/2115		350	242
Telefonica Europe BV
6.500% due 09/18/2018 (e)	EUR	200	242
Verizon Communications, Inc.
6.400% due 09/15/2033		$20	25

			1,147

Total Corporate Bonds & Notes (Cost $9,008)			7,336

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	102
7.750% due 01/01/2042		100	100

Total Municipal Bonds & Notes (Cost $197)			202

U.S. GOVERNMENT AGENCIES 1.6%
Fannie Mae, TBA
3.000% due 05/01/2046		100	103
Freddie Mac
5.000% due 04/15/2041		400	474
5.500% due 03/15/2034		358	402

Total U.S. Government Agencies (Cost $941)			979

U.S. TREASURY OBLIGATIONS 37.6%
U.S. Treasury Bonds
2.500% due 02/15/2046		700	683
U.S. Treasury Inflation Protected Securities (d)
2.375% due 01/15/2027		4,464	5,460
U.S. Treasury Notes
1.375% due 08/31/2020 (g)(j)		16,100	16,260

Total U.S. Treasury Obligations (Cost $21,984)			22,403

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.1%
Banc of America Mortgage Trust
2.892% due 01/25/2035		116	110
2.945% due 02/25/2034		92	88
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 02/25/2036		87	85
Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^		229	192
ChaseFlex Trust
0.733% due 07/25/2037		627	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.730% due 10/25/2035		$54	$54
2.744% due 08/25/2035 ^		204	151
2.785% due 08/25/2035		53	51
Countrywide Alternative Loan Trust
0.603% due 11/25/2036		1,792	1,765
0.728% due 11/20/2035		112	89
1.751% due 08/25/2035		61	54
1.831% due 01/25/2036		224	203
Countrywide Home Loan Mortgage Pass-Through Trust
1.093% due 02/25/2035		71	62
2.555% due 10/20/2034		356	318
2.763% due 08/25/2034		144	130
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020		32	32
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		198	172
Deutsche ALT-A Securities, Inc.
0.933% due 02/25/2035		753	678
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		130	113
GSR Mortgage Loan Trust
2.849% due 11/25/2035		88	84
2.941% due 11/25/2035		146	140
5.500% due 01/25/2037		444	433
JPMorgan Alternative Loan Trust
6.000% due 12/27/2036		3,230	2,766
JPMorgan Mortgage Trust
2.705% due 07/25/2035		775	756
Luminent Mortgage Trust
0.673% due 04/25/2036		536	330
Morgan Stanley Mortgage Loan Trust
2.292% due 06/25/2036		41	40
Morgan Stanley Re-REMIC Trust
0.830% due 02/26/2037		378	257
5.250% due 05/26/2037		407	387
Structured Adjustable Rate Mortgage Loan Trust
0.733% due 08/25/2036 ^		673	521
Structured Asset Mortgage Investments Trust
0.663% due 02/25/2036 ^		1,174	906
Structured Asset Securities Corp.
6.000% due 05/25/2034		13	13
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.933% due 12/25/2033		10	10
Thornburg Mortgage Securities Trust
2.394% due 06/25/2047 ^		599	536
5.750% due 06/25/2047		46	43
WaMu Mortgage Pass-Through Certificates Trust
0.713% due 11/25/2045		74	64
2.155% due 08/25/2046		426	377
Wells Fargo Mortgage-Backed Securities Trust
2.731% due 11/25/2036 ^		124	113

Total Non-Agency Mortgage-Backed Securities (Cost $11,557)			12,588

ASSET-BACKED SECURITIES 4.3%
Alba SPV SRL
1.358% due 04/20/2040	EUR	135	154
Countrywide Asset-Backed Certificates Trust
1.033% due 08/25/2035		$205	203
EMC Mortgage Loan Trust
0.886% due 05/25/2043		241	234
HSI Asset Securitization Corp. Trust
0.613% due 04/25/2037		1,492	977

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	77

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IXIS Real Estate Capital Trust
1.113% due 02/25/2036		$42	$42
JPMorgan Mortgage Acquisition Corp.
0.623% due 05/25/2035		180	177
Morgan Stanley Dean Witter Capital, Inc. Trust
1.413% due 02/25/2033		631	594
SLM Student Loan Trust
0.045% due 06/17/2024	EUR	159	171

Total Asset-Backed Securities (Cost $2,139)			2,552

SOVEREIGN ISSUES 3.4%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	4,700	1,223
0.000% due 01/01/2017 (c)		600	151
Mexico Government International Bond
4.750% due 06/14/2018	MXN	9,500	553
Spain Government International Bond
2.900% due 10/31/2046	EUR	100	120

Total Sovereign Issues (Cost $2,068)			2,047

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR (b)	25,380	$0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.9%
GMAC Capital Trust
6.402% due 02/15/2040	22,000	539

Total Preferred Securities (Cost $598)		539

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (f) 0.9%
		545

Total Short-Term Instruments (Cost $545)		545

Total Investments in Securities (Cost $50,520)		50,648

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.6%

SHORT-TERM INSTRUMENTS 17.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.6%
PIMCO Short-Term Floating NAV Portfolio III	1,058,851	$10,463

Total Short-Term Instruments (Cost $10,458)		10,463

Total Investments in Affiliates (Cost $10,458)		10,463

Total Investments 102.5% (Cost $60,978)		$61,111

Financial Derivative Instruments (h)(i) (0.2%) (Cost or Premiums, net $(1,651))		(135)

Other Assets and Liabilities, net (2.3%)		(1,332)

Net Assets 100.0%		$59,644

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$545	U.S. Treasury Notes 3.750% due 11/15/2018	$(561)	$545	$545

Total Repurchase Agreements						$(561)	$545	$545

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
SCX	0.650%	02/10/2016	04/11/2016	$(305)	$(306)

Total Reverse Repurchase Agreements					$(306)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(14,576) at a weighted average interest rate of 0.351%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	04/01/2046	$ 100	$(102)	$(103)

Total Short Sales				$(102)	$(103)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $303 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SCX	$0	$(306)	$0	$(306)	$303	$(3)
SSB	545	0	0	545	(561)	(16)

Total Borrowings and Other Financing Transactions	$545	$(306)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(306)	$0	$0	$(306)

Total Borrowings	$0	$(306)	$0	$0	$(306)

Gross amount of recognized liabilities for reverse repurchase agreements					$(306)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/20/2016	339	$3	$0

Total Purchased Options				$3	$0

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	475	$(802)	$0	$(6)
90-Day Eurodollar June Futures	Short	06/2016	10	(10)	0	0
90-Day Eurodollar September Futures	Short	09/2016	1	(1)	0	0
Australia Government 10-Year Bond June Futures	Long	06/2016	3	3	2	0
Euro-Bobl June Futures	Long	06/2016	18	(6)	0	(2)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	25	(74)	1	(7)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	11	(5)	1	(3)
U.S. Treasury 2-Year Note June Futures	Long	06/2016	339	18	26	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	59	17	22	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	10	(10)	11	0

Total Futures Contracts				$(870)	$63	$(18)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	(5.000)%	12/20/2020	$1,900	$(58)	$(53)	$0	$(3)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	79

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	39,500	$70	$53	$8	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		49,500	(1,325)	(1,130)	0	(32)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		9,200	409	207	16	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		6,100	(382)	(36)	0	(15)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		2,800	(189)	(149)	0	(10)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		700	(37)	(30)	0	(3)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		2,800	(145)	(155)	0	(11)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		3,000	(434)	(388)	0	(21)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		2,450	(186)	(71)	0	(17)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026	EUR	2,500	35	20	0	(4)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		100	(5)	(2)	0	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	500	(39)	(34)	0	(1)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		900	(3)	(9)	0	(2)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		300	(10)	(5)	0	(2)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	150,000	(19)	(1)	4	0
Pay	28-Day MXN-TIIE	5.640	06/04/2021	MXN	5,000	4	4	0	0
Pay	28-Day MXN-TIIE	5.660	11/09/2021		6,100	4	4	0	0

						$(2,252)	$(1,722)	$28	$(118)

Total Swap Agreements						$(2,310)	$(1,775)	$28	$(121)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

Cash of $1,500 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$63	$28	$91	$0	$(18)	$(121)	$(139)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2016	BRL	120		$34	$0	$0
	04/2016		$33	BRL	120	1	0
	05/2016	BRL	8,492		$2,419	77	(1)
	05/2016		$74	CNH	482	0	0
	05/2016		249	TWD	8,246	8	0
	08/2016		1,577	CNH	10,630	57	0
	10/2016		1,067		6,969	0	0

BPS	04/2016	BRL	600		$168	1	0
	04/2016		$169	BRL	600	0	(2)
	05/2016		47	KRW	55,742	2	0
	08/2016	CNH	7,940		$1,200	0	(21)
	08/2016		$647	CNH	4,374	25	0
	10/2016	BRL	4,580		$1,099	0	(110)

BRC	05/2016	MXN	15,340		872	0	(12)

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2016		$75	TWD	2,462	$2	$0
	10/2016		2,124	CNH	14,448	89	0

CBK	04/2016	BRL	600		$169	2	0
	04/2016	EUR	172		191	0	(5)
	04/2016	JPY	66,300		589	0	0
	04/2016		$164	BRL	600	3	0
	04/2016		103	EUR	92	2	0
	05/2016	BRL	13,245		$3,794	139	0
	05/2016		$207	TWD	6,794	4	0
	07/2016	BRL	3,830		$996	0	(42)
	10/2016		3,700		934	0	(43)

DUB	04/2016		37,133		10,118	0	(210)
	04/2016		$10,416	BRL	37,133	15	(104)
	05/2016		9,749		35,975	176	0
	10/2016		267	CNH	1,803	9	0
	01/2017	BRL	600		$142	0	(12)

GLM	04/2016		37,618		10,570	108	0
	04/2016		$9,418	BRL	37,618	1,044	0
	05/2016	AUD	727		$551	0	(5)
	05/2016	KRW	233,282		196	0	(7)
	05/2016		$483	AUD	637	5	0
	05/2016		735	MXN	12,850	6	0
	05/2016		227	TWD	7,639	11	0
	07/2016		1,022	BRL	4,300	144	0
	10/2016	BRL	2,480		$608	0	(46)

HUS	04/2016		1,627		429	0	(24)
	04/2016		$457	BRL	1,627	0	(5)
	04/2016		6	CNH	39	0	0
	04/2016		89	JPY	10,003	0	0
	05/2016	JPY	10,003		$89	0	0
	05/2016		$44	KRW	53,355	3	0
	05/2016		174	TWD	5,875	9	0
	08/2016	CNH	11,914		$1,801	0	(30)
	08/2016		$1,582	CNH	10,707	64	0
	10/2016		7,743		52,781	342	0
	01/2021	BRL	330		$51	0	(10)

JPM	04/2016	DKK	2,762		408	0	(14)
	04/2016	JPY	65,100		585	7	0
	04/2016		$1,538	EUR	1,415	72	0
	05/2016	BRL	11,441		$3,246	89	0
	05/2016	TWD	64,254		1,945	0	(54)
	05/2016		$77	CNH	502	1	0
	05/2016		478	TWD	15,990	19	0
	10/2016	BRL	2,300		$548	0	(60)
	10/2016		$3,403	BRL	14,700	478	0
	10/2016		893	CNH	6,083	39	0

MSB	04/2016	EUR	3,216		$3,529	0	(130)
	05/2016	BRL	2,811		798	22	0
	05/2016		$667	CNH	4,445	19	0
	05/2016		33	KRW	39,905	2	0
	05/2016		112	TWD	3,750	5	0
	05/2016	ZAR	3,622		$250	6	0
	10/2016	BRL	6,340		1,516	0	(158)

NAB	04/2016	JPY	1,403		13	0	0

SCX	04/2016	GBP	180		251	0	(8)
	04/2016	JPY	1,700		15	0	0
	04/2016		$19	CNH	124	0	0
	04/2016		40	EUR	36	1	0
	04/2016		1,116	JPY	124,500	0	(9)
	05/2016		154	CNH	1,004	1	0
	05/2016		75	KRW	91,263	5	0
	05/2016		186	TWD	6,102	4	0
	05/2016		252	ZAR	3,928	12	0
	08/2016	CNH	5,625		$850	0	(15)
	08/2016		$207	CNH	1,357	2	0
	10/2016	CNH	74,899		$11,437	0	(37)
	10/2016		$205	CNH	1,386	7	0
	02/2017	CNH	33,966		$4,905	0	(260)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	81

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	04/2016		$412	CNH	2,759	$15	$0
	04/2016		23	TWD	755	0	0
	05/2016		198		6,618	8	0
	08/2016	CNH	1,322		$200	0	(3)
	08/2016		$109	CNH	732	4	0
	10/2016		305		2,059	10	0

UAG	04/2016		322		2,164	13	0
	04/2016		2,066	EUR	1,845	33	0
	05/2016	EUR	1,845		$2,068	0	(33)
	05/2016		$59	AUD	82	4	0
	05/2016		72	CNH	469	0	0
	08/2016	CNH	1,646		$249	0	(4)

Total Forward Foreign Currency Contracts						$3,226	$(1,474)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC CDX.IG-25 5-Year Index	Buy	2.600%	04/20/2016	$	1,600	$ 0	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	300	$3	$0

BPS	Put - OTC USD versus JPY		107.000	04/14/2016		800	8	0

CBK	Call - OTC USD versus JPY		147.500	04/26/2016		6,786	1	0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	400	16	13

JPM	Call - OTC USD versus JPY	JPY	175.000	08/30/2016	$	576	0	0

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		300	13	29

							$41	$42

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$	5,300	$2	$0
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		3,000	6	4
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		500	25	25

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		3,700	12	17
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		1,100	57	55

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		3,800	14	18
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016		500	14	1

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		750	36	37

								$166	$157

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 04/01/2046	$	71.000	04/06/2016	$	5,300	$0	$0
	Call - OTC Fannie Mae 4.000% due 04/01/2046		124.000	04/06/2016		45,000	2	0

							$2	$0

Total Purchased Options							$209	$199

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$100	$0	$0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016	100	(1)	0

						$(1)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	400	$(2)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		400	(3)	0
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	300	(1)	0
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016		500	(27)	(21)

BPS	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	1,300	(8)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		1,300	(8)	(1)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	800	(2)	0

DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		125	(16)	(6)
	Put - OTC USD versus BRL		5.000	10/19/2017		125	(19)	(31)

FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	260	(10)	(8)
	Call - OTC EUR versus MXN		22.650	03/21/2017		260	(9)	(10)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	375	(47)	(20)
	Put - OTC USD versus BRL		5.000	10/19/2017		375	(56)	(93)
	Call - OTC USD versus BRL		6.300	01/11/2018		144	(8)	(4)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	400	(13)	(5)
	Put - OTC EUR versus MXN		18.900	03/21/2017		392	(16)	(13)
	Call - OTC EUR versus MXN		22.650	03/21/2017		392	(13)	(15)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016	$	822	(10)	(46)

HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	300	(19)	(23)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016	$	822	(21)	0

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	200	(14)	(16)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	300	(13)	(5)

							$(335)	$(317)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	500	$(2)	$(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		500	(2)	(1)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	2,700	(28)	(28)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		600	(5)	(7)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		5,500	(59)	(57)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		900	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		200	(3)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		600	(10)	(11)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		300	(5)	(6)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		500	(9)	(9)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		500	(14)	(27)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		3,700	(39)	(40)

								$(179)	$(192)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 18	$0	$0

Total Written Options					$(515)	$(509)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	83

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	145	$325,778	AUD	7,900	CAD	0	EUR	20,571	$(3,057)
Sales	162	156,935		4,732		8,958		78,109	(2,674)
Closing Buys	(307)	(235,346)		(7,900)		(4,479)		(44,689)	3,339
Expirations	0	(181,332)		(1,506)		(4,479)		(33,552)	1,252
Exercised	0	(45,629)		(3,226)		0		(13,835)	625

Balance at End of Period	0	$20,406	AUD	0	CAD	0	EUR	6,604	$(515)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.734%	EUR	100	$(1)	$1	$0	$0
	Volvo Treasury AB	1.000	03/20/2021	1.088		100	(6)	6	0	0

BPS	Dell, Inc.	1.000	09/20/2019	3.331	$	600	(27)	(18)	0	(45)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	100	(1)	1	0	0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	100	(1)	2	1	0

CBK	Dell, Inc.	1.000	09/20/2019	3.331		500	(26)	(12)	0	(38)

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629		100	(1)	1	0	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629		200	(3)	4	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		50	(1)	1	0	0

JPM	Brazil Government International Bond	1.000	12/20/2016	0.629	$	100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033	EUR	50	(1)	1	0	0

							$(70)	$(11)	$2	$(83)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	6,818	$(1,356)	$70	$0	$(1,286)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019		200	27	(3)	24	0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019		300	40	(3)	37	0

						$(1,289)	$64	$61	$(1,286)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	3,200	$4	$(45)	$0	$(41)
	Receive	1-Year BRL-CDI	14.140	01/04/2021		3,700	0	(10)	0	(10)

BPS	Pay	1-Year BRL-CDI	12.600	01/04/2021		2,600	0	(27)	0	(27)

CBK	Pay	1-Year BRL-CDI	12.810	01/04/2021		4,300	2	(40)	0	(38)
	Receive	3-Month EUR-EXT-CPI Index	0.990	03/31/2020	EUR	100	0	(3)	0	(3)

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Month GBP-UKRPI	3.300%	11/15/2030	GBP	279	$0	$17	$17	$0

FBF	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	2,000	5	(23)	0	(18)

GLM	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020	EUR	4,400	(1)	(130)	0	(131)

HUS	Pay	1-Year BRL-CDI	12.230	01/04/2021	BRL	1,100	1	(15)	0	(14)

JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	210	0	12	12	0

MYC	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	1	0	0	0	0

							$11	$(264)	$29	$(282)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	ERAUSST Index	23,750	1-Month USD-LIBOR less a specified spread	12/15/2016	$59,664		$30	$30	$0

Total Swap Agreements							$(1,348)	$(181)	$122	$(1,651)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(j)	Securities with an aggregate market value of $1,967 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$143	$0	$24	$167	$(1)	$(21)	$(1,337)	$(1,359)	$(1,192)	$1,245	$53
BPS	28	0	0	28	(133)	(4)	(72)	(209)	(181)	0	(181)
BRC	91	0	1	92	(12)	0	0	(12)	80	0	80
CBK	150	29	37	216	(90)	(35)	(79)	(204)	12	(30)	(18)
DUB	200	0	47	247	(326)	(37)	0	(363)	(116)	(1,978)	(2,094)
FBF	0	0	0	0	0	(135)	(18)	(153)	(153)	155	2
GLM	1,318	85	0	1,403	(58)	(151)	(131)	(340)	1,063	(700)	363
GST	0	0	1	1	0	0	0	0	1	0	1
HUS	418	0	0	418	(69)	(23)	(14)	(106)	312	(300)	12
JPM	705	19	12	736	(128)	(42)	0	(170)	566	(370)	196
MSB	54	0	0	54	(288)	0	0	(288)	(234)	0	(234)
MYC	0	37	0	37	0	(40)	0	(40)	(3)	88	85
SCX	32	0	0	32	(329)	0	0	(329)	(297)	268	(29)
SOG	37	29	0	66	(3)	(21)	0	(24)	42	0	42
UAG	50	0	0	50	(37)	0	0	(37)	13	0	13

Total Over the Counter	$3,226	$199	$122	$3,547	$(1,474)	$(509)	$(1,651)	$(3,634)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	85

Schedule of Investments PIMCO RAE Fundamental PLUS Small Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$63	$63
Swap Agreements	0	0	0	0	28	28

	$0	$0	$0	$0	$91	$91

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,226	$0	$3,226
Purchased Options	0	0	0	42	157	199
Swap Agreements	0	63	30	0	29	122

	$0	$63	$30	$3,268	$186	$3,547

	$0	$63	$30	$3,268	$277	$3,638

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$18	$18
Swap Agreements	0	3	0	0	118	121

	$0	$3	$0	$0	$136	$139

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,474	$0	$1,474
Written Options	0	0	0	317	192	509
Swap Agreements	0	1,369	0	0	282	1,651

	$0	$1,369	$0	$1,791	$474	$3,634

	$0	$1,372	$0	$1,791	$610	$3,773

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(23)	$(23)
Written Options	0	0	5	0	79	84
Futures	0	0	48	0	(539)	(491)
Swap Agreements	0	26	0	0	(12,087)	(12,061)

	$0	$26	$53	$0	$(12,570)	$(12,491)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,157	$0	$4,157
Purchased Options	0	(2)	0	(367)	(1,557)	(1,926)
Written Options	0	38	0	817	2,093	2,948
Swap Agreements	0	(78)	(16,652)	(8)	(3,866)	(20,604)

	$0	$(42)	$(16,652)	$4,599	$(3,330)	$(15,425)

	$0	$(16)	$(16,599)	$4,599	$(15,900)	$(27,916)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	34	34
Futures	0	0	0	0	(1,211)	(1,211)
Swap Agreements	0	(407)	0	0	7,818	7,411

	$0	$(407)	$0	$0	$6,630	$6,223

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,057)	$0	$(4,057)
Purchased Options	0	1	0	75	636	712
Written Options	0	0	0	168	(350)	(182)
Swap Agreements	0	(199)	(15,799)	4	441	(15,553)

	$0	$(198)	$(15,799)	$(3,810)	$727	$(19,080)

	$0	$(605)	$(15,799)	$(3,810)	$7,357	$(12,857)

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,436	$21	$1,457
Corporate Bonds & Notes
Banking & Finance	0	3,465	0	3,465
Industrials	0	2,724	0	2,724
Utilities	0	1,147	0	1,147
Municipal Bonds & Notes
Illinois	0	202	0	202
U.S. Government Agencies	0	979	0	979
U.S. Treasury Obligations	0	22,403	0	22,403
Non-Agency Mortgage-Backed Securities	0	12,588	0	12,588
Asset-Backed Securities	0	2,552	0	2,552
Sovereign Issues	0	2,047	0	2,047
Preferred Securities
Banking & Finance	539	0	0	539
Short-Term Instruments
Repurchase Agreements	0	545	0	545
	$539	$50,088	$21	$50,648

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,463	$0	$0	$10,463

Total Investments	$11,002	$50,088	$21	$61,111

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(103)	$0	$(103)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	63	28	0	91
Over the counter	0	3,547	0	3,547
	$63	$3,575	$0	$3,638

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(18)	(121)	0	(139)
Over the counter	0	(3,634)	0	(3,634)
	$(18)	$(3,755)	$0	$(3,773)

Totals	$11,047	$49,805	$21	$60,873

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	87

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.9%

BANK LOAN OBLIGATIONS 0.3%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$500	$498
Dell, Inc.
TBD% due 10/29/2018		168	168
MGM Resorts International
3.500% due 12/20/2019		194	193

Total Bank Loan Obligations (Cost $850)			859

CORPORATE BONDS & NOTES 26.2%

BANKING & FINANCE 16.1%
ABN AMRO Bank NV
4.750% due 07/28/2025		200	202
Ally Financial, Inc.
8.000% due 03/15/2020		241	271
Banca Carige SpA
3.750% due 11/25/2016	EUR	1,100	1,278
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2054		300	348
5.000% due 02/09/2056		600	737
Banco do Brasil S.A.
6.000% due 01/22/2020		$1,100	1,119
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,000	1,122
Banco Santander Chile
1.517% due 04/11/2017		$700	696
Bank of America Corp.
1.239% due 08/25/2017		100	100
1.495% due 04/01/2019		100	99
2.650% due 04/01/2019		100	102
4.125% due 01/22/2024		1,300	1,380
Bank of America N.A.
0.914% due 06/15/2016		1,900	1,900
5.300% due 03/15/2017		325	336
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,292
Barclays PLC
5.250% due 08/17/2045		400	404
BBVA Bancomer S.A.
6.750% due 09/30/2022		1,500	1,669
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,300	1,428
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		200	194
BPCE S.A.
1.272% due 06/17/2017		900	899
5.700% due 10/22/2023		400	425
Caixa Economica Federal
2.375% due 11/06/2017		100	96
Citigroup, Inc.
5.950% due 05/15/2025 (e)		1,400	1,349
Credit Agricole S.A.
1.177% due 06/12/2017		2,000	1,996
6.500% due 06/23/2021 (e)	EUR	900	1,003
7.875% due 01/23/2024 (e)		$200	190
Dexia Credit Local S.A.
2.000% due 01/22/2021	EUR	200	247
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	887
Ford Motor Credit Co. LLC
3.984% due 06/15/2016		$2,600	2,617
General Motors Financial Co., Inc.
2.750% due 05/15/2016		700	701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
1.779% due 04/23/2020		$1,300	$1,293
HBOS PLC
6.750% due 05/21/2018		100	108
HSBC Holdings PLC
4.250% due 08/18/2025		1,200	1,188
HSBC USA, Inc.
1.390% due 08/07/2018		500	497
International Lease Finance Corp.
6.750% due 09/01/2016		400	407
7.125% due 09/01/2018		500	546
JPMorgan Chase & Co.
1.169% due 04/25/2018		1,100	1,096
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	732	1,020
Morgan Stanley
1.899% due 04/25/2018		$200	201
3.875% due 04/29/2024		600	631
5.950% due 12/28/2017		400	428
Navient Corp.
8.450% due 06/15/2018		400	430
Rabobank Group
8.375% due 07/26/2016 (e)		1,400	1,422
8.400% due 06/29/2017 (e)		600	634
RCI Banque S.A.
4.600% due 04/12/2016		2,100	2,102
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		400	373
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		300	314
Swedbank Hypotek AB
1.375% due 03/28/2018		500	500
Toronto-Dominion Bank
2.125% due 07/02/2019		1,100	1,117
UBS AG
1.330% due 03/26/2018		2,100	2,097
5.125% due 05/15/2024		400	407
7.250% due 02/22/2022		400	412
Volkswagen Bank GmbH
0.209% due 11/27/2017	EUR	100	112
Wachovia Capital Trust
5.570% due 05/02/2016 (e)		$1,000	990

			43,412

INDUSTRIALS 7.3%
AbbVie, Inc.
1.800% due 05/14/2018		400	403
2.500% due 05/14/2020		200	204
3.600% due 05/14/2025		200	210
4.500% due 05/14/2035		100	104
4.700% due 05/14/2045		100	107
Actavis Funding SCS
1.887% due 03/12/2020		900	897
4.750% due 03/15/2045		600	638
ADT Corp.
4.875% due 07/15/2042		700	476
Amgen, Inc.
1.218% due 05/22/2019		300	297
2.200% due 05/22/2019		900	922
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		400	411
3.650% due 02/01/2026		500	526
BMW U.S. Capital LLC
0.973% due 06/02/2017		2,200	2,194
CCO Safari LLC
3.579% due 07/23/2020		200	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.464% due 07/23/2022		$300	$315
4.908% due 07/23/2025		400	423
6.384% due 10/23/2035		100	110
6.484% due 10/23/2045		100	112
6.834% due 10/23/2055		100	108
CNPC General Capital Ltd.
1.518% due 05/14/2017		200	200
2.750% due 05/14/2019		700	711
ConAgra Foods, Inc.
0.994% due 07/21/2016		200	200
CVS Health Corp.
2.800% due 07/20/2020		100	104
3.500% due 07/20/2022		200	215
4.875% due 07/20/2035		100	112
5.125% due 07/20/2045		200	233
DISH DBS Corp.
4.250% due 04/01/2018		100	103
HCA, Inc.
5.000% due 03/15/2024		200	205
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	2,100	2,180
Kraft Heinz Foods Co.
1.600% due 06/30/2017		$200	201
2.000% due 07/02/2018		200	202
2.800% due 07/02/2020		100	103
3.500% due 07/15/2022		100	105
3.950% due 07/15/2025		100	107
5.000% due 07/15/2035		100	111
5.200% due 07/15/2045		100	112
Mondelez International, Inc.
2.250% due 02/01/2019		200	204
Nissan Motor Acceptance Corp.
1.182% due 03/03/2017		400	400
Roche Holdings, Inc.
0.969% due 09/30/2019		1,600	1,584
Statoil ASA
1.080% due 11/08/2018		1,000	988
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016		1,300	1,314
Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		1,400	1,372

			19,728

UTILITIES 2.8%
AES Corp.
3.635% due 06/01/2019		700	677
AT&T, Inc.
1.559% due 06/30/2020		500	495
2.450% due 06/30/2020		100	101
3.000% due 06/30/2022		600	610
3.400% due 05/15/2025		300	301
4.500% due 05/15/2035		100	99
Laclede Group, Inc.
1.368% due 08/15/2017		1,000	996
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		79	26
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	200	207
2.762% due 01/15/2019		$1,100	897
3.750% due 01/14/2021	EUR	500	448
4.375% due 05/20/2023		$200	146
6.250% due 12/14/2026	GBP	200	201
6.850% due 06/05/2115		$1,000	692
Sprint Communications, Inc.
8.375% due 08/15/2017		400	397

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SSE PLC
5.625% due 10/01/2017 (e)	EUR	500	$593
Verizon Communications, Inc.
2.500% due 09/15/2016		$343	346
3.650% due 09/14/2018		400	421

			7,653

Total Corporate Bonds & Notes (Cost $72,712)			70,793

U.S. GOVERNMENT AGENCIES 6.0%
Fannie Mae
0.493% due 07/25/2037		25	24
Fannie Mae, TBA
3.500% due 05/01/2031 - 04/01/2046		12,800	13,473
Freddie Mac
0.836% due 11/15/2043		601	603
Ginnie Mae, TBA
4.000% due 04/01/2046		2,000	2,139

Total U.S. Government Agencies (Cost $16,176)			16,239

U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Bonds
3.000% due 11/15/2044 (g)		1,200	1,295
3.125% due 08/15/2044 (g)		7,500	8,302
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (g)		11,023	11,230
0.125% due 01/15/2023 (g)(i)(k)		3,695	3,731
0.125% due 07/15/2024 (g)		7,583	7,619
0.750% due 02/15/2045 (g)		2,113	2,050
2.500% due 01/15/2029 (g)		1,103	1,388
U.S. Treasury Notes
1.875% due 11/30/2021 (g)(k)		8,800	9,042
2.000% due 02/15/2025 (g)(i)(k)		4,000	4,088
2.000% due 08/15/2025 (g)		4,900	4,997
2.125% due 05/15/2025 (g)		8,250	8,510

Total U.S. Treasury Obligations (Cost $59,662)			62,252

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.0%
BAMLL Commercial Mortgage Securities Trust
1.777% due 12/15/2029		5,600	5,595
Banc of America Funding Trust
3.023% due 01/20/2047 ^		1,605	1,348
BCAP LLC Trust
0.643% due 05/25/2047		360	267
5.250% due 04/26/2037		869	797
Bear Stearns Adjustable Rate Mortgage Trust
2.722% due 08/25/2035		988	843
2.777% due 01/25/2034		97	90
3.003% due 02/25/2034		337	328
Bear Stearns ALT-A Trust
2.946% due 11/25/2036		563	425
Bear Stearns Structured Products, Inc. Trust
2.775% due 01/26/2036		2,476	1,909
Berica Residential MBS SRL
0.066% due 03/31/2048	EUR	173	193
Citigroup Commercial Mortgage Trust
1.186% due 06/15/2033		$1,100	1,077
2.165% due 09/10/2045 (a)		948	73
Citigroup Mortgage Loan Trust, Inc.
2.650% due 09/25/2035		45	45
Claris Finance SRL
0.354% due 10/31/2060	EUR	584	659

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Trust
1.338% due 06/11/2027		$800	$792
Countrywide Alternative Loan Trust
0.627% due 12/20/2046 ^		444	329
0.643% due 07/25/2046		765	636
0.713% due 12/25/2035		36	31
0.833% due 08/25/2035		1,103	738
0.933% due 12/25/2035 ^		163	114
6.000% due 01/25/2037 ^		701	603
Countrywide Home Loan Mortgage Pass-Through Trust
2.602% due 02/20/2036 ^		581	511
2.649% due 02/20/2036		962	821
2.664% due 11/25/2034		29	27
2.716% due 10/19/2032		18	15
2.937% due 10/20/2035		420	381
Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		92	93
Credit Suisse First Boston Mortgage Securities Corp.
1.083% due 11/25/2031		56	47
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		711	710
Deco UK PLC
0.749% due 01/27/2020	GBP	659	910
Eurohome UK Mortgages PLC
0.741% due 06/15/2044		365	477
Hyatt Hotel Portfolio Trust
1.686% due 11/15/2029		$5,400	5,356
IndyMac Mortgage Loan Trust
2.809% due 06/25/2035 ^		386	335
3.796% due 05/25/2036 ^		179	151
JPMorgan Mortgage Trust
2.705% due 08/25/2036 ^		47	42
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.876% due 12/15/2030		12	12
Merrill Lynch Alternative Note Asset Trust
0.633% due 03/25/2037		3,959	1,784
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035		5	5
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		859	818
Newgate Funding PLC
0.748% due 12/01/2050	GBP	900	1,070
Puma SE
2.885% due 10/18/2045	AUD	407	308
2.993% due 05/13/2045		406	308
RMAC PLC
0.005% due 06/12/2037	EUR	1,803	1,842
RMAC Securities PLC
0.741% due 06/12/2044	GBP	788	1,008
Structured Asset Mortgage Investments Trust
0.682% due 07/19/2035		$34	32
Thornburg Mortgage Securities Trust
2.394% due 06/25/2047 ^		42	37
Vulcan European Loan Conduit Ltd.
0.101% due 05/15/2017	EUR	77	86
WaMu Mortgage Pass-Through Certificates Trust
1.351% due 02/25/2046		$65	60
Wells Fargo Commercial Mortgage Trust
1.466% due 02/15/2027		300	299
Wells Fargo Mortgage-Backed Securities Trust
2.867% due 03/25/2035		603	602

Total Non-Agency Mortgage-Backed Securities (Cost $36,902)			35,039

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 21.8%
ACE Securities Corp. Home Equity Loan Trust
1.053% due 02/25/2036 ^		$583	$478
Aimco CLO
0.868% due 08/20/2020		87	87
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.348% due 01/25/2035		1,110	898
Amortizing Residential Collateral Trust
1.013% due 07/25/2032		825	766
Argent Securities Trust
0.623% due 03/25/2036		1,448	906
Atrium CDO Corp.
1.421% due 11/16/2022		539	537
Bear Stearns Asset-Backed Securities Trust
0.883% due 08/25/2036		300	256
1.831% due 01/25/2035		19	16
Carlyle Global Market Strategies CLO Ltd.
1.854% due 04/20/2022		3,200	3,187
Citigroup Mortgage Loan Trust, Inc.
0.493% due 07/25/2045		388	263
0.593% due 12/25/2036		240	155
COA Summit CLO Ltd.
1.974% due 04/20/2023		170	170
Countrywide Asset-Backed Certificates
0.563% due 12/25/2036 ^		2,832	2,534
0.573% due 05/25/2035		1,707	1,413
0.573% due 06/25/2035		2,153	1,725
0.573% due 08/25/2037		626	489
0.573% due 06/25/2047 ^		940	755
0.613% due 11/25/2047 ^		2,751	2,391
0.633% due 06/25/2047		660	484
0.663% due 05/25/2037		2,500	1,496
0.763% due 07/25/2036		218	182
0.876% due 04/25/2036		3,000	2,462
Countrywide Asset-Backed Certificates Trust
0.696% due 09/25/2046		1,400	904
Fortress Credit Investments Ltd.
1.870% due 07/17/2023		1,780	1,770
Franklin CLO Ltd.
0.850% due 08/09/2019		2,796	2,729
Fraser Sullivan CLO Ltd.
1.699% due 04/20/2023		2,134	2,133
Gallatin CLO Ltd.
1.892% due 07/15/2023		183	183
GSAMP Trust
0.573% due 06/25/2036		705	593
0.583% due 09/25/2036		1,533	674
2.083% due 10/25/2034		175	162
Harbourmaster CLO BV
0.784% due 02/06/2024	EUR	299	340
HSI Asset Securitization Corp. Trust
0.543% due 12/25/2036		$1,893	737
0.763% due 02/25/2036		1,100	810
JPMorgan Mortgage Acquisition Corp.
1.138% due 09/25/2035		239	169
Jubilee CDO BV
0.169% due 09/20/2022	EUR	484	545
LCM LP
1.581% due 04/15/2022		$437	434
1.881% due 10/19/2022		5,000	4,924
Long Beach Mortgage Loan Trust
0.993% due 09/25/2034		312	275
MASTR Asset-Backed Securities Trust
0.673% due 08/25/2036		1,106	529

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	89

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
0.513% due 09/25/2036		$40	$20
0.563% due 10/25/2036		158	120
1.233% due 07/25/2037		82	81
Motor PLC
0.913% due 08/25/2021		173	173
Navient Private Education Loan Trust
1.136% due 09/16/2024		477	472
Neuberger Berman CLO Ltd.
1.445% due 07/25/2023		1,500	1,498
NovaStar Mortgage Funding Trust
0.603% due 11/25/2036		2,142	952
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		1,944	1,945
OneMain Financial Issuance Trust
2.470% due 09/18/2024		700	698
Option One Mortgage Loan Trust
0.653% due 01/25/2037		175	100
Panther CDO BV
0.137% due 03/20/2084	EUR	494	544
Popular ABS Mortgage Pass-Through Trust
0.683% due 06/25/2047 ^		$1,000	860
Race Point CLO Ltd.
1.637% due 12/15/2022		450	449
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		2,669	1,378
Residential Asset Mortgage Products Trust
2.083% due 11/25/2034		267	252
Residential Asset Securities Corp. Trust
0.583% due 08/25/2036		370	342
0.603% due 11/25/2036		919	796
Soundview Home Loan Trust
0.593% due 11/25/2036		194	162
Specialty Underwriting & Residential Finance Trust
1.408% due 12/25/2035		656	580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.853% due 11/25/2035		$2,000	$1,413
1.408% due 09/25/2034		2,277	1,952
Structured Asset Securities Corp. Trust
0.893% due 09/25/2035		1,200	881
Symphony CLO Ltd.
1.586% due 07/23/2023		3,700	3,700

Total Asset-Backed Securities (Cost $60,175)			58,929

SOVEREIGN ISSUES 1.2%
Export-Import Bank of Korea
1.374% due 01/14/2017		2,000	2,003
Korea Land & Housing Corp.
1.875% due 08/02/2017		900	904
Spain Government International Bond
2.900% due 10/31/2046	EUR	400	479

Total Sovereign Issues (Cost $3,338)			3,386

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
6.402% due 02/15/2040		7,000	172

Total Preferred Securities (Cost $188)			172

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 0.3%
Intesa Sanpaolo SpA
1.997% due 04/11/2016		$700	700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (f) 0.2%
		$546

U.S. TREASURY BILLS 0.8%
0.223% due 04/21/2016 (b)(c)(k)	$2,160	2,160

Total Short-Term Instruments (Cost $3,406)		3,406

Total Investments in Securities (Cost $253,409)		251,075

	SHARES
INVESTMENTS IN AFFILIATES 32.0%

SHORT-TERM INSTRUMENTS 32.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.0%
PIMCO Short-Term Floating NAV Portfolio III	8,741,750	86,377

Total Short-Term Instruments (Cost $86,351)		86,377

Total Investments in Affiliates (Cost $86,351)		86,377

Total Investments 124.9% (Cost $339,760)		$337,452

Financial Derivative Instruments (h)(j) 5.9% (Cost or Premiums, net $(2,282))		15,950

Other Assets and Liabilities, net (30.8%)		(83,163)

Net Assets 100.0%		$270,239

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Interest only security.
(b)	Zero coupon bond.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$546	U.S. Treasury Notes 2.250% due 07/31/2021	$(562)	$546	$546

Total Repurchase Agreements						$(562)	$546	$546

(1)	Includes accrued interest.

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.620%	03/02/2016	04/12/2016	$(3,636)	$(3,638)
GRE	0.680	03/01/2016	04/01/2016	(1,305)	(1,306)
	0.680	03/09/2016	04/01/2016	(7,331)	(7,334)
	0.700	03/08/2016	04/08/2016	(1,981)	(1,982)
	0.710	03/08/2016	04/08/2016	(3,239)	(3,240)
	0.710	03/09/2016	04/08/2016	(3,290)	(3,291)
SCX	0.580	01/13/2016	04/13/2016	(1,212)	(1,214)
	0.620	01/14/2016	05/13/2016	(4,652)	(4,658)
	0.640	02/11/2016	05/11/2016	(9,433)	(9,442)
	0.650	03/09/2016	04/18/2016	(4,176)	(4,178)
	0.660	03/09/2016	04/18/2016	(8,194)	(8,197)
	0.670	03/01/2016	04/01/2016	(2,632)	(2,634)
	0.670	03/09/2016	04/01/2016	(1,093)	(1,094)

Total Reverse Repurchase Agreements					$(52,208)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(50,292) at a weighted average interest rate of 0.494%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	04/01/2046	$ 7,300	$(7,625)	$(7,656)

Total Short Sales				$(7,625)	$(7,656)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $52,761 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(3,638)	$0	$(3,638)	$3,521	$(117)
GRE	0	(17,153)	0	(17,153)	17,188	35
SCX	0	(31,417)	0	(31,417)	31,485	68
SSB	546	0	0	546	(562)	(16)

Total Borrowings and Other Financing Transactions	$546	$(52,208)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(12,368)	$(25,740)	$(14,100)	$0	$(52,208)

Total Borrowings	$(12,368)	$(25,740)	$(14,100)	$0	$(52,208)

Gross amount of recognized liabilities for reverse repurchase agreements					$(52,208)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	91

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/20/2016	328	$3	$0
Call - CBOT U.S. Treasury 5-Year Note June Futures	131.000	05/20/2016	325	3	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/20/2016	764	6	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/20/2016	220	2	3

				$14	$5

Total Purchased Options				$14	$5

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	551	$(1,734)	$0	$(7)
90-Day Eurodollar September Futures	Short	09/2016	4	(5)	0	0
Euro-Bobl June Futures	Long	06/2016	57	(19)	0	(5)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	113	(343)	3	(33)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	43	(28)	3	(13)
U.S. Treasury 2-Year Note June Futures	Long	06/2016	132	8	10	0
U.S. Treasury 5-Year Note June Futures	Short	06/2016	179	(43)	0	(39)
U.S. Treasury 10-Year Note June Futures	Long	06/2016	695	108	261	0

Total Futures Contracts				$(2,056)	$277	$(97)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	3,300	$6	$6	$1	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		74,000	(1,984)	(1,645)	0	(48)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		50,600	2,248	1,401	85	0
Receive	3-Month USD-LIBOR	1.934	09/01/2022		30,100	(1,120)	(1,120)	0	(69)
Receive	3-Month USD-LIBOR *	2.000	06/15/2023		38,000	(1,399)	(478)	0	(93)
Receive	3-Month USD-LIBOR	2.330	08/19/2025		8,900	(581)	(549)	0	(32)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		4,400	(297)	(234)	0	(16)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		11,600	(616)	(490)	0	(42)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		9,900	(512)	(557)	0	(37)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		6,350	(919)	(910)	0	(58)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		15,500	(1,161)	(327)	0	(95)
Pay	3-Month USD-LIBOR *	2.810	09/14/2046		2,900	415	415	21	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026	EUR	9,700	135	72	0	(17)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		300	(15)	(6)	0	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	4,900	(379)	(340)	0	(11)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		2,900	(11)	(31)	0	(5)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		1,000	(32)	(16)	0	(7)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	570,000	(72)	(6)	15	0
Pay	28-Day MXN-TIIE	6.075	09/21/2021	MXN	34,700	67	67	2	0
Pay	28-Day MXN-TIIE	5.675	11/09/2021		53,300	38	(45)	3	0
Receive	28-Day MXN-TIIE	6.062	02/09/2026		16,900	0	0	0	0

						$(6,189)	$(4,793)	$127	$(530)

Total Swap Agreements						$(6,189)	$(4,793)	$127	$(530)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $1,839 and cash of $2,239 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$277	$127	$409	$ 0	$ (97)	$ (539)	$ (636)

(1)	Unsettled variation margin liability of $(9) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	05/2016	AUD	9,359	$	6,978	$0	$(184)
	05/2016	$	789	AUD	1,066	26	0
	05/2016		297	NZD	440	6	0

BOA	04/2016	BRL	2,792	$	785	8	0
	04/2016	$	695	BRL	2,792	82	0
	05/2016	BRL	17,278	$	4,927	160	0
	05/2016	EUR	1,938		2,176	0	(32)
	05/2016	INR	23,898		351	0	(7)
	05/2016	NZD	415		275	0	(12)
	05/2016	$	324	AUD	438	11	0
	05/2016		4,444	CNH	29,077	45	0
	08/2016		2,092		13,828	33	0

BPS	04/2016	BRL	1,124	$	316	3	0
	04/2016	$	290	BRL	1,124	23	0
	05/2016	TWD	154,001	$	4,612	0	(179)
	08/2016	CNH	24,483		3,700	0	(63)
	08/2016	$	1,857	CNH	12,182	15	0
	10/2016	BRL	4,900	$	1,165	0	(128)
	10/2016	CNH	1,825		272	0	(8)

BRC	05/2016	MXN	119,461		6,795	0	(91)
	05/2016	RUB	45,140		618	0	(46)
	05/2016	$	4,760	MXN	84,848	130	0
	05/2016		1,695	TWD	55,925	45	0
	10/2016		2,390	CNH	16,158	85	0

CBK	04/2016	BRL	3,343	$	939	10	0
	04/2016	JPY	447,700		3,974	0	(4)
	04/2016	$	881	BRL	3,343	49	0
	05/2016	CAD	216	$	156	0	(10)
	05/2016	EUR	439		488	0	(12)
	05/2016	RUB	93,463		1,254	0	(121)
	05/2016	$	6,167	CNH	40,639	107	0
	05/2016		7,591	EUR	6,818	176	0
	05/2016		347	INR	24,003	13	0
	05/2016		903	MXN	16,119	26	0
	05/2016		1,133	TWD	37,185	24	0
	10/2016	BRL	20,280	$	4,856	0	(497)

DUB	04/2016		7,091		1,824	0	(148)
	04/2016	$	1,881	BRL	7,091	93	(2)
	05/2016		2,859	MXN	50,018	24	0
	10/2016		1,325	CNH	8,947	46	0
	01/2017	BRL	2,180	$	517	0	(45)

GLM	04/2016		83,469		23,453	240	0
	04/2016	$	20,959	BRL	83,469	2,255	0
	04/2016		9,419	GBP	6,629	102	0
	04/2016		8,493	JPY	970,000	125	0
	05/2016	GBP	4,360	$	6,227	0	(36)
	05/2016	$	5,932	AUD	7,863	85	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	93

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2016	$	1,157	EUR	1,044	$33	$0
	07/2016	BRL	25,470	$	7,108	201	0
	10/2016		9,350		2,294	0	(174)
	10/2016	$	15,122	BRL	60,580	869	0
	01/2017		531		2,180	31	0

HUS	04/2016	BRL	90,232	$	24,907	0	(188)
	04/2016	$	25,354	BRL	90,232	0	(259)
	04/2016		41	CNH	267	0	0
	04/2016		1,733	JPY	195,013	0	0
	05/2016	JPY	195,013	$	1,734	0	0
	05/2016	$	22,229	BRL	80,682	31	0
	05/2016		626	EUR	574	28	0
	08/2016	CNH	37,329	$	5,643	0	(95)
	08/2016	$	4,520	CNH	29,761	55	0
	10/2016		6,180		40,510	30	(4)
	01/2021	BRL	1,010	$	156	0	(29)

JPM	04/2016	JPY	353,000		3,165	31	(2)
	04/2016	$	6,746	JPY	765,000	52	0
	05/2016	AUD	855	$	605	0	(50)
	05/2016	BRL	23,614		6,699	184	0
	05/2016	$	1,086	CNH	7,081	7	0
	05/2016		882	EUR	803	33	0
	05/2016		149	KRW	179,405	7	0
	05/2016		704	TWD	23,154	16	0
	10/2016	BRL	41,830	$	9,881	0	(1,161)
	10/2016	$	5,154	BRL	22,000	653	0
	10/2016		1,320	CNH	8,923	47	0
	01/2017		1,516		10,378	66	0

MSB	04/2016		528	GBP	371	5	0
	05/2016	BRL	5,802	$	1,647	46	0
	05/2016	ZAR	3,914		270	7	0
	10/2016	BRL	6,220		1,524	0	(118)

NAB	04/2016	JPY	109,613		980	6	0

SCX	04/2016	GBP	7,375		10,265	0	(328)
	04/2016	JPY	6,700		59	0	0
	04/2016	$	111	CNH	723	1	0
	04/2016		530	GBP	375	9	0
	05/2016	EUR	23,707	$	26,384	0	(623)
	05/2016	$	2,168	CNH	14,137	15	0
	05/2016		414	EUR	370	8	0
	05/2016		1,020	TWD	33,464	21	0
	08/2016	CNH	18,199	$	2,750	0	(48)
	08/2016	$	1,509	CNH	9,938	19	0
	10/2016		14,777		97,992	234	0
	02/2017	CNH	112,036	$	16,181	0	(858)

SOG	04/2016	$	267	CNH	1,739	2	0
	04/2016		128	TWD	4,201	3	0
	08/2016	CNH	6,612	$	1,000	0	(16)
	08/2016	$	519	CNH	3,401	4	0
	10/2016		1,512		10,209	52	0

UAG	04/2016	JPY	1,013,000	$	8,914	0	(87)
	05/2016	$	1,012	CNH	6,593	6	0
	05/2016		3,619	EUR	3,278	115	0
	08/2016	CNH	5,334	$	807	0	(13)
	10/2016		269,839		41,320	0	(17)
	10/2016	$	7,965	CNH	54,341	359	0
	02/2017		599		3,973	5	0

Total Forward Foreign Currency Contracts						$7,338	$(5,695)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	2,700	$27	$1
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		100	4	8

BPS	Put - OTC USD versus JPY	JPY	107.000	04/14/2016		7,900	83	1

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	147.500	04/26/2016	$	18,398	$2	$0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	1,900	74	62

JPM	Call - OTC USD versus JPY	JPY	175.000	08/30/2016	$	10,062	1	0

SCX	Call - OTC USD versus CNH	CNH	12.000	05/13/2016		9,200	1	0

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		2,400	101	230

							$293	$302

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$ 33,200	$11	$3
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	15,000	29	21
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	6,100	310	305

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	15,200	52	71
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	3,500	176	175

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	18,100	65	85
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016	5,900	162	6

							$805	$666

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FBF	Put - OTC Fannie Mae 3.000% due 04/01/2046	$	80.000	04/06/2016	$42,600	$1	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2046		120.000	04/06/2016	28,100	1	0
	Call - OTC Fannie Mae 4.000% due 04/01/2046		120.000	04/06/2016	19,100	1	0

						$3	$0

Total Purchased Options						$1,101	$968

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$	600	$(1)	$0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		600	(1)	0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016		800	(2)	0

							$(4)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	2,100	$(11)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		2,100	(14)	(1)
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016	$	4,100	(225)	(170)
	Call - OTC USD versus RUB		108.000	02/22/2017		100	(4)	(2)

BPS	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	2,200	(13)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		2,200	(13)	(1)

DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	1,334	(172)	(69)
	Put - OTC USD versus BRL		5.000	10/19/2017		1,334	(199)	(331)

FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	1,193	(46)	(38)
	Call - OTC EUR versus MXN		22.650	03/21/2017		1,193	(41)	(46)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	4,007	(508)	(208)
	Put - OTC USD versus BRL		5.000	10/19/2017		4,007	(605)	(994)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,072	(57)	(32)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	1,900	(61)	(22)
	Put - OTC EUR versus MXN		18.900	03/21/2017		1,774	(72)	(57)
	Call - OTC EUR versus MXN		22.650	03/21/2017		1,774	(58)	(69)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016	$	5,024	(62)	(283)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	95

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	2,100	$(137)	$(164)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016	$	5,024	(127)	(1)

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	1,900	(135)	(148)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	2,400	(104)	(38)

							$(2,664)	$(2,674)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	30,700	$(319)	$(321)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		3,200	(29)	(37)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		19,100	(197)	(199)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		3,900	(13)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		700	(12)	(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		2,500	(40)	(48)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		1,300	(22)	(25)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		2,500	(42)	(48)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		5,900	(163)	(316)

								$(837)	$(1,007)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$138	$0	$2

Total Written Options					$(3,505)	$(3,679)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	463	$1,017,540	AUD	20,800	CAD	0	EUR	61,195	$(9,225)
Sales	755	546,547		29,214		25,132		237,866	(9,233)
Closing Buys	(1,218)	(547,139)		(44,572)		(12,566)		(130,861)	8,744
Expirations	0	(764,231)		0		(12,566)		(103,824)	4,133
Exercised	0	(152,377)		(5,442)		0		(43,942)	2,076

Balance at End of Period	0	$100,340	AUD	0	CAD	0	EUR	20,434	$(3,505)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.734%	EUR	300	$(2)	$3	$1	$0

BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.734		350	(5)	6	1	0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	300	(4)	5	1	0

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629		300	(4)	5	1	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629		800	(10)	11	1	0
	Greece Government International Bond	1.000	12/20/2016	14.469		500	(70)	22	0	(48)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	300	(4)	5	1	0

JPM	Brazil Government International Bond	1.000	12/20/2016	0.629	$	400	(4)	5	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	200	(2)	3	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		100	(2)	2	0	0

MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.734		200	(2)	3	1	0

							$(109)	$70	$9	$(48)

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$	800	$107	$(9)	$98	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019		800	107	(9)	98	0

						$214	$(18)	$196	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	6,100	$43	$(160)	$0	$(117)
	Pay	1-Year BRL-CDI	12.600	01/04/2021		10,800	1	(113)	0	(112)

CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	240	0	25	25	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	7,000	(1)	(60)	0	(61)

DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	2,703	(4)	162	158	0

FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		200	1	20	21	0
	Pay	1-Year BRL-CDI	12.560	01/04/2021	BRL	14,500	(2)	(122)	0	(124)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		3,400	8	(38)	0	(30)

GLM	Pay	1-Year BRL-CDI	15.500	01/02/2018		1	0	0	0	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021		6,000	(7)	(46)	0	(53)
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	9,300	(42)	(142)	0	(184)
	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020		7,500	(1)	(222)	0	(223)

HUS	Pay	1-Year BRL-CDI	12.230	01/04/2021	BRL	6,300	6	(87)	0	(81)

JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	620	1	35	36	0

MYC	Receive	1-Year BRL-CDI	14.190	01/04/2021	BRL	10,200	0	(32)	0	(32)

							$3	$(780)	$240	$(1,017)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	RALVEIUT Index	317,064	1-Month USD-LIBOR plus a specified spread	11/07/2016	$ 36,052		$3,920	$3,920	$0
	Receive	RALVEIUT Index	1,735,932	1-Month USD-LIBOR plus a specified spread	11/15/2016	204,621		13,738	13,738	0

GST	Receive	RALVEIUT Index	67,523	1-Month USD-LIBOR plus a specified spread	11/15/2016	8,357		135	135	0

JPM	Receive	RALVEIET Index	28,359	1-Month USD-LIBOR plus a specified spread	09/15/2016	3,494		72	72	0

								$17,865	$17,865	$0

Total Swap Agreements							$108	$17,137	$18,310	$(1,065)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	97

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $4,399 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$32	$0	$0	$32	$(184)	$0	$0	$(184)	$(152)	$0	$(152)
BOA	339	9	99	447	(51)	(173)	0	(224)	223	(260)	(37)
BPS	41	1	17,659	17,701	(378)	(1)	(229)	(608)	17,093	(17,223)	(130)
BRC	260	0	1	261	(137)	0	0	(137)	124	0	124
CBK	405	329	123	857	(644)	(358)	(61)	(1,063)	(206)	301	95
DUB	163	0	159	322	(195)	(400)	0	(595)	(273)	344	71
FBF	0	0	21	21	0	(1,318)	(154)	(1,472)	(1,451)	1,451	(0)
GLM	3,941	308	0	4,249	(210)	(691)	(460)	(1,361)	2,888	(2,520)	368
GST	0	0	137	137	0	0	(48)	(48)	89	(40)	49
HUS	144	0	0	144	(575)	(165)	(81)	(821)	(677)	481	(196)
JPM	1,096	91	110	1,297	(1,213)	(387)	0	(1,600)	(303)	203	(100)
MSB	58	0	0	58	(118)	0	0	(118)	(60)	(40)	(100)
MYC	0	0	1	1	0	0	(32)	(32)	(31)	(170)	(201)
NAB	6	0	0	6	0	0	0	0	6	0	6
SCX	307	0	0	307	(1,857)	0	0	(1,857)	(1,550)	1,559	9
SOG	61	230	0	291	(16)	(186)	0	(202)	89	0	89
UAG	485	0	0	485	(117)	0	0	(117)	368	(600)	(232)

Total Over the Counter	$7,338	$968	$18,310	$26,616	$(5,695)	$(3,679)	$(1,065)	$(10,439)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	277	277
Swap Agreements	0	0	0	0	127	127

	$0	$0	$0	$0	$409	$409

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,338	$0	$7,338
Purchased Options	0	0	0	302	666	968
Swap Agreements	0	205	17,865	0	240	18,310

	$0	$205	$17,865	$7,640	$906	$26,616

	$0	$205	$17,865	$7,640	$1,315	$27,025

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$97	$97
Swap Agreements	0	0	0	0	539	539

	$0	$0	$0	$0	$636	$636

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,695	$0	$5,695
Written Options	0	0	0	2,672	1,007	3,679
Swap Agreements	0	48	0	0	1,017	1,065

	$0	$48	$0	$8,367	$2,024	$10,439

	$0	$48	$0	$8,367	$2,660	$11,075

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(44)	$(44)
Written Options	0	0	9	0	250	259
Futures	0	0	0	0	(4,942)	(4,942)
Swap Agreements	0	(157)	0	0	(41,808)	(41,965)

	$0	$(157)	$9	$0	$(46,544)	$(46,692)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,427	$0	$8,427
Purchased Options	0	(5)	0	(955)	(3,713)	(4,673)
Written Options	0	114	0	3,071	5,707	8,892
Swap Agreements	0	520	44,598	(33)	(13,369)	31,716

	$0	$629	$44,598	$10,510	$(11,375)	$44,362

	$0	$472	$44,607	$10,510	$(57,919)	$(2,330)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(18)	$(18)
Written Options	0	0	0	0	109	109
Futures	0	0	0	0	338	338
Swap Agreements	0	(991)	0	0	27,141	26,150

	$0	$(991)	$0	$0	$27,570	$26,579

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,129)	$0	$(12,129)
Purchased Options	0	0	0	241	1,065	1,306
Written Options	0	5	0	382	(330)	57
Swap Agreements	0	471	(17,263)	14	566	(16,212)

	$0	$476	$(17,263)	$(11,492)	$1,301	$(26,978)

	$0	$(515)	$(17,263)	$(11,492)	$28,871	$(399)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$859	$0	$859
Corporate Bonds & Notes
Banking & Finance	0	43,412	0	43,412
Industrials	0	19,728	0	19,728
Utilities	0	7,653	0	7,653
U.S. Government Agencies	0	16,239	0	16,239
U.S. Treasury Obligations	0	62,252	0	62,252
Non-Agency Mortgage-Backed Securities	0	35,039	0	35,039
Asset-Backed Securities	0	58,929	0	58,929
Sovereign Issues	0	3,386	0	3,386
Preferred Securities
Banking & Finance	172	0	0	172
Short-Term Instruments
Certificates of Deposit	0	700	0	700
Repurchase Agreements	0	546	0	546
U.S. Treasury Bills	0	2,160	0	2,160
	$172	$250,903	$0	$251,075

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$86,377	$0	$0	$86,377

Total Investments	$86,549	$250,903	$0	$337,452

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,656)	$0	$(7,656)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	277	132	0	409
Over the counter	0	26,616	0	26,616
	$277	$26,748	$0	$27,025

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(97)	(530)	0	(627)
Over the counter	0	(10,439)	0	(10,439)
	$(97)	$(10,969)	$0	$(11,066)

Totals	$86,729	$259,026	$0	$345,755

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	99

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.0%

BANK LOAN OBLIGATIONS 0.1%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$2,650	$2,640

Total Bank Loan Obligations (Cost $2,624)			2,640

CORPORATE BONDS & NOTES 20.0%

BANKING & FINANCE 13.2%
ABN AMRO Bank NV
4.750% due 07/28/2025		800	809
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		5,000	4,927
4.750% due 09/10/2018		5,800	5,923
8.000% due 03/15/2020		482	541
Banca Carige SpA
3.750% due 11/25/2016	EUR	15,000	17,426
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2054		18,150	21,054
5.000% due 02/09/2056		4,100	5,034
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (e)		$12,800	13,200
Banco de Credito e Inversiones
3.000% due 09/13/2017		3,500	3,552
Banco do Brasil S.A.
6.000% due 01/22/2020		1,400	1,425
Banco Santander Brasil S.A.
4.625% due 02/13/2017		14,100	14,396
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	3,200	3,270
Bank of America Corp.
1.495% due 04/01/2019		$6,000	5,945
2.000% due 01/11/2018		600	603
2.650% due 04/01/2019		1,200	1,222
4.125% due 01/22/2024		6,000	6,369
5.000% due 05/13/2021		600	667
5.650% due 05/01/2018		6,500	6,982
5.700% due 01/24/2022		400	460
5.750% due 12/01/2017		1,200	1,276
6.000% due 09/01/2017		1,700	1,797
6.100% due 03/17/2025 (e)		5,400	5,326
6.400% due 08/28/2017		1,000	1,063
7.625% due 06/01/2019		5,400	6,290
Bank of America N.A.
5.300% due 03/15/2017		300	311
Bank of New York Mellon Corp.
4.950% due 06/20/2020 (e)		2,600	2,600
Barclays Bank PLC
7.625% due 11/21/2022		3,450	3,715
7.750% due 04/10/2023		1,700	1,787
10.179% due 06/12/2021		33,800	43,011
Barclays PLC
8.000% due 12/15/2020 (e)	EUR	800	883
BBVA Bancomer S.A.
6.750% due 09/30/2022		$10,500	11,680
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,600	1,712
7.250% due 02/01/2018		17,500	19,227
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		1,000	969
BPCE S.A.
1.272% due 06/17/2017		16,600	16,578
Caixa Economica Federal
4.250% due 05/13/2019		5,700	5,429
CIT Group, Inc.
5.250% due 03/15/2018		4,245	4,402

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
0.906% due 06/09/2016		$31,300	$31,283
5.950% due 05/15/2025 (e)		6,300	6,072
Compass Bank
6.400% due 10/01/2017		5,800	6,102
Credit Agricole S.A.
1.177% due 06/12/2017		25,800	25,752
7.875% due 01/23/2024 (e)		200	190
Credit Suisse AG
6.500% due 08/08/2023		10,000	10,798
Credit Suisse Group AG
6.250% due 12/18/2024 (e)		600	553
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	239
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	887
2.375% due 05/25/2016		$1,000	1,001
5.500% due 05/25/2016		200	201
5.500% due 06/26/2017		3,500	3,648
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		1,250	1,251
3.984% due 06/15/2016		2,000	2,013
General Motors Financial Co., Inc.
2.625% due 07/10/2017		6,200	6,240
2.750% due 05/15/2016		1,600	1,603
Goldman Sachs Group, Inc.
1.779% due 04/23/2020		5,800	5,767
6.250% due 09/01/2017		1,600	1,704
7.500% due 02/15/2019		8,300	9,568
HBOS PLC
1.329% due 09/30/2016		1,600	1,594
6.750% due 05/21/2018		3,000	3,252
HSBC Holdings PLC
3.400% due 03/08/2021		1,900	1,941
4.250% due 08/18/2025		4,600	4,552
4.300% due 03/08/2026		1,400	1,446
HSBC USA, Inc.
1.390% due 08/07/2018		2,100	2,086
International Lease Finance Corp.
6.750% due 09/01/2016		500	508
JPMorgan Chase & Co.
1.169% due 04/25/2018		2,300	2,293
3.900% due 07/15/2025		100	106
KBC Bank NV
8.000% due 01/25/2023		1,400	1,515
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	2,900	4,040
Macquarie Bank Ltd.
6.625% due 04/07/2021		$400	456
Morgan Stanley
1.899% due 04/25/2018		2,350	2,366
5.500% due 01/26/2020		3,400	3,794
5.950% due 12/28/2017		3,600	3,855
Navient Corp.
8.450% due 06/15/2018		800	860
PHH Corp.
6.375% due 08/15/2021		3,200	2,840
Rabobank Group
8.375% due 07/26/2016 (e)		400	406
Royal Bank of Canada
3.770% due 03/30/2018	CAD	3,700	2,990
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		$700	653
8.000% due 08/10/2025 (e)		400	382
Stadshypotek AB
4.250% due 10/10/2017	AUD	400	312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024	$3,200	$3,350
Swedbank Hypotek AB
1.375% due 03/28/2018	3,100	3,101
Toronto-Dominion Bank
1.069% due 07/02/2019	10,400	10,252
2.125% due 07/02/2019	800	813
U.S. Bancorp
5.125% due 01/15/2021 (e)	1,800	1,845
UBS AG
1.258% due 08/14/2019	9,800	9,722
1.330% due 03/26/2018	18,800	18,776
7.250% due 02/22/2022	1,200	1,237
7.625% due 08/17/2022	950	1,089
Wells Fargo & Co.
1.081% due 04/22/2019	8,900	8,800
1.501% due 07/22/2020	200	199

		458,164

INDUSTRIALS 4.0%
AbbVie, Inc.
1.800% due 05/14/2018	1,900	1,914
2.500% due 05/14/2020	800	816
3.200% due 11/06/2022	200	207
3.600% due 05/14/2025	700	737
4.500% due 05/14/2035	500	521
4.700% due 05/14/2045	400	427
Actavis Funding SCS
1.887% due 03/12/2020	5,800	5,782
4.750% due 03/15/2045	2,600	2,765
ADT Corp.
4.875% due 07/15/2042	2,200	1,496
Altice Financing S.A.
6.625% due 02/15/2023	2,500	2,519
Altice Finco S.A.
7.625% due 02/15/2025	500	481
Altice Luxembourg S.A.
7.625% due 02/15/2025	1,100	1,056
Amgen, Inc.
1.218% due 05/22/2019	3,800	3,769
2.200% due 05/22/2019	16,900	17,305
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	2,300	2,366
3.650% due 02/01/2026	3,200	3,369
BMW U.S. Capital LLC
0.973% due 06/02/2017	9,600	9,572
California Resources Corp.
5.500% due 09/15/2021	978	220
8.000% due 12/15/2022	3,157	1,223
CCO Safari LLC
3.579% due 07/23/2020	400	409
4.464% due 07/23/2022	3,200	3,356
4.908% due 07/23/2025	2,200	2,325
6.384% due 10/23/2035	300	331
6.484% due 10/23/2045	900	1,004
6.834% due 10/23/2055	100	108
CNPC General Capital Ltd.
1.518% due 05/14/2017	5,500	5,502
2.750% due 05/14/2019	2,000	2,032
CVS Health Corp.
2.800% due 07/20/2020	700	728
3.500% due 07/20/2022	200	215
3.875% due 07/20/2025	1,900	2,055
4.875% due 07/20/2035	600	671
5.125% due 07/20/2045	900	1,047

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
0.985% due 03/10/2017		$800	$797
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	11,600	12,045
Kraft Heinz Foods Co.
1.600% due 06/30/2017		$700	703
2.000% due 07/02/2018		700	707
2.800% due 07/02/2020		600	615
3.500% due 07/15/2022		200	210
3.950% due 07/15/2025		100	107
5.000% due 07/15/2035		100	111
5.200% due 07/15/2045		300	337
Nakilat, Inc.
6.067% due 12/31/2033		1,500	1,695
Nissan Motor Acceptance Corp.
1.182% due 03/03/2017		400	400
Pioneer Natural Resources Co.
5.875% due 07/15/2016		5,891	5,951
QUALCOMM, Inc.
4.650% due 05/20/2035		800	823
4.800% due 05/20/2045		1,000	993
Roche Holdings, Inc.
0.969% due 09/30/2019		5,200	5,147
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016		5,900	5,964
Tesco PLC
6.125% due 02/24/2022	GBP	1,400	2,161
Viacom, Inc.
5.850% due 09/01/2043		$3,700	3,570
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		15,297	15,141
Zimmer Biomet Holdings, Inc.
4.450% due 08/15/2045		4,900	4,807

			138,612

UTILITIES 2.8%
AES Corp.
3.635% due 06/01/2019		10,400	10,062
AT&T, Inc.
1.559% due 06/30/2020		2,000	1,981
2.450% due 06/30/2020		500	506
3.000% due 06/30/2022		2,600	2,643
3.400% due 05/15/2025		1,400	1,406
4.500% due 05/15/2035		300	297
4.750% due 05/15/2046		300	294
Dominion Resources, Inc.
4.450% due 03/15/2021		1,000	1,084
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		2,689	874
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	5,400	5,576
2.762% due 01/15/2019		$1,000	815
3.002% due 03/17/2017		7,600	7,354
3.250% due 03/17/2017		1,100	1,082
3.250% due 04/01/2019	EUR	2,800	2,692
3.522% due 03/17/2020		$1,800	1,391
3.750% due 01/14/2021	EUR	1,600	1,434
4.250% due 10/02/2023		700	578
4.875% due 03/17/2020		$500	417
5.750% due 01/20/2020		600	518
6.250% due 12/14/2026	GBP	500	502
6.850% due 06/05/2115		$800	554
7.875% due 03/15/2019		500	481
Sprint Communications, Inc.
8.375% due 08/15/2017		17,400	17,248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SSE PLC
5.625% due 10/01/2017 (e)	EUR	1,000	$1,187
Verizon Communications, Inc.
1.412% due 06/17/2019		$2,000	1,996
2.164% due 09/15/2016		11,500	11,563
2.382% due 09/14/2018		15,800	16,166
2.625% due 02/21/2020		4,243	4,370
5.150% due 09/15/2023		3,000	3,469

			98,540

Total Corporate Bonds & Notes (Cost $716,821)			695,316

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,100	1,127
7.750% due 01/01/2042		1,800	1,797

			2,924

NEW YORK 0.0%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039		1,000	1,360

OHIO 0.0%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041		700	1,019

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		6,380	5,725

Total Municipal Bonds & Notes (Cost $10,551)			11,028

U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
3.500% due 11/01/2025 - 12/01/2029		283	301
Fannie Mae, TBA
3.000% due 04/01/2046 - 05/01/2046		43,900	44,960
3.500% due 04/01/2031 - 04/01/2046		86,200	90,981
4.000% due 04/01/2046		27,600	29,500
4.500% due 04/01/2046		500	544
Freddie Mac
0.836% due 11/15/2043		601	603
1.000% due 03/08/2017 (i)		4,900	4,917
Ginnie Mae
3.500% due 05/15/2042 - 04/15/2045		17,881	18,898
Ginnie Mae, TBA
4.000% due 04/01/2046		7,000	7,488
NCUA Guaranteed Notes
0.808% due 11/06/2017		452	451

Total U.S. Government Agencies (Cost $197,598)			198,643

U.S. TREASURY OBLIGATIONS 37.1%
U.S. Treasury Bonds
2.500% due 02/15/2046		37,300	36,375
3.000% due 11/15/2044 (k)		3,150	3,401

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/15/2045 (k)		$9,400	$10,142
3.125% due 08/15/2044 (k)		71,500	79,142
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (i)(k)		30,905	31,485
0.125% due 07/15/2024 (i)		89,595	90,031
0.250% due 01/15/2025 (i)(k)		13,553	13,683
0.750% due 02/15/2045 (k)		15,091	14,642
1.750% due 01/15/2028 (k)		4,863	5,646
2.375% due 01/15/2027 (k)		91,630	112,077
2.500% due 01/15/2029 (k)		36,192	45,534
U.S. Treasury Notes
1.375% due 08/31/2020 (i)(k)		73,000	73,726
1.875% due 11/30/2021 (i)(k)		90,400	92,888
1.875% due 08/31/2022 (i)(k)		306,600	313,875
1.875% due 10/31/2022 (i)(k)		141,400	144,714
2.000% due 07/31/2022 (i)(k)		86,900	89,655
2.125% due 05/15/2025 (i)(k)		72,750	75,045
2.250% due 11/15/2024 (i)(k)		15,000	15,648
2.250% due 11/15/2025		37,499	39,043
2.750% due 11/15/2023 (i)(k)		900	975

Total U.S. Treasury Obligations (Cost $1,233,262)			1,287,727

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%
Adjustable Rate Mortgage Trust
2.853% due 01/25/2036 ^		15,429	13,705
Banc of America Mortgage Trust
2.794% due 05/25/2033		202	203
5.500% due 02/25/2035		810	815
BCAP LLC Trust
0.643% due 05/25/2047		359	266
5.250% due 04/26/2037		3,260	2,988
Bear Stearns Adjustable Rate Mortgage Trust
2.928% due 08/25/2035		3,380	3,319
3.003% due 02/25/2034		337	328
3.125% due 02/25/2036 ^		30	28
Bear Stearns ALT-A Trust
0.753% due 01/25/2047		17,924	12,242
2.657% due 01/25/2036		3,050	2,507
2.811% due 11/25/2036 ^		1,221	835
Bear Stearns Structured Products, Inc. Trust
2.775% due 01/26/2036		7,387	5,695
Citigroup Commercial Mortgage Trust
1.186% due 06/15/2033		18,700	18,318
2.165% due 09/10/2045 (a)		7,581	580
Citigroup Mortgage Loan Trust, Inc.
0.503% due 01/25/2037		3,649	2,774
CitiMortgage Alternative Loan Trust
6.000% due 10/25/2037 ^		6,660	6,021
Claris Finance SRL
0.354% due 10/31/2060	EUR	2,548	2,875
Commercial Mortgage Trust
1.338% due 06/11/2027		$14,400	14,254
Countrywide Alternative Loan Trust
0.627% due 12/20/2046 ^		4,026	2,989
0.833% due 08/25/2035		5,268	3,526
6.000% due 08/25/2036 ^		5,342	4,970
6.000% due 03/25/2037 ^		1,496	1,036
Countrywide Home Loan Mortgage Pass-Through Trust
2.649% due 02/20/2036		4,096	3,498
Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		369	370
Credit Suisse Mortgage Capital Certificates
5.460% due 09/15/2039		11,098	11,194
Deutsche ALT-A Securities, Inc.
0.623% due 02/25/2037		8,388	6,222

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	101

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eddystone Finance PLC
1.114% due 04/19/2021	GBP	6,415	$8,970
Giovecca Mortgages SRL
0.454% due 04/23/2048	EUR	2,559	2,890
GSR Mortgage Loan Trust
2.838% due 09/25/2035		$693	696
2.849% due 11/25/2035		476	457
2.852% due 04/25/2036		326	289
6.250% due 10/25/2036 ^		2,546	2,351
HarborView Mortgage Loan Trust
0.582% due 01/25/2047		1,046	781
0.632% due 09/19/2046		439	321
0.672% due 12/19/2036 ^		69	47
JPMorgan Chase Commercial Mortgage Securities Trust
5.811% due 06/12/2043		1,975	1,978
JPMorgan Mortgage Trust
6.000% due 06/25/2037		5,260	4,280
LB Commercial Mortgage Trust
5.852% due 07/15/2044		14,851	15,395
Lehman XS Trust
0.596% due 03/25/2047 ^		2,147	1,743
Leo-Mesdag BV
0.179% due 08/29/2019	EUR	3,460	3,869
Merrill Lynch Alternative Note Asset Trust
0.633% due 03/25/2037		$57,693	28,050
Merrill Lynch Mortgage Investors Trust
1.439% due 10/25/2035		29	27
Prime Mortgage Trust
0.833% due 02/25/2034		704	664
Residential Accredit Loans, Inc. Trust
0.633% due 05/25/2047		834	650
6.000% due 05/25/2037 ^		9,254	7,705
RMAC PLC
0.005% due 06/12/2037	EUR	1,770	1,808
Royal Bank of Scotland Capital Funding Trust
5.918% due 06/16/2049		$1,974	2,001
Structured Adjustable Rate Mortgage Loan Trust
1.583% due 12/25/2037 ^		12,349	7,945
Structured Asset Mortgage Investments Trust
0.563% due 03/25/2037		703	525
0.633% due 10/25/2036		3,845	2,924
0.643% due 05/25/2046		5,024	3,513
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.374% due 01/25/2032		7	6
2.688% due 02/25/2032		8	8
WaMu Mortgage Pass-Through Certificates Trust
1.717% due 08/25/2042		4	4
2.155% due 09/25/2046		1,074	932
Washington Mutual Mortgage Pass-Through Certificates Trust
0.556% due 10/25/2036 ^		11,211	5,244
1.101% due 02/25/2047 ^		15,608	10,969
2.273% due 02/25/2033		391	379
Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^		7,121	6,441
Wells Fargo Commercial Mortgage Trust
1.466% due 02/15/2027		7,300	7,275
Wells Fargo Mortgage-Backed Securities Trust
3.401% due 04/25/2036		190	174

Total Non-Agency Mortgage-Backed Securities (Cost $267,411)			252,869

ASSET-BACKED SECURITIES 11.8%
ACE Securities Corp. Home Equity Loan Trust
1.408% due 05/25/2034		3,808	3,485
1.408% due 07/25/2035		500	415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.308% due 05/25/2034	$576	$495
Ameriquest Mortgage Securities Trust
0.823% due 03/25/2036	400	347
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.348% due 01/25/2035	4,558	3,690
Argent Securities Trust
0.623% due 03/25/2036	6,496	4,061
0.673% due 10/25/2036	22,541	8,670
Asset-Backed Funding Certificates Trust
1.433% due 06/25/2037	76	55
Atrium CDO Corp.
1.421% due 11/16/2022	8,863	8,826
Carlyle Global Market Strategies CLO Ltd.
1.854% due 04/20/2022	13,900	13,844
Citigroup Mortgage Loan Trust, Inc.
0.593% due 12/25/2036	1,161	751
0.673% due 10/25/2036	1,850	1,791
0.733% due 10/25/2036	13,066	9,488
4.547% due 10/25/2037	1,495	1,377
COA Summit CLO Ltd.
1.974% due 04/20/2023	170	170
Countrywide Asset-Backed Certificates
0.573% due 06/25/2035	3,541	2,838
0.573% due 01/25/2037	4,042	3,823
0.573% due 08/25/2037	2,269	1,771
0.573% due 06/25/2047 ^	1,013	813
0.613% due 11/25/2047 ^	16,189	13,767
0.633% due 06/25/2037 ^	2,672	2,396
0.633% due 06/25/2047	2,642	1,936
0.653% due 05/25/2047	5,000	3,298
0.663% due 05/25/2037	11,500	6,882
0.673% due 03/25/2036	2,648	2,409
0.763% due 07/25/2036	1,237	1,034
0.833% due 11/25/2035	550	530
Countrywide Asset-Backed Certificates Trust
0.583% due 02/25/2037	1,433	1,388
0.583% due 03/25/2047	20,335	18,044
0.593% due 03/25/2037	1,352	1,255
0.696% due 09/25/2046	5,600	3,614
Doral CLO Ltd.
1.885% due 05/26/2023	8,999	8,995
First Franklin Mortgage Loan Trust
0.543% due 12/25/2037	18,483	11,329
Fortress Credit Investments Ltd.
1.870% due 07/17/2023	2,669	2,655
Franklin CLO Ltd.
0.850% due 08/09/2019	9,087	8,870
Fremont Home Loan Trust
0.583% due 10/25/2036	16,140	7,560
Gallatin CLO Ltd.
1.892% due 07/15/2023	3,929	3,923
GE-WMC Asset-Backed Pass-Through Certificates
0.683% due 12/25/2035	9,250	8,410
Golden Knight CDO Ltd.
0.862% due 04/15/2019	299	299
GSAMP Trust
2.083% due 10/25/2034	753	698
Home Equity Loan Trust
0.593% due 04/25/2037	5,200	4,440
HSI Asset Securitization Corp. Trust
0.763% due 02/25/2036	5,000	3,682
JPMorgan Mortgage Acquisition Trust
0.568% due 07/25/2036	3,994	2,704
0.676% due 11/25/2036	11,588	8,182
0.693% due 05/25/2037	5,600	4,392
LCM LP
1.581% due 04/15/2022	11,364	11,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.593% due 08/25/2036		$19,128	$8,917
Madison Park Funding Ltd.
1.908% due 08/15/2022		9,800	9,794
MASTR Asset-Backed Securities Trust
0.593% due 10/25/2036		7,882	4,558
0.673% due 08/25/2036		4,473	2,141
Merrill Lynch Mortgage Investors Trust
0.503% due 04/25/2047		11,427	6,030
Morgan Stanley ABS Capital, Inc. Trust
0.513% due 09/25/2036		183	90
0.563% due 10/25/2036		686	521
0.673% due 06/25/2036		4,342	2,723
0.683% due 03/25/2037		1,675	762
0.873% due 11/25/2035		4,688	3,340
1.363% due 03/25/2035		900	886
Morgan Stanley Home Equity Loan Trust
0.603% due 04/25/2037		6,219	3,408
Motor PLC
0.913% due 08/25/2021		2,459	2,459
NovaStar Mortgage Funding Trust
0.603% due 11/25/2036		10,061	4,470
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		6,894	6,895
OneMain Financial Issuance Trust
2.470% due 09/18/2024		6,300	6,283
Panther CDO BV
0.137% due 03/20/2084	EUR	1,631	1,799
Popular ABS Mortgage Pass-Through Trust
0.683% due 06/25/2047 ^		$4,250	3,656
Race Point CLO Ltd.
1.637% due 12/15/2022		450	449
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		17,086	8,820
6.998% due 09/25/2037 ^		2,518	1,426
Residential Asset Mortgage Products Trust
0.653% due 12/25/2036		8,872	6,851
1.056% due 07/25/2034		12,629	8,105
Residential Asset Securities Corp. Trust
0.583% due 08/25/2036		1,609	1,486
0.673% due 08/25/2036		11,000	7,240
0.873% due 12/25/2035		13,186	9,376
Securitized Asset-Backed Receivables LLC Trust
0.683% due 05/25/2036		2,443	1,354
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	1,927	2,092
Soundview Home Loan Trust
0.543% due 02/25/2037		$564	209
0.583% due 06/25/2036		382	349
0.593% due 11/25/2036		891	747
0.673% due 07/25/2036		12,000	6,972
0.683% due 07/25/2037		4,360	2,657
South Texas Higher Education Authority, Inc.
1.125% due 10/01/2020		1,938	1,935
Specialty Underwriting & Residential Finance Trust
1.408% due 12/25/2035		2,812	2,484
Stone Tower CLO Ltd.
0.840% due 04/17/2021		1,452	1,442
Structured Asset Investment Loan Trust
0.853% due 11/25/2035		12,000	8,480
1.213% due 02/25/2035		12,000	8,858
Structured Asset Securities Corp. Mortgage Loan Trust
0.663% due 01/25/2037		5,326	3,044
0.773% due 02/25/2036		2,500	2,233
0.803% due 04/25/2036		2,500	2,148
0.883% due 05/25/2037		6,900	5,369

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Trust
0.893% due 09/25/2035		$5,100	$3,745
Symphony CLO LP
1.717% due 01/09/2023		8,165	8,128
Symphony CLO Ltd.
1.586% due 07/23/2023		7,800	7,800
Venture CDO Ltd.
0.841% due 07/22/2021		604	590
Voya CLO Ltd.
1.942% due 10/15/2022		16,000	15,986

Total Asset-Backed Securities (Cost $419,873)			409,795

SOVEREIGN ISSUES 5.6%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	532,020	138,457
0.000% due 01/01/2017 (c)		12,240	3,087
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$7,600	8,305
Export-Import Bank of Korea
4.000% due 01/29/2021		2,900	3,164
Korea Development Bank
3.000% due 09/14/2022		3,700	3,864
Mexico Government International Bond
4.750% due 06/14/2018	MXN	95,600	5,567
Province of Ontario
3.000% due 07/16/2018		$15,000	15,578

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	8,300	$8,435
Spain Government International Bond
2.900% due 10/31/2046		5,500	6,581

Total Sovereign Issues (Cost $183,201)			193,038

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
6.402% due 02/15/2040		7,000	171

Total Preferred Securities (Cost $188)			171

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.244% due 04/07/2016 - 04/28/2016 (b)(c)(g)(k)		$2,775	2,775

Total Short-Term Instruments (Cost $2,775)			2,775

Total Investments in Securities (Cost $3,034,304)			3,054,002

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.2%

SHORT-TERM INSTRUMENTS 23.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.2%
PIMCO Short-Term Floating NAV Portfolio III	81,489,900	$805,202

Total Short-Term Instruments (Cost $804,828)		805,202

Total Investments in Affiliates (Cost $804,828)		805,202

Total Investments 111.2% (Cost $3,839,132)		$3,859,204

Financial Derivative Instruments (h)(j) (7.8%) (Cost or Premiums, net $(14,821))		(270,127)

Other Assets and Liabilities, net (3.4%)		(120,121)

Net Assets 100.0%		$3,468,956

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,927	0.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(26,477) at a weighted average interest rate of 0.147%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	04/01/2046	$43,800	$(44,803)	$(44,949)
Fannie Mae, TBA	3.500	04/01/2046	61,800	(64,491)	(64,816)
Fannie Mae, TBA	4.000	04/01/2046	34,200	(36,476)	(36,554)
Fannie Mae, TBA	4.500	04/01/2046	3,700	(4,012)	(4,027)

Total Short Sales				$(149,782)	$(150,346)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	103

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

(g)	Securities with an aggregate market value of $1,245 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreements as of March 31, 2016.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/20/2016	1,455	$12	$0
Put - CBOT U.S. Treasury 5-Year Note June Futures	112.000	05/20/2016	3,275	28	22
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/20/2016	1,356	12	21

				$52	$43

Total Purchased Options				$52	$43

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	6,488	$(20,344)	$0	$(81)
90-Day Eurodollar June Futures	Short	06/2017	1,073	(4,492)	0	(54)
90-Day Eurodollar September Futures	Short	09/2016	15	(19)	0	0
Australia Government 10-Year Bond June Futures	Long	06/2016	45	26	32	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	20	(2)	2	0
Euro-Bobl June Futures	Long	06/2016	778	(375)	0	(62)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	1,392	(4,149)	32	(412)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	630	(366)	43	(194)
Mini MSCI Emerging Markets Index June Futures	Long	06/2016	844	863	0	(30)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	20	8	0	0
U.S. Treasury 2-Year Note June Futures	Long	06/2016	1,455	79	113	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	3,275	915	716	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	3,944	355	1,479	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2016	280	(390)	0	(297)
United Kingdom Long Gilt June Futures	Long	06/2016	131	84	68	(60)

Total Futures Contracts				$(27,807)	$2,485	$(1,190)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$83,853	$4,493	$3,828	$108	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	175,800	5,336	3,898	285	0
CDX.IG-22 5-Year Index	1.000	06/20/2019	6,500	55	(55)	0	(1)
CDX.IG-23 5-Year Index	1.000	12/20/2019	69,700	359	303	0	(6)
CDX.IG-24 5-Year Index	1.000	06/20/2020	123,300	696	1,356	0	(2)
CDX.IG-25 5-Year Index	1.000	12/20/2020	145,000	775	946	0	(9)

				$11,714	$10,276	$393	$(18)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	1,406,700	$2,498	$2,189	$279	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		1,454,500	(38,992)	(32,385)	0	(941)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		37,200	(1,510)	(1,339)	0	(45)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		544,200	24,181	14,373	913	0
Receive	3-Month USD-LIBOR	1.934	09/01/2022		119,800	(4,457)	(4,457)	0	(273)
Receive	3-Month USD-LIBOR *	2.000	06/15/2023		845,800	(31,433)	(8,417)	0	(1,874)
Receive	3-Month USD-LIBOR	2.330	08/19/2025		37,700	(2,463)	(2,325)	0	(135)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		188,800	(12,725)	(10,094)	0	(690)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		27,200	(1,445)	(1,150)	0	(99)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		115,800	(5,986)	(6,496)	0	(436)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		95,300	(13,794)	(13,676)	0	(674)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		158,100	(11,837)	(3,078)	0	(907)
Pay	3-Month USD-LIBOR *	2.810	09/14/2046		12,400	1,776	1,776	90	0
Receive	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	19,500	109	(64)	9	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		135,000	1,880	1,039	0	(236)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		4,400	(227)	(93)	3	0
Receive	6-Month GBP-LIBOR	1.750	12/17/2016	GBP	388,100	(5,637)	(6,890)	0	(14)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		66,700	(5,165)	(4,515)	0	(143)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		33,000	(120)	(348)	0	(61)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		9,200	(299)	(75)	0	(62)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	8,890,000	(1,124)	(59)	233	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	MXN	290,000	48	318	11	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		11,900	8	8	1	0
Pay	28-Day MXN-TIIE	6.075	09/21/2021		179,100	345	345	11	0
Pay	28-Day MXN-TIIE	5.675	11/09/2021		40,400	29	(34)	3	0
Pay	28-Day MXN-TIIE	5.680	11/09/2021		86,600	63	63	6	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		40,600	(2)	8	3	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		3,000	2	2	0	0

						$(106,277)	$(75,374)	$1,562	$(6,590)

Total Swap Agreements						$(94,563)	$(65,098)	$1,955	$(6,608)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $97,753 and cash of $6,082 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$43	$2,485	$1,955	$4,483	$0	$(1,190)	$(7,337)	$(8,527)

(1)	Unsettled variation margin liability of $(729) for closed swap agreements is outstanding at period end.

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016	$		984		JPY	110,732	$0	$0
	05/2016		BRL	97,995	$		27,943	906	0
	05/2016		EUR	14,154			15,870	0	(255)
	05/2016		SGD	5			4	0	0
	05/2016	$		3,441		CNH	22,428	22	0
	05/2016		ZAR	24,411	$		1,650	9	0
	08/2016		CNH	22,947			3,383	0	(144)
	08/2016	$		12,582		CNH	83,185	205	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	105

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	04/2016		BRL	53,905	$		13,868	$0	$(1,124)
	04/2016	$		15,146		BRL	53,905	0	(155)
	05/2016		MXN	825,601	$		46,873	0	(714)
	07/2016		BRL	161,723			44,961	1,106	0
	08/2016		CNH	97,932			14,800	0	(253)
	08/2016	$		7,430		CNH	48,741	62	0
	10/2016		BRL	93,990	$		22,564	0	(2,248)

BRC	05/2016	$		325		MXN	5,664	1	(1)
	05/2016			3,663		TWD	120,238	78	0
	10/2016			14,956		CNH	101,116	534	0

CBK	04/2016		BRL	431,472	$		117,248	0	(2,750)
	04/2016		CAD	3,965			2,867	0	(186)
	04/2016		JPY	4,108,500			36,477	0	(28)
	04/2016	$		121,237		BRL	431,472	0	(1,239)
	05/2016		CHF	109	$		112	0	(1)
	05/2016		EUR	5,805			6,459	0	(154)
	05/2016	$		116,482		BRL	431,472	2,562	0
	05/2016			18,431		EUR	16,567	442	0
	10/2016		BRL	80,700	$		19,247	0	(2,056)

DUB	04/2016			57,420			15,863	132	(239)
	04/2016	$		15,110		BRL	57,420	859	0
	05/2016			20,005		MXN	349,983	168	0
	10/2016			8,288		CNH	55,965	285	0
	01/2017		BRL	12,240	$		2,902	0	(251)

GLM	04/2016			527,931			148,341	1,516	0
	04/2016	$		132,834		BRL	527,931	13,991	0
	04/2016			26,167		GBP	18,324	151	0
	05/2016		AUD	42,507	$		32,241	0	(285)
	05/2016		GBP	18,324			26,169	0	(151)
	05/2016		NOK	975			114	0	(4)
	05/2016	$		30,587		AUD	40,378	309	0
	05/2016			2,195		EUR	1,954	30	0
	05/2016			201		HUF	58,982	13	0
	10/2016		BRL	50,890	$		12,484	0	(949)

HUS	04/2016			88,683			23,357	0	(1,307)
	04/2016	$		24,919		BRL	88,683	0	(255)
	04/2016			304		CNH	1,984	3	0
	04/2016			6,403		JPY	720,717	0	0
	05/2016		CNH	22,138	$		3,294	0	(124)
	05/2016		HKD	70,610			9,063	0	(42)
	05/2016		JPY	720,717			6,408	0	(1)
	05/2016	$		6,290		TWD	206,532	135	0
	08/2016		CNH	148,660	$		22,473	0	(378)
	08/2016	$		18,037		CNH	118,763	218	0
	10/2016		CNH	1,088,621	$		166,151	0	(614)
	10/2016	$		60,542		CNH	396,233	195	(39)
	01/2021		BRL	4,390	$		677	0	(127)

JPM	04/2016		GBP	1,885			2,638	0	(70)
	04/2016		JPY	3,745,500			33,664	385	(1)
	04/2016	$		5,500		GBP	3,831	2	0
	04/2016			2,808		RUB	206,940	263	0
	05/2016		BRL	133,930	$		37,994	1,043	0
	05/2016	$		3,613		CNH	23,557	24	0
	05/2016			1,400		EUR	1,239	12	0
	05/2016			778		KRW	936,258	38	0
	05/2016			373		MXN	6,666	11	0
	05/2016			1,066		TRY	3,128	30	0
	05/2016			2,838		TWD	93,214	62	0
	10/2016		BRL	243,780	$		57,056	0	(7,296)
	10/2016	$		19,007		CNH	126,110	312	0
	02/2017		CNH	197,268	$		28,337	0	(1,664)

MSB	05/2016		BRL	32,905			9,339	260	0
	05/2016	$		42,984		MXN	765,900	1,162	0
	10/2016		BRL	62,660	$		15,119	0	(1,422)

NAB	04/2016		JPY	91,850			821	5	0

SCX	04/2016		GBP	20,270			28,212	0	(901)
	04/2016		JPY	100,100			889	0	0
	04/2016	$		821		CNH	5,347	6	0

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2016	$		64,646		JPY	7,214,500	$0	$(543)
	05/2016		EUR	116,212	$		129,307	0	(3,085)
	05/2016		MYR	16,873			3,802	0	(549)
	05/2016	$		7,212		CNH	47,029	49	0
	05/2016			1,553		EUR	1,383	23	0
	05/2016			13,017		TWD	426,973	267	0
	08/2016		CNH	72,798	$		11,000	0	(190)
	08/2016	$		4,229		CNH	27,852	52	0
	10/2016		CNH	12,780	$		1,951	0	(6)
	10/2016	$		6,359		CNH	42,980	225	0
	02/2017		CNH	194,234	$		28,052	0	(1,488)

SOG	04/2016	$		1,970		CNH	12,833	15	0
	04/2016			1,144		TWD	37,546	24	0
	08/2016		CNH	25,126	$		3,800	0	(62)
	08/2016	$		1,971		CNH	12,918	15	0
	10/2016			9,461			63,881	325	0

UAG	05/2016		TWD	885,132	$		26,497	0	(1,041)
	05/2016	$		1,036		AUD	1,447	71	0
	05/2016			3,369		CNH	21,949	20	0
	05/2016			3,808		EUR	3,436	106	0
	08/2016		CNH	21,330	$		3,227	0	(52)
	01/2017			22,947			3,340	0	(158)
	02/2017	$		8,620		CNH	57,168	74	0

Total Forward Foreign Currency Contracts								$28,813	$(34,602)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	17,400	$177	$3
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		900	36	73

BPS	Put - OTC USD versus JPY	JPY	107.000	04/14/2016		51,200	535	9

CBK	Call - OTC USD versus JPY		147.500	04/26/2016		114,082	12	0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	25,100	982	815

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017	$	17,600	739	1,683

							$2,481	$2,583

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$	213,100	$75	$20
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		145,700	279	206
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		25,400	1,292	1,268

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		201,400	685	944
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		50,600	2,618	2,526

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		223,300	802	1,047
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016		25,000	685	26

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		57,850	2,781	2,841

								$9,217	$8,878

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FBF	Put - OTC Fannie Mae 3.000% due 04/01/2046	$	80.000	04/06/2016	$ 258,700	$10	$0
	Call - OTC Fannie Mae 4.000% due 04/01/2046		120.000	04/06/2016	130,000	5	0

						$15	$0

Total Purchased Options						$11,713	$11,461

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	107

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$	3,900	$(8)	$(1)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		3,900	(9)	0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016		5,300	(13)	(1)

							$(30)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	12,900	$(70)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		12,900	(85)	(7)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	17,400	(45)	0
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016		23,600	(1,293)	(978)
	Call - OTC USD versus RUB		108.000	02/22/2017		900	(36)	(15)

BPS	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	41,200	(252)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		41,200	(252)	(22)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	51,200	(139)	0

DUB	Call - OTC USD versus BRL	BRL	3.800	04/05/2016		27	(1)	0
	Call - OTC USD versus BRL		5.000	10/19/2017		6,381	(822)	(332)
	Put - OTC USD versus BRL		5.000	10/19/2017		6,381	(951)	(1,582)

FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	14,785	(574)	(475)
	Call - OTC EUR versus MXN		22.650	03/21/2017		14,785	(514)	(573)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	19,172	(2,429)	(997)
	Put - OTC USD versus BRL		5.000	10/19/2017		19,172	(2,893)	(4,754)
	Call - OTC USD versus BRL		6.300	01/11/2018		6,515	(347)	(197)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	25,100	(802)	(287)
	Put - OTC EUR versus MXN		18.900	03/21/2017		22,434	(911)	(720)
	Call - OTC EUR versus MXN		22.650	03/21/2017		22,434	(733)	(870)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016	$	46,186	(566)	(2,599)

HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	12,000	(785)	(935)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016	$	46,159	(1,169)	(9)

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	11,100	(788)	(865)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	17,600	(760)	(279)

							$(17,217)	$(16,496)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	3,900	$(14)	$(14)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		3,900	(17)	(8)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	126,800	(1,319)	(1,324)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		31,000	(279)	(359)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		252,800	(2,692)	(2,640)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		49,000	(162)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		9,500	(158)	(179)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		32,900	(526)	(632)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	7,700	(30)	(40)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		7,700	(28)	(13)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	$	16,100	(276)	(304)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		30,900	(525)	(593)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		25,000	(690)	(1,339)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		289,300	(3,063)	(3,112)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	5,800	(19)	(30)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		5,800	(24)	(10)

								$(9,822)	$(10,597)

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 999	$0	$15

Total Written Options					$(27,069)	$(27,080)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	1,704	$3,578,724	AUD	88,000	CAD	0	EUR	227,977	$(32,425)
Sales	4,652	3,093,157		203,106		116,366		1,220,742	(52,302)
Closing Buys	(6,356)	(2,008,614)		(88,000)		(58,183)		(521,766)	32,139
Expirations	0	(2,864,829)		(87,270)		(58,183)		(471,970)	16,695
Exercised	0	(660,346)		(115,836)		0		(189,345)	8,824

Balance at End of Period	0	$1,138,092	AUD	0	CAD	0	EUR	265,638	$(27,069)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Dominion Resources, Inc.	(1.000)%	06/20/2021	3.241%	$ 1,000	$(32)	$(1)	$0	$(33)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Brazil Government International Bond	1.000%	12/20/2016	0.629%	$900	$(11)	$13	$2	$0

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629	1,000	(13)	16	3	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629	2,900	(38)	47	9	0

JPM	Brazil Government International Bond	1.000	12/20/2016	0.629	900	(10)	13	3	0

						$(72)	$89	$17	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (5)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (6)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$3,000	$402	$(34)	$368	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	4,000	534	(43)	491	0

					$936	$(77)	$859	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	109

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	30,900	$(29)	$(525)	$0	$(554)

BPS	Pay	1-Year BRL-CDI	12.600	01/04/2021	BRL	14,600	1	(153)	0	(152)

CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	770	(1)	80	79	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	46,200	19	(424)	0	(405)

DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	7,878	(10)	470	460	0
	Pay	1-Year BRL-CDI	12.330	01/04/2021	BRL	142,000	(153)	(1,741)	0	(1,894)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		24,600	(6)	(209)	0	(215)

FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	500	3	49	52	0
	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	2	0	0	0	0
	Pay	1-Year BRL-CDI	12.560	01/04/2021		74,800	(7)	(633)	0	(640)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	12,390	0	700	700	0
	Receive	1-Year BRL-CDI	14.250	01/04/2021	BRL	70,600	0	(256)	0	(256)
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	53,300	(181)	(871)	0	(1,052)
	Receive	3-Month EUR-EXT-CPI Index	0.660	01/30/2020		81,600	(6)	(1,217)	0	(1,223)
	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020		64,500	(9)	(1,907)	0	(1,916)

HUS	Pay	1-Year BRL-CDI	12.230	01/04/2021	BRL	264,500	36	(3,423)	0	(3,387)

JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	1,660	3	94	97	0

MYC	Pay	1-Month GBP-UKRPI	3.300	11/15/2030		5,970	(9)	358	349	0

							$(349)	$(9,608)	$1,737	$(11,694)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RALVEIET Index	3,151,592	1-Month USD-LIBOR plus a specified spread	05/31/2016	350,421		$(68,161)	$0	$(68,161)
	Receive	RALVEIET Index	3,798,764	1-Month USD-LIBOR plus a specified spread	05/15/2017	340,939		0	0	0

FBF	Receive	RALVEIET Index	4,910,446	1-Month USD-LIBOR plus a specified spread	04/29/2016	394,161		46,079	46,079	0
	Receive	RALVEIET Index	2,744,667	1-Month USD-LIBOR plus a specified spread	05/13/2016	293,767		(47,609)	0	(47,609)
	Receive	RALVEIET Index	416,355	1-Month USD-LIBOR plus a specified spread	07/15/2016	35,349		1,998	1,998	0
	Receive	RALVEIET Index	3,097,719	1-Month USD-LIBOR plus a specified spread	11/15/2016	275,617		2,214	2,214	0
	Receive	RALVEIET Index	735,873	1-Month USD-LIBOR plus a specified spread	11/30/2016	62,476		3,532	3,532	0

GST	Receive	RALVEIET Index	3,108,036	1-Month USD-LIBOR plus a specified spread	05/31/2016	336,426		(57,811)	0	(57,811)

JPM	Receive	RALVEIET Index	9,199,949	1-Month USD-LIBOR plus a specified spread	07/15/2016	958,724		(134,235)	0	(134,235)
	Receive	RALVEIET Index	2,903,489	1-Month USD-LIBOR plus a specified spread	10/17/2016	246,436		14,007	14,007	0
	Receive	RALVEIET Index	4,150,946	1-Month USD-LIBOR plus a specified spread	03/09/2017	367,496		4,425	4,425	0

								$(235,561)	$72,255	$(307,816)

Total Swap Agreements							$483	$(245,158)	$74,868	$(319,543)

(7)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $247,298 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
BOA	$1,142	$76	$368	$1,586	$(399)	$(1,000)	$(68,748)	$(70,147)	$(68,561)	$34,981	$(33,580)
BPS	1,168	9	0	1,177	(4,494)	(44)	(152)	(4,690)	(3,513)	3,115	(398)
BRC	613	0	2	615	(1)	(1)	0	(2)	613	(580)	33
CBK	3,004	1,494	570	5,068	(6,414)	(1,683)	(405)	(8,502)	(3,434)	1,792	(1,642)
DUB	1,444	0	463	1,907	(490)	(1,914)	(2,109)	(4,513)	(2,606)	1,993	(613)
FBF	0	0	53,875	53,875	0	(6,996)	(48,249)	(55,245)	(1,370)	3,069	1,699
GLM	16,010	4,285	700	20,995	(1,389)	(7,980)	(4,447)	(13,816)	7,179	(5,070)	2,109
GST	0	0	9	9	0	(1)	(57,811)	(57,812)	(57,803)	59,550	1,747
HUS	551	0	0	551	(2,887)	(944)	(3,387)	(7,218)	(6,667)	5,647	(1,020)
JPM	2,182	1,073	18,532	21,787	(9,031)	(2,221)	(134,235)	(145,487)	(123,700)	129,566	5,866
MSB	1,422	0	0	1,422	(1,422)	0	0	(1,422)	0	0	0
MYC	0	2,841	349	3,190	0	(3,152)	0	(3,152)	38	83	121
NAB	5	0	0	5	0	0	0	0	5	0	5
SCX	622	0	0	622	(6,762)	0	0	(6,762)	(6,140)	5,833	(307)
SOG	379	1,683	0	2,062	(62)	(1,144)	0	(1,206)	856	(520)	336
UAG	271	0	0	271	(1,251)	0	0	(1,251)	(980)	983	3

Total Over the Counter	$28,813	$11,461	$74,868	$115,142	$(34,602)	$(27,080)	$(319,543)	$(381,225)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$43	$43
Futures	0	0	0	0	2,485	2,485
Swap Agreements	0	393	0	0	1,562	1,955

	$0	$393	$0	$0	$4,090	$4,483

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,813	$0	$28,813
Purchased Options	0	0	0	2,583	8,878	11,461
Swap Agreements	0	876	72,255	0	1,737	74,868

	$0	$876	$72,255	$31,396	$10,615	$115,142

	$0	$1,269	$72,255	$31,396	$14,705	$119,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$30	$0	$1,160	$1,190
Swap Agreements	0	18	0	0	7,319	7,337

	$0	$18	$30	$0	$8,479	$8,527

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,602	$0	$34,602
Written Options	0	2	0	16,481	10,597	27,080
Swap Agreements	0	33	307,816	0	11,694	319,543

	$0	$35	$307,816	$51,083	$22,291	$381,225

	$0	$53	$307,846	$51,083	$30,770	$389,752

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	111

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(88)	$(88)
Written Options	0	0	51	0	939	990
Futures	0	0	(4,244)	0	(7,679)	(11,923)
Swap Agreements	0	(3,836)	0	0	(146,143)	(149,979)

	$0	$(3,836)	$(4,193)	$0	$(152,971)	$(161,000)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60,039	$0	$60,039
Purchased Options	0	(20)	0	(4,024)	(11,837)	(15,881)
Written Options	0	496	0	15,802	19,504	35,802
Swap Agreements	0	2,931	(295,896)	(137)	(42,391)	(335,493)

	$0	$3,407	$(295,896)	$71,680	$(34,724)	$(255,533)

	$0	$(429)	$(300,089)	$71,680	$(187,695)	$(416,533)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	0	0	401	401
Futures	0	0	863	0	(16,223)	(15,360)
Swap Agreements	0	5,967	0	0	65,905	71,872

	$0	$5,967	$863	$0	$50,075	$56,905

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(97,723)	$0	$(97,723)
Purchased Options	0	9	0	912	3,869	4,790
Written Options	0	29	0	1,455	(1,712)	(228)
Swap Agreements	0	(295)	(206,187)	56	(3,904)	(210,330)

	$0	$(257)	$(206,187)	$(95,300)	$(1,747)	$(303,491)

	$0	$5,710	$(205,324)	$(95,300)	$48,328	$(246,586)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,640	$0	$2,640
Corporate Bonds & Notes
Banking & Finance	0	453,237	4,927	458,164
Industrials	0	138,612	0	138,612
Utilities	0	98,540	0	98,540
Municipal Bonds & Notes
Illinois	0	2,924	0	2,924
New York	0	1,360	0	1,360
Ohio	0	1,019	0	1,019
West Virginia	0	5,725	0	5,725
U.S. Government Agencies	0	198,643	0	198,643
U.S. Treasury Obligations	0	1,287,727	0	1,287,727
Non-Agency Mortgage-Backed Securities	0	252,869	0	252,869
Asset-Backed Securities	0	409,795	0	409,795
Sovereign Issues	0	193,038	0	193,038
Preferred Securities
Banking & Finance	171	0	0	171
Short-Term Instruments
U.S. Treasury Bills	0	2,775	0	2,775
	$171	$3,048,904	$4,927	$3,054,002

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$805,202	$0	$0	$805,202

Total Investments	$805,373	$3,048,904	$4,927	$3,859,204

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(150,346)	$0	$(150,346)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,485	1,998	0	4,483
Over the counter	0	115,142	0	115,142
	$2,485	$117,140	$0	$119,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,190)	(6,608)	0	(7,798)
Over the counter	(33)	(381,192)	0	(381,225)
	$(1,223)	$(387,800)	$0	$(389,023)

Totals	$806,635	$2,627,898	$4,927	$3,439,460

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.7%

BANK LOAN OBLIGATIONS 0.8%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$1,350	$1,345
Charter Communications Operating LLC
3.500% due 01/24/2023		1,400	1,404
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		1,500	1,500
Las Vegas Sands LLC
3.250% due 12/19/2020		7,701	7,704

Total Bank Loan Obligations (Cost $11,918)			11,953

CORPORATE BONDS & NOTES 28.5%

BANKING & FINANCE 17.3%
ABN AMRO Bank NV
4.750% due 07/28/2025		500	506
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		5,000	4,927
American Express Co.
4.900% due 03/15/2020 (e)		700	629
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2054	EUR	1,550	1,798
5.000% due 02/09/2056		3,700	4,543
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (e)		$7,600	7,838
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,000	1,122
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$4,330	4,421
Bank of America Corp.
1.495% due 04/01/2019		6,000	5,945
2.650% due 04/01/2019		5,100	5,194
4.125% due 01/22/2024		3,500	3,715
5.000% due 05/13/2021		400	444
5.650% due 05/01/2018		2,200	2,363
5.700% due 01/24/2022		100	115
6.000% due 09/01/2017		3,100	3,278
6.500% due 10/23/2024 (e)		400	413
Bank of America N.A.
5.300% due 03/15/2017		300	311
Barclays Bank PLC
7.625% due 11/21/2022		7,100	7,646
7.750% due 04/10/2023		4,400	4,626
14.000% due 06/15/2019 (e)	GBP	300	546
Barclays PLC
5.250% due 08/17/2045		$1,200	1,213
6.500% due 09/15/2019 (e)	EUR	800	809
BBVA Bancomer S.A.
6.750% due 09/30/2022		$2,700	3,003
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		600	581
BPCE S.A.
1.272% due 06/17/2017		14,800	14,780
Caixa Economica Federal
4.250% due 05/13/2019		2,800	2,667
Citigroup, Inc.
5.950% due 05/15/2025 (e)		4,600	4,433
Credit Agricole S.A.
1.177% due 06/12/2017		11,700	11,678
6.500% due 06/23/2021 (e)	EUR	2,400	2,674
7.875% due 01/23/2024 (e)		$200	190
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	598
Dexia Credit Local S.A.
1.375% due 09/18/2019	EUR	100	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/22/2021	EUR	100	$124
2.250% due 01/30/2019		$500	510
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,096	2,134
Eksportfinans ASA
0.720% due 07/28/2016	JPY	200,000	1,775
2.375% due 05/25/2016		$500	501
5.500% due 05/25/2016		1,300	1,308
5.500% due 06/26/2017		600	625
EUROFIMA
6.250% due 12/28/2018	AUD	100	84
Ford Motor Credit Co. LLC
2.375% due 01/16/2018		$1,800	1,809
3.000% due 06/12/2017		3,200	3,243
3.984% due 06/15/2016		1,200	1,208
4.207% due 04/15/2016		4,650	4,654
General Motors Financial Co., Inc.
2.750% due 05/15/2016		6,700	6,712
Goldman Sachs Group, Inc.
1.779% due 04/23/2020		3,000	2,983
5.375% due 03/15/2020		4,400	4,889
7.500% due 02/15/2019		7,700	8,877
HBOS PLC
6.750% due 05/21/2018		3,700	4,011
HSBC Holdings PLC
3.400% due 03/08/2021		800	817
4.250% due 08/18/2025		2,900	2,870
4.300% due 03/08/2026		800	826
HSBC USA, Inc.
1.390% due 08/07/2018		1,300	1,291
International Lease Finance Corp.
7.125% due 09/01/2018		1,000	1,093
JPMorgan Chase & Co.
1.169% due 04/25/2018		23,300	23,224
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	600	496
LeasePlan Corp. NV
2.500% due 05/16/2018		$7,500	7,439
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	4,100	5,712
Morgan Stanley
1.899% due 04/25/2018		$700	705
5.500% due 01/26/2020		3,500	3,905
5.950% due 12/28/2017		1,000	1,071
6.625% due 04/01/2018		2,500	2,733
Navient Corp.
8.450% due 06/15/2018		1,700	1,828
Novo Banco S.A.
5.000% due 04/04/2019	EUR	500	438
5.000% due 05/14/2019		717	627
RCI Banque S.A.
4.600% due 04/12/2016		$4,500	4,504
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		500	466
8.000% due 08/10/2025 (e)		400	382
SL Green Realty Corp.
4.500% due 12/01/2022		2,600	2,686
Standard Chartered PLC
3.200% due 05/12/2016		2,800	2,806
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		2,400	2,513
Swedbank Hypotek AB
1.375% due 03/28/2018		6,100	6,102
Toronto-Dominion Bank
2.125% due 07/02/2019		7,100	7,212
U.S. Bancorp
5.125% due 01/15/2021 (e)		800	820

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
1.330% due 03/26/2018		$9,800	$9,787
5.125% due 05/15/2024		1,800	1,829
5.875% due 12/20/2017		3,000	3,216
7.625% due 08/17/2022		6,300	7,225
Volkswagen Bank GmbH
0.209% due 11/27/2017	EUR	900	1,004
Vonovia Finance BV
3.200% due 10/02/2017		$100	101

			254,300

INDUSTRIALS 7.6%
AbbVie, Inc.
1.800% due 05/14/2018		1,000	1,007
2.500% due 05/14/2020		400	408
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		400	421
4.500% due 05/14/2035		200	209
4.700% due 05/14/2045		200	214
Actavis Funding SCS
1.887% due 03/12/2020		2,300	2,293
4.550% due 03/15/2035		2,300	2,386
ADT Corp.
4.875% due 07/15/2042		4,600	3,128
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		6,000	4,650
Amgen, Inc.
1.218% due 05/22/2019		4,000	3,967
2.200% due 05/22/2019		9,900	10,137
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		1,100	1,132
3.650% due 02/01/2026		1,500	1,579
California Resources Corp.
5.000% due 01/15/2020		899	209
8.000% due 12/15/2022		3,380	1,310
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		5,200	4,827
CCO Safari LLC
3.579% due 07/23/2020		300	307
4.464% due 07/23/2022		600	629
4.908% due 07/23/2025		1,100	1,162
6.384% due 10/23/2035		200	221
6.484% due 10/23/2045		500	558
6.834% due 10/23/2055		100	108
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		5,800	6,155
CNPC General Capital Ltd.
1.518% due 05/14/2017		3,500	3,501
2.750% due 05/14/2019		1,200	1,219
CVS Health Corp.
2.800% due 07/20/2020		400	416
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		1,200	1,298
4.875% due 07/20/2035		400	447
5.125% due 07/20/2045		500	582
HCA, Inc.
4.750% due 05/01/2023		7,200	7,344
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	10,300	10,695
Nissan Motor Acceptance Corp.
1.182% due 03/03/2017		$1,200	1,201
1.950% due 09/12/2017		5,900	5,924
QUALCOMM, Inc.
4.650% due 05/20/2035		400	411
4.800% due 05/20/2045		600	596

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	113

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reynolds American, Inc.
3.250% due 06/12/2020		$54	$57
4.000% due 06/12/2022		100	109
Roche Holdings, Inc.
0.969% due 09/30/2019		3,500	3,464
Telefonica Emisiones S.A.U.
6.421% due 06/20/2016		3,100	3,133
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		5,149	5,760
UnitedHealth Group, Inc.
4.750% due 07/15/2045		1,300	1,495
WestRock RKT Co.
4.900% due 03/01/2022		4,100	4,412
Wynn Macau Ltd.
5.250% due 10/15/2021		9,900	9,380
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		3,100	3,139

			111,811

UTILITIES 3.6%
AES Corp.
3.635% due 06/01/2019		6,500	6,289
AT&T, Inc.
1.559% due 06/30/2020		1,100	1,089
2.450% due 06/30/2020		300	303
3.000% due 06/30/2022		1,400	1,423
3.400% due 05/15/2025		700	703
4.500% due 05/15/2035		200	198
4.750% due 05/15/2046		200	196
Korea Hydro & Nuclear Power Co. Ltd.
1.398% due 05/22/2017		1,800	1,799
Laclede Group, Inc.
1.368% due 08/15/2017		1,200	1,195
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		2,826	918
Orange S.A.
8.000% due 12/20/2017	GBP	100	160
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	500	516
3.002% due 03/17/2017		$9,200	8,902
3.250% due 03/17/2017		1,100	1,082
3.522% due 03/17/2020		400	309
4.375% due 05/20/2023		100	73
5.375% due 01/27/2021		200	165
6.250% due 12/14/2026	GBP	300	301
6.850% due 06/05/2115		$1,200	831
Sprint Communications, Inc.
8.375% due 08/15/2017		13,645	13,526
Verizon Communications, Inc.
2.382% due 09/14/2018		10,300	10,539
4.522% due 09/15/2048		1,883	1,895
4.672% due 03/15/2055		475	458
6.400% due 09/15/2033		144	178

			53,048

Total Corporate Bonds & Notes (Cost $433,621)			419,159

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		600	615
7.750% due 01/01/2042		1,000	998

			1,613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 0.1%
Rhode Island Student Loan Authority Revenue Bonds, Series 2014
1.138% due 10/02/2028	$1,508	$1,447

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,825	3,432

Total Municipal Bonds & Notes (Cost $6,337)		6,492

U.S. GOVERNMENT AGENCIES 8.0%
Fannie Mae
0.493% due 07/25/2037	1,241	1,168
3.500% due 04/01/2029	158	167
5.480% due 07/01/2018	100	103
Fannie Mae, TBA
3.000% due 05/01/2046	3,000	3,072
3.500% due 05/01/2031 - 04/01/2046	54,500	57,478
4.000% due 04/01/2046	8,400	8,978
4.500% due 04/01/2046	11,300	12,297
Freddie Mac
0.836% due 11/15/2043	26,711	26,768
Ginnie Mae
3.500% due 02/15/2045 - 06/15/2045	3,503	3,701
Ginnie Mae, TBA
4.000% due 04/01/2046	4,000	4,279

Total U.S. Government Agencies (Cost $117,674)		118,011

U.S. TREASURY OBLIGATIONS 54.4%
U.S. Treasury Bonds
2.500% due 02/15/2045	8,340	8,136
2.500% due 02/15/2046	17,500	17,066
2.875% due 08/15/2045	500	526
3.000% due 11/15/2044	2,250	2,429
3.000% due 05/15/2045	16,250	17,534
3.125% due 08/15/2044	15,400	17,046
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (h)(j)	109,611	111,668
0.125% due 01/15/2023 (j)	16,319	16,476
0.125% due 07/15/2024 (j)	1,397	1,404
0.250% due 01/15/2025 (j)	34,193	34,521
0.750% due 02/15/2045 (l)	9,054	8,785
2.500% due 01/15/2029	4,634	5,831
U.S. Treasury Notes
1.375% due 08/31/2020 (h)(j)	244,400	246,830
1.875% due 11/30/2021 (j)(l)	2,700	2,774
1.875% due 08/31/2022 (h)(j)	113,000	115,681
1.875% due 10/31/2022 (h)(l)	29,300	29,987
2.000% due 07/31/2022 (j)(l)	29,300	30,229
2.000% due 08/15/2025 (h)	3,200	3,263
2.125% due 05/15/2025 (j)(l)	87,600	90,363
2.250% due 11/15/2024 (j)(l)	15,700	16,379
2.250% due 11/15/2025	23,300	24,259
2.500% due 05/15/2024 (l)	500	532

Total U.S. Treasury Obligations (Cost $779,132)		801,719

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.6%
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047	4,062	4,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
0.643% due 05/25/2047		$359	$266
5.250% due 04/26/2037		2,608	2,390
Bear Stearns Adjustable Rate Mortgage Trust
3.003% due 02/25/2034		337	328
Bear Stearns ALT-A Trust
2.657% due 01/25/2036		471	387
Berica ABS SRL
0.058% due 12/31/2055	EUR	7,573	8,569
Citigroup Commercial Mortgage Trust
1.186% due 06/15/2033		$18,300	17,926
2.165% due 09/10/2045 (a)		20,847	1,596
Citigroup Mortgage Loan Trust, Inc.
2.730% due 10/25/2035		109	107
Claris Finance SRL
0.354% due 10/31/2060	EUR	10,880	12,279
Countrywide Alternative Loan Trust
0.833% due 08/25/2035		$2,426	1,624
2.401% due 10/20/2035		2,234	2,005
Countrywide Home Loan Mortgage Pass-Through Trust
2.649% due 02/20/2036		2,308	1,970
Downey Savings & Loan Association Mortgage Loan Trust
2.619% due 07/19/2044		42	42
Extended Stay America Trust
2.958% due 12/05/2031		300	301
GP Portfolio Trust
1.386% due 02/15/2027		76	75
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		8,170	8,340
GSR Mortgage Loan Trust
2.910% due 01/25/2036 ^		2,173	2,021
HarborView Mortgage Loan Trust
0.582% due 01/25/2047		563	421
2.931% due 07/19/2035 ^		775	646
HomeBanc Mortgage Trust
0.703% due 10/25/2035		460	423
IndyMac Mortgage Loan Trust
0.643% due 05/25/2046		1,378	1,103
0.673% due 04/25/2035		1,886	1,671
JPMorgan Mortgage Trust
6.000% due 06/25/2037		2,331	1,896
Leo-Mesdag BV
0.179% due 08/29/2019	EUR	3,990	4,461
Maxis Loans Securitisation
3.843% due 09/12/2041	AUD	32	25
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.876% due 12/15/2030		$118	113
Merrill Lynch Alternative Note Asset Trust
0.543% due 03/25/2037		19,181	8,541
0.633% due 03/25/2037		18,603	9,441
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035		1,735	1,558
2.361% due 04/25/2035		1,136	1,100
Merrill Lynch Mortgage-Backed Securities Trust
3.093% due 04/25/2037 ^		453	386
Prime Mortgage Trust
0.833% due 02/25/2034		53	50
RBSSP Resecuritization Trust
0.676% due 06/27/2036		1,300	1,042
Residential Asset Securitization Trust
5.500% due 08/25/2034		726	740
RMAC PLC
0.005% due 06/12/2037	EUR	1,803	1,842
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049		$862	870
6.095% due 12/16/2049		507	524

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.643% due 04/25/2036		$134	$95
Thornburg Mortgage Securities Trust
2.394% due 06/25/2047 ^		4,162	3,726
WaMu Mortgage Pass-Through Certificates Trust
0.743% due 01/25/2045		172	163
Washington Mutual Mortgage Pass-Through Certificates Trust
1.101% due 02/25/2047 ^		9,212	6,474
2.273% due 02/25/2033		2	2
Wells Fargo Commercial Mortgage Trust
1.466% due 02/15/2027		14,900	14,849
Wells Fargo Mortgage-Backed Securities Trust
3.401% due 04/25/2036		442	406

Total Non-Agency Mortgage-Backed Securities (Cost $136,595)			126,883

ASSET-BACKED SECURITIES 15.0%
Aimco CLO
0.868% due 08/20/2020		551	548
Alba SPV SRL
1.358% due 04/20/2040	EUR	482	549
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.348% due 01/25/2035		$2,616	2,118
Argent Securities Trust
0.623% due 03/25/2036		3,467	2,168
0.673% due 10/25/2036		11,818	4,546
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.813% due 02/25/2036		1,990	1,294
Asset-Backed Funding Certificates Trust
0.593% due 01/25/2037		18,098	10,617
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031		2,376	2,381
Bear Stearns Asset-Backed Securities Trust
0.543% due 02/25/2037		1,545	1,455
1.383% due 10/25/2037		3,871	3,110
Cadogan Square CLO BV
0.177% due 01/17/2023	EUR	48	54
Carlyle Global Market Strategies CLO Ltd.
1.854% due 04/20/2022		$7,400	7,370
CIFC Funding Ltd.
1.986% due 12/05/2024		9,000	8,940
Citigroup Mortgage Loan Trust, Inc.
0.593% due 12/25/2036		2,510	1,577
0.693% due 03/25/2037		864	656
0.836% due 11/25/2046		2,103	1,771
COA Summit CLO Ltd.
1.974% due 04/20/2023		170	170
Countrywide Asset-Backed Certificates
0.573% due 05/25/2035		1,321	1,093
0.573% due 06/25/2035		3,506	2,810
0.573% due 05/25/2037		8,556	6,976
0.573% due 08/25/2037		1,252	977
0.573% due 06/25/2047 ^		506	406
0.613% due 11/25/2047 ^		6,449	5,603
0.633% due 06/25/2047		1,541	1,129
0.663% due 05/25/2037		6,000	3,590
0.876% due 04/25/2036		7,000	5,744
0.923% due 02/25/2036		6,000	4,868
2.233% due 12/25/2033		1,213	1,131
Countrywide Asset-Backed Certificates Trust
0.696% due 09/25/2046		3,200	2,065
Eurocredit CDO PLC
0.234% due 04/17/2023	EUR	113	128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Trust
0.913% due 12/25/2035		$470	$445
Fortress Credit Investments Ltd.
1.870% due 07/17/2023		2,669	2,655
Fremont Home Loan Trust
0.583% due 10/25/2036		10,073	4,718
Gallatin CLO Ltd.
1.892% due 07/15/2023		2,741	2,737
GE-WMC Asset-Backed Pass-Through Certificates
0.683% due 12/25/2035		4,867	4,425
Golden Knight CDO Ltd.
0.862% due 04/15/2019		275	275
GSAMP Trust
1.083% due 04/25/2035 ^		5,000	3,995
2.083% due 10/25/2034		394	365
Harbourmaster CLO BV
0.784% due 02/06/2024	EUR	972	1,104
Hewett’s Island CLO Ltd.
1.018% due 11/12/2019		$375	373
HSI Asset Securitization Corp. Trust
0.763% due 02/25/2036		2,600	1,915
JPMorgan Mortgage Acquisition Trust
0.693% due 05/25/2037		3,200	2,510
LCM LP
1.581% due 04/15/2022		9,529	9,463
1.881% due 10/19/2022		14,500	14,281
Long Beach Mortgage Loan Trust
0.593% due 08/25/2036		2,621	1,222
MASTR Asset-Backed Securities Trust
0.673% due 08/25/2036		2,655	1,270
0.893% due 06/25/2035		506	468
Morgan Stanley ABS Capital, Inc. Trust
0.513% due 09/25/2036		98	48
0.563% due 10/25/2036		396	300
0.663% due 09/25/2036		6,468	3,271
2.233% due 03/25/2034		2,213	2,042
Motor PLC
0.913% due 08/25/2021		4,427	4,426
NovaStar Mortgage Funding Trust
0.603% due 11/25/2036		4,897	2,175
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		4,331	4,332
OneMain Financial Issuance Trust
2.470% due 09/18/2024		6,300	6,283
Panther CDO BV
0.137% due 03/20/2084	EUR	1,073	1,183
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.423% due 09/25/2034		$977	922
1.483% due 10/25/2034		5,200	4,369
Popular ABS Mortgage Pass-Through Trust
0.683% due 06/25/2047 ^		2,300	1,978
Race Point CLO Ltd.
1.637% due 12/15/2022		450	449
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		6,386	3,297
Residential Asset Mortgage Products Trust
0.656% due 12/25/2035		3,053	2,255
1.336% due 08/25/2034		1,831	1,755
2.083% due 11/25/2034		321	302
Residential Asset Securities Corp. Trust
0.583% due 08/25/2036		832	769
0.673% due 11/25/2036		8,400	5,130
0.853% due 10/25/2035		4,700	4,136
Securitized Asset-Backed Receivables LLC Trust
0.523% due 07/25/2036		4,769	2,143
0.683% due 05/25/2036		1,629	902

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.703% due 03/25/2036		$594	$466
SLM Private Education Loan Trust
1.486% due 06/15/2023		463	463
Soundview Home Loan Trust
0.593% due 11/25/2036		465	390
Specialty Underwriting & Residential Finance Trust
1.408% due 12/25/2035		1,500	1,325
Stone Tower CLO Ltd.
0.840% due 04/17/2021		1,430	1,420
Structured Asset Investment Loan Trust
0.563% due 07/25/2036		3,514	2,403
0.853% due 11/25/2035		6,000	4,240
Structured Asset Securities Corp. Mortgage Loan Trust
0.663% due 05/25/2047		3,600	2,724
Structured Asset Securities Corp. Trust
0.893% due 09/25/2035		3,000	2,203
Symphony CLO Ltd.
1.586% due 07/23/2023		8,800	8,800
Voya CLO Ltd.
0.836% due 08/01/2020		820	821
0.870% due 12/13/2020		1,058	1,054
Wachovia Mortgage Loan Trust
1.123% due 10/25/2035		5,509	4,069

Total Asset-Backed Securities (Cost $227,093)			220,910

SOVEREIGN ISSUES 4.3%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	164,190	42,730
0.000% due 01/01/2017 (c)		7,060	1,781
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$8,000	8,742
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	500	416
Mexico Government International Bond
4.750% due 06/14/2018	MXN	75,300	4,385
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	1,900	1,931
Spain Government International Bond
2.900% due 10/31/2046		2,500	2,991

Total Sovereign Issues (Cost $61,070)			62,976

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
6.402% due 02/15/2040		7,000	172

Total Preferred Securities (Cost $188)			172

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.7%

CERTIFICATES OF DEPOSIT 0.5%
Intesa Sanpaolo SpA
1.997% due 04/11/2016		$7,100	7,100

REPURCHASE AGREEMENTS (g) 6.1%
			89,201

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	115

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.262% due 04/07/2016 - 04/21/2016 (b)(c)(h)(l)	$1,917	$1,917

Total Short-Term Instruments (Cost $98,218)		98,218

Total Investments in Securities (Cost $1,871,846)		1,866,493

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.5%

SHORT-TERM INSTRUMENTS 5.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.5%
PIMCO Short-Term Floating NAV Portfolio III	8,171,990	$80,747

Total Short-Term Instruments (Cost $80,726)		80,747

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $80,726)	$80,747

Total Investments 132.2% (Cost $1,952,572)	$1,947,240

Financial Derivative Instruments (i)(k) (3.8%) (Cost or Premiums, net $(6,824))	(55,610)

Other Assets and Liabilities, net (28.4%)	(418,440)

Net Assets 100.0%	$1,473,190

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,927	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.450%	03/31/2016	04/07/2016	$88,673	U.S. Treasury Notes 2.375% due 08/15/2024	$(88,927)	$88,673	$88,674
SSB	0.010	03/31/2016	04/01/2016	528	U.S. Treasury Notes 2.250% due 07/31/2021	(541)	528	528

Total Repurchase Agreements						$(89,468)	$89,201	$89,202

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.620%	01/12/2016	04/12/2016	$(38,481)	$(38,534)
SCX	0.580	01/13/2016	04/13/2016	(71,111)	(71,201)
	0.610	01/15/2016	04/15/2016	(26,666)	(26,700)
	0.630	01/21/2016	04/21/2016	(18,616)	(18,639)
	0.630	02/16/2016	04/18/2016	(31,237)	(31,262)
	0.640	02/11/2016	05/11/2016	(19,251)	(19,268)
	0.650	01/22/2016	04/22/2016	(11,672)	(11,687)
	0.650	02/05/2016	04/05/2016	(3,982)	(3,986)
	0.650	02/12/2016	04/12/2016	(41,718)	(41,755)

Total Reverse Repurchase Agreements					$(263,032)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(231,296) at a weighted average interest rate of 0.400%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

116	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES AND U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
Fannie Mae, TBA *	3.000%	04/01/2046	$ 2,900	$(2,967)	$(2,976)
Fannie Mae, TBA *	3.500	04/01/2046	30,800	(32,148)	(32,303)
Fannie Mae, TBA *	4.000	04/01/2046	12,200	(13,012)	(13,040)
Fannie Mae, TBA *	4.500	04/01/2046	12,700	(13,782)	(13,821)
U.S. Treasury Bonds	2.375	08/15/2024	84,150	(86,589)	(88,927)

Total Short Sales				$(148,498)	$(151,067)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.
(3)	Payable for short sales includes $253 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $265,350 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(38,534)	$0	$0	$(38,534)	$38,719	$185
JPS	88,674	0	0	0	88,674	(88,927)	(253)
SCX	0	(224,498)	0	0	(224,498)	224,650	152
SGY	0	0	0	0	0	(97)	(97)
SSB	528	0	0	0	528	(541)	(13)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(88,927)	(88,927)	0	(88,927)

Total Borrowings and Other Financing Transactions	$89,202	$(263,032)	$0	$(88,927)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(243,764)	$(19,268)	$0	$(263,032)

Total Borrowings	$0	$(243,764)	$(19,268)	$0	$(263,032)

Gross amount of recognized liabilities for reverse repurchase agreements					$(263,032)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/20/2016	282	$3	$0
Put - CBOT U.S. Treasury 5-Year Note June Futures	112.000	05/20/2016	269	2	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/20/2016	2,220	19	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/20/2016	730	6	11

				$30	$15

Total Purchased Options				$30	$15

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	117

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,625	$(5,113)	$0	$(20)
90-Day Eurodollar June Futures	Short	06/2017	1,702	(7,124)	0	(85)
90-Day Eurodollar September Futures	Short	09/2016	8	(10)	0	0
Australia Government 10-Year Bond June Futures	Long	06/2016	24	14	17	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	12	(1)	1	0
Euro-Bobl June Futures	Long	06/2016	449	(238)	0	(36)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	651	(1,939)	15	(193)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	201	(133)	14	(62)
Mini MSCI EAFE Index June Futures	Long	06/2016	181	20	0	(86)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	12	5	0	0
U.S. Treasury 2-Year Note June Futures	Long	06/2016	282	15	22	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	269	61	59	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	3,409	(156)	1,278	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2016	208	(227)	0	(221)
United Kingdom Long Gilt June Futures	Long	06/2016	221	143	114	(102)

Total Futures Contracts				$(14,683)	$1,520	$(805)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$34,400	$1,044	$724	$56	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	122,000	652	949	0	(7)

				$1,696	$1,673	$56	$(7)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	468,700	$832	$768	$93	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		703,200	(18,850)	(15,672)	0	(455)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		70,300	(2,855)	(2,531)	0	(85)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		3,600	(161)	(177)	0	(6)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		71,900	3,195	1,639	121	0
Receive	3-Month USD-LIBOR	1.934	09/01/2022		72,400	(2,693)	(2,693)	0	(165)
Receive	3-Month USD-LIBOR *	2.000	06/15/2023		213,000	(7,859)	(2,563)	0	(513)
Receive	3-Month USD-LIBOR	2.330	08/19/2025		21,000	(1,372)	(1,295)	0	(75)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		120,400	(8,115)	(6,435)	0	(440)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		9,800	(521)	(414)	0	(36)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		4,500	(394)	(429)	0	(17)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		66,100	(3,432)	(3,368)	0	(248)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		43,650	(6,318)	(6,209)	0	(309)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		80,450	(6,024)	(1,617)	0	(471)
Pay	3-Month USD-LIBOR *	2.810	09/14/2046		7,000	1,003	1,003	51	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026	EUR	68,400	953	549	0	(119)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		2,000	(103)	(43)	1	0
Receive	6-Month GBP-LIBOR	1.750	12/17/2016	GBP	257,800	(3,745)	(4,015)	0	(9)
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		55,700	(4,313)	(3,526)	0	(119)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		13,700	(50)	(144)	0	(26)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		4,700	(153)	(38)	0	(32)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	4,060,000	(513)	(27)	106	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	MXN	142,500	23	156	6	0
Pay	28-Day MXN-TIIE	5.640	06/04/2021		93,100	75	75	5	0

118	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	6.075%	09/21/2021	MXN	900	$2	$2	$0	$0
Pay	28-Day MXN-TIIE	5.680	11/09/2021		93,700	69	69	6	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		10,100	0	2	1	0
Pay	28-Day MXN-TIIE *	7.635	06/09/2025		15,900	25	25	0	0

						$(61,294)	$(46,908)	$390	$(3,125)

Total Swap Agreements						$(59,598)	$(45,235)	$446	$(3,132)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $39,697 and cash of $8,192 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$15	$1,520	$446	$1,981	$ 0	$ (805)	$ (3,288)	$ (4,093)

(1)	Unsettled variation margin liability of $(156) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		BRL	30,330	$		7,801	$0	$(634)
	04/2016	$		8,522		BRL	30,330	0	(87)
	05/2016		BRL	47,229	$		13,467	436	0
	05/2016		EUR	7,388			8,277	0	(140)
	05/2016		INR	34,639			509	0	(11)
	05/2016	$		725		CNH	4,726	5	0
	05/2016		ZAR	28,159	$		1,903	10	0
	08/2016	$		18,043		CNH	121,419	621	0

BPS	05/2016		MXN	389,032	$		22,087	0	(337)
	05/2016		TWD	470,220			14,083	0	(547)
	08/2016		CNH	58,891			8,900	0	(152)
	08/2016	$		4,468		CNH	29,310	37	0

BRC	05/2016			19,500		MXN	347,478	529	(1)
	05/2016			2,109		TWD	69,228	45	0
	10/2016			7,056		CNH	47,705	252	0

CBK	04/2016		CAD	3,239	$		2,342	0	(152)
	04/2016		JPY	1,300,000			11,542	0	(9)
	04/2016	$		135		EUR	122	4	0
	05/2016		CHF	3,411	$		3,519	0	(35)
	05/2016		EUR	2,571			2,861	0	(68)
	05/2016		MXN	37,856			2,150	0	(32)
	05/2016	$		1,719		AUD	2,256	7	0
	05/2016			3,223		CHF	3,134	42	0
	05/2016			22,940		EUR	20,512	428	0
	05/2016			502		INR	34,779	19	0
	05/2016			5,826		TWD	191,209	123	0
	10/2016		BRL	56,960	$		13,649	0	(1,387)

DUB	04/2016			26,707			7,504	77	0
	04/2016	$		7,028		BRL	26,707	400	0
	05/2016			9,684		MXN	169,420	81	0
	10/2016			3,910		CNH	26,402	134	0
	01/2017		BRL	7,060	$		1,674	0	(145)

GLM	04/2016			254,555			71,526	731	0
	04/2016	$		64,034		BRL	254,555	6,761	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	119

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2016	$		15,275		GBP	10,697	$88	$0
	05/2016		AUD	21,645	$		16,417	0	(145)
	05/2016		GBP	10,697			15,276	0	(88)
	05/2016		TWD	39,299			1,177	0	(46)
	05/2016	$		13,734		AUD	18,130	139	0
	05/2016			1,754		EUR	1,563	27	0
	05/2016			72		HUF	21,087	5	0
	07/2016		BRL	69,622	$		19,429	549	0
	10/2016			28,950			7,102	0	(540)

HUS	04/2016			40,022			10,528	0	(603)
	04/2016	$		11,246		BRL	40,022	0	(115)
	04/2016			134		CNH	874	1	0
	04/2016			1,575		JPY	177,270	0	0
	05/2016		CNH	10,336	$		1,538	0	(58)
	05/2016		HKD	892			115	0	(1)
	05/2016		JPY	177,270			1,576	0	0
	08/2016		CNH	89,296			13,499	0	(227)
	08/2016	$		10,862		CNH	71,521	132	0
	10/2016			34,564			226,335	131	(23)
	01/2021		BRL	2,330	$		359	0	(67)

JPM	04/2016			228,081			62,445	0	(987)
	04/2016		JPY	1,734,200			15,587	178	0
	04/2016	$		63,779		BRL	228,081	259	(606)
	05/2016		AUD	1,164	$		823	0	(67)
	05/2016		BRL	64,548			18,312	503	0
	05/2016	$		62,014		BRL	228,081	914	0
	05/2016			761		CNH	4,962	5	0
	05/2016			667		TRY	1,957	19	0
	05/2016			1,633		TWD	53,636	36	0
	10/2016		BRL	58,950	$		14,086	0	(1,475)
	10/2016	$		3,896		CNH	26,337	138	0
	01/2017			2,008			13,744	87	0
	02/2017		CNH	108,248	$		15,550	0	(913)

MSB	04/2016		RUB	11,453			158	0	(12)
	04/2016	$		164		RUB	11,453	6	0
	05/2016		BRL	15,859	$		4,501	125	0
	05/2016		EUR	2,428			2,707	0	(59)
	05/2016	$		327		ILS	1,271	12	0
	06/2016		RUB	11,453	$		162	0	(6)
	10/2016		BRL	19,330			4,735	0	(367)

NAB	04/2016		JPY	480,170			4,291	25	0

SCX	04/2016		GBP	10,697			14,888	0	(475)
	04/2016		JPY	45,800			407	0	0
	04/2016	$		353		CNH	2,299	3	0
	04/2016			30,313		JPY	3,382,900	0	(254)
	05/2016		EUR	71,622	$		79,710	0	(1,883)
	05/2016	$		1,520		CNH	9,912	10	0
	05/2016			5,287		TWD	173,455	109	0
	05/2016			1,630		ZAR	25,425	78	0
	08/2016		CNH	44,010	$		6,650	0	(115)
	08/2016	$		3,487		CNH	22,965	43	0
	10/2016			19,515			129,655	347	0
	02/2017		CNH	106,582	$		15,393	0	(816)

SOG	04/2016	$		852		CNH	5,550	6	0
	04/2016			659		TWD	21,628	14	0
	08/2016		CNH	15,869	$		2,400	0	(39)
	08/2016	$		1,245		CNH	8,160	9	0
	10/2016			4,463			30,134	153	0

UAG	05/2016		EUR	9,279	$		10,347	0	(224)
	05/2016	$		710		CNH	4,626	4	0
	05/2016			1,819		EUR	1,623	30	0
	08/2016		CNH	12,896	$		1,951	0	(31)
	10/2016			643,137			98,482	0	(39)
	02/2017	$		2,121		CNH	14,067	18	0

Total Forward Foreign Currency Contracts								$14,945	$(14,018)

120	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	7,800	$80	$1
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		400	16	32

BPS	Put - OTC USD versus JPY	JPY	107.000	04/14/2016		22,800	238	4

CBK	Call - OTC USD versus JPY		147.500	04/26/2016		53,564	5	0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	11,300	442	367

SCX	Call - OTC USD versus CNH	CNH	12.000	05/13/2016	$	21,400	2	1

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		8,300	349	794

							$1,132	$1,199

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$ 98,900	$35	$9
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	74,700	143	105
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	14,400	732	719

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	85,000	289	399
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	28,700	1,485	1,433

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	96,900	348	454
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016	14,100	386	15

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	19,050	916	935

							$4,334	$4,069

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FBF	Put - OTC Fannie Mae 3.000% due 04/01/2046	$	80.000	04/06/2016	$116,700	$5	$0
	Call - OTC Fannie Mae 3.500% due 04/01/2046		120.000	04/06/2016	129,900	5	0
	Call - OTC Fannie Mae 4.000% due 04/01/2046		120.000	04/06/2016	82,900	3	0

						$13	$0

Total Purchased Options						$5,479	$5,268

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$ 1,800	$(4)	$(1)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016	1,800	(4)	0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016	2,400	(6)	0

						$(14)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	6,100	$(33)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		6,100	(40)	(3)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	7,800	(20)	0
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016		12,100	(663)	(501)
	Call - OTC USD versus RUB		108.000	02/22/2017		400	(16)	(7)

BPS	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	19,400	(119)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		19,400	(119)	(10)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	22,800	(62)	0

DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		3,138	(404)	(163)
	Put - OTC USD versus BRL		5.000	10/19/2017		3,138	(468)	(778)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	121

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	6,458	$(251)	$(207)
	Call - OTC EUR versus MXN		22.650	03/21/2017		6,458	(224)	(250)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	9,380	(1,189)	(488)
	Put - OTC USD versus BRL		5.000	10/19/2017		9,380	(1,415)	(2,326)
	Call - OTC USD versus BRL		6.300	01/11/2018		3,057	(163)	(92)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	11,300	(361)	(129)
	Put - OTC EUR versus MXN		18.900	03/21/2017		9,788	(397)	(314)
	Call - OTC EUR versus MXN		22.650	03/21/2017		9,788	(320)	(380)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016	$	21,485	(263)	(1,209)

HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	6,000	(392)	(468)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016	$	21,485	(544)	(5)

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	5,700	(405)	(444)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	8,300	(359)	(132)

							$(8,227)	$(7,906)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	1,800	$(6)	$(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		1,800	(8)	(4)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	72,300	(752)	(755)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		15,900	(143)	(184)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		143,900	(1,532)	(1,503)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		22,300	(74)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		4,000	(67)	(76)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		13,900	(222)	(267)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	3,500	(13)	(18)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		3,500	(13)	(6)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	$	6,900	(118)	(130)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		13,500	(230)	(259)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		14,100	(389)	(755)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		95,200	(1,008)	(1,024)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	2,700	(9)	(14)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		2,700	(11)	(5)

								$(4,595)	$(5,006)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 472	$0	$7

Total Written Options					$(12,836)	$(12,906)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	939	$1,830,896	AUD	48,900	CAD	0	EUR	125,886	$(18,334)
Sales	2,704	1,493,792		96,418		59,514		622,532	(25,805)
Closing Buys	(3,061)	(1,002,626)		(48,900)		(29,757)		(276,874)	18,000
Expirations	(291)	(1,448,017)		(40,923)		(29,757)		(251,722)	8,351
Exercised	(291)	(343,110)		(55,495)		0		(97,330)	4,952

Balance at End of Period	0	$530,935	AUD	0	CAD	0	EUR	122,492	$(12,836)

122	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.734%	EUR	700	$(4)	$6	$2	$0

BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.734		900	(12)	14	2	0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	300	(4)	5	1	0

CBK	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	400	(4)	5	1	0

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629	$	300	(4)	5	1	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629		1,600	(21)	26	5	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	650	(8)	9	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		50	(1)	1	0	0

JPM	Brazil Government International Bond	1.000	12/20/2016	0.629	$	400	(5)	6	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	250	(2)	3	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		200	(5)	5	0	0

MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.734		300	(3)	4	1	0

							$(73)	$89	$16	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$	1,900	$ 254	$(21)	$233	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019		1,900	254	(21)	233	0

						$ 508	$(42)	$466	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	25,300	$31	$(355)	$0	$(324)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		9,500	25	(108)	0	(83)
	Receive	1-Year BRL-CDI	14.140	01/04/2021		94,000	0	(265)	0	(265)

BPS	Pay	1-Year BRL-CDI	12.230	01/04/2021		31,800	3	(410)	0	(407)
	Pay	1-Year BRL-CDI	12.600	01/04/2021		14,800	1	(155)	0	(154)

CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	420	0	43	43	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	21,100	(4)	(181)	0	(185)

DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	4,507	(6)	270	264	0
	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	2	0	0	0	0

FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	400	2	39	41	0
	Pay	1-Year BRL-CDI	12.230	01/04/2021	BRL	89,300	95	(1,239)	0	(1,144)
	Pay	1-Year BRL-CDI	12.560	01/04/2021		43,600	(4)	(369)	0	(373)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		3,200	8	(36)	0	(28)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	7,520	0	425	425	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	40,800	8	(365)	0	(357)
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	23,800	(89)	(381)	0	(470)
	Receive	3-Month EUR-EXT-CPI Index	0.660	01/30/2020		43,000	(3)	(641)	0	(644)
	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020		41,100	(4)	(1,217)	0	(1,221)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	123

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	1-Year BRL-CDI	12.810%	01/04/2021	BRL	19,500	$(13)	$(158)	$0	$(171)

JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	1,040	2	59	61	0

MYC	Pay	1-Year BRL-CDI	12.230	01/04/2021	BRL	21,500	16	(291)	0	(275)

							$68	$(5,335)	$834	$(6,101)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	RALVEIIT Index	204,090	1-Month USD-LIBOR plus a specified spread	03/23/2017	$21,487		$376	$376	$0

FBF	Receive	RALVEIIT Index	812,675	1-Month USD-LIBOR plus a specified spread	04/15/2016	85,558		1,495	1,495	0
	Receive	RALVEIIT Index	6,130,755	1-Month USD-LIBOR plus a specified spread	05/13/2016	678,156		(21,605)	0	(21,605)
	Receive	RALVEIIT Index	5,910,873	1-Month USD-LIBOR plus a specified spread	06/30/2016	656,161		(23,288)	0	(23,288)
	Receive	RALVEIIT Index	554,455	1-Month USD-LIBOR plus a specified spread	01/12/2017	58,373		1,020	1,020	0

								$(42,002)	$2,891	$(44,893)

Total Swap Agreements							$503	$(47,290)	$4,207	$(50,994)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $45,709 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$1,072	$33	$235	$1,340	$(872)	$(511)	$(672)	$(2,055)	$(715)	$678	$(37)
BPS	37	4	2	43	(1,036)	(20)	(561)	(1,617)	(1,574)	1,547	(27)
BRC	826	0	1	827	(1)	(1)	0	(2)	825	(900)	(75)
CBK	623	833	653	2,109	(1,683)	(939)	(185)	(2,807)	(698)	599	(99)
DUB	692	0	265	957	(145)	(941)	0	(1,086)	(129)	325	196
FBF	0	0	2,556	2,556	0	(3,363)	(46,438)	(49,801)	(47,245)	35,755	(11,490)
GLM	8,300	2,199	425	10,924	(819)	(3,902)	(2,692)	(7,413)	3,511	(2,760)	751
GST	0	0	6	6	0	0	0	0	6	(20)	(14)
HUS	264	0	0	264	(1,094)	(473)	(171)	(1,738)	(1,474)	1,432	(42)
JPM	2,139	469	63	2,671	(4,048)	(1,137)	0	(5,185)	(2,514)	1,693	(821)
MSB	143	0	0	143	(444)	0	0	(444)	(301)	11	(290)
MYC	0	935	1	936	0	(1,043)	(275)	(1,318)	(382)	201	(181)
NAB	25	0	0	25	0	0	0	0	25	0	25
SCX	590	1	0	591	(3,543)	0	0	(3,543)	(2,952)	2,939	(13)
SOG	182	794	0	976	(39)	(576)	0	(615)	361	(260)	101
UAG	52	0	0	52	(294)	0	0	(294)	(242)	0	(242)

Total Over the Counter	$14,945	$5,268	$4,207	$24,420	$(14,018)	$(12,906)	$(50,994)	$(77,918)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

124	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	1,520	1,520
Swap Agreements	0	56	0	0	390	446

	$0	$56	$0	$0	$1,925	$1,981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,945	$0	$14,945
Purchased Options	0	0	0	1,199	4,069	5,268
Swap Agreements	0	482	2,891	0	834	4,207

	$0	$482	$2,891	$16,144	$4,903	$24,420

	$0	$538	$2,891	$16,144	$6,828	$26,401

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$86	$0	$719	$805
Swap Agreements	0	7	0	0	3,281	3,288

	$0	$7	$86	$0	$4,000	$4,093

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,018	$0	$14,018
Written Options	0	1	0	7,899	5,006	12,906
Swap Agreements	0	0	44,893	0	6,101	50,994

	$0	$1	$44,893	$21,917	$11,107	$77,918

	$0	$8	$44,979	$21,917	$15,107	$82,011

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(83)	$(83)
Written Options	0	0	26	0	664	690
Futures	0	0	(1,652)	0	(4,449)	(6,101)
Swap Agreements	0	(1,299)	0	0	(83,285)	(84,584)

	$0	$(1,299)	$(1,626)	$0	$(87,153)	$(90,078)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51,642	$0	$51,642
Purchased Options	0	0	0	(2,208)	(7,250)	(9,458)
Written Options	0	271	0	8,088	10,647	19,006
Swap Agreements	0	1,106	101,106	(81)	(26,110)	76,021

	$0	$1,377	$101,106	$57,441	$(22,713)	$137,211

	$0	$78	$99,480	$57,441	$(109,866)	$47,133

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Written Options	0	0	0	0	222	222
Futures	0	0	20	0	(7,164)	(7,144)
Swap Agreements	0	63	0	0	37,969	38,032

	$0	$63	$20	$0	$31,013	$31,096

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(69,153)	$0	$(69,153)
Purchased Options	0	0	0	512	2,586	3,098
Written Options	0	13	0	692	(1,024)	(319)
Swap Agreements	0	(11)	(114,746)	34	(2,472)	(117,195)

	$0	$2	$(114,746)	$(67,915)	$(910)	$(183,569)

	$0	$65	$(114,726)	$(67,915)	$30,103	$(152,473)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	125

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$11,953	$0	$11,953
Corporate Bonds & Notes
Banking & Finance	0	249,373	4,927	254,300
Industrials	0	111,811	0	111,811
Utilities	0	53,048	0	53,048
Municipal Bonds & Notes
Illinois	0	1,613	0	1,613
Rhode Island	0	1,447	0	1,447
West Virginia	0	3,432	0	3,432
U.S. Government Agencies	0	118,011	0	118,011
U.S. Treasury Obligations	0	801,719	0	801,719
Non-Agency Mortgage-Backed Securities	0	126,883	0	126,883
Asset-Backed Securities	0	220,910	0	220,910
Sovereign Issues	0	62,976	0	62,976
Preferred Securities
Banking & Finance	172	0	0	172
Short-Term Instruments
Certificates of Deposit	0	7,100	0	7,100
Repurchase Agreements	0	89,201	0	89,201
U.S. Treasury Bills	0	1,917	0	1,917
	$172	$1,861,394	$4,927	$1,866,493

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$80,747	$0	$0	$80,747

Total Investments	$80,919	$1,861,394	$4,927	$1,947,240

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(62,140)	0	(62,140)
U.S. Treasury Obligations	0	(88,927)	0	(88,927)
	$0	$(151,067)	$0	$(151,067)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,520	461	0	1,981
Over the counter	0	24,420	0	24,420
	$1,520	$24,881	$0	$26,401

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(805)	(3,132)	0	(3,937)
Over the counter	0	(77,918)	0	(77,918)
	$(805)	$(81,050)	$0	$(81,855)

Totals	$81,634	$1,654,158	$4,927	$1,740,719

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

126	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.0%

BANK LOAN OBLIGATIONS 3.3%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$1,150	$1,146
BMC Software Finance, Inc.
5.000% due 09/10/2020		5,127	4,307
Charter Communications Operating LLC
3.000% due 07/01/2020		5,437	5,425
Dell, Inc.
TBD% due 10/29/2018		3,168	3,171
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		2,373	2,374
MGM Resorts International
3.500% due 12/20/2019		1,935	1,933
OGX
(13.000% PIK) 13.000% due 04/10/2049 (b)		62	21
Phillips-Van Heusen Corp.
3.250% due 02/13/2020		640	645

Total Bank Loan Obligations (Cost $19,805)			19,022

CORPORATE BONDS & NOTES 19.4%

BANKING & FINANCE 9.1%
ABN AMRO Bank NV
4.750% due 07/28/2025		400	404
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		5,000	4,927
American International Group, Inc.
4.125% due 02/15/2024		300	313
Aviation Loan Trust
2.744% due 12/15/2022		3,608	3,282
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	100	112
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$1,600	1,634
Bank of America Corp.
4.125% due 01/22/2024		3,000	3,184
5.000% due 05/13/2021		300	333
5.650% due 05/01/2018		300	322
5.700% due 01/24/2022		100	115
Bank of New York Mellon Corp.
4.950% due 06/20/2020 (e)		4,000	4,000
Barclays Bank PLC
7.750% due 04/10/2023		200	210
Barclays PLC
8.000% due 12/15/2020 (e)	EUR	1,000	1,104
8.250% due 12/15/2018 (e)		$400	401
BBVA Bancomer S.A.
6.750% due 09/30/2022		500	556
BNP Paribas S.A.
7.375% due 08/19/2025 (e)		400	388
British Land Co. PLC
6.750% due 03/31/2020	GBP	400	669
Cantor Fitzgerald LP
7.875% due 10/15/2019		$1,700	1,885
Citigroup, Inc.
5.950% due 05/15/2025 (e)		1,400	1,349
Credit Suisse AG
6.500% due 08/08/2023		1,400	1,512
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	575
Eksportfinans ASA
5.500% due 05/25/2016		1,300	1,308
Ford Motor Credit Co. LLC
1.154% due 09/08/2017		2,400	2,370
4.134% due 08/04/2025		600	625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
2.750% due 05/15/2016		$200	$200
Goldman Sachs Group, Inc.
3.850% due 07/08/2024		2,200	2,278
HBOS PLC
1.336% due 09/06/2017		400	397
6.750% due 05/21/2018		1,600	1,734
HSBC Holdings PLC
3.400% due 03/08/2021		1,100	1,124
4.300% due 03/08/2026		1,200	1,239
International Lease Finance Corp.
6.750% due 09/01/2016		1,250	1,270
KBC Bank NV
8.000% due 01/25/2023		600	650
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		1,400	1,888
Lloyds Banking Group PLC
7.500% due 06/27/2024 (e)		200	199
7.625% due 06/27/2023 (e)	GBP	1,600	2,229
Nationwide Building Society
3.900% due 07/21/2025		$400	423
Nederlandse Waterschapsbank NV
2.125% due 06/16/2016		500	502
Nykredit Realkredit A/S
4.000% due 06/03/2036	EUR	600	675
Rabobank Group
8.375% due 07/26/2016 (e)		$900	914
8.400% due 06/29/2017 (e)		900	952
RCI Banque S.A.
3.500% due 04/03/2018		1,200	1,236
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		300	280
8.000% due 08/10/2025 (e)		400	382
UBS AG
5.125% due 05/15/2024		1,600	1,626
7.250% due 02/22/2022		200	206
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		500	502
4.125% due 09/24/2025		500	502

			52,986

INDUSTRIALS 8.0%
AbbVie, Inc.
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		300	316
4.500% due 05/14/2035		200	208
4.700% due 05/14/2045		200	214
Actavis Funding SCS
1.887% due 03/12/2020		1,500	1,495
3.450% due 03/15/2022		1,500	1,560
ADT Corp.
4.125% due 06/15/2023		1,200	1,050
6.250% due 10/15/2021 (g)		2,300	2,323
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		700	720
3.650% due 02/01/2026		1,000	1,053
CCO Safari LLC
4.464% due 07/23/2022		100	105
4.908% due 07/23/2025		1,500	1,585
Cemex S.A.B. de C.V.
5.875% due 03/25/2019		2,300	2,317
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		100	100
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		326	342

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CST Brands, Inc.
5.000% due 05/01/2023		$1,500	$1,526
CVS Health Corp.
2.800% due 07/20/2020		200	208
3.500% due 07/20/2022		100	107
3.875% due 07/20/2025		600	649
4.875% due 07/20/2035		300	336
5.125% due 07/20/2045		400	465
Dynegy, Inc.
7.375% due 11/01/2022		1,950	1,813
First Quantum Minerals Ltd.
6.750% due 02/15/2020		988	682
7.000% due 02/15/2021		988	667
Freeport-McMoRan, Inc.
2.375% due 03/15/2018		2,500	2,225
HCA, Inc.
4.750% due 05/01/2023		1,000	1,020
6.500% due 02/15/2020		2,600	2,860
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	9,800	10,176
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		$400	454
Masco Corp.
6.125% due 10/03/2016		2,000	2,051
QUALCOMM, Inc.
4.650% due 05/20/2035		300	309
4.800% due 05/20/2045		400	397
Reynolds American, Inc.
4.450% due 06/12/2025		200	221
Tenet Healthcare Corp.
6.000% due 10/01/2020		1,200	1,284
Times Square Hotel Trust
8.528% due 08/01/2026		2,999	3,550
UnitedHealth Group, Inc.
4.750% due 07/15/2045		600	690
VeriSign, Inc.
4.625% due 05/01/2023		1,200	1,218

			46,400

UTILITIES 2.3%
AT&T, Inc.
2.450% due 06/30/2020		200	202
3.000% due 06/30/2022		1,000	1,016
3.400% due 05/15/2025		500	502
4.500% due 05/15/2035		100	99
4.750% due 05/15/2046		300	294
BP Capital Markets PLC
4.500% due 10/01/2020		200	219
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	600	620
3.522% due 03/17/2020		$8,200	6,335
3.750% due 01/14/2021	EUR	100	90
4.375% due 05/20/2023		$250	183
5.750% due 01/20/2020		800	691
6.850% due 06/05/2115		2,450	1,696
Verizon Communications, Inc.
5.150% due 09/15/2023		1,100	1,272

			13,219

Total Corporate Bonds & Notes (Cost $118,491)			112,605

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.1%
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		100	125

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	127

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	$100	$126
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.813% due 06/01/2040	200	256
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	100	136

		643

IOWA 0.4%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	2,145	2,156

NEW YORK 0.0%
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	100	125

OHIO 0.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	200	304

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	100	117

Total Municipal Bonds & Notes (Cost $3,156)		3,345

U.S. GOVERNMENT AGENCIES 7.3%
Fannie Mae
3.000% due 06/25/2042 (a)	7,684	865
4.500% due 10/01/2020 - 09/01/2024	106	113
5.000% due 02/01/2032 - 04/01/2033	76	85
5.817% due 03/25/2024 (a)	1,538	142
5.867% due 03/25/2038 (a)	1,669	315
5.947% due 03/25/2037 (a)	267	48
6.167% due 08/25/2041 (a)	1,228	189
6.217% due 07/25/2039 (a)	633	96
11.794% due 03/25/2040	213	273
Fannie Mae, TBA
3.000% due 05/01/2046	1,200	1,229
4.000% due 04/01/2046	29,000	30,996
Freddie Mac
5.500% due 08/15/2030	1	1
5.764% due 06/15/2038 (a)	6,243	1,323
7.112% due 12/15/2042	1,980	2,067
7.564% due 02/15/2032 (a)	585	135
9.028% due 01/15/2041	912	1,077
10.944% due 09/15/2041	19	19
11.891% due 02/15/2041	6	8
Ginnie Mae, TBA
4.000% due 04/01/2046	3,000	3,209

Total U.S. Government Agencies (Cost $41,341)		42,190

U.S. TREASURY OBLIGATIONS 40.6%
U.S. Treasury Bonds
2.500% due 02/15/2046	6,800	6,631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Inflation Protected Securities (d)
0.750% due 02/15/2045		$7,143	$6,931
2.000% due 01/15/2026		30,198	35,404
2.375% due 01/15/2025 (i)(k)		10,808	12,887
U.S. Treasury Notes
1.375% due 08/31/2020 (g)(i)		140,900	142,301
1.875% due 08/31/2022 (g)		12,600	12,899
2.000% due 07/31/2022 (i)(k)		17,300	17,848

Total U.S. Treasury Obligations (Cost $229,643)			234,901

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.0%
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		855	700
Banc of America Funding Trust
2.815% due 02/20/2036		76	75
BCAP LLC Trust
0.335% due 09/26/2035		134	133
Bear Stearns Adjustable Rate Mortgage Trust
2.606% due 08/25/2033		221	219
3.003% due 02/25/2034		1,189	1,157
3.125% due 05/25/2034		2	2
Bear Stearns ALT-A Trust
2.355% due 10/25/2033		20	18
Bella Vista Mortgage Trust
2.813% due 11/20/2034		262	254
Chase Mortgage Finance Trust
5.500% due 03/25/2037		34	29
Citigroup Commercial Mortgage Trust
2.165% due 09/10/2045 (a)		44,538	3,410
Countrywide Alternative Loan Trust
0.603% due 11/25/2036		1,637	1,613
4.750% due 08/25/2018		540	450
6.000% due 02/25/2037 ^		675	535
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 10/25/2034		986	1,013
5.500% due 01/25/2035		536	542
DBUBS Mortgage Trust
4.537% due 07/10/2044		500	555
Eurohome UK Mortgages PLC
0.741% due 06/15/2044	GBP	4,428	5,785
First Horizon Alternative Mortgage Securities Trust
2.375% due 06/25/2034		$54	53
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		236	243
GS Mortgage Securities Trust
4.753% due 03/10/2044		500	551
5.162% due 12/10/2043		500	561
5.794% due 08/10/2045		1,759	1,814
GSAA Trust
6.000% due 04/01/2034		234	242
Impac CMB Trust
1.353% due 11/25/2034		17	15
IndyMac Mortgage Loan Trust
0.673% due 04/25/2035		149	132
JPMorgan Alternative Loan Trust
3.198% due 11/25/2036 ^		644	575
JPMorgan Chase Commercial Mortgage Securities Trust
3.616% due 11/15/2043		700	717
JPMorgan Resecuritization Trust
7.631% due 03/26/2038		5,569	4,204
Leek Finance PLC
0.883% due 09/21/2038		8,040	8,504
Lehman XS Trust
0.613% due 07/25/2037 ^		537	372

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
0.783% due 07/25/2035 ^		$5,414	$2,083
MASTR Asset Securitization Trust
5.250% due 12/25/2033		254	258
Morgan Stanley Bank of America Merrill Lynch Trust
1.653% due 02/15/2046 (a)		33,784	2,337
RBSSP Resecuritization Trust
2.740% due 10/26/2035		16,443	15,085
Structured Adjustable Rate Mortgage Loan Trust
0.673% due 03/25/2035		737	659
0.743% due 07/25/2035		762	544
Structured Asset Mortgage Investments Trust
0.623% due 02/25/2036		390	244
WaMu Mortgage Pass-Through Certificates Trust
1.914% due 02/27/2034		76	74
2.402% due 07/25/2037		3,795	3,405
2.514% due 08/25/2034		333	330
Washington Mutual Mortgage Pass-Through Certificates Trust
1.181% due 11/25/2046		13,786	9,459
Wells Fargo Commercial Mortgage Trust
1.466% due 02/15/2027		6,300	6,279
Wells Fargo Mortgage-Backed Securities Trust
2.928% due 03/25/2035		42	42

Total Non-Agency Mortgage-Backed Securities (Cost $78,156)			75,272

ASSET-BACKED SECURITIES 14.2%
Aegis Asset-Backed Securities Trust
1.433% due 03/25/2035 ^		879	802
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.158% due 10/25/2034		1,709	1,482
Alba SPV SRL
1.358% due 04/20/2040	EUR	848	966
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.501% due 11/25/2034		$2,158	1,732
Bear Stearns Asset-Backed Securities Trust
0.603% due 03/25/2037		1,721	1,734
Bilkreditt Ltd.
0.120% due 12/25/2027	EUR	217	247
BNC Mortgage Loan Trust
0.533% due 05/25/2037		$657	641
COA Summit CLO Ltd.
1.974% due 04/20/2023		4,420	4,425
Countrywide Asset-Backed Certificates
0.573% due 08/25/2037		4,225	3,298
0.583% due 07/25/2036		8,077	7,700
0.626% due 05/25/2035		812	795
0.643% due 05/25/2047		9,403	6,593
0.803% due 04/25/2036		12,000	8,748
1.093% due 11/25/2033		1,020	946
Countrywide Asset-Backed Certificates Trust
1.056% due 08/25/2035		1,300	1,246
1.483% due 09/25/2034		1,116	943
Educational Funding Co. LLC
0.869% due 10/25/2029		1,407	1,306
Fremont Home Loan Trust
0.673% due 01/25/2036		238	232
Gallatin CLO Ltd.
1.892% due 07/15/2023		3,381	3,376
GSAMP Trust
1.483% due 06/25/2034		334	320
Inwood Park CDO Ltd.
0.849% due 01/20/2021		976	976

128	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
L2L Education Loan Trust
0.776% due 06/15/2031		$1,884	$1,769
Lehman ABS Mortgage Loan Trust
0.633% due 06/25/2037		5,359	3,196
LightPoint Pan-European CLO PLC
0.090% due 01/31/2022	EUR	7	8
Morgan Stanley Mortgage Loan Trust
0.503% due 01/25/2047 ^		$7	7
New Century Home Equity Loan Trust
0.713% due 10/25/2035		51	51
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		8,662	8,663
OneMain Financial Issuance Trust
2.470% due 09/18/2024		6,300	6,283
Option One Mortgage Loan Trust Asset-Backed Certificates
0.893% due 11/25/2035		6,500	4,770
Park Place Securities, Inc.
0.923% due 09/25/2035		800	627
Residential Asset Securities Corp. Trust
0.633% due 02/25/2036		163	163
0.893% due 11/25/2035		900	695
Securitized Asset-Backed Receivables LLC Trust
0.713% due 12/25/2035		375	364
Silver Arrow S.A.
0.047% due 10/20/2021	EUR	92	105
SLM Private Credit Student Loan Trust
0.874% due 12/16/2041		$2,000	1,672
Structured Asset Securities Corp.
1.093% due 02/25/2035		245	209
Structured Asset Securities Corp. Mortgage Loan Trust
0.643% due 02/25/2037		6,401	5,270

Total Asset-Backed Securities (Cost $82,753)			82,360

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.2%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	134,850	$35,094
0.000% due 01/01/2017 (c)		3,500	883
Kommunalbanken A/S
1.010% due 03/27/2017		$3,200	3,207
1.375% due 06/08/2017		1,300	1,306
Spain Government International Bond
2.900% due 10/31/2046	EUR	1,000	1,197

Total Sovereign Issues (Cost $40,406)			41,687

		SHARES
PREFERRED SECURITIES 1.0%

BANKING & FINANCE 1.0%
GMAC Capital Trust
6.402% due 02/15/2040		230,000	5,637

Total Preferred Securities (Cost $6,215)			5,637

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

CERTIFICATES OF DEPOSIT 0.4%
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		$2,200	2,201

Total Short-Term Instruments (Cost $2,200)			2,201

Total Investments in Securities (Cost $622,166)			619,220

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%
PIMCO Short-Term Floating NAV Portfolio III	1,643,939	$16,244

Total Short-Term Instruments (Cost $16,240)		16,244

Total Investments in Affiliates (Cost $16,240)		16,244

Total Investments 109.8% (Cost $638,406)		$635,464

Financial Derivative Instruments (h)(j) (1.8%) (Cost or Premiums, net $(2,436))		(10,296)

Other Assets and Liabilities, net (8.0%)		(46,657)

Net Assets 100.0%		$578,511

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment-in-kind bond security.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,927	0.85%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(1.500)%	11/24/2015	TBD	(1)	$(2,362)	$(2,350)
SCX	0.610	02/01/2016	04/15/2016		(12,789)	(12,802)
	0.630	02/16/2016	04/18/2016		(1,018)	(1,018)

Total Reverse Repurchase Agreements						$(16,170)

(1)	Open maturity reverse repurchase agreement.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(133,859) at a weighted average interest rate of 0.313%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	129

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	04/01/2046	$1,200	$(1,228)	$(1,231)
Fannie Mae, TBA	4.000	04/01/2046	31,800	(33,892)	(33,989)

Total Short Sales				$(35,120)	$(35,220)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $16,232 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(2,350)	$0	$(2,350)	$2,323	$(27)
SCX	0	(13,820)	0	(13,820)	13,909	89

Total Borrowings and Other Financing Transactions	$0	$(16,170)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,350)	$(2,350)
U.S. Treasury Obligations	0	(13,820)	0	0	(13,820)

Total Borrowings	$0	$(13,820)	$0	$(2,350)	$(16,170)

Gross amount of recognized liabilities for reverse repurchase agreements					$(16,170)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/20/2016	600	$5	$0
Put - CBOT U.S. Treasury 2-Year Note June Futures	106.500	05/20/2016	123	2	0
Call - CBOT U.S. Treasury 5-Year Note June Futures	131.000	05/20/2016	887	8	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/20/2016	2,112	18	2

				$33	$4

Total Purchased Options				$33	$4

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	864	$(1,228)	$0	$(11)
90-Day Eurodollar June Futures	Short	06/2016	43	(44)	0	0
90-Day Eurodollar September Futures	Short	09/2016	6	(8)	0	0
Australia Government 10-Year Bond June Futures	Long	06/2016	19	17	14	0

130	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	4	$0	$0	$0
Euro-Bobl June Futures	Long	06/2016	331	(177)	0	(26)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	252	(751)	6	(74)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	41	(6)	3	(13)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	4	2	0	0
U.S. Treasury 2-Year Note June Futures	Long	06/2016	723	39	56	0
U.S. Treasury 5-Year Note June Futures	Short	06/2016	887	(212)	0	(194)
U.S. Treasury 10-Year Note June Futures	Long	06/2016	2,272	(373)	852	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2016	9	8	0	(9)
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2016	44	(92)	0	(47)
United Kingdom Long Gilt June Futures	Long	06/2016	87	31	45	(40)

Total Futures Contracts				$(2,794)	$976	$(414)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR *	1.350%	09/28/2017	$	51,000	$(251)	$(252)	$0	$(5)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		344,700	(9,239)	(7,700)	0	(223)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		46,700	2,075	1,216	78	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		87,500	(5,496)	(2,039)	0	(221)
Pay	3-Month USD-LIBOR *	2.000	06/15/2023		18,400	674	113	48	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		62,600	(4,219)	(3,334)	0	(229)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		75,300	(3,892)	(4,215)	0	(283)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		21,800	(3,155)	(2,848)	0	(154)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		9,250	(693)	14	0	(64)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026	EUR	25,200	351	198	0	(44)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		800	(41)	(17)	1	0
Receive	6-Month GBP-LIBOR	1.750	12/17/2016	GBP	8,800	(128)	(151)	0	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020		18,400	(785)	(659)	0	(32)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		15,300	(56)	(161)	0	(28)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		2,500	(81)	(39)	0	(17)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	1,580,000	(200)	(10)	41	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	125,400	84	157	7	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024		6,400	2	(3)	1	0
Pay	28-Day MXN-TIIE	6.360	06/09/2025		11,900	19	19	0	0

						$(25,031)	$(19,711)	$176	$(1,300)

Total Swap Agreements						$(25,031)	$(19,711)	$176	$(1,300)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $13,494 and cash of $1,986 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$4	$976	$176	$1,156	$0	$(414)	$(1,300)	$(1,714)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	131

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		BRL	1,261	$		354	$4	$0
	04/2016		NZD	667			445	0	(16)
	04/2016	$		340		BRL	1,261	10	0
	05/2016		BRL	39,507	$		11,243	353	(10)
	05/2016		EUR	2,895			3,242	0	(56)
	05/2016		INR	62,565			919	0	(19)
	05/2016	$		1,232		CNH	8,030	8	0
	05/2016		ZAR	16,505	$		1,116	6	0
	08/2016	$		12,432		CNH	83,102	342	0
	10/2016		CNH	508,925	$		77,907	0	(55)
	10/2016	$		19,381		CNH	128,244	265	0

BPS	05/2016		KRW	911,790	$		754	0	(41)
	05/2016		TWD	8,044			239	0	(11)
	08/2016		CNH	46,319			7,000	0	(120)
	08/2016	$		3,514		CNH	23,052	29	0
	10/2016		BRL	7,500	$		1,784	0	(196)

BRC	05/2016		MXN	152,256			8,671	0	(104)
	05/2016		TWD	296,259			8,929	0	(288)
	05/2016	$		8,755		MXN	156,057	240	0
	05/2016			829		TWD	27,212	18	0
	10/2016			2,799		CNH	18,924	100	0

CBK	04/2016		JPY	653,200	$		5,799	0	(4)
	05/2016		CHF	205			211	0	(2)
	05/2016		EUR	1,011			1,125	0	(27)
	05/2016	$		4,667		EUR	4,169	83	0
	05/2016			973		INR	67,356	36	0
	07/2016		BRL	44,448	$		11,560	0	(493)
	10/2016			56,350			13,810	0	(1,065)

DUB	04/2016			11,694			3,008	0	(244)
	04/2016	$		3,102		BRL	11,694	154	(4)
	10/2016			1,551		CNH	10,473	53	0
	01/2017		BRL	3,500	$		830	0	(72)

GLM	04/2016			179,421			50,415	515	0
	04/2016		GBP	381			532	0	(15)
	04/2016	$		45,004		BRL	179,421	4,895	0
	04/2016			11,121		GBP	7,788	64	0
	05/2016		AUD	7,652	$		5,804	0	(51)
	05/2016		GBP	7,788			11,122	0	(64)
	05/2016	$		5,752		AUD	7,593	58	0
	05/2016			3,439		MXN	60,126	27	0
	07/2016		BRL	56,380	$		15,733	445	0
	10/2016			14,210			3,486	0	(265)

HUS	04/2016			179,287			49,533	0	(329)
	04/2016	$		50,377		BRL	179,287	0	(515)
	04/2016			39		CNH	254	0	0
	04/2016			1,034		JPY	116,388	0	0
	05/2016		JPY	116,388	$		1,035	0	0
	05/2016	$		44,869		BRL	162,855	63	0
	05/2016			120		HKD	936	1	0
	05/2016			3,073		TWD	102,095	103	0
	08/2016		CNH	70,847	$		10,710	0	(180)
	08/2016	$		8,852		CNH	58,966	212	0
	10/2016			11,214			75,638	373	0
	01/2021		BRL	2,050	$		316	0	(59)

JPM	04/2016		JPY	658,800			5,922	68	0
	04/2016	$		599		GBP	417	0	0
	04/2016			796		JPY	90,000	4	0
	05/2016		BRL	52,271	$		14,829	407	0
	05/2016	$		1,293		CNH	8,430	9	0
	05/2016			803		KRW	966,384	39	0
	05/2016			642		TWD	21,086	14	0
	07/2016			11,625		BRL	49,900	1,907	0
	10/2016		BRL	47,340	$		11,293	0	(1,204)
	10/2016		CNH	6,323			925	0	(44)
	10/2016	$		20,078		CNH	136,577	844	0

132	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	05/2016		BRL	12,843	$		3,645	$102	$0
	10/2016			9,450			2,315	0	(180)

NAB	04/2016		JPY	188,788			1,687	10	0

SCX	04/2016		GBP	7,824			10,890	0	(348)
	04/2016		JPY	17,800			158	0	0
	04/2016	$		166		CNH	1,082	1	0
	04/2016			11,758		JPY	1,312,200	0	(99)
	05/2016		EUR	21,856	$		24,324	0	(575)
	05/2016	$		2,582		CNH	16,837	18	0
	05/2016			401		EUR	361	10	0
	05/2016			2,801		TWD	91,878	57	0
	05/2016			1,683		ZAR	26,267	80	0
	08/2016		CNH	34,744	$		5,250	0	(91)
	08/2016	$		1,509		CNH	9,938	19	0
	10/2016			1,190			8,043	42	0
	02/2017		CNH	114,177	$		16,490	0	(875)

SOG	04/2016	$		467		CNH	3,044	4	0
	04/2016			259		TWD	8,500	5	0
	05/2016			297		TRY	887	14	0
	05/2016			1,575		TWD	53,402	86	0
	08/2016		CNH	12,563	$		1,900	0	(31)
	08/2016	$		986		CNH	6,462	7	0
	10/2016			1,771			11,958	61	0

UAG	04/2016			874			5,831	28	0
	05/2016			1,206			7,857	7	0
	08/2016		CNH	10,179	$		1,540	0	(25)
	10/2016	$		8,864		CNH	60,472	400	0
	02/2017			474			3,144	4	0

Total Forward Foreign Currency Contracts								$12,704	$(7,777)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	3,200	$33	$1
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		200	8	16

BPS	Call - OTC EUR versus USD	$	1.360	04/06/2016	EUR	27,470	3	0
	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	9,500	99	2

CBK	Call - OTC USD versus JPY		147.500	04/26/2016		29,646	3	0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	4,700	184	153

JPM	Call - OTC USD versus JPY	JPY	175.000	08/30/2016	$	3,607	0	0

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017		3,200	134	306

							$464	$478

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$	39,300	$14	$4
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016		27,700	53	39
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		5,300	270	265

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		33,200	113	156
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018		10,600	548	529

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017		38,900	140	182
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016		5,000	137	5

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		8,600	413	422

								$1,688	$1,602

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	133

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC Fannie Mae 4.000% due 04/01/2046	$	120.000	04/06/2016	$	173,000	$7	$0

Total Purchased Options							$2,159	$2,080

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$	800	$ (2)	$0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		700	(2)	0

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016		1,000	(2)	0

							$ (6)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	2,400	$(13)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		2,400	(16)	(1)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	3,200	(8)	0
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016		4,956	(271)	(205)
	Call - OTC USD versus RUB		108.000	02/22/2017		200	(8)	(3)

BPS	Put - OTC EUR versus USD	$	1.080	04/06/2016	EUR	7,700	(47)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		7,700	(47)	(4)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016	$	9,500	(26)	0

DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		2,705	(348)	(141)
	Put - OTC USD versus BRL		5.000	10/19/2017		2,705	(403)	(671)

FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	2,613	(101)	(84)
	Call - OTC EUR versus MXN		22.650	03/21/2017		2,613	(91)	(101)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017	$	2,000	(253)	(104)
	Put - OTC USD versus BRL		5.000	10/19/2017		2,000	(300)	(496)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,344	(72)	(41)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	4,700	(150)	(54)
	Put - OTC EUR versus MXN		18.900	03/21/2017		3,880	(157)	(125)
	Call - OTC EUR versus MXN		22.650	03/21/2017		3,880	(127)	(150)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016	$	8,284	(102)	(466)

HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	3,200	(209)	(249)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016	$	8,284	(210)	(2)

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	1,556	(111)	(121)
	Call - OTC USD versus RUB		110.000	02/24/2017	$	3,200	(138)	(51)

							$(3,208)	$(3,069)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	700	$(2)	$(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		700	(3)	(1)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	26,600	(277)	(278)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		5,900	(53)	(68)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		53,100	(565)	(554)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		8,700	(29)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		1,600	(27)	(30)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		5,400	(86)	(104)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	1,300	(5)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		1,300	(5)	(2)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	$	2,700	(46)	(51)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		5,500	(93)	(106)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		5,000	(138)	(268)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		43,000	(455)	(463)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	1,100	(4)	(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		1,100	(5)	(2)

								$(1,793)	$(1,942)

134	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$184	$0	$3

Total Written Options					$(5,007)	$(5,008)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	668	$1,806,326	AUD	34,000	CAD	0	EUR	88,841	$(21,377)
Sales	1,047	976,857		44,204		44,396		478,149	(17,078)
Closing Buys	(1,715)	(1,511,562)		(34,000)		(22,198)		(246,483)	21,509
Expirations	0	(645,765)		(15,873)		(22,198)		(188,707)	5,327
Exercised	0	(417,294)		(28,331)		0		(82,958)	6,612

Balance at End of Period	0	$208,562	AUD	0	CAD	0	EUR	48,842	$(5,007)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.734%	EUR	800	$(7)	$9	$2	$0

BPS	Barclays Bank PLC	3.000	06/20/2018	1.446		3,000	(9)	129	120	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734		750	(10)	11	1	0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	300	(4)	5	1	0

CBK	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	200	(2)	3	1	0

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629	$	200	(3)	4	1	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629		1,400	(18)	22	4	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	550	(7)	8	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		50	(1)	1	0	0

JPM	Brazil Government International Bond	1.000	12/20/2016	0.629	$	200	(2)	3	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	250	(2)	3	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		300	(7)	7	0	0

MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.734		200	(2)	3	1	0

							$(74)	$208	$134	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$2,200	$295	$(26)	$269	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	2,200	293	(23)	270	0

					$588	$(49)	$539	$0

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	135

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	300	$0	$(4)	$0	$(4)
	Receive	1-Year BRL-CDI	14.140	01/04/2021		36,300	0	(102)	0	(102)

CBK	Pay	1-Year BRL-CDI	12.810	01/04/2021		6,600	(1)	(57)	0	(58)

DUB	Pay	1-Year BRL-CDI	12.600	01/04/2021		13,200	1	(138)	0	(137)

FBF	Pay	1-Year BRL-CDI	12.055	01/04/2021		44,000	(25)	(629)	0	(654)
	Pay	1-Year BRL-CDI	12.560	01/04/2021		34,200	(3)	(290)	0	(293)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	5,550	0	314	314	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021	BRL	18,000	(12)	(146)	0	(158)
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	7,200	(36)	(106)	0	(142)
	Receive	3-Month EUR-EXT-CPI Index	0.660	01/30/2020		40,700	(3)	(607)	0	(610)

HUS	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	12,600	(56)	(131)	0	(187)

							$(135)	$(1,896)	$314	$(2,345)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RACNLGT Index	5,567	1-Month USD-LIBOR plus a specified spread	05/13/2016	$6,715		$64	$64	$0
	Pay	RACNSGT Index	13,760	1-Month USD-LIBOR plus a specified spread	05/13/2016	18,726		793	793	0
	Receive	RACNLGT Index	446,804	1-Month USD-LIBOR plus a specified spread	05/31/2016	659,226		(97,493)	0	(97,493)
	Pay	RACNSGT Index	437,994	1-Month USD-LIBOR plus a specified spread	05/31/2016	648,411		86,016	86,016	0
	Receive	RACNLGT Index	16,168	1-Month USD-LIBOR plus a specified spread	11/15/2016	19,845		492	492	0
	Pay	RACNSGT Index	6,164	1-Month USD-LIBOR plus a specified spread	11/15/2016	7,664		(251)	0	(251)

								$(10,379)	$87,365	$(97,744)

Total Swap Agreements							$379	$(12,116)	$88,352	$(100,089)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $16,680 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$988	$17	$87,636	$88,641	$(156)	$(209)	$(97,850)	$(98,215)	$(9,574)	$10,505	$931
BPS	29	2	121	152	(368)	(7)	0	(375)	(223)	0	(223)
BRC	358	0	1	359	(392)	0	0	(392)	(33)	0	(33)
CBK	119	308	271	698	(1,591)	(346)	(58)	(1,995)	(1,297)	1,314	17
DUB	207	0	1	208	(320)	(812)	(137)	(1,269)	(1,061)	1,148	87
FBF	0	0	0	0	0	(826)	(947)	(1,773)	(1,773)	1,783	10
GLM	6,004	838	314	7,156	(395)	(1,492)	(910)	(2,797)	4,359	(3,770)	589
GST	0	0	5	5	0	0	0	0	5	0	5
HUS	752	0	0	752	(1,083)	(251)	(187)	(1,521)	(769)	147	(622)
JPM	3,292	187	2	3,481	(1,248)	(422)	0	(1,670)	1,811	(1,920)	(109)
MSB	102	0	0	102	(180)	0	0	(180)	(78)	(80)	(158)
MYC	0	422	1	423	0	(471)	0	(471)	(48)	(213)	(261)
NAB	10	0	0	10	0	0	0	0	10	0	10
SCX	227	0	0	227	(1,988)	0	0	(1,988)	(1,761)	1,734	(27)
SOG	177	306	0	483	(31)	(172)	0	(203)	280	0	280
UAG	439	0	0	439	(25)	0	0	(25)	414	(260)	154

Total Over the Counter	$12,704	$2,080	$88,352	$103,136	$(7,777)	$(5,008)	$(100,089)	$(112,874)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

136	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	976	976
Swap Agreements	0	0	0	0	176	176

	$0	$0	$0	$0	$1,156	$1,156

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,704	$0	$12,704
Purchased Options	0	0	0	478	1,602	2,080
Swap Agreements	0	673	87,365	0	314	88,352

	$0	$673	$87,365	$13,182	$1,916	$103,136

	$0	$673	$87,365	$13,182	$3,072	$104,292

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$414	$414
Swap Agreements	0	0	0	0	1,300	1,300

	$0	$0	$0	$0	$1,714	$1,714

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,777	$0	$7,777
Written Options	0	0	0	3,066	1,942	5,008
Swap Agreements	0	0	97,744	0	2,345	100,089

	$0	$0	$97,744	$10,843	$4,287	$112,874

	$0	$0	$97,744	$10,843	$6,001	$114,588

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$146	$146
Written Options	0	0	17	0	371	388
Futures	0	0	0	0	5,259	5,259
Swap Agreements	0	(1,339)	0	0	(47,678)	(49,017)

	$0	$(1,339)	$17	$0	$(41,902)	$(43,224)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,306	$0	$21,306
Purchased Options	0	(52)	0	(1,919)	(8,881)	(10,852)
Written Options	0	251	0	6,293	11,586	18,130
Swap Agreements	0	3,256	(124,594)	(105)	(25,221)	(146,664)

	$0	$3,455	$(124,594)	$25,575	$(22,516)	$(118,080)

	$0	$2,116	$(124,577)	$25,575	$(64,418)	$(161,304)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(39)	$(39)
Written Options	0	0	0	0	157	157
Futures	0	0	0	0	(2,740)	(2,740)
Swap Agreements	0	(334)	0	0	20,625	20,291

	$0	$(334)	$0	$0	$18,003	$17,669

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(38,353)	$0	$(38,353)
Purchased Options	0	36	0	311	2,843	3,190
Written Options	0	5	0	10,093	(541)	9,557
Swap Agreements	0	(2,397)	83,966	41	1,547	83,157

	$0	$(2,356)	$83,966	$(27,908)	$3,849	$57,551

	$0	$(2,690)	$83,966	$(27,908)	$21,852	$75,220

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	137

Schedule of Investments PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (Cont.)

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$19,001	$21	$19,022
Corporate Bonds & Notes
Banking & Finance	0	48,059	4,927	52,986
Industrials	0	46,400	0	46,400
Utilities	0	13,219	0	13,219
Municipal Bonds & Notes
California	0	643	0	643
Iowa	0	2,156	0	2,156
New York	0	125	0	125
Ohio	0	304	0	304
Pennsylvania	0	117	0	117
U.S. Government Agencies	0	42,190	0	42,190
U.S. Treasury Obligations	0	234,901	0	234,901
Non-Agency Mortgage-Backed Securities	0	75,272	0	75,272
Asset-Backed Securities	0	82,360	0	82,360
Sovereign Issues	0	41,687	0	41,687
Preferred Securities
Banking & Finance	5,637	0	0	5,637
Short-Term Instruments
Certificates of Deposit	0	2,201	0	2,201
	$5,637	$608,635	$4,948	$619,220

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$16,244	$0	$0	$16,244

Total Investments	$21,881	$608,635	$4,948	$635,464

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(35,220)	$0	$(35,220)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	976	180	0	1,156
Over the counter	0	103,136	0	103,136
	$976	$103,316	$0	$104,292

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(414)	(1,300)	0	(1,714)
Over the counter	0	(112,874)	0	(112,874)
	$(414)	$(114,174)	$0	$(114,588)

Totals	$22,443	$562,557	$4,948	$589,948

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016. There were assets and liabilities valued at $6,626 transferred from Level 3 to Level 2 during the period ended March 31, 2016. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended March 31, 2016.

138	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.6%

BANK LOAN OBLIGATIONS 0.6%
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		$2,300	$2,291
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		171	171
BMC Software Finance, Inc.
5.000% due 09/10/2020		1,382	1,159
Charter Communications Operating LLC
3.000% due 07/01/2020		592	591
3.500% due 01/24/2023		2,300	2,306
Dell, Inc.
TBD% due 10/29/2018		372	373
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		300	300
Las Vegas Sands LLC
3.250% due 12/19/2020		3,251	3,252
Realogy Corp.
3.750% due 03/05/2020		296	297

Total Bank Loan Obligations (Cost $10,863)			10,740

CORPORATE BONDS & NOTES 28.7%

BANKING & FINANCE 20.2%
Abbey National Treasury Services PLC
1.142% due 03/13/2017		2,700	2,696
ABN AMRO Bank NV
4.750% due 07/28/2025		700	708
Ally Financial, Inc.
8.000% due 03/15/2020		3,776	4,239
Banca Carige SpA
3.750% due 11/25/2016	EUR	16,400	19,053
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2054		20,300	23,548
5.000% due 02/09/2056		1,300	1,596
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)		5,400	6,060
Bank of America Corp.
1.495% due 04/01/2019		$18,700	18,529
2.650% due 04/01/2019		3,700	3,768
4.125% due 01/22/2024		400	425
6.000% due 09/01/2017		5,400	5,709
6.500% due 08/01/2016		10,700	10,885
6.875% due 04/25/2018		7,275	7,993
Bank of New York Mellon Corp.
4.950% due 06/20/2020 (f)		5,600	5,600
Bank of Nova Scotia
2.050% due 10/30/2018		400	404
Barclays Bank PLC
7.625% due 11/21/2022		12,019	12,943
7.750% due 04/10/2023		2,400	2,523
10.179% due 06/12/2021		500	636
14.000% due 06/15/2019 (f)	GBP	6,000	10,914
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	2,000	2,022
8.000% due 12/15/2020 (f)		2,200	2,428
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		$1,000	969
BPCE S.A.
1.272% due 06/17/2017		15,900	15,879
2.500% due 07/15/2019		1,300	1,318
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	200	231
2.875% due 05/19/2016		400	456

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
1.175% due 03/10/2017		$10,300	$10,288
1.298% due 11/15/2016		15,400	15,423
1.579% due 07/25/2016		3,100	3,105
2.650% due 10/26/2020		6,200	6,268
5.950% due 05/15/2025 (f)		2,500	2,409
6.125% due 11/15/2020 (f)		2,200	2,208
Credit Agricole S.A.
1.177% due 06/12/2017		16,900	16,869
7.500% due 06/23/2026 (f)	GBP	700	884
7.875% due 01/23/2024 (f)		$200	190
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	958
Dexia Credit Local S.A.
1.875% due 07/17/2017	GBP	300	435
2.000% due 01/22/2021	EUR	100	124
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$806	821
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	2,900	4,163
General Motors Financial Co., Inc.
2.400% due 04/10/2018		$9,900	9,904
3.450% due 04/10/2022		15,300	15,051
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	500	589
Goldman Sachs Group, Inc.
3.500% due 01/23/2025		$3,600	3,642
5.375% due 03/15/2020		1,600	1,778
HDFC Bank Ltd.
3.000% due 03/06/2018		600	607
HSBC Holdings PLC
3.400% due 03/08/2021		1,500	1,532
4.250% due 08/18/2025		3,700	3,661
4.300% due 03/08/2026		600	619
HSBC USA, Inc.
1.390% due 08/07/2018		2,600	2,582
Industrial & Commercial Bank of China Ltd.
3.231% due 11/13/2019		900	932
International Lease Finance Corp.
6.750% due 09/01/2016		1,500	1,524
7.125% due 09/01/2018		100	109
Intesa Sanpaolo SpA
2.375% due 01/13/2017		200	201
JPMorgan Chase & Co.
1.169% due 04/25/2018		2,500	2,492
5.300% due 05/01/2020 (f)		2,000	2,010
6.000% due 01/15/2018		11,000	11,851
KBC Bank NV
8.000% due 01/25/2023		1,800	1,948
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	1,825	2,543
7.875% due 06/27/2029 (f)		200	278
MetLife, Inc.
5.250% due 06/15/2020 (f)		$2,100	2,012
Morgan Stanley
1.899% due 04/25/2018		300	302
3.875% due 04/29/2024		5,000	5,256
4.000% due 07/23/2025		2,800	2,935
5.500% due 07/24/2020		200	225
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	900	1,007
Navient Corp.
4.875% due 06/17/2019		$2,600	2,515
8.000% due 03/25/2020		500	499
8.450% due 06/15/2018		400	430
Novo Banco S.A.
5.000% due 05/23/2019	EUR	300	262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nykredit Realkredit A/S
2.000% due 04/01/2016	DKK	20,200	$3,083
PNC Bank N.A.
1.800% due 11/05/2018		$7,400	7,442
Rabobank Group
6.875% due 03/19/2020	EUR	300	404
8.375% due 07/26/2016 (f)		$1,500	1,524
8.400% due 06/29/2017 (f)		4,100	4,335
Rio Oil Finance Trust
9.250% due 07/06/2024		300	189
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	1,560	1,953
Stadshypotek AB
1.250% due 05/23/2018		$1,000	996
Standard Chartered PLC
3.200% due 05/12/2016		3,300	3,308
Swedbank Hypotek AB
1.375% due 03/28/2018		6,200	6,202
Toronto-Dominion Bank
1.069% due 07/02/2019		10,000	9,858
2.125% due 07/02/2019		11,600	11,783
UBS AG
5.125% due 05/15/2024		3,600	3,658
7.250% due 02/22/2022		600	619
7.625% due 08/17/2022		3,450	3,956
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		800	804
4.125% due 09/24/2025		1,000	1,004
Wells Fargo & Co.
1.032% due 09/14/2018		12,800	12,711
1.501% due 07/22/2020		2,400	2,383
2.600% due 07/22/2020		1,900	1,946

			383,131

INDUSTRIALS 3.4%
AbbVie, Inc.
1.800% due 05/14/2018		1,400	1,410
2.500% due 05/14/2020		600	612
3.200% due 11/06/2022		100	104
3.600% due 05/14/2025		500	526
4.500% due 05/14/2035		300	313
4.700% due 05/14/2045		300	320
Actavis Funding SCS
1.887% due 03/12/2020		2,600	2,592
4.550% due 03/15/2035		1,200	1,245
ADT Corp.
4.875% due 07/15/2042		200	136
6.250% due 10/15/2021		200	202
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		1,800	1,395
Altice Finco S.A.
7.625% due 02/15/2025		600	578
Amgen, Inc.
1.218% due 05/22/2019		1,400	1,388
2.200% due 05/22/2019		5,000	5,120
5.375% due 05/15/2043		1,500	1,715
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		2,000	2,057
3.650% due 02/01/2026		2,700	2,843
Aviation Capital Group Corp.
7.125% due 10/15/2020		800	905
BRF S.A.
4.750% due 05/22/2024		1,800	1,710
CCO Safari LLC
3.579% due 07/23/2020		500	512
4.464% due 07/23/2022		700	734

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	139

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.908% due 07/23/2025		$1,600	$1,691
6.384% due 10/23/2035		300	331
6.484% due 10/23/2045		700	781
6.834% due 10/23/2055		100	108
Cemex S.A.B. de C.V.
5.372% due 10/15/2018		200	200
5.875% due 03/25/2019		200	202
9.500% due 06/15/2018		200	212
Chesapeake Energy Corp.
3.872% due 04/15/2019		400	157
CNH Industrial Capital LLC
3.625% due 04/15/2018		500	503
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		162	183
CVS Health Corp.
2.800% due 07/20/2020		600	624
3.500% due 07/20/2022		200	215
3.875% due 07/20/2025		1,900	2,055
4.875% due 07/20/2035		500	559
5.125% due 07/20/2045		700	814
Daimler Finance North America LLC
1.875% due 01/11/2018		1,100	1,106
Finmeccanica SpA
8.000% due 12/16/2019	GBP	1,500	2,512
Forest Laboratories LLC
4.375% due 02/01/2019		$900	956
HCA, Inc.
6.500% due 02/15/2020		1,100	1,210
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,100	1,142
Kraft Heinz Foods Co.
1.600% due 06/30/2017		$200	201
2.000% due 07/02/2018		200	202
2.800% due 07/02/2020		100	103
3.500% due 07/15/2022		100	105
3.950% due 07/15/2025		100	107
5.000% due 07/15/2035		100	111
5.200% due 07/15/2045		100	112
Nissan Motor Acceptance Corp.
1.646% due 03/08/2019		2,800	2,802
NXP BV
3.500% due 09/15/2016		537	539
QUALCOMM, Inc.
4.650% due 05/20/2035		600	617
4.800% due 05/20/2045		700	695
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		3,325	3,192
Schaeffler Finance BV
4.250% due 05/15/2021		7,900	8,078
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (b)		1,000	1,050
SoftBank Group Corp.
4.500% due 04/15/2020		700	711
Tencent Holdings Ltd.
2.000% due 05/02/2017		400	402
UAL Pass-Through Trust
9.750% due 07/15/2018		129	136
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,800	3,858

			64,999

UTILITIES 5.1%
AES Corp.
3.635% due 06/01/2019		8,100	7,837
AT&T, Inc.
1.559% due 06/30/2020		1,500	1,486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.450% due 06/30/2020		$400	$405
3.000% due 06/30/2022		2,000	2,033
3.400% due 05/15/2025		1,000	1,004
4.500% due 05/15/2035		300	297
4.750% due 05/15/2046		300	294
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		2,800	2,796
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	1,500	1,549
2.762% due 01/15/2019		$800	652
3.002% due 03/17/2017		15,900	15,385
3.250% due 03/17/2017		700	689
3.250% due 04/01/2019	EUR	1,100	1,058
3.522% due 03/17/2020		$2,000	1,545
3.750% due 01/14/2021	EUR	700	627
4.375% due 05/20/2023		$50	37
4.875% due 03/17/2020		600	501
5.375% due 01/27/2021		300	247
5.750% due 01/20/2020		700	605
6.250% due 12/14/2026	GBP	500	501
6.850% due 06/05/2115		$250	173
8.375% due 12/10/2018		2,400	2,394
Sinopec Group Overseas Development Ltd.
1.397% due 04/10/2017		15,800	15,772
1.750% due 04/10/2017		10,400	10,429
Sprint Communications, Inc.
8.375% due 08/15/2017		5,000	4,956
Verizon Communications, Inc.
2.164% due 09/15/2016		8,500	8,547
2.382% due 09/14/2018		3,800	3,888
3.000% due 11/01/2021		4,000	4,163
3.650% due 09/14/2018		1,350	1,422
4.500% due 09/15/2020		100	111
5.150% due 09/15/2023		3,900	4,510

			95,913

Total Corporate Bonds & Notes (Cost $549,349)			544,043

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		1,000	1,024
7.750% due 01/01/2042		1,600	1,597

Total Municipal Bonds & Notes (Cost $2,556)			2,621

U.S. GOVERNMENT AGENCIES 8.4%
Fannie Mae
5.417% due 03/25/2041 (a)		10,314	1,750
6.267% due 03/25/2036 (a)		6,283	1,196
6.317% due 05/25/2036 (a)		1,449	135
24.828% due 12/25/2036		454	697
Fannie Mae, TBA
3.000% due 05/01/2046		7,500	7,681
3.500% due 04/01/2046		62,300	65,341
4.000% due 04/01/2046		68,300	73,001
Freddie Mac
6.034% due 07/15/2036 (a)		4,821	897
6.264% due 04/15/2036 (a)		2,270	353
Ginnie Mae, TBA
4.000% due 04/01/2046		7,000	7,488
NCUA Guaranteed Notes
0.818% due 03/06/2020		89	89

Total U.S. Government Agencies (Cost $157,556)			158,628

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 51.4%
U.S. Treasury Bonds
2.500% due 02/15/2046		$14,800	$14,433
2.875% due 08/15/2045		9,900	10,417
3.000% due 11/15/2044		3,150	3,401
3.000% due 05/15/2045		100	108
3.125% due 08/15/2044		4,150	4,593
U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024 (j)		136,588	137,251
0.250% due 01/15/2025		43,809	44,229
0.750% due 02/15/2045		14,235	13,813
2.500% due 01/15/2029		5,848	7,358
U.S. Treasury Notes
1.375% due 08/31/2020 (h)(j)		274,000	276,724
1.875% due 08/31/2022 (h)		183,900	188,264
2.000% due 07/31/2022 (l)		28,100	28,991
2.000% due 08/15/2025 (h)		22,400	22,842
2.125% due 05/15/2025 (l)		71,300	73,549
2.250% due 11/15/2024 (j)(l)		82,500	86,066
2.250% due 11/15/2025		59,000	61,429

Total U.S. Treasury Obligations (Cost $950,176)			973,468

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%
Adjustable Rate Mortgage Trust
2.787% due 09/25/2035		113	93
Banc of America Funding Trust
0.642% due 04/20/2047 ^		298	233
2.746% due 09/20/2034		133	132
3.023% due 01/20/2047 ^		150	126
BCAP LLC Trust
5.250% due 04/26/2037		217	199
Bear Stearns Adjustable Rate Mortgage Trust
2.471% due 04/25/2033		111	111
2.502% due 02/25/2033		11	11
2.606% due 08/25/2033		311	307
2.743% due 01/25/2033		1,888	1,896
2.799% due 01/25/2035		29	29
2.924% due 03/25/2035		125	126
2.948% due 07/25/2034		383	370
3.003% due 02/25/2034		38	38
Bear Stearns ALT-A Trust
0.933% due 01/25/2036 ^		352	281
2.355% due 10/25/2033		39	36
3.006% due 05/25/2035		152	146
Citigroup Mortgage Loan Trust, Inc.
2.070% due 09/25/2035		14	14
Claris Finance SRL
0.354% due 10/31/2060	EUR	212	240
Commercial Mortgage Trust
1.338% due 06/11/2027		$14,900	14,748
Countrywide Alternative Loan Trust
0.603% due 11/25/2036		649	639
0.613% due 05/25/2047		650	513
0.756% due 11/25/2035		10,712	8,802
0.833% due 08/25/2037		567	421
1.351% due 12/25/2035		11	10
5.500% due 11/25/2035		190	149
5.750% due 04/25/2047 ^		2,805	2,449
Countrywide Home Loan Mortgage Pass-Through Trust
1.093% due 02/25/2035		117	102
2.621% due 11/19/2033		393	385
2.736% due 11/25/2037		1,395	1,243
2.746% due 09/25/2047 ^		7	6
2.763% due 08/25/2034		256	230
5.750% due 07/25/2037 ^		10,007	9,412

140	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
1.055% due 03/25/2032		$14	$13
Credit Suisse Mortgage Capital Certificates
2.785% due 08/27/2036		10,028	9,750
2.889% due 04/26/2047		224	223
Deutsche ALT-A Securities, Inc.
1.183% due 10/25/2047		8,063	6,061
Eurohome UK Mortgages PLC
0.741% due 06/15/2044	GBP	822	1,073
First Horizon Mortgage Pass-Through Trust
2.705% due 02/25/2034		$84	84
GSR Mortgage Loan Trust
2.849% due 11/25/2035		25	24
6.000% due 03/25/2032		3	3
IndyMac Mortgage Loan Trust
0.673% due 07/25/2035		4	4
1.073% due 07/25/2045		184	149
JPMorgan Mortgage Trust
2.797% due 04/25/2037		329	289
MASTR Adjustable Rate Mortgages Trust
0.643% due 04/25/2046		11	8
2.673% due 10/25/2033		3,087	2,799
Merrill Lynch Alternative Note Asset Trust
0.613% due 04/25/2037		12,254	11,370
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035		1,206	1,083
0.683% due 08/25/2036		7	7
2.479% due 05/25/2033		237	229
Merrill Lynch Mortgage-Backed Securities Trust
3.093% due 04/25/2037 ^		30	25
Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045		3,076	3,149
Residential Accredit Loans, Inc. Trust
0.603% due 01/25/2037		8,374	6,437
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		8,227	7,676
Sequoia Mortgage Trust
1.120% due 03/20/2035		47	42
2.443% due 01/20/2047 ^		16	13
Structured Adjustable Rate Mortgage Loan Trust
2.542% due 05/25/2034		140	143
2.870% due 11/25/2035 ^		9,704	7,934
Structured Asset Mortgage Investments Trust
1.132% due 02/19/2035		102	95
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.538% due 08/25/2032		23	22
Thornburg Mortgage Securities Trust
2.394% due 06/25/2047 ^		42	37
WaMu Mortgage Pass-Through Certificates Trust
1.132% due 07/25/2047		1,328	1,063
1.231% due 10/25/2046 ^		17,910	14,033
1.975% due 01/25/2037 ^		7	6
2.025% due 04/25/2037 ^		22	18
2.155% due 08/25/2046		11,895	10,530
2.155% due 12/25/2046		534	487
2.190% due 12/25/2036 ^		7	6
2.431% due 10/25/2035		8,799	8,423
4.270% due 04/25/2037 ^		13,855	12,624
Washington Mutual Mortgage Pass-Through Certificates Trust
1.321% due 05/25/2046		9	6
2.273% due 02/25/2033		9	9
2.399% due 02/25/2033		11	11
Wells Fargo Alternative Loan Trust
2.799% due 07/25/2037 ^		259	217
6.250% due 07/25/2037 ^		8,764	7,926

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047	$12,000	$12,468

Total Non-Agency Mortgage-Backed Securities (Cost $171,269)		170,066

ASSET-BACKED SECURITIES 13.4%
ACE Securities Corp. Home Equity Loan Trust
2.233% due 10/25/2032	122	118
Argent Securities Trust
0.543% due 09/25/2036	1,556	547
Asset-Backed Funding Certificates Trust
1.333% due 02/25/2034	2,249	1,833
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031	4,256	4,267
Carrington Mortgage Loan Trust
0.693% due 02/25/2037	7,685	5,298
Citigroup Mortgage Loan Trust, Inc.
0.583% due 12/25/2036	9,096	4,964
0.593% due 09/25/2036	1,525	1,087
Countrywide Asset-Backed Certificates
0.573% due 05/25/2035	3,222	2,666
0.573% due 07/25/2037 ^	9,984	8,787
0.573% due 12/25/2046	22,421	16,577
0.583% due 06/25/2047 ^	8,628	7,758
0.586% due 01/25/2037	543	521
0.613% due 06/25/2036	2,247	2,204
0.623% due 06/25/2047	4,209	3,861
0.683% due 01/25/2046	10,000	6,553
0.713% due 09/25/2036	6,550	5,899
0.833% due 06/25/2036	1,100	785
1.528% due 12/25/2034	3,000	2,803
2.008% due 11/25/2034	1,600	989
5.352% due 04/25/2047 ^	661	742
Countrywide Asset-Backed Certificates Trust
0.903% due 04/25/2036	11,420	8,991
1.561% due 12/25/2034	5,800	5,397
First Franklin Mortgage Loan Trust
1.153% due 03/25/2035	76	76
Fremont Home Loan Trust
0.763% due 01/25/2036	1,500	1,205
GSAA Home Equity Trust
0.553% due 04/25/2047	3,886	3,175
GSAA Trust
0.553% due 06/25/2036	1,776	837
GSAMP Trust
0.583% due 12/25/2046	791	430
HSI Asset Securitization Corp. Trust
0.543% due 12/25/2036	19,874	7,736
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.643% due 04/25/2037	672	400
JPMorgan Mortgage Acquisition Trust
0.573% due 10/25/2036	10,162	9,489
0.583% due 07/25/2036	1,778	865
Lehman XS Trust
0.573% due 02/25/2037 ^	9,438	8,691
MASTR Asset-Backed Securities Trust
0.673% due 03/25/2036	1,300	764
Morgan Stanley ABS Capital, Inc. Trust
0.563% due 01/25/2037	5,939	3,110
0.563% due 02/25/2037	10,781	7,501
0.573% due 08/25/2036	10,147	5,478
0.648% due 03/25/2037	28,305	12,900
Morgan Stanley Mortgage Loan Trust
0.793% due 04/25/2037	910	442

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Motor PLC
0.913% due 08/25/2021		$558	$558
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.763% due 10/25/2036 ^		3,194	1,156
Ownit Mortgage Loan Trust
1.033% due 10/25/2036 ^		1,079	826
People’s Choice Home Loan Securities Trust
1.156% due 05/25/2035 ^		500	465
RAAC Trust
0.773% due 11/25/2036		3,696	3,246
Race Point CLO Ltd.
1.637% due 12/15/2022		17,468	17,430
Renaissance Home Equity Loan Trust
5.893% due 06/25/2037 ^		13,171	6,127
Residential Asset Mortgage Products Trust
0.883% due 04/25/2035		1,733	1,707
2.308% due 10/25/2034		11,309	9,227
Residential Asset Securities Corp. Trust
0.673% due 10/25/2036		25,000	18,781
Securitized Asset-Backed Receivables LLC Trust
0.723% due 11/25/2035		13,046	12,232
Soundview Home Loan Trust
0.693% due 02/25/2037		2,670	1,022
Structured Asset Investment Loan Trust
0.793% due 10/25/2035		7,435	7,307
1.333% due 05/25/2035		1,400	1,148
1.633% due 12/25/2034		4,822	4,227
VOLT LLC
4.250% due 02/26/2046		3,263	3,267
WaMu Asset-Backed Certificates Trust
0.673% due 05/25/2047		13,600	8,735

Total Asset-Backed Securities (Cost $258,010)			253,207

SOVEREIGN ISSUES 8.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	600	643
Autonomous Community of Catalonia
4.750% due 06/04/2018		200	228
4.950% due 02/11/2020		1,400	1,596
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (d)	BRL	461,650	120,143
0.000% due 01/01/2017 (d)		4,900	1,236
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$9,200	10,054
Kommunalbanken A/S
1.010% due 03/27/2017		2,700	2,706
Korea Development Bank
3.250% due 09/20/2016		500	505
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,300	1,305
Republic of Greece Government International Bond
3.000% due 02/24/2024	EUR	500	406
3.000% due 02/24/2029		1,400	1,012
3.000% due 02/24/2031		1,000	698
4.500% due 11/08/2016	JPY	610,000	5,054
4.750% due 04/17/2019	EUR	6,100	6,199
Spain Government International Bond
2.900% due 10/31/2046		3,800	4,547

Total Sovereign Issues (Cost $145,948)			156,332

SHORT-TERM INSTRUMENTS 3.7%

REPURCHASE AGREEMENTS (g) 1.8%
			33,500

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	141

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.9%
0.251% due 04/07/2016 -04/28/2016 (c)(d)(l)	$35,720	$35,718

Total Short-Term Instruments (Cost $69,216)		69,218

Total Investments in Securities (Cost $2,314,943)		2,338,323

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%
PIMCO Short-Term Floating NAV Portfolio III	11,109,836	$109,776

Total Short-Term Instruments (Cost $109,754)		109,776

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $109,754)	$109,776

Total Investments 129.4% (Cost $2,424,697)	$2,448,099

Financial Derivative Instruments (i)(k) 0.3% (Cost or Premiums, net $(12,905))	5,794

Other Assets and Liabilities, net (29.7%)	(561,566)

Net Assets 100.0%	$1,892,327

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
NOM	0.480%	03/31/2016	04/01/2016	$15,700	U.S. Treasury Notes 2.125% due 05/15/2025	$(16,072)	$15,700	$15,700
	0.500	03/31/2016	04/01/2016	17,800	U.S. Treasury Notes 2.250% due 11/15/2024	(18,194)	17,800	17,800

Total Repurchase Agreements						$(34,266)	$33,500	$33,500

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.600%	03/03/2016	04/12/2016	$(5,684)	$(5,687)
BSN	0.590	02/04/2016	04/05/2016	(76,031)	(76,102)
	0.600	02/11/2016	04/11/2016	(725)	(726)
SCX	0.610	01/15/2016	04/15/2016	(6,969)	(6,978)
	0.610	03/28/2016	04/15/2016	(5,189)	(5,189)
	0.620	01/14/2016	05/13/2016	(73,336)	(73,435)
	0.620	01/19/2016	05/17/2016	(45,878)	(45,936)
	0.630	01/28/2016	04/21/2016	(1,929)	(1,931)
	0.640	01/29/2016	04/29/2016	(46,602)	(46,654)
	0.650	02/10/2016	04/11/2016	(4,543)	(4,547)

Total Reverse Repurchase Agreements					$(267,185)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(148,410) at a weighted average interest rate of 0.531%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

142	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	04/01/2046	$5,400	$(5,524)	$(5,542)
Fannie Mae, TBA	3.500	04/01/2046	65,000	(67,813)	(68,172)
Fannie Mae, TBA	4.000	04/01/2046	74,900	(79,757)	(80,056)

Total Short Sales				$(153,094)	$(153,770)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $269,034 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(5,687)	$0	$(5,687)	$5,733	$46
BSN	0	(76,828)	0	(76,828)	76,999	171
NOM	33,500	0	0	33,500	(34,266)	(766)
SCX	0	(184,670)	0	(184,670)	184,950	280
SGY	0	0	0	0	(266)	(266)

Total Borrowings and Other Financing Transactions	$33,500	$(267,185)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(147,814)	$(119,371)	$0	$(267,185)

Total Borrowings	$0	$(147,814)	$(119,371)	$0	$(267,185)

Gross amount of recognized liabilities for reverse repurchase agreements					$(267,185)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$106.000	05/20/2016	314	$2	$0
Put - CBOT U.S. Treasury 5-Year Note June Futures	112.000	05/20/2016	5,928	51	40

				$53	$40

Total Purchased Options				$53	$40

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,969	$(2,796)	$0	$(24)
90-Day Eurodollar June Futures	Short	06/2016	72	(73)	0	0
90-Day Eurodollar September Futures	Short	09/2016	10	(13)	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	143

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2016	39	$35	$28	$0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	13	(1)	0	0
E-mini S&P 500 Index June Futures	Long	06/2016	350	(163)	0	(65)
Euro STOXX 50 June Futures	Long	06/2016	535	(264)	0	(294)
Euro-Bobl June Futures	Long	06/2016	576	(306)	0	(46)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	1,057	(3,149)	24	(313)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	432	(210)	29	(133)
FTSE 100 Index June Futures	Long	06/2016	122	(55)	6	(80)
Nikkei 225 Index June Futures	Long	06/2016	95	(106)	6	(111)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	13	5	0	0
U.S. Treasury 2-Year Note June Futures	Long	06/2016	314	17	25	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	5,928	1,418	1,297	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	518	1,098	194	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	300	(355)	319	0

Total Futures Contracts				$(4,918)	$1,928	$(1,066)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$61,200	$1,858	$1,567	$99	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	415,900	2,222	(470)	0	(25)

				$4,080	$1,097	$99	$(25)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR *	1.100%	01/23/2018	$	607,500	$1,079	$816	$121	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		1,392,600	(37,357)	(30,614)	0	(901)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		123,200	5,473	2,805	207	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		739,300	(46,530)	(11,769)	0	(1,912)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		48,100	3,010	637	116	0
Pay	3-Month USD-LIBOR *	2.000	06/15/2023		85,900	3,145	529	224	0
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		201,200	(10,400)	(823)	0	(758)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		133,500	(19,323)	(1,628)	0	(943)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		27,300	(2,044)	185	0	(189)
Receive	6-Month EUR-EURIBOR	0.095	03/25/2025	EUR	800	(41)	(36)	1	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		95,800	1,334	717	0	(167)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		2,300	(118)	(49)	2	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022	GBP	35,000	(2,710)	(953)	0	(75)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		33,600	(122)	(354)	0	(62)
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		8,000	(260)	(125)	0	(54)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	5,880,000	(744)	(39)	154	0
Pay	28-Day MXN-TIIE	5.840	09/14/2021	MXN	85,400	109	(7)	5	0
Pay	28-Day MXN-TIIE	5.905	09/22/2021		232,800	333	244	14	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		40,400	23	19	4	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024		46,300	16	(25)	2	0

						$(105,127)	$(40,470)	$850	$(5,061)

Total Swap Agreements						$(101,047)	$(39,373)	$949	$(5,086)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

144	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $61,886 and cash of $2,247 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$40	$1,928	$949	$2,917	$0	$(1,066)	$(5,086)	$(6,152)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2016		$2,167	AUD	2,898	$54	$0
	04/2016		7,444	CAD	9,831	125	0
	04/2016		159,537	GBP	110,728	0	(504)
	05/2016	GBP	110,728		$159,548	501	0

BOA	04/2016	AUD	564		403	0	(29)
	04/2016	BRL	19,845		4,939	0	(580)
	04/2016	CAD	1,838		1,421	6	0
	04/2016	DKK	44,040		6,685	0	(40)
	04/2016	EUR	120,849		133,180	0	(4,334)
	04/2016	JPY	45,360,180		404,841	1,990	(190)
	04/2016	SEK	13,035		1,536	0	(69)
	04/2016	TRY	1,981		703	1	0
	04/2016		$22,477	AUD	29,619	227	0
	04/2016		5,340	BRL	19,845	216	(36)
	04/2016		4,349	NOK	37,525	185	0
	05/2016	BRL	94,942		$27,072	878	0
	05/2016	CHF	18,991		19,741	0	(34)
	05/2016	KRW	14,500,835		11,651	0	(991)
	05/2016		$9,625	CNH	62,757	64	0
	05/2016		6,691	DKK	44,040	40	0
	05/2016		4,144	HKD	32,207	10	0
	05/2016		18,332	JPY	2,083,100	192	0
	05/2016		3,867	KRW	4,807,996	325	0
	05/2016	ZAR	7,964		$513	0	(22)
	08/2016		$10,611	CNH	70,125	169	0
	10/2016		38,035		248,333	6	0

BPS	04/2016	BRL	2,702		$759	8	0
	04/2016		$689	BRL	2,702	63	0
	04/2016		2,455	CLP	1,697,810	78	0
	05/2016	MXN	641,885		$36,443	0	(555)
	05/2016	MYR	240,171		55,174	0	(6,764)
	05/2016	RUB	164,416		2,385	3	(36)
	05/2016	TRY	363		124	0	(3)
	05/2016		$828	KRW	1,001,276	45	0
	05/2016		2,175	TWD	73,202	102	0
	06/2016	COP	310,579		$100	0	(3)
	07/2016	BRL	156,684		43,560	1,071	0
	08/2016	CNH	92,638		14,000	0	(239)
	08/2016		$7,028	CNH	46,104	59	0
	10/2016	BRL	37,240		$8,939	0	(892)

BRC	05/2016	HKD	4,113		529	0	(1)
	05/2016	MXN	60,383		3,416	0	(65)
	05/2016	TWD	179,254		5,360	0	(217)
	05/2016		$4,225	HKD	32,793	4	0
	05/2016		2,180	KRW	2,497,190	0	(3)
	05/2016		386	MXN	6,776	5	(1)
	05/2016		132	RUB	9,798	12	0
	05/2016		1,357	SGD	1,880	37	0
	05/2016		4,082	TWD	134,044	88	0
	10/2016		13,766	CNH	92,837	456	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	145

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2016	CAD	83,346		$60,263	$0	$(3,912)
	04/2016	CHF	25,479		25,536	0	(962)
	04/2016	CZK	165,793		6,828	0	(148)
	04/2016	DKK	2,470		375	0	(2)
	04/2016	EUR	7,232		8,000	0	(229)
	04/2016	JPY	3,083,300		27,375	0	(21)
	04/2016	NOK	3,310		390	0	(10)
	04/2016		$115,055	CAD	151,492	1,590	0
	04/2016		1,127	CHF	1,121	39	0
	04/2016		531	CZK	12,756	6	0
	04/2016		3,484	EUR	3,154	105	0
	05/2016	CAD	140,878		$106,928	0	(1,549)
	05/2016	CNH	79,361		12,018	0	(235)
	05/2016	HUF	138,514		480	0	(22)
	05/2016	ILS	62,247		16,006	0	(579)
	05/2016	INR	1,052,654		15,444	0	(333)
	05/2016	MXN	26,185		1,487	0	(22)
	05/2016	SGD	9,877		7,059	0	(267)
	05/2016	THB	137,674		3,852	0	(57)
	05/2016		$3,795	HKD	29,421	0	(1)
	05/2016		10,072	IDR	138,012,369	366	0
	05/2016		2,353	ILS	9,108	74	0
	05/2016		658	INR	45,528	25	0
	05/2016		536	KRW	645,987	27	0
	05/2016		1,069	PLN	4,136	38	0
	05/2016		1,246	RUB	89,618	72	0
	05/2016		2,840	TRY	8,460	124	0
	05/2016		9,364	TWD	307,327	197	0
	10/2016	BRL	39,780		$9,485	0	(1,016)
	10/2016	CNH	3,096		454	0	(20)

DUB	04/2016	BRL	359,628		98,537	0	(1,481)
	04/2016		$100,316	BRL	359,628	616	(914)
	04/2016		243	CZK	6,044	11	0
	05/2016	THB	961,078		$26,981	0	(306)
	05/2016	TRY	393		133	0	(5)
	05/2016		$85,940	BRL	312,848	375	0
	05/2016		735	INR	50,212	18	0
	05/2016		2,883	MYR	11,518	87	0
	05/2016		700	PHP	32,642	9	0
	05/2016		2,776	THB	98,180	15	(4)
	05/2016		6,308	TWD	202,802	1	0
	06/2016		181	COP	581,010	12	0
	10/2016	CNH	846,130		$129,427	0	(190)
	10/2016		$6,665	CNH	45,005	229	0
	01/2017	BRL	4,900		$1,162	0	(101)

FBF	04/2016		1,024		288	3	0
	04/2016		$277	BRL	1,024	8	0
	05/2016		1,175	THB	41,217	0	(5)

GLM	04/2016	AUD	40,371		$30,680	0	(266)
	04/2016	BRL	492,950		138,512	1,416	0
	04/2016	CAD	75,887		55,694	0	(2,737)
	04/2016	GBP	3,681		5,138	0	(149)
	04/2016	NOK	32,425		3,826	0	(93)
	04/2016	SEK	7,985		963	0	(21)
	04/2016		$123,844	BRL	492,950	13,253	0
	04/2016		8,204	CAD	10,989	257	0
	04/2016		8,564	GBP	6,085	176	0
	04/2016		26,101	JPY	2,971,500	302	0
	04/2016		18,261	SEK	155,210	858	0
	05/2016	IDR	7,965,540		$596	0	(6)
	05/2016	PHP	12,572		260	0	(13)
	05/2016	PLN	4,993		1,234	0	(104)
	05/2016		$760	HUF	223,007	48	0
	05/2016		517	INR	34,448	0	(1)
	05/2016		5,408	KRW	6,415,801	185	0
	05/2016		15,295	MXN	267,410	118	0
	05/2016		3,197	MYR	13,183	203	0
	05/2016		3,825	NOK	32,425	93	0
	05/2016		132	PHP	6,399	7	0
	05/2016		1,987	THB	70,388	12	0

146	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2016		$4,122	TWD	133,800	$41	$0
	06/2016		770	COP	2,579,668	85	0
	10/2016	BRL	20,000		$4,906	0	(373)

HUS	04/2016		65,925		17,386	0	(949)
	04/2016	GBP	133,330		186,420	0	(5,076)
	04/2016		$18,524	BRL	65,925	0	(189)
	04/2016		1,979	CLP	1,376,469	75	0
	04/2016		242	CNH	1,579	2	0
	04/2016		312,048	JPY	35,133,080	121	0
	05/2016	HKD	554,727		$71,201	0	(331)
	05/2016	IDR	6,133,540		454	0	(10)
	05/2016	JPY	33,049,980		293,837	0	(63)
	05/2016	KRW	1,392,088		1,148	0	(66)
	05/2016	RUB	356,572		4,994	0	(251)
	05/2016	THB	50,726		1,415	0	(25)
	05/2016		$553	INR	37,908	15	0
	05/2016		3,701	MYR	15,558	311	0
	05/2016		199	PHP	9,476	7	0
	05/2016		1,099	THB	39,512	23	0
	05/2016		3,545	TWD	117,694	117	0
	05/2016	ZAR	57,076		$3,714	0	(118)
	08/2016	CNH	140,801		21,285	0	(358)
	08/2016		$17,104	CNH	112,621	207	0
	10/2016	CNH	161,106		$23,569	0	(1,111)
	10/2016		$24,613	CNH	164,116	528	0
	01/2021	BRL	3,920		$604	0	(113)

JPM	04/2016		162,371		44,546	0	(611)
	04/2016	CAD	13,079		9,649	0	(422)
	04/2016	CLP	1,063,664		1,486	0	(101)
	04/2016	DKK	16,203		2,391	0	(83)
	04/2016	JPY	1,061,800		9,545	110	0
	04/2016		$45,337	BRL	162,371	208	(387)
	04/2016		2,582	CHF	2,584	105	0
	04/2016		5,054	CLP	3,545,422	236	0
	04/2016		321	CZK	7,903	12	0
	04/2016		9,539	EUR	8,738	404	0
	04/2016		19,153	GBP	13,405	100	0
	04/2016		33,199	JPY	3,753,300	150	0
	04/2016		7,688	RUB	566,647	719	0
	05/2016	BRL	129,757		$36,810	1,010	0
	05/2016	DKK	3,465		510	0	(19)
	05/2016	IDR	14,212,176		1,064	0	(11)
	05/2016	KRW	53,655,851		44,592	0	(2,185)
	05/2016	MXN	7,961		446	0	(13)
	05/2016	MYR	13,034		3,138	0	(223)
	05/2016	RUB	192,039		2,491	0	(334)
	05/2016	TWD	3,510,318		106,163	0	(3,048)
	05/2016		$46,093	BRL	168,955	548	(27)
	05/2016		5,841	CNH	38,083	39	0
	05/2016		1,094	GBP	760	0	(2)
	05/2016		774	INR	52,318	10	0
	05/2016		2,014	KRW	2,404,051	82	0
	05/2016		3,989	MYR	16,640	302	0
	05/2016		183	PHP	8,589	4	0
	05/2016		8,462	TWD	277,593	174	0
	05/2016		825	ZAR	12,257	0	(1)
	05/2016	ZAR	7,987		$511	0	(25)
	06/2016		$276	COP	833,688	0	0
	08/2016		24,962	CNH	168,057	870	0
	10/2016	BRL	56,300		$13,379	0	(1,483)
	10/2016		$6,641	CNH	44,893	236	0

MSB	04/2016	NOK	1,790		$211	0	(6)
	04/2016	SEK	6,155		753	0	(5)
	04/2016		$1,439	CHF	1,394	11	0
	04/2016		7,428	DKK	50,405	269	0
	04/2016		3,463	EUR	3,055	13	0
	04/2016		1,035	GBP	728	10	0
	05/2016	BRL	31,880		$9,048	252	0
	05/2016		$44,197	MXN	787,512	1,195	0
	05/2016		3,731	TWD	122,324	75	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	147

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2016	ZAR	4,847		$311	$0	$(15)
	10/2016	BRL	308,330		73,196	0	(8,197)
	10/2016		$6,747	CNH	44,644	93	(1)

SCX	04/2016	DKK	675		$100	0	(3)
	04/2016		$3,875	AUD	5,227	131	0
	04/2016		643	CNH	4,188	5	0
	04/2016		5,023	EUR	4,495	92	0
	04/2016		8,573	GBP	6,065	138	0
	04/2016		68,405	JPY	7,647,400	0	(455)
	05/2016	PLN	8,071		$2,017	0	(144)
	05/2016	TWD	37,811		1,122	0	(54)
	05/2016		$11,660	CNH	76,035	79	0
	05/2016		3,037	KRW	3,712,859	200	0
	05/2016		140	PHP	6,815	8	0
	05/2016		5,968	TWD	195,828	125	0
	05/2016		11,631	ZAR	172,942	0	(4)
	05/2016	ZAR	8,061		$544	3	0
	08/2016	CNH	69,158		10,450	0	(181)
	08/2016		$3,858	CNH	25,409	48	0
	10/2016	CNH	161,837		$24,787	0	(4)
	10/2016		$5,114	CNH	34,566	181	0
	02/2017	CNH	208,554		$30,121	0	(1,597)

SOG	04/2016	CLP	17,159,264		24,111	0	(1,490)
	04/2016		$1,545	CNH	10,064	12	0
	04/2016		314	CZK	7,797	14	0
	04/2016		909	TWD	29,833	19	0
	05/2016		829	ILS	3,138	7	0
	08/2016	CNH	24,464		$3,700	0	(60)
	08/2016		$1,919	CNH	12,577	14	0
	10/2016		7,609		51,376	261	0

UAG	04/2016	BRL	35,267		$9,909	101	0
	04/2016	DKK	3,220		483	0	(9)
	04/2016	SEK	128,035		15,485	0	(286)
	04/2016		$9,262	BRL	35,267	546	0
	04/2016		1,426	CHF	1,389	18	0
	04/2016		121,655	EUR	108,639	1,965	0
	05/2016	EUR	107,746		$120,758	0	(1,953)
	05/2016	IDR	12,726,075		951	0	(11)
	05/2016	PHP	268,727		5,596	0	(239)
	05/2016		$5,447	CNH	35,487	32	0
	05/2016		3,800	HKD	29,480	1	0
	05/2016		1,974	INR	137,011	80	0
	05/2016		3,886	KRW	4,813,588	311	0
	05/2016		6,503	MYR	26,426	312	0
	05/2016		522	PHP	24,983	20	0
	05/2016		15,501	SEK	128,035	287	0
	05/2016		3,476	THB	123,346	27	(1)
	05/2016		7,046	TWD	235,125	269	0
	08/2016	CNH	20,260		$3,065	0	(49)
	02/2017		$5,717	CNH	37,915	49	0

Total Forward Foreign Currency Contracts						$42,119	$(64,161)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
FBF	Put - OTC CDX.IG-25 5-Year Index	Buy	2.600%	04/20/2016	$ 107,100	$10	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus JPY	JPY	107.000	04/14/2016	$	13,900	$142	$3
	Put - OTC USD versus RUB	RUB	71.150	02/22/2017		700	28	56

BPS	Put - OTC USD versus JPY	JPY	107.000	04/14/2016		40,000	418	7

148	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	147.500	04/26/2016	$	96,358	$10	$0

GLM	Put - OTC EUR versus MXN	MXN	19.000	02/15/2017	EUR	19,800	774	643

SOG	Put - OTC USD versus RUB	RUB	73.000	02/24/2017	$	13,600	571	1,300

							$1,943	$2,009

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	07/18/2016	$ 167,300	$59	$16
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700	10/03/2016	130,200	249	184
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	24,100	1,226	1,203

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	119,500	407	560
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	48,000	2,484	2,396

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/28/2017	137,400	493	644
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016	23,300	638	25

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018	31,750	1,527	1,559

							$7,083	$6,587

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC Fannie Mae 3.500% due 04/01/2046	$120.000	04/06/2016	$ 201,000	$8	$0

JPM	Put - OTC Fannie Mae 3.000% due 04/01/2046	71.000	04/06/2016	207,400	8	0

					$16	$0

Total Purchased Options					$9,052	$8,596

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700%	05/18/2016	$2,700	$(5)	$0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016	3,500	(8)	(1)

GST	Put - OTC CDX.IG-25 5-Year Index	Sell	1.800	05/18/2016	4,200	(11)	0

						$(24)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD		$1.080	04/06/2016	EUR	10,400	$(56)	$0
	Call - OTC EUR versus USD		1.160	04/06/2016		10,400	(68)	(6)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016		$13,900	(36)	0
	Call - OTC USD versus RUB	RUB	80.000	12/02/2016		20,400	(1,118)	(845)
	Call - OTC USD versus RUB		108.000	02/22/2017		700	(28)	(12)

BPS	Put - OTC EUR versus USD		$1.080	04/06/2016	EUR	33,100	(202)	0
	Call - OTC EUR versus USD		1.160	04/06/2016		33,100	(202)	(18)
	Put - OTC USD versus JPY	JPY	100.000	04/14/2016		$40,000	(109)	0

DUB	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		5,373	(692)	(280)
	Put - OTC USD versus BRL		5.000	10/19/2017		5,373	(801)	(1,332)

FBF	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	9,211	(358)	(296)
	Call - OTC EUR versus MXN		22.650	03/21/2017		9,211	(320)	(357)
	Call - OTC USD versus BRL	BRL	5.000	10/19/2017		$16,121	(2,043)	(838)
	Put - OTC USD versus BRL		5.000	10/19/2017		16,121	(2,433)	(3,997)
	Call - OTC USD versus BRL		6.300	01/11/2018		5,470	(291)	(165)

GLM	Call - OTC EUR versus MXN	MXN	26.750	02/15/2017	EUR	19,800	(632)	(227)
	Put - OTC EUR versus MXN		18.900	03/21/2017		13,697	(556)	(440)
	Call - OTC EUR versus MXN		22.650	03/21/2017		13,697	(448)	(531)
	Put - OTC USD versus BRL	BRL	3.800	04/05/2016		$33,137	(406)	(1,864)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	149

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	10,400	$(680)	$(811)
	Call - OTC USD versus BRL	BRL	3.800	04/05/2016		$33,137	(839)	(7)

SOG	Call - OTC EUR versus RUB	RUB	85.000	12/02/2016	EUR	9,500	(675)	(740)
	Call - OTC USD versus RUB		110.000	02/24/2017		$13,600	(588)	(215)

							$(13,581)	$(12,981)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	06/14/2016	EUR	2,500	$(9)	$(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		2,500	(11)	(5)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018	$	120,200	(1,250)	(1,255)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		27,700	(249)	(321)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		239,900	(2,555)	(2,505)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	04/11/2016		31,900	(105)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017		5,800	(97)	(110)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		19,100	(305)	(367)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	4,900	(19)	(25)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		4,900	(18)	(8)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.555	03/28/2017	$	9,600	(165)	(181)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.565	03/28/2017		19,300	(328)	(371)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		23,300	(643)	(1,248)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		158,800	(1,681)	(1,708)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	3,800	(12)	(20)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		3,800	(16)	(6)

								$(7,463)	$(8,139)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	15.800%	02/20/2017	$ 780	$0	$11

Total Written Options					$(21,068)	$(21,110)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in CAD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	1,036	$1,995,355	AUD	62,000	CAD	0	EUR	139,515	$(14,191)
Sales	3,699	2,446,790		159,728		82,616		1,006,346	(41,297)
Closing Buys	(4,735)	(1,358,477)		(62,000)		(41,308)		(417,723)	17,978
Expirations	0	(1,817,069)		(67,439)		(41,308)		(387,417)	11,397
Exercised	0	(396,487)		(92,289)		0		(145,805)	5,045

Balance at End of Period	0	$870,112	AUD	0	CAD	0	EUR	194,916	$(21,068)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.734%	EUR	2,600	$(20)	$27	$7	$0

BPS	Volkswagen International Finance NV	1.000	06/20/2016	0.737		600	(2)	3	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734		1,100	(14)	17	3	0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	1,500	(19)	23	4	0

CBK	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	600	(5)	6	1	0

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629	$	1,200	(15)	19	4	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629		4,200	(55)	68	13	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	1,100	(14)	17	3	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		100	(2)	2	0	0

150	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Brazil Government International Bond	1.000%	12/20/2016	0.629%	$	1,800	$(21)	$26	$5	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	200	(2)	3	1	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		500	(11)	11	0	0

MYC	Volkswagen International Finance NV	1.000	12/20/2016	0.734		600	(6)	7	1	0

							$(186)	$229	$43	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$8,523	$(1,706)	$98	$0	$(1,608)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	13,700	1,858	(178)	1,680	0

BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	17,046	(3,453)	238	0	(3,215)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	18,700	2,543	(249)	2,294	0

					$(758)	$(91)	$3,974	$(4,823)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.338%	11/15/2030	GBP	260	$3	$15	$18	$0
	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	6,700	(14)	(86)	0	(100)
	Receive	3-Month EUR-EXT-CPI Index	0.710	01/29/2020	EUR	18,400	(17)	(313)	0	(330)

BPS	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	77,600	10	(1,164)	0	(1,154)

CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	280	0	29	29	0
	Pay	1-Month GBP-UKRPI	3.330	11/15/2030		12,410	(21)	746	725	0
	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	3	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.990	03/31/2020	EUR	18,400	(3)	(541)	0	(544)

DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	3,452	(5)	206	201	0
	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	19,000	3	(286)	0	(283)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		114,400	189	(1,191)	0	(1,002)

FBF	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	100	1	9	10	0
	Pay	1-Year BRL-CDI	12.560	01/04/2021	BRL	68,300	(7)	(577)	0	(584)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	4,970	0	281	281	0
	Pay	1-Year BRL-CDI	12.230	01/04/2021	BRL	77,800	(36)	(960)	0	(996)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		75,100	31	(689)	0	(658)
	Receive	1-Year BRL-CDI	14.250	01/04/2021		133,900	0	(485)	0	(485)
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	31,200	(60)	(556)	0	(616)
	Receive	3-Month EUR-EXT-CPI Index	0.660	01/30/2020		35,100	(3)	(523)	0	(526)
	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020		72,500	(6)	(2,148)	0	(2,154)

HUS	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	76,400	(154)	(982)	0	(1,136)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		64,400	81	(906)	0	(825)

MYC	Pay	1-Year BRL-CDI	12.230	01/04/2021		15,500	10	(208)	0	(198)
	Receive	1-Year BRL-CDI	14.190	01/04/2021		151,400	0	(482)	0	(482)

							$2	$(10,811)	$1,264	$(12,073)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	151

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RALVEIET Index	775,051	1-Month USD-LIBOR plus a specified spread	04/29/2016	$57,502		$7,369	$7,369	$0
	Pay	NDDUWXUS Index	68,137	1-Month USD-LIBOR plus a specified spread	01/19/2017	299,296		(20,133)	0	(20,133)
	Pay	S&P 500 Total Return Index	21,074	1-Month USD-LIBOR plus a specified spread	01/19/2017	80,365		(727)	0	(727)
	Pay	NDUEEGF Index	66,187	1-Month USD-LIBOR plus a specified spread	02/16/2017	21,100		(2,691)	0	(2,691)
	Pay	NDDUWXUS Index	30,587	1-Month USD-LIBOR plus a specified spread	02/21/2017	136,167		(5,444)	0	(5,444)

BPS	Pay	NDDUWXUS Index	18,063	1-Month USD-LIBOR plus a specified spread	01/19/2017	83,559		(1,142)	0	(1,142)
	Pay	S&P 500 Total Return Index	126,539	1-Month USD-LIBOR plus a specified spread	01/19/2017	458,964		(30,865)	0	(30,865)

CBK	Receive	RALVEIIT Index	3,532,803	1-Month USD-LIBOR plus a specified spread	01/12/2017	371,934		6,506	6,506	0
	Receive	RALVEIUT Index	3,509,863	1-Month USD-LIBOR plus a specified spread	01/12/2017	415,462		25,817	25,817	0
	Receive	RALVEIUT Index	1,218,098	1-Month USD-LIBOR plus a specified spread	01/19/2017	150,094		3,091	3,091	0
	Receive	RALVEIUT Index	747,020	1-Month USD-LIBOR plus a specified spread	02/16/2017	89,000		4,921	4,921	0

DUB	Pay	NDUEEGF Index	314,870	1-Month USD-LIBOR plus a specified spread	01/19/2017	100,425		(12,755)	0	(12,755)

FBF	Receive	RALVEIET Index	1,870,676	1-Month USD-LIBOR plus a specified spread	07/15/2016	158,820		8,977	8,977	0
	Pay	NDUEEGF Index	252,566	1-Month USD-LIBOR less a specified spread	07/29/2016	82,017		(2,687)	0	(2,687)
	Receive	RALVEIIT Index	365,809	1-Month USD-LIBOR plus a specified spread	01/12/2017	37,768		691	691	0
	Receive	RALVEIET Index	492,971	1-Month USD-LIBOR plus a specified spread	01/19/2017	41,853		2,365	2,365	0
	Receive	RALVEIIT Index	5,884,581	1-Month USD-LIBOR plus a specified spread	01/19/2017	597,108		32,933	32,933	0
	Receive	RALVEIIT Index	901,930	1-Month USD-LIBOR plus a specified spread	02/16/2017	91,600		4,970	4,970	0

GST	Receive	RALVEIET Index	546,786	1-Month USD-LIBOR plus a specified spread	07/15/2016	46,422		2,629	2,629	0
	Receive	RALVEIET Index	2,434,394	1-Month USD-LIBOR plus a specified spread	01/19/2017	195,409		22,860	22,860	0
	Receive	RALVEIUT Index	3,569,991	1-Month USD-LIBOR plus a specified spread	01/19/2017	420,675		26,215	26,215	0

JPM	Pay	NDUEEGF Index	322,769	1-Month USD-LIBOR plus a specified spread	01/19/2017	102,944		(13,085)	0	(13,085)

SOG	Pay	S&P 500 Total Return Index	11,623	1-Month USD-LIBOR plus a specified spread	02/16/2017	42,499		(2,497)	0	(2,497)

UBS	Pay	NDDUWXUS Index	18,290	1-Month USD-LIBOR plus a specified spread	02/16/2017	80,301		(5,446)	0	(5,446)
	Receive	RALVEIET Index	367,428	1-Month USD-LIBOR plus a specified spread	08/24/2017	29,600		3,328	3,328	0

								$55,200	$152,672	$(97,472)

Total Swap Agreements							$(942)	$44,527	$157,953	$(114,368)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

152	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $124,038 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$680	$0	$0	$680	$(504)	$0	$0	$(504)	$176	$0	$176
BOA	4,309	59	9,074	13,442	(6,325)	(863)	(31,033)	(38,221)	(24,779)	24,586	(193)
BPS	1,429	7	4	1,440	(8,492)	(32)	(33,161)	(41,685)	(40,245)	39,177	(1,068)
BRC	602	0	4	606	(287)	0	(3,215)	(3,502)	(2,896)	3,037	141
CBK	2,663	1,403	43,384	47,450	(9,385)	(1,577)	(544)	(11,506)	35,944	(39,980)	(4,036)
DUB	1,373	0	205	1,578	(3,001)	(1,612)	(14,040)	(18,653)	(17,075)	12,018	(5,057)
FBF	11	0	49,946	49,957	(5)	(5,653)	(3,271)	(8,929)	41,028	(44,918)	(3,890)
GLM	17,054	3,599	281	20,934	(3,763)	(6,077)	(5,435)	(15,275)	5,659	(3,670)	1,989
GST	0	0	51,720	51,720	0	0	0	0	51,720	(53,930)	(2,210)
HUS	1,406	0	0	1,406	(8,660)	(818)	(1,961)	(11,439)	(10,033)	10,003	(30)
JPM	5,319	669	6	5,994	(8,975)	(1,789)	(13,085)	(23,849)	(17,855)	18,220	365
MSB	1,918	0	0	1,918	(8,224)	0	0	(8,224)	(6,306)	5,653	(653)
MYC	0	1,559	1	1,560	0	(1,734)	(680)	(2,414)	(854)	698	(156)
SCX	1,010	0	0	1,010	(2,442)	0	0	(2,442)	(1,432)	1,371	(61)
SOG	327	1,300	0	1,627	(1,550)	(955)	(2,497)	(5,002)	(3,375)	3,393	18
UAG	4,018	0	0	4,018	(2,548)	0	0	(2,548)	1,470	1,302	2,772
UBS	0	0	3,328	3,328	0	0	(5,446)	(5,446)	(2,118)	0	(2,118)

Total Over the Counter	$42,119	$8,596	$157,953	$208,668	$(64,161)	$(21,110)	$(114,368)	$(199,639)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$40	$40
Futures	0	0	12	0	1,916	1,928
Swap Agreements	0	99	0	0	850	949

	$0	$99	$12	$0	$2,806	$2,917

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42,119	$0	$42,119
Purchased Options	0	0	0	2,009	6,587	8,596
Swap Agreements	0	4,017	152,672	0	1,264	157,953

	$0	$4,017	$152,672	$44,128	$7,851	$208,668

	$0	$4,116	$152,684	$44,128	$10,657	$211,585

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$550	$0	$516	$1,066
Swap Agreements	0	25	0	0	5,061	5,086

	$0	$25	$550	$0	$5,577	$6,152

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$64,161	$0	$64,161
Written Options	0	1	0	12,970	8,139	21,110
Swap Agreements	0	4,823	97,472	0	12,073	114,368

	$0	$4,824	$97,472	$77,131	$20,212	$199,639

	$0	$4,849	$98,022	$77,131	$25,789	$205,791

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	153

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(310)	$(310)
Written Options	0	0	48	0	592	640
Futures	0	0	(74,605)	0	607	(73,998)
Swap Agreements	0	(5,578)	0	0	(73,772)	(79,350)

	$0	$(5,578)	$(74,557)	$0	$(72,883)	$(153,018)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$90,698	$0	$90,698
Purchased Options	0	(172)	0	(3,212)	(1,073)	(4,457)
Written Options	0	480	0	11,226	7,500	19,206
Swap Agreements	0	1,725	47,430	2	(37,047)	12,110

	$0	$2,033	$47,430	$98,714	$(30,620)	$117,557

	$0	$(3,545)	$(27,127)	$98,714	$(103,503)	$(35,461)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(69)	$(69)
Written Options	0	0	0	0	244	244
Futures	0	0	1,084	0	(6,043)	(4,959)
Swap Agreements	0	(797)	0	0	(19,223)	(20,020)

	$0	$(797)	$1,084	$0	$(25,091)	$(24,804)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(98,500)	$0	$(98,500)
Purchased Options	0	86	0	519	(268)	337
Written Options	0	23	0	1,640	(1,813)	(150)
Swap Agreements	0	(559)	36,583	0	(6,131)	29,893

	$0	$(450)	$36,583	$(96,341)	$(8,212)	$(68,420)

	$0	$(1,247)	$37,667	$(96,341)	$(33,303)	$(93,224)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,740	$0	$10,740
Corporate Bonds & Notes
Banking & Finance	0	383,131	0	383,131
Industrials	0	64,999	0	64,999
Utilities	0	95,913	0	95,913
Municipal Bonds & Notes
Illinois	0	2,621	0	2,621
U.S. Government Agencies	0	158,628	0	158,628
U.S. Treasury Obligations	0	973,468	0	973,468
Non-Agency Mortgage-Backed Securities	0	170,066	0	170,066
Asset-Backed Securities	0	253,207	0	253,207
Sovereign Issues	0	156,332	0	156,332
Short-Term Instruments
Repurchase Agreements	0	33,500	0	33,500
U.S. Treasury Bills	0	35,718	0	35,718
	$0	$2,338,323	$0	$2,338,323

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$109,776	$0	$0	$109,776

Total Investments	$109,776	$2,338,323	$0	$2,448,099

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(153,770)	$0	$(153,770)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,928	989	0	2,917
Over the counter	0	208,668	0	208,668
	$1,928	$209,657	$0	$211,585

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,066)	(5,086)	0	(6,152)
Over the counter	0	(199,639)	0	(199,639)
	$(1,066)	$(204,725)	$0	$(205,791)

Totals	$110,638	$2,189,485	$0	$2,300,123

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

154	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2016

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory

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and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A

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foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

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Notes to Financial Statements (Cont.)

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their

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internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment

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Notes to Financial Statements (Cont.)

companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*
Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Advantage PLUS Fund	$11	$0	$(11)	$0	$0	$0	$0	$0
PIMCO RAE Fundamental PLUS International Fund	13	0	(13)	0	0	0	0	0
PIMCO RAE Fundamental PLUS Small Fund	12	0	(12)	0	0	0	0	0
PIMCO RAE Low Volatility PLUS Fund	64	0	(64)	0	0	0	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	23	0	(23)	0	0	0	0	0
PIMCO RAE Low Volatility PLUS International Fund	14	0	(14)	0	0	0	0	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	13	0	(13)	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Advantage PLUS Fund	$403,012	$1,609,369	$(1,918,300)	$(43)	$(35)	$94,003	$870	$0
PIMCO RAE Fundamental PLUS EMG Fund	448,425	2,370,933	(2,739,980)	(206)	(63)	79,109	1,359	0
PIMCO RAE Fundamental PLUS International Fund	151,699	752,633	(885,301)	(142)	(9)	18,880	633	0
PIMCO RAE Fundamental PLUS Small Fund	86,617	303,531	(379,701)	20	(4)	10,463	130	0
PIMCO RAE Low Volatility PLUS Fund	267,031	803,960	(984,600)	20	(34)	86,377	560	0
PIMCO RAE Low Volatility PLUS EMG Fund	1,063,409	3,355,899	(3,614,300)	(261)	455	805,202	3,300	0
PIMCO RAE Low Volatility PLUS International Fund	409,913	1,553,846	(1,882,899)	(31)	(82)	80,747	946	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	242,312	1,229,732	(1,455,099)	(674)	(27)	16,244	1,333	0
PIMCO RAE Worldwide Long/Short PLUS Fund	1,097,117	732,405	(1,719,700)	87	(133)	109,776	2,406	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

(b) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2016 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association

(“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be

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equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements (Cont.)

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers

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Notes to Financial Statements (Cont.)

(i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received

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from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

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Notes to Financial Statements (Cont.)

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

168	PIMCO FUNDAMENTAL INDEX FUNDS

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and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A and C Classes
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO RAE Fundamental PLUS EMG Fund	0.85%	0.30%	0.40%	0.30%	0.45%	0.45%
PIMCO RAE Fundamental PLUS International Fund	0.57%	0.25%	0.35%	N/A	0.35%	0.35%
PIMCO RAE Fundamental PLUS Small Fund	0.59%	0.25%	0.35%	N/A	0.35%	0.35%
PIMCO RAE Low Volatility PLUS Fund	0.54%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO RAE Low Volatility PLUS EMG Fund(1)	0.85%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO RAE Low Volatility PLUS International Fund	0.57%	0.25%	0.35%	N/A	0.35%	0.35%
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0.74%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A	0.40%	0.40%

(1)	Through July 31, 2016, PIMCO agreed to waive 0.15% of the Investment Advisory Fee.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who

170	PIMCO FUNDAMENTAL INDEX FUNDS

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are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the PIMCO RAE Low Volatility PLUS EMG Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. As of March 31, 2016, the remaining recoverable amount to PIMCO was $12,103,091.

PIMCO has contractually agreed, through July 31, 2016, to reduce its advisory fee by 0.15% of the average daily net assets of the PIMCO

RAE Low Volatility PLUS EMG Fund. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days‘ notice prior to the end of the contract term. Under certain conditions, PIMCO may recoup amounts reduced in future periods, not exceeding three years. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2016, the amount waived was $5,527,361.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO RAE Fundamental Advantage PLUS Fund	$746	$381,716
PIMCO RAE Fundamental PLUS EMG Fund	7,517	288,925
PIMCO RAE Fundamental PLUS International Fund	21,399	158,817
PIMCO RAE Fundamental PLUS Small Fund	0	83,330
PIMCO RAE Low Volatility PLUS Fund	15,011	95,847
PIMCO RAE Low Volatility PLUS EMG Fund	79,689	301,168
PIMCO RAE Low Volatility PLUS International Fund	41,862	137,679
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	17,863	280,091
PIMCO RAE Worldwide Long/Short PLUS Fund	132,042	185,141

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the

ANNUAL REPORT	MARCH 31, 2016	171

Notes to Financial Statements (Cont.)

extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Advantage PLUS Fund	$8,580,426	$9,051,450	$186,282	$1,017,622
PIMCO RAE Fundamental PLUS EMG Fund	10,751,651	11,065,723	380,613	953,917
PIMCO RAE Fundamental PLUS International Fund	3,764,149	3,777,129	127,429	446,326
PIMCO RAE Fundamental PLUS Small Fund	1,158,897	1,241,694	35,815	212,571
PIMCO RAE Low Volatility PLUS Fund	3,363,906	3,647,990	150,936	337,293
PIMCO RAE Low Volatility PLUS EMG Fund	16,231,406	16,464,989	869,598	1,238,686
PIMCO RAE Low Volatility PLUS International Fund	10,840,193	10,667,697	396,591	675,448
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	6,854,623	7,156,942	242,795	941,762
PIMCO RAE Worldwide Long/Short PLUS Fund	11,999,179	11,388,774	658,627	696,506

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund (1)				PIMCO RAE Fundamental PLUS EMG Fund (2)
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares~	Amount	Shares~	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	24,454	$252,663	295,606	$3,376,551	36,103	$269,305	29,832	$293,090
Class P	1,097	10,957	2,063	23,850	3,701	36,393	4,220	43,453
Administrative Class	0	0	0	0	8	61	7	66
Class D	1,196	12,120	3,343	37,678	642	5,380	1,943	20,136
Class A	1,025	9,649	1,464	16,845	361	3,182	1,990	20,313
Class C	92	903	612	7,023	122	1,130	315	3,152
Issued as reinvestment of distributions
Institutional Class	8,588	86,618	17,230	195,998	0	0	453	4,869
Class P	92	925	225	2,560	0	0	7	75
Administrative Class	0	0	0	0	0	0	0	0
Class D	206	2,037	355	3,963	0	0	1	16
Class A	118	1,169	327	3,701	0	0	0	1
Class C	67	668	152	1,722	0	0	0	0
Cost of shares redeemed
Institutional Class	(194,496)	(1,970,862)	(360,700)	(4,086,001)	(103,024)	(875,908)	(263,519)	(2,614,498)
Class P	(2,310)	(23,321)	(3,831)	(42,996)	(3,533)	(32,969)	(4,394)	(43,931)
Administrative Class	0	0	0	0	(2)	(15)	(2)	(18)
Class D	(4,524)	(43,850)	(4,403)	(48,879)	(596)	(5,410)	(1,727)	(17,181)
Class A	(1,708)	(17,106)	(5,486)	(61,691)	(1,007)	(8,247)	(1,229)	(12,513)
Class C	(1,198)	(12,200)	(1,947)	(21,900)	(113)	(914)	(181)	(1,759)
Net increase (decrease) resulting from Fund share transactions	(167,301)	$(1,689,630)	(54,990)	$(591,576)	(67,338)	$(608,012)	(232,284)	$(2,304,729)

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	PIMCO RAE Fundamental PLUS International Fund (3)				PIMCO RAE Fundamental PLUS Small Fund (4)
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	27,738	$197,140	17,614	$195,425	2,163	$22,264	2,290	$27,762
Class P	543	3,774	381	3,825	194	2,375	396	4,827
Class D	885	6,915	2,029	24,207	200	2,220	707	8,689
Class A	217	1,879	328	3,758	197	2,282	525	6,364
Class C	97	868	222	2,341	205	2,200	385	4,678
Issued as reinvestment of distributions
Institutional Class	2,573	21,297	51,309	467,770	4,374	40,475	2,132	26,087
Class P	4	36	40	361	59	548	9	116
Class D	22	179	468	4,212	112	1,030	37	449
Class A	9	72	131	1,187	65	603	13	163
Class C	4	37	31	277	98	877	15	179
Cost of shares redeemed
Institutional Class	(69,994)	(572,649)	(169,718)	(1,746,595)	(32,756)	(325,066)	(15,984)	(194,159)
Class P	(349)	(2,944)	(113)	(1,092)	(456)	(4,891)	(44)	(531)
Class D	(915)	(7,790)	(1,415)	(12,797)	(352)	(3,783)	(238)	(2,795)
Class A	(132)	(1,075)	(511)	(4,928)	(512)	(5,649)	(37)	(448)
Class C	(116)	(970)	(48)	(454)	(211)	(2,124)	(33)	(395)
Net increase (decrease) resulting from Fund share transactions	(39,414)	$(353,231)	(99,252)	$(1,062,503)	(26,620)	$(266,639)	(9,827)	$(119,014)

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Notes to Financial Statements (Cont.)

	PIMCO RAE Low Volatility PLUS Fund (5)				PIMCO RAE Low Volatility PLUS EMG Fund (6)
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23	$247	128,553	$1,399,643	40,048	$300,664	299,990	$3,137,681
Class P	49	518	112	1,223	25	246	35	369
Class D	12	128	756	8,259	412	3,212	568	5,854
Class A	290	3,041	1,508	16,860	16	161	273	2,958
Class C	108	1,141	929	10,196	8	78	51	518
Issued as reinvestment of distributions
Institutional Class	966	10,214	7,573	83,750	10,155	81,854	13,367	133,135
Class P	1	11	5	53	1	5	1	6
Class D	1	12	22	240	3	21	2	21
Class A	10	106	65	717	1	7	5	53
Class C	4	42	42	459	1	4	1	5
Cost of shares redeemed
Institutional Class	(75,159)	(788,383)	(48,830)	(537,498)	(88,888)	(784,459)	(87,661)	(871,821)
Class P	(95)	(1,021)	(18)	(194)	(15)	(132)	(21)	(202)
Class D	(459)	(4,941)	(279)	(3,042)	(413)	(3,195)	(522)	(5,349)
Class A	(967)	(10,293)	(142)	(1,555)	(39)	(315)	(230)	(2,323)
Class C	(801)	(8,492)	(54)	(583)	(19)	(163)	(11)	(107)
Net increase (decrease) resulting from Fund share transactions	(76,017)	$(797,670)	90,242	$978,528	(38,704)	$(402,012)	225,848	$2,400,798

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March 31, 2016

PIMCO RAE Low Volatility PLUS International Fund (7)				PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (8)				PIMCO RAE Worldwide Long/Short PLUS Fund (9)
Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Period from 12/04/2014 to 06/30/2015
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

10,920	$94,520	163,948	$1,709,402	12,116	$112,827	65,266	$650,958	32,959	$329,887	326,563	$3,216,837
36	378	43	439	0	0	0	1	2	22	1	12
20	216	393	4,193	3	24	16	155	11	99	21	203
354	3,407	428	4,453	0	0	8	84	8	73	6	62
33	323	38	407	1	14	14	137	2	21	2	22

8,498	81,031	9,834	96,789	1,435	12,978	5,901	56,334	10,602	96,954	1,682	16,601
2	21	1	14	0	0	0	0	0	1	0	0
1	13	9	92	0	0	0	2	0	2	0	0
8	77	5	46	0	1	1	6	0	3	0	0
1	14	1	5	0	0	0	1	0	1	0	0

(104,682)	(1,012,472)	(126,183)	(1,280,095)	(143,794)	(1,252,660)	(242,596)	(2,319,608)	(168,931)	(1,535,450)	(31)	(308)
(24)	(241)	(15)	(152)	0	0	(4)	(40)	0	(1)	0	0
(38)	(371)	(368)	(3,618)	(7)	(62)	(22)	(214)	(28)	(268)	(1)	(5)
(201)	(1,861)	(328)	(3,355)	(10)	(93)	(30)	(293)	(6)	(54)	0	0
(29)	(278)	(9)	(95)	(4)	(36)	(15)	(145)	(2)	(20)	0	0
(85,101)	$(835,223)	47,797	$528,525	(130,260)	$(1,127,007)	(171,461)	$(1,612,622)	(125,383)	$(1,108,730)	328,243	$3,233,424

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 81% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 91% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 86% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2016, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 54% of the Fund, and the shareholder is a related party of the Fund.*
(5)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 91% of the Fund, and each of the two shareholders are related parties of the Fund.*
(6)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 97% of the Fund, and each of the two shareholders are related parties of the Fund.*
(7)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 97% of the Fund, and each of the two shareholders are related parties of the Fund.*
(8)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 93% of the Fund, and each of the two shareholders are related parties of the Fund.*
(9)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 97% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.

At a meeting held on May 11-12, 2015, the Board approved a reverse share split for each class of the PIMCO RAE Fundamental Advantage PLUS Fund, pursuant to which shareholders received one share in exchange for every three shares of the PIMCO RAE Fundamental Advantage PLUS Fund.

The reverse share splits were effective August 7, 2015. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the

Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits does not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to August 7, 2015 for the Funds have been adjusted to reflect the reverse share split.

ANNUAL REPORT	MARCH 31, 2016	175

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO RAE Fundamental Advantage PLUS Fund	$0	$0	$8,168	$(8,914)	$(1,141,170)	$0	$(43,768)
PIMCO RAE Fundamental PLUS EMG Fund	0	0	(160,601)	(11,930)	(393,285)	0	0
PIMCO RAE Fundamental PLUS International Fund	0	0	(77,885)	(4,183)	(116,424)	0	0
PIMCO RAE Fundamental PLUS Small Fund	0	0	(1,921)	(372)	(20,395)	0	0
PIMCO RAE Low Volatility PLUS Fund	0	0	9,409	(595)	(1,046)	0	(21,394)
PIMCO RAE Low Volatility PLUS EMG Fund	0	0	(341,047)	(16,270)	(231,725)	0	0
PIMCO RAE Low Volatility PLUS International Fund	0	6,619	(99,743)	(7,392)	0	0	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0	0	(33,595)	(2,733)	(271,795)	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	10,154	0	(26,482)	(20,601)	(195,438)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, treasury inflation-protected securities (TIPS), convertible preferred securities, Lehman securities, passive foreign investment companies (PFICs), and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and organizational costs at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

176	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2016

As of March 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†).

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (6)
	03/31/2017	03/31/2018	03/31/2019
PIMCO RAE Fundamental Advantage PLUS Fund*	$0	$137,539	$192,616
PIMCO RAE Fundamental PLUS EMG Fund	0	0	0
PIMCO RAE Fundamental PLUS International Fund	0	0	0
PIMCO RAE Fundamental PLUS Small Fund*	0	0	0
PIMCO RAE Low Volatility PLUS Fund	0	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	0	0	0
PIMCO RAE Low Volatility PLUS International Fund	0	0	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	0	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†) (6):

	Short-Term	Long-Term
PIMCO RAE Fundamental Advantage PLUS Fund*	$613,790	$197,225
PIMCO RAE Fundamental PLUS EMG Fund	59,433	333,852
PIMCO RAE Fundamental PLUS International Fund	45,784	70,640
PIMCO RAE Fundamental PLUS Small Fund*	17,309	3,086
PIMCO RAE Low Volatility PLUS Fund	1,046	0
PIMCO RAE Low Volatility PLUS EMG Fund	184,187	47,538
PIMCO RAE Low Volatility PLUS International Fund	0	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	150,937	120,858
PIMCO RAE Worldwide Long/Short PLUS Fund	151,507	43,931

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO RAE Fundamental Advantage PLUS Fund	$716,593	$26,460	$(9,368)	$17,092
PIMCO RAE Fundamental PLUS EMG Fund	2,117,586	80,845	(16,469)	64,376
PIMCO RAE Fundamental PLUS International Fund	766,864	21,387	(16,593)	4,794
PIMCO RAE Fundamental PLUS Small Fund	61,318	2,194	(2,401)	(207)
PIMCO RAE Low Volatility PLUS Fund	340,057	3,719	(6,324)	(2,605)
PIMCO RAE Low Volatility PLUS EMG Fund	3,840,730	74,035	(55,561)	18,474
PIMCO RAE Low Volatility PLUS International Fund	1,954,468	30,716	(37,944)	(7,228)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	639,369	11,388	(15,293)	(3,905)
PIMCO RAE Worldwide Long/Short PLUS Fund	2,425,161	42,412	(19,474)	22,938

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflationprotected securities (TIPS), sale/buyback transactions, Lehman securities, and convertible preferred securities for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2016	177

Notes to Financial Statements (Cont.)

March 31, 2016

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2016			March 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO RAE Fundamental Advantage PLUS Fund	$92,189	$0	$0	$209,706	$0	$0
PIMCO RAE Fundamental PLUS EMG Fund	0	0	0	4,999	0	0
PIMCO RAE Fundamental PLUS International Fund	21,634	0	0	58,400	416,005	0
PIMCO RAE Fundamental PLUS Small Fund	9,192	34,353	0	27,001	0	0
PIMCO RAE Low Volatility PLUS Fund	3,922	6,465	0	85,231	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	61,884	1	20,006	127,627	5,594	0
PIMCO RAE Low Volatility PLUS International Fund	81,153	3	0	96,548	398	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	12,707	0	293	56,401	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	96,961	0	0	16,601	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

178	PIMCO FUNDAMENTAL INDEX FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Worldwide Fundamental Advantage PLUS Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund (nine series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

ANNUAL REPORT	MARCH 31, 2016	179

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	RDR	RBC Capital Markets
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, New York
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	ERAUSLT	eRAFI U.S. Large Strategy Index	RACNSGT	RAFI Global Short Index
CDX.HY	Credit Derivatives Index - High Yield	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index
EAFE	Europe, Australasia, and Far East Stock Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	UKRPI	United Kingdom Retail Price Index
ERADXULT	eRAFI International Large Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF
ERAEMLT	eRAFI Emerging Markets Strategy Index	RACNLGT	RAFI Global Long Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TBD%	Interest rate to be determined when loan settles
CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

180	PIMCO FUNDAMENTAL INDEX FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO RAE Fundamental Advantage PLUS Fund	1.02%	1.02%	$92,189	$0
PIMCO RAE Fundamental PLUS EMG Fund	0.00%	0.00%	0	0
PIMCO RAE Fundamental PLUS International Fund	1.07%	1.07%	18,732	0
PIMCO RAE Fundamental PLUS Small Fund	1.80%	1.80%	6,410	0
PIMCO RAE Low Volatility PLUS Fund	0.36%	0.36%	3,919	0
PIMCO RAE Low Volatility PLUS EMG Fund	0.02%	0.02%	61,489	0
PIMCO RAE Low Volatility PLUS International Fund	0.02%	0.02%	36,074	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	3.69%	3.69%	13,000	0
PIMCO RAE Worldwide Long/Short PLUS Fund	0.00%	0.00%	96,961	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	MARCH 31, 2016	181

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

182	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2016	183

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

184	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2016	185

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3004AR_033116

PIMCO Funds

Annual Report

March 31, 2016

International Bond Funds

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Notes to Financial Statements		166
Report of Independent Registered Public Accounting Firm		192
Glossary		193
Federal Income Tax Information		194
Management of the Trust		195
Privacy Policy		197

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Local Bond Fund	7	40
PIMCO Emerging Markets Bond Fund	8	56
PIMCO Emerging Markets Corporate Bond Fund	9	69
PIMCO Emerging Markets Currency Fund	10	77
PIMCO Emerging Markets Full Spectrum Bond Fund	11	91
PIMCO Foreign Bond Fund (Unhedged)	12	93
PIMCO Global Advantage® Strategy Bond Fund	13	112
PIMCO Global Bond Fund (Unhedged)	14	132
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	15	149

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

2	PIMCO INTERNATIONAL BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding the Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its respective assets in funds of PIMCO Funds and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”) and other affiliated and unaffiliated funds in which the Fund may invest (collectively, “Acquired Funds”). The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk currency risk, smaller company risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its

4	PIMCO INTERNATIONAL BOND FUNDS

portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Emerging Local Bond Fund	12/29/06	12/29/06	05/30/08	10/16/07	07/31/07	07/31/07	07/31/07	—	Non-diversified
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	09/30/98	03/31/00	07/31/97	07/31/97	—	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	10/15/10	—	11/18/11	11/18/11	11/18/11	—	Diversified
PIMCO Emerging Markets Currency Fund	05/31/05	05/31/05	04/30/08	09/29/06	05/31/05	05/31/05	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	02/25/13	—	02/25/13	02/25/13	02/25/13	—	Non-diversified
PIMCO Foreign Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	02/28/06	04/30/04	07/30/04	07/30/04	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	02/05/09	02/05/09	02/05/09	02/05/09	Diversified
PIMCO Global Bond Fund (Unhedged)	11/23/93	11/23/93	11/19/10	07/31/96	07/31/08	—	—	—	Non-diversified
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	09/30/03	—	10/02/95	10/02/95	—	Non-diversified

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling PIMCO Funds at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling PIMCO Funds at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Local Bond Fund

Institutional Class - PELBX	Class D - PLBDX
Class P - PELPX	Class A - PELAX
Administrative Class - PEBLX	Class C - PELCX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Brazil	18.7%
Turkey	12.1%
Short-Term Instruments‡	10.2%
Indonesia	7.7%
Poland	7.5%
Malaysia	6.5%
Mexico	6.3%
Colombia	5.3%
Other	25.7%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (12/29/06)
PIMCO Emerging Local Bond Fund Institutional Class	(4.30)%	(2.82)%	3.07%
PIMCO Emerging Local Bond Fund Class P	(4.40)%	(2.92)%	2.97%
PIMCO Emerging Local Bond Fund Administrative Class	(4.54)%	(3.06)%	2.81%
PIMCO Emerging Local Bond Fund Class D	(4.73)%	(3.26)%	2.62%
PIMCO Emerging Local Bond Fund Class A	(4.73)%	(3.26)%	2.62%
PIMCO Emerging Local Bond Fund Class A (adjusted)	(8.32)%	(4.00)%	2.20%
PIMCO Emerging Local Bond Fund Class C	(5.45)%	(3.98)%	1.86%
PIMCO Emerging Local Bond Fund Class C (adjusted)	(6.36)%	(3.98)%	1.86%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	(1.65)%	(2.00)%	4.24%
Lipper Emerging Markets Local Currency Debt Funds Average	(3.21)%	(2.49)%	3.08%*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for the Institutional Class shares, 1.00% for Class P shares, 1.15% for Administrative Class shares, 1.35% for Class D shares, 1.35% for Class A shares, and 2.10% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Emerging Local Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to the Brazilian real contributed to performance, as the currency depreciated versus the U.S. dollar.

»	An underweight to South African local rates during the first half of the reporting period contributed to performance, as South African sovereign yields rose during this time period.

»	An overweight to Brazilian local rates detracted from performance, as Brazilian sovereign yields rose.

»	An overweight to the South African rand during the second half of the reporting period detracted from performance, as the currency depreciated versus the U.S. dollar.

»	An overweight to the Mexican peso detracted from performance, as the currency depreciated versus the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2016	7

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX	Class D - PEMDX
Class P - PEMPX	Class A - PAEMX
Administrative Class - PEBAX	Class C - PEBCX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Short-Term Instruments‡	13.3%
Mexico	12.2%
Brazil	7.8%
Indonesia	6.5%
Luxembourg	5.1%
Other	55.1%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	0.45%	3.59%	5.79%	9.36%
PIMCO Emerging Markets Bond Fund Class P	0.36%	3.49%	5.69%	9.25%
PIMCO Emerging Markets Bond Fund Administrative Class	0.20%	3.33%	5.53%	9.09%
PIMCO Emerging Markets Bond Fund Class D	0.08%	3.17%	5.37%	8.93%
PIMCO Emerging Markets Bond Fund Class A	0.09%	3.17%	5.37%	8.92%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	(3.67)%	2.39%	4.97%	8.70%
PIMCO Emerging Markets Bond Fund Class C	(0.66)%	2.40%	4.59%	8.12%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	(1.61)%	2.40%	4.59%	8.12%
JPMorgan Emerging Markets Bond Index (EMBI) Global	4.36%	5.97%	7.11%	8.27%
Lipper Emerging Market Hard Currency Debt Funds Average	0.50%	3.01%	5.92%	8.11%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.20% for Class D shares, 1.20% for Class A shares and 1.95% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An allocation to quasi-sovereign and corporate debt in Russia, which outperformed the Fund’s benchmark index, positively contributed to performance.

»	An underweight to external debt in Uruguay, which underperformed the Fund’s benchmark index, positively contributed to performance.

»	Allocations to quasi-sovereign and corporate debt in Brazil, which underperformed the Fund’s benchmark index, detracted from performance.

»	Allocations to quasi-sovereign and corporate debt in Colombia, which underperformed the Fund’s benchmark index, detracted from performance.

»	Allocations to quasi-sovereign and corporate debt in Mexico, which underperformed the Fund’s benchmark index, detracted from performance.

»	An allocation to Brazilian local rates detracted from performance as Brazilian sovereign yields rose during the reporting period.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX	Class A - PECZX
Class P - PMIPX	Class C - PECCX
Class D - PECDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Cayman Islands	9.9%
Short-Term Instruments‡	7.3%
Brazil	6.2%
Mexico	5.7%
Luxembourg	5.6%
Other	65.3%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	(1.89)%	1.89%	5.22%
PIMCO Emerging Markets Corporate Bond Fund Class P	(1.99)%	1.79%	5.13%
PIMCO Emerging Markets Corporate Bond Fund Class D	(2.29)%	1.49%	4.80%
PIMCO Emerging Markets Corporate Bond Fund Class A	(2.28)%	1.49%	4.80%
PIMCO Emerging Markets Corporate Bond Fund Class A (adjusted)	(5.95)%	0.73%	4.21%
PIMCO Emerging Markets Corporate Bond Fund Class C	(3.01)%	0.73%	4.02%
PIMCO Emerging Markets Corporate Bond Fund Class C (adjusted)	(3.95)%	0.73%	4.02%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	2.84%	5.48%	8.29%
Lipper Emerging Market Hard Currency Debt Funds Average	0.50%	3.01%	6.98%*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.95% for the Institutional Class shares, 1.05% for Class P shares, 1.35% for Class D shares, 1.35% for Class A shares, and 2.10% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An overweight to Russian corporate bonds, which outperformed the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI), the Fund’s benchmark index, positively contributed to performance.

»	An overweight to Ukrainian corporate bonds, which outperformed the Fund’s benchmark index, contributed to performance.

»	Exposure to the debt of an issuer in the oil and gas sector, which defaulted, detracted from performance.

»	Overweight exposures to Brazilian corporate bonds, which underperformed the Fund’s benchmark index, detracted from performance.

ANNUAL REPORT	MARCH 31, 2016	9

PIMCO Emerging Markets Currency Fund

Institutional Class - PLMIX	Class D - PLMDX
Class P - PLMPX	Class A - PLMAX
Administrative Class - PDEVX	Class C - PLMCX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

Short-Term Instruments‡	32.1%
Brazil	22.2%
Indonesia	8.0%
United States	7.3%
Italy	3.7%
Other	26.7%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency Fund Institutional Class	(1.27)%	(2.35)%	2.35%	2.87%
PIMCO Emerging Markets Currency Fund Class P	(1.36)%	(2.45)%	2.25%	2.77%
PIMCO Emerging Markets Currency Fund Administrative Class	(1.52)%	(2.60)%	2.10%	2.61%
PIMCO Emerging Markets Currency Fund Class D	(1.66)%	(2.74)%	1.94%	2.45%
PIMCO Emerging Markets Currency Fund Class A	(1.66)%	(2.74)%	1.94%	2.45%
PIMCO Emerging Markets Currency Fund Class A (adjusted)	(5.35)%	(3.48)%	1.55%	2.09%
PIMCO Emerging Markets Currency Fund Class C	(2.39)%	(3.47)%	1.18%	1.69%
PIMCO Emerging Markets Currency Fund Class C (adjusted)	(3.36)%	(3.47)%	1.18%	1.69%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	(0.17)%	(2.63)%	2.68%	3.13%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	(0.17)%	(2.63)%	2.47%	2.91%
Lipper Alternative Currency Strategies Average	(2.24)%	(2.60)%	0.95%	1.22%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.85% for the Institutional Class shares, 0.95% for Class P shares, 1.10% for Administrative Class shares, 1.25% for Class D shares, 1.25% for Class A shares, and 2.00% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Emerging Markets Currency Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging markets countries. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to the Brazilian real and Thai baht contributed to performance, as these currencies depreciated versus the U.S. dollar.

»	An allocation to Brazilian local rates detracted from performance, as Brazilian sovereign yields rose.

»	An overweight to the South African rand during the second half of the reporting period detracted from performance, as the currency depreciated versus the U.S. dollar during this time period.

»	An overweight to the Mexican peso detracted from performance, as the currency depreciated versus the U.S. dollar.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX	Class A - PFSSX
Class P - PFSPX	Class C - PFSCX
Class D - PFSYX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings†

PIMCO Emerging Local Bond Fund	51.5%
PIMCO Emerging Markets Corporate Bond Fund	24.8%
PIMCO Emerging Markets Bond Fund	20.2%
†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term investments, if any, are excluded from the Top Holdings.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	(3.24)%	(5.09)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class P	(3.34)%	(5.19)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class D	(3.63)%	(5.47)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A	(3.63)%	(5.47)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A (adjusted)	(7.25)%	(6.63)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C	(4.35)%	(6.17)%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C (adjusted)	(5.27)%	(6.17)%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	1.03%	(2.19)%
Lipper Emerging Market Hard Currency Debt Funds Average	0.50%	(1.27)%*

All Fund returns are net of fees and expenses.

* Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.94% for the Institutional Class shares, 2.04% for Class P shares, 2.34% for Class D shares, 2.34% for Class A shares and 3.09% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An overweight to emerging market external corporate debt positively contributed to performance, as the asset class outperformed the Fund’s blended benchmark index.

»	The Fund’s exposure to the PIMCO Emerging Local Bond Fund detracted from relative performance, as this Fund underperformed its primary benchmark index.

»	The Fund’s exposure to the PIMCO Emerging Markets Corporate Bond Fund detracted from relative performance, as this Fund underperformed its primary benchmark index.

»	The Fund’s exposure to the PIMCO Emerging Markets Bond Fund detracted from relative performance, as this Fund underperformed its primary benchmark index.

ANNUAL REPORT	MARCH 31, 2016	11

PIMCO Foreign Bond Fund (Unhedged)

Institutional Class - PFUIX	Class D - PFBDX
Class P - PFUPX	Class A - PFUAX
Administrative Class - PFUUX	Class C - PFRCX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

United States	32.6%
Japan	9.3%
Denmark	7.8%
Canada	7.2%
Short-Term Instruments‡	7.0%
United Kingdom	6.7%
Slovenia	6.5%
Other	22.9%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO Foreign Bond Fund (Unhedged) Institutional Class	2.31%	1.60%	5.40%	4.93%
PIMCO Foreign Bond Fund (Unhedged) Class P	2.21%	1.50%	5.29%	4.83%
PIMCO Foreign Bond Fund (Unhedged) Administrative Class	2.06%	1.36%	5.14%	4.67%
PIMCO Foreign Bond Fund (Unhedged) Class D	1.90%	1.20%	4.97%	4.50%
PIMCO Foreign Bond Fund (Unhedged) Class A	1.91%	1.20%	4.95%	4.49%
PIMCO Foreign Bond Fund (Unhedged) Class A (adjusted)	(1.92)%	0.43%	4.55%	4.16%
PIMCO Foreign Bond Fund (Unhedged) Class C	1.14%	0.44%	4.17%	3.71%
PIMCO Foreign Bond Fund (Unhedged) Class C (adjusted)	0.14%	0.44%	4.17%	3.71%
Barclays Global Aggregate ex-USD (USD Unhedged) Index	6.69%	0.39%	3.89%	3.77%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD*	8.03%	0.35%	4.17%	3.90%
Lipper International Income Funds Average	1.29%	1.15%	4.36%	4.38%

All Fund returns are net of fees and expenses.

* Prior to December 1, 2015, the Fund’s primary benchmark was the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.54% for the Institutional Class shares, 0.64% for Class P shares, 0.79% for Administrative Class shares, 0.94% for Class D shares, 0.94% for Class A shares, and 1.69% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Foreign Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to the euro versus the U.S. dollar detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Short interest rate duration (or sensitivity to changes in market interest rates) in the U.S. detracted from performance, as U.S. dollar swap rates declined.

»	Exposure to high yield corporates detracted from performance, as sector spreads widened.

»	An overweight to Brazilian local duration for most of the reporting period detracted from relative performance, as sovereign yields rose.

»	An overweight to the Swedish krona versus the U.S. dollar contributed to relative performance, as the currency appreciated versus the U.S. dollar.

»	An underweight to investment grade corporate bond spread risk at the beginning of the reporting period contributed to relative performance, as the spreads of the sector widened.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
Class P - PGBPX	Class C - PAFCX
Class D - PGSDX	Class R - PSBRX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

United States	39.1%
Short-Term Instruments‡	11.5%
United Kingdom	9.5%
Germany	5.5%
Canada	3.8%
Other	30.6%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	(0.92)%	0.69%	3.88%
PIMCO Global Advantage® Strategy Bond Fund Class P	(1.02)%	0.59%	3.78%
PIMCO Global Advantage® Strategy Bond Fund Class D	(1.32)%	0.28%	3.48%
PIMCO Global Advantage® Strategy Bond Fund Class A	(1.32)%	0.29%	3.47%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	(4.98)%	(0.48)%	2.92%
PIMCO Global Advantage® Strategy Bond Fund Class C	(2.05)%	(0.46)%	2.70%
PIMCO Global Advantage® Strategy Bond Fund Class C (adjusted)	(3.02)%	(0.46)%	2.70%
PIMCO Global Advantage® Strategy Bond Fund Class R	(1.56)%	0.04%	3.21%
Barclays U.S. Aggregate Index	1.96%	3.78%	4.58%
PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)**	0.50%	2.78%	4.51%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)**	1.99%	0.89%	4.06%
Lipper Global Income Funds Average	0.09%	2.03%	5.05%*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

** Prior to September 1, 2015, the Fund’s secondary benchmark was the PIMCO Global Advantage Bond Index® (GLADI) (NY Close).

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.71% for the Institutional Class shares, 0.81% for Class P shares, 1.11% for Class D shares, 1.11% for Class A shares, 1.86% for Class C shares, and 1.36% for Class R shares.

Investment Objective and Strategy Overview

»

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to U.S. interest rate duration (or sensitivity to changes in market interest rates) detracted from relative performance, as U.S. dollar swap rates declined.

»

An overweight to the euro versus the U.S. dollar for much of the reporting period contributed to relative performance, as the currency appreciated relative to the U.S. dollar. An underweight to the Brazilian real versus the U.S. dollar contributed to relative performance, as the currency depreciated against the U.S. dollar. Also, an overweight to the Russian ruble versus the U.S. dollar contributed to relative performance during the first quarter of 2016, as the ruble appreciated versus the U.S. dollar.

»	An overweight to high yield corporate credit spread exposure detracted from performance, as the spreads of this sector widened.

»	An overweight to Brazilian local duration during most of the reporting period detracted from relative performance, as sovereign yields rose.

»	An underweight to emerging market external sovereign spread contributed to relative performance, as the spread widened on these securities.

ANNUAL REPORT	MARCH 31, 2016	13

PIMCO Global Bond Fund (Unhedged)

Institutional Class - PIGLX	Administrative Class - PADMX
Class P - PGOPX	Class D - PGBDX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown†

United States	42.3%
Short-Term Instruments‡	10.2%
Denmark	6.6%
Japan	6.6%
United Kingdom	4.6%
Other	29.7%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Fund (Unhedged) Institutional Class	2.54%	2.62%	5.40%	6.16%
PIMCO Global Bond Fund (Unhedged) Class P	2.44%	2.52%	5.30%	6.06%
PIMCO Global Bond Fund (Unhedged) Administrative Class	2.29%	2.37%	5.14%	5.91%
PIMCO Global Bond Fund (Unhedged) Class D	2.13%	2.22%	4.99%	5.74%
Barclays Global Aggregate (USD Unhedged) Index	4.57%	1.81%	4.35%	5.22%
JPMorgan GBI Global FX NY Index Unhedged in USD**	5.73%	1.56%	4.49%	5.22%
Lipper Global Income Funds Average	0.09%	2.03%	4.19%	5.20%*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1993.

** Prior to December 1, 2015, the Fund’s primary benchmark was the JPMorgan GBI Global FX NY Index Unhedged in USD.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M and Class R shares, respectively. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.57% for the Institutional Class shares, 0.67% for Class P shares, 0.82% for Administrative Class shares, and 0.97% for Class D shares.

Investment Objective and Strategy Overview

»

PIMCO Global Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to U.S. interest rate duration (or sensitivity to changes in market interest rates) detracted from relative performance, as U.S. dollar swap rates declined.

»	An overweight to high yield corporates detracted from performance, as sector spreads widened.

»	An underweight to the euro and Japanese yen versus the U.S. dollar for most of the reporting period detracted from relative performance, as these currencies appreciated versus the U.S. dollar.

»	An overweight to Brazilian local duration for some of the reporting period detracted from relative performance, as sovereign yields rose.

»	An underweight to investment grade corporate bonds during most of the reporting period contributed to relative performance, as sector spreads widened.

»	An overweight to the Russian ruble and Mexican peso versus the U.S. dollar in the first quarter of 2016 contributed to relative performance, as these currencies appreciated versus the U.S. dollar.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
Class P - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

United States	34.8%
Short-Term Instruments‡	17.8%
Japan	6.8%
United Kingdom	6.3%
Denmark	5.4%
Other	28.9%
†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Institutional Class	(0.09)%	5.58%	5.80%	6.71%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class P	(0.19)%	5.48%	5.69%	6.61%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Administrative Class	(0.34)%	5.32%	5.55%	6.45%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A	(0.44)%	5.22%	5.40%	6.31%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	(4.18)%	4.41%	5.00%	6.11%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C	(1.20)%	4.43%	4.62%	5.51%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	(2.14)%	4.43%	4.62%	5.51%
Barclays Global Aggregate (USD Hedged) Index	2.44%	4.59%	4.77%	5.70%
JPMorgan GBI Global Index Hedged in USD**	3.18%	4.84%	4.79%	5.81%
Lipper Global Income Funds Average	0.09%	2.03%	4.19%	5.16%*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/1995.

** Prior to December 1, 2015, the Fund’s primary benchmark was the JPMorgan GBI Global Index Hedged in USD.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Institutional Class, Class P, Administrative Class, Class D, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Class A shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.56% for the Institutional Class shares, 0.66% for Class P shares, 0.81% for Administrative Class shares, 0.91% for Class A shares and 1.66% for Class C shares.

Investment Objective and Strategy Overview

»

PIMCO Global Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to U.S. interest rate duration (or sensitivity to changes in market interest rates) detracted from relative performance, as U.S. dollar swap rates declined.

»	Exposure to high yield corporate credit spread risk detracted from performance, as the spreads of the sector widened.

»	An underweight to the euro versus the U.S. dollar detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Exposure to select non-agency mortgage-backed securities (“MBS”) detracted from performance, as prices for these holdings came under pressure.

»	An underweight to agency MBS spread exposure contributed to relative performance, as the spreads of the sector widened.

»

An overweight to the Russian ruble and Mexican peso versus the U.S. dollar in the first quarter of 2016 contributed to relative performance, as these currencies appreciated relative to the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2016	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Local Bond Fund
Institutional Class	$1,000.00	$1,091.70	$4.76	$1,000.00	$1,020.45	$4.60	0.91%
Class P	1,000.00	1,091.20	5.28	1,000.00	1,019.95	5.10	1.01
Administrative Class	1,000.00	1,090.30	6.06	1,000.00	1,019.20	5.86	1.16
Class D	1,000.00	1,089.30	7.10	1,000.00	1,018.20	6.86	1.36
Class A	1,000.00	1,089.30	7.10	1,000.00	1,018.20	6.86	1.36
Class C	1,000.00	1,085.20	11.00	1,000.00	1,014.45	10.63	2.11
PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,070.00	$4.30	$1,000.00	$1,020.85	$4.19	0.83%
Class P	1,000.00	1,069.50	4.81	1,000.00	1,020.35	4.70	0.93
Administrative Class	1,000.00	1,068.60	5.59	1,000.00	1,019.60	5.45	1.08
Class D	1,000.00	1,068.00	6.20	1,000.00	1,019.00	6.06	1.20
Class A	1,000.00	1,068.00	6.20	1,000.00	1,019.00	6.06	1.20
Class C	1,000.00	1,064.10	10.06	1,000.00	1,015.25	9.82	1.95

16	PIMCO INTERNATIONAL BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,045.90	$4.86	$1,000.00	$1,020.25	$4.80	0.95%
Class P	1,000.00	1,045.40	5.37	1,000.00	1,019.75	5.30	1.05
Class D	1,000.00	1,043.80	6.90	1,000.00	1,018.25	6.81	1.35
Class A	1,000.00	1,043.80	6.95	1,000.00	1,018.20	6.86	1.36
Class C	1,000.00	1,040.00	10.71	1,000.00	1,014.50	10.58	2.10
PIMCO Emerging Markets Currency Fund
Institutional Class	$1,000.00	$1,052.40	$4.41	$1,000.00	$1,020.70	$4.34	0.86%
Class P	1,000.00	1,051.90	4.92	1,000.00	1,020.20	4.85	0.96
Administrative Class	1,000.00	1,051.10	5.69	1,000.00	1,019.45	5.60	1.11
Class D	1,000.00	1,050.30	6.46	1,000.00	1,018.70	6.36	1.26
Class A	1,000.00	1,050.30	6.46	1,000.00	1,018.70	6.36	1.26
Class C	1,000.00	1,046.40	10.28	1,000.00	1,014.95	10.13	2.01
PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,071.20	$0.21	$1,000.00	$1,024.80	$0.20	0.04%
Class P	1,000.00	1,070.70	0.72	1,000.00	1,024.30	0.71	0.14
Class D	1,000.00	1,069.10	2.28	1,000.00	1,022.80	2.23	0.44
Class A	1,000.00	1,069.10	2.28	1,000.00	1,022.80	2.23	0.44
Class C	1,000.00	1,065.10	6.14	1,000.00	1,019.05	6.01	1.19
PIMCO Foreign Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,068.70	$2.69	$1,000.00	$1,022.40	$2.63	0.52%
Class P	1,000.00	1,068.10	3.21	1,000.00	1,021.90	3.13	0.62
Administrative Class	1,000.00	1,067.30	3.98	1,000.00	1,021.15	3.89	0.77
Class D	1,000.00	1,066.50	4.75	1,000.00	1,020.40	4.65	0.92
Class A	1,000.00	1,066.50	4.75	1,000.00	1,020.40	4.65	0.92
Class C	1,000.00	1,062.60	8.61	1,000.00	1,016.65	8.42	1.67
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,034.10	$3.81	$1,000.00	$1,021.25	$3.79	0.75%
Class P	1,000.00	1,033.60	4.32	1,000.00	1,020.75	4.29	0.85
Class D	1,000.00	1,032.00	5.84	1,000.00	1,019.25	5.81	1.15
Class A	1,000.00	1,032.00	5.84	1,000.00	1,019.25	5.81	1.15
Class C	1,000.00	1,028.20	9.63	1,000.00	1,015.50	9.57	1.90
Class R	1,000.00	1,030.70	7.11	1,000.00	1,018.00	7.06	1.40
PIMCO Global Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,038.30	$2.80	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	1,037.80	3.31	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	1,037.00	4.07	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	1,036.30	4.84	1,000.00	1,020.25	4.80	0.95
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,024.10	$2.88	$1,000.00	$1,022.15	$2.88	0.57%
Class P	1,000.00	1,023.60	3.39	1,000.00	1,021.65	3.39	0.67
Administrative Class	1,000.00	1,022.90	4.15	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	1,022.40	4.65	1,000.00	1,020.40	4.65	0.92
Class C	1,000.00	1,018.50	8.43	1,000.00	1,016.65	8.42	1.67

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2016	17

Benchmark Descriptions

Index*	Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Barclays Global Aggregate (USD Hedged) Index	Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Barclays Global Aggregate (USD Unhedged) Index	Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Barclays Global Aggregate ex-USD (USD Unhedged) Index	Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Non-US Government Bond Index (Unhedged), which was the Fund’s primary benchmark index from the Fund’s inception until 5/31/2004.

18	PIMCO INTERNATIONAL BOND FUNDS

Index*	Description

JPMorgan GBI Global FX NY Index Unhedged in USD	JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. The index launched on 5/31/2004. The index performance shown prior to that date is calculated using the JPMorgan Global Index (Unhedged), which was the Fund’s primary benchmark index from the Fund’s inception until 5/31/2004.

JPMorgan GBI Global Index Hedged in USD	JPMorgan GBI Global Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	PIMCO Global Advantage Bond Index® (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Emerging Local Bond Fund
Institutional Class
03/31/2016	$7.92	$0.33	$(0.68)	$(0.35)	$0.00	$0.00	$(0.36)	$(0.36)
03/31/2015	9.39	0.42	(1.44)	(1.02)	0.00	0.00	(0.45)	(0.45)
03/31/2014	10.84	0.42	(1.41)	(0.99)	(0.27)	0.00	(0.19)	(0.46)
03/31/2013	10.75	0.46	0.26	0.72	(0.63)	0.00	0.00	(0.63)
03/31/2012	10.72	0.49	0.06	0.55	(0.52)	0.00	0.00	(0.52)
Class P
03/31/2016	7.92	0.33	(0.69)	(0.36)	0.00	0.00	(0.35)	(0.35)
03/31/2015	9.39	0.41	(1.44)	(1.03)	0.00	0.00	(0.44)	(0.44)
03/31/2014	10.84	0.42	(1.42)	(1.00)	(0.26)	0.00	(0.19)	(0.45)
03/31/2013	10.75	0.45	0.26	0.71	(0.62)	0.00	0.00	(0.62)
03/31/2012	10.72	0.48	0.06	0.54	(0.51)	0.00	0.00	(0.51)
Administrative Class
03/31/2016	7.92	0.31	(0.68)	(0.37)	0.00	0.00	(0.34)	(0.34)
03/31/2015	9.39	0.40	(1.45)	(1.05)	0.00	0.00	(0.42)	(0.42)
03/31/2014	10.84	0.40	(1.42)	(1.02)	(0.24)	0.00	(0.19)	(0.43)
03/31/2013	10.75	0.43	0.27	0.70	(0.61)	0.00	0.00	(0.61)
03/31/2012	10.72	0.50	0.02	0.52	(0.49)	0.00	0.00	(0.49)
Class D
03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)
03/31/2015	9.39	0.39	(1.46)	(1.07)	0.00	0.00	(0.40)	(0.40)
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
Class A
03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)
03/31/2015	9.39	0.39	(1.45)	(1.06)	0.00	0.00	(0.41)	(0.41)
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
Class C
03/31/2016	7.92	0.25	(0.69)	(0.44)	0.00	0.00	(0.27)	(0.27)
03/31/2015	9.39	0.32	(1.45)	(1.13)	0.00	0.00	(0.34)	(0.34)
03/31/2014	10.84	0.31	(1.42)	(1.11)	(0.15)	0.00	(0.19)	(0.34)
03/31/2013	10.75	0.33	0.26	0.59	(0.50)	0.00	0.00	(0.50)
03/31/2012	10.72	0.36	0.06	0.42	(0.39)	0.00	0.00	(0.39)

PIMCO Emerging Markets Bond Fund
Institutional Class
03/31/2016	$10.23	$0.48	$(0.45)	$0.03	$(0.51)	$(0.05)	$0.00	$(0.56)
03/31/2015	10.83	0.51	(0.42)	0.09	(0.56)	(0.13)	0.00	(0.69)
03/31/2014	12.20	0.52	(0.91)	(0.39)	(0.57)	(0.41)	0.00	(0.98)
03/31/2013	11.67	0.52	0.64	1.16	(0.62)	(0.01)	0.00	(0.63)
03/31/2012	11.09	0.49	0.64	1.13	(0.55)	0.00	0.00	(0.55)
Class P
03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)
03/31/2015	10.83	0.50	(0.43)	0.07	(0.54)	(0.13)	0.00	(0.67)
03/31/2014	12.20	0.52	(0.92)	(0.40)	(0.56)	(0.41)	0.00	(0.97)
03/31/2013	11.67	0.51	0.64	1.15	(0.61)	(0.01)	0.00	(0.62)
03/31/2012	11.09	0.48	0.64	1.12	(0.54)	0.00	0.00	(0.54)
Administrative Class
03/31/2016	10.23	0.45	(0.45)	0.00	(0.48)	(0.05)	0.00	(0.53)
03/31/2015	10.83	0.48	(0.42)	0.06	(0.53)	(0.13)	0.00	(0.66)
03/31/2014	12.20	0.50	(0.92)	(0.42)	(0.54)	(0.41)	0.00	(0.95)
03/31/2013	11.67	0.50	0.63	1.13	(0.59)	(0.01)	0.00	(0.60)
03/31/2012	11.09	0.46	0.64	1.10	(0.52)	0.00	0.00	(0.52)

Please see footnotes on page 30.

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.21	(4.30)%	$4,828,418	0.90%	0.90%	0.90%	0.90%	4.56%	58%
7.92	(11.37)	7,582,732	0.90	0.90	0.90	0.90	4.62	60
9.39	(9.20)	9,438,546	0.90	0.90	0.90	0.90	4.32	37
10.84	6.91	12,155,271	0.90	0.90	0.90	0.90	4.29	47
10.75	5.27	9,439,420	0.90	0.90	0.90	0.90	4.56	22

7.21	(4.40)	109,314	1.00	1.00	1.00	1.00	4.46	58
7.92	(11.46)	206,380	1.00	1.00	1.00	1.00	4.54	60
9.39	(9.29)	404,390	1.00	1.00	1.00	1.00	4.20	37
10.84	6.81	1,171,328	1.00	1.00	1.00	1.00	4.19	47
10.75	5.16	1,301,738	1.00	1.00	1.00	1.00	4.52	22

7.21	(4.54)	8,957	1.15	1.15	1.15	1.15	4.27	58
7.92	(11.59)	32,912	1.15	1.15	1.15	1.15	4.38	60
9.39	(9.42)	39,997	1.15	1.15	1.15	1.15	4.07	37
10.84	6.64	46,695	1.15	1.15	1.15	1.15	4.03	47
10.75	5.00	41,861	1.15	1.15	1.15	1.15	4.58	22

7.21	(4.73)	30,064	1.35	1.35	1.35	1.35	4.11	58
7.92	(11.79)	52,149	1.35	1.35	1.35	1.35	4.21	60
9.39	(9.61)	717,346	1.35	1.35	1.35	1.35	3.87	37
10.84	6.43	874,837	1.35	1.35	1.35	1.35	3.84	47
10.75	4.80	825,865	1.35	1.35	1.35	1.35	4.20	22

7.21	(4.73)	48,860	1.35	1.35	1.35	1.35	4.12	58
7.92	(11.77)	82,985	1.35	1.35	1.35	1.35	4.20	60
9.39	(9.61)	208,199	1.35	1.35	1.35	1.35	3.86	37
10.84	6.43	545,392	1.35	1.35	1.35	1.35	3.83	47
10.75	4.80	479,684	1.35	1.35	1.35	1.35	4.18	22

7.21	(5.45)	23,905	2.10	2.10	2.10	2.10	3.37	58
7.92	(12.43)	41,587	2.10	2.10	2.10	2.10	3.45	60
9.39	(10.29)	84,128	2.10	2.10	2.10	2.10	3.11	37
10.84	5.64	188,875	2.10	2.10	2.10	2.10	3.09	47
10.75	4.02	194,451	2.10	2.10	2.10	2.10	3.38	22

$9.70	0.45%	$1,032,754	0.83%	0.83%	0.83%	0.83%	4.89%	43%
10.23	0.69	1,635,008	0.83	0.83	0.83	0.83	4.67	22
10.83	(3.04)	4,903,275	0.83	0.83	0.83	0.83	4.65	28
12.20	10.10	5,678,069	0.83	0.83	0.83	0.83	4.32	38
11.67	10.47	4,848,393	0.83	0.83	0.83	0.83	4.34	12

9.70	0.36	113,311	0.93	0.93	0.93	0.93	4.76	43
10.23	0.59	199,908	0.93	0.93	0.93	0.93	4.64	22
10.83	(3.14)	208,435	0.93	0.93	0.93	0.93	4.55	28
12.20	9.99	419,405	0.93	0.93	0.93	0.93	4.23	38
11.67	10.36	314,689	0.93	0.93	0.93	0.93	4.29	12

9.70	0.20	4,560	1.08	1.08	1.08	1.08	4.59	43
10.23	0.44	6,969	1.08	1.08	1.08	1.08	4.43	22
10.83	(3.29)	12,079	1.08	1.08	1.08	1.08	4.38	28
12.20	9.83	31,702	1.08	1.08	1.08	1.08	4.09	38
11.67	10.19	21,939	1.08	1.08	1.08	1.08	4.11	12

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2016	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Emerging Markets Bond Fund (Cont.)
Class D
03/31/2016	$10.23	$0.44	$(0.45)	$(0.01)	$(0.47)	$(0.05)	$0.00	$(0.52)
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.47	0.64	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
Class A
03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.48	0.63	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
Class C
03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)
03/31/2015	10.83	0.39	(0.43)	(0.04)	(0.43)	(0.13)	0.00	(0.56)
03/31/2014	12.20	0.39	(0.91)	(0.52)	(0.44)	(0.41)	0.00	(0.85)
03/31/2013	11.67	0.38	0.64	1.02	(0.48)	(0.01)	0.00	(0.49)
03/31/2012	11.09	0.37	0.63	1.00	(0.42)	0.00	0.00	(0.42)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
03/31/2016	$10.52	$0.48	$(0.68)	$(0.20)	$(0.49)	$0.00	$0.00	$(0.49)
03/31/2015	11.35	0.48	(0.78)	(0.30)	(0.53)	0.00	0.00	(0.53)
03/31/2014	12.14	0.42	(0.58)	(0.16)	(0.40)	(0.20)	(0.03)	(0.63)
03/31/2013	11.36	0.45	0.86	1.31	(0.46)	(0.07)	0.00	(0.53)
03/31/2012	11.40	0.50	(0.01)	0.49	(0.50)	(0.03)	0.00	(0.53)
Class P
03/31/2016	10.52	0.47	(0.68)	(0.21)	(0.48)	0.00	0.00	(0.48)
03/31/2015	11.35	0.48	(0.79)	(0.31)	(0.52)	0.00	0.00	(0.52)
03/31/2014	12.14	0.40	(0.58)	(0.18)	(0.38)	(0.20)	(0.03)	(0.61)
03/31/2013	11.36	0.43	0.87	1.30	(0.45)	(0.07)	0.00	(0.52)
03/31/2012	11.40	0.50	(0.02)	0.48	(0.49)	(0.03)	0.00	(0.52)
Class D
03/31/2016	10.52	0.44	(0.68)	(0.24)	(0.45)	0.00	0.00	(0.45)
03/31/2015	11.35	0.44	(0.79)	(0.35)	(0.48)	0.00	0.00	(0.48)
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.16	0.41	0.57	(0.15)	(0.03)	0.00	(0.18)
Class A
03/31/2016	10.52	0.44	(0.68)	(0.24)	(0.45)	0.00	0.00	(0.45)
03/31/2015	11.35	0.44	(0.79)	(0.35)	(0.48)	0.00	0.00	(0.48)
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.17	0.40	0.57	(0.15)	(0.03)	0.00	(0.18)
Class C
03/31/2016	10.52	0.36	(0.68)	(0.32)	(0.37)	0.00	0.00	(0.37)
03/31/2015	11.35	0.36	(0.79)	(0.43)	(0.40)	0.00	0.00	(0.40)
03/31/2014	12.14	0.28	(0.58)	(0.30)	(0.26)	(0.20)	(0.03)	(0.49)
03/31/2013	11.36	0.31	0.87	1.18	(0.33)	(0.07)	0.00	(0.40)
11/18/2011 - 03/31/2012	10.97	0.14	0.40	0.54	(0.12)	(0.03)	0.00	(0.15)

Please see footnotes on page 30.

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.70	0.08%	$135,730	1.20%		1.20%		1.20%		1.20%		4.51%		43%
10.23	0.30	190,697	1.25	(c)	1.25	(c)	1.25	(c)	1.25	(c)	4.30		22
10.83	(3.45)	285,514	1.25		1.25		1.25		1.25		4.22		28
12.20	9.64	495,087	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	409,412	1.25		1.25		1.25		1.25		3.99		12

9.70	0.09	162,167	1.20		1.20		1.20		1.20		4.50		43
10.23	0.30	211,391	1.25	(c)	1.25	(c)	1.25	(c)	1.25	(c)	4.30		22
10.83	(3.45)	375,097	1.25		1.25		1.25		1.25		4.23		28
12.20	9.64	701,218	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	560,949	1.25		1.25		1.25		1.25		3.98		12

9.70	(0.66)	71,150	1.95		1.95		1.95		1.95		3.78		43
10.23	(0.45)	97,383	2.00	(c)	2.00	(c)	2.00	(c)	2.00	(c)	3.57		22
10.83	(4.17)	136,114	2.00		2.00		2.00		2.00		3.48		28
12.20	8.83	235,760	2.00		2.00		2.00		2.00		3.15		38
11.67	9.19	202,486	2.00		2.00		2.00		2.00		3.24		12

$9.83	(1.89)%	$139,423	1.05	%(d)	1.05	%(d)	1.05	%(d)	1.05	%(d)	4.73%		69%
10.52	(2.84)	296,880	1.15		1.15		1.15		1.15		4.23		98
11.35	(1.30)	1,373,245	1.15		1.15		1.15		1.15		3.66		126
12.14	11.73	989,144	1.17	(e)	1.17	(e)	1.17	(e)	1.17	(e)	3.72		105
11.36	4.48	368,331	1.25		1.25		1.25		1.25		4.45		85

9.83	(1.99)	626	1.15	(d)	1.15	(d)	1.15	(d)	1.15	(d)	4.63		69
10.52	(2.93)	1,519	1.25		1.25		1.25		1.25		4.26		98
11.35	(1.40)	626	1.25		1.25		1.25		1.25		3.41		126
12.14	11.62	222,082	1.27	(e)	1.27	(e)	1.27	(e)	1.27	(e)	3.61		105
11.36	4.38	10,570	1.35		1.35		1.35		1.35		4.41		85

9.83	(2.29)	114	1.45	(d)	1.45	(d)	1.45	(d)	1.45	(d)	4.30		69
10.52	(3.23)	242	1.55		1.55		1.55		1.55		3.93		98
11.35	(1.69)	781	1.55		1.55		1.55		1.55		3.21		126
12.14	11.28	1,223	1.57	(e)	1.57	(e)	1.57	(e)	1.57	(e)	3.28		105
11.36	5.19	16	1.65	*	1.65	*	1.65	*	1.65	*	4.05	*	85

9.83	(2.28)	948	1.45	(d)	1.45	(d)	1.45	(d)	1.45	(d)	4.31		69
10.52	(3.22)	1,891	1.55		1.55		1.55		1.55		3.88		98
11.35	(1.69)	3,837	1.55		1.55		1.55		1.55		3.23		126
12.14	11.32	13,739	1.57	(e)	1.57	(e)	1.57	(e)	1.57	(e)	3.32		105
11.36	5.19	113	1.65	*	1.65	*	1.65	*	1.65	*	4.06	*	85

9.83	(3.01)	403	2.20	(d)	2.20	(d)	2.20	(d)	2.20	(d)	3.56		69
10.52	(3.94)	715	2.30		2.30		2.30		2.30		3.20		98
11.35	(2.42)	854	2.30		2.30		2.30		2.30		2.45		126
12.14	10.44	1,698	2.32	(e)	2.32	(e)	2.32	(e)	2.32	(e)	2.53		105
11.36	4.90	31	2.40	*	2.40	*	2.40	*	2.40	*	3.35	*	85

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2016	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)		Tax Basis Return of Capital(b)	Total Distributions

PIMCO Emerging Markets Currency Fund
Institutional Class
03/31/2016	$9.09	$0.22	$(0.34)	$(0.12)	$(0.08)	$0.00		$(0.14)	$(0.22)
03/31/2015	10.18	0.21	(1.08)	(0.87)	(0.22)	0.00		0.00	(0.22)
03/31/2014	10.55	0.14	(0.36)	(0.22)	(0.06)	0.00		(0.09)	(0.15)
03/31/2013	10.53	0.16	0.09	0.25	(0.23)	0.00		0.00	(0.23)
03/31/2012	10.88	0.16	(0.35)	(0.19)	(0.16)	0.00		0.00	(0.16)
Class P
03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00		(0.14)	(0.21)
03/31/2015	10.18	0.19	(1.07)	(0.88)	(0.21)	0.00		0.00	(0.21)
03/31/2014	10.55	0.13	(0.37)	(0.24)	(0.05)	0.00		(0.08)	(0.13)
03/31/2013	10.53	0.15	0.09	0.24	(0.22)	0.00		0.00	(0.22)
03/31/2012	10.88	0.15	(0.35)	(0.20)	(0.15)	0.00		0.00	(0.15)
Administrative Class
03/31/2016	9.09	0.21	(0.35)	(0.14)	(0.07)	0.00		(0.13)	(0.20)
03/31/2015	10.18	0.19	(1.09)	(0.90)	(0.19)	0.00		0.00	(0.19)
03/31/2014	10.55	0.12	(0.37)	(0.25)	(0.05)	0.00		(0.07)	(0.12)
03/31/2013	10.53	0.12	0.10	0.22	(0.20)	0.00		0.00	(0.20)
03/31/2012	10.88	0.14	(0.35)	(0.21)	(0.14)	0.00		0.00	(0.14)
Class D
03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00		(0.12)	(0.19)
03/31/2015	10.18	0.17	(1.08)	(0.91)	(0.18)	0.00		0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00		(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00		0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00		0.00	(0.12)
Class A
03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00		(0.12)	(0.19)
03/31/2015	10.18	0.16	(1.07)	(0.91)	(0.18)	0.00		0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00		(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00		0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00		0.00	(0.12)
Class C
03/31/2016	9.09	0.12	(0.34)	(0.22)	(0.04)	0.00		(0.08)	(0.12)
03/31/2015	10.18	0.09	(1.08)	(0.99)	(0.10)	0.00		0.00	(0.10)
03/31/2014	10.55	0.03	(0.37)	(0.34)	(0.01)	0.00		(0.02)	(0.03)
03/31/2013	10.53	0.04	0.09	0.13	(0.11)	0.00		0.00	(0.11)
03/31/2012	10.88	0.04	(0.35)	(0.31)	(0.04)	0.00		0.00	(0.04)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class
03/31/2016	$7.94	$0.36	$(0.62)	$(0.26)	$(0.37)	$0.00		$0.00	$(0.37)
03/31/2015	8.96	0.43	(1.00)	(0.57)	(0.43)	(0.02)		0.00	(0.45)
03/31/2014	9.94	0.35	(0.91)	(0.56)	(0.42)	0.00	^	0.00	(0.42)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)
Class P
03/31/2016	7.94	0.36	(0.63)	(0.27)	(0.36)	0.00		0.00	(0.36)
03/31/2015	8.96	0.42	(1.00)	(0.58)	(0.42)	(0.02)		0.00	(0.44)
03/31/2014	9.94	0.37	(0.94)	(0.57)	(0.41)	0.00	^	0.00	(0.41)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)
Class D
03/31/2016	7.94	0.33	(0.62)	(0.29)	(0.34)	0.00		0.00	(0.34)
03/31/2015	8.96	0.39	(1.00)	(0.61)	(0.39)	(0.02)		0.00	(0.41)
03/31/2014	9.94	0.31	(0.91)	(0.60)	(0.38)	0.00	^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00		0.00	(0.03)
Class A
03/31/2016	7.94	0.34	(0.63)	(0.29)	(0.34)	0.00		0.00	(0.34)
03/31/2015	8.96	0.39	(1.00)	(0.61)	(0.39)	(0.02)		0.00	(0.41)
03/31/2014	9.94	0.32	(0.92)	(0.60)	(0.38)	0.00	^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)

Please see footnotes on page 30.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$8.75	(1.27)%	$3,907,369	0.86%		0.86%		0.85%		0.85%		2.56%		64%
9.09	(8.70)	6,012,591	0.85		0.85		0.85		0.85		2.14		76
10.18	(2.12)	5,652,597	0.85		0.85		0.85		0.85		1.39		53
10.55	2.40	6,403,792	0.85		0.85		0.85		0.85		1.57		58
10.53	(1.73)	5,954,755	0.85		0.85		0.85		0.85		1.52		49

8.75	(1.36)	6,745	0.96		0.96		0.95		0.95		2.47		64
9.09	(8.79)	20,371	0.95		0.95		0.95		0.95		1.94		76
10.18	(2.22)	45,109	0.95		0.95		0.95		0.95		1.32		53
10.55	2.30	94,860	0.95		0.95		0.95		0.95		1.46		58
10.53	(1.83)	103,632	0.95		0.95		0.95		0.95		1.43		49

8.75	(1.52)	4,745	1.11		1.11		1.10		1.10		2.34		64
9.09	(8.93)	9,764	1.10		1.10		1.10		1.10		1.92		76
10.18	(2.37)	6,876	1.10		1.10		1.10		1.10		1.15		53
10.55	2.14	9,082	1.10		1.10		1.10		1.10		1.18		58
10.53	(1.98)	35,703	1.10		1.10		1.10		1.10		1.28		49

8.75	(1.66)	16,394	1.26		1.26		1.25		1.25		2.16		64
9.09	(9.07)	31,509	1.25		1.25		1.25		1.25		1.67		76
10.18	(2.52)	66,487	1.25		1.25		1.25		1.25		1.02		53
10.55	2.00	138,932	1.25		1.25		1.25		1.25		1.16		58
10.53	(2.13)	171,250	1.25		1.25		1.25		1.25		1.14		49

8.75	(1.66)	17,595	1.26		1.26		1.25		1.25		2.16		64
9.09	(9.07)	25,822	1.25		1.25		1.25		1.25		1.64		76
10.18	(2.51)	64,820	1.25		1.25		1.25		1.25		1.01		53
10.55	2.00	113,719	1.25		1.25		1.25		1.25		1.15		58
10.53	(2.12)	167,465	1.25		1.25		1.25		1.25		1.14		49

8.75	(2.39)	8,329	2.01		2.01		2.00		2.00		1.42		64
9.09	(9.75)	13,839	2.00		2.00		2.00		2.00		0.91		76
10.18	(3.24)	29,694	2.00		2.00		2.00		2.00		0.26		53
10.55	1.24	49,064	2.00		2.00		2.00		2.00		0.41		58
10.53	(2.86)	64,148	2.00		2.00		2.00		2.00		0.38		49

$7.31	(3.24)%	$340,542	0.04%		0.99%		0.04%		0.99%		4.91%		42%
7.94	(6.67)	403,846	0.04		0.99		0.04		0.99		4.91		28
8.96	(5.59)	315,036	0.07		0.99		0.07		0.99		3.86		29
9.94	(0.21)	3,907	0.05	*	12.24	*	0.05	*	12.24	*	4.20	*	16

7.31	(3.34)	4,004	0.14		1.09		0.14		1.09		4.76		42
7.94	(6.77)	8,669	0.14		1.09		0.14		1.09		4.79		28
8.96	(5.69)	9,878	0.17		1.09		0.17		1.09		4.15		29
9.94	(0.22)	49	0.15	*	12.34	*	0.15	*	12.34	*	4.21	*	16

7.31	(3.63)	1,874	0.44		1.39		0.44		1.39		4.48		42
7.94	(7.05)	3,319	0.44		1.39		0.44		1.39		4.45		28
8.96	(5.96)	8,994	0.47		1.39		0.47		1.39		3.41		29
9.94	(0.25)	1,099	0.45	*	12.64	*	0.45	*	12.64	*	3.63	*	16

7.31	(3.63)	1,427	0.44		1.39		0.44		1.39		4.48		42
7.94	(7.05)	2,856	0.44		1.39		0.44		1.39		4.46		28
8.96	(5.97)	4,580	0.47		1.39		0.47		1.39		3.51		29
9.94	(0.25)	220	0.45	*	12.64	*	0.45	*	12.64	*	3.92	*	16

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2016	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)
Class C
03/31/2016	$7.94	$0.28	$(0.63)	$(0.35)	$(0.28)	$0.00	$0.00	$(0.28)
03/31/2015	8.96	0.33	(1.00)	(0.67)	(0.33)	(0.02)	0.00	(0.35)
03/31/2014	9.94	0.22	(0.88)	(0.66)	(0.32)	0.00 ^	0.00	(0.32)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00	0.00	(0.03)

PIMCO Foreign Bond Fund (Unhedged)
Institutional Class
03/31/2016	$9.62	$0.23	$(0.02)	$0.21	$0.00	$(0.03)	$(0.14)	$(0.17)
03/31/2015	10.34	0.27	(0.77)	(0.50)	(0.22)	0.00	0.00	(0.22)
03/31/2014	10.41	0.29	(0.10)	0.19	(0.15)	0.00	(0.11)	(0.26)
03/31/2013	10.87	0.30	(0.05)	0.25	(0.37)	(0.34)	0.00	(0.71)
03/31/2012	10.66	0.29	0.46	0.75	(0.54)	0.00	0.00	(0.54)
Class P
03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)
03/31/2015	10.34	0.26	(0.77)	(0.51)	(0.21)	0.00	0.00	(0.21)
03/31/2014	10.41	0.28	(0.10)	0.18	(0.14)	0.00	(0.11)	(0.25)
03/31/2013	10.87	0.28	(0.04)	0.24	(0.36)	(0.34)	0.00	(0.70)
03/31/2012	10.66	0.28	0.46	0.74	(0.53)	0.00	0.00	(0.53)
Administrative Class
03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)
03/31/2015	10.34	0.24	(0.76)	(0.52)	(0.20)	0.00	0.00	(0.20)
03/31/2014	10.41	0.27	(0.11)	0.16	(0.12)	0.00	(0.11)	(0.23)
03/31/2013	10.87	0.27	(0.04)	0.23	(0.35)	(0.34)	0.00	(0.69)
03/31/2012	10.66	0.26	0.46	0.72	(0.51)	0.00	0.00	(0.51)
Class D
03/31/2016	9.62	0.20	(0.02)	0.18	0.00	(0.03)	(0.11)	(0.14)
03/31/2015	10.34	0.23	(0.77)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.25	(0.04)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.25	0.45	0.70	(0.49)	0.00	0.00	(0.49)
Class A
03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)
03/31/2015	10.34	0.24	(0.78)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.26	(0.05)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.24	0.46	0.70	(0.49)	0.00	0.00	(0.49)
Class C
03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)
03/31/2015	10.34	0.16	(0.77)	(0.61)	(0.11)	0.00	0.00	(0.11)
03/31/2014	10.41	0.18	(0.11)	0.07	(0.03)	0.00	(0.11)	(0.14)
03/31/2013	10.87	0.17	(0.05)	0.12	(0.24)	(0.34)	0.00	(0.58)
03/31/2012	10.66	0.16	0.46	0.62	(0.41)	0.00	0.00	(0.41)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
03/31/2016	$10.38	$0.22	$(0.32)	$(0.10)	$0.00	$0.00	$(0.22)	$(0.22)
03/31/2015	11.25	0.25	(0.84)	(0.59)	0.00	(0.03)	(0.25)	(0.28)
03/31/2014	11.56	0.25	(0.19)	0.06	(0.22)	(0.11)	(0.04)	(0.37)
03/31/2013	11.47	0.22	0.22	0.44	(0.23)	(0.12)	0.00	(0.35)
03/31/2012	11.28	0.31	0.32	0.63	(0.43)	(0.01)	0.00	(0.44)
Class P
03/31/2016	10.38	0.22	(0.33)	(0.11)	0.00	0.00	(0.21)	(0.21)
03/31/2015	11.25	0.33	(0.93)	(0.60)	0.00	(0.03)	(0.24)	(0.27)
03/31/2014	11.56	0.24	(0.19)	0.05	(0.21)	(0.11)	(0.04)	(0.36)
03/31/2013	11.47	0.20	0.23	0.43	(0.22)	(0.12)	0.00	(0.34)
03/31/2012	11.28	0.29	0.33	0.62	(0.42)	(0.01)	0.00	(0.43)

Please see footnotes on page 30.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.31	(4.35)%	$318	1.19%		2.14%		1.19%		2.14%		3.77%	42%
7.94	(7.74)	378	1.19		2.14		1.19		2.14		3.77	28
8.96	(6.66)	436	1.22		2.14		1.22		2.14		2.41	29
9.94	(0.31)	47	1.20	*	13.39	*	1.20	*	13.39	*	3.51 *	16

$9.66	2.31%	$715,413	0.52%		0.52%		0.50%		0.50%		2.50%	327%
9.62	(4.92)	1,244,376	0.54		0.54		0.50		0.50		2.67	312
10.34	1.86	1,503,661	0.52		0.52		0.50		0.50		2.86	187
10.41	2.08	3,738,584	0.53		0.53		0.50		0.50		2.70	424
10.87	7.06	3,471,189	0.50		0.50		0.50		0.50		2.61	486

9.66	2.21	73,243	0.62		0.62		0.60		0.60		2.40	327
9.62	(5.02)	104,780	0.64		0.64		0.60		0.60		2.54	312
10.34	1.76	101,674	0.62		0.62		0.60		0.60		2.80	187
10.41	1.98	182,025	0.63		0.63		0.60		0.60		2.58	424
10.87	6.95	150,685	0.60		0.60		0.60		0.60		2.50	486

9.66	2.06	18,614	0.77		0.77		0.75		0.75		2.21	327
9.62	(5.16)	17,139	0.79		0.79		0.75		0.75		2.38	312
10.34	1.61	16,727	0.77		0.77		0.75		0.75		2.67	187
10.41	1.86	20,550	0.78		0.78		0.75		0.75		2.46	424
10.87	6.79	17,150	0.75		0.75		0.75		0.75		2.37	486

9.66	1.90	338,436	0.92		0.92		0.90		0.90		2.11	327
9.62	(5.30)	485,559	0.94		0.94		0.90		0.90		2.27	312
10.34	1.45	572,446	0.92		0.92		0.90		0.90		2.51	187
10.41	1.67	772,164	0.93		0.93		0.90		0.90		2.30	424
10.87	6.63	625,799	0.90		0.90		0.90		0.90		2.22	486

9.66	1.91	89,231	0.92		0.92		0.90		0.90		2.09	327
9.62	(5.30)	115,075	0.94		0.94		0.90		0.90		2.36	312
10.34	1.46	209,289	0.92		0.92		0.90		0.90		2.51	187
10.41	1.67	335,706	0.93		0.93		0.90		0.90		2.32	424
10.87	6.63	422,001	0.90	(f)	0.90	(f)	0.90	(f)	0.90	(f)	2.21	486

9.66	1.14	25,357	1.67		1.67		1.65		1.65		1.36	327
9.62	(6.00)	36,759	1.69		1.69		1.65		1.65		1.56	312
10.34	0.70	55,472	1.67		1.67		1.65		1.65		1.76	187
10.41	0.92	88,316	1.68		1.68		1.65		1.65		1.56	424
10.87	5.83	97,963	1.65	(f)	1.65	(f)	1.65	(f)	1.65	(f)	1.46	486

$10.06	(0.92)%	$903,363	0.74%		0.74%		0.70%		0.70%		2.17%	263%
10.38	(5.34)	1,719,172	0.71		0.71		0.70		0.70		2.22	141
11.25	0.57	2,998,065	0.70		0.70		0.70		0.70		2.20	241
11.56	3.83	4,904,822	0.70		0.70		0.70		0.70		1.86	385
11.47	5.65	3,997,936	0.70		0.70		0.70		0.70		2.68	415

10.06	(1.02)	4,354	0.84		0.84		0.80		0.80		2.13	263
10.38	(5.43)	15,463	0.81		0.81		0.80		0.80		2.94	141
11.25	0.47	27,308	0.80		0.80		0.80		0.80		2.11	241
11.56	3.73	71,695	0.80		0.80		0.80		0.80		1.77	385
11.47	5.55	56,644	0.80		0.80		0.80		0.80		2.54	415

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2016	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Global Advantage® Strategy Bond Fund (Cont.)
Class D
03/31/2016	$10.38	$0.18	$(0.32)	$(0.14)	$0.00	$0.00	$(0.18)	$(0.18)
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.33	0.59	(0.39)	(0.01)	0.00	(0.40)
Class A
03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.32	0.58	(0.38)	(0.01)	0.00	(0.39)
Class C
03/31/2016	10.38	0.10	(0.31)	(0.21)	0.00	0.00	(0.11)	(0.11)
03/31/2015	11.25	0.14	(0.85)	(0.71)	0.00	(0.02)	(0.14)	(0.16)
03/31/2014	11.56	0.12	(0.19)	(0.07)	(0.09)	(0.11)	(0.04)	(0.24)
03/31/2013	11.47	0.08	0.23	0.31	(0.10)	(0.12)	0.00	(0.22)
03/31/2012	11.28	0.17	0.33	0.50	(0.30)	(0.01)	0.00	(0.31)
Class R
03/31/2016	10.38	0.15	(0.31)	(0.16)	0.00	0.00	(0.16)	(0.16)
03/31/2015	11.25	0.14	(0.80)	(0.66)	0.00	(0.03)	(0.18)	(0.21)
03/31/2014	11.56	0.18	(0.19)	(0.01)	(0.15)	(0.11)	(0.04)	(0.30)
03/31/2013	11.47	0.14	0.22	0.36	(0.15)	(0.12)	0.00	(0.27)
03/31/2012	11.28	0.23	0.33	0.56	(0.36)	(0.01)	0.00	(0.37)

PIMCO Global Bond Fund (Unhedged)
Institutional Class
03/31/2016	$9.12	$0.20	$0.03	$0.23	$(0.00)^	$0.00	$(0.17)	$(0.17)
03/31/2015	9.51	0.24	(0.41)	(0.17)	(0.22)	0.00	0.00	(0.22)
03/31/2014	9.74	0.26	(0.25)	0.01	(0.01)	0.00	(0.23)	(0.24)
03/31/2013	10.07	0.28	0.16	0.44	(0.47)	(0.30)	0.00	(0.77)
03/31/2012	9.80	0.29	0.52	0.81	(0.41)	(0.13)	0.00	(0.54)
Class P
03/31/2016	9.12	0.19	0.03	0.22	(0.00)^	0.00	(0.16)	(0.16)
03/31/2015	9.51	0.23	(0.41)	(0.18)	(0.21)	0.00	0.00	(0.21)
03/31/2014	9.74	0.25	(0.25)	0.00	(0.01)	0.00	(0.22)	(0.23)
03/31/2013	10.07	0.26	0.17	0.43	(0.46)	(0.30)	0.00	(0.76)
03/31/2012	9.80	0.28	0.52	0.80	(0.40)	(0.13)	0.00	(0.53)
Administrative Class
03/31/2016	9.12	0.18	0.02	0.20	(0.00)^	0.00	(0.14)	(0.14)
03/31/2015	9.51	0.22	(0.41)	(0.19)	(0.20)	0.00	0.00	(0.20)
03/31/2014	9.74	0.24	(0.25)	(0.01)	(0.01)	0.00	(0.21)	(0.22)
03/31/2013	10.07	0.26	0.15	0.41	(0.44)	(0.30)	0.00	(0.74)
03/31/2012	9.80	0.26	0.53	0.79	(0.39)	(0.13)	0.00	(0.52)
Class D
03/31/2016	9.12	0.17	0.02	0.19	(0.00)^	0.00	(0.13)	(0.13)
03/31/2015	9.51	0.21	(0.41)	(0.20)	(0.19)	0.00	0.00	(0.19)
03/31/2014	9.74	0.22	(0.25)	(0.03)	(0.01)	0.00	(0.19)	(0.20)
03/31/2013	10.07	0.24	0.16	0.40	(0.43)	(0.30)	0.00	(0.73)
03/31/2012	9.80	0.25	0.52	0.77	(0.37)	(0.13)	0.00	(0.50)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2016	$10.59	$0.17	$(0.20)	$(0.03)	$(0.44)	$(0.12)	$0.00	$(0.56)
03/31/2015	10.29	0.23	0.74	0.97	(0.67)	0.00	0.00	(0.67)
03/31/2014	10.56	0.24	(0.19)	0.05	(0.22)	(0.10)	0.00	(0.32)
03/31/2013	10.34	0.24	0.65	0.89	(0.36)	(0.31)	0.00	(0.67)
03/31/2012	9.78	0.28	0.64	0.92	(0.34)	(0.02)	0.00	(0.36)

Please see footnotes on page 30.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.06	(1.32)%	$6,575	1.14%	1.14%	1.10%	1.10%	1.79%	263%
10.38	(5.72)	15,229	1.11	1.11	1.10	1.10	2.04	141
11.25	0.17	35,023	1.10	1.10	1.10	1.10	1.81	241
11.56	3.42	69,613	1.10	1.10	1.10	1.10	1.47	385
11.47	5.24	101,359	1.10	1.10	1.10	1.10	2.28	415

10.06	(1.32)	14,080	1.14	1.14	1.10	1.10	1.79	263
10.38	(5.72)	24,495	1.11	1.11	1.10	1.10	2.07	141
11.25	0.17	50,863	1.10	1.10	1.10	1.10	1.82	241
11.56	3.42	135,127	1.10	1.10	1.10	1.10	1.47	385
11.47	5.24	158,712	1.10	1.10	1.10	1.10	2.26	415

10.06	(2.05)	7,692	1.89	1.89	1.85	1.85	1.04	263
10.38	(6.42)	13,106	1.86	1.86	1.85	1.85	1.28	141
11.25	(0.57)	23,362	1.85	1.85	1.85	1.85	1.06	241
11.56	2.65	37,482	1.85	1.85	1.85	1.85	0.73	385
11.47	4.45	39,503	1.85	1.85	1.85	1.85	1.50	415

10.06	(1.56)	3,740	1.39	1.39	1.35	1.35	1.53	263
10.38	(5.95)	5,220	1.36	1.36	1.35	1.35	1.28	141
11.25	(0.08)	5,740	1.35	1.35	1.35	1.35	1.56	241
11.56	3.16	6,712	1.35	1.35	1.35	1.35	1.22	385
11.47	4.98	6,470	1.35	1.35	1.35	1.35	2.00	415

$9.18	2.54%	$409,319	0.57%	0.57%	0.55%	0.55%	2.29%	380%
9.12	(1.82)	495,294	0.57	0.57	0.55	0.55	2.58	358
9.51	0.18	654,419	0.56	0.56	0.55	0.55	2.78	161
9.74	4.15	782,717	0.58	0.58	0.55	0.55	2.76	285
10.07	8.36	885,539	0.55	0.55	0.55	0.55	2.85	267

9.18	2.44	753	0.67	0.67	0.65	0.65	2.18	380
9.12	(1.92)	972	0.67	0.67	0.65	0.65	2.46	358
9.51	0.08	1,200	0.66	0.66	0.65	0.65	2.62	161
9.74	4.05	3,855	0.68	0.68	0.65	0.65	2.57	285
10.07	8.25	1,020	0.65	0.65	0.65	0.65	2.75	267

9.18	2.29	121,198	0.82	0.82	0.80	0.80	2.04	380
9.12	(2.06)	144,369	0.82	0.82	0.80	0.80	2.31	358
9.51	(0.07)	180,999	0.81	0.81	0.80	0.80	2.52	161
9.74	3.89	237,905	0.83	0.83	0.80	0.80	2.50	285
10.07	8.09	239,957	0.80	0.80	0.80	0.80	2.60	267

9.18	2.13	18,517	0.97	0.97	0.95	0.95	1.90	380
9.12	(2.21)	23,786	0.97	0.97	0.95	0.95	2.19	358
9.51	(0.22)	37,291	0.96	0.96	0.95	0.95	2.36	161
9.74	3.74	62,806	0.98	0.98	0.95	0.95	2.34	285
10.07	7.93	55,839	0.95	0.95	0.95	0.95	2.45	267

$10.00	(0.09)%	$492,168	0.57%	0.57%	0.55%	0.55%	1.64%	354%
10.59	9.68	397,372	0.56	0.56	0.55	0.55	2.16	338
10.29	0.49	365,991	0.56	0.56	0.55	0.55	2.34	181
10.56	8.77	448,928	0.57	0.57	0.55	0.55	2.24	361
10.34	9.56	240,055	0.55	0.55	0.55	0.55	2.78	348

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2016	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)	Total Distributions

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)
Class P
03/31/2016	$10.59	$0.16	$(0.20)	$(0.04)	$(0.43)	$(0.12)	$0.00	$(0.55)
03/31/2015	10.29	0.21	0.75	0.96	(0.66)	0.00	0.00	(0.66)
03/31/2014	10.56	0.23	(0.19)	0.04	(0.21)	(0.10)	0.00	(0.31)
03/31/2013	10.34	0.23	0.65	0.88	(0.35)	(0.31)	0.00	(0.66)
03/31/2012	9.78	0.27	0.64	0.91	(0.33)	(0.02)	0.00	(0.35)
Administrative Class
03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)
03/31/2015	10.29	0.20	0.75	0.95	(0.65)	0.00	0.00	(0.65)
03/31/2014	10.56	0.21	(0.19)	0.02	(0.19)	(0.10)	0.00	(0.29)
03/31/2013	10.34	0.21	0.65	0.86	(0.33)	(0.31)	0.00	(0.64)
03/31/2012	9.78	0.25	0.65	0.90	(0.32)	(0.02)	0.00	(0.34)
Class A
03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)
03/31/2015	10.29	0.19	0.75	0.94	(0.64)	0.00	0.00	(0.64)
03/31/2014	10.56	0.20	(0.19)	0.01	(0.18)	(0.10)	0.00	(0.28)
03/31/2013	10.34	0.20	0.65	0.85	(0.32)	(0.31)	0.00	(0.63)
03/31/2012	9.78	0.25	0.64	0.89	(0.31)	(0.02)	0.00	(0.33)
Class C
03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)
03/31/2015	10.29	0.11	0.75	0.86	(0.56)	0.00	0.00	(0.56)
03/31/2014	10.56	0.13	(0.20)	(0.07)	(0.10)	(0.10)	0.00	(0.20)
03/31/2013	10.34	0.12	0.65	0.77	(0.24)	(0.31)	0.00	(0.55)
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	0.00	(0.25)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective October 1, 2014, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.50%.
(d)	Effective October 1, 2015, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(e)	Effective October 1, 2012, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.75%.
(f)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.00	(0.19)%	$49,706	0.67%		0.67%		0.65%		0.65%		1.57%	354%
10.59	9.58	45,144	0.66		0.66		0.65		0.65		1.96	338
10.29	0.39	22,806	0.66		0.66		0.65		0.65		2.25	181
10.56	8.66	23,985	0.67		0.67		0.65		0.65		2.14	361
10.34	9.45	10,326	0.65		0.65		0.65		0.65		2.70	348

10.00	(0.34)	7,322	0.82		0.82		0.80		0.80		1.42	354
10.59	9.41	5,439	0.81		0.81		0.80		0.80		1.87	338
10.29	0.24	3,147	0.81		0.81		0.80		0.80		2.08	181
10.56	8.51	4,887	0.82		0.82		0.80		0.80		2.00	361
10.34	9.28	1,704	0.80		0.80		0.80		0.80		2.50	348

10.00	(0.44)	71,768	0.92		0.92		0.90		0.90		1.33	354
10.59	9.30	73,910	0.91		0.91		0.90		0.90		1.80	338
10.29	0.13	65,435	0.91		0.91		0.90		0.90		1.99	181
10.56	8.39	81,766	0.92		0.92		0.90		0.90		1.90	361
10.34	9.17	52,681	0.90	(f)	0.90	(f)	0.90	(f)	0.90	(f)	2.45	348

10.00	(1.20)	26,066	1.67		1.67		1.65		1.65		0.58	354
10.59	8.50	26,823	1.66		1.66		1.65		1.65		1.04	338
10.29	(0.61)	23,505	1.66		1.66		1.65		1.65		1.24	181
10.56	7.59	28,449	1.67		1.67		1.65		1.65		1.16	361
10.34	8.36	22,135	1.65	(f)	1.65	(f)	1.65	(f)	1.65	(f)	1.75	348

ANNUAL REPORT	MARCH 31, 2016	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Assets:
Investments, at value
Investments in securities*	$4,622,561	$1,339,767	$133,789	$3,054,892
Investments in Affiliates	455,959	191,775	10,032	960,045
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,752	19	0	0
Over the counter	330,158	17,161	4	496,505
Cash	73,984	184	0	1
Deposits with counterparty	14,874	4,155	0	373
Foreign currency, at value	13,025	1,961	145	1,364
Receivable for investments sold	30,207	20,902	90	22,802
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	3,294	0	0	16,534
Receivable for Fund shares sold	11,428	16,159	3	45
Interest and/or dividends receivable	69,470	23,092	1,916	20,213
Dividends receivable from Affiliates	374	106	10	583
Other assets	0	0	0	0
Total Assets	5,628,086	1,615,281	145,989	4,573,357

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$28,303	$4,144	$22,158
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	3,298	0	0	16,560
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,178	246	0	632
Over the counter	236,853	39,077	100	241,124
Payable for investments purchased	44,590	15,407	0	59,332
Payable for investments in Affiliates purchased	374	106	10	583
Payable for TBA investments purchased	0	0	0	0
Deposits from counterparty	226,045	5,292	0	222,739
Payable for Fund shares redeemed	59,067	4,128	20	46,045
Dividends payable	896	1,784	65	21
Overdraft due to custodian	0	0	14	0
Accrued investment advisory fees	1,874	592	70	1,524
Accrued supervisory and administrative fees	1,901	546	51	1,361
Accrued distribution fees	23	74	0	10
Accrued servicing fees	16	47	0	5
Accrued taxes payable	1,525	0	0	0
Accrued reimbursement to PIMCO	0	0	0	0
Other liabilities	928	7	1	86
Total Liabilities	578,568	95,609	4,475	612,180

Net Assets	$5,049,518	$1,519,672	$141,514	$3,961,177

Net Assets Consist of:
Paid in capital	$6,170,092	$1,924,909	$222,145	$5,253,387
(Overdistributed) net investment income	(230,298)	(6,562)	(454)	(234,530)
Accumulated undistributed net realized (loss)	(215,517)	(217,029)	(68,724)	(1,246,829)
Net unrealized appreciation (depreciation)	(674,759)	(181,646)	(11,453)	189,149
	$5,049,518	$1,519,672	$141,514	$3,961,177

Cost of investments in securities	$5,367,948	$1,507,673	$145,214	$3,111,447
Cost of investments in Affiliates	$455,765	$191,707	$10,029	$959,698
Cost of foreign currency held	$12,981	$1,914	$137	$1,360
Proceeds received on short sales	$3,293	$0	$0	$16,534
Cost or premiums of financial derivative instruments, net	$2,435	$(11,391)	$(55)	$(7,973)

* Includes repurchase agreements of:	$3,281	$1,084	$518	$3,371

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$507	$1,523,632	$1,104,775	$610,013	$723,159
355,811	210	41,630	199	183

0	1,871	1,491	824	922
0	63,466	44,555	10,865	11,327
1	362	205	448	386
0	6,150	4,631	1,501	2,812
0	3,659	3,077	2,260	2,791
0	164,532	125,107	69,371	75,411
0	0	58,857	0	0
0	209,695	166,407	150,180	122,533
1,159	1,806	260	119	428
1	10,413	7,972	3,626	3,437
1,381	1	12	11	2
0	1	0	0	3
358,860	1,985,798	1,558,979	849,417	943,394

$0	$172,336	$55,003	$8,112	$19,035
0	42,465	138,883	0	3,024
0	65,626	4,674	31,552	0

0	2,632	1,826	807	970
0	26,447	41,119	7,572	15,040
0	186,671	132,901	69,618	78,801
10,172	1	12	11	2
0	193,285	231,659	178,753	174,453
0	32,151	11,171	2,206	2,120
426	3,015	1,184	546	2,491
38	159	5	170	75
0	0	0	0	0
0	268	313	114	136
20	330	239	140	176
1	90	7	28	18
0	24	5	0	21
0	0	0	0	0
35	0	0	0	0
3	4	174	1	2
10,695	725,504	619,175	299,630	296,364

$348,165	$1,260,294	$939,804	$549,787	$647,030

$447,262	$1,317,777	$1,015,638	$559,614	$667,591
(38)	(79,990)	(28,416)	(16,317)	(17,546)
(64,242)	(1,453)	(24,785)	(1,682)	(5,759)
(34,817)	23,960	(22,633)	8,172	2,744
$348,165	$1,260,294	$939,804	$549,787	$647,030

$507	$1,515,483	$1,116,828	$603,877	$714,650
$390,628	$210	$41,624	$199	$183
$0	$3,659	$3,077	$2,254	$2,788
$0	$65,447	$4,669	$31,471	$0
$0	$776	$(4,052)	$(477)	$210

$507	$0	$1,245	$1,172	$0

ANNUAL REPORT	MARCH 31, 2016	33

Statements of Assets and Liabilities (Cont.)

	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Net Assets:
Institutional Class	$4,828,418	$1,032,754	$139,423	$3,907,369
Class P	109,314	113,311	626	6,745
Administrative Class	8,957	4,560	NA	4,745
Class D	30,064	135,730	114	16,394
Class A	48,860	162,167	948	17,595
Class C	23,905	71,150	403	8,329
Class R	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	669,506	106,435	14,186	446,830
Class P	15,157	11,678	64	771
Administrative Class	1,242	470	NA	543
Class D	4,169	13,988	12	1,875
Class A	6,775	16,713	96	2,012
Class C	3,315	7,333	41	953
Class R	NA	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$7.21	$9.70	$9.83	$8.75
Class P	7.21	9.70	9.83	8.75
Administrative Class	7.21	9.70	NA	8.75
Class D	7.21	9.70	9.83	8.75
Class A	7.21	9.70	9.83	8.75
Class C	7.21	9.70	9.83	8.75
Class R	NA	NA	NA	NA

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$340,542	$715,413	$903,363	$409,319	$492,168
4,004	73,243	4,354	753	49,706
NA	18,614	NA	121,198	7,322
1,874	338,436	6,575	18,517	NA
1,427	89,231	14,080	NA	71,768
318	25,357	7,692	NA	26,066
NA	NA	3,740	NA	NA

46,605	74,088	89,796	44,579	49,217
548	7,585	433	82	4,971
NA	1,928	NA	13,199	732
256	35,048	654	2,017	NA
195	9,241	1,399	NA	7,177
44	2,626	764	NA	2,607
NA	NA	372	NA	NA

$7.31	$9.66	$10.06	$9.18	$10.00
7.31	9.66	10.06	9.18	10.00
NA	9.66	NA	9.18	10.00
7.31	9.66	10.06	9.18	NA
7.31	9.66	10.06	NA	10.00
7.31	9.66	10.06	NA	10.00
NA	NA	10.06	NA	NA

ANNUAL REPORT	MARCH 31, 2016	35

Statements of Operations

Year Ended March 31, 2016
(Amounts in thousands†)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Investment Income:
Interest, net of foreign taxes*	$336,534	$114,171	$13,003	$166,896
Dividends	0	0	0	0
Dividends from Investments in Affiliates	6,972	1,831	186	7,163
Total Income	343,506	116,002	13,189	174,059

Expenses:
Investment advisory fees	28,345	9,143	1,516	22,958
Supervisory and administrative fees	28,757	8,404	917	20,500
Distribution and/or servicing fees - Administrative Class	58	17	0	15
Distribution and/or servicing fees - Class D	96	401	1	55
Distribution fees - Class C	226	625	4	80
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	156	484	3	51
Servicing fees - Class C	75	208	1	27
Servicing fees - Class R	0	0	0	0
Trustee fees	37	11	1	29
Interest expense	272	11	2	468
Miscellaneous expense	0	0	0	0
Total Expenses	58,022	19,304	2,445	44,183
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	58,022	19,304	2,445	44,183

Net Investment Income	285,484	96,698	10,744	129,876

Net Realized Gain (Loss):
Investments in securities	(1,341,036)	(115,288)	(36,543)	(459,538)
Investments in Affiliates	(2,133)	(662)	(85)	(2,030)
Exchange-traded or centrally cleared financial derivative instruments	(6,214)	154	(928)	(7,191)
Over the counter financial derivative instruments	(210,082)	(2,599)	(851)	(139,275)
Foreign currency	(204,439)	1,096	71	(4,883)

Net Realized (Loss)	(1,763,904)	(117,299)	(38,336)	(612,917)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	915,233	(390)	17,188	328,474
Investments in Affiliates	146	35	0	127
Exchange-traded or centrally cleared financial derivative instruments	(6,925)	(3,066)	832	(11,550)
Over the counter financial derivative instruments	112,738	(2,711)	1,481	24,783
Short sales	0	0	0	0
Foreign currency assets and liabilities	9,929	(15)	20	1,096

Net Change in Unrealized Appreciation (Depreciation)	1,031,121	(6,147)	19,521	342,930

Net Increase (Decrease) in Net Assets Resulting from Operations	$(447,299)	$(26,748)	$(8,071)	$(140,111)

* Foreign tax withholdings	$5,999	$3	$1	$136

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$0	$47,434	$42,998	$16,314	$12,548
0	20	22	5	1
17,739	142	242	79	269
17,739	47,596	43,262	16,398	12,818

2,112	3,935	5,949	1,436	1,441
1,444	4,747	4,532	1,753	1,873
0	44	0	319	16
6	913	21	49	0
2	215	75	0	196
0	0	11	0	0
5	242	45	0	184
1	72	25	0	65
0	0	11	0	0
2	9	8	3	3
1	361	541	95	114
17	2	19	1	0
3,590	10,540	11,237	3,656	3,892
(3,369)	0	0	0	0
221	10,540	11,237	3,656	3,892

17,518	37,056	32,025	12,742	8,926

0	(111,835)	(89,459)	(28,322)	(12,484)
(49,130)	60	(6)	11	(40)
0	(4,211)	(15,004)	(3,436)	(3,376)
11	(63,650)	(42,071)	(2,150)	2,619
0	53,000	35,091	12,694	6,576

(49,119)	(126,636)	(111,449)	(21,203)	(6,705)

0	97,867	56,609	26,684	23,387
15,562	(26)	(14)	(5)	(7)
0	(5,643)	1,788	(1,011)	(2,145)
19	76,856	34,689	10,672	(12,600)
0	0	252	0	0
0	(74,001)	(48,945)	(16,732)	(9,816)

15,581	95,053	44,379	19,608	(1,181)

$(16,020)	$5,473	$(35,045)	$11,147	$1,040

$0	$0	$229	$0	$1

ANNUAL REPORT	MARCH 31, 2016	37

Statements of Changes in Net Assets

	PIMCO Emerging Local Bond Fund		PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$285,484	$461,436	$96,698	$199,667	$10,744	$37,992	$129,876	$127,504
Net realized gain (loss)	(1,763,904)	(820,395)	(117,299)	1,953	(38,336)	(1,774)	(612,917)	(550,695)
Net change in unrealized appreciation (depreciation)	1,031,121	(800,699)	(6,147)	(76,238)	19,521	(18,246)	342,930	(146,162)

Net Increase (Decrease) in Net Assets Resulting from Operations	(447,299)	(1,159,658)	(26,748)	125,382	(8,071)	17,972	(140,111)	(569,353)

Distributions to Shareholders:
From net investment income(a)
Institutional Class	0	0	(73,386)	(176,940)	(10,830)	(40,040)	(47,334)	(129,160)
Class P	0	0	(7,920)	(11,224)	(59)	(68)	(120)	(686)
Administrative Class	0	0	(324)	(498)	0	0	(52)	(175)
Class D	0	0	(7,637)	(11,919)	(9)	(22)	(175)	(945)
Class A	0	0	(9,193)	(14,231)	(60)	(105)	(162)	(766)
Class B	0	0	0	(26)^	0	0	0	0
Class C	0	0	(3,353)	(4,837)	(20)	(27)	(55)	(226)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains(a)
Institutional Class	0	0	(7,712)	(25,257)	0	0	0	0
Class P	0	0	(729)	(2,818)	0	0	0	0
Administrative Class	0	0	(29)	(91)	0	0	0	0
Class D	0	0	(801)	(2,718)	0	0	0	0
Class A	0	0	(958)	(2,950)	0	0	0	0
Class B	0	0	0	(3)^	0	0	0	0
Class C	0	0	(432)	(1,366)	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital(a)
Institutional Class	(297,338)	(457,492)	0	0	0	0	(80,056)	0
Class P	(7,301)	(15,418)	0	0	0	0	(202)	0
Administrative Class	(1,090)	(1,783)	0	0	0	0	(89)	0
Class D	(1,736)	(9,077)	0	0	0	0	(295)	0
Class A	(2,813)	(6,660)	0	0	0	0	(274)	0
Class B	0	0	0	0	0	0	0	0
Class C	(1,135)	(2,486)	0	0	0	0	(94)	0
Class R	0	0	0	0	0	0	0	0

Total Distributions	(311,413)	(492,916)	(112,474)	(254,878)	(10,978)	(40,262)	(128,908)	(131,958)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(2,190,515)	(1,241,287)	(682,462)	(3,451,061)	(140,684)	(1,055,806)	(1,883,700)	949,624

Total Increase (Decrease) in Net Assets	(2,949,227)	(2,893,861)	(821,684)	(3,580,557)	(159,733)	(1,078,096)	(2,152,719)	248,313

Net Assets:
Beginning of year	7,998,745	10,892,606	2,341,356	5,921,913	301,247	1,379,343	6,113,896	5,865,583
End of year*	$5,049,518	$7,998,745	$1,519,672	$2,341,356	$141,514	$301,247	$3,961,177	$6,113,896

* Including undistributed (overdistributed) net investment income of:	$(230,298)	$(113,867)	$(6,562)	$3,944	$(454)	$1,740 (b)	$(234,530)	$(213,042)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(b)	The amount previously reported as $(261,052) in the annual report dated March 31, 2015 has been restated, as above.

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Emerging Markets Full Spectrum Bond Fund		PIMCO Foreign Bond Fund (Unhedged)		PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Fund (Unhedged)		PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015

$17,518	$21,030	$37,056	$61,044	$32,025	$56,989	$12,742	$20,164	$8,926	$10,088
(49,119)	(11,987)	(126,636)	(70,202)	(111,449)	(74,196)	(21,203)	(6,992)	(6,705)	44,797
15,581	(43,444)	95,053	(115,213)	44,379	(91,074)	19,608	(26,162)	(1,181)	(10,133)

(16,020)	(34,401)	5,473	(124,371)	(35,045)	(108,281)	11,147	(12,990)	1,040	44,752

(17,117)	(20,182)	0	(33,402)	0	0	(19)	(14,551)	(20,385)	(22,309)
(251)	(479)	0	(2,253)	0	0	(0)	(27)	(1,922)	(2,105)
0	0	0	(334)	0	0	(5)	(3,599)	(280)	(269)
(106)	(213)	0	(9,942)	0	0	(1)	(639)	0	0
(97)	(170)	0	(3,266)	0	0	0	0	(2,999)	(3,794)
0	0	0	0	0	0	0	0	0	(6)^
(12)	(17)	0	(529)	0	0	0	0	(861)	(1,274)
0	0	0	0	0	0	0	0	0	0

0	(1,034)	(3,968)	0	0	(9,215)	0	0	(5,783)	0
0	(23)	(288)	0	0	(88)	0	0	(541)	0
0	0	(61)	0	0	0	0	0	(83)	0
0	(11)	(1,140)	0	0	(84)	0	0	0	0
0	(8)	(304)	0	0	(120)	0	0	(896)	0
0	0	0	0	0	0	0	0	0	0
0	(1)	(45)	0	0	(39)	0	0	(318)	0
0	0	0	0	0	(16)	0	0	0	0

0	0	(14,861)	0	(32,447)	(54,650)	(7,966)	0	0	0
0	0	(1,078)	0	(199)	(520)	(15)	0	0	0
0	0	(227)	0	0	0	(2,063)	0	0	0
0	0	(4,268)	0	(160)	(496)	(289)	0	0	0
0	0	(1,139)	0	(339)	(711)	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	(168)	0	(111)	(236)	0	0	0	0
0	0	0	0	(68)	(93)	0	0	0	0

(17,583)	(22,138)	(27,547)	(49,726)	(33,324)	(66,268)	(10,358)	(18,816)	(34,068)	(29,757)

(37,300)	136,683	(721,320)	(281,484)	(784,512)	(1,173,127)	(115,423)	(177,682)	131,370	52,625

(70,903)	80,144	(743,394)	(455,581)	(852,881)	(1,347,676)	(114,634)	(209,488)	98,342	67,620

419,068	338,924	2,003,688	2,459,269	1,792,685	3,140,361	664,421	873,909	548,688	481,068
$348,165	$419,068	$1,260,294	$2,003,688	$939,804	$1,792,685	$549,787	$664,421	$647,030	$548,688

$(38)	$23	$(79,990)	$(159,480)	$(28,416)	$(66,683)	$(16,317)	$(36,912)	$(17,546)	$2,233

ANNUAL REPORT	MARCH 31, 2016	39

Schedule of Investments PIMCO Emerging Local Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.6%

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		$900	$910

Total Bermuda (Cost $908)			910

BRAZIL 18.8%

CORPORATE BONDS & NOTES 4.3%
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$32,200	32,876
Caixa Economica Federal
2.375% due 11/06/2017		16,900	16,224
4.500% due 10/03/2018		2,900	2,835
Petrobras Global Finance BV
2.000% due 05/20/2016		30,450	30,414
2.238% due 05/20/2016		37,860	37,822
2.762% due 01/15/2019		21,200	17,280
3.000% due 01/15/2019		300	258
3.002% due 03/17/2017		25,423	24,599
3.250% due 03/17/2017		2,000	1,968
5.750% due 01/20/2020		16,400	14,170
5.875% due 03/01/2018		16,700	16,070
6.125% due 10/06/2016		12,150	12,304
7.875% due 03/15/2019		10,435	10,033

			216,853

SOVEREIGN ISSUES 14.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		14,900	14,895
6.369% due 06/16/2018		15,510	16,076
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (c)	BRL	803,850	216,293
0.000% due 10/01/2016 (c)		474,500	123,488
0.000% due 01/01/2017 (c)		305,030	76,937
0.000% due 01/01/2018 (c)		38,000	8,455
0.000% due 07/01/2018 (c)		297,200	62,206
0.000% due 01/01/2019 (c)		488,300	95,217
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		110,050	26,882
10.000% due 01/01/2025		416,825	94,022

			734,471

Total Brazil (Cost $995,546)			951,324

CANADA 0.3%

CORPORATE BONDS & NOTES 0.3%
Toronto-Dominion Bank
1.159% due 07/23/2018		$15,000	14,970

Total Canada (Cost $15,000)			14,970

CAYMAN ISLANDS 0.7%

ASSET-BACKED SECURITIES 0.0%
Dryden Leveraged Loan CDO
0.864% due 10/20/2020		$1,357	1,352

CORPORATE BONDS & NOTES 0.7%
Alibaba Group Holding Ltd.
1.156% due 11/28/2017		3,100	3,075
1.625% due 11/28/2017		17,800	17,825
Anstock Ltd.
2.125% due 07/24/2017		7,500	7,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)		$2,209	$2,088
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		1,492	485
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 §		8,916	2,051
6.750% due 10/01/2023 §		1,143	263
QNB Finance Ltd.
1.868% due 10/31/2016		1,050	1,053

			34,299

Total Cayman Islands (Cost $40,885)			35,651

CHILE 0.3%

CORPORATE BONDS & NOTES 0.2%
Banco del Estado de Chile
2.000% due 11/09/2017		$200	201
Banco Santander Chile
1.517% due 04/11/2017		9,500	9,441

			9,642

SOVEREIGN ISSUES 0.1%
Bonos de la Tesoreria de la Republica CPI Linked Bond
4.500% due 10/15/2023	CLP	1,806,844	3,331
Bonos del Banco Central de Chile en UF CPI Linked Bond
3.000% due 05/01/2017		774,362	1,184
3.000% due 07/01/2018		1,445,475	2,259
3.000% due 10/01/2018		38,718	61

			6,835

Total Chile (Cost $16,537)			16,477

CHINA 0.5%

CORPORATE BONDS & NOTES 0.4%
Sinopec Group Overseas Development Ltd.
1.397% due 04/10/2017		$19,100	19,067

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	6,280	1,051
China Government International Bond
3.290% due 04/18/2020		14,770	2,356
3.380% due 05/23/2023		2,000	321
4.080% due 08/22/2023		2,100	352

			4,080

Total China (Cost $23,050)			23,147

COLOMBIA 5.4%

CORPORATE BONDS & NOTES 0.9%
Ecopetrol S.A.
7.625% due 07/23/2019		$2,500	2,744
Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	13,100,000	3,789
8.375% due 02/01/2021		79,448,000	25,405
Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		39,945,000	11,418

			43,356

SOVEREIGN ISSUES 4.5%
Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	7,554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombia Government International Bond
9.850% due 06/28/2027		4,168,000	$1,622
Colombian TES
5.000% due 11/21/2018		137,608,500	43,827
7.000% due 09/11/2019		43,380,000	14,351
7.000% due 05/04/2022		171,485,900	55,275
7.250% due 06/15/2016		11,298,000	3,778
7.500% due 08/26/2026		132,843,400	42,437
7.750% due 09/18/2030		10,000,000	3,159
10.000% due 07/24/2024		146,117,800	54,749

			226,752

Total Colombia (Cost $456,380)			270,108

CZECH REPUBLIC 0.2%

SOVEREIGN ISSUES 0.2%
Czech Republic Government International Bond
0.370% due 10/27/2016	CZK	212,000	8,943

Total Czech Republic (Cost $8,379)			8,943

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%
El Salvador Government International Bond
7.375% due 12/01/2019		$5,990	6,005

Total El Salvador (Cost $6,508)			6,005

GERMANY 0.0%

CORPORATE BONDS & NOTES 0.0%
Deutsche Bank AG
1.106% due 05/30/2017		$1,800	1,788

Total Germany (Cost $1,800)			1,788

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%
CNOOC Finance Ltd.
1.125% due 05/09/2016		$14,300	14,297
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		7,000	6,991
CNPC General Capital Ltd.
1.450% due 04/16/2016		22,400	22,401

Total Hong Kong (Cost $43,688)			43,689

HUNGARY 0.4%

SOVEREIGN ISSUES 0.4%
Hungary Government International Bond
5.500% due 06/24/2025	HUF	626,300	2,777
6.000% due 11/24/2023		1,000,000	4,479
6.500% due 06/24/2019		441,000	1,848
6.750% due 11/24/2017		478,000	1,896
7.500% due 11/12/2020		1,944,300	8,778

Total Hungary (Cost $21,631)			19,778

INDIA 1.0%

CORPORATE BONDS & NOTES 0.1%
Export-Import Bank of India
4.000% due 08/07/2017		$1,000	1,025
Indian Railway Finance Corp. Ltd.
3.417% due 10/10/2017		5,000	5,108

			6,133

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.9%
India Government International Bond
8.400% due 07/28/2024	INR	3,020,000	$47,382

Total India (Cost $53,013)			53,515

INDONESIA 7.8%

CORPORATE BONDS & NOTES 1.3%
Bank Negara Indonesia Persero Tbk PT
4.125% due 04/27/2017		$13,925	14,204
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		11,400	11,628
Majapahit Holding BV
7.250% due 06/28/2017		24,717	26,324
7.750% due 10/17/2016		14,500	15,007

			67,163

SOVEREIGN ISSUES 6.5%
Indonesia Government International Bond
5.625% due 05/15/2023	IDR	31,458,000	2,098
6.125% due 05/15/2028		6,500,000	413
6.375% due 04/15/2042		454,596,000	27,112
6.875% due 01/17/2018		$3,380	3,673
7.000% due 05/15/2027	IDR	54,700,000	3,843
8.250% due 07/15/2021		330,460,000	25,866
8.250% due 06/15/2032		423,321,000	31,953
8.375% due 09/15/2026		164,883,000	13,008
8.375% due 03/15/2034		7,316,000	560
8.750% due 02/15/2044		45,862,000	3,556
9.500% due 07/15/2023		22,807,000	1,878
9.500% due 07/15/2031		340,585,000	28,405
9.500% due 05/15/2041		333,047,000	28,082
10.000% due 09/15/2024		218,000,000	18,540
10.000% due 02/15/2028		576,198,000	49,437
10.500% due 08/15/2030		458,863,000	41,148
10.500% due 07/15/2038		295,238,000	26,914
11.000% due 09/15/2025		111,764,000	10,125
12.800% due 06/15/2021		1,980,000	182
12.900% due 06/15/2022		94,030,000	8,876

			325,669

Total Indonesia (Cost $524,513)			392,832

IRELAND 0.5%

CORPORATE BONDS & NOTES 0.5%
Russian Railways via RZD Capital PLC
8.300% due 04/02/2019	RUB	1,920,900	27,309
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$200	203

Total Ireland (Cost $25,964)			27,512

ISRAEL 0.3%

CORPORATE BONDS & NOTES 0.3%
Delek & Avner Tamar Bond Ltd.
2.803% due 12/30/2016		$11,200	11,200
Israel Electric Corp. Ltd.
5.625% due 06/21/2018		3,400	3,620

Total Israel (Cost $14,754)			14,820

KAZAKHSTAN 0.9%

CORPORATE BONDS & NOTES 0.9%
Intergas Finance BV
6.375% due 05/14/2017		$5,665	5,832

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KazMunayGas National Co. JSC
9.125% due 07/02/2018		$7,600	$8,316
Samruk-Energy JSC
3.750% due 12/20/2017		34,310	33,173

Total Kazakhstan (Cost $48,328)			47,321

LUXEMBOURG 1.7%

CORPORATE BONDS & NOTES 1.7%
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		$22,800	22,911
6.212% due 11/22/2016		20,540	21,042
8.146% due 04/11/2018		18,990	20,623
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		3,050	3,128
8.625% due 02/17/2017	RUB	281,800	4,148
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$14,300	14,658

Total Luxembourg (Cost $90,370)			86,510

MALAYSIA 6.5%

SOVEREIGN ISSUES 6.5%
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		$800	816
Malaysia Government International Bond
3.260% due 03/01/2018	MYR	2,470	635
3.314% due 10/31/2017		18,893	4,882
3.492% due 03/31/2020		89,776	23,086
3.502% due 05/31/2027		30,400	7,330
3.580% due 09/28/2018		85,291	22,047
3.795% due 09/30/2022		172,360	44,421
3.800% due 08/17/2023		22,200	5,719
3.814% due 02/15/2017		51,000	13,203
3.844% due 04/15/2033		24,000	5,774
3.892% due 03/15/2027		12,033	3,026
3.955% due 09/15/2025		91,950	23,827
4.012% due 09/15/2017		27,593	7,196
4.127% due 04/15/2032		13,100	3,298
4.160% due 07/15/2021		39,400	10,379
4.181% due 07/15/2024		37,462	9,810
4.232% due 06/30/2031		10,597	2,734
4.262% due 09/15/2016		96,535	24,968
4.378% due 11/29/2019		58,401	15,470
4.392% due 04/15/2026		8,300	2,189
4.498% due 04/15/2030		172,092	45,583
4.709% due 09/15/2026		8,600	2,313
4.837% due 07/15/2025 (f)		7,400	2,021
4.935% due 09/30/2043		67,900	18,015
5.248% due 09/15/2028 (f)		30,000	8,446
Malaysia Government Investment Issue
3.990% due 10/15/2025		81,197	20,687
4.444% due 05/22/2024		6,800	1,798

Total Malaysia (Cost $360,518)			329,673

		SHARES
MEXICO 6.3%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.9%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	595,800	33,009
8.460% due 12/18/2036		141,900	7,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$1,200	$1
Hipotecaria Su Casita S.A. de C.V.
6.570% due 06/28/2018 ^	MXN	78,163	339
Petroleos Mexicanos
5.750% due 03/01/2018		$6,680	7,047
7.190% due 09/12/2024	MXN	903,300	45,439

			93,834

SOVEREIGN ISSUES 4.4%
Mexico Government International Bond
4.750% due 06/14/2018		696,940	40,586
5.000% due 12/11/2019		218,300	12,602
7.750% due 05/29/2031		187,090	12,232
7.750% due 11/23/2034		78,307	5,124
8.000% due 06/11/2020		300,090	19,198
8.500% due 12/13/2018		2,008,500	127,220
8.500% due 05/31/2029		84,850	5,888

			222,850

Total Mexico (Cost $381,549)			316,684

NETHERLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Kazakhstan Temir Zholy Finance BV
7.000% due 05/11/2016		$7,500	7,538
Waha Aerospace BV
3.925% due 07/28/2020		675	705

Total Netherlands (Cost $8,243)			8,243

PERU 1.6%

SOVEREIGN ISSUES 1.6%
Peru Government International Bond
5.700% due 08/12/2024	PEN	66,804	18,940
6.850% due 02/12/2042		38,000	10,597
6.900% due 08/12/2037		78,930	22,638
6.950% due 08/12/2031		55,769	16,406
8.200% due 08/12/2026		36,730	12,096

Total Peru (Cost $105,244)			80,677

PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.0%
Power Sector Assets & Liabilities Management Corp.
6.875% due 11/02/2016		$900	931

SOVEREIGN ISSUES 1.1%
Philippines Government International Bond
3.900% due 11/26/2022	PHP	1,424,000	30,554
4.950% due 01/15/2021		1,006,000	22,861

			53,415

Total Philippines (Cost $58,361)			54,346

POLAND 7.6%

SOVEREIGN ISSUES 7.6%
Poland Government International Bond
1.500% due 04/25/2020	PLN	162,300	42,875
2.000% due 04/25/2021		20,800	5,539
2.500% due 07/25/2018		33,500	9,191
2.500% due 07/25/2026		17,300	4,506
3.250% due 07/25/2019		34,950	9,857
3.250% due 07/25/2025		152,400	42,630
3.750% due 04/25/2018		20,653	5,799

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	41

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/25/2023	PLN	188,300	$55,617
5.250% due 10/25/2020		148,200	45,439
5.500% due 10/25/2019		137,154	41,626
5.750% due 10/25/2021		374,967	119,258
5.750% due 09/23/2022		700	226

Total Poland (Cost $404,528)			382,563

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016		$789	808

Total Qatar (Cost $799)			808

ROMANIA 1.6%

SOVEREIGN ISSUES 1.6%
Romania Government International Bond
4.750% due 06/24/2019	RON	6,100	1,697
4.750% due 02/24/2025		70,650	20,019
5.750% due 04/29/2020		37,400	10,872
5.800% due 07/26/2027		4,400	1,339
5.850% due 04/26/2023		25,700	7,746
5.950% due 06/11/2021		130,000	38,520

Total Romania (Cost $84,542)			80,193

RUSSIA 1.7%

SOVEREIGN ISSUES 1.7%
Russia Government International Bond
6.400% due 05/27/2020	RUB	370,200	5,051
6.800% due 12/11/2019		1,374,700	19,070
7.000% due 01/25/2023		4,800	65
7.000% due 08/16/2023		508,500	6,834
7.600% due 04/14/2021		558,400	7,859
7.600% due 07/20/2022		3,534,269	49,207

Total Russia (Cost $173,359)			88,086

SOUTH AFRICA 5.0%

CORPORATE BONDS & NOTES 0.2%
Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (c)	ZAR	212,800	3,147
0.000% due 12/31/2032 (c)		540,000	5,061
Transnet SOC Ltd.
10.000% due 03/30/2029		30,000	1,820

			10,028

SOVEREIGN ISSUES 4.8%
South Africa Government International Bond
6.250% due 03/31/2036		58,900	2,784
6.750% due 03/31/2021		192,800	12,054
7.000% due 02/28/2031		1,313,127	71,005
7.250% due 01/15/2020		593,540	38,540
7.750% due 02/28/2023		100,100	6,365
8.000% due 12/21/2018		133,800	8,977
8.000% due 01/31/2030		575,600	34,505
8.250% due 09/15/2017		254,000	17,254
8.250% due 03/31/2032		632,500	37,985
8.500% due 01/31/2037		135,500	8,122
8.750% due 01/31/2044		8,600	520
8.875% due 02/28/2035		69,500	4,350

			242,461

Total South Africa (Cost $339,343)			252,489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 1.0%

CORPORATE BONDS & NOTES 0.2%
Kookmin Bank
1.496% due 01/27/2017		$3,000	$3,002
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		900	916
Shinhan Bank
1.270% due 04/08/2017		4,600	4,594

			8,512

SOVEREIGN ISSUES 0.8%
Export-Import Bank of Korea
1.374% due 01/14/2017		5,200	5,209
1.492% due 09/17/2016		7,700	7,717
8.100% due 03/24/2018	IDR	314,200,000	23,460
Korea Development Bank
3.500% due 08/22/2017		$1,200	1,234
3.875% due 05/04/2017		1,600	1,644
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,800	1,807

			41,071

Total South Korea (Cost $47,901)			49,583

SPAIN 0.0%

SOVEREIGN ISSUES 0.0%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	300	340
4.950% due 02/11/2020		100	114

Total Spain (Cost $453)			454

SRI LANKA 0.1%

SOVEREIGN ISSUES 0.1%
Sri Lanka Government International Bond
5.125% due 04/11/2019		$6,100	5,994

Total Sri Lanka (Cost $6,254)			5,994

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Inter-American Development Bank
7.875% due 03/14/2023	IDR	231,500,000	18,167

Total Supranational (Cost $17,454)			18,167

THAILAND 0.5%

SOVEREIGN ISSUES 0.5%
Thailand Government International Bond
1.250% due 03/12/2028 (d)	THB	381,619	10,485
3.400% due 06/17/2036		389,057	13,272
4.675% due 06/29/2044		1,300	51
4.875% due 06/22/2029		11,000	419

Total Thailand (Cost $24,694)			24,227

TURKEY 12.2%

CORPORATE BONDS & NOTES 0.2%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$7,200	7,565
Turkiye Garanti Bankasi A/S
3.124% due 04/20/2016		5,000	5,008

			12,573

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 12.0%
Turkey Government International Bond
6.300% due 02/14/2018	TRY	100	$33
7.100% due 03/08/2023		263,100	81,466
7.400% due 02/05/2020		101,600	33,605
8.000% due 03/12/2025		146,663	46,883
8.800% due 11/14/2018		219,300	76,484
8.800% due 09/27/2023		208,400	70,593
9.000% due 07/24/2024		41,600	14,195
9.400% due 07/08/2020		336,600	118,917
9.500% due 01/12/2022		15,000	5,289
10.400% due 03/27/2019		8,900	3,227
10.400% due 03/20/2024		150,100	55,373
10.500% due 01/15/2020		76,530	28,015
10.600% due 02/11/2026		61,500	23,048
10.700% due 02/17/2021		125,700	46,539

			603,667

Total Turkey (Cost $673,111)			616,240

UNITED KINGDOM 0.0%

CORPORATE BONDS & NOTES 0.0%
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		$1,400	1,306
8.000% due 08/10/2025 (e)		700	669

Total United Kingdom (Cost $2,100)			1,975

UNITED STATES 4.3%

ASSET-BACKED SECURITIES 0.1%
Ameriquest Mortgage Securities Trust
0.703% due 04/25/2036		$3,039	2,878
Credit-Based Asset Servicing and Securitization LLC
0.553% due 07/25/2037		22	13
HSI Asset Securitization Corp. Trust
0.723% due 11/25/2035		649	615
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^		318	155
SLM Student Loan Trust
0.404% due 01/25/2040	EUR	2,400	1,969

			5,630

CORPORATE BONDS & NOTES 2.1%
Ally Financial, Inc.
3.300% due 07/18/2016		$500	501
Bank of America Corp.
3.958% due 10/21/2025	MXN	58,000	3,768
Bank of America N.A.
0.914% due 06/15/2016		$12,000	11,997
BellSouth Corp.
4.821% due 04/26/2021		8,800	8,822
General Motors Financial Co., Inc.
2.750% due 05/15/2016		3,700	3,707
JPMorgan Chase & Co.
2.115% due 03/01/2021		11,100	11,276
JPMorgan Chase Bank N.A.
0.962% due 06/13/2016		1,000	1,000
1.053% due 06/02/2017		54,200	54,174
Nissan Motor Acceptance Corp.
1.182% due 03/03/2017		4,275	4,277
Wachovia Corp.
0.992% due 10/15/2016		2,400	2,400
Wells Fargo & Co.
0.933% due 06/02/2017		5,200	5,184

			107,106

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Banc of America Funding Trust
3.062% due 03/20/2036	$146	$135
BCAP LLC Trust
0.603% due 01/25/2037 ^	566	451
Bear Stearns Adjustable Rate Mortgage Trust
2.660% due 02/25/2036 ^	248	208
2.799% due 01/25/2035	25	24
Bear Stearns ALT-A Trust
2.708% due 08/25/2036 ^	467	294
2.792% due 09/25/2035	47	39
Citigroup Mortgage Loan Trust, Inc.
2.630% due 07/25/2046 ^	121	105
2.885% due 03/25/2034	30	29
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	183	158
Countrywide Home Loan Mortgage Pass-Through Trust
2.746% due 09/25/2047 ^	86	77
GSR Mortgage Loan Trust
2.741% due 11/25/2035 ^	163	135
HarborView Mortgage Loan Trust
0.772% due 06/20/2035	956	895
4.296% due 08/19/2036 ^	38	33
HomeBanc Mortgage Trust
4.337% due 04/25/2037 ^	180	144
Luminent Mortgage Trust
0.607% due 12/25/2036 ^	91	74
MASTR Alternative Loan Trust
0.833% due 03/25/2036	104	23
Morgan Stanley Mortgage Loan Trust
2.292% due 06/25/2036	43	41
Residential Accredit Loans, Inc. Trust
4.262% due 02/25/2036 ^	194	142
Residential Asset Securitization Trust
0.833% due 01/25/2046 ^	223	107
Sequoia Mortgage Trust
2.443% due 01/20/2047 ^	76	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
3.413% due 03/25/2036 ^	$147	$119
WaMu Mortgage Pass-Through Certificates Trust
1.975% due 01/25/2037 ^	151	127
2.025% due 04/25/2037 ^	101	86
2.190% due 12/25/2036 ^	93	80
2.432% due 09/25/2036 ^	160	145
Wells Fargo Mortgage-Backed Securities Trust
0.933% due 07/25/2037 ^	141	122

		3,855

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 07/01/2035 - 12/01/2039	32	36

U.S. TREASURY OBLIGATIONS 2.0%
U.S. Treasury Bonds
3.000% due 11/15/2045 (i)(k)	91,300	98,604

Total United States (Cost $211,122)		215,231

VIRGIN ISLANDS (BRITISH) 0.4%

CORPORATE BONDS & NOTES 0.4%
Cheung Kong Infrastructure Finance BVI Ltd.
1.323% due 06/20/2017	$15,800	15,749
Rosneft Finance S.A.
7.500% due 07/18/2016	6,200	6,292

Total Virgin Islands (British) (Cost $22,024)		22,041

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (g) 0.1%
		3,281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC TREASURY BILLS 0.4%
(0.181)% due 04/15/2016 - 09/30/2016 (b)(c)	CZK	434,000	$18,265

U.S. TREASURY BILLS 0.8%
0.241% due 04/07/2016 - 04/28/2016 (b)(c)(k)		$38,043	38,041

Total Short-Term Instruments (Cost $59,095)			59,587

Total Investments in Securities (Cost $5,367,948)			4,622,561

		SHARES
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%
PIMCO Short-Term Floating NAV Portfolio III		46,145,053	455,959

Total Short-Term Instruments (Cost $455,765)			455,959

Total Investments in Affiliates (Cost $455,765)			455,959

Total Investments 100.6% (Cost $5,823,713)			$5,078,520

Financial Derivative Instruments (h)(j) 1.9% (Cost or Premiums, net $2,435)			94,879

Other Assets and Liabilities, net (2.5%)			(123,881)

Net Assets 100.0%			$5,049,518

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Malaysia Government International Bond	4.837%	07/15/2025	07/25/2014	$2,486	$2,021	0.04%
Malaysia Government International Bond	5.248	09/15/2028	07/30/2014	10,360	8,446	0.17

				$ 12,846	$10,467	0.21%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	43

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$3,281	U.S. Treasury Notes 2.125% due 08/15/2021	$(3,351)	$3,281	$3,281

Total Repurchase Agreements						$(3,351)	$3,281	$3,281

(1)	Includes accrued interest.

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(2,045) at a weighted average interest rate of 0.069%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac, TBA	5.000%	04/13/2046	$3,000	$(3,293)	$(3,298)

Total Short Sales				$(3,293)	$(3,298)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$3,281	$0	$0	$3,281	$(3,351)	$(70)

Total Borrowings and Other Financing Transactions	$3,281	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	1.500%	03/16/2018	PLN	206,800	$(67)	$(52)	$6	$0
Pay	3-Month PLN-WIBOR	1.750	09/16/2020		10,700	30	59	3	0
Receive	3-Month PLN-WIBOR	2.500	03/16/2026		43,200	(327)	(299)	0	(43)
Receive	3-Month USD-LIBOR	1.500	12/16/2017		$70,600	(1,106)	(769)	0	(11)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		64,700	(3,344)	(3,561)	0	(244)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		78,000	(11,290)	(9,067)	0	(551)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		3,800	(284)	(121)	0	(26)
Pay	3-Month ZAR-JIBAR *	8.000	09/21/2018	ZAR	1,262,600	(101)	(57)	249	0
Receive	3-Month ZAR-JIBAR	9.265	03/16/2021		500,000	(1,356)	(1,356)	0	(251)
Pay	3-Month ZAR-JIBAR	8.750	03/16/2021		99,500	128	118	49	0
Pay	3-Month ZAR-JIBAR *	8.500	09/21/2021		1,739,700	22	433	941	0
Pay	3-Month ZAR-JIBAR	8.340	04/17/2024		10,000	(7)	(7)	8	0
Pay	3-Month ZAR-JIBAR	9.500	03/16/2026		274,400	1,026	957	231	0
Pay	3-Month ZAR-JIBAR *	9.500	09/16/2026		289,000	867	969	249	0
Pay	3-Month ZAR-JIBAR *	8.750	09/21/2026		110,300	(31)	29	92	0
Pay	3-Month ZAR-JIBAR *	9.000	09/21/2026		791,500	638	711	666	0
Receive	28-Day MXN-TIIE	4.380	10/12/2016	MXN	33,800	(2)	11	0	0

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.000%	10/10/2019	MXN	169,600	$17	$56	$5	$0
Pay	28-Day MXN-TIIE	6.960	07/27/2020		210,000	897	(293)	8	0
Receive	28-Day MXN-TIIE	5.165	02/12/2021		507,900	151	151	0	(24)
Pay	28-Day MXN-TIIE	7.850	05/28/2021		34,800	241	(118)	2	0
Pay	28-Day MXN-TIIE	6.650	06/02/2021		456,750	1,646	(950)	24	0
Pay	28-Day MXN-TIIE	7.500	06/02/2021		524,800	3,122	(1,457)	27	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021		52,700	203	1	3	0
Pay	28-Day MXN-TIIE	5.580	11/10/2021		74,000	32	29	5	0
Pay	28-Day MXN-TIIE	6.000	09/02/2022		69,255	90	(137)	7	0
Pay	28-Day MXN-TIIE	6.750	09/02/2022		355,000	1,342	(1,011)	36	0
Pay	28-Day MXN-TIIE	5.000	02/22/2023		407,600	(978)	360	39	0
Pay	28-Day MXN-TIIE	5.500	02/22/2023		434,400	(270)	326	42	0
Pay	28-Day MXN-TIIE	6.000	06/05/2023		7,000	7	5	1	0
Receive	28-Day MXN-TIIE	5.665	01/23/2025		321,100	375	(325)	0	(12)
Receive	28-Day MXN-TIIE	6.460	08/21/2025		105,000	(215)	(176)	0	(1)
Receive	28-Day MXN-TIIE	6.315	11/28/2025		415,000	(554)	(554)	0	0
Receive	28-Day MXN-TIIE	6.325	12/04/2025		281,800	(381)	(381)	0	0
Pay	28-Day MXN-TIIE	7.380	02/09/2029		525,600	3,076	518	8	0
Pay	28-Day MXN-TIIE	6.600	05/21/2029		484,000	657	(1,911)	7	0
Pay	28-Day MXN-TIIE	6.600	06/28/2029		230,000	293	(934)	8	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		964,000	1,763	(647)	36	0
Receive	28-Day MXN-TIIE	6.505	01/14/2031		295,400	(18)	(18)	0	(15)
Pay	28-Day MXN-TIIE	7.755	02/02/2034		4,900	38	(10)	0	0

						$(3,670)	$(19,478)	$2,752	$(1,178)

Total Swap Agreements						$(3,670)	$(19,478)	$2,752	$(1,178)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $16,564 and cash of $15,208 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,752	$2,752	$0	$0	$ (1,178)	$ (1,178)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2016	$		587		IDR	8,090,481	$25	$0
	08/2016			50,060			785,841,980	8,386	0

BOA	04/2016		BRL	301,957	$		82,626	658	(2,010)
	04/2016		TRY	10,770			3,822	3	0
	04/2016	$		81,992		BRL	301,957	1,987	0
	05/2016		IDR	62,327,500	$		4,660	0	(54)
	05/2016		INR	1,320,876			19,362	0	(435)
	05/2016	$		77,543		INR	5,281,159	1,611	0
	05/2016			72,243		RUB	5,705,387	11,676	0
	05/2016			30,647		TWD	1,028,207	1,342	0
	05/2016			180,702		ZAR	2,671,512	14	(1,113)
	05/2016		ZAR	900,700	$		57,933	0	(2,548)
	07/2016		BRL	684,917			176,811	0	(8,920)

BPS	04/2016			50,309			14,136	144	0
	04/2016		CLP	19,779,335			27,972	0	(1,538)
	04/2016		COP	1,047,865			347	0	(3)
	04/2016	$		13,767		BRL	50,309	225	0
	04/2016			343		COP	1,047,865	6	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	45

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		RUB	202,183	$		2,986	$12	$0
	05/2016	$		22,760		ILS	87,606	582	0
	05/2016			11,069		INR	753,245	221	0
	05/2016			261,783		MXN	4,674,262	7,639	0
	05/2016			38,960		MYR	169,595	4,776	0
	05/2016			105,650		PLN	427,419	8,834	0
	05/2016			64		THB	2,270	0	0
	06/2016		COP	1,085,936	$		352	0	(8)
	06/2016		PEN	2,454			732	0	(3)
	06/2016	$		21,251		COP	73,123,523	2,991	0
	07/2016		BRL	342,863	$		91,597	1,112	(2,490)
	09/2016		CNH	26,206			3,970	0	(51)
	10/2016		BRL	87,600			20,889	0	(2,235)
	10/2016	$		24,260		BRL	105,531	3,598	0
	07/2017		BRL	157,900	$		55,652	16,806	0

BRC	04/2016			80,897			22,731	232	0
	04/2016		CLP	233,755			343	0	(6)
	04/2016	$		21,613		BRL	80,897	886	0
	04/2016			689		CLP	467,681	9	0
	05/2016		RUB	322,693	$		4,751	7	(2)
	05/2016		SGD	25			18	0	(1)
	05/2016		THB	1,005,736			28,164	0	(391)
	05/2016		TWD	293			9	0	0
	05/2016	$		9,938		IDR	131,479,740	6	0
	05/2016			19,652		MXN	343,269	183	(49)
	05/2016			9,488		THB	332,934	0	(35)
	05/2016			3,659		TRY	10,891	156	0
	06/2016			9,470		PEN	33,614	592	0
	09/2016		CNH	177,162	$		26,841	0	(353)
	01/2017	$		12,297		RUB	1,031,436	2,061	0

CBK	04/2016		BRL	270,000	$		75,647	756	(200)
	04/2016	$		72,928		BRL	270,000	2,163	0
	05/2016		EUR	125	$		142	0	0
	05/2016		HUF	816,199			2,828	0	(129)
	05/2016		PLN	313,561			80,631	0	(3,357)
	05/2016		SGD	58,012			41,462	0	(1,567)
	05/2016		TRY	34,255			11,498	0	(501)
	05/2016	$		28,678		INR	1,985,086	1,075	0
	05/2016			20,752		MXN	363,377	193	0
	05/2016			3,555		RUB	255,722	206	0
	05/2016			16,894		THB	596,229	61	(27)
	05/2016			2,005		TRY	5,843	42	0
	05/2016			8,306		ZAR	122,591	40	(106)
	05/2016		ZAR	40,229	$		2,691	0	(10)
	06/2016		COP	54,046,393			15,983	0	(1,935)
	06/2016	$		50,665		COP	174,119,912	7,058	0
	07/2016		BRL	154,766	$		38,983	0	(2,985)
	08/2016	$		5,317		IDR	84,148,622	941	0
	09/2016		CZK	22,031	$		921	0	(10)
	10/2016		BRL	243,400			61,618	0	(2,635)
	10/2016		CZK	213,375			8,598	0	(443)
	11/2016	$		5,162		IDR	78,157,598	541	0
	12/2016			5,536		RUB	392,931	0	(27)
	01/2017			3,334			282,276	595	0
	02/2017			3,602			306,400	638	0
	03/2017			4,261			312,203	29	0

DUB	04/2016		BRL	1,824,826	$		499,706	0	(7,803)
	04/2016	$		512,070		BRL	1,824,826	503	(5,063)
	05/2016		IDR	7,314,054	$		535	0	(18)
	05/2016		ILS	52,395			13,436	0	(524)
	05/2016		KRW	5,819,022			4,703	0	(370)
	05/2016		MYR	2,715			640	0	(61)
	05/2016		PLN	25,311			6,375	0	(404)
	05/2016	$		451,111		BRL	1,641,410	1,757	0
	05/2016			7,301		HUF	2,108,286	336	0
	05/2016			1		INR	68	0	0
	05/2016			304,714		THB	10,853,914	3,450	0
	05/2016			57,837		ZAR	858,791	0	(101)
	07/2016		BRL	45,700	$		10,663	0	(1,730)
	10/2016			104,185			28,659	1,157	0

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2017		BRL	69,000	$		16,364	$0	$(1,411)
	07/2017	$		23,900		BRL	109,868	3,129	0

FBF	05/2016			3,611		IDR	49,416,003	126	0
	10/2016		BRL	143,500	$		32,621	0	(5,260)

GLM	04/2016			1,940,907			545,367	5,574	0
	04/2016	$		487,485		BRL	1,940,907	52,309	0
	05/2016		AUD	32,430	$		24,808	0	(6)
	05/2016		BRL	20,804			5,713	0	(27)
	05/2016		IDR	39,915,920			2,948	0	(71)
	05/2016		KRW	13,053,369			10,555	0	(825)
	05/2016		PLN	42,631			11,069	0	(349)
	05/2016		RUB	599,999			8,830	5	0
	05/2016	$		72,191		HUF	21,193,106	4,580	0
	05/2016			44,614		JPY	5,182,536	1,485	0
	05/2016			235		MYR	975	16	0
	05/2016			17,674		TRY	52,180	604	0
	06/2016			12,596		COP	42,234,388	1,405	0
	07/2016		BRL	100,000	$		26,717	0	(401)
	09/2016	$		27,336		CNH	187,031	1,377	0
	10/2016		BRL	105,373	$		24,260	0	(3,556)

HUS	05/2016			30,267			8,438	87	0
	05/2016		CNY	144			22	0	0
	05/2016		IDR	142,584,540			10,554	0	(230)
	05/2016	$		64,231		EUR	57,243	982	0
	05/2016			17,091		HUF	4,835,687	425	0
	05/2016			3,415		IDR	45,088,231	0	(6)
	05/2016			7,110		ILS	26,816	35	0
	05/2016			908		PLN	3,383	0	(2)
	05/2016			365		THB	12,801	0	(2)
	05/2016			21,332		TRY	63,531	922	0
	06/2016			82		COP	247,066	0	0
	07/2016		BRL	104,461	$		26,700	0	(1,627)
	08/2016	$		21,498		MYR	90,765	1,879	0
	09/2016		CNH	114,883	$		17,430	0	(207)
	09/2016		CZK	79,042			3,295	0	(49)

JPM	04/2016		BRL	954,655			282,581	18,654	(1,576)
	04/2016		CZK	86,000			3,437	0	(182)
	04/2016		RUB	192,013			2,605	0	(244)
	04/2016	$		264,764		BRL	954,655	3,152	(2,413)
	04/2016			7,470		CLP	5,064,884	87	0
	05/2016		BRL	213,164	$		60,415	1,603	0
	05/2016		HUF	1,372,843			4,979	6	0
	05/2016		IDR	67,446,880			5,010	0	(91)
	05/2016		INR	1,629			24	0	0
	05/2016		KRW	42,820,387			35,587	0	(1,744)
	05/2016		MYR	37			9	0	0
	05/2016		THB	468,798			13,303	0	(7)
	05/2016		TRY	414,914			141,876	0	(3,462)
	05/2016		TWD	4,890,635			148,022	0	(4,133)
	05/2016	$		114,094		BRL	418,655	1,414	0
	05/2016			10,988		HUF	3,066,172	118	0
	05/2016			17,737		RUB	1,367,391	2,376	0
	05/2016			2,836		TRY	8,257	56	0
	05/2016			54,366		ZAR	809,395	48	0
	05/2016		ZAR	1,716,736	$		110,574	20	(4,739)
	06/2016		COP	31,525,098			10,248	0	(203)
	07/2016		BRL	73,650			18,007	0	(1,965)
	08/2016	$		5,399		IDR	86,525,376	1,036	0
	09/2016		CNH	275,442	$		41,669	0	(593)
	09/2016		CZK	218,405			9,102	0	(136)
	09/2016	$		2,480		RUB	190,071	244	0
	10/2016		CNH	17,723	$		2,721	6	0
	01/2017			38,291			5,594	0	(243)
	01/2017	$		5,608		RUB	470,623	943	0
	02/2017			16,793			1,442,113	3,185	0

MSB	04/2016		BRL	270,000	$		75,858	774	(6)
	04/2016		CLP	1,897,822			2,697	0	(134)
	04/2016		RUB	1,786,389			24,641	0	(1,863)
	04/2016	$		72,855		BRL	270,000	2,236	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	47

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		ILS	79,292	$		20,367	$0	$(759)
	05/2016		TRY	88,441			30,332	0	(648)
	05/2016	$		4,159		PLN	15,507	0	(5)
	05/2016			41,709		RUB	3,260,271	6,246	0
	05/2016			178		ZAR	2,795	9	0
	06/2016			6,956		COP	20,895,824	0	(29)
	07/2016		BRL	126,400	$		32,338	0	(1,938)
	01/2017			163,300			41,924	0	(144)
	02/2017	$		2,360		RUB	203,764	463	0

NGF	04/2016		BRL	134,000	$		41,973	4,706	0
	04/2016	$		37,652		BRL	134,000	0	(385)
	05/2016		MYR	88,176	$		20,701	0	(2,039)
	05/2016	$		20,701		MYR	88,186	2,041	0

SCX	05/2016		MYR	217,404	$		51,429	0	(4,637)
	05/2016	$		574		IDR	7,857,439	20	0
	05/2016			51,449		MYR	213,018	3,486	0
	05/2016			169,723		PLN	679,029	12,155	0
	05/2016			19,308		THB	686,339	179	0
	05/2016			20,536		ZAR	304,645	0	(55)
	08/2016			39,639		IDR	635,233,927	7,606	0
	10/2016		CNH	27,654	$		4,273	37	0
	01/2017	$		2,158		CNH	14,838	104	0

SOG	04/2016			24,867		RUB	2,025,054	5,178	0
	05/2016		ILS	78,096	$		20,029	0	(779)
	05/2016	$		1,879		RON	7,551	45	0
	05/2016			34,180		THB	1,218,468	415	0
	05/2016			77,978		ZAR	1,130,485	0	(1,976)
	08/2016			5,346		IDR	84,191,515	916	0
	09/2016		CZK	29,067	$		1,217	0	(12)

UAG	04/2016		BRL	96,699			23,900	0	(2,993)
	04/2016	$		27,171		BRL	96,699	0	(278)
	05/2016		INR	3,171,000	$		46,999	0	(528)
	05/2016		KRW	10,067,952			8,200	0	(577)
	05/2016		MYR	76,849			18,128	0	(1,691)
	05/2016		PHP	1,312,752			27,335	0	(1,167)
	05/2016		PLN	36,240			9,100	0	(607)
	05/2016	$		209		MXN	3,593	0	(2)
	05/2016			29,518		MYR	122,783	2,147	0
	08/2016			28,669			119,636	2,143	0
	11/2016			14,075		IDR	215,134,532	1,625	0
	07/2017			23,900		BRL	109,988	3,158	0

Total Forward Foreign Currency Contracts								$261,898	$(111,263)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC USD versus RUB	RUB	74.000	02/15/2017	$700	$29	$73

CBK	Put - OTC USD versus RUB		63.150	03/30/2017	28,100	927	962

GLM	Call - OTC USD versus ILS	ILS	4.080	08/01/2016	37,000	363	55

HUS	Call - OTC USD versus CNH	CNH	6.550	09/19/2016	37,590	985	663

SOG	Put - OTC USD versus RUB	RUB	65.000	03/14/2017	29,000	1,019	1,225

						$3,323	$2,978

Total Purchased Options						$3,323	$2,978

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,170.000	05/13/2016	$20,200	$(142)	$(578)
	Put - OTC USD versus KRW		1,170.000	05/16/2016	19,200	(136)	(558)
	Call - OTC USD versus RUB	RUB	114.000	02/15/2017	700	(31)	(9)

BPS	Put - OTC USD versus BRL	BRL	4.000	01/27/2017	22,300	(678)	(1,942)
	Call - OTC USD versus BRL		5.250	01/27/2017	22,300	(669)	(313)
	Call - OTC USD versus KRW	KRW	1,275.000	05/13/2016	20,200	(202)	(7)

BRC	Call - OTC USD versus KRW		1,282.000	05/16/2016	18,800	(189)	(7)

CBK	Call - OTC USD versus RUB	RUB	95.500	03/30/2017	28,100	(927)	(892)

GLM	Call - OTC USD versus BRL	BRL	4.600	08/03/2016	36,900	(892)	(229)
	Call - OTC USD versus CNH	CNH	7.050	12/08/2016	78,870	(1,100)	(725)
	Put - OTC USD versus ILS	ILS	3.831	08/01/2016	37,000	(363)	(1,165)

HUS	Put - OTC USD versus CNH	CNH	6.370	09/19/2016	37,590	(248)	(302)
	Call - OTC USD versus CNH		7.000	09/19/2016	75,180	(1,011)	(469)

JPM	Call - OTC USD versus INR	INR	68.500	06/15/2016	37,590	(505)	(198)
	Put - OTC USD versus INR		68.500	06/15/2016	37,590	(505)	(1,043)
	Call - OTC USD versus KRW	KRW	1,250.000	05/03/2016	36,900	(421)	(12)

NGF	Call - OTC USD versus CNH	CNH	7.000	10/31/2016	42,300	(517)	(341)

SOG	Call - OTC USD versus RUB	RUB	102.450	03/14/2017	29,000	(1,019)	(656)

						$(9,555)	$(9,446)

Total Written Options						$(9,555)	$(9,446)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in EUR	Notional Amount in PLN	Notional Amount in ZAR	Premiums
Balance at Beginning of Period	$520,750	EUR 156,413	PLN 0	ZAR 0	$(10,371)
Sales	4,027,208	1,110,700	15,000	25,000	(60,908)
Closing Buys	(1,121,460)	(832,513)	0	0	30,352
Expirations	(1,926,884)	(356,400)	(15,000)	(25,000)	18,871
Exercised	(898,894)	(78,200)	0	0	12,501

Balance at End of Period	$600,720	EUR 0	PLN 0	ZAR 0	$(9,555)

SWAP AGREEMENTS:

ASSET SWAPS

Counterparty	Underlying Asset	Receive	Pay	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Malaysia Government International Bond 4.262% due 09/15/2016	Cash Flow from Underlying Asset	6-Month USD-LIBOR	09/19/2016	$ 30,052	$916	$(4,844)	$0	$(3,928)

DUB	Indonesia Government International Bond 11.000% due 10/15/2014	Cash Flow from Underlying Asset	6-Month USD-LIBOR	07/22/2017	4,066	(455)	(993)	0	(1,448)

						$461	$(5,837)	$0	$(5,376)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2017	0.851%	$	3,900	$(17)	$28	$11	$0
	Export-Import Bank of China	1.000	09/20/2016	0.397		700	(20)	22	2	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2016	1.064		11,600	0	2	2	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	09/20/2016	1.064		25,000	0	0	0	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	12/20/2016	1.065		45,000	(23)	16	0	(7)
	Peru Government International Bond	1.000	09/20/2020	1.362		600	(25)	16	0	(9)
	Russia Government International Bond	1.000	12/20/2016	0.592		7,600	(46)	71	25	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	7,100	(59)	77	18	0

BPS	Russia Government International Bond	1.000	12/20/2016	0.592	$	8,600	(48)	76	28	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	3,800	(14)	24	10	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	49

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BRC	Brazil Government International Bond	1.000%	12/20/2016	0.629%	$	2,200	$(9)	$16	$7	$0
	Kazakhstan Government International Bond	1.000	09/20/2016	0.599		700	(6)	8	2	0
	Russia Government International Bond	1.000	09/20/2016	0.570		4,100	(73)	83	10	0
	Russia Government International Bond	1.000	06/20/2017	0.726		8,700	(51)	83	32	0
	South Africa Government International Bond	1.000	12/20/2017	1.194		8,700	(132)	106	0	(26)

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629		4,400	(56)	69	13	0

FBF	Volkswagen International Finance NV	1.000	12/20/2017	1.033	EUR	3,500	(42)	41	0	(1)

GST	Brazil Government International Bond	1.000	12/20/2016	0.629	$	6,700	(88)	108	20	0
	Chile Government International Bond	1.000	09/20/2020	0.793		9,000	24	60	84	0
	Colombia Government International Bond	1.000	09/20/2016	0.362		6,900	(11)	34	23	0
	Colombia Government International Bond	1.000	12/20/2017	0.851		7,700	(48)	70	22	0
	Russia Government International Bond	1.000	09/20/2016	0.570		700	(15)	17	2	0
	Russia Government International Bond	1.000	12/20/2017	1.176		8,700	(145)	121	0	(24)

HUS	Brazil Government International Bond	1.000	09/20/2016	0.596		5,200	2	10	12	0
	Kazakhstan Government International Bond	1.000	09/20/2016	0.599		1,900	(16)	20	4	0
	Qatar Government International Bond	1.000	06/20/2016	0.203		500	(4)	5	1	0
	Russia Government International Bond	1.000	12/20/2016	0.592		9,000	(47)	76	29	0

JPM	Brazil Government International Bond	1.000	09/20/2016	0.596		1,300	0	3	3	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		2,700	(31)	39	8	0
	Russia Government International Bond	1.000	12/20/2016	0.592		4,612	(44)	59	15	0

MYC	Export-Import Bank of China	1.000	09/20/2016	0.397		1,000	(27)	30	3	0
	Qatar Government International Bond	1.000	06/20/2016	0.203		13,000	(4)	31	27	0

NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.502		1,000	(26)	1	0	(25)

							$(1,101)	$1,422	$413	$(92)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (4)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
HUS	Fixed rate equal to 10.130% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	09/21/2021	TRY 79,255	$27,500	$52	$851	$903	$0

(4)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Pay	6-Month THB-THBFIX	2.220%	11/23/2020	THB	211,400	$0	$140	$140	$0

BOA	Pay	1-Year BRL-CDI	8.420	01/02/2017	BRL	365,800	423	(11,388)	0	(10,965)
	Pay	1-Year BRL-CDI	8.910	01/02/2017		79,200	80	(2,114)	0	(2,034)
	Pay	1-Year BRL-CDI	11.610	01/02/2018		56,300	(225)	(470)	0	(695)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		87,400	(71)	(1,048)	0	(1,119)
	Pay	3-Month COP-IBR Compounded-OIS	5.310	08/29/2019	COP	2,970,000	0	(31)	0	(31)
	Pay	3-Month COP-IBR Compounded-OIS	6.220	05/28/2025		35,000,000	(4)	(580)	0	(584)
	Pay	3-Month MYR-KLIBOR	4.170	07/27/2020	MYR	11,000	(1)	61	60	0
	Pay	6-Month THB-THBFIX	3.320	11/12/2018	THB	85,000	0	123	123	0
	Pay	6-Month THB-THBFIX	3.390	11/13/2018		81,000	0	122	122	0
	Pay	6-Month THB-THBFIX	3.320	07/27/2020		1,382,300	0	2,722	2,722	0

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	13.680%	04/01/2016	BRL	658,600	$(112)	$(291)	$0	$(403)
	Pay	1-Year BRL-CDI	11.610	01/02/2018		145,200	(375)	(1,417)	0	(1,792)
	Pay	1-Year BRL-CDI	12.360	01/02/2018		112,250	(271)	(551)	0	(822)
	Pay	1-Year BRL-CDI	12.985	01/02/2018		52,800	0	(191)	0	(191)
	Pay	1-Year BRL-CDI	15.960	01/02/2019		499,100	5,837	(3)	5,834	0
	Receive	1-Year BRL-CDI	12.055	01/04/2021		200	6	(3)	3	0
	Pay	1-Year BRL-CDI	12.230	01/04/2021		144,600	(76)	(1,775)	0	(1,851)
	Pay	1-Year BRL-CDI	12.850	01/04/2021		113,720	(1,396)	847	0	(549)
	Pay	1-Year BRL-CDI	15.445	01/04/2021		30,680	0	394	394	0
	Pay	1-Year BRL-CDI	15.590	01/04/2021		117,700	160	1,487	1,647	0
	Receive	1-Year BRL-CDI	16.395	01/04/2021		102,900	0	(1,958)	0	(1,958)
	Pay	6-Month THB-THBFIX	3.480	01/14/2021	THB	456,100	0	1,069	1,069	0
	Pay	6-Month THB-THBFIX	3.415	01/21/2021		291,760	(1)	656	655	0
	Pay	6-Month THB-THBFIX	3.385	01/23/2021		266,600	(1)	589	588	0

BRC	Pay	1-Year BRL-CDI	8.180	01/02/2017	BRL	97,400	(260)	(2,916)	0	(3,176)
	Pay	1-Year BRL-CDI	15.960	01/02/2019		43,400	(10)	517	507	0
	Receive	1-Year BRL-CDI	13.345	01/04/2021		166,400	0	631	631	0
	Pay	3-Month MYR-KLIBOR	3.175	07/09/2017	MYR	39,930	0	(69)	0	(69)
	Pay	3-Month ZAR-JIBAR	6.500	03/20/2020	ZAR	579,200	85	(2,288)	0	(2,203)
	Pay	3-Month ZAR-JIBAR	7.545	09/17/2020		99,000	(6)	(160)	0	(166)
	Pay	3-Month ZAR-JIBAR	8.000	12/18/2023		429,300	225	(1,142)	0	(917)
	Pay	6-Month THB-THBFIX	3.395	06/22/2020	THB	285,000	0	594	594	0

CBK	Pay	1-Year BRL-CDI	12.180	01/02/2018	BRL	158,700	(560)	(856)	0	(1,416)
	Pay	3-Month MYR-KLIBOR	3.360	04/17/2018	MYR	96,080	(1)	(132)	0	(133)
	Pay	3-Month MYR-KLIBOR	3.325	04/24/2018		61,900	(1)	(95)	0	(96)
	Pay	3-Month ZAR-JIBAR	6.500	11/16/2016	ZAR	47,100	(13)	(5)	0	(18)
	Pay	6-Month PLN-WIBOR	4.650	11/16/2016	PLN	31,100	(4)	244	240	0
	Pay	6-Month THB-THBFIX	2.190	11/23/2020	THB	124,600	0	77	77	0
	Pay	6-Month THB-THBFIX	3.520	01/13/2021		36,700	0	88	88	0
	Pay	6-Month THB-THBFIX	3.480	01/14/2021		243,000	0	570	570	0
	Pay	6-Month THB-THBFIX	3.410	01/15/2021		177,700	(1)	400	399	0
	Pay	6-Month THB-THBFIX	3.420	01/17/2021		483,840	0	1,091	1,091	0
	Pay	6-Month THB-THBFIX	2.625	07/27/2025		1,059,800	(4)	1,432	1,428	0
	Pay	6-Month THB-THBFIX	2.810	09/23/2025		977,000	0	1,720	1,720	0
	Pay	28-Day MXN-TIIE	8.050	12/26/2018	MXN	50	0	0	0	0

DUB	Pay	1-Year BRL-CDI	9.210	01/02/2017	BRL	107,800	0	(2,526)	0	(2,526)
	Receive	1-Year BRL-CDI	12.255	01/02/2017		18,600	(24)	68	44	0
	Pay	1-Year BRL-CDI	15.230	01/02/2017		205,000	10	732	742	0
	Receive	1-Year BRL-CDI	14.140	01/02/2018		11,000	0	(19)	0	(19)
	Pay	1-Year BRL-CDI	14.460	01/02/2019		8,000	0	28	28	0
	Pay	1-Year BRL-CDI	15.960	01/02/2019		220,200	(138)	2,712	2,574	0
	Pay	1-Year BRL-CDI	12.850	01/04/2021		62,720	126	(429)	0	(303)
	Receive	1-Year BRL-CDI	16.150	01/04/2021		285,100	182	(5,145)	0	(4,963)
	Pay	3-Month COP-IBR Compounded-OIS	5.320	03/17/2020	COP	23,430,000	(1)	(291)	0	(292)
	Receive	3-Month COP-IBR Compounded-OIS	6.445	07/01/2025		22,000,000	2	(273)	0	(271)
	Pay	3-Month MYR-KLIBOR	3.175	07/09/2017	MYR	45,000	0	(78)	0	(78)
	Pay	3-Month MYR-KLIBOR	3.335	04/19/2018		47,916	0	(74)	0	(74)
	Pay	3-Month MYR-KLIBOR	4.020	09/20/2020		44,600	(3)	178	175	0
	Pay	6-Month THB-THBFIX	3.350	11/08/2018	THB	99,000	0	145	145	0
	Pay	6-Month THB-THBFIX	3.340	11/11/2018		73,000	0	107	107	0
	Pay	6-Month THB-THBFIX	3.370	11/14/2018		81,000	0	113	113	0
	Pay	6-Month THB-THBFIX	2.175	01/29/2020		38,900	0	21	21	0
	Pay	6-Month THB-THBFIX	2.015	08/17/2020		194,000	0	67	67	0
	Pay	6-Month THB-THBFIX	2.200	11/23/2020		90,600	0	58	58	0
	Pay	6-Month THB-THBFIX	3.480	01/14/2021		157,700	0	370	370	0
	Pay	6-Month THB-THBFIX	3.410	01/15/2021		126,900	(1)	286	285	0
	Pay	6-Month THB-THBFIX	3.410	01/21/2021		255,630	(1)	574	573	0
	Pay	6-Month THB-THBFIX	3.390	01/23/2021		236,600	(1)	525	524	0
	Pay	6-Month THB-THBFIX	1.930	02/26/2021		31,300	0	6	6	0
	Pay	6-Month THB-THBFIX	2.580	01/29/2025		274,300	(1)	343	342	0
	Pay	6-Month THB-THBFIX	2.580	10/19/2025		970,800	(2)	1,263	1,261	0

FBF	Receive	1-Year BRL-CDI	12.255	01/02/2017	BRL	509,800	(24)	1,236	1,212	0
	Receive	1-Year BRL-CDI	14.720	01/02/2018		171,000	937	(1,695)	0	(758)
	Pay	1-Year BRL-CDI	15.770	01/02/2018		195,400	25	1,743	1,768	0
	Pay	1-Year BRL-CDI	12.230	01/04/2021		42,600	(105)	(440)	0	(545)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		144,900	383	(1,652)	0	(1,269)
	Pay	6-Month THB-THBFIX	2.023	08/17/2020	THB	27,000	0	10	10	0
	Pay	6-Month THB-THBFIX	2.780	09/23/2025		50,980	0	86	86	0
	Pay	28-Day MXN-TIIE	6.350	09/01/2023	MXN	267,000	24	567	591	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	51

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	8.720%	01/02/2017	BRL	29,100	$80	$(882)	$0	$(802)
	Receive	1-Year BRL-CDI	12.255	01/02/2017		227,400	(107)	647	540	0
	Pay	1-Year BRL-CDI	13.900	01/02/2017		278,600	(170)	107	0	(63)
	Pay	1-Year BRL-CDI	13.175	01/02/2018		4,500	(45)	31	0	(14)
	Pay	1-Year BRL-CDI	13.730	01/02/2018		31,700	(8)	0	0	(8)
	Receive	1-Year BRL-CDI	15.500	01/02/2018		407,600	411	(3,620)	0	(3,209)
	Pay	1-Year BRL-CDI	15.960	01/02/2019		900,800	168	10,361	10,529	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021		200,000	535	(2,286)	0	(1,751)
	Pay	1-Year BRL-CDI	12.850	01/04/2021		86,400	200	(617)	0	(417)
	Pay	3-Month COP-IBR Compounded-OIS	6.200	03/21/2024	COP	33,520,000	(9)	(434)	0	(443)
	Pay	3-Month COP-IBR Compounded-OIS	6.120	10/16/2024		30,627,000	(4)	(507)	0	(511)
	Receive	3-Month COP-IBR Compounded-OIS	6.430	07/01/2025		19,370,000	2	(247)	0	(245)
	Pay	3-Month ZAR-JIBAR	7.500	12/17/2024	ZAR	17,667	(9)	(74)	0	(83)
	Pay	28-Day MXN-TIIE	7.220	08/25/2028	MXN	180,800	(34)	958	924	0
	Pay	28-Day MXN-TIIE	7.245	09/06/2028		100,000	(1)	534	533	0

GST	Pay	3-Month ZAR-JIBAR	7.500	06/19/2018	ZAR	93,400	(24)	(19)	0	(43)
	Pay	3-Month ZAR-JIBAR	7.250	12/18/2018		225,800	(69)	(189)	0	(258)
	Pay	3-Month ZAR-JIBAR *	8.500	09/21/2021		165,100	(62)	68	6	0

HUS	Pay	1-Year BRL-CDI	13.770	04/01/2016	BRL	323,800	0	(145)	0	(145)
	Pay	1-Year BRL-CDI	8.320	01/02/2017		531,100	672	(17,171)	0	(16,499)
	Receive	1-Year BRL-CDI	12.255	01/02/2017		538,300	382	897	1,279	0
	Receive	1-Year BRL-CDI	13.820	01/02/2017		660,000	(24)	358	334	0
	Pay	1-Year BRL-CDI	15.230	01/02/2017		254,100	26	894	920	0
	Receive	1-Year BRL-CDI	14.140	01/02/2018		578,100	0	(999)	0	(999)
	Pay	1-Year BRL-CDI	14.460	01/02/2019		420,700	0	1,480	1,480	0
	Pay	1-Year BRL-CDI	15.960	01/02/2019		282,000	(389)	3,685	3,296	0
	Pay	1-Year BRL-CDI	12.230	01/04/2021		39,000	(42)	(457)	0	(499)
	Pay	1-Year BRL-CDI	12.800	01/04/2021		88,700	(196)	(588)	0	(784)
	Pay	3-Month COP-IBR Compounded-OIS	6.200	03/21/2024	COP	33,140,000	(9)	(429)	0	(438)
	Receive	3-Month COP-IBR Compounded-OIS	6.440	07/01/2025		3,940,000	0	(49)	0	(49)
	Receive	3-Month COP-IBR Compounded-OIS	6.420	07/02/2025		10,000,000	0	(129)	0	(129)
	Pay	3-Month ZAR-JIBAR	7.500	12/18/2018	ZAR	97,100	(17)	(53)	0	(70)
	Pay	3-Month ZAR-JIBAR	7.500	06/19/2023		306,700	(515)	(625)	0	(1,140)
	Pay	3-Month ZAR-JIBAR	7.500	12/17/2024		35,333	(15)	(151)	0	(166)
	Pay	3-Month ZAR-JIBAR	8.790	03/16/2031		29,600	0	31	31	0
	Pay	6-Month THB-THBFIX	2.260	12/18/2019	THB	1,418,500	(3)	946	943	0
	Pay	6-Month THB-THBFIX	2.123	01/28/2020		221,900	0	109	109	0
	Pay	6-Month THB-THBFIX	2.040	08/17/2020		743,000	0	278	278	0
	Pay	6-Month THB-THBFIX	2.505	01/28/2025		389,100	(1)	418	417	0

JPM	Receive	1-Year BRL-CDI	12.255	01/02/2017	BRL	532,900	(451)	1,717	1,266	0
	Pay	1-Year BRL-CDI	11.610	01/02/2018		186,500	(271)	(2,030)	0	(2,301)
	Receive	1-Year BRL-CDI	12.860	01/02/2018		183,600	0	857	857	0
	Receive	1-Year BRL-CDI	13.375	01/02/2018		242,700	2,776	(2,302)	474	0
	Receive	1-Year BRL-CDI	14.720	01/02/2018		80,760	458	(816)	0	(358)
	Receive	1-Year BRL-CDI	15.500	01/02/2018		185,600	431	(1,892)	0	(1,461)
	Pay	1-Year BRL-CDI	15.960	01/02/2019		173,700	(265)	2,295	2,030	0
	Pay	3-Month COP-IBR Compounded-OIS	5.220	03/13/2019	COP	5,000,000	(1)	(47)	0	(48)
	Pay	3-Month COP-IBR Compounded-OIS	5.230	05/28/2020		28,690,000	(1)	(414)	0	(415)
	Receive	3-Month COP-IBR Compounded-OIS	6.420	07/02/2025		7,000,000	0	(90)	0	(90)
	Pay	3-Month MYR-KLIBOR	3.370	08/17/2016	MYR	462,100	97	(315)	0	(218)
	Pay	3-Month MYR-KLIBOR	3.330	04/19/2018		40,940	0	(64)	0	(64)
	Pay	3-Month MYR-KLIBOR	4.260	11/02/2020		18,600	0	124	124	0
	Pay	3-Month ZAR-JIBAR	8.000	06/19/2023	ZAR	118,200	(132)	(90)	0	(222)
	Pay	6-Month THB-THBFIX	3.480	08/19/2016	THB	5,055,400	328	984	1,312	0
	Pay	6-Month THB-THBFIX	3.320	07/29/2020		413,900	(4)	819	815	0
	Pay	6-Month THB-THBFIX	2.025	02/24/2023		183,000	0	28	28	0

MYC	Pay	1-Year BRL-CDI	8.220	01/02/2017	BRL	9,100	(5)	(288)	0	(293)
	Pay	1-Year BRL-CDI	8.630	01/02/2017		43,100	3	(1,269)	0	(1,266)
	Pay	1-Year BRL-CDI	8.640	01/02/2017		478,400	2,851	(15,504)	0	(12,653)
	Receive	1-Year BRL-CDI	12.255	01/02/2017		148,600	(139)	492	353	0
	Pay	1-Year BRL-CDI	12.360	01/02/2018		437,430	(940)	(2,264)	0	(3,204)
	Pay	1-Year BRL-CDI	15.960	01/02/2019		224,400	(184)	2,807	2,623	0
	Pay	1-Year BRL-CDI	12.230	01/04/2021		73,100	(112)	(824)	0	(936)
	Receive	1-Year BRL-CDI	13.320	01/04/2021		155,300	0	621	621	0
	Pay	3-Month COP-IBR Compounded-OIS	4.795	03/03/2020	COP	28,095,000	0	(524)	0	(524)
	Receive	3-Month COP-IBR Compounded-OIS	6.420	07/02/2025		16,260,000	0	(210)	0	(210)

UAG	Pay	1-Year BRL-CDI	8.200	01/02/2017	BRL	17,400	(18)	(546)	0	(564)
	Pay	1-Year BRL-CDI	8.590	01/02/2017	BRL	75,000	0	(2,233)	0	(2,233)
	Pay	1-Year BRL-CDI	8.900	01/02/2017		193,500	272	(5,261)	0	(4,989)

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	1-Year BRL-CDI	11.610%	01/02/2018	BRL	355,680	$(656)	$(3,733)	$0	$(4,389)
	Pay	1-Year BRL-CDI	12.360	01/02/2018		435,100	(314)	(2,873)	0	(3,187)
	Pay	28-Day MXN-TIIE	5.210	10/21/2020	MXN	667,500	(2)	42	40	0

							$9,255	$(55,965)	$63,966	$(110,676)

Total Swap Agreements							$8,667	$(59,529)	$65,282	$(116,144)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $59,180 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$8,411	$0	$140	$8,551	$0	$0	$0	$0	$8,551	$(7,950)	$601
BOA	17,291	73	3,085	20,449	(15,080)	(1,145)	(15,444)	(31,669)	(11,220)	13,438	2,218
BPS	46,946	0	10,228	57,174	(6,328)	(2,262)	(7,566)	(16,156)	41,018	(41,950)	(932)
BRC	4,132	0	1,783	5,915	(837)	(7)	(6,557)	(7,401)	(1,486)	2,129	643
CBK	14,338	962	5,613	20,913	(13,932)	(892)	(5,591)	(20,415)	498	(544)	(46)
DUB	10,332	0	7,448	17,780	(17,485)	0	(9,974)	(27,459)	(9,679)	(2,607)	(12,286)
FBF	126	0	3,667	3,793	(5,260)	0	(2,573)	(7,833)	(4,040)	3,676	(364)
GLM	67,355	55	12,526	79,936	(5,235)	(2,119)	(7,546)	(14,900)	65,036	(57,680)	7,356
GST	0	0	157	157	0	0	(325)	(325)	(168)	222	54
HUS	4,330	663	10,036	15,029	(2,123)	(771)	(20,918)	(23,812)	(8,783)	8,941	158
JPM	32,948	0	6,932	39,880	(21,731)	(1,253)	(5,177)	(28,161)	11,719	(16,183)	(4,464)
MSB	9,728	0	0	9,728	(5,526)	0	0	(5,526)	4,202	(3,690)	512
MYC	0	0	3,627	3,627	0	0	(19,086)	(19,086)	(15,459)	13,807	(1,652)
NGF	6,747	0	0	6,747	(2,424)	(341)	(25)	(2,790)	3,957	(4,782)	(825)
SCX	23,587	0	0	23,587	(4,692)	0	0	(4,692)	18,895	(17,435)	1,460
SOG	6,554	1,225	0	7,779	(2,767)	(656)	0	(3,423)	4,356	(2,955)	1,401
UAG	9,073	0	40	9,113	(7,843)	0	(15,362)	(23,205)	(14,092)	13,276	(816)

Total Over the Counter	$261,898	$2,978	$65,282	$330,158	$(111,263)	$(9,446)	$(116,144)	$(236,853)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,752	$2,752

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$261,898	$0	$261,898
Purchased Options	0	0	0	2,978	0	2,978
Swap Agreements	0	413	0	903	63,966	65,282

	$0	$413	$0	$265,779	$63,966	$330,158

	$0	$413	$0	$265,779	$66,718	$332,910

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	53

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,178	$1,178

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111,263	$0	$111,263
Written Options	0	0	0	9,446	0	9,446
Swap Agreements	0	5,468	0	0	110,676	116,144

	$0	$5,468	$0	$120,709	$110,676	$236,853

	$0	$5,468	$0	$120,709	$111,854	$238,031

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(6,214)	$(6,214)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(248,873)	$0	$(248,873)
Purchased Options	0	0	1,254	1,989	0	3,243
Written Options	0	0	1,786	25,889	52	27,727
Swap Agreements	0	3,248	0	0	4,573	7,821

	$0	$3,248	$3,040	$(220,995)	$4,625	$(210,082)

	$0	$3,248	$3,040	$(220,995)	$(1,589)	$(216,296)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(6,925)	$(6,925)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$121,865	$0	$121,865
Purchased Options	0	0	(2,597)	(961)	0	(3,558)
Written Options	0	0	(1,778)	2,270	0	492
Swap Agreements	0	383	0	851	(7,295)	(6,061)

	$0	$383	$(4,375)	$124,025	$(7,295)	$112,738

	$0	$383	$(4,375)	$124,025	$(14,220)	$105,813

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$910	$0	$910
Brazil
Corporate Bonds & Notes	0	216,853	0	216,853
Sovereign Issues	0	734,471	0	734,471
Canada
Corporate Bonds & Notes	0	14,970	0	14,970
Cayman Islands
Asset-Backed Securities	0	1,352	0	1,352
Corporate Bonds & Notes	0	32,211	2,088	34,299
Chile
Corporate Bonds & Notes	0	9,642	0	9,642
Sovereign Issues	0	6,835	0	6,835
China
Corporate Bonds & Notes	0	19,067	0	19,067
Sovereign Issues	0	4,080	0	4,080
Colombia
Corporate Bonds & Notes	0	43,356	0	43,356
Sovereign Issues	0	226,752	0	226,752

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Czech Republic
Sovereign Issues	$0	$8,943	$0	$8,943
El Salvador
Sovereign Issues	0	6,005	0	6,005
Germany
Corporate Bonds & Notes	0	1,788	0	1,788
Hong Kong
Corporate Bonds & Notes	0	43,689	0	43,689
Hungary
Sovereign Issues	0	19,778	0	19,778
India
Corporate Bonds & Notes	0	6,133	0	6,133
Sovereign Issues	0	47,382	0	47,382
Indonesia
Corporate Bonds & Notes	0	67,163	0	67,163
Sovereign Issues	0	325,669	0	325,669
Ireland
Corporate Bonds & Notes	0	27,512	0	27,512
Israel
Corporate Bonds & Notes	0	14,820	0	14,820

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Kazakhstan
Corporate Bonds & Notes	$0	$47,321	$0	$47,321
Luxembourg
Corporate Bonds & Notes	0	86,510	0	86,510
Malaysia
Sovereign Issues	0	329,673	0	329,673
Mexico
Corporate Bonds & Notes	0	93,495	339	93,834
Sovereign Issues	0	222,850	0	222,850
Netherlands
Corporate Bonds & Notes	0	8,243	0	8,243
Peru
Sovereign Issues	0	80,677	0	80,677
Philippines
Corporate Bonds & Notes	0	931	0	931
Sovereign Issues	0	53,415	0	53,415
Poland
Sovereign Issues	0	382,563	0	382,563
Qatar
Corporate Bonds & Notes	0	808	0	808
Romania
Sovereign Issues	0	80,193	0	80,193
Russia
Sovereign Issues	0	88,086	0	88,086
South Africa
Corporate Bonds & Notes	0	10,028	0	10,028
Sovereign Issues	0	242,461	0	242,461
South Korea
Corporate Bonds & Notes	0	8,512	0	8,512
Sovereign Issues	0	41,071	0	41,071
Spain
Sovereign Issues	0	454	0	454
Sri Lanka
Sovereign Issues	0	5,994	0	5,994
Supranational
Corporate Bonds & Notes	0	18,167	0	18,167
Thailand
Sovereign Issues	0	24,227	0	24,227
Turkey
Corporate Bonds & Notes	0	12,573	0	12,573
Sovereign Issues	0	603,667	0	603,667
United Kingdom
Corporate Bonds & Notes	0	1,975	0	1,975

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
United States
Asset-Backed Securities	$0	$5,630	$0	$5,630
Corporate Bonds & Notes	0	107,106	0	107,106
Non-Agency Mortgage-Backed Securities	0	3,855	0	3,855
U.S. Government Agencies	0	36	0	36
U.S. Treasury Obligations	0	98,604	0	98,604
Virgin Islands (British)
Corporate Bonds & Notes	0	22,041	0	22,041
Short-Term Instruments
Repurchase Agreements	0	3,281	0	3,281
Czech Republic Treasury Bills	0	18,265	0	18,265
U.S. Treasury Bills	0	38,041	0	38,041
	$0	$4,620,134	$2,427	$4,622,561

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$455,959	$0	$0	$455,959

Total Investments	$455,959	$4,620,134	$2,427	$5,078,520

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,298)	$0	$(3,298)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,752	0	2,752
Over the counter	0	330,158	0	330,158
	$0	$332,910	$0	$332,910

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,178)	0	(1,178)
Over the counter	0	(236,853)	0	(236,853)
	$0	$(238,031)	$0	$(238,031)

Totals	$455,959	$4,711,715	$2,427	$5,170,101

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	55

Schedule of Investments PIMCO Emerging Markets Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.2%

ANGOLA 0.3%

SOVEREIGN ISSUES 0.3%
Angolan Government International Bond
9.500% due 11/12/2025		$4,900	$4,477

Total Angola (Cost $4,740)			4,477

ARGENTINA 0.7%

SOVEREIGN ISSUES 0.7%
Argentina Bonar Bonds
8.750% due 05/07/2024 (g)		$3,900	4,072
Provincia de Buenos Aires
9.125% due 03/16/2024		4,700	4,843
9.950% due 06/09/2021		1,200	1,263
10.875% due 01/26/2021		1,000	1,088

Total Argentina (Cost $11,015)			11,266

AZERBAIJAN 0.5%

CORPORATE BONDS & NOTES 0.2%
Southern Gas Corridor CJSC
6.875% due 03/24/2026		$3,200	3,212

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		4,800	4,584

Total Azerbaijan (Cost $7,864)			7,796

BRAZIL 7.9%

CORPORATE BONDS & NOTES 7.1%
Banco do Brasil S.A.
3.875% due 10/10/2022		$17,578	15,217
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		21,800	18,693
Caixa Economica Federal
2.375% due 11/06/2017		500	480
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		3,405	2,877
6.875% due 07/30/2019		7,350	7,093
CSN Islands Corp.
6.875% due 09/21/2019 (g)		800	448
Petrobras Global Finance BV
5.375% due 01/27/2021		4,400	3,623
5.625% due 05/20/2043		8,900	5,845
5.750% due 01/20/2020		14,796	12,784
6.250% due 03/17/2024		5,000	4,011
6.750% due 01/27/2041		3,700	2,655
6.850% due 06/05/2115		4,000	2,769
6.875% due 01/20/2040		15,350	11,101
7.875% due 03/15/2019		15,760	15,153
Samarco Mineracao S.A.
5.750% due 10/24/2023		7,800	4,758

			107,507

SOVEREIGN ISSUES 0.8%
Brazil Government International Bond
4.250% due 01/07/2025		3,600	3,302
5.625% due 01/07/2041		1,350	1,171
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (d)	BRL	26,300	7,077

			11,550

Total Brazil (Cost $137,433)			119,057

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 1.9%

CORPORATE BONDS & NOTES 1.9%
Interoceanica Finance Ltd.
0.000% due 05/15/2030 (d)		$7,400	$4,255
Lamar Funding Ltd.
3.958% due 05/07/2025		8,100	7,294
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		4,800	4,800
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		29,723	9,660
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 §		3,880	893
6.750% due 10/01/2023 §		8,306	1,910

Total Cayman Islands (Cost $57,308)			28,812

CHILE 3.8%

CORPORATE BONDS & NOTES 3.7%
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		$7,900	6,799
4.500% due 08/13/2023		800	828
4.500% due 09/16/2025 (g)		9,800	10,032
4.875% due 11/04/2044 (g)		2,200	2,080
Corpbanca S.A.
3.875% due 09/22/2019		8,900	9,139
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		13,500	13,340
GNL Quintero S.A.
4.634% due 07/31/2029		6,400	6,472
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		8,000	7,000

			55,690

SOVEREIGN ISSUES 0.1%
Chile Government International Bond
3.625% due 10/30/2042		2,200	2,084

Total Chile (Cost $58,410)			57,774

CHINA 0.6%

CORPORATE BONDS & NOTES 0.4%
Sinopec Group Overseas Development Ltd.
4.875% due 05/17/2042		$5,710	6,193

SOVEREIGN ISSUES 0.2%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	3,510	587
China Government International Bond
3.290% due 04/18/2020		8,250	1,316
3.380% due 05/23/2023		1,200	193
4.080% due 08/22/2023		1,100	185

			2,281

Total China (Cost $7,924)			8,474

COLOMBIA 2.7%

CORPORATE BONDS & NOTES 2.3%
Ecopetrol S.A.
4.125% due 01/16/2025		$1,200	1,020
5.375% due 06/26/2026		2,500	2,279
5.875% due 09/18/2023		8,200	8,106
5.875% due 05/28/2045		14,000	11,091
7.375% due 09/18/2043		13,000	11,960

			34,456

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041	$1,100	$1,160
7.375% due 09/18/2037	4,275	5,077

		6,237

Total Colombia (Cost $44,865)		40,693

COSTA RICA 0.5%

SOVEREIGN ISSUES 0.5%
Costa Rica Government International Bond
4.250% due 01/26/2023	$3,130	2,872
5.625% due 04/30/2043	6,300	4,867

Total Costa Rica (Cost $9,390)		7,739

DOMINICAN REPUBLIC 0.4%

SOVEREIGN ISSUES 0.4%
Dominican Republic International Bond
5.500% due 01/27/2025	$4,100	4,120
6.850% due 01/27/2045	1,600	1,592

Total Dominican Republic (Cost $5,835)		5,712

EL SALVADOR 2.2%

SOVEREIGN ISSUES 2.2%
El Salvador Government International Bond
5.875% due 01/30/2025	$13,400	11,624
6.375% due 01/18/2027	2,900	2,523
7.625% due 09/21/2034	3,070	3,131
7.625% due 02/01/2041	6,000	5,115
7.650% due 06/15/2035	4,350	3,828
7.750% due 01/24/2023	500	494
8.250% due 04/10/2032	7,210	6,868

Total El Salvador (Cost $40,673)		33,583

ETHIOPIA 0.2%

SOVEREIGN ISSUES 0.2%
Ethiopia International Bond
6.625% due 12/11/2024	$4,000	3,695

Total Ethiopia (Cost $3,985)		3,695

GABON 0.5%

SOVEREIGN ISSUES 0.5%
Gabon Government International Bond
6.375% due 12/12/2024	$10,004	8,353

Total Gabon (Cost $9,910)		8,353

GUATEMALA 1.3%

SOVEREIGN ISSUES 1.3%
Guatemala Government International Bond
4.875% due 02/13/2028	$1,600	1,624
5.750% due 06/06/2022	16,500	18,067

Total Guatemala (Cost $18,631)		19,691

HONG KONG 1.1%

CORPORATE BONDS & NOTES 1.1%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$4,900	4,915
CNOOC Finance USA LLC
3.500% due 05/05/2025	6,100	6,011

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nexen Energy ULC
6.400% due 05/15/2037		$1,130	$1,290
7.500% due 07/30/2039		3,370	4,362

Total Hong Kong (Cost $16,552)			16,578

INDONESIA 6.5%

CORPORATE BONDS & NOTES 2.4%
Majapahit Holding BV
7.750% due 01/20/2020		$5,007	5,733
Pelabuhan Indonesia PT
4.250% due 05/05/2025		1,600	1,535
5.375% due 05/05/2045		1,600	1,424
Pertamina Persero PT
6.000% due 05/03/2042		27,158	24,926
6.450% due 05/30/2044		3,700	3,614

			37,232

SOVEREIGN ISSUES 4.1%
Indonesia Government International Bond
4.125% due 01/15/2025		2,000	2,014
4.625% due 04/15/2043		2,400	2,269
4.750% due 01/08/2026		2,600	2,731
5.375% due 10/17/2023		5,000	5,504
5.875% due 03/13/2020		8,008	8,927
6.625% due 02/17/2037		6,360	7,388
6.750% due 01/15/2044		17,400	21,075
7.750% due 01/17/2038		7,225	9,329
8.500% due 10/12/2035		2,400	3,262

			62,499

Total Indonesia (Cost $98,037)			99,731

IRELAND 2.9%

CORPORATE BONDS & NOTES 2.9%
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		$12,600	11,687
6.604% due 02/03/2021		10,400	10,858
Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		5,800	5,858
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,434
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		$2,100	2,255
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		11,900	11,692

Total Ireland (Cost $44,444)			43,784

ISRAEL 0.5%

CORPORATE BONDS & NOTES 0.5%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$7,000	7,772

Total Israel (Cost $7,736)			7,772

IVORY COAST 0.4%

SOVEREIGN ISSUES 0.4%
Ivory Coast Government International Bond
5.375% due 07/23/2024		$7,100	6,550

Total Ivory Coast (Cost $6,981)			6,550

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAMAICA 0.2%

SOVEREIGN ISSUES 0.2%
Jamaica Government International Bond
6.750% due 04/28/2028	$1,500	$1,541
7.875% due 07/28/2045	1,700	1,730

Total Jamaica (Cost $3,199)		3,271

KAZAKHSTAN 4.1%

CORPORATE BONDS & NOTES 2.8%
KazMunayGas National Co. JSC
6.375% due 04/09/2021	$18,381	18,952
7.000% due 05/05/2020	22,178	23,376

		42,328

SOVEREIGN ISSUES 1.3%
Kazakhstan Government International Bond
4.875% due 10/14/2044	10,600	9,346
5.125% due 07/21/2025	2,800	2,893
6.500% due 07/21/2045	7,900	8,229

		20,468

Total Kazakhstan (Cost $63,314)		62,796

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%
Lithuania Government International Bond
6.125% due 03/09/2021	$1,600	1,859

Total Lithuania (Cost $1,774)		1,859

LUXEMBOURG 5.1%

CORPORATE BONDS & NOTES 5.1%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	$14,400	13,313
6.000% due 11/27/2023	4,200	4,174
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	2,000	1,942
5.999% due 01/23/2021	1,160	1,202
6.510% due 03/07/2022	10,913	11,450
7.288% due 08/16/2037	2,000	2,185
8.625% due 04/28/2034	1,100	1,301
Millicom International Cellular S.A.
6.000% due 03/15/2025	1,200	1,118
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.750% due 05/29/2018	7,250	7,768
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019	4,200	4,309
5.400% due 03/24/2017	10,600	10,865
5.717% due 06/16/2021	8,600	8,832
6.125% due 02/07/2022	8,585	8,913

Total Luxembourg (Cost $77,396)		77,372

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045	$900	938

Total Malaysia (Cost $889)		938

	SHARES
MEXICO 12.3%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)	93,349	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 10.0%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		$820	$848
BBVA Bancomer S.A.
6.750% due 09/30/2022		350	389
Cemex S.A.B. de C.V.
6.125% due 05/05/2025 (g)		3,300	3,094
Comision Federal de Electricidad
5.750% due 02/14/2042		3,850	3,734
6.125% due 06/16/2045		4,900	4,888
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		900	1
Petroleos Mexicanos
4.875% due 01/24/2022		29,675	29,527
5.500% due 06/27/2044		32,630	27,328
6.375% due 01/23/2045		9,400	8,761
6.500% due 06/02/2041		60,620	57,377
6.625% due 06/15/2035		9,375	9,047
6.875% due 08/04/2026		7,100	7,703
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		4,900	30

			152,727

SOVEREIGN ISSUES 2.3%
Mexico Government International Bond
4.000% due 03/15/2049	EUR	8,100	8,044
4.600% due 01/23/2046		$6,412	6,276
5.550% due 01/21/2045		3,120	3,467
5.750% due 10/12/2049		5,300	5,393
6.050% due 01/11/2040		9,402	11,059

			34,239

Total Mexico (Cost $216,476)			186,966

MONGOLIA 0.1%

SOVEREIGN ISSUES 0.1%
Mongolia Government International Bond
5.125% due 12/05/2022		$1,930	1,509

Total Mongolia (Cost $1,906)			1,509

MOROCCO 0.4%

SOVEREIGN ISSUES 0.4%
Morocco Government International Bond
5.500% due 12/11/2042		$5,800	6,046

Total Morocco (Cost $6,086)			6,046

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		$1,400	1,358

Total Namibia (Cost $1,387)			1,358

NETHERLANDS 1.2%

CORPORATE BONDS & NOTES 1.2%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$13,000	9,555
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		8,700	8,600

Total Netherlands (Cost $20,959)			18,155

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	57

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 1.6%

CORPORATE BONDS & NOTES 0.1%
ENA Norte Trust
4.950% due 04/25/2028		$1,626	$1,667

SOVEREIGN ISSUES 1.5%
Panama Government International Bond
7.125% due 01/29/2026		7,642	9,839
8.125% due 04/28/2034		2,860	3,897
8.875% due 09/30/2027		5,735	8,244
9.375% due 01/16/2023		900	1,217

			23,197

Total Panama (Cost $24,090)			24,864

PARAGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Paraguay Government International Bond
6.100% due 08/11/2044		$5,700	5,835

Total Paraguay (Cost $5,700)			5,835

PERU 1.2%

CORPORATE BONDS & NOTES 0.7%
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		$7,400	7,788
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021		3,400	3,417

			11,205

SOVEREIGN ISSUES 0.5%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		7,700	7,511

Total Peru (Cost $18,472)			18,716

PHILIPPINES 0.1%

CORPORATE BONDS & NOTES 0.1%
Energy Development Corp.
6.500% due 01/20/2021		$940	1,053

Total Philippines (Cost $972)			1,053

POLAND 0.8%

SOVEREIGN ISSUES 0.8%
Poland Government International Bond
3.250% due 04/06/2026 (a)		$12,700	12,605

Total Poland (Cost $12,605)			12,605

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
2.750% due 10/29/2025	EUR	800	938
Romania Government International Bond
6.125% due 01/22/2044		$300	367

Total Romania (Cost $1,252)			1,305

RUSSIA 0.4%

CORPORATE BONDS & NOTES 0.2%
SCF Capital Ltd.
5.375% due 10/27/2017		$2,195	2,231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VimpelCom Holdings BV
5.200% due 02/13/2019		$100	$101

			2,332

SOVEREIGN ISSUES 0.2%
Russia Government International Bond
5.625% due 04/04/2042		1,000	1,014
12.750% due 06/24/2028		1,525	2,538

			3,552

Total Russia (Cost $5,871)			5,884

SENEGAL 0.5%

SOVEREIGN ISSUES 0.5%
Senegal Government International Bond
8.750% due 05/13/2021		$6,600	7,144

Total Senegal (Cost $7,437)			7,144

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%
Serbia Government International Bond
5.875% due 12/03/2018		$900	943

Total Serbia (Cost $924)			943

SLOVENIA 0.7%

SOVEREIGN ISSUES 0.7%
Slovenia Government International Bond
5.250% due 02/18/2024		$1,000	1,122
5.850% due 05/10/2023		8,200	9,473

Total Slovenia (Cost $10,585)			10,595

SOUTH AFRICA 2.9%

CORPORATE BONDS & NOTES 2.5%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$2,950	2,917
6.500% due 04/15/2040		1,300	1,092
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		15,300	14,148
6.750% due 08/06/2023		10,800	10,017
Myriad International Holdings BV
5.500% due 07/21/2025		4,800	4,847
Transnet SOC Ltd.
4.000% due 07/26/2022		5,000	4,541

			37,562

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
5.375% due 07/24/2044		6,200	6,156

Total South Africa (Cost $47,338)			43,718

SPAIN 1.9%

CORPORATE BONDS & NOTES 0.0%
Santander Issuances S.A.U.
0.618% due 09/30/2019	EUR	100	110

SOVEREIGN ISSUES 1.9%
Autonomous Community of Valencia
2.115% due 09/03/2017		250	287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
2.750% due 10/31/2024	EUR	21,900	$27,937

			28,224

Total Spain (Cost $26,383)			28,334

SRI LANKA 1.2%

CORPORATE BONDS & NOTES 0.5%
National Savings Bank
5.150% due 09/10/2019		$7,600	7,125

SOVEREIGN ISSUES 0.7%
Sri Lanka Government International Bond
6.125% due 06/03/2025		5,100	4,691
6.250% due 07/27/2021		2,000	1,961
6.850% due 11/03/2025		3,900	3,737

			10,389

Total Sri Lanka (Cost $17,914)			17,514

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Africa Finance Corp.
4.375% due 04/29/2020		$2,400	2,452

Total Supranational (Cost $2,381)			2,452

SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022		$1,800	1,865

Total Sweden (Cost $1,872)			1,865

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$7,361	6,993
9.750% due 08/14/2019		1,475	1,531

Total Trinidad and Tobago (Cost $9,019)			8,524

TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%
Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	100,000	747

Total Tunisia (Cost $985)			747

TURKEY 2.9%

CORPORATE BONDS & NOTES 0.5%
Arcelik A/S
5.000% due 04/03/2023		$4,490	4,271
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,730	2,597

			6,868

SOVEREIGN ISSUES 2.4%
Turkey Government International Bond
6.000% due 01/14/2041		16,580	17,924
6.750% due 05/30/2040		13,900	16,342
6.875% due 03/17/2036		400	473
7.250% due 03/05/2038		1,000	1,235

			35,974

Total Turkey (Cost $45,254)			42,842

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 0.4%

SOVEREIGN ISSUES 0.4%
Ukraine Government International Bond
7.750% due 09/01/2019	$700	$661
7.750% due 09/01/2020	800	752
7.750% due 09/01/2021	1,000	931
7.750% due 09/01/2023	800	728
7.750% due 09/01/2024	1,500	1,348
7.750% due 09/01/2027	2,100	1,858

Total Ukraine (Cost $6,244)		6,278

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
3.250% due 05/18/2020	$1,800	1,815
6.850% due 07/02/2037	900	922

Total United Arab Emirates (Cost $2,628)		2,737

UNITED KINGDOM 0.0%

CORPORATE BONDS & NOTES 0.0%
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)	$500	466
8.000% due 08/10/2025 (e)	200	191

Total United Kingdom (Cost $700)		657

UNITED STATES 4.5%

ASSET-BACKED SECURITIES 0.0%
Morgan Stanley Mortgage Loan Trust
0.793% due 04/25/2037	$405	196
6.000% due 07/25/2047 ^	150	115

		311

CORPORATE BONDS & NOTES 1.5%
California Resources Corp.
8.000% due 12/15/2022	3,924	1,521
Rio Oil Finance Trust
9.250% due 07/06/2024	22,050	13,892
9.750% due 01/06/2027	5,850	3,537
Southern Copper Corp.
5.250% due 11/08/2042	2,100	1,732
Terraform Global Operating LLC
9.750% due 08/15/2022	2,400	1,824

		22,506

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%
Adjustable Rate Mortgage Trust
2.810% due 11/25/2035 ^	298	251
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	1,875	1,939
Banc of America Funding Trust
2.870% due 11/20/2035 ^	228	201
5.888% due 04/25/2037 ^	335	295
Bear Stearns Adjustable Rate Mortgage Trust
2.660% due 02/25/2036 ^	213	178
2.799% due 01/25/2035	34	33
Citigroup Mortgage Loan Trust, Inc.
2.070% due 09/25/2035	431	417
2.630% due 07/25/2046 ^	178	154
Countrywide Alternative Loan Trust
0.603% due 01/25/2037 ^	190	185
5.750% due 03/25/2037 ^	248	219
6.250% due 11/25/2036 ^	163	152

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
2.691% due 03/25/2037 ^	$180	$148
2.746% due 09/25/2047 ^	113	102
2.757% due 04/20/2036 ^	139	119
2.855% due 02/25/2047 ^	193	172
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	313	202
6.172% due 06/25/2036 ^	482	280
Deutsche ALT-A Securities, Inc.
3.012% due 10/25/2035	149	121
5.000% due 10/25/2018	69	70
5.500% due 12/25/2035 ^	335	279
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^	213	173
5.886% due 10/25/2036 ^	213	173
HarborView Mortgage Loan Trust
4.296% due 08/19/2036 ^	55	49
IndyMac Mortgage Loan Trust
0.733% due 06/25/2037 ^	194	101
3.025% due 10/25/2035	214	176
3.911% due 06/25/2036	272	247
4.614% due 08/25/2036	318	301
JPMorgan Mortgage Trust
2.561% due 08/25/2035	295	290
2.621% due 11/25/2035	166	157
2.857% due 04/25/2035	77	78
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	592	603
Luminent Mortgage Trust
0.607% due 12/25/2036 ^	159	129
MASTR Alternative Loan Trust
0.833% due 03/25/2036	156	35
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	576	597
Morgan Stanley Capital Trust
5.918% due 06/11/2049	331	343
Sequoia Mortgage Trust
2.443% due 01/20/2047 ^	107	86
Structured Adjustable Rate Mortgage Loan Trust
2.381% due 10/25/2037 ^	171	114
2.751% due 11/25/2035 ^	195	154
2.804% due 09/25/2036 ^	449	289
2.863% due 05/25/2036 ^	653	595
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	568	80
WaMu Mortgage Pass-Through Certificates Trust
1.975% due 01/25/2037 ^	224	189
2.025% due 04/25/2037 ^	152	129
2.159% due 05/25/2037 ^	318	253
2.350% due 12/25/2036 ^	483	419

		11,277

U.S. GOVERNMENT AGENCIES 0.0%
Federal Home Loan Bank
4.125% due 12/13/2019	100	111
Israel Government AID Bond
5.500% due 04/26/2024	100	125

		236

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Bonds
3.000% due 11/15/2045 (i)(k)	32,700	35,316
U.S. Treasury Floating Rate Notes
0.468% due 10/31/2017 (k)	360	360

		35,676

Total United States (Cost $82,183)		70,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
URUGUAY 1.3%

SOVEREIGN ISSUES 1.3%
Uruguay Government International Bond
4.375% due 10/27/2027	$7,675	$7,905
Uruguay Government International Bond
4.500% due 08/14/2024	3,098	3,299
5.100% due 06/18/2050	3,000	2,798
7.625% due 03/21/2036	2,000	2,560
7.875% due 01/15/2033	2,850	3,662

Total Uruguay (Cost $19,830)		20,224

VENEZUELA 3.6%

CORPORATE BONDS & NOTES 2.2%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$7,795	3,980
5.375% due 04/12/2027	67,999	21,753
5.500% due 04/12/2037	22,263	7,135

		32,868

SOVEREIGN ISSUES 1.4%
Venezuela Government International Bond
7.000% due 03/31/2038	19,240	6,542
7.650% due 04/21/2025	15,989	5,396
8.250% due 10/13/2024	25,239	8,707
9.000% due 05/07/2023	2	1
9.250% due 05/07/2028	240	86

		20,732

Total Venezuela (Cost $111,369)		53,600

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%
Vietnam Government International Bond
4.000% due 03/12/2028	$1,767	1,729

Total Vietnam (Cost $1,583)		1,729

VIRGIN ISLANDS (BRITISH) 3.0%

CORPORATE BONDS & NOTES 3.0%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$6,400	5,824
GTL Trade Finance, Inc.
5.893% due 04/29/2024	10,918	8,926
QGOG Constellation S.A.
6.250% due 11/09/2019	1,500	870
Rosneft Finance S.A.
6.625% due 03/20/2017	21,600	22,278
7.250% due 02/02/2020	3,550	3,816
7.875% due 03/13/2018	3,500	3,754

Total Virgin Islands (British) (Cost $46,573)		45,468

ZAMBIA 0.0%

SOVEREIGN ISSUES 0.0%
Zambia Government International Bond
5.375% due 09/20/2022	$300	230

Total Zambia (Cost $299)		230

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (f) 0.1%
		1,084

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	59

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.228% due 04/07/2016 - 04/28/2016 (c)(d)(k)	$11,008	$11,007

Total Short-Term Instruments (Cost $12,091)		12,091

Total Investments in Securities (Cost $1,507,673)		1,339,767

	SHARES
INVESTMENTS IN AFFILIATES 12.6%

SHORT-TERM INSTRUMENTS 12.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.6%
PIMCO Short-Term Floating NAV Portfolio III	19,408,438	191,775

Total Short-Term Instruments (Cost $191,707)		$191,775

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $191,707)	$191,775

Total Investments 100.8% (Cost $1,699,380)	$1,531,542

Financial Derivative Instruments (h)(j) (1.5%) (Cost or Premiums, net $(11,391))	(22,143)

Other Assets and Liabilities, net 0.7%	10,273

Net Assets 100.0%	$1,519,672

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$1,084	U.S. Treasury Notes 1.625% due 04/30/2019	$(1,110)	$1,084	$1,084

Total Repurchase Agreements						$(1,110)	$1,084	$1,084

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BRC	(1.750)%	12/17/2015	TBD	(2)	$(437)	$(435)
	(1.000)	11/24/2015	TBD	(2)	(2,908)	(2,897)
DBL	(1.000)	10/29/2015	TBD	(2)	(4,774)	(4,753)
	(0.750)	03/24/2016	04/01/2016		(1,887)	(1,887)
GSC	(1.000)	10/20/2015	TBD	(2)	(4,452)	(4,432)
JML	(2.500)	02/09/2016	04/04/2016		(4,316)	(4,315)
	(2.500)	04/04/2016	04/18/2016		(3,669)	(3,669)
	(2.500)	02/26/2016	TBD	(2)	(533)	(532)
	(1.000)	02/10/2016	04/01/2016		(5,395)	(5,383)

Total Reverse Repurchase Agreements						$(28,303)

(2)	Open maturity reverse repurchase agreements.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(16,354) at a weighted average interest rate of (1.154)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $25,768 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BRC	$0	$(3,332)	$0	$(3,332)	$3,542	$210
DBL	0	(6,640)	0	(6,640)	6,805	165
GSC	0	(4,432)	0	(4,432)	5,119	687
JML	0	(13,899)	0	(13,899)	10,303	(3,596)
SSB	1,084	0	0	1,084	(1,110)	(26)

Total Borrowings and Other Financing Transactions	$1,084	$(28,303)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(1,887)	$0	$0	$(12,517)	$(14,404)
Sovereign Issues	(5,383)	(4,315)	0	(532)	(10,230)

Total Borrowings	$(7,270)	$(4,315)	$0	$(13,049)	$(24,634)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(24,634)

(4)	Unsettled reverse repurchase agreements liability of $(3,669) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	Long	06/2016	89	$11	$19	$0

Total Futures Contracts				$11	$19	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-24 5-Year Index	1.000%	12/20/2020	$3,724	$(320)	$83	$0	$(10)
CDX.EM-25 5-Year Index	1.000	06/20/2021	11,800	(1,034)	9	0	(27)

				$(1,354)	$92	$0	$(37)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	61

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.350%	10/02/2025	$300	$(22)	$(21)	$0	$(1)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	28,200	(4,082)	(3,282)	0	(199)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046	1,300	(97)	(41)	0	(9)

					$(4,201)	$(3,344)	$0	$(209)

Total Swap Agreements					$(5,555)	$(3,252)	$0	$(246)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $2,624 and cash of $4,150 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$19	$0	$19	$0	$0	$(246)	$(246)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		BRL	8,416	$		2,365	$24	$0
	04/2016	$		2,239		BRL	8,416	102	0
	05/2016		ZAR	182,146	$		11,701	0	(530)
	07/2016		BRL	128,358			32,467	0	(2,340)

BPS	04/2016			28,758			8,081	83	0
	04/2016	$		7,673		BRL	28,758	325	0
	07/2016		BRL	38,962	$		9,883	0	(682)
	10/2016		CNH	23,050			3,542	11	0
	10/2016	$		8,066		BRL	35,087	1,196	0

BRC	04/2016		BRL	8,964	$		2,519	26	0
	04/2016	$		2,231		BRL	8,964	262	0

CBK	04/2016		BRL	16,469	$		4,628	47	0
	04/2016		EUR	2,154			2,394	0	(57)
	04/2016	$		4,104		BRL	16,469	476	0
	04/2016			6,428		EUR	5,749	114	0
	05/2016		SGD	7,579	$		5,417	0	(205)
	05/2016	$		220		INR	15,214	8	0
	05/2016			599		THB	21,025	0	(2)

DUB	04/2016		BRL	51,767	$		14,546	149	0
	04/2016	$		13,037		BRL	51,767	1,360	0
	05/2016		THB	207,459	$		5,824	0	(66)
	07/2016		BRL	26,300			6,136	0	(996)
	10/2016			50,277			13,830	558	0

FBF	04/2016			3,715			1,011	0	(22)
	04/2016	$		1,044		BRL	3,715	0	(11)
	05/2016			1,005			3,715	20	0

GLM	04/2016		BRL	122,718	$		34,482	353	0
	04/2016	$		30,674		BRL	122,718	3,455	0
	05/2016		JPY	1,176,300	$		10,335	0	(129)
	05/2016	$		25,171		JPY	2,924,000	838	0
	10/2016		BRL	35,035	$		8,066	0	(1,182)

JPM	04/2016			208,943			57,205	0	(904)
	04/2016	$		58,684		BRL	208,943	15	(589)
	05/2016		GBP	970	$		1,410	17	0

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		JPY	184,300	$		1,625	$0	$(15)
	05/2016		KRW	3,519,555			2,925	0	(143)
	05/2016	$		56,810		BRL	208,943	837	0
	05/2016			6,013		JPY	677,200	11	0
	01/2017		CNH	25,548	$		3,732	0	(162)

MSB	04/2016		BRL	28,150			6,970	0	(859)
	04/2016		EUR	44,040			48,328	0	(1,786)
	04/2016	$		7,910		BRL	28,150	0	(81)
	05/2016			802		TWD	26,103	10	0
	05/2016			856		ZAR	13,409	45	0

SCX	04/2016			3,266		EUR	2,923	60	0
	05/2016		MYR	963	$		217	0	(31)

UAG	04/2016	$		42,017		EUR	37,522	679	0
	05/2016		EUR	37,522	$		42,053	0	(680)
	05/2016		TWD	354,277			10,605	0	(416)

Total Forward Foreign Currency Contracts								$11,081	$(11,888)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
HUS	Call - OTC USD versus ZAR	ZAR	15.750	04/28/2016	$1,700	$(12)	$(9)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$9,100	$(117)	$(2)

Total Written Options						$(129)	$(11)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$90,363	EUR	6	$(2,898)
Sales	122,000		91,600	(1,986)
Closing Buys	(66,200)		(55,006)	3,333
Expirations	(117,200)		(36,600)	965
Exercised	(18,163)		0	457

Balance at End of Period	$10,800	EUR	0	$(129)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	South Africa Government International Bond	(1.000)%	06/20/2021	2.948%	$ 6,100	$610	$(45)	$565	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2018	2.020%	$	6,300	$(302)	$133	$0	$(169)
	Brazil Government International Bond	1.000	06/20/2020	2.964		2,200	(135)	(35)	0	(170)
	Brazil Government International Bond	1.000	09/20/2025	4.155		1,755	(357)	(46)	0	(403)
	Colombia Government International Bond	1.000	06/20/2019	1.326		12,500	(55)	(70)	0	(125)
	Colombia Government International Bond	1.000	09/20/2020	1.826		1,600	(87)	31	0	(56)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	63

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Export-Import Bank of China	1.000%	09/20/2016	0.397%	$	3,800	$(108)	$120	$12	$0
	Panama Government International Bond	1.000	03/20/2019	0.948		7,500	(42)	56	14	0
	Peru Government International Bond	1.000	03/20/2019	0.960		10,000	(151)	166	15	0
	Peru Government International Bond	1.000	09/20/2020	1.362		700	(29)	18	0	(11)
	Russia Government International Bond	1.000	09/20/2016	0.570		5,000	(66)	78	12	0
	Russia Government International Bond	1.000	12/20/2020	2.625		3,300	(409)	174	0	(235)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	2,600	(22)	29	7	0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	2,300	(16)	23	7	0
	Brazil Government International Bond	1.000	06/20/2018	1.585		10,000	(191)	66	0	(125)
	Brazil Government International Bond	1.000	06/20/2019	2.314		400	(16)	0	0	(16)
	Brazil Government International Bond	1.000	12/20/2020	3.263		10,100	(1,683)	692	0	(991)
	Colombia Government International Bond	1.000	09/20/2020	1.826		1,500	(85)	33	0	(52)
	Indonesia Government International Bond	1.000	03/20/2024	2.517		4,100	(566)	145	0	(421)
	Kazakhstan Government International Bond	1.000	09/20/2016	0.599		2,700	(22)	28	6	0
	Mexico Government International Bond	1.000	09/20/2021	1.643		10,748	(635)	281	0	(354)
	Russia Government International Bond	1.000	09/20/2016	0.570		6,900	(150)	166	16	0
	Russia Government International Bond	1.000	12/20/2020	2.625		5,400	(632)	248	0	(384)

CBK	Brazil Government International Bond	1.000	06/20/2018	1.585		5,000	(95)	33	0	(62)
	China Government International Bond	1.000	12/20/2016	0.306		3,000	(143)	159	16	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		6,100	27	(88)	0	(61)
	Indonesia Government International Bond	1.000	03/20/2024	2.517		4,100	(560)	139	0	(421)
	Panama Government International Bond	1.000	06/20/2019	1.001		2,200	14	(13)	1	0

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629		700	(9)	11	2	0
	Brazil Government International Bond	1.000	06/20/2018	1.585		4,300	(68)	14	0	(54)
	China Government International Bond	1.000	12/20/2016	0.306		2,500	(111)	124	13	0
	Colombia Government International Bond	1.000	03/20/2019	1.262		2,900	(27)	6	0	(21)
	Colombia Government International Bond	1.000	06/20/2019	1.326		4,200	(10)	(32)	0	(42)
	Colombia Government International Bond	1.000	09/20/2020	1.826		1,000	(56)	21	0	(35)
	Indonesia Government International Bond	1.000	12/20/2019	1.423		300	(7)	3	0	(4)
	Mexico Government International Bond	1.000	09/20/2021	1.643		4,000	(157)	25	0	(132)
	Panama Government International Bond	1.000	03/20/2019	0.948		2,000	(12)	16	4	0
	Panama Government International Bond	1.000	06/20/2019	1.001		14,300	98	(94)	4	0
	Penerbangan Malaysia Bhd.	1.000	12/20/2018	0.751		14,300	(173)	273	100	0
	Penerbangan Malaysia Bhd.	1.000	06/20/2019	0.871		400	0	2	2	0
	Penerbangan Malaysia Bhd.	1.000	03/20/2020	1.123		2,100	(18)	9	0	(9)
	South Africa Government International Bond	1.000	06/20/2016	0.476		400	(4)	5	1	0

FBF	Brazil Government International Bond	1.000	09/20/2020	3.124		1,600	(113)	(28)	0	(141)
	China Government International Bond	1.000	12/20/2016	0.306		2,900	(143)	158	15	0
	Colombia Government International Bond	1.000	09/20/2020	1.826		600	(32)	11	0	(21)
	Egypt Government International Bond	1.000	06/20/2016	3.380		3,600	(376)	358	0	(18)
	Indonesia Government International Bond	1.000	06/20/2021	1.959		4,000	(257)	72	0	(185)
	Peru Government International Bond	1.000	03/20/2019	0.960		2,100	(31)	34	3	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629		2,700	(35)	43	8	0
	Brazil Government International Bond	1.000	06/20/2019	2.314		2,200	(97)	8	0	(89)
	Brazil Government International Bond	1.000	12/20/2020	3.263		1,300	(176)	48	0	(128)
	Chile Government International Bond	1.000	09/20/2020	0.793		3,000	8	20	28	0
	Colombia Government International Bond	1.000	09/20/2016	0.362		6,800	2	21	23	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		5,000	24	(74)	0	(50)
	Indonesia Government International Bond	1.000	09/20/2021	2.041		5,000	(489)	228	0	(261)
	Indonesia Government International Bond	1.000	03/20/2024	2.517		3,600	(492)	122	0	(370)
	Panama Government International Bond	1.000	06/20/2019	1.001		4,100	22	(21)	1	0
	Russia Government International Bond	1.000	09/20/2016	0.570		2,800	(59)	66	7	0
	Russia Government International Bond	1.000	12/20/2020	2.625		7,250	(900)	384	0	(516)

HUS	Brazil Government International Bond	1.000	09/20/2016	0.596		900	0	2	2	0
	Brazil Government International Bond	1.000	06/20/2018	1.585		3,300	(49)	8	0	(41)
	Brazil Government International Bond	1.000	09/20/2020	3.124		1,200	(88)	(18)	0	(106)
	Brazil Government International Bond	1.000	12/20/2020	3.263		1,100	(149)	41	0	(108)
	Colombia Government International Bond	1.000	12/20/2016	0.421		2,800	(2)	15	13	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		12,400	(80)	(44)	0	(124)
	Kazakhstan Government International Bond	1.000	09/20/2016	0.599		7,000	(60)	75	15	0
	Panama Government International Bond	1.000	06/20/2019	1.001		8,700	55	(53)	2	0
	Russia Government International Bond	1.000	12/20/2020	2.625		1,100	(112)	34	0	(78)
	South Africa Government International Bond	1.000	03/20/2023	3.270		1,190	(123)	(39)	0	(162)
	Turkey Government International Bond	1.000	12/20/2019	1.989		18,600	(827)	175	0	(652)

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Brazil Government International Bond	1.000%	09/20/2016	0.596%	$	1,100	$0	$2	$2	$0
	Brazil Government International Bond	1.000	12/20/2016	0.629		500	(6)	7	1	0
	Brazil Government International Bond	1.000	09/20/2018	1.826		5,000	(213)	114	0	(99)
	Brazil Government International Bond	1.000	12/20/2019	2.685		1,300	(49)	(28)	0	(77)
	Brazil Government International Bond	1.000	09/20/2020	3.124		600	(46)	(7)	0	(53)
	China Government International Bond	1.000	12/20/2016	0.306		12,400	(602)	668	66	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		10,900	47	(156)	0	(109)
	Gazprom OAO Via Gaz Capital S.A.	1.000	12/20/2020	3.328		2,200	(372)	152	0	(220)
	Indonesia Government International Bond	1.000	06/20/2019	1.207		1,300	(28)	20	0	(8)
	Panama Government International Bond	1.000	06/20/2019	1.001		11,000	54	(51)	3	0

MYC	Dominican Republic Government International Bond	1.000	06/20/2016	1.422		3,400	(118)	116	0	(2)
	Export-Import Bank of China	1.000	09/20/2016	0.397		4,000	(109)	122	13	0
	Peru Government International Bond	1.960	10/20/2016	0.324		3,000	0	54	54	0

NGF	Rosneft Oil Co.	1.000	09/20/2016	2.195		1,500	(8)	0	0	(8)
	Russia Government International Bond	1.000	12/20/2020	2.625		3,000	(323)	110	0	(213)
	Saudi Arabia Government International Bond	1.000	06/20/2021	1.502		1,000	(26)	1	0	(25)
	Vnesheconombank Co.	1.000	12/20/2016	2.683		1,700	(22)	2	0	(20)

UAG	Brazil Government International Bond	1.030	07/20/2017	0.977		3,875	0	11	11	0
	Indonesia Government International Bond	1.000	06/20/2021	1.959		1,300	(86)	26	0	(60)

							$(13,556)	$5,758	$499	$(8,297)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	3,300	$(3)	$(76)	$0	$(79)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		21,900	(35)	(245)	0	(280)

BPS	Receive	1-Year BRL-CDI	12.255	01/02/2017		333,200	(400)	1,192	792	0
	Pay	1-Year BRL-CDI	13.900	01/02/2017		34,000	76	(84)	0	(8)
	Pay	1-Year BRL-CDI	15.230	01/02/2017		103,600	10	365	375	0
	Pay	1-Year BRL-CDI	12.860	01/02/2018		49,300	(574)	344	0	(230)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		125,200	52	(1,655)	0	(1,603)
	Receive	1-Year BRL-CDI	12.850	01/04/2021		91,020	1,733	(1,294)	439	0

DUB	Pay	1-Year BRL-CDI	8.285	01/02/2017		163,300	0	(5,172)	0	(5,172)
	Receive	1-Year BRL-CDI	12.255	01/02/2017		80,300	(103)	294	191	0
	Receive	1-Year BRL-CDI	13.820	01/02/2017		198,600	0	100	100	0
	Pay	1-Year BRL-CDI	15.230	01/02/2017		47,000	2	168	170	0
	Receive	1-Year BRL-CDI	13.000	01/02/2018		50,800	(5)	209	204	0
	Pay	1-Year BRL-CDI	12.810	01/04/2021		45,000	126	(520)	0	(394)
	Receive	1-Year BRL-CDI	16.150	01/04/2021		89,100	57	(1,608)	0	(1,551)
	Pay	1-Year BRL-CDI	12.285	01/02/2025		25,900	0	(512)	0	(512)

GLM	Pay	1-Year BRL-CDI	13.730	01/02/2018		66,400	(18)	1	0	(17)

HUS	Receive	1-Year BRL-CDI	15.510	07/01/2016		1,200	(1)	(2)	0	(3)
	Pay	1-Year BRL-CDI	8.320	01/02/2017		50,200	33	(1,593)	0	(1,560)
	Receive	1-Year BRL-CDI	12.360	01/02/2018		34,900	454	(198)	256	0
	Pay	1-Year BRL-CDI	13.375	01/02/2018		110,500	0	(216)	0	(216)
	Receive	1-Year BRL-CDI	13.315	01/04/2021		71,100	0	287	287	0

JPM	Pay	1-Year BRL-CDI	13.730	01/02/2017		180,400	0	(151)	0	(151)
	Receive	1-Year BRL-CDI	13.000	01/02/2018		118,400	0	476	476	0

MYC	Pay	1-Year BRL-CDI	8.220	01/02/2017		145,000	(195)	(4,472)	0	(4,667)
	Pay	1-Year BRL-CDI	11.500	01/04/2021		94,900	337	(2,382)	0	(2,045)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		18,300	(28)	(206)	0	(234)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	65

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	4,900	$(5)	$(154)	$0	$(159)
	Receive	1-Year BRL-CDI	10.910	01/02/2017		26,800	112	144	256	0
	Receive	1-Year BRL-CDI	11.680	01/04/2021		76,400	59	1,411	1,470	0

							$1,684	$(15,549)	$5,016	$(18,881)

Total Swap Agreements							$(11,262)	$(9,836)	$6,080	$(27,178)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $26,739 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$126	$0	$60	$186	$(2,870)	$0	$(1,528)	$(4,398)	$(4,212)	$4,127	$(85)
BPS	1,615	0	1,606	3,221	(682)	0	(1,841)	(2,523)	698	(500)	198
BRC	288	0	29	317	0	0	(2,343)	(2,343)	(2,026)	2,387	361
CBK	645	0	17	662	(264)	(2)	(544)	(810)	(148)	178	30
DUB	2,067	0	791	2,858	(1,062)	0	(7,926)	(8,988)	(6,130)	5,406	(724)
FBF	20	0	18	38	(33)	0	(365)	(398)	(360)	534	174
GLM	4,646	0	0	4,646	(1,311)	0	(17)	(1,328)	3,318	(2,850)	468
GST	0	0	67	67	0	0	(1,414)	(1,414)	(1,347)	1,308	(39)
HUS	0	0	1,140	1,140	0	(9)	(3,050)	(3,059)	(1,919)	2,125	206
JPM	880	0	548	1,428	(1,813)	0	(717)	(2,530)	(1,102)	458	(644)
MSB	55	0	0	55	(2,726)	0	0	(2,726)	(2,671)	2,430	(241)
MYC	0	0	67	67	0	0	(6,948)	(6,948)	(6,881)	6,372	(509)
NGF	0	0	0	0	0	0	(266)	(266)	(266)	304	38
SCX	60	0	0	60	(31)	0	0	(31)	29	0	29
UAG	679	0	1,737	2,416	(1,096)	0	(219)	(1,315)	1,101	(930)	171

Total Over the Counter	$11,081	$0	$6,080	$17,161	$(11,888)	$(11)	$(27,178)	$(39,077)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,081	$0	$11,081
Swap Agreements	0	1,064	0	0	5,016	6,080

	$0	$1,064	$0	$11,081	$5,016	$17,161

	$0	$1,064	$0	$11,081	$5,035	$17,180

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$37	$0	$0	$209	$246

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,888	$0	$11,888
Written Options	0	0	0	9	2	11
Swap Agreements	0	8,297	0	0	18,881	27,178

	$0	$8,297	$0	$11,897	$18,883	$39,077

	$0	$8,334	$0	$11,897	$19,092	$39,323

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$138	$138
Swap Agreements	0	358	0	0	(342)	16

	$0	$358	$0	$0	$(204)	$154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,995)	$0	$(6,995)
Purchased Options	0	0	525	35	0	560
Written Options	0	0	746	1,564	97	2,407
Swap Agreements	0	3,686	0	0	(2,257)	1,429

	$0	$3,686	$1,271	$(5,396)	$(2,160)	$(2,599)

	$0	$4,044	$1,271	$(5,396)	$(2,364)	$(2,445)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$237	$237
Swap Agreements	0	68	0	0	(3,371)	(3,303)

	$0	$68	$0	$0	$(3,134)	$(3,066)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,666)	$0	$(4,666)
Purchased Options	0	0	(1,086)	70	0	(1,016)
Written Options	0	0	(743)	2,179	(1)	1,435
Swap Agreements	0	5,293	0	0	(3,757)	1,536

	$0	$5,293	$(1,829)	$(2,417)	$(3,758)	$(2,711)

	$0	$5,361	$(1,829)	$(2,417)	$(6,892)	$(5,777)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$4,477	$0	$4,477
Argentina
Sovereign Issues	0	11,266	0	11,266
Azerbaijan
Corporate Bonds & Notes	0	3,212	0	3,212
Sovereign Issues	0	4,584	0	4,584
Brazil
Corporate Bonds & Notes	0	107,507	0	107,507
Sovereign Issues	0	11,550	0	11,550
Cayman Islands
Corporate Bonds & Notes	0	24,557	4,255	28,812
Chile
Corporate Bonds & Notes	0	55,690	0	55,690
Sovereign Issues	0	2,084	0	2,084
China
Corporate Bonds & Notes	0	6,193	0	6,193
Sovereign Issues	0	2,281	0	2,281
Colombia
Corporate Bonds & Notes	0	34,456	0	34,456
Sovereign Issues	0	6,237	0	6,237
Costa Rica
Sovereign Issues	0	7,739	0	7,739
Dominican Republic
Sovereign Issues	0	5,712	0	5,712
El Salvador
Sovereign Issues	0	33,583	0	33,583
Ethiopia
Sovereign Issues	0	3,695	0	3,695

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Gabon
Sovereign Issues	$0	$8,353	$0	$8,353
Guatemala
Sovereign Issues	0	19,691	0	19,691
Hong Kong
Corporate Bonds & Notes	0	16,578	0	16,578
Indonesia
Corporate Bonds & Notes	0	37,232	0	37,232
Sovereign Issues	0	62,499	0	62,499
Ireland
Corporate Bonds & Notes	0	43,784	0	43,784
Israel
Corporate Bonds & Notes	0	7,772	0	7,772
Ivory Coast
Sovereign Issues	0	6,550	0	6,550
Jamaica
Sovereign Issues	0	3,271	0	3,271
Kazakhstan
Corporate Bonds & Notes	0	42,328	0	42,328
Sovereign Issues	0	20,468	0	20,468
Lithuania
Sovereign Issues	0	1,859	0	1,859
Luxembourg
Corporate Bonds & Notes	0	77,372	0	77,372
Malaysia
Corporate Bonds & Notes	0	938	0	938
Mexico
Corporate Bonds & Notes	0	152,727	0	152,727
Sovereign Issues	0	34,239	0	34,239
Mongolia
Sovereign Issues	0	1,509	0	1,509

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	67

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

March 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Morocco
Sovereign Issues	$0	$6,046	$0	$6,046
Namibia
Sovereign Issues	0	1,358	0	1,358
Netherlands
Corporate Bonds & Notes	0	18,155	0	18,155
Panama
Corporate Bonds & Notes	0	1,667	0	1,667
Sovereign Issues	0	23,197	0	23,197
Paraguay
Sovereign Issues	0	5,835	0	5,835
Peru
Corporate Bonds & Notes	0	11,205	0	11,205
Sovereign Issues	0	7,511	0	7,511
Philippines
Corporate Bonds & Notes	0	1,053	0	1,053
Poland
Sovereign Issues	0	12,605	0	12,605
Romania
Sovereign Issues	0	1,305	0	1,305
Russia
Corporate Bonds & Notes	0	2,332	0	2,332
Sovereign Issues	0	3,552	0	3,552
Senegal
Sovereign Issues	0	7,144	0	7,144
Serbia
Sovereign Issues	0	943	0	943
Slovenia
Sovereign Issues	0	10,595	0	10,595
South Africa
Corporate Bonds & Notes	0	37,562	0	37,562
Sovereign Issues	0	6,156	0	6,156
Spain
Corporate Bonds & Notes	0	110	0	110
Sovereign Issues	0	28,224	0	28,224
Sri Lanka
Corporate Bonds & Notes	0	7,125	0	7,125
Sovereign Issues	0	10,389	0	10,389
Supranational
Corporate Bonds & Notes	0	2,452	0	2,452
Sweden
Corporate Bonds & Notes	0	1,865	0	1,865
Trinidad and Tobago
Corporate Bonds & Notes	0	8,524	0	8,524
Tunisia
Sovereign Issues	0	747	0	747
Turkey
Corporate Bonds & Notes	0	6,868	0	6,868
Sovereign Issues	0	35,974	0	35,974
Ukraine
Sovereign Issues	0	6,278	0	6,278

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
United Arab Emirates
Corporate Bonds & Notes	$0	$2,737	$0	$2,737
United Kingdom
Corporate Bonds & Notes	0	657	0	657
United States
Asset-Backed Securities	0	311	0	311
Corporate Bonds & Notes	0	22,506	0	22,506
Non-Agency Mortgage-Backed Securities	0	11,277	0	11,277
U.S. Government Agencies	0	236	0	236
U.S. Treasury Obligations	0	35,676	0	35,676
Uruguay
Sovereign Issues	0	20,224	0	20,224
Venezuela
Corporate Bonds & Notes	0	32,868	0	32,868
Sovereign Issues	0	20,732	0	20,732
Vietnam
Sovereign Issues	0	0	1,729	1,729
Virgin Islands (British)
Corporate Bonds & Notes	0	45,468	0	45,468
Zambia
Sovereign Issues	0	230	0	230
Short-Term Instruments
Repurchase Agreements	0	1,084	0	1,084
U.S. Treasury Bills	0	11,007	0	11,007
	$0	$1,333,783	$5,984	$1,339,767

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$191,775	$0	$0	$191,775

Total Investments	$191,775	$1,333,783	$5,984	$1,531,542

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	0	0	19
Over the counter	0	17,161	0	17,161
	$19	$17,161	$0	$17,180

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(246)	0	(246)
Over the counter	0	(39,077)	0	(39,077)
	$0	$(39,323)	$0	$(39,323)

Totals	$191,794	$1,311,621	$5,984	$1,509,399

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.5%

ARGENTINA 1.6%

CORPORATE BONDS & NOTES 1.6%
YPF S.A.
8.500% due 03/23/2021	$200	$201
8.500% due 07/28/2025	2,100	2,058

Total Argentina (Cost $2,268)		2,259

AUSTRIA 0.6%

CORPORATE BONDS & NOTES 0.6%
JBS Investments GmbH
7.750% due 10/28/2020	$100	99
Sappi Papier Holding GmbH
7.500% due 06/15/2032	800	721

Total Austria (Cost $836)		820

AZERBAIJAN 0.2%

CORPORATE BONDS & NOTES 0.2%
International Bank of Azerbaijan OJSC
5.625% due 06/11/2019	$300	280

Total Azerbaijan (Cost $283)		280

BARBADOS 0.7%

CORPORATE BONDS & NOTES 0.7%
Columbus International, Inc.
7.375% due 03/30/2021	$900	962

Total Barbados (Cost $929)		962

BERMUDA 4.1%

CORPORATE BONDS & NOTES 4.1%
Alliance Oil Co. Ltd.
10.500% due 03/11/2019	$272	208
CBQ Finance Ltd.
7.500% due 11/18/2019	1,300	1,480
Digicel Group Ltd.
8.250% due 09/30/2020	3,065	2,648
Ooredoo International Finance Ltd.
3.250% due 02/21/2023	1,500	1,494

Total Bermuda (Cost $6,432)		5,830

BRAZIL 6.3%

CORPORATE BONDS & NOTES 6.3%
Banco Bradesco S.A.
5.750% due 03/01/2022	$300	307
Banco BTG Pactual S.A.
4.000% due 01/16/2020	710	587
Banco do Brasil S.A.
6.250% due 04/15/2024 (c)	600	337
9.000% due 06/18/2024 (c)	575	402
Banco do Estado do Rio Grande do Sul S.A.
7.375% due 02/02/2022	300	241
Banco Pan S.A.
8.500% due 04/23/2020	655	508
BR Properties S.A.
9.000% due 05/02/2016 (c)	636	530
Braskem Finance Ltd.
5.375% due 05/02/2022	400	365
BRF S.A.
3.950% due 05/22/2023	300	282

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		$500	$422
Cielo S.A.
3.750% due 11/16/2022		300	270
CSN Islands Corp.
6.875% due 09/21/2019		350	196
Embraer Netherlands Finance BV
5.050% due 06/15/2025		300	265
Itau Unibanco Holding S.A.
5.500% due 08/06/2022		250	249
6.200% due 12/21/2021		360	368
Minerva Luxembourg S.A.
7.750% due 01/31/2023		200	203
Odebrecht Finance Ltd.
7.125% due 06/26/2042 §		350	150
Petrobras Global Finance BV
4.375% due 05/20/2023		800	586
5.375% due 01/27/2021		200	165
5.750% due 01/20/2020		700	605
6.875% due 01/20/2040		100	72
Samarco Mineracao S.A.
5.375% due 09/26/2024		600	361
Suzano Trading Ltd.
5.875% due 01/23/2021		200	203
Vale Overseas Ltd.
6.875% due 11/10/2039		900	707
Votorantim Cimentos S.A.
3.500% due 07/13/2022	EUR	100	89
7.250% due 04/05/2041		$560	459

Total Brazil (Cost $10,002)			8,929

CANADA 1.1%

CORPORATE BONDS & NOTES 1.1%
Evraz, Inc.
7.500% due 11/15/2019		$400	359
First Quantum Minerals Ltd.
6.750% due 02/15/2020		200	138
7.000% due 02/15/2021		1,100	742
Pacific Exploration and Production Corp.
5.375% due 01/26/2019 ^		1,450	254

Total Canada (Cost $2,727)			1,493

CAYMAN ISLANDS 10.1%

CORPORATE BONDS & NOTES 10.1%
ADCB Finance Cayman Ltd.
2.625% due 03/10/2020 (f)		$500	499
Agile Property Holdings Ltd.
9.000% due 05/21/2020 (f)		200	212
Alibaba Group Holding Ltd.
3.125% due 11/28/2021		800	816
Alpha Star Holding Ltd.
4.970% due 04/09/2019		500	451
Baidu, Inc.
3.500% due 11/28/2022		300	308
BR Malls International Finance Ltd.
8.500% due 07/21/2016 (c)		400	358
Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		250	258
Evergrande Real Estate Group Ltd.
8.750% due 10/30/2018		400	407
Formosa Group Cayman Ltd.
3.375% due 04/22/2025		1,000	1,002
Global A&T Electronics Ltd.
10.000% due 02/01/2019		400	257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greentown China Holdings Ltd.
8.500% due 02/04/2018	$590	$618
Hutchison Whampoa International Ltd.
3.625% due 10/31/2024	1,450	1,509
KWG Property Holding Ltd.
8.250% due 08/05/2019	200	214
Lamar Funding Ltd.
3.958% due 05/07/2025	300	270
Longfor Properties Co. Ltd.
6.875% due 10/18/2019	200	211
MAF Global Securities Ltd.
7.125% due 10/29/2018 (c)	400	422
MCE Finance Ltd.
5.000% due 02/15/2021	1,150	1,100
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	4,241	975
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (b)	242	232
QNB Finance Ltd.
2.750% due 10/31/2018	300	303
2.875% due 04/29/2020	300	306
Sable International Finance Ltd.
6.875% due 08/01/2022	400	402
Semiconductor Manufacturing International Corp.
4.125% due 10/07/2019	500	513
Shimao Property Holdings Ltd.
6.625% due 01/14/2020 (f)	300	316
8.375% due 02/10/2022	300	329
Swire Pacific MTN Financing Ltd.
4.500% due 10/09/2023	500	547
Tencent Holdings Ltd.
3.375% due 03/05/2018	200	206
3.800% due 02/11/2025	400	414
Wynn Macau Ltd.
5.250% due 10/15/2021	850	805

Total Cayman Islands (Cost $17,220)		14,260

CHILE 3.6%

CORPORATE BONDS & NOTES 3.6%
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	$100	102
4.750% due 01/11/2022	300	319
Cencosud S.A.
5.150% due 02/12/2025	1,200	1,216
Colbun S.A.
4.500% due 07/10/2024	600	616
Corpbanca S.A.
3.875% due 09/22/2019	300	308
Embotelladora Andina S.A.
5.000% due 10/01/2023	400	427
Empresa Electrica Angamos S.A.
4.875% due 05/25/2029	600	558
Inversiones CMPC S.A.
4.750% due 09/15/2024	550	570
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	450	394
4.500% due 08/15/2025	250	214
SACI Falabella
4.375% due 01/27/2025	400	413

Total Chile (Cost $5,130)		5,137

CHINA 3.3%

CORPORATE BONDS & NOTES 3.3%
Bank of China Ltd.
5.000% due 11/13/2024	$1,300	1,352

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	69

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CCCI Treasure Ltd.
3.500% due 04/21/2020 (c)	$500	$500
China Construction Bank Corp.
3.875% due 05/13/2025	500	504
China Life Insurance Co. Ltd.
4.000% due 07/03/2075	200	198
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	900	956
CRCC Yupeng Ltd.
3.950% due 08/01/2019 (c)	400	410
Industrial & Commercial Bank of China Ltd.
4.875% due 09/21/2025	600	618
Proven Honour Capital Ltd.
4.125% due 05/19/2025	200	204

Total China (Cost $4,646)		4,742

COLOMBIA 3.5%

CORPORATE BONDS & NOTES 3.5%
Banco de Bogota S.A.
5.375% due 02/19/2023	$250	244
Bancolombia S.A.
5.125% due 09/11/2022	400	406
5.950% due 06/03/2021	790	856
Colombia Telecomunicaciones S.A. ESP
5.375% due 09/27/2022	600	546
8.500% due 03/30/2020 (c)	300	257
Ecopetrol S.A.
5.875% due 05/28/2045	500	396
7.375% due 09/18/2043	1,100	1,012
Grupo Aval Ltd.
4.750% due 09/26/2022	600	561
Transportadora de Gas Internacional S.A. ESP
5.700% due 03/20/2022	600	611

Total Colombia (Cost $5,219)		4,889

CURACAO 0.3%

CORPORATE BONDS & NOTES 0.3%
SUAM Finance BV
4.875% due 04/17/2024	$450	453

Total Curacao (Cost $448)		453

DOMINICAN REPUBLIC 0.3%

CORPORATE BONDS & NOTES 0.3%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019	$400	424

Total Dominican Republic (Cost $397)		424

GUATEMALA 0.2%

CORPORATE BONDS & NOTES 0.2%
Industrial Senior Trust
5.500% due 11/01/2022	$325	313

Total Guatemala (Cost $326)		313

HONG KONG 3.8%

CORPORATE BONDS & NOTES 3.8%
AIA Group Ltd.
3.200% due 03/11/2025	$600	606
4.500% due 03/16/2046	300	306
China Cinda Finance Ltd.
3.125% due 04/23/2020	900	907
China Merchants Finance Co. Ltd.
5.000% due 05/04/2022	300	329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
China Overseas Finance Cayman Ltd.
5.950% due 05/08/2024	$300	$344
China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020	300	305
Citic Pacific Ltd.
6.800% due 01/17/2023	400	476
CNPC General Capital Ltd.
2.750% due 05/14/2019	700	711
Franshion Brilliant Ltd.
5.750% due 03/19/2019	500	530
Lenovo Group Ltd.
4.700% due 05/08/2019	300	316
Poly Real Estate Finance Ltd.
5.250% due 04/25/2019	500	529

Total Hong Kong (Cost $5,258)		5,359

INDIA 3.8%

CORPORATE BONDS & NOTES 3.8%
ABJA Investment Co. Pte. Ltd.
5.950% due 07/31/2024	$300	281
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020	400	402
Axis Bank Ltd.
3.250% due 05/21/2020	200	205
Bharti Airtel International Netherlands BV
5.350% due 05/20/2024	500	540
Bharti Airtel Ltd.
4.375% due 06/10/2025	500	509
ICICI Bank Ltd.
3.500% due 03/18/2020	700	721
Indian Oil Corp. Ltd.
5.625% due 08/02/2021	300	335
JSW Steel Ltd.
4.750% due 11/12/2019	400	343
NTPC Ltd.
4.750% due 10/03/2022	300	326
Power Grid Corp. of India Ltd.
3.875% due 01/17/2023	300	307
Reliance Industries Ltd.
4.125% due 01/28/2025	850	877
State Bank of India
4.875% due 04/17/2024	300	331
Tata Motors Ltd.
4.625% due 04/30/2020	200	209

Total India (Cost $5,301)		5,386

INDONESIA 0.7%

CORPORATE BONDS & NOTES 0.7%
Listrindo Capital BV
6.950% due 02/21/2019	$200	206
Perusahaan Gas Negara Persero Tbk
5.125% due 05/16/2024	700	719

Total Indonesia (Cost $889)		925

IRELAND 2.3%

CORPORATE BONDS & NOTES 2.3%
Alfa Bank AO Via Alfa Bond Issuance PLC
7.750% due 04/28/2021	$700	757
Borets Finance Ltd.
7.625% due 09/26/2018	300	261
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	200	199
MMC Norilsk Nickel OJSC via MMC Finance Ltd.
6.625% due 10/14/2022	600	629

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mobile Telesystems OJSC via MTS International Funding Ltd.
5.000% due 05/30/2023	$300	$292
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	500	464
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022	700	653

Total Ireland (Cost $3,098)		3,255

ISLE OF MAN 0.2%

CORPORATE BONDS & NOTES 0.2%
Greenko Dutch BV
8.000% due 08/01/2019	$200	214

Total Isle of Man (Cost $206)		214

KAZAKHSTAN 0.5%

CORPORATE BONDS & NOTES 0.5%
Zhaikmunai LLP
6.375% due 02/14/2019	$900	718

Total Kazakhstan (Cost $923)		718

LUXEMBOURG 5.6%

CORPORATE BONDS & NOTES 5.6%
Altice Financing S.A.
6.625% due 02/15/2023	$400	403
Altice Finco S.A.
7.625% due 02/15/2025	2,000	1,925
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,020	943
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	300	315
8.625% due 04/28/2034	400	473
MHP S.A.
8.250% due 04/02/2020	600	528
Millicom International Cellular S.A.
4.750% due 05/22/2020	1,100	1,052
6.000% due 03/15/2025	400	372
Offshore Drilling Holding S.A.
8.375% due 09/20/2020	200	98
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024	900	822
Topaz Marine S.A.
8.625% due 11/01/2018	200	183
VTB Bank OJSC Via VTB Capital S.A.
6.950% due 10/17/2022	900	882

Total Luxembourg (Cost $7,956)		7,996

MAURITIUS 0.4%

CORPORATE BONDS & NOTES 0.4%
MTN Mauritius Investments Ltd.
4.755% due 11/11/2024	$700	633

Total Mauritius (Cost $673)		633

	SHARES
MEXICO 5.8%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)	172,487	0

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 5.8%
Alfa S.A.B. de C.V.
6.875% due 03/25/2044		$200	$201
Alpek S.A.B. de C.V.
4.500% due 11/20/2022		200	201
America Movil S.A.B. de C.V.
3.125% due 07/16/2022		250	257
6.125% due 03/30/2040		850	1,011
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		250	248
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		800	828
BBVA Bancomer S.A.
6.500% due 03/10/2021		430	472
6.750% due 09/30/2022		500	556
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	900	994
Coca-Cola Femsa S.A.B. de C.V.
3.875% due 11/26/2023		$600	624
Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023		200	194
Grupo Bimbo S.A.B. de C.V.
3.875% due 06/27/2024		350	353
Grupo Posadas S.A.B. de C.V.
7.875% due 06/30/2022		350	346
Grupo Televisa S.A.B.
6.125% due 01/31/2046		700	745
Hipotecaria Su Casita S.A. de C.V.
6.570% due 06/28/2018 ^	MXN	17,999	78
JB y Co. S.A. de C.V.
3.750% due 05/13/2025		$300	303
Mexichem S.A.B. de C.V.
5.875% due 09/17/2044		400	360
Sixsigma Networks Mexico S.A. de C.V.
8.250% due 11/07/2021		200	190
Trust F/1401
6.950% due 01/30/2044		200	196

			8,157

Total Mexico (Cost $10,801)			8,157

MOROCCO 1.4%

CORPORATE BONDS & NOTES 1.4%
OCP S.A.
4.500% due 10/22/2025		$2,000	1,918

Total Morocco (Cost $1,963)			1,918

NETHERLANDS 3.2%

CORPORATE BONDS & NOTES 3.2%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$900	661
Helios Towers Finance Netherlands BV
8.375% due 07/15/2019		300	277
Indo Energy Finance BV
6.375% due 01/24/2023		700	312
Marfrig Holding Europe BV
6.875% due 06/24/2019		400	382
Metinvest BV
8.750% due 02/14/2018 ^		1,000	460
SABIC Capital BV
2.625% due 10/03/2018		400	403
Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	800	893

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VTR Finance BV
6.875% due 01/15/2024	$1,200	$1,179

Total Netherlands (Cost $5,397)		4,567

PANAMA 0.4%

CORPORATE BONDS & NOTES 0.4%
Banco Internacional del Peru
5.750% due 10/07/2020	$500	547

Total Panama (Cost $536)		547

PERU 1.3%

CORPORATE BONDS & NOTES 1.3%
Banco de Credito del Peru
4.250% due 04/01/2023	$900	933
BBVA Banco Continental S.A.
5.000% due 08/26/2022	300	319
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021	350	352
Volcan Cia Minera S.A.A.
5.375% due 02/02/2022	400	307

Total Peru (Cost $1,912)		1,911

PHILIPPINES 1.2%

CORPORATE BONDS & NOTES 1.2%
JGSH Philippines Ltd.
4.375% due 01/23/2023	$600	616
San Miguel Corp.
4.875% due 04/26/2023	400	387
SM Investments Corp.
4.875% due 06/10/2024	700	727

Total Philippines (Cost $1,701)		1,730

QATAR 0.5%

CORPORATE BONDS & NOTES 0.5%
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	$600	657

Total Qatar (Cost $682)		657

RUSSIA 0.7%

CORPORATE BONDS & NOTES 0.7%
ALROSA Finance S.A.
7.750% due 11/03/2020	$200	219
VimpelCom Holdings BV
7.504% due 03/01/2022	720	760

Total Russia (Cost $878)		979

SINGAPORE 3.4%

CORPORATE BONDS & NOTES 3.4%
Alam Synergy Pte. Ltd.
6.950% due 03/27/2020	$320	285
BOC Aviation Pte. Ltd.
3.000% due 03/30/2020	400	404
Flextronics International Ltd.
4.750% due 06/15/2025	550	542
Global Logistic Properties Ltd.
3.875% due 06/04/2025	800	796
Oversea-Chinese Banking Corp. Ltd.
4.250% due 06/19/2024	1,071	1,126
SingTel Group Treasury Pte. Ltd.
3.250% due 06/30/2025	300	312
4.500% due 09/08/2021	300	337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Overseas Bank Ltd.
3.750% due 09/19/2024	$1,000	$1,031

Total Singapore (Cost $4,756)		4,833

SOUTH AFRICA 1.8%

CORPORATE BONDS & NOTES 1.8%
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	$600	566
FirstRand Bank Ltd.
4.250% due 04/30/2020	300	301
Myriad International Holdings BV
5.500% due 07/21/2025	1,700	1,717

Total South Africa (Cost $2,508)		2,584

SOUTH KOREA 1.2%

CORPORATE BONDS & NOTES 1.2%
Shinhan Bank
3.875% due 03/24/2026	$700	710
Woori Bank
4.750% due 04/30/2024	900	948

Total South Korea (Cost $1,654)		1,658

SUPRANATIONAL 0.9%

CORPORATE BONDS & NOTES 0.9%
Africa Finance Corp.
4.375% due 04/29/2020	$800	817
African Export-Import Bank
4.750% due 07/29/2019	500	513

Total Supranational (Cost $1,296)		1,330

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.4%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022	$600	622

Total Sweden (Cost $626)		622

THAILAND 2.9%

CORPORATE BONDS & NOTES 2.9%
Bangkok Bank PCL
3.875% due 09/27/2022 (f)	$900	964
Krung Thai Bank PCL
5.200% due 12/26/2024	600	617
PTT Exploration & Production PCL
4.875% due 06/18/2019 (c)	900	879
PTT Global Chemical PCL
4.250% due 09/19/2022	500	528
PTT PCL
3.375% due 10/25/2022	600	614
Thai Oil PCL
3.625% due 01/23/2023	500	507

Total Thailand (Cost $4,053)		4,109

TURKEY 4.7%

CORPORATE BONDS & NOTES 4.7%
Akbank TAS
5.125% due 03/31/2025	$500	486
Arcelik A/S
5.000% due 04/03/2023	200	190
Finansbank A/S
6.250% due 04/30/2019	200	211

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	71

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KOC Holding A/S
3.500% due 04/24/2020 (f)	$410	$404
5.250% due 03/15/2023	700	699
Turk Telekomunikasyon A/S
4.875% due 06/19/2024	500	481
Turkcell Iletisim Hizmetleri A/S
5.750% due 10/15/2025	450	439
Turkiye Garanti Bankasi A/S
4.750% due 10/17/2019	800	814
Turkiye Halk Bankasi A/S
4.750% due 02/11/2021	600	581
Turkiye Is Bankasi
5.000% due 04/30/2020	900	904
Turkiye Sise ve Cam Fabrikalari A/S
4.250% due 05/09/2020	300	295
Turkiye Vakiflar Bankasi TAO
6.000% due 11/01/2022 (f)	400	395
Yapi ve Kredi Bankasi A/S
4.000% due 01/22/2020 (f)	700	685

Total Turkey (Cost $6,589)		6,584

UNITED ARAB EMIRATES 4.0%

CORPORATE BONDS & NOTES 4.0%
Abu Dhabi National Energy Co. PJSC
3.625% due 01/12/2023	$900	895
Burgan Tier 1 Financing Ltd.
7.250% due 09/30/2019 (c)	500	474
DP World Ltd.
6.850% due 07/02/2037	1,450	1,485
Emirates NBD PJSC
4.875% due 03/28/2023	500	515
Emirates Telecommunications Group Co. PJSC
3.500% due 06/18/2024	400	416
First Gulf Bank PJSC
2.625% due 02/24/2020	500	500
National Bank of Abu Dhabi PJSC
5.250% due 06/17/2020 (c)(f)	750	765
NBK Tier 1 Financing Ltd.
5.750% due 04/09/2021 (c)	600	603

Total United Arab Emirates (Cost $5,828)		5,653

UNITED KINGDOM 1.9%

CORPORATE BONDS & NOTES 1.9%
Afren PLC
6.625% due 12/09/2020 ^	$682	5
15.000% due 04/25/2017 ^(d)	2,200	748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fresnillo PLC
5.500% due 11/13/2023	$500	$515
Hikma Pharmaceuticals PLC
4.250% due 04/10/2020	500	501
Petra Diamonds U.S. Treasury PLC
8.250% due 05/31/2020	250	214
Tullow Oil PLC
6.000% due 11/01/2020	670	486
Vedanta Resources PLC
7.125% due 05/31/2023	590	330

Total United Kingdom (Cost $4,816)		2,799

UNITED STATES 2.5%

CORPORATE BONDS & NOTES 0.6%
JBS USA LLC
5.750% due 06/15/2025	$100	88
Southern Copper Corp.
5.250% due 11/08/2042	690	569
Terraform Global Operating LLC
9.750% due 08/15/2022	300	228

		885

U.S. TREASURY OBLIGATIONS 1.9%
U.S. Treasury Notes
1.625% due 02/15/2026	2,700	2,662

Total United States (Cost $3,649)		3,547

VIRGIN ISLANDS (BRITISH) 2.7%

CORPORATE BONDS & NOTES 2.7%
Caifu Holdings Ltd.
8.750% due 01/24/2020	$400	422
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	750	682
GTL Trade Finance, Inc.
7.250% due 04/16/2044	700	550
HKT Capital Ltd.
3.625% due 04/02/2025	600	611
QGOG Constellation S.A.
6.250% due 11/09/2019	1,700	986
Star Energy Geothermal Wayang Windu Ltd.
6.125% due 03/27/2020	100	101
Studio City Finance Ltd.
8.500% due 12/01/2020	250	252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wanda Properties Overseas Ltd.
4.875% due 11/21/2018	$200	$205

Total Virgin Islands (British) (Cost $3,884)		3,809

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (e) 0.4%
		518

Total Short-Term Instruments (Cost $518)		518

Total Investments in Securities (Cost $145,214)		133,789

	SHARES
INVESTMENTS IN AFFILIATES 7.1%

SHORT-TERM INSTRUMENTS 7.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.1%
PIMCO Short-Term Floating NAV Portfolio III	1,015,254	10,032

Total Short-Term Instruments (Cost $10,029)		10,032

Total Investments in Affiliates (Cost $10,029)		10,032

Total Investments 101.6% (Cost $155,243)		$143,821

Financial Derivative Instruments (g) (0.1%) (Cost or Premiums, net $(55))		(96)

Other Assets and Liabilities, net (1.5%)		(2,211)

Net Assets 100.0%		$141,514

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon bond.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2017	04/30/2015	$ 2,124	$748	0.53%

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$518	U.S. Treasury Notes 3.750% due 11/15/2018	$(529)	$518	$518

Total Repurchase Agreements						$(529)	$518	$518

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BPS	(2.750)%	02/03/2016	07/27/2017		$(693)	$(690)
BRC	(4.000)	02/18/2016	TBD	(2)	(209)	(208)
	(0.650)	03/16/2016	01/25/2018		(952)	(952)
CFR	(1.500)	11/13/2015	TBD	(2)	(381)	(379)
	(1.000)	03/17/2016	TBD	(2)	(313)	(313)
JML	(1.250)	02/05/2016	04/21/2016		(354)	(353)
	(0.750)	03/08/2016	04/21/2016		(502)	(501)
	(0.650)	03/10/2016	04/21/2016		(748)	(748)

Total Reverse Repurchase Agreements						$(4,144)

(2)	Open maturity reverse repurchase agreements.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(3,199) at a weighted average interest rate of (1.019)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(f)	Securities with an aggregate market value of $4,213 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPS	$0	$(690)	$0	$(690)	$686	$(4)
BRC	0	(1,160)	0	(1,160)	1,176	16
CFR	0	(692)	0	(692)	711	19
JML	0	(1,602)	0	(1,602)	1,639	37
SSB	518	0	0	518	(529)	(11)

Total Borrowings and Other Financing Transactions	$518	$(4,144)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,602)	$0	$(2,542)	$(4,144)

Total Borrowings	$0	$(1,602)	$0	$(2,542)	$(4,144)

Gross amount of recognized liabilities for reverse repurchase agreements					$(4,144)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	73

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2016	$		218		EUR	194	$3	$0

CBK	05/2016		MXN	681	$		38	0	(1)

HUS	04/2016	$		196		JPY	22,100	0	0
	05/2016		JPY	22,100	$		197	0	0

NAB	04/2016			22,100			198	1	0

SCX	05/2016		EUR	1,801			2,004	0	(47)

Total Forward Foreign Currency Contracts								$4	$(48)

WRITTEN OPTIONS:

AS OF MARCH 31, 2016, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount	Premiums
Balance at Beginning of Period	$7,430	$(161)
Sales	0	0
Closing Buys	(4,700)	92
Expirations	(2,730)	69
Exercised	0	0

Balance at End of Period	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	AK Transneft OAO	1.000%	03/20/2017	2.483%	$ 3,700	$(55)	$3	$0	$(52)

Total Swap Agreements						$(55)	$3	$0	$(52)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
CBK	0	0	0	0	(1)	0	(52)	(53)	(53)	0	(53)
NAB	1	0	0	1	0	0	0	0	1	0	1
SCX	0	0	0	0	(47)	0	0	(47)	(47)	0	(47)

Total Over the Counter	$4	$0	$0	$4	$(48)	$0	$(52)	$(100)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48	$0	$48
Swap Agreements	0	52	0	0	0	52

	$0	$52	$0	$48	$0	$100

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$205	$205
Swap Agreements	0	134	0	0	(1,267)	(1,133)

	$0	$134	$0	$0	$(1,062)	$(928)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$484	$0	$484
Written Options	0	0	0	156	0	156
Swap Agreements	0	(1,491)	0	0	0	(1,491)

	$0	$(1,491)	$0	$640	$0	$(851)

	$0	$(1,357)	$0	$640	$(1,062)	$(1,779)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(222)	$(222)
Swap Agreements	0	0	0	0	1,054	1,054

	$0	$0	$0	$0	$832	$832

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(565)	$0	$(565)
Written Options	0	0	0	(144)	0	(144)
Swap Agreements	0	2,190	0	0	0	2,190

	$0	$2,190	$0	$(709)	$0	$1,481

	$0	$2,190	$0	$(709)	$832	$2,313

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$2,259	$0	$2,259
Austria
Corporate Bonds & Notes	0	820	0	820
Azerbaijan
Corporate Bonds & Notes	0	280	0	280
Barbados
Corporate Bonds & Notes	0	962	0	962

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Bermuda
Corporate Bonds & Notes	$0	$5,830	$0	$5,830
Brazil
Corporate Bonds & Notes	0	8,929	0	8,929
Canada
Corporate Bonds & Notes	0	1,493	0	1,493
Cayman Islands
Corporate Bonds & Notes	0	14,260	0	14,260
Chile
Corporate Bonds & Notes	0	5,137	0	5,137

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	75

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

March 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
China
Corporate Bonds & Notes	$0	$4,742	$0	$4,742
Colombia
Corporate Bonds & Notes	0	4,889	0	4,889
Curacao
Corporate Bonds & Notes	0	453	0	453
Dominican Republic
Corporate Bonds & Notes	0	424	0	424
Guatemala
Corporate Bonds & Notes	0	313	0	313
Hong Kong
Corporate Bonds & Notes	0	5,359	0	5,359
India
Corporate Bonds & Notes	0	5,386	0	5,386
Indonesia
Corporate Bonds & Notes	0	925	0	925
Ireland
Corporate Bonds & Notes	0	3,255	0	3,255
Isle of Man
Corporate Bonds & Notes	0	214	0	214
Kazakhstan
Corporate Bonds & Notes	0	718	0	718
Luxembourg
Corporate Bonds & Notes	0	7,996	0	7,996
Mauritius
Corporate Bonds & Notes	0	633	0	633
Mexico
Corporate Bonds & Notes	0	8,079	78	8,157
Morocco
Corporate Bonds & Notes	0	1,918	0	1,918
Netherlands
Corporate Bonds & Notes	0	4,567	0	4,567
Panama
Corporate Bonds & Notes	0	547	0	547
Peru
Corporate Bonds & Notes	0	1,911	0	1,911
Philippines
Corporate Bonds & Notes	0	1,730	0	1,730
Qatar
Corporate Bonds & Notes	0	657	0	657
Russia
Corporate Bonds & Notes	0	979	0	979
Singapore
Corporate Bonds & Notes	0	4,833	0	4,833

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
South Africa
Corporate Bonds & Notes	$0	$2,584	$0	$2,584
South Korea
Corporate Bonds & Notes	0	1,658	0	1,658
Supranational
Corporate Bonds & Notes	0	1,330	0	1,330
Sweden
Corporate Bonds & Notes	0	622	0	622
Thailand
Corporate Bonds & Notes	0	4,109	0	4,109
Turkey
Corporate Bonds & Notes	0	6,584	0	6,584
United Arab Emirates
Corporate Bonds & Notes	0	5,653	0	5,653
United Kingdom
Corporate Bonds & Notes	0	2,051	748	2,799
United States
Corporate Bonds & Notes	0	885	0	885
U.S. Treasury Obligations	0	2,662	0	2,662
Virgin Islands (British)
Corporate Bonds & Notes	0	3,809	0	3,809
Short-Term Instruments
Repurchase Agreements	0	518	0	518
	$0	$132,963	$826	$133,789

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,032	$0	$0	$10,032

Total Investments	$10,032	$132,963	$826	$143,821

Financial Derivative Instruments - Assets
Over the counter	$0	$4	$0	$4

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(100)	$0	$(100)

Totals	$10,032	$132,867	$826	$143,725

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Currency Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.2%

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		$500	$506

Total Bermuda (Cost $504)			506

BRAZIL 22.5%

CORPORATE BONDS & NOTES 6.0%
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$41,185	42,050
Caixa Economica Federal
2.375% due 11/06/2017		10,600	10,176
4.500% due 10/03/2018		1,850	1,808
Itau Unibanco Holding S.A.
2.850% due 05/26/2018 (h)		22,200	21,956
Petrobras Global Finance BV
2.000% due 05/20/2016		8,200	8,190
2.238% due 05/20/2016		35,100	35,065
2.762% due 01/15/2019		30,400	24,779
3.000% due 01/15/2019		2,400	2,063
3.002% due 03/17/2017		13,900	13,450
3.500% due 02/06/2017		1,000	986
5.875% due 03/01/2018		19,140	18,418
6.125% due 10/06/2016		1,400	1,418
7.875% due 03/15/2019		55,935	53,782
8.375% due 12/10/2018 (h)		3,400	3,391

			237,532

SOVEREIGN ISSUES 16.5%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		17,500	17,495
4.125% due 09/15/2017	EUR	34,900	40,094
6.369% due 06/16/2018		$7,400	7,670
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (c)	BRL	542,400	145,945
0.000% due 10/01/2016 (c)		1,026,900	267,248
0.000% due 01/01/2017 (c)		428,600	108,104
0.000% due 07/01/2017 (c)		208,400	49,377
0.000% due 01/01/2018 (c)		38,200	8,500
0.000% due 07/01/2018 (c)		43,000	9,000
Brazil Notas do Tesouro Nacional Bond
6.000% due 05/15/2017 (d)		5,415	1,505

			654,938

Total Brazil (Cost $929,243)			892,470

CAYMAN ISLANDS 2.3%

ASSET-BACKED SECURITIES 0.0%
Dryden Leveraged Loan CDO
0.864% due 10/20/2020		$619	617

CORPORATE BONDS & NOTES 2.3%
Alibaba Group Holding Ltd.
1.156% due 11/28/2017		7,400	7,341
1.625% due 11/28/2017		42,600	42,659
Anstock Ltd.
2.125% due 07/24/2017		7,500	7,459
Baidu, Inc.
2.250% due 11/28/2017		400	403
3.250% due 08/06/2018		4,000	4,105
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)		4,453	4,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		$1,256	$409
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 §		3,249	747
6.750% due 10/01/2023 §		1,231	283
Pemex Finance Ltd.
9.150% due 11/15/2018		6,188	6,692
10.610% due 08/15/2017		94	100
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)		11,450	10,967
QNB Finance Ltd.
1.868% due 10/31/2016		500	502
Tencent Holdings Ltd.
2.000% due 05/02/2017		5,000	5,027

			90,902

Total Cayman Islands (Cost $93,402)			91,519

CHILE 0.6%

CORPORATE BONDS & NOTES 0.6%
Banco de Credito e Inversiones
3.000% due 09/13/2017		$3,000	3,045
Banco del Estado de Chile
2.000% due 11/09/2017		16,500	16,588
Banco Santander Chile
1.517% due 04/11/2017		5,100	5,068

Total Chile (Cost $24,707)			24,701

CHINA 1.1%

CORPORATE BONDS & NOTES 0.7%
Agricultural Bank of China Ltd.
1.528% due 05/21/2018		$26,200	26,213

SOVEREIGN ISSUES 0.4%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	2,160	361
China Government International Bond
2.480% due 12/01/2020		5,000	731
3.290% due 04/18/2020		5,140	820
3.380% due 05/23/2023		700	112
4.080% due 08/22/2023		700	118
Export-Import Bank of China
3.350% due 06/18/2017		100,000	15,220

			17,362

Total China (Cost $44,765)			43,575

COLOMBIA 2.1%

CORPORATE BONDS & NOTES 1.0%
Banco de Bogota S.A.
5.000% due 01/15/2017		$10,683	10,843
Ecopetrol S.A.
4.250% due 09/18/2018		10,000	10,150
7.625% due 07/23/2019 (h)		15,930	17,483

			38,476

SOVEREIGN ISSUES 1.1%
Bogota Distrito Capital
9.750% due 07/26/2028	COP	60,000	21
Colombia Government International Bond
7.375% due 01/27/2017		$29,650	31,103
7.375% due 03/18/2019		700	794
Colombian TES
7.000% due 05/04/2022	COP	1,816,000	585

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 06/15/2016	COP	27,683,000	$9,257

			41,760

Total Colombia (Cost $86,969)			80,236

CROATIA 0.2%

SOVEREIGN ISSUES 0.2%
Croatia Government International Bond
6.250% due 04/27/2017		$8,880	9,239

Total Croatia (Cost $9,227)			9,239

CZECH REPUBLIC 3.6%

SOVEREIGN ISSUES 3.6%
Czech Republic Government International Bond
0.060% due 12/09/2020	CZK	1,500,000	63,404
0.370% due 10/27/2016		1,404,800	59,259
1.220% due 07/23/2017		500,000	21,418

Total Czech Republic (Cost $138,506)			144,081

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%
El Salvador Government International Bond
7.375% due 12/01/2019		$3,700	3,709

Total El Salvador (Cost $4,020)			3,709

HONG KONG 0.6%

CORPORATE BONDS & NOTES 0.6%
CNOOC Finance Ltd.
1.125% due 05/09/2016		$8,200	8,199
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		3,900	3,895
CNPC General Capital Ltd.
1.450% due 04/16/2016		10,200	10,200

Total Hong Kong (Cost $22,294)			22,294

INDIA 1.4%

CORPORATE BONDS & NOTES 1.4%
Export-Import Bank of India
4.000% due 08/07/2017		$27,650	28,334
HDFC Bank Ltd.
3.000% due 11/30/2016		18,200	18,357
Indian Railway Finance Corp. Ltd.
3.417% due 10/10/2017		5,000	5,108
State Bank of India
4.125% due 08/01/2017		3,900	4,008

Total India (Cost $55,530)			55,807

INDONESIA 8.1%

CORPORATE BONDS & NOTES 2.8%
Bank Negara Indonesia Persero Tbk PT
4.125% due 04/27/2017		$15,810	16,126
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		24,868	25,365
Majapahit Holding BV
7.250% due 06/28/2017		6,345	6,758
7.750% due 10/17/2016		62,017	64,188

			112,437

SOVEREIGN ISSUES 5.3%
Indonesia Government International Bond
6.875% due 03/09/2017		17,020	17,888

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	77

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 03/09/2017 (h)		$74,270	$78,058
6.875% due 01/17/2018		76,400	83,020
11.625% due 03/04/2019		24,100	30,284

			209,250

Total Indonesia (Cost $318,983)			321,687

IRELAND 0.1%

CORPORATE BONDS & NOTES 0.1%
Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		$1,600	1,616
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		2,500	2,538

Total Ireland (Cost $4,132)			4,154

ISRAEL 0.2%

CORPORATE BONDS & NOTES 0.2%
Delek & Avner Tamar Bond Ltd.
2.803% due 12/30/2016		$6,300	6,300

Total Israel (Cost $6,300)			6,300

ITALY 3.7%

SOVEREIGN ISSUES 3.7%
Italy Buoni Poliennali Del Tesoro
4.750% due 09/15/2016	EUR	126,300	146,817

Total Italy (Cost $142,142)			146,817

JERSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%
UBS Group Funding Jersey Ltd.
2.443% due 04/14/2021 (a)		$24,500	24,529

Total Jersey, Channel Islands (Cost $24,500)			24,529

KAZAKHSTAN 1.7%

CORPORATE BONDS & NOTES 1.7%
Intergas Finance BV
6.375% due 05/14/2017		$7,870	8,102
KazMunayGas National Co. JSC
9.125% due 07/02/2018		18,950	20,736
Samruk-Energy JSC
3.750% due 12/20/2017		41,600	40,221

Total Kazakhstan (Cost $70,738)			69,059

LUXEMBOURG 3.3%

CORPORATE BONDS & NOTES 3.3%
Actavis Funding SCS
1.510% due 09/01/2016		$2,600	2,603
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		700	680
4.950% due 05/23/2016		28,200	28,338
6.212% due 11/22/2016		13,100	13,420
8.146% due 04/11/2018		6,500	7,059
9.250% due 04/23/2019		13,675	15,546
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		12,800	13,040
6.299% due 05/15/2017		3,650	3,743
7.750% due 05/29/2018		3,000	3,214
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		3,800	3,870
5.180% due 06/28/2019		3,700	3,796
5.400% due 03/24/2017		12,200	12,505

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		$4,700	$4,744
6.250% due 07/26/2016		1,000	1,012
6.700% due 10/25/2017		16,430	17,231

Total Luxembourg (Cost $129,859)			130,801

MALAYSIA 0.0%

SOVEREIGN ISSUES 0.0%
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		$400	408

Total Malaysia (Cost $407)			408

MEXICO 2.6%

CORPORATE BONDS & NOTES 2.6%
America Movil S.A.B. de C.V.
1.632% due 09/12/2016		$25,000	24,992
6.000% due 06/09/2019	MXN	232,400	13,400
6.450% due 12/05/2022		140,400	7,779
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$630	0
Petroleos Mexicanos
2.640% due 07/18/2018		12,500	12,261
5.750% due 03/01/2018		42,500	44,837

			103,269

SOVEREIGN ISSUES 0.0%
Mexico Government International Bond
11.375% due 09/15/2016		140	147

Total Mexico (Cost $111,808)			103,416

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
ING Bank NV
1.754% due 03/22/2019		$24,500	24,517
Kazakhstan Temir Zholy Finance BV
7.000% due 05/11/2016		15,515	15,595
Waha Aerospace BV
3.925% due 07/28/2020		234	244

Total Netherlands (Cost $40,336)			40,356

PERU 0.2%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$6,700	6,817

Total Peru (Cost $6,808)			6,817

PHILIPPINES 0.0%

CORPORATE BONDS & NOTES 0.0%
Power Sector Assets & Liabilities Management Corp.
6.875% due 11/02/2016		$600	621

Total Philippines (Cost $618)			621

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
5.000% due 04/25/2016	PLN	2,700	725

Total Poland (Cost $963)			725

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016		$805	$824

Total Qatar (Cost $815)			824

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%
Russia Government International Bond
7.600% due 04/14/2021	RUB	3,500	49

Total Russia (Cost $114)			49

SOUTH AFRICA 0.2%

CORPORATE BONDS & NOTES 0.2%
FirstRand Bank Ltd.
4.375% due 06/09/2016		$6,600	6,656

Total South Africa (Cost $6,630)			6,656

SOUTH KOREA 2.4%

CORPORATE BONDS & NOTES 1.7%
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		$8,450	8,538
Industrial Bank of Korea
3.750% due 09/29/2016		15,185	15,383
KEB Hana Bank
4.000% due 11/03/2016		2,597	2,641
Korea Expressway Corp.
1.625% due 04/28/2017		2,300	2,305
Korea Hydro & Nuclear Power Co. Ltd.
1.398% due 05/22/2017		36,500	36,475
2.875% due 10/02/2018		700	717
Korea National Oil Corp.
4.000% due 10/27/2016		1,350	1,372
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		700	712
Shinhan Bank
4.125% due 10/04/2016		950	965

			69,108

SOVEREIGN ISSUES 0.7%
Export-Import Bank of Korea
1.492% due 09/17/2016		4,100	4,109
4.000% due 01/11/2017		4,400	4,492
Korea Development Bank
3.500% due 08/22/2017		700	720
3.875% due 05/04/2017		1,000	1,027
4.000% due 09/09/2016		1,300	1,318
Korea Housing Finance Corp.
3.500% due 12/15/2016		11,000	11,170
Korea Land & Housing Corp.
1.875% due 08/02/2017		3,000	3,012

			25,848

Total South Korea (Cost $94,941)			94,956

SPAIN 0.0%

SOVEREIGN ISSUES 0.0%
Autonomous Community of Catalonia
4.300% due 11/15/2016	EUR	200	227

Total Spain (Cost $277)			227

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SRI LANKA 0.3%

SOVEREIGN ISSUES 0.3%
Sri Lanka Government International Bond
5.125% due 04/11/2019	$11,000	$10,809

Total Sri Lanka (Cost $11,111)		10,809

TURKEY 0.9%

CORPORATE BONDS & NOTES 0.4%
Export Credit Bank of Turkey
5.875% due 04/24/2019	$4,600	4,833
Turkiye Garanti Bankasi A/S
3.124% due 04/20/2016	10,000	10,016

		14,849

SOVEREIGN ISSUES 0.5%
Turkey Government International Bond
6.750% due 04/03/2018	800	863
7.000% due 09/26/2016	8,650	8,891
7.500% due 07/14/2017	8,700	9,297

		19,051

Total Turkey (Cost $33,784)		33,900

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019	$9,437	10,087

Total United Arab Emirates (Cost $10,121)		10,087

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
Afren PLC
15.000% due 04/25/2017 ^(f)	$15,006	5,102
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)	1,200	1,119
8.000% due 08/10/2025 (e)	600	574

Total United Kingdom (Cost $16,285)		6,795

UNITED STATES 7.4%

ASSET-BACKED SECURITIES 0.1%
AFC Home Equity Loan Trust
1.213% due 02/25/2029	$185	153
Citigroup Mortgage Loan Trust, Inc.
0.493% due 07/25/2045	164	111
Credit-Based Asset Servicing and Securitization LLC
0.553% due 07/25/2037	50	30
Educational Funding Co. LLC
0.869% due 10/25/2029	2,345	2,176
GE-WMC Mortgage Securities Trust
0.473% due 08/25/2036	36	18
GSAA Trust
0.733% due 05/25/2047	417	302
GSAMP Trust
0.503% due 12/25/2036	128	65
HSI Asset Loan Obligation Trust
0.496% due 12/25/2036	50	19
JPMorgan Mortgage Acquisition Trust
0.543% due 08/25/2036	3,100	1,465
MASTR Asset-Backed Securities Trust
0.483% due 01/25/2037	274	110
Morgan Stanley Mortgage Loan Trust
0.663% due 02/25/2037	360	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Century Home Equity Loan Trust
0.613% due 05/25/2036		$486	$363
Securitized Asset-Backed Receivables LLC Trust
0.493% due 12/25/2036 ^		317	98
0.513% due 11/25/2036 ^		231	74

			5,177

CORPORATE BONDS & NOTES 5.0%
AbbVie, Inc.
1.800% due 05/14/2018		14,300	14,405
Ally Financial, Inc.
3.300% due 07/18/2016		300	301
3.500% due 07/18/2016		48,375	48,520
American Honda Finance Corp.
1.010% due 05/26/2016		100	100
Bank of America Corp.
3.958% due 10/21/2025	MXN	35,000	2,274
Bank of America N.A.
1.750% due 06/05/2018		$10,000	10,002
BellSouth Corp.
4.821% due 04/26/2021		6,800	6,817
CIT Group, Inc.
4.250% due 08/15/2017		23,425	23,896
ConAgra Foods, Inc.
0.994% due 07/21/2016		2,400	2,398
Cox Communications, Inc.
5.875% due 12/01/2016		3,983	4,098
Dell, Inc.
3.100% due 04/01/2016		9,100	9,100
Ford Motor Credit Co. LLC
4.207% due 04/15/2016		1,500	1,501
General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,900	1,904
Hyundai Capital America
3.750% due 04/06/2016		3,225	3,225
International Lease Finance Corp.
2.584% due 06/15/2016		1,000	1,001
5.750% due 05/15/2016		4,271	4,283
6.750% due 09/01/2016		2,100	2,134
iStar, Inc.
3.875% due 07/01/2016		479	479
JPMorgan Chase & Co.
2.115% due 03/01/2021		12,200	12,393
JPMorgan Chase Bank N.A.
0.962% due 06/13/2016		1,000	1,000
MGM Resorts International
6.875% due 04/01/2016		10,025	10,025
7.500% due 06/01/2016		5,700	5,750
Nissan Motor Acceptance Corp.
1.182% due 03/03/2017		3,300	3,302
Springleaf Finance Corp.
5.750% due 09/15/2016		300	302
6.900% due 12/15/2017		300	311
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017		2,000	2,062
Volkswagen Group of America Finance LLC
1.650% due 05/22/2018		400	395
Wells Fargo & Co.
1.975% due 03/04/2021		24,500	24,924

			196,902

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
0.833% due 03/25/2046		3,842	3,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
2.682% due 07/25/2034	$187	$190
Countrywide Alternative Loan Trust
2.591% due 10/25/2035 ^	113	102
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 04/20/2035	991	983
2.722% due 02/20/2036 ^	198	173
Credit Suisse First Boston Mortgage Securities Corp.
2.331% due 06/25/2033	742	726
Structured Adjustable Rate Mortgage Loan Trust
2.603% due 07/25/2034	1,727	1,716

		6,975

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
1.522% due 06/01/2043 - 07/01/2044	316	323
2.217% due 11/01/2035	37	39
2.378% due 09/01/2035	83	88
2.519% due 08/01/2035	19	19
2.527% due 10/01/2035	14	15
2.580% due 09/01/2035	33	35
2.787% due 11/01/2035	137	146
Freddie Mac
0.713% due 09/25/2031	155	153
2.473% due 08/01/2035	16	17
5.000% due 10/01/2033 - 12/01/2041	1,633	1,816

		2,651

U.S. TREASURY OBLIGATIONS 2.0%
U.S. Treasury Bonds
3.000% due 11/15/2045 (j)	75,000	81,000

Total United States (Cost $289,636)		292,705

VIRGIN ISLANDS (BRITISH) 1.2%

CORPORATE BONDS & NOTES 1.2%
Cheung Kong Infrastructure Finance BVI Ltd.
1.323% due 06/20/2017	$8,400	8,373
Rosneft Finance S.A.
6.625% due 03/20/2017	9,500	9,798
7.500% due 07/18/2016	9,800	9,946
7.875% due 03/13/2018	16,350	17,535

Total Virgin Islands (British) (Cost $45,664)		45,652

SHORT-TERM INSTRUMENTS 8.3%

COMMERCIAL PAPER 3.5%
Baxalta, Inc.
1.100% due 04/06/2016	$39,200	39,197
HP, Inc.
0.970% due 04/04/2016	19,600	19,600
0.980% due 04/04/2016	19,600	19,599
Hyundai Capital America
0.920% due 05/09/2016	14,700	14,692
NiSource Finance Corp.
0.930% due 04/06/2016	29,400	29,398
Volvo Group Treasury N.A.
0.870% due 04/19/2016	19,600	19,595

		142,081

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	79

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 0.1%
			$3,371

CZECH REPUBLIC TREASURY BILLS 1.0%
(0.231)% due 04/15/2016 - 09/30/2016 (b)(c)	CZK	924,000	38,890

MEXICO TREASURY BILLS 3.5%
3.515% due 04/28/2016 - 05/26/2016 (b)(c)	MXN	2,392,500	137,810

U.S. TREASURY BILLS 0.2%
0.205% due 04/07/2016 - 04/28/2016 (b)(c)(l)		$6,254	6,253

Total Short-Term Instruments (Cost $335,308)			328,405

Total Investments in Securities (Cost $3,111,447)			3,054,892

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 24.2%

SHORT-TERM INSTRUMENTS 24.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.2%
PIMCO Short-Term Floating NAV Portfolio III	97,160,698	$960,045

Total Short-Term Instruments (Cost $959,698)		960,045

Total Investments in Affiliates (Cost $959,698)		960,045

Total Investments 101.4% (Cost $4,071,145)		$4,014,937

Financial Derivative Instruments (i)(k) 6.4% (Cost or Premiums, net $(7,973))		254,749

Other Assets and Liabilities, net (7.8%)		(308,509)

Net Assets 100.0%		$3,961,177

SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2016	04/30/2015	$ 14,485	$5,102	0.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$3,371	U.S. Treasury Notes 2.250% due 07/31/2021	$(3,441)	$3,371	$3,371

Total Repurchase Agreements						$(3,441)	$3,371	$3,371

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BRC	(0.500)%	01/22/2016	TBD	(2)	$(3,787)	$(3,791)
	(0.500)	03/11/2016	TBD	(2)	(4,447)	(4,448)
CFR	(0.750)	02/17/2016	TBD	(2)	(8,599)	(8,607)
JML	(0.750)	03/08/2016	04/21/2016		(2,161)	(2,162)
	(0.250)	01/06/2016	04/21/2016		(3,148)	(3,150)

Total Reverse Repurchase Agreements						$(22,158)

(2)	Open maturity reverse repurchase agreements.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(10,981) at a weighted average interest rate of (0.204)%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac, TBA	5.000%	04/13/2046	$ 13,000	$(14,271)	$(14,292)
Freddie Mac, TBA	6.000	04/13/2046	2,000	(2,263)	(2,268)

Total Short Sales				$(16,534)	$(16,560)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $23,319 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BRC	$0	$(8,239)	$0	$(8,239)	$8,624	$385
CFR	0	(8,607)	0	(8,607)	8,440	(167)
JML	0	(5,312)	0	(5,312)	5,297	(15)
SSB	3,371	0	0	3,371	(3,441)	(70)

Total Borrowings and Other Financing Transactions	$3,371	$(22,158)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(5,312)	$0	$(13,055)	$(18,367)
Sovereign Issues	0	0	0	(3,791)	(3,791)

Total Borrowings	$0	$(5,312)	$0	$(16,846)	$(22,158)

Gross amount of recognized liabilities for reverse repurchase agreements					$(22,158)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	1-Year BRL-CDI	13.750%	01/02/2017	BRL 1,000	$0	$0	$0	$0
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$ 961,200	(15,057)	(10,476)	0	(156)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	64,300	(9,307)	(7,485)	0	(454)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046	3,200	(239)	(102)	0	(22)

					$(24,603)	$(18,063)	$0	$(632)

Total Swap Agreements					$(24,603)	$(18,063)	$0	$(632)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	81

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $8,692 and cash of $371 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(632)	$(632)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2016	$		16,968		IDR	234,034,378	$733	$0

BOA	04/2016		BRL	407,350	$		104,908	307	(8,689)
	04/2016		CLP	1,126,432			1,572	0	(109)
	04/2016	$		110,851		BRL	407,350	2,439	0
	05/2016		CNY	10,556	$		1,612	0	(17)
	05/2016		INR	1,007,609			14,770	0	(332)
	05/2016		KRW	1,808,654			1,545	0	(32)
	05/2016		MXN	85,484			4,858	0	(69)
	05/2016		SGD	4,702			3,441	0	(47)
	05/2016	$		261,123		CNY	1,754,355	9,676	0
	05/2016			4,195		INR	285,667	87	0
	05/2016			186,844		PLN	755,643	15,556	0
	05/2016			1,440		TWD	48,312	63	0
	05/2016		ZAR	870,449	$		56,006	0	(2,445)
	07/2016		BRL	122,000			32,404	0	(679)
	01/2017	$		48,969		BRL	212,378	5,743	0

BPS	04/2016		BRL	407,047	$		106,532	278	(6,952)
	04/2016		COP	87,434,100			28,929	0	(211)
	04/2016	$		111,839		BRL	407,047	1,894	(528)
	04/2016			28,620		COP	87,434,100	520	0
	05/2016		BRL	35,739	$		9,802	0	(58)
	05/2016		RUB	273,417			3,924	0	(98)
	05/2016	$		4,901		BRL	17,901	38	0
	05/2016			925		INR	62,946	18	0
	05/2016			151,710		MYR	660,395	18,598	0
	06/2016		COP	211,866,647	$		67,291	0	(2,946)
	07/2016		BRL	975,599			243,231	0	(21,324)
	09/2016		CNH	21,700			3,288	0	(43)
	10/2016		ARS	73,100			4,351	57	0
	10/2016		BRL	70,100			16,716	0	(1,788)
	10/2016	$		19,370		BRL	84,260	2,873	0
	11/2016		ARS	121,680	$		7,176	44	0
	01/2017		BRL	260,700			60,607	0	(6,554)
	01/2017	$		73,448		BRL	319,023	8,737	0
	07/2017		BRL	138,000	$		46,920	12,970	0

BRC	04/2016		CLP	19,504,530			28,620	0	(496)
	04/2016	$		57,511		CLP	39,023,370	726	0
	05/2016		CNY	15,683	$		2,395	0	(26)
	05/2016		INR	182,783			2,712	0	(28)
	05/2016		MXN	70,130			4,000	0	(42)
	05/2016		MYR	49,272			11,504	0	(1,203)
	05/2016	$		29,501		CNY	197,951	1,054	0
	05/2016			18,251		IDR	241,460,730	11	0
	06/2016			45,999		COP	155,453,231	5,536	0
	06/2016			23,433		PEN	83,177	1,464	0
	09/2016		CNH	158,718	$		24,090	0	(276)

CBK	04/2016		BRL	30,652			8,361	0	(164)
	04/2016		CZK	214,308			8,826	0	(192)
	04/2016	$		8,574		BRL	30,652	22	(71)

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		CAD	637	$		460	$0	$(30)
	05/2016		CHF	484			499	0	(5)
	05/2016		MXN	32,495			1,856	0	(17)
	05/2016		PLN	199,770			51,370	0	(2,139)
	05/2016		RUB	210,533			3,038	0	(59)
	05/2016		SGD	1,769			1,299	0	(13)
	05/2016	$		3,347		EUR	3,008	80	0
	05/2016			31,614		ILS	122,535	1,034	0
	05/2016			158,162		INR	10,780,327	3,414	0
	05/2016			27,967		MXN	495,994	622	0
	05/2016			7,123		RUB	512,315	413	0
	05/2016			287,749		SGD	402,602	10,877	0
	05/2016			5,915		THB	207,617	0	(20)
	05/2016			19,175		TRY	57,209	864	0
	05/2016		ZAR	19,915	$		1,332	0	(5)
	06/2016		COP	1,407,120			451	0	(15)
	06/2016	$		16,376		COP	56,120,577	2,229	0
	10/2016		BRL	69,600	$		16,383	0	(1,990)
	10/2016		CZK	677,482			27,192	0	(1,512)
	10/2016	$		2,500		ARS	44,500	114	0
	11/2016			6,760			121,680	371	0
	03/2017			3,487		RUB	255,493	24	0

DUB	04/2016		BRL	723,868	$		186,136	0	(15,181)
	04/2016		MXN	797,787			49,725	3,652	0
	04/2016	$		193,770		BRL	723,868	7,757	(210)
	04/2016			5,000		CNY	29,900	0	(376)
	04/2016			109,627		RUB	8,451,180	15,762	0
	05/2016		BRL	53,592	$		14,703	0	(83)
	05/2016		KRW	4,628,739			3,741	0	(294)
	05/2016	$		11,762		BRL	42,226	0	(112)
	05/2016			95,446		CNY	640,731	3,456	0
	05/2016			18,038		IDR	245,141,816	502	0
	05/2016			8,175		INR	556,309	163	0
	05/2016			107,348		THB	3,823,730	1,216	0
	07/2016		BRL	38,500	$		8,983	0	(1,457)
	07/2016	$		103,866		BRL	416,450	9,064	0
	10/2016		BRL	133,395	$		36,694	1,481	0
	01/2017			217,386			48,475	0	(7,527)
	07/2017	$		75,650		BRL	347,763	9,904	0
	01/2018		BRL	15,038	$		2,937	0	(588)

FBF	04/2016			516,479			144,120	1,073	(592)
	04/2016	$		129,103		BRL	516,479	14,537	0
	05/2016		THB	42,865	$		1,219	5	(3)
	05/2016	$		193,160		MXN	3,470,234	6,863	0
	10/2016		BRL	498,905	$		118,154	0	(13,546)
	10/2016	$		4,736		ARS	84,301	217	0
	01/2018		BRL	43,850	$		8,770	0	(1,509)

GLM	04/2016			2,025,193			568,169	5,255	(321)
	04/2016		CLP	42,667,000			60,268	0	(3,390)
	04/2016	$		515,327		BRL	2,025,193	47,907	0
	05/2016		AUD	52,170	$		39,909	0	(10)
	05/2016		HUF	5,701,017			19,420	0	(1,232)
	05/2016		KRW	30,150,746			24,380	0	(1,906)
	05/2016		MXN	1,544,630			92,620	3,636	0
	05/2016		MYR	2,703			671	0	(26)
	05/2016		PLN	76,188			19,782	0	(625)
	05/2016	$		53,644		BRL	195,314	243	0
	05/2016			36,300		JPY	4,216,827	1,209	0
	05/2016			167,044		MXN	2,992,437	5,439	0
	05/2016			19,441		TRY	57,394	664	0
	06/2016			13,430		COP	45,030,790	1,498	0
	06/2016			6,926		PEN	24,697	467	0
	07/2016		BRL	246,600	$		65,883	0	(988)
	09/2016	$		22,862		CNH	156,424	1,152	0
	10/2016		BRL	84,134	$		19,370	0	(2,839)
	01/2017			200,571			48,970	0	(2,700)

HUS	04/2016			236,807			66,539	680	0
	04/2016		CZK	7,922			328	0	(5)
	04/2016	$		58,761		BRL	236,807	7,098	0
	04/2016			118,837		RUB	9,205,450	17,744	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	83

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		CNY	9,714	$		1,493	$0	$(6)
	05/2016		HKD	14,220			1,825	0	(8)
	05/2016		INR	114,237			1,700	0	(12)
	05/2016		KRW	1,918,421			1,553	0	(119)
	05/2016		THB	32,829			927	0	(5)
	05/2016	$		8,337		HUF	2,358,789	207	0
	05/2016			1,234		IDR	16,264,120	0	(4)
	05/2016			5,426		ILS	20,467	27	0
	05/2016			1,380		RON	5,578	41	0
	06/2016		COP	2,066,574	$		669	0	(16)
	07/2016		BRL	451,386			111,000	0	(11,403)
	07/2016		CNH	264,915			39,510	0	(1,298)
	07/2016	$		39,510		CNY	265,112	1,298	0
	09/2016		CNH	95,703	$		14,520	0	(172)
	09/2016		CZK	261,393			10,895	0	(161)
	10/2016			444,601			18,177	0	(660)
	01/2017		BRL	255,229			58,761	0	(6,990)

IND	04/2016	$		38,671		CLP	26,500,463	867	0

JPM	04/2016		BRL	779,562	$		226,061	11,243	(1,989)
	04/2016		CLP	4,305,397			6,074	0	(350)
	04/2016		CZK	640,000			25,572	0	(1,363)
	04/2016	$		195,947		BRL	779,562	20,970	(110)
	04/2016			6,076		CLP	4,119,710	71	0
	05/2016		HUF	2,775,314	$		9,929	0	(124)
	05/2016		IDR	31,205,691			2,326	0	(34)
	05/2016		INR	123,185			1,822	0	(24)
	05/2016		KRW	4,378,198			3,757	0	(60)
	05/2016		MYR	6,567			1,631	0	(62)
	05/2016		TRY	6,637			2,278	0	(46)
	05/2016		TWD	19,467			603	0	(3)
	05/2016	$		90,843		BRL	333,339	1,126	0
	05/2016			19,664		HUF	5,487,068	211	0
	05/2016			370,585		KRW	445,906,441	18,161	0
	05/2016			84,903		TRY	252,746	3,631	0
	05/2016			132,242		TWD	4,369,274	3,692	0
	05/2016			134,570		ZAR	1,970,138	0	(2,119)
	05/2016		ZAR	218,276	$		13,964	0	(693)
	06/2016		COP	18,816,764			6,076	0	(162)
	07/2016		BRL	13,500			3,609	0	(52)
	09/2016		CNH	361,421			54,720	0	(736)
	10/2016		BRL	388,400			97,441	0	(5,088)
	10/2016		CZK	288,663			11,944	0	(286)
	01/2017		BRL	634,930			146,907	0	(16,661)
	07/2017			177,000			60,020	16,476	0

MSB	04/2016			1,686,882			458,635	4,155	(14,665)
	04/2016		CLP	16,102,178			22,885	0	(1,139)
	04/2016		RUB	447,817			6,427	0	(217)
	04/2016	$		473,990		BRL	1,686,882	0	(4,844)
	04/2016			98,262		RUB	7,618,757	14,777	0
	05/2016		HUF	1,122,321	$		3,991	0	(75)
	05/2016		TWD	51,593			1,586	0	(19)
	05/2016	$		259,875		BRL	945,527	998	0
	05/2016			31,308		HUF	8,843,510	725	0
	05/2016			93,660		PLN	375,154	6,825	0
	05/2016		ZAR	15,120	$		965	0	(50)
	06/2016		COP	1,390,170			447	0	(14)
	06/2016	$		44,033		COP	148,566,591	5,219	0
	06/2016			6,326		RUB	447,817	221	0
	07/2016			99,561		BRL	408,350	11,172	0

NGF	05/2016		MYR	74,226	$		17,426	0	(1,716)
	05/2016	$		17,426		MYR	74,235	1,718	0

SCX	04/2016		BRL	234,574	$		58,761	0	(6,477)
	04/2016		RUB	1,261,573			18,585	0	(132)
	04/2016	$		65,912		BRL	234,574	0	(674)
	05/2016		EUR	29,146	$		32,438	0	(766)
	05/2016		PLN	13,783			3,623	0	(69)
	05/2016	$		7,761		IDR	106,632,377	304	0
	05/2016			18,370		THB	651,217	119	0
	05/2016			28,340		ZAR	421,400	0	(10)

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		ZAR	11,133	$		752	$3	$0
	06/2016	$		18,292		RUB	1,261,573	150	0
	09/2016		EUR	132,302	$		146,482	0	(4,877)
	10/2016		CNH	127,215			19,515	29	(3)
	01/2017			267,917			39,510	0	(1,335)
	01/2017	$		58,761		BRL	252,966	6,407	0
	01/2017			3,410		CNH	23,442	164	0
	01/2017			39,510		CNY	268,510	1,286	0

SOG	04/2016		CLP	362,080	$		505	0	(35)
	04/2016	$		71,890		CLP	51,149,871	4,425	0
	05/2016			6,400		THB	228,150	78	0
	09/2016		CZK	23,053	$		965	0	(9)

UAG	04/2016		BRL	306,080			75,650	0	(9,475)
	04/2016	$		86,004		BRL	306,080	0	(879)
	04/2016			29,531		RUB	2,306,682	4,693	0
	05/2016		KRW	8,404,384	$		6,845	0	(482)
	05/2016		MYR	33,417			7,992	0	(626)
	05/2016	$		98,184		IDR	1,351,500,000	4,033	0
	05/2016			230,462		INR	16,040,157	9,948	0
	05/2016			43,125		PHP	2,071,084	1,840	0
	05/2016			17,388		TRY	51,545	667	0
	07/2017		BRL	393,400	$		134,549	37,768	0
	07/2017	$		75,650		BRL	348,141	9,997	0

Total Forward Foreign Currency Contracts								$483,872	$(216,148)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC USD versus RUB	RUB	63.150	03/30/2017	$23,000	$759	$787

GLM	Call - OTC USD versus ILS	ILS	4.080	08/01/2016	31,000	304	46

HUS	Call - OTC USD versus CNH	CNH	6.550	09/19/2016	30,980	812	547

SOG	Put - OTC USD versus RUB	RUB	65.000	03/14/2017	24,000	843	1,013

						$2,718	$2,393

Total Purchased Options						$2,718	$2,393

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,170.000	05/13/2016	$16,200	$(114)	$(463)
	Put - OTC USD versus KRW		1,170.000	05/16/2016	15,300	(108)	(444)

BPS	Put - OTC USD versus BRL	BRL	4.000	01/27/2017	18,900	(574)	(1,646)
	Call - OTC USD versus BRL		5.250	01/27/2017	18,900	(567)	(266)
	Call - OTC USD versus KRW	KRW	1,275.000	05/13/2016	16,200	(162)	(6)

BRC	Call - OTC USD versus KRW		1,282.000	05/16/2016	15,100	(152)	(5)

CBK	Call - OTC USD versus RUB	RUB	95.500	03/30/2017	23,000	(759)	(731)

FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	48,705	(2,681)	(1,469)
	Call - OTC USD versus BRL		5.500	03/01/2018	24,484	(1,677)	(1,282)

GLM	Call - OTC USD versus BRL		4.600	08/03/2016	30,800	(744)	(191)
	Call - OTC USD versus CNH	CNH	7.050	12/08/2016	21,130	(295)	(194)
	Put - OTC USD versus ILS	ILS	3.831	08/01/2016	31,000	(304)	(976)

HUS	Put - OTC USD versus CNH	CNH	6.370	09/19/2016	30,980	(205)	(249)
	Call - OTC USD versus CNH		7.000	09/19/2016	61,950	(833)	(386)

JPM	Call - OTC USD versus CNH		7.050	12/08/2016	46,730	(644)	(430)
	Call - OTC USD versus INR	INR	68.500	06/15/2016	31,020	(417)	(164)
	Put - OTC USD versus INR		68.500	06/15/2016	31,020	(416)	(861)
	Call - OTC USD versus KRW	KRW	1,250.000	05/03/2016	30,800	(351)	(10)

NGF	Call - OTC USD versus CNH	CNH	7.000	10/31/2016	33,800	(413)	(272)

SOG	Call - OTC USD versus RUB	RUB	102.450	03/14/2017	24,000	(844)	(543)

						$(12,260)	$(10,588)

Total Written Options						$(12,260)	$(10,588)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	85

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$293,479	EUR	117,008	$(6,063)
Sales	3,111,732		891,800	(48,638)
Closing Buys	(777,329)		(608,408)	20,564
Expirations	(1,408,570)		(341,900)	14,328
Exercised	(649,293)		(58,500)	7,549

Balance at End of Period	$570,019	EUR	0	$(12,260)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2017	0.851%	$	3,100	$(14)	$23	$9	$0
	Colombia Government International Bond	1.000	06/20/2019	1.326		1,300	(3)	(10)	0	(13)
	Russia Government International Bond	1.000	09/20/2016	0.570		11,800	(157)	185	28	0
	South Africa Government International Bond	1.000	12/20/2017	1.194		9,400	(125)	97	0	(28)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	5,800	(49)	64	15	0

BPS	Volkswagen International Finance NV	1.000	12/20/2016	0.734		1,100	(4)	7	3	0

BRC	Brazil Government International Bond	1.000	12/20/2016	0.629	$	5,700	(25)	42	17	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		4,400	19	(63)	0	(44)
	Kazakhstan Government International Bond	1.000	09/20/2016	0.599		900	(7)	9	2	0
	Russia Government International Bond	1.000	09/20/2016	0.570		3,700	(68)	77	9	0
	Russia Government International Bond	1.000	06/20/2017	0.726		7,100	(42)	68	26	0
	South Africa Government International Bond	1.000	12/20/2017	1.194		7,100	(108)	87	0	(21)

CBK	Brazil Government International Bond	1.000	12/20/2016	0.629		15,000	(247)	292	45	0

DUB	Brazil Government International Bond	1.000	12/20/2016	0.629		6,300	(80)	99	19	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		11,100	(27)	(84)	0	(111)

FBF	Volkswagen International Finance NV	1.000	12/20/2017	1.033	EUR	1,200	(14)	14	0	0

GST	Brazil Government International Bond	1.000	12/20/2016	0.629	$	3,400	(45)	55	10	0
	Chile Government International Bond	1.000	09/20/2020	0.793		7,000	19	46	65	0
	Colombia Government International Bond	1.000	09/20/2016	0.362		6,800	(10)	33	23	0
	Colombia Government International Bond	1.000	12/20/2017	0.851		6,500	(40)	59	19	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		4,100	20	(61)	0	(41)
	Russia Government International Bond	1.000	09/20/2016	0.570		900	(19)	21	2	0
	Russia Government International Bond	1.000	12/20/2017	1.176		7,200	(120)	100	0	(20)

HUS	Brazil Government International Bond	1.000	09/20/2016	0.596		3,600	1	7	8	0
	Colombia Government International Bond	1.000	12/20/2016	0.421		7,200	(4)	36	32	0
	Kazakhstan Government International Bond	1.000	09/20/2016	0.599		2,100	(18)	23	5	0

JPM	Brazil Government International Bond	1.000	09/20/2016	0.596		1,600	0	4	4	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		1,700	(19)	24	5	0

MYC	Export-Import Bank of China	1.000	09/20/2016	0.397		1,000	(27)	30	3	0
	Qatar Government International Bond	1.000	06/20/2016	0.203		2,000	3	1	4	0

NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.502		1,000	(26)	1	0	(25)

							$(1,236)	$1,286	$353	$(303)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	8,100	$(6)	$(188)	$0	$(194)
	Pay	1-Year BRL-CDI	8.910	01/02/2017		44,900	6	(1,159)	0	(1,153)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		23,200	(37)	(260)	0	(297)

BPS	Pay	1-Year BRL-CDI	15.740	10/03/2016		744,800	70	2,214	2,284	0
	Pay	1-Year BRL-CDI	8.485	01/02/2017		8,600	43	(291)	0	(248)
	Pay	1-Year BRL-CDI	13.290	01/02/2018		500	0	(1)	0	(1)
	Receive	1-Year BRL-CDI	15.500	01/02/2018		62,200	(511)	21	0	(490)
	Pay	1-Year BRL-CDI	15.960	01/02/2019		197,700	2,314	(3)	2,311	0
	Pay	1-Year BRL-CDI	12.055	01/04/2021		29,400	(14)	(423)	0	(437)
	Pay	1-Year BRL-CDI	12.850	01/04/2021		120,950	(568)	(15)	0	(583)
	Receive	1-Year BRL-CDI	13.405	01/04/2021		68,000	170	0	170	0
	Pay	1-Year BRL-CDI	15.590	01/04/2021		57,100	78	721	799	0
	Receive	1-Year BRL-CDI	16.150	01/04/2021		110,300	6	(1,926)	0	(1,920)

CBK	Pay	1-Year BRL-CDI	12.180	01/02/2018		76,200	(269)	(411)	0	(680)
	Pay	1-Year BRL-CDI	13.345	01/04/2021		26,600	(406)	305	0	(101)

DUB	Pay	1-Year BRL-CDI	15.740	10/03/2016		33,500	3	100	103	0
	Pay	1-Year BRL-CDI	9.210	01/02/2017		49,300	0	(1,155)	0	(1,155)
	Pay	1-Year BRL-CDI	15.230	01/02/2017		108,900	5	389	394	0
	Receive	1-Year BRL-CDI	13.000	01/02/2018		133,000	(14)	548	534	0
	Pay	1-Year BRL-CDI	13.290	01/02/2018		274,500	(148)	(224)	0	(372)
	Receive	1-Year BRL-CDI	13.730	01/02/2018		397,600	1,437	(1,333)	104	0
	Pay	1-Year BRL-CDI	12.850	01/04/2021		46,830	94	(320)	0	(226)
	Receive	1-Year BRL-CDI	13.310	01/04/2021		50,700	0	207	207	0
	Pay	1-Year BRL-CDI	12.285	01/02/2025		67,500	0	(1,333)	0	(1,333)
	Pay	1-Year BRL-CDI	14.480	01/02/2025		3,500	21	(4)	17	0

GLM	Pay	1-Year BRL-CDI	12.230	01/04/2021		37,000	(27)	(447)	0	(474)
	Pay	1-Year BRL-CDI	12.850	01/04/2021		72,600	168	(518)	0	(350)
	Pay	1-Year BRL-CDI	14.480	01/02/2025		2,000	0	10	10	0

HUS	Pay	1-Year BRL-CDI	14.250	05/02/2016		2,377,000	76	76	152	0
	Receive	1-Year BRL-CDI	15.510	07/01/2016		1,800	(1)	(4)	0	(5)
	Receive	1-Year BRL-CDI	12.360	01/02/2018		40,700	529	(231)	298	0
	Pay	1-Year BRL-CDI	12.800	01/04/2021		61,300	(136)	(406)	0	(542)
	Pay	1-Year BRL-CDI	13.750	01/04/2021		135,000	0	0	0	0
	Receive	1-Year BRL-CDI	16.150	01/04/2021		97,300	38	(1,732)	0	(1,694)
	Pay	1-Year BRL-CDI	13.740	01/02/2025		17,000	1	(42)	0	(41)
	Pay	1-Year BRL-CDI	14.480	01/02/2025		140,000	349	322	671	0
	Pay	3-Month ZAR-JIBAR	7.500	06/19/2023	ZAR	31,000	(52)	(63)	0	(115)

JPM	Receive	1-Year BRL-CDI	11.610	01/02/2018	BRL	6,000	66	8	74	0
	Receive	1-Year BRL-CDI	13.000	01/02/2018		308,200	0	1,239	1,239	0
	Receive	1-Year BRL-CDI	14.720	01/02/2018		10,130	(54)	9	0	(45)

MYC	Pay	1-Year BRL-CDI	13.375	01/02/2018		216,500	0	(422)	0	(422)
	Pay	1-Year BRL-CDI	12.230	01/04/2021		13,800	(21)	(156)	0	(177)
	Receive	1-Year BRL-CDI	13.320	01/04/2021		129,100	0	516	516	0

SOG	Pay	28-Day MXN-TIIE	4.310	08/30/2016	MXN	100,000	0	4	4	0

UAG	Pay	1-Year BRL-CDI	12.360	01/02/2018	BRL	140,560	(405)	(625)	0	(1,030)

							$2,805	$(7,003)	$9,887	$(14,085)

Total Swap Agreements							$1,569	$(5,717)	$10,240	$(14,388)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $5,149 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$733	$0	$0	$733	$0	$0	$0	$0	$733	$(490)	$243
BOA	33,871	0	52	33,923	(12,419)	(907)	(1,685)	(15,011)	18,912	(16,058)	2,854
BPS	46,027	0	5,567	51,594	(40,502)	(1,918)	(3,679)	(46,099)	5,495	(5,800)	(305)
BRC	8,791	0	54	8,845	(2,071)	(5)	(65)	(2,141)	6,704	(5,330)	1,374

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	87

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
CBK	$20,064	$787	$45	$20,896	$(6,232)	$(731)	$(781)	$(7,744)	$13,152	$(14,250)	$(1,098)
DUB	52,957	0	1,378	54,335	(25,828)	0	(3,197)	(29,025)	25,310	(30,110)	(4,800)
FBF	22,695	0	0	22,695	(15,650)	(2,751)	0	(18,401)	4,294	(2,377)	1,917
GLM	67,470	46	10	67,526	(14,037)	(1,361)	(824)	(16,222)	51,304	(43,750)	7,554
GST	0	0	119	119	0	0	(61)	(61)	58	0	58
HUS	27,095	547	1,166	28,808	(20,859)	(635)	(2,397)	(23,891)	4,917	(3,748)	1,169
IND	867	0	0	867	0	0	0	0	867	(680)	187
JPM	75,581	0	1,322	76,903	(29,962)	(1,465)	(45)	(31,472)	45,431	(45,410)	21
MSB	44,092	0	0	44,092	(21,023)	0	0	(21,023)	23,069	(27,900)	(4,831)
MYC	0	0	523	523	0	0	(599)	(599)	(76)	(160)	(236)
NGF	1,718	0	0	1,718	(1,716)	(272)	(25)	(2,013)	(295)	512	217
SCX	8,462	0	0	8,462	(14,343)	0	0	(14,343)	(5,881)	4,637	(1,244)
SOG	4,503	1,013	4	5,520	(44)	(543)	0	(587)	4,933	(4,300)	633
UAG	68,946	0	0	68,946	(11,462)	0	(1,030)	(12,492)	56,454	(56,423)	31

Total Over the Counter	$483,872	$2,393	$10,240	$496,505	$(216,148)	$(10,588)	$(14,388)	$(241,124)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$483,872	$0	$483,872
Purchased Options	0	0	0	2,393	0	2,393
Swap Agreements	0	353	0	0	9,887	10,240

	$0	$353	$0	$486,265	$9,887	$496,505

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$632	$632

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$216,148	$0	$216,148
Written Options	0	0	0	10,588	0	10,588
Swap Agreements	0	303	0	0	14,085	14,388

	$0	$303	$0	$226,736	$14,085	$241,124

	$0	$303	$0	$226,736	$14,717	$241,756

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(7,191)	$(7,191)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(153,405)	$0	$(153,405)
Purchased Options	0	0	719	(1,386)	0	(667)
Written Options	0	0	1,024	18,567	0	19,591
Swap Agreements	0	2,830	0	0	(7,624)	(4,794)

	$0	$2,830	$1,743	$(136,224)	$(7,624)	$(139,275)

	$0	$2,830	$1,743	$(136,224)	$(14,815)	$(146,466)

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(11,550)	$(11,550)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,817	$0	$21,817
Purchased Options	0	0	(1,489)	(784)	0	(2,273)
Written Options	0	0	(1,020)	3,254	0	2,234
Swap Agreements	0	4,016	0	0	(1,011)	3,005

	$0	$4,016	$(2,509)	$24,287	$(1,011)	$24,783

	$0	$4,016	$(2,509)	$24,287	$(12,561)	$13,233

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$506	$0	$506
Brazil
Corporate Bonds & Notes	0	237,532	0	237,532
Sovereign Issues	0	654,938	0	654,938
Cayman Islands
Asset-Backed Securities	0	617	0	617
Corporate Bonds & Notes	0	86,694	4,208	90,902
Chile
Corporate Bonds & Notes	0	24,701	0	24,701
China
Corporate Bonds & Notes	0	26,213	0	26,213
Sovereign Issues	0	17,362	0	17,362
Colombia
Corporate Bonds & Notes	0	38,476	0	38,476
Sovereign Issues	0	41,760	0	41,760
Croatia
Sovereign Issues	0	9,239	0	9,239
Czech Republic
Sovereign Issues	0	144,081	0	144,081
El Salvador
Sovereign Issues	0	3,709	0	3,709
Hong Kong
Corporate Bonds & Notes	0	22,294	0	22,294
India
Corporate Bonds & Notes	0	55,807	0	55,807
Indonesia
Corporate Bonds & Notes	0	112,437	0	112,437
Sovereign Issues	0	209,250	0	209,250
Ireland
Corporate Bonds & Notes	0	4,154	0	4,154
Israel
Corporate Bonds & Notes	0	6,300	0	6,300
Italy
Sovereign Issues	0	146,817	0	146,817
Jersey, Channel Islands
Corporate Bonds & Notes	0	24,529	0	24,529
Kazakhstan
Corporate Bonds & Notes	0	69,059	0	69,059
Luxembourg
Corporate Bonds & Notes	0	130,801	0	130,801
Malaysia
Sovereign Issues	0	408	0	408
Mexico
Corporate Bonds & Notes	0	103,269	0	103,269
Sovereign Issues	0	147	0	147
Netherlands
Corporate Bonds & Notes	0	40,356	0	40,356
Peru
Corporate Bonds & Notes	0	6,817	0	6,817

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Philippines
Corporate Bonds & Notes	$0	$621	$0	$621
Poland
Sovereign Issues	0	725	0	725
Qatar
Corporate Bonds & Notes	0	824	0	824
Russia
Sovereign Issues	0	49	0	49
South Africa
Corporate Bonds & Notes	0	6,656	0	6,656
South Korea
Corporate Bonds & Notes	0	69,108	0	69,108
Sovereign Issues	0	25,848	0	25,848
Spain
Sovereign Issues	0	227	0	227
Sri Lanka
Sovereign Issues	0	10,809	0	10,809
Turkey
Corporate Bonds & Notes	0	14,849	0	14,849
Sovereign Issues	0	19,051	0	19,051
United Arab Emirates
Corporate Bonds & Notes	0	10,087	0	10,087
United Kingdom
Corporate Bonds & Notes	0	1,693	5,102	6,795
United States
Asset-Backed Securities	0	5,177	0	5,177
Corporate Bonds & Notes	0	196,902	0	196,902
Non-Agency Mortgage-Backed Securities	0	6,975	0	6,975
U.S. Government Agencies	0	2,651	0	2,651
U.S. Treasury Obligations	0	81,000	0	81,000
Virgin Islands (British)
Corporate Bonds & Notes	0	45,652	0	45,652
Short-Term Instruments
Commercial Paper	0	142,081	0	142,081
Repurchase Agreements	0	3,371	0	3,371
Czech Republic Treasury Bills	0	38,890	0	38,890
Mexico Treasury Bills	0	137,810	0	137,810
U.S. Treasury Bills	0	6,253	0	6,253
	$0	$3,045,582	$9,310	$3,054,892

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$960,045	$0	$0	$960,045

Total Investments	$960,045	$3,045,582	$9,310	$4,014,937

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	89

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

March 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,560)	$0	$(16,560)

Financial Derivative Instruments - Assets
Over the counter	$0	$496,505	$0	$496,505

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(632)	$0	$(632)
Over the counter	0	(241,124)	0	(241,124)
	$0	$(241,756)	$0	$(241,756)

Totals	$960,045	$3,283,771	$9,310	$4,253,126

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

March 31, 2016

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$507

Total Short-Term Instruments (Cost $507)		507

Total Investments in Securities (Cost $507)		507

	SHARES
INVESTMENTS IN AFFILIATES 102.2%

UNITED STATES 98.8%

MUTUAL FUNDS (a) 98.8%
PIMCO Emerging Local Bond Fund	25,462,602	183,586

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Bond Fund	7,420,956	$71,983
PIMCO Emerging Markets Corporate Bond Fund	8,998,492	88,455

Total United States (Cost $378,844)		344,024

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%
PIMCO Short-Term Floating NAV Portfolio III	1,192,937	11,787

Total Short-Term Instruments (Cost $11,784)		11,787

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $390,628)	$355,811

Total Investments 102.3% (Cost $391,135)	$356,318

Other Assets and Liabilities, net (2.3%)	(8,153)

Net Assets 100.0%	$348,165

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$507	U.S. Treasury Notes 3.750% due 11/15/2018	$(518)	$507	$507

Total Repurchase Agreements						$(518)	$507	$507

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$507	$0	$0	$507	$(518)	$(11)

Total Borrowings and Other Financing Transactions	$507	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	91

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)

March 31, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$11	$0	$0	$0	$11

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$19	$0	$0	$0	$19

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$507	$0	$507
	$0	$507	$0	$507

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
United States
Mutual Funds	$344,024	$0	$0	$344,024
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,787	0	0	11,787
	$355,811	$0	$0	$355,811

Total Investments	$355,811	$507	$0	$356,318

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged)

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.9%

AUSTRALIA 1.2%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Puma SE
2.993% due 05/13/2045	AUD	4,107	$3,120
Superannuation Members Home Loan Securitisation Fund
3.595% due 09/09/2041		73	57

			3,177

SOVEREIGN ISSUES 0.9%
New South Wales Treasury Corp.
4.000% due 05/20/2026		3,400	2,911
6.000% due 02/01/2018		3,300	2,710
Queensland Treasury Corp.
4.250% due 07/21/2023		7,200	6,078

			11,699

Total Australia (Cost $17,566)			14,876

BELGIUM 0.2%

CORPORATE BONDS & NOTES 0.2%
KBC Bank NV
8.000% due 01/25/2023		$2,000	2,165

Total Belgium (Cost $2,148)			2,165

BRAZIL 2.8%

CORPORATE BONDS & NOTES 0.5%
Petrobras Global Finance BV
3.002% due 03/17/2017		$3,300	3,193
4.375% due 05/20/2023		1,700	1,245
7.875% due 03/15/2019		1,300	1,250

			5,688

SOVEREIGN ISSUES 2.3%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (d)	BRL	113,700	29,590

Total Brazil (Cost $35,209)			35,278

CANADA 8.8%

CORPORATE BONDS & NOTES 0.3%
Royal Bank of Canada
2.300% due 03/22/2021		$3,200	3,231

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Canadian Mortgage Pools
0.960% due 06/01/2020	CAD	1,843	1,403
1.160% due 07/01/2020		4,698	3,598
1.160% due 08/01/2020		1,643	1,258

			6,259

SOVEREIGN ISSUES 8.0%
Canada Government International Bond
1.500% due 12/01/2044 (e)		1,974	1,932
Province of Alberta
1.250% due 06/01/2020		6,300	4,843
2.350% due 06/01/2025		6,500	5,043
Province of British Columbia
4.300% due 06/18/2042		3,100	2,950
Province of Ontario
2.450% due 06/29/2022		$6,600	6,777
2.600% due 06/02/2025	CAD	45,600	36,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 06/02/2022	CAD	25,100	$21,042
3.450% due 06/02/2045		10,200	8,379
3.500% due 06/02/2024		11,700	10,000
Province of Quebec
5.000% due 12/01/2038		3,200	3,211
5.000% due 12/01/2041		100	102

			100,618

Total Canada (Cost $114,659)			110,108

CAYMAN ISLANDS 1.0%

ASSET-BACKED SECURITIES 1.0%
BlackRock Senior Income
0.864% due 04/20/2019		$143	143
Hillmark Funding Ltd.
0.868% due 05/21/2021		3,273	3,204
Neuberger Berman CLO Ltd.
1.445% due 07/25/2023		6,300	6,293
Stone Tower CLO Ltd.
0.850% due 04/17/2021		209	207
Symphony CLO LP
1.717% due 01/09/2023		2,916	2,903

Total Cayman Islands (Cost $12,716)			12,750

DENMARK 9.4%

CORPORATE BONDS & NOTES 8.6%
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2016	DKK	85,000	12,981
2.500% due 10/01/2047		6,300	946
Nykredit Realkredit A/S
1.000% due 10/01/2016		2,300	354
2.000% due 04/01/2016		132,300	20,197
2.500% due 10/01/2037		17,951	2,792
2.500% due 10/01/2047		62,609	9,396
3.000% due 10/01/2047		51,731	8,002
Realkredit Danmark A/S
2.000% due 04/01/2016		314,400	47,994
2.000% due 10/01/2037		14,800	2,231
2.500% due 10/01/2047		9,500	1,430
3.000% due 10/01/2047		16,000	2,488

			108,811

SOVEREIGN ISSUES 0.8%
Denmark Government International Bond
3.000% due 11/15/2021		59,100	10,594

Total Denmark (Cost $115,321)			119,405

FRANCE 4.7%

CORPORATE BONDS & NOTES 0.8%
BNP Paribas S.A.
7.625% due 03/30/2021 (f)		$1,000	1,007
Dexia Credit Local S.A.
1.225% due 03/23/2018		2,400	2,401
1.875% due 03/28/2019		6,000	6,033

			9,441

SOVEREIGN ISSUES 3.9%
France Government International Bond
3.250% due 05/25/2045 (h)	EUR	7,600	12,516
4.000% due 10/25/2038 (h)		11,200	19,717
4.500% due 04/25/2041 (h)		8,600	16,590

			48,823

Total France (Cost $50,661)			58,264

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 1.2%

CORPORATE BONDS & NOTES 1.2%
KFW
5.000% due 03/19/2024	AUD	300	$263
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		1,000	827
5.500% due 03/29/2022		16,700	14,640

Total Germany (Cost $14,976)			15,730

GREECE 0.4%

CORPORATE BONDS & NOTES 0.1%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,200	1,246

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	465,000	3,744

Total Greece (Cost $4,942)			4,990

IRELAND 1.0%

CORPORATE BONDS & NOTES 0.4%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	2,100	2,446
4.875% due 05/21/2019		2,150	2,820

			5,266

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Emerald Mortgages PLC
0.000% due 07/15/2048		1,159	1,249

SOVEREIGN ISSUES 0.5%
Ireland Government International Bond
5.400% due 03/13/2025		3,700	5,941

Total Ireland (Cost $11,991)			12,456

ITALY 3.2%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Casa D’este Finance SRL
0.125% due 09/15/2040	EUR	2,152	2,390
Giovecca Mortgages SRL
0.454% due 04/23/2048		467	527

			2,917

SOVEREIGN ISSUES 3.0%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (e)		4,480	5,295
3.250% due 09/01/2046		2,000	2,720
4.000% due 02/01/2037 (h)		11,250	16,903
4.750% due 09/01/2044 (h)		7,600	12,992

			37,910

Total Italy (Cost $39,859)			40,827

JAPAN 11.3%

CORPORATE BONDS & NOTES 0.5%
Sumitomo Mitsui Financial Group, Inc.
2.316% due 03/09/2021		$6,400	6,463

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	93

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 10.8%
Japan Government International Bond
1.400% due 09/20/2034	JPY	12,650,000	$133,097
1.600% due 03/20/2033		2,000	22
1.700% due 09/20/2032		250,000	2,739

			135,858

Total Japan (Cost $121,826)			142,321

JERSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
UBS Group Funding Jersey Ltd.
4.125% due 04/15/2026 (b)		$3,100	3,106

Total Jersey, Channel Islands (Cost $3,093)			3,106

LUXEMBOURG 0.1%

ASSET-BACKED SECURITIES 0.1%
Penta CLO S.A.
0.172% due 06/04/2024	EUR	953	1,076

Total Luxembourg (Cost $1,231)			1,076

NETHERLANDS 1.8%

ASSET-BACKED SECURITIES 0.4%
Chapel BV
0.477% due 11/17/2064	EUR	462	495
Highlander Euro CDO BV
0.069% due 05/01/2023		2,607	2,898
Panther CDO BV
0.312% due 10/15/2084		1,213	1,343

			4,736

CORPORATE BONDS & NOTES 1.4%
Bank Nederlandse Gemeenten NV
4.750% due 03/06/2023	AUD	3,000	2,535
ING Bank NV
2.625% due 12/05/2022		$2,350	2,400
Rabobank Group
2.500% due 01/19/2021		8,700	8,788
8.375% due 07/26/2016 (f)		1,700	1,727
8.400% due 06/29/2017 (f)		1,200	1,269
Vonovia Finance BV
5.000% due 10/02/2023		500	528

			17,247

Total Netherlands (Cost $21,811)			21,983

NORWAY 0.6%

CORPORATE BONDS & NOTES 0.5%
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,448
5.500% due 05/25/2016		$1,200	1,207

			5,655

SOVEREIGN ISSUES 0.1%
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,582

Total Norway (Cost $8,160)			7,237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
3.250% due 07/25/2025	PLN	300	$84

Total Poland (Cost $89)			84

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	4,400	1,227
4.750% due 01/15/2018 ^		1,500	418

Total Portugal (Cost $6,723)			1,645

SLOVENIA 7.9%

SOVEREIGN ISSUES 7.9%
Slovenia Government International Bond
4.125% due 02/18/2019		$5,900	6,233
4.700% due 11/01/2016	EUR	53,200	62,191
4.750% due 05/10/2018		$8,700	9,212
5.250% due 02/18/2024		14,400	16,163
5.500% due 10/26/2022		200	227
5.850% due 05/10/2023		4,600	5,314

Total Slovenia (Cost $109,854)			99,340

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	6,400	429
8.250% due 09/15/2017		100	7

Total South Africa (Cost $818)			436

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Korea Hydro & Nuclear Power Co. Ltd.
1.398% due 05/22/2017		$1,600	1,599

Total South Korea (Cost $1,600)			1,599

SPAIN 4.6%

CORPORATE BONDS & NOTES 0.1%
Banco Santander S.A.
6.250% due 09/11/2021 (f)	EUR	600	613

SOVEREIGN ISSUES 4.5%
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,400	3,855
4.950% due 02/11/2020 (h)		3,400	3,875
Autonomous Community of Madrid
4.300% due 09/15/2026		3,400	4,783
4.688% due 03/12/2020		2,600	3,440
Spain Government International Bond
4.700% due 07/30/2041		1,300	2,089
4.900% due 07/30/2040		5,700	9,356
5.400% due 01/31/2023 (h)		19,900	29,470

			56,868

Total Spain (Cost $59,145)			57,481

SUPRANATIONAL 1.2%

CORPORATE BONDS & NOTES 1.2%
Asian Development Bank
0.500% due 03/24/2020	AUD	2,100	1,469
4.625% due 03/06/2019	NZD	13,000	9,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
European Investment Bank
6.250% due 06/08/2021	AUD	1,600	$1,430
Inter-American Development Bank
1.875% due 03/15/2021		$3,100	3,154

Total Supranational (Cost $16,653)			15,535

SWEDEN 1.6%

CORPORATE BONDS & NOTES 0.8%
Stadshypotek AB
4.250% due 10/10/2017	AUD	1,200	936
Svenska Handelsbanken AB
1.781% due 03/30/2021		$3,900	3,919
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	40,700	5,354

			10,209

SOVEREIGN ISSUES 0.8%
Sweden Government International Bond
4.250% due 03/12/2019		68,000	9,547

Total Sweden (Cost $22,810)			19,756

SWITZERLAND 1.7%

CORPORATE BONDS & NOTES 1.5%
Credit Suisse AG
3.000% due 10/29/2021		$1,200	1,226
6.500% due 08/08/2023		5,700	6,155
UBS AG
5.125% due 05/15/2024		4,800	4,878
7.250% due 02/22/2022		6,000	6,185

			18,444

SOVEREIGN ISSUES 0.2%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	1,400	2,344

Total Switzerland (Cost $20,722)			20,788

UNITED KINGDOM 8.0%

CORPORATE BONDS & NOTES 4.0%
Barclays Bank PLC
7.625% due 11/21/2022		$1,900	2,046
7.750% due 04/10/2023		5,338	5,612
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	6,600	6,673
HBOS PLC
1.329% due 09/30/2016		$2,100	2,092
HSBC Holdings PLC
2.874% due 03/08/2021		6,200	6,348
5.100% due 04/05/2021		2,300	2,533
Lloyds Bank PLC
2.050% due 01/22/2019		2,000	2,001
12.000% due 12/16/2024 (f)		6,000	8,090
Royal Bank of Scotland PLC
9.500% due 03/16/2022		7,050	7,471
Tesco PLC
5.000% due 03/24/2023	GBP	600	870
6.125% due 02/24/2022		3,300	5,094
Tesco Property Finance PLC
5.411% due 07/13/2044		843	1,051
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		600	825

			50,706

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%
Business Mortgage Finance PLC
2.593% due 02/15/2041	GBP	3,297	$4,631
EuroMASTR PLC
0.791% due 06/15/2040		392	510
Paragon Mortgages PLC
0.953% due 05/15/2041		530	684
Preferred Residential Securities PLC
1.341% due 12/15/2042		795	976
RMAC Securities PLC
0.782% due 06/12/2044		$328	293
Southern Pacific Financing PLC
1.191% due 12/10/2042	GBP	456	561

			7,655

SOVEREIGN ISSUES 3.4%
United Kingdom Gilt
3.250% due 01/22/2044 (h)		5,300	9,131
3.500% due 01/22/2045 (h)		1,900	3,430
4.250% due 12/07/2040 (h)		13,100	26,010
4.750% due 12/07/2030		200	394
4.750% due 12/07/2038 (h)		2,100	4,388

			43,353

Total United Kingdom (Cost $99,334)			101,714

UNITED STATES 39.3%

ASSET-BACKED SECURITIES 3.4%
ACE Securities Corp. Home Equity Loan Trust
0.903% due 10/25/2035		$2,000	1,709
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.303% due 07/25/2034		642	572
Amortizing Residential Collateral Trust
1.013% due 07/25/2032		8	7
1.133% due 10/25/2031		3	3
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.256% due 02/25/2034		407	363
Bear Stearns Asset-Backed Securities Trust
0.683% due 08/25/2020 ^		326	220
0.833% due 09/25/2046		1,445	1,221
CIT Group Home Equity Loan Trust
0.980% due 06/25/2033		36	34
Citigroup Mortgage Loan Trust, Inc.
0.493% due 07/25/2045		1,284	871
0.503% due 05/25/2037		161	110
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		38	39
Countrywide Asset-Backed Certificates
0.613% due 08/25/2036		442	434
0.613% due 09/25/2036		58	58
0.673% due 12/25/2031 ^		9	7
0.773% due 12/25/2036 ^		113	76
1.408% due 06/25/2035		370	367
Credit Suisse First Boston Mortgage Securities Corp.
1.053% due 01/25/2032		2	2
Credit-Based Asset Servicing and Securitization LLC
0.553% due 07/25/2037		224	132
Home Equity Asset Trust
1.033% due 11/25/2032		1	1
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		436	211
Lehman XS Trust
0.583% due 04/25/2037 ^		1,245	935
Merrill Lynch Mortgage Investors Trust
0.513% due 09/25/2037		201	74
0.553% due 02/25/2037		51	22
0.933% due 06/25/2036		680	647

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
0.483% due 07/25/2036	$116	$48
1.378% due 06/25/2034	1,226	1,152
Morgan Stanley Home Equity Loan Trust
0.783% due 04/25/2037	1,727	973
Morgan Stanley Mortgage Loan Trust
0.503% due 01/25/2047 ^	2	2
0.793% due 04/25/2037	556	270
5.919% due 09/25/2046 ^	1,998	1,030
Navient Private Education Loan Trust
1.136% due 09/16/2024	2,195	2,169
OneMain Financial Issuance Trust
2.470% due 09/18/2024	6,300	6,283
People’s Choice Home Loan Securities Trust
1.786% due 01/25/2035	2,000	1,733
Popular ABS Mortgage Pass-Through Trust
0.523% due 06/25/2047 ^	36	36
0.743% due 06/25/2047 ^	1,769	1,220
RAAC Trust
1.633% due 09/25/2047	3,744	3,626
Renaissance Home Equity Loan Trust
0.933% due 12/25/2033	393	366
Residential Asset Mortgage Products Trust
1.198% due 06/25/2035	2,000	1,963
Residential Asset Securities Corp. Trust
0.933% due 07/25/2032 ^	24	21
Securitized Asset-Backed Receivables LLC Trust
0.483% due 12/25/2036	43	22
0.493% due 12/25/2036 ^	35	11
0.563% due 05/25/2037 ^	584	378
SG Mortgage Securities Trust
0.583% due 10/25/2036	1,800	1,041
Soundview Home Loan Trust
0.493% due 11/25/2036	37	12
0.563% due 12/25/2036	1,052	1,013
0.683% due 08/25/2037	3,000	2,033
0.703% due 12/25/2036	8,000	5,259
Structured Asset Investment Loan Trust
0.793% due 10/25/2035	682	670
1.153% due 05/25/2035	3,522	3,247
Structured Asset Securities Corp. Mortgage Loan Trust
1.939% due 04/25/2035	302	286
Washington Mutual Asset-Backed Certificates Trust
0.493% due 10/25/2036	58	28

		43,007

CORPORATE BONDS & NOTES 5.2%
Ally Financial, Inc.
2.500% due 03/15/2017 (g)	5,000	4,927
3.500% due 07/18/2016	1,300	1,304
5.500% due 02/15/2017	1,050	1,072
American International Group, Inc.
3.900% due 04/01/2026	4,200	4,224
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	1,400	1,440
3.300% due 02/01/2023	1,200	1,249
Aviation Capital Group Corp.
7.125% due 10/15/2020	300	339
Bank of America Corp.
6.100% due 03/17/2025 (f)	700	690
CCO Safari LLC
4.464% due 07/23/2022	600	629
4.908% due 07/23/2025	2,200	2,325
6.384% due 10/23/2035	4,200	4,638
CenturyLink, Inc.
6.000% due 04/01/2017	2,800	2,888
Citigroup, Inc.
6.125% due 11/15/2020 (f)	3,600	3,613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
1.557% due 01/09/2018	$1,800	$1,780
Goldman Sachs Group, Inc.
2.875% due 02/25/2021	600	612
International Lease Finance Corp.
6.750% due 09/01/2016	300	305
JPMorgan Chase & Co.
3.900% due 07/15/2025	10,400	11,072
Kinder Morgan, Inc.
5.000% due 02/15/2021	3,200	3,270
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	14,600	1,110
Masco Corp.
6.125% due 10/03/2016	8,200	8,409
MUFG Americas Holdings Corp.
3.000% due 02/10/2025	3,800	3,719
Universal Health Services, Inc.
7.125% due 06/30/2016	1,000	1,016
Verizon Communications, Inc.
4.500% due 09/15/2020	2,500	2,768
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	1,500	1,519

		64,918

MUNICIPAL BONDS & NOTES 0.2%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	800	971
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	490	492
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	136
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	500	589
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	600	790

		2,978

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.0%
Adjustable Rate Mortgage Trust
2.787% due 09/25/2035	294	243
3.314% due 07/25/2035	362	344
American Home Mortgage Assets Trust
0.623% due 09/25/2046 ^	1,475	1,012
American Home Mortgage Investment Trust
2.381% due 09/25/2045	410	395
Banc of America Funding Trust
3.023% due 01/20/2047 ^	276	232
3.041% due 11/20/2034	1,021	967
3.232% due 10/20/2046 ^	1,097	811
5.500% due 09/25/2035	1,730	1,811
5.750% due 11/25/2035	859	892
6.000% due 08/25/2036 ^	371	363
Banc of America Mortgage Trust
2.748% due 07/25/2035	136	129
2.853% due 09/25/2035 ^	390	358
5.500% due 11/25/2035 ^	226	214
BCAP LLC Trust
1.062% due 01/26/2047	1,085	957
2.696% due 02/26/2036	367	366
5.250% due 02/26/2036	1,623	1,431
5.250% due 08/26/2037	1,405	1,468
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	213	212

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	95

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.502% due 02/25/2033	$5	$5
2.660% due 02/25/2036 ^	567	475
2.695% due 10/25/2033	176	177
2.799% due 05/25/2034	159	150
2.822% due 05/25/2034	502	486
2.862% due 10/25/2035	20	20
2.880% due 05/25/2033	101	100
3.003% due 02/25/2034	29	28
3.341% due 11/25/2034	1,211	1,135
Bear Stearns ALT-A Trust
2.620% due 08/25/2036 ^	104	76
2.811% due 11/25/2036 ^	2,029	1,387
2.871% due 11/25/2035 ^	81	60
3.111% due 08/25/2036 ^	1,928	1,425
4.397% due 11/25/2036 ^	704	496
Bear Stearns Structured Products, Inc. Trust
2.775% due 01/26/2036	200	154
Bella Vista Mortgage Trust
0.678% due 05/20/2045	47	36
Chase Mortgage Finance Trust
2.756% due 02/25/2037	740	742
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	176	167
Citigroup Commercial Mortgage Trust
1.186% due 06/15/2033	11,200	10,971
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035	682	679
2.650% due 09/25/2035	762	761
2.744% due 08/25/2035	480	472
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.603% due 09/25/2035 ^	2,858	2,447
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	502	503
Commercial Mortgage Trust
0.583% due 03/10/2046 (a)	12,000	428
1.733% due 01/10/2046 (a)	19,080	1,251
Countrywide Alternative Loan Trust
0.593% due 02/25/2047	646	535
0.603% due 05/25/2047	581	496
0.633% due 06/25/2037	1,757	1,492
0.642% due 03/20/2046	101	74
0.643% due 05/25/2035	1,771	1,459
0.643% due 07/25/2046 ^	84	64
0.643% due 07/25/2046	1,475	1,226
0.683% due 09/25/2046 ^	1,468	662
0.693% due 07/25/2046 ^	965	507
0.712% due 09/20/2046	1,251	517
0.713% due 12/25/2035	51	44
0.783% due 05/25/2037 ^	830	492
0.833% due 06/25/2036 ^	492	312
1.751% due 08/25/2035	615	542
1.767% due 11/25/2035	736	599
2.307% due 11/25/2035	523	438
5.250% due 06/25/2035 ^	316	288
6.000% due 01/25/2037 ^	2,285	1,967
6.250% due 08/25/2037 ^	672	547
6.500% due 08/25/2032	391	391
Countrywide Home Loan Mortgage Pass-Through Trust
0.653% due 05/25/2035	618	443
0.723% due 04/25/2035	130	108
0.773% due 03/25/2036	512	261
1.073% due 03/25/2035	1,888	1,441
1.093% due 02/25/2035	265	232
1.113% due 02/25/2035	116	101
2.592% due 02/20/2036 ^	774	718
2.605% due 11/20/2034	1,068	1,003
2.611% due 01/20/2035	134	130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.664% due 11/25/2034	$69	$65
2.745% due 08/25/2034 ^	68	58
2.746% due 09/25/2047 ^	1,206	1,086
2.757% due 04/20/2036 ^	371	317
2.763% due 08/25/2034 ^	138	121
2.807% due 11/19/2033	15	15
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	792	447
Credit Suisse First Boston Mortgage Securities Corp.
1.583% due 03/25/2034 ^	100	97
2.373% due 07/25/2033	31	31
6.000% due 12/25/2035	457	438
Credit Suisse Mortgage Capital Certificates
5.775% due 12/16/2049	4,735	4,790
DBUBS Mortgage Trust
0.306% due 11/10/2046 (a)	15,100	206
0.961% due 11/10/2046 (a)	15,838	388
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^	766	637
Deutsche ALT-B Securities, Inc.
0.533% due 10/25/2036 ^	99	63
6.300% due 07/25/2036 ^	663	510
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
2.739% due 06/26/2035	343	339
Extended Stay America Trust
0.000% due 12/05/2031 (a)	34,000	2
First Horizon Alternative Mortgage Securities Trust
2.287% due 08/25/2035 ^	1,303	1,110
First Horizon Mortgage Pass-Through Trust
2.731% due 08/25/2035	238	211
5.000% due 10/25/2020	49	48
GMAC Mortgage Corp. Loan Trust
3.160% due 06/25/2034	60	58
GreenPoint Mortgage Funding Trust
0.613% due 01/25/2037	1,263	1,009
0.633% due 12/25/2046 ^	1,068	675
0.643% due 04/25/2036	724	537
0.703% due 11/25/2045	78	67
0.873% due 06/25/2045	359	314
Greenpoint Mortgage Pass-Through Certificates
3.092% due 10/25/2033	111	109
GS Mortgage Securities Corp.
0.207% due 05/03/2032 (a)	65,000	1,386
1.611% due 02/10/2046 (a)	18,321	1,475
2.312% due 11/10/2045 (a)	24,627	2,272
GSR Mortgage Loan Trust
0.693% due 08/25/2046	851	367
2.220% due 03/25/2033	128	126
2.838% due 09/25/2035	347	348
2.869% due 05/25/2035	334	310
HarborView Mortgage Loan Trust
0.622% due 07/21/2036	938	756
0.622% due 09/19/2037	1,329	1,054
0.670% due 03/19/2036	200	143
0.712% due 02/19/2036	632	440
0.742% due 11/19/2035	1,137	936
1.132% due 01/19/2035	72	50
2.711% due 07/19/2035	140	122
2.931% due 07/19/2035 ^	26	22
HomeBanc Mortgage Trust
0.613% due 12/25/2036	56	49
Impac CMB Trust
1.093% due 03/25/2035	54	50
1.213% due 10/25/2034	579	529
IndyMac Mortgage Loan Trust
0.643% due 05/25/2046	1,754	1,404
0.676% due 06/25/2037	901	774

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.683% due 02/25/2037	$1,600	$1,014
0.723% due 11/25/2036 ^	694	454
2.709% due 08/25/2035	347	281
2.711% due 12/25/2034	196	185
2.853% due 11/25/2035 ^	918	856
JPMorgan Alternative Loan Trust
0.673% due 10/25/2036	4,589	3,534
5.500% due 11/25/2036 ^	8	5
JPMorgan Chase Commercial Mortgage Securities Trust
1.260% due 12/15/2047 (a)	81,681	4,625
JPMorgan Mortgage Trust
2.137% due 11/25/2033	160	156
2.278% due 07/27/2037	1,462	1,361
2.561% due 08/25/2035	688	677
2.729% due 10/25/2035	345	342
2.796% due 07/25/2035	373	369
2.860% due 02/25/2036 ^	1,020	890
Lehman XS Trust
0.673% due 11/25/2046 ^	94	24
0.753% due 11/25/2046 ^	815	360
MASTR Adjustable Rate Mortgages Trust
0.643% due 04/25/2046	362	258
0.773% due 05/25/2047 ^	1,130	513
MASTR Alternative Loan Trust
0.833% due 03/25/2036	494	110
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.876% due 12/15/2030	4	4
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035	614	574
0.683% due 08/25/2036	73	72
2.334% due 02/25/2033	143	137
2.575% due 06/25/2035	554	538
2.771% due 06/25/2037	467	447
Merrill Lynch Mortgage-Backed Securities Trust
3.093% due 04/25/2037 ^	47	40
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.414% due 07/12/2046	493	494
Morgan Stanley Bank of America Merrill Lynch Trust
1.324% due 05/15/2046 (a)	62,406	3,555
1.653% due 02/15/2046 (a)	23,339	1,614
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.599% due 10/25/2035	553	514
2.785% due 02/25/2036 ^	251	206
3.020% due 08/25/2035	927	900
5.820% due 03/25/2047	590	595
6.138% due 03/25/2047	505	508
RBSSP Resecuritization Trust
2.454% due 10/26/2036	895	903
Residential Accredit Loans, Inc. Trust
0.583% due 02/25/2047	1,612	851
0.643% due 04/25/2046	95	43
0.733% due 01/25/2035	823	784
3.272% due 08/25/2035 ^	132	68
3.838% due 09/25/2035 ^	462	372
6.000% due 06/25/2037 ^	718	589
Residential Asset Securitization Trust
0.883% due 12/25/2036 ^	448	121
6.250% due 10/25/2036 ^	329	272
6.500% due 08/25/2036 ^	846	488
Residential Funding Mortgage Securities, Inc. Trust
3.034% due 06/25/2035	491	477
3.190% due 09/25/2035 ^	377	289
Sequoia Mortgage Trust
0.782% due 07/20/2033	310	291
2.756% due 04/20/2035	216	224

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
0.653% due 05/25/2037	$101	$81
1.751% due 01/25/2035	46	36
2.381% due 10/25/2037 ^	400	265
2.718% due 04/25/2034	475	470
2.795% due 02/25/2034	218	217
2.832% due 04/25/2035	1,717	1,602
Structured Asset Mortgage Investments Trust
0.613% due 01/25/2037	1,923	1,495
0.623% due 07/25/2046 ^	1,265	987
0.643% due 04/25/2036	468	334
0.653% due 09/25/2047	176	136
0.663% due 05/25/2045	498	434
0.682% due 07/19/2035	307	291
0.743% due 12/25/2035 ^	40	29
1.012% due 07/19/2034	11	11
1.851% due 08/25/2047 ^	2,020	1,654
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.195% due 05/25/2032	10	10
Structured Asset Securities Corp. Trust
5.500% due 05/25/2035	222	227
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	27
Thornburg Mortgage Securities Trust
2.394% due 06/25/2047 ^	3,004	2,690
UBS-Barclays Commercial Mortgage Trust
1.807% due 12/10/2045 (a)	60,222	5,071
UBS-Citigroup Commercial Mortgage Trust
2.423% due 01/10/2045 (a)	21,528	1,597
Wachovia Bank Commercial Mortgage Trust
5.698% due 06/15/2049	111	112
WaMu Mortgage Pass-Through Certificates Trust
0.653% due 07/25/2046 ^	3	0
0.713% due 11/25/2045	412	357
0.723% due 07/25/2045	765	719
0.723% due 10/25/2045	198	183
0.743% due 01/25/2045	198	187
1.073% due 01/25/2045	136	128
1.111% due 04/25/2047	756	631
1.132% due 12/25/2046	506	426
1.173% due 11/25/2034	1,114	996
1.262% due 05/25/2046	1,424	1,292
1.413% due 11/25/2034	755	659
1.717% due 08/25/2042	80	76
1.751% due 06/25/2042	108	103
2.025% due 04/25/2037 ^	1,553	1,316
2.155% due 11/25/2046	209	186
2.155% due 12/25/2046	667	608
2.190% due 12/25/2036 ^	53	46
2.394% due 02/25/2037 ^	800	696
2.404% due 03/25/2036	1,586	1,419
2.514% due 08/25/2034	579	574
2.574% due 06/25/2033	91	92
2.595% due 12/25/2035	1,116	1,024
2.776% due 03/25/2034	539	540
2.800% due 03/25/2035	729	725
4.221% due 02/25/2037 ^	489	443
Washington Mutual Mortgage Loan Trust
1.518% due 05/25/2041	50	49
Washington Mutual Mortgage Pass-Through Certificates Trust
0.683% due 07/25/2046 ^	103	45
1.291% due 07/25/2046 ^	588	368
1.321% due 05/25/2046	2,246	1,580
2.273% due 02/25/2033	3	3
6.000% due 10/25/2035 ^	798	595
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	215	190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.812% due 04/25/2036	$387	$387
2.837% due 03/25/2036	123	121
3.401% due 04/25/2036 ^	111	17
6.000% due 10/25/2036 ^	318	310
Wells Fargo-RBS Commercial Mortgage Trust
0.323% due 03/15/2048 (a)	26,228	592
1.463% due 03/15/2045 (a)	68,505	3,789

		151,518

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
2.780% due 01/16/2018	15,700	367

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 6.4%
Fannie Mae
0.493% due 07/25/2037	$724	681
0.553% due 03/25/2034	11	11
0.583% due 08/25/2034	9	9
0.633% due 10/27/2037	4,240	4,222
0.833% due 06/25/2029	4	4
1.522% due 06/01/2043 - 10/01/2044	217	221
1.899% due 03/01/2033	89	93
2.255% due 12/01/2034	43	45
2.319% due 01/25/2022 (a)	19,670	1,808
2.373% due 06/01/2035	77	81
2.464% due 05/01/2026	11	11
2.504% due 09/01/2035	56	59
2.641% due 11/01/2034	979	1,033
2.714% due 09/01/2019	2	2
3.490% due 12/01/2020	4,806	5,185
4.326% due 12/01/2036	88	94
5.700% due 08/01/2018	2,117	2,201
6.000% due 04/25/2043 - 07/25/2044	767	885
6.500% due 06/25/2044	16	18
Fannie Mae, TBA
3.500% due 04/01/2046	1,800	1,888
4.000% due 04/01/2046	15,000	16,032
4.500% due 04/01/2046	28,500	31,014
FDIC Structured Sale Guaranteed Notes
0.928% due 11/29/2037	363	362
Federal Housing Administration
6.896% due 07/01/2020	206	196
7.430% due 11/01/2022	3	3
Freddie Mac
0.693% due 08/25/2031	26	26
0.886% due 12/15/2031	37	37
0.887% due 09/25/2022 (a)	23,299	1,052
1.036% due 12/15/2037	1,062	1,066
1.039% due 11/25/2022 (a)	28,448	1,549
1.288% due 08/25/2019 (a)	37,278	1,462
1.368% due 11/25/2019 (a)	33,967	1,456
1.522% due 10/25/2044	779	793
2.375% due 10/01/2035	12	12
2.500% due 08/01/2035	72	76
2.521% due 09/01/2035	50	53
2.557% due 06/01/2024	16	17
2.605% due 10/01/2035	34	34
2.625% due 03/01/2036	236	241
2.676% due 11/01/2035	52	55

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
2.000% due 10/20/2029		$13	$14
6.000% due 08/20/2034		4,889	5,637
NCUA Guaranteed Notes
0.818% due 03/06/2020		679	679

			80,417

U.S. TREASURY OBLIGATIONS 12.1%
U.S. Treasury Bonds
5.250% due 02/15/2029 (l)		300	412
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (j)(l)		942	957
0.125% due 07/15/2022 (h)(j)(l)		24,003	24,453
0.125% due 01/15/2023 (h)(j)(l)		39,822	40,207
0.250% due 01/15/2025 (h)(j)(l)		38,708	39,079
1.375% due 01/15/2020 (h)(j)(l)		3,177	3,404
2.375% due 01/15/2027 (h)(l)		5,051	6,179
2.500% due 01/15/2029 (h)(l)		1,986	2,499
U.S. Treasury Notes
1.625% due 02/15/2026		15,450	15,234
U.S. Treasury Strips (d)
0.000% due 11/15/2023		7,300	6,404
0.000% due 05/15/2026 (j)		17,300	14,154

			152,982

Total United States (Cost $495,858)			496,187

SHORT-TERM INSTRUMENTS 8.5%

CERTIFICATES OF DEPOSIT 0.2%
Intesa Sanpaolo SpA
1.997% due 04/11/2016		$2,100	2,100

JAPAN TREASURY BILLS 8.1%
(0.089%) due 05/16/2016 - 06/13/2016 (c)(d)	JPY	11,440,000	101,665

U.S. TREASURY BILLS 0.2%
0.195% due 04/21/2016 - 04/28/2016 (c)(d)(h)(l)		$2,730	2,730

Total Short-Term Instruments (Cost $105,708)			106,495

Total Investments in Securities (Cost $1,515,483)			1,523,632

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III		21,280	210

Total Short-Term Instruments (Cost $210)			210

Total Investments in Affiliates (Cost $210)			210

Total Investments 120.9% (Cost $1,515,693)			$1,523,842

Financial Derivative Instruments (i)(k) 2.9% (Cost or Premiums, net $776)			36,258

Other Assets and Liabilities, net (23.8%)			(299,806)

Net Assets 100.0%			$1,260,294

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	97

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 5,000	$4,927	0.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	0.450%	11/02/2015	04/07/2016		$	(1,995)	$(1,999)
BPS	(0.200)	02/04/2016	05/04/2016		EUR	(40,251)	(45,787)
BSN	0.600	02/03/2016	04/04/2016		$	(5,865)	(5,871)
DBL	(0.650)	05/28/2015	TBD	(1)	EUR	(1,021)	(1,156)
	(0.650)	08/03/2015	TBD	(1)		(1,099)	(1,246)
GRE	0.660	02/24/2016	04/22/2016		$	(505)	(505)
	0.680	03/01/2016	04/01/2016			(23,790)	(23,804)
IND	0.720	03/24/2016	05/11/2016		GBP	(6,634)	(9,530)
MBC	0.700	03/24/2016	05/11/2016			(14,730)	(21,159)
	0.730	02/11/2016	05/11/2016			(3,526)	(5,070)
RDR	0.530	03/14/2016	04/11/2016		$	(33,542)	(33,550)
SCX	0.700	02/11/2016	05/11/2016		GBP	(4,095)	(5,887)
UBS	(0.340)	03/24/2016	04/12/2016		EUR	(14,741)	(16,772)

Total Reverse Repurchase Agreements							$(172,336)

(1)	Open maturity reverse repurchase agreement.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.260)%	01/12/2016	04/12/2016	EUR	(25,787)	$(29,349)
UBS	(0.250)	03/31/2016	05/04/2016		(11,495)	(13,116)

Total Sale-Buyback Transactions						$(42,465)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(254,066) at a weighted average interest rate of 0.040%.
(3)	Payable for sale-buyback transactions includes $65 of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	04/01/2046	$4,800	$(5,008)	$(5,034)
Fannie Mae, TBA	4.000	04/01/2046	18,000	(19,203)	(19,239)
Fannie Mae, TBA	4.500	04/01/2046	38,000	(41,236)	(41,353)

Total Short Sales				$(65,447)	$(65,626)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $219,239 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(1,999)	$0	$(1,999)	$2,073	$74
BPS	0	(45,787)	0	(45,787)	45,587	(200)
BSN	0	(5,871)	0	(5,871)	6,059	188
DBL	0	(2,402)	0	(2,402)	2,165	(237)
GRE	0	(24,309)	0	(24,309)	24,407	98
IND	0	(9,530)	0	(9,530)	9,467	(63)
MBC	0	(26,229)	0	(26,229)	26,010	(219)
RDR	0	(33,550)	0	(33,550)	33,620	70
SCX	0	(5,887)	0	(5,887)	5,784	(103)
SGY	0	0	0	0	(313)	(313)
UBS	0	(16,772)	0	(16,772)	16,590	(182)

Master Securities Forward Transaction Agreement
BPS	0	0	(29,349)	(29,349)	28,913	(436)
UBS	0	0	(13,116)	(13,116)	12,992	(124)

Total Borrowings and Other Financing Transactions	$0	$(172,336)	$(42,465)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(16,772)	$(87,433)	$(2,402)	$(106,607)
U.S. Treasury Obligations	(23,804)	(41,925)	0	0	(65,729)

Total	$(23,804)	$(58,697)	$(87,433)	$(2,402)	$(172,336)

Sale-Buyback Transactions
Sovereign Issues	0	(29,349)	(13,116)	0	(42,465)

Total	$0	$(29,349)	$(13,116)	$0	$(42,465)

Total Borrowings	$(23,804)	$(88,046)	$(100,549)	$(2,402)	$(214,801)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(214,801)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$112.250	05/20/2016	533	$5	$3
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/20/2016	2,149	18	34
Call - CBOT U.S. Treasury 30-Year Bond June Futures	200.000	05/20/2016	86	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	107.000	05/20/2016	16	0	0

				$24	$37

Total Purchased Options				$24	$37

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	99

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	190	$(24)	$0	$(2)
90-Day Eurodollar June Futures	Short	06/2016	38	10	0	0
90-Day Eurodollar March Futures	Short	03/2017	129	(263)	0	(3)
90-Day Eurodollar September Futures	Short	09/2016	90	(23)	0	0
90-Day Eurodollar September Futures	Short	09/2017	59	(3)	0	(5)
Call Options Strike @ EUR 163.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	22	(27)	4	(1)
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond June Futures	Long	05/2016	832	(1)	0	0
Canada Government 10-Year Bond June Futures	Short	06/2016	87	84	40	0
Euro-Bobl June Futures	Long	06/2016	1,100	(451)	0	(88)
Euro-BONO June Futures June Futures	Long	06/2016	19	42	3	(1)
Euro-BTP Italy Government Bond June Futures	Long	06/2016	326	881	96	(8)
Euro-Bund 10-Year Bond June Futures	Short	06/2016	401	46	123	(27)
Euro-Buxl 30-Year Bond June Futures	Long	06/2016	41	214	19	(42)
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2016	544	1,417	31	(68)
Japan Government 10-Year Bond June Futures	Long	06/2016	32	39	11	(151)
Put Options Strike @ EUR 122.500 on Euro-Bobl June Futures	Long	05/2016	1,029	(1)	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	626	137	120	(2)
U.S. Treasury 10-Year Note June Futures	Long	06/2016	1,715	(839)	643	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2016	86	77	0	(83)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	16	(9)	17	0
United Kingdom Long Gilt June Futures	Long	06/2016	126	81	65	(58)

Total Futures Contracts				$1,387	$1,172	$(539)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe Main 25 5-Year Index	(1.000)%	06/20/2021	EUR 15,700	$(253)	$13	$0	$(31)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$101,300	$541	$529	$0	$(10)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	12/19/2024	CAD	28,900	$(2,620)	$(1,128)	$84	$0
Receive	3-Month CAD-Bank Bill *	2.200	06/16/2026		25,800	(1,254)	(126)	92	0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	7,200	154	156	0	(1)
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$	68,300	(1,070)	(111)	0	(11)
Receive	3-Month USD-LIBOR	2.038	08/31/2022		11,400	(502)	(266)	0	(26)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		64,300	(2,681)	(1,663)	0	(147)
Receive	3-Month USD-LIBOR	2.300	01/13/2023		16,300	(1,032)	(457)	0	(40)
Receive	3-Month USD-LIBOR *	2.000	06/15/2023		141,000	(5,272)	(1,158)	0	(290)

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	12/16/2025	$	27,600	$(2,414)	$(2,917)	$0	$(104)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		249,800	(13,005)	(7,778)	0	(934)
Receive	3-Month USD-LIBOR	2.500	12/16/2035		4,200	(348)	(321)	0	(21)
Pay	3-Month USD-LIBOR *	2.500	06/15/2036		7,400	533	246	37	0
Pay	3-Month USD-LIBOR *	2.500	06/15/2046		8,700	651	442	60	0
Pay	3-Month ZAR-JIBAR *	9.000	09/21/2026	ZAR	81,700	66	21	69	0
Receive	6-Month AUD-BBR-BBSW *	3.250	06/17/2026	AUD	300	(13)	(10)	0	(2)
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2018	EUR	53,800	168	(73)	0	(3)
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021		114,700	(643)	323	0	(54)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		21,600	1,229	875	0	(35)
Receive	6-Month EUR-EURIBOR	1.564	11/30/2045		17,200	(2,836)	(2,132)	21	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		10,900	(562)	(71)	8	0
Receive	6-Month GBP-LIBOR *	1.750	09/16/2018	GBP	59,000	(1,538)	(650)	0	(54)
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		71,800	893	777	149	0
Pay	6-Month GBP-LIBOR *	1.500	09/21/2026		23,000	83	242	43	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		1,000	(32)	(8)	0	(7)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	13,370,000	619	525	9	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2022		3,270,000	(958)	(576)	41	0
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		2,710,000	2,060	958	0	(70)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		2,510,000	317	(118)	0	(65)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		850,000	1,092	907	0	(49)
Pay	6-Month JPY-LIBOR	1.500	12/21/2045		140,000	308	(18)	0	(10)
Pay	28-Day MXN-TIIE	4.300	09/01/2016	MXN	700,500	20	(193)	0	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017		155,100	(44)	(51)	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		450,400	(159)	(4)	1	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		233,400	28	(32)	7	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		328,800	376	(29)	13	0
Receive	28-Day MXN-TIIE	5.610	07/07/2021		284,200	(190)	23	28	0

						$(28,576)	$(14,395)	$662	$(1,923)

Total Swap Agreements						$(28,288)	$(13,853)	$662	$(1,964)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $21,975 and cash of $6,150 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$37	$1,172	$662	$1,871	$0	$(539)	$(2,093)	$(2,632)

(5)	Unsettled variation margin liability of $(129) for closed swap agreements is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2016		AUD	38,679	$		28,940	$0	$(709)
	05/2016	$		25,711		AUD	34,328	568	0

BOA	04/2016		BRL	24,696	$		6,939	71	0
	04/2016		DKK	388,051			57,366	0	(1,893)
	04/2016		JPY	2,380,200			20,936	0	(213)
	04/2016		NZD	2,270			1,547	0	(22)
	04/2016		SEK	15,615			1,843	0	(80)
	04/2016	$		35,179		AUD	49,172	2,514	0
	04/2016			6,143		BRL	24,696	726	0
	04/2016			2,100		EUR	1,906	68	0
	04/2016			850		KRW	1,017,455	37	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	101

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2016	$		64,068		NOK	552,742	$2,731	$0
	05/2016		CNH	39,530	$		6,067	0	(36)
	05/2016		INR	89,707			1,314	0	(31)
	05/2016		KRW	1,357,862			1,138	0	(46)
	05/2016	$		3,410		CNH	22,095	1	0
	05/2016			18,109		JPY	2,057,700	189	0
	05/2016			5,746		SGD	7,912	123	0
	05/2016			782		TWD	25,650	16	0
	05/2016		ZAR	6,901	$		466	2	0
	06/2016		JPY	2,870,000			25,278	0	(266)
	07/2016		DKK	60,394			9,220	0	(28)
	09/2016		CNH	7,920			1,198	0	(17)
	10/2016		BRL	14,000			3,634	0	(61)
	01/2017		CNY	65,304			9,437	0	(479)
	01/2017	$		5,964		CNY	39,530	38	0
	07/2017		BRL	68,600	$		23,638	6,762	0

BPS	04/2016			40,731			11,445	117	0
	04/2016		DKK	15,495			2,328	0	(39)
	04/2016		KRW	1,743,144			1,443	0	(78)
	04/2016		TWD	48,312			1,443	0	(60)
	04/2016	$		10,797		BRL	40,731	531	0
	04/2016			4,294		CNH	28,755	150	0
	05/2016		CNH	16,099	$		2,437	0	(49)
	05/2016		JPY	1,830,000			16,113	0	(169)
	05/2016		MYR	30,589			7,027	0	(861)
	05/2016	$		2,437		CNY	16,099	49	0
	01/2017		CNY	13,925	$		2,012	0	(102)

BRC	05/2016	$		432		MXN	7,520	2	(1)
	05/2016			2,254		MYR	9,253	132	0
	05/2016			2,787		TWD	92,250	83	0
	09/2016		CNH	14,133	$		2,125	0	(45)

CBK	04/2016		BRL	58,862			16,119	0	(251)
	04/2016		CAD	32,556			24,709	0	(358)
	04/2016		CHF	1,983			1,987	0	(75)
	04/2016		DKK	33,220			4,972	0	(101)
	04/2016		EUR	18,694			20,612	0	(660)
	04/2016		NOK	27,980			3,298	0	(84)
	04/2016		SEK	9,740			1,181	0	(19)
	04/2016	$		16,060		BRL	58,862	310	0
	04/2016			33,823		CAD	46,778	2,195	0
	04/2016			12,539		EUR	11,513	561	0
	04/2016			18,279		JPY	2,057,700	4	0
	04/2016			770		NOK	6,670	36	0
	05/2016		JPY	2,570,000	$		22,621	0	(245)
	05/2016	$		24,710		CAD	32,556	358	0
	05/2016			297		IDR	4,074,747	11	0
	05/2016			35,711		INR	2,434,032	771	0
	05/2016			1,166		KRW	1,415,141	68	0
	05/2016			189		MXN	3,334	3	0
	05/2016			1,600		RUB	116,480	113	0
	05/2016			27,792		SGD	38,885	1,051	0
	09/2016		CNH	7,064	$		1,062	0	(23)
	10/2016		BRL	62,900			16,342	0	(262)
	01/2017	$		2,449		RUB	177,308	14	0

DUB	04/2016		BRL	37,105	$		10,901	581	0
	04/2016	$		10,276		BRL	37,105	117	(74)
	05/2016		THB	120,759	$		3,390	0	(38)
	05/2016	$		4,261		KRW	5,157,847	236	0

FBF	04/2016		BRL	45,883	$		13,263	502	0
	04/2016	$		12,893		BRL	45,883	0	(132)
	05/2016			241		TWD	7,893	5	0

GLM	04/2016		AUD	3,143	$		2,257	0	(153)
	04/2016		BRL	131,131			36,893	424	0
	04/2016		CHF	99			100	0	(3)
	04/2016		DKK	9,290			1,365	0	(54)
	04/2016		EUR	11,341			12,523	0	(382)
	04/2016		GBP	120,346			171,776	0	(1,071)
	04/2016		JPY	213,800			1,879	0	(21)
	04/2016		NOK	531,432			62,700	0	(1,523)

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2016		NZD	1,316	$		891	$0	$(18)
	04/2016	$		32,841		BRL	131,131	3,629	0
	04/2016			15,600		EUR	13,960	285	0
	04/2016			21,715		GBP	15,390	389	0
	04/2016			5,340		NZD	8,061	232	0
	04/2016			50,012		SEK	424,995	2,338	0
	05/2016		CNH	994	$		153	0	(1)
	05/2016		KRW	4,519,517			3,774	0	(166)
	05/2016		PLN	512			133	0	(4)
	05/2016		RUB	152,352			2,208	0	(33)
	05/2016		TWD	108,974			3,258	0	(133)
	05/2016	$		168,412		GBP	117,927	975	0
	05/2016			62,694		NOK	531,432	1,522	0
	07/2016		BRL	43,439	$		12,122	342	0

HUS	04/2016			137,371			38,127	0	(78)
	04/2016		DKK	111,106			16,446	0	(521)
	04/2016		GBP	560			780	0	(24)
	04/2016		SGD	2,010			1,408	0	(83)
	04/2016	$		38,471		BRL	137,371	86	(352)
	04/2016			26,626		DKK	177,065	413	0
	05/2016		CNH	79,263	$		12,104	0	(133)
	05/2016		DKK	177,065			26,648	0	(412)
	05/2016		INR	90,754			1,305	0	(55)
	05/2016		KRW	7,662,676			6,364	0	(316)
	05/2016		MXN	22,955			1,314	0	(9)
	05/2016		SGD	1,052			759	0	(21)
	05/2016		TWD	369,631			11,094	0	(406)
	05/2016	$		37,847		BRL	137,371	53	0
	05/2016			939		CNH	6,109	4	0
	05/2016			3,480		KRW	4,200,882	182	0
	05/2016			1,994		MYR	8,254	135	0
	05/2016			153		THB	5,448	2	0
	05/2016			2,161		TWD	71,572	66	0
	09/2016		CNH	7,061	$		1,062	0	(22)
	09/2016	$		1,001		CNH	6,560	5	0
	01/2017		CNH	6,109	$		926	0	(5)
	01/2017	$		5,995		CNY	39,700	33	0
	02/2017			2,264		RUB	164,321	15	0

IND	04/2016			13,374		EUR	12,200	508	0
	04/2016			166,213		JPY	18,589,253	0	(1,041)

JPM	04/2016		AUD	5,371	$		3,835	0	(282)
	04/2016		CAD	14,222			10,673	0	(278)
	04/2016		CHF	521			522	0	(20)
	04/2016		DKK	104,555			15,463	0	(503)
	04/2016		EUR	9,211			10,078	0	(404)
	04/2016		GBP	6,754			9,644	0	(56)
	04/2016		JPY	3,653,800			32,459	106	(112)
	04/2016	$		16,571		EUR	15,040	543	0
	04/2016			8,209		GBP	5,866	216	0
	04/2016			7,831		JPY	885,700	51	(12)
	05/2016		KRW	479,135	$		395	0	(23)
	05/2016		MXN	23,282			1,300	0	(42)
	05/2016		TWD	208,364			6,306	0	(176)
	05/2016	$		8,510		CNH	56,139	157	0
	05/2016			766		INR	53,020	29	0
	05/2016			37,934		KRW	45,724,460	1,929	0
	05/2016			149		MXN	2,663	4	0
	05/2016			1,286		MYR	5,401	107	0
	05/2016			6,008		RUB	463,206	805	0
	05/2016			3,360		THB	118,138	0	(6)
	05/2016			1,989		TWD	65,995	64	0
	09/2016			4,333		CNH	28,258	6	0
	10/2016		BRL	36,800	$		9,557	0	(157)
	10/2016		DKK	2,300			352	0	(2)
	01/2017		CNH	2,579			377	0	(16)

MSB	04/2016		DKK	119,060			17,545	0	(636)
	04/2016		JPY	1,077,002			9,667	91	0
	04/2016		RUB	78,858			1,088	0	(82)
	04/2016	$		86,929		EUR	79,217	3,212	0
	04/2016			9,380		GBP	6,639	155	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	103

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2016	$		1,132		RUB	78,858	$38	$0
	05/2016		KRW	340,626	$		282	0	(15)
	05/2016	$		1,404		KRW	1,743,553	116	0
	05/2016			44,714		MXN	796,723	1,209	0
	06/2016		RUB	78,858	$		1,114	0	(39)

SCX	04/2016		AUD	1,979			1,511	0	(6)
	04/2016		EUR	77,290			86,238	0	(1,710)
	04/2016		GBP	795			1,136	0	(6)
	04/2016		JPY	15,284,853			135,674	26	(162)
	04/2016		NZD	78,819			53,565	0	(914)
	04/2016	$		139,961		GBP	100,560	4,468	0
	04/2016			49,017		NZD	74,344	2,370	0
	05/2016		CNH	102,117	$		15,562	0	(210)
	05/2016	$		14,077		CNH	91,690	83	0
	05/2016			10,317		CNY	68,144	202	0
	05/2016			86,309		EUR	77,290	1,715	0
	05/2016			126,073		JPY	14,197,553	180	0
	05/2016			1,789		MYR	7,525	151	0
	05/2016			53,483		NZD	78,819	913	0
	06/2016		CNH	39,385	$		6,001	0	(75)
	06/2016	$		6,001		CNY	39,406	76	0
	01/2017			1,264		CNH	8,688	61	0

UAG	04/2016		EUR	13,960	$		15,632	0	(253)
	04/2016		JPY	542,998			4,866	39	0
	04/2016		SEK	399,640			48,334	0	(893)
	05/2016		INR	101,513			1,510	0	(12)
	05/2016		JPY	2,550,000			22,438	0	(248)
	05/2016		KRW	2,643,162			2,193	0	(111)
	05/2016	$		2,193		CNH	14,240	8	0
	05/2016			28,685		EUR	25,460	311	0
	05/2016			10,663		INR	742,159	460	0
	05/2016			48,383		SEK	399,640	895	0
	09/2016		CNH	153,673	$		23,249	0	(335)
	09/2016	$		23,778		CNH	155,034	14	0

Total Forward Foreign Currency Contracts								$54,294	$(22,443)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount			Cost	Market Value
BOA	Put - OTC EUR versus USD		$1.059	05/06/2016		EUR	17,535	$89	$3
	Put - OTC EUR versus USD		1.120	05/06/2016			17,535	380	95

BPS	Put - OTC EUR versus USD		0.900	06/10/2016			70,000	8	1
	Call - OTC USD versus BRL	BRL	4.000	05/19/2016	$		1,200	73	8
	Call - OTC USD versus JPY	JPY	117.250	05/06/2016			17,648	263	30

CBK	Put - OTC NZD versus USD		$0.365	04/21/2016		NZD	59,500	4	0
	Call - OTC USD versus BRL	BRL	4.000	05/19/2016	$		500	30	3
	Call - OTC USD versus SEK	SEK	11.900	04/21/2016			39,000	4	0

FBF	Call - OTC USD versus BRL	BRL	4.000	05/19/2016			9,500	559	62

GLM	Call - OTC USD versus JPY	JPY	117.250	05/06/2016			16,144	245	28

JPM	Put - OTC AUD versus USD		$0.530	06/08/2016		AUD	35,000	3	0
	Put - OTC EUR versus USD		1.039	05/06/2016		EUR	11,466	37	1
	Put - OTC EUR versus USD		1.099	05/06/2016			11,466	169	20
	Put - OTC GBP versus USD		1.175	04/15/2016		GBP	100,000	14	0
	Call - OTC USD versus CAD	CAD	1.725	04/08/2016	$		60,000	6	0
	Call - OTC USD versus NOK	NOK	11.500	04/29/2016			58,400	6	0

SCX	Call - OTC USD versus CNY	CNY	6.520	10/31/2016			348	107	147

								$1,997	$398

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400%	03/03/2017	JPY	330,000	$22	$19

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FBF	Put - OTC Fannie Mae 3.000% due 04/01/2046	$	80.000	04/06/2016	$19,000	$1	$0
	Call - OTC Fannie Mae 4.500% due 04/01/2046		120.000	04/06/2016	100,000	3	0

JPM	Put - OTC Fannie Mae 3.500% due 05/01/2046		73.000	05/05/2016	25,000	1	0
	Call - OTC Fannie Mae 4.000% due 04/01/2046		124.000	04/06/2016	18,000	1	0

						$6	$0

Total Purchased Options						$2,025	$417

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$	800	$(2)	$0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		2,800	(5)	0

JPM	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.000	04/20/2016	EUR	36,400	(141)	(4)

							$(148)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	8,700	$(100)	$(69)

BOA	Put - OTC EUR versus USD	$	1.086	05/06/2016	EUR	26,303	(256)	(22)
	Put - OTC USD versus CNH	CNH	6.600	04/27/2016	$	5,450	(55)	(119)

BPS	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		1,200	(15)	(84)
	Call - OTC USD versus BRL		4.300	05/19/2016		1,200	(31)	(2)
	Call - OTC USD versus JPY	JPY	122.450	05/06/2016		17,648	(68)	(4)

CBK	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		500	(5)	(35)
	Call - OTC USD versus BRL		4.300	05/19/2016		500	(14)	(1)
	Put - OTC USD versus CNH	CNH	6.600	04/27/2016		5,450	(55)	(119)

FBF	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		9,500	(98)	(662)
	Call - OTC USD versus BRL		4.300	05/19/2016		9,500	(254)	(17)
	Call - OTC USD versus BRL		6.300	01/11/2018		2,800	(149)	(84)

GLM	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	4,900	(191)	(157)
	Call - OTC EUR versus MXN		22.650	03/21/2017		4,900	(168)	(190)
	Call - OTC USD versus JPY	JPY	122.450	05/06/2016	$	16,144	(63)	(3)

JPM	Put - OTC EUR versus USD	$	1.070	05/06/2016	EUR	17,199	(121)	(6)
	Put - OTC USD versus BRL	BRL	3.460	06/20/2016	$	3,900	(58)	(61)
	Call - OTC USD versus BRL		4.030	06/20/2016		3,900	(69)	(49)

NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		3,200	(81)	(130)

UAG	Put - OTC USD versus KRW		1,145.000	01/19/2017		4,900	(110)	(196)

							$(1,961)	$(2,010)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	09/29/2020	$5,400	$(70)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	26,700	$(98)	$0
	Put - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Pay	1.400	04/29/2016		26,700	(232)	(10)

JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	2,180,000	(23)	(17)

								$(353)	$(27)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	105

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$	300	$0	$4

Total Written Options						$(2,532)	$(2,038)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in GBP	Notional Amount in JPY	Notional Amount in NZD	Premiums
Balance at Beginning of Period	$542,090	AUD 0	EUR 39,480	GBP 0	JPY 0	NZD 0	$(11,451)
Sales	441,272	30,500	580,002	204,300	2,180,000	40,700	(8,007)
Closing Buys	(227,290)	0	(189,800)	(37,900)	0	(40,700)	5,798
Expirations	(554,780)	(30,500)	(251,540)	(122,450)	0	0	8,220
Exercised	(97,500)	0	(35,040)	(43,950)	0	0	2,908

Balance at End of Period	$103,792	AUD 0	EUR 143,102	GBP 0	JPY 2,180,000	NZD 0	$(2,532)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BAT Netherlands Finance BV	(1.000)%	12/20/2020	0.513%	EUR	900	$(20)	$(4)	$0	$(24)
	CenturyLink, Inc.	(0.595)	06/20/2017	0.725	$	2,800	0	4	4	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391	EUR	100	(2)	(1)	0	(3)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372	$	400	(11)	(1)	0	(12)
	Universal Health Services, Inc.	(1.250)	06/20/2016	0.138		1,000	0	(3)	0	(3)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.678	EUR	400	(3)	(4)	0	(7)

BPS	Kinder Morgan, Inc.	(1.000)	03/20/2021	3.139	$	1,600	157	(4)	153	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391	EUR	400	(9)	(4)	0	(13)
	Pfizer, Inc.	(1.000)	12/20/2020	0.195	$	100	(4)	0	0	(4)
	Teliasonera AB	(1.000)	12/20/2020	0.533	EUR	900	(8)	(15)	0	(23)
	UBS AG	(1.000)	03/20/2017	0.962	$	1,000	0	(1)	0	(1)

BRC	Altria Group, Inc.	(1.000)	12/20/2020	0.277		800	(27)	0	0	(27)
	BASF SE	(1.000)	12/20/2020	0.474	EUR	200	(4)	(2)	0	(6)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513		200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.465		400	(9)	(3)	0	(12)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		500	(11)	(6)	0	(17)
	Pfizer, Inc.	(1.000)	12/20/2020	0.195	$	100	(4)	0	0	(4)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		600	(17)	(1)	0	(18)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		700	(23)	0	0	(23)

CBK	Altria Group, Inc.	(1.000)	12/20/2020	0.277		200	(7)	0	0	(7)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.465		900	(19)	(7)	0	(26)
	UBS AG	(1.000)	03/20/2017	0.962	$	5,000	3	(6)	0	(3)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		700	(22)	0	0	(22)

DUB	Cardinal Health, Inc.	(1.000)	12/20/2016	0.042		1,000	(19)	12	0	(7)

FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.277		800	(26)	(1)	0	(27)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		400	(12)	0	0	(12)

GST	Altria Group, Inc.	(1.000)	12/20/2020	0.277		600	(20)	0	0	(20)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	400	(10)	(1)	0	(11)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		600	(13)	(7)	0	(20)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372	$	1,300	(40)	2	0	(38)
	SABMiller PLC	(1.000)	01/20/2022	0.361		500	(14)	(4)	0	(18)
	United Utilities PLC	(1.000)	12/20/2020	0.775	EUR	300	(1)	(3)	0	(4)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.678		300	(1)	(4)	0	(5)

JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.277	$	600	(19)	(1)	0	(20)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	400	(9)	(2)	0	(11)
	Fortum OYJ	(1.000)	12/20/2020	0.761		200	0	(3)	0	(3)
	Kinder Morgan, Inc.	(1.000)	03/20/2021	3.139	$	1,600	157	(5)	152	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391	EUR	300	(7)	(3)	0	(10)
	Pfizer, Inc.	(1.000)	12/20/2020	0.195	$	1,200	(45)	0	0	(45)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		200	(6)	0	0	(6)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		500	(15)	(1)	0	(16)

MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.195		600	(23)	0	0	(23)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		500	(14)	(1)	0	(15)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		200	(6)	0	0	(6)

							$(191)	$(82)	$309	$(582)

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2019	2.515%	$ 4,300	$(122)	$(93)	$0	$(215)
	France Government International Bond	0.250	03/20/2020	0.214	5,600	(43)	51	8	0

BRC	France Government International Bond	0.250	03/20/2020	0.214	6,200	(40)	49	9	0
	Russia Government International Bond	1.000	09/20/2016	0.570	3,000	(40)	47	7	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR 600	(49)	1	0	(48)

CBK	France Government International Bond	0.250	03/20/2020	0.214	$ 4,100	(37)	43	6	0
	France Government International Bond	0.250	06/20/2020	0.229	1,300	(8)	9	1	0

DUB	Brazil Government International Bond	1.000	03/20/2019	2.178	4,700	(184)	26	0	(158)

FBF	Tesco PLC	1.000	12/20/2020	2.589	EUR 500	(39)	(1)	0	(40)

GST	France Government International Bond	0.250	03/20/2020	0.214	$ 6,800	(47)	57	10	0
	France Government International Bond	0.250	06/20/2020	0.229	2,100	(12)	14	2	0

HUS	Brazil Government International Bond	1.000	09/20/2019	2.515	100	(3)	(2)	0	(5)
	France Government International Bond	0.250	03/20/2020	0.214	900	(6)	8	2	0
	Russia Government International Bond	1.000	09/20/2016	0.570	3,000	(35)	42	7	0

JPM	France Government International Bond	0.250	03/20/2020	0.214	7,300	(58)	69	11	0
	France Government International Bond	0.250	06/20/2020	0.229	2,600	(15)	18	3	0

MYC	Brazil Government International Bond	1.000	03/20/2019	2.178	11,100	(554)	181	0	(373)
	Brazil Government International Bond	1.000	09/20/2019	2.515	3,800	(112)	(78)	0	(190)
	France Government International Bond	0.250	03/20/2020	0.214	2,200	(18)	21	3	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR 1,300	(103)	(2)	0	(105)

						$(1,525)	$460	$69	$(1,134)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (6)
								Asset	Liability
BOA	iTraxx Europe Subordinated 24 5-Year Index	(1.000)%	12/20/2020	EUR	1,000	$22	$23	$45	$0

BPS	iTraxx Europe Subordinated 24 5-Year Index	(1.000)	12/20/2020		5,950	131	137	268	0

BRC	iTraxx Europe Subordinated 24 5-Year Index	(1.000)	12/20/2020		2,700	58	64	122	0

						$211	$224	$435	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	15,000	$16,260	$(18)	$812	$794	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	107

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026	EUR 1,140	$1,236	$36	$21	$57	$0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	32,500	35,230	1,037	684	1,721	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026	30,540	33,105	608	915	1,523	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP 9,000	12,690	41	191	232	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR 44,500	48,238	1,012	1,345	2,357	0

GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP 14,100	20,445	16	(208)	0	(192)

						$2,732	$3,760	$6,684	$(192)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	8,362,500	$0	$134	$134	$0

CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		5,183,200	0	83	83	0

DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		25,087,400	0	400	400	0

GLM	Pay	1-Month GBP-UKRPI	3.188	01/15/2031	GBP	2,600	0	57	57	0

NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020	KRW	8,362,500	0	134	134	0

RYL	Pay	1-Month GBP-UKRPI	3.220	01/15/2031	GBP	1,900	31	28	59	0

UAG	Pay	1-Month GBP-UKRPI	3.223	01/15/2031		1,900	1	59	60	0

							$32	$895	$927	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$	41	$0	$76	$76	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016		20	0	39	39	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016		20	0	44	44	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016		18	0	39	39	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016		13	0	30	30	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016		19	0	48	48	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	09/14/2016		17	0	20	20	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016		10	0	14	14	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	03/22/2017		26	0	9	9	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.150	03/30/2017		17	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016		20	0	6	6	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016		20	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016		41	0	(1)	0	(1)

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900%	08/16/2016	$	18	$0	$(12)	$0	$(12)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016		32	0	(29)	0	(29)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.000	09/14/2016		17	0	4	4	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016		10	0	(8)	0	(8)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017		26	0	(5)	0	(5)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.050	03/30/2017		17	0	0	0	0

							$0	$273	$331	$(58)

Total Swap Agreements							$1,259	$5,530	$8,755	$(1,966)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $3,022 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
AZD	$568	$0	$0	$568	$(709)	$(69)	$0	$(778)	$(210)	$260	$50
BOA	13,278	98	1,042	14,418	(3,172)	(141)	(264)	(3,577)	10,841	(9,850)	991
BPS	847	39	2,142	3,028	(1,358)	(90)	(41)	(1,489)	1,539	354	1,893
BRC	217	0	138	355	(46)	(10)	(160)	(216)	139	0	139
CBK	5,495	3	1,845	7,343	(2,078)	(156)	(63)	(2,297)	5,046	(3,210)	1,836
DUB	934	0	3,088	4,022	(112)	0	(223)	(335)	3,687	(2,290)	1,397
FBF	507	62	0	569	(132)	(763)	(79)	(974)	(405)	0	(405)
GLM	10,136	28	57	10,221	(3,562)	(350)	(192)	(4,104)	6,117	(5,640)	477
GST	0	0	12	12	0	0	(116)	(116)	(104)	0	(104)
HUS	994	0	9	1,003	(2,437)	0	(5)	(2,442)	(1,439)	1,058	(381)
IND	508	0	0	508	(1,041)	0	0	(1,041)	(533)	415	(118)
JPM	4,017	40	166	4,223	(2,089)	(133)	(111)	(2,333)	1,890	(1,654)	236
MSB	4,821	0	0	4,821	(772)	0	0	(772)	4,049	(4,000)	49
MYC	0	0	3	3	0	0	(712)	(712)	(709)	625	(84)
NGF	0	0	134	134	0	(130)	0	(130)	4	0	4
RYL	0	0	59	59	0	0	0	0	59	0	59
SCX	10,245	147	0	10,392	(3,083)	0	0	(3,083)	7,309	(7,877)	(568)
UAG	1,727	0	60	1,787	(1,852)	(196)	0	(2,048)	(261)	190	(71)

Total Over the Counter	$54,294	$417	$8,755	$63,466	$(22,443)	$(2,038)	$(1,966)	$(26,447)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$37	$37
Futures	0	0	0	0	1,172	1,172
Swap Agreements	0	0	0	0	662	662

	$0	$0	$0	$0	$1,871	$1,871

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54,294	$0	$54,294
Purchased Options	0	0	0	398	19	417
Swap Agreements	0	813	0	7,015	927	8,755

	$0	$813	$0	$61,707	$946	$63,466

	$0	$813	$0	$61,707	$2,817	$65,337

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	109

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$539	$539
Swap Agreements	0	43	0	0	2,050	2,093

	$0	$43	$0	$0	$2,589	$2,632

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,443	$0	$22,443
Written Options	0	4	0	2,006	28	2,038
Swap Agreements	0	1,716	0	250	0	1,966

	$0	$1,720	$0	$24,699	$28	$26,447

	$0	$1,763	$0	$24,699	$2,617	$29,079

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(72)	$(72)
Futures	0	0	0	0	11,969	11,969
Swap Agreements	0	(4,108)	0	0	(12,000)	(16,108)

	$0	$(4,108)	$0	$0	$(103)	$(4,211)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(47,813)	$0	$(47,813)
Purchased Options	0	(32)	0	100	(4,823)	(4,755)
Written Options	0	522	0	5,365	6,236	12,123
Swap Agreements	0	230	0	(24,269)	834	(23,205)

	$0	$720	$0	$(66,617)	$2,247	$(63,650)

	$0	$(3,388)	$0	$(66,617)	$2,144	$(67,861)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	(1,914)	(1,914)
Swap Agreements	0	1,434	0	0	(5,173)	(3,739)

	$0	$1,434	$0	$0	$(7,077)	$(5,643)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,333	$0	$31,333
Purchased Options	0	0	0	(1,336)	3,279	1,943
Written Options	0	104	0	5,618	(634)	5,088
Swap Agreements	0	1,765	0	35,881	846	38,492

	$0	$1,869	$0	$71,496	$3,491	$76,856

	$0	$3,303	$0	$71,496	$(3,586)	$71,213

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$3,177	$0	$3,177
Sovereign Issues	0	11,699	0	11,699
Belgium
Corporate Bonds & Notes	0	2,165	0	2,165
Brazil
Corporate Bonds & Notes	0	5,688	0	5,688
Sovereign Issues	0	29,590	0	29,590
Canada
Corporate Bonds & Notes	0	3,231	0	3,231
Non-Agency Mortgage-Backed Securities	0	6,259	0	6,259
Sovereign Issues	0	100,618	0	100,618

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Cayman Islands
Asset-Backed Securities	$0	$12,750	$0	$12,750
Denmark
Corporate Bonds & Notes	0	108,811	0	108,811
Sovereign Issues	0	10,594	0	10,594
France
Corporate Bonds & Notes	0	9,441	0	9,441
Sovereign Issues	0	48,823	0	48,823
Germany
Corporate Bonds & Notes	0	15,730	0	15,730
Greece
Corporate Bonds & Notes	0	1,246	0	1,246
Sovereign Issues	0	3,744	0	3,744

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Ireland
Corporate Bonds & Notes	$0	$5,266	$0	$5,266
Non-Agency Mortgage-Backed Securities	0	1,249	0	1,249
Sovereign Issues	0	5,941	0	5,941
Italy
Non-Agency Mortgage-Backed Securities	0	2,917	0	2,917
Sovereign Issues	0	37,910	0	37,910
Japan
Corporate Bonds & Notes	0	6,463	0	6,463
Sovereign Issues	0	135,858	0	135,858
Jersey, Channel Islands
Corporate Bonds & Notes	0	3,106	0	3,106
Luxembourg
Asset-Backed Securities	0	1,076	0	1,076
Netherlands
Asset-Backed Securities	0	4,736	0	4,736
Corporate Bonds & Notes	0	17,247	0	17,247
Norway
Corporate Bonds & Notes	0	5,655	0	5,655
Sovereign Issues	0	1,582	0	1,582
Poland
Sovereign Issues	0	84	0	84
Portugal
Corporate Bonds & Notes	0	1,645	0	1,645
Slovenia
Sovereign Issues	0	99,340	0	99,340
South Africa
Sovereign Issues	0	436	0	436
South Korea
Corporate Bonds & Notes	0	1,599	0	1,599
Spain
Corporate Bonds & Notes	0	613	0	613
Sovereign Issues	0	56,868	0	56,868
Supranational
Corporate Bonds & Notes	0	15,535	0	15,535
Sweden
Corporate Bonds & Notes	0	10,209	0	10,209
Sovereign Issues	0	9,547	0	9,547
Switzerland
Corporate Bonds & Notes	0	18,444	0	18,444
Sovereign Issues	0	2,344	0	2,344

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
United Kingdom
Corporate Bonds & Notes	$0	$50,706	$0	$50,706
Non-Agency Mortgage-Backed Securities	0	7,655	0	7,655
Sovereign Issues	0	43,353	0	43,353
United States
Asset-Backed Securities	0	43,007	0	43,007
Corporate Bonds & Notes	0	59,991	4,927	64,918
Municipal Bonds & Notes	0	2,978	0	2,978
Non-Agency Mortgage-Backed Securities	0	146,726	4,792	151,518
Preferred Securities	367	0	0	367
U.S. Government Agencies	0	80,218	199	80,417
U.S. Treasury Obligations	0	152,982	0	152,982
Short-Term Instruments
Certificates of Deposit	0	2,100	0	2,100
Japan Treasury Bills	0	101,665	0	101,665
U.S. Treasury Bills	0	2,730	0	2,730
	$367	$1,513,347	$9,918	$1,523,632

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$210	$0	$0	$210

Total Investments	$577	$1,513,347	$9,918	$1,523,842

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(65,626)	$0	$(65,626)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,172	699	0	1,871
Over the counter	0	63,466	0	63,466
	$1,172	$64,165	$0	$65,337

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(539)	(1,964)	0	(2,503)
Over the counter	0	(26,447)	0	(26,447)
	$(539)	$(28,411)	$0	$(28,950)

Totals	$1,210	$1,483,475	$9,918	$1,494,603

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	111

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.6%

BAHRAIN 0.4%

SOVEREIGN ISSUES 0.4%
Bahrain Government International Bond
5.500% due 03/31/2020		$4,000	$4,049

Total Bahrain (Cost $3,959)			4,049

BELGIUM 0.3%

CORPORATE BONDS & NOTES 0.3%
KBC Bank NV
8.000% due 01/25/2023		$2,600	2,815

Total Belgium (Cost $2,746)			2,815

BRAZIL 2.6%

CORPORATE BONDS & NOTES 0.2%
Petrobras Global Finance BV
3.250% due 03/17/2017		$1,700	1,672
3.500% due 02/06/2017		700	690

			2,362

SOVEREIGN ISSUES 2.4%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	85,200	22,173

Total Brazil (Cost $24,247)			24,535

CANADA 4.7%

CORPORATE BONDS & NOTES 0.3%
Royal Bank of Canada
2.300% due 03/22/2021		$2,400	2,424

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%
Canadian Mortgage Pools
0.960% due 06/01/2020	CAD	1,751	1,333
1.160% due 07/01/2020		4,510	3,454
1.160% due 08/01/2020		1,643	1,258

			6,045

SOVEREIGN ISSUES 3.8%
Canada Government International Bond
3.000% due 12/01/2036 (d)		6,402	7,460
Province of Alberta
1.250% due 06/01/2020		4,200	3,229
2.350% due 06/01/2025		4,400	3,414
Province of Ontario
2.400% due 06/02/2026		25,300	19,655
2.600% due 06/02/2025		2,100	1,673

			35,431

Total Canada (Cost $43,297)			43,900

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.0%
BlackRock Senior Income
0.864% due 04/20/2019		$86	86
Mountain View Funding CLO Ltd.
0.882% due 04/15/2019		177	176

			262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.1%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 §		$2,676	$615
6.750% due 10/01/2023 §		3,043	700

			1,315

Total Cayman Islands (Cost $5,561)			1,577

CHINA 0.1%

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	2,730	457
China Government International Bond
3.290% due 04/18/2020		1,840	294
3.380% due 05/23/2023		900	144
4.080% due 08/22/2023		900	151

Total China (Cost $1,012)			1,046

COLOMBIA 0.6%

CORPORATE BONDS & NOTES 0.6%
Ecopetrol S.A.
5.875% due 05/28/2045		$6,900	5,466

Total Colombia (Cost $6,910)			5,466

CZECH REPUBLIC 1.4%

SOVEREIGN ISSUES 1.4%
Czech Republic Government International Bond
0.370% due 10/27/2016	CZK	315,700	13,317

Total Czech Republic (Cost $13,073)			13,317

DENMARK 2.1%

CORPORATE BONDS & NOTES 2.1%
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	45,400	6,817
Nykredit Realkredit A/S
2.500% due 10/01/2047		33,301	4,997
3.000% due 10/01/2047		40,983	6,340
Realkredit Danmark A/S
3.000% due 10/01/2047		10,600	1,649

Total Denmark (Cost $18,775)			19,803

FRANCE 2.3%

CORPORATE BONDS & NOTES 0.7%
Dexia Credit Local S.A.
1.225% due 03/23/2018		$1,800	1,801
1.875% due 03/28/2019		1,100	1,106
2.000% due 01/22/2021	EUR	3,200	3,955

			6,862

SOVEREIGN ISSUES 1.6%
France Government International Bond
2.500% due 05/25/2030 (h)		11,100	15,437

Total France (Cost $21,838)			22,299

GERMANY 6.7%

CORPORATE BONDS & NOTES 0.1%
KFW
5.000% due 03/19/2024	AUD	300	263
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		900	744

			1,007

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 6.6%
Republic of Germany
0.750% due 04/15/2018 (d)(h)	EUR	52,150	$61,639

Total Germany (Cost $74,207)			62,646

GREECE 0.4%

CORPORATE BONDS & NOTES 0.4%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,200	1,246
5.014% due 12/27/2017		2,200	2,275

Total Greece (Cost $3,806)			3,521

HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%
CNPC General Capital Ltd.
2.750% due 05/14/2019		$2,600	2,641

Total Hong Kong (Cost $2,587)			2,641

INDONESIA 2.3%

SOVEREIGN ISSUES 2.3%
Indonesia Government International Bond
6.750% due 01/15/2044		$6,000	7,267
8.250% due 06/15/2032	IDR	50,000,000	3,774
8.375% due 03/15/2034		134,648,000	10,307

Total Indonesia (Cost $21,685)			21,348

IRELAND 3.4%

ASSET-BACKED SECURITIES 0.1%
Aquilae CLO PLC
0.187% due 01/17/2023	EUR	149	169
Celf Low Levered Partners PLC
0.086% due 03/04/2024		307	343
LightPoint Pan-European CLO PLC
0.090% due 01/31/2022		100	114

			626

CORPORATE BONDS & NOTES 2.5%
Bank of Ireland
10.000% due 07/30/2016		10,465	12,225
Depfa ACS Bank
4.875% due 05/21/2019		8,300	10,885

			23,110

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
German Residential Funding Ltd.
0.949% due 08/27/2024		6,647	7,632

Total Ireland (Cost $32,256)			31,368

ITALY 4.2%

CORPORATE BONDS & NOTES 1.2%
Banca Carige SpA
3.875% due 10/24/2018	EUR	4,600	5,647
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$5,700	5,348

			10,995

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%
Casa D’este Finance SRL
0.125% due 09/15/2040	EUR	1,969	$2,187
Claris Finance SRL
0.354% due 10/31/2060		7,218	8,146
Giovecca Mortgages SRL
0.454% due 04/23/2048		1,645	1,858

			12,191

SOVEREIGN ISSUES 1.7%
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (d)		7,063	8,523
4.750% due 09/01/2044 (h)		4,600	7,864

			16,387

Total Italy (Cost $42,428)			39,573

LUXEMBOURG 0.2%

ASSET-BACKED SECURITIES 0.0%
E-Carat S.A.
0.852% due 11/18/2020	EUR	30	34

CORPORATE BONDS & NOTES 0.2%
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$1,870	2,126

Total Luxembourg (Cost $2,181)			2,160

MEXICO 0.7%

CORPORATE BONDS & NOTES 0.0%
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$700	0

SOVEREIGN ISSUES 0.7%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	6,300	6,257

Total Mexico (Cost $7,204)			6,257

NETHERLANDS 4.5%

ASSET-BACKED SECURITIES 0.6%
Cadogan Square CLO BV
0.177% due 02/01/2022	EUR	806	914
0.177% due 01/17/2023		2,788	3,141
Panther CDO BV
0.312% due 10/15/2084		1,031	1,141
Wood Street CLO BV
0.231% due 11/22/2021		123	139

			5,335

CORPORATE BONDS & NOTES 3.8%
ING Bank NV
2.625% due 12/05/2022		$17,800	18,177
Rabobank Group
8.375% due 07/26/2016 (e)		9,500	9,649
8.400% due 06/29/2017 (e)		1,400	1,480
Vonovia Finance BV
3.200% due 10/02/2017		6,760	6,828

			36,134

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
EMF-NL Prime BV
0.658% due 04/17/2041	EUR	490	477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eurosail BV
1.358% due 10/17/2040	EUR	245	$271

			748

Total Netherlands (Cost $42,041)			42,217

NORWAY 0.9%

CORPORATE BONDS & NOTES 0.6%
Eksportfinans ASA
2.375% due 05/25/2016		$1,400	1,402
5.500% due 05/25/2016		600	603
5.500% due 06/26/2017		3,400	3,544

			5,549

SOVEREIGN ISSUES 0.3%
Norway Government International Bond
3.750% due 05/25/2021	NOK	17,700	2,471

Total Norway (Cost $8,092)			8,020

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
3.250% due 07/25/2025	PLN	15,000	4,196
5.750% due 09/23/2022		132	43

Total Poland (Cost $4,494)			4,239

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	2,100	585
Novo Banco S.A.
5.000% due 04/04/2019		200	175
5.000% due 04/23/2019		1,100	962
5.000% due 05/21/2019		810	709
5.000% due 05/23/2019		1,650	1,444

Total Portugal (Cost $7,213)			3,875

QATAR 1.1%

SOVEREIGN ISSUES 1.1%
Qatar Government International Bond
4.500% due 01/20/2022		$2,000	2,209
5.250% due 01/20/2020		6,425	7,164
6.400% due 01/20/2040		700	935

Total Qatar (Cost $9,574)			10,308

SLOVENIA 3.6%

SOVEREIGN ISSUES 3.6%
Slovenia Government International Bond
4.125% due 02/18/2019		$3,800	4,014
4.750% due 05/10/2018		2,800	2,965
5.250% due 02/18/2024		3,200	3,592
5.500% due 10/26/2022		2,200	2,493
5.850% due 05/10/2023		17,700	20,447

Total Slovenia (Cost $30,504)			33,511

SOUTH AFRICA 0.3%

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
5.375% due 07/24/2044		$3,000	2,979

Total South Africa (Cost $2,950)			2,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%
Korea Land & Housing Corp.
1.875% due 08/02/2017		$1,700	$1,707

Total South Korea (Cost $1,697)			1,707

SPAIN 2.3%

CORPORATE BONDS & NOTES 1.0%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (e)	EUR	2,400	2,509
Banco Popular Espanol S.A.
8.250% due 04/10/2020 (e)		6,400	6,022
Banco Santander S.A.
6.250% due 09/11/2021 (e)		1,000	1,022

			9,553

SOVEREIGN ISSUES 1.3%
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,000	3,402
4.750% due 06/04/2018		1,850	2,111
4.950% due 02/11/2020		600	684
Autonomous Community of Madrid
4.688% due 03/12/2020		2,600	3,440
Autonomous Community of Valencia
2.115% due 09/03/2017		400	459
4.000% due 11/02/2016		200	232
Spain Government International Bond
2.900% due 10/31/2046		1,860	2,225

			12,553

Total Spain (Cost $22,740)			22,106

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Inter-American Development Bank
1.875% due 03/15/2021		$3,100	3,154

Total Supranational (Cost $3,095)			3,154

SWEDEN 0.5%

CORPORATE BONDS & NOTES 0.5%
Stadshypotek AB
4.250% due 10/10/2017	AUD	1,500	1,170
Swedbank AB
2.200% due 03/04/2020		$3,200	3,212

Total Sweden (Cost $4,609)			4,382

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%
UBS AG
7.250% due 02/22/2022		$12,025	12,396

Total Switzerland (Cost $12,436)			12,396

UNITED KINGDOM 11.6%

CORPORATE BONDS & NOTES 5.4%
Bakkavor Finance PLC
8.250% due 02/15/2018	GBP	70	104
Barclays Bank PLC
7.625% due 11/21/2022		$8,600	9,261
7.750% due 04/10/2023		3,000	3,154

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	113

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	1,800	$1,820
8.000% due 12/15/2020 (e)		800	883
British Telecommunications PLC
8.500% due 12/07/2016	GBP	4,049	6,092
Lloyds Bank PLC
4.875% due 03/30/2027		9,500	16,642
12.000% due 12/16/2024 (e)		$1,600	2,157
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	1,500	2,090
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$2,800	2,967
13.125% due 03/19/2022	AUD	1,600	1,314
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (e)	GBP	2,900	3,842

			50,326

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%
Alba PLC
0.780% due 11/25/2042		776	1,003
Bluestone Securities PLC
0.004% due 06/09/2043	EUR	1,882	1,957
0.787% due 06/09/2044	GBP	2,832	3,824
Deco UK PLC
0.749% due 01/27/2020		5,018	6,926
Eddystone Finance PLC
1.114% due 04/19/2021		3,522	4,925
Eurosail PLC
0.035% due 03/13/2045	EUR	848	924
0.751% due 12/10/2044	GBP	1,237	1,713
Great Hall Mortgages PLC
0.093% due 06/18/2039	EUR	1,211	1,293
0.719% due 03/18/2039	GBP	1,708	2,316
0.729% due 06/18/2039		533	712
0.739% due 06/18/2038		638	865
Leek Finance PLC
0.868% due 12/21/2037		1,591	2,430
Mortgage Funding PLC
1.691% due 03/13/2046		309	436
Nemus Arden PLC
0.823% due 02/15/2020		3,329	4,674
Newgate Funding PLC
0.375% due 12/15/2050	EUR	565	594
Residential Mortgage Securities PLC
3.091% due 12/16/2050	GBP	2,831	4,149
Southern Pacific Financing PLC
0.771% due 06/10/2043		490	681
1.191% due 12/10/2042		288	354

			39,776

SOVEREIGN ISSUES 2.0%
United Kingdom Gilt
0.125% due 03/22/2024 (d)(h)		11,672	18,523

Total United Kingdom (Cost $118,957)			108,625

UNITED STATES 47.9%

ASSET-BACKED SECURITIES 8.1%
Accredited Mortgage Loan Trust
0.563% due 02/25/2037		$1,898	1,815
0.716% due 04/25/2036		700	610
0.920% due 09/25/2035		100	83
ACE Securities Corp. Home Equity Loan Trust
1.333% due 12/25/2034		190	170

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.883% due 07/25/2035	$300	$271
0.883% due 01/25/2036	300	280
Argent Securities Trust
0.583% due 06/25/2036	1,443	475
0.583% due 07/25/2036	858	328
0.673% due 07/25/2036	1,072	421
Asset-Backed Funding Certificates Trust
0.593% due 01/25/2037	762	447
0.653% due 01/25/2037	2,057	1,220
Asset-Backed Securities Corp. Home Equity Loan Trust
1.378% due 09/25/2034	1,115	1,027
Bear Stearns Asset-Backed Securities Trust
0.543% due 02/25/2037	1,246	1,173
0.673% due 06/25/2047	1,000	834
0.753% due 01/25/2047	617	578
0.833% due 09/25/2046	255	216
0.843% due 12/25/2035	1,000	977
0.923% due 09/25/2035	1,000	843
1.103% due 06/25/2035	2,000	1,725
Countrywide Asset-Backed Certificates
0.553% due 06/25/2036	1	1
0.573% due 07/25/2037 ^	1,439	1,267
0.573% due 06/25/2047 ^	1,555	1,248
0.583% due 05/25/2037	1,744	1,621
0.603% due 05/25/2037	949	887
0.613% due 07/25/2036	446	439
0.613% due 08/25/2036	96	94
0.653% due 09/25/2037 ^	274	240
0.693% due 12/25/2036	4,100	2,981
1.203% due 11/25/2035	368	356
4.382% due 04/25/2036	800	807
4.946% due 07/25/2036	1,271	1,256
5.016% due 10/25/2046 ^	2,043	1,946
Countrywide Asset-Backed Certificates Trust
0.783% due 04/25/2036	479	473
1.033% due 08/25/2035	136	135
1.076% due 10/25/2035	1,000	868
1.093% due 08/25/2035	5,764	3,924
1.153% due 07/25/2034	493	456
4.778% due 02/25/2036	1,000	1,001
Credit Suisse First Boston Mortgage Securities Corp.
1.053% due 01/25/2032	31	26
Credit-Based Asset Servicing and Securitization LLC
0.653% due 07/25/2037	385	231
3.983% due 03/25/2037 ^	1,349	643
Fieldstone Mortgage Investment Trust
0.593% due 11/25/2036	1,503	781
First Franklin Mortgage Loan Trust
0.573% due 09/25/2036	963	908
0.593% due 04/25/2036	320	263
0.923% due 09/25/2035	1,152	1,125
1.708% due 07/25/2034	562	519
First NLC Trust
1.138% due 12/25/2035	874	821
Fremont Home Loan Trust
0.603% due 02/25/2036	1,570	1,321
0.683% due 05/25/2036	1,832	1,039
0.913% due 07/25/2035	462	455
GSAA Home Equity Trust
0.883% due 08/25/2037	443	398
GSAMP Trust
0.523% due 01/25/2037	248	142
0.533% due 12/25/2046	1,582	853
0.553% due 12/25/2036	1,216	626
0.583% due 12/25/2046	1,028	559
0.703% due 04/25/2036	1,000	578

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Asset Trust
1.633% due 10/25/2033	$684	$625
HSI Asset Securitization Corp. Trust
0.653% due 12/25/2036	732	288
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.673% due 04/25/2037	762	442
JPMorgan Mortgage Acquisition Trust
0.516% due 08/25/2036	6	3
0.583% due 07/25/2036	2,539	1,236
Massachusetts Educational Financing Authority
1.569% due 04/25/2038	109	108
MASTR Asset-Backed Securities Trust
0.673% due 03/25/2036	1,000	588
0.733% due 01/25/2036	300	289
Merrill Lynch Mortgage Investors Trust
0.543% due 08/25/2037	824	475
0.696% due 04/25/2037	1,000	504
0.743% due 08/25/2036	200	187
Morgan Stanley ABS Capital, Inc. Trust
0.523% due 01/25/2037	783	408
0.573% due 10/25/2036	852	450
0.573% due 11/25/2036	316	185
0.583% due 06/25/2036	361	222
0.583% due 11/25/2036	1,761	1,007
0.653% due 11/25/2036	316	187
0.663% due 10/25/2036	1,124	677
1.078% due 09/25/2035	500	446
Morgan Stanley Home Equity Loan Trust
0.903% due 08/25/2035	300	291
New Century Home Equity Loan Trust
0.713% due 10/25/2035	102	103
0.943% due 09/25/2035	1,000	923
RAAC Trust
0.913% due 03/25/2037	687	663
1.003% due 03/25/2037	1,412	1,151
Renaissance Home Equity Loan Trust
5.797% due 08/25/2036	526	309
Residential Asset Mortgage Products Trust
0.593% due 12/25/2036	143	138
0.823% due 02/25/2036	1,000	982
1.053% due 05/25/2035	1,000	896
Residential Asset Securities Corp. Trust
0.583% due 07/25/2036	1,795	1,574
0.583% due 08/25/2036	491	475
0.683% due 04/25/2037	1,916	1,750
0.773% due 11/25/2035	500	454
0.853% due 10/25/2035	200	176
Securitized Asset-Backed Receivables LLC Trust
0.723% due 12/25/2035	1,272	1,130
1.408% due 03/25/2035	597	571
Soundview Home Loan Trust
0.673% due 07/25/2036	1,000	581
0.693% due 02/25/2037	1,669	638
Specialty Underwriting & Residential Finance Trust
0.733% due 12/25/2036	1,240	1,039
4.475% due 02/25/2037 ^	763	364
Structured Asset Investment Loan Trust
1.123% due 06/25/2035	963	944
1.153% due 02/25/2035	1,000	943
1.408% due 10/25/2033	454	439
Structured Asset Securities Corp. Mortgage Loan Trust
0.593% due 03/25/2036	361	348
0.773% due 02/25/2036	1,000	893
0.883% due 11/25/2035	1,000	899
Washington Mutual Asset-Backed Certificates Trust
0.673% due 05/25/2036	1,741	1,202

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Home Equity Asset-Backed Securities Trust
0.693% due 05/25/2036		$2,000	$1,880
1.023% due 11/25/2035		1,250	1,141

			76,005

CORPORATE BONDS & NOTES 8.2%
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		14,900	14,683
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		2,200	2,263
3.300% due 02/01/2023		1,100	1,145
AT&T, Inc.
5.875% due 04/28/2017	GBP	3,400	5,120
Bank of America Corp.
6.875% due 04/25/2018		$6,025	6,620
CCO Safari LLC
3.579% due 07/23/2020		5,000	5,115
4.464% due 07/23/2022		1,400	1,468
4.908% due 07/23/2025		960	1,014
CIT Group, Inc.
4.250% due 08/15/2017		100	102
5.000% due 05/15/2017		500	510
5.250% due 03/15/2018		800	830
Citigroup, Inc.
1.311% due 04/27/2018		2,200	2,186
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		773	813
CVS Pass-Through Trust
7.507% due 01/10/2032		2,404	2,900
Ford Motor Credit Co. LLC
1.557% due 01/09/2018		1,900	1,878
General Motors Financial Co., Inc.
2.750% due 05/15/2016		100	100
Goldman Sachs Group, Inc.
2.875% due 02/25/2021		1,800	1,835
International Lease Finance Corp.
5.750% due 05/15/2016		100	100
8.750% due 03/15/2017		600	634
JPMorgan Chase & Co.
2.550% due 10/29/2020		1,800	1,826
Navient Corp.
8.000% due 03/25/2020		2,000	1,995
New York Life Global Funding
1.125% due 03/01/2017		1,400	1,404
Rio Oil Finance Trust
9.250% due 07/06/2024		1,750	1,103
SABMiller Holdings, Inc.
4.950% due 01/15/2042		2,600	2,908
Tagua Leasing LLC
1.581% due 11/16/2024		5,317	5,265
UIL Holdings Corp.
4.625% due 10/01/2020		4,100	4,354
Verizon Communications, Inc.
5.150% due 09/15/2023		1,000	1,156
Wells Fargo & Co.
2.600% due 07/22/2020		4,200	4,302
3.000% due 02/19/2025		3,100	3,131

			76,760

MUNICIPAL BONDS & NOTES 3.7%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028		6,950	9,360
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		4,600	5,761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	$7,500	$9,266
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	6,400	7,953
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,480	2,532

		34,872

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.3%
Adjustable Rate Mortgage Trust
2.480% due 01/25/2035	222	225
2.681% due 01/25/2036 ^	71	62
4.818% due 11/25/2037 ^	543	397
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^	599	490
Banc of America Funding Trust
0.642% due 04/20/2047 ^	298	233
0.643% due 04/25/2037 ^	174	115
2.826% due 05/25/2035	358	366
6.000% due 07/25/2037 ^	417	326
Banc of America Mortgage Trust
2.823% due 09/25/2034	599	585
5.500% due 11/25/2035 ^	640	601
6.000% due 10/25/2036 ^	256	213
Banc of America Re-REMIC Trust
5.650% due 02/17/2051	2,671	2,701
BCAP LLC Trust
0.606% due 08/26/2046	1,000	942
0.643% due 05/25/2047	794	589
0.653% due 05/25/2047 ^	884	670
4.000% due 02/26/2037	332	330
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 02/25/2036	152	137
2.727% due 12/25/2046 ^	1,620	1,397
2.772% due 08/25/2035	98	86
3.003% due 02/25/2034	29	28
3.004% due 05/25/2047 ^	1,296	1,165
3.177% due 04/25/2034	235	228
Bear Stearns ALT-A Trust
2.566% due 03/25/2036	751	514
2.792% due 09/25/2035	140	117
3.006% due 05/25/2035	284	274
3.039% due 05/25/2036 ^	682	462
3.121% due 09/25/2035 ^	611	452
Chase Mortgage Finance Trust
2.801% due 03/25/2037 ^	600	473
5.500% due 11/25/2035	913	911
Citigroup Mortgage Loan Trust, Inc.
0.606% due 10/25/2046	4	4
2.717% due 05/25/2035	180	169
5.323% due 04/25/2037 ^	409	351
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.603% due 09/25/2035 ^	2,858	2,447
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037 ^	1,069	912
Countrywide Alternative Loan Trust
0.612% due 02/20/2047 ^	4,350	3,246
0.642% due 07/20/2046 ^	213	148
0.713% due 02/25/2037	1,085	839
0.758% due 11/20/2035	113	90
2.813% due 06/25/2037	861	742
5.500% due 10/25/2035 ^	55	51
5.500% due 02/25/2036 ^	97	87

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/25/2037 ^	$884	$851
6.000% due 02/25/2037 ^	1,657	1,287
6.000% due 05/25/2037 ^	778	619
6.250% due 12/25/2036 ^	789	627
6.500% due 08/25/2037 ^	477	323
8.000% due 10/25/2036 ^	58	58
Countrywide Home Loan Mortgage Pass-Through Trust
1.183% due 03/25/2035	970	638
2.763% due 08/25/2034 ^	19	16
6.000% due 02/25/2037 ^	366	340
6.250% due 09/25/2036 ^	604	551
6.500% due 11/25/2036 ^	1,435	1,277
Countrywide Home Loan Reperforming REMIC Trust
0.773% due 06/25/2035	392	349
Credit Suisse Mortgage Capital Certificates
2.636% due 04/26/2038	1,600	1,563
3.066% due 08/28/2036	98	96
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.750% due 08/25/2036 ^	582	458
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	583	488
Downey Savings & Loan Association Mortgage Loan Trust
2.619% due 07/19/2044	96	95
GreenPoint Mortgage Funding Trust
0.593% due 02/25/2037 ^	111	92
Greenpoint Mortgage Pass-Through Certificates
3.092% due 10/25/2033	44	44
GSR Mortgage Loan Trust
2.903% due 05/25/2037 ^	46	41
HarborView Mortgage Loan Trust
0.672% due 06/19/2035	1,309	1,154
2.853% due 02/25/2036 ^	98	82
2.931% due 07/19/2035 ^	44	36
2.954% due 07/19/2035	134	131
HomeBanc Mortgage Trust
0.763% due 10/25/2035	1,251	1,156
HSI Asset Securitization Corp. Trust
0.653% due 11/25/2035	1,100	651
Impac Secured Assets Trust
0.603% due 01/25/2037	962	825
2.768% due 07/25/2035	157	114
IndyMac Mortgage Loan Trust
0.673% due 07/25/2035	20	17
2.632% due 11/25/2035	1,577	1,333
2.711% due 12/25/2034	13	12
3.017% due 06/25/2036	471	383
JPMorgan Alternative Loan Trust
2.865% due 05/25/2037 ^	720	592
3.222% due 12/25/2036	283	262
JPMorgan Mortgage Trust
2.667% due 10/25/2035 ^	675	604
2.768% due 02/25/2035	19	19
2.796% due 07/25/2035	261	260
2.824% due 07/25/2035	463	468
Lavender Trust
6.250% due 10/26/2036	268	272
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	576	551
Lehman XS Trust
0.596% due 03/25/2047 ^	1,116	906
Merrill Lynch Mortgage Investors Trust
0.643% due 02/25/2036	75	68
0.683% due 11/25/2035	11	10
1.439% due 10/25/2035	10	9
2.823% due 03/25/2036 ^	179	119

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	115

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital Trust
5.692% due 04/15/2049	$300	$307
Morgan Stanley Mortgage Loan Trust
1.333% due 02/25/2036 ^	101	87
3.080% due 09/25/2035 ^	376	303
5.381% due 05/25/2036 ^	340	261
Morgan Stanley Re-REMIC Trust
5.794% due 08/15/2045	166	170
Prime Mortgage Trust
0.933% due 02/25/2035	523	491
6.000% due 06/25/2036 ^	212	188
Residential Accredit Loans, Inc. Trust
0.533% due 05/25/2037	819	601
0.563% due 02/25/2037	911	788
0.573% due 01/25/2037	1,424	1,144
0.603% due 12/25/2036	541	416
0.613% due 06/25/2046	375	154
0.623% due 07/25/2036	746	579
0.833% due 11/25/2036 ^	534	321
5.000% due 09/25/2036 ^	147	112
6.000% due 07/25/2036 ^	927	733
6.500% due 07/25/2037	730	619
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	632	564
6.000% due 06/25/2037 ^	69	64
Structured Adjustable Rate Mortgage Loan Trust
0.653% due 06/25/2037	607	522
0.753% due 10/25/2035	239	196
3.675% due 04/25/2036 ^	376	275
Structured Asset Mortgage Investments Trust
0.633% due 05/25/2036	680	500
0.643% due 05/25/2036	66	51
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	340	342
Suntrust Adjustable Rate Mortgage Loan Trust
6.009% due 02/25/2037 ^	605	509
Thornburg Mortgage Securities Trust
1.173% due 09/25/2044	84	78
2.527% due 04/25/2045	155	152
WaMu Mortgage Pass-Through Certificates Trust
0.713% due 11/25/2045	185	161
0.823% due 10/25/2044	196	189
1.717% due 08/25/2042	14	13
3.754% due 12/25/2036 ^	593	519
6.002% due 10/25/2036 ^	1,043	824
Washington Mutual Mortgage Pass-Through Certificates Trust
0.593% due 02/25/2037 ^	1,054	764
5.500% due 11/25/2035 ^	219	215
6.500% due 08/25/2035 ^	199	176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.833% due 01/25/2035	$811	$802
2.837% due 03/25/2036	615	608
2.838% due 01/25/2035	58	58

		58,878

U.S. GOVERNMENT AGENCIES 10.5%
Fannie Mae
2.440% due 08/01/2022	468	481
2.500% due 03/01/2027 - 12/01/2027	7,159	7,386
2.850% due 06/01/2022	583	610
3.000% due 12/01/2021 - 05/01/2043	4,135	4,302
3.500% due 01/01/2026 - 10/01/2040	32	33
4.000% due 09/01/2030 - 12/01/2041	2,029	2,178
4.500% due 05/01/2023 - 12/01/2044	5,527	6,003
5.000% due 02/01/2027 - 10/01/2041	3,735	4,153
5.500% due 01/01/2029 - 02/01/2041	1,073	1,209
6.000% due 06/01/2026 - 06/01/2040	1,325	1,510
Fannie Mae, TBA
2.500% due 04/01/2031 - 05/01/2031	7,000	7,177
3.000% due 05/01/2046	12,000	12,289
3.500% due 04/01/2046	19,700	20,662
4.000% due 06/01/2046	7,800	8,310
Freddie Mac
4.500% due 05/01/2041	306	334
Freddie Mac, TBA
3.000% due 04/01/2046 - 05/01/2046	9,000	9,206
Ginnie Mae, TBA
3.500% due 04/01/2046	3,700	3,912
4.000% due 05/01/2046	8,000	8,541

		98,296

U.S. TREASURY OBLIGATIONS 11.1%
U.S. Treasury Bonds
2.875% due 08/15/2045 (l)	2,700	2,841
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (l)	206	210
0.250% due 01/15/2025 (h)(j)(l)	21,506	21,712
2.375% due 01/15/2025 (h)(j)(l)	26,518	31,618
2.500% due 01/15/2029 (h)(l)	25,952	32,651

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.625% due 02/15/2026		$15,100	$14,889

			103,921

Total United States (Cost $431,176)			448,732

SHORT-TERM INSTRUMENTS 9.5%

REPURCHASE AGREEMENTS (g) 0.1%
			1,245

CZECH REPUBLIC TREASURY BILLS 0.4%
(0.152)% due 09/30/2016 (b)(c)	CZK	92,000	3,871

JAPAN TREASURY BILLS 8.1%
(0.102%) due 05/12/2016 - 06/13/2016 (a)(b)	JPY	8,620,000	76,605

U.S. TREASURY BILLS 0.9%
0.231% due 04/07/2016 - 04/28/2016 (a)(b)(h)(l)		$8,483	8,482

Total Short-Term Instruments (Cost $89,478)			90,203

Total Investments in Securities (Cost $1,116,828)			1,104,775

		SHARES
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%
PIMCO Short-Term Floating NAV Portfolio III		4,213,182	41,630

Total Short-Term Instruments (Cost $41,624)			41,630

Total Investments in Affiliates (Cost $41,624)			41,630

Total Investments 122.0% (Cost $1,158,452)			$1,146,405

Financial Derivative Instruments (i)(k) 0.3% (Cost or Premiums, net $(4,052))			3,101

Other Assets and Liabilities, net (22.3%)			(209,702)

Net Assets 100.0%			$939,804

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 14,900	$14,683	1.56%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$1,245	U.S. Treasury Notes 2.250% due 07/31/2021	$(1,271)	$1,245	$1,245

Total Repurchase Agreements						$(1,271)	$1,245	$1,245

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.450%	10/07/2015	04/07/2016	$ (31,203)	$(31,272)
JML	(0.360)	03/07/2016	04/12/2016	EUR (20,860)	(23,731)

Total Reverse Repurchase Agreements					$(55,003)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
MSC	(0.183)%	02/19/2016	05/04/2016	EUR	(6,660)	$(7,474)
	0.669	02/10/2016	04/11/2016	$	(2,919)	(2,922)
MYI	(0.230)	02/19/2016	04/12/2016	EUR	(13,503)	(15,370)
ULW	(0.270)	01/12/2016	04/12/2016		(83,414)	(94,715)
	0.670	02/11/2016	04/21/2016	GBP	(12,813)	(18,402)

Total Sale-Buyback Transactions						$(138,883)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(194,662) at a weighted average interest rate of 0.146%.
(3)	Payable for sale-buyback transactions includes $(118) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.500%	05/01/2046	$ 4,300	$(4,669)	$(4,674)

Total Short Sales				$(4,669)	$(4,674)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	117

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $194,584 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(31,272)	$0	$(31,272)	$31,279	$7
JML	0	(23,731)	0	(23,731)	23,515	(216)
SSB	1,245	0	0	1,245	(1,271)	(26)

Master Securities Forward Transaction Agreement
MSC	0	0	(10,396)	(10,396)	10,893	497
MYI	0	0	(15,370)	(15,370)	14,847	(523)
ULW	0	0	(113,117)	(113,117)	112,817	(300)

Total Borrowings and Other Financing Transactions	$1,245	$(55,003)	$(138,883)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(23,731)	$0	$0	$(23,731)
U.S. Treasury Obligations	0	(31,272)	0	0	(31,272)

Total	$0	$(55,003)	$0	$0	$(55,003)

Sale-Buyback Transactions
Sovereign Issues	0	(128,487)	(7,474)	0	(135,961)
U.S. Treasury Obligations	0	(2,922)	0	0	(2,922)

Total	$0	$(131,409)	$(7,474)	$0	$(138,883)

Total Borrowings	$0	$(186,412)	$(7,474)	$0	$(193,886)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(193,886)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$ 112.250	05/20/2016	757	$7	$5
Call - CBOT U.S. Treasury 5-Year Note June Futures	215.000	05/20/2016	124	1	0
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/20/2016	1,686	14	26
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	107.000	05/20/2016	81	1	1
Call - MSE Canada Government 10-Year Bond June Futures	CAD 165.000	05/20/2016	161	1	1

				$24	$33

Total Purchased Options				$24	$33

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2016	334	$0	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	173	(296)	0	(2)
90-Day Eurodollar June Futures	Short	06/2016	35	(32)	0	0
90-Day Eurodollar March Futures	Short	03/2017	120	(244)	0	(3)
90-Day Eurodollar September Futures	Short	09/2016	65	(16)	0	0
90-Day Eurodollar September Futures	Short	09/2017	88	(7)	0	(7)
Australia Government 10-Year Bond June Futures	Long	06/2016	60	34	43	0
Call Options Strike @ EUR 113.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2016	753	(1)	0	0
Call Options Strike @ EUR 163.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	91	(102)	17	(5)
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond June Futures	Long	05/2016	687	(1)	0	0
Canada Government 10-Year Bond June Futures	Short	06/2016	29	28	13	0
Euro-Bobl June Futures	Long	06/2016	1,096	(528)	0	(87)
Euro-BONO June Futures June Futures	Short	06/2016	3	(7)	0	(1)
Euro-BTP Italy Government Bond June Futures	Long	06/2016	40	112	12	(1)
Euro-Bund 10-Year Bond June Futures	Short	06/2016	378	219	116	(26)
Euro-Buxl 30-Year Bond June Futures	Short	06/2016	33	(156)	34	(15)
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2016	57	142	3	(7)
Euro-Schatz June Futures	Short	06/2016	657	134	7	0
Japan Government 10-Year Bond June Futures	Short	06/2016	15	(51)	71	(5)
Put Options Strike @ EUR 122.500 on Euro-Bobl June Futures	Long	05/2016	1,096	(1)	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	607	149	133	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	1,280	(178)	480	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2016	124	111	0	(120)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	81	4	86	0
United Kingdom Long Gilt June Futures	Long	06/2016	2	1	1	(1)

Total Futures Contracts				$(686)	$1,016	$(280)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe Main 25 5-Year Index	(1.000)%	06/20/2021	EUR	34,050	$(549)	$28	$0	$(67)
iTraxx Europe Senior 24 5-Year Index	(1.000)	12/20/2020		27,500	(258)	72	0	(73)

					$(807)	$100	$0	$(140)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$	42,700	$228	$294	$0	$(5)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	119

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill *	5.800%	12/19/2023	CAD	3,900	$628	$110	$0	$(7)
Pay	3-Month CAD-Bank Bill	3.300	06/19/2024		4,200	536	161	0	(11)
Pay	3-Month CAD-Bank Bill *	6.200	12/15/2025		2,900	441	103	0	(8)
Receive	3-Month CAD-Bank Bill *	2.200	06/16/2026		36,100	(1,755)	21	128	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	28,300	17	126	0	(5)
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		39,700	32	157	0	(7)
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		27,300	23	123	0	(5)
Pay	3-Month SEK-STIBOR	1.080	01/26/2025		9,900	13	45	0	(2)
Pay	3-Month USD-LIBOR *	1.250	06/15/2018	$	25,800	180	75	10	0
Pay	3-Month USD-LIBOR *	2.000	06/15/2021		37,600	1,396	39	70	0
Receive	3-Month USD-LIBOR	2.038	08/31/2022		32,000	(1,411)	(827)	0	(73)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		5,500	(229)	(142)	0	(12)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		235,200	(14,862)	(8,288)	0	(636)
Receive	3-Month USD-LIBOR	2.300	01/13/2023		14,400	(911)	(441)	0	(35)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		55,300	(4,837)	(2,749)	0	(208)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		50,300	(2,600)	(841)	0	(189)
Pay	3-Month USD-LIBOR	2.500	12/16/2035		8,500	705	664	42	0
Pay	3-Month USD-LIBOR *	2.500	06/15/2046		3,800	284	52	26	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	16,200	(91)	41	0	(8)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		20,400	284	99	0	(36)
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		50	(3)	0	0	0
Receive	6-Month GBP-LIBOR *	1.750	09/16/2018	GBP	34,900	(910)	(384)	0	(32)
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		43,400	540	445	90	0
Receive	6-Month GBP-LIBOR	1.700	03/10/2026		450	(19)	(15)	0	(1)
Pay	6-Month GBP-LIBOR *	1.750	03/15/2047		1,200	39	19	8	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	12,650,000	586	497	8	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2020		3,570,000	(846)	(396)	17	0
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		2,560,000	324	(117)	0	(67)
Receive	6-Month JPY-LIBOR	1.250	06/17/2035		20,000	(26)	(13)	1	0
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		1,000,000	1,284	1,068	0	(57)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		110,000	(242)	(29)	8	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017	MXN	449,600	(159)	(95)	1	0
Pay	28-Day MXN-TIIE	4.260	10/31/2017		125,100	(31)	(30)	0	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		91,100	11	(12)	3	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		431,500	288	7	24	0
Pay	28-Day MXN-TIIE	5.795	12/10/2021		41,900	43	(18)	3	0
Pay	28-Day MXN-TIIE	5.555	01/25/2023		35,100	(13)	(10)	3	0

						$(21,291)	$(10,555)	$442	$(1,399)

Total Swap Agreements						$(21,870)	$(10,161)	$442	$(1,544)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $17,054 and cash of $4,630 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$33	$1,016	$442	$1,491	$0	$(280)	$(1,546)	$(1,826)

(1)	Unsettled variation margin liability of $(2) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2016		AUD	1,748	$		1,251	$0	$(88)
	04/2016	$		3,695		CHF	3,597	45	0
	05/2016			420		IDR	5,794,987	18	0

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		BRL	26,230	$		7,370	$75	$0
	04/2016		CLP	569,865			814	0	(36)
	04/2016		DKK	191,500			28,321	0	(923)
	04/2016		JPY	1,135,900			9,989	0	(103)
	04/2016		NZD	7,949			5,299	0	(195)
	04/2016		SEK	1,415			165	0	(9)
	04/2016	$		3,169		AUD	4,430	226	0
	04/2016			6,666		BRL	26,230	629	0
	04/2016			10,253		DKK	67,543	61	0
	04/2016			5,724		EUR	5,194	186	0
	04/2016			1,070		KRW	1,279,787	47	0
	05/2016		DKK	67,543	$		10,261	0	(61)
	05/2016		ILS	4,296			1,103	0	(42)
	05/2016		JPY	1,400,000			12,255	0	(199)
	05/2016		KRW	2,877,818			2,331	0	(178)
	05/2016	$		2,544		CNH	16,483	1	0
	05/2016			4,723		CNY	31,730	175	0
	05/2016			9,996		JPY	1,135,900	105	0
	05/2016			3,727		SGD	5,132	80	0
	05/2016			1,929		THB	67,313	0	(18)
	06/2016		COP	3,551,945	$		1,049	0	(128)
	07/2016		DKK	56,066			8,467	0	(119)
	09/2016		CNH	21,780			3,295	0	(47)
	10/2016		BRL	10,500			2,726	0	(46)
	01/2017		CNY	39,005			5,626	0	(296)

BPS	04/2016		BRL	29,814			8,377	86	0
	04/2016		CLP	739,961			1,058	0	(46)
	04/2016		DKK	10,655			1,601	0	(27)
	04/2016		KRW	1,838,576			1,522	0	(82)
	04/2016		TWD	50,957			1,522	0	(63)
	04/2016	$		7,956		BRL	29,814	336	0
	04/2016			733		CLP	521,072	45	0
	04/2016			4,530		CNH	30,335	159	0
	05/2016		CNH	13,998	$		2,119	0	(43)
	05/2016	$		2,119		CNY	13,998	42	0
	05/2016			5,459		MYR	23,763	669	0
	06/2016		COP	10,919,631	$		3,190	0	(430)
	09/2016		CNH	49,207			7,445	0	(107)

BRC	04/2016		BRL	44,076			12,385	127	0
	04/2016	$		12,066		BRL	44,076	192	0
	05/2016		HKD	13,971	$		1,798	0	(4)
	05/2016		INR	22,034			316	0	(14)
	05/2016		KRW	1,174,492			952	0	(72)
	05/2016		SGD	1,024			727	0	(33)
	05/2016		THB	35,756			1,001	0	(14)
	05/2016	$		5,218		CNH	33,870	16	0
	05/2016			4,086		KRW	4,837,824	132	0
	05/2016			368		MXN	6,398	2	(1)
	05/2016			1,155		MYR	4,741	68	0
	05/2016			2,081		TWD	68,881	62	0
	06/2016			14,545		COP	49,154,639	1,751	0
	09/2016		CNH	24,309	$		3,655	0	(78)
	10/2016		BRL	47,100			12,277	0	(157)

CBK	04/2016			80,588			22,585	360	(188)
	04/2016		CAD	47,853			35,160	0	(1,686)
	04/2016		CHF	3,628			3,636	0	(137)
	04/2016		JPY	16,500			147	0	0
	04/2016		NOK	18,595			2,143	0	(104)
	04/2016	$		22,466		BRL	80,588	163	(216)
	04/2016			44,396		CAD	58,650	763	0
	04/2016			9,642		CZK	234,111	209	0
	04/2016			9,734		EUR	8,832	316	0
	04/2016			3,365		JPY	378,800	1	0
	05/2016		CAD	54,650	$		41,480	0	(601)
	05/2016		HKD	1,698			218	0	(1)
	05/2016		IDR	13,053,000			950	0	(37)
	05/2016		ILS	7,931			2,031	0	(82)
	05/2016		PLN	18,231			4,688	0	(195)
	05/2016	$		2,374		EUR	2,095	12	0
	05/2016			10,823		ILS	42,091	391	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	121

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016	$		3,160		KRW	3,857,803	$203	$0
	05/2016			124		MXN	2,188	2	0
	05/2016			1,600		RUB	116,480	113	0
	05/2016			6,668		SGD	9,329	252	0
	06/2016			203		COP	685,869	25	0
	06/2016			5,534		PEN	19,735	373	0
	09/2016		CNH	12,159	$		1,828	0	(39)
	01/2017	$		2,528		RUB	183,027	14	0

DUB	04/2016		CZK	34,630	$		1,418	0	(39)
	05/2016		THB	8,693			243	0	(4)
	05/2016	$		2,225		IDR	30,386,763	74	0
	05/2016			3,479		KRW	4,215,864	196	0
	05/2016			12,444		THB	443,240	141	0
	07/2016		DKK	56,700	$		8,716	33	0
	10/2016		CZK	239,293		EUR	8,990	163	0
	10/2016	$		7,690		DKK	51,346	201	0

FBF	04/2016		BRL	76,376	$		22,077	836	0
	04/2016	$		21,461		BRL	76,376	0	(219)
	05/2016		BRL	85,859	$		24,682	993	0
	05/2016		THB	52,695			1,471	0	(25)

GLM	04/2016		AUD	3,311			2,377	0	(161)
	04/2016		BRL	195,818			55,022	562	0
	04/2016		CAD	642			479	0	(15)
	04/2016		CZK	25,928			1,058	0	(33)
	04/2016		EUR	20,207			22,291	0	(703)
	04/2016	$		48,980		BRL	195,818	5,480	0
	04/2016			4,960		DKK	33,890	216	0
	04/2016			22,857		EUR	20,852	871	0
	04/2016			81,625		GBP	57,372	775	0
	04/2016			1,404		JPY	157,500	0	(5)
	04/2016			2,194		NOK	18,595	53	0
	04/2016			5,297		NZD	7,994	229	0
	05/2016		GBP	48,188	$		68,818	0	(398)
	05/2016		HUF	56,859			194	0	(12)
	05/2016		IDR	14,591,845			1,063	0	(41)
	05/2016		KRW	1,190			1	0	0
	05/2016		NOK	18,595			2,194	0	(53)
	05/2016		TWD	70,910			2,121	0	(85)
	05/2016	$		6,051		CNH	39,921	113	0
	05/2016			329		THB	11,564	0	(1)
	06/2016		COP	1,647,523	$		487	0	(59)
	07/2016		BRL	38,234			10,670	301	0

HUS	04/2016		CLP	316,167			451	0	(21)
	04/2016		DKK	44,156			6,536	0	(207)
	04/2016		GBP	60,245			84,233	0	(2,293)
	04/2016		SGD	2,122			1,486	0	(88)
	04/2016	$		9,471		CLP	6,735,811	579	0
	04/2016			14,854		DKK	99,257	303	0
	04/2016			32,989		JPY	3,717,300	40	0
	05/2016		CNH	36,063	$		5,476	0	(92)
	05/2016		DKK	55,182			8,305	0	(128)
	05/2016		IDR	8,043,165			585	0	(23)
	05/2016		INR	162,932			2,342	0	(100)
	05/2016		JPY	2,960,200			26,318	0	(6)
	05/2016		KRW	13,502,329			11,118	0	(653)
	05/2016		PHP	22,202			460	0	(22)
	05/2016		THB	31,718			886	0	(15)
	05/2016		TWD	290,115			8,711	0	(315)
	05/2016	$		592		CNH	3,850	3	0
	05/2016			10,695		HKD	83,327	50	0
	05/2016			2,792		IDR	38,368,381	110	0
	05/2016			1,348		KRW	1,661,680	101	0
	05/2016			1,856		MYR	7,683	125	0
	05/2016			5,747		RON	23,223	170	0
	05/2016			204		THB	7,173	0	0
	05/2016			1,612		TWD	53,389	49	0
	05/2016		ZAR	45,962	$		2,991	0	(95)
	06/2016		COP	1,809,185			541	0	(59)
	07/2016	$		25,557		DKK	170,681	581	0
	09/2016		CNH	12,154	$		1,828	0	(38)

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	09/2016		CZK	92,139	$		3,841	$0	$(57)
	09/2016	$		889		CNH	5,824	5	0
	01/2017		CNH	3,849	$		583	0	(3)
	01/2017	$		11,317		CNY	78,007	528	0
	02/2017			2,320		RUB	168,386	16	0

IND	04/2016			8,989		EUR	8,200	342	0
	04/2016			136		JPY	15,200	0	(1)

JPM	04/2016		AUD	4,054	$		2,895	0	(213)
	04/2016		BRL	157,755			43,191	0	(683)
	04/2016		CAD	10,155			7,511	0	(308)
	04/2016		CLP	602,287			852	0	(47)
	04/2016		CZK	374			16	0	0
	04/2016		DKK	40,745			6,046	0	(176)
	04/2016		JPY	3,105,400			27,386	39	(245)
	04/2016	$		44,211		BRL	157,755	77	(415)
	04/2016			19,500		DKK	130,494	428	0
	04/2016			3,365		EUR	3,079	138	0
	04/2016			2,984		GBP	2,091	19	0
	04/2016			1,246		JPY	140,500	2	0
	05/2016		IDR	29,246,804	$		2,140	0	(72)
	05/2016		INR	56,734			815	0	(35)
	05/2016		KRW	1,232,481			992	0	(82)
	05/2016		MYR	5,188			1,235	0	(103)
	05/2016		PHP	130,906			2,725	0	(117)
	05/2016		TWD	8,339			250	0	(9)
	05/2016	$		42,893		BRL	157,755	632	0
	05/2016			38,136		KRW	45,900,785	1,881	0
	05/2016			122		MXN	2,183	4	0
	05/2016			752		MYR	3,158	63	0
	05/2016			12,773		TRY	38,025	546	0
	05/2016			14,984		TWD	495,307	426	0
	09/2016		CNH	91,977	$		13,915	0	(201)
	09/2016	$		7,455		CNH	48,623	11	0
	10/2016		BRL	27,600	$		7,168	0	(118)
	10/2016		CZK	79,520			3,359	0	(10)
	10/2016		DKK	50,888			7,767	0	(54)

MSB	04/2016		CZK	12,051			505	0	(2)
	04/2016		DKK	145,960			21,509	0	(780)
	04/2016		EUR	138,420			151,895	0	(5,612)
	04/2016		JPY	3,303,519			29,652	280	0
	04/2016		RUB	78,905			1,088	0	(82)
	04/2016	$		39,479		JPY	4,468,700	238	0
	04/2016			1,132		RUB	78,905	38	0
	05/2016		CNY	3,476	$		526	0	(11)
	05/2016		INR	80,649			1,161	0	(48)
	05/2016		KRW	4,825,394			3,967	0	(240)
	05/2016		THB	33,218			930	0	(13)
	05/2016		TWD	73,562			2,197	0	(92)
	05/2016	$		41,582		MXN	740,914	1,124	0
	05/2016			4,433		RUB	331,723	446	0
	06/2016		RUB	78,905	$		1,115	0	(39)

SCX	04/2016		JPY	151,500			1,358	11	0
	04/2016	$		1,117		GBP	782	6	0
	05/2016		CNH	66,501	$		10,129	0	(142)
	05/2016		IDR	21,230,244			1,538	0	(68)
	05/2016		KRW	404,498			340	0	(13)
	05/2016	$		8,299		CNH	54,093	54	0
	05/2016			6,986		CNY	46,142	137	0
	05/2016			130		MYR	547	11	0
	05/2016			15,510		ZAR	230,631	0	(5)
	06/2016		CNH	26,779	$		4,080	0	(52)
	06/2016	$		4,080		CNY	26,794	52	0
	01/2017			560		CNH	3,849	27	0

SOG	05/2016		RUB	202,050	$		2,929	0	(43)
	05/2016		TWD	11,247			340	0	(10)
	01/2017		CNY	39,002			5,628	0	(294)

UAG	04/2016		EUR	1,896			2,063	0	(95)
	04/2016		JPY	5,866,481			50,627	119	(1,637)
	04/2016	$		15,532		DKK	102,342	96	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	123

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2016	$		128,676		EUR	114,910	$2,080	$0
	05/2016		EUR	114,910	$		128,786	0	(2,083)
	05/2016		HKD	10,485			1,352	0	0
	05/2016		INR	322,500			4,630	0	(204)
	05/2016		JPY	2,250,000			19,729	0	(286)
	05/2016		KRW	2,650,458			2,199	0	(112)
	05/2016	$		147		IDR	1,986,941	3	0
	05/2016			30,522		INR	2,124,328	1,317	0
	05/2016			10,404		PHP	499,675	444	0
	05/2016			15,256		PLN	60,756	1,017	0
	07/2016		DKK	56,700	$		8,705	22	0
	09/2016		CNH	11,053			1,672	0	(24)
	09/2016	$		25,796		CNH	168,192	16	0

Total Forward Foreign Currency Contracts								$34,575	$(27,889)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.059	05/06/2016	EUR	20,265	$103	$4
	Put - OTC EUR versus USD		1.120	05/06/2016		20,265	439	109

BPS	Call - OTC USD versus BRL	BRL	4.000	05/19/2016	$	1,200	73	8
	Call - OTC USD versus JPY	JPY	117.250	05/06/2016		19,724	294	34

CBK	Call - OTC USD versus BRL	BRL	4.000	05/19/2016		500	30	3

DUB	Call - OTC USD versus MXN	MXN	27.000	04/14/2016		55,000	17	0

FBF	Call - OTC USD versus BRL	BRL	4.000	05/19/2016		9,300	548	61

GLM	Call - OTC USD versus JPY	JPY	117.250	05/06/2016		18,044	274	31

JPM	Put - OTC EUR versus USD	$	1.039	05/06/2016	EUR	15,582	50	1
	Put - OTC EUR versus USD		1.099	05/06/2016		15,582	230	28

SCX	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	$	715	219	302

							$2,277	$581

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GST	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	09/01/2016	EUR	52,600	$789	$2,540

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400	03/03/2017	JPY	230,000	15	13

								$804	$2,553

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC Fannie Mae 4.000% due 04/01/2046	$	120.000	04/06/2016	$20,000	$1	$0
	Call - OTC Fannie Mae 4.500% due 04/01/2046		120.000	04/06/2016	34,000	1	0

JPM	Put - OTC Fannie Mae 3.000% due 04/01/2046		71.000	04/06/2016	28,000	1	0
	Put - OTC Fannie Mae 3.500% due 05/01/2046		73.000	05/05/2016	40,000	2	0

						$5	$0

Total Purchased Options						$3,086	$3,134

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$	400	$(1)	$0

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016		1,200	(2)	0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		1,700	(3)	0

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.000%	04/20/2016	EUR	36,500	$(141)	$(4)

							$(147)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	4,900	$(56)	$(39)

BOA	Put - OTC EUR versus USD	$	1.086	05/06/2016	EUR	30,398	(295)	(25)
	Put - OTC USD versus CNH	CNH	6.600	04/27/2016	$	2,930	(30)	(64)

BPS	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		1,200	(15)	(84)
	Call - OTC USD versus BRL		4.300	05/19/2016		1,200	(31)	(2)
	Call - OTC USD versus JPY	JPY	122.450	05/06/2016		19,724	(76)	(4)

CBK	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		500	(5)	(35)
	Call - OTC USD versus BRL		4.300	05/19/2016		500	(14)	(1)
	Put - OTC USD versus CNH	CNH	6.600	04/27/2016		2,926	(30)	(64)

FBF	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		9,300	(96)	(648)
	Call - OTC USD versus BRL		4.300	05/19/2016		9,300	(248)	(16)
	Call - OTC USD versus BRL		6.300	01/11/2018		2,800	(149)	(84)

GLM	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	3,600	(141)	(116)
	Call - OTC EUR versus MXN		22.650	03/21/2017		3,600	(123)	(140)
	Call - OTC USD versus JPY	JPY	122.450	05/06/2016	$	18,044	(70)	(4)

JPM	Put - OTC EUR versus USD	$	1.070	05/06/2016	EUR	23,373	(165)	(8)
	Put - OTC USD versus BRL	BRL	3.460	06/20/2016	$	2,900	(43)	(45)
	Call - OTC USD versus BRL		4.030	06/20/2016		2,900	(51)	(36)

NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		3,300	(84)	(134)

SOG	Put - OTC USD versus CNH	CNH	6.600	04/27/2016		5,644	(58)	(123)
	Call - OTC USD versus CNY	CNY	7.000	11/01/2016		12,500	(149)	(100)
	Put - OTC USD versus KRW	KRW	1,145.000	01/19/2017		3,300	(75)	(132)
	Put - OTC USD versus RUB	RUB	63.000	06/22/2016		2,400	(32)	(30)

UAG	Put - OTC USD versus KRW	KRW	1,145.000	01/19/2017		1,600	(36)	(64)

							$(2,072)	$(1,998)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$10,300	$(91)	$(2)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	11,800	(88)	(2)

						$(179)	$(4)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	25,300	$(93)	$0
	Put - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Pay	1.400	04/29/2016		25,300	(220)	(10)

GST	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.493	09/01/2016		21,100	(792)	(3,118)

JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	1,540,000	(16)	(12)

								$(1,121)	$(3,140)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount	Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$ 300	$0	$4

Total Written Options					$(3,519)	$(5,142)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	125

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	$121,580	AUD	0	EUR	807,140	GBP	0	JPY	8,620,000	NZD	0	$(3,852)
Sales	522,768		28,500		573,471		195,100		1,540,000		42,700	(8,342)
Closing Buys	(178,280)		0		(948,100)		(34,600)		(8,620,000)		(42,700)	4,786
Expirations	(291,700)		(28,500)		(244,520)		(117,550)		0		0	3,290
Exercised	(40,800)		0		(18,820)		(42,950)		0		0	599

Balance at End of Period	$133,568	AUD	0	EUR	169,171	GBP	0	JPY	1,540,000	NZD	0	$(3,519)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Koninklijke DSM NV	(1.000)%	12/20/2020	0.391%	EUR	100	$(2)	$(1)	$0	$(3)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.678		400	(3)	(4)	0	(7)

BPS	BASF SE	(1.000)	12/20/2020	0.474		100	(2)	(1)	0	(3)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		300	(7)	(3)	0	(10)
	Pfizer, Inc.	(1.000)	12/20/2020	0.195	$	100	(4)	0	0	(4)
	Teliasonera AB	(1.000)	12/20/2020	0.533	EUR	900	(8)	(15)	0	(23)
	UBS AG	(1.000)	03/20/2017	0.962	$	500	0	0	0	0

BRC	BASF SE	(1.000)	12/20/2020	0.474	EUR	200	(4)	(2)	0	(6)
	Pfizer, Inc.	(1.000)	12/20/2020	0.195	$	100	(4)	0	0	(4)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		200	(7)	1	0	(6)

CBK	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	1,000	(22)	(5)	0	(27)
	Bayer AG	(1.000)	12/20/2020	0.465		700	(15)	(5)	0	(20)
	UBS AG	(1.000)	03/20/2017	0.962	$	3,700	2	(4)	0	(2)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		400	(12)	(1)	0	(13)

FBF	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		500	(14)	(1)	0	(15)

GST	Altria Group, Inc.	(1.000)	12/20/2020	0.277		1,400	(47)	0	0	(47)
	BASF SE	(1.000)	12/20/2020	0.474	EUR	200	(5)	(1)	0	(6)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513		300	(7)	(1)	0	(8)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		600	(13)	(7)	0	(20)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372	$	1,300	(40)	2	0	(38)
	SABMiller PLC	(1.000)	01/20/2022	0.361		400	(11)	(4)	0	(15)
	United Utilities PLC	(1.000)	12/20/2020	0.775	EUR	200	0	(2)	0	(2)
	Veolia Enviroment S.A.	(1.000)	12/20/2020	0.678		300	(1)	(4)	0	(5)

JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.277	$	400	(13)	(1)	0	(14)
	BASF SE	(1.000)	12/20/2020	0.474	EUR	100	(2)	(1)	0	(3)
	Fortum OYJ	(1.000)	12/20/2020	0.761		200	0	(3)	0	(3)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		200	(5)	(2)	0	(7)
	Pfizer, Inc.	(1.000)	12/20/2020	0.195	$	1,400	(53)	0	0	(53)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		200	(6)	0	0	(6)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		600	(18)	(1)	0	(19)

MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.195		400	(15)	0	0	(15)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		100	(3)	0	0	(3)

SOG	United Utilities PLC	(1.000)	12/20/2020	0.775	EUR	300	0	(4)	0	(4)

							$(341)	$(70)	$0	$(411)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Export-Import Bank of China	1.000%	09/20/2016	0.397%	$	650	$(18)	$20	$2	$0
	France Government International Bond	0.250	03/20/2020	0.214		4,400	(34)	40	6	0
	Greece Government International Bond	1.000	12/20/2016	14.469		1,250	(175)	55	0	(120)
	South Africa Government International Bond	1.000	03/20/2019	2.027		10,550	(481)	171	0	(310)
	Tesco PLC	1.000	12/20/2020	2.589	EUR	300	(30)	6	0	(24)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734		1,400	(12)	16	4	0

BPS	Petrobras Global Finance BV	1.000	09/20/2019	8.596	$	13,600	(701)	(2,314)	0	(3,015)
	Tesco PLC	1.000	12/20/2020	2.589	EUR	1,200	(129)	33	0	(96)
	U.S. Treasury Notes	0.250	06/20/2016	0.110		2,400	(24)	25	1	0

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Indonesia Government International Bond	1.000%	09/20/2019	1.324%	$	8,700	$(110)	$18	$0	$(92)
	Russia Government International Bond	1.000	09/20/2016	0.570		4,200	(56)	66	10	0
	Saudi Arabia Government International Bond	1.000	06/20/2021	1.532		14,500	(389)	11	0	(378)
	South Africa Government International Bond	1.000	12/20/2019	2.383		20,300	(790)	(201)	0	(991)
	Tesco PLC	1.000	12/20/2019	2.163	EUR	1,400	(25)	(41)	0	(66)
	Tesco PLC	1.000	12/20/2020	2.589		600	(48)	0	0	(48)

CBK	France Government International Bond	0.250	06/20/2020	0.229	$	800	(5)	6	1	0
	Tesco PLC	1.000	12/20/2019	2.163	EUR	800	(10)	(28)	0	(38)

DUB	Indonesia Government International Bond	1.000	12/20/2019	1.423	$	5,000	(100)	26	0	(74)

FBF	Export-Import Bank of China	1.000	12/20/2016	0.362		1,800	(175)	184	9	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	1,200	(108)	12	0	(96)

GST	France Government International Bond	0.250	06/20/2020	0.229	$	1,600	(9)	10	1	0
	Greece Government International Bond	1.000	06/20/2016	14.401		5,700	(570)	303	0	(267)
	Indonesia Government International Bond	1.000	12/20/2019	1.423		9,600	(187)	44	0	(143)
	Tesco PLC	1.000	12/20/2019	2.163	EUR	325	(1)	(15)	0	(16)
	Tesco PLC	1.000	12/20/2020	2.589		100	(10)	2	0	(8)

HUS	Qatar Government International Bond	1.000	06/20/2016	0.203	$	500	(4)	5	1	0
	Russia Government International Bond	1.000	09/20/2016	0.570		4,200	(49)	59	10	0
	South Africa Government International Bond	1.000	12/20/2019	2.383		5,000	(201)	(43)	0	(244)

JPM	France Government International Bond	0.250	06/20/2020	0.229		1,600	(9)	10	1	0
	Indonesia Government International Bond	1.000	12/20/2019	1.423		14,300	(272)	59	0	(213)
	Russia Government International Bond	1.000	09/20/2016	0.570		3,300	(47)	55	8	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	400	(40)	8	0	(32)

MYC	Brazil Government International Bond	1.000	03/20/2019	2.178	$	19,000	(657)	18	0	(639)
	Emirate of Abu Dhabi Government International Bond	1.000	06/20/2016	0.193		1,000	(8)	10	2	0
	Export-Import Bank of China	1.000	09/20/2016	0.397		650	(18)	20	2	0
	France Government International Bond	0.250	03/20/2020	0.214		3,900	(27)	33	6	0
	Qatar Government International Bond	1.000	06/20/2016	0.203		500	(4)	5	1	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	200	(20)	4	0	(16)
	Texas State General Obligation Bonds, Series 2003	0.950	03/20/2021	0.514	$	7,200	0	151	151	0

NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.502		12,100	(327)	26	0	(301)

							$(5,880)	$(1,131)	$216	$(7,227)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (5)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (6)
								Asset	Liability
BOA	iTraxx Europe Subordinated 24 5-Year Index	(1.000)%	12/20/2020	EUR	3,400	$75	$78	$153	$0

BPS	iTraxx Europe Subordinated 24 5-Year Index	(1.000)	12/20/2020		12,700	279	294	573	0

BRC	iTraxx Europe Subordinated 24 5-Year Index	(1.000)	12/20/2020		2,600	56	61	117	0

SOG	iTraxx Europe Subordinated 24 5-Year Index	(1.000)	12/20/2020		2,800	65	61	126	0

						$475	$494	$969	$0

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	127

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	33,197	$35,985	$1,059	$699	$1,758	$0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		21,570	23,382	429	647	1,076	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	6,800	9,588	31	145	176	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	40,700	44,119	584	1,571	2,155	0

GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	10,300	14,935	12	(152)	0	(140)

							$2,115	$2,910	$5,165	$(140)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	3-Month ZAR-JIBAR	7.500%	09/17/2019	ZAR	220,000	$(43)	$(210)	$0	$(253)

GLM	Pay	1-Month GBP-UKRPI	3.188	01/15/2031	GBP	2,500	0	55	55	0

RYL	Pay	1-Month GBP-UKRPI	3.220	01/15/2031		1,900	31	28	59	0

UAG	Pay	1-Month GBP-UKRPI	3.223	01/15/2031		1,900	0	60	60	0

							$(12)	$(67)	$174	$(253)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$	39	$0	$73	$73	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016		19	0	37	37	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016		20	0	43	43	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016		18	0	39	39	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016		14	0	32	32	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016		17	0	43	43	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	09/14/2016		17	0	20	20	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016		10	0	14	14	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	03/22/2017		25	0	9	9	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.150	03/30/2017		17	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016		20	0	6	6	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016		19	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016		39	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016		18	0	(12)	0	(12)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016		31	0	(28)	0	(28)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.000	09/14/2016		17	0	4	4	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016		10	0	(8)	0	(8)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017		25	0	(5)	0	(5)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.050	03/30/2017		17	0	0	0	0

							$0	$265	$322	$(57)

Total Swap Agreements							$(3,643)	$2,401	$6,846	$(8,088)

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $13,074 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
AZD	$63	$0	$0	$63	$(88)	$(39)	$0	$(127)	$(64)	$187	$123
BOA	1,585	113	165	1,863	(2,400)	(89)	(464)	(2,953)	(1,090)	1,115	25
BPS	1,337	42	2,332	3,711	(798)	(90)	(3,151)	(4,039)	(328)	2,468	2,140
BRC	2,350	0	127	2,477	(373)	(10)	(1,844)	(2,227)	250	11	261
CBK	3,197	3	1,253	4,453	(3,286)	(102)	(100)	(3,488)	965	379	1,344
DUB	808	0	2,477	3,285	(43)	(2)	(131)	(176)	3,109	(1,240)	1,869
FBF	1,829	61	9	1,899	(244)	(748)	(111)	(1,103)	796	(1,290)	(494)
GLM	8,600	31	55	8,686	(1,566)	(260)	(140)	(1,966)	6,720	(6,000)	720
GST	0	2,540	1	2,541	0	(3,118)	(575)	(3,693)	(1,152)	1,119	(33)
HUS	2,660	0	11	2,671	(4,215)	0	(244)	(4,459)	(1,788)	2,218	430
IND	342	0	0	342	(1)	0	0	(1)	341	(300)	41
JPM	4,266	42	9	4,317	(2,888)	(101)	(350)	(3,339)	978	(1,514)	(536)
MSB	2,126	0	0	2,126	(6,919)	0	0	(6,919)	(4,793)	4,219	(574)
MYC	0	0	162	162	0	0	(673)	(673)	(511)	552	41
NGF	0	0	0	0	0	(134)	(301)	(435)	(435)	83	(352)
RYL	0	0	59	59	0	0	0	0	59	0	59
SCX	298	302	0	600	(280)	0	0	(280)	320	0	320
SOG	0	0	126	126	(347)	(385)	(4)	(736)	(610)	524	(86)
UAG	5,114	0	60	5,174	(4,441)	(64)	0	(4,505)	669	(265)	404

Total Over the Counter	$34,575	$3,134	$6,846	$44,555	$(27,889)	$(5,142)	$(8,088)	$(41,119)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$33	$33
Futures	0	0	0	0	1,016	1,016
Swap Agreements	0	0	0	0	442	442

	$0	$0	$0	$0	$1,491	$1,491

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,575	$0	$34,575
Purchased Options	0	0	0	581	2,553	3,134
Swap Agreements	0	1,185	0	5,487	174	6,846

	$0	$1,185	$0	$40,643	$2,727	$44,555

	$0	$1,185	$0	$40,643	$4,218	$46,046

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$280	$280
Swap Agreements	0	147	0	0	1,399	1,546

	$0	$147	$0	$0	$1,679	$1,826

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,889	$0	$27,889
Written Options	0	4	0	1,994	3,144	5,142
Swap Agreements	0	7,638	0	197	253	8,088

	$0	$7,642	$0	$30,080	$3,397	$41,119

	$0	$7,789	$0	$30,080	$5,076	$42,945

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	129

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(79)	$(79)
Futures	0	0	0	0	11,741	11,741
Swap Agreements	0	(3,706)	0	0	(22,960)	(26,666)

	$0	$(3,706)	$0	$0	$(11,298)	$(15,004)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,015)	$0	$(25,015)
Purchased Options	0	(143)	0	625	(1,860)	(1,378)
Written Options	0	623	0	2,834	2,033	5,490
Swap Agreements	0	(1,825)	0	(19,080)	(263)	(21,168)

	$0	$(1,345)	$0	$(40,636)	$(90)	$(42,071)

	$0	$(5,051)	$0	$(40,636)	$(11,388)	$(57,075)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	(602)	(602)
Swap Agreements	0	952	0	0	1,429	2,381

	$0	$952	$0	$0	$836	$1,788

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,235)	$0	$(2,235)
Purchased Options	0	0	0	(1,540)	1,603	63
Written Options	0	101	0	(326)	1,780	1,555
Swap Agreements	0	6,016	0	29,438	(148)	35,306

	$0	$6,117	$0	$25,337	$3,235	$34,689

	$0	$7,069	$0	$25,337	$4,071	$36,477

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bahrain
Sovereign Issues	$0	$4,049	$0	$4,049
Belgium
Corporate Bonds & Notes	0	2,815	0	2,815
Brazil
Corporate Bonds & Notes	0	2,362	0	2,362
Sovereign Issues	0	22,173	0	22,173
Canada
Corporate Bonds & Notes	0	2,424	0	2,424
Non-Agency Mortgage-Backed Securities	0	6,045	0	6,045
Sovereign Issues	0	35,431	0	35,431
Cayman Islands
Asset-Backed Securities	0	262	0	262
Corporate Bonds & Notes	0	1,315	0	1,315
China
Sovereign Issues	0	1,046	0	1,046
Colombia
Corporate Bonds & Notes	0	5,466	0	5,466
Czech Republic
Sovereign Issues	0	13,317	0	13,317
Denmark
Corporate Bonds & Notes	0	19,803	0	19,803
France
Corporate Bonds & Notes	0	6,862	0	6,862
Sovereign Issues	0	15,437	0	15,437
Germany
Corporate Bonds & Notes	0	1,007	0	1,007

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Sovereign Issues	$0	$61,639	$0	$61,639
Greece
Corporate Bonds & Notes	0	3,521	0	3,521
Hong Kong
Corporate Bonds & Notes	0	2,641	0	2,641
Indonesia
Sovereign Issues	0	21,348	0	21,348
Ireland
Asset-Backed Securities	0	626	0	626
Corporate Bonds & Notes	0	23,110	0	23,110
Non-Agency Mortgage-Backed Securities	0	7,632	0	7,632
Italy
Corporate Bonds & Notes	0	10,995	0	10,995
Non-Agency Mortgage-Backed Securities	0	12,191	0	12,191
Sovereign Issues	0	16,387	0	16,387
Luxembourg
Asset-Backed Securities	0	34	0	34
Corporate Bonds & Notes	0	2,126	0	2,126
Mexico
Sovereign Issues	0	6,257	0	6,257
Netherlands
Asset-Backed Securities	0	5,335	0	5,335
Corporate Bonds & Notes	0	36,134	0	36,134
Non-Agency Mortgage-Backed Securities	0	748	0	748
Norway
Corporate Bonds & Notes	0	5,549	0	5,549
Sovereign Issues	0	2,471	0	2,471

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Poland
Sovereign Issues	$0	$4,239	$0	$4,239
Portugal
Corporate Bonds & Notes	0	3,875	0	3,875
Qatar
Sovereign Issues	0	10,308	0	10,308
Slovenia
Sovereign Issues	0	33,511	0	33,511
South Africa
Sovereign Issues	0	2,979	0	2,979
South Korea
Sovereign Issues	0	1,707	0	1,707
Spain
Corporate Bonds & Notes	0	9,553	0	9,553
Sovereign Issues	0	12,553	0	12,553
Supranational
Corporate Bonds & Notes	0	3,154	0	3,154
Sweden
Corporate Bonds & Notes	0	4,382	0	4,382
Switzerland
Corporate Bonds & Notes	0	12,396	0	12,396
United Kingdom
Corporate Bonds & Notes	0	50,326	0	50,326
Non-Agency Mortgage-Backed Securities	0	39,776	0	39,776
Sovereign Issues	0	18,523	0	18,523
United States
Asset-Backed Securities	0	76,005	0	76,005
Corporate Bonds & Notes	0	62,077	14,683	76,760
Municipal Bonds & Notes	0	34,872	0	34,872
Non-Agency Mortgage-Backed Securities	0	58,878	0	58,878
U.S. Government Agencies	0	98,296	0	98,296
U.S. Treasury Obligations	0	103,921	0	103,921

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short-Term Instruments
Repurchase Agreements	$0	$1,245	$0	$1,245
Czech Republic Treasury Bills	0	3,871	0	3,871
Japan Treasury Bills	0	76,605	0	76,605
U.S. Treasury Bills	0	8,482	0	8,482
	$0	$1,090,092	$14,683	$1,104,775

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$41,630	$0	$0	$41,630

Total Investments	$41,630	$1,090,092	$14,683	$1,146,405

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,674)	$0	$(4,674)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,017	474	0	1,491
Over the counter	0	44,555	0	44,555
	$1,017	$45,029	$0	$46,046

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(280)	(1,544)	0	(1,824)
Over the counter	0	(41,119)	0	(41,119)
	$(280)	$(42,663)	$0	$(42,943)

Totals	$42,367	$1,087,784	$14,683	$1,144,834

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (1)
Investments in Securities, at Value
United States
Corporate Bonds & Notes	$15,770	$0	$(234)	$0	$(1)	$(39)	$0	$(813)	$14,683	$(217)
Non-Agency Mortgage-Backed Securities	2,888	0	(78)	(1)	(4)	(104)	0	(2,701)	0	0

Totals	$18,658	$0	$(312)	$(1)	$(5)	$(143)	$0	$(3,514)	$14,683	$(217)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
United States
Corporate Bonds & Notes	$14,683	Proxy Pricing	Base Price	98.50

Total	$14,683

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	131

Schedule of Investments PIMCO Global Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.0%

AUSTRALIA 1.0%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Puma SE
2.885% due 10/18/2045	AUD	1,397	$1,057
2.993% due 05/13/2045		1,318	1,001
Swan Trust
3.390% due 04/25/2041		936	718

			2,776

SOVEREIGN ISSUES 0.5%
Queensland Treasury Corp.
4.250% due 07/21/2023		3,000	2,533

Total Australia (Cost $6,258)			5,309

BELGIUM 0.0%

CORPORATE BONDS & NOTES 0.0%
KBC Bank NV
8.000% due 01/25/2023		$200	216

Total Belgium (Cost $218)			216

BRAZIL 3.0%

CORPORATE BONDS & NOTES 0.6%
Petrobras Global Finance BV
3.250% due 03/17/2017		$1,400	1,377
3.522% due 03/17/2020		2,400	1,854

			3,231

SOVEREIGN ISSUES 2.4%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	49,800	12,960

Total Brazil (Cost $16,618)			16,191

CANADA 4.7%

CORPORATE BONDS & NOTES 0.3%
Royal Bank of Canada
2.300% due 03/22/2021		$1,400	1,414

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
0.960% due 06/01/2020	CAD	645	491
1.160% due 07/01/2020		1,785	1,367
1.160% due 08/01/2020		580	444

			2,302

SOVEREIGN ISSUES 4.0%
Canada Government International Bond
1.500% due 12/01/2044 (e)		987	966
Province of Alberta
1.250% due 06/01/2020		2,300	1,768
2.350% due 06/01/2025		2,400	1,862
Province of British Columbia
4.300% due 06/18/2042		700	666
Province of Ontario
2.400% due 06/02/2026		2,700	2,098
2.600% due 06/02/2025		8,300	6,614
3.450% due 06/02/2045		1,500	1,232
3.500% due 06/02/2024		2,000	1,709
6.200% due 06/02/2031		300	328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Quebec
2.750% due 08/25/2021		$3,400	$3,567
3.000% due 09/01/2023	CAD	1,500	1,245

			22,055

Total Canada (Cost $25,753)			25,771

CAYMAN ISLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%
CIFC Funding Ltd.
0.895% due 03/01/2021		$14	14

Total Cayman Islands (Cost $14)			14

CHINA 0.1%

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.840% due 01/03/2019	CNY	560	94
China Government International Bond
3.380% due 05/23/2023		600	96
4.080% due 08/22/2023		600	101

Total China (Cost $278)			291

DENMARK 7.3%

CORPORATE BONDS & NOTES 7.3%
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	3,600	541
Nykredit Realkredit A/S
1.000% due 10/01/2016		38,400	5,903
2.000% due 04/01/2016		147,800	22,568
2.500% due 10/01/2037		13,091	2,036
2.500% due 10/01/2047		18,800	2,821
3.000% due 10/01/2047		15,432	2,387
Realkredit Danmark A/S
2.000% due 10/01/2037		4,700	709
2.500% due 10/01/2037		8,724	1,349
2.500% due 10/01/2047		8,200	1,234
3.000% due 10/01/2047		4,000	622

Total Denmark (Cost $38,788)			40,170

FRANCE 4.8%

CORPORATE BONDS & NOTES 1.0%
BNP Paribas Cardif S.A.
4.032% due 11/25/2025 (f)	EUR	1,000	1,105
Credit Agricole S.A.
8.125% due 09/19/2033		$1,100	1,199
Dexia Credit Local S.A.
1.225% due 03/23/2018		1,000	1,001
1.875% due 03/28/2019		2,100	2,111

			5,416

SOVEREIGN ISSUES 3.8%
France Government International Bond
3.250% due 05/25/2045	EUR	2,100	3,458
4.500% due 04/25/2041		9,100	17,555

			21,013

Total France (Cost $23,644)			26,429

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	2,200	1,709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KFW
5.000% due 03/19/2024	AUD	100	$88
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		400	331
5.375% due 04/23/2024	NZD	1,500	1,156

Total Germany (Cost $3,951)			3,284

GREECE 0.5%

CORPORATE BONDS & NOTES 0.5%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,600	1,661
5.014% due 12/27/2017		1,000	1,034

Total Greece (Cost $2,428)			2,695

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.0%
Mercator CLO PLC
0.048% due 02/18/2024	EUR	136	154

CORPORATE BONDS & NOTES 0.9%
Depfa ACS Bank
3.875% due 11/14/2016		3,350	3,902
4.875% due 05/21/2019		700	918

			4,820

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025		800	1,285

Total Ireland (Cost $6,642)			6,259

ITALY 4.6%

CORPORATE BONDS & NOTES 0.6%
Banca Carige SpA
3.875% due 10/24/2018	EUR	2,800	3,437

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Berica ABS SRL
0.058% due 12/31/2055		107	121
Casa D’este Finance SRL
0.125% due 09/15/2040		687	763
Claris Finance SRL
0.354% due 10/31/2060		1,592	1,797

			2,681

SOVEREIGN ISSUES 3.5%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (e)		996	1,177
3.250% due 09/01/2046		2,000	2,720
3.750% due 09/01/2024		200	277
4.000% due 02/01/2037		3,000	4,507
5.000% due 03/01/2025		3,500	5,290
5.000% due 09/01/2040		400	688
5.500% due 09/01/2022		1,000	1,483
Italy Government International Bond
6.000% due 08/04/2028	GBP	1,800	3,198

			19,340

Total Italy (Cost $24,883)			25,458

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 7.3%

CORPORATE BONDS & NOTES 0.6%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$800	$796
Sumitomo Mitsui Financial Group, Inc.
2.316% due 03/09/2021		2,700	2,727

			3,523

SOVEREIGN ISSUES 6.7%
Japan Government International Bond
1.400% due 09/20/2034	JPY	2,160,000	22,726
1.700% due 09/20/2032		1,270,000	13,916

			36,642

Total Japan (Cost $35,364)			40,165

LUXEMBOURG 0.1%

ASSET-BACKED SECURITIES 0.1%
Penta CLO S.A.
0.172% due 06/04/2024	EUR	330	372

Total Luxembourg (Cost $425)			372

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%
Mexico Government International Bond
6.500% due 06/09/2022	MXN	4,300	261

Total Mexico (Cost $269)			261

NETHERLANDS 2.0%

ASSET-BACKED SECURITIES 0.1%
Panther CDO BV
0.312% due 10/15/2084	EUR	394	436

CORPORATE BONDS & NOTES 1.9%
ING Bank NV
2.625% due 12/05/2022		$3,000	3,063
Rabobank Group
2.500% due 01/19/2021		500	504
8.375% due 07/26/2016 (f)		2,900	2,945
8.400% due 06/29/2017 (f)		2,800	2,961
Ziggo Secured Finance BV
3.750% due 01/15/2025	EUR	800	893

			10,366

Total Netherlands (Cost $10,740)			10,802

NORWAY 0.6%

CORPORATE BONDS & NOTES 0.6%
Eksportfinans ASA
2.375% due 05/25/2016		$3,300	3,304

Total Norway (Cost $3,282)			3,304

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
3.250% due 07/25/2025	PLN	100	28

Total Poland (Cost $30)			28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	600	$167
Novo Banco S.A.
5.000% due 04/04/2019		600	526
5.000% due 04/23/2019		276	242
5.000% due 05/21/2019		600	525

Total Portugal (Cost $2,370)			1,460

SLOVENIA 3.5%

SOVEREIGN ISSUES 3.5%
Slovenia Government International Bond
4.125% due 02/18/2019		$5,100	5,388
4.700% due 11/01/2016	EUR	4,600	5,377
5.250% due 02/18/2024		$5,000	5,612
5.500% due 10/26/2022		1,500	1,700
5.850% due 05/10/2023		1,000	1,155

Total Slovenia (Cost $19,491)			19,232

SPAIN 3.6%

CORPORATE BONDS & NOTES 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (f)	EUR	800	836

SOVEREIGN ISSUES 3.4%
Autonomous Community of Catalonia
4.300% due 11/15/2016		1,500	1,701
4.750% due 06/04/2018		400	457
4.900% due 09/15/2021		50	55
4.950% due 02/11/2020		1,100	1,254
Autonomous Community of Madrid
4.125% due 05/21/2024		1,300	1,777
4.688% due 03/12/2020		1,000	1,323
Instituto de Credito Oficial
5.000% due 04/10/2017		$200	207
Spain Government International Bond
2.150% due 10/31/2025	EUR	750	913
2.750% due 10/31/2024		5,300	6,761
2.900% due 10/31/2046		2,110	2,524
4.900% due 07/30/2040		1,200	1,970

			18,942

Total Spain (Cost $18,985)			19,778

SUPRANATIONAL 1.5%

CORPORATE BONDS & NOTES 1.5%
African Development Bank
5.250% due 03/23/2022	AUD	4,200	3,627
EUROFIMA
6.250% due 12/28/2018		4,200	3,520
Inter-American Development Bank
1.875% due 03/15/2021		$1,200	1,221

Total Supranational (Cost $10,031)			8,368

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.3%
Swedbank AB
2.200% due 03/04/2020		$1,200	1,204
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	4,300	566

			1,770

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019	SEK	9,900	$1,390

Total Sweden (Cost $3,514)			3,160

SWITZERLAND 0.5%

CORPORATE BONDS & NOTES 0.4%
UBS AG
7.250% due 02/22/2022		$1,900	1,959

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	300	502

Total Switzerland (Cost $2,430)			2,461

UNITED KINGDOM 5.1%

CORPORATE BONDS & NOTES 3.4%
Barclays Bank PLC
7.625% due 11/21/2022		$900	969
7.750% due 04/10/2023		200	210
Barclays PLC
6.500% due 09/15/2019 (f)	EUR	2,000	2,022
8.000% due 12/15/2020 (f)		200	221
HBOS PLC
1.336% due 09/06/2017		$1,500	1,489
HSBC Holdings PLC
4.300% due 03/08/2026		2,500	2,581
5.100% due 04/05/2021		900	991
Lloyds Bank PLC
2.050% due 01/22/2019		800	801
12.000% due 12/16/2024 (f)		1,500	2,023
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	600	836
7.875% due 06/27/2029 (f)		500	696
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$3,100	3,285
Tesco PLC
6.125% due 02/24/2022	GBP	1,550	2,393
Tesco Property Finance PLC
5.411% due 07/13/2044		298	371

			18,888

SOVEREIGN ISSUES 1.7%
United Kingdom Gilt
4.250% due 12/07/2040 (h)		4,000	7,942
4.750% due 12/07/2038		600	1,254

			9,196

Total United Kingdom (Cost $27,832)			28,084

UNITED STATES 46.9%

ASSET-BACKED SECURITIES 2.6%
AFC Home Equity Loan Trust
1.143% due 12/22/2027		$2	2
Amortizing Residential Collateral Trust
1.133% due 10/25/2031		21	19
Amresco Residential Securities Corp. Mortgage Loan Trust
1.373% due 06/25/2029		54	50
Bear Stearns Asset-Backed Securities Trust
0.866% due 11/25/2035 ^		2,357	2,288
1.093% due 10/25/2032		11	11
1.233% due 10/27/2032		24	23

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	133

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Global Markets Mortgage Securities, Inc.
1.783% due 01/25/2032		$31	$28
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		13	13
Countrywide Asset-Backed Certificates
0.773% due 12/25/2036 ^		56	38
Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035		534	546
Credit Suisse First Boston Mortgage Securities Corp.
1.053% due 01/25/2032		17	14
GSAMP Trust
0.863% due 11/25/2035 ^		3,263	1,830
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		436	211
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.553% due 04/25/2037		3,511	2,062
Morgan Stanley ABS Capital, Inc. Trust
0.503% due 10/25/2036		3,326	1,739
0.543% due 03/25/2037		2,117	939
Morgan Stanley Home Equity Loan Trust
0.783% due 04/25/2037		350	197
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^		839	475
Residential Asset Mortgage Products Trust
0.996% due 06/25/2032		16	15
Residential Asset Securities Corp. Trust
0.583% due 08/25/2036		417	403
0.933% due 07/25/2032 ^		42	37
1.033% due 06/25/2032 ^		22	18
SG Mortgage Securities Trust
0.583% due 10/25/2036		2,900	1,677
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	1,549	1,682

			14,317

BANK LOAN OBLIGATIONS 0.2%
Charter Communications Operating LLC
3.500% due 01/24/2023		$1,300	1,303

CORPORATE BONDS & NOTES 5.6%
Ally Financial, Inc.
2.750% due 01/30/2017		1,400	1,396
3.600% due 05/21/2018		900	898
American International Group, Inc.
3.900% due 04/01/2026		1,800	1,810
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		700	720
3.300% due 02/01/2023		500	520
Bank of America Corp.
6.100% due 03/17/2025 (f)		1,000	986
CCO Safari LLC
4.464% due 07/23/2022		600	629
4.908% due 07/23/2025		1,500	1,585
Citigroup, Inc.
6.125% due 11/15/2020 (f)		1,500	1,506
Ford Motor Credit Co. LLC
1.557% due 01/09/2018		700	692
Goldman Sachs Group, Inc.
2.875% due 02/25/2021		400	408
JPMorgan Chase & Co.
3.900% due 07/15/2025		3,600	3,833
7.900% due 04/30/2018 (f)		3,000	3,004
Kinder Morgan, Inc.
5.000% due 02/15/2021		1,300	1,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	$6,100	$464
SABMiller Holdings, Inc.
4.950% due 01/15/2042	1,000	1,119
Springleaf Finance Corp.
6.000% due 06/01/2020	1,200	1,156
6.900% due 12/15/2017	5,000	5,175
Wells Fargo & Co.
2.550% due 12/07/2020	1,100	1,120
2.600% due 07/22/2020	1,600	1,639
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	600	608

		30,597

MUNICIPAL BONDS & NOTES 0.1%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	400	613

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
Adjustable Rate Mortgage Trust
2.787% due 09/25/2035	90	75
American Home Mortgage Assets Trust
0.623% due 05/25/2046 ^	1,123	815
American Home Mortgage Investment Trust
2.314% due 10/25/2034	180	181
Banc of America Funding Trust
2.815% due 02/20/2036	800	784
3.023% due 01/20/2047 ^	100	84
Banc of America Mortgage Trust
2.771% due 05/25/2035 ^	733	687
Banc of America Re-REMIC Trust
5.650% due 02/17/2051	86	87
BCAP LLC Trust
1.062% due 01/26/2047	285	252
2.696% due 02/26/2036	110	110
5.250% due 04/26/2037	478	438
5.250% due 08/26/2037	386	404
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	891	889
2.625% due 08/25/2033	70	71
2.651% due 08/25/2033	11	11
2.695% due 10/25/2033	59	59
2.799% due 05/25/2034	61	58
2.822% due 05/25/2034	137	133
2.924% due 03/25/2035	134	135
3.003% due 02/25/2034	10	9
3.004% due 05/25/2047 ^	389	349
3.090% due 03/25/2035	858	857
3.226% due 11/25/2034	97	94
Bear Stearns ALT-A Trust
2.792% due 09/25/2035	725	606
4.397% due 11/25/2036 ^	254	179
Bear Stearns Structured Products, Inc. Trust
2.775% due 01/26/2036	1,158	893
Chase Mortgage Finance Trust
2.756% due 02/25/2037	175	175
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	51	48
Citigroup Global Markets Mortgage Securities, Inc.
0.933% due 05/25/2032	8	8
Citigroup Mortgage Loan Trust, Inc.
2.650% due 09/25/2035	254	254
2.744% due 08/25/2035	148	145
2.932% due 09/25/2037 ^	1,375	1,245

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.603% due 09/25/2035 ^	$1,539	$1,318
Countrywide Alternative Loan Trust
0.623% due 09/25/2046 ^	1,128	989
0.643% due 07/25/2046 ^	56	42
0.783% due 05/25/2037 ^	332	197
1.767% due 11/25/2035	252	205
2.307% due 11/25/2035	194	162
2.904% due 02/25/2037 ^	636	568
5.250% due 06/25/2035 ^	123	112
6.000% due 01/25/2037 ^	670	577
6.250% due 08/25/2037 ^	149	122
Countrywide Home Loan Mortgage Pass-Through Trust
1.073% due 03/25/2035	1,581	1,213
1.093% due 02/25/2035	246	215
1.193% due 09/25/2034	14	13
2.595% due 04/20/2035	39	39
2.664% due 11/25/2034	137	130
2.728% due 11/25/2035 ^	26	22
2.763% due 08/25/2034 ^	35	30
2.807% due 11/19/2033	8	7
Credit Suisse First Boston Mortgage Securities Corp.
1.583% due 03/25/2034 ^	86	83
2.373% due 07/25/2033	22	22
2.612% due 08/25/2033	89	89
6.500% due 04/25/2033	24	24
DBUBS Mortgage Trust
0.306% due 11/10/2046 (a)	4,700	64
0.961% due 11/10/2046 (a)	4,964	122
Extended Stay America Trust
0.000% due 12/05/2031 (a)	8,000	1
First Horizon Mortgage Pass-Through Trust
2.731% due 08/25/2035	138	122
General Motors Acceptance Corp.
7.430% due 12/01/2021	5	5
GMAC Mortgage Corp. Loan Trust
3.160% due 06/25/2034	20	19
GreenPoint Mortgage Funding Trust
0.613% due 01/25/2037	295	235
0.633% due 10/25/2046	1,276	906
0.643% due 04/25/2036	322	239
Greenpoint Mortgage Pass-Through Certificates
3.092% due 10/25/2033	15	15
GS Mortgage Securities Corp.
2.312% due 11/10/2045 (a)	5,494	507
GSR Mortgage Loan Trust
2.220% due 03/25/2033	43	42
2.838% due 09/25/2035	90	91
HarborView Mortgage Loan Trust
0.612% due 07/19/2046 ^	1,410	815
0.622% due 09/19/2037	532	422
1.201% due 12/19/2036 ^	524	432
2.681% due 05/19/2033	98	96
2.711% due 07/19/2035	47	41
IndyMac Mortgage Loan Trust
0.623% due 09/25/2046	1,140	935
0.633% due 11/25/2046	1,395	989
2.711% due 12/25/2034	52	49
JPMorgan Alternative Loan Trust
0.673% due 10/25/2036	3,372	2,596
5.500% due 11/25/2036 ^	3	2
JPMorgan Chase Commercial Mortgage Securities Trust
1.260% due 12/15/2047 (a)	19,067	1,080
JPMorgan Mortgage Trust
2.137% due 11/25/2033	64	62
2.621% due 11/25/2035	66	63

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Luminent Mortgage Trust
0.597% due 12/25/2036	$1,903	$1,517
MASTR Alternative Loan Trust
0.833% due 03/25/2036	182	41
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.876% due 12/15/2030	180	171
Merrill Lynch Mortgage Investors Trust
0.643% due 02/25/2036	60	55
0.683% due 08/25/2036	28	28
1.904% due 10/25/2035	409	396
2.334% due 02/25/2033	71	68
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.864% due 08/12/2049	2,692	2,790
Morgan Stanley Bank of America Merrill Lynch Trust
1.324% due 05/15/2046 (a)	13,766	784
Residential Accredit Loans, Inc. Trust
0.583% due 02/25/2047	551	291
0.663% due 05/25/2037 ^	163	41
Residential Asset Securitization Trust
0.883% due 12/25/2036 ^	224	60
6.250% due 10/25/2036 ^	709	587
6.500% due 08/25/2036 ^	564	325
Residential Funding Mortgage Securities, Inc. Trust
3.190% due 09/25/2035 ^	103	79
6.500% due 03/25/2032	10	10
Sequoia Mortgage Trust
0.782% due 07/20/2033	279	262
1.132% due 10/19/2026	100	97
2.756% due 04/20/2035	1,105	1,146
Structured Adjustable Rate Mortgage Loan Trust
2.391% due 12/25/2035	1,808	1,442
2.718% due 04/25/2034	173	171
2.795% due 02/25/2034	80	80
2.868% due 09/25/2034	181	180
Structured Asset Mortgage Investments Trust
0.616% due 01/25/2037	817	636
0.623% due 07/25/2046 ^	305	238
0.643% due 05/25/2036	493	381
0.682% due 07/19/2035	1,030	917
1.012% due 07/19/2034	71	69
Thornburg Mortgage Securities Trust
2.394% due 06/25/2047 ^	691	619
2.487% due 06/25/2037	1,638	1,545
5.750% due 06/25/2037	1,094	1,066
UBS-Barclays Commercial Mortgage Trust
1.807% due 12/10/2045 (a)	13,552	1,141
UBS-Citigroup Commercial Mortgage Trust
2.423% due 01/10/2045 (a)	5,616	417
WaMu Mortgage Pass-Through Certificates Trust
0.723% due 07/25/2045	463	435
0.743% due 01/25/2045	258	244
2.155% due 09/25/2046	1,846	1,603
2.155% due 10/25/2046	61	54
2.155% due 11/25/2046	519	462
2.487% due 03/25/2033	280	278
2.514% due 08/25/2034	357	354
2.540% due 04/25/2035	1,407	1,391
2.574% due 06/25/2033	47	48
2.776% due 03/25/2034	211	212
2.800% due 03/25/2035	263	261
5.884% due 08/25/2046 ^	1,011	918
Washington Mutual Mortgage Pass-Through Certificates Trust
0.883% due 04/25/2035	1,581	1,168
1.121% due 04/25/2047 ^	178	19
1.291% due 07/25/2046 ^	294	184

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.771% due 06/25/2035	$343	$339
2.841% due 06/25/2035	612	623
Wells Fargo-RBS Commercial Mortgage Trust
1.463% due 03/15/2045 (a)	15,116	836

		53,343

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
2.780% due 01/16/2018	9,000	210

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 19.1%
Fannie Mae
0.633% due 10/27/2037	$3,266	3,252
0.863% due 11/25/2040	1,057	1,055
0.883% due 11/25/2040	1,894	1,893
0.933% due 10/25/2040 - 12/25/2040	2,191	2,192
2.255% due 12/01/2034	173	181
2.410% due 05/01/2035	65	69
2.573% due 03/01/2024	4	4
2.641% due 11/01/2034	1,072	1,131
2.696% due 11/01/2023	3	3
3.490% due 12/01/2020	907	978
3.730% due 01/01/2018	1,000	999
4.500% due 08/01/2023 - 07/01/2045	9,000	9,792
5.090% due 09/01/2041	472	567
6.500% due 11/01/2036	355	387
Fannie Mae, TBA
3.000% due 05/01/2046	10,000	10,241
3.500% due 06/01/2046	4,500	4,703
4.000% due 06/01/2046	6,000	6,392
4.500% due 04/01/2046	18,600	20,241
Freddie Mac
0.887% due 09/25/2022 (a)	5,145	232
1.036% due 12/15/2037 - 07/15/2040	935	942
1.039% due 11/25/2022 (a)	6,061	330
1.288% due 08/25/2019 (a)	8,223	323
1.368% due 11/25/2019 (a)	7,506	322
1.522% due 10/25/2044	1,599	1,626
2.521% due 02/01/2029	67	70
2.624% due 05/01/2023	13	14
2.682% due 04/01/2037	41	44
6.000% due 12/15/2024	45	52
7.400% due 02/01/2021	12	11
Freddie Mac, TBA
3.000% due 05/01/2046	8,000	8,177
3.500% due 05/01/2046	10,000	10,454
Ginnie Mae
1.041% due 02/16/2030	69	70
1.750% due 05/20/2022 - 05/20/2030	113	117
1.875% due 07/20/2022 - 09/20/2026	50	53
2.000% due 12/20/2023 - 05/20/2030	50	51
6.000% due 08/20/2034	4,889	5,637
NCUA Guaranteed Notes
0.808% due 11/06/2017	6,945	6,939
Tennessee Valley Authority
5.880% due 04/01/2036	3,900	5,317

		104,861

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 9.6%
U.S. Treasury Bonds
2.875% due 08/15/2045 (l)		$100	$105
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (j)		1,675	1,702
0.125% due 07/15/2022 (j)(l)		10,096	10,285
0.125% due 01/15/2023 (j)		19,603	19,792
0.125% due 07/15/2024 (j)		2,395	2,406
0.250% due 01/15/2025		12,403	12,522
1.375% due 01/15/2020 (j)(l)		767	822
1.375% due 02/15/2044 (l)		203	228
2.375% due 01/15/2027 (l)		1,057	1,293
U.S. Treasury Notes
1.625% due 02/15/2026		3,500	3,451
2.000% due 10/31/2021 (l)		400	414

			53,020

Total United States (Cost $257,841)			258,264

SHORT-TERM INSTRUMENTS 11.2%

CERTIFICATES OF DEPOSIT 0.9%
Intesa Sanpaolo SpA
1.997% due 04/11/2016		5,000	5,000

REPURCHASE AGREEMENTS (g) 0.2%
			1,172

CZECH REPUBLIC TREASURY BILLS 0.0%
(0.413%) due 09/30/2016 (c)(d)	CZK	5,000	211

JAPAN TREASURY BILLS 10.1%
(0.090%) due 05/16/2016 - 06/13/2016 (c)(b)	JPY	6,270,000	55,722

U.S. TREASURY BILLS 0.0%
0.254% due 04/21/2016 (c)(d)(l)		$82	82

Total Short-Term Instruments (Cost $61,798)			62,187

Total Investments in Securities (Cost $603,877)			610,013

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III		20,165	199

Total Short-Term Instruments (Cost $199)			199

Total Investments in Affiliates (Cost $199)			199

Total Investments 111.0% (Cost $604,076)			$610,212

Financial Derivative Instruments (i)(k) 0.6% (Cost or Premiums, net $(477))			3,310

Other Assets and Liabilities, net (11.6%)			(63,735)

Net Assets 100.0%			$549,787

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	135

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$1,172	U.S. Treasury Notes 3.750% due 11/15/2018	$(1,199)	$1,172	$1,172

Total Repurchase Agreements						$(1,199)	$1,172	$1,172

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
MBC	0.730%	02/11/2016	05/11/2016	GBP (5,642)	$(8,112)

Total Reverse Repurchase Agreements					$(8,112)

(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(35,107) at a weighted average interest rate of 0.153%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.500%	04/01/2046	$24,000	$(26,042)	$(26,117)
Fannie Mae, TBA	4.500	05/01/2046	5,000	(5,429)	(5,435)

Total Short Sales				$(31,471)	$(31,552)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(h)	Securities with an aggregate market value of $7,942 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
MBC	$0	$(8,112)	$0	$(8,112)	$7,942	$(170)
SSB	1,172	0	0	1,172	(1,199)	(27)

Total Borrowings and Other Financing Transactions	$1,172	$(8,112)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(8,112)	$0	$(8,112)

Total Borrowings	$0	$0	$(8,112)	$0	$(8,112)

Gross amount of recognized liabilities for reverse repurchase agreements					$(8,112)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$112.250	05/20/2016	686	$6	$4
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/20/2016	812	7	13

				$13	$17

Total Purchased Options				$13	$17

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2016	4	$1	$0	$0
90-Day Eurodollar September Futures	Long	09/2016	9	(1)	0	0
90-Day Eurodollar September Futures	Short	09/2017	9	0	0	(1)
Call Options Strike @ EUR 163.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	34	(39)	6	(2)
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond June Futures	Long	05/2016	324	0	0	0
Canada Government 10-Year Bond June Futures	Short	06/2016	28	27	13	0
Euro-Bobl June Futures	Long	06/2016	470	(139)	0	(37)
Euro-BONO June Futures June Futures	Short	06/2016	36	(80)	2	(5)
Euro-BTP Italy Government Bond June Futures	Long	06/2016	14	42	4	0
Euro-Bund 10-Year Bond June Futures	Short	06/2016	165	90	51	(11)
Euro-Buxl 30-Year Bond June Futures	Short	06/2016	6	(28)	6	(3)
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2016	61	152	4	(8)
Japan Government 10-Year Bond June Futures	Short	06/2016	6	(30)	28	(2)
Put Options Strike @ EUR 122.500 on Euro-Bobl June Futures	Long	05/2016	405	0	0	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	755	174	157	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2016	458	(151)	172	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	84	4	89	0
United Kingdom Long Gilt June Futures	Long	06/2016	56	23	29	(26)

Total Futures Contracts				$45	$561	$(96)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$144,000	$769	$685	$0	$(9)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	137

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill *	2.200%	06/16/2026	CAD	12,600	$(613)	$(53)	$45	$0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,400	30	30	0	0
Pay	3-Month SEK-STIBOR	1.080	01/26/2025	SEK	3,400	4	15	0	(1)
Pay	3-Month SEK-STIBOR	1.085	01/26/2025		4,000	5	18	0	(1)
Pay	3-Month USD-LIBOR *	1.250	06/15/2018	$	18,100	126	53	7	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		7,900	(351)	(156)	0	(13)
Receive	3-Month USD-LIBOR	2.300	01/13/2023		8,200	(519)	(230)	0	(20)
Receive	3-Month USD-LIBOR *	2.000	06/15/2023		133,800	(5,033)	(830)	0	(249)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		4,900	(429)	(503)	0	(18)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		11,800	(627)	(175)	0	(43)
Pay	3-Month USD-LIBOR	2.500	12/16/2035		100	8	8	0	0
Pay	3-Month USD-LIBOR *	2.500	06/15/2046		6,500	487	534	45	0
Pay	3-Month ZAR-JIBAR *	9.000	09/21/2026	ZAR	10,000	8	3	8	0
Receive	6-Month AUD-BBR-BBSW	3.500	12/17/2025	AUD	1,800	(113)	(67)	0	(11)
Receive	6-Month AUD-BBR-BBSW *	3.250	06/17/2026		100	(4)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR *	0.000	09/21/2018	EUR	11,900	(37)	16	1	0
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021		25,900	(145)	70	0	(12)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		7,400	421	300	0	(12)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		19,300	269	94	0	(34)
Receive	6-Month EUR-EURIBOR	1.564	11/30/2045		5,500	(907)	(682)	7	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		9,100	(469)	(59)	7	0
Receive	6-Month GBP-LIBOR *	1.750	09/16/2018	GBP	25,900	(675)	(285)	0	(24)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		7,200	(33)	(17)	0	(7)
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		30,200	376	326	62	0
Pay	6-Month GBP-LIBOR *	1.500	09/21/2026		2,100	8	22	4	0
Pay	6-Month GBP-LIBOR *	1.750	03/15/2047		700	23	11	5	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	1,990,000	92	78	1	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		1,940,000	(524)	(267)	17	0
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		1,420,000	1,080	506	0	(37)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		1,280,000	162	(60)	0	(33)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		260,000	334	278	0	(15)
Pay	6-Month JPY-LIBOR	1.500	12/20/2045		130,000	286	238	0	(9)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		220,000	(484)	(58)	14	0
Pay	28-Day MXN-TIIE	4.300	09/01/2016	MXN	200,600	6	(55)	0	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017		57,300	(16)	(19)	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		167,300	(59)	(31)	0	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		57,700	7	26	2	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		91,300	104	(8)	4	0
Receive	28-Day MXN-TIIE	5.610	07/07/2021		129,200	(86)	10	13	0
Pay	28-Day MXN-TIIE	5.795	12/10/2021		60,500	62	(21)	4	0

						$(7,226)	$(943)	$246	$(540)

Total Swap Agreements						$(6,457)	$(258)	$246	$(549)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(j)	Securities with an aggregate market value of $12,761 and cash of $1,500 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$17	$561	$246	$824	$0	$(96)	$(711)	$(807)

(1)	Unsettled variation margin liability of $(162) for closed swap agreements is outstanding at period end.

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2016		AUD	6,278	$		4,491	$0	$(321)
	04/2016		BRL	9,310			2,616	27	0
	04/2016		DKK	106,550			15,752	0	(519)
	04/2016	$		2,392		BRL	9,310	198	0
	04/2016			394		KRW	471,952	17	0
	05/2016		CNH	13,535	$		2,077	0	(12)
	05/2016		EUR	391			435	0	(10)
	05/2016		INR	27,038			397	0	(8)
	05/2016		KRW	542,906			455	0	(18)
	05/2016		TWD	110,771			3,318	0	(128)
	05/2016	$		1,486		CNH	9,627	0	0
	05/2016			624		JPY	70,600	4	0
	05/2016			1,012		PLN	4,094	84	0
	05/2016			839		TRY	2,500	37	0
	06/2016		JPY	770,000	$		6,782	0	(71)
	10/2016		BRL	6,100			1,584	0	(27)
	01/2017		CNY	10,989			1,585	0	(84)
	01/2017	$		2,042		CNY	13,535	13	0

BPS	04/2016		BRL	19,029	$		5,347	55	0
	04/2016		KRW	703,056			582	0	(31)
	04/2016		TWD	19,485			582	0	(24)
	04/2016	$		5,046		BRL	19,029	246	0
	04/2016			1,733		CNH	11,605	61	0
	05/2016		JPY	500,000	$		4,402	0	(46)
	05/2016		MYR	5,079			1,167	0	(143)
	09/2016		CNH	17,343			2,624	0	(38)
	01/2017		CNY	16,140			2,332	0	(119)

BRC	04/2016		BRL	25,828			7,257	74	0
	04/2016	$		7,070		BRL	25,828	113	0
	05/2016			6,911		MXN	123,166	188	0
	05/2016			659		MYR	2,705	39	0
	05/2016			918		TWD	30,386	27	0
	09/2016		CNH	4,709	$		708	0	(15)
	10/2016		BRL	27,600			7,194	0	(92)

CBK	04/2016			25,828			7,073	0	(110)
	04/2016		CAD	9,543			6,954	0	(394)
	04/2016	$		7,257		BRL	25,828	0	(74)
	04/2016			7,243		CAD	9,543	105	0
	04/2016			537		CZK	13,036	12	0
	05/2016		BRL	12,392	$		3,549	130	0
	05/2016		CAD	9,543			7,243	0	(105)
	05/2016		EUR	6,862			7,617	0	(201)
	05/2016		JPY	700,000			6,161	0	(67)
	05/2016		SGD	1,147			820	0	(31)
	05/2016	$		3,546		CHF	3,437	35	0
	05/2016			3,544		EUR	3,138	30	0
	05/2016			21,437		GBP	14,908	6	(29)
	05/2016			118		IDR	1,621,161	4	0
	05/2016			667		ILS	2,593	24	0
	05/2016			443		KRW	537,747	26	0
	05/2016			600		RUB	43,680	42	0
	05/2016			802		SEK	6,755	31	0
	09/2016		CNH	2,355	$		354	0	(8)
	01/2017	$		948		RUB	68,635	5	0

DUB	04/2016		BRL	13,778	$		4,048	216	0
	04/2016	$		3,871		BRL	13,778	0	(40)
	05/2016			1,796		KRW	2,172,311	98	0
	05/2016			150		THB	5,329	2	0

GLM	04/2016		AUD	1,167	$		838	0	(57)
	04/2016		BRL	17,610			5,143	311	(66)
	04/2016	$		4,829		BRL	17,610	108	(39)
	04/2016			2,840		NZD	4,290	125	0
	05/2016		CNH	2,313	$		356	0	(1)
	05/2016		DKK	7,305			1,095	0	(22)
	05/2016		JPY	874,700			7,739	26	(68)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	139

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016		RUB	37,605	$		545	$0	$(8)
	05/2016	$		6,398		EUR	5,706	103	0
	05/2016			48,591		JPY	5,641,952	1,594	0
	05/2016			699		NOK	5,970	23	0
	05/2016			1,163		THB	40,879	0	(2)

HUS	04/2016		BRL	6,246	$		1,734	0	(4)
	04/2016		DKK	31,175			4,614	0	(146)
	04/2016		SGD	811			568	0	(34)
	04/2016	$		1,755		BRL	6,246	0	(18)
	05/2016		CNH	35,261	$		5,376	0	(68)
	05/2016		KRW	2,825,094			2,346	0	(117)
	05/2016		TWD	43,901			1,325	0	(41)
	05/2016	$		1,721		BRL	6,246	2	0
	05/2016			1,983		KRW	2,383,298	95	0
	05/2016			791		MYR	3,275	53	0
	05/2016			710		TWD	23,515	22	0
	09/2016		CNH	2,354	$		354	0	(7)
	09/2016	$		386		CNH	2,532	2	0
	01/2017			20			131	0	0
	01/2017			2,053		CNY	13,594	11	0
	02/2017			952		RUB	69,096	6	0

JPM	04/2016		AUD	3,066	$		2,189	0	(161)
	04/2016		BRL	5,310			1,492	15	0
	04/2016		DKK	12,783			1,897	0	(55)
	04/2016	$		1,446		BRL	5,310	31	0
	05/2016		DKK	9,880	$		1,493	0	(17)
	05/2016		EUR	1,528			1,726	0	(14)
	05/2016		GBP	4,963			7,216	87	0
	05/2016		KRW	464,579			383	0	(22)
	05/2016		TWD	115,646			3,500	0	(98)
	05/2016	$		3,412		CNH	22,508	63	0
	05/2016			375		EUR	331	2	0
	05/2016			848		JPY	95,800	4	0
	05/2016			7,966		KRW	9,616,923	418	0
	05/2016			559		MYR	2,348	46	0
	05/2016			2,368		RUB	182,566	317	0
	05/2016			2,408		SGD	3,319	54	0
	05/2016			106		THB	3,727	0	0
	05/2016			815		TWD	27,042	26	0
	09/2016		CNH	32,417	$		4,904	0	(71)
	09/2016	$		1,444		CNH	9,417	2	0
	10/2016		BRL	16,100	$		4,181	0	(69)
	10/2016		DKK	38,430			5,873	0	(33)
	01/2017		CNH	3,369			492	0	(21)

MSB	04/2016		JPY	2,399,615			21,538	203	0
	05/2016		DKK	6,695			1,015	0	(9)
	05/2016		GBP	915			1,314	8	(9)
	05/2016	$		8,467		GBP	5,815	0	(114)
	09/2016		CZK	5,018	$		201	0	(11)

SCX	04/2016		NZD	4,791			3,159	0	(153)
	05/2016		CNH	49,756			7,578	0	(107)
	05/2016		GBP	364			521	0	(2)
	05/2016		KRW	967,226			813	0	(30)
	05/2016	$		7,104		CNH	46,255	40	0
	05/2016			5,222		CNY	34,496	103	0
	05/2016			41,009		EUR	36,845	966	0
	05/2016			546		GBP	390	14	0
	05/2016			3,623		JPY	416,900	85	0
	05/2016			715		MYR	3,007	61	0
	05/2016			1,050		ZAR	15,618	0	0
	06/2016		CNH	16,375	$		2,495	0	(31)
	06/2016	$		2,495		CNY	16,383	32	0
	01/2017			471		CNH	3,238	23	0

UAG	04/2016		JPY	1,210,385	$		10,848	86	0
	04/2016	$		7,902		AUD	10,511	155	0
	05/2016		AUD	10,511	$		7,892	0	(155)
	05/2016		DKK	34,863			5,226	0	(104)
	05/2016		JPY	690,000			6,072	0	(67)
	05/2016		KRW	880,224			730	0	(37)

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016	$		2,438		EUR	2,174	$39	$0
	05/2016			5,804		INR	403,958	251	0
	05/2016			2,412		JPY	271,900	8	(2)
	09/2016		CNH	14,516	$		2,196	0	(32)
	09/2016	$		9,470		CNH	61,744	6	0

Total Forward Foreign Currency Contracts								$7,575	$(4,887)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.059	05/06/2016	EUR	7,486	$38	$1
	Put - OTC EUR versus USD		1.120	05/06/2016		7,486	162	40

BPS	Call - OTC USD versus BRL	BRL	4.000	05/19/2016	$	400	25	3
	Call - OTC USD versus JPY	JPY	117.250	05/06/2016		7,387	110	13

CBK	Call - OTC USD versus BRL	BRL	4.000	05/19/2016		200	12	1

FBF	Call - OTC USD versus BRL		4.000	05/19/2016		3,500	206	23

GLM	Call - OTC USD versus JPY	JPY	117.250	05/06/2016		6,757	103	12

JPM	Put - OTC EUR versus USD	$	1.039	05/06/2016	EUR	4,075	13	0
	Put - OTC EUR versus USD		1.099	05/06/2016		4,075	60	7

SCX	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	$	128	39	54

							$768	$154

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400%	03/03/2017	JPY 140,000	$9	$8

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC Fannie Mae 4.500% due 04/01/2046	$	120.000	04/06/2016	$38,000	$2	$0

JPM	Put - OTC Fannie Mae 3.000% due 04/01/2046		71.000	04/06/2016	7,000	0	0
	Put - OTC Fannie Mae 3.500% due 05/01/2046		73.000	05/05/2016	9,000	0	0
	Call - OTC Fannie Mae 4.000% due 04/01/2046		124.000	04/06/2016	11,000	1	0

						$3	$0

Total Purchased Options						$780	$162

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$	1,900	$(4)	$0

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		2,400	(5)	0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		4,100	(8)	0

JPM	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.000	04/20/2016	EUR	13,300	(52)	(2)

							$(69)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	3,200	$(37)	$(26)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	141

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.086	05/06/2016	EUR	11,228	$(109)	$(9)
	Put - OTC USD versus CNH	CNH	6.600	04/27/2016	$	2,200	(22)	(48)

BPS	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		400	(5)	(28)
	Call - OTC USD versus BRL		4.300	05/19/2016		400	(10)	(1)
	Call - OTC USD versus JPY	JPY	122.450	05/06/2016		7,387	(29)	(2)

CBK	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		200	(2)	(14)
	Call - OTC USD versus BRL		4.300	05/19/2016		200	(6)	0
	Put - OTC USD versus CNH	CNH	6.600	04/27/2016		2,200	(22)	(48)

FBF	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		3,500	(36)	(244)
	Call - OTC USD versus BRL		4.300	05/19/2016		3,500	(94)	(6)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,000	(53)	(30)

GLM	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	2,100	(82)	(68)
	Call - OTC EUR versus MXN		22.650	03/21/2017		2,100	(72)	(81)
	Call - OTC USD versus BRL	BRL	3.150	06/21/2016	$	6,000	(206)	(869)
	Call - OTC USD versus JPY	JPY	122.450	05/06/2016		6,757	(26)	(1)

JPM	Put - OTC EUR versus USD	$	1.070	05/06/2016	EUR	6,113	(43)	(2)
	Put - OTC USD versus BRL	BRL	3.460	06/20/2016	$	1,700	(25)	(27)
	Call - OTC USD versus BRL		4.030	06/20/2016		1,700	(30)	(21)

NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		1,300	(33)	(53)

UAG	Put - OTC USD versus KRW		1,145.000	01/19/2017		1,800	(40)	(72)

							$(982)	$(1,650)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$2,000	$(26)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	8,900	$(33)	$0
	Put - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Pay	1.400	04/29/2016		8,900	(77)	(4)

JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	900,000	(10)	(7)

								$(120)	$(11)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$	100	$0	$2

Total Written Options						$(1,197)	$(1,661)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	$159,830	AUD	0	EUR	12,920	GBP	0	JPY	0	NZD	0	$(3,576)
Sales	162,084		10,200		212,841		72,500		900,000		15,600	(2,951)
Closing Buys	(77,350)		0		(66,200)		(12,700)		0		(15,600)	2,020
Expirations	(156,220)		(10,200)		(94,610)		(43,950)		0		0	2,279
Exercised	(34,400)		0		(12,310)		(15,850)		0		0	1,031

Balance at End of Period	$53,944	AUD	0	EUR	52,641	GBP	0	JPY	900,000	NZD	0	$(1,197)

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Reynolds American, Inc.	(1.000)%	12/20/2020	0.372%	$	200	$(6)	$0	$0	$(6)
	Veolia Environnement S.A..	(1.000)	12/20/2020	0.678	EUR	100	(1)	(1)	0	(2)

BPS	BASF SE	(1.000)	12/20/2020	0.474		100	(2)	(1)	0	(3)
	Kinder Morgan, Inc.	(1.000)	03/20/2021	3.139	$	600	59	(2)	57	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391	EUR	200	(5)	(2)	0	(7)
	Teliasonera AB	(1.000)	12/20/2020	0.533		300	(3)	(5)	0	(8)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.678		100	(1)	(1)	0	(2)

BRC	Altria Group, Inc.	(1.000)	12/20/2020	0.277	$	300	(10)	0	0	(10)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	100	(2)	(1)	0	(3)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		300	(7)	(3)	0	(10)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372	$	400	(12)	0	0	(12)
	Springleaf Finance Corp.	(5.000)	06/20/2020	3.986		1,200	(119)	72	0	(47)
	UBS AG	(1.000)	03/20/2017	0.962		1,900	2	(3)	0	(1)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		200	(7)	1	0	(6)

CBK	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	300	(7)	(1)	0	(8)
	Bayer AG	(1.000)	12/20/2020	0.465		300	(6)	(3)	0	(9)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311	$	200	(6)	0	0	(6)

DUB	Cardinal Health, Inc.	(1.000)	12/20/2016	0.042		500	(10)	6	0	(4)
	Cytec Industries, Inc.	(1.000)	09/20/2017	0.108		200	2	(5)	0	(3)

FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.277		300	(10)	0	0	(10)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		400	(12)	0	0	(12)

GST	Altria Group, Inc.	(1.000)	12/20/2020	0.277		300	(10)	0	0	(10)
	BASF SE	(1.000)	12/20/2020	0.474	EUR	200	(5)	(1)	0	(6)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513		200	(5)	0	0	(5)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		400	(9)	(4)	0	(13)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372	$	100	(3)	0	0	(3)
	SABMiller PLC	(1.000)	01/20/2022	0.361		200	(5)	(2)	0	(7)
	Springleaf Finance Corp.	(5.000)	12/20/2017	2.844		5,000	(396)	209	0	(187)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.678	EUR	100	0	(2)	0	(2)

JPM	Ally Financial, Inc.	(5.000)	06/20/2018	1.951	$	900	(75)	14	0	(61)
	Altria Group, Inc.	(1.000)	12/20/2020	0.277		300	(10)	0	0	(10)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.465		200	(4)	(2)	0	(6)
	Fortum OYJ	(1.000)	12/20/2020	0.761		200	0	(3)	0	(3)
	Kinder Morgan, Inc.	(1.000)	03/20/2021	3.139	$	700	69	(2)	67	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391	EUR	100	(2)	(1)	0	(3)
	Pfizer, Inc.	(1.000)	12/20/2020	0.195	$	700	(26)	0	0	(26)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		100	(3)	0	0	(3)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		300	(9)	(1)	0	(10)

MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.195		200	(8)	1	0	(7)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		200	(6)	0	0	(6)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		100	(3)	0	0	(3)

							$(677)	$256	$124	$(545)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2019	2.515%	$	1,100	$(31)	$(24)	$0	$(55)
	France Government International Bond	0.250	03/20/2020	0.214		1,800	(14)	16	2	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	1,100	(6)	9	3	0

BRC	France Government International Bond	0.250	03/20/2020	0.214	$	1,500	(11)	13	2	0
	Russia Government International Bond	1.000	09/20/2016	0.570		1,200	(16)	19	3	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	200	(16)	0	0	(16)

CBK	Brazil Government International Bond	1.000	03/20/2019	2.178	$	600	(25)	5	0	(20)
	France Government International Bond	0.250	03/20/2020	0.214		1,400	(13)	15	2	0
	France Government International Bond	0.250	06/20/2020	0.229		300	(2)	2	0	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	300	(25)	1	0	(24)

DUB	Brazil Government International Bond	1.000	03/20/2019	2.178	$	3,800	(162)	34	0	(128)

FBF	Tesco PLC	1.000	12/20/2020	2.589	EUR	200	(16)	0	0	(16)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	143

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Brazil Government International Bond	1.000%	03/20/2019	2.178%	$	300	$(13)	$3	$0	$(10)
	France Government International Bond	0.250	03/20/2020	0.214		6,900	(61)	71	10	0
	France Government International Bond	0.250	06/20/2020	0.229		600	(3)	4	1	0

HUS	Brazil Government International Bond	1.000	09/20/2019	2.515		600	(17)	(13)	0	(30)
	France Government International Bond	0.250	03/20/2020	0.214		600	(4)	5	1	0
	Russia Government International Bond	1.000	09/20/2016	0.570		1,200	(14)	17	3	0

JPM	France Government International Bond	0.250	03/20/2020	0.214		2,500	(19)	23	4	0
	France Government International Bond	0.250	06/20/2020	0.229		600	(3)	4	1	0

MYC	Brazil Government International Bond	1.000	06/20/2019	2.314		200	(5)	(3)	0	(8)
	Brazil Government International Bond	1.000	09/20/2019	2.515		1,300	(38)	(27)	0	(65)
	France Government International Bond	0.250	03/20/2020	0.214		1,100	(8)	9	1	0

							$(522)	$183	$33	$(372)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	1,900	$2,060	$(2)	$103	$101	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		2,050	2,222	65	37	102	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021		11,100	12,032	354	234	588	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021		4,200	4,553	39	183	222	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026		10,640	11,534	212	319	531	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	4,000	5,640	18	85	103	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	EUR	18,500	20,054	420	560	980	0

GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	6,100	8,845	7	(90)	0	(83)

							$1,113	$1,431	$2,627	$(83)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,647,200	$0	$26	$26	$0

CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,020,900	0	16	16	0

DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		4,941,500	0	79	79	0

GLM	Pay	1-Month GBP-UKRPI	3.188	01/15/2031	GBP	1,000	0	22	22	0

NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020	KRW	1,647,200	0	27	27	0

RYL	Pay	1-Month GBP-UKRPI	3.220	01/15/2031	GBP	800	13	12	25	0

UAG	Pay	1-Month GBP-UKRPI	3.223	01/15/2031		700	0	22	22	0

							$13	$204	$217	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$	15	$0	$28	$28	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016		7	0	14	14	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016		7	0	15	15	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016		9	0	19	19	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016		5	0	11	11	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016		7	0	17	17	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	09/14/2016		7	0	8	8	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016		4	0	6	6	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	03/22/2017		10	0	4	4	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.150	03/30/2017		7	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016		7	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016		7	0	1	1	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016		15	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016		9	0	(6)	0	(6)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016		12	0	(11)	0	(11)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.000	09/14/2016		7	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016		4	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017		10	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.050	03/30/2017		7	0	0	0	0

							$0	$103	$127	$(24)

Total Swap Agreements							$(73)	$2,177	$3,128	$(1,024)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $2,607 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$0	$(26)	$0	$(26)	$(26)	$0	$(26)
BOA	380	41	234	655	(1,198)	(57)	(63)	(1,318)	(663)	895	232
BPS	362	16	645	1,023	(401)	(31)	(20)	(452)	571	0	571
BRC	441	0	5	446	(107)	(4)	(105)	(216)	230	0	230
CBK	450	1	874	1,325	(1,019)	(62)	(67)	(1,148)	177	768	945
DUB	316	0	1,186	1,502	(40)	0	(159)	(199)	1,303	(640)	663
FBF	0	23	0	23	0	(280)	(38)	(318)	(295)	295	0
GLM	2,290	12	22	2,324	(263)	(1,019)	(83)	(1,365)	959	(1,100)	(141)
GST	0	0	11	11	0	0	(243)	(243)	(232)	304	72
HUS	191	0	4	195	(435)	0	(30)	(465)	(270)	0	(270)
JPM	1,065	15	72	1,152	(561)	(57)	(127)	(745)	407	(476)	(69)
MSB	211	0	0	211	(143)	0	0	(143)	68	82	150
MYC	0	0	1	1	0	0	(89)	(89)	(88)	263	175
NGF	0	0	27	27	0	(53)	0	(53)	(26)	0	(26)
RYL	0	0	25	25	0	0	0	0	25	0	25

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	145

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
SCX	$1,324	$54	$0	$1,378	$(323)	$0	$0	$(323)	$1,055	$(910)	$145
UAG	545	0	22	567	(397)	(72)	0	(469)	98	0	98

Total Over the Counter	$7,575	$162	$3,128	$10,865	$(4,887)	$(1,661)	$(1,024)	$(7,572)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$17	$17
Futures	0	0	0	0	561	561
Swap Agreements	0	0	0	0	246	246

	$0	$0	$0	$0	$824	$824

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,575	$0	$7,575
Purchased Options	0	0	0	154	8	162
Swap Agreements	0	157	0	2,754	217	3,128

	$0	$157	$0	$10,483	$225	$10,865

	$0	$157	$0	$10,483	$1,049	$11,689

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$96	$96
Swap Agreements	0	9	0	0	702	711

	$0	$9	$0	$0	$798	$807

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,887	$0	$4,887
Written Options	0	2	0	1,648	11	1,661
Swap Agreements	0	917	0	107	0	1,024

	$0	$919	$0	$6,642	$11	$7,572

	$0	$928	$0	$6,642	$809	$8,379

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(37)	$(37)
Futures	0	0	0	0	3,687	3,687
Swap Agreements	0	(1,713)	0	0	(5,373)	(7,086)

	$0	$(1,713)	$0	$0	$(1,723)	$(3,436)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,466	$0	$2,466
Purchased Options	0	(10)	0	130	(1,103)	(983)
Written Options	0	202	0	1,856	1,572	3,630
Swap Agreements	0	78	0	(7,636)	295	(7,263)

	$0	$270	$0	$(3,184)	$764	$(2,150)

	$0	$(1,443)	$0	$(3,184)	$(959)	$(5,586)

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	(1,321)	(1,321)
Swap Agreements	0	1,032	0	0	(726)	306

	$0	$1,032	$0	$0	$(2,043)	$(1,011)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,200)	$0	$(5,200)
Purchased Options	0	0	0	(555)	622	67
Written Options	0	48	0	2,237	199	2,484
Swap Agreements	0	1,175	0	11,951	195	13,321

	$0	$1,223	$0	$8,433	$1,016	$10,672

	$0	$2,255	$0	$8,433	$(1,027)	$9,661

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$2,776	$0	$2,776
Sovereign Issues	0	2,533	0	2,533
Belgium
Corporate Bonds & Notes	0	216	0	216
Brazil
Corporate Bonds & Notes	0	3,231	0	3,231
Sovereign Issues	0	12,960	0	12,960
Canada
Corporate Bonds & Notes	0	1,414	0	1,414
Non-Agency Mortgage-Backed Securities	0	2,302	0	2,302
Sovereign Issues	0	22,055	0	22,055
Cayman Islands
Asset-Backed Securities	0	14	0	14
China
Sovereign Issues	0	291	0	291
Denmark
Corporate Bonds & Notes	0	40,170	0	40,170
France
Corporate Bonds & Notes	0	5,416	0	5,416
Sovereign Issues	0	21,013	0	21,013
Germany
Corporate Bonds & Notes	0	3,284	0	3,284
Greece
Corporate Bonds & Notes	0	2,695	0	2,695
Ireland
Asset-Backed Securities	0	154	0	154
Corporate Bonds & Notes	0	4,820	0	4,820
Sovereign Issues	0	1,285	0	1,285
Italy
Corporate Bonds & Notes	0	3,437	0	3,437
Non-Agency Mortgage-Backed Securities	0	2,681	0	2,681
Sovereign Issues	0	19,340	0	19,340
Japan
Corporate Bonds & Notes	0	3,523	0	3,523
Sovereign Issues	0	36,642	0	36,642
Luxembourg
Asset-Backed Securities	0	372	0	372
Mexico
Sovereign Issues	0	261	0	261
Netherlands
Asset-Backed Securities	0	436	0	436
Corporate Bonds & Notes	0	10,366	0	10,366
Norway
Corporate Bonds & Notes	0	3,304	0	3,304

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Poland
Sovereign Issues	$0	$28	$0	$28
Portugal
Corporate Bonds & Notes	0	1,460	0	1,460
Slovenia
Sovereign Issues	0	19,232	0	19,232
Spain
Corporate Bonds & Notes	0	836	0	836
Sovereign Issues	0	18,942	0	18,942
Supranational
Corporate Bonds & Notes	0	8,368	0	8,368
Sweden
Corporate Bonds & Notes	0	1,770	0	1,770
Sovereign Issues	0	1,390	0	1,390
Switzerland
Corporate Bonds & Notes	0	1,959	0	1,959
Sovereign Issues	0	502	0	502
United Kingdom
Corporate Bonds & Notes	0	18,888	0	18,888
Sovereign Issues	0	9,196	0	9,196
United States
Asset-Backed Securities	0	14,317	0	14,317
Bank Loan Obligations	0	1,303	0	1,303
Corporate Bonds & Notes	0	30,597	0	30,597
Municipal Bonds & Notes	0	613	0	613
Non-Agency Mortgage-Backed Securities	0	53,337	6	53,343
Preferred Securities	210	0	0	210
U.S. Government Agencies	0	104,850	11	104,861
U.S. Treasury Obligations	0	53,020	0	53,020
Short-Term Instruments
Certificates of Deposit	0	5,000	0	5,000
Repurchase Agreements	0	1,172	0	1,172
Czech Republic Treasury Bills	0	211	0	211
Japan Treasury Bills	0	55,722	0	55,722
U.S. Treasury Bills	0	82	0	82
	$210	$609,786	$17	$610,013

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$199	$0	$0	$199

Total Investments	$409	$609,786	$17	$610,212

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	147

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

March 31, 2016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(31,552)	$0	$(31,552)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	561	263	0	824
Over the counter	0	10,865	0	10,865
	$561	$11,128	$0	$11,689

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(96)	$(549)	$0	$(645)
Over the counter	0	(7,572)	0	(7,572)
	$(96)	$(8,121)	$0	$(8,217)

Totals	$874	$581,241	$17	$582,132

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged)

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.8%

AUSTRALIA 0.0%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Swan Trust
3.390% due 04/25/2041	AUD	248	$190

Total Australia (Cost $225)			190

BRAZIL 1.4%

CORPORATE BONDS & NOTES 0.4%
Petrobras Global Finance BV
2.000% due 05/20/2016		$700	699
3.250% due 03/17/2017		900	886
3.522% due 03/17/2020		1,700	1,313

			2,898

SOVEREIGN ISSUES 1.0%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	23,800	6,194

Total Brazil (Cost $9,425)			9,092

CANADA 4.1%

CORPORATE BONDS & NOTES 0.3%
Royal Bank of Canada
2.300% due 03/22/2021		$1,700	1,717

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Canadian Mortgage Pools
0.960% due 06/01/2020	CAD	645	491
1.160% due 07/01/2020		1,597	1,223
1.160% due 08/01/2020		677	518

			2,232

SOVEREIGN ISSUES 3.5%
Canada Government International Bond
1.500% due 12/01/2044 (e)		439	429
Province of Alberta
1.250% due 06/01/2020		2,400	1,845
2.350% due 06/01/2025		2,500	1,940
Province of British Columbia
4.300% due 06/18/2042		100	95
Province of Ontario
2.100% due 09/08/2018		700	554
2.400% due 06/02/2026		2,100	1,631
2.450% due 06/29/2022		$500	513
2.600% due 06/02/2025	CAD	9,300	7,411
3.150% due 06/02/2022		3,300	2,766
3.450% due 06/02/2045		1,200	986
3.500% due 06/02/2024		3,100	2,650
4.000% due 10/07/2019		$400	434
Province of Quebec
2.750% due 08/25/2021		700	734
4.250% due 12/01/2021	CAD	700	619
5.125% due 11/14/2016		$300	308

			22,915

Total Canada (Cost $27,519)			26,864

CAYMAN ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Four Corners CLO Ltd.
0.889% due 01/26/2020		$370	365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHA Credit Partners Ltd.
1.838% due 05/15/2023		$1,260	$1,254

Total Cayman Islands (Cost $1,627)			1,619

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		$900	903

Total China (Cost $899)			903

DENMARK 6.0%

CORPORATE BONDS & NOTES 6.0%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	35,300	5,407
1.000% due 10/01/2016		128,200	19,707
2.000% due 10/01/2037		4,300	650
2.500% due 10/01/2047		18,900	2,836
3.000% due 10/01/2047		25,787	3,989
Realkredit Danmark A/S
2.000% due 10/01/2037		5,300	799
2.500% due 10/01/2037		8,625	1,334
2.500% due 10/01/2047		10,100	1,520
3.000% due 10/01/2047		16,421	2,554

Total Denmark (Cost $37,835)			38,796

FRANCE 3.8%

CORPORATE BONDS & NOTES 1.2%
BNP Paribas Cardif S.A.
4.032% due 11/25/2025 (f)	EUR	1,200	1,326
Credit Agricole Assurances S.A.
4.250% due 01/13/2025 (f)		1,400	1,526
Credit Agricole S.A.
8.125% due 09/19/2033		$1,000	1,089
Dexia Credit Local S.A.
1.225% due 03/23/2018		1,200	1,201
1.875% due 03/28/2019		2,600	2,614

			7,756

SOVEREIGN ISSUES 2.6%
France Government International Bond
1.000% due 11/25/2025	EUR	1,800	2,162
2.500% due 05/25/2030		300	417
3.250% due 05/25/2045 (g)		4,600	7,575
4.000% due 10/25/2038		1,300	2,289
4.500% due 04/25/2041		2,200	4,244

			16,687

Total France (Cost $22,401)			24,443

GERMANY 1.5%

CORPORATE BONDS & NOTES 1.1%
Commerzbank AG
8.125% due 09/19/2023		$2,600	2,945
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	800	621
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		300	248
5.375% due 04/23/2024	NZD	1,400	1,079
5.500% due 03/29/2022	AUD	1,100	964
7.000% due 05/10/2017	NZD	200	145
Symrise AG
4.125% due 10/25/2017	EUR	1,100	1,318

			7,320

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.4%
Republic of Germany
4.250% due 07/04/2039	EUR	1,300	$2,589

Total Germany (Cost $10,162)			9,909

GREECE 0.3%

CORPORATE BONDS & NOTES 0.2%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	900	935
5.014% due 12/27/2017		100	103

			1,038

SOVEREIGN ISSUES 0.1%
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	80,000	644

Total Greece (Cost $1,662)			1,682

IRELAND 2.0%

ASSET-BACKED SECURITIES 0.0%
Mercator CLO PLC
0.048% due 02/18/2024	EUR	73	83

CORPORATE BONDS & NOTES 1.8%
Depfa ACS Bank
3.875% due 11/14/2016		6,900	8,037
4.875% due 05/21/2019		400	525
German Postal Pensions Securitisation PLC
4.375% due 01/18/2022		2,000	2,841

			11,403

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025		800	1,285

Total Ireland (Cost $12,485)			12,771

ITALY 5.4%

CORPORATE BONDS & NOTES 0.9%
Banca Carige SpA
3.875% due 10/24/2018	EUR	2,600	3,191
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056		1,530	1,879
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$600	563

			5,633

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Berica ABS SRL
0.058% due 12/31/2055	EUR	107	121
Casa D’este Finance SRL
0.125% due 09/15/2040		595	661
Claris Finance SRL
0.354% due 10/31/2060		902	1,019

			1,801

SOVEREIGN ISSUES 4.2%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (e)		1,095	1,294
3.250% due 09/01/2046		2,900	3,943
3.750% due 09/01/2024		7,100	9,822
4.000% due 02/01/2037		2,500	3,756

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	149

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/01/2025	EUR	4,100	$6,197
5.500% due 09/01/2022		250	371
Italy Government International Bond
6.000% due 08/04/2028	GBP	900	1,599

			26,982

Total Italy (Cost $33,956)			34,416

JAPAN 7.6%

CORPORATE BONDS & NOTES 0.6%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$600	597
Sumitomo Mitsui Financial Group, Inc.
2.316% due 03/09/2021		3,200	3,232

			3,829

SOVEREIGN ISSUES 7.0%
Japan Government International Bond
1.400% due 09/20/2034	JPY	1,050,000	11,047
1.400% due 09/20/2045		200,000	2,188
1.600% due 03/20/2033		40,000	433
1.700% due 09/20/2032		2,910,000	31,885

			45,553

Total Japan (Cost $45,034)			49,382

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	1,350	1,659

Total Luxembourg (Cost $1,537)			1,659

MEXICO 0.8%

SOVEREIGN ISSUES 0.8%
Mexico Government International Bond
6.500% due 06/09/2022	MXN	90,900	5,521

Total Mexico (Cost $5,691)			5,521

NETHERLANDS 1.7%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.177% due 01/17/2023	EUR	120	135
Highlander Euro CDO BV
0.069% due 05/01/2023		551	613
0.315% due 09/06/2022		577	654
Panther CDO BV
0.312% due 10/15/2084		334	369

			1,771

CORPORATE BONDS & NOTES 1.4%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	3,500	2,937
Rabobank Group
8.375% due 07/26/2016 (f)		$5,501	5,587
8.400% due 06/29/2017 (f)		800	846

			9,370

Total Netherlands (Cost $11,148)			11,141

NORWAY 0.8%

CORPORATE BONDS & NOTES 0.3%
Eksportfinans ASA
2.375% due 05/25/2016		$1,500	1,502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/25/2016		$500	$503

			2,005

SOVEREIGN ISSUES 0.5%
Kommunalbanken A/S
1.010% due 03/27/2017		2,400	2,406
Norway Government International Bond
3.750% due 05/25/2021	NOK	6,500	907

			3,313

Total Norway (Cost $5,365)			5,318

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
3.250% due 07/25/2025	PLN	100	28

Total Poland (Cost $30)			28

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	300	83
4.000% due 01/21/2019 ^		200	56
4.750% due 01/15/2018 ^		700	195
Novo Banco S.A.
5.000% due 04/23/2019		200	175
5.000% due 05/21/2019		600	525

Total Portugal (Cost $2,252)			1,034

SLOVENIA 3.5%

SOVEREIGN ISSUES 3.5%
Slovenia Government International Bond
4.125% due 02/18/2019		$6,500	6,868
4.700% due 11/01/2016	EUR	3,100	3,624
4.750% due 05/10/2018		$2,500	2,647
5.250% due 02/18/2024		4,700	5,275
5.500% due 10/26/2022		2,900	3,286
5.850% due 05/10/2023		600	693

Total Slovenia (Cost $22,531)			22,393

SPAIN 3.4%

CORPORATE BONDS & NOTES 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (f)	EUR	600	627
Banco Santander S.A.
6.250% due 09/11/2021 (f)		500	511

			1,138

SOVEREIGN ISSUES 3.2%
Autonomous Community of Andalusia
4.850% due 03/17/2020		800	1,056
Autonomous Community of Catalonia
4.300% due 11/15/2016		2,100	2,381
4.750% due 06/04/2018		700	799
4.950% due 02/11/2020		1,050	1,197
Autonomous Community of Madrid
4.125% due 05/21/2024		700	957
4.688% due 03/12/2020		900	1,191
Spain Government International Bond
2.150% due 10/31/2025		3,500	4,260
2.750% due 10/31/2024		4,200	5,358
2.900% due 10/31/2046		2,570	3,075

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.700% due 07/30/2041	EUR	200	$321

			20,595

Total Spain (Cost $20,752)			21,733

SUPRANATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Inter-American Development Bank
1.875% due 03/15/2021		$1,400	1,424
International Bank for Reconstruction & Development
4.500% due 08/16/2016	NZD	700	488

Total Supranational (Cost $1,981)			1,912

SWEDEN 1.2%

CORPORATE BONDS & NOTES 1.1%
Stadshypotek AB
3.000% due 03/21/2018	SEK	2,000	262
4.250% due 10/10/2017	AUD	1,700	1,326
Svenska Handelsbanken AB
2.450% due 03/30/2021		$4,200	4,245
Swedbank AB
2.200% due 03/04/2020		900	904
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	3,500	460

			7,197

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		3,700	519

Total Sweden (Cost $8,344)			7,716

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.2%
Credit Suisse AG
6.500% due 08/08/2023		$3,000	3,239
UBS AG
7.250% due 02/22/2022		2,900	2,989
7.625% due 08/17/2022		1,400	1,606

			7,834

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	300	502

Total Switzerland (Cost $8,344)			8,336

UNITED KINGDOM 7.1%

ASSET-BACKED SECURITIES 0.1%
Motor PLC
0.913% due 08/25/2021		$439	439

CORPORATE BONDS & NOTES 3.5%
Barclays Bank PLC
7.625% due 11/21/2022		1,100	1,184
7.750% due 04/10/2023		1,500	1,577
Barclays PLC
3.650% due 03/16/2025		1,900	1,786
6.500% due 09/15/2019 (f)	EUR	900	910
HBOS PLC
1.336% due 09/06/2017		$1,300	1,291
HSBC Holdings PLC
4.300% due 03/08/2026		3,200	3,304
6.500% due 05/20/2024	GBP	300	528

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Bank PLC
2.050% due 01/22/2019		$900	$901
4.875% due 03/30/2027	GBP	200	350
5.125% due 03/07/2025		1,600	2,825
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)		600	836
7.875% due 06/27/2029 (f)		800	1,113
Pearson Dollar Finance PLC
6.250% due 05/06/2018		$1,275	1,371
Royal Bank of Scotland PLC
9.500% due 03/16/2022		2,100	2,225
Tesco PLC
5.125% due 04/10/2047	EUR	700	753
6.125% due 02/24/2022	GBP	1,050	1,621
Tesco Property Finance PLC
5.411% due 07/13/2044		198	247

			22,822

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%
Eurosail PLC
0.668% due 06/10/2044		141	197
Hercules Eclipse PLC
0.829% due 10/25/2018		369	522
Leek Finance PLC
0.883% due 09/21/2038		$2,155	2,280
Money Partners Securities PLC
0.971% due 03/15/2040	GBP	27	36
Newgate Funding PLC
1.591% due 12/15/2050		690	865
1.841% due 12/15/2050		345	430
ResLoC UK PLC
0.751% due 12/15/2043		2,044	2,624

			6,954

SOVEREIGN ISSUES 2.4%
United Kingdom Gilt
2.250% due 09/07/2023		1,500	2,318
3.250% due 01/22/2044 (g)		2,200	3,791
3.500% due 01/22/2045		1,500	2,708
4.250% due 12/07/2040 (g)		3,000	5,956
4.750% due 12/07/2038		300	627

			15,400

Total United Kingdom (Cost $45,281)			45,615

UNITED STATES 38.9%

ASSET-BACKED SECURITIES 9.4%
ACE Securities Corp. Home Equity Loan Trust
0.573% due 07/25/2036		$4,608	3,080
AFC Home Equity Loan Trust
1.143% due 12/22/2027		1	1
Amortizing Residential Collateral Trust
1.133% due 10/25/2031		7	6
Amresco Residential Securities Corp. Mortgage Loan Trust
1.373% due 06/25/2029		9	8
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.793% due 10/25/2035		1,686	1,599
0.813% due 02/25/2036		1,731	1,125
Bear Stearns Asset-Backed Securities Trust
0.713% due 04/25/2036		3,500	3,293
1.093% due 10/25/2032		2	2
Citigroup Mortgage Loan Trust, Inc.
0.593% due 12/25/2036		841	544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.613% due 01/25/2037	$3,914	$2,390
0.693% due 03/25/2036	2,000	1,521
Countrywide Asset-Backed Certificates
0.563% due 12/25/2036 ^	1,346	1,205
0.573% due 06/25/2037	1,210	896
0.573% due 06/25/2047 ^	1,194	958
0.583% due 04/25/2047	2,010	1,888
0.613% due 09/25/2036	33	33
0.623% due 06/25/2047	2,778	2,548
0.633% due 06/25/2037 ^	2,943	2,639
Countrywide Asset-Backed Certificates Trust
0.583% due 02/25/2037	1,399	1,355
Credit Suisse First Boston Mortgage Securities Corp.
1.053% due 01/25/2032	5	4
EMC Mortgage Loan Trust
0.886% due 05/25/2043	482	468
First Alliance Mortgage Loan Trust
0.432% due 12/20/2027	15	15
First Franklin Mortgage Loan Trust
1.378% due 03/25/2035	1,500	1,232
GSAMP Trust
0.693% due 02/25/2046	140	103
1.306% due 11/25/2034	808	735
Home Equity Asset Trust
0.618% due 07/25/2037	1,135	1,091
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^	131	63
Long Beach Mortgage Loan Trust
1.138% due 08/25/2035	74	73
MASTR Asset-Backed Securities Trust
0.673% due 06/25/2036	5,149	2,656
0.933% due 10/25/2035 ^	1,533	1,108
MASTR Specialized Loan Trust
0.803% due 01/25/2037	1,518	821
Merrill Lynch Mortgage Investors Trust
0.913% due 05/25/2036	86	78
Morgan Stanley ABS Capital, Inc. Trust
0.493% due 05/25/2037	300	188
0.563% due 01/25/2037	2,772	1,451
0.573% due 05/25/2037	2,809	1,781
0.673% due 06/25/2036	2,605	1,634
1.498% due 03/25/2035 ^	5,293	1,872
Morgan Stanley Home Equity Loan Trust
0.663% due 04/25/2037	2,073	1,147
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^	2,465	1,270
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.723% due 03/25/2036	1,700	1,229
NovaStar Mortgage Funding Trust
0.563% due 03/25/2037	1,947	1,212
Renaissance Home Equity Loan Trust
0.933% due 12/25/2033	16	15
5.294% due 01/25/2037	572	291
5.731% due 11/25/2036	2,159	1,141
Residential Asset Mortgage Products Trust
0.793% due 02/25/2036	1,900	1,278
0.996% due 06/25/2032	5	5
Residential Asset Securities Corp. Trust
0.686% due 11/25/2036	5,890	3,300
0.933% due 07/25/2032 ^	11	10
1.228% due 01/25/2035	191	180
Soundview Home Loan Trust
0.713% due 05/25/2036	1,000	784
1.383% due 10/25/2037	2,920	1,934
Specialty Underwriting & Residential Finance Trust
0.583% due 06/25/2037	609	345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.183% due 06/25/2036	$638	$613
Structured Asset Investment Loan Trust
0.606% due 07/25/2036	1,937	1,120
1.333% due 09/25/2034	683	652
Structured Asset Securities Corp.
1.183% due 02/25/2035	3,410	2,578
Wells Fargo Home Equity Asset-Backed Securities Trust
0.663% due 01/25/2037	2,000	1,242

		60,810

BANK LOAN OBLIGATIONS 0.2%
Charter Communications Operating LLC
3.500% due 01/24/2023	1,300	1,303

CORPORATE BONDS & NOTES 4.4%
Ally Financial, Inc.
3.500% due 07/18/2016	400	401
4.750% due 09/10/2018	400	408
American International Group, Inc.
3.900% due 04/01/2026	1,000	1,006
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	700	720
3.300% due 02/01/2023	600	625
Bank of America Corp.
6.100% due 03/17/2025 (f)	800	789
6.875% due 04/25/2018	2,800	3,076
BellSouth Corp.
4.821% due 04/26/2021	1,600	1,604
Burlington Northern Santa Fe LLC
5.750% due 03/15/2018	446	485
CCO Safari LLC
3.579% due 07/23/2020	1,200	1,228
6.384% due 10/23/2035	500	552
CIT Group, Inc.
5.250% due 03/15/2018	700	726
Citigroup, Inc.
1.311% due 04/27/2018	600	596
5.950% due 05/15/2025 (f)	1,400	1,349
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	331	341
Ford Motor Credit Co. LLC
1.400% due 01/17/2017	600	600
Goldman Sachs Group, Inc.
2.875% due 02/25/2021	900	917
International Lease Finance Corp.
6.750% due 09/01/2016	600	610
JPMorgan Chase & Co.
2.550% due 10/29/2020	4,200	4,261
Kinder Morgan, Inc.
5.000% due 02/15/2021	1,600	1,635
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	700	53
Masco Corp.
5.850% due 03/15/2017	1,000	1,049
6.125% due 10/03/2016	300	308
Navient Corp.
8.450% due 06/15/2018	100	108
Springleaf Finance Corp.
6.000% due 06/01/2020	900	867
6.900% due 12/15/2017	300	311
Verizon Communications, Inc.
4.500% due 09/15/2020	900	996
Wells Fargo & Co.
2.550% due 12/07/2020	2,200	2,241
3.000% due 02/19/2025	800	808

		28,670

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	151

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%
American Home Mortgage Assets Trust
0.623% due 05/25/2046 ^	$282	$205
Banc of America Mortgage Trust
2.777% due 06/25/2035	279	266
BCAP LLC Trust
1.062% due 01/26/2047	57	50
5.250% due 08/26/2037	70	73
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035	88	88
2.577% due 08/25/2033	11	11
2.695% due 10/25/2033	13	13
2.799% due 05/25/2034	12	11
2.822% due 05/25/2034	26	25
2.924% due 03/25/2035	11	11
2.971% due 09/25/2034	146	134
3.004% due 05/25/2047 ^	324	291
3.226% due 11/25/2034	9	8
Bear Stearns ALT-A Trust
0.593% due 02/25/2034	65	57
2.871% due 11/25/2035 ^	508	377
3.006% due 05/25/2035	19	19
3.111% due 08/25/2036 ^	201	149
Bear Stearns Structured Products, Inc. Trust
2.775% due 01/26/2036	136	105
Citigroup Mortgage Loan Trust, Inc.
2.650% due 09/25/2035	45	45
2.932% due 09/25/2037 ^	327	296
3.958% due 08/25/2035 ^	2,733	2,302
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.603% due 09/25/2035 ^	1,275	1,092
Commercial Mortgage Trust
1.733% due 01/10/2046 (a)	4,770	313
Countrywide Alternative Loan Trust
0.612% due 02/20/2047 ^	914	682
0.642% due 07/20/2046 ^	267	185
0.713% due 02/25/2037	417	323
0.783% due 05/25/2037 ^	195	116
1.601% due 11/25/2047 ^	1,607	1,195
1.767% due 11/25/2035	58	47
2.307% due 11/25/2035	19	16
2.753% due 11/25/2035 ^	273	221
2.904% due 02/25/2037 ^	95	85
5.250% due 06/25/2035 ^	27	25
6.250% due 08/25/2037 ^	37	30
6.500% due 06/25/2036 ^	81	62
Countrywide Home Loan Mortgage Pass-Through Trust
0.633% due 04/25/2046	432	378
1.193% due 09/25/2034	43	40
2.595% due 04/20/2035	7	6
2.745% due 08/25/2034 ^	85	73
2.763% due 08/25/2034 ^	9	8
Countrywide Home Loan Reperforming REMIC Trust
0.773% due 06/25/2035	159	142
Credit Suisse First Boston Mortgage Securities Corp.
2.612% due 08/25/2033	17	17
6.500% due 04/25/2033	5	5
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^	208	112
DBUBS Mortgage Trust
0.306% due 11/10/2046 (a)	900	12
0.961% due 11/10/2046 (a)	1,009	25
Deutsche ALT-A Securities, Inc.
0.573% due 07/25/2047	878	698
Extended Stay America Trust
0.000% due 12/05/2031 (a)	4,000	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GreenPoint Mortgage Funding Trust
0.703% due 11/25/2045	$11	$10
GS Mortgage Securities Corp.
1.611% due 02/10/2046 (a)	2,748	221
2.312% due 11/10/2045 (a)	2,368	218
GSR Mortgage Loan Trust
2.220% due 03/25/2033	9	8
2.277% due 06/25/2034	22	21
2.974% due 01/25/2035	60	57
HarborView Mortgage Loan Trust
0.772% due 06/20/2035	32	30
1.201% due 12/19/2036 ^	140	115
2.681% due 05/19/2033	33	33
Impac CMB Trust
1.153% due 10/25/2034	876	750
1.433% due 07/25/2033	8	8
IndyMac Mortgage Loan Trust
2.786% due 09/25/2035 ^	117	99
JPMorgan Mortgage Trust
2.137% due 11/25/2033	11	10
2.746% due 10/25/2035	43	42
JPMorgan Resecuritization Trust
5.576% due 07/27/2037	1,643	1,583
MASTR Alternative Loan Trust
0.833% due 03/25/2036	52	12
Merrill Lynch Mortgage Investors Trust
0.683% due 08/25/2036	14	14
2.279% due 02/25/2036	193	190
2.334% due 02/25/2033	15	14
2.667% due 02/25/2036	87	80
2.936% due 05/25/2033	22	22
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	311	220
Residential Accredit Loans, Inc. Trust
0.583% due 02/25/2047	424	224
0.613% due 06/25/2046	413	170
1.851% due 08/25/2035	411	346
Residential Asset Securitization Trust
0.833% due 01/25/2046 ^	80	38
5.750% due 02/25/2036	2,005	1,788
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	2	2
Royal Bank of Scotland Capital Funding Trust
6.095% due 12/16/2049	113	117
Sequoia Mortgage Trust
0.632% due 07/20/2036	471	426
0.782% due 07/20/2033	70	66
Structured Adjustable Rate Mortgage Loan Trust
2.718% due 04/25/2034	35	34
2.762% due 09/25/2035	484	430
2.795% due 02/25/2034	15	14
Structured Asset Mortgage Investments Trust
0.643% due 05/25/2036	99	76
0.653% due 05/25/2036	240	177
0.653% due 09/25/2047	441	341
1.012% due 07/19/2034	14	14
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	296	185
Thornburg Mortgage Securities Trust
1.683% due 06/25/2037 ^	471	411
2.394% due 06/25/2047 ^	187	167
5.750% due 06/25/2037	388	378
6.103% due 09/25/2037	98	100
WaMu Mortgage Pass-Through Certificates Trust
0.723% due 07/25/2045	1,099	1,033
0.743% due 01/25/2045	43	41
1.914% due 02/27/2034	30	29
2.190% due 12/25/2036 ^	958	822

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.571% due 12/25/2035	$563	$529
2.574% due 06/25/2033	11	11
Washington Mutual Mortgage Loan Trust
1.518% due 05/25/2041	1	1
Washington Mutual Mortgage Pass-Through Certificates Trust
1.291% due 07/25/2046 ^	65	41
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	194	171
6.000% due 06/25/2037 ^	541	524
Wells Fargo Mortgage-Backed Securities Trust
2.812% due 04/25/2036	178	179
2.841% due 06/25/2035	325	331
6.000% due 07/25/2036 ^	193	194
Wells Fargo-RBS Commercial Mortgage Trust
1.463% due 03/15/2045 (a)	7,170	397

		24,008

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
2.780% due 01/16/2018	1,800	42

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 10.0%
Fannie Mae
0.533% due 01/25/2021	$1	1
0.633% due 10/27/2037	573	571
0.933% due 12/25/2040	377	377
1.013% due 06/25/2041	933	942
1.033% due 11/25/2020	985	989
2.255% due 12/01/2034	58	60
2.641% due 11/01/2034	93	98
4.295% due 06/01/2021	3,079	3,442
6.000% due 04/25/2043 - 07/25/2044	168	195
6.500% due 11/25/2042	135	153
Fannie Mae, TBA
3.000% due 05/01/2046	12,000	12,289
3.500% due 04/01/2046	13,000	13,635
4.000% due 06/01/2046	6,100	6,499
Freddie Mac
0.886% due 12/15/2031	1	1
1.036% due 12/15/2037	65	65
1.039% due 11/25/2022 (a)	3,324	181
1.522% due 10/25/2044	150	152
Freddie Mac, TBA
3.000% due 05/01/2046	10,000	10,222
3.500% due 05/01/2046	9,000	9,408
Ginnie Mae
1.041% due 02/16/2030	20	20
1.091% due 02/16/2030	18	18
1.750% due 05/20/2028 - 06/20/2030	21	22
1.875% due 09/20/2023 - 09/20/2026	17	17
2.000% due 11/20/2021 - 05/20/2030	45	46
6.000% due 08/20/2034	698	805
NCUA Guaranteed Notes
0.808% due 11/06/2017	1,920	1,918
0.998% due 12/08/2020	1,008	1,011
Small Business Administration
5.600% due 09/01/2028	358	405
Tennessee Valley Authority
5.880% due 04/01/2036	637	868

		64,410

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 11.2%
U.S. Treasury Bonds
2.750% due 11/15/2042 (k)	$5,600	$5,777
3.125% due 02/15/2042 (k)	800	890
4.375% due 05/15/2040 (k)	400	539
6.125% due 11/15/2027 (k)	3,700	5,337
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (i)	1,361	1,383
0.125% due 07/15/2022 (i)	6,490	6,612
0.125% due 01/15/2023 (i)	6,979	7,047
0.250% due 01/15/2025 (i)	19,404	19,590
0.375% due 07/15/2025 (g)	13,187	13,487
1.375% due 01/15/2020	219	235
1.750% due 01/15/2028	792	919
2.375% due 01/15/2027	352	431
2.500% due 01/15/2029	662	833
3.875% due 04/15/2029	1,009	1,446
U.S. Treasury Notes
1.500% due 08/31/2018 (i)(k)	3,700	3,764
1.625% due 02/15/2026	1,400	1,380
1.750% due 10/31/2020 (i)	800	820
1.875% due 08/31/2022 (k)	100	102
2.000% due 11/30/2020 (k)	700	726
2.375% due 08/15/2024 (k)	1,200	1,264

		72,582

Total United States (Cost $249,823)		251,825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 19.9%

CERTIFICATES OF DEPOSIT 0.3%
Intesa Sanpaolo SpA
1.997% due 04/11/2016		$2,000	$2,000

CZECH REPUBLIC TREASURY BILLS 0.1%
(0.253)% due 09/02/2016 (c)(d)	CZK	15,000	631

JAPAN TREASURY BILLS 19.0%
(0.075%) due 05/12/2016 - 06/20/2016 (b)(c)	JPY	13,840,000	122,995

U.S. TREASURY BILLS 0.5%
0.178% due 04/07/2016 - 04/28/2016 (b)(c)(k)		$3,235	3,235

Total Short-Term Instruments (Cost $128,341)			128,861

Total Investments in Securities (Cost $714,650)			723,159

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	18,514	$183

Total Short-Term Instruments (Cost $183)		183

Total Investments in Affiliates (Cost $183)		183

Total Investments 111.8% (Cost $714,833)		$723,342

Financial Derivative Instruments (h)(j) (0.6%) (Cost or Premiums, net $210)		(3,761)

Other Assets and Liabilities, net (11.2%)		(72,551)

Net Assets 100.0%		$647,030

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
GRE	0.710%	03/08/2016	04/08/2016	$	(5,978)	$(5,980)
MBC	(0.350)	03/22/2016	04/12/2016	EUR	(3,623)	(4,123)
	0.730	02/11/2016	05/11/2016	GBP	6,212	8,932

Total Reverse Repurchase Agreements						$(19,035)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Sale-Buyback Transactions (2)
MYI	(0.400)%	03/31/2016	04/12/2016	EUR	(2,656)	$(3,024)

Total Sale-Buyback Transactions						$(3,024)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(14,198) at a weighted average interest rate of 0.681%.
(2)	Payable for sale-buyback transactions includes $2 of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	153

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $21,966 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
GRE	$0	$(5,980)	$0	$(5,980)	$6,131	$151
MBC	0	(13,055)	0	(13,055)	12,871	184

Master Securities Forward Transaction Agreement
MYI	0	0	(3,024)	(3,024)	2,964	(60)

Total Borrowings and Other Financing Transactions	$0	$(19,035)	$(3,024)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(4,123)	$(8,932)	$0	$(13,055)
U.S. Treasury Obligations	0	(5,980)	0	0	(5,980)

Total	$0	$(10,103)	$(8,932)	$0	$(19,035)

Sale-Buyback Transactions
Sovereign Issues	0	(3,024)	0	0	(3,024)

Total	$0	$(3,024)	$0	$0	$(3,024)

Total Borrowings	$0	$(13,127)	$(8,932)	$0	$(22,059)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(22,059)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$112.250	05/20/2016	698	$6	$5
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/20/2016	1,052	9	16
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	120.000	05/20/2016	28	0	0

				$15	$21

Total Purchased Options				$15	$21

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	52	$4	$0	$(1)
90-Day Eurodollar June Futures	Short	06/2016	8	0	0	0
90-Day Eurodollar March Futures	Short	03/2017	36	4	0	(1)
90-Day Eurodollar September Futures	Short	09/2016	16	(4)	0	0
90-Day Eurodollar September Futures	Short	09/2017	29	3	0	(2)
Australia Government 3-Year Note June Futures	Long	06/2016	150	21	32	0
Call Options Strike @ EUR 163.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	41	3	7	(2)
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond June Futures	Long	05/2016	171	0	0	0
Canada Government 10-Year Bond June Futures	Short	06/2016	28	27	13	0
Euro-Bobl June Futures	Long	06/2016	745	(211)	0	(59)

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BONO June Futures June Futures	Short	06/2016	26	$(58)	$1	$(4)
Euro-BTP Italy Government Bond June Futures	Long	06/2016	17	51	5	0
Euro-Bund 10-Year Bond June Futures	Short	06/2016	158	84	49	(11)
Euro-Buxl 30-Year Bond June Futures	Short	06/2016	26	(123)	27	(12)
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2016	82	205	5	(10)
Euro-Schatz June Futures	Short	06/2016	398	82	4	0
Japan Government 10-Year Bond June Futures	Short	06/2016	8	(31)	38	(3)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	779	178	162	(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2016	550	(151)	206	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2016	28	1	30	0
United Kingdom Long Gilt June Futures	Long	06/2016	23	7	12	(11)

Total Futures Contracts				$92	$591	$(117)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$233,400	$1,247	$512	$0	$(14)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill *	2.200%	06/16/2026	CAD	13,000	$(632)	$(58)	$46	$0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,600	34	35	0	0
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	100	0	0	0	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		100	0	0	0	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		100	0	0	0	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		100	0	0	0	0
Pay	3-Month USD-LIBOR *	1.250	06/15/2018	$	22,100	154	64	9	0
Pay	3-Month USD-LIBOR *	2.000	06/15/2021		4,400	164	28	8	0
Receive	3-Month USD-LIBOR *	2.000	06/15/2023		150,500	(5,661)	(982)	0	(286)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		2,800	(245)	(285)	0	(11)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		41,000	(2,129)	(756)	0	(159)
Pay	3-Month USD-LIBOR	2.500	12/16/2035		4,400	365	344	22	0
Pay	3-Month USD-LIBOR *	2.500	06/15/2046		8,400	629	721	58	0
Pay	3-Month ZAR-JIBAR *	9.000	09/21/2026	ZAR	11,100	9	3	9	0
Receive	6-Month AUD-BBR-BBSW *	3.250	06/17/2026	AUD	100	(4)	(3)	0	(1)
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	6,700	(38)	22	0	(3)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		5,600	319	227	0	(9)
Pay	6-Month EUR-EURIBOR	0.750	12/16/2025		1,000	28	95	0	(2)
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		29,100	405	141	0	(51)
Receive	6-Month EUR-EURIBOR	1.564	11/30/2045		3,400	(561)	(421)	4	0
Receive	6-Month EUR-EURIBOR *	1.250	03/15/2047		9,650	(497)	(63)	7	0
Receive	6-Month GBP-LIBOR *	1.750	09/16/2018	GBP	17,800	(464)	(480)	0	(16)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		6,700	(31)	(16)	0	(6)
Pay	6-Month GBP-LIBOR *	1.250	09/21/2021		31,500	392	344	65	0
Pay	6-Month GBP-LIBOR *	1.500	09/21/2026		9,500	35	100	18	0
Receive	6-Month GBP-LIBOR *	1.750	03/15/2047		1,800	(58)	(15)	0	(12)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	3,360,000	156	140	2	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		1,450,000	(392)	(212)	13	0
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		1,180,000	896	421	0	(31)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		1,790,000	226	(84)	0	(47)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		260,000	334	290	0	(15)
Pay	6-Month JPY-LIBOR	1.500	12/20/2045		200,000	440	354	0	(14)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	155

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month JPY-LIBOR	1.500%	12/21/2045	JPY	340,000	$(748)	$(90)	$24	$0
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	40,000	(11)	(10)	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		177,700	(63)	(33)	0	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		92,300	11	49	3	0
Receive	28-Day MXN-TIIE	5.610	07/07/2021		158,600	(106)	14	16	0
Pay	28-Day MXN-TIIE	5.865	09/08/2021		94,600	130	(99)	6	0

						$(6,913)	$(215)	$310	$(663)

Total Swap Agreements						$(5,666)	$297	$310	$(677)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $14,108 and cash of $2,812 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$21	$591	$310	$922	$0	$(117)	$(853)	$(970)

(1)	Unsettled variation margin liability of $(176) for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	05/2016	$		146		IDR	2,009,414	$6	$0

BOA	04/2016		BRL	8,022	$		2,254	23	0
	04/2016		JPY	6,700,437			59,795	292	(32)
	04/2016		NZD	7,706			5,137	0	(189)
	04/2016	$		187		AUD	261	13	0
	04/2016			1,995		BRL	8,022	236	0
	04/2016			12,978		DKK	85,495	77	0
	04/2016			524		KRW	626,409	23	0
	05/2016		CNH	9,550	$		1,466	0	(9)
	05/2016		DKK	85,495			12,988	0	(78)
	05/2016		HKD	410			53	0	0
	05/2016		JPY	850,000			7,441	0	(121)
	05/2016		KRW	641,942			538	0	(22)
	05/2016	$		1,778		CNH	11,521	1	0
	05/2016			7,337		INR	499,670	152	0
	05/2016			3,107		JPY	353,100	33	0
	06/2016		JPY	1,550,000	$		13,652	0	(143)
	07/2016		DKK	35,660			5,385	0	(76)
	10/2016		BRL	7,300			1,895	0	(32)
	01/2017		CNY	3,453			498	0	(26)
	01/2017	$		1,441		CNY	9,550	9	0

BPS	04/2016		BRL	16,135	$		4,534	46	0
	04/2016		DKK	2,600			391	0	(6)
	04/2016		KRW	863,720			715	0	(38)
	04/2016		TWD	23,938			715	0	(30)
	04/2016	$		4,250		BRL	16,135	237	0
	04/2016			2,127		CNH	14,243	75	0
	04/2016			561		EUR	511	21	0
	05/2016		JPY	990,000	$		8,717	0	(91)
	05/2016	$		5,338		CNH	34,779	32	0
	09/2016		CNH	15,517	$		2,348	0	(34)

BRC	05/2016	$		1,128		MXN	20,025	27	(1)

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2016	$		670		MYR	2,750	$39	$0
	05/2016			1,095		TWD	36,244	33	0
	09/2016		CNH	3,611	$		543	0	(12)

CBK	04/2016		CAD	34,122			24,722	0	(1,552)
	04/2016		CHF	447			448	0	(17)
	04/2016		DKK	19,175			2,873	0	(55)
	04/2016		EUR	1,822			2,003	0	(70)
	04/2016	$		25,898		CAD	34,122	375	0
	04/2016			3,007		EUR	2,760	134	0
	04/2016			1,200		JPY	135,100	0	0
	05/2016		BRL	11,681	$		3,346	123	0
	05/2016		CAD	34,122			25,899	0	(375)
	05/2016		EUR	1,213			1,374	0	(7)
	05/2016		JPY	1,390,000			12,235	0	(133)
	05/2016		MYR	13,395			3,076	0	(378)
	05/2016		SGD	3,040			2,173	0	(82)
	05/2016	$		901		EUR	791	0	0
	05/2016			443		KRW	537,747	26	0
	05/2016			103		MXN	1,815	2	0
	05/2016			600		RUB	43,680	42	0
	09/2016		CNH	1,803	$		271	0	(6)
	01/2017	$		1,185		RUB	85,794	7	0

DUB	04/2016		BRL	11,867	$		3,486	186	0
	04/2016		SEK	9,885			1,153	0	(65)
	04/2016	$		3,264		BRL	11,867	55	(19)
	05/2016		THB	57,638	$		1,618	0	(18)
	05/2016	$		2,024		KRW	2,448,696	111	0

GLM	04/2016		AUD	1,728	$		1,241	0	(84)
	04/2016		BRL	18,863			5,241	221	(226)
	04/2016		DKK	4,985			732	0	(29)
	04/2016		EUR	5,786			6,389	0	(195)
	04/2016		GBP	2,449			3,422	0	(95)
	04/2016	$		5,065		BRL	18,863	198	(18)
	04/2016			475		EUR	430	14	0
	04/2016			20,890		GBP	14,629	121	0
	04/2016			884		NOK	7,490	21	0
	04/2016			3,463		NZD	5,230	152	0
	05/2016		CNH	2,914	$		448	0	(1)
	05/2016		GBP	14,629			20,892	0	(121)
	05/2016		NOK	7,490			884	0	(21)
	05/2016		TWD	50,860			1,520	0	(62)
	05/2016	$		689		MYR	2,851	46	0
	05/2016			1,091		THB	38,349	0	(2)

HUS	04/2016		BRL	16,755	$		4,650	0	(10)
	04/2016		SGD	997			698	0	(41)
	04/2016	$		4,663		BRL	16,755	30	(33)
	04/2016			59,047		JPY	6,647,037	14	0
	05/2016		CNH	11,751	$		1,805	0	(10)
	05/2016		JPY	6,429,037			57,158	0	(12)
	05/2016		KRW	3,454,434			2,869	0	(143)
	05/2016		TWD	181,568			5,450	0	(199)
	05/2016	$		4,616		BRL	16,755	7	0
	05/2016			353		CNH	2,294	2	0
	05/2016			2,356		KRW	2,828,504	110	0
	05/2016			311		MYR	1,289	21	0
	05/2016			3		THB	107	0	0
	05/2016			849		TWD	28,119	26	0
	09/2016		CNH	1,802	$		271	0	(6)
	09/2016	$		336		CNH	2,200	2	0
	01/2017		CNH	2,294	$		348	0	(2)
	01/2017	$		1,448		CNY	9,592	8	0
	02/2017			1,184		RUB	85,935	8	0

JPM	04/2016		AUD	2,919	$		2,084	0	(153)
	04/2016		DKK	4,940			743	0	(11)
	04/2016		EUR	675			734	0	(34)
	04/2016		GBP	338			483	0	(2)
	04/2016		JPY	468,700			4,186	29	(8)
	04/2016	$		5,060		EUR	4,506	67	0
	04/2016			801		GBP	563	8	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	157

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2016	$		3,403		JPY	387,000	$36	$0
	05/2016		CNH	35,483	$		5,377	0	(101)
	05/2016		DKK	4,640			705	0	(4)
	05/2016		KRW	2,611,570			2,169	0	(108)
	05/2016	$		4,060		CNH	26,783	75	0
	05/2016			381		INR	26,415	15	0
	05/2016			4,064		KRW	4,921,181	226	0
	05/2016			647		MYR	2,717	54	0
	05/2016			2,950		SGD	4,067	66	0
	05/2016			410		THB	14,416	0	(1)
	05/2016			1,016		TWD	33,711	33	0
	09/2016		CNH	29,005	$		4,388	0	(63)
	09/2016	$		1,106		CNH	7,216	2	0
	10/2016		BRL	16,500	$		4,285	0	(70)
	10/2016		DKK	128,773			19,584	0	(207)

MSB	04/2016			53,795			7,927	0	(287)
	04/2016		EUR	86,058			94,436	0	(3,489)
	04/2016		JPY	4,207,424			37,765	357	0
	04/2016		RUB	32,895			454	0	(34)
	04/2016	$		472		RUB	32,895	16	0
	05/2016			3,094			231,529	311	0
	06/2016		RUB	32,895	$		465	0	(16)

SCX	04/2016		GBP	12,405			17,266	0	(551)
	05/2016		CNH	59,330			9,036	0	(127)
	05/2016		JPY	73,000			649	0	0
	05/2016		KRW	1,145,681			963	0	(36)
	05/2016	$		2,230		CNH	14,483	8	0
	05/2016			6,239		CNY	41,214	123	0
	05/2016			884		MYR	3,718	75	0
	06/2016		CNH	19,722	$		3,005	0	(38)
	06/2016	$		3,005		CNY	19,732	38	0
	01/2017			334		CNH	2,294	16	0

SOG	05/2016		RUB	58,842	$		853	0	(13)
	09/2016		CZK	15,034			629	0	(6)
	01/2017		CNY	15,690			2,264	0	(118)

UAG	04/2016		JPY	2,122,576			19,023	151	0
	04/2016		NOK	7,490			861	0	(45)
	04/2016	$		97,467		EUR	87,040	1,575	0
	04/2016			1,196		SEK	9,885	22	0
	05/2016		EUR	87,040	$		97,551	0	(1,577)
	05/2016		INR	80,818			1,161	0	(50)
	05/2016		JPY	2,730,000			23,980	0	(307)
	05/2016		KRW	1,207,305			1,002	0	(51)
	05/2016		SEK	9,885			1,197	0	(22)
	05/2016		TWD	91,271			2,727	0	(113)
	05/2016	$		864		CNH	5,610	3	0
	05/2016			2,268		EUR	2,000	10	0
	09/2016		CNH	8,419	$		1,274	0	(18)
	09/2016	$		7,779		CNH	50,741	8	0

Total Forward Foreign Currency Contracts								$6,761	$(12,687)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.059	05/06/2016	EUR	11,261	$57	$2
	Put - OTC EUR versus USD		1.120	05/06/2016		11,261	244	61

BPS	Call - OTC USD versus BRL	BRL	4.000	05/19/2016	$	600	37	4
	Call - OTC USD versus JPY	JPY	117.250	05/06/2016		9,771	146	17

CBK	Call - OTC USD versus BRL	BRL	4.000	05/19/2016		200	12	1

FBF	Call - OTC USD versus BRL		4.000	05/19/2016		4,300	253	28

GLM	Call - OTC USD versus JPY	JPY	117.250	05/06/2016		8,941	136	15

JPM	Put - OTC EUR versus USD	$	1.039	05/06/2016	EUR	8,582	27	1
	Put - OTC EUR versus USD		1.099	05/06/2016		8,582	127	15

SCX	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	$	144	44	61

							$1,083	$205

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.400%	03/03/2017	JPY	160,000	$10	$9

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae 3.500% due 04/01/2046	$	74.641	04/06/2016	$22,000	$1	$0

Total Purchased Options						$1,094	$214

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500%	04/20/2016	$	1,700	$(3)	$0

JPM	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.000	04/20/2016	EUR	16,900	(65)	(2)

							$(68)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$	1,000	$(11)	$(8)

BOA	Put - OTC EUR versus USD	$	1.086	05/06/2016	EUR	16,892	(164)	(14)
	Put - OTC USD versus CNH	CNH	6.600	04/27/2016	$	1,376	(14)	(30)

BPS	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		600	(7)	(42)
	Call - OTC USD versus BRL		4.300	05/19/2016		600	(16)	(1)
	Call - OTC USD versus JPY	JPY	122.450	05/06/2016		9,771	(38)	(2)

CBK	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		200	(2)	(14)
	Call - OTC USD versus BRL		4.300	05/19/2016		200	(5)	0
	Put - OTC USD versus CNH	CNH	6.600	04/27/2016		1,374	(14)	(30)

FBF	Put - OTC USD versus BRL	BRL	3.850	05/19/2016		4,300	(44)	(300)
	Call - OTC USD versus BRL		4.300	05/19/2016		4,300	(115)	(7)
	Call - OTC USD versus BRL		6.300	01/11/2018		1,300	(69)	(39)

GLM	Put - OTC EUR versus MXN	MXN	18.900	03/21/2017	EUR	2,500	(98)	(80)
	Call - OTC EUR versus MXN		22.650	03/21/2017		2,500	(86)	(97)
	Call - OTC USD versus BRL	BRL	3.150	06/21/2016	$	3,400	(117)	(493)
	Call - OTC USD versus JPY	JPY	122.450	05/06/2016		8,941	(35)	(2)

JPM	Put - OTC EUR versus USD	$	1.070	05/06/2016	EUR	12,873	(91)	(4)
	Put - OTC USD versus BRL	BRL	3.460	06/20/2016	$	2,000	(29)	(31)
	Call - OTC USD versus BRL		4.030	06/20/2016		2,000	(35)	(25)

NGF	Put - OTC USD versus KRW	KRW	1,145.000	01/24/2017		1,600	(41)	(65)

SOG	Put - OTC USD versus CNH	CNH	6.600	04/27/2016		2,650	(27)	(58)
	Call - OTC USD versus CNY	CNY	7.000	11/01/2016		2,500	(30)	(20)
	Put - OTC USD versus KRW	KRW	1,145.000	01/19/2017		1,100	(25)	(44)
	Put - OTC USD versus RUB	RUB	63.000	06/22/2016		1,700	(22)	(22)

UAG	Put - OTC USD versus KRW	KRW	1,145.000	01/19/2017		1,100	(25)	(44)

							$(1,160)	$(1,472)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$500	$(6)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	159

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap*	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	7,200	$(26)	$0
	Put - OTC 5-Year Interest Rate Swap*	6-Month EUR-EURIBOR	Pay	1.400	04/29/2016		7,200	(63)	(3)

JPM	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.000	03/03/2017	JPY	1,080,000	(12)	(8)

								$(101)	$(11)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

STRADDLE OPTIONS

Counterparty	Description	Exercise Level (1)	Expiration Date	Notional Amount		Premiums (Received) (1)	Market Value
JPM	Call & Put - OTC 1-Year USD/KRW versus 1-Year USD/KRW Forward Currency Volatility Agreement	0.000%	02/20/2017	$	100	$0	$1

Total Written Options						$(1,335)	$(1,484)

(1)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	$88,420	AUD	0	EUR	9,400	GBP	0	JPY	0	NZD	0	$(1,919)
Sales	189,792		8,300		204,765		68,600		1,080,000		13,400	(3,189)
Closing Buys	(69,380)		0		(60,300)		(10,600)		0		(13,400)	1,558
Expirations	(118,520)		(8,300)		(81,200)		(41,700)		0		0	1,515
Exercised	(36,000)		0		(6,600)		(16,300)		0		0	700

Balance at End of Period	$54,312	AUD	0	EUR	66,065	GBP	0	JPY	1,080,000	NZD	0	$(1,335)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Commerzbank AG	(1.000)%	12/20/2023	2.951%	$	2,600	$266	$69	$335	$0
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		200	(6)	0	0	(6)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.678	EUR	100	(1)	(1)	0	(2)

BPS	BASF SE	(1.000)	12/20/2020	0.474		100	(2)	(1)	0	(3)
	Kinder Morgan, Inc.	(1.000)	03/20/2021	3.139	$	800	78	(2)	76	0
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391	EUR	200	(5)	(2)	0	(7)
	Teliasonera AB	(1.000)	12/20/2020	0.533		400	(3)	(7)	0	(10)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.678		200	(1)	(2)	0	(3)

BRC	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513		100	(2)	(1)	0	(3)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		300	(7)	(3)	0	(10)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372	$	200	(6)	0	0	(6)
	Springleaf Finance Corp.	(5.000)	06/20/2020	3.986		900	(86)	51	0	(35)

CBK	Altria Group, Inc.	(1.000)	12/20/2020	0.277		100	(3)	0	0	(3)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	500	(11)	(2)	0	(13)
	Bayer AG	(1.000)	12/20/2020	0.465		400	(8)	(4)	0	(12)
	UBS AG	(1.000)	09/20/2022	1.848	$	2,300	124	(9)	115	0
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		300	(9)	(1)	0	(10)

FBF	Altria Group, Inc.	(1.000)	12/20/2020	0.277		400	(13)	(1)	0	(14)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		200	(6)	0	0	(6)

GST	Altria Group, Inc.	(1.000)	12/20/2020	0.277		800	(27)	0	0	(27)
	BASF SE	(1.000)	12/20/2020	0.474	EUR	300	(7)	(2)	0	(9)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513		200	(5)	0	0	(5)
	Koninklijke DSM NV	(1.000)	12/20/2020	0.391		500	(11)	(6)	0	(17)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372	$	700	(21)	0	0	(21)
	SABMiller PLC	(1.000)	01/20/2022	0.361		200	(6)	(1)	0	(7)
	Veolia Environnement S.A.	(1.000)	12/20/2020	0.678	EUR	100	0	(2)	0	(2)

JPM	Altria Group, Inc.	(1.000)	12/20/2020	0.277	$	300	(10)	0	0	(10)
	BAT Netherlands Finance BV	(1.000)	12/20/2020	0.513	EUR	200	(4)	(1)	0	(5)
	Bayer AG	(1.000)	12/20/2020	0.465		200	(4)	(2)	0	(6)
	Kinder Morgan, Inc.	(1.000)	03/20/2021	3.139	$	800	78	(2)	76	0

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Koninklijke DSM NV	(1.000)%	12/20/2020	0.391%	EUR	100	$(2)	$(1)	$0	$(3)
	Pfizer, Inc.	(1.000)	12/20/2020	0.195	$	800	(30)	0	0	(30)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		100	(3)	0	0	(3)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		400	(12)	(1)	0	(13)

MYC	Pfizer, Inc.	(1.000)	12/20/2020	0.195		300	(11)	0	0	(11)
	Reynolds American, Inc.	(1.000)	12/20/2020	0.372		200	(6)	0	0	(6)
	UBS AG	(1.000)	03/20/2017	0.962		2,000	(2)	1	0	(1)
	UnitedHealth Group, Inc.	(1.000)	12/20/2020	0.311		100	(3)	0	0	(3)

RYL	Burlington Northern Santa Fe LLC	(0.510)	03/20/2018	0.068		446	0	(4)	0	(4)
	Cleveland Electric Illuminating Co.	(0.940)	06/20/2017	0.150		637	0	(6)	0	(6)

SOG	United Utilities PLC	(1.000)	12/20/2020	0.775	EUR	300	0	(4)	0	(4)

							$213	$53	$602	$(336)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.178%	$	200	$(8)	$1	$0	$(7)
	Brazil Government International Bond	1.000	09/20/2019	2.515		1,000	(28)	(22)	0	(50)
	France Government International Bond	0.250	03/20/2020	0.214		1,500	(11)	13	2	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	1,300	(7)	10	3	0

BRC	France Government International Bond	0.250	03/20/2020	0.214	$	1,600	(10)	12	2	0
	Russia Government International Bond	1.000	09/20/2016	0.570		1,000	(13)	15	2	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	100	(8)	0	0	(8)

CBK	Brazil Government International Bond	1.000	03/20/2019	2.178	$	300	(13)	3	0	(10)
	France Government International Bond	0.250	03/20/2020	0.214		1,000	(9)	11	2	0
	France Government International Bond	0.250	06/20/2020	0.229		200	(1)	1	0	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	500	(42)	2	0	(40)

GST	Brazil Government International Bond	1.000	03/20/2019	2.178	$	1,300	(63)	19	0	(44)
	France Government International Bond	0.250	03/20/2020	0.214		4,900	(43)	50	7	0
	France Government International Bond	0.250	06/20/2020	0.229		500	(3)	4	1	0
	Greece Government International Bond	1.000	12/20/2016	14.469		700	(154)	87	0	(67)

HUS	France Government International Bond	0.250	03/20/2020	0.214		500	(3)	4	1	0
	Russia Government International Bond	1.000	09/20/2016	0.570		1,000	(12)	14	2	0

JPM	Brazil Government International Bond	1.000	03/20/2019	2.178		1,100	(46)	9	0	(37)
	France Government International Bond	0.250	03/20/2020	0.214		1,900	(14)	17	3	0
	France Government International Bond	0.250	06/20/2020	0.229		500	(3)	4	1	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	300	(24)	0	0	(24)

MYC	Brazil Government International Bond	1.000	09/20/2019	2.515	$	800	(24)	(16)	0	(40)
	France Government International Bond	0.250	03/20/2020	0.214		1,500	(10)	12	2	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	200	(16)	0	0	(16)

SOG	Tesco PLC	1.000	12/20/2020	2.589		900	(77)	5	0	(72)

							$(642)	$255	$28	$(415)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	161

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/15/2026	EUR 4,800	$5,112	$(23)	$521	$498	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	8,100	8,780	(10)	439	429	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026	1,490	1,615	48	26	74	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	11,020	11,946	352	232	584	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	8,300	8,997	76	364	440	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2026	8,280	8,976	165	248	413	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.140% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP 4,700	6,627	21	100	121	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/15/2026	EUR 2,800	2,971	(2)	304	302	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.500% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	09/21/2021	9,500	10,298	215	288	503	0

GLM	Floating rate equal to 3-Month GBP-LIBOR less 0.120% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP 7,200	10,440	8	(106)	0	(98)

						$850	$2,416	$3,364	$(98)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,835,500	$0	$29	$29	$0

CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,137,700	0	18	18	0

DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		5,506,400	0	88	88	0

GLM	Pay	1-Month GBP-UKRPI	3.188	01/15/2031	GBP	1,200	0	26	26	0

NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020	KRW	1,835,500	0	30	30	0

RYL	Pay	1-Month GBP-UKRPI	3.220	01/15/2031	GBP	900	15	13	28	0

UAG	Pay	1-Month GBP-UKRPI	3.223	01/15/2031		900	0	29	29	0

							$15	$233	$248	$0

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$	14	$0	$26	$26	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016		6	0	12	12	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016		6	0	13	13	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016		6	0	13	13	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016		5	0	11	11	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016		6	0	15	15	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	09/14/2016		6	0	7	7	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016		4	0	6	6	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.500	03/22/2017		9	0	3	3	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.150	03/30/2017		6	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016		6	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016		6	0	1	1	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016		14	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016		6	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016		11	0	(10)	0	(10)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.000	09/14/2016		6	0	1	1	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016		4	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.300	03/22/2017		9	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.050	03/30/2017		6	0	0	0	0

							$0	$90	$110	$(20)

Total Swap Agreements							$436	$3,047	$4,352	$(869)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $7,183 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$6	$0	$0	$6	$0	$(8)	$0	$(8)	$(2)	$0	$(2)
BOA	859	63	1,370	2,292	(728)	(44)	(65)	(837)	1,455	(520)	935
BPS	411	21	660	1,092	(199)	(45)	(23)	(267)	825	(160)	665
BRC	99	0	4	103	(13)	(3)	(62)	(78)	25	0	25
CBK	709	1	1,109	1,819	(2,675)	(44)	(88)	(2,807)	(988)	2,105	1,117
DUB	352	0	1,003	1,355	(102)	0	(20)	(122)	1,233	(750)	483
FBF	0	28	0	28	0	(346)	(20)	(366)	(338)	181	(157)
GLM	773	15	26	814	(854)	(672)	(98)	(1,624)	(810)	601	(209)
GST	0	0	8	8	0	0	(199)	(199)	(191)	254	63
HUS	228	0	3	231	(456)	0	0	(456)	(225)	0	(225)
JPM	611	25	80	716	(762)	(69)	(131)	(962)	(246)	2	(244)
MSB	684	0	0	684	(3,826)	0	0	(3,826)	(3,142)	2,954	(188)
MYC	0	0	2	2	0	0	(77)	(77)	(75)	0	(75)
NGF	0	0	30	30	0	(65)	0	(65)	(35)	0	(35)
RYL	0	0	28	28	0	0	(10)	(10)	18	0	18
SCX	260	61	0	321	(752)	0	0	(752)	(431)	300	(131)
SOG	0	0	0	0	(137)	(144)	(76)	(357)	(357)	281	(76)
UAG	1,769	0	29	1,798	(2,183)	(44)	0	(2,227)	(429)	506	77

Total Over the Counter	$6,761	$214	$4,352	$11,327	$(12,687)	$(1,484)	$(869)	$(15,040)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	163

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	591	591
Swap Agreements	0	0	0	0	310	310

	$0	$0	$0	$0	$922	$922

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,761	$0	$6,761
Purchased Options	0	0	0	205	9	214
Swap Agreements	0	630	0	3,474	248	4,352

	$0	$630	$0	$10,440	$257	$11,327

	$0	$630	$0	$10,440	$1,179	$12,249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$117	$117
Swap Agreements	0	14	0	0	839	853

	$0	$14	$0	$0	$956	$970

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,687	$0	$12,687
Written Options	0	2	0	1,471	11	1,484
Swap Agreements	0	751	0	118	0	869

	$0	$753	$0	$14,276	$11	$15,040

	$0	$767	$0	$14,276	$967	$16,010

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(35)	$(35)
Futures	0	0	0	0	2,781	2,781
Swap Agreements	0	(1,513)	0	0	(4,609)	(6,122)

	$0	$(1,513)	$0	$0	$(1,863)	$(3,376)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,063	$0	$4,063
Purchased Options	0	(9)	0	192	(416)	(233)
Written Options	0	189	0	1,379	906	2,474
Swap Agreements	0	148	0	(4,103)	270	(3,685)

	$0	$328	$0	$1,531	$760	$2,619

	$0	$(1,185)	$0	$1,531	$(1,103)	$(757)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	(836)	(836)
Swap Agreements	0	655	0	0	(1,970)	(1,315)

	$0	$655	$0	$0	$(2,800)	$(2,145)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(23,556)	$0	$(23,556)
Purchased Options	0	0	0	(835)	128	(707)
Written Options	0	56	0	1,276	377	1,709
Swap Agreements	0	907	0	8,823	224	9,954

	$0	$963	$0	$(14,292)	$729	$(12,600)

	$0	$1,618	$0	$(14,292)	$(2,071)	$(14,745)

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$190	$0	$190
Brazil
Corporate Bonds & Notes	0	2,898	0	2,898
Sovereign Issues	0	6,194	0	6,194
Canada
Corporate Bonds & Notes	0	1,717	0	1,717
Non-Agency Mortgage-Backed Securities	0	2,232	0	2,232
Sovereign Issues	0	22,915	0	22,915
Cayman Islands
Asset-Backed Securities	0	1,619	0	1,619
China
Corporate Bonds & Notes	0	903	0	903
Denmark
Corporate Bonds & Notes	0	38,796	0	38,796
France
Corporate Bonds & Notes	0	7,756	0	7,756
Sovereign Issues	0	16,687	0	16,687
Germany
Corporate Bonds & Notes	0	7,320	0	7,320
Sovereign Issues	0	2,589	0	2,589
Greece
Corporate Bonds & Notes	0	1,038	0	1,038
Sovereign Issues	0	644	0	644
Ireland
Asset-Backed Securities	0	83	0	83
Corporate Bonds & Notes	0	11,403	0	11,403
Sovereign Issues	0	1,285	0	1,285
Italy
Corporate Bonds & Notes	0	5,633	0	5,633
Non-Agency Mortgage-Backed Securities	0	1,801	0	1,801
Sovereign Issues	0	26,982	0	26,982
Japan
Corporate Bonds & Notes	0	3,829	0	3,829
Sovereign Issues	0	45,553	0	45,553
Luxembourg
Corporate Bonds & Notes	0	1,659	0	1,659
Mexico
Sovereign Issues	0	5,521	0	5,521
Netherlands
Asset-Backed Securities	0	1,771	0	1,771
Corporate Bonds & Notes	0	9,370	0	9,370
Norway
Corporate Bonds & Notes	0	2,005	0	2,005
Sovereign Issues	0	3,313	0	3,313
Poland
Sovereign Issues	0	28	0	28
Portugal
Corporate Bonds & Notes	0	1,034	0	1,034
Slovenia
Sovereign Issues	0	22,393	0	22,393

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Spain
Corporate Bonds & Notes	$0	$1,138	$0	$1,138
Sovereign Issues	0	20,595	0	20,595
Supranational
Corporate Bonds & Notes	0	1,912	0	1,912
Sweden
Corporate Bonds & Notes	0	7,197	0	7,197
Sovereign Issues	0	519	0	519
Switzerland
Corporate Bonds & Notes	0	7,834	0	7,834
Sovereign Issues	0	502	0	502
United Kingdom
Asset-Backed Securities	0	439	0	439
Corporate Bonds & Notes	0	22,822	0	22,822
Non-Agency Mortgage-Backed Securities	0	6,954	0	6,954
Sovereign Issues	0	15,400	0	15,400
United States
Asset-Backed Securities	0	60,810	0	60,810
Bank Loan Obligations	0	1,303	0	1,303
Corporate Bonds & Notes	0	28,670	0	28,670
Non-Agency Mortgage-Backed Securities	0	24,008	0	24,008
Preferred Securities	42	0	0	42
U.S. Government Agencies	0	64,410	0	64,410
U.S. Treasury Obligations	0	72,582	0	72,582
Short-Term Instruments
Certificates of Deposit	0	2,000	0	2,000
Czech Republic Treasury Bills	0	631	0	631
Japan Treasury Bills	0	122,995	0	122,995
U.S. Treasury Bills	0	3,235	0	3,235
	$42	$723,117	$0	$723,159

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$183	$0	$0	$183

Total Investments	$225	$723,117	$0	$723,342

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	591	331	0	922
Over the counter	0	11,327	0	11,327
	$591	$11,658	$0	$12,249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(117)	(677)	0	(794)
Over the counter	0	(15,040)	0	(15,040)
	$(117)	$(15,717)	$0	$(15,834)

Totals	$699	$719,058	$0	$719,757

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	165

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain

166	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2016

circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close

ANNUAL REPORT	MARCH 31, 2016	167

Notes to Financial Statements (Cont.)

occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary

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market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their

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Notes to Financial Statements (Cont.)

internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

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Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2016 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$212,491	$80,614	$(85,692)	$(35,627)	$11,800	$183,586	$9,744	$0
PIMCO Emerging Markets Bond Fund	78,169	37,420	(40,999)	(4,788)	2,181	71,983	3,199	0
PIMCO Emerging Markets Corporate Bond Fund	122,395	27,518	(54,350)	(8,688)	1,580	88,455	4,723	0
PIMCO Short-Term Floating NAV Portfolio*	18	0	(18)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	9,440	181,073	(178,700)	(27)	1	11,787	73	0
Totals	$422,513	$326,625	$(359,759)	$(49,130)	$15,562	$355,811	$17,739	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 1, 2015, the Portfolio was liquidated.

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*
Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$21	$0	$(21)	$(0)	$0	$0	$0	$0
PIMCO Emerging Markets Bond Fund	11	0	(11)	(0)	0	0	0	0
PIMCO Emerging Markets Corporate Bond Fund	16	0	(16)	(0)	0	0	0	0
PIMCO Emerging Markets Currency Fund	12	0	(12)	(0)	0	0	0	0
PIMCO Foreign Bond Fund (Unhedged)	16	0	(16)	(0)	0	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	18	0	(18)	(0)	0	0	0	0
PIMCO Global Bond Fund (Unhedged)	11	0	(11)	(0)	0	0	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10	0	(10)	(0)	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital.

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Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Local Bond Fund	$1,111,475	$2,816,371	$(3,469,900)	$(2,133)	$146	$455,959	$6,972	$0
PIMCO Emerging Markets Bond Fund	216,171	976,531	(1,000,300)	(662)	35	191,775	1,831	0
PIMCO Emerging Markets Corporate Bond Fund	17,431	182,186	(189,500)	(85)	0	10,032	186	0
PIMCO Emerging Markets Currency Fund	1,504,286	4,794,362	(5,336,700)	(2,030)	127	960,045	7,163	0
PIMCO Foreign Bond Fund (Unhedged)	201,664	530,242	(731,730)	60	(26)	210	142	0
PIMCO Global Advantage® Strategy Bond Fund	143,308	811,542	(913,200)	(6)	(14)	41,630	242	0
PIMCO Global Bond Fund (Unhedged)	31,413	345,480	(376,700)	11	(5)	199	79	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	56,061	404,869	(460,700)	(40)	(7)	183	269	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or

Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may

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receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2016 are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest

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income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts

(“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future

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intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with

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commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Funds will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Funds would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Funds would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Fund.

Certain Funds’ investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund

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is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Acquired Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, the Fund (or Acquired Funds) could face increased shareholder redemptions, which could force the Fund (or Acquired Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Acquired Funds).

To the extent that a Fund (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Acquired Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production

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costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Emerging Local Bond Fund	0.45%	0.45%	0.55%	0.45%	0.65%	0.65%
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.38%	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund(1)	0.75%	0.40%	0.50%	N/A	0.55%	0.55%
PIMCO Emerging Markets Currency Fund	0.45%	0.40%	0.50%	0.40%	0.55%	0.55%
PIMCO Emerging Markets Full Spectrum Bond Fund	0.59%	0.40%	0.50%	N/A	0.55%	0.55%
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Global Advantage® Strategy Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Global Bond Fund (Unhedged)	0.25%	0.30%	0.40%	0.30%	0.45%	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	0.30%	N/A	0.40%

(1)	Effective October 1, 2015, the Fund’s Investment Advisory Fee was reduced by 0.20% to 0.55% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the

182	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2016

Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the PIMCO Emerging Markets Full Spectrum Bond Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049%, the “Expense

ANNUAL REPORT	MARCH 31, 2016	183

Notes to Financial Statements (Cont.)

Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the Expense Limit. As of March 31, 2016, the remaining recoverable amount to PIMCO was $1,294.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2016, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2016, the amount waived was $3,366,871.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Emerging Local Bond Fund	$153,977	$11,796
PIMCO Emerging Markets Bond Fund	29,299	242,876
PIMCO Emerging Markets Corporate Bond Fund	30,945	51,515
PIMCO Emerging Markets Currency Fund	467,761	36,331
PIMCO Foreign Bond Fund (Unhedged)	43,599	56,809
PIMCO Global Advantage® Strategy Bond Fund	39,611	141,645
PIMCO Global Bond Fund (Unhedged)	23,737	17,132
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	42,855	18,188

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

184	PIMCO INTERNATIONAL BOND FUNDS

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Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Emerging Local Bond Fund	$505,422	$413,674	$2,089,142	$3,368,774
PIMCO Emerging Markets Bond Fund	153,031	119,803	614,367	1,271,968
PIMCO Emerging Markets Corporate Bond Fund	2,626	0	141,707	269,138
PIMCO Emerging Markets Currency Fund	717,148	641,796	977,839	1,689,996
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	145,552	181,041
PIMCO Foreign Bond Fund (Unhedged)	4,364,146	4,408,970	1,086,168	1,935,121
PIMCO Global Advantage® Strategy Bond Fund	3,037,277	3,059,687	946,539	1,627,024
PIMCO Global Bond Fund (Unhedged)	1,819,019	1,789,971	346,559	509,458
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1,516,514	1,448,249	418,189	344,574

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Local Bond Fund (1)				PIMCO Emerging Markets Bond Fund
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	136,850	$1,000,292	342,237	$3,187,374	45,328	$445,353	61,144	$652,816
Class P	6,381	45,971	15,590	143,138	5,028	50,381	17,674	188,206
Administrative Class	1,610	11,198	1,206	10,705	397	4,080	672	7,408
Class D	607	4,349	4,342	41,127	3,687	37,211	6,340	69,696
Class A	933	6,608	1,483	13,613	9,384	96,489	5,380 ^	58,547 ^
Class B	0	0	0	0	0	0	3	33
Class C	219	1,564	416	3,779	356	3,571	796	8,563
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	39,118	283,165	47,462	427,861	5,859	57,076	15,917	172,651
Class P	793	5,754	1,366	12,404	758	7,411	1,126	11,957
Administrative Class	151	1,090	197	1,781	36	352	55	588
Class D	233	1,688	949	8,877	849	8,277	1,343	14,353
Class A	332	2,405	639	5,843	966	9,418	1,482	15,874
Class B	0	0	0	0	0	0	2	19
Class C	124	899	222	2,017	332	3,227	498	5,305
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(463,512)	(3,317,833)	(437,765)	(3,900,072)	(104,642)	(1,003,386)	(369,995)	(4,010,796)
Class P	(18,065)	(129,156)	(33,972)	(305,494)	(13,657)	(134,099)	(18,500)	(193,961)
Administrative Class	(4,673)	(31,941)	(1,508)	(13,474)	(644)	(6,382)	(1,162)	(12,739)
Class D	(3,253)	(23,565)	(75,100)	(715,615)	(9,196)	(90,819)	(15,403)	(166,087)
Class A	(4,964)	(36,320)	(13,819)	(126,105)	(14,309)	(142,508)	(20,831)	(225,847)
Class B	0	0	0	0	0	0	(134)^	(1,460)^
Class C	(2,277)	(16,683)	(4,348)	(39,046)	(2,878)	(28,114)	(4,341)	(46,187)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(309,393)	$(2,190,515)	(150,403)	$(1,241,287)	(72,346)	$(682,462)	(317,934)	$(3,451,061)

ANNUAL REPORT	MARCH 31, 2016	185

Notes to Financial Statements (Cont.)

	PIMCO Emerging Markets Corporate Bond Fund (2)				PIMCO Emerging Markets Currency Fund (3)
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,468	$54,348	14,196	$160,108	22,937	$211,408	211,711	$2,052,992
Class P	20	199	317	3,571	151	1,335	1,320	13,197
Administrative Class	0	0	0	0	70	615	525	5,199
Class D	103	1,089	54	573	98	863	735	7,232
Class A	43	457	67	726	265	2,312	351	3,421
Class B	0	0	0	0	0	0	0	0
Class C	1	14	31	339	25	212	50	493
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	965	9,686	3,351	38,085	14,518	127,142	13,175	127,678
Class P	6	59	6	66	23	203	41	398
Administrative Class	0	0	0	0	16	141	18	175
Class D	1	8	2	22	53	463	94	919
Class A	5	55	9	102	47	411	70	687
Class B	0	0	0	0	0	0	0	0
Class C	2	19	2	24	15	133	21	206
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(20,459)	(202,715)	(110,342)	(1,252,589)	(252,376)	(2,178,297)	(118,235)	(1,136,059)
Class P	(106)	(1,026)	(234)	(2,585)	(1,645)	(14,279)	(3,549)	(34,836)
Administrative Class	0	0	0	0	(618)	(5,616)	(143)	(1,375)
Class D	(115)	(1,206)	(102)	(1,094)	(1,744)	(15,401)	(3,890)	(37,453)
Class A	(132)	(1,366)	(234)	(2,698)	(1,142)	(10,010)	(3,944)	(39,044)
Class B	0	0	0	0	0	0	0	0
Class C	(30)	(305)	(40)	(456)	(610)	(5,335)	(1,464)	(14,206)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(14,228)	$(140,684)	(92,917)	$(1,055,806)	(219,917)	$(1,883,700)	96,886	$949,624

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March 31, 2016

PIMCO Emerging Markets Full Spectrum Bond Fund (4)				PIMCO Foreign Bond Fund (Unhedged)				PIMCO Global Advantage® Strategy Bond Fund (5)
Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

23,316	$167,562	31,683	$276,538	24,815	$228,658	60,269	$629,146	43,708	$448,630	36,232	$397,527
173	1,305	287	2,559	3,707	34,438	7,731	78,477	69	697	971	11,049
0	0	0	0	672	6,227	601	6,098	0	0	0	0
40	297	242	2,155	10,916	101,160	11,701	119,760	170	1,710	478	5,286
12	90	144	1,298	2,042	19,017	2,705	27,858	112	1,132	216	2,421
0	0	0	0	0	0	0	0	0	0	0	0
8	62	36	328	191	1,787	227	2,340	16	166	129	1,485
0	0	0	0	0	0	0	0	19	188	134	1,491

2,273	16,762	2,440	21,129	1,730	16,035	2,549	26,178	3,166	31,835	5,627	62,569
30	223	27	237	134	1,244	191	1,953	12	120	35	387
0	0	0	0	31	288	32	333	0	0	0	0
14	105	26	223	578	5,365	955	9,823	16	157	51	571
13	97	20	177	139	1,291	289	2,982	32	320	70	786
0	0	0	0	0	0	0	0	0	0	0	0
2	12	2	17	18	163	39	403	10	101	22	243
0	0	0	0	0	0	0	0	7	68	10	109

(29,821)	(214,965)	(18,440)	(154,346)	(81,783)	(755,746)	(78,864)	(802,866)	(122,673)	(1,230,021)	(142,674)	(1,572,502)
(746)	(5,767)	(325)	(2,829)	(7,146)	(66,720)	(6,862)	(69,489)	(1,138)	(11,414)	(1,943)	(21,222)
0	0	0	0	(556)	(5,165)	(469)	(4,746)	0	0	0	0
(216)	(1,599)	(854)	(7,634)	(26,909)	(250,810)	(17,536)	(177,325)	(999)	(10,220)	(2,174)	(23,731)
(189)	(1,380)	(316)	(2,826)	(4,899)	(45,470)	(11,269)	(114,149)	(1,104)	(11,125)	(2,447)	(27,279)
0	0	0	0	0	0	0	0	0	0	0	0
(14)	(104)	(39)	(343)	(1,404)	(13,082)	(1,808)	(18,260)	(524)	(5,274)	(965)	(10,643)
0	0	0	0	0	0	0	0	(157)	(1,582)	(151)	(1,674)
(5,105)	$(37,300)	14,933	$136,683	(77,724)	$(721,320)	(29,519)	$(281,484)	(79,258)	$(784,512)	(106,379)	$(1,173,127)

ANNUAL REPORT	MARCH 31, 2016	187

Notes to Financial Statements (Cont.)

	PIMCO Global Bond Fund (Unhedged) (6)				PIMCO Global Bond Fund (U.S. Dollar-Hedged) (7)
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	7,591	$67,734	9,238	$87,612	25,634	$260,852	12,967	$136,357
Class P	37	341	73	695	2,816	28,492	3,002	31,571
Administrative Class	1,498	13,408	1,664	15,817	313	3,198	353	3,704
Class D	471	4,161	468	4,464	0	0	0	0
Class A	0	0	0	0	2,706	27,495	3,515	37,047
Class B	0	0	0	0	0	0	19	203
Class C	0	0	0	0	602	6,140	704	7,427
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	639	5,698	1,464	13,902	2,491	24,808	2,073	21,546
Class P	2	14	3	26	170	1,691	136	1,410
Administrative Class	232	2,068	378	3,591	36	363	26	269
Class D	32	290	67	635	0	0	0	0
Class A	0	0	0	0	368	3,661	332	3,444
Class B	0	0	0	0	0	0	0	3
Class C	0	0	0	0	108	1,073	110	1,142
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(17,954)	(160,090)	(25,203)	(236,741)	(16,436)	(166,544)	(13,091)	(137,957)
Class P	(64)	(570)	(95)	(899)	(2,278)	(23,091)	(1,092)	(11,429)
Administrative Class	(4,359)	(38,742)	(5,244)	(49,364)	(131)	(1,331)	(171)	(1,809)
Class D	(1,094)	(9,735)	(1,848)	(17,420)	0	0	0	0
Class A	0	0	0	0	(2,877)	(28,986)	(3,228)	(33,974)
Class B	0	0	0	0	0	0	(37)	(396)
Class C	0	0	0	0	(636)	(6,451)	(566)	(5,933)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(12,969)	$(115,423)	(19,035)	$(177,682)	12,886	$131,370	5,052	$52,625

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 54% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 76% of the Fund. One shareholder is a related party and comprises 62% of the Fund.*
(3)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 90% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2016, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 18% of the Fund.
(5)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 38% of the Fund.
(6)	As of March 31, 2016, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 32% of the Fund.
(7)	As of March 31, 2016, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 12% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	At the NYSE Close on March 25, 2015, 18 Class B shares in the amount of $182 converted into Class A shares of the Fund.
^^	At the NYSE Close on March 25, 2015, 11 Class B shares in the amount of $115 converted into Class A shares of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

188	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2016

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Emerging Local Bond Fund	$0	$0	$(846,710)	$(69,820)	$(204,044)	$0	$0
PIMCO Emerging Markets Bond Fund	0	0	(203,880)	(4,764)	(194,832)	0	(1,761)
PIMCO Emerging Markets Corporate Bond Fund	0	0	(24,921)	(132)	(55,298)	0	(280)
PIMCO Emerging Markets Currency Fund	0	0	(40,897)	(25,825)	(1,225,488)	0	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	(61,173)	(38)	(37,886)	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0	(17,385)	(40,098)	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	(32,743)	(9,062)	(34,029)	0	0
PIMCO Global Bond Fund (Unhedged)	0	0	2,541	(12,368)	0	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0	6,849	(11,321)	0	(5,379)	(10,710)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, distributions payable at fiscal year-end and organizational costs.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2016	189

Notes to Financial Statements (Cont.)

As of March 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†).

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (6)
	3/31/2017	3/31/2018	3/31/2019
PIMCO Emerging Local Bond Fund	$0	$0	$0
PIMCO Emerging Markets Bond Fund	0	0	0
PIMCO Emerging Markets Corporate Bond Fund	0	0	0
PIMCO Emerging Markets Currency Fund	249,576	368,611	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	0
PIMCO Global Bond Fund (Unhedged)	0	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(6):

	Short-Term	Long-Term
PIMCO Emerging Local Bond Fund	$94,531	$109,513
PIMCO Emerging Markets Bond Fund	265	194,567
PIMCO Emerging Markets Corporate Bond Fund*	23,112	32,186
PIMCO Emerging Markets Currency Fund	369,841	237,460
PIMCO Emerging Markets Full Spectrum Bond Fund	929	36,957
PIMCO Foreign Bond Fund (Unhedged)	0	0
PIMCO Global Advantage® Strategy Bond Fund	7,811	26,218
PIMCO Global Bond Fund (Unhedged)	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Emerging Local Bond Fund	$5,882,523	$81,972	$(885,975)	$(804,003)
PIMCO Emerging Markets Bond Fund	1,717,900	22,709	(209,067)	(186,358)
PIMCO Emerging Markets Corporate Bond Fund	168,720	2,581	(27,480)	(24,899)
PIMCO Emerging Markets Currency Fund	4,091,489	42,410	(118,962)	(76,552)
PIMCO Emerging Markets Full Spectrum Bond Fund	417,491	3	(61,176)	(61,173)
PIMCO Foreign Bond Fund (Unhedged)	1,519,657	62,938	(58,753)	4,185
PIMCO Global Advantage® Strategy Bond Fund	1,164,990	35,083	(53,668)	(18,585)
PIMCO Global Bond Fund (Unhedged)	605,483	20,583	(15,854)	4,729
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	715,028	20,327	(12,013)	8,314

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, passive foreign investment companies (PFICs), return of capital distributions from underlying funds, and Lehman securities.

190	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2016

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2016			March 31, 2015
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Emerging Local Bond Fund	$0	$0	$312,530	$0	$0	$494,132
PIMCO Emerging Markets Bond Fund	112,474	0	0	236,595	18,283	0
PIMCO Emerging Markets Corporate Bond Fund	10,978	0	0	40,262	0	0
PIMCO Emerging Markets Currency Fund	47,898	0	81,010	131,958	0	0
PIMCO Emerging Markets Full Spectrum Bond Fund	17,583	0	0	21,062	1,076	0
PIMCO Foreign Bond Fund (Unhedged)	0	5,806	21,773	32,213	17,513	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	33,377	0	9,562	56,706
PIMCO Global Bond Fund (Unhedged)	24	0	10,334	18,365	451	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	31,771	2,297	0	29,757	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2016	191

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged) (nine series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

192	PIMCO INTERNATIONAL BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RDR	RBC Capital Markets
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JML	JPMorgan Securities PLC	SGY	Societe Generale, New York
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	MBC	HSBC Bank PLC	SSB	State Street Bank and Trust Co.
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	ULW	UBS Ltd.
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RON	Romanian New Leu
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	IBR	Indicador Bancario de Referencia

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	STIBOR	Stockholm Interbank Offered Rate
BBR	Bank Bill Rate	JSC	Joint Stock Company	THBFIX	Thai Baht Floating-Rate Fix
BBSW	Bank Bill Swap Reference Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
CDO	Collateralized Debt Obligation

ANNUAL REPORT	MARCH 31, 2016	193

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Emerging Local Bond Fund	0.00%	0.00%	$0	$0
PIMCO Emerging Markets Bond Fund	0.00%	0.00%	1,924	10,661
PIMCO Emerging Markets Corporate Bond Fund	0.00%	0.00%	476	0
PIMCO Emerging Markets Currency Fund	0.00%	0.00%	17,144	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0.00%	0.00%	0	0
PIMCO Foreign Bond Fund (Unhedged)	0.07%	0.07%	3,675	0
PIMCO Global Advantage® Strategy Bond Fund	0.00%	0.07%	0	0
PIMCO Global Bond Fund (Unhedged)	0.05%	0.05%	14,241	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.00%	0.00%	10,417	6,067

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

194	PIMCO INTERNATIONAL BOND FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2016	195

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

196	PIMCO INTERNATIONAL BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2016	197

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

198	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3005AR_033116

PIMCO Funds

Annual Report

March 31, 2016

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S.

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Treasuries, where yields generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding the

ANNUAL REPORT	MARCH 31, 2016	3

Chairman’s Letter (Cont.)

Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in Institutional Class or Class M shares of any funds of PIMCO Funds or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a fund’s performance or cause a fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of a Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the Funds (Cont.)

return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, issuer non-diversification risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus.

The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	12/31/02	04/30/03	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	—	07/29/05	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and

ANNUAL REPORT	MARCH 31, 2016	7

Important Information About the Funds (Cont.)

the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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ANNUAL REPORT	MARCH 31, 2016	9

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	(4.08)%	2.24%	4.57%	6.65%
PIMCO All Asset Fund Class P	(4.19)%	2.14%	4.48%	6.55%
PIMCO All Asset Fund Administrative Class	(4.33)%	1.97%	4.31%	6.39%
PIMCO All Asset Fund Class D	(4.49)%	1.84%	4.10%	6.13%
PIMCO All Asset Fund Class A	(4.57)%	1.73%	4.00%	6.05%
PIMCO All Asset Fund Class A (adjusted)	(8.15)%	0.96%	3.60%	5.76%
PIMCO All Asset Fund Class C	(5.32)%	0.97%	3.22%	5.26%
PIMCO All Asset Fund Class C (adjusted)	(6.25)%	0.97%	3.22%	5.26%
PIMCO All Asset Fund Class R	(4.81)%	1.46%	3.71%	5.76%
Barclays U.S. TIPS: 1-10 Year Index	1.84%	1.88%	4.00%	4.41%
Consumer Price Index + 500 Basis Points	5.87%	6.30%	6.77%	7.06%
Lipper Alternative Global Macro Funds Average	(6.22)%	1.35%	3.39%	5.96%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.025% for Institutional Class shares, 1.125% for Class P shares, 1.275% for Administrative Class shares, 1.425% for Class D shares, 1.525% for Class A shares, 2.275% for Class C shares, and 1.775% for Class R shares.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	Class P - PALPX	Class C - PASCX	Class R - PATRX
Class A - PASAX	Administrative Class - PAALX	Class D - PASDX

Top 10 Holdings†

PIMCO Emerging Markets Currency Fund	12.8%
PIMCO RAE Low Volatility PLUS EMG Fund	11.3%
PIMCO Emerging Local Bond Fund	9.5%
PIMCO Income Fund	6.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	6.4%
PIMCO RAE Fundamental PLUS EMG Fund	6.0%
PIMCO Real Return Asset Fund	5.6%
PIMCO RAE Low Volatility PLUS International Fund	4.7%
PIMCO High Yield Spectrum Fund	4.3%
PIMCO CommoditiesPLUS® Strategy Fund	4.1%

†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Investment Objective and Strategy Overview

»

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to developed markets ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»	Exposure to inflation-linked bonds, primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns.

»	An allocation to the PIMCO Income Fund benefited performance, as this Underlying PIMCO Fund gained value.

ANNUAL REPORT	MARCH 31, 2016	11

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	(6.53)%	0.27%	3.92%	4.92%
PIMCO All Asset All Authority Fund Class P	(6.63)%	0.18%	3.80%	4.77%
PIMCO All Asset All Authority Fund Class D	(6.96)%	(0.11)%	3.46%	4.41%
PIMCO All Asset All Authority Fund Class A	(6.97)%	(0.18)%	3.37%	4.35%
PIMCO All Asset All Authority Fund Class A (adjusted)	(12.09)%	(1.31)%	2.97%	4.03%
PIMCO All Asset All Authority Fund Class C	(7.59)%	(0.92)%	2.60%	3.58%
PIMCO All Asset All Authority Fund Class C (adjusted)	(8.48)%	(0.92)%	2.60%	3.58%
S&P 500 Index	1.78%	11.58%	7.01%	7.77%
Consumer Price Index + 650 Basis Points	7.37%	7.80%	8.27%	8.55%
Lipper Alternative Global Macro Funds Average	(6.22)%	1.35%	3.39%	5.36%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.87% for Institutional Class shares, 1.97% for Class P shares, 2.27% for Class D shares, 2.32% for Class A shares, and 3.07% for Class C shares.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	Class P - PAUPX	Class D - PAUDX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings†

PIMCO StocksPLUS® Short Fund	14.1%
PIMCO RAE Low Volatility PLUS EMG Fund	10.2%
PIMCO Emerging Markets Currency Fund	9.4%
PIMCO Emerging Local Bond Fund	7.7%
PIMCO Income Fund	6.0%
PIMCO RAE Fundamental PLUS EMG Fund	5.7%
PIMCO High Yield Spectrum Fund	5.2%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.1%
PIMCO RAE Low Volatility PLUS International Fund	4.4%
PIMCO CommoditiesPLUS® Strategy Fund	3.9%

†	% of Investments, at value as of 03/31/2016. Securities sold short, financial derivative instruments and short-term instruments, if any, are excluded from the Top 10 Holdings.

Investment Objective and Strategy Overview

»

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»	Inverse exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® AR Short Strategy Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns.

»

Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to developed markets ex-U.S. equities, primarily through the PIMCO Fundamental PLUS International Fund and the PIMCO Low Volatility PLUS International Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»	Exposure to inflation-linked bonds, primarily through the PIMCO Real Return Asset Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns.

»	An allocation to the PIMCO Income Fund benefited performance, as this Underlying PIMCO Fund gained value.

ANNUAL REPORT	MARCH 31, 2016	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,051.60	$0.28	$1,000.00	$1,024.73	$0.28	0.055%
Class P	1,000.00	1,050.80	0.79	1,000.00	1,024.23	0.78	0.155
Administrative Class	1,000.00	1,050.10	1.56	1,000.00	1,023.48	1.54	0.305
Class D	1,000.00	1,050.20	2.33	1,000.00	1,022.73	2.30	0.455
Class A	1,000.00	1,049.60	2.84	1,000.00	1,022.23	2.81	0.555
Class C	1,000.00	1,045.50	6.67	1,000.00	1,018.48	6.59	1.305
Class R	1,000.00	1,047.70	4.12	1,000.00	1,020.98	4.07	0.805

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,041.20	$3.73	$1,000.00	$1,021.35	$3.69	0.73%
Class P	1,000.00	1,041.90	4.24	1,000.00	1,020.85	4.19	0.83
Class D	1,000.00	1,038.90	5.76	1,000.00	1,019.35	5.70	1.13
Class A	1,000.00	1,038.50	6.01	1,000.00	1,019.10	5.96	1.18
Class C	1,000.00	1,035.50	9.82	1,000.00	1,015.35	9.72	1.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2016	15

Benchmark Descriptions

Index*	Description

Barclays U.S. TIPS: 1-10 Year Index	Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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ANNUAL REPORT	MARCH 31, 2016	17

Financial Highlights

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)
PIMCO All Asset Fund
Institutional Class
03/31/2016	$11.58	$0.40	$(0.88)	$(0.48)	$(0.42)	$0.00
03/31/2015	12.29	0.54	(0.70)	(0.16)	(0.55)	0.00
03/31/2014	12.58	0.56	(0.30)	0.26	(0.55)	0.00
03/31/2013	12.14	0.71	0.45	1.16	(0.72)	0.00
03/31/2012	12.38	0.82	(0.20)	0.62	(0.86)	0.00
Class P
03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00
03/31/2015	12.32	0.54	(0.72)	(0.18)	(0.54)	0.00
03/31/2014	12.60	0.55	(0.29)	0.26	(0.54)	0.00
03/31/2013	12.14	0.72	0.42	1.14	(0.68)	0.00
03/31/2012	12.38	0.83	(0.23)	0.60	(0.84)	0.00
Administrative Class
03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00
03/31/2015	12.32	0.51	(0.71)	(0.20)	(0.52)	0.00
03/31/2014	12.60	0.53	(0.29)	0.24	(0.52)	0.00
03/31/2013	12.11	0.69	0.43	1.12	(0.63)	0.00
03/31/2012	12.36	0.79	(0.21)	0.58	(0.83)	0.00
Class D
03/31/2016	11.59	0.35	(0.88)	(0.53)	(0.37)	0.00
03/31/2015	12.30	0.48	(0.69)	(0.21)	(0.50)	0.00
03/31/2014	12.58	0.50	(0.28)	0.22	(0.50)	0.00
03/31/2013	12.06	0.67	0.43	1.10	(0.58)	0.00
03/31/2012	12.31	0.76	(0.20)	0.56	(0.81)	0.00
Class A
03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00
03/31/2015	12.31	0.46	(0.68)	(0.22)	(0.49)	0.00
03/31/2014	12.59	0.50	(0.29)	0.21	(0.49)	0.00
03/31/2013	12.04	0.64	0.44	1.08	(0.53)	0.00
03/31/2012	12.29	0.74	(0.19)	0.55	(0.80)	0.00

Please see footnotes on page 22.

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.42)	$10.68	(4.08)%	$16,721,758	0.055%		0.225%		0.055%		0.225%		3.65%	40%
(0.55)	11.58	(1.36)	24,949,112	0.075		0.225		0.075		0.225		4.37	86
(0.55)	12.29	2.20	27,142,889	0.075		0.225		0.075		0.225		4.59	54
(0.72)	12.58	9.65	26,626,154	0.125		0.225		0.125		0.225		5.69	36
(0.86)	12.14	5.34	21,691,755	0.155		0.225		0.155		0.225		6.72	56

(0.41)	10.70	(4.19)	482,467	0.155		0.325		0.155		0.325		3.48	40
(0.54)	11.60	(1.53)	1,163,590	0.175		0.325		0.175		0.325		4.38	86
(0.54)	12.32	2.18	1,210,039	0.175		0.325		0.175		0.325		4.47	54
(0.68)	12.60	9.54	1,507,357	0.225		0.325		0.225		0.325		5.73	36
(0.84)	12.14	5.25	971,650	0.255		0.325		0.255		0.325		6.80	56

(0.39)	10.70	(4.33)	244,060	0.305		0.475		0.305		0.475		3.35	40
(0.52)	11.60	(1.68)	430,275	0.325		0.475		0.325		0.475		4.13	86
(0.52)	12.32	2.03	459,772	0.325		0.475		0.325		0.475		4.30	54
(0.63)	12.60	9.38	487,385	0.375		0.475		0.375		0.475		5.58	36
(0.83)	12.11	5.03	355,331	0.405		0.475		0.405		0.475		6.48	56

(0.37)	10.69	(4.49)	321,591	0.455		0.625		0.455		0.625		3.20	40
(0.50)	11.59	(1.75)	671,663	0.475		0.625		0.475		0.625		3.92	86
(0.50)	12.30	1.88	841,407	0.475		0.625		0.475		0.625		4.10	54
(0.58)	12.58	9.21	1,071,887	0.525		0.625		0.525		0.625		5.40	36
(0.81)	12.06	4.90	809,555	0.555		0.625		0.555		0.625		6.26	56

(0.36)	10.70	(4.57)	781,603	0.555		0.725		0.555		0.725		3.11	40
(0.49)	11.60	(1.85)	1,369,369	0.575		0.725		0.575		0.725		3.77	86
(0.49)	12.31	1.78	1,884,760	0.575		0.725		0.575		0.725		4.06	54
(0.53)	12.59	9.08	2,230,692	0.625		0.725		0.625		0.725		5.18	36
(0.80)	12.04	4.80	2,015,779	0.665	(c)	0.735	(c)	0.665	(c)	0.735	(c)	6.12	56

Please see footnotes on page 22.

ANNUAL REPORT	MARCH 31, 2016	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)
Class C
03/31/2016	$11.56	$0.26	$(0.88)	$(0.62)	$(0.28)	$0.00
03/31/2015	12.27	0.38	(0.69)	(0.31)	(0.40)	0.00
03/31/2014	12.56	0.40	(0.29)	0.11	(0.40)	0.00
03/31/2013	11.90	0.55	0.43	0.98	(0.32)	0.00
03/31/2012	12.16	0.65	(0.19)	0.46	(0.72)	0.00
Class R
03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00
03/31/2015	12.25	0.43	(0.68)	(0.25)	(0.46)	0.00
03/31/2014	12.54	0.47	(0.30)	0.17	(0.46)	0.00
03/31/2013	11.98	0.64	0.41	1.05	(0.49)	0.00
03/31/2012	12.24	0.72	(0.21)	0.51	(0.77)	0.00
PIMCO All Asset All Authority Fund
Institutional Class
03/31/2016	$9.07	$0.39	$(0.99)	$(0.60)	$(0.43)	$0.00
03/31/2015	10.06	0.47	(0.94)	(0.47)	(0.52)	0.00
03/31/2014	10.93	0.56	(0.88)	(0.32)	(0.55)	0.00
03/31/2013	10.63	0.72	0.27	0.99	(0.69)	0.00
03/31/2012	10.80	0.91	(0.20)	0.71	(0.88)	0.00
Class P
03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00
03/31/2015	10.07	0.46	(0.94)	(0.48)	(0.51)	0.00
03/31/2014	10.94	0.51	(0.84)	(0.33)	(0.54)	0.00
03/31/2013	10.62	0.70	0.29	0.99	(0.67)	0.00
03/31/2012	10.79	0.92	(0.22)	0.70	(0.87)	0.00
Class D
03/31/2016	9.05	0.35	(0.99)	(0.64)	(0.39)	0.00
03/31/2015	10.03	0.42	(0.92)	(0.50)	(0.48)	0.00
03/31/2014	10.90	0.48	(0.84)	(0.36)	(0.51)	0.00
03/31/2013	10.54	0.66	0.28	0.94	(0.58)	0.00
03/31/2012	10.71	0.86	(0.19)	0.67	(0.84)	0.00

Please see footnotes on page 22.

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.28)	$10.66	(5.32)%	$751,398	1.305%		1.475%		1.305%		1.475%		2.36%	40%
(0.40)	11.56	(2.58)	1,364,100	1.325		1.475		1.325		1.475		3.06	86
(0.40)	12.27	0.97	1,755,836	1.325		1.475		1.325		1.475		3.29	54
(0.32)	12.56	8.31	2,141,098	1.375		1.475		1.375		1.475		4.45	36
(0.72)	11.90	4.05	1,807,849	1.415	(c)	1.485	(c)	1.415	(c)	1.485	(c)	5.43	56

(0.34)	10.64	(4.81)	73,804	0.805		0.975		0.805		0.975		2.91	40
(0.46)	11.54	(2.10)	109,171	0.825		0.975		0.825		0.975		3.55	86
(0.46)	12.25	1.48	139,215	0.825		0.975		0.825		0.975		3.84	54
(0.49)	12.54	8.81	140,896	0.875		0.975		0.875		0.975		5.17	36
(0.77)	11.98	4.51	78,655	0.965	(d)(e)	1.035	(d)(e)	0.965	(d)(e)	1.035	(d)(e)	6.03	56

$(0.43)	$8.04	(6.53)%	$5,917,397	0.67	%(f)	0.77	%(f)	0.15%		0.25%		4.59%	39%
(0.52)	9.07	(4.80)	10,944,124	0.70	(f)	0.78	(f)	0.17		0.25		4.74	75
(0.55)	10.06	(2.80)	15,257,211	0.82	(f)	0.89	(f)	0.18		0.25		5.43	65
(0.69)	10.93	9.40	15,915,147	0.83	(f)	0.87	(f)	0.21		0.25		6.56	18
(0.88)	10.63	7.11	7,813,207	0.69	(f)	0.72	(f)	0.22		0.25		8.51	55

(0.42)	8.05	(6.63)	785,877	0.77	(f)	0.87	(f)	0.25		0.35		4.34	39
(0.51)	9.08	(4.89)	2,455,193	0.80	(f)	0.88	(f)	0.27		0.35		4.59	75
(0.54)	10.07	(2.91)	3,787,152	0.92	(f)	0.99	(f)	0.28		0.35		4.96	65
(0.67)	10.94	9.35	6,376,178	0.93	(f)	0.97	(f)	0.31		0.35		6.41	18
(0.87)	10.62	7.02	2,999,496	0.79	(f)	0.82	(f)	0.32		0.35		8.59	55

(0.39)	8.02	(6.96)	269,565	1.07	(f)	1.17	(f)	0.55		0.65		4.09	39
(0.48)	9.05	(5.11)	737,268	1.10	(f)	1.18	(f)	0.57		0.65		4.28	75
(0.51)	10.03	(3.21)	1,219,268	1.22	(f)	1.29	(f)	0.58		0.65		4.69	65
(0.58)	10.90	8.98	1,994,391	1.23	(f)	1.27	(f)	0.61		0.65		6.04	18
(0.84)	10.54	6.79	1,146,466	1.09	(f)	1.12	(f)	0.62		0.65		8.17	55

Please see footnotes on page 22.

ANNUAL REPORT	MARCH 31, 2016	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)
Class A
03/31/2016	$9.08	$0.35	$(0.99)	$(0.64)	$(0.39)	$0.00
03/31/2015	10.07	0.40	(0.92)	(0.52)	(0.47)	0.00
03/31/2014	10.94	0.48	(0.85)	(0.37)	(0.50)	0.00
03/31/2013	10.56	0.65	0.30	0.95	(0.57)	0.00
03/31/2012	10.74	0.84	(0.18)	0.66	(0.84)	0.00
Class C
03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00
03/31/2015	10.07	0.34	(0.93)	(0.59)	(0.40)	0.00
03/31/2014	10.94	0.41	(0.85)	(0.44)	(0.43)	0.00
03/31/2013	10.46	0.57	0.28	0.85	(0.37)	0.00
03/31/2012	10.65	0.77	(0.19)	0.58	(0.77)	0.00

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.35%.
(e)	Effective October 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(f)	Ratio of expenses to average net assets includes line of credit expenses.
(g)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.15% to an annual rate of 0.25%.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.39)	$8.05	(6.97)%	$666,880	1.12	%(f)	1.22	%(f)	0.60%		0.70%		4.11%	39%
(0.47)	9.08	(5.26)	1,484,897	1.15	(f)	1.23	(f)	0.62		0.70		4.02	75
(0.50)	10.07	(3.25)	3,312,097	1.27	(f)	1.34	(f)	0.63		0.70		4.66	65
(0.57)	10.94	9.01	5,312,366	1.28	(f)	1.32	(f)	0.66		0.70		5.98	18
(0.84)	10.56	6.60	3,163,944	1.15	(f)(g)	1.18	(f)(g)	0.68	(g)	0.71	(g)	7.87	55

(0.32)	8.06	(7.59)	901,039	1.87	(f)	1.97	(f)	1.35		1.45		3.35	39
(0.40)	9.08	(5.98)	1,878,807	1.90	(f)	1.98	(f)	1.37		1.45		3.46	75
(0.43)	10.07	(3.97)	3,207,862	2.02	(f)	2.09	(f)	1.38		1.45		3.99	65
(0.37)	10.94	8.11	4,592,645	2.03	(f)	2.07	(f)	1.41		1.45		5.29	18
(0.77)	10.46	5.87	2,540,771	1.90	(f)(g)	1.93	(f)(g)	1.43	(g)	1.46	(g)	7.28	55

ANNUAL REPORT	MARCH 31, 2016	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Assets:
Investments, at value
Investments in securities*	$0	$1,133
Investments in Affiliates	19,408,185	11,579,034
Receivable for investments in Affiliates sold	313,801	25,273
Receivable for Fund shares sold	7,526	5,807
Dividends receivable from Affiliates	34,021	17,788
Reimbursement receivable from PIMCO	2,645	591
Total Assets	19,766,178	11,629,626

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$0	$3,033,064
Payable for investments in Affiliates purchased	156,783	44,061
Payable for Fund shares redeemed	36,049	8,628
Overdraft due to custodian	191,559	0
Accrued investment advisory fees	2,911	1,434
Accrued supervisory and administrative fees	1,249	724
Accrued distribution fees	609	627
Accrued servicing fees	337	330
Total Liabilities	389,497	3,088,868

Net Assets	$19,376,681	$8,540,758

Net Assets Consist of:
Paid in capital	$24,443,911	$15,132,047
Undistributed net investment income	2,672	0
Accumulated undistributed net realized (loss)	(2,562,562)	(4,412,679)
Net unrealized (depreciation)	(2,507,340)	(2,178,610)
	$19,376,681	$8,540,758

Cost of investments in securities	$0	$1,133
Cost of investments in Affiliates	$21,915,525	$13,757,644

* Includes repurchase agreements of:	$0	$1,133

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2016

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Net Assets:
Institutional Class	$16,721,758	$5,917,397
Class P	482,467	785,877
Administrative Class	244,060	NA
Class D	321,591	269,565
Class A	781,603	666,880
Class C	751,398	901,039
Class R	73,804	NA
Shares Issued and Outstanding:
Institutional Class	1,565,716	735,579
Class P	45,080	97,620
Administrative Class	22,805	NA
Class D	30,091	33,599
Class A	73,067	82,798
Class C	70,492	111,788
Class R	6,937	NA
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.68	$8.04
Class P	10.70	8.05
Administrative Class	10.70	NA
Class D	10.69	8.02
Class A	10.70	8.05
Class C	10.66	8.06
Class R	10.64	NA

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2016	25

Statements of Operations

Year Ended March 31, 2016 (Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:
Dividends from Investments in Affiliates	$915,431	$665,029
Total Income	915,431	665,029

Expenses:
Investment advisory fees	43,352	25,470
Supervisory and administrative fees	19,363	13,298
Distribution and/or servicing fees - Administrative Class	772	0
Distribution and/or servicing fees - Class D	1,235	1,188
Distribution fees - Class C	7,727	9,892
Distribution fees - Class R	224	0
Servicing fees - Class A	2,628	2,579
Servicing fees - Class C	2,576	3,298
Servicing fees - Class R	224	0
Interest expense	21	66,344
Miscellaneous expense	0	30
Total Expenses	78,122	122,099
Waiver and/or Reimbursement by PIMCO	(41,942)	(12,518)
Net Expenses	36,180	109,581

Net Investment Income	879,251	555,448

Net Realized Gain (Loss):
Investments in Affiliates	(1,621,376)	(2,494,853)
Net capital gain distributions received from Affiliate investments	63,284	40,793

Net Realized (Loss)	(1,558,092)	(2,454,060)

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(747,160)	700,558

Net Change in Unrealized Appreciation (Depreciation)	(747,160)	700,558

Net (Decrease) in Net Assets Resulting from Operations	$(1,426,001)	$(1,198,054)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2016	Year Ended March 31, 2015
(Decrease) in Net Assets from:

Operations:
Net investment income	$879,251	$1,404,580	$555,448	$1,082,049
Net realized gain (loss)	(1,558,092)	754,359	(2,454,060)	(669,960)
Net change in unrealized appreciation (depreciation)	(747,160)	(2,606,155)	700,558	(1,563,952)

Net (Decrease) in Net Assets Resulting from Operations	(1,426,001)	(447,216)	(1,198,054)	(1,151,863)

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(769,056)	(1,212,297)	(389,878)	(695,809)
Class P	(26,459)	(57,071)	(62,226)	(174,575)
Administrative Class	(10,281)	(19,512)	0	0
Class D	(15,241)	(31,582)	(19,049)	(49,239)
Class A	(32,023)	(64,577)	(42,499)	(100,635)
Class B	0	(123)^	0	0
Class C	(24,298)	(52,059)	(45,423)	(100,750)
Class R	(2,685)	(4,788)	0	0

Total Distributions	(880,043)	(1,442,009)	(559,075)	(1,121,008)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(8,374,555)	(1,500,696)	(7,202,402)	(7,010,430)

Total (Decrease) in Net Assets	(10,680,599)	(3,389,921)	(8,959,531)	(9,283,301)

Net Assets:
Beginning of year	30,057,280	33,447,201	17,500,289	26,783,590
End of year*	$19,376,681	$30,057,280	$8,540,758	$17,500,289

*Including undistributed net investment income of:	$2,672	$34,358	$0	$15,082

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 11 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2016	27

Statement of Cash Flows PIMCO All Asset All Authority Fund

Year Ended March 31, 2016 (Amounts in thousands†)
Cash Flows Provided by Operating Activities:
Net (decrease) in net assets resulting from operations	$(1,198,054)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(6,871,396)
Proceeds from sales of long-term securities	18,348,961
Proceeds from sales of short-term portfolio investments, net	89,051
Decrease in receivable for investments sold	32,943
Decrease in dividends receivable from Affiliates	16,627
(Decrease) in payable for investments purchased	(49,447)
(Decrease) in accrued investment advisory fees	(1,548)
(Decrease) in accrued supervisory and administrative fees	(898)
(Decrease) in accrued distribution fees	(732)
(Decrease) in accrued servicing fees	(386)
Decrease in reimbursement receivable from PIMCO	977
Net Realized (Gain) Loss
Investments in Affiliates	2,494,853
Net capital gain distributions received from Affiliate investments	(40,793)
Net Change in Unrealized (Appreciation)
Investments in Affiliates	(700,558)
Net Cash Provided by Operating Activities	12,119,600

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	2,095,143
Payments on shares redeemed	(9,777,782)
Net borrowing of line of credit	(4,379,703)
Cash dividend paid*	(57,259)
Net Cash (Used for) Financing Activities	(12,119,601)

Net (Decrease) in Cash and Foreign Currency	(1)

Cash and Foreign Currency:
Beginning of year	1
End of year	$0
* Reinvestment of distributions	$501,816

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$70,970

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.2%

MUTUAL FUNDS (a) 99.5%
PIMCO CommoditiesPLUS® Strategy Fund	149,520,784	$802,927
PIMCO CommodityRealReturn Strategy Fund®	46,004,408	295,348
PIMCO Diversified Income Fund	4,876,391	49,495
PIMCO Emerging Local Bond Fund	256,432,735	1,848,880
PIMCO Emerging Markets Currency Fund	283,350,313	2,479,315
PIMCO High Yield Fund	86,495,211	723,965
PIMCO High Yield Spectrum Fund	89,759,295	827,581
PIMCO Income Fund	114,541,791	1,348,157
PIMCO Investment Grade Corporate Bond Fund	50,934,900	516,989
PIMCO Long Duration Total Return Fund	10,777	122
PIMCO Long-Term Credit Fund	4,604,917	52,496
PIMCO Long-Term U.S. Government Fund	146,466	943
PIMCO Low Duration Fund	3,727,326	36,789
PIMCO Mortgage Opportunities Fund	13,969,188	152,823
PIMCO RAE Fundamental Advantage PLUS Fund	33,736,884	327,248
PIMCO RAE Fundamental Emerging Markets Fund	68,747,313	578,165
PIMCO RAE Fundamental PLUS EMG Fund	147,569,096	1,155,466
PIMCO RAE Fundamental PLUS International Fund	41,766,091	312,410
PIMCO RAE Low Volatility PLUS EMG Fund	274,480,138	2,187,607
PIMCO RAE Low Volatility PLUS Fund	8,983,770	98,732

	SHARES	MARKET VALUE (000S)
PIMCO RAE Low Volatility PLUS International Fund	99,845,245	$914,582
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	47,795,681	418,690
PIMCO RAE Worldwide Long/Short PLUS Fund	133,223,702	1,242,977
PIMCO Real Return Asset Fund	132,336,329	1,087,805
PIMCO RealEstateRealReturn Strategy Fund	37,160,000	299,138
PIMCO Senior Floating Rate Fund	30,182,315	291,259
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	80,879,803	535,424
PIMCO StocksPLUS® International Fund (Unhedged)	9,600,800	51,556
PIMCO Total Return Fund	23,272,692	236,916
PIMCO TRENDS Managed Futures Strategy Fund	5,841,476	57,422
PIMCO Unconstrained Bond Fund	34,350,703	350,034

Total Mutual Funds (Cost $21,782,186)		19,281,261

EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	540,000	22,632

Total Exchange-Traded Funds (Cost $29,046)		22,632

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS (a) 0.6%
PIMCO Government Money Market Fund	104,072,416	104,072

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	29

Schedule of Investments PIMCO All Asset Fund (Cont.)

March 31, 2016

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	22,276	$220

Total Short-Term Instruments (Cost $104,293)		104,292

Total Investments in Affiliates (Cost $21,915,525)		19,408,185

Total Investments 100.2% (Cost $21,915,525)		$19,408,185

Other Assets and Liabilities, net (0.2%)		(31,504)

Net Assets 100.0%		$19,376,681

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Affiliates, at Value
Mutual Funds	$19,281,261	$0	$0	$19,281,261
Exchange-Traded Funds	22,632	0	0	22,632
Short-Term Instruments
Mutual Funds	104,072	0	0	104,072
Central Funds Used for Cash Management Purposes	220	0	0	220

Total Investments	$19,408,185	$0	$0	$19,408,185

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

March 31, 2016

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$1,133

Total Short-Term Instruments (Cost $1,133)		1,133

Total Investments in Securities (Cost $1,133)		1,133

	SHARES
INVESTMENTS IN AFFILIATES 134.9%

MUTUAL FUNDS (a) 134.7%
PIMCO CommoditiesPLUS® Strategy Fund	83,879,304	450,432
PIMCO CommodityRealReturn Strategy Fund®	21,758,142	139,687
PIMCO Diversified Income Fund	3,050,685	30,964
PIMCO Emerging Local Bond Fund	123,280,060	888,849
PIMCO Emerging Markets Currency Fund	124,624,428	1,090,464
PIMCO EqS® Long/Short Fund	1,225	14
PIMCO High Yield Fund	41,874,424	350,489
PIMCO High Yield Spectrum Fund	65,425,657	603,225
PIMCO Income Fund	58,558,562	689,234
PIMCO Investment Grade Corporate Bond Fund	24,416,907	247,832
PIMCO Long Duration Total Return Fund	1,591,471	17,968
PIMCO Long-Term Credit Fund	1,676,693	19,114
PIMCO Low Duration Fund	7,938,704	78,355
PIMCO Mortgage Opportunities Fund	7,124,717	77,944
PIMCO RAE Fundamental Advantage PLUS Fund	15,685,982	152,154
PIMCO RAE Fundamental Emerging Markets Fund	22,112,121	185,963

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental PLUS EMG Fund	84,278,810	$659,903
PIMCO RAE Fundamental PLUS International Fund	31,391,167	234,806
PIMCO RAE Low Volatility PLUS EMG Fund	148,591,168	1,184,272
PIMCO RAE Low Volatility PLUS Fund	13,464,194	147,971
PIMCO RAE Low Volatility PLUS International Fund	56,003,119	512,989
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	13,941,464	122,127
PIMCO RAE Worldwide Long/Short PLUS Fund	63,104,761	588,767
PIMCO Real Return Asset Fund	35,825,769	294,488
PIMCO RealEstateRealReturn Strategy Fund	24,653,625	198,462
PIMCO Senior Floating Rate Fund	29,855,289	288,104
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	42,437,128	280,934
PIMCO StocksPLUS® International Fund (Unhedged)	10,606,839	56,959
PIMCO StocksPLUS® Short Fund	154,445,592	1,629,401
PIMCO Total Return Fund	9,031,931	91,945
PIMCO TRENDS Managed Futures Strategy Fund	5,318,784	52,284
PIMCO Unconstrained Bond Fund	13,017,782	132,651

Total Mutual Funds (Cost $13,672,134)		11,498,751

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	31

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.2%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	440,000	$18,440

Total Exchange-Traded Funds (Cost $23,667)		18,440

SHORT-TERM INSTRUMENTS 0.7%

MUTUAL FUNDS (a) 0.7%
PIMCO Government Money Market Fund	60,727,173	60,727

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	112,986	$1,116

Total Short-Term Instruments (Cost $61,843)		61,843

Total Investments in Affiliates (Cost $13,757,644)		11,579,034

Total Investments 135.6% (Cost $13,758,777)		$11,580,167

Other Assets and Liabilities, net (35.6%)		(3,039,409)

Net Assets 100.0%		$8,540,758

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$1,133	U.S. Treasury Notes 1.75% due 01/31/2023	$(1,156)	$1,133	$1,133

Total Repurchase Agreements						$(1,156)	$1,133	$1,133

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,133	$0	$0	$1,133	$(1,156)		$(23)

Total Borrowings and Other Financing Transactions	$1,133	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,133	$0	$1,133
	$0	$1,133	$0	$1,133

Investments in Affiliates, at Value
Mutual Funds	11,498,751	0	0	11,498,751
Exchange-Traded Funds	18,440	0	0	18,440
Short-Term Instruments
Mutual Funds	60,727	0	0	60,727
Central Funds Used for Cash Management Purposes	1,116	0	0	1,116
	$11,579,034	$0	$0	$11,579,034

Total Investments	$11,579,034	$1,133	$0	$11,580,167

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2016

appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

ANNUAL REPORT	MARCH 31, 2016	35

Notes to Financial Statements (Cont.)

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class, less any liabilities, by the total number of shares outstanding of that Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2016

the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as

ANNUAL REPORT	MARCH 31, 2016	37

Notes to Financial Statements (Cont.)

provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2016

differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities

ANNUAL REPORT	MARCH 31, 2016	39

Notes to Financial Statements (Cont.)

exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all of their assets in Institutional Class or Class M shares of any funds of PIMCO Funds or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Fund is considered to be affiliated with the Funds.

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2016

The tables below show the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$864,537	$427,914	$(409,935)	$(169,771)	$90,182	$802,927	$9,191	$0
PIMCO CommodityRealReturn Strategy Fund®	1,171,333	26,121	(794,428)	(228,171)	120,493	295,348	24,994	0
PIMCO Credit Absolute Return Fund	157,187	2,543	(153,179)	(11,233)	4,682	0	2,322	221
PIMCO Diversified Income Fund	9,793	53,066	(9,106)	(633)	(3,625)	49,495	3,717	0
PIMCO Emerging Local Bond Fund	2,707,467	255,449	(833,086)	(340,609)	59,659	1,848,880	114,548	0
PIMCO Emerging Markets Bond Fund	72,959	15,476	(79,502)	(4,567)	(4,366)	0	3,685	0
PIMCO Emerging Markets Corporate Bond Fund	22,024	772	(20,689)	(3,346)	1,239	0	783	0
PIMCO Emerging Markets Currency Fund	3,456,767	207,631	(1,037,026)	(138,330)	(9,727)	2,479,315	76,596	0
PIMCO EqS Pathfinder Fund®*	313,254	0	(329,273)	16,820	(801)	0	0	0
PIMCO EqS® Long/Short Fund	108,440	0	(106,631)	19,698	(21,507)	0	0	0
PIMCO Floating Income Fund	87,149	9,492	(88,755)	(3,858)	(4,028)	0	3,712	0
PIMCO Foreign Bond Fund (Unhedged)	91,609	3,334	(89,352)	(14,649)	9,058	0	1,250	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	23,414	1	0	0	(783)	22,632	52	0
PIMCO Global Advantage® Strategy Bond Fund	69,062	167,757	(223,354)	(13,716)	251	0	3,891	0
PIMCO Government Money Market Fund	100,012	6,674,671	(6,670,611)	0	0	104,072	17	0
PIMCO High Yield Fund	858,042	344,205	(417,794)	(26,503)	(33,985)	723,965	42,742	13,430
PIMCO High Yield Spectrum Fund	922,487	79,601	(91,628)	(6,886)	(75,993)	827,581	62,401	441
PIMCO Income Fund	1,775,469	179,323	(531,609)	37,784	(112,810)	1,348,157	112,021	1,237
PIMCO Investment Grade Corporate Bond Fund	561,401	157,480	(174,922)	(5,037)	(21,933)	516,989	26,869	3,725
PIMCO Long Duration Total Return Fund	232,647	184,580	(387,801)	(12,026)	(17,278)	122	12,870	7,771
PIMCO Long-Term Credit Fund	149,818	109,616	(176,763)	(1,092)	(29,083)	52,496	18,677	4,424
PIMCO Long-Term U.S. Government Fund	926	405	0	0	(388)	943	405	0
PIMCO Low Duration Active Exchange-Traded Fund	69,430	0	(68,100)	(1,061)	(269)	0	1,309	139
PIMCO Low Duration Fund	71,503	4,802,086	(4,826,484)	(9,940)	(376)	36,789	8,260	0
PIMCO Money Market Fund	0	2,989,925	(2,989,925)	0	0	0	45	0
PIMCO Mortgage Opportunities Fund	194,121	7,012	(45,187)	206	(3,329)	152,823	7,012	0
PIMCO RAE Fundamental Advantage PLUS Fund	1,181,068	105,835	(852,517)	(141,722)	34,584	327,248	49,971	0

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Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Emerging Markets Fund	$0	$541,860	$0	$0	$36,305	$578,165	$0	$0
PIMCO RAE Fundamental PLUS EMG Fund	1,427,069	110,269	(173,605)	(19,884)	(188,383)	1,155,466	0	0
PIMCO RAE Fundamental PLUS Fund	61,126	1,136	(58,570)	(4,534)	842	0	1,137	0
PIMCO RAE Fundamental PLUS International Fund	515,344	108,191	(252,255)	(82,669)	23,799	312,410	10,668	0
PIMCO RAE Fundamental PLUS Small Fund	193,870	15,024	(176,767)	(11,907)	(20,220)	0	3,260	11,764
PIMCO RAE Low Volatility PLUS EMG Fund	2,681,851	256,396	(306,859)	(60,015)	(383,766)	2,187,607	50,338	0
PIMCO RAE Low Volatility PLUS Fund	581,841	5,359	(476,058)	(15,157)	2,747	98,732	2,060	3,298
PIMCO RAE Low Volatility PLUS International Fund	1,268,387	123,493	(378,469)	(15,887)	(82,942)	914,582	45,669	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	1,028,342	104,142	(638,588)	(100,442)	25,236	418,690	8,032	0
PIMCO RAE Worldwide Long/Short PLUS Fund	1,964,919	259,688	(847,980)	(83,453)	(50,197)	1,242,977	61,854	0
PIMCO Real Return Asset Fund	1,950,551	118,860	(887,299)	(60,645)	(33,662)	1,087,805	32,001	0
PIMCO Real Return Fund	393,004	6,622	(383,997)	(30,572)	14,943	0	2,487	0
PIMCO RealEstateRealReturn Strategy Fund	693,919	41,687	(381,401)	(39,038)	(16,029)	299,138	40,786	0
PIMCO Senior Floating Rate Fund	846,666	29,833	(559,623)	(12,004)	(13,613)	291,259	22,953	0
PIMCO Short-Term Floating NAV Portfolio III	1,819	175,607	(177,200)	(5)	(1)	220	7	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	0	523,441	0	0	11,983	535,424	203	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	47,524	0	0	4,032	51,556	0	0
PIMCO Total Return Fund	313,137	326,461	(374,161)	(12,624)	(15,897)	236,916	11,887	16,636
PIMCO TRENDS Managed Futures Strategy Fund	60,737	4,118	(203)	(1)	(7,229)	57,422	3,920	198
PIMCO Unconstrained Bond Fund	826,719	30,828	(458,641)	(13,897)	(34,975)	350,034	30,829	0
Totals	$30,081,220	$19,634,833	$(27,939,332)	$(1,621,376)	$(747,160)	$19,408,185	$915,431	$63,284
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 14, 2015, the Fund was liquidated.

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PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$710,090	$234,841	$(437,904)	$(251,575)	$194,980	$450,432	$6,526	$0
PIMCO CommodityRealReturn Strategy Fund®	579,480	13,149	(391,195)	(153,445)	91,698	139,687	13,149	0
PIMCO Credit Absolute Return Fund	174,091	3,201	(168,888)	(13,687)	5,283	0	2,862	338
PIMCO Diversified Income Fund	5,756	41,666	(13,614)	(550)	(2,294)	30,964	2,347	0
PIMCO Emerging Local Bond Fund	1,877,347	65,279	(873,330)	(430,833)	250,386	888,849	65,280	0
PIMCO Emerging Markets Bond Fund	75,677	19,000	(86,917)	(1,733)	(6,027)	0	3,330	0
PIMCO Emerging Markets Corporate Bond Fund	30,157	1,031	(28,335)	(4,686)	1,833	0	1,047	0
PIMCO Emerging Markets Currency Fund	2,018,947	82,626	(917,823)	(168,859)	75,573	1,090,464	39,867	0
PIMCO EqS Pathfinder Fund®*	207,118	0	(217,634)	12,604	(2,088)	0	0	0
PIMCO EqS® Long/Short Fund	112,899	779	(108,782)	18,176	(23,058)	14	0	780
PIMCO Floating Income Fund	25,342	10,701	(33,437)	(1,238)	(1,368)	0	1,206	0
PIMCO Foreign Bond Fund (Unhedged)	79,042	853	(76,102)	(11,892)	8,099	0	853	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	19,079	0	(1)	0	(638)	18,440	43	0
PIMCO Global Advantage® Strategy Bond Fund	28,626	117,928	(139,231)	(7,618)	295	0	2,106	0
PIMCO Government Money Market Fund	150,004	9,919,196	(10,008,473)	0	0	60,727	15	0
PIMCO High Yield Fund	533,801	330,024	(492,226)	(29,832)	8,722	350,489	20,852	2,402
PIMCO High Yield Spectrum Fund	807,044	50,916	(187,057)	(14,848)	(52,830)	603,225	50,569	346
PIMCO Income Fund	1,439,537	134,321	(838,012)	55,547	(102,159)	689,234	71,069	708
PIMCO Investment Grade Corporate Bond Fund	360,809	78,412	(173,168)	(6,012)	(12,209)	247,832	15,548	1,999
PIMCO Long Duration Total Return Fund	46,076	132,924	(149,881)	(7,133)	(4,018)	17,968	5,925	3,503
PIMCO Long-Term Credit Fund	36,552	89,466	(93,238)	(7,401)	(6,265)	19,114	8,549	1,992
PIMCO Long-Term U.S. Government Fund	620	269	(629)	(199)	(61)	0	270	0
PIMCO Low Duration Active Exchange-Traded Fund	55,061	0	(53,995)	(853)	(213)	0	1,046	112
PIMCO Low Duration Fund	131,208	3,813,842	(3,861,613)	(5,092)	10	78,355	4,655	0
PIMCO Money Market Fund	0	2,891,082	(2,891,082)	0	0	0	38	0
PIMCO Mortgage Opportunities Fund	133,738	4,041	(58,118)	1,151	(2,868)	77,944	4,041	0

ANNUAL REPORT	MARCH 31, 2016	43

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Fundamental Advantage PLUS Fund	$1,005,298	$206,561	$(996,606)	$(66,285)	$3,186	$152,154	$29,946	$0
PIMCO RAE Fundamental Emerging Markets Fund	0	167,042	0	0	18,921	185,963	0	0
PIMCO RAE Fundamental PLUS EMG Fund	1,109,897	5,000	(298,470)	(19,499)	(137,025)	659,903	0	0
PIMCO RAE Fundamental PLUS Fund	95,608	3,677	(84,767)	(21,862)	7,344	0	2,187	1,490
PIMCO RAE Fundamental PLUS International Fund	461,394	61,527	(241,853)	(60,249)	13,987	234,806	8,255	0
PIMCO RAE Fundamental PLUS Small Fund	147,233	15,781	(127,963)	(20,298)	(14,753)	0	3,668	12,113
PIMCO RAE Low Volatility PLUS EMG Fund	1,815,299	73,540	(425,897)	(43,412)	(235,258)	1,184,272	29,400	0
PIMCO RAE Low Volatility PLUS Fund	440,915	4,471	(290,667)	(12,231)	5,483	147,971	1,693	2,778
PIMCO RAE Low Volatility PLUS International Fund	1,165,243	43,665	(618,797)	(28,101)	(49,021)	512,989	33,393	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	719,388	4,451	(563,567)	(74,788)	36,643	122,127	4,451	0
PIMCO RAE Worldwide Long/Short PLUS Fund	1,180,521	146,266	(654,714)	(63,698)	(19,608)	588,767	32,499	0
PIMCO Real Return Asset Fund	1,063,371	38,852	(737,489)	(55,984)	(14,262)	294,488	15,961	0
PIMCO Real Return Fund	252,976	1,859	(245,287)	(19,649)	10,101	0	1,402	0
PIMCO RealEstateRealReturn Strategy Fund	446,692	24,832	(238,580)	(19,478)	(15,004)	198,462	24,831	0
PIMCO Senior Floating Rate Fund	1,163,808	25,492	(873,710)	(19,099)	(8,387)	288,104	25,492	0
PIMCO Short-Term Floating NAV Portfolio III	497	101,908	(101,290)	1	0	1,116	9	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	0	279,672	(5,046)	(296)	6,604	280,934	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	53,272	0	0	3,687	56,959	0	0
PIMCO StocksPLUS® Short Fund	3,320,501	149,271	(1,625,097)	(911,594)	696,320	1,629,401	102,685	0
PIMCO Total Return Fund	248,166	319,610	(454,570)	(15,176)	(6,085)	91,945	6,857	12,052
PIMCO TRENDS Managed Futures Strategy Fund	55,120	3,750	0	0	(6,586)	52,284	3,569	180
PIMCO Unconstrained Bond Fund	568,730	17,538	(423,958)	(13,147)	(16,512)	132,651	17,538	0
Totals	$24,898,758	$19,783,584	$(31,309,013)	$(2,494,853)	$700,558	$11,579,034	$665,029	$40,793
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.
*	Effective July 14, 2015, the Fund was liquidated.

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March 31, 2016

(b) Investments in Securities

Exchange-Traded Funds  Certain Funds (and certain Underlying PIMCO Funds) may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of March 31, 2016, the agreement comprises a term-loan tranche.

The amount outstanding under the term-loan tranche is $3,035,000,000, which terminates on September 26, 2016 of which 100% has been utilized as of period end. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of March 31, 2016 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. As of March 31, 2016, the AAAA Fund was paying an average weighted rate of interest of 1.2985%. Interest, Program facility and upfront fees paid by the AAAA Fund in relation to the borrowings are included in interest expense in the Statements of Operations. All of the AAAA Fund’s securities are pledged as collateral under the agreement.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2016 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility and Upfront Fees	Oustanding Principal as of 03/31/2016
$5,099,451	$5,099,451	$58,889	$7,441	$3,035,000

(b) Repurchase Agreements  Certain Funds (and certain Underlying PIMCO Funds) may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and

ANNUAL REPORT	MARCH 31, 2016	45

Notes to Financial Statements (Cont.)

a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s (or Underlying PIMCO Fund’s) custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund (or Underlying PIMCO Fund) may pay a fee for the receipt of collateral, which may result in interest expense to the Fund (or Underlying PIMCO Fund).

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Underlying PIMCO Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The NAV of each Fund will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

Certain Fund’s investment performance depends upon how each Fund’s assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund (or Underlying PIMCO Funds) will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying

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March 31, 2016

PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Underlying Funds) may lose money if these changes are not anticipated by the Fund’s (or Underlying Funds’) management. A Fund (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Underlying PIMCO Funds) to lose value. If a Fund (or Underlying PIMCO Funds) lost enough value, the Fund (or Underlying PIMCO Funds) could face increased shareholder redemptions, which could force the Fund (or Underlying PIMCO Funds) to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund (or Underlying PIMCO Funds).

To the extent that a Fund (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia, the Fund (or Underlying PIMCO Funds) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that

ANNUAL REPORT	MARCH 31, 2016	47

Notes to Financial Statements (Cont.)

those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Underlying PIMCO Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Fund (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to

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the Funds (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Funds). A Fund (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Funds) subsequently decreases, the Fund (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

ANNUAL REPORT	MARCH 31, 2016	49

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

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March 31, 2016

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.05%	0.20%	0.30%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	N/A	0.20%	0.25%
(1)

PIMCO has contractually agreed, through July 31, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under

ANNUAL REPORT	MARCH 31, 2016	51

Notes to Financial Statements (Cont.)

the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%
	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the

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March 31, 2016

audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2016, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2016, to reduce the AAAA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at March 31, 2016 were $135,891,455 and $51,899,831, respectively, in the PIMCO All Asset and AAAA Funds.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2016, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO All Asset Fund	$41,942
PIMCO All Asset All Authority Fund	12,518

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

ANNUAL REPORT	MARCH 31, 2016	53

Notes to Financial Statements (Cont.)

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$9,794,631	$18,101,599
PIMCO All Asset All Authority Fund	0	0	6,871,396	18,308,167
†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund						PIMCO All Asset All Authority Fund
	Year Ended 03/31/2016		Year Ended 03/31/2015				Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	234,204	$2,551,228	464,138		$5,660,139		175,755	$1,488,292	336,971	$3,307,403
Class P	22,263	240,559	58,817		719,429		33,711	283,944	166,802	1,675,586
Administrative Class	4,165	45,557	7,580		92,855		0	0	0	0
Class D	8,565	93,833	15,852		192,799		12,192	101,334	28,002	276,679
Class A	11,755	125,862	23,386	^	285,708	^	13,493	111,624	35,151	349,231
Class B	0	0	31		378		0	0	0	0
Class C	5,106	54,685	12,483		151,766		6,282	52,036	21,337	211,408
Class R	893	9,582	1,758		21,411		0	0	0	0

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2016

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Year Ended 03/31/2016		Year Ended 03/31/2015		Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions
Institutional Class	65,640	$696,545	90,355	$1,078,799	45,006	$362,737	67,399	$638,072
Class P	1,942	20,788	3,591	42,890	5,585	45,350	12,820	121,324
Administrative Class	945	10,095	1,588	18,985	0	0	0	0
Class D	1,404	14,983	2,593	30,973	2,344	18,911	5,181	48,898
Class A	2,694	28,701	4,818	57,684	4,643	37,468	9,282	88,358
Class B	0	0	7	89	0	0	0	0
Class C	1,942	20,559	3,645	43,320	4,647	37,349	8,714	82,235
Class R	254	2,679	402	4,780	0	0	0	0

Cost of shares redeemed
Institutional Class	(888,388)	(9,537,503)	(607,991)	(7,374,036)	(691,249)	(5,721,688)	(714,688)	(6,886,731)
Class P	(79,409)	(858,630)	(60,369)	(729,836)	(212,086)	(1,781,284)	(285,423)	(2,750,911)
Administrative Class	(19,386)	(216,132)	(9,412)	(114,350)	0	0	0	0
Class D	(37,854)	(406,858)	(28,884)	(349,423)	(62,426)	(521,402)	(73,244)	(706,072)
Class A	(59,466)	(642,044)	(63,232)	(774,332)	(98,834)	(826,268)	(209,973)	(2,086,999)
Class B	0	0	(1,108)^	(13,806)^	0	0	0	0
Class C	(54,611)	(589,572)	(41,193)	(497,767)	(105,947)	(890,805)	(141,893)	(1,378,911)
Class R	(3,670)	(39,472)	(4,062)	(49,151)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(781,012)	$(8,374,555)	(125,207)	$(1,500,696)	(866,884)	$(7,202,402)	(733,562)	$(7,010,430)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	At the NYSE Close on March 25, 2015, 192 Class B shares in the amount of $2,264 converted into Class A shares of the Fund.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

ANNUAL REPORT	MARCH 31, 2016	55

Notes to Financial Statements (Cont.)

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund, through the underlying PIMCO Funds, will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in the Subsidiaries of the Underlying PIMCO Funds.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2016

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO All Asset Fund	$2,672	$0	$(2,732,406)	$0	$(2,337,496)	$0	$0
PIMCO All Asset All Authority Fund	0	0	(2,332,181)	0	(4,259,108)	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Adjusted for open wash sale loss deferrals and return of capital distributions from underlying funds for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†).

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	3/31/2017	3/31/2018	3/31/2019
PIMCO All Asset Fund	$0	$798,744	$0
PIMCO All Asset All Authority Fund	0	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO All Asset Fund	$667,054	$871,698
PIMCO All Asset All Authority Fund	1,384,699	2,874,409

ANNUAL REPORT	MARCH 31, 2016	57

Notes to Financial Statements (Cont.)

March 31, 2016

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO All Asset Fund	$22,140,592	$214,173	$(2,946,580)	$(2,732,407)
PIMCO All Asset All Authority Fund	13,912,348	121,211	(2,453,392)	(2,332,181)
(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and return of capital distributions from underlying funds for federal income tax purposes.

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2016			March 31, 2015
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO All Asset Fund	$880,043	$0	$0	$1,442,009	$0	$0
PIMCO All Asset All Authority Fund	559,075	0	0	1,121,008	0	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (PIMCO All Asset All Authority Fund) and the financial highlights present fairly, in all material respects, the financial position of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (two series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations and the cash flows for PIMCO All Asset All Authority Fund for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

ANNUAL REPORT	MARCH 31, 2016	59

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only)  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset Fund	0.00%	0.00%	$880,043	$0
PIMCO All Asset All Authority Fund	0.00%	0.00%	555,448	0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	MARCH 31, 2016	61

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169

Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds:

Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2016	63

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2016	65

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3010AR_033116

PIMCO Funds

Annual Report

March 31, 2016

PIMCO CommodityRealReturn Strategy Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond

ANNUAL REPORT	MARCH 31, 2016	3

Chairman’s Letter (Cont.)

segment outperformed, despite negative credit headlines surrounding the Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

The PIMCO CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between the Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. The Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	02/14/03	11/29/02	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements.

ANNUAL REPORT	MARCH 31, 2016	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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ANNUAL REPORT	MARCH 31, 2016	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	(20.32)%	(13.67)%	(4.32)%	2.33%
PIMCO CommodityRealReturn Strategy Fund® Class P	(20.42)%	(13.76)%	(4.41)%	2.23%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	(20.43)%	(13.89)%	(4.56)%	2.08%
PIMCO CommodityRealReturn Strategy Fund® Class D	(20.69)%	(14.05)%	(4.77)%	1.85%
PIMCO CommodityRealReturn Strategy Fund® Class A	(20.74)%	(14.08)%	(4.79)%	1.83%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	(25.05)%	(15.05)%	(5.32)%	1.42%
PIMCO CommodityRealReturn Strategy Fund® Class C	(21.31)%	(14.71)%	(5.48)%	1.09%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	(22.06)%	(14.71)%	(5.48)%	1.09%
PIMCO CommodityRealReturn Strategy Fund® Class R	(20.97)%	(14.28)%	(5.15)%	1.38%
Bloomberg Commodity Index Total Return	(19.56)%	(14.15)%	(6.16)%	(0.39)%
Lipper Commodities General Funds Average	(18.04)%	(14.07)%	(7.61)%	(2.57)%*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.94% for Institutional Class shares, 1.04% for Class P shares, 1.19% for Administrative Class shares, 1.39% for Class D shares, 1.39% for Class A shares, 2.14% for Class C shares, and 1.64% for Class R shares.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	Class P - PCRPX	Administrative Class - PCRRX	Class D - PCRDX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown†

U.S. Treasury Obligations	69.9%
Sovereign Issues	10.6%
Short-Term Instruments‡	9.3%
Corporate Bonds & Notes	3.8%
Non-Agency Mortgage-Backed Securities	3.3%
Other	3.1%

†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.
‡	Includes Central Funds used for Cash Management Purposes.

Investment Objective and Strategy Overview

»

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products.

»

The Fund seeks to outperform the Bloomberg Commodity Index Total Return by actively managing its commodity exposure, by holding U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral and by actively managing this collateral portfolio.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to commodities detracted from absolute performance, as commodities posted losses.

»	An underweight to U.K. duration (or sensitivity to changes in market interest rates) detracted from relative performance, as yields across most maturities fell.

»	An underweight to U.S. nominal duration expressed via interest rate swaps detracted from relative performance, as interest rate swap yields fell across most maturities.
»	An underweight to the euro detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»

The Fund’s construction, which utilizes 1-5 Year U.S. TIPS as collateral, benefited relative performance, as 1-5 Year U.S. TIPS outperformed the U.S. Treasury bill collateral rate embedded in the Bloomberg Commodity Total Return Index.

»

An underweight to long-term U.K. breakeven inflation spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) benefited relative performance, as 30-year breakeven inflation spreads fell.

ANNUAL REPORT	MARCH 31, 2016	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share class is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$908.60	$4.91	$1,000.00	$1,019.85	$5.20	1.03%
Class P	1,000.00	908.10	5.39	1,000.00	1,019.35	5.70	1.13
Administrative Class	1,000.00	907.90	6.11	1,000.00	1,018.60	6.46	1.28
Class D	1,000.00	907.20	7.06	1,000.00	1,017.60	7.47	1.48
Class A	1,000.00	905.70	7.05	1,000.00	1,017.60	7.47	1.48
Class C	1,000.00	903.70	10.61	1,000.00	1,013.85	11.23	2.23
Class R	1,000.00	904.80	8.24	1,000.00	1,016.35	8.72	1.73

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Description

Bloomberg Commodity Index Total Return

Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Selected Per Share Data for the Year:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)
Institutional Class
03/31/2016~	$8.50	$0.16	$(1.91)	$(1.75)	$(0.33)	$0.00	$0.00
03/31/2015~	11.82	(0.02)	(3.26)	(3.28)	(0.04)	0.00	0.00
03/31/2014~	13.14	0.10	(1.14)	(1.04)	(0.04)	(0.18)	(0.06)
03/31/2013~	13.38	0.10	0.10	0.20	(0.30)	(0.14)	0.00
03/31/2012~	19.38	0.30	(2.34)	(2.04)	(3.60)	(0.36)	0.00
Class P
03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00
03/31/2015~	11.78	(0.02)	(3.24)	(3.26)	(0.04)	0.00	0.00
03/31/2014~	13.12	0.08	(1.14)	(1.06)	(0.04)	(0.18)	(0.06)
03/31/2013~	13.36	0.06	0.12	0.18	(0.28)	(0.14)	0.00
03/31/2012~	19.36	0.30	(2.36)	(2.06)	(3.58)	(0.36)	0.00
Administrative Class
03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00
03/31/2015~	11.64	(0.06)	(3.18)	(3.24)	(0.04)	0.00	0.00
03/31/2014~	12.96	0.08	(1.14)	(1.06)	(0.02)	(0.18)	(0.06)
03/31/2013~	13.18	0.04	0.12	0.16	(0.24)	(0.14)	0.00
03/31/2012~	19.16	0.30	(2.38)	(2.08)	(3.54)	(0.36)	0.00
Class D
03/31/2016~	8.36	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00
03/31/2015~	11.64	(0.04)	(3.22)	(3.26)	(0.02)	0.00	0.00
03/31/2014~	12.98	0.04	(1.12)	(1.08)	(0.02)	(0.18)	(0.06)
03/31/2013~	13.16	0.04	0.08	0.12	(0.16)	(0.14)	0.00
03/31/2012~	19.12	0.24	(2.32)	(2.08)	(3.52)	(0.36)	0.00
Class A
03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00
03/31/2015~	11.62	(0.02)	(3.24)	(3.26)	(0.02)	0.00	0.00
03/31/2014~	12.96	0.04	(1.12)	(1.08)	(0.02)	(0.18)	(0.06)
03/31/2013~	13.12	0.06	0.08	0.14	(0.16)	(0.14)	0.00
03/31/2012~	19.08	0.24	(2.32)	(2.08)	(3.52)	(0.36)	0.00

Please see footnotes on page 16.

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.33)	$6.42	(20.32)%	$4,073,061	0.93%		1.08%		0.74%		0.89%		2.07%	111%
(0.04)	8.50	(27.79)	7,735,400	0.79		0.94		0.74		0.89		(0.24)	123
(0.28)	11.82	(7.76)	10,213,578	0.76		0.90		0.74		0.88		0.77	49
(0.44)	13.14	1.46	13,990,917	0.78		0.91		0.74		0.87		0.81	57
(3.96)	13.38	(10.98)	15,351,385	0.77		0.90		0.74		0.87		1.80	177

(0.33)	6.40	(20.42)	524,203	1.03		1.18		0.84		0.99		1.96	111
(0.04)	8.48	(27.75)	968,672	0.89		1.04		0.84		0.99		(0.25)	123
(0.28)	11.78	(7.97)	1,475,090	0.86		1.00		0.84		0.98		0.75	49
(0.42)	13.12	1.37	2,165,674	0.88		1.01		0.84		0.97		0.47	57
(3.94)	13.36	(11.10)	1,320,378	0.87		1.00		0.84		0.97		1.80	177

(0.32)	6.31	(20.43)	162,090	1.18		1.33		0.99		1.14		1.55	111
(0.04)	8.36	(27.97)	211,832	1.04		1.19		0.99		1.14		(0.54)	123
(0.26)	11.64	(7.99)	279,586	1.01		1.15		0.99		1.13		0.66	49
(0.38)	12.96	1.18	608,202	1.03		1.16		0.99		1.12		0.34	57
(3.90)	13.18	(11.25)	418,468	1.02		1.15		0.99		1.12		1.80	177

(0.31)	6.30	(20.69)	281,238	1.38		1.53		1.19		1.34		1.52	111
(0.02)	8.36	(28.03)	420,617	1.24		1.39		1.19		1.34		(0.48)	123
(0.26)	11.64	(8.21)	679,119	1.21		1.35		1.19		1.33		0.37	49
(0.30)	12.98	0.97	1,059,015	1.23		1.36		1.19		1.32		0.33	57
(3.88)	13.16	(11.32)	1,086,195	1.22	(c)	1.35	(c)	1.19	(c)	1.32	(c)	1.45	177

(0.31)	6.28	(20.74)	311,023	1.38		1.53		1.19		1.34		1.48	111
(0.02)	8.34	(28.12)	465,278	1.24		1.39		1.19		1.34		(0.24)	123
(0.26)	11.62	(8.22)	986,197	1.21		1.35		1.19		1.33		0.37	49
(0.30)	12.96	1.02	1,757,498	1.23		1.36		1.19		1.32		0.47	57
(3.88)	13.12	(11.34)	2,264,191	1.22	(c)	1.35	(c)	1.19	(c)	1.32	(c)	1.44	177

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2016	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

Selected Per Share Data for the Year:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)
Class C
03/31/2016~	$8.02	$0.06	$(1.78)	$(1.72)	$(0.28)	$0.00	$0.00
03/31/2015~	11.22	(0.12)	(3.08)	(3.20)	(0.00)^	0.00	0.00
03/31/2014~	12.60	(0.04)	(1.12)	(1.16)	(0.00)^	(0.18)	(0.04)
03/31/2013~	12.78	(0.04)	0.08	0.04	(0.08)	(0.14)	0.00
03/31/2012~	18.72	0.10	(2.28)	(2.18)	(3.40)	(0.36)	0.00
Class R
03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00
03/31/2015~	11.44	(0.10)	(3.12)	(3.22)	(0.02)	0.00	0.00
03/31/2014~	12.78	(0.02)	(1.06)	(1.08)	(0.04)	(0.18)	(0.04)
03/31/2013~	13.00	(0.04)	0.14	0.10	(0.18)	(0.14)	0.00
03/31/2012~	18.96	0.12	(2.22)	(2.10)	(3.50)	(0.36)	0.00

^	Reflects an amount rounding to less than one cent.
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.28)	$6.02	(21.31)%	$115,569	2.13%		2.28%		1.94%		2.09%		0.87%	111%
(0.00)^	8.02	(28.52)	210,994	1.99		2.14		1.94		2.09		(1.09)	123
(0.22)	11.22	(9.03)	421,498	1.96		2.10		1.94		2.08		(0.34)	49
(0.22)	12.60	0.37	746,739	1.98		2.11		1.94		2.07		(0.37)	57
(3.76)	12.78	(12.11)	896,713	1.97	(c)	2.10	(c)	1.94	(c)	2.07	(c)	0.68	177

(0.30)	6.16	(20.97)	48,171	1.63		1.78		1.44		1.59		1.03	111
(0.02)	8.20	(28.25)	50,491	1.49		1.64		1.44		1.59		(1.05)	123
(0.26)	11.44	(8.38)	54,824	1.46		1.60		1.44		1.58		(0.20)	49
(0.32)	12.78	0.69	29,625	1.48		1.61		1.44		1.57		(0.28)	57
(3.86)	13.00	(11.54)	11,144	1.47	(c)	1.60	(c)	1.44	(c)	1.57	(c)	0.77	177

ANNUAL REPORT	MARCH 31, 2016	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$7,667,388
Investments in Affiliates	750,688
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,973
Over the counter	104,983
Cash	3,518
Deposits with counterparty	16,908
Foreign currency, at value	11,733
Receivable for investments sold	25,721
Receivable for investments sold on a delayed-delivery basis	3,244
Receivable for TBA investments sold	98,181
Receivable for Fund shares sold	6,000
Interest and/or dividends receivable	19,954
Dividends receivable from Affiliates	372
Reimbursement receivable from PIMCO	885
Other assets	6
Total Assets	8,717,554

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,713,347
Payable for sale-buyback transactions	19,817
Payable for short sales	2,098
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,728
Over the counter	114,315
Payable for investments purchased	14,027
Payable for investments in Affiliates purchased	372
Payable for investments purchased on a delayed-delivery basis	1,622
Payable for TBA investments purchased	231,560
Deposits from counterparty	76,413
Payable for Fund shares redeemed	12,084
Accrued investment advisory fees	2,810
Accrued supervisory and administrative fees	1,542
Accrued distribution fees	177
Accrued servicing fees	100
Other liabilities	187
Total Liabilities	3,202,199

Net Assets	$5,515,355

Net Assets Consist of:
Paid in capital	$6,123,402
(Overdistributed) net investment income	(44,656)
Accumulated undistributed net realized (loss)	(567,358)
Net unrealized appreciation	3,967
$5,515,355

Cost of investments in securities	$7,607,092
Cost of investments in Affiliates	$750,501
Cost of foreign currency held	$11,643
Proceeds received on short sales	$2,089
Cost or premiums of financial derivative instruments, net	$(5,505)

* Includes repurchase agreements of:	$4,014

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

Net Assets:
Institutional Class	$4,073,061
Class P	524,203
Administrative Class	162,090
Class D	281,238
Class A	311,023
Class C	115,569
Class R	48,171
Shares Issued and Outstanding:
Institutional Class	634,640
Class P	81,920
Administrative Class	25,698
Class D	44,666
Class A	49,497
Class C	19,206
Class R	7,816
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$6.42
Class P	6.40
Administrative Class	6.31
Class D	6.30
Class A	6.28
Class C	6.02
Class R	6.16

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2016	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2016
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$221,997
Dividends	1,044
Dividends from Investments in Affiliates	1,555
Total Income	224,596

Expenses:
Investment advisory fees	45,068
Supervisory and administrative fees	24,782
Distribution and/or servicing fees - Administrative Class	488
Distribution and/or servicing fees - Class D	853
Distribution fees - Class C	1,202
Distribution fees - Class R	124
Servicing fees - Class A	948
Servicing fees - Class C	400
Servicing fees - Class R	124
Trustee fees	45
Interest expense	14,577
Miscellaneous expense	34
Total Expenses	88,645
Waiver and/or Reimbursement by PIMCO	(11,392)
Net Expenses	77,253

Net Investment Income	147,343

Net Realized Gain (Loss):
Investments in securities	(290,235)
Investments in Affiliates	(669)
Exchange-traded or centrally cleared financial derivative instruments	(130,927)
Over the counter financial derivative instruments	(1,446,365)
Foreign currency	3,750

Net Realized (Loss)	(1,864,446)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	172,342
Investments in Affiliates	182
Exchange-traded or centrally cleared financial derivative instruments	(7,601)
Over the counter financial derivative instruments	(252,645)
Foreign currency assets and liabilities	(138)

Net Change in Unrealized (Depreciation)	(87,860)

Net (Decrease) in Net Assets Resulting from Operations	$(1,804,963)

* Foreign tax withholdings	$8

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015
(Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$147,343	$(35,909)
Net realized (loss)	(1,864,446)	(3,812,751)
Net change in unrealized (depreciation)	(87,860)	(138,286)

Net (Decrease) in Net Assets Resulting from Operations	(1,804,963)	(3,986,946)

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(290,317)	(41,758)
Class P	(39,164)	(5,129)
Administrative Class	(10,411)	(708)
Class D	(16,793)	(1,255)
Class A	(19,123)	(1,101)
Class B	0	(0)^
Class C	(7,410)	(1)
Class R	(2,494)	(54)

Total Distributions	(385,712)	(50,006)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(2,357,254)	(19,478)

Total (Decrease) in Net Assets	(4,547,929)	(4,056,430)

Net Assets:
Beginning of year	10,063,284	14,119,714
End of year*	$5,515,355	$10,063,284

*Including undistributed (overdistributed) net investment income of:	$(44,656)	$22,488

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 13 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2016	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2016 (Amounts in thousands)
Cash Flows Provided by Operating Activities:
Net (decrease) in net assets resulting from operations	$(1,804,963)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(11,983,955)
Proceeds from sales of long-term securities	16,826,003
Proceeds from sales of short-term portfolio investments, net	1,158,315
Decrease in deposits with counterparty	45,013
Decrease in receivable for investments sold	594,735
Decrease in interest and/or dividends receivable	24,658
(Increase) in dividends receivable from Affiliates	(358)
Payments on exchange-traded or centrally cleared financial derivative instruments	(134,270)
Payments on over the counter financial derivative instruments	(1,461,822)
Decrease in reimbursement receivable from PIMCO	239
(Increase) in other assets	(8)
Increase in payable for investments purchased	179,989
(Decrease) in deposits from counterparty	(284,156)
(Decrease) in accrued investment advisory fees	(2,121)
(Decrease) in accrued supervisory and administrative fees	(1,166)
(Decrease) in accrued distribution fees	(103)
(Decrease) in accrued servicing fees	(53)
(Decrease) in accrued taxes payable	(7)
Payments on short sales transactions, net	(272,714)
Proceeds from foreign currency transactions	4,579
Increase in other liabilities	27
Net Realized (Gain) Loss
Investments in securities	290,235
Investments in Affiliates	669
Exchange-traded or centrally cleared financial derivative instruments	130,927
Over the counter financial derivative instruments	1,446,365
Foreign currency	(3,750)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(172,342)
Investments in Affiliates	(182)
Exchange-traded or centrally cleared financial derivative instruments	7,601
Over the counter financial derivative instruments	252,645
Foreign currency assets and liabilities	138
Net amortization (accretion) on investments	101,029
Net Cash Provided by Operating Activities	4,941,197

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	3,351,777
Payments on shares redeemed	(6,508,438)
(Decrease) in overdraft due to custodian	(29)
Cash dividend paid*	(33,896)
Proceeds from reverse repurchase agreements	36,421,151
Payments on reverse repurchase agreements	(36,753,991)
Proceeds from sale-buyback transactions	13,201,228
Payments on sale-buyback transactions	(14,627,926)
Proceeds from deposits from counterparty	94,530
Payments on deposits from counterparty	(88,059)
Net Cash (Used for) Financing Activities	(4,943,653)

Net (Decrease) in Cash and Foreign Currency	(2,456)

Cash and Foreign Currency:
Beginning of year	17,707
End of year	$15,251
* Reinvestment of distributions	$351,816

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$11,635

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.0%

BANK LOAN OBLIGATIONS 0.0%
Valeant Pharmaceuticals International, Inc.
4.000% due 04/01/2022		$99	$94

Total Bank Loan Obligations (Cost $93)			94

CORPORATE BONDS & NOTES 5.8%

BANKING & FINANCE 4.9%
Ayt Cedulas Cajas Global
0.013% due 02/22/2018	EUR	2,200	2,502
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)		4,300	4,826
Banco Santander S.A.
6.250% due 09/11/2021 (d)		7,200	7,357
Barclays Bank PLC
7.625% due 11/21/2022		$1,600	1,723
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	5,500	5,561
8.000% due 12/15/2020 (d)		3,700	4,084
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$17,700	19,447
BPCE S.A.
4.625% due 07/11/2024		74,800	73,374
Citigroup, Inc.
2.650% due 10/26/2020		6,500	6,571
Corp. Andina de Fomento
3.950% due 10/15/2021 (c)	MXN	78,943	4,617
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	6,900	7,687
7.875% due 01/23/2024 (d)		$400	380
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,100	1,053
3.800% due 09/15/2022		7,000	6,979
Eksportfinans ASA
2.375% due 05/25/2016		3,000	3,003
Ford Motor Credit Co. LLC
3.200% due 01/15/2021		36,900	37,789
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,400	3,422
Goldman Sachs Group, Inc.
1.834% due 09/15/2020		28,000	27,824
International Lease Finance Corp.
7.125% due 09/01/2018		3,100	3,387
Lloyds Bank PLC
1.750% due 05/14/2018		21,150	21,111
3.500% due 05/14/2025		1,850	1,917
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	5,000	6,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,000	$1,119
Navient Corp.
1.527% due 11/01/2016		$700	690
Rabobank Group
8.400% due 06/29/2017 (d)		100	106
Realkredit Danmark A/S
2.000% due 04/01/2017	DKK	22,200	3,459
Turkiye Garanti Bankasi A/S
3.124% due 04/20/2016		$15,700	15,724

			272,678

INDUSTRIALS 0.6%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	16,200	16,821
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$9,750	9,818
Numericable SFR S.A.
6.000% due 05/15/2022		1,700	1,666
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		2,640	3,055

			31,360

UTILITIES 0.3%
Ooredoo International Finance Ltd.
3.375% due 10/14/2016		1,000	1,012
5.000% due 10/19/2025		1,300	1,420
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	1,500	1,549
2.762% due 01/15/2019		$3,400	2,771
3.000% due 01/15/2019		1,200	1,031
3.002% due 03/17/2017		3,900	3,774
3.250% due 03/17/2017		1,000	984
3.250% due 04/01/2019	EUR	100	96
3.522% due 03/17/2020		$1,400	1,082
3.750% due 01/14/2021	EUR	200	179
4.250% due 10/02/2023		400	330
5.750% due 01/20/2020		$500	432
6.250% due 12/14/2026	GBP	800	802
6.625% due 01/16/2034		2,300	2,196

			17,658

Total Corporate Bonds & Notes (Cost $335,641)			321,696

U.S. GOVERNMENT AGENCIES 3.3%
Fannie Mae
0.563% due 03/25/2036		$290	279
0.878% due 02/25/2037		2,888	2,897
2.258% due 05/01/2035		231	244

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.480% due 05/01/2036	$38	$40
4.000% due 07/01/2019	1,895	1,974
Fannie Mae, TBA
3.000% due 04/01/2046 - 05/01/2046 †	133,000	136,292
Freddie Mac
0.666% due 02/15/2019	1,308	1,301
0.706% due 01/15/2037	13	14
2.485% due 06/01/2033	210	221
2.827% due 01/01/2034	312	331
Ginnie Mae
0.741% due 01/16/2031	16	16
NCUA Guaranteed Notes
0.888% due 10/07/2020	6,329	6,327
0.998% due 12/08/2020	34,597	34,663

Total U.S. Government Agencies (Cost $183,756)		184,599

U.S. TREASURY OBLIGATIONS 106.6%
U.S. Treasury Bonds
2.500% due 02/15/2046	100,410	97,920
3.000% due 05/15/2045 (f)†	1,370	1,478
3.000% due 11/15/2045 (f)(j)	33,300	35,964
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (h)(j)	7,728	7,730
0.125% due 04/15/2017 (f)(j)	626,861	634,260
0.125% due 04/15/2018 (f)	1,002,520	1,020,723
0.125% due 04/15/2019 (f)(h)(j)	190,488	194,686
0.125% due 04/15/2020	66,306	67,755
0.125% due 01/15/2022 †	51,288	52,117
0.125% due 01/15/2022 (f)	144,862	147,204
0.125% due 07/15/2022 †	1,030	1,049
0.125% due 01/15/2023 (j)	308	311
0.375% due 07/15/2023	18,425	19,006
0.375% due 07/15/2025 †	41,958	42,914
0.625% due 07/15/2021 (j)	4,425	4,650
0.625% due 07/15/2021 (f)†	735,777	773,184
0.625% due 01/15/2024 (f)	153,728	160,274
0.625% due 01/15/2026 (f)(j)	31,406	32,868
0.750% due 02/15/2042 (j)	4,718	4,592
0.750% due 02/15/2045 (j)	11,620	11,275
1.250% due 07/15/2020 (f)(h)(j)	329,761	354,841
1.375% due 07/15/2018 (h)	55,028	58,093
1.375% due 01/15/2020 (f)(h)	119,749	128,291
1.375% due 02/15/2044 (f)	114,011	127,970
1.375% due 02/15/2044 †	2,216	2,487
1.625% due 01/15/2018 (f)(h)(j)	168,946	176,734
1.875% due 07/15/2019 (f)(h)	160,330	174,413
1.875% due 07/15/2019 (h)†	332,856	362,094
2.125% due 01/15/2019 (h)†	346,143	373,879
2.125% due 02/15/2041 (j)	1,623	2,094
2.375% due 01/15/2017 (h)†	155,301	160,102
2.375% due 01/15/2025 (f)	127,301	151,779

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027		$18,596	$22,746
2.500% due 07/15/2016 (f)		292,097	297,480
2.500% due 07/15/2016 (h)†		44,248	45,064
2.500% due 01/15/2029 †		50,272	63,248
2.625% due 07/15/2017 (h)(j)		35,649	37,555
3.625% due 04/15/2028 (j)		762	1,050
3.875% due 04/15/2029		21,876	31,368

Total U.S. Treasury Obligations (Cost $5,801,382)			5,881,248

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.0%
Adjustable Rate Mortgage Trust
2.679% due 10/25/2035 ^		1,548	1,388
2.787% due 09/25/2035		1,946	1,605
American Home Mortgage Assets Trust
0.623% due 05/25/2046 ^		282	205
1.271% due 11/25/2046		7,232	3,463
American Home Mortgage Investment Trust
2.381% due 09/25/2045		821	790
Arran Residential Mortgages Funding PLC
1.261% due 11/19/2047	EUR	355	404
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$8,564	8,857
5.543% due 06/10/2049		5,704	5,845
5.741% due 02/10/2051		4,790	4,967
5.889% due 07/10/2044		287	287
Banc of America Funding Ltd.
0.701% due 10/03/2039		1,993	1,953
Banc of America Funding Trust
0.722% due 05/20/2035 ^		279	193
2.990% due 05/20/2036 ^		700	628
3.023% due 01/20/2047 ^		376	316
Banc of America Mortgage Trust
2.788% due 07/25/2035 ^		1,358	1,254
2.872% due 01/25/2035		24	24
3.069% due 03/25/2035		665	616
3.133% due 12/25/2034		1,748	1,742
6.500% due 09/25/2033		11	11
Banc of America Re-REMIC Trust
5.650% due 02/17/2051		6,978	7,057
BCAP LLC Trust
0.603% due 01/25/2037 ^		1,818	1,450
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 08/25/2035		1,262	1,268
2.660% due 02/25/2036 ^		673	564
2.862% due 10/25/2035		1,729	1,709
2.880% due 05/25/2033		49	49
2.929% due 03/25/2035		152	142
2.972% due 07/25/2034		625	611
3.137% due 01/25/2035		3,735	3,760
Bear Stearns ALT-A Trust
0.593% due 02/25/2034		1,034	907

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.746% due 09/25/2034	$696	$680
2.792% due 09/25/2035	585	489
Chase Mortgage Finance Trust
2.624% due 03/25/2037 ^	2,271	2,124
2.674% due 12/25/2035 ^	1,897	1,797
5.433% due 09/25/2036 ^	1,726	1,511
5.500% due 12/25/2022 ^	1,593	1,387
Citigroup Mortgage Loan Trust, Inc.
2.070% due 09/25/2035	316	306
2.430% due 09/25/2035	1,977	1,968
2.650% due 09/25/2035	2,151	2,149
2.660% due 05/25/2035	546	536
2.730% due 03/25/2036 ^	215	205
2.747% due 12/25/2035 ^	594	455
2.785% due 08/25/2035	826	806
2.870% due 10/25/2035 ^	2,109	2,083
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	525	453
Commercial Mortgage Trust
5.813% due 12/10/2049	3,360	3,490
Countrywide Alternative Loan Trust
0.603% due 05/25/2047	5,850	4,997
0.612% due 02/20/2047 ^	7,439	5,551
0.613% due 05/25/2047	2,885	2,278
0.627% due 12/20/2046 ^	621	461
0.643% due 07/25/2046	240	199
1.351% due 12/25/2035	900	757
2.753% due 11/25/2035 ^	574	465
5.500% due 10/25/2033	1,320	1,326
5.750% due 03/25/2037 ^	546	482
6.500% due 08/25/2032	790	789
Countrywide Home Loan Mortgage Pass-Through Trust
1.073% due 03/25/2035	99	83
2.595% due 04/20/2035	919	911
2.605% due 11/20/2034	392	368
2.690% due 09/25/2033	962	888
2.746% due 09/25/2047 ^	1,234	1,111
2.937% due 10/20/2035	466	423
5.500% due 11/25/2035 ^	220	211
5.500% due 04/25/2038	830	846
Countrywide Home Loan Reperforming REMIC Trust
0.773% due 06/25/2035	1,554	1,385
Credit Suisse First Boston Mortgage Securities Corp.
2.792% due 04/25/2034	1,981	1,965
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^	718	598
Deutsche ALT-B Securities, Inc.
0.533% due 10/25/2036 ^	194	122
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
2.739% due 06/26/2035	1,463	1,448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eurosail BV
1.358% due 10/17/2040	EUR	5,266	$5,831
First Horizon Mortgage Pass-Through Trust
2.750% due 10/25/2035		$436	426
5.000% due 10/25/2020		49	48
Gosforth Funding PLC
2.039% due 04/24/2047	GBP	1,492	2,147
GS Mortgage Securities Trust
5.162% due 12/10/2043		$5,000	5,612
5.560% due 11/10/2039		1,686	1,697
GSR Mortgage Loan Trust
2.741% due 11/25/2035 ^		443	368
2.805% due 11/25/2035 ^		2,913	2,629
2.914% due 09/25/2035		1,099	1,125
2.941% due 11/25/2035		1,494	1,434
HarborView Mortgage Loan Trust
0.612% due 07/19/2046 ^		9,272	5,362
0.652% due 05/19/2035		1,112	917
0.682% due 01/19/2036		2,581	1,752
4.296% due 08/19/2036 ^		535	476
HomeBanc Mortgage Trust
0.613% due 12/25/2036		618	544
0.703% due 10/25/2035		3,829	3,522
4.337% due 04/25/2037 ^		488	392
IndyMac Mortgage Loan Trust
0.613% due 07/25/2047		3,670	2,408
0.623% due 09/25/2046		5,949	4,880
2.763% due 10/25/2034		841	805
2.786% due 09/25/2035 ^		514	434
2.809% due 06/25/2035 ^		460	398
JPMorgan Chase Commercial Mortgage Securities Trust
3.853% due 06/15/2043		86	86
5.336% due 05/15/2047		101	103
5.440% due 06/12/2047		651	663
5.794% due 02/12/2051		8,395	8,725
JPMorgan Mortgage Trust
2.278% due 07/27/2037		696	648
2.319% due 06/25/2035		285	279
2.502% due 07/25/2035		245	241
2.503% due 06/25/2036		1,776	1,596
2.621% due 11/25/2035		581	549
2.667% due 07/25/2034		260	239
2.669% due 06/25/2035		620	611
2.759% due 07/25/2035		274	271
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		3,525	3,587
5.430% due 02/15/2040		2,048	2,092
5.866% due 09/15/2045		1,470	1,546
Luminent Mortgage Trust
0.597% due 12/25/2036		4,160	3,315
0.633% due 10/25/2046		1,292	1,096

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Marche Mutui SRL
0.175% due 02/25/2055	EUR	2,415	$2,708
0.245% due 10/27/2065		441	502
2.095% due 01/27/2064		5,184	5,947
MASTR Adjustable Rate Mortgages Trust
0.673% due 05/25/2037		$537	334
Merrill Lynch Alternative Note Asset Trust
0.733% due 03/25/2037		990	452
2.931% due 06/25/2037 ^		726	487
Merrill Lynch Mortgage Investors Trust
1.904% due 10/25/2035		2,046	1,982
2.476% due 12/25/2035		239	219
2.575% due 06/25/2035		939	912
2.579% due 05/25/2036		995	957
2.760% due 05/25/2034		426	420
2.849% due 09/25/2035 ^		373	336
Merrill Lynch Mortgage Trust
5.837% due 06/12/2050		499	499
Merrill Lynch Mortgage-Backed Securities Trust
3.093% due 04/25/2037 ^		2,334	1,989
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		2,112	2,190
Morgan Stanley Capital Trust
5.447% due 02/12/2044		3,470	3,528
5.610% due 04/15/2049		1,074	1,075
5.918% due 06/11/2049		9,377	9,727
Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045		2,743	2,809
5.794% due 08/15/2045		3,907	3,997
RBSSP Resecuritization Trust
2.350% due 12/26/2036		219	219
Residential Accredit Loans, Inc. Trust
0.733% due 08/25/2035		1,551	1,180
2.372% due 04/25/2035		267	249
3.272% due 08/25/2035 ^		563	290
4.262% due 02/25/2036 ^		525	386
Residential Asset Securitization Trust
5.000% due 08/25/2019		105	105
6.250% due 10/25/2036 ^		987	816
Residential Funding Mortgage Securities, Inc. Trust
3.034% due 06/25/2035		491	477
3.190% due 09/25/2035 ^		2,330	1,787
6.500% due 03/25/2032		567	587
Sequoia Mortgage Trust
1.132% due 10/19/2026		57	55
2.443% due 01/20/2047 ^		1,118	908
Structured Adjustable Rate Mortgage Loan Trust
0.753% due 10/25/2035		1,651	1,352
2.850% due 02/25/2036 ^		563	403
3.645% due 04/25/2035		3,836	3,650

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.623% due 06/25/2036	$570	$470
0.653% due 05/25/2046	4,480	2,425
0.682% due 07/19/2035	2,062	1,967
Vornado DP LLC Trust
4.004% due 09/13/2028	4,000	4,254
Wachovia Mortgage Loan Trust LLC
2.778% due 08/20/2035 ^	1,441	1,308
WaMu Mortgage Pass-Through Certificates Trust
1.091% due 01/25/2047 ^	4,128	3,178
1.111% due 04/25/2047	5,989	4,998
1.132% due 12/25/2046	1,736	1,462
1.331% due 06/25/2046	292	270
1.351% due 08/25/2046	950	780
1.551% due 11/25/2042	248	229
2.155% due 11/25/2046	1,212	1,078
2.432% due 09/25/2036 ^	2,566	2,318
2.472% due 02/25/2037 ^	4,299	3,841
2.497% due 09/25/2035	3,393	3,260
2.540% due 04/25/2035	2,500	2,473
5.884% due 08/25/2046 ^	4,042	3,673
Wells Fargo Mortgage-Backed Securities Trust
2.740% due 10/25/2035	2,006	1,949
2.749% due 09/25/2034	796	810
2.759% due 03/25/2036	362	357
2.812% due 04/25/2036	992	980
2.830% due 03/25/2036 ^	199	188
2.837% due 03/25/2036	436	431
2.837% due 03/25/2036 ^	4,456	4,161
2.841% due 06/25/2035	1,481	1,508
2.847% due 01/25/2035	843	821
2.853% due 04/25/2036	1,158	1,117
3.401% due 04/25/2036	1,958	1,796

Total Non-Agency Mortgage-Backed Securities (Cost $256,788)		274,658

ASSET-BACKED SECURITIES 1.3%
ACE Securities Corp. Home Equity Loan Trust
0.493% due 10/25/2036	46	24
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.213% due 05/25/2034	2,008	1,847
Asset-Backed Securities Corp. Home Equity Loan Trust
1.378% due 09/25/2034	1,517	1,397
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031	1,089	1,091
Bear Stearns Asset-Backed Securities Trust
1.433% due 10/25/2037	2,252	2,074
BlackRock Senior Income
0.864% due 04/20/2019	238	238
Citigroup Mortgage Loan Trust, Inc.
0.513% due 01/25/2037	92	55

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.686% due 04/25/2036		$614	$612
0.723% due 08/25/2036		2,400	2,150
4.382% due 04/25/2036		1,443	1,461
Countrywide Asset-Backed Certificates Trust
0.583% due 02/25/2037		2,320	2,247
Equity One Mortgage Pass-Through Trust
1.033% due 04/25/2034		44	36
GSAA Home Equity Trust
0.733% due 03/25/2037		1,145	675
GSAMP Trust
0.803% due 03/25/2047		2,500	1,575
HSI Asset Securitization Corp. Trust
0.703% due 02/25/2036		2,381	2,060
JPMorgan Mortgage Acquisition Trust
0.586% due 07/25/2036		24,291	23,283
Morgan Stanley ABS Capital, Inc. Trust
0.493% due 05/25/2037		1,145	692
1.138% due 07/25/2035		350	328
Morgan Stanley Home Equity Loan Trust
1.138% due 12/25/2034		161	162
Morgan Stanley Mortgage Loan Trust
0.793% due 04/25/2037		1,011	491
Mountain View Funding CLO Ltd.
0.882% due 04/15/2019		443	440
NovaStar Mortgage Funding Trust
0.903% due 01/25/2036		5,264	4,146
Option One Mortgage Loan Trust
1.233% due 02/25/2035		494	492
Park Place Securities, Inc.
1.123% due 05/25/2035		1,100	1,041
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.933% due 07/25/2035		500	495
1.408% due 10/25/2034		2,027	2,008
1.423% due 09/25/2034		977	922
Popular ABS Mortgage Pass-Through Trust
0.863% due 06/25/2035		3,503	3,423
Soundview Home Loan Trust
0.493% due 11/25/2036		603	196
0.573% due 12/25/2036		315	314
0.903% due 11/25/2035		15,000	12,439
Structured Asset Investment Loan Trust
0.793% due 10/25/2035		712	699

Total Asset-Backed Securities (Cost $65,247)			69,113

SOVEREIGN ISSUES 16.2%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,300	10,599

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Autonomous Community of Valencia
4.900% due 03/17/2020	EUR	5,800	$7,561
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (b)	BRL	249,800	67,214
0.000% due 10/01/2016 (b)		216,900	56,448
0.000% due 01/01/2017 (b)		455,200	114,813
Colombian TES
3.000% due 03/25/2033 (c)	COP	2,365,956	676
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,000	2,182
France Government International Bond
0.250% due 07/25/2018 (c)	EUR	205	243
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		64,307	77,603
2.350% due 09/15/2019 (c)		4,581	5,736
2.350% due 09/15/2024 (c)		23,605	31,399
2.550% due 09/15/2041 (c)		1,606	2,389
3.100% due 09/15/2026 (c)		3,135	4,517
Mexico Government International Bond
3.530% due 06/29/2017	MXN	96,400	5,622
4.500% due 12/04/2025 (c)		448,668	29,407
4.500% due 11/22/2035 (c)		351,533	23,139
4.750% due 06/14/2018		260,655	15,179
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	56,261	39,177
2.500% due 09/20/2035 (c)		3,936	2,854
5.500% due 04/15/2023		47,000	38,687
Republic of Germany
0.750% due 04/15/2018 (c)(f)	EUR	16,651	19,681
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	1,100,000	8,858
4.500% due 07/03/2017		480,000	3,865
4.750% due 04/17/2019	EUR	20,700	21,036
5.000% due 08/22/2016	JPY	1,120,000	9,342
Slovenia Government International Bond
5.250% due 02/18/2024		$1,800	2,020
United Kingdom Gilt
0.125% due 03/22/2024 (c)(f)	GBP	117,993	187,244
0.125% due 03/22/2044 (c)		26,001	49,611
0.125% due 03/22/2046 (c)		23,567	45,760
0.125% due 03/22/2058 (c)		1,072	2,441
0.125% due 03/22/2068 (c)		2,125	5,608
0.375% due 03/22/2062 (c)		483	1,272

Total Sovereign Issues (Cost $920,177)			892,183

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
GMAC Capital Trust
6.402% due 02/15/2040		428,250	10,497

Total Preferred Securities (Cost $10,706)			10,497

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

CERTIFICATES OF DEPOSIT 0.3%
Intesa Sanpaolo SpA
1.997% due 04/11/2016	$19,000	$19,001

REPURCHASE AGREEMENTS (e) 0.1%
		4,014

U.S. TREASURY BILLS 0.2%
0.164% due 04/07/2016 - 04/28/2016 (a)(b)(f)(j)†	10,286	10,285

Total Short-Term Instruments (Cost $33,302)		33,300

Total Investments in Securities (Cost $7,607,092)		7,667,388

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.6%

SHORT-TERM INSTRUMENTS 13.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.6%
PIMCO Short-Term Floating NAV Portfolio III	75,972,872	$750,688

Total Short-Term Instruments (Cost $750,501)		750,688

Total Investments in Affiliates (Cost $750,501)		750,688

Total Investments 152.6% (Cost $8,357,593)		$8,418,076

Financial Derivative Instruments (g)(i) (0.2%) (Cost or Premiums, net $(5,505))		(13,087)

Other Assets and Liabilities, net (52.4%)		(2,889,634)

Net Assets 100.0%		$5,515,355

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund I, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.500% †	03/31/2016	04/01/2016	$1,400	U.S. Treasury Notes 1.625% due 11/30/2020	$(1,436)	$1,400	$1,400
SSB	0.010 †	03/31/2016	04/01/2016	2,614	U.S. Treasury Notes 1.625% - 2.250% due 04/30/2019 - 07/31/2021	(2,669)	2,614	2,614

Total Repurchase Agreements						$(4,105)	$4,014	$4,014

(1)	Includes accrued interest.

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)		Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOM	0.590%		01/19/2016	04/19/2016	$	(152,263)	$(152,445)
BOS	0.450	†	10/21/2015	04/07/2016		(2,160)	(2,164)
	0.450		02/01/2016	04/07/2016		(2,092)	(2,094)
	0.620	†	01/12/2016	04/12/2016		(56,909)	(56,986)
	0.650		03/31/2016	04/07/2016		(25,254)	(25,254)
BSN	0.550		01/15/2016	04/15/2016		(21,604)	(21,629)
	0.550		01/19/2016	04/15/2016		(23,636)	(23,663)
	0.550		01/25/2016	04/15/2016		(6,471)	(6,478)
	0.550		03/03/2016	04/15/2016		(114,125)	(114,176)
	0.600		02/05/2016	04/05/2016		(12,540)	(12,552)
	0.600		02/08/2016	04/08/2016		(7,733)	(7,740)
GRE	0.500	†	04/01/2016	04/18/2016		(10,829)	(10,829)
	0.650	†	03/28/2016	04/04/2016		(70,822)	(70,827)
	0.650	†	03/29/2016	04/05/2016		(12,986)	(12,987)
	0.660		02/24/2016	04/22/2016		(8,528)	(8,534)
	0.670	†	03/29/2016	04/05/2016		(6,002)	(6,002)
IND	0.550		01/11/2016	04/11/2016		(72,850)	(72,940)
	0.550		01/20/2016	04/20/2016		(40,184)	(40,229)
	0.570		01/26/2016	04/26/2016		(85,386)	(85,475)
	0.570		01/27/2016	04/27/2016		(15,257)	(15,273)
	0.570	†	02/04/2016	04/08/2016		(788)	(789)
	0.580		02/04/2016	04/08/2016		(9,614)	(9,623)
	0.600		01/22/2016	04/22/2016		(616)	(617)
	0.600		02/18/2016	05/18/2016		(135,654)	(135,751)
	0.640		01/06/2016	07/06/2016		(210,374)	(210,696)
	0.720		01/21/2016	04/21/2016	GBP	(51,975)	(74,753)
JPS	0.500		02/24/2016	04/15/2016	$	(4,871)	(4,874)
	0.650		02/11/2016	04/11/2016		(24,586)	(24,608)
	0.720	†	01/08/2016	07/08/2016		(12,748)	(12,769)
	0.750		01/13/2016	07/13/2016		(138,409)	(138,637)
RDR	0.430		03/03/2016	04/07/2016		(155,438)	(155,491)
	0.440	†	02/04/2016	04/08/2016		(18,619)	(18,632)
	0.440		03/29/2016	04/08/2016		(73,500)	(73,503)
	0.450		10/09/2015	04/11/2016		(210,250)	(210,710)
	0.460	†	03/23/2016	04/19/2016		(70,628)	(70,636)
	0.470		02/18/2016	04/20/2016		(12,525)	(12,532)
	0.470		02/26/2016	04/20/2016		(2,092)	(2,093)
	0.480		02/26/2016	04/21/2016		(49,331)	(49,354)
	0.620		01/19/2016	04/19/2016		(28,688)	(28,724)
	0.620		01/20/2016	04/19/2016		(119,928)	(120,076)
	0.620		01/20/2016	04/20/2016		(227,781)	(228,064)
	0.620		02/22/2016	04/19/2016		(5,362)	(5,366)
	0.620		02/26/2016	04/19/2016		(41,745)	(41,770)
	0.640		01/22/2016	04/22/2016		(333,938)	(334,353)
SCX	0.590	†	01/13/2016	04/13/2016		(648)	(649)

Total Reverse Repurchase Agreements							$(2,713,347)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.300)%	01/12/2016	04/12/2016	EUR	(17,454)	$(19,817)

Total Sale-Buyback Transactions						$(19,817)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(3,964,037) at a weighted average interest rate of 0.348%.
(3)	Payable for sale-buyback transactions includes $(29) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA †	3.500%	04/01/2046	$2,000	$(2,089)	$(2,098)

Total Short Sales				$(2,089)	$(2,098)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(f)	Securities with an aggregate market value of $2,772,428 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
PIMCO CommodityRealReturn Strategy Fund®
Global/Master Repurchase Agreement
BOM	$0	$(152,445)	$0	$(152,445)	$152,223	$(222)
BOS	0	(81,757)	0	(81,757)	82,173	416
BSN	0	(186,238)	0	(186,238)	186,041	(197)
GRE	0	(8,534)	0	(8,534)	8,722	188
IND	0	(645,357)	0	(645,357)	645,248	(109)
JPS	0	(168,119)	0	(168,119)	168,087	(32)
RDR	0	(1,262,036)	0	(1,262,036)	1,261,589	(447)
SSB	1,606	0	0	1,606	(1,639)	(33)

Master Securities Forward Transaction Agreement
BPS	0	0	(19,817)	(19,817)	19,982	165

PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BOS	0	(4,741)	0	(4,741)	4,860	119
GRE	0	(100,645)	0	(100,645)	100,711	66
IND	0	(789)	0	(789)	794	5
JPS	0	(12,769)	0	(12,769)	13,025	256
RDR	0	(89,268)	0	(89,268)	89,589	321
SAL	1,400	0	0	1,400	(1,436)	(36)
SCX	0	(649)	0	(649)	684	35
SSB	1,008	0	0	1,008	(1,030)	(22)

Total Borrowings and Other Financing Transactions	$4,014	$(2,713,347)	$(19,817)

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(74,753)	$0	$0	$(74,753)
U.S. Treasury Obligations	0	(2,129,912)	(135,751)	(362,102)	(2,627,765)

Total	$0	$(2,204,665)	$(135,751)	$(362,102)	$(2,702,518)

Sale-Buyback Transactions
Sovereign Issues	0	(19,817)	0	0	(19,817)

Total	$0	$(19,817)	$0	$0	$(19,817)

Total Borrowings	$0	$(2,224,482)	$(135,751)	$(362,102)	$(2,722,335)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions (5)					$(2,722,335)

(5)	Unsettled reverse repurchase agreements liability of $(10,829) is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Crude December Futures †	$56.000	11/15/2017	85	$289	$304
Call - NYMEX Crude December Futures †	57.000	11/15/2017	42	138	140
Call - NYMEX Crude September Futures †	58.000	08/17/2017	105	309	272
Call - NYMEX Crude September Futures †	60.000	08/17/2017	42	97	93
Call - NYMEX Crude September Futures †	62.000	08/17/2017	126	270	239

				$1,103	$1,048

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$112.000	05/20/2016	1,717	$15	$11
Put - CBOT U.S. Treasury 5-Year Note June Futures	112.500	05/20/2016	4,202	36	27
Call - CBOT U.S. Treasury 5-Year Note June Futures	215.000	05/20/2016	2,150	18	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.500	05/20/2016	2,283	20	36

				$89	$76

Total Purchased Options				$1,192	$1,124

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYMEX Crude December Futures †	$53.000	11/16/2016	85	$(170)	$(163)
Call - NYMEX Crude December Futures †	54.000	11/16/2016	42	(85)	(72)
Call - NYMEX Crude September Futures †	53.000	08/17/2016	42	(50)	(38)
Call - NYMEX Crude September Futures †	55.000	08/17/2016	231	(275)	(157)
Put - NYMEX Natural Gas August Futures †	1.900	07/26/2016	32	(45)	(25)
Put - NYMEX Natural Gas December Futures †	2.100	11/25/2016	35	(41)	(21)
Put - NYMEX Natural Gas December Futures †	2.200	11/25/2016	48	(66)	(40)
Put - NYMEX Natural Gas December Futures †	2.250	11/25/2016	180	(218)	(174)
Put - NYMEX Natural Gas December Futures †	2.350	11/25/2016	230	(301)	(294)
Put - NYMEX Natural Gas May Futures †	1.700	04/26/2016	57	(17)	(13)
Put - NYMEX Natural Gas May Futures †	1.750	04/26/2016	34	(12)	(10)
Call - NYMEX Natural Gas May Futures †	2.200	04/26/2016	46	(21)	(10)
Call - NYMEX Natural Gas May Futures †	2.250	04/26/2016	34	(12)	(5)
Put - NYMEX Natural Gas October Futures †	0.450	09/27/2016	12	(7)	(21)

				$(1,320)	$(1,043)

Total Written Options				$(1,320)	$(1,043)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	365	$(78)	$5	$0
90-Day Eurodollar December Futures	Short	12/2017	365	145	0	(36)
Aluminum July Futures †	Short	07/2016	1,049	(1,057)	0	0
Arabica Coffee December Futures †	Long	12/2016	103	34	21	0
Arabica Coffee May Futures †	Short	05/2016	103	(22)	0	(17)
Arabica Coffee September Futures †	Short	09/2016	263	(16)	0	(54)
Brent Crude August Futures †	Long	06/2016	158	(69)	38	0
Brent Crude December Futures †	Long	10/2016	650	1,030	148	0
Brent Crude December Futures †	Long	10/2017	534	489	111	0
Brent Crude December Futures †	Short	10/2018	99	(3)	0	(21)
Brent Crude July Futures †	Long	05/2016	231	828	58	0
Brent Crude June Futures †	Short	04/2016	671	(1,346)	0	(188)
Brent Crude June Futures †	Short	04/2017	183	(30)	0	(42)
Brent Crude June Futures †	Short	04/2018	170	(696)	0	(36)
Brent Crude March Futures †	Long	01/2018	18	(57)	4	0
Brent Crude September Futures †	Long	07/2016	151	165	36	0
Brent Crude September Futures †	Short	07/2017	390	(1,578)	0	(74)
Brent Dubai Swap April Futures †	Short	04/2016	18	12	0	(1)
Brent Dubai Swap June Futures †	Short	06/2016	18	9	0	0
Brent Dubai Swap May Futures †	Short	05/2016	18	12	1	0
Call Options Strike @ EUR 178.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2016	990	(1)	0	0
Call Options Strike @ USD 45.000 on Brent Crude June Futures †	Short	04/2016	33	8	1	0
Call Options Strike @ USD 46.000 on Brent Crude June Futures †	Short	04/2016	11	2	0	0
Chicago Ethanol (Platts) December Futures †	Long	12/2016	70	(13)	0	(59)
Chicago Ethanol (Platts) May Futures †	Long	05/2016	10	13	0	(12)
Cocoa December Futures †	Long	12/2016	161	(46)	0	(51)
Cocoa July Futures †	Short	07/2016	161	42	49	0
Cocoa March Futures †	Long	03/2017	300	(903)	0	(66)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cocoa September Futures †	Long	09/2016	838	$(188)	$0	$(218)
Copper July Futures †	Long	07/2016	325	(816)	0	0
Copper May Futures †	Short	05/2016	39	(13)	7	0
Corn December Futures †	Short	12/2016	161	119	123	0
Corn July Futures †	Short	07/2016	1,629	1,776	1,283	0
Corn May Futures †	Short	05/2016	22	17	17	0
Cotton No. 2 December Futures †	Short	12/2016	5	(2)	0	(2)
Cotton No. 2 March Futures †	Long	03/2017	5	0	2	0
Euro-BTP Italy Government Bond June Futures	Short	06/2016	571	(1,376)	13	(169)
Euro-Bund 10-Year Bond June Futures	Short	06/2016	300	106	92	(20)
Euro-Mill Wheat December Futures †	Long	12/2016	60	(13)	0	(16)
Gas Oil December Futures †	Long	12/2016	47	(58)	14	0
Gas Oil December Futures †	Long	12/2017	203	8	65	0
Gas Oil July Futures †	Short	07/2016	483	276	0	(157)
Gas Oil June Futures †	Short	06/2017	172	134	0	(51)
Gas Oil June Futures †	Short	06/2018	78	(72)	0	(25)
Gold 100 oz. August Futures †	Long	08/2016	109	(165)	75	0
Gold 100 oz. June Futures †	Short	06/2016	414	534	0	(290)
Hard Red Spring Wheat May Futures †	Long	05/2016	124	241	88	0
Hard Red Winter Wheat July Futures †	Long	07/2016	13	(5)	6	0
Hard Red Winter Wheat May Futures †	Long	05/2016	123	137	65	0
Henry Hub Natural Gas April Futures †	Long	03/2017	570	82	0	(80)
Henry Hub Natural Gas April Futures †	Long	03/2018	210	38	0	(16)
Henry Hub Natural Gas March Futures †	Short	02/2017	589	(109)	105	0
Henry Hub Natural Gas March Futures †	Short	02/2018	217	(42)	22	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2017	820	53	0	(115)
Henry Hub Natural Gas Swap April Futures †	Long	03/2018	192	21	0	(14)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	61	(271)	0	(3)
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	60	(267)	0	(3)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	33	12	0	(6)
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	59	(276)	0	(2)
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	61	(270)	0	(4)
Henry Hub Natural Gas Swap January Futures †	Long	12/2016	16	1	0	(3)
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	62	(275)	0	(5)
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	60	(266)	0	(3)
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	60	(267)	0	(3)
Henry Hub Natural Gas Swap March Futures †	Short	02/2017	820	(80)	146	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2018	96	81	0	(10)
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	61	(270)	0	(4)
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	61	(273)	0	(3)
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	36	(11)	0	(7)
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	59	(269)	0	(2)
Henry Hub Natural Gas Swap October Futures †	Short	09/2016	16	7	3	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2017	288	(102)	33	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	59	(266)	0	(3)
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	60	(269)	0	(3)
Lead July Futures †	Long	07/2016	294	(524)	0	0
Lean Hogs June Futures †	Short	06/2016	137	115	38	0
Lean Hogs October Futures †	Long	10/2016	137	(30)	0	(19)
Live Cattle August Futures †	Long	08/2016	205	(75)	90	0
Live Cattle December Futures †	Short	12/2016	17	(2)	0	(9)
Live Cattle February Futures †	Long	02/2017	17	3	11	0
Live Cattle June Futures †	Short	06/2016	205	233	0	(78)
LLS (Argus) versus WTI Spread Calendar Swap April Futures †	Long	04/2016	61	(20)	12	0
LLS (Argus) versus WTI Spread Calendar Swap August Futures †	Long	08/2016	41	(29)	2	0
LLS (Argus) versus WTI Spread Calendar Swap December Futures †	Long	12/2016	41	(31)	7	0
LLS (Argus) versus WTI Spread Calendar Swap July Futures †	Long	07/2016	41	(26)	4	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
LLS (Argus) versus WTI Spread Calendar Swap June Futures †	Long	06/2016	61	$(30)	$9	$0
LLS (Argus) versus WTI Spread Calendar Swap May Futures †	Long	05/2016	61	(26)	12	0
LLS (Argus) versus WTI Spread Calendar Swap November Futures †	Long	11/2016	41	(31)	7	0
LLS (Argus) versus WTI Spread Calendar Swap October Futures †	Long	10/2016	41	(31)	7	0
LLS (Argus) versus WTI Spread Calendar Swap September Futures †	Long	09/2016	41	(30)	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap April Futures †	Short	04/2017	5	5	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap August Futures †	Short	08/2017	5	2	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap December Futures †	Short	12/2017	5	(2)	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap February Futures †	Short	02/2017	5	4	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap January Futures †	Short	01/2017	5	5	1	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap July Futures †	Short	07/2017	5	3	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap June Futures †	Short	06/2017	5	4	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap March Futures †	Short	03/2017	5	4	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap May Futures †	Short	05/2017	5	4	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap November Futures †	Short	11/2017	5	(1)	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap October Futures †	Short	10/2017	5	0	2	0
Mont Belvieu Ethane 5 Decimal (OPIS) Swap September Futures †	Short	09/2017	5	1	2	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures †	Long	04/2017	5	(4)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures †	Long	08/2017	5	(2)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures †	Long	12/2017	5	4	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap February Futures †	Long	02/2017	5	5	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap January Futures †	Long	01/2017	5	6	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures †	Long	07/2017	5	(3)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures †	Long	06/2017	5	(4)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap March Futures †	Long	03/2017	5	(1)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures †	Long	05/2017	5	(5)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures †	Long	11/2017	5	3	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures †	Long	10/2017	5	1	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures †	Long	09/2017	5	0	0	0
Natural Gas April Futures †	Long	03/2017	644	(351)	0	(361)
Natural Gas April Futures †	Long	03/2018	71	88	0	(21)
Natural Gas December Futures †	Short	11/2016	79	(14)	58	0
Natural Gas January Futures †	Short	12/2016	88	15	65	0
Natural Gas July Futures †	Short	06/2016	830	(593)	589	0
Natural Gas June Futures †	Long	05/2016	261	143	0	(146)
Natural Gas March Futures †	Short	02/2017	548	(163)	389	0
Natural Gas March Futures †	Short	02/2018	12	(24)	5	0
Natural Gas October Futures †	Short	09/2016	251	(13)	190	0
Natural Gas October Futures †	Short	09/2017	59	(58)	27	0
New York Harbor ULSD July Futures †	Short	06/2016	336	371	0	(166)
Nickel July Futures †	Long	07/2016	237	(278)	0	0
Platinum July Futures †	Long	07/2016	832	946	470	0

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	7,542	$163	$0	$0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	7,542	(812)	0	(34)
Put Options Strike @ USD 35.000 on Brent Crude June Futures †	Short	04/2016	33	2	3	0
Put Options Strike @ USD 36.000 on Brent Crude June Futures †	Short	04/2016	11	0	1	0
RBOB Gasoline August Futures †	Short	07/2016	174	(1,374)	103	0
RBOB Gasoline December Futures †	Short	11/2016	92	(639)	10	0
RBOB Gasoline July Futures †	Short	06/2016	74	48	50	0
RBOB Gasoline June Futures †	Short	05/2016	40	51	29	0
RBOB Gasoline May Futures †	Long	04/2016	211	(332)	0	(171)
RBOB Gasoline September Futures †	Short	09/2016	3	1	2	0
Silver July Futures †	Short	07/2016	120	(223)	0	(152)
Soybean July Futures †	Short	07/2016	6	(11)	0	0
Soybean May Futures †	Long	05/2017	15	(1)	1	0
Soybean November Futures †	Short	11/2016	15	1	0	(1)
Soybean Oil December Futures †	Long	12/2016	34	108	9	0
Soybean Oil July Futures †	Short	07/2016	18	(9)	0	(5)
Soybean Oil May Futures †	Short	05/2016	16	(29)	0	(4)
Sugar No. 11 July Futures †	Long	06/2016	525	(303)	0	(300)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	3,492	1,096	764	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	529	684	198	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2016	939	1,008	0	(909)
Wheat December Futures †	Short	12/2016	22	(1)	0	(9)
Wheat July Futures †	Short	07/2016	955	(211)	0	(442)
Wheat May Futures †	Short	05/2016	247	(104)	0	(117)
White Sugar August Futures †	Long	07/2016	40	131	0	(17)
WTI Crude August Futures †	Short	07/2016	174	(3)	0	(28)
WTI Crude December Futures †	Short	11/2016	402	(778)	0	(48)
WTI Crude December Futures †	Short	11/2017	848	(950)	0	(136)
WTI Crude July Futures †	Short	06/2016	14	8	0	(2)
WTI Crude June Futures †	Long	05/2017	272	260	27	0
WTI Crude June Futures †	Short	05/2018	247	684	0	(47)
WTI Crude March Futures †	Long	02/2017	296	(1,578)	30	0
WTI Crude March Futures †	Long	02/2018	478	(1,088)	81	0
WTI Crude September Futures †	Short	08/2016	111	(237)	0	(18)
WTI Crude September Futures †	Long	08/2017	616	1,536	80	0
Zinc July Futures †	Long	07/2016	145	(28)	0	0

Total Futures Contracts				$(9,140)	$6,038	$(5,134)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	12/20/2020	$72,200	$(386)	$(18)	$5	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$	153,000	$(2,397)	$(459)	$0	$(25)
Pay	3-Month USD-LIBOR *	1.250	06/15/2018		170,800	1,191	1,289	66	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		49,900	3,122	2,776	121	0
Receive	3-Month USD-LIBOR *	3.000	09/16/2025		153,600	(6,380)	(5,923)	0	(320)
Receive	3-Month USD-LIBOR *	2.800	10/28/2025		501,800	(15,800)	(13,109)	0	(1,028)
Pay	3-Month USD-LIBOR	2.500	12/16/2025		152,800	13,367	3,365	575	0
Receive	3-Month USD-LIBOR *	2.500	02/22/2026		541,800	(8,434)	(6,700)	0	(1,070)
Receive	3-Month USD-LIBOR *	2.400	03/16/2026		743,600	(7,889)	(3,215)	0	(1,453)
Receive	3-Month USD-LIBOR *†	2.250	06/15/2026		203,000	(10,748)	(3,446)	0	(745)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026	GBP	163,900	(594)	(1,727)	0	(304)
Receive	6-Month GBP-LIBOR	2.000	09/16/2045		89,980	(11,604)	(13,855)	0	(590)
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	2,140,000	(1,374)	(497)	36	0

						$(47,540)	$(41,501)	$798	$(5,535)

Total Swap Agreements						$(47,926)	$(41,519)	$803	$(5,535)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(h)	Securities with an aggregate market value of $117,010 and cash of $16,903 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn Strategy Fund® (5)	$76	$1,080	$803	$1,959	$0	$(1,182)	$(5,485)	$(6,667)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary) (5)	1,048	4,966	0	6,014	(1,043)	(3,968)	(50)	(5,061)

Total Exchange-Traded or Centrally Cleared	$1,124	$6,046	$803	$7,973	$(1,043)	$(5,150)	$(5,535)	$(11,728)

(4)	Unsettled variation margin asset of $8 and liability of $(16) for closed futures is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
AZD	04/2016		$		262,664		GBP	182,304	$0	$(830)
	05/2016			GBP	182,304	$		262,682	825	0
	05/2016			INR	1,219,230			17,440	0	(834)
	05/2016		$		7,353		TWD	245,774	293	0
BOA	04/2016			BRL	12,657	$		3,557	36	0
	04/2016			EUR	274,158			302,131	0	(9,833)
	04/2016			JPY	2,431,466			21,716	112	0
	04/2016			NZD	116,126			77,418	0	(2,849)
	04/2016		$		3,378		BRL	12,657	142	0
	05/2016			TWD	1,835,515	$		54,931	0	(2,174)
	05/2016		$		6,066		INR	413,129	126	0
	05/2016				11,444		KRW	13,795,742	583	0
	05/2016				1,269		MXN	22,330	18	0
	10/2016			BRL	63,200	$		16,037	0	(647)
	04/2017			DKK	22,686			3,435	0	(80)
BPS	04/2016			BRL	5,832			1,639	17	0
	04/2016		$		1,555		BRL	5,832	67	0
	05/2016				450		MYR	1,961	55	0
	10/2016			BRL	31,000	$		7,469	0	(714)
	01/2017				74,800			17,225	0	(2,045)
BRC	05/2016			MXN	945,002			53,018	0	(1,452)
	05/2016		$		558		MXN	9,734	3	0
CBK	04/2016			BRL	211,269	$		59,364	607	0
	04/2016			CAD	9,856			7,126	0	(463)
	04/2016			EUR	17,999			19,967	0	(514)
	04/2016		$		58,201		BRL	211,269	556	0
	04/2016				7,481		CAD	9,856	108	0
	04/2016				69,425		EUR	63,431	2,753	0
	04/2016				14,262		GBP	10,263	478	0
	05/2016			AUD	9,963	$		6,992	0	(631)
	05/2016			CAD	9,856			7,481	0	(108)
	05/2016		$		32,274		KRW	38,929,105	1,665	0
	05/2016				152		SGD	213	6	0
	06/2016				1,612		COP	5,000,480	46	0
	07/2016			BRL	120,200	$		32,094	0	(500)
	10/2016				32,500			7,874	0	(705)
DUB	04/2016				236,371			70,478	5,237	(497)
	04/2016		$		66,417		BRL	236,371	0	(679)
	05/2016				25,791			95,195	473	0
	01/2017			BRL	91,900	$		21,241	0	(2,434)
GLM	04/2016				343,869			96,622	988	0
	04/2016		$		85,953		BRL	343,869	9,681	0
	04/2016				22,990		GBP	16,418	591	0
	05/2016			HUF	59,087	$		201	0	(13)
	05/2016			PLN	436			113	0	(4)
	05/2016	†	$		553		EUR	493	9	0
	05/2016				1		KRW	1,206	0	0
	06/2016			COP	13,326,039	$		3,951	0	(467)
	01/2017			BRL	151,300			35,397	0	(3,580)
HUS	04/2016			GBP	216,462			302,653	0	(8,240)
	04/2016			$	21,603		JPY	2,431,466	1	0
	05/2016			JPY	2,431,466	$		21,617	0	(5)
	05/2016			MXN	429,096			24,408	0	(325)
	05/2016			$	938		KRW	1,133,385	50	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	05/2016		$		11,230		TWD	375,194	$443	$0
	07/2016			BRL	129,600	$		34,613	0	(531)
JPM	04/2016				603,941			188,450	20,486	0
	04/2016			$	168,744		BRL	603,941	445	(1,224)
	04/2016				3,641		EUR	3,350	171	0
	04/2016				10,517		GBP	7,477	222	0
	05/2016			CNH	241,914	$		36,880	0	(470)
	05/2016	†		GBP	1,195			1,737	21	0
	05/2016			INR	1,119,556			16,090	0	(690)
	05/2016			KRW	76,950,382			63,952	0	(3,134)
	05/2016			$	19,358		KRW	23,299,485	955	0
	05/2016				36,566		TWD	1,227,669	1,628	0
	10/2016			BRL	90,200	$		22,445	0	(1,366)
	01/2017				137,200			32,275	0	(3,070)
	01/2017			CNH	22,259			3,210	0	(183)
MSB	04/2016			BRL	89,021			25,014	256	0
	04/2016			$	22,383		BRL	89,021	2,375	0
	04/2016				253,576		EUR	223,809	1,097	0
	05/2016			EUR	223,809	$		253,793	0	(1,100)
	05/2016			ZAR	1,256			87	2	0
SCX	04/2016			$	1,739		EUR	1,567	44	0
	04/2016				78,919		NZD	116,126	1,347	0
	05/2016			CNH	1,902	$		290	0	(4)
	05/2016			INR	913,141			13,086	0	(600)
	05/2016			NZD	116,126			78,798	0	(1,345)
	05/2016	†		$	7,076		CAD	9,871	525	0
	01/2017			CNH	180,967	$		26,263	0	(1,324)
SOG	05/2016				220,916			33,666	0	(442)
TOR	01/2017			BRL	90,400			20,668	0	(2,621)
UAG	05/2016	†		EUR	890			1,005	0	(9)
	05/2016			$	40,962		INR	2,850,928	1,768	0
	05/2016				1		KRW	1,205	0	0

Total Forward Foreign Currency Contracts									$57,311	$(58,736)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC EUR versus USD	$	1.360	04/06/2016	EUR	23,000	$2	$0
JPM	Call - OTC USD versus CAD	CAD	1.725	04/08/2016	$	6,000	1	0
	Put - OTC USD versus JPY	JPY	74.000	05/12/2016		32,890	3	0

							$6	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/11/2016	$ 1,337,000	$1,136	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016	926,200	316	3

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$ 1,579,000	$505	$64
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018	43,000	2,933	2,546
FBF	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	3.400	12/05/2016	135,300	988	139
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/29/2016	471,600	377	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016	625,800	196	58
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	654,800	246	26
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/06/2016	521,700	483	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/23/2016	588,600	1,089	130
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/24/2016	576,200	1,031	132
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018	30,700	2,824	2,457
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018	8,700	870	710
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018	8,700	912	737
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019	65,700	6,197	5,935
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	798,100	255	32

							$20,358	$12,969

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Copper June Futures †	$ 4,200.000	06/01/2016	$	1	$119	$ 21

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae 3.000% due 04/01/2046	$72.313	04/06/2016	$ 98,000	$4	$0
	Put - OTC Fannie Mae 3.000% due 04/01/2046	72.328	04/06/2016	34,000	1	0

					$5	$0

Total Purchased Options					$20,488	$12,990

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount			Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$		6,100	$(14)	$0
BRC	Call - OTC CDX.IG-25 5-Year Index	Buy	0.900	04/20/2016			12,000	(12)	(18)
	Call - OTC CDX.IG-25 5-Year Index	Buy	0.950	04/20/2016			6,200	(7)	(19)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016			6,000	(10)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016			6,100	(13)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016			11,200	(22)	(2)
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600	06/15/2016		EUR	33,600	(51)	(33)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016			33,600	(57)	(60)
CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016	$		6,300	(13)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016			12,000	(23)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016			10,300	(25)	(1)
FBF	Call - OTC CDX.IG-25 5-Year Index	Buy	0.900	04/20/2016			6,000	(6)	(9)
MYC	Call - OTC CDX.IG-25 5-Year Index	Buy	0.950	04/20/2016			12,200	(15)	(37)

								$(268)	$(179)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC EUR versus USD	$	1.100	05/03/2016	EUR	25,090	$(116)	$(40)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA Index	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021		$ 85,000	$(863)	$(30)
	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018		18,900	(162)	(71)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		325,100	(2,907)	(57)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		33,400	(431)	(7)
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016		24,800	(21)	0
GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	35,600	(1,620)	(445)
JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		$ 25,800	(179)	(12)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		109,200	(1,234)	(1,130)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		40,600	(749)	(515)

							$ (8,166)	$(2,267)

(1)	YOY options may have a series of expirations.

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$215,000	$(3,027)	$(2,644)
FBF	Call - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.500	06/23/2016	379,100	(682)	(956)
	Put - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.100	06/23/2016	379,100	(460)	(192)
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.400	12/05/2016	135,300	(1,076)	(2,240)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	142,700	(2,831)	(2,275)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	40,500	(870)	(674)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	40,500	(913)	(696)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	310,300	(6,221)	(5,840)

							$(16,080)	$(15,517)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Copper June Futures †	$4,200.000	06/01/2016	$ 1	$(16)	$(22)
	Call - OTC Platgold Spread June Future †	220.000	05/31/2016	1	(9)	(13)
	Put - OTC Platgold Spread June Future †	320.000	05/31/2016	1	(9)	(7)
	Call - OTC Platgold Spread June Future †	210.000	06/24/2016	110	(14)	(15)
	Put - OTC Platgold Spread June Future †	310.000	06/24/2016	110	(15)	(13)

					$(63)	$(70)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	2.338	05/03/2016	$ 17,780	$(69)	$0
	Call - OTC SPGCENP Index †	2.883	05/17/2016	9,680	(41)	0
	Call - OTC SPGCICP Index †	0.835	05/03/2016	75,800	(297)	0
	Call - OTC SPGCICP Index †	0.893	05/17/2016	36,630	(148)	0
	Call - OTC SPGCICP Index †	0.913	06/17/2016	21,740	(89)	0
	Call - OTC SPGCNGP Index †	2.481	05/03/2016	18,900	(40)	0
	Call - OTC SPGCNGP Index †	1.587	05/17/2016	23,550	(40)	0

					$(724)	$0

Total Written Options					$(25,417)	$(18,073)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	1,275	$	2,471,128	EUR	406,643	GBP	0	$(33,725)
Sales	17,658		20,386,155		1,557,089		116,549	(63,787)
Closing Buys	(4,787)		(3,447,871)		(579,400)		(77,349)	39,338
Expirations	(11,736)		(15,392,321)		(855,470)		(39,200)	22,276
Exercised	(1,302)		(1,413,088)		(400,972)		0	9,161

Balance at End of Period	1,108	$	2,604,003	EUR	127,890	GBP	0	$(26,737)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Receive	EURMARGIN 2Q3Q16 †	$6.630	09/30/2016	612,000	$470	$(471)	$0	$(1)
	Receive	EURMARGIN CAL16 †	6.400	12/31/2016	659,700	(196)	(85)	0	(281)
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	57,600	0	(39)	0	(39)
	Receive	EURSIMP 2H16 †	1.240	12/31/2016	36,000	(5)	(29)	0	(34)
	Pay	GOLDLNPM Index †	1,103.500	09/14/2016	5,500	(105)	(629)	0	(734)
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	84,000	0	16	16	0
	Receive	PLTMLNPM Index †	960.100	09/14/2016	5,500	58	43	101	0
GST	Receive	EURMARGIN CAL16 †	5.700	12/31/2016	99,000	0	26	26	0
	Pay	GOLDLNPM Index †	1,102.000	07/11/2016	500	0	(67)	0	(67)
	Pay	GOLDLNPM Index †	1,114.200	09/01/2016	5,000	0	(613)	0	(613)
	Pay	GOLDLNPM Index †	1,088.660	01/06/2017	3,000	0	(451)	0	(451)
	Pay	GOLDLNPM Index †	1,091.950	01/06/2017	500	0	(74)	0	(74)
	Receive	OREXIO 3Q16 †	35.800	09/30/2016	25,500	6	264	270	0
	Receive	OREXIO 4Q16 †	35.500	12/31/2016	9,000	2	67	69	0
	Receive	PLTMLNPM Index †	860.470	07/11/2016	500	0	58	58	0
	Receive	PLTMLNPM Index †	998.950	09/01/2016	5,000	0	(103)	0	(103)
	Receive	PLTMLNPM Index †	845.000	01/06/2017	500	0	67	67	0
	Receive	PLTMLNPM Index †	881.030	01/06/2017	3,000	0	297	297	0
JPM	Receive	EURMARGIN 2Q3Q16 †	7.690	09/30/2016	240,000	0	(253)	0	(253)
	Receive	EURMARGIN 4Q16 †	3.700	12/31/2016	96,000	0	60	60	0
	Receive	EURMARGIN CAL16 †	6.500	12/31/2016	111,600	(84)	24	0	(60)
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	402,000	(120)	(155)	0	(275)
MAC	Receive	CUAC 4Q16 †	36.250	12/30/2016	882,000	(24)	33	9	0
	Receive	EURSIMP 2H16 †	0.250	12/31/2016	42,000	0	2	2	0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	12,000	(13)	15	2	0
MYC	Receive	EURMARGIN CAL17 †	5.780	12/31/2017	82,800	0	(51)	0	(51)
	Receive	EURMARGIN CAL17 †	5.800	12/31/2017	48,000	0	(31)	0	(31)

						$(11)	$(2,079)	$977	$(3,067)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
UAG	Royal Bank of Scotland Group PLC	(1.000)%	12/20/2016	1.374%	$ 800	$66	$(64)	$2	$0

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	0.734%	EUR	520	$(4)	$5	$1	$0
CBK	Volkswagen International Finance NV	1.000	03/20/2017	0.834		1,750	19	(15)	4	0
DUB	Italy Government International Bond	1.000	03/20/2019	0.820	$	7,100	(123)	163	40	0
FBF	Volkswagen International Finance NV	1.000	03/20/2017	0.834	EUR	3,400	37	(30)	7	0
GST	Indonesia Government International Bond	1.000	12/20/2019	1.423	$	8,600	(198)	70	0	(128)
HUS	Indonesia Government International Bond	1.000	12/20/2019	1.423		14,900	(328)	107	0	(221)

							$(597)	$300	$52	$(349)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	4,400	$1	$489	$490	$0
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017	$	21,300	0	111	111	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		500	0	1	1	0
BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	30,300	142	2,972	3,114	0
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017	EUR	7,400	0	(68)	0	(68)
	Receive	3-Month USD-CPURNSA Index	2.500	07/15/2022	$	11,100	67	(1,362)	0	(1,295)
BRC	Receive	3-Month USD-CPURNSA Index	1.950	09/16/2016		78,400	0	(2,445)	0	(2,445)
	Receive	3-Month USD-CPURNSA Index	2.018	08/19/2017		36,300	(24)	(1,292)	0	(1,316)
CBK	Pay	1-Month GBP-UKRPI	3.190	04/15/2030	GBP	4,700	0	260	260	0
	Pay	1-Month GBP-UKRPI	3.350	05/15/2030		14,000	78	1,249	1,327	0
	Pay	1-Month GBP-UKRPI	3.430	06/15/2030		7,100	5	786	791	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		12,300	(41)	972	931	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	1-Month GBP-UKRPI	3.275%	09/15/2030	GBP	7,300	$0	$446	$446	$0
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018	EUR	9,000	(12)	(99)	0	(111)
	Receive	3-Month EUR-EXT-CPI Index	0.640	09/15/2018		4,100	0	(48)	0	(48)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		7,000	0	(80)	0	(80)
DUB	Pay	1-Month GBP-UKRPI	3.350	05/15/2030	GBP	1,300	0	123	123	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		40,600	104	2,967	3,071	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	10,500	(1)	(103)	0	(104)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017		3,750	0	(36)	0	(36)
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018		6,500	0	(69)	0	(69)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		17,070	9	(204)	0	(195)
	Receive	3-Month USD-CPURNSA Index	1.485	11/19/2016	$	62,300	0	(1,134)	0	(1,134)
	Receive	3-Month USD-CPURNSA Index	1.480	11/20/2016		117,500	0	(2,124)	0	(2,124)
	Receive	3-Month USD-CPURNSA Index	1.473	11/21/2016		45,500	0	(815)	0	(815)
	Receive	3-Month USD-CPURNSA Index	2.360	01/28/2017		18,700	0	(997)	0	(997)
	Receive	3-Month USD-CPURNSA Index	1.725	03/04/2019		4,425	0	(53)	0	(53)
FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030	GBP	3,000	0	287	287	0
	Pay	1-Month GBP-UKRPI	3.500	10/15/2044		6,000	(195)	1,678	1,483	0
	Pay	1-Month GBP-UKRPI	3.530	12/15/2044		6,300	52	1,599	1,651	0
	Receive	3-Month EUR-EXT-CPI Index	0.615	09/15/2018	EUR	1,820	0	(20)	0	(20)
GLM	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	5,900	18	588	606	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		78,300	(226)	6,149	5,923	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	5,630	(1)	(68)	0	(69)
	Receive	3-Month USD-CPURNSA Index	1.730	04/15/2016	$	46,900	(69)	(1,221)	0	(1,290)
	Receive	3-Month USD-CPURNSA Index	2.415	02/12/2017		72,600	63	(4,027)	0	(3,964)
	Receive	3-Month USD-CPURNSA Index	2.175	10/01/2018		20,900	41	(1,061)	0	(1,020)
	Receive	3-Month USD-CPURNSA Index	2.205	10/11/2018		40,400	0	(2,038)	0	(2,038)
JPM	Pay	1-Month GBP-UKRPI	3.275	09/15/2030	GBP	4,000	0	245	245	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	14,900	0	(147)	0	(147)
	Receive	3-Month USD-CPURNSA Index	1.890	09/06/2016	$	58,000	0	(1,708)	0	(1,708)
MYC	Receive	3-Month EUR-EXT-CPI Index	0.623	09/15/2018	EUR	6,580	1	(75)	0	(74)
RYL	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017	$	18,300	65	(1,116)	0	(1,051)
	Receive	3-Month USD-CPURNSA Index	1.128	11/02/2017		25,400	0	107	107	0
	Receive	3-Month USD-CPURNSA Index	1.700	10/19/2024		39,500	0	33	33	0
SOG	Receive	3-Month EUR-EXT-CPI Index	0.680	10/15/2018	EUR	5,400	2	(69)	0	(67)
UAG	Pay	1-Month GBP-UKRPI	3.320	05/15/2030	GBP	25,100	0	2,166	2,166	0
	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017	EUR	31,000	15	(282)	0	(267)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		6,300	0	(68)	0	(68)

							$94	$399	$23,166	$(22,673)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	BCOMTR Index †	3,802,915	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	$604,426	$15	$15	$0
BPS	Receive	BCOMF1T Index †	553,530	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	170,508	310	310	0
	Receive	BCOMTR Index †	312,444	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	49,666	3	3	0
	Receive	BCOMTR1 Index †	2,986,013	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	205,857	9	9	0
	Receive	BCOMTREXW Index †	5,243,591	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	269,555	(158)	0	(158)
CBK	Pay	BCOMF2 Index †	256,771	0.120%	08/15/2016	44,741	(108)	0	(108)
	Pay	BCOMF3 Index †	247,278	0.120	08/15/2016	44,805	(187)	0	(187)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	BCOMTR Index †	1,157,808	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	$184,019	$14	$14	$0
	Receive	BCOMTR11A Index †	690,799	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	158,243	411	411	0
	Receive	BCOMTR2 Index †	2,759,339	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	480,358	42	42	0
	Receive	BCOMTR211A Index †	201,166	0.170%	08/15/2016	45,257	182	182	0
	Receive	BCOMTR311A Index †	181,655	0.170	08/15/2016	45,272	196	196	0
	Receive	BCOMTREXW Index †	4,414,500	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	345,779	(241)	0	(241)
CIB	Receive	BCOMTR Index †	369,575	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	58,739	2	2	0
FBF	Receive	BCOMTR Index †	191,336	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	30,410	1	1	0
	Receive	CSCU115E Index †	97,786	0.050	08/15/2016	31,443	(610)	0	(610)
	Pay	CSMFHGER Index †	137,642	0.000	08/15/2016	29,998	678	678	0
GLM	Receive	BCOMF1T Index †	61,800	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	19,037	35	35	0
	Receive	BCOMTR Index †	1,781,317	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	283,136	16	16	0
	Receive	BCOMTR11A Index †	3,054,758	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	647,205	(70)	0	(70)
	Receive	BCOMTR2 Index †	1,175,098	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	195,460	(5,924)	0	(5,924)
	Pay	SPGCINP Index †	11,497	(0.050)	08/15/2016	1,655	15	15	0
JPM	Pay	BCOMLC3T Index †	183,260	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	47,281	1,690	1,690	0
	Receive	BCOMLC5 Index †	405,366	0.000	08/15/2016	54,822	(1,706)	0	(1,706)
	Pay	BCOMLH3 Index †	243,186	0.000	08/15/2016	34,193	285	285	0
	Receive	BCOMLH5 Index †	193,071	0.000	08/15/2016	40,095	(58)	0	(58)
	Receive	BCOMTR Index †	839,388	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	133,410	5	5	0
	Receive	BCOMTREXW Index †	736,981	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	39,668	(23)	0	(23)
	Receive	JMABDEWE Index †	78,739	0.300	08/15/2016	70,818	1,440	1,440	0
	Receive	JMABNICP Index †	269,728	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	107,546	983	983	0
MAC	Receive	BCOMTR Index †	2,017,979	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	322,512	(1,720)	0	(1,720)
	Receive	BCOMTR2 Index †	920,656	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	78,220	19	19	0
MYC	Receive	BCOMTR1 Index †	2,407,800	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	422,028	8	8	0
	Receive	BCOMTR2 Index †	1,355,287	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	233,963	55	55	0
RBC	Receive	BCOMTR Index †	601,359	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	95,579	2	2	0
SOG	Receive	BCOMTR Index †	856,326	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	136,102	3	3	0
	Receive	BCOMTR2 Index †	3,306,863	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	193,355	46	46	0
UAG	Receive	BCOMTR Index †	35,000	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2016	5,563	0	0	0

							$(4,340)	$6,465	$(10,805)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Pay	GOLDLNPM Index (7)†	7.784%	03/24/2020	$8,961	$0	$146	$146	$0
	Pay	GOLDLNPM Index (7)†	7.840	04/06/2020	4,464	0	75	75	0
	Pay	GOLDLNPM Index (7)†	7.840	04/09/2020	4,464	0	75	75	0
	Pay	GOLDLNPM Index (7)†	7.896	04/14/2020	4,449	0	76	76	0
	Pay	GOLDLNPM Index (7)†	7.981	04/22/2020	33,277	0	594	594	0
	Pay	GOLDLNPM Index (7)†	8.585	04/27/2020	17,745	0	419	419	0
	Pay	GOLDLNPM Index (7)†	8.703	04/28/2020	10,000	0	247	247	0
	Pay	GOLDLNPM Index (7)†	7.023	07/29/2020	16,068	0	316	316	0
JPM	Pay	GOLDLNPM Index (7)†	10.890	04/29/2020	7,424	0	341	341	0
	Pay	GOLDLNPM Index (7)†	11.156	05/07/2020	13,922	0	672	672	0
	Pay	GOLDLNPM Index (7)†	9.000	07/24/2020	8,000	0	207	207	0
MYC	Pay	GOLDLNPM Index (7)†	5.406	04/21/2016	28,880	0	826	826	0
	Pay	NYMEX Natural Gas May Futures (7)†	23.620	04/26/2016	225	0	9	9	0
	Pay	NYMEX Natural Gas May Futures (7)†	23.717	04/26/2016	375	0	17	17	0
	Receive	SLVRLND Index (7)†	9.151	04/21/2016	22,200	0	(612)	0	(612)

						$0	$3,408	$4,020	$(612)

Total Swap Agreements						$(448)	$(2,376)	$34,682	$(37,506)

(7)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(j)	Securities with an aggregate market value of $39,520 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO CommodityRealReturn Strategy Fund®
AZD	$1,118	$0	$0	$1,118	$(1,664)	$0	$0	$(1,664)	$(546)	$351	$(195)
BOA	1,017	0	603	1,620	(15,583)	0	0	(15,583)	(13,963)	13,352	(611)
BPS	139	0	3,114	3,253	(2,759)	(101)	(1,363)	(4,223)	(970)	987	17
BRC	3	0	0	3	(1,452)	(132)	(3,761)	(5,345)	(5,342)	5,435	93
CBK	6,219	3	3,759	9,981	(2,921)	(65)	(239)	(3,225)	6,756	(5,890)	866
DUB	5,710	2,610	3,234	11,554	(3,610)	(2,644)	(5,527)	(11,781)	(227)	(4,230)	(4,457)
FBF	0	139	3,428	3,567	0	(3,397)	(20)	(3,417)	150	(130)	20
GLM	11,260	84	6,529	17,873	(4,064)	(445)	(8,381)	(12,890)	4,983	(5,380)	(397)
GST	0	0	0	0	0	0	(128)	(128)	(128)	0	(128)
HUS	494	0	0	494	(9,101)	0	(221)	(9,322)	(8,828)	9,083	255
JPM	23,907	0	245	24,152	(10,137)	(1,697)	(1,855)	(13,689)	10,463	(13,156)	(2,693)
MSB	3,730	0	0	3,730	(1,100)	0	0	(1,100)	2,630	(2,200)	430
MYC	0	10,101	0	10,101	0	(9,522)	(74)	(9,596)	505	(2,520)	(2,015)
RYL	0	32	140	172	0	0	(1,051)	(1,051)	(879)	874	(5)
SCX	1,391	0	0	1,391	(3,273)	0	0	(3,273)	(1,882)	1,607	(275)
SOG	0	0	0	0	(442)	0	(67)	(509)	(509)	291	(218)
TOR	0	0	0	0	(2,621)	0	0	(2,621)	(2,621)	2,503	(118)
UAG	1,768	0	2,168	3,936	0	0	(335)	(335)	3,601	(3,390)	211

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agree ments	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Market Value of OTC Deriva tives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
BOA	$0	$0	$15	$15	$0	$0	$0	$0	$15	$(800)	$(785)
BPS	0	0	439	439	0	(70)	(1,247)	(1,317)	(878)	(2,620)	(3,498)
CBK	0	0	845	845	0	0	(536)	(536)	309	(1,860)	(1,551)
CIB	0	0	2	2	0	0	0	0	2	(320)	(318)
FBF	0	0	679	679	0	0	(610)	(610)	69	(290)	(221)
GLM	9	0	66	75	0	0	(5,994)	(5,994)	(5,919)	3,825	(2,094)
GST	0	0	2,735	2,735	0	0	(1,308)	(1,308)	1,427	(1,420)	7
JPM	21	21	5,683	5,725	0	0	(2,375)	(2,375)	3,350	(3,000)	350
MAC	0	0	32	32	0	0	(1,720)	(1,720)	(1,688)	1,072	(616)
MYC	0	0	915	915	0	0	(694)	(694)	221	(16,313)	(16,092)
RBC	0	0	2	2	0	0	0	0	2	(520)	(518)
SCX	525	0	0	525	0	0	0	0	525	(530)	(5)
SOG	0	0	49	49	0	0	0	0	49	(480)	(431)
UAG	0	0	0	0	(9)	0	0	(9)	(9)	(10)	(19)

Total Over the Counter	$57,311	$12,990	$34,682	$104,983	$(58,736)	$(18,073)	$(37,506)	$(114,315)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$1,048	$0	$0	$0	$76	$1,124
Futures	4,966	0	0	0	1,080	6,046
Swap Agreements	0	5	0	0	798	803

	$6,014	$5	$0	$0	$1,954	$7,973

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$57,311	$0	$57,311
Purchased Options	21	0	0	0	12,969	12,990
Swap Agreements	11,462	54	0	0	23,166	34,682

	$11,483	$54	$0	$57,311	$36,135	$104,983

	$17,497	$59	$0	$57,311	$38,089	$112,956

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,043	$0	$0	$0	$0	$1,043
Futures	3,968	0	0	0	1,182	5,150
Swap Agreements	0	0	0	0	5,535	5,535

	$5,011	$0	$0	$0	$6,717	$11,728

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58,736	$0	$58,736
Written Options	70	179	0	40	17,784	18,073
Swap Agreements	14,484	349	0	0	22,673	37,506

	$14,554	$528	$0	$58,776	$40,457	$114,315

	$19,565	$528	$0	$58,776	$47,174	$126,043

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(2,131)	$0	$0	$0	$(828)	$(2,959)
Written Options	4,493	0	0	0	501	4,994
Futures	2,629	0	(74)	0	(57,174)	(54,619)
Swap Agreements	0	(2,171)	0	0	(76,172)	(78,343)

	$4,991	$(2,171)	$(74)	$0	$(133,673)	$(130,927)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$128,345	$0	$128,345
Purchased Options	548	(10)	0	(10)	(11,628)	(11,100)
Written Options	233	927	0	4,575	27,535	33,270
Swap Agreements	(1,607,483)	1,360	0	(137)	9,380	(1,596,880)

	$(1,606,702)	$2,277	$0	$132,773	$25,287	$(1,446,365)

	$(1,601,711)	$106	$(74)	$132,773	$(108,386)	$(1,577,292)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$452	$0	$0	$0	$(12)	$440
Written Options	(346)	0	0	0	0	(346)
Futures	4,907	0	68	0	(540)	4,435
Swap Agreements	0	(11)	0	0	(12,119)	(12,130)

	$5,013	$(11)	$68	$0	$(12,671)	$(7,601)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(181,096)	$0	$(181,096)
Purchased Options	130	0	0	(6)	(1,141)	(1,017)
Written Options	(356)	(21)	0	10,529	(34)	10,118
Swap Agreements	(88,550)	810	0	137	6,953	(80,650)

	$(88,776)	$789	$0	$(170,436)	$5,778	$(252,645)

	$(83,763)	$778	$68	$(170,436)	$(6,893)	$(260,246)

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$94	$0	$94
Corporate Bonds & Notes
Banking & Finance	0	272,678	0	272,678
Industrials	0	31,360	0	31,360
Utilities	0	17,658	0	17,658
U.S. Government Agencies	0	184,599	0	184,599
U.S. Treasury Obligations	0	5,881,248	0	5,881,248
Non-Agency Mortgage-Backed Securities	0	274,658	0	274,658
Asset-Backed Securities	0	69,113	0	69,113
Sovereign Issues	0	886,561	5,622	892,183
Preferred Securities
Banking & Finance	10,497	0	0	10,497
Short-Term Instruments
Certificates of Deposit	0	19,001	0	19,001
Repurchase Agreements	0	4,014	0	4,014
U.S. Treasury Bills	0	10,285	0	10,285
	$10,497	$7,651,269	$5,622	$7,667,388

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$750,688	$0	$0	$750,688

Total Investments	$761,185	$7,651,269	$5,622	$8,418,076

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,098)	$0	$(2,098)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,086	879	0	7,965
Over the counter	0	104,983	0	104,983
	$7,086	$105,862	$0	$112,948

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6,177)	(5,535)	0	(11,712)
Over the counter	0	(114,267)	(48)	(114,315)
	$(6,177)	$(119,802)	$(48)	$(126,027)

Totals	$762,094	$7,635,231	$5,574	$8,402,899

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	49

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2016

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	MARCH 31, 2016	51

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Fund has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Consolidated Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2016

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund

ANNUAL REPORT	MARCH 31, 2016	53

Notes to Financial Statements (Cont.)

may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2016

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if

ANNUAL REPORT	MARCH 31, 2016	55

Notes to Financial Statements (Cont.)

material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2016

Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

ANNUAL REPORT	MARCH 31, 2016	57

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$14	$0	$(14)	$0	$0	$0	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$196,219	$6,257,156	$(5,702,200)	$(669)	$182	$750,688	$1,555	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The

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interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of March 31, 2016, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a

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Notes to Financial Statements (Cont.)

monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in

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unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized

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Notes to Financial Statements (Cont.)

gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Fund may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the

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swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Fund may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Fund may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the

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Notes to Financial Statements (Cont.)

termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap (see below), however, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Fund may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

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Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and

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on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

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Notes to Financial Statements (Cont.)

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate at disadvantageous times or prices, thereby adversely affecting the Fund.

To the extent that the Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign

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countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange or clearinghouse itself. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the

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Notes to Financial Statements (Cont.)

collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the

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Notes to Financial Statements (Cont.)

right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Fund Net Assets	$5,515,355
Subsidiary % of Consolidated Fund Net Assets	27.3%
Subsidiary Financial Statement Information
Total assets	$1,779,162
Total liabilities	271,235
Net assets	1,507,927
Total income	$27,307
Net investment income (loss)	14,357
Net realized gain (loss)	(1,620,301)
Net change in unrealized appreciation (depreciation)	(61,349)
Increase (decrease) in net assets resulting from operations	$(1,667,293)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
0.25%	0.35%	0.25%	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of

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Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including

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Notes to Financial Statements (Cont.)

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rate of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2016, the amount was $11,392,214.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

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The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$292,998	$868,214

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$10,789,774	$14,444,701	$1,064,309	$2,260,254

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares~	Amount	Shares~	Amount

Receipts for shares sold
Institutional Class	371,393	$2,653,158	454,488	$4,731,714
Class P	45,583	326,230	80,566	822,824
Administrative Class	12,966	97,054	11,953	117,220
Class D	17,274	125,705	20,876	212,944
Class A	15,547	109,949	20,221 ^	208,709 ^
Class B	0	0	4	33
Class C	1,893	13,251	2,911	29,339
Class R	2,807	19,689	2,633	25,893

Issued as reinvestment of distributions
Institutional Class	36,116	267,521	3,490	37,127
Class P	4,490	33,024	392	4,158
Administrative Class	1,434	10,281	67	704
Class D	2,288	16,482	118	1,232
Class A	2,264	16,269	91	946
Class B	0	0	0	0
Class C	836	5,807	0	1
Class R	348	2,432	10	52

Cost of shares redeemed
Institutional Class	(683,025)	(4,930,814)	(412,586)	(4,195,848)
Class P	(82,416)	(584,755)	(91,846)	(938,346)
Administrative Class	(14,022)	(98,887)	(10,717)	(106,607)
Class D	(25,240)	(187,053)	(29,001)	(293,247)
Class A	(24,105)	(173,795)	(49,451)	(518,440)
Class B	0	0	(873)^	(8,011)^
Class C	(9,853)	(68,513)	(14,133)	(138,974)
Class R	(1,500)	(10,289)	(1,272)	(12,901)
Net increase (decrease) resulting from Fund share transactions	(324,922)	$(2,357,254)	(12,059)	$(19,478)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
^	At the NYSE Close on March 25, 2015, 880 Class B shares in the amount of $3,269 converted into Class A shares of the Fund.

At a meeting held on May 11-12, 2015, the Board approved a reverse share split for each class of the Fund, pursuant to which shareholders received one share in exchange for every two shares of the PIMCO CommodityRealReturn Strategy Fund®.

The reverse share splits were effective August 7, 2015. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2016

the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits does not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to August 7, 2015 for the Fund have been adjusted to reflect the reverse share split.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or

ANNUAL REPORT	MARCH 31, 2016	79

Notes to Financial Statements (Cont.)

anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in its Commodity Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO CommodityRealReturn Strategy Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral-Capital (4)	Qualified Late-Year Loss Deferral-Ordinary (5)
$0	$0	$(27,316)	$(29,441)	$(551,290)	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, and Lehman securities.

80	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2016

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO CommodityRealReturn Strategy Fund

Short-Term	Long-Term
$198,797	$352,493
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO CommodityRealReturn Strategy Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$8,400,673	$136,842	$(119,439)	$17,403
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, convertible preferred securities, and treasury inflation-protected securities deflationary (TIPS) adjustments for federal income tax purposes.

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

PIMCO CommodityRealReturn Strategy Fund

March 31, 2016			March 31, 2015
Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$385,712	$0	$0	$500,006	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2016	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and

Shareholders of PIMCO CommodityRealReturn Strategy Fund®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows and the financial highlights (consolidated) present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn Strategy Fund® and its wholly owned subsidiary (collectively one series of PIMCO Funds, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

82	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JPMorgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	JPMorgan Securities, Inc.
BOS	Banc of America Securities LLC	MAC	Macquarie Bank Limited
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RDR	RBC Capital Markets
CIB	Canadian Imperial Bank of Commerce	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FOB	Credit Suisse Securities (USA) LLC	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GRE	RBS Securities, Inc.	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	MYR	Malaysian Ringgit
COP	Colombian Peso	NZD	New Zealand Dollar
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TWD	Taiwanese Dollar
HUF	Hungarian Forint	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:
BCOM	Bloomberg Commodity Index	EURMARGIN	European Refined Margin
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURSIMP	Weighted Basket of Refined Products
BCOMLC3T	Bloomberg Live Cattle 3-Month Forward	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
BCOMLC5	Bloomberg Live Cattle Sub-Index 5-Month Forward	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMLH3	Bloomberg Lean Hogs Sub-Index 3-Month Forward	JMABNICP	JPMorgan Nic P Custom Index
BCOMLH5	Bloomberg Lean Hogs Sub-Index 5-Month Forward	OREXIO	Iron Ore Spread
BCOMTR	Bloomberg Commodity Index Total Return	PLTMLNPM	London Platinum & Palladium Market PM Fix
BCOMTREXW	Bloomberg Commodity Ex-Chicago SRW Wheat Total Return Index	SLVRLND	London Silver Market Fixing Ltd.
CDX.IG	Credit Derivatives Index - Investment Grade	SPGCENP	S&P GSCI Energy Official Close Index ER
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SPGCNGP	S&P Goldman Sachs Commodity Natural Gas Index
CSMFHGER	CS Multi-Asset Futures Copper High Grade Excess Return Index	UKRPI	United Kingdom Retail Price Index
CUAC	Corn-Ethanol Spread Calendar Swap	ULSD	Ultra-Low Sulfur Diesel

ANNUAL REPORT	MARCH 31, 2016	83

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	oz.	Ounce
ALT	Alternate Loan Trust	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
NCUA	National Credit Union Administration	YOY	Year-Over-Year

84	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO CommodityRealReturn Strategy Fund	0.00%	0.27%	$385,712	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	MARCH 31, 2016	85

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

86	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2016	87

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2015	89

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3012AR_033116

PIMCO Funds

Annual Report

March 31, 2016

PIMCO Income Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields

2	PIMCO INCOME FUND

generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding

ANNUAL REPORT	MARCH 31, 2016	3

Chairman’s Letter (Cont.)

the Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between the Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. The Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the PIMCO Income Fund (Cont.)

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other related assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after

6	PIMCO INCOME FUND

purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	03/30/07	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees, (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

ANNUAL REPORT	MARCH 31, 2016	7

Important Information About the PIMCO Income Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO INCOME FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2016	9

PIMCO Income Fund

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	2.48%	7.95%	9.03%
PIMCO Income Fund Class P	2.37%	7.86%	8.93%
PIMCO Income Fund Administrative Class	2.22%	7.71%	8.77%
PIMCO Income Fund Class D	2.12%	7.65%	8.72%
PIMCO Income Fund Class A	2.06%	7.54%	8.58%
PIMCO Income Fund Class A (adjusted)	(1.74)%	6.73%	8.12%
PIMCO Income Fund Class C	1.28%	6.83%	7.82%
PIMCO Income Fund Class C (adjusted)	0.33%	6.83%	7.82%
PIMCO Income Fund Class R	1.80%	7.30%	8.33%
Barclays U.S. Aggregate Index	1.96%	3.78%	4.70%
Lipper Multi-Sector Income Funds Average	(1.68)%	3.33%	4.63%*

All Fund returns are net of fees and expenses.

* Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for Institutional Class shares, 0.55% for Class P shares, 0.70% for Administrative Class shares, 0.79% for Class D shares, 0.85% for Class A shares, 1.60% for Class C shares, and 1.10% for Class R shares.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	Class P - PONPX	Administrative Class - PIINX	Class D - PONDX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown†

Non-Agency Mortgage-Backed Securities	22.7%
Asset-Backed Securities	20.1%
Corporate Bonds & Notes	18.8%
U.S. Treasury Obligations	13.6%
Short-Term Instruments‡	11.5%
Sovereign Issues	7.0%
Other	6.3%

†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.
‡	Includes Central Funds used for Cash Management Purposes.

Investment Objective and Strategy Overview

»

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to investment grade credit spread risk relative to the Fund’s benchmark positively contributed to performance, as investment grade credit spreads widened.

»	An allocation to non-agency securities spread risk detracted from performance, as structured credit spreads generally widened.

»	An overweight to dollar-denominated emerging market debt benefited relative performance, as these securities generally posted positive total returns.
»	An underweight to U.S. duration (or sensitivity to changes in market interest rates) detracted from performance relative to the Fund’s benchmark index, as interest rates generally declined.

»	Exposure to local Brazilian duration detracted from performance, as Brazilian interest rates increased.

»	Exposure to Australian duration via interest rate swaps benefited performance, as Australian swap rates decreased.

»	An underweight to the Japanese yen versus the U.S. dollar detracted from performance, as the Japanese yen appreciated versus the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2016	11

Expense Example PIMCO Income Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,023.10	$2.28	$1,000.00	$1,022.75	$2.28	0.45%
Class P	1,000.00	1,022.60	2.78	1,000.00	1,022.25	2.78	0.55
Administrative Class	1,000.00	1,021.80	3.54	1,000.00	1,021.50	3.54	0.70
Class D	1,000.00	1,021.30	3.99	1,000.00	1,021.05	3.99	0.79
Class A	1,000.00	1,021.00	4.29	1,000.00	1,020.75	4.29	0.85
Class C	1,000.00	1,017.10	8.07	1,000.00	1,017.00	8.07	1.60
Class R	1,000.00	1,019.70	5.55	1,000.00	1,019.50	5.55	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	13

Financial Highlights PIMCO Income Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Total Distributions
Institutional Class
03/31/2016	$12.40	$0.47	$(0.18)	$0.29	$(0.91)	$(0.01)	$(0.92)
03/31/2015	12.47	0.54	0.19	0.73	(0.77)	(0.03)	(0.80)
03/31/2014	12.54	0.56	0.06	0.62	(0.67)	(0.02)	(0.69)
03/31/2013	11.26	0.60	1.51	2.11	(0.76)	(0.07)	(0.83)
03/31/2012	11.32	0.76	0.07	0.83	(0.80)	(0.09)	(0.89)
Class P
03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	(0.91)
03/31/2015	12.47	0.52	0.20	0.72	(0.76)	(0.03)	(0.79)
03/31/2014	12.54	0.54	0.07	0.61	(0.66)	(0.02)	(0.68)
03/31/2013	11.26	0.58	1.52	2.10	(0.75)	(0.07)	(0.82)
03/31/2012	11.32	0.74	0.08	0.82	(0.79)	(0.09)	(0.88)
Administrative Class
03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	(0.89)
03/31/2015	12.47	0.50	0.20	0.70	(0.74)	(0.03)	(0.77)
03/31/2014	12.54	0.53	0.06	0.59	(0.64)	(0.02)	(0.66)
03/31/2013	11.26	0.54	1.54	2.08	(0.73)	(0.07)	(0.80)
03/31/2012	11.32	0.74	0.06	0.80	(0.77)	(0.09)	(0.86)
Class D
03/31/2016	12.40	0.43	(0.18)	0.25	(0.87)	(0.01)	(0.88)
03/31/2015	12.47	0.49	0.21	0.70	(0.74)	(0.03)	(0.77)
03/31/2014	12.54	0.51	0.08	0.59	(0.64)	(0.02)	(0.66)
03/31/2013	11.26	0.56	1.52	2.08	(0.73)	(0.07)	(0.80)
03/31/2012	11.32	0.73	0.07	0.80	(0.77)	(0.09)	(0.86)
Class A
03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	(0.87)
03/31/2015	12.47	0.48	0.20	0.68	(0.72)	(0.03)	(0.75)
03/31/2014	12.54	0.51	0.06	0.57	(0.62)	(0.02)	(0.64)
03/31/2013	11.26	0.54	1.52	2.06	(0.71)	(0.07)	(0.78)
03/31/2012	11.32	0.71	0.07	0.78	(0.75)	(0.09)	(0.84)

Please see footnotes on page 16.

14	PIMCO INCOME FUND	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.77	2.48%	$22,362,456	0.45%		0.45%		0.45%		0.45%		3.90%	52%
12.40	5.98	17,154,519	0.45		0.45		0.45		0.45		4.26	164
12.47	5.08	14,860,145	0.45		0.45		0.45		0.45		4.49	251
12.54	19.27	12,784,174	0.47		0.48		0.44		0.45		4.95	226
11.26	7.71	4,840,829	0.56		0.61		0.40		0.45		6.82	311

11.77	2.37	10,598,545	0.55		0.55		0.55		0.55		3.80	52
12.40	5.89	8,305,727	0.55		0.55		0.55		0.55		4.12	164
12.47	5.00	4,296,314	0.55		0.55		0.55		0.55		4.40	251
12.54	19.17	2,506,400	0.57		0.58		0.54		0.55		4.76	226
11.26	7.62	453,077	0.66		0.71		0.50		0.55		6.66	311

11.77	2.22	273,019	0.70		0.70		0.70		0.70		3.66	52
12.40	5.74	213,959	0.70		0.70		0.70		0.70		3.97	164
12.47	4.87	141,218	0.70		0.70		0.70		0.70		4.32	251
12.54	19.02	26,705	0.72		0.73		0.69		0.70		4.45	226
11.26	7.47	1,780	0.81		0.86		0.65		0.70		6.58	311

11.77	2.12	9,219,703	0.79		0.79		0.79		0.79		3.56	52
12.40	5.67	7,352,218	0.79		0.79		0.79		0.79		3.91	164
12.47	4.83	5,275,821	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	4.16	251
12.54	18.97	4,489,774	0.77		0.78		0.74		0.75		4.58	226
11.26	7.43	1,044,204	0.86		0.91		0.70		0.75		6.50	311

11.77	2.06	7,101,561	0.85		0.85		0.85		0.85		3.50	52
12.40	5.58	5,509,496	0.85		0.85		0.85		0.85		3.86	164
12.47	4.70	4,659,829	0.85		0.85		0.85		0.85		4.11	251
12.54	18.83	4,016,302	0.87		0.88		0.84		0.85		4.47	226
11.26	7.29	918,965	0.96	(d)	1.01	(d)	0.80	(d)	0.85	(d)	6.36	311

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2016	15

Financial Highlights PIMCO Income Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Total Distributions
Class C
03/31/2016	$12.40	$0.33	$(0.18)	$0.15	$(0.77)	$(0.01)	$(0.78)
03/31/2015	12.47	0.39	0.21	0.60	(0.64)	(0.03)	(0.67)
03/31/2014	12.54	0.42	0.08	0.50	(0.55)	(0.02)	(0.57)
03/31/2013	11.26	0.45	1.54	1.99	(0.64)	(0.07)	(0.71)
03/31/2012	11.32	0.63	0.08	0.71	(0.68)	(0.09)	(0.77)
Class R
03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	(0.84)
03/31/2015	12.47	0.45	0.21	0.66	(0.70)	(0.03)	(0.73)
03/31/2014	12.54	0.48	0.07	0.55	(0.60)	(0.02)	(0.62)
03/31/2013	11.26	0.51	1.53	2.04	(0.69)	(0.07)	(0.76)
03/31/2012	11.32	0.68	0.08	0.76	(0.73)	(0.09)	(0.82)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was increased by 0.04% to an annual rate of 0.29%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO INCOME FUND	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.77	1.28%	$6,480,609	1.60%		1.60%		1.60%		1.60%		2.75%	52%
12.40	4.87	5,081,593	1.60		1.60		1.60		1.60		3.10	164
12.47	4.08	3,754,059	1.60		1.60		1.60		1.60		3.36	251
12.54	18.10	2,712,135	1.62		1.63		1.59		1.60		3.71	226
11.26	6.58	603,788	1.71	(d)	1.76	(d)	1.55	(d)	1.60	(d)	5.61	311

11.77	1.80	204,389	1.10		1.10		1.10		1.10		3.26	52
12.40	5.34	106,551	1.10		1.10		1.10		1.10		3.58	164
12.47	4.49	64,662	1.10		1.10		1.10		1.10		3.90	251
12.54	18.58	35,624	1.12		1.13		1.09		1.10		4.20	226
11.26	7.05	4,225	1.21	(d)	1.26	(d)	1.05	(d)	1.10	(d)	6.11	311

ANNUAL REPORT	MARCH 31, 2016	17

Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities	$53,746,878
Investments in Affiliates	3,920,732
Financial Derivative Instruments
Exchange-traded or centrally cleared	59,240
Over the counter	296,437
Deposits with counterparty	23,513
Foreign currency, at value	109,238
Receivable for investments sold	52,078
Receivable for TBA investments sold	134,639
Receivable for Fund shares sold	194,442
Interest and/or dividends receivable	268,740
Dividends receivable from Affiliates	2,753
Other assets	11
Total Assets	58,808,701

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$88,430
Payable for short sales	95,861
Financial Derivative Instruments
Exchange-traded or centrally cleared	28,689
Over the counter	1,572,597
Payable for investments purchased	484,048
Payable for investments in Affiliates purchased	2,753
Payable for TBA investments purchased	45,475
Deposits from counterparty	23,614
Payable for Fund shares redeemed	159,520
Dividends payable	26,212
Overdraft due to custodian	7,863
Accrued investment advisory fees	11,657
Accrued supervisory and administrative fees	12,605
Accrued distribution fees	6,050
Accrued servicing fees	2,860
Other liabilities	185
Total Liabilities	2,568,419

Net Assets	$56,240,282

Net Assets Consist of:
Paid in capital	$57,766,229
(Overdistributed) net investment income	(512,548)
Accumulated undistributed net realized (loss)	(679,214)
Net unrealized (depreciation)	(334,185)
$56,240,282

Cost of investments in securities	$53,807,883
Cost of investments in Affiliates	$3,918,321
Cost of foreign currency held	$109,422
Proceeds received on short sales	$95,410
Cost or premiums of financial derivative instruments, net	$(879,883)

18	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

Net Assets:
Institutional Class	$22,362,456
Class P	10,598,545
Administrative Class	273,019
Class D	9,219,703
Class A	7,101,561
Class C	6,480,609
Class R	204,389
Shares Issued and Outstanding:
Institutional Class	1,900,452
Class P	900,708
Administrative Class	23,202
Class D	783,529
Class A	603,520
Class C	550,749
Class R	17,370
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.77
Class P	11.77
Administrative Class	11.77
Class D	11.77
Class A	11.77
Class C	11.77
Class R	11.77

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2016	19

Statement of Operations PIMCO Income Fund

Year Ended March 31, 2016
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$2,075,863
Dividends	6,510
Dividends from Investments in Affiliates	93,028
Total Income	2,175,401

Expenses:
Investment advisory fees	124,817
Supervisory and administrative fees	135,562
Distribution and/or servicing fees - Administrative Class	585
Distribution and/or servicing fees - Class D	20,774
Distribution fees - Class C	43,113
Distribution fees - Class R	376
Servicing fees - Class A	15,619
Servicing fees - Class C	14,371
Servicing fees - Class R	376
Trustee fees	247
Interest expense	664
Miscellaneous expense	310
Total Expenses	356,814

Net Investment Income	1,818,587

Net Realized Gain (Loss):
Investments in securities	(432,621)
Investments in Affiliates	(65,234)
Exchange-traded or centrally cleared financial derivative instruments	711,925
Over the counter financial derivative instruments	567,280
Foreign currency	(52,763)

Net Realized Gain	728,587

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(180,937)
Investments in Affiliates	22,578
Exchange-traded or centrally cleared financial derivative instruments	(145,390)
Over the counter financial derivative instruments	(1,153,014)
Foreign currency assets and liabilities	7,385

Net Change in Unrealized (Depreciation)	(1,449,378)

Net Increase in Net Assets Resulting from Operations	$1,097,796

* Foreign tax withholdings	$99

20	PIMCO INCOME FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands)	Year Ended March 31, 2016	Year Ended March 31, 2015
Increase in Net Assets from:

Operations:
Net investment income	$1,818,587	$1,538,484
Net realized gain	728,587	1,143,829
Net change in unrealized (depreciation)	(1,449,378)	(610,884)

Net Increase in Net Assets Resulting from Operations	1,097,796	2,071,429

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(1,460,283)	(978,395)
Class P	(771,971)	(396,277)
Administrative Class	(17,413)	(10,994)
Class D	(608,250)	(384,905)
Class A	(455,928)	(291,980)
Class C	(374,817)	(228,539)
Class R	(10,982)	(4,613)
From net realized capital gains(a)
Institutional Class	(17,369)	(36,316)
Class P	(9,807)	(16,773)
Administrative Class	(209)	(483)
Class D	(7,630)	(16,010)
Class A	(5,811)	(11,714)
Class C	(5,344)	(10,793)
Class R	(155)	(200)

Total Distributions	(3,745,969)	(2,387,992)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	15,164,392	10,988,578

Total Increase in Net Assets	12,516,219	10,672,015

Net Assets:
Beginning of year	43,724,063	33,052,048
End of year*	$56,240,282	$43,724,063

*Including undistributed (overdistributed) net investment income of:	$(512,548)	$667,202

**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2016	21

Schedule of Investments PIMCO Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

BANK LOAN OBLIGATIONS 3.8%
Albertson’s Holdings LLC
5.125% due 08/25/2019	$947	$948
5.500% due 08/25/2021	34,823	34,899
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023	4,000	3,985
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (i)	39,876	40,349
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	2,313	2,315
Charter Communications Operating LLC
3.000% due 07/01/2020	2,907	2,901
Chrysler Group LLC
3.250% due 12/31/2018	13,747	13,744
3.500% due 05/24/2017	13,074	13,087
CSC Holdings LLC
2.933% due 04/17/2020	22,321	22,318
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021	23,537	23,614
Dell International LLC
4.000% due 04/29/2020	2,853	2,853
Dell, Inc.
3.750% due 10/29/2018	49,273	49,316
Delos Finance SARL
3.500% due 03/06/2021	24,357	24,448
Endo Luxembourg Finance Co. S.a r.l.
3.750% due 09/26/2022	11,257	11,102
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016	1,153,797	1,154,037
Fortescue Metals Group Ltd.
4.250% due 06/30/2019	17,967	15,227
HCA, Inc.
3.381% due 05/01/2018	20,826	20,850
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	170,305	170,560
iHeartCommunications, Inc.
7.183% due 01/30/2019	185,540	127,520
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	11,686	10,930
La Quinta Intermediate Holdings LLC
3.750% due 04/14/2021	3,507	3,457
Las Vegas Sands LLC
3.250% due 12/19/2020	3,184	3,185
Mallinckrodt International Finance S.A.
3.500% due 03/19/2021	4,352	4,238
MGM Resorts International
3.183% due 12/20/2017	95,879	95,759
3.500% due 12/20/2019	45,909	45,871

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRG Energy, Inc.
2.750% due 07/02/2018	$19,016	$18,863
OGX (13.000% PIK)
13.000% due 04/10/2049 (c)	6,836	2,349
Rise Ltd.
4.750% due 01/31/2021 (i)	4,093	4,085
Sequa Corp.
5.250% due 06/19/2017	6,850	4,727
T-Mobile USA, Inc.
3.500% due 11/09/2022	40,801	41,010
Texas Competitive Electric Holdings Co. LLC
3.750% due 11/07/2016	11,908	11,886
Univision Communications, Inc.
4.000% due 03/01/2020	140,940	139,731
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020	3,438	3,240
4.000% due 04/01/2022	8,966	8,487
5.500% due 12/11/2019	2,132	2,017
Westmoreland Coal Co.
7.500% due 12/16/2020	17,661	10,641

Total Bank Loan Obligations (Cost $2,210,133)		2,144,549

CORPORATE BONDS & NOTES 19.2%

BANKING & FINANCE 11.8%
Abbey National Treasury Services PLC
2.500% due 03/14/2019	5,400	5,465
4.000% due 04/27/2016	10,000	10,020
AGFC Capital Trust
6.000% due 01/15/2067	70,600	36,712
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022	13,000	14,032
Ally Financial, Inc.
2.750% due 01/30/2017	52,430	52,299
3.250% due 09/29/2017	15,500	15,461
3.300% due 07/18/2016	4,150	4,159
3.500% due 07/18/2016	112,695	113,033
3.600% due 05/21/2018	129,820	129,495
4.750% due 09/10/2018	28,385	28,988
5.500% due 02/15/2017	229,065	233,834
6.250% due 12/01/2017	40,750	42,584
American International Group, Inc.
3.300% due 03/01/2021	9,660	9,891
3.900% due 04/01/2026	35,700	35,905
4.125% due 02/15/2024	1,240	1,295
4.875% due 06/01/2022	5,100	5,617
6.400% due 12/15/2020	1,050	1,222
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (h)	6,600	6,806

22	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco do Brasil S.A.
3.875% due 10/10/2022		$3,571	$3,091
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	27,100	7,555
4.000% due 01/21/2019 ^		6,600	1,840
4.750% due 01/15/2018 ^		44,800	12,490
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (h)		1,900	2,132
Banco Santander S.A.
6.250% due 09/11/2021 (h)		34,600	35,355
Bank of America Corp.
3.300% due 01/11/2023		$4,400	4,445
3.875% due 08/01/2025		39,740	41,427
4.000% due 04/01/2024		2,200	2,313
4.057% due 10/21/2025	MXN	118,000	7,666
4.100% due 07/24/2023		$5,200	5,495
4.125% due 01/22/2024		3,200	3,397
6.400% due 08/28/2017		2,800	2,977
Bank of America N.A.
1.750% due 06/05/2018		27,600	27,606
Barclays Bank PLC
7.625% due 11/21/2022		82,100	88,411
7.750% due 04/10/2023		3,600	3,785
14.000% due 06/15/2019 (h)	GBP	5,800	10,550
Barclays PLC
3.650% due 03/16/2025		$1,100	1,034
4.375% due 01/12/2026		58,600	57,617
6.500% due 09/15/2019 (h)	EUR	25,191	25,471
7.875% due 09/15/2022 (h)	GBP	10,380	13,304
8.000% due 12/15/2020 (h)	EUR	51,900	57,285
8.250% due 12/15/2018 (h)		$44,399	44,514
BGC Partners, Inc.
5.375% due 12/09/2019		27,740	29,174
Blackstone CQP Holdco LP
9.296% due 03/19/2019		273,155	276,228
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		5,000	4,844
7.625% due 03/30/2021 (h)		21,300	21,460
BPCE S.A.
12.500% due 09/30/2019 (h)		33,500	41,484
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,126	11,230
CIT Group, Inc.
4.250% due 08/15/2017		96,340	98,277
5.000% due 05/15/2017		51,755	52,790
5.250% due 03/15/2018		5,322	5,519
6.625% due 04/01/2018		3,300	3,477
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	6,598	10,176
7.500% due 07/08/2026		950	1,457
Columbia Property Trust Operating Partnership LP
5.875% due 04/01/2018		$6,000	6,394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. Andina de Fomento
3.950% due 10/15/2021 (g)	MXN	54,335	$3,178
Credit Agricole S.A.
7.500% due 06/23/2026 (h)	GBP	16,700	21,086
7.875% due 01/23/2024 (h)		$19,500	18,502
8.125% due 12/23/2025 (h)		26,600	26,640
Credit Suisse AG
6.500% due 08/08/2023		2,700	2,916
Credit Suisse Group AG
6.250% due 12/18/2024 (h)		11,200	10,323
7.500% due 12/11/2023 (h)		25,900	25,567
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		9,750	9,720
Eksportfinans ASA
0.720% due 07/28/2016	JPY	200,000	1,775
2.375% due 05/25/2016		$24,350	24,377
5.500% due 05/25/2016		4,400	4,425
5.500% due 06/26/2017		1,200	1,251
Ford Motor Credit Co. LLC
1.154% due 09/08/2017		300	296
1.462% due 03/12/2019		1,300	1,269
1.534% due 06/15/2018		200	197
1.549% due 11/04/2019		700	676
1.557% due 01/09/2018		3,000	2,966
1.684% due 09/08/2017		200	199
1.724% due 12/06/2017		200	199
2.200% due 01/08/2019		200	200
2.240% due 06/15/2018		4,710	4,711
2.375% due 01/16/2018		10,500	10,554
2.551% due 10/05/2018		2,200	2,211
5.000% due 05/15/2018		2,500	2,641
General Motors Financial Co., Inc.
2.750% due 05/15/2016		15,459	15,487
3.700% due 11/24/2020		3,669	3,745
6.750% due 06/01/2018		2,200	2,378
Goldman Sachs Group, Inc.
2.750% due 09/15/2020		9,700	9,861
3.500% due 01/23/2025		4,600	4,653
3.625% due 01/22/2023		7,300	7,543
3.750% due 05/22/2025		29,000	29,752
4.750% due 10/21/2045		15,500	16,270
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		4,000	4,636
HBOS PLC
5.374% due 06/30/2021	EUR	20,800	26,680
6.750% due 05/21/2018		$14,500	15,718
Hospitality Properties Trust
5.000% due 08/15/2022		11,895	12,384
HSBC Holdings PLC
2.874% due 03/08/2021		49,844	51,035
3.400% due 03/08/2021		60,400	61,688
4.300% due 03/08/2026		61,100	63,086

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	23

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
5.750% due 05/15/2016		$22,050	$22,111
6.750% due 09/01/2016		10,700	10,874
7.125% due 09/01/2018		38,400	41,952
8.750% due 03/15/2017		3,600	3,801
Intesa Sanpaolo SpA
7.700% due 09/17/2025 (h)		5,500	5,060
Jefferies Finance LLC
6.875% due 04/15/2022		3,300	2,813
7.500% due 04/15/2021		3,600	3,110
Jefferies Group LLC
6.500% due 01/20/2043		42,700	38,162
JPMorgan Chase & Co.
2.115% due 03/01/2021		75,900	77,103
2.550% due 03/01/2021		39,600	39,992
7.900% due 04/30/2018 (h)		10,000	10,013
KBC Bank NV
8.000% due 01/25/2023		13,400	14,506
Kilroy Realty LP
4.800% due 07/15/2018		11,000	11,585
Kookmin Bank
2.250% due 02/03/2021		40,400	40,671
Lloyds Bank PLC
12.000% due 12/16/2024 (h)		34,150	46,047
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	42,135	58,705
7.875% due 06/27/2029 (h)		6,800	9,461
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$40,600	41,495
3.850% due 03/01/2026		40,600	42,279
MMCapS Funding Ltd.
1.130% due 12/26/2039		10,100	5,151
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	38,350	42,913
Nationwide Building Society
3.900% due 07/21/2025		$20,700	21,883
Navient Corp.
5.500% due 01/15/2019		15,244	15,053
8.000% due 03/25/2020		600	599
8.450% due 06/15/2018		37,645	40,468
8.780% due 09/15/2016	MXN	9,100	529
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2017	DKK	240,000	37,359
2.000% due 10/01/2047		105,970	15,389
2.500% due 10/01/2047		20,400	3,063
Novo Banco S.A.
5.000% due 04/04/2019	EUR	15,147	13,276
5.000% due 04/23/2019		26,931	23,562
5.000% due 05/14/2019		12,324	10,782
5.000% due 05/21/2019		25,023	21,892
5.000% due 05/23/2019		8,606	7,529

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nykredit Realkredit A/S
1.000% due 04/01/2017	DKK	77,200	$11,915
1.000% due 01/01/2019		150,000	23,411
2.000% due 04/01/2017		127,300	19,840
2.000% due 10/01/2047		393,059	57,052
2.500% due 10/01/2047		1,977,332	296,743
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$37,700	37,879
7.250% due 12/15/2021		19,324	19,324
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018		872	892
Preferred Term Securities Ltd.
0.000% due 09/26/2034 (f)		6,000	1,560
0.934% due 03/22/2037		101,904	71,842
0.934% due 12/22/2037		20,207	13,539
0.944% due 12/22/2036		56,719	39,703
0.974% due 09/22/2036		69,096	49,058
0.984% due 06/22/2037		53,706	29,001
1.004% due 09/22/2037		44,989	23,844
1.014% due 12/22/2036		17,194	9,972
1.014% due 03/22/2037		48,836	25,395
1.024% due 12/22/2036		3,264	1,926
1.034% due 09/22/2036		30,787	17,087
1.034% due 12/22/2037		2,226	1,224
1.034% due 03/22/2038		117,714	79,278
1.042% due 06/23/2035		289	214
1.064% due 12/22/2035		31,792	17,168
1.084% due 03/22/2038		7,469	4,407
1.114% due 09/23/2035		8,209	4,515
1.134% due 03/23/2035		19,748	14,614
1.140% due 06/23/2035		10,965	5,811
1.203% due 09/26/2034		7,500	4,350
1.214% due 03/23/2035		14,250	8,123
1.234% due 03/22/2038		18,650	9,698
1.242% due 06/24/2034		9,239	5,359
1.254% due 12/22/2036		34,711	17,849
1.292% due 09/24/2033		468	374
1.350% due 07/03/2033		249	214
1.384% due 09/23/2035		21,634	11,682
1.472% due 09/24/2033		41,923	26,831
1.480% due 04/03/2033		431	366
1.490% due 07/03/2033		10,000	6,950
1.522% due 12/24/2033		5,000	3,175
1.530% due 01/03/2033		22,233	16,230
1.534% due 03/22/2038		75,393	57,299
Programa Cedulas TDA Fondo de Titulizacion de Activos
0.014% due 04/08/2016	EUR	5,000	5,690
Prologis LP
3.750% due 11/01/2025		$7,760	8,117
Rabobank Group
6.875% due 03/19/2020	EUR	51,950	69,901
8.375% due 07/26/2016 (h)		$42,503	43,169
8.400% due 06/29/2017 (h)		20,220	21,380

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RCI Banque S.A.
4.600% due 04/12/2016		$4,430	$4,434
Realkredit Danmark A/S
1.000% due 04/01/2017	DKK	1,178,600	182,144
2.000% due 04/01/2017		125,200	19,509
2.500% due 10/01/2047		554,008	83,395
Regional Diversified Funding Ltd.
0.949% due 01/25/2036		$2,068	1,613
Rio Oil Finance Trust
9.250% due 07/06/2024		8,200	5,166
9.750% due 01/06/2027		31,850	19,260
Royal Bank of Scotland Group PLC
4.700% due 07/03/2018		400	412
4.800% due 04/05/2026 (b)		43,700	43,954
6.990% due 10/05/2017 (h)(j)		13,813	15,125
6.990% due 10/05/2017 (h)		6,750	7,391
7.500% due 08/10/2020 (h)		10,700	9,978
8.000% due 08/10/2025 (h)		8,900	8,508
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	5,000	6,259
9.500% due 03/16/2022		$2,400	2,543
10.500% due 03/16/2022	EUR	1,100	1,362
13.125% due 03/19/2022	AUD	2,692	2,211
Santander Holdings USA, Inc.
4.500% due 07/17/2025		$134,583	138,671
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	28,600	32,711
4.950% due 02/07/2017		$88,800	90,443
5.180% due 06/28/2019		24,200	24,829
5.400% due 03/24/2017		4,500	4,613
5.717% due 06/16/2021		83,400	85,649
6.125% due 02/07/2022		221,885	230,341
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	32,539
7.750% due 03/15/2020		21,995	25,783
SLM Student Loan Trust
0.325% due 12/15/2033	EUR	1,753	1,640
Societe Generale S.A.
8.000% due 09/29/2025 (h)		$40,000	38,900
Springleaf Finance Corp.
5.750% due 09/15/2016		1,000	1,008
6.500% due 09/15/2017		21,572	22,111
6.900% due 12/15/2017		381,334	394,681
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	19,491	24,592
Sumitomo Mitsui Financial Group, Inc.
2.316% due 03/09/2021		$14,600	14,745
2.934% due 03/09/2021		14,600	14,894
3.784% due 03/09/2026		14,600	15,056
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,267	6,566
5.744% due 04/13/2040		5,442	7,114
5.801% due 10/13/2040		22,812	29,219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.052% due 10/13/2039	GBP	23,699	$32,758
7.623% due 07/13/2039		7,527	11,819
TIG FinCo PLC
8.500% due 03/02/2020		1,655	2,425
8.750% due 04/02/2020		8,144	9,503
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)		$102,551	23,886
Trafford Centre Finance Ltd.
1.314% due 07/28/2038	GBP	6,550	8,515
U.S. Capital Funding Ltd.
0.897% due 07/10/2043		$63,216	39,826
1.236% due 05/01/2034		2,484	1,988
UBS AG
4.750% due 05/22/2023		2,700	2,742
4.750% due 02/12/2026	EUR	1,900	2,269
5.125% due 05/15/2024		$54,000	54,878
7.250% due 02/22/2022		13,000	13,401
7.625% due 08/17/2022		84,765	97,208
UBS Group Funding Jersey Ltd.
2.443% due 04/14/2021 (b)		30,000	30,035
2.950% due 09/24/2020		9,753	9,800
3.000% due 04/15/2021 (b)		40,000	40,123
4.125% due 09/24/2025		115,338	115,778
4.125% due 04/15/2026 (b)		17,300	17,332
UniCredit SpA
8.000% due 06/03/2024 (h)		3,100	2,589
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		14,200	13,862
6.025% due 07/05/2022		52,557	51,637
6.902% due 07/09/2020		34,834	36,052
Volkswagen Bank GmbH
0.209% due 11/27/2017	EUR	7,200	8,030
Vonovia Finance BV
3.200% due 10/02/2017		$7,800	7,878
Wells Fargo & Co.
1.975% due 03/04/2021		32,100	32,655
2.500% due 03/04/2021		44,000	44,608
Welltower, Inc.
4.250% due 04/01/2026		16,700	16,964

			6,620,972

INDUSTRIALS 3.6%
AbbVie, Inc.
2.500% due 05/14/2020		6,700	6,832
3.600% due 05/14/2025		49,573	52,159
Actavis Funding SCS
3.000% due 03/12/2020		13,200	13,615
3.800% due 03/15/2025		18,350	19,131
3.850% due 06/15/2024		2,500	2,626
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	5,400	6,099

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	25

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
5.250% due 07/31/2022	$1,590	$1,683
Amgen, Inc.
3.125% due 05/01/2025	18,796	19,087
3.625% due 05/22/2024	2,400	2,538
3.875% due 11/15/2021	8,263	8,971
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021	21,758	22,383
3.300% due 02/01/2023	21,758	22,647
3.650% due 02/01/2026	21,758	22,910
4.700% due 02/01/2036	21,758	23,565
4.900% due 02/01/2046	21,758	24,370
Aviation Capital Group Corp.
3.875% due 09/27/2016	10,857	10,925
BMC Software Finance, Inc.
8.125% due 07/15/2021	1,472	1,067
Boston Scientific Corp.
2.850% due 05/15/2020	5,600	5,695
3.375% due 05/15/2022	1,700	1,739
3.850% due 05/15/2025	4,800	4,989
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(j)	20,778	14,441
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^§	148,688	126,757
9.000% due 02/15/2020 ^§	178,584	152,577
11.250% due 06/01/2017 ^§	36,934	31,255
California Resources Corp.
5.000% due 01/15/2020	5,974	1,389
5.500% due 09/15/2021	2,437	548
8.000% due 12/15/2022	59,209	22,943
Canadian Natural Resources Ltd.
1.750% due 01/15/2018	2,200	2,146
CCO Safari LLC
3.579% due 07/23/2020	14,558	14,893
4.464% due 07/23/2022	21,837	22,903
4.908% due 07/23/2025	32,757	34,616
6.384% due 10/23/2035	7,278	8,036
Centex LLC
6.500% due 05/01/2016	8,500	8,511
Chesapeake Energy Corp.
3.872% due 04/15/2019	24,475	9,606
8.000% due 12/15/2022	15,000	7,425
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	1,256	1,295
5.500% due 04/29/2022	1,224	1,237
7.250% due 05/10/2021	6,485	7,320
7.707% due 10/02/2022	2,864	3,121
7.875% due 01/02/2020	1,277	1,330
Continental Resources, Inc.
4.500% due 04/15/2023	11,272	9,483
4.900% due 06/01/2044	1,100	825
5.000% due 09/15/2022	7,480	6,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CVS Health Corp.
3.875% due 07/20/2025		$16,728	$18,094
CVS Pass-Through Trust
4.163% due 08/11/2036		7,063	7,093
5.773% due 01/10/2033		6,039	6,557
5.880% due 01/10/2028		1,546	1,710
7.507% due 01/10/2032		4,292	5,178
D.R. Horton, Inc.
6.500% due 04/15/2016		14,000	14,009
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		5,097	5,728
Devon Energy Corp.
6.300% due 01/15/2019		1,800	1,823
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	15,418	23,376
6.875% due 02/15/2021		5,000	7,465
6.875% due 05/09/2025		15,750	22,564
First Quantum Minerals Ltd.
6.750% due 02/15/2020		$25,631	17,685
7.000% due 02/15/2021		14,714	9,932
7.250% due 10/15/2019		10,900	7,875
Greene King Finance PLC
5.702% due 12/15/2034	GBP	427	560
HCA, Inc.
3.750% due 03/15/2019		$39,602	40,667
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	74,500	77,356
5.014% due 12/27/2017		12,300	12,719
Host Hotels & Resorts LP
4.000% due 06/15/2025		$6,070	5,926
Hyatt Hotels Corp.
4.850% due 03/15/2026		6,000	6,276
iHeartCommunications, Inc.
9.000% due 12/15/2019		38,007	28,268
9.000% due 03/01/2021		139,106	97,374
9.000% due 09/15/2022		163,169	113,198
Imperial Tobacco Finance PLC
3.500% due 02/11/2023		15,806	16,085
Intelsat Luxembourg S.A.
8.125% due 06/01/2023		3,500	1,063
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		18,780	15,540
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		1,000	989
Kraft Heinz Foods Co.
3.950% due 07/15/2025		31,547	33,669
MGM Resorts International
6.875% due 04/01/2016		1,400	1,400
7.500% due 06/01/2016		8,700	8,776
10.000% due 11/01/2016		32,750	34,105

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Norfolk Southern Corp.
2.903% due 02/15/2023		$1,700	$1,711
3.850% due 01/15/2024		2,400	2,556
Novasep Holding S.A.S.
8.000% due 12/15/2016		389	351
Numericable SFR S.A.
4.875% due 05/15/2019		140,633	140,633
5.625% due 05/15/2024	EUR	4,300	4,948
6.000% due 05/15/2022		$10,600	10,388
6.250% due 05/15/2024		54,734	53,338
OGX Austria GmbH
8.375% due 04/01/2022 ^		39,820	0
8.500% due 06/01/2018 ^		136,860	0
Perstorp Holding AB
8.750% due 05/15/2017		41,900	42,005
9.000% due 05/15/2017	EUR	14,800	16,841
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		$5,751	2,936
5.375% due 04/12/2027		33,529	10,726
6.000% due 11/15/2026		10,300	3,203
8.500% due 11/02/2017		2,556	1,358
Pioneer Natural Resources Co.
6.875% due 05/01/2018		1,300	1,384
7.500% due 01/15/2020		300	340
QVC, Inc.
5.450% due 08/15/2034		3,620	3,210
Rockies Express Pipeline LLC
6.875% due 04/15/2040		3,669	3,087
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689	72,711
Sequa Corp.
7.000% due 12/15/2017		$7,965	1,135
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		22,529	22,191
Spirit Issuer PLC
3.287% due 12/28/2031	GBP	12,782	16,524
5.472% due 12/28/2028		27,820	40,066
6.582% due 12/28/2027		16,389	24,357
Stryker Corp.
2.000% due 03/08/2019		$3,900	3,942
2.625% due 03/15/2021		1,900	1,939
3.500% due 03/15/2026		5,600	5,819
4.625% due 03/15/2046		4,600	4,940
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		9,500	9,849
Telefonica Emisiones S.A.U.
4.570% due 04/27/2023		2,500	2,736
Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022		6,060	6,191
4.150% due 02/01/2024		8,624	9,109
4.500% due 03/01/2021		8,140	8,806

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Times Square Hotel Trust
8.528% due 08/01/2026		$1,733	$2,051
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,132	1,309
UAL Pass-Through Trust
9.750% due 07/15/2018		3,031	3,187
10.400% due 05/01/2018		15,435	16,054
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	16,175	22,996
6.542% due 03/30/2021		10,886	16,038
United Airlines Pass-Through Trust
4.000% due 10/11/2027		$4,948	5,115
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	9,200	7,760
Virgin Australia Trust
5.000% due 04/23/2025		$2,695	2,752
6.000% due 04/23/2022		589	595
Volkswagen Group of America Finance LLC
1.058% due 11/20/2017		600	589
Westmoreland Coal Co.
8.750% due 01/01/2022		10,637	6,249
Whole Foods Market, Inc.
5.200% due 12/03/2025		26,740	28,085
Wyndham Worldwide Corp.
5.625% due 03/01/2021		1,000	1,096
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		9,789	9,913

			2,058,351

UTILITIES 3.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		7,300	8,085
AT&T, Inc.
2.800% due 02/17/2021		8,681	8,899
3.000% due 06/30/2022		23,650	24,040
3.400% due 05/15/2025		5,555	5,579
3.600% due 02/17/2023		8,681	9,035
3.875% due 08/15/2021		8,906	9,493
4.125% due 02/17/2026		18,093	19,154
5.650% due 02/15/2047		8,681	9,620
Dominion Resources, Inc.
1.900% due 06/15/2018		1,000	1,003
4.450% due 03/15/2021		1,500	1,627
Exelon Corp.
2.850% due 06/15/2020		1,900	1,946
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		104,130	96,270
6.000% due 11/27/2023		284,280	282,503
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		3,000	2,935

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	27

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 02/06/2028		$77,300	$70,251
5.999% due 01/23/2021		98,924	102,473
6.510% due 03/07/2022		46,940	49,251
6.605% due 02/13/2018	EUR	10,150	12,387
7.288% due 08/16/2037		$67,499	73,743
7.288% due 08/16/2037 (j)		15,900	17,371
8.146% due 04/11/2018		28,050	30,462
8.625% due 04/28/2034		170,424	201,637
9.250% due 04/23/2019		193,277	219,720
Illinois Power Generating Co.
6.300% due 04/01/2020		19,265	6,454
7.000% due 04/15/2018 (j)		18,925	7,475
7.950% due 06/01/2032		3,800	1,178
Linn Energy LLC
12.000% due 12/15/2020 ^		7,807	1,112
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		19,233	6,251
Petrobras Global Finance BV
2.000% due 05/20/2016		11,082	11,069
2.238% due 05/20/2016		30,197	30,167
2.750% due 01/15/2018	EUR	21,200	21,892
2.762% due 01/15/2019		$38,486	31,370
3.000% due 01/15/2019		16,868	14,498
3.002% due 03/17/2017		73,647	71,261
3.250% due 03/17/2017		42,354	41,666
3.250% due 04/01/2019	EUR	9,233	8,878
3.500% due 02/06/2017		$35,732	35,221
3.522% due 03/17/2020		27,707	21,404
3.750% due 01/14/2021	EUR	1,800	1,613
4.250% due 10/02/2023		500	413
4.375% due 05/20/2023		$54,310	39,766
4.875% due 03/07/2018	EUR	200	213
4.875% due 03/17/2020		$38,044	31,755
5.375% due 01/27/2021		80,973	66,677
5.625% due 05/20/2043		2,760	1,812
5.750% due 01/20/2020		54,133	46,771
5.875% due 03/01/2018		14,205	13,669
5.875% due 03/07/2022	EUR	3,300	3,142
6.250% due 03/17/2024		$1,018	817
6.250% due 12/14/2026	GBP	4,500	4,513
6.625% due 01/16/2034		8,700	8,307
6.750% due 01/27/2041		$108,055	77,529
6.850% due 06/05/2115		80,572	55,772
6.875% due 01/20/2040		31,392	22,703
7.250% due 03/17/2044		5,000	3,744
7.875% due 03/15/2019		97,382	93,633
Sierra Hamilton LLC
12.250% due 12/15/2018		15,300	9,180
Sprint Communications, Inc.
6.000% due 12/01/2016		2,235	2,232
Sprint Corp.
7.125% due 06/15/2024		30,638	22,902
7.875% due 09/15/2023		860	660

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tenaska Alabama Partners LP
7.000% due 06/30/2021		$717	$728
Tokyo Electric Power Co. Holdings, Inc.
2.125% due 03/24/2017	CHF	3,000	3,171
Tokyo Electric Power Co., Inc.
1.970% due 06/27/2016	JPY	50,000	446
2.060% due 08/31/2016		90,000	805
2.080% due 05/31/2016		210,000	1,871
Verizon Communications, Inc.
4.600% due 04/01/2021		$4,450	4,956
5.150% due 09/15/2023		43,839	50,697
Yellowstone Energy LP
5.750% due 12/31/2026		5,666	5,805

			2,143,682

Total Corporate Bonds & Notes (Cost $11,344,571)			10,823,005

CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
SL Green Operating Partnership LP
3.000% due 10/15/2017		25,000	32,062

Total Convertible Bonds & Notes (Cost $24,955)			32,062

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		7,500	11,060
6.918% due 04/01/2040		7,000	9,927

			20,987

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		15,580	15,963
7.750% due 01/01/2042		27,620	27,564
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		12,080	13,048
7.350% due 07/01/2035		2,085	2,280

			58,855

Total Municipal Bonds & Notes (Cost $71,703)			79,842

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
0.479% due 12/25/2036		124	124

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.553% due 03/25/2034	$34	$34
0.583% due 08/25/2034	14	14
0.634% due 09/25/2031	2,438	2,372
0.780% due 02/25/2022 (a)	269,704	9,704
0.783% due 03/25/2044	17	17
0.833% due 11/25/2021 - 08/25/2036	39	40
0.840% due 04/18/2028 - 09/18/2031	9	9
0.883% due 07/25/2021	5	5
0.907% due 09/25/2022 (a)	102,453	4,425
1.117% due 09/25/2018 (a)	143,483	2,504
1.133% due 08/25/2022	4	4
1.164% due 09/25/2022	3	3
1.210% due 11/01/2028	36	36
1.233% due 05/25/2022	2	2
1.280% due 04/25/2023	4	4
1.283% due 05/25/2018 - 10/25/2020	9	10
1.333% due 05/25/2021 - 10/25/2021	17	17
1.550% due 10/01/2044	7	7
1.630% due 03/25/2022	7	7
1.633% due 01/25/2024	11	11
1.680% due 09/25/2022	3	3
1.722% due 10/01/2040	50	52
1.730% due 01/25/2022	15	15
1.733% due 11/25/2021	14	14
1.856% due 03/01/2020	4	4
1.875% due 01/01/2018	1	1
1.894% due 10/01/2017 - 07/01/2018	13	13
1.899% due 09/01/2017 - 03/01/2033	30	31
1.905% due 11/01/2020	16	16
1.965% due 12/01/2035	19	20
2.000% due 08/01/2018	12	12
2.010% due 12/01/2034	195	202
2.038% due 02/01/2034	1,213	1,264
2.053% due 01/01/2018	5	5
2.056% due 11/01/2033	54	57
2.113% due 07/01/2032	141	145
2.191% due 07/01/2017	1	1
2.200% due 08/01/2017	3	4
2.209% due 08/01/2033	85	89
2.250% due 07/01/2032	84	85
2.273% due 06/01/2025	2	2
2.275% due 11/01/2033	12	12
2.295% due 01/01/2019	3	3
2.310% due 04/01/2033	5	5
2.311% due 07/01/2019	17	17
2.319% due 01/25/2022 (a)	47,567	4,373
2.385% due 09/01/2035	12	13
2.402% due 09/01/2033	7	8
2.406% due 12/01/2035	5	6
2.420% due 10/01/2025	15	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.422% due 07/01/2032	$10	$10
2.440% due 05/01/2024	31	31
2.445% due 02/01/2032	9	9
2.450% due 08/01/2017 - 05/01/2024	72	72
2.457% due 10/01/2032	18	19
2.471% due 07/01/2025	1	1
2.480% due 08/01/2032	7	7
2.487% due 10/01/2034	173	177
2.495% due 10/01/2035	247	249
2.500% due 07/01/2017 - 08/25/2042	69,250	70,889
2.514% due 12/01/2027	2	2
2.526% due 01/01/2028	1	1
2.536% due 04/01/2032	50	53
2.537% due 12/01/2033	30	31
2.540% due 06/01/2019	3	3
2.573% due 04/01/2028	12	13
2.589% due 10/01/2033	1	1
2.590% due 12/01/2032	2	2
2.591% due 04/01/2024	6	6
2.645% due 11/01/2029 - 09/01/2031	103	107
2.655% due 03/01/2033	220	229
2.696% due 10/01/2036	8	9
2.717% due 03/01/2036	14	14
2.770% due 06/01/2032	89	91
2.774% due 05/01/2018	6	6
2.775% due 02/01/2032	16	16
2.800% due 01/01/2035	129	130
2.818% due 09/01/2030	29	30
2.875% due 07/01/2025	38	38
2.893% due 10/01/2025	2	2
2.950% due 09/01/2024	3	3
2.953% due 01/01/2029	30	32
3.000% due 09/01/2016 - 11/01/2045	9,719	10,158
3.000% due 06/25/2042 (a)	11,511	1,296
3.045% due 03/01/2034	15	16
3.075% due 07/01/2036	18	18
3.100% due 01/01/2026	30,000	31,891
3.135% due 03/01/2036	50	52
3.375% due 09/01/2024	35	36
3.500% due 02/25/2043 (a)	21,970	4,098
3.527% due 08/01/2026	2	2
3.840% due 08/01/2021	18,685	20,438
3.875% due 01/01/2027	8	8
4.000% due 03/01/2034 - 12/01/2045	193,437	209,681
4.000% due 12/25/2042 (a)	4,268	664
4.064% due 12/01/2027	9	9
4.433% due 05/25/2025	6,400	6,267
4.500% due 11/01/2023 - 01/01/2042	84,213	92,115
4.500% due 12/25/2042 (a)	3,681	701
4.623% due 04/01/2027	72	72

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	29

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.975% due 09/01/2022	$18	$18
5.000% due 08/25/2033 - 06/25/2043	98,680	112,592
5.020% due 06/01/2033	9,397	10,739
5.417% due 03/25/2041 (a)	9,995	1,696
5.446% due 09/01/2018	3	3
5.500% due 08/01/2023 - 06/01/2048	28,677	32,175
5.597% due 06/25/2037 (a)	1,638	294
5.617% due 03/25/2037 (a)	2,948	559
5.637% due 12/25/2036 - 02/25/2037 (a)	4,811	780
5.667% due 04/25/2037 (a)	2,784	511
5.677% due 04/25/2037 (a)	4,901	853
5.717% due 08/25/2035 - 02/25/2043 (a)	18,111	3,278
5.867% due 01/25/2038 (a)	7,152	1,126
5.917% due 01/25/2040 (a)	8,329	1,656
5.947% due 03/25/2037 (a)	8,911	1,601
5.967% due 05/25/2037 (a)	2,653	527
5.977% due 06/25/2037 (a)	9,432	1,818
6.000% due 06/25/2029 - 09/01/2040	50,162	57,382
6.007% due 04/25/2037 (a)	55,341	10,674
6.017% due 12/25/2037 - 10/25/2039 (a)	14,886	2,370
6.067% due 02/25/2037 (a)	6,685	1,138
6.117% due 10/25/2036 - 06/25/2040 (a)	7,440	1,412
6.167% due 11/25/2035 (a)	1,766	315
6.217% due 11/25/2036 - 04/25/2037 (a)	13,199	1,559
6.267% due 03/25/2036 (a)	5,715	1,088
6.290% due 02/25/2029	503	536
6.357% due 04/25/2037 (a)	4,464	930
6.500% due 06/25/2028 - 02/01/2036	417	482
6.567% due 02/25/2038 (a)	17,930	3,716
6.719% due 06/25/2042	33	39
6.767% due 02/25/2037 (a)	1,747	361
6.850% due 12/18/2027	12	14
6.900% due 05/25/2023	38	42
7.000% due 07/25/2022 - 01/25/2048	631	711
7.500% due 07/25/2022 - 06/25/2042	99	112
7.584% due 01/17/2040	224	233
8.000% due 07/25/2022	7	8
8.500% due 06/25/2030	241	287
8.600% due 08/25/2019	38	41
9.134% due 08/25/2043	1,044	1,116
16.134% due 03/25/2038	1,687	2,361
18.707% due 04/25/2023 (a)	47	19
Fannie Mae, TBA
3.000% due 05/01/2031 - 05/01/2046	3,000	3,091

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 05/01/2031	$1,000	$1,055
4.000% due 06/01/2046	2,000	2,131
Freddie Mac
0.583% due 01/25/2021 (a)	96,730	2,291
0.636% due 03/15/2031	61	61
0.693% due 08/25/2031	22	21
0.737% due 03/25/2020 (a)	44,017	1,028
0.829% due 01/25/2023 (a)	188,579	8,263
1.337% due 06/25/2021 (a)	58,358	3,126
1.366% due 11/25/2019 (a)	125,976	4,865
1.414% due 12/25/2021 (a)	110,621	7,045
1.525% due 03/25/2019 (a)	51,179	1,978
1.546% due 08/25/2016 (a)	58,040	121
1.565% due 10/25/2018 (a)	67,283	2,316
1.722% due 07/25/2044	17	18
1.731% due 09/25/2018 (a)	30,505	1,118
2.000% due 04/01/2017 - 01/01/2020	34	35
2.017% due 05/01/2035	65	68
2.026% due 10/15/2023	305	316
2.084% due 02/01/2037	9	9
2.105% due 05/01/2019	1	1
2.175% due 06/01/2019	10	10
2.225% due 06/01/2033	20	21
2.245% due 08/01/2034	2	2
2.290% due 01/01/2037	284	295
2.306% due 02/01/2033	2	2
2.310% due 02/01/2018	6	6
2.405% due 11/01/2017	2	2
2.445% due 04/01/2036	18	18
2.450% due 08/01/2024 - 09/01/2036	5	5
2.465% due 09/01/2023	6	6
2.469% due 09/01/2037	12	13
2.473% due 01/01/2033 - 05/01/2033	41	43
2.475% due 09/01/2033	132	138
2.479% due 07/01/2033	25	26
2.480% due 09/01/2031	165	169
2.488% due 09/01/2034	75	80
2.500% due 07/01/2017 - 05/01/2037	25,345	26,166
2.503% due 06/01/2037	4	4
2.505% due 01/01/2035	127	134
2.508% due 09/01/2037	4	5
2.510% due 07/01/2025	54	55
2.515% due 10/01/2032	45	47
2.520% due 04/01/2033	3	3
2.539% due 09/01/2037	11	11
2.544% due 01/01/2035	86	91
2.553% due 02/01/2026	41	41
2.569% due 07/01/2034	113	119
2.586% due 05/01/2029	51	53
2.603% due 12/01/2034	21	23
2.607% due 03/01/2031	38	39
2.615% due 11/01/2031	42	45

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.617% due 01/01/2033	$11	$12
2.620% due 09/01/2037	4	4
2.625% due 10/01/2024	32	32
2.629% due 08/01/2037	4	4
2.643% due 08/01/2036	2	2
2.656% due 11/01/2029	206	219
2.670% due 04/01/2036	15	16
2.712% due 11/01/2036	4	5
2.715% due 12/01/2037	5	6
2.717% due 03/01/2032	284	294
2.718% due 09/01/2024	16	16
2.737% due 09/01/2033	6	6
2.741% due 02/01/2036	15	16
2.761% due 07/01/2033	51	55
2.796% due 12/01/2033	157	166
2.846% due 05/01/2019	82	84
2.899% due 03/01/2025	25	26
3.000% due 03/15/2027 - 12/15/2042 (a)	87,480	12,733
3.032% due 08/01/2035	12	13
3.078% due 01/25/2019 (a)	25,126	1,556
3.235% due 11/01/2035	122	130
3.500% due 08/15/2042	7,934	8,373
3.500% due 12/15/2042 (a)	19,075	3,439
3.615% due 06/25/2041 (a)	3,500	569
3.683% due 05/25/2025	7,050	6,537
3.733% due 10/25/2027	4,050	3,848
4.000% due 04/15/2019 - 01/15/2041	26,456	28,987
4.500% due 11/15/2040	25,519	29,501
4.784% due 03/15/2036 (a)	3,689	411
5.000% due 02/15/2024 - 05/15/2038	12,337	13,599
5.500% due 08/15/2036 - 06/15/2041	83,406	94,287
5.514% due 11/15/2037 (a)	16,166	2,813
5.614% due 08/15/2037 (a)	2,355	438
5.625% due 07/01/2037 - 02/01/2038	821	919
5.764% due 06/15/2038 - 01/15/2042 (a)	14,311	2,506
6.000% due 03/15/2017 - 02/15/2032	4,677	5,308
6.004% due 03/15/2037 (a)	11,193	2,158
6.014% due 03/15/2037 - 06/15/2039 (a)	5,139	951
6.114% due 09/15/2036 (a)	5,999	1,184
6.134% due 09/15/2036 (a)	3,022	595
6.214% due 04/15/2036 - 05/15/2036 (a)	19,289	3,863
6.264% due 04/15/2026 (a)	2,335	341
6.314% due 01/15/2037 (a)	2,236	456
6.500% due 11/15/2021 - 04/15/2029	432	491
6.664% due 06/15/2032 (a)	3,022	199
6.714% due 08/15/2036 (a)	5,492	998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 01/15/2024	$11	$12
6.764% due 07/15/2034 (a)	1,646	245
7.000% due 05/15/2021 - 09/01/2047	1,015	1,148
7.112% due 12/15/2042	4,876	5,090
7.250% due 09/15/2030	39	45
7.500% due 11/15/2021 - 09/15/2030	329	375
8.500% due 06/15/2031	142	168
8.580% due 05/15/2023	14	17
8.822% due 11/15/2043	49,030	61,773
8.982% due 08/15/2044	23,746	29,040
9.000% due 09/15/2020 - 02/15/2021	29	31
9.028% due 01/15/2041	1,825	2,153
9.988% due 02/15/2040	605	760
15.228% due 12/15/2031 - 02/15/2032	1,854	2,722
15.784% due 09/15/2034	2,305	2,797
18.878% due 02/15/2024	41	60
19.276% due 11/15/2023	50	73
19.718% due 02/15/2024	16	25
19.796% due 10/15/2031	48	72
Ginnie Mae
0.741% due 03/16/2051 (a)	2,437	76
0.901% due 08/16/2048 (a)	24,639	1,154
1.075% due 07/20/2063	27,190	27,088
1.085% due 10/16/2053 (a)	8,375	402
1.095% due 11/16/2043 (a)	63,320	3,042
1.175% due 11/20/2065	38,963	38,401
1.440% due 03/20/2066	44,769	44,719
1.590% due 03/20/2066	12,800	12,873
1.750% due 06/20/2022 - 01/20/2035	361	370
1.875% due 10/20/2029	50	51
2.000% due 10/20/2025 - 12/20/2033	110	113
2.375% due 08/20/2033	11	11
3.500% due 01/20/2042 - 03/20/2043 (a)	9,982	810
4.000% due 03/20/2043 (a)	8,319	851
5.000% due 07/20/2033	517	578
5.500% due 04/20/2037	82	106
5.625% due 07/20/2037 - 01/20/2038	907	1,007
5.718% due 03/20/2043 (a)	65,749	6,817
6.100% due 06/15/2028 - 03/15/2029	820	926
6.490% due 01/15/2028 - 01/15/2029	868	996
26.663% due 03/20/2031	453	798
Small Business Administration
5.370% due 04/01/2028	718	808
7.100% due 02/01/2017	3	3
7.190% due 12/01/2019	99	104
7.590% due 01/01/2020	29	30

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	31

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vendee Mortgage Trust
6.500% due 09/15/2024	$99	$112

Total U.S. Government Agencies (Cost $1,247,940)		1,276,460

U.S. TREASURY OBLIGATIONS 13.9%
U.S. Treasury Bonds
2.500% due 02/15/2046	580,480	566,081
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2020 (l)(n)	33,283	34,010
0.625% due 07/15/2021 (l)(n)	433,341	455,372
0.625% due 02/15/2043 (n)	31,943	30,075
0.750% due 02/15/2042 (n)	87,229	84,908
1.375% due 02/15/2044 (n)	61,905	69,484
2.375% due 01/15/2025 (l)	1,064,943	1,269,716
U.S. Treasury Notes
1.375% due 10/31/2020 (l)(n)	336,100	338,962
1.625% due 11/30/2020 (l)(n)	124,200	126,738
1.625% due 02/15/2026	3,307	3,261
1.750% due 12/31/2020 (l)	765,400	784,505
2.125% due 05/15/2025 (j)(l)(n)	1,861,315	1,920,027
2.250% due 11/15/2025	2,077,970	2,163,524

Total U.S. Treasury Obligations (Cost $7,665,581)		7,846,663

NON-AGENCY MORTGAGE-BACKED SECURITIES 23.3%
Adjustable Rate Mortgage Trust
0.683% due 10/25/2035	332	306
0.703% due 11/25/2035	10,135	8,933
0.933% due 03/25/2036	1,363	802
0.973% due 01/25/2036	1,537	1,289
2.475% due 08/25/2036	10,014	6,741
2.652% due 07/25/2035	5,126	4,590
2.681% due 01/25/2036 ^	614	535
2.787% due 09/25/2035	3,412	2,815
2.810% due 11/25/2035 ^	1,342	1,132
2.844% due 11/25/2035 ^	4,019	3,604
2.853% due 01/25/2036 ^	16,557	14,707
2.866% due 05/25/2035	10,946	10,764
2.896% due 11/25/2035 ^	487	417
2.920% due 01/25/2036	3,077	2,651
2.992% due 02/25/2036	4,167	3,515
American General Mortgage Loan Trust
0.000% due 09/25/2048 (f)	505,431	496,247
1.000% due 09/25/2048	160,364	158,526
American Home Mortgage Assets Trust
0.623% due 05/25/2046 ^	19,104	13,876
0.623% due 12/25/2046 ^	54,601	34,491
0.623% due 06/25/2047 ^	251	170
1.271% due 11/25/2046	140,957	67,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
0.733% due 11/25/2045		$583	$453
0.733% due 05/25/2047		5,600	984
2.314% due 10/25/2034		350	350
2.366% due 10/25/2034		3,643	3,476
2.631% due 12/25/2035		544	362
2.631% due 11/25/2045 ^		57,092	42,950
2.881% due 02/25/2045		25,297	25,340
2.881% due 06/25/2045		1,529	1,497
5.408% due 09/25/2035		48,274	36,980
Angel Oak Mortgage Trust LLC
4.500% due 11/25/2045		15,057	15,182
Asti Finance SRL
0.569% due 05/27/2050	EUR	11,864	13,348
AyT Hipotecario Fondo de Titulacion Hipotecaria
0.040% due 03/18/2035		1,600	1,798
AyT Hipotecario Mixto Fondo de Titulizacion de Activos
0.015% due 09/15/2035		1,692	1,898
Banc of America Alternative Loan Trust
0.833% due 05/25/2035 ^		$1,532	1,154
0.833% due 06/25/2046 ^		111	72
4.750% due 02/25/2019		15	15
5.500% due 07/25/2020 ^		71	70
5.500% due 07/25/2033		10,590	10,623
5.500% due 10/25/2033		12,415	12,563
5.500% due 12/25/2035 ^		268	245
5.750% due 04/25/2034		765	775
5.979% due 11/25/2021 ^		420	384
6.000% due 03/25/2021 ^		46	45
6.000% due 06/25/2034		15,508	16,228
6.000% due 07/25/2034		15,205	15,918
6.000% due 11/25/2034		60	63
6.000% due 12/25/2034		60	63
6.000% due 07/25/2035 ^		13,683	12,993
6.000% due 08/25/2035 ^		2,163	1,766
6.000% due 01/25/2036 ^		35,446	33,642
6.000% due 03/25/2036 ^		6,830	6,670
6.000% due 06/25/2046 ^		473	387
6.000% due 07/25/2046 ^		1,557	1,275
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		33,151	33,881
5.581% due 04/10/2049		292	292
Banc of America Funding Ltd.
0.701% due 10/03/2039		28,082	27,522
Banc of America Funding Trust
0.592% due 02/20/2047		13,270	10,719
0.712% due 05/20/2036		97,554	41,767
0.742% due 09/20/2035 ^		7,704	5,340
0.933% due 07/25/2036 ^		94	66
2.063% due 01/26/2037		17	17
2.085% due 06/20/2035 ^		1,390	872
2.811% due 12/20/2034		664	604
2.826% due 05/25/2035		78	73

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.847% due 09/20/2035	$59	$56
2.865% due 03/20/2035	751	741
2.877% due 04/20/2035	534	471
2.913% due 09/20/2035 ^	775	586
2.925% due 07/20/2036	13,361	12,982
2.990% due 05/20/2036 ^	511	459
3.023% due 01/20/2047 ^	326	274
3.052% due 03/20/2036	826	714
3.096% due 05/20/2034	845	848
3.107% due 11/20/2035	7,923	5,838
3.232% due 10/20/2046 ^	443	327
4.435% due 03/20/2036	142	127
4.767% due 09/20/2046 ^	3,662	2,967
5.500% due 09/25/2034	136	137
5.500% due 03/25/2036 ^	257	244
5.888% due 04/25/2037 ^	765	673
6.000% due 09/25/2036 ^	5,898	5,230
6.000% due 08/25/2037 ^	17,311	15,107
Banc of America Mortgage Trust
2.623% due 08/25/2034	556	551
2.682% due 07/25/2034	41	42
2.716% due 05/25/2034	1,000	987
2.729% due 05/25/2033	30	30
2.747% due 12/25/2033	202	198
2.747% due 06/25/2035	1,122	1,091
2.771% due 05/25/2035 ^	555	520
2.777% due 06/25/2035	309	294
2.788% due 07/25/2035 ^	2,178	2,011
2.792% due 11/25/2035 ^	1,472	1,307
2.794% due 05/25/2033	7	6
2.802% due 09/25/2033	4,828	4,761
2.823% due 09/25/2034	4,341	4,241
2.848% due 12/25/2034	385	376
2.849% due 04/25/2034	52	52
2.853% due 04/25/2035 ^	1,064	985
2.853% due 09/25/2035 ^	1,758	1,612
2.858% due 11/25/2034	153	147
2.872% due 09/25/2035	271	263
2.891% due 10/25/2035 ^	60	53
2.899% due 02/25/2036 ^	3,617	3,239
2.913% due 01/25/2034	590	586
2.918% due 11/25/2035 ^	638	589
2.922% due 03/25/2034	11	11
2.935% due 02/25/2035	696	687
2.941% due 01/25/2036 ^	479	414
2.970% due 12/25/2033	127	125
2.978% due 08/25/2033	63	61
2.994% due 04/25/2033	161	157
3.026% due 11/20/2046 ^	99	81
3.069% due 03/25/2035	838	777
3.275% due 02/25/2035	617	605
3.431% due 02/25/2033	88	87
3.592% due 03/25/2033	303	302
3.728% due 07/20/2032	32	32
5.000% due 08/25/2019	20	20
5.250% due 07/25/2035	350	331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/25/2035 ^		$477	$455
5.500% due 10/25/2035 ^		1,181	1,151
5.500% due 11/25/2035 ^		4,179	3,923
6.000% due 09/25/2037 ^		592	539
6.000% due 07/25/2046		11,076	9,840
6.500% due 10/25/2031		34	36
6.500% due 09/25/2033		36	38
Bankinter Fondo de Titulizacion de Activos
0.029% due 12/15/2040	EUR	4,506	4,916
Bayview Commercial Asset Trust
0.713% due 01/25/2037		$128	114
4.972% due 05/25/2038 (a)		178,509	1,174
BCAP LLC Trust
0.592% due 06/26/2036		19,940	17,653
0.603% due 01/25/2037 ^		868	692
0.606% due 02/26/2037		7,720	5,240
0.632% due 07/26/2036		363	277
0.653% due 05/25/2047 ^		12,172	9,228
0.716% due 05/26/2037		19,977	15,458
2.372% due 05/26/2036		954	934
2.638% due 11/26/2035		2,103	1,845
2.739% due 10/26/2033		19	16
2.741% due 03/26/2035		68	58
2.744% due 11/27/2037		13,865	13,586
2.786% due 10/26/2035		10,272	7,102
2.815% due 02/26/2036		74	67
2.836% due 06/26/2035		135	120
2.888% due 09/26/2035		45	34
2.958% due 10/26/2035		22,294	22,394
3.004% due 05/26/2047		21,212	17,342
4.624% due 01/26/2036		3,902	2,494
5.250% due 02/26/2036		2,135	1,883
5.250% due 04/26/2037		4,085	3,745
5.500% due 12/26/2035		298	298
5.750% due 04/25/2037		11,420	9,276
6.000% due 07/26/2036		18,916	14,345
6.554% due 08/26/2022		173	158
BCC Mortgages PLC
0.035% due 03/12/2038	EUR	6,747	7,563
Bear Stearns Adjustable Rate Mortgage Trust
2.442% due 02/25/2036 ^		$361	334
2.502% due 02/25/2033		5	5
2.580% due 02/25/2036		338	330
2.660% due 02/25/2036 ^		1,205	1,009
2.664% due 07/25/2034		562	547
2.722% due 08/25/2035		1,590	1,357
2.732% due 02/25/2036 ^		57	44
2.752% due 12/25/2046		7,683	6,428
2.772% due 08/25/2035		3,878	3,410
2.779% due 11/25/2034		1,472	1,449
2.789% due 08/25/2035 ^		7,970	7,153
2.799% due 01/25/2035		673	653
2.837% due 10/25/2034		120	118
2.843% due 08/25/2035		17,640	16,986
2.889% due 01/25/2035		1,756	1,662

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	33

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.906% due 11/25/2034	$55	$53
2.911% due 08/25/2035 ^	35,461	33,026
2.928% due 08/25/2035	58,859	57,795
2.929% due 03/25/2035	1,410	1,322
2.951% due 02/25/2035	4,184	4,163
2.972% due 07/25/2034	563	551
2.983% due 04/25/2034	2,246	1,986
2.996% due 01/25/2035	118	116
3.004% due 05/25/2047 ^	1,334	1,199
3.065% due 04/25/2034	774	762
3.125% due 02/25/2036 ^	211	199
3.156% due 07/25/2034	3	3
3.177% due 04/25/2034	944	912
3.237% due 03/25/2035	1,845	1,795
3.270% due 11/25/2034	27	27
4.425% due 07/25/2036 ^	7,914	6,872
4.662% due 08/25/2047 ^	7,798	7,144
4.694% due 06/25/2047 ^	11,573	10,279
7.018% due 05/25/2037	7,506	6,538
Bear Stearns ALT-A Trust
0.593% due 02/25/2034	108	94
0.753% due 08/25/2036	30,328	23,751
0.753% due 11/25/2036 ^	7,890	5,987
0.753% due 06/25/2046 ^	26,591	18,436
0.873% due 07/25/2035	436	424
0.873% due 04/25/2036	13,362	10,538
0.913% due 02/25/2036	6,598	5,339
1.073% due 04/25/2034	472	453
1.073% due 07/25/2034	65	62
1.173% due 11/25/2034	133	130
1.363% due 11/25/2034	17,392	12,130
2.475% due 01/25/2034	86	77
2.503% due 02/25/2036 ^	4,167	3,475
2.521% due 01/25/2036 ^	15,206	12,446
2.543% due 01/25/2035	246	228
2.546% due 05/25/2035	5,501	5,036
2.604% due 09/25/2035 ^	90	58
2.623% due 04/25/2035	2,993	2,876
2.647% due 02/25/2036 ^	19,726	15,494
2.649% due 08/25/2034	3,712	3,714
2.657% due 01/25/2036	76,812	63,130
2.683% due 04/25/2035	1,130	902
2.688% due 04/25/2035	2,718	2,583
2.692% due 05/25/2036	23,892	16,528
2.708% due 08/25/2036 ^	401	252
2.720% due 02/25/2034	278	283
2.730% due 06/25/2034	1,895	1,858
2.731% due 02/25/2036 ^	4,112	2,868
2.746% due 09/25/2034	193	189
2.792% due 09/25/2035	13,726	11,479
2.871% due 01/25/2035	572	439
2.871% due 11/25/2035 ^	28,691	21,287
2.893% due 03/25/2036 ^	19,955	15,050
2.931% due 01/25/2047	5,875	4,169
2.937% due 09/25/2047 ^	43,269	26,720
2.946% due 11/25/2036	13,422	10,131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.958% due 04/25/2035		$1,612	$1,471
2.963% due 09/25/2035 ^		20,227	16,382
2.969% due 05/25/2036 ^		20	15
2.980% due 11/25/2035 ^		16,078	11,838
3.006% due 05/25/2035		701	687
3.111% due 08/25/2036 ^		6,596	4,875
3.591% due 05/25/2036 ^		16,513	11,368
3.814% due 09/25/2034		295	291
5.000% due 07/25/2035 ^		24,041	19,148
5.100% due 05/25/2036		29,793	21,375
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030		8,246	8,596
Bear Stearns Deutsche Bank Trust
0.857% due 09/15/2027 (a)		74,131	2,098
Bear Stearns Mortgage Funding Trust
0.603% due 03/25/2037		127,912	103,062
0.613% due 06/25/2037		19,014	15,405
0.633% due 11/25/2036 ^		51,506	39,646
0.633% due 09/25/2046		33,337	24,469
0.643% due 06/25/2037		142,074	112,341
0.653% due 08/25/2036		28,936	22,565
Bear Stearns Structured Products, Inc. Trust
2.414% due 12/26/2046		386	274
2.775% due 01/26/2036		17,808	13,730
7.000% due 07/25/2037		43,939	34,313
Bella Vista Mortgage Trust
0.678% due 05/20/2045		504	380
Berica ABS SRL
0.058% due 12/31/2055	EUR	81,913	92,685
0.099% due 11/30/2051		23,739	26,941
Berica Residential MBS SRL
0.066% due 03/31/2048		33,450	37,447
Bluestone Securities PLC
0.787% due 06/09/2044	GBP	1,946	2,628
Business Mortgage Finance PLC
0.201% due 08/15/2040	EUR	5,390	5,873
BXHTL Mortage Trust
3.665% due 05/15/2029		$20,693	19,737
4.125% due 05/15/2029		42,000	40,450
Celtic Residential Irish Mortgage Securitisation PLC
0.000% due 11/13/2047	EUR	115,774	123,868
0.031% due 12/14/2048		64,532	69,137
0.067% due 03/18/2049		117,078	125,229
0.098% due 04/10/2048		93,422	97,661
0.851% due 12/14/2048	GBP	49,857	66,333
CFCRE Commercial Mortgage Trust
1.235% due 04/15/2044 (a)		$27,370	1,064
Chase Mortgage Finance Trust
2.612% due 01/25/2036 ^		1,432	1,308
2.674% due 12/25/2035 ^		884	838
2.714% due 07/25/2037		13	13
2.768% due 02/25/2037		213	205
2.822% due 07/25/2037		138	137

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.676% due 12/25/2037 ^	$1,405	$1,339
4.833% due 03/25/2037 ^	10,713	9,948
5.433% due 09/25/2036 ^	44	38
5.500% due 11/25/2035	2,838	2,832
6.000% due 10/25/2036 ^	132	111
6.000% due 12/25/2036	195	173
6.000% due 02/25/2037 ^	3,115	2,584
6.000% due 03/25/2037 ^	1,513	1,296
6.000% due 05/25/2037 ^	20,263	16,473
6.000% due 05/25/2037	3,574	3,017
6.250% due 10/25/2036 ^	9,324	7,967
ChaseFlex Trust
0.713% due 05/25/2037	13,534	11,923
0.773% due 08/25/2037	15,683	11,506
4.409% due 08/25/2037 ^	1,957	1,614
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.613% due 05/25/2036	523	464
0.663% due 05/25/2036	909	795
0.713% due 01/25/2035	1,533	1,374
0.733% due 08/25/2035	164	147
Citicorp Mortgage Securities Trust
5.500% due 10/25/2021	111	111
5.500% due 12/25/2021	123	124
5.500% due 06/25/2037	604	601
5.500% due 07/25/2037	1,257	1,221
5.750% due 06/25/2036	380	383
5.750% due 01/25/2037	21	21
6.000% due 02/25/2036	94	93
6.000% due 08/25/2036	13,862	14,221
Citigroup Commercial Mortgage Trust
0.782% due 05/15/2043 (a)	3,845	0
3.349% due 02/10/2049	40,000	41,490
3.368% due 02/10/2049	51,409	53,965
5.485% due 03/17/2051	9,558	9,792
Citigroup Mortgage Loan Trust, Inc.
0.021% due 08/25/2035	2,175	2,046
0.503% due 01/25/2037	590	448
1.383% due 09/25/2037	8,921	6,791
2.226% due 06/25/2037	43	43
2.410% due 09/25/2037	4,754	4,579
2.554% due 10/25/2046	6,851	5,409
2.630% due 07/25/2046 ^	588	510
2.660% due 05/25/2035	227	223
2.709% due 11/25/2036 ^	1,181	1,026
2.724% due 09/25/2037 ^	2,774	2,347
2.730% due 03/25/2036 ^	1,402	1,341
2.744% due 08/25/2035	2,314	2,273
2.747% due 12/25/2035 ^	616	472
2.807% due 07/25/2036	35	35
2.852% due 10/25/2035 ^	115	97
2.885% due 03/25/2034	1,175	1,160
2.902% due 03/25/2036 ^	11,896	11,193
2.915% due 05/25/2035	782	763
2.966% due 03/25/2037 ^	3,886	3,162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.139% due 10/25/2035 ^		$5,479	$4,675
3.179% due 02/25/2034		66	65
4.346% due 07/25/2036 ^		7,204	5,456
5.184% due 06/25/2036 ^		5,655	5,263
5.250% due 03/25/2037 ^		7,100	5,436
5.336% due 11/25/2036 ^		18,073	15,505
5.500% due 12/25/2035 ^		161	159
5.750% due 09/25/2021		13,778	13,587
5.750% due 04/25/2047 ^		7,942	6,430
6.272% due 11/25/2037		3,782	3,274
6.564% due 12/25/2036		49,853	46,219
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.848% due 09/25/2035 ^		1,306	1,124
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		57,392	58,758
CitiMortgage Alternative Loan Trust
5.017% due 02/25/2037 ^(a)		5,280	986
5.500% due 11/25/2021		267	265
5.500% due 04/25/2022 ^		5,173	5,236
5.750% due 12/25/2036 ^		968	826
5.750% due 03/25/2037 ^		1,575	1,359
6.000% due 07/25/2036 ^		865	770
6.000% due 06/25/2037 ^		10,703	9,237
6.000% due 10/25/2037 ^		6,780	6,130
Clavis Securities PLC
0.761% due 12/15/2032	GBP	1,435	1,903
CNL Commercial Mortgage Loan Trust
0.936% due 05/15/2031		$1,268	1,179
COBALT Commercial Mortgage Trust
5.762% due 05/15/2046		47,087	48,680
Commercial Mortgage Pass-Through Certificates
3.955% due 02/10/2047		3,400	3,734
Commercial Mortgage Trust
0.151% due 04/10/2047 (a)		58,814	738
0.302% due 05/25/2019 (a)		913,799	6,559
0.406% due 07/10/2046 (a)		49,637	2,314
1.971% due 07/10/2046 (a)		5,557	385
2.033% due 02/13/2032		4,000	3,910
3.546% due 06/10/2047		8,600	9,121
3.550% due 02/10/2049		22,000	23,310
6.703% due 07/16/2034		2,000	2,029
Core Industrial Trust
3.040% due 02/10/2034		47,820	49,176
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		3,617	3,755
6.000% due 05/25/2036 ^		147	127
6.000% due 08/25/2037 ^		3,787	2,974
Countrywide Alternative Loan Trust
0.553% due 06/25/2036		3,360	2,908
0.553% due 11/25/2036		21,624	21,269
0.573% due 06/25/2037		38,556	32,563
0.593% due 06/25/2036		37,045	33,885

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	35

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.593% due 07/25/2046	$24,207	$21,715
0.593% due 12/25/2046 ^	11,239	11,973
0.603% due 11/25/2036	28,385	27,959
0.603% due 01/25/2037 ^	14,149	13,760
0.612% due 02/20/2047 ^	30,882	23,045
0.613% due 11/25/2036	26,130	25,919
0.613% due 05/25/2047	11,917	9,410
0.622% due 03/20/2047	57,589	41,168
0.623% due 09/25/2046 ^	74,854	65,382
0.623% due 10/25/2046	7,053	6,154
0.627% due 12/20/2046 ^	86,634	64,322
0.632% due 07/20/2046 ^	16,097	11,124
0.633% due 02/25/2036	4,221	3,992
0.642% due 05/20/2046 ^	47,336	35,677
0.642% due 09/20/2046	1,565	1,153
0.643% due 05/25/2035	1,909	1,573
0.643% due 07/25/2046	15,918	13,229
0.646% due 04/25/2047	35,022	25,173
0.653% due 05/25/2035	7,481	6,343
0.653% due 09/25/2047	42,678	36,134
0.693% due 07/25/2035	802	635
0.703% due 02/25/2036	3,077	2,503
0.713% due 12/25/2035	722	627
0.726% due 11/25/2035	7,109	5,802
0.743% due 08/25/2035 ^	2,602	2,076
0.743% due 10/25/2035	160	128
0.746% due 11/25/2035	8,624	7,194
0.748% due 11/20/2035	17,968	14,694
0.758% due 11/20/2035	48,598	38,872
0.763% due 10/25/2035	4,228	3,322
0.783% due 09/25/2034	634	556
0.783% due 09/25/2035	654	541
0.783% due 12/25/2035 ^	34,974	30,262
0.803% due 02/25/2037 ^	704	382
0.833% due 06/25/2036 ^	158	100
0.933% due 12/25/2035 ^	4,506	3,152
1.206% due 11/25/2035	9,357	8,001
1.233% due 01/25/2036 ^	5,105	4,216
1.351% due 12/25/2035	22,111	18,600
1.433% due 08/25/2035 ^	9,069	6,621
1.451% due 08/25/2035 ^	260	185
1.751% due 08/25/2035	553	487
1.911% due 08/25/2035	10,928	9,183
1.996% due 06/25/2035	762	704
2.083% due 10/25/2034	7,642	5,726
2.401% due 10/20/2035	46,545	41,782
2.659% due 08/25/2034 ^	16,052	15,216
2.682% due 12/25/2035 ^	1,384	1,164
2.688% due 12/25/2035	241	217
2.753% due 11/25/2035 ^	754	611
2.795% due 03/25/2047 ^	14,745	13,100
2.813% due 06/25/2037	405	349
2.904% due 02/25/2037 ^	3,003	2,683
3.008% due 12/25/2034	15	14
3.548% due 08/25/2036	1,709	1,625
4.349% due 06/25/2047	15,477	13,596

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.468% due 07/25/2021 ^	$17	$17
4.667% due 11/25/2035 ^(a)	9,126	1,325
4.817% due 06/25/2036 ^(a)	20,274	3,846
5.000% due 08/25/2035 ^	2,893	2,650
5.250% due 02/25/2021 ^	467	458
5.500% due 03/25/2035	5,000	4,692
5.500% due 05/25/2035	1,000	942
5.500% due 06/25/2035 ^	471	441
5.500% due 07/25/2035 ^	167	159
5.500% due 08/25/2035	12,098	11,457
5.500% due 11/25/2035 ^	17,317	16,040
5.500% due 12/25/2035 ^	10,873	9,661
5.500% due 01/25/2036	594	542
5.500% due 02/25/2036 ^	1,429	1,284
5.500% due 02/25/2036	4,050	3,620
5.750% due 06/25/2036 ^	9,399	7,923
5.750% due 07/25/2037 ^	2,248	1,985
5.750% due 04/25/2047 ^	4,784	4,177
6.000% due 12/25/2033	13	13
6.000% due 02/25/2034	3	3
6.000% due 02/25/2035	21,301	19,445
6.000% due 02/25/2036	78,921	69,214
6.000% due 02/25/2036 ^	75	64
6.000% due 03/25/2036 ^	4,592	4,003
6.000% due 03/25/2036	17,981	15,678
6.000% due 04/25/2036 ^	24,852	20,633
6.000% due 05/25/2036 ^	15,567	12,895
6.000% due 05/25/2036	7,271	6,184
6.000% due 06/25/2036	18,665	15,950
6.000% due 08/25/2036 ^	8,417	7,768
6.000% due 01/25/2037 ^	3,138	3,019
6.000% due 02/25/2037 ^	6,329	4,846
6.000% due 03/25/2037 ^	6,309	5,225
6.000% due 04/25/2037	3,271	2,829
6.000% due 04/25/2037 ^	13,503	10,078
6.000% due 05/25/2037 ^	23,146	18,568
6.000% due 06/25/2037 ^	1,024	849
6.000% due 08/25/2037 ^	11,244	8,840
6.250% due 11/25/2036	7,936	6,519
6.250% due 12/25/2036 ^	5,596	4,276
6.250% due 08/25/2037 ^	1,008	821
6.250% due 11/25/2046 ^	4,253	3,391
6.500% due 05/25/2036 ^	5,624	4,806
6.500% due 06/25/2036 ^	650	496
6.500% due 08/25/2036 ^	4,692	3,462
6.500% due 09/25/2036 ^	8,671	7,460
6.500% due 09/25/2036	3,189	2,828
6.500% due 12/25/2036 ^	4,511	3,522
6.500% due 08/25/2037 ^	11,007	7,439
6.500% due 11/25/2037 ^	9,696	7,876
7.000% due 08/25/2034 ^	343	353
7.000% due 09/25/2036	37,271	24,167
7.250% due 08/25/2032	285	295
7.500% due 12/25/2034 ^	149	92
Countrywide Commercial Mortgage Trust
6.072% due 11/12/2043	81,557	84,175

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.633% due 04/25/2046	$804	$704
0.663% due 05/25/2035	745	628
0.703% due 04/25/2035	809	658
0.723% due 04/25/2035	11,298	9,808
0.733% due 05/25/2035	18,630	15,947
0.773% due 03/25/2036	41	21
0.783% due 02/25/2036 ^	13	11
0.933% due 05/25/2036 ^	5,732	3,996
0.973% due 03/25/2035	1,195	1,108
1.013% due 02/25/2035	294	246
1.033% due 03/25/2035	2,090	1,876
1.073% due 03/25/2035	39,994	30,392
1.093% due 02/25/2035	1,744	1,526
1.113% due 02/25/2035	2,306	1,999
1.173% due 02/25/2035	17,269	14,341
1.193% due 09/25/2034	350	321
2.286% due 07/25/2034	350	345
2.390% due 04/25/2035	1,379	1,136
2.410% due 03/25/2035 ^	613	514
2.421% due 09/25/2034	755	692
2.514% due 05/20/2036 ^	5,671	4,928
2.535% due 08/20/2035 ^	99	94
2.564% due 02/20/2036 ^	1,483	1,282
2.592% due 02/20/2036 ^	7,659	7,105
2.602% due 02/20/2036 ^	1,846	1,625
2.603% due 09/20/2036 ^	2,364	2,044
2.613% due 02/20/2036 ^	32,502	26,962
2.616% due 06/20/2034	2,193	2,180
2.619% due 06/20/2036	16,506	13,941
2.637% due 05/25/2034	272	269
2.650% due 09/20/2034	464	424
2.651% due 12/19/2033	44	45
2.656% due 04/20/2036 ^	1,541	1,307
2.660% due 10/25/2033	260	258
2.666% due 10/20/2035 ^	2,444	2,213
2.666% due 10/20/2035	10,243	9,274
2.670% due 11/20/2034	610	579
2.680% due 09/25/2034 ^	90	68
2.682% due 09/25/2037 ^	8,842	7,750
2.690% due 09/25/2033	5,818	5,371
2.691% due 03/25/2037 ^	599	492
2.696% due 05/20/2036 ^	7,897	7,076
2.713% due 05/20/2034	185	176
2.727% due 05/20/2036 ^	8,455	7,635
2.746% due 09/25/2047 ^	312	281
2.757% due 02/20/2035	4,194	4,174
2.763% due 08/25/2034	118	107
2.763% due 08/25/2034 ^	31	28
2.777% due 01/25/2036 ^	4,331	4,091
2.796% due 02/25/2034	352	343
2.806% due 11/20/2035	51,487	41,990
2.808% due 06/25/2033	178	176
2.814% due 12/25/2033	273	274
2.840% due 07/19/2033	795	769

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.842% due 05/20/2035		$3,976	$3,730
2.855% due 02/25/2047 ^		161	144
2.862% due 02/25/2034		45	44
2.888% due 04/25/2035 ^		503	453
2.997% due 03/25/2035		1,306	1,252
2.999% due 11/20/2035		2,357	1,965
3.061% due 05/19/2033		223	220
4.945% due 06/25/2047 ^		23,778	22,063
5.000% due 04/25/2035		328	329
5.250% due 12/25/2027 ^		1,849	1,732
5.250% due 07/25/2034		784	770
5.500% due 04/25/2035		79	78
5.500% due 08/25/2035 ^		6,370	5,743
5.500% due 09/25/2035 ^		5,460	5,320
5.500% due 10/25/2035		276	271
5.500% due 11/25/2035 ^		164	158
5.500% due 01/25/2036		111	106
5.750% due 08/25/2034		604	600
5.750% due 02/25/2036 ^		1,668	1,479
5.750% due 02/25/2037 ^		660	607
5.750% due 05/25/2037 ^		1,051	982
5.750% due 07/25/2037 ^		2,016	1,897
5.850% due 05/25/2036 ^		6,507	5,935
6.000% due 12/25/2035 ^		51	50
6.000% due 02/25/2037 ^		16,733	14,704
6.000% due 03/25/2037 ^		7,188	6,471
6.000% due 04/25/2037 ^		858	783
6.000% due 05/25/2037 ^		7,771	6,937
6.000% due 07/25/2037		11,413	9,908
6.000% due 07/25/2037 ^		5,666	4,916
6.000% due 08/25/2037 ^		2,478	2,328
6.000% due 10/25/2037 ^		344	332
6.000% due 01/25/2038 ^		17,202	15,277
6.250% due 09/25/2036 ^		2,276	2,054
6.250% due 10/25/2036 ^		233	217
6.500% due 11/25/2036 ^		23,047	20,515
6.500% due 05/25/2037 ^		534	493
6.500% due 10/25/2037 ^		42,422	38,380
6.500% due 11/25/2037 ^		8,180	6,874
Credico Finance SRL
0.006% due 04/04/2033	EUR	7,035	7,930
Credit Suisse Commercial Mortgage Trust
0.686% due 02/27/2036		$560	535
5.941% due 09/15/2039		54	54
Credit Suisse First Boston Mortgage Securities Corp.
0.265% due 05/15/2023 (a)		58,600	574
1.083% due 11/25/2031		816	680
1.083% due 09/25/2035 ^		8,719	6,409
1.583% due 11/25/2034		18,147	15,538
2.373% due 07/25/2033		135	134
2.864% due 04/25/2034		50	51
3.569% due 10/25/2033		204	197
5.250% due 08/25/2035		43	43
5.250% due 09/25/2035 ^		1,848	1,658
5.500% due 10/25/2035		12,774	11,824

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	37

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/25/2035 ^		$525	$454
5.750% due 04/22/2033		63	64
6.000% due 11/25/2035 ^		337	215
6.000% due 01/25/2036		5,992	4,567
6.000% due 05/17/2040		2,153	2,224
6.500% due 01/25/2036		726	495
7.000% due 01/25/2036 ^		5,906	2,524
Credit Suisse Mortgage Capital Certificates
0.692% due 04/27/2037		24,745	14,630
1.926% due 09/27/2037		20,803	20,390
2.618% due 08/27/2037		92	91
2.636% due 04/26/2038		19,318	18,872
2.743% due 05/27/2036		2,859	2,820
2.836% due 08/27/2037		25,978	18,929
4.000% due 08/27/2037		59,487	56,834
4.792% due 05/27/2053		97,281	104,348
5.453% due 05/26/2037		61	61
5.509% due 04/15/2047		3,000	3,005
5.695% due 04/16/2049		47,820	49,498
6.000% due 05/27/2037		1,663	1,653
6.000% due 01/27/2047		1,589	1,604
6.049% due 02/27/2047		191,087	136,098
6.065% due 04/26/2037		34,379	31,555
6.523% due 04/26/2047		14,289	7,448
7.000% due 08/26/2036		11,911	11,113
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 04/25/2037		1,418	1,293
5.500% due 03/25/2037 ^		1,178	1,081
6.000% due 08/25/2036 ^		8,376	6,088
6.000% due 02/25/2037 ^		4,431	3,821
6.000% due 06/25/2037		3,948	3,013
6.250% due 08/25/2036 ^		2,762	2,386
CSAB Mortgage-Backed Trust
6.089% due 12/25/2036		25,738	13,263
CSAIL Commercial Mortgage Trust
3.617% due 11/15/2048		18,000	19,144
DBUBS Mortgage Trust
0.961% due 11/10/2046 (a)		74,828	1,834
1.356% due 07/10/2044 (a)		141,926	4,917
3.642% due 08/10/2044		6,402	6,411
Deco UK PLC
0.859% due 01/27/2020	GBP	1,998	2,676
Deutsche ALT-A Securities, Inc.
0.563% due 08/25/2047		$106,570	84,072
0.573% due 07/25/2047		23,820	18,946
0.583% due 03/25/2037 ^		40,395	29,129
0.583% due 02/25/2047		3,253	2,266
0.593% due 01/25/2047		8,702	6,981
0.603% due 02/25/2037		19,958	16,972
0.623% due 08/25/2036		6,655	5,339
0.623% due 08/25/2047		23,191	18,388
0.633% due 02/25/2047		11,238	8,593
0.713% due 08/25/2036		23,023	17,276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.733% due 04/25/2037		$39,906	$20,373
0.783% due 06/25/2037 ^		36,935	22,290
1.121% due 04/25/2047		31,287	26,521
1.183% due 10/25/2047		70,141	52,727
1.783% due 11/25/2035		13,343	12,676
2.957% due 10/25/2035		1,029	923
5.000% due 10/25/2018		92	94
5.250% due 09/25/2035		9,126	7,927
5.500% due 11/25/2035 ^		224	222
5.500% due 12/25/2035 ^		4,911	4,089
6.420% due 07/25/2036 ^		12,142	9,340
Deutsche ALT-B Securities, Inc.
5.431% due 02/25/2036		5,926	4,957
5.530% due 02/25/2036		10,185	8,522
5.650% due 10/25/2036		34,713	27,896
5.734% due 06/25/2036		22,476	18,476
5.869% due 10/25/2036 ^		2,433	1,973
5.886% due 10/25/2036 ^		384	311
5.900% due 10/25/2036		15,050	12,203
6.100% due 10/25/2036		10,343	8,385
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.500% due 06/25/2034		24	22
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
2.739% due 06/26/2035		345	341
Downey Savings & Loan Association Mortgage Loan Trust
0.612% due 04/19/2047 ^		179	67
0.642% due 03/19/2045		2,024	1,809
0.682% due 02/19/2045		7,977	7,050
0.762% due 09/19/2045		3,230	2,338
1.212% due 11/19/2044		5,642	5,117
1.232% due 11/19/2044		196	169
2.619% due 07/19/2044		780	768
2.674% due 07/19/2044		40	39
E-MAC NL BV
2.114% due 07/25/2036	EUR	742	800
Emerald Mortgages PLC
0.000% due 07/15/2048		145,533	156,811
EMF-UK PLC
1.571% due 03/13/2046	GBP	42,839	58,835
Eurosail PLC
0.000% due 09/10/2044 (f)	EUR	2,860	3,175
0.035% due 03/13/2045		1,794	1,954
0.751% due 12/10/2044	GBP	6,183	8,567
0.751% due 12/15/2044		1,203	1,655
0.751% due 03/13/2045		5,274	7,162
0.991% due 09/13/2045		69,402	91,973
1.361% due 09/13/2045		35,326	44,014
Extended Stay America Trust
2.958% due 12/05/2031		$52,410	52,581
First Horizon Alternative Mortgage Securities Trust
0.803% due 02/25/2037		391	181

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.183% due 04/25/2036 ^		$3,571	$2,052
2.287% due 08/25/2035 ^		3,396	2,895
2.321% due 08/25/2034		905	887
2.362% due 01/25/2036 ^		11,431	8,966
2.382% due 12/25/2035		6,318	5,004
2.416% due 02/25/2035		3,144	3,048
2.429% due 02/25/2036		534	425
2.478% due 09/25/2035 ^		5,027	4,351
2.561% due 04/25/2036 ^		4,795	4,011
2.621% due 03/25/2035		1,429	1,248
2.655% due 04/25/2035		6,445	6,280
5.117% due 04/25/2037 ^(a)		6,115	1,574
5.250% due 02/25/2021 ^		863	819
5.750% due 02/25/2036 ^		7,183	5,638
6.000% due 07/25/2036		5,019	4,023
6.000% due 07/25/2036 ^		93	75
6.000% due 08/25/2036 ^		4,816	3,856
6.250% due 11/25/2036		1,699	1,247
6.250% due 08/25/2037 ^		215	165
First Horizon Asset Securities, Inc.
6.250% due 11/25/2037 ^		287	243
First Horizon Mortgage Pass-Through Trust
2.511% due 11/25/2037 ^		228	196
2.533% due 10/25/2034		10	10
2.641% due 02/25/2035		779	769
2.643% due 10/25/2035 ^		3,622	2,989
2.675% due 06/25/2034		224	215
2.706% due 06/25/2035		2,086	1,983
2.731% due 08/25/2035		242	214
2.735% due 01/25/2037 ^		2,571	2,264
2.748% due 10/25/2034		360	350
2.750% due 10/25/2035		462	385
2.811% due 05/25/2034		72	71
2.872% due 05/25/2036		3,510	3,035
2.983% due 05/25/2037 ^		7,134	5,670
2.995% due 05/25/2035		1,262	1,152
5.250% due 05/25/2021 ^		247	169
5.500% due 04/25/2022		168	168
5.750% due 05/25/2037 ^		526	429
First Republic Mortgage Loan Trust
0.936% due 11/15/2030		387	345
1.236% due 11/15/2032		71	67
Fondo de Titulizacion de Activos UCI
0.966% due 06/19/2035	EUR	278	244
Fondo de Titulizacion Hipotecaria UCI
0.029% due 06/22/2036		1,823	1,902
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)		$383,630	1,156
GE Business Loan Trust
0.511% due 11/15/2034		8,601	8,150
GMAC Commercial Mortgage Securities, Inc.
5.336% due 04/10/2040		2,448	2,585
GMAC Mortgage Corp. Loan Trust
3.006% due 11/19/2035		1,029	922

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.029% due 11/19/2035		$629	$585
3.156% due 11/19/2035 ^		3,762	3,392
3.260% due 03/18/2035		4,443	4,330
3.313% due 05/25/2035		243	228
3.337% due 03/18/2035		37	36
3.341% due 10/19/2033		13	13
3.348% due 03/18/2035		2,284	2,262
Great Hall Mortgages PLC
0.017% due 06/18/2038	EUR	510	549
0.380% due 03/18/2039		7,215	7,729
0.769% due 06/18/2039		$2,761	2,515
Grecale RMBS SRL
0.345% due 01/27/2061	EUR	37,394	42,190
GreenPoint Mortgage Funding Trust
0.593% due 02/25/2037 ^		$53,751	44,507
0.613% due 01/25/2037		16,776	13,395
0.633% due 03/25/2047		214	167
0.643% due 04/25/2036		181	134
0.673% due 08/25/2045		547	428
0.693% due 10/25/2045		982	844
0.703% due 11/25/2045		101	86
0.743% due 10/25/2045		6,634	5,344
0.753% due 09/25/2046 ^		4,086	1,750
Grifonas Finance PLC
0.152% due 08/28/2039	EUR	42,925	34,574
GS Mortgage Securities Trust
0.170% due 12/10/2043 (a)		$91,490	639
0.209% due 12/10/2043 (a)		35,931	331
0.697% due 03/10/2044 (a)		17,235	459
0.848% due 08/10/2046 (a)		123,685	4,849
1.460% due 08/10/2043 (a)		138,574	7,134
1.616% due 08/10/2044 (a)		19,182	770
2.048% due 01/10/2045 (a)		6,924	586
2.509% due 05/10/2045 (a)		82,895	7,017
3.278% due 10/10/2048		6,278	6,566
3.365% due 11/10/2047		7,545	7,940
3.801% due 01/10/2047		10,550	11,358
4.548% due 12/10/2043		7,000	6,605
5.794% due 08/10/2045		8,795	9,070
GSMPS Mortgage Loan Trust
0.783% due 01/25/2035		38,323	31,931
0.833% due 06/25/2034		194	163
GSMSC Pass-Through Trust
7.500% due 09/25/2036 ^		1,190	910
7.500% due 10/25/2036		336	276
GSR Mortgage Loan Trust
0.883% due 07/25/2037 ^		325	224
2.010% due 04/25/2032		30	28
2.652% due 07/25/2035		1,694	1,604
2.686% due 12/25/2034		741	436
2.719% due 08/25/2034		996	979
2.767% due 08/25/2034		71	66
2.783% due 07/25/2035		5,762	5,368
2.804% due 09/25/2035		3,062	3,052

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	39

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.837% due 04/25/2035	$385	$378
2.843% due 03/25/2037 ^	5,022	4,697
2.845% due 08/25/2034	2,454	2,383
2.849% due 11/25/2035	100	96
2.852% due 04/25/2036	2,548	2,263
2.859% due 09/25/2034	49	48
2.869% due 05/25/2035	2,861	2,651
2.910% due 01/25/2036 ^	11,239	10,451
2.946% due 10/25/2035 ^	5,640	4,912
2.965% due 05/25/2035	2,396	2,144
2.970% due 07/25/2035	3,038	2,810
2.974% due 01/25/2035	2,272	2,186
2.974% due 11/25/2035	430	385
2.992% due 04/25/2035	147	146
2.992% due 05/25/2035	16,261	15,588
3.052% due 01/25/2036 ^	254	229
5.000% due 07/25/2036	646	577
5.500% due 03/25/2036 ^	3,437	3,042
5.500% due 03/25/2036	1,627	1,469
5.500% due 06/25/2036 ^	425	399
5.500% due 01/25/2037 ^	6,891	6,539
5.750% due 02/25/2036 ^	1,251	1,158
5.750% due 02/25/2037 ^	165	156
6.000% due 02/25/2021 ^	1,823	1,565
6.000% due 02/25/2036 ^	1,165	947
6.000% due 06/25/2036 ^	3,673	3,523
6.000% due 09/25/2036 ^	2,745	2,120
6.000% due 01/25/2037 ^	185	176
6.000% due 07/25/2037 ^	435	394
6.250% due 10/25/2036 ^	54,006	49,884
6.500% due 09/25/2036 ^	2,564	2,048
6.500% due 10/25/2036 ^	1,645	1,409
HarborView Mortgage Loan Trust
0.602% due 12/19/2036 ^	248	183
0.612% due 11/19/2036	305	244
0.612% due 07/19/2046 ^	299	173
0.622% due 09/19/2037	25,459	20,196
0.622% due 02/19/2046	4,794	3,641
0.642% due 11/19/2036	12,856	9,443
0.652% due 07/19/2047	17,851	14,397
0.672% due 01/19/2036 ^	1,700	1,113
0.672% due 12/19/2036 ^	7,155	4,924
0.682% due 01/19/2036	974	662
0.712% due 02/19/2036	8,074	5,615
0.722% due 07/19/2045	104	69
0.742% due 11/19/2035	2,737	2,252
0.742% due 08/19/2045	1,127	1,039
0.762% due 09/19/2035	959	768
1.072% due 01/19/2035	486	415
1.132% due 01/19/2035	4,061	2,828
1.192% due 01/19/2035 ^	797	523
1.201% due 12/19/2036 ^	17,745	14,649
1.212% due 12/19/2034 ^	10,610	8,110
1.232% due 11/19/2034	398	337
1.232% due 12/19/2034 ^	105	80
1.252% due 12/19/2034 ^	39,192	31,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.292% due 11/19/2034		$41,680	$33,523
1.433% due 10/25/2037		42,471	36,210
1.564% due 06/19/2034		57	55
2.505% due 06/19/2045 ^		6,517	4,005
2.617% due 11/19/2034		127	113
2.711% due 07/19/2035		3,755	3,282
2.781% due 08/19/2034		2,493	2,514
2.790% due 12/19/2035 ^		5,127	3,840
2.799% due 08/19/2036 ^		1,754	1,295
2.944% due 12/19/2035 ^		40	35
2.950% due 12/19/2035		158	144
3.139% due 06/19/2036		244	160
3.367% due 06/19/2036 ^		703	434
Hercules Eclipse PLC
0.829% due 10/25/2018	GBP	12,758	18,073
Hipocat FTA
0.026% due 07/15/2036	EUR	211	227
HomeBanc Mortgage Trust
0.733% due 05/25/2037 ^		$431	379
HSI Asset Loan Obligation Resecuritization Trust
6.000% due 08/25/2036		26,030	24,431
HSI Asset Loan Obligation Trust
2.703% due 01/25/2037 ^		1,073	862
2.895% due 09/25/2037 ^		16,534	13,362
4.560% due 01/25/2037		11,502	8,689
Hudsons Bay Simon JV Trust
4.906% due 08/05/2034		25,184	26,025
IM Pastor Fondo de Titulizacion de Activos
0.009% due 03/22/2044	EUR	41,625	35,589
Impac CMB Trust
0.713% due 10/25/2035		$16,947	13,748
0.953% due 04/25/2035		6,492	5,931
1.076% due 09/25/2034		471	446
Impac Secured Assets Trust
0.636% due 05/25/2036		151	129
0.783% due 05/25/2036		3,724	3,353
IndyMac Adjustable Rate Mortgage Trust
1.864% due 01/25/2032		26	25
IndyMac Mortgage Loan Trust
0.553% due 07/25/2036		21,033	16,655
0.563% due 10/25/2036		212	169
0.623% due 09/25/2046		3,423	2,808
0.633% due 10/25/2036		3,627	2,916
0.633% due 06/25/2046		43,268	32,375
0.643% due 04/25/2046		12,031	8,822
0.643% due 05/25/2046		93,242	74,597
0.653% due 04/25/2046		12,984	9,530
0.663% due 04/25/2035		1,946	1,676
0.663% due 07/25/2046		21,438	18,039
0.673% due 04/25/2035		13,037	11,550
0.683% due 02/25/2037		32,450	18,943
0.713% due 03/25/2035		3,768	3,287
0.713% due 07/25/2035		676	398
0.733% due 06/25/2037 ^		875	455

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.753% due 02/25/2035	$505	$464
0.773% due 02/25/2035	3,459	2,781
1.033% due 04/25/2034	544	511
1.053% due 06/25/2034	21	19
1.073% due 07/25/2045	423	343
1.213% due 10/25/2036	15,180	10,471
1.233% due 08/25/2034	124	105
1.313% due 09/25/2034	174	149
2.334% due 06/25/2037 ^	31,062	23,418
2.408% due 06/25/2037	3,875	2,145
2.578% due 06/25/2035 ^	229	189
2.587% due 08/25/2035	694	601
2.611% due 07/25/2037	26,988	18,179
2.638% due 01/25/2035	1,745	1,606
2.661% due 03/25/2035	14	14
2.671% due 03/25/2035	85	84
2.672% due 03/25/2035	2,491	2,480
2.709% due 08/25/2035	10,140	8,224
2.710% due 09/25/2036	10,466	8,737
2.737% due 01/25/2036	434	405
2.744% due 07/25/2035	11,218	8,370
2.761% due 11/25/2035 ^	18,715	14,239
2.786% due 09/25/2035 ^	747	630
2.794% due 10/25/2034	90	88
2.802% due 01/25/2036 ^	367	303
2.803% due 12/25/2035 ^	55	42
2.826% due 11/25/2035 ^	6,721	5,435
2.853% due 11/25/2035 ^	1,340	1,250
2.878% due 01/25/2036	3,998	3,698
2.985% due 06/25/2036	435	300
2.989% due 09/25/2036	133	98
3.004% due 05/25/2037	40,387	25,173
3.025% due 10/25/2035	455	375
3.028% due 04/25/2035	65	58
3.123% due 03/25/2037 ^	4,497	4,164
3.176% due 09/25/2037	25,855	20,338
3.191% due 01/25/2037 ^	3,790	3,666
3.796% due 05/25/2036 ^	40,632	34,482
3.911% due 06/25/2036	1,676	1,524
4.027% due 05/25/2036	35,511	27,755
4.123% due 08/25/2037	146	111
4.432% due 07/25/2036	3,551	2,939
4.594% due 01/25/2037	21,402	19,639
6.250% due 11/25/2037 ^	2,767	2,282
6.500% due 09/25/2037	161	129
JPMBB Commercial Mortgage Securities Trust
0.958% due 08/15/2046 (a)	105,366	3,453
JPMorgan Alternative Loan Trust
0.703% due 03/25/2036 ^	1,561	1,509
2.677% due 05/25/2036 ^	2,287	1,747
5.500% due 02/25/2021 ^	156	152
6.310% due 08/25/2036 ^	52,622	42,415
JPMorgan Chase Commercial Mortgage Securities Trust
0.418% due 09/12/2037 (a)	27,637	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.544% due 04/15/2046 (a)	$182,520	$12,653
1.680% due 11/15/2043 (a)	155,435	7,636
1.840% due 05/15/2045 (a)	200,283	14,090
5.257% due 05/15/2047	18,680	18,871
5.440% due 06/12/2047	12,044	12,257
5.499% due 08/12/2037	13,512	14,651
JPMorgan Commercial Mortgage-Backed Securities Trust
5.635% due 03/18/2051	2,000	2,027
JPMorgan Mortgage Trust
2.116% due 02/25/2034	12	12
2.428% due 10/25/2033	150	144
2.433% due 06/25/2035	969	961
2.553% due 11/25/2035	657	610
2.639% due 08/25/2036 ^	11,603	10,086
2.641% due 06/25/2037 ^	1,086	942
2.663% due 10/25/2036 ^	3,252	2,749
2.667% due 10/25/2035 ^	723	648
2.684% due 11/25/2035	65	56
2.689% due 07/25/2035	76	75
2.705% due 08/25/2036 ^	1,583	1,390
2.725% due 07/25/2035	555	555
2.727% due 10/25/2035	24	22
2.729% due 10/25/2035	532	527
2.737% due 09/25/2035	1,982	1,776
2.744% due 04/25/2036 ^	3,799	3,473
2.755% due 06/25/2036 ^	4,526	3,873
2.757% due 08/25/2035 ^	5,092	4,835
2.759% due 07/25/2035	3,637	3,572
2.760% due 05/25/2036 ^	1,584	1,408
2.760% due 05/25/2036	1,120	1,012
2.768% due 02/25/2035	63	62
2.773% due 08/25/2035	4,705	4,697
2.778% due 06/25/2035	194	188
2.781% due 01/25/2037 ^	1,636	1,442
2.796% due 07/25/2035	747	735
2.797% due 04/25/2037 ^	2,350	2,063
2.820% due 05/25/2036 ^	37	31
2.824% due 07/25/2035	1,790	1,629
2.836% due 10/25/2036 ^	875	821
2.842% due 04/25/2035	251	250
2.860% due 02/25/2036 ^	5,748	5,019
2.862% due 08/25/2035	59	58
2.894% due 04/25/2035	1,260	1,260
2.948% due 04/25/2036 ^	26,052	23,815
2.948% due 04/25/2036	1,863	1,803
4.102% due 06/25/2036 ^	655	567
4.556% due 04/25/2037 ^	1,833	1,625
4.633% due 06/25/2037 ^	13,789	12,361
4.806% due 04/25/2037 ^	19,349	17,185
5.000% due 06/25/2021 ^	492	457
5.000% due 03/25/2022 ^	129	128
5.388% due 10/25/2036	1,488	1,294
5.500% due 01/25/2021 ^	143	139
5.500% due 03/25/2022 ^	72	73
5.500% due 09/25/2035	8,177	8,305

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	41

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/25/2036 ^		$2,020	$1,859
5.500% due 08/25/2037 ^		6,724	5,992
5.750% due 03/25/2037 ^		821	668
6.000% due 07/25/2036 ^		8,000	7,170
6.000% due 06/25/2037 ^		26,328	21,387
6.000% due 08/25/2037 ^		2,173	1,898
6.500% due 09/25/2035		548	555
7.000% due 08/25/2037 ^		1,519	1,378
JPMorgan Resecuritization Trust
2.684% due 11/26/2034		32	32
Kildare Securities Ltd.
0.084% due 12/10/2043	EUR	21,259	22,876
Landmark Mortgage Securities PLC
0.789% due 06/17/2039	GBP	4,904	6,267
0.869% due 04/17/2044		35,705	46,153
Lavender Trust
6.250% due 10/26/2036		$2,350	2,443
LB Commercial Mortgage Trust
5.517% due 07/15/2044		53,494	54,996
5.852% due 07/15/2044		46,175	47,866
LB-UBS Commercial Mortgage Trust
0.539% due 02/15/2040 (a)		31,269	147
5.407% due 11/15/2038		47,374	36,573
5.562% due 02/15/2040		81,189	59,978
5.858% due 07/15/2040		19,162	19,568
Lehman Mortgage Trust
1.333% due 12/25/2035 ^		2,588	2,094
5.434% due 01/25/2036 ^		5,846	5,446
5.500% due 11/25/2035 ^		334	308
5.500% due 12/25/2035 ^		90	78
5.591% due 12/25/2035		6,424	4,802
5.940% due 04/25/2036		7,848	7,015
6.267% due 03/25/2037 ^(a)		23,108	5,210
6.500% due 09/25/2037 ^		10,083	7,552
Lehman XS Trust
0.533% due 05/25/2046 ^		1,904	1,646
0.596% due 03/25/2047 ^		7,386	5,994
0.623% due 11/25/2046		418	326
0.633% due 08/25/2046 ^		34,796	26,341
0.633% due 11/25/2046 ^		35,513	26,515
0.633% due 07/25/2047 ^		24,776	18,593
0.643% due 09/25/2046		243	201
0.703% due 02/25/2036		442	349
0.733% due 12/25/2035 ^		29	15
5.110% due 07/25/2035 ^		1,826	1,687
Ludgate Funding PLC
0.751% due 01/01/2061	GBP	8,391	10,677
Luminent Mortgage Trust
0.633% due 02/25/2046		$207	135
Mach One Commercial Mortgage-Backed Trust
6.053% due 05/28/2040		198	198
Mansard Mortgages PLC
1.241% due 12/15/2049	GBP	23,958	32,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Marche Mutui SRL
2.095% due 01/27/2064	EUR	66,701	$76,525
MASTR Adjustable Rate Mortgages Trust
0.673% due 05/25/2037		$1,128	702
0.773% due 05/25/2047 ^		4,446	2,020
1.917% due 09/25/2034		217	199
2.338% due 09/25/2033		1,260	1,198
2.393% due 07/25/2035 ^		4,211	3,589
2.473% due 05/25/2034		431	425
2.500% due 01/25/2034		171	139
2.534% due 06/25/2035		296	273
2.622% due 07/25/2035 ^		944	824
2.625% due 10/25/2032		321	318
2.680% due 12/25/2033		596	571
2.719% due 01/25/2036		27,887	27,562
2.744% due 12/25/2033		309	306
2.781% due 02/25/2036		81	78
2.787% due 04/21/2034		105	105
2.793% due 12/21/2034		314	296
2.812% due 11/21/2034		1,230	1,254
2.815% due 07/25/2034		1,466	1,461
3.010% due 09/25/2035 ^		1,433	1,071
3.039% due 11/25/2036		200	179
3.256% due 10/25/2034		821	720
4.689% due 10/25/2032		650	599
MASTR Alternative Loan Trust
5.500% due 07/25/2034		5,258	5,372
7.000% due 06/25/2034		43	46
MASTR Asset Securitization Trust
5.500% due 07/25/2033		33	33
5.500% due 06/26/2034		179	176
5.750% due 02/25/2021		608	610
6.000% due 10/25/2022		56	55
6.000% due 06/25/2036 ^		5,992	5,740
MASTR Reperforming Loan Trust
0.783% due 05/25/2035		797	635
4.598% due 05/25/2036		302	276
MASTR Seasoned Securitization Trust
2.241% due 05/25/2032		600	594
2.573% due 10/25/2032		255	254
2.700% due 10/25/2032		39	39
3.470% due 10/25/2032		588	573
6.500% due 08/25/2032		109	117
MBS Bancaja Fondo de Titulizacion de Activos
0.051% due 02/25/2038	EUR	3,403	3,717
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.136% due 11/15/2031		$524	488
1.176% due 09/15/2030		813	797
Merrill Lynch Alternative Note Asset Trust
0.603% due 02/25/2037		10,130	9,176
0.733% due 03/25/2037		346	158
2.931% due 06/25/2037 ^		73,423	49,293

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035	$1,268	$1,186
0.683% due 08/25/2036	7	7
0.701% due 08/25/2036	37,839	35,365
0.893% due 03/25/2030	280	272
1.093% due 06/25/2028	23	22
1.093% due 11/25/2029	2,755	2,664
1.093% due 07/25/2030	4,676	4,508
1.113% due 04/25/2028	36	34
1.413% due 03/25/2030	588	565
1.428% due 01/25/2030	136	132
1.439% due 10/25/2035	10	9
1.508% due 01/25/2029	956	915
1.593% due 10/25/2028	176	174
1.613% due 11/25/2029	189	183
2.007% due 01/25/2029	68	67
2.065% due 01/25/2029	4,842	4,595
2.217% due 05/25/2029	195	195
2.285% due 09/25/2029	896	890
2.294% due 12/25/2034	1,268	1,247
2.334% due 02/25/2033	62	60
2.361% due 04/25/2035	235	228
2.372% due 05/25/2036	1,729	1,668
2.531% due 05/25/2036 ^	728	680
2.565% due 05/25/2036	281	278
2.644% due 02/25/2035	4,696	4,676
2.654% due 07/25/2035 ^	2,530	2,236
2.727% due 12/25/2034	65	64
2.732% due 02/25/2034	209	209
2.750% due 09/25/2033	24	24
2.760% due 05/25/2034	258	254
2.771% due 06/25/2037	716	686
2.785% due 07/25/2035 ^	1,189	942
2.823% due 03/25/2036 ^	4,633	3,060
2.837% due 12/25/2035 ^	160	149
2.849% due 09/25/2035 ^	168	151
Merrill Lynch Mortgage Trust
0.370% due 02/12/2051 (a)	118,723	618
0.405% due 08/12/2039 (a)	1,518	2
Merrill Lynch Mortgage-Backed Securities Trust
2.918% due 06/25/2037 ^	37	31
3.000% due 08/25/2036 ^	24,674	22,732
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.864% due 08/12/2049	7,976	8,268
Morgan Stanley Bank of America Merrill Lynch Trust
1.276% due 02/15/2047 (a)	98,625	5,451
2.071% due 11/15/2045 (a)	127,219	9,277
3.040% due 04/15/2048	7,200	7,438
Morgan Stanley Capital Trust
0.248% due 11/12/2049 (a)	32,803	71
3.340% due 03/15/2049	11,000	11,543
5.665% due 04/15/2049	16,718	17,182
Morgan Stanley Dean Witter Capital, Inc. Trust
5.980% due 09/15/2037	188	188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.532% due 09/15/2037		$6,733	$6,962
Morgan Stanley Mortgage Loan Trust
0.754% due 10/25/2034		140	132
1.965% due 06/25/2037		25,393	15,593
2.236% due 07/25/2034		477	474
2.347% due 06/25/2036		2,261	2,187
2.461% due 07/25/2035 ^		502	468
2.622% due 07/25/2034		539	530
2.652% due 10/25/2034		194	190
2.660% due 08/25/2034		92	92
2.849% due 11/25/2035		157	115
2.856% due 07/25/2035		820	743
2.891% due 09/25/2035 ^		177	127
3.307% due 12/25/2035		1,065	950
4.280% due 10/25/2037 ^		8,411	6,948
4.374% due 11/25/2037 ^		7,287	5,241
5.381% due 05/25/2036 ^		19,607	15,064
5.500% due 11/25/2035 ^		160	151
5.750% due 09/25/2022 ^		12	12
6.000% due 08/25/2037 ^		750	685
6.259% due 09/25/2034		2,163	2,330
6.513% due 08/25/2036 ^		8,963	4,487
Morgan Stanley Re-REMIC Trust
2.860% due 02/26/2036		12,580	12,392
5.250% due 05/26/2037		26,233	24,987
Mortgage Equity Conversion Asset Trust
1.140% due 05/25/2042		146,052	127,796
MortgageIT Securities Corp. Mortgage Loan Trust
0.663% due 06/25/2047		40,484	31,154
MortgageIT Trust
0.683% due 11/25/2035		12,975	10,746
Mortgages PLC
0.969% due 01/31/2037	GBP	5,164	6,910
1.049% due 10/31/2038		1,552	2,062
Motel 6 Trust
4.532% due 02/05/2030		$6,000	5,880
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		1,053	984
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		2,099	2,101
Newgate Funding PLC
0.375% due 12/15/2050	EUR	826	869
0.759% due 12/01/2050	GBP	3,188	4,059
1.025% due 12/15/2050	EUR	4,487	4,291
1.275% due 12/15/2050		7,508	6,821
1.591% due 12/15/2050	GBP	23,818	29,855
1.841% due 12/15/2050		6,731	8,387
Nomura Asset Acceptance Corp. Alternative Loan Trust
0.713% due 04/25/2037		$260	199
2.599% due 10/25/2035		1,209	1,125
2.775% due 08/25/2034		5,672	5,060
2.863% due 02/25/2036		3,657	3,136
3.088% due 02/25/2036 ^		1,196	950

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	43

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.159% due 03/25/2035		$40	$40
5.500% due 05/25/2033		13	13
6.000% due 05/25/2033		8	8
6.215% due 08/25/2036 ^		8,243	3,828
6.431% due 08/25/2036 ^		3,517	1,633
7.000% due 04/25/2033		8	8
Nomura Resecuritization Trust
0.724% due 08/27/2047		239,633	151,197
NovaStar Mortgage Funding Trust
0.626% due 09/25/2046		19,859	16,188
Paragon Mortgages PLC
0.831% due 01/15/2039	GBP	69,494	88,365
Preferred Residential Securities PLC
1.691% due 12/15/2041		753	939
Prime Mortgage Trust
7.000% due 07/25/2034		$525	503
Provident Funding Mortgage Loan Trust
1.013% due 05/25/2035		3,774	3,635
2.549% due 10/25/2035		277	270
2.691% due 05/25/2035		1,009	1,006
2.847% due 04/25/2034		115	114
RAAC Trust
5.830% due 01/25/2017		1	1
RBSSP Resecuritization Trust
0.686% due 03/26/2037		25,940	25,236
0.704% due 05/28/2047		48,373	33,013
0.756% due 08/26/2045		114	79
2.350% due 12/26/2036		40,432	31,891
2.424% due 07/26/2045		49,848	49,593
2.454% due 10/26/2036		20,488	13,701
2.740% due 10/26/2035		11,066	11,070
2.939% due 12/25/2035		29,375	29,688
2.985% due 08/28/2047		318,995	236,609
3.363% due 03/26/2036		18,741	12,621
3.671% due 12/26/2036 ^		9,464	6,540
Regal Trust
2.155% due 09/29/2031		538	515
Residential Accredit Loans, Inc. Trust
0.583% due 02/25/2047		22,967	12,119
0.603% due 01/25/2037		8,562	6,581
0.613% due 05/25/2036		24,360	18,314
0.613% due 07/25/2036		20,945	12,734
0.613% due 11/25/2036		5,587	4,017
0.613% due 06/25/2046		41,185	16,954
0.633% due 05/25/2047		7,344	5,730
0.638% due 09/25/2046		10,962	7,266
0.683% due 02/25/2036 ^		1,319	914
0.703% due 05/25/2046 ^		3,404	2,081
0.713% due 12/25/2045		859	600
0.733% due 08/25/2035		8,518	6,481
0.763% due 03/25/2037		280	66
0.793% due 01/25/2037 ^		1,952	1,132
0.833% due 06/25/2036		560	332
1.351% due 01/25/2046 ^		33,394	22,829

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.637% due 11/25/2037	$22,594	$13,908
1.711% due 09/25/2045	1,137	917
3.195% due 07/25/2035	16,825	13,850
3.272% due 08/25/2035 ^	775	399
3.370% due 07/25/2035	10,115	8,190
3.726% due 07/25/2035	144	113
3.746% due 12/25/2035	16,556	13,744
3.753% due 12/26/2034 ^	266	176
5.000% due 09/25/2019	92	93
5.500% due 01/25/2035	2,758	2,783
5.500% due 08/25/2035 ^	73	66
5.750% due 12/25/2021 ^	381	359
6.000% due 10/25/2034	17,892	18,595
6.000% due 08/25/2035 ^	1,179	1,070
6.000% due 10/25/2035 ^	19,073	14,538
6.000% due 12/25/2035 ^	6,189	5,338
6.000% due 08/25/2036 ^	26,642	20,995
6.000% due 09/25/2036	7,888	6,269
6.000% due 01/25/2037	280	232
6.000% due 02/25/2037 ^	27,172	21,310
6.000% due 03/25/2037 ^	22,636	19,262
6.000% due 05/25/2037 ^	3,167	2,637
6.000% due 06/25/2037 ^	42,900	35,198
6.500% due 08/25/2036	53,366	44,465
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031	168	176
7.500% due 12/25/2031	72	74
7.500% due 05/25/2032	97	97
7.500% due 07/25/2032	786	722
Residential Asset Securitization Trust
0.783% due 06/25/2036	9,453	3,335
1.133% due 07/25/2036	11,221	7,463
4.750% due 02/25/2019	25	25
5.500% due 07/25/2035	2,002	1,770
5.500% due 09/25/2035 ^	39,323	33,666
6.000% due 11/25/2036 ^	8,552	5,668
6.000% due 01/25/2037 ^	5,399	3,576
6.000% due 03/25/2037 ^	11,358	7,778
6.250% due 11/25/2036	2,464	1,685
6.500% due 09/25/2036	5,056	3,548
6.500% due 04/25/2037 ^	23,892	14,476
Residential Funding Mortgage Securities, Inc. Trust
2.888% due 09/25/2035	2,115	1,749
2.908% due 08/25/2035 ^	4,996	3,751
3.882% due 09/25/2036 ^	297	252
3.927% due 10/25/2037 ^	18,540	15,136
4.092% due 04/25/2037	4,042	3,484
4.443% due 07/27/2037 ^	430	372
5.250% due 01/25/2036 ^	200	179
5.500% due 03/25/2037 ^	7,961	7,022
6.000% due 04/25/2037 ^	8,250	7,328
6.000% due 10/25/2037 ^	1,285	1,087
6.031% due 10/25/2037 ^	18,471	14,691
6.500% due 03/25/2032	74	77

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Mortgage Securities PLC
0.953% due 11/14/2039	GBP	5,326	$7,036
2.843% due 02/14/2041		2,697	3,942
ResLoC UK PLC
0.032% due 12/15/2043	EUR	9,202	9,378
RMAC PLC
0.005% due 06/12/2037		7,103	7,254
0.831% due 06/12/2036	GBP	32,029	41,182
0.951% due 06/12/2043		3,517	4,622
1.041% due 09/12/2035		6,194	8,393
RMAC Securities PLC
0.025% due 06/12/2044	EUR	2,359	2,358
0.741% due 06/12/2044	GBP	21,080	27,021
0.761% due 06/12/2044		11,109	14,313
0.782% due 06/12/2044		$3,964	3,543
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		2,008	2,028
5.336% due 05/16/2047		12,549	12,672
Sandwell Commercial Finance PLC
2.031% due 05/11/2039	GBP	4,000	5,233
Sequoia Mortgage Trust
0.782% due 07/20/2033		$119	112
0.812% due 10/20/2027		8	7
0.832% due 10/20/2027		101	99
1.052% due 08/20/2034		1,375	1,295
1.092% due 06/20/2033		921	877
1.178% due 11/20/2034		463	443
1.192% due 04/20/2033		182	172
1.670% due 04/20/2033		1,013	1,003
2.673% due 08/20/2047		14,989	12,358
2.689% due 02/20/2047		483	412
2.734% due 09/20/2046 ^		9,028	7,187
2.919% due 09/20/2046 ^		1,047	843
3.110% due 07/20/2037		2,451	2,086
4.825% due 07/20/2037 ^		15,428	13,765
Silver Oak Ltd.
2.073% due 06/21/2018		9,000	9,015
Southern Pacific Financing PLC
1.191% due 12/10/2042	GBP	480	591
Structured Adjustable Rate Mortgage Loan Trust
0.663% due 05/25/2035		$1	1
1.583% due 12/25/2037 ^		14,802	9,523
2.381% due 10/25/2037 ^		8,289	5,487
2.391% due 12/25/2035		491	391
2.391% due 12/25/2035 ^		1,916	1,866
2.539% due 12/25/2034		3,127	3,068
2.553% due 06/25/2034		315	314
2.584% due 05/25/2034		588	585
2.606% due 05/25/2035		55	46
2.613% due 05/25/2035		13,749	12,812
2.641% due 09/25/2034		201	174
2.658% due 11/25/2034		566	565
2.679% due 10/25/2035 ^		6,573	5,865
2.686% due 01/25/2036 ^		7,603	5,723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.688% due 12/25/2034	$82	$78
2.707% due 08/25/2035	2,616	2,431
2.718% due 08/25/2034	39	38
2.719% due 11/25/2034	2,565	2,530
2.726% due 10/25/2034	257	254
2.741% due 07/25/2035 ^	7,497	6,399
2.751% due 11/25/2035 ^	307	242
2.762% due 09/25/2035	9,009	8,005
2.769% due 03/25/2035	15,613	13,606
2.779% due 11/25/2035	723	575
2.804% due 09/25/2036 ^	24,126	15,518
2.825% due 02/25/2036 ^	9,239	7,416
2.826% due 03/25/2035	2,178	2,121
2.831% due 04/25/2034	25	24
2.832% due 04/25/2035	153	143
2.850% due 02/25/2036 ^	13,402	9,601
2.863% due 05/25/2036 ^	490	446
2.870% due 11/25/2035 ^	2,219	1,815
3.389% due 05/25/2036 ^	8,787	6,680
3.413% due 03/25/2036 ^	2,372	1,919
3.871% due 05/25/2036 ^	12,991	10,282
4.127% due 02/25/2037 ^	1,891	1,811
4.154% due 09/25/2036 ^	21,668	17,144
4.199% due 07/25/2037 ^	77	63
4.361% due 01/25/2037 ^	9,814	7,569
4.550% due 02/25/2037 ^	3,025	2,905
4.563% due 09/25/2036 ^	5,606	4,413
Structured Asset Mortgage Investments Trust
0.553% due 08/25/2036	12,475	9,319
0.613% due 07/25/2046	21,634	16,382
0.623% due 06/25/2036	12,140	10,008
0.623% due 07/25/2046 ^	16,357	11,403
0.633% due 05/25/2036	20,389	15,012
0.633% due 10/25/2036	9,227	7,017
0.643% due 04/25/2036	46,493	33,175
0.643% due 05/25/2036	428	330
0.643% due 08/25/2036 ^	20,993	15,682
0.643% due 05/25/2046	278	195
0.643% due 09/25/2047 ^	39,140	26,830
0.663% due 02/25/2036 ^	80,569	62,215
0.663% due 05/25/2045	2,178	1,897
0.663% due 07/25/2046 ^	42	16
0.682% due 07/19/2035	4,361	3,884
0.713% due 02/25/2036 ^	28,844	22,135
0.733% due 08/25/2036 ^	6,977	3,033
1.112% due 05/19/2035	2,491	2,402
1.283% due 05/25/2047	6,217	4,121
2.654% due 05/25/2047	62,898	43,862
2.714% due 02/19/2035	9	8
3.217% due 05/25/2045 ^	199	159
Structured Asset Securities Corp.
0.783% due 04/25/2035	542	447
2.604% due 12/25/2033	214	210
Structured Asset Securities Corp. Mortgage Loan Trust
1.033% due 10/25/2027	650	633

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	45

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.511% due 07/25/2033		$720	$715
2.538% due 08/25/2032		109	107
2.564% due 01/25/2034		324	304
2.630% due 03/25/2033		249	246
2.691% due 09/25/2033		626	603
2.761% due 11/25/2033		206	202
2.883% due 11/25/2033		529	519
2.973% due 09/25/2032		36	36
5.469% due 07/25/2034		15,359	15,951
5.750% due 09/25/2034		660	651
Structured Asset Securities Corp. Trust
5.750% due 02/25/2035		7,394	7,630
Suntrust Adjustable Rate Mortgage Loan Trust
3.035% due 04/25/2037 ^		4,784	3,957
6.009% due 02/25/2037 ^		382	379
TDA CAM Fondo de Titulizacion de Activos
0.015% due 09/22/2032	EUR	982	1,098
TDA Mixto Fondo de Titulizacion de Activos
0.015% due 06/22/2045		738	814
0.025% due 03/22/2035		998	1,110
0.045% due 03/22/2035		775	866
0.118% due 12/27/2030		526	591
0.118% due 09/30/2032		64	73
3.265% due 03/22/2036		1,200	1,215
Theatre Hospitals PLC
3.591% due 10/15/2031	GBP	69,490	95,771
Thornburg Mortgage Securities Trust
0.973% due 03/25/2044		$276	247
2.234% due 10/25/2043		582	565
2.261% due 12/25/2044		89	86
5.750% due 06/25/2047		27,094	26,472
Tibet CMBS SRL
4.150% due 12/09/2026	EUR	23,665	26,457
Trinity Square PLC
1.786% due 07/15/2051	GBP	31,800	45,324
UBS Commercial Mortgage Trust
2.176% due 05/10/2045 (a)		$176,837	17,011
UBS-Barclays Commercial Mortgage Trust
1.296% due 04/10/2046 (a)		84,106	5,397
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		3,525	3,578
5.703% due 06/15/2049		19,280	19,938
5.946% due 02/15/2051		34,522	35,914
Wachovia Mortgage Loan Trust LLC
2.719% due 10/20/2035		2,479	2,342
2.772% due 10/20/2035 ^		671	584
2.801% due 10/20/2035		518	505
2.830% due 08/20/2035 ^		640	556
2.849% due 05/20/2036		494	470
6.118% due 03/20/2037 ^		158	142

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
0.663% due 04/25/2045	$14,194	$13,257
0.693% due 11/25/2045	1,153	1,058
0.703% due 12/25/2045	5,041	4,722
0.723% due 07/25/2045	4,204	3,949
0.723% due 12/25/2045	9,414	8,571
0.763% due 01/25/2045	12,694	11,692
0.783% due 01/25/2045	215	200
0.823% due 10/25/2044	3,138	3,021
0.833% due 10/25/2044	4,070	3,628
0.873% due 07/25/2044	15,344	14,210
1.051% due 02/25/2047 ^	45,403	34,949
1.081% due 01/25/2047	2,814	2,527
1.091% due 01/25/2047 ^	11,617	8,941
1.101% due 06/25/2047	9,803	7,741
1.111% due 04/25/2047	145	71
1.113% due 01/25/2045	8,081	7,346
1.142% due 12/25/2046 ^	25,919	20,154
1.173% due 11/25/2034	4,469	3,994
1.191% due 11/25/2046	25,895	19,916
1.213% due 10/25/2045	3,468	3,344
1.231% due 10/25/2046 ^	64,778	50,756
1.262% due 05/25/2046	15,651	14,204
1.311% due 09/25/2046	15,186	12,600
1.313% due 11/25/2034	89	77
1.331% due 06/25/2046	1,837	1,701
1.331% due 07/25/2046	27,238	22,152
1.341% due 06/25/2046	4,585	3,764
1.351% due 02/25/2046	1,373	1,250
1.473% due 12/19/2039	176	171
1.551% due 11/25/2042	363	336
1.717% due 08/25/2042	197	187
1.868% due 10/25/2036 ^	2,715	2,282
1.975% due 01/25/2037 ^	16,447	13,868
1.978% due 01/25/2037 ^	1,883	1,561
1.993% due 10/25/2036 ^	652	555
2.149% due 11/25/2036 ^	2,139	1,814
2.159% due 05/25/2037 ^	20,961	16,716
2.164% due 07/25/2046	11,294	10,051
2.190% due 12/25/2036 ^	402	345
2.193% due 11/25/2036 ^	8,804	7,642
2.211% due 06/25/2037 ^	4,511	3,848
2.238% due 12/25/2036 ^	138	117
2.266% due 09/25/2036	19,865	17,671
2.350% due 12/25/2036 ^	9,296	8,062
2.402% due 07/25/2037 ^	27,200	24,400
2.409% due 03/25/2037 ^	47,901	40,140
2.421% due 08/25/2046 ^	97	83
2.427% due 02/25/2037 ^	49,162	44,367
2.431% due 10/25/2035	8,657	8,287
2.432% due 09/25/2036 ^	1,149	1,039
2.463% due 01/25/2036 ^	787	711
2.472% due 02/25/2037 ^	42,344	37,834
2.497% due 09/25/2035	1,064	1,023
2.505% due 01/25/2036	2,805	2,671
2.514% due 08/25/2034	1,798	1,783

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.517% due 03/25/2036	$6,309	$5,650
2.523% due 12/25/2035	4,737	4,556
2.538% due 02/25/2033	934	917
2.546% due 02/25/2037 ^	28,850	25,463
2.579% due 08/25/2035	78	74
2.741% due 01/25/2036	8,511	7,545
2.800% due 03/25/2035	3,632	3,547
3.625% due 01/25/2037 ^	11,455	9,898
3.976% due 03/25/2037 ^	26,692	22,093
4.221% due 02/25/2037 ^	6,302	5,715
4.262% due 08/25/2036 ^	34,933	30,973
4.270% due 04/25/2037 ^	38,605	35,175
4.349% due 05/25/2037 ^	2,901	2,547
4.378% due 07/25/2037 ^	5,637	5,181
Washington Mutual Mortgage Pass-Through Certificates Trust
0.623% due 07/25/2046	564	410
0.663% due 12/25/2036	11,352	8,745
0.693% due 12/25/2035	716	577
0.833% due 07/25/2035	2,539	2,004
1.033% due 03/25/2036 ^	3,230	2,359
1.051% due 01/25/2047	43,763	31,276
1.051% due 04/25/2047	10,049	7,265
1.071% due 12/25/2046	12,475	8,360
1.121% due 04/25/2047	14,155	10,077
1.201% due 10/25/2046 ^	27,672	19,523
1.271% due 09/25/2046	35,828	23,728
1.291% due 04/25/2046	61,643	47,396
1.600% due 06/25/2033	134	132
1.883% due 09/25/2035 ^	2,888	2,278
4.495% due 09/25/2036 ^	43,072	22,204
4.965% due 10/25/2036	9,173	4,995
5.000% due 03/25/2018	1	1
5.500% due 06/25/2035	4,887	4,545
5.500% due 08/25/2035	145	133
5.500% due 11/25/2035 ^	1,038	896
5.750% due 11/25/2035 ^	1,480	1,302
6.000% due 04/25/2036 ^	6,077	5,180
6.000% due 04/25/2037	23,630	19,937
6.221% due 07/25/2036 ^	25,640	12,067
6.449% due 07/25/2036 ^	2,880	1,355
6.500% due 03/25/2036	23,984	18,578
6.500% due 05/25/2036 ^	9,718	6,979
6.500% due 08/25/2036 ^	49,945	36,522
7.500% due 04/25/2033	35	37
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	2,314	2,158
Wells Fargo Commercial Mortgage Trust
1.343% due 11/15/2043 (a)	89,646	4,353
3.324% due 01/15/2059	15,000	15,618
3.487% due 11/15/2048	5,000	5,268
Wells Fargo Mortgage Loan Trust
0.638% due 09/27/2047	44,897	33,907
2.836% due 12/27/2046	28,068	16,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
0.733% due 04/25/2037 ^	$905	$766
2.735% due 10/25/2036 ^	3,237	3,066
2.737% due 09/25/2034	176	176
2.739% due 06/26/2035	2,376	2,354
2.742% due 06/25/2034	475	475
2.745% due 09/25/2034	108	109
2.750% due 12/25/2034	97	98
2.750% due 06/25/2035	360	369
2.755% due 10/25/2034	16	16
2.758% due 08/25/2036 ^	2,623	2,472
2.761% due 10/25/2035	810	811
2.765% due 02/25/2035	740	735
2.765% due 04/25/2036 ^	503	490
2.771% due 05/25/2036 ^	7,766	7,367
2.776% due 07/25/2034	373	382
2.792% due 05/25/2035	597	593
2.796% due 03/25/2036	212	210
2.800% due 10/25/2034	150	149
2.801% due 07/25/2034	154	155
2.805% due 11/25/2034	572	567
2.807% due 07/25/2036 ^	1,928	1,856
2.811% due 08/25/2033	123	127
2.830% due 03/25/2036 ^	1,450	1,373
2.834% due 07/25/2036 ^	56,449	54,039
2.836% due 06/25/2035	266	270
2.867% due 03/25/2035	36,511	36,456
2.928% due 03/25/2035	186	186
2.960% due 03/25/2035	86	84
2.969% due 04/25/2035	1,158	1,156
3.034% due 03/25/2036 ^	4,180	4,092
3.401% due 04/25/2036	5,315	4,876
5.500% due 08/25/2035	50	51
5.500% due 03/25/2036	938	948
5.500% due 04/25/2036	272	254
5.500% due 09/25/2037	691	694
5.750% due 03/25/2037 ^	2,697	2,629
5.866% due 04/25/2037 ^	763	716
6.000% due 06/25/2036 ^	1,780	1,730
6.000% due 07/25/2036 ^	247	250
6.000% due 08/25/2036 ^	1,979	1,944
6.000% due 09/25/2036 ^	155	149
6.000% due 11/25/2036 ^	572	552
6.000% due 06/25/2037 ^	4,208	4,182
6.000% due 07/25/2037 ^	3,642	3,596
6.000% due 08/25/2037 ^	398	393
6.000% due 11/25/2037 ^	259	257
18.197% due 03/25/2036	251	363
Wells Fargo Re-REMIC Trust
5.703% due 05/16/2017	8,501	8,767
Wells Fargo-RBS Commercial Mortgage Trust
0.431% due 03/15/2047 (a)	83,202	2,755
2.357% due 04/15/2045 (a)	94,546	7,743

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	47

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Windermere CMBS Ltd.
0.306% due 04/22/2018	EUR	7,307	$7,930

Total Non-Agency Mortgage-Backed Securities (Cost $12,599,603)			13,078,047

ASSET-BACKED SECURITIES 20.7%
Aames Mortgage Investment Trust
1.633% due 06/25/2035		$10,800	9,147
2.161% due 01/25/2035 ^		607	599
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030		21,550	21,678
ACAS CLO Ltd.
2.219% due 10/25/2025		101,800	101,832
Accredited Mortgage Loan Trust
0.616% due 04/25/2036		349	348
0.920% due 09/25/2035		7,220	5,959
1.033% due 04/25/2034		1,182	1,064
1.033% due 07/25/2034		10,468	9,361
1.141% due 04/25/2035		2,495	2,284
5.210% due 01/25/2034		3,340	3,249
ACE Securities Corp. Home Equity Loan Trust
0.493% due 10/25/2036		372	195
0.523% due 07/25/2036 ^		1,931	649
0.553% due 12/25/2036		13,690	6,696
0.563% due 12/25/2036		168,993	97,803
0.573% due 07/25/2036		63,046	42,156
0.573% due 12/25/2036		27,359	15,582
0.583% due 04/25/2036		29,753	26,336
0.583% due 07/25/2036		35,692	15,074
0.588% due 08/25/2036		4,398	3,599
0.673% due 07/25/2036		15,967	6,897
0.733% due 12/25/2045		545	542
1.093% due 11/25/2035		6,833	6,138
1.133% due 08/25/2045		7,031	6,815
1.233% due 02/25/2034		419	402
1.288% due 07/25/2035		5,000	4,804
1.333% due 09/25/2033		267	250
1.408% due 06/25/2034		15,233	14,642
1.408% due 07/25/2035		18,000	14,947
1.438% due 07/25/2035		17,500	13,192
1.483% due 12/25/2033		2,358	2,230
1.513% due 02/25/2035		1,010	992
Aegis Asset-Backed Securities Trust
0.676% due 01/25/2037		13,759	9,168
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.033% due 06/25/2034		19	19
1.483% due 01/25/2034		588	522
AFC Home Equity Loan Trust
1.033% due 09/27/2027		160	148
1.083% due 09/22/2028		392	354

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.313% due 02/25/2029		$517	$439
Alba SPV SRL
1.358% due 04/20/2040	EUR	2,752	3,133
ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034		$5,139	2,857
0.905% due 12/23/2037		15,380	11,689
0.942% due 07/15/2037		26,696	18,687
0.945% due 09/23/2037		20,387	15,087
1.022% due 07/15/2037		27,000	14,580
1.025% due 07/23/2035		5,592	4,641
1.025% due 09/23/2037		2,255	1,195
1.075% due 06/23/2036		27,500	14,025
1.075% due 12/23/2036		7,500	4,125
1.095% due 12/23/2035		20,821	11,243
1.125% due 09/23/2036		12,000	6,600
1.145% due 07/23/2035		15,152	8,788
1.225% due 03/23/2035		5,000	2,525
1.275% due 12/23/2034		4,750	2,755
1.316% due 07/30/2034		7,000	4,130
1.372% due 05/01/2034		7,000	4,550
1.575% due 09/23/2038		10,000	5,800
1.716% due 01/30/2034		7,500	5,400
AMAC CDO Funding
0.732% due 11/23/2050		4,976	4,914
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.863% due 01/25/2036		15,183	13,064
0.883% due 01/25/2036		6,211	5,796
1.013% due 01/25/2036		11,593	7,622
1.033% due 08/25/2035		7,814	7,745
1.083% due 08/25/2035		12,300	10,772
1.136% due 11/25/2033		214	189
1.153% due 03/25/2035		4,000	3,909
1.228% due 03/25/2035		9,000	7,854
1.303% due 07/25/2034		196	175
1.348% due 01/25/2035		1,189	963
1.426% due 11/25/2034		24,699	23,067
1.453% due 10/25/2034		3,800	3,373
1.456% due 08/25/2034		16,732	14,080
1.471% due 12/25/2033		600	564
2.158% due 05/25/2034		11,176	8,109
3.808% due 11/25/2032		3,510	3,346
3.958% due 11/25/2032 ^		28	1
4.102% due 07/25/2033		3,259	2,871
5.140% due 10/25/2033		65	65
Amortizing Residential Collateral Trust
1.013% due 07/25/2032		1,027	954
Aquilae CLO PLC
0.187% due 01/17/2023	EUR	485	548
ARES CLO Ltd.
1.259% due 11/25/2020		$3,920	3,860
Argent Securities Trust
0.523% due 07/25/2036		6,717	2,523
0.533% due 10/25/2036		10,751	4,039

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.543% due 09/25/2036		$9,274	$3,262
0.583% due 07/25/2036		52,762	20,178
0.608% due 04/25/2036		32,608	17,554
0.613% due 04/25/2036		8,865	3,205
0.673% due 06/25/2036		7,216	2,401
0.673% due 07/25/2036		7,148	2,806
0.673% due 10/25/2036		26,845	10,326
0.703% due 05/25/2036		16,254	5,464
0.713% due 04/25/2036		8,815	3,259
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.663% due 01/25/2036		2,228	1,653
0.923% due 10/25/2035		8,000	6,462
1.471% due 01/25/2034		3,638	3,375
Asset-Backed Funding Certificates Trust
0.543% due 01/25/2037		11,903	6,920
0.563% due 01/25/2037		70,013	44,988
0.593% due 11/25/2036		23,046	10,866
0.593% due 01/25/2037		105,383	61,820
0.653% due 01/25/2037		52,404	31,070
0.683% due 11/25/2036		4,652	2,235
1.093% due 03/25/2035		5,213	4,090
1.108% due 06/25/2035		17,973	17,265
1.408% due 06/25/2035		9,323	5,095
1.433% due 06/25/2037		5,247	3,795
1.558% due 12/25/2032		1,912	1,796
Asset-Backed Securities Corp. Home Equity Loan Trust
0.573% due 07/25/2036		3,566	3,087
1.333% due 06/25/2035		14,798	12,521
1.378% due 04/25/2035		2,000	1,886
1.378% due 05/25/2035		14,813	14,341
1.402% due 12/15/2033		7,146	6,859
1.633% due 06/25/2034		3,430	2,854
2.086% due 03/15/2032		468	455
Associates Manufactured Housing Pass-Through Certificates
7.025% due 03/15/2028		948	954
7.150% due 03/15/2028		5,487	6,494
Atlante Finance SRL
1.442% due 07/28/2047	EUR	3,500	3,827
Atrium CDO Corp.
1.421% due 11/16/2022		$3,823	3,807
Babson CLO Ltd.
1.858% due 05/15/2023		60,000	59,975
2.603% due 09/28/2021		2,500	2,503
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025		5,000	4,923
Bayview Financial Acquisition Trust
0.789% due 05/28/2037		9,969	7,191
5.660% due 12/28/2036		82	82
Bayview Financial Asset Trust
0.883% due 03/25/2037		10,789	9,123
1.233% due 03/25/2037		5,606	4,640

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.233% due 12/25/2039	$712	$695
1.333% due 03/25/2037	5,865	4,737
1.583% due 03/25/2037	3,187	2,526
1.933% due 03/25/2037	2,952	2,192
Bayview Financial Mortgage Pass-Through Trust
0.701% due 04/28/2036	80	79
Bayview Financial Revolving Asset Trust
1.369% due 12/28/2040	6,558	4,735
Bayview Opportunity Master Fund Trust
2.981% due 07/28/2034	22,254	22,191
3.228% due 07/28/2034	2,400	2,402
Bear Stearns Asset-Backed Securities Trust
0.543% due 04/25/2031	9,820	9,860
0.573% due 10/25/2036	7,557	7,029
0.573% due 04/25/2037	25,104	18,558
0.583% due 06/25/2036	24,090	22,059
0.583% due 11/25/2036	4,687	3,908
0.603% due 05/25/2036 ^	6,341	6,023
0.603% due 10/25/2036	8,091	7,086
0.603% due 12/25/2036 ^	13,423	10,037
0.613% due 06/25/2047	16,252	15,751
0.623% due 05/25/2037	6,897	6,553
0.663% due 04/25/2036	26,835	24,760
0.673% due 06/25/2047	13,400	11,176
0.713% due 04/25/2036	13,230	12,446
0.733% due 02/25/2037	31,650	20,951
0.753% due 08/25/2036	4,047	4,033
0.753% due 01/25/2047	705	660
0.783% due 05/25/2037 ^	14,286	8,309
0.813% due 01/25/2037	7,766	5,831
0.833% due 08/25/2036	6,607	6,415
0.833% due 09/25/2046	8,104	6,850
0.834% due 09/25/2034	202	184
0.853% due 12/25/2035	7,324	6,229
0.863% due 12/25/2035	6,836	6,024
0.873% due 12/25/2035 ^	3,100	2,292
0.883% due 12/25/2035	10,821	7,453
0.883% due 08/25/2036	10,308	8,797
0.886% due 11/25/2035 ^	8,469	7,440
0.923% due 07/25/2035	110	108
0.923% due 06/25/2036	2,053	2,016
1.086% due 08/25/2035	8,193	7,770
1.093% due 10/25/2032	32	31
1.103% due 06/25/2035	11,236	9,689
1.113% due 10/25/2035	34,210	29,350
1.133% due 11/25/2035 ^	49,330	41,354
1.153% due 07/25/2035	12,296	11,996
1.233% due 10/27/2032	90	86
1.233% due 12/25/2042	41	41
1.336% due 01/25/2036	4,485	3,682
1.383% due 10/25/2037	18,737	15,050
1.401% due 07/25/2036	1,392	1,177
1.411% due 02/25/2034	1,013	922
1.433% due 10/25/2037	37,146	31,688
1.433% due 11/25/2042	1,498	1,375

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	49

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.438% due 06/25/2035		$6,480	$5,935
1.533% due 10/25/2033		225	210
1.933% due 04/25/2036		8,942	6,850
2.183% due 09/25/2035		14,750	13,251
2.272% due 10/25/2036		180	141
2.311% due 08/25/2034		1,435	1,311
5.500% due 08/25/2035		9,260	7,910
5.500% due 08/25/2036		3,572	3,578
5.750% due 10/25/2033		507	523
6.000% due 06/25/2034		662	665
6.000% due 10/25/2035		13,268	12,894
6.000% due 08/25/2036		7,461	5,652
6.250% due 12/25/2036		23,761	20,914
6.500% due 08/25/2036 ^		4,370	2,710
Black Diamond CLO Ltd.
2.016% due 02/01/2023		16,600	16,253
BlackRock Senior Income
0.864% due 04/20/2019		865	865
BNC Mortgage Loan Trust
0.533% due 03/25/2037		3,836	3,672
0.533% due 05/25/2037		2,292	2,236
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029		1,936	1,983
6.530% due 10/15/2028		2,315	2,415
6.805% due 12/15/2030		1,860	1,957
6.975% due 12/15/2029		9,113	4,567
7.180% due 12/15/2029		20,019	10,323
7.575% due 06/15/2030		16,250	7,779
7.935% due 12/15/2030		10,000	10,577
Bosphorus CLO DAC
1.000% due 10/15/2025 (b)	EUR	25,700	29,202
Buckingham CDO Ltd.
0.691% due 04/05/2041		$733,654	146,144
0.691% due 09/05/2051		1,038,448	129,763
Cadogan Square CLO BV
0.209% due 08/12/2022	EUR	3,160	3,590
Carrington Mortgage Loan Trust
0.583% due 07/25/2036 ^		$104,158	79,595
0.653% due 01/25/2037		17,797	10,113
0.683% due 10/25/2036		11,061	5,885
0.853% due 02/25/2037		8,317	5,175
CDC Mortgage Capital Trust
1.351% due 11/25/2034		166	160
Celf Loan Partners PLC
0.164% due 05/03/2023	EUR	3,263	3,694
0.214% due 11/01/2023		3,566	4,046
0.384% due 11/01/2023		3,000	3,276
Centex Home Equity Loan Trust
1.053% due 09/25/2034		$1,099	989
5.210% due 11/25/2028		579	581
Chase Funding Trust
0.933% due 05/25/2032		116	110
1.033% due 07/25/2033		9	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHEC Loan Trust
1.073% due 06/25/2034	$563	$509
CIFC Funding Ltd.
0.881% due 05/10/2021	918	909
0.895% due 03/01/2021	26	26
1.986% due 12/05/2024	60,000	59,598
CIT Group Home Equity Loan Trust
1.410% due 12/25/2031	299	280
CIT Mortgage Loan Trust
1.883% due 10/25/2037 ^	1,187	1,121
Citigroup Mortgage Loan Trust, Inc.
0.493% due 07/25/2045	2,329	1,580
0.513% due 01/25/2037	25,924	15,620
0.533% due 12/25/2036	7,016	4,322
0.573% due 12/25/2036	2,400	2,166
0.593% due 09/25/2036	10,907	7,253
0.593% due 12/25/2036	14,234	8,860
0.603% due 03/25/2036	321	316
0.613% due 01/25/2037	154,872	94,559
0.613% due 03/25/2037	891	874
0.636% due 11/25/2045	667	649
0.673% due 10/25/2036	21,892	21,198
0.683% due 01/25/2037	50,419	31,067
0.723% due 10/25/2036	3,000	2,628
0.733% due 10/25/2036	15,436	11,209
0.843% due 10/25/2035	19,526	17,926
1.123% due 09/25/2035	3,539	3,535
1.153% due 09/25/2035 ^	17,600	16,632
1.483% due 02/25/2035	1,352	1,001
1.633% due 09/25/2033	1,022	955
4.547% due 10/25/2037	50,293	46,350
5.249% due 08/25/2035	160	147
COA Summit CLO Ltd.
1.974% due 04/20/2023	68,884	68,968
COBALT Commercial Mortgage Trust
0.518% due 04/26/2050	28,336	27,143
0.556% due 04/26/2050	10,464	10,386
Conseco Finance Securitizations Corp.
2.484% due 12/01/2033	19,728	18,943
6.030% due 03/01/2033	2,414	2,436
6.910% due 05/01/2033	46,328	51,314
7.360% due 06/01/2030	78,707	59,385
7.360% due 08/01/2032	6,786	7,340
7.424% due 03/01/2033	18,000	19,630
7.490% due 07/01/2031	46,989	52,190
7.770% due 09/01/2031	19,639	21,743
7.954% due 12/01/2033	8,795	9,758
7.960% due 05/01/2031	25,017	17,873
7.970% due 05/01/2032	5,692	3,458
8.060% due 09/01/2029	7,715	4,592
8.200% due 05/01/2031	35,964	26,391
8.260% due 12/01/2030	87,399	60,736
8.310% due 05/01/2032	33,405	21,103
8.850% due 12/01/2030	1,916	1,158

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Financial Corp.
6.040% due 11/01/2029		$1	$1
6.280% due 09/01/2030		32,028	34,053
6.320% due 07/01/2030		17,761	18,947
6.440% due 12/01/2030		17,778	18,823
6.540% due 04/01/2029		10,567	11,326
6.660% due 06/01/2030		4,631	4,980
6.760% due 03/01/2030		3,104	3,333
6.810% due 12/01/2028		1,128	1,199
6.870% due 01/15/2029		68	70
7.220% due 03/15/2028		8,505	8,986
7.240% due 11/15/2028		12,510	13,360
7.410% due 05/01/2031		848	704
7.550% due 01/15/2029		753	769
7.860% due 03/01/2030		18,267	14,837
Cordatus CLO PLC
0.165% due 07/25/2024	EUR	30,445	33,931
0.968% due 01/30/2024	GBP	4,418	6,176
0.968% due 07/25/2024		6,258	8,651
Coronado CDO Ltd.
1.155% due 09/04/2038		$30,127	28,922
Countrywide Asset-Backed Certificates
0.573% due 05/25/2035		78,979	65,360
0.573% due 05/25/2037		117,579	95,857
0.573% due 07/25/2037 ^		92,915	81,774
0.573% due 08/25/2037		169,808	135,630
0.573% due 06/25/2047		47,584	38,297
0.583% due 05/25/2037		30,777	28,606
0.583% due 12/25/2046		26,790	25,675
0.583% due 06/25/2047 ^		22,011	19,791
0.586% due 01/25/2037		19,485	18,704
0.593% due 03/25/2037		25,398	23,803
0.603% due 05/25/2037		7,145	6,682
0.603% due 06/25/2047		6,393	6,047
0.603% due 09/25/2047		8,260	8,231
0.613% due 07/25/2036		6,556	6,455
0.613% due 09/25/2036		2,999	2,956
0.613% due 06/25/2047		1,240	1,132
0.613% due 11/25/2047 ^		63,321	50,162
0.623% due 10/25/2034		501	490
0.623% due 06/25/2047		38,220	35,051
0.626% due 05/25/2035		2,655	2,600
0.633% due 06/25/2047		40,310	29,540
0.653% due 09/25/2037 ^		30,913	27,081
0.653% due 06/25/2047 ^		31,956	17,386
0.653% due 09/25/2047		37,118	30,347
0.663% due 05/25/2037		13,000	7,779
0.663% due 07/25/2037 ^		27,542	14,813
0.673% due 04/25/2036		21,886	19,514
0.673% due 04/25/2037		8,282	4,366
0.673% due 06/25/2037		11,097	10,210
0.673% due 12/25/2046		32,297	21,980
0.683% due 03/25/2036 ^		22,488	21,604
0.683% due 06/25/2047		9,200	5,815
0.683% due 11/25/2047		18,048	9,556

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.686% due 04/25/2036	$57	$57
0.686% due 01/25/2037	30,636	23,517
0.723% due 06/25/2037	8,449	5,539
0.736% due 07/25/2036	2,000	1,819
0.753% due 10/25/2036	5,580	4,677
0.763% due 07/25/2036	2,290	1,914
0.773% due 12/25/2036 ^	22,687	15,352
0.783% due 03/25/2036 ^	4,131	4,003
0.783% due 05/25/2046	3,372	3,277
0.886% due 03/25/2047 ^	12,363	9,009
0.893% due 11/25/2035	810	803
0.893% due 01/25/2036	12,500	12,385
0.933% due 01/25/2036	8,000	6,712
0.953% due 01/25/2036	23,050	20,954
1.093% due 12/25/2035	13,300	11,673
1.133% due 12/25/2033	2,231	2,125
1.183% due 05/25/2034	2,308	2,177
1.203% due 11/25/2035	5,035	4,873
1.233% due 10/25/2035	23,685	19,874
1.296% due 05/25/2033	205	181
1.433% due 08/25/2047	3,012	2,805
1.483% due 07/25/2033	1,741	1,639
1.483% due 11/25/2034	15,923	15,208
1.498% due 08/25/2035	23,000	20,461
1.683% due 12/25/2034	2,725	2,189
4.382% due 04/25/2036	255	258
4.599% due 02/25/2036	1,341	1,348
4.946% due 07/25/2036	2,381	2,364
5.016% due 10/25/2046 ^	8,076	7,692
5.834% due 07/25/2034	1,101	2,477
Countrywide Asset-Backed Certificates Trust
0.583% due 02/25/2037	27,569	26,701
0.583% due 04/25/2046 ^	21,765	22,217
0.583% due 03/25/2047	16,761	14,873
0.593% due 03/25/2037	13,611	12,632
0.596% due 09/25/2046	18,508	16,538
0.673% due 02/25/2037	20,000	14,996
0.896% due 05/25/2036	15,000	12,042
0.923% due 04/25/2036	38,230	25,164
1.016% due 04/25/2035	4,530	4,504
1.033% due 08/25/2035	3,990	3,960
1.213% due 11/25/2034	1,145	1,113
1.233% due 08/25/2047	31,000	26,437
1.286% due 04/25/2035	5,000	4,824
1.288% due 08/25/2034	20,443	19,301
1.333% due 11/25/2034	1,041	1,013
2.608% due 07/25/2034	449	408
4.693% due 10/25/2035	901	922
4.778% due 02/25/2036	26,355	26,843
4.863% due 10/25/2046 ^	104	105
Countrywide Home Equity Loan Trust
0.666% due 02/15/2036	6,464	5,670
Credit Suisse First Boston Mortgage Securities Corp.
2.783% due 08/25/2032	329	298

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	51

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit-Based Asset Servicing and Securitization LLC
0.493% due 11/25/2036		$106	$55
0.503% due 01/25/2037 ^		701	294
0.553% due 07/25/2037		10,231	6,037
0.573% due 10/25/2036		27,062	17,938
0.653% due 07/25/2037		9,458	5,669
0.663% due 11/25/2036		5,407	2,895
0.683% due 07/25/2036		12,000	8,314
0.773% due 07/25/2037		10,013	6,111
1.156% due 01/25/2035		11,175	10,031
1.456% due 11/25/2033		1,092	1,038
3.889% due 07/25/2035 ^		976	974
3.962% due 01/25/2037 ^		296	146
6.780% due 05/25/2035		4,627	4,642
CWCapital COBALT LLC
0.949% due 04/26/2050		4,866	4,375
CWCapital COBALT Vr Ltd.
1.084% due 11/28/2022		114	112
DFC HEL Trust
2.308% due 12/25/2031		4,197	3,890
Doral CLO Ltd.
1.885% due 05/26/2023		73,159	73,134
2.073% due 12/19/2022		162,822	162,563
Duchess CLO BV
0.349% due 02/28/2023	EUR	1,100	1,205
Duke Funding High Grade Ltd.
0.581% due 08/02/2049		$839,048	115,369
0.671% due 08/02/2049		308,427	42,409
1.063% due 08/02/2049		102,000	5,257
Eaton Vance CDO PLC
0.045% due 02/22/2027	EUR	4,511	5,054
0.858% due 02/22/2027		$19,959	19,543
0.880% due 03/25/2026		14,143	13,824
0.890% due 02/22/2027	GBP	1,536	2,151
0.918% due 02/22/2027		$26,433	26,539
0.960% due 03/25/2026		19,613	19,187
Educational Funding Co. LLC
0.869% due 10/25/2029		1,735	1,610
EMC Mortgage Loan Trust
0.747% due 11/25/2041		39	37
0.906% due 04/25/2042		1,765	1,612
0.986% due 03/25/2031		1,082	1,078
0.986% due 08/25/2040		623	583
1.176% due 05/25/2040		90	81
Encore Credit Receivables Trust
1.123% due 07/25/2035		9,237	7,442
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033		764	760
FAB U.S. Ltd.
1.242% due 12/06/2045	GBP	18,215	22,511
Faxtor ABS BV
0.108% due 11/02/2070	EUR	1,697	1,918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FBR Securitization Trust
1.126% due 11/25/2035	$10,000	$8,773
Fieldstone Mortgage Investment Trust
0.623% due 05/25/2036	2,507	1,600
Finance America Mortgage Loan Trust
1.378% due 11/25/2034	352	304
1.483% due 09/25/2033	294	270
First Franklin Mortgage Loan Asset-Backed Certificates
1.258% due 05/25/2034	6,036	5,527
2.143% due 05/25/2034	503	406
First Franklin Mortgage Loan Trust
0.573% due 12/25/2036	5,298	3,138
0.583% due 05/25/2036	6,252	4,691
0.583% due 07/25/2036	8,720	8,298
0.583% due 12/25/2036	22,119	16,127
0.593% due 12/25/2037	37,667	23,280
0.623% due 02/25/2036	32,611	24,519
0.626% due 03/25/2036	1,733	1,674
0.656% due 01/25/2038	555	348
0.693% due 11/25/2036	2,851	2,816
0.723% due 02/25/2036	20,000	15,749
0.793% due 11/25/2035	37,803	26,528
0.873% due 05/25/2036	2,000	1,893
0.903% due 07/25/2035	14,436	13,997
0.923% due 09/25/2035	27,664	27,007
0.953% due 09/25/2035	10,778	8,289
1.168% due 12/25/2034	6,683	6,415
1.303% due 09/25/2034	11,389	10,551
1.333% due 01/25/2035	2,960	2,648
1.408% due 05/25/2035	22,950	17,025
1.708% due 07/25/2034	35,322	32,601
First NLC Trust
1.138% due 12/25/2035	9,402	8,830
Fortress Credit Investments Ltd.
1.870% due 07/17/2023	88,981	88,491
Four Corners CLO Ltd.
0.871% due 07/22/2020	829	826
Fraser Sullivan CLO Ltd.
1.699% due 04/20/2023	71,129	71,104
Fremont Home Loan Trust
0.533% due 08/25/2036	6,598	2,423
0.563% due 11/25/2036	31,673	13,058
0.593% due 08/25/2036	43,748	16,290
0.603% due 02/25/2036	24,092	20,279
0.603% due 02/25/2037	16,225	8,616
0.653% due 01/25/2037	35,529	17,296
0.673% due 08/25/2036	3,845	1,453
0.683% due 05/25/2036	6,962	3,950
0.703% due 04/25/2036	22,370	12,013
1.258% due 01/25/2034	3,112	2,821
1.483% due 11/25/2034	6,400	5,563
Gallatin CLO Ltd.
1.892% due 07/15/2023	7,309	7,299

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GCAT LLC
3.750% due 07/25/2020	$28,137	$28,026
4.250% due 10/25/2019	43,173	43,168
GCO Education Loan Funding Trust
0.749% due 08/25/2028	13,653	13,498
GE-WMC Mortgage Securities Trust
0.473% due 08/25/2036	4	2
Goldman Sachs Asset Management CLO PLC
0.836% due 08/01/2022	2,195	2,196
Gramercy Park CLO Ltd.
1.920% due 07/17/2023	6,750	6,733
Green Tree Servicing LLC
8.970% due 04/25/2038	3,198	3,278
Greenpoint Manufactured Housing
3.449% due 10/14/2031	25,868	26,047
3.508% due 11/17/2031	19,050	17,922
3.730% due 06/08/2031	20,458	20,569
8.300% due 10/15/2026	6,328	6,643
Greenpoint Manufactured Housing Pass-Through Certificates
2.434% due 11/22/2031	22,794	22,277
GSAA Home Equity Trust
0.493% due 05/25/2036	7,753	3,524
0.603% due 10/25/2036	68,272	33,777
0.603% due 02/25/2037	15,524	7,816
0.613% due 05/25/2036	16,737	7,953
0.703% due 10/25/2035	4,273	4,014
0.753% due 04/25/2047	27,721	17,162
0.803% due 10/25/2035	36,435	33,388
5.344% due 09/25/2035	452	390
5.772% due 11/25/2036 ^	12,001	6,848
6.000% due 11/25/2037 ^	850	735
6.448% due 06/25/2036	30,017	15,092
GSAA Trust
0.503% due 03/25/2036	42	24
0.553% due 06/25/2036	80,131	37,776
0.613% due 03/25/2036	41,959	24,216
0.653% due 05/25/2047	4,808	3,372
0.673% due 06/25/2036	5,869	3,200
0.703% due 03/25/2036	38,926	25,579
0.803% due 06/25/2035	601	574
GSAMP Trust
0.503% due 12/25/2036	963	488
0.513% due 11/25/2036	731	377
0.523% due 01/25/2037	3,725	2,128
0.573% due 06/25/2036	30,085	25,302
0.573% due 08/25/2036	46,385	37,470
0.573% due 11/25/2036	23,024	12,065
0.583% due 08/25/2036	11,114	8,270
0.583% due 05/25/2046	42,392	36,702
0.613% due 11/25/2035	280	55
0.633% due 11/25/2036	22,312	11,870
0.673% due 12/25/2035	19,651	17,508
0.673% due 06/25/2036	6,795	3,913

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.736% due 10/25/2036 ^		$1,757	$238
0.863% due 11/25/2035 ^		13,703	7,688
0.863% due 11/25/2035		15,304	13,282
0.923% due 07/25/2045		5,500	5,252
0.953% due 07/25/2045		19,366	15,671
1.583% due 12/25/2034		21,258	15,593
1.633% due 10/25/2034		1,596	1,507
GSRPM Mortgage Loan Trust
0.733% due 03/25/2035		1,251	1,231
0.736% due 09/25/2036		2,549	2,439
Halcyon Loan Investors CLO, Inc.
0.958% due 11/20/2020		6,000	5,959
Home Equity Asset Trust
0.618% due 07/25/2037		15,885	15,270
1.133% due 12/25/2033		97	88
1.193% due 11/25/2032		128	115
1.333% due 11/25/2034		1,211	1,142
1.633% due 06/25/2032 ^		3,562	3,342
Home Equity Loan Trust
0.563% due 04/25/2037		85	82
House of Europe Funding PLC
0.067% due 12/15/2090	EUR	70,222	77,942
HSI Asset Loan Obligation Trust
5.096% due 12/25/2036		$12,695	6,654
HSI Asset Securitization Corp. Trust
0.483% due 10/25/2036		2,222	1,094
0.543% due 10/25/2036		23,952	11,910
0.593% due 03/25/2036		8,459	7,798
0.593% due 10/25/2036		12,762	6,400
0.603% due 12/25/2036		36,577	14,228
0.623% due 04/25/2037		24,361	13,241
0.763% due 02/25/2036		16,000	11,782
0.803% due 01/25/2036		9,000	8,579
IMC Home Equity Loan Trust
7.520% due 08/20/2028		66	67
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.543% due 11/25/2036		353	350
0.633% due 07/25/2037		23,428	14,065
0.753% due 04/25/2037		21,458	14,744
0.883% due 08/25/2035		2,105	2,099
Ivory CDO Ltd.
0.047% due 10/31/2099	EUR	14,082	15,853
IXIS Real Estate Capital Trust
0.593% due 08/25/2036		$44,268	16,325
0.633% due 03/25/2036 ^		17,313	10,137
0.693% due 08/25/2036		31,853	11,858
1.378% due 02/25/2035		2,692	2,360
JPMorgan Mortgage Acquisition Corp.
0.613% due 02/25/2036		6,750	6,485
0.703% due 03/25/2036		36,500	21,504
0.723% due 05/25/2035		15,998	14,619
1.093% due 09/25/2035		14,917	13,771
1.138% due 09/25/2035		10,682	7,548

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	53

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Trust
0.536% due 03/25/2047		$198	$114
0.543% due 08/25/2036		6,080	2,873
0.568% due 07/25/2036		52,686	35,665
0.573% due 10/25/2036		12,384	11,564
0.583% due 05/25/2036		643	642
0.593% due 05/25/2036		4,404	4,259
0.593% due 01/25/2037		13,004	12,682
0.593% due 05/25/2037		18,900	17,378
0.606% due 04/25/2036		11,519	10,807
0.643% due 03/25/2037		33,275	30,410
0.663% due 07/25/2036		10,000	9,542
0.756% due 04/25/2036		3,803	2,508
4.974% due 01/25/2037 ^		2,510	1,644
5.830% due 07/25/2036 ^		8,345	4,684
6.410% due 07/25/2036 ^		11,899	6,674
KGS Alpha SBA Trust
1.027% due 04/25/2038 (a)		69,985	2,632
KKR CLO Trust
1.740% due 12/15/2024		32,500	32,264
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040		782	807
Lehman XS Trust
0.583% due 04/25/2037 ^		1,968	1,478
0.603% due 02/25/2037 ^		40,763	22,859
0.613% due 02/25/2037		34,723	23,583
Long Beach Mortgage Loan Trust
0.523% due 09/25/2036		15,511	5,154
0.543% due 10/25/2036		5,302	1,968
0.543% due 11/25/2036		9,302	3,703
0.583% due 06/25/2036		92,823	39,102
0.588% due 10/25/2036		80,325	41,962
0.593% due 10/25/2036		3,877	1,453
0.633% due 01/25/2036		80,189	64,558
0.653% due 02/25/2036		50,967	40,501
0.673% due 08/25/2036		9,918	4,703
0.693% due 05/25/2036		830	336
0.733% due 01/25/2036		50,377	27,069
0.763% due 01/25/2046		257	232
0.813% due 08/25/2045		7,631	7,046
0.863% due 11/25/2035		18,800	15,971
1.231% due 06/25/2034		7,447	7,202
1.288% due 07/25/2034		4,294	4,133
1.558% due 05/25/2032		61	60
1.558% due 07/25/2033		6,161	5,748
3.433% due 11/25/2032		37	34
Madison Avenue Manufactured Housing Contract Trust
3.683% due 03/25/2032		6,000	5,564
Malin CLO BV
0.029% due 05/07/2023	EUR	15,536	17,509
0.104% due 05/07/2023		18,150	20,030
Marathon Real Estate CDO Ltd.
0.763% due 05/25/2046		$3,236	3,212

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset-Backed Securities Trust
0.483% due 08/25/2036		$5,496	$2,276
0.483% due 10/25/2036		30,757	12,006
0.483% due 11/25/2036		10	4
0.483% due 01/25/2037		103	41
0.533% due 11/25/2036		25,654	15,151
0.553% due 10/25/2036		43,094	17,097
0.563% due 10/25/2036		36,474	20,429
0.578% due 10/25/2036		78,404	35,119
0.583% due 08/25/2036		4,498	2,110
0.593% due 10/25/2036		5,434	3,142
0.633% due 04/25/2036		80,347	28,494
0.643% due 11/25/2036		5,211	2,290
0.643% due 05/25/2037		4,200	3,042
0.673% due 06/25/2036		6,741	3,478
0.673% due 08/25/2036		14,459	6,648
0.678% due 10/25/2036		8,712	3,980
0.733% due 01/25/2036		5,288	5,100
0.733% due 05/25/2037		16,914	13,882
0.933% due 10/25/2035 ^		22,687	16,395
1.378% due 05/25/2035		4,000	3,815
5.083% due 05/25/2033		8,272	7,941
MASTR Specialized Loan Trust
0.693% due 02/25/2036		8,432	7,224
0.803% due 01/25/2037		17,361	9,392
Mercator CLO Ltd.
0.706% due 10/15/2024	EUR	6,500	7,250
Mercury CDO Ltd.
0.974% due 12/08/2040		$54,499	50,057
1.484% due 12/08/2040		6,000	831
Merit Securities Corp.
6.690% due 07/28/2033		931	942
Merrill Lynch First Franklin Mortgage Loan Trust
0.603% due 04/25/2037		4,866	2,433
0.603% due 05/25/2037		48,072	25,476
0.673% due 05/25/2037		84,894	45,561
0.683% due 04/25/2037		39,067	19,827
0.753% due 05/25/2037		53,046	28,881
Merrill Lynch Mortgage Investors Trust
0.583% due 11/25/2037		31,014	14,965
0.596% due 04/25/2037		17,555	8,942
0.613% due 03/25/2037		3,060	2,987
0.713% due 01/25/2047		4,430	4,192
0.743% due 12/25/2036		5,700	5,346
0.883% due 02/25/2047		45,143	29,585
0.893% due 08/25/2036		15,600	13,191
0.913% due 05/25/2036		1,459	1,328
0.933% due 06/25/2036		11,479	10,931
MESA Trust
3.658% due 11/25/2031 ^		1,125	802
Mid-State Capital Corp. Trust
3.500% due 12/15/2045		10,574	10,885
6.005% due 08/15/2037		3,210	3,444

54	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mid-State Trust
4.864% due 07/15/2038	$1,137	$1,217
MMcapS Funding Ltd.
1.085% due 12/01/2035	5,500	3,300
Morgan Stanley ABS Capital, Inc. Trust
0.533% due 10/25/2036	453	238
0.533% due 11/25/2036	2,836	1,611
0.543% due 03/25/2037	4,437	1,967
0.563% due 10/25/2036	33,373	25,308
0.563% due 12/25/2036	79,194	47,519
0.563% due 01/25/2037	35,191	18,429
0.573% due 08/25/2036	40,902	22,082
0.573% due 10/25/2036	56,119	29,673
0.573% due 11/25/2036	4,267	2,504
0.573% due 05/25/2037	671	408
0.583% due 09/25/2036	11,554	4,872
0.583% due 10/25/2036	23,989	14,288
0.583% due 12/25/2036	1,580	919
0.593% due 09/25/2036	37,578	18,761
0.613% due 02/25/2037	33,374	14,349
0.613% due 03/25/2037	39,514	17,742
0.633% due 02/25/2037	13,451	6,926
0.653% due 10/25/2036	2,044	1,095
0.653% due 11/25/2036	6,401	3,793
0.663% due 09/25/2036	5,715	2,890
0.663% due 10/25/2036	13,702	8,258
0.663% due 11/25/2036	5,032	2,897
0.663% due 02/25/2037	40,546	17,558
0.683% due 08/25/2036	18,558	10,228
0.683% due 03/25/2037	64,036	29,110
0.683% due 05/25/2037	31,296	19,363
0.693% due 05/25/2037	15,729	10,123
0.743% due 12/25/2035	19,127	16,950
0.843% due 11/25/2035	22,000	20,014
0.893% due 06/25/2034	304	305
1.233% due 07/25/2037	849	837
1.243% due 04/25/2034	3,046	2,851
1.333% due 05/25/2034	8,342	7,926
1.363% due 07/25/2035	7,500	6,253
1.423% due 06/25/2035	11,200	9,982
1.453% due 10/25/2033	2,876	2,685
1.453% due 11/25/2034	165	150
1.493% due 09/25/2034	323	295
1.513% due 03/25/2033	55	54
1.633% due 06/25/2033	2,207	2,130
1.683% due 07/25/2037	14,010	9,258
Morgan Stanley Capital, Inc. Trust
0.723% due 01/25/2036	23,817	21,328
Morgan Stanley Dean Witter Capital, Inc. Trust
1.783% due 02/25/2033	1,338	1,273
2.008% due 11/25/2032	3,235	3,099
Morgan Stanley Home Equity Loan Trust
0.533% due 12/25/2036	4,238	2,265
0.533% due 04/25/2037	8,867	4,808
0.573% due 12/25/2036	60,317	32,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.593% due 04/25/2036	$6,342	$4,288
0.603% due 04/25/2037	10,797	5,917
0.693% due 04/25/2036	16,134	11,097
0.763% due 12/25/2035	288	278
0.783% due 04/25/2037	31,642	17,816
1.423% due 05/25/2035	11,698	9,269
Morgan Stanley IXIS Real Estate Capital Trust
0.503% due 11/25/2036	14,556	5,952
0.543% due 11/25/2036	11,392	4,693
0.653% due 11/25/2036	17,494	7,334
Morgan Stanley Mortgage Loan Trust
0.663% due 02/25/2037	669	358
0.793% due 04/25/2037	13,076	6,343
5.622% due 01/25/2047	582	555
5.750% due 04/25/2037 ^	585	413
5.754% due 01/25/2047	11,653	8,765
5.965% due 09/25/2046 ^	6,538	4,006
6.000% due 07/25/2047 ^	671	580
Mountain View Funding CLO Ltd.
0.882% due 04/15/2019	590	587
N-Star Real Estate CDO Ltd.
1.020% due 06/16/2041	8,144	7,511
National Collegiate Commutation Trust
0.000% due 03/25/2038 (f)	61,425	28,872
3.705% due 03/25/2038	13,786	13,545
National Collegiate Student Loan Trust
0.563% due 11/27/2028	2,866	2,856
0.573% due 12/27/2027	690	687
Nationstar Home Equity Loan Trust
0.563% due 06/25/2037	198	194
0.603% due 09/25/2036	2	2
0.663% due 03/25/2037	766	645
0.683% due 06/25/2037	340	244
0.753% due 04/25/2037	600	418
NCT Funding Ltd.
0.682% due 04/25/2040	687	682
New Century Home Equity Loan Trust
0.613% due 05/25/2036	972	725
0.943% due 07/25/2035	836	759
1.173% due 08/25/2034	181	165
Newcastle CDO Ltd.
0.968% due 12/24/2039	295	287
Newcastle Investment Trust
8.114% due 05/01/2033	157,866	167,388
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.643% due 11/25/2035	17,999	16,451
NovaStar Mortgage Funding Trust
0.563% due 03/25/2037	180,739	113,978
0.583% due 06/25/2036	2,741	1,819
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032	4,384	4,392
5.410% due 11/15/2032	5,703	5,724

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	55

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.340% due 04/15/2029		$405	$417
7.945% due 03/15/2022		3,542	2,433
Ocean Trails CLO
1.918% due 08/13/2025		8,000	7,876
Octagon Investment Partners Ltd.
0.889% due 08/25/2021		3,920	3,856
OHA Credit Partners Ltd.
1.838% due 05/15/2023		3,489	3,472
OneMain Financial Issuance Trust
3.190% due 03/18/2026		4,900	4,858
Option One Mortgage Loan Trust
0.573% due 01/25/2037		12,690	7,188
0.573% due 02/25/2037		1,951	1,032
0.573% due 03/25/2037		54,274	29,774
0.613% due 07/25/2037		8,420	4,782
0.733% due 01/25/2036		15,665	12,700
0.733% due 05/25/2037		6,278	3,608
1.333% due 01/25/2034		3,511	3,262
Option One Mortgage Loan Trust Asset-Backed Certificates
0.893% due 11/25/2035		15,000	11,008
1.288% due 10/25/2032		4,530	4,293
1.333% due 07/25/2032		1,317	1,223
Origen Manufactured Housing Contract Trust
7.200% due 01/15/2037		2,740	2,891
7.650% due 03/15/2032		5,114	5,343
Ownit Mortgage Loan Trust
1.033% due 10/25/2036 ^		7,194	5,509
3.448% due 12/25/2036		11,351	6,702
OZLM Funding Ltd.
2.096% due 10/30/2023		3,600	3,601
Palmer Square Loan Funding Ltd.
1.924% due 01/21/2024		117,000	117,158
Pangaea ABS SPV
0.019% due 12/28/2096	EUR	16,438	17,259
Park Place Securities, Inc.
0.883% due 09/25/2035		$135	135
1.153% due 05/25/2035		11,774	9,484
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.903% due 09/25/2035		23,085	21,541
0.933% due 07/25/2035		6,275	6,214
1.213% due 01/25/2036		1,319	1,315
1.378% due 02/25/2035		1,429	1,427
1.513% due 03/25/2035		4,500	4,102
People’s Choice Home Loan Securities Trust
1.156% due 05/25/2035 ^		9,280	8,629
People’s Financial Realty Mortgage Securities Trust
0.573% due 09/25/2036		33,979	12,608
Popular ABS Mortgage Pass-Through Trust
0.713% due 07/25/2035		1,308	1,259
1.093% due 08/25/2035		4,053	3,888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.283% due 01/25/2036 ^	$150	$148
5.417% due 04/25/2035	129	126
Pretium Mortgage Credit Partners LLC
4.125% due 10/27/2030	27,128	27,037
Primus CLO Ltd.
0.855% due 07/15/2021	5,148	5,059
Putnam Structured Product Funding Ltd.
0.886% due 10/15/2038	18,534	18,024
RAAC Trust
0.726% due 05/25/2046	12,023	10,938
0.786% due 02/25/2046	550	511
0.786% due 11/25/2046	920	781
0.816% due 10/25/2046	15,579	13,647
0.833% due 09/25/2045	10,669	8,552
0.936% due 02/25/2037	5,000	3,385
1.633% due 09/25/2047	3,566	3,453
1.933% due 09/25/2047	9,087	7,258
Race Point CLO Ltd.
1.637% due 12/15/2022	11,470	11,446
Renaissance Home Equity Loan Trust
1.316% due 08/25/2033	1,118	1,041
5.744% due 06/25/2037 ^	91,283	41,407
6.115% due 08/25/2036	14,295	8,810
7.750% due 09/25/2037 ^	39,665	22,417
Residential Asset Mortgage Products Trust
0.603% due 07/25/2036	29,055	28,347
0.613% due 11/25/2036	12,668	11,016
0.623% due 03/25/2036	7,402	7,201
0.656% due 12/25/2035	52,529	38,799
0.663% due 01/25/2036	2,284	2,255
0.703% due 10/25/2036	17,000	14,556
0.786% due 12/25/2035	57,187	39,144
0.863% due 11/25/2035	12,673	11,251
0.983% due 02/25/2035	5,645	5,448
1.013% due 10/25/2035	7,000	4,927
1.023% due 08/25/2035	13,673	12,462
1.063% due 09/25/2035	10,000	6,905
1.186% due 04/25/2034	8,849	7,976
1.228% due 06/25/2035	5,000	4,542
1.303% due 02/25/2034	4,131	3,948
1.306% due 04/25/2034	9,781	9,044
1.366% due 06/25/2034	3,600	3,404
1.408% due 09/25/2034	4,949	4,664
1.426% due 10/25/2033	5,924	5,308
1.498% due 07/25/2035	10,889	8,288
2.011% due 04/25/2034 ^	2,649	1,335
2.083% due 11/25/2034	4,060	3,831
2.416% due 04/25/2034 ^	3,425	1,550
4.828% due 12/25/2033	93	95
5.290% due 06/25/2033	8	8
5.340% due 08/25/2033	257	259
5.885% due 10/25/2033	247	237
Residential Asset Securities Corp. Trust
0.583% due 08/25/2036	14,797	13,670

56	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.593% due 06/25/2036		$17,897	$17,236
0.593% due 07/25/2036		30,743	26,921
0.603% due 11/25/2036		31,557	27,338
0.613% due 04/25/2036		2,081	1,961
0.643% due 04/25/2037		45,757	37,492
0.673% due 10/25/2036		41,063	30,848
0.683% due 11/25/2036		78,014	43,705
0.693% due 07/25/2036		17,002	9,889
0.703% due 04/25/2036		10,462	10,059
0.753% due 01/25/2036		2,491	2,475
0.773% due 04/25/2037		44,390	30,293
0.803% due 03/25/2036		20,029	18,219
0.813% due 02/25/2036		6,246	5,526
0.843% due 11/25/2035		29,590	24,230
0.853% due 12/25/2035		721	614
0.893% due 01/25/2036		10,500	8,845
0.933% due 07/25/2032 ^		819	721
1.023% due 08/25/2035		7,500	6,729
1.023% due 09/25/2035		5,250	4,667
1.083% due 06/25/2035		4,241	3,835
1.186% due 04/25/2034		3,176	2,824
1.228% due 01/25/2035		5,686	5,337
1.258% due 02/25/2034		6,487	6,091
1.273% due 12/25/2034		9,116	8,719
1.333% due 04/25/2035		4,724	4,356
5.120% due 12/25/2033		2,945	2,675
6.084% due 06/25/2032 ^		2,064	2,162
6.349% due 03/25/2032		77	77
Residential Funding Home Equity Loan Trust
0.563% due 05/25/2036		1,367	1,212
Residential Funding Home Loan Trust
5.950% due 08/25/2034		1,990	2,080
RMAT LLC
4.090% due 07/27/2020		16,127	16,078
RMF Euro CDO PLC
0.317% due 07/18/2023	EUR	3,100	3,468
Salomon Mortgage Loan Trust
1.336% due 11/25/2033		$1,355	1,342
Saturn CLO Ltd.
0.843% due 05/13/2022		4,842	4,811
Saxon Asset Securities Trust
0.936% due 03/25/2032		689	638
1.411% due 12/25/2033		5,386	5,064
Securitized Asset-Backed Receivables LLC Trust
0.493% due 12/25/2036 ^		599	186
0.513% due 11/25/2036 ^		231	74
0.583% due 07/25/2036		33,647	16,700
0.593% due 11/25/2036		12,087	3,909
0.603% due 08/25/2036		12,143	4,840
0.673% due 07/25/2036		6,157	3,121
0.683% due 05/25/2036		3,502	1,940
0.683% due 06/25/2036		11,192	7,924
0.723% due 11/25/2035		9,290	8,710
1.108% due 01/25/2035		977	892
1.393% due 01/25/2036 ^		3,093	2,490

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Skellig Rock BV
0.311% due 11/30/2022	EUR	3,236	$3,685
SLM Private Credit Student Loan Trust
0.814% due 03/15/2024		$1,115	1,102
0.824% due 12/15/2023		10,189	10,050
0.874% due 12/16/2041		4,000	3,344
SLM Private Education Loan Trust
3.686% due 05/16/2044		24,258	24,895
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	5,592	6,071
0.254% due 10/25/2039		10,000	9,573
0.709% due 01/26/2026		$75,600	71,849
Sorin Real Estate CDO Ltd.
0.891% due 10/28/2046		7,167	7,074
0.936% due 06/07/2040		26,606	25,806
Soundview Home Loan Trust
0.543% due 02/25/2037		245	90
0.563% due 07/25/2037		66	52
0.583% due 07/25/2036		49,648	43,548
0.593% due 10/25/2036		20,759	18,392
0.593% due 01/25/2037		28,711	19,744
0.603% due 06/25/2036		20,802	19,161
0.603% due 11/25/2036		43,998	14,796
0.643% due 06/25/2037		12,474	7,297
0.663% due 06/25/2036		10,000	6,829
0.673% due 07/25/2036		9,800	5,694
0.693% due 12/25/2035		1,110	1,094
0.783% due 12/25/2035		20,000	17,202
0.803% due 02/25/2037		26,066	10,216
0.943% due 08/25/2035		26,000	23,225
1.258% due 06/25/2035		3,860	3,474
1.733% due 11/25/2033		806	798
Specialty Underwriting & Residential Finance Trust
0.683% due 06/25/2037		8,283	5,630
0.703% due 04/25/2037		5,005	2,690
0.733% due 12/25/2036		130	127
Spirit Master Funding LLC
3.887% due 12/20/2043		40,000	40,732
SpringCastle America Funding LLC
2.700% due 05/25/2023		29,733	29,621
Streeterville ABS CDO Ltd.
0.969% due 11/03/2040		146,126	123,184
Structured Asset Investment Loan Trust
0.563% due 07/25/2036		60,351	41,275
0.583% due 07/25/2036		12,940	10,193
0.606% due 07/25/2036		68,517	39,627
0.743% due 01/25/2036		57,961	41,441
1.133% due 04/25/2033		767	744
1.153% due 10/25/2035		63,800	48,643
1.168% due 03/25/2035		10,600	9,950
1.168% due 08/25/2035		7,100	6,857
1.198% due 08/25/2035		2,000	1,435
1.213% due 07/25/2035		13,234	11,945
1.408% due 09/25/2034		171	146

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	57

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
1.183% due 02/25/2035	$9,991	$7,554
Structured Asset Securities Corp. Mortgage Loan Trust
0.563% due 05/25/2036	43,416	35,443
0.573% due 09/25/2036	7,246	7,070
0.583% due 09/25/2036	13,369	11,396
0.593% due 03/25/2036	37,228	29,690
0.603% due 06/25/2037	10,520	9,067
0.613% due 03/25/2037	7,948	4,477
0.633% due 02/25/2037	25,958	23,681
0.653% due 10/25/2037	63,265	37,938
0.663% due 05/25/2047	6,000	4,540
0.683% due 09/25/2036	27,300	22,003
0.683% due 03/25/2037	34,555	19,692
0.733% due 03/25/2037	11,899	6,837
0.753% due 05/25/2037	8,032	7,311
0.803% due 04/25/2036	10,300	8,852
0.933% due 11/25/2037	5,100	2,986
1.433% due 08/25/2037	20,442	18,834
1.483% due 08/25/2037	7,000	4,673
1.533% due 10/25/2037	74,648	33,957
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.783% due 04/25/2033	383	373
3.450% due 02/25/2032	540	535
5.410% due 06/25/2033	154	153
5.560% due 05/25/2034	183	184
Structured Asset Securities Corp. Trust
7.528% due 05/25/2031	3,339	2,686
Symphony CLO LP
1.717% due 01/09/2023	5,030	5,008
1.920% due 04/16/2022	19,707	19,621
Symphony CLO Ltd.
1.372% due 01/15/2024	85,007	83,498
Taberna Preferred Funding Ltd.
1.083% due 07/05/2035	39,168	28,985
5.092% due 07/05/2035	501	367
Terwin Mortgage Trust
0.743% due 04/25/2037	15,805	9,783
Trapeza CDO LLC
1.703% due 01/20/2034	1,639	1,327
Trapeza CDO Ltd.
0.900% due 11/09/2042	32,450	23,364
0.902% due 04/06/2042	40,408	28,488
0.950% due 11/09/2042	14,000	7,000
0.951% due 01/27/2040	47,300	36,421
0.962% due 04/06/2042	8,300	4,067
Triaxx Prime CDO Ltd.
0.701% due 10/02/2039	38,632	29,708
Tropic CDO Ltd.
0.912% due 07/15/2036	50,344	33,730
0.942% due 07/15/2036	25,223	16,521

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Truman Capital Mortgage Loan Trust
0.693% due 03/25/2036		$197	$172
1.183% due 12/25/2032		849	857
U.S. Capital Funding Ltd.
0.897% due 10/10/2040		57,822	40,476
Vanderbilt Acquisition Loan Trust
7.120% due 05/07/2032		5,000	5,325
Venture CDO Ltd.
0.854% due 01/20/2022		6,594	6,466
0.901% due 07/22/2021		24,944	24,467
Venture CLO Ltd.
1.609% due 11/14/2022		6,515	6,487
Vericrest Opportunity Loan Trust
3.375% due 11/25/2054		4,435	4,383
VOLT LLC
3.375% due 10/25/2054		6,314	6,241
3.375% due 02/25/2055		7,055	6,974
3.625% due 10/25/2057		9,772	9,657
3.875% due 04/25/2055		3,899	3,909
4.250% due 02/26/2046		15,821	15,841
Voya CLO Ltd.
1.922% due 10/15/2022		10,000	9,978
1.942% due 10/15/2022		5,000	4,996
WaMu Asset-Backed Certificates Trust
0.543% due 04/25/2037		67	28
0.603% due 07/25/2047		9,041	5,174
0.673% due 05/25/2047		39,000	25,048
0.683% due 05/25/2047		26,635	17,522
Wasatch Ltd.
0.678% due 11/14/2022		46,620	45,266
0.858% due 11/14/2022		77,699	75,452
Washington Mutual Asset-Backed Certificates Trust
0.493% due 10/25/2036		192	93
0.583% due 05/25/2036		21,837	14,830
0.613% due 10/25/2036		19,289	9,557
0.673% due 08/25/2036		13,766	7,050
Wells Fargo Home Equity Asset-Backed Securities Trust
0.663% due 04/25/2037		40,455	32,973
1.063% due 11/25/2035		2,600	2,320
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.063% due 04/25/2034		170	152
Wood Street CLO BV
0.072% due 08/27/2022	EUR	2,212	2,486
Wrightwood Capital Real Estate CDO Ltd.
0.938% due 11/21/2040		$22,851	21,952

Total Asset-Backed Securities (Cost $11,538,952)			11,618,483

58	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.1%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	8,995	$9,643
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (f)	BRL	316,800	85,242
0.000% due 10/01/2016 (f)		5,920,860	1,540,891
0.000% due 01/01/2017 (f)		584,302	147,376
0.000% due 04/01/2017 (f)		1,824,200	445,838
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045(g)		287,404	75,232
6.000% due 08/15/2050(g)		2,978,762	781,611
10.000% due 01/01/2021		50,429	12,318
10.000% due 01/01/2023		443,062	104,725
10.000% due 01/01/2025		1,323,809	298,607
Costa Rica Government International Bond
7.000% due 04/04/2044		$8,415	7,626
Mexico Government International Bond
4.000% due 03/15/2115	EUR	4,400	4,370
Republic of Greece Government International Bond
3.000% due 02/24/2023		5,465	4,512
3.000% due 02/24/2024 (j)		10,304	8,356
3.000% due 02/24/2025		5,465	4,336
3.000% due 02/24/2026 (j)		11,175	8,675
3.000% due 02/24/2027		14,865	11,242
3.000% due 02/24/2028		10,716	7,893
3.000% due 02/24/2029		7,465	5,395
3.000% due 02/24/2030		16,265	11,585
3.000% due 02/24/2031 (j)		7,265	5,073
3.000% due 02/24/2032 (j)		6,165	4,237
3.000% due 02/24/2033		5,865	3,943
3.000% due 02/24/2034		46,339	30,471
3.000% due 02/24/2035		9,905	6,510
3.000% due 02/24/2036		19,178	12,446
3.000% due 02/24/2037		6,364	4,044
3.000% due 02/24/2038		6,364	4,097
3.000% due 02/24/2039 (j)		8,598	5,513
3.000% due 02/24/2040		6,364	4,092
3.000% due 02/24/2041		7,064	4,523
3.000% due 02/24/2042 (j)		6,664	4,289
3.800% due 08/08/2017	JPY	6,133,000	49,385
4.500% due 11/08/2016		2,200,000	18,228
4.500% due 07/03/2017		4,610,000	37,121
4.750% due 04/17/2019 (j)	EUR	88,690	90,130
5.000% due 08/22/2016	JPY	145,800	1,216
Russia Government International Bond
5.625% due 04/04/2042		$114,400	116,026
5.875% due 09/16/2043		37,600	38,902

Total Sovereign Issues (Cost $4,344,065)			4,015,719

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR (d)	2,788,322	$0

FINANCIALS 0.0%
TIG FinCo PLC (i)	1,178,887	813

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (d)(i)	8,220	18
NVHL S.A. ‘B’ (d)(i)	8,220	18
NVHL S.A. ‘C’ (d)(i)	8,220	18
NVHL S.A. ‘D’ (d)(i)	8,220	19
NVHL S.A. ‘E’ (d)(i)	8,220	19
NVHL S.A. ‘F’ (d)(i)	8,220	19
NVHL S.A. ‘G’ (d)(i)	8,220	19
NVHL S.A. ‘H’ (d)(i)	8,220	19
NVHL S.A. ‘I’ (d)(i)	8,220	19
NVHL S.A. ‘J’ (d)(i)	8,220	19

		187

Total Common Stocks (Cost $2,015)		1,000

CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% (h)	1,200	1,446

Total Convertible Preferred Securities (Cost $1,127)		1,446

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (h)	22,935	585
Citigroup Capital
6.988% due 10/30/2040	566,000	14,880
Farm Credit Bank of Texas
6.750% due 09/15/2023 (h)(i)	440,000	47,382
GMAC Capital Trust
6.402% due 02/15/2040	559,350	13,710
Navient Corp. CPI Linked Security
2.780% due 01/16/2018	51,000	1,191
VEREIT, Inc.
6.700% due 01/03/2019 (h)	260,000	6,606

Total Preferred Securities (Cost $81,620)		84,354

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	59

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.9%

JAPAN TREASURY BILLS 4.6%
(0.069)% due 04/07/2016 - 06/13/2016 (e)(f)	JPY	292,560,000	$2,599,774

U.S. TREASURY BILLS 0.3%
0.221% due 04/07/2016 - 04/28/2016 (e)(f)(n)		$145,485	145,474

Total Short-Term Instruments (Cost $2,675,618)			2,745,248

Total Investments in Securities (Cost $53,807,883)			53,746,878

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.0%

SHORT-TERM INSTRUMENTS 7.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.0%
PIMCO Short-Term Floating NAV Portfolio III	396,795,108	$3,920,732

Total Short-Term Instruments (Cost $3,918,321)		3,920,732

Total Investments in Affiliates (Cost $3,918,321)		3,920,732

Total Investments 102.5% (Cost $57,726,204)		$57,667,610

Financial Derivative Instruments (k)(m) (2.2%) (Cost or Premiums, net $(879,883))		(1,245,609)

Other Assets and Liabilities, net (0.3%)		(181,719)

Net Assets 100.0%		$56,240,282

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon bond.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	$26	$18	0.00%
NVHL S.A. ‘B’	03/09/2012	26	18	0.00
NVHL S.A. ‘C’	03/09/2012	26	18	0.00
NVHL S.A. ‘D’	03/09/2012	27	19	0.00
NVHL S.A. ‘E’	03/09/2012	27	19	0.00
NVHL S.A. ‘F’	03/09/2012	27	19	0.00
NVHL S.A. ‘G’	03/09/2012	27	19	0.00
NVHL S.A. ‘H’	03/09/2012	27	19	0.00

60	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘I’	03/09/2012	$27	$19	0.00%
NVHL S.A. ‘J’	03/09/2012	27	19	0.00
TIG FinCo PLC	04/02/2015	1,748	813	0.00
AWAS Aviation Capital Ltd. 4.870% due 09/29/2021	10/02/2014	39,876	40,349	0.07
Farm Credit Bank of Texas 6.750% due 09/15/2023	12/16/2014	45,320	47,382	0.09
Rise Ltd. 4.750% due 01/31/2021	02/11/2014	4,116	4,085	0.01

		$91,327	$92,816	0.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(0.250)%	02/18/2016	TBD	(1)	$	(5,767)	$(5,765)
BRC	(1.000)	03/16/2016	01/28/2018			(1,016)	(1,016)
JML	(1.000)	02/19/2016	04/21/2016			(3,026)	(3,022)
MYI	(25.000)	01/12/2016	TBD	(1)	EUR	(692)	(741)
	(25.000)	02/02/2016	TBD	(1)		(390)	(426)
	(25.000)	02/05/2016	TBD	(1)		(700)	(766)
	(25.000)	02/08/2016	TBD	(1)		(314)	(344)
	(25.000)	02/11/2016	TBD	(1)		(176)	(194)
	(25.000)	03/10/2016	TBD	(1)		(127)	(142)
	(25.000)	03/16/2016	11/23/2017			(881)	(992)
	(25.000)	03/16/2016	TBD	(1)		(974)	(1,097)
	(25.000)	03/17/2016	TBD	(1)		(805)	(907)
	(25.000)	03/21/2016	11/19/2017			(318)	(359)
	(25.000)	03/31/2016	TBD	(1)		(552)	(627)
	(1.000)	03/08/2016	TBD	(1)	$	(1,132)	(1,131)
RDR	(3.000)	01/22/2016	TBD	(1)		(1,677)	(1,667)
	0.530	12/16/2015	04/11/2016			(69,125)	(69,234)

Total Reverse Repurchase Agreements							$(88,430)

(1)	Open maturity reverse repurchase agreements.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(387,153) at a weighted average interest rate of (0.534)%. Average borrowings include sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	04/01/2046	$91,400	$(95,410)	$(95,861)

Total Short Sales				$(95,410)	$(95,861)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	61

Schedule of Investments PIMCO Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(j)	Securities with an aggregate market value of $94,943 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(5,765)	$0	$(5,765)	$6,600	$835
BRC	0	(1,016)	0	(1,016)	1,093	77
JML	0	(3,022)	0	(3,022)	3,018	(4)
MYI	0	(7,726)	0	(7,726)	7,867	141
RDR	0	(70,901)	0	(70,901)	70,501	(400)

Total Borrowings and Other Financing Transactions	$0	$(88,430)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,022)	$0	$(9,579)	$(12,601)
Sovereign Issues	0	0	0	(6,595)	(6,595)
U.S. Treasury Obligations	0	(69,234)	0	0	(69,234)

Total Borrowings	$0	$(72,256)	$0	$(16,174)	$(88,430)

Gross amount of recognized liabilities for reverse repurchase agreements					$(88,430)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	Long	06/2016	360	$206	$256	$0
British pound currency June Futures	Short	06/2016	436	(406)	43	0
Euro currency June Futures	Short	06/2016	800	(3,512)	0	(520)

Total Futures Contracts				$(3,712)	$299	$(520)

62	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$25,300	$813	$354	$0	$(39)
CDX.EM-21 5-Year Index	5.000	06/20/2019	68,172	2,785	446	0	(135)
CDX.EM-24 5-Year Index	1.000	12/20/2020	313,085	(26,894)	10,081	0	(774)
CDX.HY-19 5-Year Index	5.000	12/20/2017	140,304	6,498	(2,182)	95	0
CDX.HY-20 5-Year Index	5.000	06/20/2018	85,056	4,938	722	77	0
CDX.HY-21 5-Year Index	5.000	12/20/2018	1,663	99	(31)	2	0
CDX.HY-24 5-Year Index	5.000	06/20/2020	2,290,756	122,734	(7,336)	2,946	0
CDX.HY-25 5-Year Index	5.000	12/20/2020	5,037,050	152,898	126,742	8,154	0
CDX.IG-22 5-Year Index	1.000	06/20/2019	4,700	40	(22)	0	0
CDX.IG-23 5-Year Index	1.000	12/20/2019	18,500	95	(154)	0	(1)
CDX.IG-24 5-Year Index	1.000	06/20/2020	28,100	159	(247)	0	(1)
CDX.IG-25 5-Year Index	1.000	12/20/2020	1,466,070	7,833	22,762	0	(90)

				$271,998	$151,135	$11,274	$(1,040)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	03/19/2027	CAD	172,700	$14,285	$4,904	$0	$(672)
Pay	3-Month CAD-Bank Bill	3.000	03/19/2027		376,200	42,485	9,777	0	(1,488)
Pay	3-Month CAD-Bank Bill	2.750	12/17/2027		132,800	12,808	6,933	0	(549)
Pay	3-Month CAD-Bank Bill	3.400	06/20/2029		34,700	5,506	1,317	0	(160)
Receive	3-Month CAD-Bank Bill	2.800	12/18/2043		289,300	(38,704)	(19,791)	1,275	0
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		22,000	(5,726)	(1,621)	107	0
Receive	3-Month USD-LIBOR *	1.500	06/15/2019	$	4,447,600	(64,947)	26,473	0	(4,081)
Receive	3-Month USD-LIBOR *	2.000	06/15/2021		155,100	(5,763)	(4,542)	0	(288)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		150,400	9,411	1,597	363	0
Pay	3-Month USD-LIBOR	3.000	06/18/2024		2,458,600	306,006	133,748	7,796	0
Pay	3-Month USD-LIBOR	2.750	06/17/2025		1,460,120	157,756	117,513	5,240	0
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		2,876,400	(216,304)	(360,663)	0	(19,886)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	285,800	5,977	1,129	713	0
Pay	6-Month AUD-BBR-BBSW	4.500	06/15/2022		175,000	17,155	1,559	697	0
Pay	6-Month AUD-BBR-BBSW	4.000	03/15/2023		3,175,400	244,925	35,337	13,339	0
Pay	6-Month AUD-BBR-BBSW	4.250	03/15/2023		397,900	35,681	2,004	1,684	0
Pay	6-Month AUD-BBR-BBSW	4.250	12/11/2023		462,900	46,194	6,660	2,192	0
Pay	6-Month AUD-BBR-BBSW	3.250	12/17/2024		1,180,600	52,262	22,625	6,122	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		845,550	52,041	20,125	4,705	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	63

Schedule of Investments PIMCO Income Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024	EUR	690,800	$(115,564)	$(38,167)	$934	$0
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	58,589,000	(7,409)	(4,963)	1,534	0
Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	3,849,000	1,723	(1,138)	6	0
Pay	28-Day MXN-TIIE	5.500	09/13/2017		2,881,000	2,553	(1,711)	5	0
Pay	28-Day MXN-TIIE	5.270	02/05/2020		795,000	403	401	29	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020		361,300	60	188	14	0
Pay	28-Day MXN-TIIE	5.405	11/19/2020		398,880	180	180	18	0
Pay	28-Day MXN-TIIE	5.095	02/05/2021		1,760,590	(801)	(932)	84	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		1,900,400	(83)	1,648	128	0
Pay	28-Day MXN-TIIE	5.810	05/02/2022		994,200	866	1,212	81	0
Pay	28-Day MXN-TIIE	5.850	05/02/2022		3,528,000	3,521	4,260	286	0
Pay	28-Day MXN-TIIE	5.500	09/02/2022		500,000	(181)	388	49	0
Pay	28-Day MXN-TIIE	5.750	09/02/2022		2,193,000	1,025	1,216	214	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024		408,900	137	86	23	0
Pay	28-Day MXN-TIIE	5.950	01/30/2026		1,087,630	(517)	(529)	0	(3)
Pay	28-Day MXN-TIIE	5.990	01/30/2026		573,100	(165)	(326)	0	(2)
Pay	28-Day MXN-TIIE	6.710	09/20/2029		407,400	745	(273)	15	0
Pay	28-Day MXN-TIIE	6.620	02/18/2030		440,000	532	(256)	14	0

						$558,073	$(33,632)	$47,667	$(27,129)

Total Swap Agreements						$830,071	$117,503	$58,941	$(28,169)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(l)	Securities with an aggregate market value of $986,358 and cash of $23,513 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$299	$58,941	$59,240	$0	$(520)	$(28,169)	$(28,689)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2016	EUR	15,129	$	16,489	$0	$(727)
	04/2016	JPY	163,549,370		1,450,536	0	(2,655)
	04/2016	$	56,008	AUD	75,545	1,901	0
BOA	04/2016	BRL	1,767,098	$	496,529	5,075	0

64	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2016	EUR	54,986	$	59,978	$0	$(2,591)
	04/2016	$	7,940	AUD	10,648	222	0
	04/2016		476,968	BRL	1,767,098	14,486	0
	04/2016		1,947,219	JPY	221,419,242	20,165	0
	05/2016	BRL	1,692,636	$	453,486	0	(13,515)
	05/2016	JPY	221,419,242		1,948,598	0	(20,388)
	05/2016	$	17,143	AUD	22,346	0	(37)
	04/2017	DKK	1,289,924	$	191,911	0	(7,925)
BPS	04/2016	AUD	22,252		16,947	0	(110)
	04/2016	BRL	197,992		55,633	569	0
	04/2016	JPY	52,280,000		437,223	0	(27,402)
	04/2016	$	53,479	BRL	197,992	1,585	0
	04/2016		1,153	CAD	1,507	7	0
	05/2016	JPY	35,530,000	$	311,042	54	(5,047)
	05/2016	$	221,928	MXN	3,962,637	6,476	0
	06/2016	JPY	46,790,000	$	416,980	537	0
BRC	04/2016	BRL	74,461		20,923	214	0
	04/2016	$	20,240	BRL	74,461	469	0
	05/2016		7,881	MXN	136,465	4	(19)
	10/2016	BRL	316,800	$	80,498	0	(3,130)
CBK	04/2016	AUD	78,894		58,180	0	(2,296)
	04/2016	BRL	3,282,162		859,928	3,876	(56,762)
	04/2016	CAD	8,855		6,402	0	(416)
	04/2016	EUR	76,433		83,886	0	(3,087)
	04/2016	JPY	70,258,241		622,667	0	(1,601)
	04/2016	$	878,958	BRL	3,282,162	33,857	0
	04/2016		5,602	CAD	7,348	56	(1)
	04/2016		25,193	EUR	22,978	953	0
	04/2016		59,073	JPY	6,649,184	7	0
	05/2016	BRL	1,141,033	$	308,039	0	(6,774)
	05/2016	CAD	5,122		3,887	0	(56)
	05/2016	CHF	3,347		3,453	0	(34)
	05/2016	EUR	3,327,398		3,782,156	0	(7,372)
	05/2016	JPY	101,160,000		896,769	830	(3,820)
	05/2016	$	28,401	RUB	2,042,812	1,646	0
	10/2016	BRL	753,903	$	178,228	0	(20,786)
	01/2017		288,348		70,473	0	(3,810)
	04/2017		335,100		79,843	0	(4,569)
DUB	04/2016		2,804,464		788,014	8,054	0
	04/2016	EUR	4,981		5,514	0	(154)
	04/2016	$	767,459	BRL	2,804,464	12,502	0
	05/2016	BRL	2,440,137	$	664,892	0	(8,346)
	05/2016	$	73,375	BRL	262,879	0	(846)
	05/2016		84,745	RUB	6,119,414	5,264	0
	07/2016	BRL	316,800	$	82,318	0	(3,589)
	04/2017	DKK	438,270		66,382	0	(1,516)
FBF	04/2016	BRL	506,771		142,395	1,455	0
	04/2016	$	129,335	BRL	506,771	11,605	0
	05/2016	BRL	127,438	$	34,464	0	(696)
	10/2016		399,549		94,624	0	(10,848)
GLM	04/2016		10,350,162		2,594,904	2,792	(286,411)
	04/2016	EUR	18,056		19,911	0	(635)
	04/2016	GBP	49,627		70,403	0	(874)
	04/2016	JPY	6,717,541		59,523	18	(183)
	04/2016	$	27,880	AUD	37,715	1,031	0
	04/2016		2,884,349	BRL	10,350,162	21,623	(27,449)
	04/2016		17,256	GBP	12,360	496	0
	04/2016		292,825	JPY	32,864,740	0	(810)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	65

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2016	DKK	297,000	$	44,379	$0	$(1,026)
	05/2016	GBP	6,900		9,934	23	0
	05/2016	JPY	32,864,740		293,043	791	0
	10/2016	BRL	1,607,433		380,718	0	(43,608)
HUS	04/2016		848,731		238,481	2,437	0
	04/2016	EUR	3,201,135		3,529,370	0	(113,201)
	04/2016	$	215,015	BRL	848,731	21,029	0
	05/2016	AUD	703,484	$	537,211	0	(1,324)
	05/2016	BRL	124,112		34,194	0	(48)
	05/2016	$	113,221	MXN	2,022,983	3,382	0
	10/2016	BRL	1,608,516	$	380,609	0	(44,003)
JPM	04/2016	AUD	14,638		11,128	0	(93)
	04/2016	BRL	2,372,871		631,730	3,379	(31,577)
	04/2016	EUR	14,915		16,574	0	(398)
	04/2016	GBP	122,012		175,375	233	(97)
	04/2016	JPY	1,747,963		15,471	0	(60)
	04/2016	$	649,488	BRL	2,372,871	10,440	0
	04/2016		7,194	EUR	6,619	338	0
	04/2016		1,280	RUB	94,339	120	0
	05/2016	BRL	2,182,367	$	593,373	0	(8,745)
	05/2016	DKK	363,090		54,846	0	(663)
	05/2016	EUR	19,832		22,200	0	(393)
	05/2016	$	2,897	DKK	18,955	1	0
	10/2016	BRL	498,859	$	117,323	0	(14,364)
	01/2017		302,577		74,016	0	(3,933)
	04/2017		1,489,100		354,970	0	(20,132)
MSB	04/2016		267,073		77,947	3,923	0
	04/2016	GBP	707,240		982,519	0	(33,253)
	04/2016	$	10,000	BRL	36,933	272	0
	04/2016		14,446	EUR	12,750	63	0
	04/2016		3,765	RUB	272,968	285	0
	05/2016	DKK	272,815	$	40,893	0	(815)
	05/2016	EUR	12,750		14,458	0	(63)
	05/2016	GBP	871,432		1,252,679	975	0
	05/2016	$	13,174	BRL	47,994	68	0
	05/2016		165,014	RUB	12,765,463	22,750	0
	04/2017	DKK	205,530	$	30,706	0	(1,135)
NAB	04/2016	AUD	881,841		635,212	0	(40,763)
	04/2016	$	107,453	AUD	139,840	0	(259)
	05/2016	AUD	139,840	$	107,310	259	0
SCX	04/2016		22,673		16,162	0	(1,218)
	04/2016	BRL	74,664		20,979	214	0
	04/2016	GBP	4,635		6,621	0	(36)
	04/2016	JPY	18,660,051		165,569	0	(232)
	04/2016	$	17,796	AUD	24,190	747	0
	04/2016		20,240	BRL	74,664	525	0
	04/2016		16,266	EUR	14,657	412	0
	05/2016	AUD	21,978	$	16,903	78	0
SOG	04/2016	$	22,029	AUD	28,876	106	0
UAG	04/2016	BRL	720,687	$	202,503	2,070	0
	04/2016	GBP	279		387	0	(14)
	04/2016	JPY	44,300,000		375,029	0	(18,696)
	04/2016	$	179,812	BRL	720,687	20,621	0
	04/2016		1,383	EUR	1,233	20	0
	05/2016	DKK	1,926,115	$	289,511	0	(4,952)
	05/2016	JPY	4,670,000		41,646	103	0
	06/2016		12,040,000		106,452	0	(718)

66	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2016	$	37,158	JPY	4,210,000	$312	$0
	10/2016	BRL	759,257	$	179,812	0	(20,615)

Total Forward Foreign Currency Contracts						$253,805	$(943,721)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.130%	06/30/2016	$4,062,200	$1,401	$403

Total Purchased Options							$1,401	$403

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC BRL versus JPY	JPY	30.000	09/22/2016	BRL	159,980	$(1,983)	$(3,116)
JPM	Put - OTC BRL versus JPY		30.000	09/22/2016		399,980	(4,651)	(7,789)
MSB	Put - OTC BRL versus JPY		30.000	09/22/2016		199,960	(2,455)	(3,894)
	Call - OTC USD versus BRL	BRL	3.950	04/14/2016	$	400,760	(11,782)	(275)

							$(20,871)	$(15,074)

Total Written Options							$(20,871)	$(15,074)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	Notional Amount in $	Notional Amount in BRL		Premiums
Balance at Beginning of Period	$0	BRL	759,920	$(9,089)
Sales	727,520		0	(21,526)
Closing Buys	0		0	0
Expirations	(326,760)		0	9,744
Exercised	0		0	0

Balance at End of Period	$400,760	BRL	759,920	$(20,871)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)	Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Dominion Resources, Inc.	(1.000)%	06/20/2018	0.101%	$ 1,000		$(20)	$0	$0		$(20)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	67

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Centex Corp.	(1.000)%	06/20/2016	0.092%	$ 8,500	$913	$(933)	$0	$(20)
	Dominion Resources, Inc.	(1.000)	06/20/2021	3.241	1,500	(49)	0	0	(49)
BRC	Constellation Energy Group, Inc.	(1.000)	06/20/2020	0.226	1,900	(59)	(3)	0	(62)
DUB	Embarq Corp.	(1.000)	06/20/2016	0.285	4,500	174	(183)	0	(9)
JPM	Devon Energy Corp.	(1.000)	03/20/2019	4.149	600	60	(8)	52	0
MYC	Canadian Natural Resources Ltd.	(1.000)	03/20/2018	1.583	2,200	116	(92)	24	0
	Devon Energy Corp.	(1.000)	03/20/2019	4.149	1,200	132	(28)	104	0
	Kinder Morgan Energy Partners LP	(1.000)	03/20/2019	1.774	1,000	43	(21)	22	0
	Pioneer Natural Resources Co.	(1.000)	06/20/2018	0.768	1,300	25	(32)	0	(7)

						$1,335	$(1,300)	$202	$(167)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Chesapeake Energy Corp.	5.000%	12/20/2018	34.471%	$	3,470	$(1,431)	$(332)	$0	$(1,763)
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	3.108		6,300	(952)	433	0	(519)
	Greece Government International Bond	1.000	12/20/2016	14.469		1,400	(196)	62	0	(134)
	Indonesia Government International Bond	1.000	06/20/2019	1.207		21,400	(719)	586	0	(133)
	Russia Government International Bond	1.000	03/20/2019	1.907		26,600	(1,406)	717	0	(689)
	Russia Government International Bond	1.000	12/20/2020	2.625		46,910	(3,714)	377	0	(3,337)
	Russia Government International Bond	1.000	06/20/2024	3.229		37,800	(3,600)	(2,159)	0	(5,759)
	Russia Government International Bond	1.000	09/20/2024	3.244		11,600	(1,179)	(640)	0	(1,819)
BPS	Brazil Government International Bond	1.000	03/20/2019	2.178		11,500	(372)	(15)	0	(387)
	Chesapeake Energy Corp.	5.000	06/20/2017	34.144		1,200	(318)	(36)	0	(354)
	Indonesia Government International Bond	1.000	06/20/2019	1.207		200	(6)	5	0	(1)
	Petrobras Global Finance BV	1.000	06/20/2018	7.687		2,800	(405)	26	0	(379)
	Petrobras Global Finance BV	1.000	06/20/2019	8.406		16,500	(1,057)	(2,307)	0	(3,364)
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		37,644	(3,641)	(5,341)	0	(8,982)
	Petrobras Global Finance BV	1.000	03/20/2020	8.897		14,000	(2,243)	(1,324)	0	(3,567)
	Petrobras Global Finance BV	1.000	09/20/2020	9.092		4,200	(584)	(610)	0	(1,194)

68	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Chesapeake Energy Corp.	5.000%	12/20/2017	33.698%	$	4,000	$(1,300)	$(188)	$0	$(1,488)
	Colombia Government International Bond	1.000	03/20/2019	1.262		12,900	(74)	(20)	0	(94)
	Greece Government International Bond	1.000	06/20/2016	14.401		2,100	(117)	19	0	(98)
	Indonesia Government International Bond	1.000	06/20/2019	1.207		22,700	(676)	535	0	(141)
	Petrobras Global Finance BV	1.000	06/20/2019	8.406		10,100	(632)	(1,427)	0	(2,059)
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		34,913	(5,148)	(3,183)	0	(8,331)
	Russia Government International Bond	1.000	03/20/2019	1.907		2,400	(138)	76	0	(62)
	Russia Government International Bond	1.000	06/20/2019	2.019		24,800	(1,538)	758	0	(780)
	Russia Government International Bond	1.000	12/20/2020	2.625		63,750	(5,055)	521	0	(4,534)
	Russia Government International Bond	1.000	06/20/2024	3.229		37,400	(4,441)	(1,257)	0	(5,698)
	Russia Government International Bond	1.000	09/20/2024	3.244		19,860	(2,139)	(975)	0	(3,114)
	Springleaf Finance Corp.	5.000	09/20/2021	4.443		4,400	329	(211)	118	0
CBK	Chesapeake Energy Corp.	5.000	12/20/2017	33.698		1,600	(528)	(67)	0	(595)
	Chesapeake Energy Corp.	5.000	09/20/2020	33.396		2,980	(301)	(1,525)	0	(1,826)
	Indonesia Government International Bond	1.000	03/20/2019	1.155		12,900	(564)	510	0	(54)
	Japan Government International Bond	1.000	06/20/2016	0.043		2,600	(1)	7	6	0
	Navient Corp.	5.000	09/20/2020	5.595		3,000	(48)	(15)	0	(63)
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		7,200	(786)	(932)	0	(1,718)
	Russia Government International Bond	1.000	03/20/2019	1.907		49,313	(2,734)	1,457	0	(1,277)
	Russia Government International Bond	1.000	06/20/2019	2.019		138,700	(8,809)	4,446	0	(4,363)
	Russia Government International Bond	1.000	12/20/2020	2.625		18,390	(1,472)	164	0	(1,308)
	Russia Government International Bond	1.000	06/20/2024	3.229		30,700	(3,329)	(1,348)	0	(4,677)
	Russia Government International Bond	1.000	09/20/2024	3.244		26,300	(2,281)	(1,843)	0	(4,124)
DUB	Brazil Government International Bond	1.000	09/20/2018	1.826		15,400	(653)	349	0	(304)
	Colombia Government International Bond	1.000	06/20/2019	1.326		17,000	17	(186)	0	(169)
	Indonesia Government International Bond	1.000	06/20/2019	1.207		59,600	(1,854)	1,485	0	(369)
GST	Brazil Government International Bond	1.000	09/20/2018	1.826		30,800	(1,313)	705	0	(608)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	69

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	03/20/2019	2.178%	$	34,500	$(1,171)	$11	$0	$(1,160)
	Chesapeake Energy Corp.	5.000	12/20/2017	33.698		10,000	(3,275)	(444)	0	(3,719)
	Chesapeake Energy Corp.	5.000	09/20/2018	34.026		1,325	(133)	(496)	0	(629)
	Chesapeake Energy Corp.	5.000	06/20/2019	35.120		1,500	(95)	(752)	0	(847)
	Chesapeake Energy Corp.	5.000	09/20/2019	34.728		1,500	(219)	(646)	0	(865)
	Colombia Government International Bond	1.000	03/20/2019	1.262		12,900	(74)	(20)	0	(94)
	Gazprom OAO Via Gaz Capital S.A.	1.000	06/20/2020	3.108		7,300	(1,106)	505	0	(601)
	Greece Government International Bond	1.000	12/20/2016	14.469		1,930	(444)	259	0	(185)
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		21,950	(2,327)	(2,911)	0	(5,238)
	Petrobras Global Finance BV	1.000	03/20/2020	8.897		900	(134)	(95)	0	(229)
	Petrobras Global Finance BV	1.000	09/20/2020	9.092		9,600	(1,402)	(1,326)	0	(2,728)
	Petrobras Global Finance BV	1.000	06/20/2021	9.264		7,400	(2,396)	15	0	(2,381)
	Russia Government International Bond	1.000	09/20/2018	1.619		19,000	(779)	499	0	(280)
	Russia Government International Bond	1.000	03/20/2019	1.907		42,400	(1,409)	311	0	(1,098)
	Russia Government International Bond	1.000	06/20/2019	2.019		9,700	(600)	295	0	(305)
	Russia Government International Bond	1.000	03/20/2020	2.331		3,100	(577)	422	0	(155)
	Russia Government International Bond	1.000	06/20/2020	2.410		2,700	(368)	217	0	(151)
	Russia Government International Bond	1.000	12/20/2020	2.625		10,800	(821)	53	0	(768)
	Russia Government International Bond	1.000	06/20/2021	8.566		18,500	(1,585)	6	0	(1,579)
	Russia Government International Bond	1.000	06/20/2024	3.229		8,400	(950)	(330)	0	(1,280)
	Springleaf Finance Corp.	5.000	12/20/2019	3.803		4,100	332	(162)	170	0
	Valeant Pharmaceuticals International, Inc.	5.000	06/20/2016	7.960		2,700	(43)	29	0	(14)
HUS	Brazil Government International Bond	1.000	09/20/2018	1.826		11,500	(490)	263	0	(227)
	Colombia Government International Bond	1.000	03/20/2019	1.262		12,900	(62)	(32)	0	(94)
	Indonesia Government International Bond	1.000	03/20/2019	1.155		25,800	(1,059)	951	0	(108)
	Indonesia Government International Bond	1.000	06/20/2019	1.207		5,200	(161)	129	0	(32)
	Japan Government International Bond	1.000	06/20/2016	0.043		6,700	(3)	19	16	0
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		79,102	(7,962)	(10,913)	0	(18,875)

70	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Petrobras Global Finance BV	1.000%	03/20/2020	8.897%	$	10,600	$(1,795)	$(906)	$0	$(2,701)
	Petrobras Global Finance BV	1.000	09/20/2020	9.092		3,140	(445)	(447)	0	(892)
	Russia Government International Bond	1.000	09/20/2018	1.619		34,500	(1,400)	892	0	(508)
	Russia Government International Bond	1.000	03/20/2019	1.907		38,300	(1,615)	623	0	(992)
	Russia Government International Bond	1.000	06/20/2019	2.019		40,240	(2,226)	960	0	(1,266)
	Russia Government International Bond	1.000	12/20/2020	2.625		26,370	(2,048)	172	0	(1,876)
	Russia Government International Bond	1.000	06/20/2024	3.229		18,340	(1,888)	(906)	0	(2,794)
	Russia Government International Bond	1.000	09/20/2024	3.244		14,861	(2,032)	(298)	0	(2,330)
JPM	Brazil Government International Bond	1.000	09/20/2018	1.826		19,300	(823)	442	0	(381)
	Brazil Government International Bond	1.000	03/20/2019	2.178		13,500	(602)	148	0	(454)
	Chesapeake Energy Corp.	5.000	09/20/2017	33.883		1,900	(44)	(593)	0	(637)
	Chesapeake Energy Corp.	5.000	12/20/2017	33.698		1,360	(422)	(84)	0	(506)
	Chesapeake Energy Corp.	5.000	12/20/2018	34.471		2,500	(1,038)	(232)	0	(1,270)
	Colombia Government International Bond	1.000	03/20/2019	1.262		12,900	(56)	(38)	0	(94)
	Indonesia Government International Bond	1.000	03/20/2019	1.155		12,900	(564)	510	0	(54)
	Indonesia Government International Bond	1.000	06/20/2019	1.207		42,600	(1,426)	1,162	0	(264)
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		13,418	(1,236)	(1,966)	0	(3,202)
	Russia Government International Bond	1.000	09/20/2018	1.619		42,700	(1,761)	1,132	0	(629)
	Russia Government International Bond	1.000	03/20/2019	1.907		27,300	(824)	117	0	(707)
	Russia Government International Bond	1.000	06/20/2019	2.019		31,700	(2,220)	1,223	0	(997)
	Russia Government International Bond	1.000	09/20/2020	2.525		34,600	(3,812)	1,611	0	(2,201)
	Russia Government International Bond	1.000	12/20/2020	2.625		37,800	(4,481)	1,792	0	(2,689)
	Russia Government International Bond	1.000	06/20/2024	3.229		9,200	(845)	(557)	0	(1,402)
MYC	Chesapeake Energy Corp.	5.000	12/20/2017	33.698		3,490	(1,099)	(199)	0	(1,298)
	Chesapeake Energy Corp.	5.000	09/20/2018	34.026		4,948	(399)	(1,948)	0	(2,347)
	Chesapeake Energy Corp.	5.000	03/20/2019	34.825		2,500	(171)	(1,173)	0	(1,344)
	Chesapeake Energy Corp.	5.000	09/20/2020	33.396		400	(40)	(205)	0	(245)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	71

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Petrobras Global Finance BV	1.000%	12/20/2019	8.757%	$	50,100	$(4,637)	$(7,318)	$0	$(11,955)
	Pioneer Natural Resources Co.	1.000	12/20/2020	1.757		1,400	(150)	103	0	(47)
	Russia Government International Bond	1.000	03/20/2019	1.907		5,000	(289)	159	0	(130)
	Russia Government International Bond	1.000	12/20/2020	2.625		9,100	(1,126)	479	0	(647)
	South Africa Government International Bond	1.000	06/20/2019	2.146		17,000	(700)	99	0	(601)

							$(138,935)	$(32,092)	$310	$(171,337)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	151,548	$(30,559)	$1,971	$0	$(28,588)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		48,726	(27,347)	14,683	0	(12,664)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		5,881	(3,343)	1,319	0	(2,024)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		62,311	(1,664)	1,431	0	(233)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		59,563	(2,037)	1,831	0	(206)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		188,800	(5,304)	1,463	0	(3,841)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		8,000	(19)	(160)	0	(179)
BPS	CDX.EM-17 5-Year Index	5.000	06/20/2017		45,500	3,268	(2,821)	447	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		14,510	(3,348)	611	0	(2,737)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		15,323	(8,657)	4,675	0	(3,982)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		12,500	(444)	190	0	(254)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		30,400	(1,000)	320	0	(680)
	PrimeX.ARM.2-AAA Index	4.580	12/25/2037		7,277	309	(3)	306	0
CBK	ABX.HE.AA.6-1 Index	0.320	07/25/2045		22,511	(10,974)	6,459	0	(4,515)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		117,677	(66,236)	35,650	0	(30,586)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		43,758	(1,898)	1,735	0	(163)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		89,345	(3,018)	2,709	0	(309)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		50,000	(2,106)	1,089	0	(1,017)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		50,000	(1,820)	(426)	0	(2,246)
DUB	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		21,452	(12,066)	6,491	0	(5,575)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		19,628	(11,158)	4,401	0	(6,757)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		39,382	(981)	834	0	(147)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		247,633	(9,388)	8,532	0	(856)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		159,000	(4,321)	1,086	0	(3,235)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		192,300	(8,719)	2,749	0	(5,970)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		595,300	(38,483)	11,737	0	(26,746)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		10,000	(1,005)	375	0	(630)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		10,000	(208)	(16)	0	(224)
FBF	ABX.HE.AA.6-2 Index	0.170	05/25/2046		30,191	(26,832)	14,861	0	(11,971)
	ABX.HE.AA.7-1 Index	0.150	08/25/2037		562	(446)	257	0	(189)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		197,967	(111,292)	59,838	0	(51,454)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		114,682	(65,194)	25,716	0	(39,478)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		65,549	(1,943)	1,698	0	(245)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		181,148	(9,701)	9,075	0	(626)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		288,500	(9,371)	3,502	0	(5,869)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		319,100	(10,824)	918	0	(9,906)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		168,800	(8,696)	1,112	0	(7,584)

72	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
	CMBX.NA.AS.6 Index	1.000%	05/11/2063	$	68,000	$(1,528)	$6	$0	$(1,522)
GST	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		21,606	(4,804)	728	0	(4,076)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		74,314	(31,507)	12,192	0	(19,315)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		5,881	(2,017)	(8)	0	(2,025)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		21,879	(759)	677	0	(82)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		129,691	(4,066)	3,618	0	(448)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		204,805	(7,435)	3,268	0	(4,167)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		116,600	(4,228)	608	0	(3,620)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		249,900	(15,250)	4,022	0	(11,228)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		73,800	(5,657)	1,009	0	(4,648)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		10,000	(9)	(215)	0	(224)
	CMBX.NA.AS.9 Index	1.000	09/17/2058		25,000	(1,882)	30	0	(1,852)
HUS	CDX.EM-17 5-Year Index	5.000	06/20/2017		22,750	2,230	(2,007)	223	0
JPM	ABX.HE.AA.6-2 Index	0.170	05/25/2046		1,013	(426)	24	0	(402)
	ABX.HE.AA.7-1 Index	0.150	08/25/2037		153	(93)	41	0	(52)
	ABX.HE.AA.7-2 Index	1.920	01/25/2038		161	(91)	(52)	0	(143)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		15,323	(8,600)	4,618	0	(3,982)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		40,984	(1,592)	1,450	0	(142)
JPS	CMBX.NA.AAA.7 Index	0.500	01/17/2047		100,600	(4,532)	1,409	0	(3,123)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		588,800	(35,350)	8,896	0	(26,454)
MEI	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		17,046	(3,281)	65	0	(3,216)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		8,155	(329)	163	0	(166)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		48,800	(2,567)	1,052	0	(1,515)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		145,500	(9,443)	2,906	0	(6,537)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		158,400	(12,402)	2,426	0	(9,976)
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		15,895	(3,111)	112	0	(2,999)
	ABX.HE.AAA.7-1 Index	0.090	08/25/2037		24,516	(13,760)	7,388	0	(6,372)
	ABX.HE.AAA.7-2 Index	0.760	01/25/2038		14,703	(8,358)	3,297	0	(5,061)
	CMBX.NA.AAA.3 Index	0.080	12/13/2049		204,436	(3,343)	2,580	0	(763)
	CMBX.NA.AAA.4 Index	0.350	02/17/2051		233,425	(8,100)	7,293	0	(807)
	CMBX.NA.AAA.6 Index	0.500	05/11/2063		177,000	(4,870)	1,269	0	(3,601)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		127,000	(4,348)	405	0	(3,943)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		64,900	(4,510)	1,594	0	(2,916)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		9,000	(895)	328	0	(567)
	CMBX.NA.AS.6 Index	1.000	05/11/2063		18,700	(682)	263	0	(419)
SAL	CMBX.NA.AAA.8 Index	0.500	10/17/2057		41,200	(2,256)	405	0	(1,851)
UAG	CMBX.NA.AAA.6 Index	0.500	05/11/2063		57,500	(2,105)	935	0	(1,170)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		18,400	(820)	249	0	(571)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		52,000	(3,102)	766	0	(2,336)

						$ (712,703)	$299,702	$976	$(413,977)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	73

Schedule of Investments PIMCO Income Fund (Cont.)

into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	204,700	$(271)	$(2,350)	$0	$(2,621)
BPS	Pay	1-Year BRL-CDI	12.000	01/04/2021		96,100	(91)	(1,485)	0	(1,576)
	Receive	1-Year BRL-CDI	14.165	01/04/2021		138,200	0	(415)	0	(415)
BRC	Pay	6-Month AUD-BBR-BBSW *	5.250	12/15/2021	AUD	97,200	(138)	10,162	10,024	0
CBK	Receive	1-Year BRL-CDI	15.590	01/04/2021	BRL	93,210	(1,086)	(218)	0	(1,304)
	Receive	1-Year BRL-CDI	16.400	01/04/2021		219,660	(3,817)	(536)	0	(4,353)
DUB	Receive	1-Year BRL-CDI	14.153	01/04/2021		607,500	0	(1,771)	0	(1,771)
	Receive	1-Year BRL-CDI	16.400	01/04/2021		224,500	(3,918)	(531)	0	(4,449)
FBF	Pay	1-Year BRL-CDI	12.810	01/04/2021		280,670	(241)	(2,217)	0	(2,458)
GLM	Pay	6-Month AUD-BBR-BBSW *	5.250	12/15/2021	AUD	145,800	(204)	15,240	15,036	0
	Pay	28-Day MXN-TIIE	5.000	09/13/2017	MXN	325,000	(206)	343	137	0
HUS	Receive	1-Year BRL-CDI	14.170	01/04/2021	BRL	138,200	0	(420)	0	(420)
MYC	Pay	1-Year BRL-CDI	12.230	01/04/2021		232,700	(263)	(2,716)	0	(2,979)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		411,200	(158)	(3,442)	0	(3,600)
UAG	Pay	1-Year BRL-CDI	11.680	01/04/2021		123,425	385	(2,760)	0	(2,375)
	Pay	6-Month AUD-BBR-BBSW	5.000	06/15/2022	AUD	128,000	(102)	15,646	15,544	0

							$(10,110)	$22,530	$40,741	$(28,321)

Total Swap Agreements							$(860,413)	$288,840	$42,229	$(613,802)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

74	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(n)	Securities with an aggregate market value of $1,257,502 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counter party	Forward Foreign Currency Contracts	Purchased Options	Swap Agree ments	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$1,901	$0	$0	$1,901	$(3,382)	$0	$0	$(3,382)	$(1,481)	$2,530	$1,049
BOA	39,948	0	0	39,948	(44,456)	0	(64,529)	(108,985)	(69,037)	74,839	5,802
BPS	9,228	0	447	9,675	(32,559)	0	(20,288)	(52,847)	(43,172)	44,423	1,251
BRC	687	0	10,448	11,135	(3,149)	0	(34,114)	(37,263)	(26,128)	27,725	1,597
CBK	41,225	0	6	41,231	(111,384)	0	(64,498)	(175,882)	(134,651)	135,017	366
DUB	25,820	0	0	25,820	(14,451)	(3,116)	(57,211)	(74,778)	(48,958)	52,151	3,193
FBF	13,060	0	0	13,060	(11,544)	0	(131,302)	(142,846)	(129,786)	134,146	4,360
GLM	26,774	0	15,173	41,947	(360,996)	0	0	(360,996)	(319,049)	272,393	(46,656)
GST	0	0	170	170	0	0	(76,599)	(76,599)	(76,429)	75,108	(1,321)
HUS	26,848	0	239	27,087	(158,576)	0	(33,115)	(191,691)	(164,604)	153,658	(10,946)
JPM	14,511	0	52	14,563	(80,455)	(7,789)	(20,208)	(108,452)	(93,889)	95,912	2,023
JPS	0	0	0	0	0	0	(29,577)	(29,577)	(29,577)	29,516	(61)
MEI	0	0	0	0	0	0	(21,410)	(21,410)	(21,410)	22,057	647
MSB	28,336	0	0	28,336	(35,266)	(4,169)	0	(39,435)	(11,099)	18,347	7,248
MYC	0	0	150	150	0	0	(52,648)	(52,648)	(52,498)	49,055	(3,443)
NAB	259	0	0	259	(41,022)	0	0	(41,022)	(40,763)	40,668	(95)
NGF	0	403	0	403	0	0	0	0	403	(550)	(147)
RYL	0	0	0	0	0	0	0	0	0	(5)	(5)
SAL	0	0	0	0	0	0	(1,851)	(1,851)	(1,851)	1,865	14
SCX	1,976	0	0	1,976	(1,486)	0	0	(1,486)	490	0	490
SOG	106	0	0	106	0	0	0	0	106	0	106
UAG	23,126	0	15,544	38,670	(44,995)	0	(6,452)	(51,447)	(12,777)	15,052	2,275

Total Over the Counter	$253,805	$403	$42,229	$296,437	$(943,721)	$(15,074)	$(613,802)	$(1,572,597)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$43	$256	$299
Swap Agreements	0	11,274	0	0	47,667	58,941

	$0	$11,274	$0	$43	$47,923	$59,240

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	75

Schedule of Investments PIMCO Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$253,805	$0	$253,805
Purchased Options	0	0	0	0	403	403
Swap Agreements	0	1,488	0	0	40,741	42,229

	$0	$1,488	$0	$253,805	$41,144	$296,437

	$0	$12,762	$0	$253,848	$89,067	$355,677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$520	$0	$520
Swap Agreements	0	1,040	0	0	27,129	28,169

	$0	$1,040	$0	$520	$27,129	$28,689

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$943,721	$0	$943,721
Written Options	0	0	0	15,074	0	15,074
Swap Agreements	0	585,481	0	0	28,321	613,802

	$0	$585,481	$0	$958,795	$28,321	$1,572,597

	$0	$586,521	$0	$959,315	$55,450	$1,601,286

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$5,211	$(5,140)	$71
Swap Agreements	0	174,797	0	0	537,057	711,854

	$0	$174,797	$0	$5,211	$531,917	$711,925

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$460,560	$0	$460,560
Written Options	0	0	0	9,744	0	9,744
Swap Agreements	0	65,204	0	0	31,772	96,976

	$0	$65,204	$0	$470,304	$31,772	$567,280

	$0	$240,001	$0	$475,515	$563,689	$1,279,205

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$(9,710)	$12,048	$2,338
Swap Agreements	0	91,958	0	0	(239,686)	(147,728)

	$0	$91,958	$0	$(9,710)	$(227,638)	$(145,390)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,173,451)	$0	$(1,173,451)
Purchased Options	0	0	0	0	(998)	(998)
Written Options	0	0	0	13,962	0	13,962
Swap Agreements	0	37,500	0	0	(30,027)	7,473

	$0	$37,500	$0	$(1,159,489)	$(31,025)	$(1,153,014)

	$0	$129,458	$0	$(1,169,199)	$(258,663)	$(1,298,404)

76	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,087,125	$57,424	$2,144,549
Corporate Bonds & Notes
Banking & Finance	24,592	6,596,380	0	6,620,972
Industrials	0	2,058,351	0	2,058,351
Utilities	0	2,137,877	5,805	2,143,682
Convertible Bonds & Notes
Banking & Finance	0	32,062	0	32,062
Municipal Bonds & Notes
California	0	20,987	0	20,987
Illinois	0	58,855	0	58,855
U.S. Government Agencies	0	1,191,780	84,680	1,276,460
U.S. Treasury Obligations	0	7,846,663	0	7,846,663
Non-Agency Mortgage-Backed Securities	0	12,448,292	629,755	13,078,047
Asset-Backed Securities	0	11,530,136	88,347	11,618,483
Sovereign Issues	0	4,015,719	0	4,015,719
Common Stocks
Financials	0	0	813	813
Health Care	187	0	0	187
Convertible Preferred Securities
Banking & Finance	0	1,446	0	1,446
Preferred Securities
Banking & Finance	29,781	54,573	0	84,354
Short-Term Instruments
Japan Treasury Bills	0	2,599,774	0	2,599,774
U.S. Treasury Bills	0	145,474	0	145,474
	$54,560	$52,825,494	$866,824	$53,746,878

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,920,732	$0	$0	$3,920,732

Total Investments	$3,975,292	$52,825,494	$866,824	$57,667,610

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(95,861)	$0	$(95,861)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	299	58,941	0	59,240
Over the counter	0	296,437	0	296,437
	$299	$355,378	$0	$355,677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(520)	(28,169)	0	(28,689)
Over the counter	(1,628)	(1,570,969)	0	(1,572,597)
	$(2,148)	$(1,599,138)	$0	$(1,601,286)

Totals	$3,973,443	$51,485,873	$866,824	$56,326,140

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	77

Schedule of Investments PIMCO Income Fund (Cont.)

March 31, 2016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appre ciation/ (Depre ciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appre ciation/ (Depre ciation) on Investments Held at 03/31/2016 (2)
Investments in Securities, at Value
Bank Loan Obligations	$461,999	$0	$(386,595)	$(958)	$36,884	$(53,906)	$0	$0	$57,424	$(9,166)
Corporate Bonds & Notes
Banking & Finance	255,607	25,981	0	(270)	0	(5,090)	0	(276,228)	0	0
Industrials	67,602	0	(13,773)	(471)	(624)	(2,007)	0	(50,727)	0	0
Utilities	6,400	0	(456)	0	0	(139)	0	0	5,805	(122)
U.S. Government Agencies	0	84,669	0	0	0	11	0	0	84,680	11
Non-Agency Mortgage-Backed Securities	902,831	5,197	(55,843)	3,459	272	60,717	198	(287,076)	629,755	46,438
Asset-Backed Securities	71,349	72,443	(58,452)	26	2,434	(3,462)	4,009	0	88,347	(843)
Common Stocks
Financials	0	1,748	0	0	0	(935)	0	0	813	(935)
Health Care	177	0	0	0	0	10	0	(187)	0	0

	$1,765,965	$190,038	$(515,119)	$1,786	$38,966	$(4,801)	$4,207	$(614,218)	$866,824	$35,383

Financial Derivative Instruments - Assets
Over the counter	$21,842	$0	$(12,366)	$0	$(4,284)	$(5,192)	$0	$0	$0	$0

Totals	$1,787,807	$190,038	$(527,485)	$1,786	$34,682	$(9,993)	$4,207	$(614,218)	$866,824	$35,383

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$44,434	Proxy Pricing	Base Price	99.00-100.50
	2,349	Other Valuation Techniques (3)	—	—
	10,641	Third Party Vendor	Broker Quote	60.25
Corporate Bonds & Notes
Utilities	5,805	Proxy Pricing	Base Price	101.85
U.S. Government Agencies	84,680	Proxy Pricing	Base Price	99.61-100.56
Non-Agency Mortgage-Backed Securities	501,685	Proxy Pricing	Base Price	67.31-100.00
	128,070	Third Party Vendor	Broker Quote	71.00-87.50
Asset-Backed Securities	88,347	Proxy Pricing	Base Price	3.75-100.00
Common Stocks
Financials	813	Other Valuation Techniques (3)	—	—

Total	$866,824

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

78	PIMCO INCOME FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2016

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated

ANNUAL REPORT	MARCH 31, 2016	79

Notes to Financial Statements (Cont.)

into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have

80	PIMCO INCOME FUND

March 31, 2016

been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Fund has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or

ANNUAL REPORT	MARCH 31, 2016	81

Notes to Financial Statements (Cont.)

settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn,

82	PIMCO INCOME FUND

March 31, 2016

the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

ANNUAL REPORT	MARCH 31, 2016	83

Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and

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dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$77,599	$0	$(77,599)	$23	$(23)	$0	$6	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$8,097,467	$25,519,421	$(29,653,500)	$(65,257)	$22,601	$3,920,732	$93,022	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

(b) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or

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Notes to Financial Statements (Cont.)

other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2016, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their

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obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  The Fund may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash

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Notes to Financial Statements (Cont.)

or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7 Principal Risks.

(a) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(c) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized

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until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash

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Notes to Financial Statements (Cont.)

flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap (see below), however, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit

ANNUAL REPORT	MARCH 31, 2016	95

Notes to Financial Statements (Cont.)

ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

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levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

ANNUAL REPORT	MARCH 31, 2016	97

Notes to Financial Statements (Cont.)

To the extent that the Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange or clearinghouse itself. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract,

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repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities

ANNUAL REPORT	MARCH 31, 2016	99

Notes to Financial Statements (Cont.)

received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

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investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
0.20%	0.30%	0.20%	0.29%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2016	101

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term

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Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$1,414,222	$204,919

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$22,940,239	$16,940,390	$17,099,718	$4,204,721

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	876,129	$10,513,805	664,734	$8,338,836
Class P	570,865	6,899,461	437,511	5,500,661
Administrative Class	11,656	140,505	11,262	141,927
Class D	348,508	4,222,261	301,747	3,790,695
Class A	261,273	3,157,756	206,898	2,598,898
Class C	203,855	2,467,353	159,980	2,009,822
Class R	10,111	122,243	4,735	59,266

Issued as reinvestment of distributions
Institutional Class	111,939	1,340,725	74,939	938,760
Class P	52,792	631,785	26,817	335,320
Administrative Class	1,378	16,446	477	5,960
Class D	51,087	611,516	31,760	397,480
Class A	35,586	425,791	22,210	278,040
Class C	26,400	315,579	15,601	195,165
Class R	927	11,059	381	4,769

Cost of shares redeemed
Institutional Class	(471,447)	(5,672,854)	(547,742)	(6,894,139)
Class P	(392,956)	(4,661,894)	(138,932)	(1,738,794)
Administrative Class	(7,092)	(85,831)	(5,806)	(72,822)
Class D	(209,155)	(2,524,893)	(163,608)	(2,047,125)
Class A	(137,780)	(1,660,236)	(158,422)	(1,994,856)
Class C	(89,425)	(1,078,872)	(66,800)	(837,877)
Class R	(2,263)	(27,313)	(1,708)	(21,408)
Net increase (decrease) resulting from Fund share transactions	1,252,388	$15,164,392	876,034	$10,988,578

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the

104	PIMCO INCOME FUND

March 31, 2016

SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Income Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
$128,250	$0	$254,695	$(345,460)	$(639,132)	$0	$(924,299)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for between book and tax realized and unrealized gain/loss on swap contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, Lehman securities, and convertible preferred securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals, organizational costs, and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2016	105

Notes to Financial Statements (Cont.)

March 31, 2016

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Fund had the following post-effective capital losses with no expiration (amounts in thousands):

PIMCO Income Fund

Short-Term	Long-Term
$604,008	$35,124

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

PIMCO Income Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$57,776,609	$1,898,375	$(2,007,374)	$(108,999)
(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, Lehman securities, treasury inflation protected securities (TIPS) and convertible preferred securities for federal income tax purposes.

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

PIMCO Income Fund

March 31, 2016			March 31, 2015
Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$3,699,659	$46,310	$0	$2,307,735	$80,257	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

106	PIMCO INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Income Fund (one series of PIMCO Funds, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

ANNUAL REPORT	MARCH 31, 2016	107

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	JPMorgan Securities, Inc.
BCY	Barclays Capital, Inc.	MEI	Merrill Lynch International
BOA	Bank of America N.A.	MSB	Morgan Stanley Bank N.A.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NAB	National Australia Bank Ltd.
DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.
FBF	Credit Suisse International	RDR	RBC Capital Markets
GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
JML	JPMorgan Securities PLC	SOG	Societe Generale
JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	RUB	Russian Ruble
DKK	Danish Krone	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	MBS	Mortgage-Backed Security
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	SP - ADR	Sponsored American Depositary Receipt
CLO	Collateralized Loan Obligation	TBD%	Interest rate to be determined when loan settles
CMBS	Collateralized Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

108	PIMCO INCOME FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Income Fund	0.16%	0.16%	$1,849,822	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	MARCH 31, 2016	109

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

110	PIMCO INCOME FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2016	111

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

112	PIMCO INCOME FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2016	113

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

114	PIMCO INCOME FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3013AR_033116

PIMCO Funds

Annual Report

March 31, 2016

PIMCO Low Duration Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined, except for 30-year maturities which

2	PIMCO LOW DURATION FUND

rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding the Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

ANNUAL REPORT	MARCH 31, 2016	3

Chairman’s Letter (Cont.)

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between the Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. The Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the PIMCO Low Duration Fund (Cont.)

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after

6	PIMCO LOW DURATION FUND

purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	01/03/95	04/08/98	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into the service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a paryt, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

ANNUAL REPORT	MARCH 31, 2016	7

Important Information About the PIMCO Low Duration Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO LOW DURATION FUND

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ANNUAL REPORT	MARCH 31, 2016	9

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	0.31%	1.73%	3.76%	5.75%
PIMCO Low Duration Fund Class P	0.21%	1.63%	3.66%	5.67%
PIMCO Low Duration Fund Administrative Class	0.06%	1.48%	3.51%	5.49%
PIMCO Low Duration Fund Class D	0.02%	1.44%	3.46%	5.45%
PIMCO Low Duration Fund Class A	(0.03)%	1.39%	3.38%	5.29%
PIMCO Low Duration Fund Class A (adjusted)	(2.28)%	0.93%	3.14%	5.18%
PIMCO Low Duration Fund Class C	(0.33)%	1.09%	2.99%	4.82%
PIMCO Low Duration Fund Class C (adjusted)	(1.31)%	1.09%	2.99%	4.82%
PIMCO Low Duration Fund Class R	(0.28)%	1.14%	3.12%	5.03%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.92%	0.87%	2.48%	4.81%
Lipper Short Investment Grade Debt Funds Average	0.34%	1.39%	2.57%	4.86%*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.80% for Class A shares, 1.10% for Class C shares and 1.05% for Class R shares.

10	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	Class P - PLDPX	Administrative Class - PLDAX	Class D - PLDDX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX

Allocation Breakdown†

Corporate Bonds & Notes	39.8%
U.S. Treasury Obligations	17.4%
U.S. Government Agencies	16.4%
Non-Agency Mortgage-Backed Securities	8.9%
Asset-Backed Securities	8.4%
Sovereign Issues	5.1%
Short-Term Instruments‡	3.3%
Other	0.7%

†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.
‡	Includes Central Funds used for Cash Management Purposes.

Investment Objective and Strategy Overview

»

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to non-agency mortgage-backed securities positively contributed to performance, as prices on these securities went up.

»	Short exposure to the Brazilian real versus the U.S. dollar benefited performance, as this currency declined relative to the U.S. dollar.

»	Holdings of dollar-denominated emerging market debt benefited performance, as these securities generally posted positive total returns.
»	Exposure to 10-year German duration (or sensitivity to changes in interest rates) in the first half of the reporting period detracted from performance, as German 10-year yields generally increased.

»	Holdings of short-term U.S. Treasury Inflation-Protected Securities benefited performance, as 2-year breakeven inflation rates increased.

»	Short exposure to the euro versus the U.S. dollar for most of the period detracted from performance, as this currency appreciated relative to the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2016	11

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share class is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,010.10	$2.66	$1,000.00	$1,022.35	$2.68	0.53%
Class P	1,000.00	1,009.60	3.17	1,000.00	1,021.85	3.18	0.63
Administrative Class	1,000.00	1,008.90	3.92	1,000.00	1,021.10	3.94	0.78
Class D	1,000.00	1,008.70	4.12	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	1,008.40	4.37	1,000.00	1,020.65	4.39	0.87
Class C	1,000.00	1,006.90	5.87	1,000.00	1,019.15	5.91	1.17
Class R	1,000.00	1,007.20	5.62	1,000.00	1,019.40	5.65	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index*	Description

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	13

Financial Highlights PIMCO Low Duration Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)
Institutional Class
03/31/2016	$10.09	$0.20	$(0.17)	$0.03	$(0.21)	$0.00	$(0.04)
03/31/2015	10.34	0.14	(0.02)	0.12	(0.37)	0.00	0.00
03/31/2014	10.50	0.11	(0.10)	0.01	(0.16)	(0.01)	0.00
03/31/2013	10.40	0.15	0.35	0.50	(0.29)	(0.11)	0.00
03/31/2012	10.44	0.19	0.05	0.24	(0.28)	0.00	0.00
Class P
03/31/2016	10.09	0.19	(0.17)	0.02	(0.20)	0.00	(0.04)
03/31/2015	10.34	0.13	(0.02)	0.11	(0.36)	0.00	0.00
03/31/2014	10.50	0.10	(0.10)	0.00	(0.15)	(0.01)	0.00
03/31/2013	10.40	0.14	0.34	0.48	(0.27)	(0.11)	0.00
03/31/2012	10.44	0.18	0.05	0.23	(0.27)	0.00	0.00
Administrative Class
03/31/2016	10.09	0.18	(0.18)	0.00	(0.18)	0.00	(0.04)
03/31/2015	10.34	0.12	(0.02)	0.10	(0.35)	0.00	0.00
03/31/2014	10.50	0.09	(0.10)	(0.01)	(0.14)	(0.01)	0.00
03/31/2013	10.40	0.13	0.34	0.47	(0.26)	(0.11)	0.00
03/31/2012	10.44	0.16	0.06	0.22	(0.26)	0.00	0.00
Class D
03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00
03/31/2014	10.50	0.09	(0.11)	(0.02)	(0.13)	(0.01)	0.00
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	0.00
03/31/2012	10.44	0.16	0.05	0.21	(0.25)	0.00	0.00
Class A
03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00
03/31/2014	10.50	0.08	(0.10)	(0.02)	(0.13)	(0.01)	0.00
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)	0.00
03/31/2012	10.44	0.15	0.06	0.21	(0.25)	0.00	0.00

Please see footnotes on page 16.

14	PIMCO LOW DURATION FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.25)	$9.87	0.31%	$6,579,406	0.51%		0.46%		2.03%	186%
(0.37)	10.09	1.22	8,159,144	0.46		0.46		1.37	110
(0.17)	10.34	0.09	14,841,581	0.46		0.46		1.11	248
(0.40)	10.50	4.76	15,017,652	0.46		0.46		1.44	445
(0.28)	10.40	2.36	13,180,746	0.46		0.46		1.81	437

(0.24)	9.87	0.21	848,525	0.61		0.56		1.95	186
(0.36)	10.09	1.12	1,149,185	0.56		0.56		1.27	110
(0.16)	10.34	(0.01)	2,338,918	0.56		0.56		1.01	248
(0.38)	10.50	4.66	2,097,525	0.56		0.56		1.36	445
(0.27)	10.40	2.26	928,142	0.56		0.56		1.71	437

(0.22)	9.87	0.06	179,319	0.76		0.71		1.81	186
(0.35)	10.09	0.97	302,533	0.71		0.71		1.12	110
(0.15)	10.34	(0.16)	522,884	0.71		0.71		0.87	248
(0.37)	10.50	4.50	710,182	0.71		0.71		1.21	445
(0.26)	10.40	2.10	478,181	0.71		0.71		1.56	437

(0.22)	9.87	0.02	837,223	0.80		0.75		1.74	186
(0.34)	10.09	0.93	1,097,885	0.75		0.75		1.08	110
(0.14)	10.34	(0.20)	1,711,864	0.75		0.75		0.83	248
(0.36)	10.50	4.46	2,053,619	0.75		0.75		1.15	445
(0.25)	10.40	2.06	1,756,751	0.75		0.75		1.52	437

(0.22)	9.87	(0.03)	1,087,057	0.85		0.80		1.71	186
(0.34)	10.09	0.88	1,508,086	0.80		0.80		1.04	110
(0.14)	10.34	(0.25)	3,043,735	0.80		0.80		0.78	248
(0.36)	10.50	4.41	3,713,284	0.80		0.80		1.10	445
(0.25)	10.40	2.01	3,394,040	0.80	(c)	0.80	(c)	1.47	437

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2016	15

Financial Highlights PIMCO Low Duration Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)
Class C
03/31/2016	$10.09	$0.14	$(0.17)	$(0.03)	$(0.15)	$0.00	$(0.04)
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)	0.00
03/31/2013	10.40	0.08	0.35	0.43	(0.22)	(0.11)	0.00
03/31/2012	10.44	0.12	0.06	0.18	(0.22)	0.00	0.00
Class R
03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)	0.00
03/31/2013	10.40	0.09	0.34	0.43	(0.22)	(0.11)	0.00
03/31/2012	10.44	0.13	0.05	0.18	(0.22)	0.00	0.00

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.19)	$9.87	(0.33)%	$575,727	1.15%		1.10%		1.39%	186%
(0.31)	10.09	0.58	700,338	1.10		1.10		0.74	110
(0.11)	10.34	(0.55)	959,812	1.10		1.10		0.47	248
(0.33)	10.50	4.10	1,036,641	1.10		1.10		0.80	445
(0.22)	10.40	1.70	990,380	1.10	(c)	1.10	(c)	1.17	437

(0.19)	9.87	(0.28)	91,703	1.10		1.05		1.43	186
(0.31)	10.09	0.63	105,708	1.05		1.05		0.79	110
(0.11)	10.34	(0.50)	135,958	1.05		1.05		0.53	248
(0.33)	10.50	4.15	131,888	1.05		1.05		0.85	445
(0.22)	10.40	1.76	116,496	1.05	(c)	1.05	(c)	1.22	437

ANNUAL REPORT	MARCH 31, 2016	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities	$13,277,288
Investments in Affiliates	106,684
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,903
Over the counter	273,225
Deposits with counterparty	17,265
Foreign currency, at value	22,891
Receivable for investments sold	127,995
Receivable for TBA investments sold	964,257
Receivable for Fund shares sold	37,270
Interest and/or dividends receivable	53,170
Dividends receivable from Affiliates	69
Total Assets	14,886,017

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,620,492
Payable for short sales	25,330
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,440
Over the counter	105,671
Payable for investments purchased	52,073
Payable for investments in Affiliates purchased	69
Payable for TBA investments purchased	2,551,763
Deposits from counterparty	228,154
Payable for Fund shares redeemed	29,762
Dividends payable	2,038
Overdraft due to custodian	56,208
Accrued investment advisory fees	2,197
Accrued supervisory and administrative fees	2,081
Accrued distribution fees	383
Accrued servicing fees	374
Other liabilities	22
Total Liabilities	4,687,057

Net Assets	$10,198,960

Net Assets Consist of:
Paid in capital	$10,594,280
(Overdistributed) net investment income	(179,798)
Accumulated undistributed net realized (loss)	(249,069)
Net unrealized appreciation	33,547
$10,198,960

Cost of investments in securities	$13,308,013
Cost of investments in Affiliates	$106,666
Cost of foreign currency held	$22,900
Proceeds received on short sales	$25,300
Cost or premiums of financial derivative instruments, net	$5,020

18	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

Net Assets:
Institutional Class	$6,579,406
Class P	848,525
Administrative Class	179,319
Class D	837,223
Class A	1,087,057
Class C	575,727
Class R	91,703
Shares Issued and Outstanding:
Institutional Class	666,771
Class P	85,993
Administrative Class	18,173
Class D	84,848
Class A	110,167
Class C	58,347
Class R	9,294
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.87
Class P	9.87
Administrative Class	9.87
Class D	9.87
Class A	9.87
Class C	9.87
Class R	9.87

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2016	19

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2016
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$295,020
Dividends	667
Dividends from Investments in Affiliates	8,112
Total Income	303,799

Expenses:
Investment advisory fees	29,851
Supervisory and administrative fees	28,247
Distribution and/or servicing fees - Administrative Class	572
Distribution and/or servicing fees - Class D	2,415
Distribution fees - Class C	1,883
Distribution fees - Class R	245
Servicing fees - Class A	3,182
Servicing fees - Class C	1,570
Servicing fees - Class R	245
Trustee fees	65
Interest expense	5,711
Miscellaneous expense	10
Total Expenses	73,996

Net Investment Income	229,803

Net Realized Gain (Loss):
Investments in securities	(456,430)
Investments in Affiliates	(6,430)
Exchange-traded or centrally cleared financial derivative instruments	(101,874)
Over the counter financial derivative instruments	463,608
Foreign currency	9,569

Net Realized (Loss)	(91,557)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	349,480
Investments in Affiliates	18
Exchange-traded or centrally cleared financial derivative instruments	(25,669)
Over the counter financial derivative instruments	(454,839)
Foreign currency assets and liabilities	1,378

Net Change in Unrealized (Depreciation)	(129,632)

Net Increase in Net Assets Resulting from Operations	$8,614

* Foreign tax withholdings	$144

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015
(Decrease) in Net Assets from:

Operations:
Net investment income	$229,803	$242,879
Net realized (loss)	(91,557)	(51,430)
Net change in unrealized appreciation (depreciation)	(129,632)	15,087

Net Increase in Net Assets Resulting from Operations	8,614	206,536

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(169,424)	(396,168)
Class P	(20,517)	(54,345)
Administrative Class	(4,443)	(12,860)
Class D	(18,115)	(44,242)
Class A	(23,419)	(65,763)
Class B	0	(49)^
Class C	(9,576)	(23,527)
Class R	(1,536)	(3,945)
Tax basis return of capital(a)
Institutional Class	(29,058)	0
Class P	(3,690)	0
Administrative Class	(856)	0
Class D	(3,614)	0
Class A	(4,759)	0
Class C	(2,349)	0
Class R	(367)	0

Total Distributions	(291,723)	(600,899)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(2,540,810)	(10,141,064)

Total (Decrease) in Net Assets	(2,823,919)	(10,535,427)

Net Assets:
Beginning of year	13,022,879	23,558,306
End of year*	$10,198,960	$13,022,879

*Including (overdistributed) net investment income of:	$(179,798)	$(385,995)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2016	21

Schedule of Investments PIMCO Low Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.2%

BANK LOAN OBLIGATIONS 0.3%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$1,390	$1,391
CSC Holdings LLC
2.933% due 04/17/2020		4,919	4,919
HCA, Inc.
3.381% due 05/01/2018		1,855	1,857
MGM Resorts International
3.500% due 12/20/2019		7,779	7,772
NRG Energy, Inc.
2.750% due 07/02/2018		14,276	14,161
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020		1,254	1,254

Total Bank Loan Obligations (Cost $31,509)			31,354

CORPORATE BONDS & NOTES 52.2%

BANKING & FINANCE 30.1%
ABN AMRO Bank NV
1.800% due 06/04/2018		28,900	28,909
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		39,000	38,903
Ally Financial, Inc.
2.500% due 03/15/2017 (h)		30,000	29,564
2.750% due 01/30/2017		49,475	49,351
3.300% due 07/18/2016		775	777
3.500% due 07/18/2016		6,445	6,464
5.500% due 02/15/2017		7,894	8,058
American Express Credit Corp.
1.365% due 05/26/2020		4,500	4,409
American Tower Corp.
2.800% due 06/01/2020		54,910	55,263
Banca Carige SpA
3.750% due 11/25/2016	EUR	1,700	1,975
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^		1,000	279
Banco Santander Chile
1.517% due 04/11/2017		$800	795
Bank of America Corp.
0.947% due 08/15/2016		13,400	13,380
1.495% due 04/01/2019		73,700	73,024
1.694% due 03/22/2018		10,600	10,622
2.000% due 01/11/2018		4,200	4,220
2.650% due 04/01/2019		19,700	20,064
5.420% due 03/15/2017		1,000	1,034
5.650% due 05/01/2018		25,633	27,533
5.750% due 12/01/2017		8,700	9,249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.400% due 08/28/2017		$9,350	$9,942
7.800% due 09/15/2016		1,000	1,028
8.950% due 05/18/2017		180	182
Bank of America N.A.
0.934% due 06/15/2017		8,300	8,247
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.550% due 09/09/2016		1,700	1,704
2.700% due 09/09/2018		400	409
Bankia S.A.
4.375% due 02/14/2017	EUR	5,400	6,366
Barclays Bank PLC
14.000% due 06/15/2019 (g)	GBP	3,700	6,730
BB&T Corp.
1.337% due 01/15/2020		$38,300	37,808
BBVA Banco Continental S.A.
2.250% due 07/29/2016		1,500	1,503
Bear Stearns Cos. LLC
6.400% due 10/02/2017		9,100	9,738
7.250% due 02/01/2018		1,800	1,978
BOC Aviation Pte. Ltd.
2.875% due 10/10/2017		1,500	1,517
BPCE S.A.
1.188% due 11/18/2016		4,500	4,504
1.235% due 06/23/2017		3,300	3,301
1.272% due 06/17/2017		2,500	2,497
1.385% due 03/06/2017	GBP	18,400	26,484
1.625% due 02/10/2017		$15,600	15,611
Cantor Fitzgerald LP
6.500% due 06/17/2022		1,850	1,925
CIT Group, Inc.
4.250% due 08/15/2017		78,774	80,358
5.000% due 05/15/2017		32,467	33,116
Citigroup, Inc.
0.408% due 05/31/2017	EUR	200	227
0.906% due 06/09/2016		$3,100	3,098
1.069% due 11/30/2017	EUR	5,000	5,689
1.350% due 03/10/2017		$26,100	26,118
1.498% due 07/30/2018		92,600	92,280
1.929% due 10/26/2020		1,400	1,397
2.009% due 03/30/2021		22,200	22,281
Citizens Bank N.A.
2.300% due 12/03/2018		20,000	20,129
2.500% due 03/14/2019		19,900	20,113
Commonwealth Bank of Australia
1.750% due 11/02/2018		8,100	8,116
Corpbanca S.A.
3.875% due 09/22/2019		1,000	1,027
Credit Agricole S.A.
1.422% due 04/15/2019		8,100	8,018
1.605% due 06/10/2020 (i)		72,000	71,291

22	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse AG
1.301% due 04/27/2018		$8,350	$8,282
1.308% due 01/29/2018		11,100	11,042
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		700	698
DBS Bank Ltd.
1.232% due 07/15/2021		500	499
3.625% due 09/21/2022		1,500	1,538
Dexia Credit Local S.A.
1.017% due 01/11/2017		1,300	1,300
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	887
1.570% due 02/14/2018		1,000,000	8,896
2.375% due 05/25/2016		$72,700	72,781
5.500% due 05/25/2016		10,400	10,460
5.500% due 06/26/2017		43,042	44,867
First Republic Bank
2.375% due 06/17/2019		300	300
Ford Motor Credit Co. LLC
1.070% due 11/08/2016		5,000	4,984
1.462% due 03/12/2019		500	488
1.534% due 06/15/2018		31,000	30,568
1.549% due 11/04/2019		53,500	51,651
1.684% due 09/08/2017		500	498
3.000% due 06/12/2017		29,000	29,393
3.984% due 06/15/2016		22,275	22,417
4.250% due 02/03/2017		200	205
5.000% due 05/15/2018		14,811	15,649
5.750% due 02/01/2021		6,300	7,142
6.625% due 08/15/2017		2,350	2,494
8.000% due 12/15/2016		41,285	43,113
General Motors Financial Co., Inc.
1.977% due 04/10/2018		17,900	17,742
2.182% due 01/15/2020		38,700	37,347
2.682% due 01/15/2019		25,500	25,381
3.000% due 09/25/2017		41,500	41,901
3.200% due 07/13/2020		17,400	17,385
4.750% due 08/15/2017		15,845	16,363
Goldman Sachs Group, Inc.
1.718% due 11/15/2018		15,600	15,604
1.779% due 04/23/2020		42,800	42,560
1.818% due 04/30/2018		17,674	17,754
1.834% due 09/15/2020		6,105	6,067
2.236% due 11/29/2023		55,700	55,592
5.375% due 03/15/2020		5,000	5,555
6.000% due 06/15/2020		9,033	10,312
7.500% due 02/15/2019		4,200	4,842
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		3,200	3,250
HBOS PLC
1.336% due 09/06/2017		35,871	35,621
HCP, Inc.
6.300% due 09/15/2016		1,000	1,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Finance Corp.
1.065% due 06/01/2016		$54,748	$54,734
HSBC USA, Inc.
1.228% due 11/13/2019 (i)		69,300	67,712
2.375% due 11/13/2019		20,400	20,509
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		56,500	56,545
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		9,310	9,407
Industrial Bank of Korea
2.375% due 07/17/2017 (i)		11,800	11,938
2.375% due 07/17/2017		2,000	2,023
3.750% due 09/29/2016 (i)		39,400	39,913
ING Bank NV
2.050% due 08/17/2018		25,700	25,836
International Lease Finance Corp.
3.875% due 04/15/2018		1,600	1,613
5.750% due 05/15/2016		21,030	21,089
6.750% due 09/01/2016		12,950	13,160
7.125% due 09/01/2018		200	219
Intesa Sanpaolo SpA
2.375% due 01/13/2017		22,280	22,381
IPIC GMTN Ltd.
4.875% due 05/14/2016	EUR	1,700	1,944
JPMorgan Chase & Co.
1.071% due 05/30/2017	GBP	35,100	50,168
1.145% due 03/01/2018		$18,000	17,839
1.574% due 01/23/2020		32,800	32,824
1.823% due 10/29/2020		29,500	29,852
2.550% due 10/29/2020		4,000	4,058
6.000% due 01/15/2018		21,285	22,931
6.300% due 04/23/2019		3,300	3,734
JPMorgan Chase Bank N.A.
0.962% due 06/13/2016		3,500	3,500
5.375% due 09/28/2016	GBP	9,800	14,345
6.000% due 10/01/2017		$11,000	11,682
KEB Hana Bank
4.000% due 11/03/2016		5,500	5,593
Kookmin Bank
1.496% due 01/27/2017		71,010	71,051
1.867% due 10/11/2016		1,000	1,003
LeasePlan Corp. NV
2.500% due 05/16/2018		2,800	2,777
2.875% due 01/22/2019		2,400	2,393
3.000% due 10/23/2017		7,525	7,590
Lloyds Bank PLC
1.168% due 05/14/2018 (i)		53,100	52,751
1.750% due 05/14/2018		1,300	1,298
2.000% due 08/17/2018		35,200	35,321
Macquarie Bank Ltd.
1.738% due 07/29/2020 (i)		56,500	55,841
4.875% due 06/10/2025		1,700	1,709

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macquarie Group Ltd.
4.875% due 08/10/2017		$6,000	$6,222
Mitsubishi UFJ Financial Group, Inc.
2.515% due 03/01/2021		6,500	6,635
Mizuho Bank Ltd.
1.080% due 09/25/2017		1,500	1,502
1.550% due 10/17/2017		300	299
1.700% due 09/25/2017		900	900
2.450% due 04/16/2019		300	303
Morgan Stanley
1.996% due 02/01/2019		43,700	44,133
5.500% due 01/26/2020		2,100	2,343
5.550% due 04/27/2017		200	209
6.625% due 04/01/2018		6,000	6,559
MUFG Americas Holdings Corp.
1.190% due 02/09/2018		19,100	18,982
MUFG Union Bank N.A.
1.021% due 05/05/2017		67,500	67,177
Murray Street Investment Trust
4.647% due 03/09/2017		6,712	6,918
National Bank of Canada
2.200% due 10/19/2016		4,425	4,457
National City Bank
0.984% due 12/15/2016		8,090	8,071
1.006% due 06/07/2017		7,950	7,895
Nordea Bank AB
1.482% due 09/17/2018		6,000	5,989
Pacific Life Global Funding
3.138% due 06/02/2018		7,450	7,333
Piper Jaffray Cos.
5.060% due 10/09/2018		9,500	9,637
PNC Bank N.A.
1.950% due 03/04/2019		13,300	13,449
Preferred Term Securities Ltd.
1.192% due 03/24/2034		798	678
Pricoa Global Funding
1.350% due 08/18/2017		18,100	18,032
QNB Finance Ltd.
3.375% due 02/22/2017		6,000	6,091
RCI Banque S.A.
3.500% due 04/03/2018		200	206
4.600% due 04/12/2016		2,000	2,002
Santander Bank N.A.
1.551% due 01/12/2018		38,800	38,460
Santander Issuances S.A.U.
5.911% due 06/20/2016		1,600	1,611
Shinhan Bank
1.270% due 04/08/2017		69,275	69,194
SLM Student Loan Trust
0.325% due 12/15/2033	EUR	686	642

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
6.500% due 09/15/2017	$7,000	$7,175
6.900% due 12/15/2017	21,275	22,020
Sumitomo Mitsui Banking Corp.
1.200% due 01/16/2018	18,500	18,418
Synchrony Financial
1.849% due 02/03/2020	42,500	41,105
TIAA Asset Management Finance Co. LLC
2.950% due 11/01/2019	400	406
UBS AG
1.195% due 06/01/2017	35,000	34,981
1.330% due 03/26/2018	2,500	2,497
5.875% due 07/15/2016	6,977	7,075
UBS Group Funding Jersey Ltd.
2.443% due 04/14/2021 (b)	51,200	51,260
2.950% due 09/24/2020	300	301
Vesey Street Investment Trust
4.404% due 09/01/2016	14,523	14,747
Wachovia Corp.
0.992% due 10/15/2016	38,570	38,559
WEA Finance LLC
1.750% due 09/15/2017	7,700	7,674
Wells Fargo & Co.
1.081% due 04/22/2019	7,600	7,515
1.501% due 07/22/2020	4,600	4,567
1.975% due 03/04/2021	33,200	33,774
Weyerhaeuser Co.
7.375% due 10/01/2019	3,400	3,906

		3,072,246

INDUSTRIALS 15.7%
AbbVie, Inc.
1.750% due 11/06/2017	3,000	3,015
2.500% due 05/14/2020	700	714
Actavis Funding SCS
1.712% due 03/12/2018	15,500	15,590
1.850% due 03/01/2017	1,200	1,206
1.887% due 03/12/2020	34,300	34,196
2.450% due 06/15/2019	3,821	3,866
3.000% due 03/12/2020	1,200	1,238
Actavis, Inc.
1.875% due 10/01/2017	12,630	12,689
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020	16,700	16,792
America Movil S.A.B. de C.V.
1.632% due 09/12/2016	500	500
Amgen, Inc.
0.998% due 05/22/2017	35,000	34,926
2.200% due 05/22/2019	8,610	8,816

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anheuser-Busch InBev Finance, Inc.
1.900% due 02/01/2019		$22,100	$22,429
2.650% due 02/01/2021		19,000	19,546
AP Moeller - Maersk A/S
2.875% due 09/28/2020		600	588
Aviation Capital Group Corp.
3.875% due 09/27/2016		2,400	2,415
Barry Callebaut Services NV
6.000% due 07/13/2017	EUR	1,250	1,523
BAT International Finance PLC
1.144% due 06/15/2018 (i)		$60,100	59,706
1.850% due 06/15/2018		10,700	10,792
2.750% due 06/15/2020		1,700	1,750
Becton Dickinson and Co.
1.084% due 06/15/2016		1,000	1,000
1.800% due 12/15/2017		15,700	15,774
2.675% due 12/15/2019		6,900	7,081
Boston Scientific Corp.
2.650% due 10/01/2018		1,500	1,528
2.850% due 05/15/2020		13,600	13,831
3.375% due 05/15/2022		4,100	4,193
5.125% due 01/12/2017		7,500	7,712
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		9,600	9,366
Cardinal Health, Inc.
1.950% due 06/15/2018		3,200	3,217
CCO Safari LLC
3.579% due 07/23/2020		22,900	23,427
4.464% due 07/23/2022		4,300	4,510
CNPC General Capital Ltd.
1.450% due 04/16/2016		39,500	39,501
ConAgra Foods, Inc.
1.900% due 01/25/2018		2,200	2,211
5.819% due 06/15/2017		1,190	1,250
ConocoPhillips Co.
1.517% due 05/15/2022		23,500	21,584
Continental Airlines Pass-Through Trust
6.250% due 10/11/2021		747	781
Cox Communications, Inc.
5.875% due 12/01/2016		250	257
9.375% due 01/15/2019		3,406	4,002
CRH America, Inc.
8.125% due 07/15/2018		600	676
Crown Castle Towers LLC
3.222% due 05/15/2042		1,100	1,103
CSX Corp.
7.900% due 05/01/2017		15,500	16,591
CVS Health Corp.
2.800% due 07/20/2020		400	416
Daimler Finance North America LLC
0.985% due 03/10/2017 (i)		97,800	97,382
1.053% due 03/02/2018		6,500	6,431

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.650% due 03/02/2018		$800	$801
2.000% due 08/03/2018		43,500	43,890
2.375% due 08/01/2018		5,125	5,210
Delphi Automotive PLC
3.150% due 11/19/2020		800	818
DISH DBS Corp.
4.625% due 07/15/2017		31,000	31,698
Dominion Gas Holdings LLC
2.500% due 12/15/2019		18,000	18,294
eBay, Inc.
1.350% due 07/15/2017		1,200	1,198
Energy Transfer Partners LP
6.700% due 07/01/2018		11,000	11,548
9.700% due 03/15/2019		1,000	1,107
ERAC USA Finance LLC
6.200% due 11/01/2016		1,100	1,131
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		12,100	11,223
General Motors Co.
3.500% due 10/02/2018		4,000	4,098
Georgia-Pacific LLC
2.539% due 11/15/2019		37,800	38,000
5.400% due 11/01/2020		1,000	1,119
Gilead Sciences, Inc.
1.850% due 09/04/2018		6,400	6,516
2.350% due 02/01/2020		6,700	6,861
2.550% due 09/01/2020		1,300	1,340
GTL Trade Finance, Inc.
7.250% due 10/20/2017		2,000	2,045
Heathrow Funding Ltd.
4.875% due 07/15/2023		300	326
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	25,500	26,478
Hewlett Packard Enterprise Co.
2.369% due 10/05/2017		$24,800	24,847
2.450% due 10/05/2017		36,700	36,957
2.850% due 10/05/2018		400	407
Humana, Inc.
7.200% due 06/15/2018		8,800	9,790
Hyundai Capital America
1.875% due 08/09/2016		12,191	12,214
2.125% due 10/02/2017		420	421
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		10,503	10,539
2.950% due 07/21/2020		1,400	1,437
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		922	911
5.000% due 10/01/2021		100	102
9.000% due 02/01/2019		3,825	4,345
Kinder Morgan, Inc.
3.050% due 12/01/2019		21,005	20,704
4.300% due 06/01/2025		100	95

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 06/15/2017	$16,582	$17,404
7.250% due 06/01/2018	7,070	7,562
KLA-Tencor Corp.
2.375% due 11/01/2017	3,000	3,016
3.375% due 11/01/2019	1,100	1,119
Korea National Oil Corp.
3.125% due 04/03/2017	800	814
4.000% due 10/27/2016 (i)	57,100	58,046
Kraft Heinz Foods Co.
2.000% due 07/02/2018	4,000	4,040
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,100	963
Louisiana-Pacific Corp.
7.500% due 06/01/2020	4,600	4,801
Lowe’s Cos., Inc.
1.232% due 09/14/2018	5,600	5,635
Masco Corp.
6.125% due 10/03/2016	400	410
McKesson Corp.
1.292% due 03/10/2017	3,900	3,908
Medtronic, Inc.
1.375% due 04/01/2018	18,850	18,969
1.434% due 03/15/2020 (i)	45,000	44,910
2.500% due 03/15/2020	600	621
3.150% due 03/15/2022	4,500	4,771
Merck & Co., Inc.
0.996% due 02/10/2020 (i)	33,600	33,452
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	14,186	15,848
MGM Resorts International
6.875% due 04/01/2016	2,908	2,908
7.500% due 06/01/2016	43,230	43,608
10.000% due 11/01/2016	565	588
Motorola Solutions, Inc.
3.500% due 09/01/2021	2,200	2,187
Newell Rubbermaid, Inc.
2.600% due 03/29/2019	6,600	6,702
Nissan Motor Acceptance Corp.
1.800% due 03/15/2018	1,800	1,803
1.950% due 09/12/2017	1,200	1,205
2.350% due 03/04/2019	3,475	3,534
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	1,799	1,929
Olin Corp.
6.750% due 06/15/2016	15,000	15,094
ONEOK Partners LP
2.000% due 10/01/2017	450	436
Pearson Dollar Finance PLC
6.250% due 05/06/2018	2,500	2,688
Pioneer Natural Resources Co.
6.875% due 05/01/2018	5,424	5,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QUALCOMM, Inc.
3.000% due 05/20/2022 (i)		$32,400	$33,829
Reynolds American, Inc.
2.300% due 06/12/2018		10,800	11,023
3.250% due 06/12/2020		646	677
Rohm & Haas Co.
6.000% due 09/15/2017		2,200	2,327
RPM International, Inc.
6.500% due 02/15/2018		1,600	1,720
SABMiller Holdings, Inc.
2.200% due 08/01/2018		13,400	13,706
2.450% due 01/15/2017		3,300	3,331
3.750% due 01/15/2022		3,200	3,400
SABMiller PLC
6.500% due 07/15/2018		1,950	2,140
Scripps Networks Interactive, Inc.
3.500% due 06/15/2022		700	702
SK Telecom Co. Ltd.
2.125% due 05/01/2018		300	302
Sky PLC
2.625% due 09/16/2019		500	506
Southern Natural Gas Co. LLC
5.900% due 04/01/2017		1,900	1,960
Southwestern Energy Co.
3.300% due 01/23/2018		5,200	4,186
4.050% due 01/23/2020		12,350	9,046
4.950% due 01/23/2025		2,400	1,656
Telefonica Emisiones S.A.U.
1.275% due 06/23/2017		45,000	44,816
3.192% due 04/27/2018		500	513
5.375% due 02/02/2018	GBP	12,600	19,248
6.421% due 06/20/2016		$27,523	27,820
Time Warner Cable, Inc.
5.850% due 05/01/2017		14,382	14,997
6.750% due 07/01/2018		1,300	1,431
8.250% due 04/01/2019		5,921	6,899
8.750% due 02/14/2019		2,413	2,828
UAL Pass-Through Trust
10.400% due 05/01/2018		420	437
UnitedHealth Group, Inc.
1.400% due 12/15/2017		7,600	7,643
1.450% due 07/17/2017		10,400	10,461
1.900% due 07/16/2018		11,000	11,177
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		600	4
Volkswagen Group of America Finance LLC
1.058% due 11/20/2017		33,300	32,680
2.450% due 11/20/2019		19,500	19,396
Volkswagen International Finance NV
1.058% due 11/18/2016		3,000	2,986
VW Credit, Inc.
1.050% due 06/26/2017		50,000	48,779

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Walgreens Boots Alliance, Inc.
1.068% due 05/18/2016	$38,100	$38,106
1.750% due 11/17/2017	13,500	13,536
Wesfarmers Ltd.
2.983% due 05/18/2016	500	501
WestRock RKT Co.
4.450% due 03/01/2019	3,155	3,302
Whirlpool Corp.
1.650% due 11/01/2017	9,000	9,024
Woodside Finance Ltd.
3.650% due 03/05/2025	4,800	4,469
4.600% due 05/10/2021	400	415
Wyndham Worldwide Corp.
2.950% due 03/01/2017	700	707
Zoetis, Inc.
3.450% due 11/13/2020	300	309

		1,600,333

UTILITIES 6.4%
AT&T, Inc.
1.049% due 03/30/2017	75,400	75,378
1.559% due 06/30/2020	38,000	37,635
2.950% due 05/15/2016	26,177	26,239
3.000% due 06/30/2022	2,500	2,541
BG Energy Capital PLC
6.500% due 11/30/2072	1,000	1,052
BP Capital Markets PLC
4.750% due 03/10/2019	3,300	3,563
British Telecommunications PLC
1.250% due 02/14/2017	500	500
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	1,000	999
Consumers Energy Co.
6.700% due 09/15/2019	2,700	3,141
Dayton Power & Light Co.
1.875% due 09/15/2016	11,400	11,448
DTE Energy Co.
2.400% due 12/01/2019	14,400	14,528
Electricite de France S.A.
6.500% due 01/26/2019	2,800	3,151
Exelon Corp.
1.550% due 06/09/2017	5,400	5,393
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	7,150	7,480
Korea East-West Power Co. Ltd.
2.625% due 11/27/2018	1,000	1,022
Korea Gas Corp.
2.250% due 07/25/2017	500	506
KT Corp.
1.750% due 04/22/2017	40,800	40,843
2.625% due 04/22/2019	1,100	1,124
5.875% due 05/03/2016	500	502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Orange S.A.
2.750% due 09/14/2016	$1,950	$1,965
Pennsylvania Electric Co.
5.200% due 04/01/2020	300	316
Petrobras Global Finance BV
2.238% due 05/20/2016	98,500	98,401
3.002% due 03/17/2017	5,050	4,886
3.250% due 03/17/2017	2,300	2,263
3.500% due 02/06/2017	1,300	1,281
3.522% due 03/17/2020	100	77
4.375% due 05/20/2023	6,000	4,393
Plains All American Pipeline LP
2.600% due 12/15/2019	200	190
8.750% due 05/01/2019	5,446	6,026
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017	2,000	2,032
Sprint Communications, Inc.
9.125% due 03/01/2017	72,852	74,491
Talen Energy Supply LLC
6.200% due 05/15/2016	5,145	5,174
Telstra Corp. Ltd.
3.125% due 04/07/2025	1,000	1,009
Verizon Communications, Inc.
1.036% due 06/09/2017	53,506	53,409
1.412% due 06/17/2019	3,100	3,094
2.382% due 09/14/2018	117,182	119,898
2.500% due 09/15/2016	35,535	35,813
2.625% due 02/21/2020	500	515

		652,278

Total Corporate Bonds & Notes (Cost $5,352,746)		5,324,857

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.0%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	400	411
University of California Revenue Bonds, Series 2011
0.938% due 07/01/2041	1,100	1,100

		1,511

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	1,195	898
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	47,790	47,744

		48,642

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.712% due 04/01/2040	$3,487	$3,454

Total Municipal Bonds & Notes (Cost $54,034)		53,607

U.S. GOVERNMENT AGENCIES 21.5%
Fannie Mae
0.493% due 12/25/2036	1,492	1,460
0.553% due 06/25/2034	350	345
0.633% due 10/27/2037	61,599	61,331
0.683% due 01/25/2037	23	22
0.733% due 03/25/2037 - 12/25/2042	3,068	3,058
0.783% due 03/25/2037 - 03/25/2044	5,295	5,318
0.793% due 03/25/2037	205	206
0.813% due 07/25/2037	3,168	3,187
0.833% due 06/25/2032 - 10/25/2040	393	394
0.883% due 12/25/2040	45	44
0.903% due 07/25/2037 - 12/25/2040	4,484	4,496
0.933% due 08/25/2037 - 05/25/2040	13,470	13,600
0.983% due 09/25/2041	289	289
1.000% due 01/25/2043	4,138	3,904
1.033% due 04/25/2022	2	2
1.083% due 12/25/2037	3,210	3,242
1.103% due 03/25/2038	79	80
1.133% due 10/25/2037	10,157	10,327
1.155% due 11/01/2021	4,218	4,241
1.183% due 03/25/2038 - 01/25/2040	2,404	2,447
1.283% due 02/25/2040	2,046	2,091
1.500% due 01/01/2021	4	5
1.522% due 07/01/2042 - 07/01/2044	818	834
1.572% due 09/01/2041	67	68
1.669% due 03/01/2035	289	308
1.722% due 10/01/2030 - 11/01/2039	780	794
1.875% due 07/01/2017	3	3
1.894% due 07/01/2018	2	2
1.998% due 11/01/2017	4	4
2.024% due 10/01/2034	1,030	1,075
2.140% due 03/01/2035	3,567	3,688
2.145% due 11/01/2034	349	368
2.150% due 05/01/2035	508	534
2.222% due 09/01/2035	103	108
2.258% due 05/01/2035	2,084	2,202
2.292% due 07/01/2017	2	2
2.317% due 01/01/2035	1,938	2,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.340% due 07/01/2035	$2,195	$2,325
2.347% due 11/01/2027	16	17
2.355% due 06/01/2022	1	2
2.366% due 08/01/2035	2,475	2,621
2.379% due 08/01/2029	296	311
2.384% due 10/01/2035	2,161	2,252
2.390% due 09/01/2035	2,447	2,588
2.425% due 03/01/2035	400	423
2.464% due 10/01/2024	83	84
2.479% due 04/01/2034	410	430
2.490% due 08/01/2035	718	762
2.496% due 12/01/2033	160	169
2.500% due 05/25/2028 (a)	25,408	2,018
2.508% due 06/01/2035	386	406
2.509% due 03/01/2024	90	91
2.514% due 07/01/2035	1,655	1,735
2.519% due 09/01/2032	551	587
2.536% due 02/01/2028	63	64
2.545% due 04/01/2024	29	30
2.662% due 07/25/2017	32	31
2.683% due 06/01/2035	440	464
2.787% due 11/01/2035	17	18
2.846% due 12/01/2017	1	1
2.848% due 01/01/2024	53	54
3.000% due 08/25/2042	244	233
4.250% due 05/25/2033	974	1,032
4.326% due 12/01/2036	65	69
4.409% due 02/01/2028	2	2
4.500% due 08/01/2018 - 01/01/2027	2,824	2,974
4.517% due 01/01/2028	11	11
4.631% due 09/01/2034	48	51
4.670% due 04/01/2018	51	51
5.000% due 12/25/2017 - 08/01/2040	9,437	10,441
5.500% due 10/01/2017 - 08/25/2034	31,022	34,773
5.617% due 10/25/2042 (a)	54,079	10,887
5.703% due 12/25/2042	1,661	1,909
5.717% due 11/25/2042 (a)	71,760	13,330
6.000% due 05/01/2016 - 04/01/2039	27,712	30,724
6.067% due 02/25/2037 (a)	17,443	2,970
6.217% due 01/25/2042 (a)	5,224	1,109
6.500% due 07/25/2023 - 03/01/2038	4,815	5,564
7.000% due 04/01/2034	36	43
7.117% due 01/25/2043	5,954	6,656
8.000% due 11/25/2023 - 11/01/2031	738	922
8.500% due 04/01/2025	54	62
8.800% due 01/25/2019	12	13
9.000% due 03/25/2021 - 04/25/2021	57	63
9.500% due 03/25/2020 - 11/01/2025	172	195

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
4.000% due 04/01/2046 - 06/01/2046	$678,000	$724,094
4.500% due 04/01/2046 - 06/01/2046	823,000	894,971
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	18,882	19,217
Federal Housing Administration
7.430% due 10/01/2020 - 10/01/2023	40	39
Freddie Mac
0.693% due 08/25/2031	1,576	1,545
0.713% due 09/25/2031	2,681	2,651
0.766% due 02/15/2037	145	146
0.776% due 02/15/2037	102	102
0.836% due 06/15/2018 - 05/15/2037	176	176
0.886% due 11/15/2030 - 12/15/2031	78	78
0.956% due 05/15/2036	24	24
0.986% due 01/15/2042	80	80
1.286% due 12/15/2039	22	22
1.291% due 01/15/2038	6,730	6,865
1.368% due 11/25/2019 (a)	192,729	8,262
1.386% due 10/15/2020	8	8
1.436% due 03/15/2021	6	6
1.722% due 07/25/2044	464	488
1.750% due 03/01/2017	2	2
2.000% due 01/01/2017 - 11/15/2026	97,224	98,673
2.374% due 10/01/2027	13	13
2.376% due 04/01/2035	109	109
2.396% due 10/01/2035	2,538	2,670
2.406% due 04/01/2035	1,445	1,524
2.460% due 04/01/2035	1,384	1,449
2.482% due 03/01/2035	691	734
2.500% due 11/01/2022 - 08/01/2035	5,437	5,754
2.513% due 02/01/2020	6	6
2.518% due 07/01/2035	30	32
2.549% due 10/01/2023	24	24
2.557% due 06/01/2024	16	17
2.567% due 05/01/2037	78	82
2.569% due 12/01/2022	15	16
2.574% due 03/01/2035	270	280
2.599% due 03/01/2035	2,171	2,284
2.607% due 07/01/2027	34	36
2.615% due 11/01/2023	6	6
2.624% due 09/01/2023	5	5
2.860% due 01/01/2024	12	13
2.884% due 04/01/2035	783	827
2.976% due 08/15/2032	120	125
3.000% due 02/01/2023 - 03/15/2041	6,382	6,585
3.000% due 03/15/2027 - 05/15/2027 (a)	44,899	4,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.052% due 02/01/2037	$69	$73
3.256% due 05/15/2040 (a)	17,671	17,997
4.000% due 01/15/2024 (a)	387	38
4.500% due 09/15/2018	1	1
5.000% due 01/01/2026 - 07/01/2041	691	768
5.500% due 12/01/2017 - 07/15/2034	1,088	1,222
5.514% due 08/15/2043 (a)	85,541	20,697
6.000% due 03/01/2016 - 07/15/2029	126	136
6.034% due 07/15/2036 (a)	3,214	598
6.500% due 02/01/2022 - 07/25/2043	17,704	20,907
6.714% due 08/15/2036 (a)	9,887	1,796
7.000% due 01/01/2030 - 04/01/2032	22	25
7.500% due 07/15/2030	124	144
8.000% due 04/15/2021 - 12/01/2024	53	56
8.500% due 06/01/2022 - 11/01/2025	172	194
8.982% due 08/15/2044	29,594	35,976
9.000% due 12/15/2020 - 08/01/2022	51	56
9.500% due 08/01/2016 - 09/01/2021	17	18
10.000% due 11/01/2016 - 05/15/2020	3	3
Ginnie Mae
0.991% due 12/16/2025	39	40
1.750% due 03/20/2017 - 02/20/2032	3,585	3,700
1.875% due 08/20/2022 - 07/20/2034	1,222	1,264
1.877% due 02/20/2041	8,483	8,517
2.000% due 10/20/2023 - 07/20/2030	1,568	1,618
2.500% due 11/20/2026	4	4
4.000% due 03/20/2019	4	4
Vendee Mortgage Trust
6.500% due 05/15/2029	14,837	17,120

Total U.S. Government Agencies (Cost $2,168,638)		2,190,716

U.S. TREASURY OBLIGATIONS 22.9%
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2018 (i)	1,076,400	1,095,945
0.125% due 04/15/2019 (i)	619,559	633,213
0.625% due 07/15/2021	192,346	202,125
0.750% due 02/15/2042 (m)	22,856	22,247
1.125% due 01/15/2021 (i)(m)	104,073	111,343
1.250% due 07/15/2020 (k)(m)	21,183	22,794
1.375% due 02/15/2044 (m)	48,487	54,424
2.375% due 01/15/2017 (k)	176,211	181,658
2.375% due 01/15/2025 (m)	711	848

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.750% due 10/31/2017 (k)(m)	$6,100	$6,103

Total U.S. Treasury Obligations (Cost $2,326,853)		2,330,700

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.6%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031	3,633	3,678
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034	354	359
American Home Mortgage Assets Trust
0.643% due 10/25/2046	15,116	9,509
0.973% due 11/25/2035	2,117	1,849
American Home Mortgage Investment Trust
1.013% due 02/25/2045	2,628	2,581
2.881% due 02/25/2045	33,415	33,472
BAMLL Commercial Mortgage Securities Trust
1.777% due 12/15/2029	1,500	1,499
Banc of America Alternative Loan Trust
5.500% due 07/25/2033	4,761	4,776
5.500% due 10/25/2033	10,609	10,736
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045	5,400	5,427
5.543% due 06/10/2049	2,731	2,799
5.557% due 04/10/2049	28,630	29,201
5.617% due 07/10/2046	15,191	15,268
Banc of America Funding Trust
0.672% due 05/20/2035	3,617	3,355
0.713% due 07/25/2037	12,825	10,851
2.815% due 02/20/2036	2,075	2,034
2.826% due 05/25/2035	477	487
5.500% due 09/25/2035	2,146	2,219
Banc of America Mortgage Trust
2.794% due 05/25/2033	87	87
2.853% due 09/25/2035 ^	7,614	6,979
2.935% due 02/25/2035	380	375
6.500% due 10/25/2031	621	651
Banc of America Re-REMIC Trust
5.650% due 02/17/2051	345	348
Barclays Commercial Mortgage Securities Trust
1.546% due 02/15/2028	1,544	1,522
1.586% due 05/15/2032	1,700	1,683
BCAP LLC Trust
0.335% due 09/26/2035	4,541	4,481
0.596% due 03/26/2037	1,650	1,623
0.684% due 07/26/2035	944	941
0.936% due 05/26/2035	2,243	2,108
1.162% due 11/26/2046	4,513	4,328
BCRR Trust
5.858% due 07/17/2040	1,450	1,499
6.500% due 07/17/2040	69	70

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
2.460% due 08/25/2035		$238	$238
2.502% due 02/25/2033		69	68
2.606% due 08/25/2033		1,318	1,304
2.722% due 08/25/2035		29,657	25,308
2.749% due 11/25/2030		20	19
2.789% due 08/25/2035 ^		4,686	4,205
2.795% due 08/25/2033		372	368
2.799% due 01/25/2035		1,509	1,464
2.801% due 04/25/2033		1,488	1,489
2.924% due 03/25/2035		389	391
2.926% due 02/25/2033		257	244
2.929% due 03/25/2035		170	160
2.961% due 10/25/2036 ^		1,769	1,483
2.971% due 01/25/2034		22	22
3.090% due 03/25/2035		792	791
3.160% due 01/25/2035		7	7
Bear Stearns ALT-A Trust
2.623% due 04/25/2035		10,422	10,013
2.746% due 09/25/2034		903	881
2.792% due 09/25/2035		3,671	3,070
3.006% due 05/25/2035		1,289	1,242
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		1,240	1,266
Bear Stearns Structured Products, Inc. Trust
2.775% due 01/26/2036		7,723	5,954
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.713% due 01/25/2035		1,186	1,062
Citigroup Commercial Mortgage Trust
5.737% due 06/14/2050		173	175
6.137% due 12/10/2049		7,172	7,508
Citigroup Mortgage Loan Trust, Inc.
0.606% due 10/25/2046		94	94
2.430% due 09/25/2035		68	68
2.885% due 03/25/2034		1,190	1,175
2.902% due 03/25/2036 ^		10,450	9,832
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		128,500	131,559
Claris Finance SRL
0.909% due 12/28/2061	EUR	1,515	1,735
Commercial Mortgage Trust
1.906% due 01/10/2046		$300	301
Countrywide Alternative Loan Trust
0.613% due 05/25/2047		6,501	5,133
0.713% due 02/25/2037		8,177	6,321
0.833% due 06/25/2036 ^		864	548
Countrywide Home Loan Mortgage Pass-Through Trust
0.723% due 04/25/2035		2,113	1,834
2.602% due 02/20/2036 ^		13,689	12,050
5.000% due 08/25/2019		226	230

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Commercial Mortgage Trust
0.686% due 02/27/2036		$8,229	$7,864
5.297% due 12/15/2039		39,056	39,678
5.383% due 02/15/2040		3,449	3,498
5.448% due 01/15/2049		122	122
6.067% due 02/15/2041		10,263	10,712
6.143% due 06/15/2038		4,905	4,900
Credit Suisse First Boston Mortgage Securities Corp.
1.055% due 03/25/2032		670	619
2.728% due 10/25/2033		137	134
2.792% due 04/25/2034		7,565	7,503
4.902% due 06/25/2032		52	51
Credit Suisse Mortgage Capital Certificates
2.731% due 02/26/2036		3,544	3,410
2.937% due 09/26/2047		4,990	4,955
3.066% due 08/28/2036		2,452	2,401
3.408% due 05/26/2036		2,044	2,061
5.342% due 12/15/2043		300	304
5.467% due 09/16/2039		95	95
5.695% due 09/15/2040		633	647
DLJ Acceptance Trust
11.000% due 08/01/2019		10	11
EMF-NL BV
0.858% due 07/17/2041	EUR	7,300	7,134
EMF-NL Prime BV
0.708% due 04/17/2041		3,000	2,244
Eurosail PLC
0.751% due 12/10/2044	GBP	824	1,142
0.751% due 03/13/2045		2,025	2,750
1.291% due 09/13/2045		8,735	11,903
1.541% due 06/13/2045		8,000	10,801
Extended Stay America Trust
2.958% due 12/05/2031		$3,600	3,612
First Horizon Alternative Mortgage Securities Trust
2.428% due 09/25/2034		390	379
2.478% due 09/25/2035 ^		1,022	885
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		2,720	2,809
First Horizon Mortgage Pass-Through Trust
2.738% due 02/25/2035		365	363
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		69,503	71,214
5.543% due 12/10/2049		300	304
General Motors Acceptance Corp.
7.430% due 12/01/2021		10	9
Great Hall Mortgages PLC
0.380% due 03/18/2039	EUR	1,507	1,615
0.769% due 06/18/2039		$14,773	13,459
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		6,233	6,362
5.892% due 07/10/2038		1,189	1,190
GS Mortgage Securities Corp.
2.312% due 11/10/2045 (a)		14,208	1,311

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		$26,000	$26,914
GS Mortgage Securities Trust
4.473% due 03/10/2044		27	27
5.794% due 08/10/2045		88	91
GSR Mortgage Loan Trust
2.804% due 09/25/2035		200	199
2.838% due 09/25/2035		1,447	1,453
2.914% due 09/25/2035		22,842	23,379
2.970% due 07/25/2035		1,559	1,442
6.000% due 03/25/2032		64	66
HarborView Mortgage Loan Trust
2.711% due 07/19/2035		5,491	4,800
Hercules Eclipse PLC
0.829% due 10/25/2018	GBP	10,972	15,542
IndyMac Mortgage Loan Trust
0.643% due 05/25/2046		$2,962	2,370
Infinity Classico
0.011% due 02/15/2024	EUR	5,701	6,379
JPMorgan Chase Commercial Mortgage Securities Trust
1.840% due 05/15/2045 (a)		$42,016	2,956
3.341% due 07/15/2046		40	40
5.257% due 05/15/2047		34,285	34,637
5.397% due 05/15/2045		5,505	5,520
5.420% due 01/15/2049		7,736	7,897
5.743% due 06/15/2049		18,945	19,389
5.794% due 02/12/2051		7,953	8,265
5.814% due 06/12/2043		617	617
JPMorgan Commercial Mortgage-Backed Securities Trust
5.635% due 03/18/2051		46,502	47,055
JPMorgan Mortgage Trust
2.725% due 07/25/2035		483	482
2.757% due 08/25/2035 ^		7,642	7,256
2.759% due 04/25/2037 ^		930	715
LB Commercial Mortgage Trust
5.852% due 07/15/2044		874	906
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		15,867	15,986
5.424% due 02/15/2040		8,459	8,608
5.430% due 02/15/2040		4,624	4,722
5.866% due 09/15/2045		5,184	5,454
Leek Finance PLC
0.883% due 09/21/2038		5,346	5,655
MASTR Adjustable Rate Mortgages Trust
2.812% due 11/21/2034		366	372
MASTR Alternative Loan Trust
4.500% due 11/25/2018		781	778
MASTR Asset Securitization Trust
5.500% due 09/25/2033		1,732	1,733
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035		642	601

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Trust
5.837% due 06/12/2050		$514	$519
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		9,400	9,595
Morgan Stanley Capital Trust
5.439% due 02/12/2044		22	22
Morgan Stanley Mortgage Loan Trust
0.693% due 04/25/2035		10,158	9,417
0.703% due 11/25/2035		981	975
0.753% due 01/25/2035		1,243	1,151
2.579% due 08/25/2034		830	784
5.500% due 11/25/2035		3,786	3,824
Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045		166	170
5.794% due 08/15/2045		9,394	9,610
MortgageIT Trust
1.073% due 02/25/2035		1,407	1,342
Newgate Funding PLC
0.375% due 12/15/2050	EUR	2,174	2,286
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.713% due 12/25/2035		$8,056	7,015
Opteum Mortgage Acceptance Corp. Trust
0.843% due 11/25/2035		24,570	23,858
Prime Mortgage Trust
0.833% due 02/25/2019		2	2
0.833% due 02/25/2034		1,000	943
Resecuritization Mortgage Trust
0.683% due 04/26/2021		16	15
Residential Funding Mortgage Securities, Inc. Trust
5.250% due 01/25/2036 ^		140	126
Royal Bank of Scotland Capital Funding Trust
5.331% due 02/16/2044		5,000	5,108
5.695% due 09/16/2040		63	64
Structured Adjustable Rate Mortgage Loan Trust
2.795% due 02/25/2034		95	94
Structured Asset Mortgage Investments Trust
0.563% due 03/25/2037		156	117
0.713% due 02/25/2036 ^		3,490	2,678
1.092% due 09/19/2032		1,874	1,822
8.914% due 06/25/2029		139	143
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.374% due 01/25/2032		58	56
2.473% due 06/25/2033		182	177
2.569% due 02/25/2034		146	141
5.250% due 09/25/2034		1,571	1,578
Suntrust Adjustable Rate Mortgage Loan Trust
2.832% due 01/25/2037 ^		3,540	3,274
Thornburg Mortgage Securities Trust
2.478% due 10/25/2045		14,301	12,962
2.561% due 12/25/2045 ^		8,762	8,405

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vulcan European Loan Conduit Ltd.
0.101% due 05/15/2017	EUR	2,479	$2,786
Wachovia Bank Commercial Mortgage Trust
0.591% due 10/15/2048		$2,937	2,915
0.616% due 06/15/2049		1,300	1,275
5.509% due 04/15/2047		6,200	6,294
5.572% due 10/15/2048		13,844	13,961
5.698% due 06/15/2049		222	224
5.749% due 07/15/2045		15,657	15,712
WaMu Commercial Mortgage Securities Trust
5.462% due 03/23/2045		8,478	8,568
WaMu Mortgage Pass-Through Certificates Trust
0.693% due 11/25/2045		1,853	1,701
0.703% due 12/25/2045		5,614	5,259
0.723% due 10/25/2045		137	127
1.081% due 01/25/2047		4,751	4,266
1.173% due 11/25/2034		6,086	5,438
1.351% due 08/25/2046		115	95
1.551% due 11/25/2042		786	728
1.717% due 08/25/2042		1,016	966
1.751% due 06/25/2042		1,247	1,195
1.905% due 01/25/2047		3,217	2,761
2.505% due 01/25/2036		423	403
6.000% due 06/25/2034		1,673	1,827
Washington Mutual Mortgage Pass-Through Certificates Trust
2.273% due 02/25/2033		106	103
2.399% due 02/25/2033		76	76
Wells Fargo Commercial Mortgage Trust
2.051% due 10/15/2045 (a)		111,468	9,395
Wells Fargo Mortgage-Backed Securities Trust
2.742% due 06/25/2034		13,239	13,232
2.765% due 02/25/2035		577	573
2.765% due 04/25/2036 ^		1,455	1,417
2.787% due 12/25/2033		566	569
2.807% due 07/25/2036 ^		8,114	7,812
2.814% due 03/25/2035		375	376
2.833% due 01/25/2035		2,099	2,077
2.837% due 03/25/2036 ^		1,229	1,147
2.837% due 03/25/2036		8,675	8,576
2.841% due 06/25/2035		32,113	32,685
2.851% due 12/25/2034		19,903	19,790
2.853% due 04/25/2036		254	245
Wells Fargo-RBS Commercial Mortgage Trust
1.441% due 03/15/2044 (a)		146,983	7,252

Total Non-Agency Mortgage-Backed Securities (Cost $1,210,720)			1,187,263

ASSET-BACKED SECURITIES 11.1%
Academic Loan Funding Trust
1.233% due 12/27/2022		829	824

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Accredited Mortgage Loan Trust
0.563% due 02/25/2037		$4,315	$4,125
1.136% due 04/25/2035		4,474	4,429
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.883% due 10/25/2035		6,600	6,005
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.893% due 07/25/2035		6,900	6,652
0.936% due 09/25/2035		7,300	6,534
1.786% due 02/25/2033		1,889	1,778
Amortizing Residential Collateral Trust
1.013% due 07/25/2032		744	690
Ares European CLO BV
0.098% due 08/15/2024	EUR	1,016	1,152
Asset-Backed Funding Certificates Trust
0.653% due 05/25/2037		$1,411	1,363
Asset-Backed Securities Corp. Home Equity Loan Trust
0.663% due 05/25/2037		23,503	15,894
0.956% due 06/15/2031		4	4
Atrium CDO Corp.
1.421% due 11/16/2022		3,198	3,185
Atrium Corp.
0.868% due 07/20/2020		3,884	3,850
Bear Stearns Asset-Backed Securities Trust
0.933% due 06/25/2035		2,480	2,468
1.433% due 10/25/2037		14,071	12,963
1.433% due 11/25/2042		494	453
2.233% due 03/25/2043		3,643	3,434
Cadogan Square CLO BV
0.119% due 08/12/2022	EUR	563	640
0.177% due 01/17/2023		10,528	11,859
Capital Auto Receivables Asset Trust
1.138% due 11/20/2018		$29,000	29,020
Carlyle Global Market Strategies CLO Ltd.
1.854% due 04/20/2022		33,100	32,965
Carlyle High Yield Partners Ltd.
0.845% due 04/19/2022		7,814	7,585
Cavalry CLO Ltd.
1.990% due 01/16/2024		79,500	79,265
Centex Home Equity Loan Trust
1.053% due 09/25/2034		2,802	2,523
CIFC Funding Ltd.
1.587% due 01/19/2023		27,977	27,986
1.986% due 12/05/2024		19,000	18,873
Cornerstone CLO Ltd.
0.842% due 07/15/2021		9,159	9,091
Countrywide Asset-Backed Certificates
0.613% due 09/25/2036		133	131
0.776% due 04/25/2036		7,900	7,490
1.183% due 03/25/2034		1,787	1,713

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates Trust
0.916% due 10/25/2035	$2,409	$2,408
1.056% due 08/25/2035	3,700	3,546
1.153% due 07/25/2034	4,354	4,025
Credit Suisse First Boston Mortgage Securities Corp.
1.133% due 07/25/2032	12	10
Doral CLO Ltd.
1.885% due 05/26/2023	39,945	39,931
Drug Royalty LP
3.139% due 07/15/2023	223	226
Duane Street CLO Ltd.
0.848% due 11/14/2021	3,170	3,124
Eagle Ltd.
2.570% due 12/15/2039	10,313	10,135
Educational Services of America, Inc.
1.583% due 09/25/2040	20,508	20,445
EFS Volunteer LLC
1.469% due 10/26/2026	128	128
Elm CLO Ltd.
2.020% due 01/17/2023	56,708	57,123
EquiFirst Mortgage Loan Trust
0.913% due 01/25/2034	467	426
First Franklin Mortgage Loan Asset-Backed Certificates
1.258% due 05/25/2034	3,353	3,071
First Franklin Mortgage Loan Trust
1.108% due 06/25/2036	2,296	2,210
1.153% due 05/25/2035	2,800	2,738
First NLC Trust
1.138% due 12/25/2035	5,015	4,709
Flagship CLO
0.853% due 09/20/2019	765	761
Ford Credit Auto Lease Trust
1.040% due 05/15/2018	1,000	999
Four Corners CLO Ltd.
0.889% due 01/26/2020	10,571	10,436
Fremont Home Loan Trust
0.493% due 01/25/2037	265	127
0.913% due 07/25/2035	2,034	2,001
Galaxy CLO Ltd.
1.908% due 08/20/2022	8,604	8,613
GoldenTree Loan Opportunities Ltd.
1.315% due 10/18/2021	7,042	7,011
GSAMP Trust
0.503% due 12/25/2036	2,151	1,091
1.116% due 11/25/2034	282	271
1.306% due 11/25/2034	3,718	3,383
Gulf Stream Sextant CLO Ltd.
0.864% due 06/17/2021	476	475
Highbridge Loan Management Ltd.
1.436% due 09/20/2022	48,507	48,535

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Asset Trust
0.713% due 08/25/2036		$21,100	$17,853
HSBC Home Equity Loan Trust USA
0.912% due 03/20/2036		11,000	10,394
HSI Asset Securitization Corp. Trust
0.483% due 10/25/2036		52	26
Inwood Park CDO Ltd.
0.849% due 01/20/2021		15,930	15,922
JPMorgan Mortgage Acquisition Corp.
0.613% due 02/25/2036		6,168	5,926
Jubilee CDO BV
0.116% due 08/21/2021	EUR	1,792	2,026
LCM LP
1.881% due 10/19/2022		$34,400	33,880
Limerock CLO
0.829% due 04/24/2023		1,133	1,122
Lockwood Grove CLO Ltd.
1.989% due 01/25/2024		43,500	43,242
Long Beach Mortgage Loan Trust
1.258% due 06/25/2035		1,402	1,395
Madison Park Funding Ltd.
1.884% due 06/15/2022		6,319	6,323
Malin CLO BV
0.029% due 05/07/2023	EUR	11,312	12,750
0.104% due 05/07/2023		11,000	12,140
Massachusetts Educational Financing Authority
1.569% due 04/25/2038		$6,244	6,151
Mercator CLO PLC
0.048% due 02/18/2024	EUR	1,856	2,094
Merrill Lynch Mortgage Investors Trust
0.633% due 08/25/2036		$259	259
0.743% due 08/25/2036		5,000	4,685
0.743% due 12/25/2036		2,000	1,876
Mid-State Trust
4.864% due 07/15/2038		304	325
Morgan Stanley ABS Capital, Inc. Trust
1.138% due 12/25/2034		1,190	1,044
Morgan Stanley IXIS Real Estate Capital Trust
0.483% due 11/25/2036		20	8
Motor PLC
1.033% due 06/25/2022		10,500	10,486
MT Wilson CLO Ltd.
0.847% due 07/11/2020		1,292	1,290
Nautique Funding Ltd.
0.872% due 04/15/2020		3,313	3,283
Navient Private Education Loan Trust
1.636% due 12/15/2028		14,900	14,513
New Century Home Equity Loan Trust
0.763% due 02/25/2036		16,000	14,936
1.153% due 03/25/2035		4,895	4,161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.923% due 05/25/2035		$4,665	$4,406
NovaStar Mortgage Funding Trust
0.803% due 01/25/2036		1,557	1,545
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	988
Option One Mortgage Loan Trust
0.923% due 08/25/2035		2,800	2,328
Panhandle-Plains Higher Education Authority, Inc.
1.755% due 10/01/2035		127	127
Panther CDO BV
0.137% due 03/20/2084	EUR	4,270	4,709
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.733% due 08/25/2035		$4,058	4,055
1.273% due 01/25/2036		2,100	2,010
RAAC Trust
0.913% due 03/25/2037		7,142	6,899
1.133% due 03/25/2034		625	594
Renaissance Home Equity Loan Trust
1.053% due 03/25/2034		2,255	2,189
1.133% due 08/25/2032		40	36
Residential Asset Securities Corp. Trust
0.883% due 09/25/2035		6,933	6,753
0.893% due 06/25/2031		45	41
1.228% due 01/25/2035		1,110	1,042
1.261% due 07/25/2034		2,549	2,253
4.470% due 03/25/2032		37	37
Saxon Asset Securities Trust
0.753% due 09/25/2047		7,400	6,714
1.231% due 03/25/2035 ^		4,167	3,754
Securitized Asset-Backed Receivables LLC Trust
0.493% due 12/25/2036 ^		3,724	1,155
0.563% due 05/25/2037 ^		801	519
SLC Private Student Loan Trust
0.792% due 07/15/2036		359	355
SLC Student Loan Trust
0.734% due 09/15/2026		33,000	31,868
SLM Private Credit Student Loan Trust
0.814% due 03/15/2024		7,872	7,781
0.824% due 12/15/2023		5,179	5,109
SLM Private Education Loan Trust
1.036% due 08/15/2022		1,312	1,308
1.186% due 10/16/2023		7,259	7,245
1.486% due 06/15/2023		4,035	4,033
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	945	1,025
0.045% due 06/17/2024		578	623
0.709% due 10/25/2024		$27,480	26,914
0.749% due 01/25/2019		2,602	2,565
1.834% due 12/15/2033		549	521
2.119% due 04/25/2023		5,610	5,551

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.493% due 11/25/2036		$1,569	$511
South Carolina Student Loan Corp.
1.386% due 03/02/2020		553	549
1.635% due 09/03/2024		3,500	3,460
Stone Tower CLO Ltd.
0.850% due 04/17/2021		6,137	6,075
Structured Asset Investment Loan Trust
1.123% due 06/25/2035		3,081	3,021
1.138% due 03/25/2034		7,029	6,385
1.153% due 02/25/2035		6,500	6,132
1.333% due 09/25/2034		1,242	1,186
1.408% due 10/25/2033		9,585	9,265
Structured Asset Securities Corp.
1.093% due 02/25/2035		982	835
Structured Asset Securities Corp. Mortgage Loan Trust
0.883% due 11/25/2035		5,000	4,493
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.930% due 01/25/2035		21	21
Symphony CLO LP
1.920% due 04/16/2022		7,981	7,947
Symphony CLO Ltd.
1.586% due 07/23/2023		66,100	66,102
Venture CDO Ltd.
0.841% due 07/22/2021		1,992	1,948
0.854% due 01/20/2022		20,112	19,721
Voya CLO Ltd.
0.870% due 12/13/2020		2,852	2,840
1.922% due 10/15/2022		31,100	31,032
1.942% due 10/15/2022		34,800	34,770
Wells Fargo Home Equity Asset-Backed Securities Trust
0.973% due 04/25/2035		2,900	2,757
Wood Street CLO BV
0.231% due 11/22/2021	EUR	2,567	2,903

Total Asset-Backed Securities (Cost $1,120,054)			1,130,017

SOVEREIGN ISSUES 6.7%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		15,060	16,145
Autonomous Community of Catalonia
4.750% due 06/04/2018		3,100	3,538
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (d)	BRL	592,900	159,533
0.000% due 10/01/2016 (d)		128,600	33,468
Export-Import Bank of Korea
1.335% due 11/26/2016		$2,000	2,003
1.374% due 01/14/2017 (i)		42,000	42,073
5.375% due 10/04/2016		2,000	2,044

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Development Bank
1.246% due 01/22/2017 (i)		$10,768	$10,770
3.250% due 09/20/2016 (i)		12,400	12,529
4.000% due 09/09/2016 (i)		10,000	10,139
Korea Housing Finance Corp.
1.625% due 09/15/2018		1,200	1,193
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,000	1,004
Mexico Government International Bond
4.000% due 11/15/2040 (f)	MXN	48,455	2,973
4.500% due 11/22/2035 (f)		153,531	10,106
5.000% due 06/16/2016 (f)		47,366	2,750
8.500% due 12/13/2018		5,935,800	375,977

Total Sovereign Issues (Cost $698,961)			686,245

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		428,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup Capital
6.988% due 10/30/2040		350,000	9,202
Navient Corp. CPI Linked Security
2.730% due 03/15/2017		4,100	100

Total Preferred Securities (Cost $9,893)			9,302

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.3%

CERTIFICATES OF DEPOSIT 2.1%
Intesa Sanpaolo SpA
1.997% due 04/11/2016		$157,200	157,210
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		51,500	51,510

			208,720

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.6%
AutoNation, Inc.
1.300% due 04/22/2016		$40,000	$39,983
Entergy Corp.
1.130% due 04/05/2016		10,000	9,999
HP, Inc.
0.980% due 04/04/2016		12,000	12,000

			61,982

SHORT-TERM NOTES 0.0%
Kansas City Southern Co.
1.321% due 10/28/2016		2,000	1,984

CZECH REPUBLIC TREASURY BILLS 0.3%
(0.355)% due 09/02/2016 (d)(e)	CZK	730,000	30,724

MEXICO TREASURY BILLS 0.3%
3.620% due 05/26/2016 (d)(e)	MXN	516,000	29,693

U.S. TREASURY BILLS 0.0%
0.259% due 04/07/2016 (d)(e)(m)		$124	124

Total Short-Term Instruments (Cost $334,605)			333,227

Total Investments in Securities (Cost $13,308,013)			13,277,288

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%
PIMCO Short-Term Floating NAV Portfolio III	10,796,856	$106,684

Total Short-Term Instruments (Cost $106,666)		106,684

Total Investments in Affiliates (Cost $106,666)		106,684

Total Investments 131.2% (Cost $13,414,679)		$13,383,972

Financial Derivative Instruments (j)(l) 1.6% (Cost or Premiums, net $5,020)		163,017

Other Assets and Liabilities, net (32.8%)		(3,348,029)

Net Assets 100.0%		$10,198,960

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon bond.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$30,000	$29,564	0.29%

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOS	0.450%	10/07/2015	04/07/2016	$	(180,000)	$(180,398)
	0.740	03/31/2016	04/04/2016		(15,797)	(15,798)
BSN	0.550	03/07/2016	04/15/2016		(7,236)	(7,239)
	0.590	03/01/2016	04/21/2016		(10,200)	(10,205)
	0.600	03/01/2016	04/04/2016		(2,040)	(2,041)
GRE	0.660	03/07/2016	04/18/2016		(620)	(620)
	0.670	03/31/2016	04/05/2016		(930)	(930)
	0.680	03/01/2016	04/01/2016		(148,442)	(148,529)
	0.700	03/07/2016	04/07/2016		(70,502)	(70,536)
	0.710	03/31/2016	04/11/2016		(3,928)	(3,928)
IND	0.550	03/03/2016	04/20/2016		(76,913)	(76,947)
	0.550	03/14/2016	04/20/2016		(24,500)	(24,507)
	0.550	03/16/2016	04/11/2016		(1,137)	(1,138)
	0.550	03/16/2016	04/20/2016		(50,050)	(50,062)
	0.580	03/16/2016	04/08/2016		(11,375)	(11,378)
	0.640	03/07/2016	07/06/2016		(1,240)	(1,241)
RDR	0.430	03/03/2016	04/07/2016		(51,000)	(51,018)
	0.450	10/14/2015	04/14/2016		(207,000)	(207,440)
	0.460	10/19/2015	04/19/2016		(112,572)	(112,809)
	0.480	03/01/2016	04/21/2016		(25,500)	(25,510)
	0.530	11/10/2015	04/11/2016		(51,438)	(51,546)
	0.620	03/01/2016	04/19/2016		(8,160)	(8,164)
	0.620	03/07/2016	04/19/2016		(7,443)	(7,446)
SCX	0.770	02/02/2016	04/04/2016		(61,791)	(61,869)
	0.780	01/22/2016	04/22/2016		(169,159)	(169,416)
	0.780	04/04/2016	07/06/2016		(62,936)	(62,936)
	0.790	01/15/2016	04/12/2016		(101,808)	(101,980)
	0.790	02/09/2016	04/12/2016		(120,411)	(120,548)
	0.790	03/31/2016	04/20/2016		(34,312)	(34,313)

Total Reverse Repurchase Agreements						$(1,620,492)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(1,087,225) at a weighted average interest rate of 0.429%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	5.500%	04/13/2046	$21,600	$(24,202)	$(24,231)
Freddie Mac, TBA	5.000	04/13/2046	1,000	(1,098)	(1,099)

Total Short Sales				$(25,300)	$(25,330)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(i)	Securities with an aggregate market value of $1,579,657 and cash of $300 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$0	$(196,196)	$0	$(196,196)	$196,190	$(6)
BSN	0	(19,485)	0	(19,485)	19,704	219
GRE	0	(224,543)	0	(224,543)	224,537	(6)
IND	0	(165,273)	0	(165,273)	165,268	(5)
RDR	0	(463,933)	0	(463,933)	464,003	70
SCX	0	(551,062)	0	(551,062)	500,791	(50,271)
SGY	0	0	0	0	(324)	(324)

Total Borrowings and Other Financing Transactions	$0	$(1,620,492)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(414,446)	$0	$0	$(414,446)
Sovereign Issues	0	(73,679)	0	0	(73,679)
U.S. Treasury Obligations	(148,529)	(919,661)	0	(1,241)	(1,069,431)

Total Borrowings	$(148,529)	$(1,407,786)	$0	$(1,241)	$(1,557,556)

Gross amount of recognized liabilities for reverse repurchase agreements (3)					$(1,557,556)

(3)	Unsettled reverse repurchase agreements liability of $(62,936) is outstanding at period end.

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Canada Bankers Acceptance June Futures	Long	06/2016	3,699	$(848)	$0	$(214)
3-Month Canada Bankers Acceptance September Futures	Long	09/2016	2,532	(73)	0	(219)
90-Day Eurodollar December Futures	Short	12/2017	2,200	(44)	0	(220)
90-Day Eurodollar December Futures	Short	12/2018	4,186	(5,238)	0	(576)
90-Day Eurodollar June Futures	Short	06/2018	2,921	(964)	0	(365)
90-Day Eurodollar March Futures	Short	03/2018	5,408	(1,235)	0	(676)
90-Day Eurodollar September Futures	Short	09/2018	2,786	(1,152)	0	(383)
U.S. Treasury 2-Year Note June Futures	Long	06/2016	6,988	201	546	0
U.S. Treasury 5-Year Note June Futures	Long	06/2016	13,254	1,072	2,899	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	11,588	2,045	416	(1,248)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	1,775	64	64	(191)

Total Futures Contracts				$(6,172)	$3,925	$(4,092)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-21 3-Year Index	1.000%	12/20/2016	$160,300	$926	$(441)	$0	$(6)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$	531,600	$(21,586)	$(7,069)	$0	$(642)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		2,220,300	(99,502)	(107,132)	0	(3,867)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		762,500	33,880	36,526	1,279	0
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		178,300	(9,440)	(9,032)	0	(655)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		34,975	(5,062)	(3,664)	0	(247)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		20,400	(1,645)	(279)	0	(141)
Receive	6-Month GBP-LIBOR *	1.250%	09/21/2018	GBP	55,600	(653)	167	0	(51)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018		268,100	(1,237)	(494)	0	(245)
Receive	28-Day MXN-TIIE	4.140	06/22/2016	MXN	34,561,000	(79)	(79)	8	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	4.380	12/21/2017	MXN	8,448,600	$(1,505)	$(4,378)	$7	$0
Pay	28-Day MXN-TIIE	4.090	01/31/2018		7,500,000	(3,904)	(3,904)	7	0
Pay	28-Day MXN-TIIE	5.250	06/11/2018		109,500	81	(59)	1	0
Pay	28-Day MXN-TIIE	5.500	06/11/2018		123,800	131	(20)	1	0
Pay	28-Day MXN-TIIE	4.945	06/24/2019		700,000	83	240	18	0
Pay	28-Day MXN-TIIE	4.955	06/24/2019		2,890,000	397	985	74	0
Pay	28-Day MXN-TIIE	4.960	06/24/2019		1,400,000	205	475	36	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		2,235,000	272	1,008	71	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		4,393,500	5,022	2,930	177	0
Pay	28-Day MXN-TIIE	5.575	03/16/2022		1,493,700	267	1,668	116	0
Pay	28-Day MXN-TIIE	5.980	08/26/2024		71,300	24	118	4	0
Pay	28-Day MXN-TIIE	6.410	11/07/2029		357,500	15	852	10	0

						$(104,236)	$(91,141)	$1,809	$(5,848)

Total Swap Agreements						$(103,310)	$(91,582)	$1,809	$(5,854)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(k)	Securities with an aggregate market value of $109,065 and cash of $16,965 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4,094	$1,809	$5,903	$0	$(4,586)	$(5,854)	$(10,440)

(4)	Unsettled variation margin asset of $169 and liability of $(494) for closed futures is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2016	$	167,565	GBP	116,300	$0	$(529)
	05/2016	GBP	116,300	$	167,577	527	0
	05/2016	$	10,346	MYR	44,910	1,236	0
BOA	05/2016	EUR	54,816	$	60,854	0	(1,594)
	05/2016	MXN	417,502		23,726	0	(339)
	05/2016	MYR	18,891		4,247	0	(625)
	05/2016	$	32,895	EUR	29,300	484	0
	05/2016		979	INR	66,682	20	0

40	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2016	$	4,705	THB	171,544	$165	$0
	05/2016		10,144	TWD	340,433	447	0
	06/2016	EUR	352,177	$	481,970	80,349	0
	06/2016	$	19,345	EUR	14,324	0	(3,011)
BPS	04/2016	BRL	237,000	$	57,941	0	(7,972)
	04/2016	$	66,594	BRL	237,000	0	(681)
	05/2016	MXN	5,496,652	$	307,841	0	(8,983)
	09/2016	CNH	77,433		11,425	0	(462)
	10/2016	BRL	375,000		89,188	0	(9,804)
	10/2016	CNH	353,179		51,979	0	(2,170)
	10/2016	$	11,396	CNH	77,433	476	0
	12/2016		51,701		353,179	2,249	0
BRC	05/2016		8,383	MXN	145,328	12	(18)
	05/2016		12,851	MYR	55,089	1,356	0
	06/2016	EUR	53,842	$	74,035	12,609	0
CBK	05/2016	AUD	5,419		3,803	0	(343)
	05/2016	CAD	119,780		87,927	0	(4,304)
	05/2016	EUR	118,353		130,554	0	(4,277)
	05/2016	JPY	7,038,500		62,144	0	(464)
	05/2016	MXN	273,918		15,643	0	(146)
	05/2016	SGD	529		378	0	(14)
	05/2016	$	33,842	CAD	45,737	1,376	0
	05/2016		2,468	EUR	2,212	52	0
	05/2016		5,987	MYR	24,903	435	0
	05/2016		3,631	RUB	261,133	210	0
DUB	04/2016	BRL	73,000	$	21,909	1,606	0
	04/2016	$	20,512	BRL	73,000	0	(210)
	05/2016	MYR	309,080	$	71,586	0	(8,122)
	05/2016	THB	741,129		20,807	0	(236)
	05/2016	$	12,427	MYR	52,335	1,070	0
	06/2016	EUR	29,744	$	40,725	6,808	0
	06/2016	$	30,135	EUR	22,296	0	(4,711)
	07/2016	BRL	123,900	$	35,440	1,842	0
	09/2016	$	13,100	CNH	89,106	572	0
	10/2016	BRL	194,731	$	51,113	0	(292)
	12/2016	$	29,502	CNH	200,890	1,187	0
FBF	05/2016		4,446	TWD	147,385	139	0
GLM	04/2016	BRL	161,191	$	45,292	463	0
	04/2016	$	40,291	BRL	161,191	4,538	0
	05/2016	AUD	1,208	$	926	2	0
	05/2016	CAD	27,678		20,020	0	(1,292)
	05/2016	EUR	48,603		54,271	0	(1,099)
	05/2016	JPY	7,870,700		70,584	573	0
	05/2016	MXN	580,134		35,143	1,755	(35)
	05/2016	$	52,047	CAD	70,611	2,324	0
	05/2016		34,129	MXN	609,096	979	0
	05/2016		5,671	THB	207,048	208	0
	09/2016	CNH	183,108	$	26,995	0	(1,099)
	10/2016	$	43,008	CNH	292,873	1,896	0
HUS	04/2016	GBP	132,028	$	184,599	0	(5,026)
	05/2016	MXN	418,428		23,801	0	(317)
	05/2016	MYR	251,097		58,404	0	(6,351)
	05/2016	$	14,013	MYR	59,325	1,286	0
	12/2016	CNH	186,890	$	28,127	0	(420)
JPM	04/2016	BRL	307,031		87,511	2,823	(702)
	04/2016	$	84,717	BRL	307,031	904	(232)
	04/2016		22,556	GBP	15,728	33	0
	05/2016	CAD	9,007	$	6,793	0	(142)
	05/2016	EUR	25,688		28,194	0	(1,071)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2016	JPY	7,641,900	$	67,838	$82	$(218)
	05/2016	KRW	286,655		238	0	(12)
	05/2016	THB	687,370		19,222	0	(294)
	05/2016	TWD	155,148		4,623	0	(204)
	05/2016	$	44,079	BRL	162,117	650	0
	05/2016		7,998	CAD	10,765	291	0
	05/2016		9,729	CHF	9,453	119	0
	05/2016		1,427	EUR	1,263	12	0
	05/2016		122,697	JPY	13,882,827	791	0
	05/2016		16,023	MYR	66,928	1,237	0
	05/2016		40,382	THB	1,447,506	716	0
	05/2016		18,278	TWD	605,450	559	0
	07/2016	BRL	231,600	$	61,909	0	(895)
	09/2016	CZK	732,200		30,231	0	(709)
	10/2016	BRL	110,000		26,187	0	(2,850)
	10/2016	CNH	380,244		58,159	0	(140)
	10/2016	$	93,396	BRL	356,400	685	0
	10/2016		27,596	CNH	187,931	1,217	0
MSB	04/2016	BRL	229,600	$	64,512	659	(2)
	04/2016	$	60,247	BRL	229,600	3,608	0
	06/2016	EUR	75,687	$	104,096	17,789	0
	07/2016	BRL	237,400		60,736	0	(3,640)
	12/2016	CNH	367,179		55,190	0	(902)
NAB	06/2016	EUR	164,579		225,979	38,262	0
	07/2016		135,968		184,454	29,162	0
NGF	05/2016	$	44,526	MYR	190,824	4,685	0
	05/2016		3,981	THB	142,810	74	0
	05/2016		4,623	TWD	155,287	208	0
RYL	05/2016	MXN	79,957	$	4,559	0	(48)
SCX	05/2016	CHF	7,895		7,970	0	(255)
	05/2016	EUR	21,799		23,973	0	(861)
	05/2016	MYR	25,442		5,766	0	(795)
	05/2016	THB	749,878		20,514	0	(777)
	05/2016	TWD	1,139,849		34,107	0	(1,355)
	05/2016	$	862,459	EUR	774,943	20,377	0
	05/2016		9,149	MYR	39,085	930	0
	05/2016		4,254	THB	152,302	70	0
	09/2016		25,129	CNH	171,435	1,181	0
	10/2016		7,397		49,428	182	0
SOG	04/2016		30,423	RUB	2,379,595	4,883	0
	05/2016	MXN	18,672	$	1,043	0	(33)
	05/2016	RUB	2,653,562		36,945	0	(2,086)
UAG	05/2016	JPY	17,764,200		156,367	0	(1,646)
	05/2016	$	13,235	EUR	11,756	158	0
	05/2016		127,338	JPY	14,302,800	0	(114)
	05/2016		16,207	MYR	67,679	1,247	0
	05/2016		368	PHP	17,690	16	0

Total Forward Foreign Currency Contracts						$262,861	$(94,929)

42	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150%	07/05/2016	$	956,600	$311	$89
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/01/2016		1,109,500	372	42
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		3,005,900	1,112	121

								$1,795	$252

Total Purchased Options								$1,795	$252

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	40,300	$(2,291)	$(536)
BRC	Call - OTC AUD versus USD	$	0.745	04/21/2016	AUD	21,000	(103)	(487)
CBK	Call - OTC USD versus CAD	CAD	1.372	04/21/2016	$	39,700	(203)	(15)
	Put - OTC USD versus MXN	MXN	17.800	04/15/2016		22,800	(253)	(716)
FBF	Put - OTC EUR versus USD	$	1.100	05/03/2016	EUR	72,600	(368)	(116)
	Put - OTC USD versus MXN	MXN	18.200	04/14/2016	$	35,000	(325)	(1,850)
GLM	Call - OTC USD versus CAD	CAD	1.373	04/01/2016		19,900	(114)	0
	Put - OTC USD versus MXN	MXN	18.100	04/01/2016		29,600	(197)	(1,417)
	Call - OTC USD versus MXN		18.200	04/20/2016		32,400	(439)	(36)
	Call - OTC USD versus MXN		18.450	04/29/2016		32,800	(435)	(43)
HUS	Call - OTC AUD versus USD	$	0.743	04/04/2016	AUD	13,600	(56)	(320)
JPM	Call - OTC EUR versus USD		1.127	05/04/2016	EUR	66,500	(478)	(1,302)
UAG	Put - OTC EUR versus USD		1.104	04/21/2016		26,000	(108)	(20)
	Call - OTC EUR versus USD		1.137	04/28/2016		108,000	(768)	(1,317)
	Call - OTC EUR versus USD		1.125	04/29/2016		33,300	(235)	(649)

							$(6,373)	$ (8,824)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.450%	06/24/2016	$	345,400	$(622)	$(754)
	Put - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.050	06/24/2016		345,400	(432)	(224)

								$(1,054)	$(978)

Total Written Options								$(7,427)	$(9,802)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	2,849	$5,680,100	AUD	0	EUR	0	$(42,298)
Sales	954	4,622,900		197,500		1,685,300	(35,231)
Closing Buys	(2,849)	(5,684,100)		0		(312,400)	39,120
Expirations	(954)	(2,620,700)		(102,300)		(1,043,500)	25,450
Exercised	0	(1,054,900)		(60,600)		(23,000)	5,532

Balance at End of Period	0	$943,300	AUD	34,600	EUR	306,400	$(7,427)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
JPM	Olin Corp.	(1.000)%	06/20/2016	0.360%	$ 15,000	$(107)	$81	$0	$(26)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.726%	EUR	6,600	$131	$(52)	$79	$0
	China Government International Bond	1.000	06/20/2019	0.738	$	4,500	34	5	39	0
	Wendel S.A.	5.000	12/20/2019	1.219	EUR	8,600	2,136	(759)	1,377	0
BPS	BP Capital Markets America, Inc.	1.000	12/20/2019	0.726		44,500	985	(454)	531	0
	Continental AG	1.000	12/20/2020	0.546		14,600	41	321	362	0
BRC	Berkshire Hathaway, Inc.	1.000	03/20/2019	0.509	$	33,400	537	(45)	492	0
	Berkshire Hathaway, Inc.	1.000	12/20/2023	1.195		10,000	(291)	156	0	(135)
	Brazil Government International Bond	1.000	06/20/2016	0.596		63,900	(102)	179	77	0
	Brazil Government International Bond	1.000	09/20/2016	0.596		13,000	(122)	151	29	0
	MetLife, Inc.	1.000	03/20/2019	0.736		23,400	171	17	188	0
	Mexico Government International Bond	1.000	03/20/2018	0.690		15,000	(25)	121	96	0
CBK	BP Capital Markets America, Inc.	1.000	12/20/2019	0.726	EUR	23,000	487	(212)	275	0
	Brazil Government International Bond	1.000	06/20/2016	0.596	$	33,500	(57)	98	41	0
	Brazil Government International Bond	1.000	03/20/2017	0.778		16,500	(186)	227	41	0
	China Government International Bond	1.000	03/20/2019	0.700		2,700	14	10	24	0
	HSBC Bank PLC	1.000	03/20/2019	1.406	EUR	39,200	(391)	(129)	0	(520)
	Mexico Government International Bond	1.000	09/20/2016	0.289	$	12,500	65	(19)	46	0
	Mexico Government International Bond	1.000	12/20/2018	0.911		18,900	(18)	69	51	0

44	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.509%	$	19,100	$405	$(124)	$281	$0
	Brazil Government International Bond	1.000	06/20/2016	0.596		20,000	(48)	72	24	0
	Brazil Government International Bond	1.000	03/20/2017	0.778		20,600	(219)	270	51	0
	China Government International Bond	1.000	03/20/2019	0.700		29,000	14	250	264	0
	MetLife, Inc.	1.000	03/20/2019	0.736		34,100	503	(229)	274	0
	Mexico Government International Bond	1.000	09/20/2016	0.289		7,400	36	(9)	27	0
FBF	BP Capital Markets America, Inc.	1.000	12/20/2019	0.726	EUR	9,700	199	(83)	116	0
	MGM Resorts International	5.000	06/20/2019	1.425	$	10,000	1,185	(53)	1,132	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.813		31,600	637	(426)	211	0
	Wendel S.A.	5.000	12/20/2019	1.219	EUR	4,600	1,139	(402)	737	0
GST	BP Capital Markets America, Inc.	1.000	12/20/2019	0.726		10,000	211	(91)	120	0
	Mexico Government International Bond	1.000	09/20/2016	0.289	$	20,400	100	(24)	76	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.813		9,400	192	(129)	63	0
	Wendel S.A.	5.000	12/20/2019	1.219	EUR	8,000	2,004	(723)	1,281	0
HUS	Brazil Government International Bond	1.000	06/20/2016	0.596	$	65,100	(94)	173	79	0
	Mexico Government International Bond	1.000	09/20/2016	0.289		7,500	39	(11)	28	0
JPM	BP Capital Markets America, Inc.	1.000	12/20/2019	0.726	EUR	11,200	251	(117)	134	0
	China Government International Bond	1.000	06/20/2019	0.738	$	21,600	111	75	186	0
	Mexico Government International Bond	1.000	09/20/2016	0.289		8,600	48	(16)	32	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.813		38,000	776	(523)	253	0
	PSEG Power LLC	1.000	12/20/2018	0.557		24,200	134	163	297	0
	Volkswagen International Finance NV	1.000	12/20/2018	1.240	EUR	8,700	(532)	471	0	(61)
MYC	BP Capital Markets America, Inc.	1.000	12/20/2019	0.726		3,000	69	(33)	36	0
	BP Capital Markets America, Inc.	1.000	03/20/2020	0.770		11,000	186	(68)	118	0
	MetLife, Inc.	1.000	03/20/2019	0.736	$	25,000	420	(219)	201	0
	Mexico Government International Bond	1.000	12/20/2018	0.911		8,600	(16)	39	23	0
	Wendel S.A.	5.000	12/20/2019	1.219	EUR	100	25	(9)	16	0

							$11,184	$(2,092)	$9,808	$(716)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$ 4,437	$0	$39	$39	$0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	9,549	0	84	84	0
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049	52,859	(363)	165	0	(198)

					$ (363)	$288	$123	$(198)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	45

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	65,600	$(41)	$90	$49	$0
	Pay	28-Day MXN-TIIE	5.500	06/11/2018		92,300	(19)	118	99	0
HUS	Pay	28-Day MXN-TIIE	5.500	06/11/2018		30,800	(2)	35	33	0

							$(62)	$243	$181	$0

Total Swap Agreements							$10,652	$(1,480)	$10,112	$(940)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(m)	Securities with an aggregate market value of $48,270 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$1,763	$0	$0	$1,763	$(529)	$0	$0	$(529)	$1,234	$(1,140)	$94
BOA	81,465	0	1,495	82,960	(5,569)	(1,514)	0	(7,083)	75,877	(77,390)	(1,513)
BPS	2,725	0	893	3,618	(30,072)	0	0	(30,072)	(26,454)	26,186	(268)
BRC	13,977	0	882	14,859	(18)	(487)	(135)	(640)	14,219	(14,240)	(21)

46	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
CBK	$2,073	$0	$478	$2,551	$(9,548)	$(731)	$(520)	$(10,799)	$(8,248)	$8,646	$ 398
DUB	13,085	0	921	14,006	(13,571)	0	0	(13,571)	435	(7,070)	(6,635)
FBF	139	0	2,196	2,335	0	(1,966)	0	(1,966)	369	(40)	329
GLM	12,738	89	148	12,975	(3,525)	(1,496)	0	(5,021)	7,954	(7,390)	564
GST	0	0	1,579	1,579	0	0	0	0	1,579	(1,610)	(31)
HUS	1,286	0	140	1,426	(12,114)	(320)	0	(12,434)	(11,008)	11,115	107
JPM	10,119	0	986	11,105	(7,469)	(1,302)	(87)	(8,858)	2,247	(2,302)	(55)
MSB	22,056	0	0	22,056	(4,544)	0	0	(4,544)	17,512	(17,210)	302
MYC	0	42	394	436	0	0	(198)	(198)	238	(370)	(132)
NAB	67,424	0	0	67,424	0	0	0	0	67,424	(68,880)	(1,456)
NGF	4,967	121	0	5,088	0	0	0	0	5,088	(4,678)	410
RYL	0	0	0	0	(48)	0	0	(48)	(48)	(260)	(308)
SCX	22,740	0	0	22,740	(4,043)	0	0	(4,043)	18,697	(16,319)	2,378
SOG	4,883	0	0	4,883	(2,119)	0	0	(2,119)	2,764	(2,870)	(106)
UAG	1,421	0	0	1,421	(1,760)	(1,986)	0	(3,746)	(2,325)	2,324	(1)

Total Over the Counter	$262,861	$252	$10,112	$273,225	$(94,929)	$(9,802)	$(940)	$(105,671)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,094	$4,094
Swap Agreements	0	0	0	0	1,809	1,809

	$0	$0	$0	$0	$5,903	$5,903

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$262,861	$0	$262,861
Purchased Options	0	0	0	0	252	252
Swap Agreements	0	9,931	0	0	181	10,112

	$0	$9,931	$0	$262,861	$433	$273,225

	$0	$9,931	$0	$262,861	$6,336	$279,128

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	47

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,586	$4,586
Swap Agreements	0	6	0	0	5,848	5,854

	$0	$6	$0	$0	$10,434	$10,440

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94,929	$0	$94,929
Written Options	0	0	0	8,824	978	9,802
Swap Agreements	0	940	0	0	0	940

	$0	$940	$0	$103,753	$978	$105,671

	$0	$946	$0	$103,753	$11,412	$116,111

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,036	$1,036
Futures	0	0	0	0	(59,502)	(59,502)
Swap Agreements	0	(2,460)	0	0	(40,948)	(43,408)

	$0	$(2,460)	$0	$0	$(99,414)	$(101,874)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$430,223	$0	$430,223
Purchased Options	0	0	0	(134)	(4,303)	(4,437)
Written Options	0	0	0	24,234	15,952	40,186
Swap Agreements	0	(5,279)	0	0	2,915	(2,364)

	$0	$(5,279)	$0	$454,323	$14,564	$463,608

	$0	$(7,739)	$0	$454,323	$(84,850)	$361,734

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(225)	$(225)
Futures	0	0	0	0	8,469	8,469
Swap Agreements	0	300	0	0	(34,213)	(33,913)

	$0	$300	$0	$0	$(25,969)	$(25,669)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(456,153)	$0	$(456,153)
Purchased Options	0	0	0	113	7,501	7,614
Written Options	0	0	0	(9,649)	(13,052)	(22,701)
Swap Agreements	0	16,345	0	0	56	16,401

	$0	$16,345	$0	$(465,689)	$(5,495)	$(454,839)

	$0	$16,645	$0	$(465,689)	$(31,464)	$(480,508)

48	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$31,354	$0	$31,354
Corporate Bonds & Notes
Banking & Finance	0	3,042,682	29,564	3,072,246
Industrials	0	1,600,333	0	1,600,333
Utilities	0	652,278	0	652,278
Municipal Bonds & Notes
California	0	1,511	0	1,511
New Jersey	0	48,642	0	48,642
Texas	0	3,454	0	3,454
U.S. Government Agencies	0	2,190,677	39	2,190,716
U.S. Treasury Obligations	0	2,330,700	0	2,330,700
Non-Agency Mortgage-Backed Securities	0	1,187,254	9	1,187,263
Asset-Backed Securities	0	1,119,882	10,135	1,130,017
Sovereign Issues	0	686,245	0	686,245
Preferred Securities
Banking & Finance	9,302	0	0	9,302
Short-Term Instruments
Certificates of Deposit	0	208,720	0	208,720
Commercial Paper	0	61,982	0	61,982
Short-Term Notes	0	1,984	0	1,984
Czech Republic Treasury Bills	0	30,724	0	30,724
Mexico Treasury Bills	0	29,693	0	29,693
U.S. Treasury Bills	0	124	0	124
	$9,302	$13,228,239	$39,747	$13,277,288

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$106,684	$0	$0	$106,684

Total Investments	$115,986	$13,228,239	$39,747	$13,383,972

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(25,330)	$0	$(25,330)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,925	1,809	0	5,734
Over the counter	0	273,225	0	273,225
	$3,925	$275,034	$0	$278,959

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,092)	(5,854)	0	(9,946)
Over the counter	0	(105,671)	0	(105,671)
	$(4,092)	$(111,525)	$0	$(115,617)

Totals	$115,819	$13,366,418	$39,747	$13,521,984

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	49

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

50	PIMCO LOW DURATION FUND

March 31, 2016

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	MARCH 31, 2016	51

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Fund has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources

52	PIMCO LOW DURATION FUND

March 31, 2016

(together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

ANNUAL REPORT	MARCH 31, 2016	53

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and

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liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2016	55

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap

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agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Low Duration Fund	$54,750	$9,097,012	$(9,038,666)	$(6,430)	$18	$106,684	$8,112	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2016, the Fund had no unfunded loan commitments outstanding.

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Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ANNUAL REPORT	MARCH 31, 2016	59

Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2016 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position

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before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee

ANNUAL REPORT	MARCH 31, 2016	61

Notes to Financial Statements (Cont.)

for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange.

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Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Notes to Financial Statements (Cont.)

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap (see below), however, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the

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counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative

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Notes to Financial Statements (Cont.)

of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed

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a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face

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Notes to Financial Statements (Cont.)

increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange or clearinghouse itself. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The

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Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
0.21%	0.31%	0.21%	0.25%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.30%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

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Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$597,832	$955,210

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$22,996,223	$21,920,501	$2,912,398	$2,770,130

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Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,080,720	$10,720,215	1,226,103	$12,573,377
Class P	22,811	226,489	89,708	925,446
Administrative Class	5,722	56,761	8,294	85,260
Class D	16,696	165,477	18,244	187,545
Class A	21,534	213,757	34,109 ^	350,946 ^
Class B	0	0	16	174
Class C	7,155	70,923	6,910	71,044
Class R	3,961	39,267	4,626	47,634

Issued as reinvestment of distributions
Institutional Class	18,037	179,380	35,305	358,701
Class P	1,958	19,480	4,218	42,879
Administrative Class	499	4,964	1,079	10,951
Class D	2,168	21,565	4,332	43,935
Class A	2,466	24,536	5,648	57,349
Class B	0	0	3	27
Class C	898	8,931	1,733	17,539
Class R	191	1,897	389	3,936

Cost of shares redeemed
Institutional Class	(1,240,781)	(12,294,173)	(1,887,836)	(19,363,203)
Class P	(52,691)	(523,361)	(206,191)	(2,123,209)
Administrative Class	(18,037)	(179,314)	(29,948)	(307,598)
Class D	(42,846)	(425,138)	(79,288)	(813,935)
Class A	(63,325)	(629,439)	(184,602)	(1,898,468)
Class B	0	0	(363)^	(3,709)^
Class C	(19,128)	(190,088)	(32,037)	(329,136)
Class R	(5,337)	(52,939)	(7,684)	(78,549)
Net increase (decrease) resulting from Fund share transactions	(257,329)	$(2,540,810)	(987,232)	$(10,141,064)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	At the NYSE Close on March 25, 2015, 146 Class B shares in the amount of $1,472 converted into Class A shares of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

74	PIMCO LOW DURATION FUND

March 31, 2016

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Low Duration Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral-Capital (4)	Qualified Late-Year Loss Deferral-Ordinary (5)
$0	$0	$(138,162)	$(17,579)	$(239,579)	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

ANNUAL REPORT	MARCH 31, 2016	75

Notes to Financial Statements (Cont.)

March 31, 2016

(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Low Duration Fund

Short-Term	Long-Term
$110,871	$128,708
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Low Duration Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$13,433,889	$116,434	$(166,351)	$(49,917)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred securities for federal income tax purposes.

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

PIMCO Low Duration Fund

March 31, 2016			March 31, 2015
Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$247,030	$0	$44,693	$600,899	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

76	PIMCO LOW DURATION FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Low Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Low Duration Fund (one series of PIMCO Funds, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

ANNUAL REPORT	MARCH 31, 2016	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BCY	Barclays Capital, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JPMorgan Chase Bank N.A.
BOS	Banc of America Securities LLC	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RDR	RBC Capital Markets
FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC
FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
GRE	RBS Securities, Inc.	SGY	Societe Generale, New York
GSC	Goldman Sachs & Co.	SOG	Societe Generale
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	PHP	Philippine Peso
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
CZK	Czech Koruna	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CPI	Consumer Price Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	FDIC	Federal Deposit Insurance Corp.
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

78	PIMCO LOW DURATION FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only)  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Low Duration Fund	0.00%	0.23%	$212,871	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	MARCH 31, 2016	79

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

80	PIMCO LOW DURATION FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2016	81

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

82	PIMCO LOW DURATION FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2016	83

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3014AR_033116

PIMCO Funds

Annual Report

March 31, 2016

PIMCO Real Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2016, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

Global growth concerns due to uncertainty around Chinese economic growth, an overall decline in commodity prices and questions about the efficacy of central bank policies sparked a sell-off in most risk assets. In particular, the outlook for slower Chinese growth sent commodity prices and inflation expectations lower. The Chinese equity market began a strong decline in June 2015, which was followed by a sharp devaluation in the Chinese yuan that sparked a sell-off in risk assets globally. Volatility in Chinese equity and currency markets continued but stabilized towards the end of the reporting period as a result of supportive actions by China’s central bank. Geopolitical concerns also increased with the terrorist attacks in Paris and Belgium, which contributed to overall investor anxiety.

Despite the elevated volatility in the financial markets, the fundamental backdrop remained mostly intact with supportive central banks helping to reignite risk appetite towards the end of the reporting period as a result of calming rhetoric and policy actions geared towards reinvigorating growth. The European Central Bank (“ECB”), for example, announced at their March 2016 meeting additional easing measures in Europe, by expanding its quantitative easing program and shifting its focus towards domestic credit as opposed to currency weakness. Within the U.S., concerns about the impact on the U.S. economy from global influences and financial conditions kept the Federal Reserve (“Fed”) on hold after their first rate increase in December 2015. At their March 2016 meeting, the Fed communicated a more “dovish tilt” with a tolerance for overshooting their inflation target. The Bank of Japan and the People’s Bank of China indicated their intent for further policy easing, and the Bank of Japan moved into negative policy rates in February 2016.

Economic data within the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend. In the Eurozone, volatility increased even as the underlying economies gradually improved due to better domestic demand, which was tempered slightly by sluggish inflation.

Financial market highlights of the twelve-month reporting period include:

■

U.S. Treasury yields between 1-month through 2-years generally rose due to the Fed’s decision to begin raising interest rates in December 2015. However, increased market volatility brought on by rising geopolitical concerns, negative interest rates in some developed sovereign markets and investor fears of slowing

2	PIMCO REAL RETURN FUND

global growth led to a flight-to-quality in intermediate- to long-term U.S. Treasuries, where yields generally declined, except for 30-year maturities which rose slightly. The yield on the benchmark ten-year U.S. Treasury note was 1.78% at the end of the reporting period, compared with 1.92% on March 31, 2015 (the end of the previous reporting period). U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 2.39% over the reporting period. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 1.96% over the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 1.51% over the reporting period, as represented by the Barclays U.S. TIPS Index. The real yield curve in the U.S. steepened over the period, with shorter-dated maturities outperforming the long-end of the real yield curve. U.S. TIPS were outpaced by comparable nominal U.S. Treasuries, with breakeven inflation levels ending lower in response to a dramatic decline in energy prices.

■

Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 19.56% over the reporting period. The move lower in commodities was led by the energy sector, as oil prices were pressured by a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Natural gas prices fell sharply lower on the back of historically warm winter weather and higher-than-expected production.

■

Agency mortgage-backed securities (“MBS”) returned 2.44% over the reporting period, as represented by the Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries despite heavy issuance, amid continued Fed intervention and strong bank demand. Non-Agency MBS returns were mixed, due to volatility in broader credit markets towards the end of 2015 and early 2016. However, market technicals and housing fundamentals remained positive.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Investment grade credit spreads widened during the reporting period due to heavy U.S. primary market supply and commodity weakness. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, declined 3.99% over the reporting period, and was impacted primarily by the sell-off in the commodity sectors (namely the energy and metals & mining sectors). Coupon income was the only contributor to returns as prices on high yield bonds generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 3.98% over the reporting period, as represented by the Barclays Municipal Bond Index. Positive returns were supported by constructive supply and demand factors, as flows into municipal bond mutual funds outpaced limited net issuance. The high yield municipal bond segment outperformed, despite negative credit headlines surrounding the

ANNUAL REPORT	MARCH 31, 2016	3

Chairman’s Letter (Cont.)

Commonwealth of Puerto Rico as the island seeks a framework to restructure its $70 billion of outstanding debt.

■

Emerging market (“EM”) debt sectors were generally impacted by a combination of global drivers, notably a slowdown in China’s economy, the devaluation of the Chinese yuan (which impacted EM local currencies), the Fed’s policy stance and lower commodity prices. In addition, political developments added a layer of idiosyncratic drivers to returns. Asset performance rebounded during the final two months of the reporting period as risk sentiment bounced on dovish developed market central bank rhetoric. EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.36% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 1.65% over the reporting period.

■

U.S. equities generally posted positive returns in response to supportive Fed policies and investor risk appetite returning towards the end of the period. However, the decline in Chinese equity share prices (for the full period), coupled with lower commodities prices and the impact on global economic growth from a potentially more dramatic slowdown in China, impacted other global equity markets. U.S. equities, as represented by the S&P 500 Index, returned 1.78% over the reporting period. Global equities, as represented by the MSCI World Index, declined 3.45% over the reporting period. EM equities, as measured by the MSCI Emerging Markets Index, declined 12.03% over the reporting period.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 25, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between the Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. The Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign

ANNUAL REPORT	MARCH 31, 2016	5

Important Information About the PIMCO Real Return Fund (Cont.)

debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus.

The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart.

6	PIMCO REAL RETURN FUND

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first (i) 18 months after purchase for purchases made prior to August 10, 2015 and (ii) 12 months after purchase for purchases made on or after August 10, 2015. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R	Diversification Status
PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/28/00	04/08/98	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the

ANNUAL REPORT	MARCH 31, 2016	7

Important Information About the PIMCO Real Return Fund (Cont.)

Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO REAL RETURN FUND

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ANNUAL REPORT	MARCH 31, 2016	9

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2016

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2016
	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	(0.30)%	2.65%	4.76%	6.20%
PIMCO Real Return Fund Class P	(0.40)%	2.54%	4.65%	6.11%
PIMCO Real Return Fund Administrative Class	(0.55)%	2.39%	4.50%	5.93%
PIMCO Real Return Fund Class D	(0.69)%	2.24%	4.33%	5.76%
PIMCO Real Return Fund Class A	(0.69)%	2.24%	4.32%	5.75%
PIMCO Real Return Fund Class A (adjusted)	(4.42)%	1.46%	4.00%	5.58%
PIMCO Real Return Fund Class C	(1.19)%	1.73%	3.80%	5.22%
PIMCO Real Return Fund Class C (adjusted)	(2.17)%	1.73%	3.80%	5.22%
PIMCO Real Return Fund Class R	(0.94)%	1.98%	4.06%	5.48%
Barclays U.S. TIPS Index	1.51%	3.02%	4.62%	5.68%
Lipper Inflation-Protected Bond Funds Average	0.10%	1.95%	3.60%	4.71%*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com or call (888) 87-PIMCO.

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C, Class M, and Class R shares, respectively. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.40% for Class C shares, and 1.15% for Class R shares.

10	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	Class P - PRLPX	Administrative Class - PARRX	Class D - PRRDX
Class A - PRTNX	Class C -PRTCX	Class R - PRRRX

Allocation Breakdown†

U.S. Treasury Obligations	76.4%
Sovereign Issues	8.0%
Corporate Bonds & Notes	5.6%
Short-Term Instruments‡	3.1%
U.S. Government Agencies	2.6%
Other	4.3%

†	% of Investments, at value as of 03/31/2016. Financial derivative instruments, if any, are excluded.
‡	Includes Central Funds used for Cash Management Purposes.

Investment Objective and Strategy Overview

»

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to U.K. duration (or sensitivity to changes in market interest rates) detracted from relative performance, as yields across most maturities fell.

»	An underweight to U.S. nominal duration expressed via interest rate swaps detracted from relative performance, as interest rate swap yields fell across most maturities.

»	Exposure to U.S. high yield corporate credit within the energy sector detracted from absolute performance, as these securities posted negative returns.

»	An underweight to the euro detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance, as U.S. TIPS posted positive returns.

»	An overweight to U.S. TIPS benefited relative performance, as U.S. TIPS posted positive returns.

»

An underweight to long-term U.K. breakeven inflation spreads (or the yield differential between U.K. nominal gilts and like-maturity U.K. index-linked gilts) benefited relative performance, as 30-year breakeven inflation spreads fell.

ANNUAL REPORT	MARCH 31, 2016	11

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2015 to March 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Beginning Account Value (10/01/15)	Ending Account Value (03/31/16)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$1,032.70	$3.20	$1,000.00	$1,021.85	$3.18	0.63%
Class P	1,000.00	1,032.20	3.71	1,000.00	1,021.35	3.69	0.73
Administrative Class	1,000.00	1,031.40	4.47	1,000.00	1,020.60	4.45	0.88
Class D	1,000.00	1,030.60	5.23	1,000.00	1,019.85	5.20	1.03
Class A	1,000.00	1,030.70	5.23	1,000.00	1,019.85	5.20	1.03
Class C	1,000.00	1,028.10	7.76	1,000.00	1,017.35	7.72	1.53
Class R	1,000.00	1,029.40	6.49	1,000.00	1,018.60	6.46	1.28

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

12	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index*	Description
Barclays U.S. TIPS Index

Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2016	13

Financial Highlights PIMCO Real Return Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)
Institutional Class
03/31/2016	$11.06	$0.23		$(0.26)	$(0.03)	$(0.04)	$0.00	$(0.07)
03/31/2015	11.18	0.05		0.25	0.30	(0.42)	(0.00)^	0.00
03/31/2014	12.25	0.19		(1.07)	(0.88)	(0.04)	(0.06)	(0.09)
03/31/2013	11.95	0.17		0.73	0.90	(0.33)	(0.27)	0.00
03/31/2012	11.49	0.34		0.93	1.27	(0.42)	(0.39)	0.00
Class P
03/31/2016	11.06	0.21		(0.26)	(0.05)	(0.03)	0.00	(0.06)
03/31/2015	11.18	(0.00	)^	0.29	0.29	(0.41)	(0.00)^	0.00
03/31/2014	12.25	0.22		(1.11)	(0.89)	(0.04)	(0.06)	(0.08)
03/31/2013	11.95	0.15		0.74	0.89	(0.32)	(0.27)	0.00
03/31/2012	11.49	0.32		0.94	1.26	(0.41)	(0.39)	0.00
Administrative Class
03/31/2016	11.06	0.20		(0.26)	(0.06)	(0.03)	0.00	(0.05)
03/31/2015	11.18	0.03		0.24	0.27	(0.39)	(0.00)^	0.00
03/31/2014	12.25	0.16		(1.07)	(0.91)	(0.03)	(0.06)	(0.07)
03/31/2013	11.95	0.14		0.73	0.87	(0.30)	(0.27)	0.00
03/31/2012	11.49	0.30		0.94	1.24	(0.39)	(0.39)	0.00
Class D
03/31/2016	11.06	0.19		(0.27)	(0.08)	(0.02)	0.00	(0.04)
03/31/2015	11.18	0.02		0.24	0.26	(0.38)	(0.00)^	0.00
03/31/2014	12.25	0.16		(1.08)	(0.92)	(0.03)	(0.06)	(0.06)
03/31/2013	11.95	0.12		0.73	0.85	(0.28)	(0.27)	0.00
03/31/2012	11.49	0.29		0.93	1.22	(0.37)	(0.39)	0.00
Class A
03/31/2016	11.06	0.18		(0.26)	(0.08)	(0.02)	0.00	(0.04)
03/31/2015	11.18	0.04		0.22	0.26	(0.38)	(0.00)^	0.00
03/31/2014	12.25	0.16		(1.08)	(0.92)	(0.03)	(0.06)	(0.06)
03/31/2013	11.95	0.13		0.72	0.85	(0.28)	(0.27)	0.00
03/31/2012	11.49	0.30		0.92	1.22	(0.37)	(0.39)	0.00

Please see footnotes on page 16.

14	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.11)	$10.92	(0.30)%	$5,567,545	0.58%		0.58%		0.45%		0.45%		2.15%	102%
(0.42)	11.06	2.77	6,944,302	0.50		0.50		0.45		0.45		0.40	117
(0.19)	11.18	(7.15)	7,260,857	0.47		0.47		0.45		0.45		1.65	33
(0.60)	12.25	7.61	10,059,104	0.48		0.48		0.45		0.45		1.37	41
(0.81)	11.95	11.31	8,963,508	0.47		0.47		0.45		0.45		2.88	129

(0.09)	10.92	(0.40)	737,538	0.68		0.68		0.55		0.55		1.96	102
(0.41)	11.06	2.67	836,420	0.60		0.60		0.55		0.55		0.01	117
(0.18)	11.18	(7.25)	742,644	0.57		0.57		0.55		0.55		1.88	33
(0.59)	12.25	7.50	1,886,341	0.58		0.58		0.55		0.55		1.25	41
(0.80)	11.95	11.19	1,616,504	0.57		0.57		0.55		0.55		2.68	129

(0.08)	10.92	(0.55)	644,290	0.83		0.83		0.70		0.70		1.86	102
(0.39)	11.06	2.51	936,651	0.75		0.75		0.70		0.70		0.29	117
(0.16)	11.18	(7.39)	1,233,721	0.72		0.72		0.70		0.70		1.44	33
(0.57)	12.25	7.34	1,736,194	0.73		0.73		0.70		0.70		1.10	41
(0.78)	11.95	11.03	1,501,744	0.72		0.72		0.70		0.70		2.54	129

(0.06)	10.92	(0.69)	900,042	0.98		0.98		0.85		0.85		1.75	102
(0.38)	11.06	2.36	1,208,764	0.90		0.90		0.85		0.85		0.14	117
(0.15)	11.18	(7.53)	1,359,797	0.87		0.87		0.85		0.85		1.41	33
(0.55)	12.25	7.18	2,528,152	0.88		0.88		0.85		0.85		0.97	41
(0.76)	11.95	10.86	2,275,872	0.87		0.87		0.85		0.85		2.45	129

(0.06)	10.92	(0.69)	1,914,434	0.98		0.98		0.85		0.85		1.68	102
(0.38)	11.06	2.36	2,227,419	0.90		0.90		0.85		0.85		0.32	117
(0.15)	11.18	(7.53)	2,738,928	0.87		0.87		0.85		0.85		1.36	33
(0.55)	12.25	7.18	4,896,233	0.88		0.88		0.85		0.85		1.02	41
(0.76)	11.95	10.86	4,813,730	0.87	(c)	0.87	(c)	0.85	(c)	0.85	(c)	2.50	129

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2016	15

Financial Highlights PIMCO Real Return Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income(b)	Distributions from Net Realized Capital Gains(b)	Tax Basis Return of Capital(b)
Class C
03/31/2016	$11.06	$0.13	$(0.26)	$(0.13)	$(0.00)^	$0.00	$(0.01)
03/31/2015	11.18	(0.02)	0.22	0.20	(0.32)	(0.00)^	0.00
03/31/2014	12.25	0.10	(1.08)	(0.98)	(0.01)	(0.06)	(0.02)
03/31/2013	11.95	0.07	0.72	0.79	(0.22)	(0.27)	0.00
03/31/2012	11.49	0.24	0.92	1.16	(0.31)	(0.39)	0.00
Class R
03/31/2016	11.06	0.15	(0.25)	(0.10)	(0.02)	0.00	(0.02)
03/31/2015	11.18	(0.03)	0.26	0.23	(0.35)	(0.00)^	0.00
03/31/2014	12.25	0.12	(1.07)	(0.95)	(0.02)	(0.06)	(0.04)
03/31/2013	11.95	0.09	0.73	0.82	(0.25)	(0.27)	0.00
03/31/2012	11.49	0.25	0.94	1.19	(0.34)	(0.39)	0.00

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.01)	$10.92	(1.19)%	$826,925	1.48%		1.48%		1.35%		1.35%		1.25%	102%
(0.32)	11.06	1.85	1,081,034	1.40		1.40		1.35		1.35		(0.19)	117
(0.09)	11.18	(7.99)	1,457,436	1.37		1.37		1.35		1.35		0.92	33
(0.49)	12.25	6.65	2,931,665	1.38		1.38		1.35		1.35		0.53	41
(0.70)	11.95	10.31	2,945,357	1.37	(c)	1.37	(c)	1.35	(c)	1.35	(c)	2.00	129

(0.04)	10.92	(0.94)	336,691	1.23		1.23		1.10		1.10		1.42	102
(0.35)	11.06	2.11	390,425	1.15		1.15		1.10		1.10		(0.22)	117
(0.12)	11.18	(7.76)	398,575	1.12		1.12		1.10		1.10		1.01	33
(0.52)	12.25	6.92	536,634	1.13		1.13		1.10		1.10		0.70	41
(0.73)	11.95	10.58	452,520	1.12	(c)	1.12	(c)	1.10	(c)	1.10	(c)	2.10	129

ANNUAL REPORT	MARCH 31, 2016	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$14,874,999
Investments in Affiliates	365,125
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,540
Over the counter	110,157
Cash	1,625
Deposits with counterparty	28,377
Foreign currency, at value	19,009
Receivable for investments sold	34,459
Receivable for investments sold on a delayed-delivery basis	4,775
Receivable for TBA investments sold	206,127
Receivable for Fund shares sold	18,062
Interest and/or dividends receivable	57,261
Dividends receivable from Affiliates	199
Other assets	126
Total Assets	15,723,841

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,520,716
Payable for sale-buyback transactions	341,217
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,849
Over the counter	231,898
Payable for investments purchased	51,854
Payable for investments in Affiliates purchased	199
Payable for investments purchased on a delayed-delivery basis	2,387
Payable for TBA investments purchased	545,130
Deposits from counterparty	43,736
Payable for Fund shares redeemed	41,906
Dividends payable	432
Accrued investment advisory fees	2,272
Accrued supervisory and administrative fees	2,378
Accrued distribution fees	741
Accrued servicing fees	644
Other liabilities	17
Total Liabilities	4,796,376

Net Assets	$10,927,465

Net Assets Consist of:
Paid in capital	$11,282,081
(Overdistributed) net investment income	(2,636)
Accumulated undistributed net realized (loss)	(432,408)
Net unrealized appreciation	80,428
$10,927,465

Cost of investments in securities	$14,561,780
Cost of investments in Affiliates	$365,030
Cost of foreign currency held	$18,957
Cost or premiums of financial derivative instruments, net	$(8,909)

* Includes repurchase agreements of:	$5,188

18	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

Net Assets:
Institutional Class	$5,567,545
Class P	737,538
Administrative Class	644,290
Class D	900,042
Class A	1,914,434
Class C	826,925
Class R	336,691
Shares Issued and Outstanding:
Institutional Class	509,770
Class P	67,530
Administrative Class	58,992
Class D	82,409
Class A	175,286
Class C	75,716
Class R	30,828
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.92
Class P	10.92
Administrative Class	10.92
Class D	10.92
Class A	10.92
Class C	10.92
Class R	10.92

^	With respect to Class A and Class C, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2016	19

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2016
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$326,862
Dividends	1,008
Dividends from Investments in Affiliates	647
Total Income	328,517

Expenses:
Investment advisory fees	30,388
Supervisory and administrative fees	31,656
Distribution and/or servicing fees - Administrative Class	1,661
Distribution and/or servicing fees - Class D	2,628
Distribution fees - Class C	4,646
Distribution fees - Class R	895
Servicing fees - Class A	5,075
Servicing fees - Class C	2,323
Servicing fees - Class R	895
Trustee fees	66
Interest expense	15,316
Miscellaneous expense	3
Total Expenses	95,552

Net Investment Income	232,965

Net Realized Gain (Loss):
Investments in securities	(353,927)
Investments in Affiliates	197
Exchange-traded or centrally cleared financial derivative instruments	(137,508)
Over the counter financial derivative instruments	172,144
Foreign currency	(2,487)

Net Realized (Loss)	(321,581)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	247,019
Investments in Affiliates	58
Exchange-traded or centrally cleared financial derivative instruments	(93,417)
Over the counter financial derivative instruments	(192,775)
Foreign currency assets and liabilities	1,346

Net Change in Unrealized (Depreciation)	(37,769)

Net (Decrease) in Net Assets Resulting from Operations	$(126,385)

* Foreign tax withholdings	$5

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2016	Year Ended March 31, 2015
(Decrease) in Net Assets from:

Operations:
Net investment income	$232,965	$39,460
Net realized gain (loss)	(321,581)	188,391
Net change in unrealized appreciation (depreciation)	(37,769)	137,605

Net Increase (Decrease) in Net Assets Resulting from Operations	(126,385)	365,456

Distributions to Shareholders:
From net investment income(a)
Institutional Class	(20,615)	(275,088)
Class P	(2,321)	(31,257)
Administrative Class	(1,607)	(32,947)
Class D	(2,015)	(41,195)
Class A	(3,911)	(82,273)
Class B	0	(208)^
Class C	(224)	(34,069)
Class R	(388)	(12,390)
From net realized capital gains(a)
Institutional Class	0	(2,279)
Class P	0	(278)
Administrative Class	0	(291)
Class D	0	(372)
Class A	0	(727)
Class B	0	(2)^
Class C	0	(361)
Class R	0	(122)
Tax basis return of capital(a)
Institutional Class	(40,797)	0
Class P	(4,594)	0
Administrative Class	(3,180)	0
Class D	(3,987)	0
Class A	(7,740)	0
Class C	(442)	0
Class R	(769)	0

Total Distributions	(92,590)	(513,859)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(2,478,575)	(1,429,041)

Total (Decrease) in Net Assets	(2,697,550)	(1,577,444)

Net Assets:
Beginning of year	13,625,015	15,202,459
End of year*	$10,927,465	$13,625,015

*Including (overdistributed) net investment income of:	$(2,636)	$(279,244)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2016	21

Statement of Cash Flows PIMCO Real Return Fund

Year Ended March 31, 2016 (Amounts in thousands)
Cash Flows Provided by Operating Activities:
Net (decrease) in net assets resulting from operations	$(126,385)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(16,422,588)
Proceeds from sales of long-term securities	18,241,943
Proceeds from sales of short-term portfolio investments, net	254,030
(Increase) in deposits with counterparty	(12,694)
Decrease in receivable for investments sold	233,178
Decrease in interest and/or dividends receivable	14,195
(Increase) in dividends receivable from Affiliates	(163)
Payments on exchange-traded or centrally cleared financial derivative instruments	(227,363)
Proceeds from over the counter financial derivative instruments	151,529
(Increase) in other assets	(103)
Increase in payable for investments purchased	403,907
(Decrease) in deposits from counterparty	(113,939)
(Decrease) in accrued investment advisory fees	(533)
(Decrease) in accrued supervisory and administrative fees	(542)
(Decrease) in accrued distribution fees	(230)
(Decrease) in accrued servicing fees	(120)
Payments on short sales transactions, net	(312,592)
Payments on foreign currency transactions	(1,141)
(Decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	353,927
Investments in Affiliates	(197)
Exchange-traded or centrally cleared financial derivative instruments	137,508
Over the counter financial derivative instruments	(172,144)
Foreign currency	2,487
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(247,019)
Investments in Affiliates	(58)
Exchange-traded or centrally cleared financial derivative instruments	93,417
Over the counter financial derivative instruments	192,775
Foreign currency assets and liabilities	(1,346)
Net amortization (accretion) on investments	102,895
Net Cash Provided by Operating Activities	2,542,632

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	2,484,289
Payments on shares redeemed	(5,043,352)
(Decrease) in overdraft due to custodian	(509)
Cash dividend paid*	(7,006)
Proceeds from reverse repurchase agreements	33,509,202
Payments on reverse repurchase agreements	(32,813,796)
Proceeds from sale-buyback transactions	12,872,356
Payments on sale-buyback transactions	(13,568,670)
Proceeds from deposits from counterparty	153,138
Payments on deposits from counterparty	(131,164)
Net Cash (Used for) Financing Activities	(2,545,512)

Net (Decrease) in Cash and Foreign Currency	(2,880)

Cash and Foreign Currency:
Beginning of year	23,514
End of year	$20,634
* Reinvestment of distributions	$85,867

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$12,126

22	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.2%

BANK LOAN OBLIGATIONS 0.0%
Valeant Pharmaceuticals International, Inc.
4.000% due 04/01/2022		$199	$188

Total Bank Loan Obligations (Cost $187)			188

CORPORATE BONDS & NOTES 7.9%

BANKING & FINANCE 5.8%
Allstate Life Global Funding Trusts
1.094% due 11/25/2016		2,500	2,476
Ally Financial, Inc.
2.500% due 03/15/2017 (e)		32,100	31,633
2.750% due 01/30/2017		92,900	92,668
3.250% due 02/13/2018		1,100	1,092
3.600% due 05/21/2018		6,200	6,184
5.500% due 02/15/2017		15,000	15,312
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (d)	EUR	5,400	5,645
9.000% due 05/09/2018 (d)		$800	825
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	400	449
Banco Santander S.A.
6.250% due 09/11/2021 (d)		6,500	6,642
Bank of America N.A.
1.040% due 05/08/2017		$4,800	4,792
1.750% due 06/05/2018		60,800	60,813
Barclays Bank PLC
7.625% due 11/21/2022		46,214	49,767
7.750% due 04/10/2023		2,800	2,943
Barclays PLC
5.250% due 08/17/2045		8,400	8,492
6.500% due 09/15/2019 (d)	EUR	4,300	4,348
6.625% due 09/15/2019 (d)		$800	721
8.000% due 12/15/2020 (d)	EUR	8,900	9,823
8.250% due 12/15/2018 (d)		$2,301	2,307
Bear Stearns Cos. LLC
7.250% due 02/01/2018		10,850	11,921
BNP Paribas S.A.
1.080% due 05/07/2017		32,240	32,178
BPCE S.A.
4.625% due 07/11/2024		14,600	14,322
Citigroup, Inc.
2.650% due 10/26/2020		10,200	10,312
Corp. Andina de Fomento
3.950% due 10/15/2021 (c)	MXN	113,421	6,634
Credit Agricole S.A.
1.177% due 06/12/2017		$4,801	4,792
1.213% due 06/02/2017		3,700	3,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 06/23/2026 (d)	GBP	622	$785
7.875% due 01/23/2024 (d)		$3,000	2,847
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		3,750	3,591
3.800% due 09/15/2022		11,300	11,266
Eksportfinans ASA
2.375% due 05/25/2016		3,600	3,604
2.875% due 11/16/2016	CHF	400	420
5.500% due 05/25/2016		$1,000	1,006
5.500% due 06/26/2017		4,750	4,951
Goldman Sachs Group, Inc.
1.834% due 09/15/2020		51,900	51,574
3.500% due 01/23/2025		3,715	3,758
3.750% due 05/22/2025		100	103
International Lease Finance Corp.
6.750% due 09/01/2016		1,800	1,829
7.125% due 09/01/2018		21,600	23,598
Intesa Sanpaolo SpA
2.375% due 01/13/2017		300	301
JPMorgan Chase & Co.
1.169% due 04/25/2018		17,550	17,493
2.750% due 06/23/2020		20,876	21,399
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		4,500	338
Lloyds Bank PLC
1.750% due 05/14/2018		28,550	28,497
3.500% due 05/14/2025		2,450	2,538
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	15,915	22,174
7.875% due 06/27/2029 (d)		1,084	1,508
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,100	1,231
Navient Corp.
1.527% due 11/01/2016		$2,975	2,930
Nova Ljubljanska Banka d.d
2.875% due 07/03/2017	EUR	600	696
Nykredit Realkredit A/S
4.000% due 06/03/2036		300	337
Prologis LP
3.750% due 11/01/2025		$3,500	3,661
Rabobank Group
8.375% due 07/26/2016 (d)		4,700	4,774
8.400% due 06/29/2017 (d)		4,700	4,970
Realkredit Danmark A/S
2.000% due 04/01/2017	DKK	46,200	7,199
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (d)	EUR	1,300	1,640
Turkiye Garanti Bankasi A/S
3.124% due 04/20/2016		$500	501
UBS AG
4.750% due 05/22/2023		3,100	3,148
7.250% due 02/22/2022		1,200	1,237

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 08/17/2022		$1,500	$1,720

			628,403

INDUSTRIALS 1.8%
AbbVie, Inc.
1.800% due 05/14/2018		13,200	13,297
2.500% due 05/14/2020		6,100	6,220
3.200% due 11/06/2022		1,400	1,450
3.600% due 05/14/2025		5,100	5,366
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	3,100	3,501
California Resources Corp.
8.000% due 12/15/2022		$20,274	7,856
CSN Islands Corp.
6.875% due 09/21/2019 (g)		600	336
Dynegy, Inc.
6.750% due 11/01/2019		13,800	13,800
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	17,900	18,586
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$15,675	15,785
2.850% due 10/05/2018		15,675	15,950
Masco Corp.
5.850% due 03/15/2017		4,300	4,510
MGM Resorts International
6.875% due 04/01/2016		15,750	15,750
7.625% due 01/15/2017		22,864	23,779
Numericable SFR S.A.
4.875% due 05/15/2019		4,900	4,900
Pearson Dollar Finance PLC
6.250% due 05/06/2018		19,200	20,641
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		3,500	3,536
Telefonica Emisiones S.A.U.
1.275% due 06/23/2017		23,400	23,304
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		2,716	3,142

			201,709

UTILITIES 0.3%
Ooredoo International Finance Ltd.
4.750% due 02/16/2021		200	220
5.000% due 10/19/2025		1,000	1,092
Petrobras Global Finance BV
2.238% due 05/20/2016		4,200	4,196
2.750% due 01/15/2018	EUR	2,000	2,065
2.762% due 01/15/2019		$1,200	978
3.000% due 01/15/2019		900	774
3.002% due 03/17/2017		1,500	1,451
3.250% due 03/17/2017		1,200	1,181

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 04/01/2019	EUR	500	$481
3.522% due 03/17/2020		$3,000	2,318
4.375% due 05/20/2023		1,800	1,318
4.875% due 03/17/2020		3,500	2,921
5.375% due 01/27/2021		7,142	5,881
5.750% due 01/20/2020		1,300	1,123
6.250% due 12/14/2026	GBP	1,000	1,003
6.625% due 01/16/2034		100	95
7.875% due 03/15/2019		$600	577

			27,674

Total Corporate Bonds & Notes (Cost $892,963)			857,786

U.S. GOVERNMENT AGENCIES 3.5%
Fannie Mae
0.479% due 12/25/2036		207	206
0.493% due 07/25/2037		966	908
0.533% due 01/25/2021		1	1
0.563% due 03/25/2036		349	335
0.783% due 07/25/2037 - 05/25/2042		433	434
0.873% due 05/25/2036		212	212
0.878% due 02/25/2037		1,144	1,148
1.522% due 06/01/2043 - 10/01/2044		1,429	1,459
1.650% due 02/01/2032		6	6
1.716% due 04/01/2032		25	26
1.864% due 04/01/2027		47	49
2.090% due 11/01/2033		34	36
2.142% due 10/01/2033		3	3
2.258% due 05/01/2035		289	305
2.264% due 02/01/2034		25	27
2.311% due 04/01/2033		342	361
2.455% due 05/25/2035		36	38
2.480% due 05/01/2036		38	40
2.481% due 09/01/2034		20	21
2.933% due 04/01/2035		134	142
4.326% due 12/01/2036		96	102
4.631% due 09/01/2034		60	63
6.500% due 06/25/2028		46	51
Fannie Mae, TBA
3.000% due 04/01/2046 - 05/01/2046		331,000	339,257
Freddie Mac
0.473% due 12/25/2036		634	631
0.693% due 08/25/2031		261	256
0.706% due 01/15/2037		13	13
0.713% due 09/25/2031		634	627
1.522% due 02/25/2045		1,123	1,184
1.722% due 07/25/2044		232	244
2.239% due 09/01/2036		181	191
2.293% due 07/01/2036		148	156
2.409% due 10/01/2036		70	74
2.485% due 06/01/2033		210	221

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.514% due 01/01/2034	$284	$303
2.827% due 01/01/2034	312	331
4.500% due 07/15/2020	880	916
6.500% due 01/25/2028	20	23
7.000% due 10/15/2030	47	53
Ginnie Mae
0.841% due 06/16/2031 - 03/16/2032	43	43
1.259% due 01/20/2060	32,936	32,997
1.875% due 07/20/2035	29	31
2.000% due 12/20/2035	717	749
NCUA Guaranteed Notes
2.650% due 10/29/2020	859	859
Small Business Administration
5.902% due 02/10/2018	667	708

Total U.S. Government Agencies (Cost $384,345)		385,840

U.S. TREASURY OBLIGATIONS 106.6%
U.S. Treasury Bonds
2.500% due 02/15/2046 (g)	61,180	59,662
3.000% due 11/15/2045 (k)	67,000	72,360
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (i)(k)	6,383	6,385
0.125% due 04/15/2017 (g)(i)(k)	160,658	162,554
0.125% due 04/15/2018 (i)(k)	23,110	23,530
0.125% due 04/15/2019 (g)(i)	458,987	469,103
0.125% due 04/15/2020 (g)(i)	492,013	502,763
0.125% due 01/15/2022	254,805	258,924
0.125% due 07/15/2022 (g)	1,312,164	1,336,784
0.125% due 01/15/2023	445,379	449,680
0.125% due 07/15/2024 (g)(k)	86,233	86,652
0.250% due 01/15/2025	48,430	48,895
0.375% due 07/15/2023 (g)	459,443	473,911
0.625% due 07/15/2021 (g)	1,324,280	1,391,606
0.625% due 01/15/2024	242,139	252,449
0.625% due 02/15/2043 (k)	21,434	20,181
0.750% due 02/15/2042	107,720	104,853
0.750% due 02/15/2045	117,090	113,612
1.000% due 02/15/2046 (k)	21,096	22,046
1.125% due 01/15/2021	39,799	42,579
1.250% due 07/15/2020 (g)	443,176	476,882
1.375% due 07/15/2018 (k)	110	116
1.375% due 01/15/2020 (g)(i)	200,237	214,519
1.375% due 02/15/2044 (g)	562,369	631,227
1.625% due 01/15/2018 (i)(k)	8,990	9,404
1.750% due 01/15/2028 (g)	281,981	327,426
1.875% due 07/15/2019 (i)(k)	12,847	13,976
2.000% due 01/15/2026	327,810	384,328
2.125% due 01/15/2019 (i)(k)	12,412	13,407
2.125% due 02/15/2040	90,076	115,330
2.125% due 02/15/2041 (k)	7,573	9,772
2.375% due 01/15/2017 (i)	6,696	6,903
2.375% due 01/15/2025 (g)	400,349	477,331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027		$355,588	$434,936
2.500% due 07/15/2016		120,730	122,955
2.500% due 01/15/2029 (k)		122,834	154,540
2.625% due 07/15/2017 (i)(k)		34,292	36,124
3.375% due 04/15/2032 (k)		133	193
3.625% due 04/15/2028 (g)		740,152	1,020,750
3.875% due 04/15/2029 (g)		880,157	1,262,062
U.S. Treasury Notes
1.625% due 02/15/2026 (g)		37,294	36,773

Total U.S. Treasury Obligations (Cost $11,321,810)			11,647,483

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%
Adjustable Rate Mortgage Trust
2.679% due 10/25/2035 ^		1,335	1,196
3.038% due 08/25/2035		1,558	1,509
American Home Mortgage Assets Trust
0.623% due 05/25/2046 ^		765	556
0.643% due 10/25/2046		10,229	6,435
American Home Mortgage Investment Trust
2.381% due 09/25/2045		1,190	1,152
Arran Residential Mortgages Funding PLC
1.261% due 11/19/2047	EUR	835	951
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$448	463
5.543% due 06/10/2049		8,034	8,233
5.741% due 02/10/2051		6,747	6,995
Banc of America Funding Ltd.
0.701% due 10/03/2039		2,043	2,002
Banc of America Funding Trust
3.023% due 01/20/2047 ^		426	358
5.753% due 10/25/2036 ^		354	290
5.837% due 01/25/2037 ^		303	250
5.888% due 04/25/2037 ^		239	210
Banc of America Mortgage Trust
2.788% due 07/25/2035 ^		1,271	1,174
3.133% due 12/25/2034		1,030	1,027
Banc of America Re-REMIC Trust
5.650% due 02/17/2051		5,858	5,924
BCAP LLC Trust
0.603% due 01/25/2037 ^		2,475	1,973
5.248% due 03/26/2037		2,729	2,644
Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 08/25/2035		1,951	1,959
2.660% due 02/25/2036 ^		531	445
2.749% due 11/25/2030		98	94
2.862% due 10/25/2035		1,729	1,708
2.880% due 01/25/2034		1,105	1,100
2.924% due 03/25/2035		1,562	1,574
2.971% due 01/25/2034		342	345
3.003% due 02/25/2034		1,439	1,401
3.004% due 05/25/2047 ^		2,239	2,012
3.226% due 11/25/2034		221	213

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
2.620% due 08/25/2036 ^	$545	$400
2.708% due 08/25/2036 ^	601	378
2.792% due 09/25/2035	140	117
2.946% due 11/25/2036	1,808	1,365
3.006% due 05/25/2035	95	93
Chase Mortgage Finance Trust
2.674% due 12/25/2035 ^	1,430	1,354
2.756% due 02/25/2037	113	113
2.782% due 02/25/2037	163	161
ChaseFlex Trust
0.933% due 06/25/2035	403	265
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.613% due 07/25/2036	590	527
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	749	749
Citigroup Mortgage Loan Trust, Inc.
2.070% due 09/25/2035	532	515
2.430% due 09/25/2035	2,020	2,010
2.630% due 07/25/2046 ^	1,730	1,500
2.650% due 09/25/2035	2,689	2,686
2.660% due 05/25/2035	637	626
2.730% due 10/25/2035	309	305
2.785% due 08/25/2035	841	822
2.870% due 10/25/2035 ^	597	589
2.885% due 03/25/2034	238	235
2.932% due 09/25/2037 ^	688	623
CitiMortgage Alternative Loan Trust
5.500% due 07/25/2036 ^	1,214	1,210
Countrywide Alternative Loan Trust
0.603% due 01/25/2037 ^	476	463
0.612% due 02/20/2047 ^	131	97
0.627% due 12/20/2046 ^	8,092	6,008
0.642% due 07/20/2046 ^	7,275	5,032
0.748% due 11/20/2035	1,032	868
1.133% due 10/25/2035 ^	246	187
1.351% due 12/25/2035	1,906	1,603
2.904% due 02/25/2037 ^	6,426	5,741
5.500% due 10/25/2033	1,320	1,326
5.500% due 09/25/2034	4,199	4,306
6.000% due 01/25/2037 ^	3,413	2,938
6.000% due 02/25/2037 ^	123	94
6.500% due 08/25/2032	790	789
Countrywide Home Loan Mortgage Pass-Through Trust
0.723% due 04/25/2035	755	655
2.595% due 04/20/2035	243	241
2.605% due 11/20/2034	392	368
2.611% due 01/20/2035	127	123
2.621% due 11/19/2033	75	74
2.664% due 11/25/2034	23	22
2.691% due 03/25/2037 ^	449	369
2.722% due 02/20/2036 ^	198	173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.757% due 04/20/2036 ^		$348	$297
2.810% due 01/20/2035		293	291
2.855% due 02/25/2047 ^		482	431
2.888% due 04/25/2035 ^		898	809
5.500% due 11/25/2035 ^		293	282
5.500% due 04/25/2038		830	846
Countrywide Home Loan Reperforming REMIC Trust
0.773% due 06/25/2035		2,765	2,464
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		1,150	1,166
Credit Suisse First Boston Mortgage Securities Corp.
2.373% due 07/25/2033		22	22
2.792% due 04/25/2034		133	132
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039		249	251
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^		556	298
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		265	137
Deco UK PLC
0.749% due 01/27/2020	GBP	1,099	1,517
Deutsche ALT-A Securities, Inc.
3.012% due 10/25/2035		$261	211
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
2.739% due 06/26/2035		596	590
First Horizon Alternative Mortgage Securities Trust
2.375% due 06/25/2034		807	787
2.428% due 09/25/2034		444	431
6.250% due 08/25/2037 ^		376	289
First Horizon Mortgage Pass-Through Trust
2.731% due 08/25/2035		1,333	1,177
GreenPoint Mortgage Funding Trust
0.873% due 06/25/2045		1,125	983
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		590	602
GSR Mortgage Loan Trust
2.805% due 11/25/2035 ^		1,564	1,411
2.849% due 11/25/2035		125	120
2.869% due 05/25/2035		1,319	1,222
2.869% due 07/25/2035		752	740
2.914% due 09/25/2035		573	586
2.941% due 11/25/2035		1,294	1,242
2.963% due 04/25/2035		151	144
HarborView Mortgage Loan Trust
0.622% due 07/21/2036		959	774
0.652% due 05/19/2035		13	11
0.670% due 03/19/2036		1,261	900
0.682% due 01/19/2036		2,581	1,752
0.742% due 11/19/2035		1,650	1,358
0.772% due 06/20/2035		382	358
2.735% due 04/19/2034		211	209

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.817% due 01/19/2035		$989	$972
HomeBanc Mortgage Trust
0.703% due 10/25/2035		2,732	2,512
2.441% due 04/25/2037 ^		1,410	880
Impac CMB Trust
1.336% due 10/25/2033		268	256
IndyMac Mortgage Loan Trust
0.633% due 06/25/2046		3,146	2,354
0.733% due 11/25/2035 ^		297	175
0.733% due 06/25/2037 ^		486	253
2.709% due 08/25/2035		325	264
2.709% due 08/25/2035 ^		259	210
2.711% due 12/25/2034		170	160
2.763% due 10/25/2034		841	805
2.802% due 01/25/2036 ^		367	303
2.853% due 11/25/2035 ^		734	685
3.025% due 10/25/2035		268	220
3.076% due 11/25/2035 ^		69	63
3.911% due 06/25/2036		498	453
4.614% due 08/25/2036		795	752
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		12,271	12,460
5.794% due 02/12/2051		1,069	1,111
JPMorgan Mortgage Trust
2.502% due 07/25/2035		988	971
2.503% due 06/25/2036		67	60
2.561% due 08/25/2035		688	677
2.621% due 11/25/2035		581	549
2.645% due 10/25/2035 ^		235	191
2.669% due 06/25/2035		72	71
2.783% due 08/25/2035		740	728
2.788% due 07/25/2035		152	151
2.796% due 07/25/2035		296	292
2.857% due 04/25/2035		93	93
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		5,273	5,366
5.866% due 09/15/2045		10,655	11,210
Luminent Mortgage Trust
0.607% due 12/25/2036 ^		1,497	1,221
Marche Mutui SRL
0.175% due 02/25/2055	EUR	3,407	3,820
0.245% due 10/27/2065		620	706
2.095% due 01/27/2064		7,294	8,368
MASTR Adjustable Rate Mortgages Trust
0.643% due 04/25/2046		$2,840	2,022
2.258% due 12/25/2033		1,761	1,704
2.744% due 12/25/2033		80	79
2.812% due 11/21/2034		823	837
MASTR Alternative Loan Trust
0.833% due 03/25/2036		1,091	244
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.136% due 11/15/2031		170	159

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.176% due 09/15/2030	$74	$72
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.876% due 12/15/2030	269	257
0.916% due 06/15/2030	148	141
1.296% due 08/15/2032	323	307
2.610% due 10/20/2029	104	104
Merrill Lynch Mortgage Investors Trust
0.643% due 02/25/2036	675	614
0.683% due 11/25/2035	1,259	1,140
1.413% due 03/25/2030	67	65
1.439% due 10/25/2035	1,029	975
1.613% due 11/25/2029	39	38
1.904% due 10/25/2035	2,482	2,405
2.334% due 02/25/2033	1,655	1,587
2.364% due 12/25/2034	902	900
2.476% due 12/25/2035	239	219
2.520% due 10/25/2035	748	710
2.579% due 05/25/2036	722	695
2.644% due 02/25/2035	756	738
2.732% due 02/25/2034	2,278	2,283
2.771% due 06/25/2037	778	746
2.849% due 09/25/2035 ^	327	294
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	4,259	4,417
Morgan Stanley Capital Trust
5.918% due 06/11/2049	2,449	2,540
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	365	259
Morgan Stanley Re-REMIC Trust
5.794% due 08/15/2045	4,157	4,252
New York Mortgage Trust
3.181% due 05/25/2036 ^	484	435
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.785% due 02/25/2036 ^	236	194
5.820% due 03/25/2047	545	549
6.138% due 03/25/2047	505	508
Provident Funding Mortgage Loan Trust
2.672% due 08/25/2033	1,076	1,104
2.847% due 04/25/2034	41	41
RBSSP Resecuritization Trust
2.350% due 12/26/2036	164	165
Residential Accredit Loans, Inc. Trust
0.613% due 06/25/2046	3,753	1,545
0.713% due 12/25/2045	1,895	1,324
0.733% due 08/25/2035	139	106
1.711% due 09/25/2045	190	154
3.838% due 09/25/2035 ^	436	351
6.000% due 10/25/2034	115	119
Residential Asset Securitization Trust
0.833% due 01/25/2046 ^	96	46
5.000% due 08/25/2019	105	105

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/25/2033		$252	$256
6.250% due 10/25/2036 ^		1,316	1,089
Sequoia Mortgage Trust
0.632% due 07/20/2036		2,383	2,157
0.812% due 10/20/2027		78	73
0.832% due 10/20/2027		141	138
1.132% due 10/19/2026		60	58
1.326% due 12/20/2032		158	152
1.388% due 05/20/2034		1,007	960
Structured Adjustable Rate Mortgage Loan Trust
0.753% due 10/25/2035		1,171	959
1.751% due 01/25/2035		36	29
2.381% due 10/25/2037 ^		400	265
2.707% due 08/25/2035		206	192
2.718% due 04/25/2034		17	17
2.751% due 11/25/2035 ^		307	242
2.762% due 09/25/2035		1,383	1,229
2.795% due 02/25/2034		538	533
2.804% due 09/25/2036 ^		1,123	722
2.863% due 05/25/2036 ^		816	743
2.868% due 09/25/2034		35	34
Structured Asset Mortgage Investments Trust
0.553% due 08/25/2036		7,485	5,592
0.563% due 03/25/2037		261	195
0.623% due 07/25/2046 ^		7,311	5,705
0.643% due 04/25/2036		1,337	954
0.643% due 05/25/2036		5,284	4,083
0.682% due 07/19/2035		1,378	1,296
0.743% due 12/25/2035 ^		471	335
1.092% due 09/19/2032		294	286
1.092% due 10/19/2034		8	8
1.132% due 03/19/2034		341	332
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.717% due 01/25/2034		56	55
Structured Asset Securities Corp. Trust
5.500% due 05/25/2035		266	272
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		1,230	173
Trinity Square PLC
1.786% due 07/15/2051	GBP	15,300	21,807
WaMu Mortgage Pass-Through Certificates Trust
0.693% due 11/25/2045		$5,334	4,894
0.723% due 07/25/2045		43	40
0.723% due 10/25/2045		4,311	3,995
0.833% due 10/25/2044		534	476
0.983% due 07/25/2044		2,634	2,416
1.051% due 03/25/2047 ^		7,644	5,727
1.113% due 01/25/2045		1,705	1,550
1.121% due 05/25/2047		1,129	938
1.142% due 12/25/2046 ^		4,019	3,125
1.331% due 06/25/2046		146	135
1.351% due 02/25/2046		1,069	973
1.551% due 11/25/2042		70	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.751% due 06/25/2042	$196	$188
1.914% due 02/27/2034	1,268	1,228
1.975% due 01/25/2037 ^	2,246	1,894
2.025% due 04/25/2037 ^	1,551	1,314
2.159% due 05/25/2037 ^	3,151	2,513
2.190% due 12/25/2036 ^	1,454	1,248
2.394% due 02/25/2037 ^	3,585	3,122
2.487% due 03/25/2033	3,657	3,633
2.497% due 09/25/2035	3,463	3,343
2.571% due 12/25/2035	76	72
2.574% due 06/25/2033	783	789
2.595% due 12/25/2035	858	788
2.776% due 03/25/2034	146	146
2.800% due 03/25/2035	210	209
5.884% due 08/25/2046 ^	4,042	3,673
Washington Mutual Mortgage Pass-Through Certificates Trust
1.321% due 05/25/2046	2,297	1,615
Wells Fargo Mortgage-Backed Securities Trust
2.740% due 10/25/2035	1,525	1,482
2.741% due 03/25/2035	504	507
2.759% due 03/25/2036	226	223
2.761% due 10/25/2035	264	265
2.771% due 06/25/2035	183	181
2.794% due 06/25/2035	39	40
2.812% due 04/25/2036	756	747
2.833% due 01/25/2035	1,479	1,463
2.837% due 03/25/2036 ^	3,046	2,844
2.847% due 01/25/2035	564	549
2.853% due 04/25/2036	419	404
6.000% due 08/25/2036	2,198	2,193

Total Non-Agency Mortgage-Backed Securities (Cost $312,408)		336,012

ASSET-BACKED SECURITIES 2.8%
ACE Securities Corp. Home Equity Loan Trust
2.233% due 10/25/2032	102	99
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.053% due 05/25/2035	1,800	1,445
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.793% due 10/25/2035	2,783	2,638
Asset-Backed Funding Certificates Trust
1.133% due 06/25/2034	2,539	2,359
Asset-Backed Securities Corp. Home Equity Loan Trust
0.598% due 03/25/2036	8,887	8,323
Bayview Opportunity Master Fund Trust
4.350% due 01/28/2031	2,277	2,282
Bear Stearns Asset-Backed Securities Trust
0.543% due 04/25/2031	433	435
1.093% due 10/25/2032	2	2

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.433% due 10/25/2037		$914	$842
BlackRock Senior Income
0.864% due 04/20/2019		190	190
Citigroup Mortgage Loan Trust, Inc.
0.653% due 08/25/2036		1,250	1,101
1.053% due 07/25/2035		7,280	6,005
Cordatus CLO PLC
0.165% due 07/25/2024	EUR	10,606	11,820
0.968% due 01/30/2024	GBP	1,041	1,456
0.968% due 07/25/2024		1,995	2,757
Countrywide Asset-Backed Certificates
0.686% due 04/25/2036		$505	503
Countrywide Asset-Backed Certificates Trust
0.583% due 02/25/2037		2,047	1,983
1.033% due 08/25/2035		239	237
1.056% due 08/25/2035		1,325	1,270
1.213% due 11/25/2034		1,183	1,150
Doral CLO Ltd.
1.885% due 05/26/2023		10,242	10,239
Eaton Vance CDO PLC
0.045% due 02/22/2027	EUR	2,072	2,322
0.858% due 02/22/2027		$11,018	10,788
0.880% due 03/25/2026		5,836	5,704
0.918% due 02/22/2027		9,235	9,272
0.960% due 03/25/2026		7,469	7,307
Equity One Mortgage Pass-Through Trust
1.033% due 04/25/2034		149	123
First Alliance Mortgage Loan Trust
0.432% due 12/20/2027		6	5
First Franklin Mortgage Loan Trust
1.153% due 05/25/2035		1,100	1,076
First NLC Trust
0.823% due 02/25/2036		1,300	1,112
Fraser Sullivan CLO Ltd.
1.699% due 04/20/2023		1,565	1,564
GSAMP Trust
0.803% due 03/25/2047		3,000	1,890
Harvest CLO PLC
0.205% due 04/05/2024	EUR	5,277	5,937
HSI Asset Securitization Corp. Trust
0.703% due 02/25/2036		$2,300	1,990
Lehman XS Trust
1.233% due 10/25/2035		1,099	1,019
Long Beach Mortgage Loan Trust
1.168% due 08/25/2035		100	85
1.228% due 02/25/2035		561	559
Merrill Lynch Mortgage Investors Trust
0.513% due 09/25/2037		134	49
0.553% due 02/25/2037		154	65
Morgan Stanley ABS Capital, Inc. Trust
0.743% due 12/25/2035		1,328	1,177
1.233% due 07/25/2037		121	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Dean Witter Capital, Inc. Trust
1.783% due 02/25/2033		$1,082	$1,029
Morgan Stanley Home Equity Loan Trust
1.138% due 12/25/2034		161	162
Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^		195	138
6.000% due 07/25/2047 ^		226	173
Mountain View Funding CLO Ltd.
0.882% due 04/15/2019		295	294
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.723% due 03/25/2036		4,100	2,965
NovaStar Mortgage Funding Trust
0.903% due 01/25/2036		2,200	1,733
OHA Credit Partners Ltd.
1.838% due 05/15/2023		485	482
OneMain Financial Issuance Trust
2.470% due 09/18/2024		5,000	4,987
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.923% due 09/25/2035		3,800	2,995
1.408% due 10/25/2034		1,541	1,526
1.423% due 09/25/2034		977	922
1.483% due 10/25/2034		4,900	4,117
Popular ABS Mortgage Pass-Through Trust
0.523% due 06/25/2047 ^		1	1
Renaissance Home Equity Loan Trust
0.933% due 12/25/2033		610	568
Residential Asset Mortgage Products Trust
0.613% due 10/25/2036		11,897	11,753
0.613% due 08/25/2046		1,102	1,070
Residential Asset Securities Corp. Trust
1.378% due 04/25/2035		7,481	6,455
Residential Mortgage Loan Trust
1.936% due 09/25/2029		14	13
Saxon Asset Securities Trust
1.156% due 05/25/2035		500	328
SLM Private Education Loan Trust
3.686% due 05/16/2044		3,491	3,583
SLM Student Loan Trust
0.045% due 06/17/2024	EUR	963	1,038
1.519% due 07/25/2023		$10,582	9,911
2.119% due 04/25/2023		127,711	126,388
Soundview Home Loan Trust
0.573% due 12/25/2036		315	314
South Carolina Student Loan Corp.
1.386% due 03/02/2020		8,302	8,233
Structured Asset Investment Loan Trust
0.793% due 10/25/2035		593	583
1.138% due 03/25/2034		496	451

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
1.939% due 04/25/2035		$272	$257
Symphony CLO LP
1.717% due 01/09/2023		3,499	3,484
Wood Street CLO BV
0.117% due 03/29/2021	EUR	180	203

Total Asset-Backed Securities (Cost $303,821)			305,455

SOVEREIGN ISSUES 11.2%
Autonomous Community of Catalonia
4.950% due 02/11/2020		11,800	13,448
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (b)	BRL	274,000	73,726
0.000% due 10/01/2016 (b)		1,064,540	277,044
0.000% due 01/01/2017 (b)		787,750	198,691
Colombian TES
3.000% due 03/25/2033 (c)	COP	4,887,624	1,396
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,700	2,946
5.125% due 06/29/2020		3,300	3,718
France Government International Bond
0.250% due 07/25/2018 (c)(g)	EUR	2,265	2,684
2.250% due 07/25/2020		17,428	22,812
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		25,101	30,291
2.350% due 09/15/2019 (c)		8,289	10,379
2.350% due 09/15/2024 (c)		47,231	62,824
2.550% due 09/15/2041 (c)		12,578	18,714
3.100% due 09/15/2026 (c)		3,344	4,818
Mexico Government International Bond
4.000% due 11/08/2046 (c)	MXN	506,114	31,030
4.500% due 12/04/2025 (c)		1,148,983	75,307
4.500% due 11/22/2035 (c)		285,230	18,775
4.750% due 06/14/2018		334,727	19,493
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	87,657	61,039
3.000% due 09/20/2030 (c)		44,262	35,445
Republic of Germany
0.750% due 04/15/2018 (c)(g)	EUR	5,236	6,189
1.750% due 04/15/2020		2,805	3,554
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	1,140,000	9,180
4.500% due 07/03/2017		480,000	3,865
5.000% due 08/22/2016		1,130,000	9,425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
4.125% due 02/18/2019		$3,200	$3,380
4.750% due 05/10/2018		9,400	9,953
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	6,919	10,981
0.125% due 03/22/2044 (c)		63,118	120,432
0.125% due 03/22/2046 (c)		32,313	62,742
0.125% due 03/22/2058 (c)		1,689	3,845
0.125% due 03/22/2068 (c)		3,338	8,808
0.375% due 03/22/2062 (c)		2,566	6,760

Total Sovereign Issues (Cost $1,227,411)			1,223,694

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
6.402% due 02/15/2040		428,250	10,496

Total Preferred Securities (Cost $10,706)			10,496

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.468% due 05/16/2016		$92,750	92,666

REPURCHASE AGREEMENTS (f) 0.0%
			5,188

U.S. TREASURY BILLS 0.1%
0.235% due 04/07/2016 - 04/28/2016 (a)(b)(g)(k)		10,192	10,191

Total Short-Term Instruments (Cost $108,129)			108,045

Total Investments in Securities (Cost $14,561,780)			14,874,999

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%
PIMCO Short-Term Floating NAV Portfolio III	36,952,212	$365,125

Total Short-Term Instruments (Cost $365,030)		365,125

Total Investments in Affiliates (Cost $365,030)		365,125

MARKET VALUE (000S)
Total Investments 139.5% (Cost $14,926,810)	$15,240,124

Financial Derivative Instruments (h)(j) (1.2%) (Cost or Premiums, net $(8,909))	(129,050)

Other Assets and Liabilities, net (38.3%)	(4,183,609)

Net Assets 100.0%	$10,927,465

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$ 32,100	$ 31,633	0.29%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	03/31/2016	04/01/2016	$5,188	U.S. Treasury Notes 1.625% due 04/30/2019	$(5,297)	$5,188	$5,188

Total Repurchase Agreements						$(5,297)	$5,188	$5,188

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	(3.000)%	03/22/2016	TBD	(2)	$	(288)	$(288)
BOM	0.590	01/19/2016	04/19/2016			(228,000)	(228,273)
BSN	0.550	01/15/2016	04/15/2016			(61,775)	(61,848)
	0.550	01/19/2016	04/15/2016			(376,924)	(377,344)
	0.550	02/29/2016	04/15/2016			(4,434)	(4,437)
	0.590	02/08/2016	04/08/2016			(23,180)	(23,200)
	0.590	02/29/2016	04/21/2016			(10,312)	(10,318)
	0.600	02/08/2016	04/08/2016			(349,812)	(350,121)
	0.600	02/09/2016	04/11/2016			(31,891)	(31,918)
	0.600	02/11/2016	04/11/2016			(241,813)	(242,014)
	0.600	02/29/2016	04/05/2016			(41,250)	(41,272)
IND	0.540	01/05/2016	04/05/2016			(534,375)	(535,072)
	0.550	01/07/2016	04/07/2016			(36,064)	(36,111)
	0.550	01/11/2016	04/11/2016			(189,678)	(189,913)
	0.600	03/22/2016	04/22/2016			(1,334)	(1,334)
JPS	0.400	12/10/2015	04/25/2016			(73,625)	(73,718)
	0.650	02/10/2016	05/10/2016			(51,600)	(51,648)
	0.720	01/08/2016	07/08/2016			(104,500)	(104,676)
	0.720	01/12/2016	07/08/2016			(1,108)	(1,110)
RDR	0.430	10/07/2015	04/07/2016			(204,750)	(205,183)
	0.440	03/10/2016	04/08/2016			(54,438)	(54,452)
	0.450	10/09/2015	04/11/2016			(204,500)	(204,947)
	0.470	02/19/2016	04/20/2016			(32,680)	(32,698)
	0.470	02/22/2016	04/20/2016			(37,538)	(37,557)
	0.480	12/14/2015	04/21/2016			(29,364)	(29,406)
	0.620	01/19/2016	04/19/2016			(57,375)	(57,447)
	0.620	01/20/2016	04/20/2016			(85,594)	(85,700)
	0.620	01/28/2016	04/19/2016			(13,979)	(13,995)
	0.620	03/11/2016	04/19/2016			(185,175)	(185,242)
	0.650	02/16/2016	04/18/2016			(228,094)	(228,279)
SGY	0.000	03/31/2016	04/07/2016			(21,195)	(21,195)

Total Reverse Repurchase Agreements							$(3,520,716)

(2)	Open maturity reverse repurchase agreement.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date	Amount Borrowed (3)		Payable for Sale-Buyback Transactions (4)
BCY	0.100%	03/31/2016	04/01/2016	$	(2,762)	$(2,762)
BPS	(0.260)	01/12/2016	04/12/2016	EUR	(2,367)	(2,687)
GSC	0.850	03/31/2016	04/01/2016	$	(8,477)	(8,477)
MSC	0.669	02/10/2016	04/11/2016		(10,137)	(10,150)
	0.679	02/22/2016	04/22/2016		(1,450)	(1,452)
MYI	(0.240)	01/14/2016	04/12/2016	EUR	(5,478)	(6,221)
TDM	0.569	01/13/2016	04/13/2016	$	(297,136)	(297,702)
	0.710	03/11/2016	04/11/2016		(11,750)	(11,766)

Total Sale-Buyback Transactions						$(341,217)

(3)	The average amount of borrowings outstanding during the period ended March 31, 2016 was $(4,159,593) at a weighted average interest rate of 0.353%.
(4)	Payable for sale-buyback transactions includes $135 of deferred price drop.

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(g)	Securities with an aggregate market value of $3,969,655 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(288)	$0	$(288)	$336	$48
BOM	0	(228,273)	0	(228,273)	228,061	(212)
BSN	0	(1,142,472)	0	(1,142,472)	1,140,702	(1,770)
IND	0	(762,430)	0	(762,430)	762,960	530
JPS	0	(231,152)	0	(231,152)	230,989	(163)
RDR	0	(1,134,906)	0	(1,134,906)	1,136,726	1,820
SGY	0	(21,195)	0	(21,195)	20,811	(384)
SSB	5,188	0	0	5,188	(5,297)	(109)

Master Securities Forward Transaction Agreement
BCY	0	0	(2,762)	(2,762)	2,765	3
BPS	0	0	(2,687)	(2,687)	2,684	(3)
GSC	0	0	(8,477)	(8,477)	8,484	7
MSC	0	0	(11,602)	(11,602)	11,744	142
MYI	0	0	(6,221)	(6,221)	6,189	(32)
TDM	0	0	(309,468)	(309,468)	306,677	2,791

Total Borrowings and Other Financing Transactions	$5,188	$(3,520,716)	$(341,217)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(288)	$(288)
U.S. Treasury Obligations	0	(3,362,994)	(51,648)	(105,786)	(3,520,428)

Total	$0	$(3,362,994)	$(51,648)	$(106,074)	$(3,520,716)

Sale-Buyback Transactions
Sovereign Issues	0	(8,908)	0	0	(8,908)
U.S. Treasury Obligations	(11,239)	(321,070)	0	0	(332,309)

Total	$(11,239)	$(329,978)	$0	$0	$(341,217)

Total Borrowings	$(11,239)	$(3,692,972)	$(51,648)	$(106,074)	$(3,861,933)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(3,861,933)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	959	$(205)	$12	$0
90-Day Eurodollar December Futures	Short	12/2017	959	381	0	(96)
Brent Crude June Futures	Short	04/2016	653	(100)	0	(183)
Euro-Bobl June Futures	Short	06/2016	180	1	2	(1)
Euro-BTP Italy Government Bond June Futures	Short	06/2016	685	(1,747)	16	(202)
Euro-Bund 10-Year Bond June Futures	Short	06/2016	846	(152)	260	(58)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	11,882	220	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	11,882	(1,221)	0	(53)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	5,015	2,836	1,097	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	2,668	1,140	1,001	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2016	418	71	95	(130)

Total Futures Contracts				$1,224	$2,483	$(723)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$45,700	$244	$132	$0	$(3)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.500%	12/17/2020	CAD	101,200	$(2,102)	$(403)	$110	$0
Pay	3-Month CAD-Bank Bill *	2.200	06/16/2026		97,800	4,754	593	0	(348)
Receive	3-Month USD-LIBOR	1.500	12/16/2017	$	56,000	(877)	(575)	0	(9)
Pay	3-Month USD-LIBOR *	1.250	06/15/2018		131,700	918	993	51	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		187,640	(8,337)	(3,749)	0	(315)
Pay	3-Month USD-LIBOR *	2.000	06/15/2021		31,200	1,159	362	58	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		108,300	6,777	6,024	262	0

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR *	3.000%	09/16/2025	$	222,800	$(9,255)	$(8,592)	$0	$(464)
Receive	3-Month USD-LIBOR	2.225	09/16/2025		9,300	(506)	(506)	0	(33)
Receive	3-Month USD-LIBOR	2.350	10/02/2025		30,700	(2,285)	(2,098)	0	(111)
Receive	3-Month USD-LIBOR *	2.800	10/28/2025		1,226,200	(38,608)	(31,960)	0	(2,512)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		214,570	(18,769)	(20,437)	0	(807)
Receive	3-Month USD-LIBOR *	2.500	02/22/2026		778,500	(12,118)	(9,627)	0	(1,537)
Receive	3-Month USD-LIBOR *	2.400	03/16/2026		279,600	(2,966)	(1,910)	0	(546)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		496,920	(26,439)	(11,051)	0	(1,816)
Receive	3-Month USD-LIBOR *	2.500	06/15/2046		700	(57)	6	0	(5)
Pay	3-Month USD-LIBOR *	2.500	06/15/2046		700	52	(4)	5	0
Receive	6-Month AUD-BBR-BBSW	3.000	12/17/2020	AUD	59,500	(1,452)	(336)	0	(185)
Pay	6-Month AUD-BBR-BBSW *	2.750	06/17/2026		58,300	475	512	349	0
Receive	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	5,280	30	(20)	3	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		5,280	74	71	0	(9)
Receive	6-Month GBP-LIBOR	2.000	09/16/2025	GBP	70,660	(5,846)	(8,302)	0	(137)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2026		125,980	(457)	(1,439)	0	(234)
Receive	6-Month GBP-LIBOR	2.000	09/16/2045		151,550	(19,544)	(28,231)	0	(994)
Pay	6-Month JPY-LIBOR	0.250	09/18/2020	JPY	4,940,300	674	74	0	(24)
Receive	6-Month JPY-LIBOR	0.300	03/18/2026		4,448,900	(563)	(108)	116	0
Pay	28-Day MXN-TIIE	6.420	07/10/2025	MXN	211,700	414	249	3	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		622,100	1,138	(193)	23	0

						$(133,716)	$(120,657)	$980	$(10,086)

Total Swap Agreements						$(133,472)	$(120,525)	$980	$(10,089)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(i)	Securities with an aggregate market value of $119,807 and cash of $28,377 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,505	$1,035	$3,540	$0	$(760)	$(10,089)	$(10,849)

(1)	Unsettled variation margin asset of $22 and liability of $(37) for closed futures and unsettled variation margin asset of $55 for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2016	$		322,705		GBP	223,976	$0	$(1,019)
	05/2016		GBP	223,976	$		322,728	1,014	0
	05/2016		INR	2,686,641			38,430	0	(1,837)
BOA	04/2016		AUD	16,135			11,554	0	(814)
	04/2016		BRL	60,181			16,910	173	0
	04/2016		EUR	322,245			355,125	0	(11,558)
	04/2016	$		16,061		BRL	60,181	676	0
	05/2016		CNH	75,768	$		11,550	0	(148)
	05/2016		INR	1,465,137			20,992	0	(967)
	05/2016	$		70,857		INR	4,825,806	1,472	0
	05/2016			608		MXN	10,702	9	0
	05/2016			9,341		TWD	312,503	381	0
	10/2016		BRL	194,640	$		48,276	0	(3,105)
	04/2017		DKK	37,901			5,738	0	(134)
BPS	05/2016		TWD	3,524,540			105,557	0	(4,096)
	05/2016	$		708		MYR	3,082	87	0
	10/2016		BRL	53,400	$		12,867	0	(1,230)
	01/2017			127,200			29,291	0	(3,478)
BRC	05/2016		MXN	1,856,111			104,134	0	(2,851)
	05/2016	$		35,328		KRW	42,584,371	1,797	0
	05/2016			9,476		MXN	165,701	79	(4)
CBK	04/2016		BRL	67,175	$		18,875	193	0
	04/2016		EUR	43,324			48,020	0	(1,278)
	04/2016		GBP	305,320			426,582	0	(11,934)
	04/2016	$		18,505		BRL	67,175	177	0
	04/2016			121,116		EUR	110,539	4,666	0
	04/2016			46,625		GBP	33,646	1,699	0
	05/2016		CAD	1,628	$		1,190	0	(64)
	05/2016		EUR	4,067			4,631	0	0
	05/2016		TRY	11,872			3,985	0	(174)
	05/2016	$		10,108		INR	699,656	379	0
	05/2016			13,577		KRW	16,373,862	698	0
	05/2016			261		SGD	365	10	0
	06/2016			5,090		COP	15,788,583	144	0
	07/2016		BRL	127,000	$		33,910	0	(529)
	10/2016			163,960			39,679	0	(3,602)
	01/2017		CNH	62,357			8,978	0	(528)
DUB	01/2017		BRL	205,150			47,666	0	(5,184)
	01/2017		CNH	1,945			281	0	(16)
	04/2017		DKK	10,166			1,539	0	(35)
FBF	05/2016	$		1,492		KRW	1,799,949	77	0
GLM	04/2016		BRL	130,276	$		36,606	374	0
	04/2016		EUR	13,064			14,406	0	(459)
	04/2016		NZD	136,295			90,985	0	(3,222)
	04/2016	$		32,564		BRL	130,275	3,668	0
	04/2016			42,657		GBP	30,490	1,134	0
	05/2016			554		EUR	494	9	0
	05/2016			2,634		KRW	3,176,867	136	0
	05/2016			1		TWD	33	0	0
	06/2016		COP	25,069,058	$		7,432	0	(878)
	10/2016		BRL	200			50	0	(3)
	01/2017			230,800			53,996	0	(5,462)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	04/2016	$		23,133		JPY	2,603,577	$1	$0
	05/2016		JPY	2,603,577	$		23,148	0	(5)
	05/2016		MXN	926,618			52,709	0	(701)
	05/2016	$		46,405		KRW	55,963,747	2,385	0
	05/2016			41,301		TWD	1,387,489	1,866	0
	07/2016		BRL	139,500	$		37,257	0	(572)
	01/2017		CNH	114,005			16,501	0	(878)
JPM	04/2016		BRL	495,898			144,533	7,313	(696)
	04/2016		JPY	28,100			248	0	(2)
	04/2016	$		139,006		BRL	495,898	155	(1,246)
	04/2016			14,284		EUR	13,143	671	0
	04/2016			24,153		GBP	17,208	562	0
	05/2016		CNH	332,221	$		50,618	0	(675)
	05/2016		INR	5,263,775			75,658	0	(3,236)
	05/2016		KRW	134,205,004			111,535	0	(5,466)
	05/2016	$		43,729		BRL	160,831	644	0
	05/2016			1,656		GBP	1,151	0	(3)
	05/2016			11		KRW	13,238	1	0
	05/2016			10,998		TWD	367,829	446	0
	07/2016		BRL	7,500	$		2,003	0	(30)
	10/2016			633,380			153,604	0	(13,594)
	01/2017			224,600			52,835	0	(5,026)
MSB	04/2016			176,152			49,496	506	0
	04/2016	$		44,291		BRL	176,152	4,699	0
	10/2016		BRL	18,960	$		4,571	0	(434)
NAB	04/2016		JPY	2,575,477			23,016	132	0
SCX	04/2016	$		1,495		EUR	1,347	38	0
	04/2016			92,626		NZD	136,295	1,581	0
	05/2016		CNH	6,098	$		930	0	(11)
	05/2016		NZD	136,295			92,483	0	(1,579)
	05/2016	$		44,377		TWD	1,484,854	1,819	0
	09/2016		CNH	196,609	$		29,830	0	(330)
	10/2016			251,556			38,529	0	(7)
	01/2017			209,376			30,444	0	(1,474)
SOG	05/2016			163,144			24,862	0	(327)
TOR	01/2017		BRL	148,900			34,042	0	(4,317)
UAG	04/2016	$		12,130		AUD	16,135	238	0
	04/2016			283,986		EUR	253,604	4,590	0
	05/2016		AUD	16,135	$		12,114	0	(238)
	05/2016		EUR	253,604			284,230	0	(4,596)
	05/2016	$		56,267		INR	3,916,181	2,429	0
	05/2016			12,252		KRW	14,761,210	617	0
	05/2016			425		PLN	1,695	28	0

Total Forward Foreign Currency Contracts								$49,773	$(110,052)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/11/2016	$	1,939,800	$1,649	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	07/05/2016		1,952,300	666	6

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$	48,700	$15	$2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		92,270	6,293	5,462
FBF	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	3.400	12/05/2016		227,700	1,662	234
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/29/2016		756,100	605	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		1,346,200	421	125
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		4,992,700	1,697	201
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/06/2016		733,200	678	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/23/2016		935,800	1,731	207
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/24/2016		927,400	1,660	212
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/01/2016		25,800	9	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.605	10/17/2018		71,700	6,596	5,738
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	11/15/2018		18,800	1,880	1,535
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	12/10/2018		18,800	1,970	1,593
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600	03/29/2019		80,600	7,603	7,281
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		24,100	9	1
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		1,834,000	587	74

								$35,731	$22,672

Total Purchased Options								$35,731	$22,672

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016	$	13,466	$(32)	$0
BRC	Call - OTC CDX.IG-25 5-Year Index	Buy	0.900	04/20/2016		30,900	(31)	(46)
	Call - OTC CDX.IG-25 5-Year Index	Buy	0.950	04/20/2016		14,026	(16)	(42)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016		13,040	(22)	(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		13,206	(28)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		24,600	(49)	(4)
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.600	06/15/2016	EUR	64,300	(98)	(63)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	06/15/2016		64,300	(108)	(114)
CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016	$	13,800	(29)	(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		30,900	(58)	(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	05/18/2016		22,790	(55)	(3)
FBF	Call - OTC CDX.IG-25 5-Year Index	Buy	0.900	04/20/2016		13,440	(13)	(20)
MYC	Call - OTC CDX.IG-25 5-Year Index	Buy	0.950	04/20/2016		27,602	(34)	(84)

							$(573)	$(379)

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC EUR versus USD	$	1.100	05/03/2016	EUR	54,220	$(250)	$(86)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	20,600	$(177)	$(78)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		264,700	(2,362)	(46)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		34,000	(439)	(8)
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016		34,900	(29)	0
	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018		50,000	(495)	(173)
GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	52,400	(2,384)	(655)
JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	182,300	(1,326)	(82)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		27,400	(190)	(13)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		149,900	(1,694)	(1,551)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		64,700	(1,194)	(821)

							$(10,290)	$(3,427)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$ 461,350	$(6,496)	$(5,674)
FBF	Call - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.500	06/23/2016	724,600	(1,304)	(1,827)
	Put - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.100	06/23/2016	724,600	(879)	(366)
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.300	04/25/2016	186,500	(727)	(1,319)
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.400	12/05/2016	227,700	(1,810)	(3,770)
MYC	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.300	04/19/2016	209,300	(870)	(1,412)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/17/2018	333,300	(6,613)	(5,312)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/15/2018	87,600	(1,882)	(1,459)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	12/10/2018	87,600	(1,974)	(1,505)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300	03/29/2019	380,900	(7,637)	(7,169)

							$(30,192)	$(29,813)

Total Written Options							$(41,305)	$(33,705)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$3,270,651	EUR	402,099	GBP	0	$(42,892)
Sales	4,771	10,193,377		2,133,296		156,800	(82,376)
Closing Buys	(1,850)	(4,070,616)		(753,000)		(100,800)	41,298
Expirations	(1,833)	(2,251,610)		(1,190,618)		(56,000)	24,522
Exercised	(1,088)	(2,672,082)		(356,557)		0	18,143

Balance at End of Period	0	$4,469,720	EUR	235,220	GBP	0	$(41,305)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Goldman Sachs Group, Inc.	1.000%	09/20/2020	0.961%	$	1,500	$(1)	$4	$3	$0
	Indonesia Government International Bond	1.000	12/20/2019	1.423		8,900	(213)	81	0	(132)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	830	(7)	9	2	0
BRC	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.961	$	4,700	(5)	14	9	0
	Indonesia Government International Bond	1.000	12/20/2019	1.423		38,300	(1,049)	480	0	(569)
	Volkswagen International Finance NV	1.000	03/20/2017	0.834	EUR	1,100	12	(10)	2	0
CBK	Volkswagen International Finance NV	1.000	03/20/2017	0.834		8,100	90	(72)	18	0
GST	Chesapeake Energy Corp.	5.000	09/20/2018	34.026	$	300	(29)	(113)	0	(142)
	Greece Government International Bond	1.000	12/20/2016	14.469		1,800	(135)	(38)	0	(173)
HUS	Indonesia Government International Bond	1.000	12/20/2019	1.423		7,800	(185)	69	0	(116)
JPM	Chesapeake Energy Corp.	5.000	09/20/2018	34.026		300	(23)	(120)	0	(143)
MYC	Chesapeake Energy Corp.	5.000	09/20/2018	34.026		600	(53)	(232)	0	(285)

							$(1,598)	$72	$34	$(1,560)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
GST	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$23,700	$(1,245)	$180	$0	$(1,065)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	4,800	(335)	120	0	(215)

					$(1,580)	$300	$0	$(1,280)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.348%	05/15/2030	GBP	9,100	$(22)	$878	$856	$0
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017	$	27,900	0	145	145	0
	Receive	3-Month USD-CPURNSA Index	2.500	07/15/2022		50,000	330	(6,165)	0	(5,835)
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		9,400	0	14	14	0
BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	23,600	110	2,315	2,425	0
	Pay	1-Month GBP-UKRPI	3.300	12/15/2030		600	3	30	33	0
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017	EUR	3,000	0	(28)	0	(28)
	Receive	3-Month USD-CPURNSA Index	1.560	11/05/2016	$	1,800	0	(36)	0	(36)
BRC	Receive	3-Month USD-CPURNSA Index	1.950	09/16/2016		115,600	0	(3,604)	0	(3,604)
	Receive	3-Month USD-CPURNSA Index	1.908	04/15/2017		134,600	0	(4,626)	0	(4,626)
	Receive	3-Month USD-CPURNSA Index	2.018	08/19/2017		209,800	52	(7,661)	0	(7,609)
CBK	Pay	1-Month GBP-UKRPI	3.325	08/15/2030	GBP	50,800	(168)	4,011	3,843	0
	Pay	1-Month GBP-UKRPI	3.275	09/15/2030		7,300	0	446	446	0
	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016	EUR	39,900	4	(313)	0	(309)
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018		2,300	(3)	(25)	0	(28)
	Receive	3-Month EUR-EXT-CPI Index	0.640	09/15/2018		1,700	0	(20)	0	(20)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		2,600	0	(30)	0	(30)
DUB	Pay	1-Month GBP-UKRPI	3.350	05/15/2030	GBP	20,300	0	1,925	1,925	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		45,600	107	3,343	3,450	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	4,000	0	(40)	0	(40)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017		1,200	0	(12)	0	(12)
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018		2,900	0	(31)	0	(31)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		7,200	4	(86)	0	(82)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016	$	22,700	$0	$(697)	$0	$(697)
	Receive	3-Month USD-CPURNSA Index	1.845	11/29/2016		24,200	0	(668)	0	(668)
	Receive	3-Month USD-CPURNSA Index	1.825	11/29/2016		18,700	(2)	(502)	0	(504)
	Receive	3-Month USD-CPURNSA Index	2.360	01/28/2017		37,100	0	(1,978)	0	(1,978)
	Receive	3-Month USD-CPURNSA Index	2.005	09/06/2017		100,000	0	(3,611)	0	(3,611)
	Receive	3-Month USD-CPURNSA Index	1.725	03/04/2019		19,500	0	(233)	0	(233)
	Pay	3-Month USD-CPURNSA Index	2.065	05/12/2025		34,900	0	1,074	1,074	0
FBF	Pay	1-Month GBP-UKRPI	3.335	04/15/2035	GBP	4,800	3	383	386	0
	Pay	1-Month GBP-UKRPI	3.500	10/15/2044		14,400	(295)	3,855	3,560	0
	Pay	1-Month GBP-UKRPI	3.550	11/15/2044		2,600	(4)	732	728	0
	Pay	1-Month GBP-UKRPI	3.450	12/15/2044		300	(1)	61	60	0
	Pay	1-Month GBP-UKRPI	3.530	12/15/2044		2,600	22	659	681	0
	Receive	3-Month USD-CPURNSA Index	2.095	08/29/2017	$	88,700	0	(3,540)	0	(3,540)
GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	34,920	0	1,974	1,974	0
	Pay	1-Month GBP-UKRPI	3.195	04/15/2030		28,200	0	1,599	1,599	0
	Pay	1-Month GBP-UKRPI	3.320	05/15/2030		37,800	0	3,262	3,262	0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		15,500	48	1,545	1,593	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		71,200	(182)	5,568	5,386	0
	Pay	1-Month GBP-UKRPI	3.358	04/15/2035		12,400	0	1,111	1,111	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	11,600	(16)	(125)	0	(141)
	Receive	3-Month USD-CPURNSA Index	1.730	04/15/2016	$	207,600	(441)	(5,271)	0	(5,712)
	Receive	3-Month USD-CPURNSA Index	2.415	02/12/2017		98,100	0	(5,357)	0	(5,357)
	Receive	3-Month USD-CPURNSA Index	1.942	04/15/2017		213,100	0	(7,634)	0	(7,634)
	Receive	3-Month USD-CPURNSA Index	2.175	10/01/2018		115,800	9	(5,660)	0	(5,651)
JPM	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	2,100	(1)	217	216	0
	Receive	3-Month EUR-EXT-CPI Index	0.320	09/15/2016	EUR	18,100	0	(143)	0	(143)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017		5,800	0	(57)	0	(57)
	Receive	3-Month USD-CPURNSA Index	1.890	09/06/2016	$	31,700	0	(933)	0	(933)
MYC	Receive	3-Month EUR-EXT-CPI Index	0.623	09/15/2018	EUR	3,300	0	(37)	0	(37)
	Pay	3-Month USD-CPURNSA Index	2.058	05/12/2025	$	6,400	0	192	192	0
RYL	Receive	3-Month USD-CPURNSA Index	1.935	10/23/2016		66,700	0	(2,047)	0	(2,047)
	Receive	3-Month USD-CPURNSA Index	1.550	11/05/2016		1,300	0	(26)	0	(26)
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017		411,800	278	(23,928)	0	(23,650)
SOG	Receive	3-Month EUR-EXT-CPI Index	0.680	10/15/2018	EUR	2,000	1	(26)	0	(25)
UAG	Pay	1-Month GBP-UKRPI	3.195	04/15/2030	GBP	23,600	0	1,338	1,338	0
	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017	EUR	14,300	7	(130)	0	(123)

42	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	3-Month EUR-EXT-CPI Index	0.610%	09/15/2018	EUR	22,600	$0	$(244)	$0	$(244)
	Pay	3-Month USD- CPURNSA Index	2.063	05/12/2025	$	45,300	0	1,381	1,381	0

							$(157)	$(47,466)	$37,678	$(85,301)

Total Swap Agreements							$(3,335)	$(47,094)	$37,712	$(88,141)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(k)	Securities with an aggregate market value of $128,229 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agree ments	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agree ments	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$1,014	$0	$0	$1,014	$(2,856)	$0	$0	$(2,856)	$(1,842)	$1,866	$24
BOA	2,711	0	1,020	3,731	(16,726)	0	(5,967)	(22,693)	(18,962)	16,878	(2,084)
BPS	87	0	2,458	2,545	(8,804)	(78)	(64)	(8,946)	(6,401)	5,765	(636)
BRC	1,876	0	11	1,887	(2,855)	(270)	(16,408)	(19,533)	(17,646)	17,951	305
CBK	7,966	6	4,307	12,279	(18,109)	(59)	(387)	(18,555)	(6,276)	9,177	2,901
DUB	0	5,464	6,449	11,913	(5,235)	(5,847)	(7,856)	(18,938)	(7,025)	4,123	(2,902)
FBF	77	234	5,415	5,726	0	(7,302)	(3,540)	(10,842)	(5,116)	5,102	(14)
GLM	5,321	326	14,925	20,572	(10,024)	(655)	(24,495)	(35,174)	(14,602)	12,307	(2,295)
GST	0	0	0	0	0	0	(1,380)	(1,380)	(1,380)	1,297	(83)
HUS	4,252	0	0	4,252	(2,156)	0	(116)	(2,272)	1,980	(2,048)	(68)
JPM	9,792	0	216	10,008	(29,974)	(2,553)	(1,276)	(33,803)	(23,795)	20,887	(2,908)
MEI	0	0	0	0	0	0	(215)	(215)	(215)	0	(215)
MSB	5,205	0	0	5,205	(434)	0	0	(434)	4,771	(3,940)	831
MYC	0	16,567	192	16,759	0	(16,941)	(322)	(17,263)	(504)	(2,930)	(3,434)
NAB	132	0	0	132	0	0	0	0	132	(270)	(138)
NGF	0	1	0	1	0	0	0	0	1	0	1
RYL	0	74	0	74	0	0	(25,723)	(25,723)	(25,649)	26,136	487
SCX	3,438	0	0	3,438	(3,401)	0	0	(3,401)	37	(340)	(303)
SOG	0	0	0	0	(327)	0	(25)	(352)	(352)	329	(23)
TOR	0	0	0	0	(4,317)	0	0	(4,317)	(4,317)	3,878	(439)
UAG	7,902	0	2,719	10,621	(4,834)	0	(367)	(5,201)	5,420	(5,290)	130

Total Over the Counter	$49,773	$22,672	$37,712	$110,157	$(110,052)	$(33,705)	$(88,141)	$(231,898)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,505	$2,505
Swap Agreements	0	0	0	0	1,035	1,035

	$0	$0	$0	$0	$3,540	$3,540

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,773	$0	$49,773
Purchased Options	0	0	0	0	22,672	22,672
Swap Agreements	0	34	0	0	37,678	37,712

	$0	$34	$0	$49,773	$60,350	$110,157

	$0	$34	$0	$49,773	$63,890	$113,697

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$183	$0	$0	$0	$577	$760
Swap Agreements	0	3	0	0	10,086	10,089

	$183	$3	$0	$0	$10,663	$10,849

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$110,052	$0	$110,052
Written Options	0	379	0	86	33,240	33,705
Swap Agreements	0	2,840	0	0	85,301	88,141

	$0	$3,219	$0	$110,138	$118,541	$231,898

	$183	$3,222	$0	$110,138	$129,204	$242,747

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(131)	$0	$0	$0	$(619)	$(750)
Written Options	1,501	0	0	0	772	2,273
Futures	13,533	0	0	0	(86,212)	(72,679)
Swap Agreements	0	5,139	0	0	(71,491)	(66,352)

	$14,903	$5,139	$0	$0	$(157,550)	$(137,508)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$142,202	$0	$142,202
Purchased Options	0	0	0	0	(14,425)	(14,425)
Written Options	0	1,344	0	8,487	32,449	42,280
Swap Agreements	0	(386)	0	(249)	2,722	2,087

	$0	$958	$0	$150,440	$20,746	$172,144

	$14,903	$6,097	$0	$150,440	$(136,804)	$34,636

44	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(536)	$0	$0	$0	$4,008	$3,472
Swap Agreements	0	170	0	0	(97,059)	(96,889)

	$(536)	$170	$0	$0	$(93,051)	$(93,417)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(260,147)	$0	$(260,147)
Purchased Options	0	0	0	0	(5,835)	(5,835)
Written Options	0	47	0	41,650	2,754	44,451
Swap Agreements	0	7,727	0	192	20,837	28,756

	$0	$7,774	$0	$(218,305)	$17,756	$(192,775)

	$(536)	$7,944	$0	$(218,305)	$(75,295)	$(286,192)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$188	$0	$188
Corporate Bonds & Notes
Banking & Finance	1,640	595,130	31,633	628,403
Industrials	0	201,709	0	201,709
Utilities	0	27,674	0	27,674
U.S. Government Agencies	0	385,840	0	385,840
U.S. Treasury Obligations	0	11,647,483	0	11,647,483
Non-Agency Mortgage-Backed Securities	0	336,012	0	336,012
Asset-Backed Securities	0	305,455	0	305,455
Sovereign Issues	0	1,223,694	0	1,223,694
Preferred Securities
Banking & Finance	10,496	0	0	10,496
Short-Term Instruments
Certificates of Deposit	0	92,666	0	92,666
Repurchase Agreements	0	5,188	0	5,188
U.S. Treasury Bills	0	10,191	0	10,191

	$12,136	$14,831,230	$31,633	$14,874,999

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$365,125	$0	$0	$365,125

Total Investments	$377,261	$14,831,230	$31,633	$15,240,124

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,483	980	0	3,463
Over the counter	0	110,157	0	110,157

	$2,483	$111,137	$0	$113,620

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(723)	(10,089)	0	(10,812)
Over the counter	0	(231,898)	0	(231,898)

	$(723)	$(241,987)	$0	$(242,710)

Totals	$379,021	$14,700,380	$31,633	$15,111,034

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2016.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2016	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and

46	PIMCO REAL RETURN FUND

March 31, 2016

sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have

ANNUAL REPORT	MARCH 31, 2016	47

Notes to Financial Statements (Cont.)

been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Fund has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the

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total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in

ANNUAL REPORT	MARCH 31, 2016	49

Notes to Financial Statements (Cont.)

foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board

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or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with

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Notes to Financial Statements (Cont.)

their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2016 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$13	$0	$(13)	$0	$0	$0	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2016	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$431,652	$4,870,448	$(4,937,230)	$197	$58	$365,125	$647	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital.

(b) Investments in Securities

Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

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Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2016, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers,

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Notes to Financial Statements (Cont.)

including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2016 are disclosed in the Notes to Schedule of Investments.

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U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Fund may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are

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included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial

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derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying

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instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  The Fund may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements,

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securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap (see below), however, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund

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and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based

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on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate

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swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Fund may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

To the extent that the Fund may invest in securities and instruments that are economically tied to Russia, the Fund is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system,

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and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Fund’s clearing broker or the exchange or clearinghouse itself. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

ANNUAL REPORT	MARCH 31, 2016	67

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
0.20%	0.30%	0.20%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

68	PIMCO REAL RETURN FUND

March 31, 2016

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.50%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended March 31, 2016, the Distributor retained $5,990,318 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000, the valuation oversight committee lead receives an additional annual retainer of $8,500 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional annual retainer of $4,250) and the governance committee chair receives an additional annual retainer of $2,250. The Lead Independent Trustee receives an annual retainer of $13,000.

ANNUAL REPORT	MARCH 31, 2016	69

Notes to Financial Statements (Cont.)

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2016, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$565,712	$180,130

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

70	PIMCO REAL RETURN FUND

March 31, 2016

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2016, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$14,284,513	$15,293,808	$1,998,340	$2,895,621

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2016		Year Ended 03/31/2015
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	128,867	$1,389,395	219,305	$2,499,143
Class P	23,746	255,787	42,741	487,897
Administrative Class	19,295	206,251	31,250	353,267
Class D	14,389	155,190	31,424	355,985
Class A	35,490	380,937	56,539 ^	642,750 ^
Class B	0	0	2	22
Class C	2,502	26,908	4,105	46,501
Class R	7,287	78,347	10,117	114,711

Issued as reinvestment of distributions
Institutional Class	5,378	57,873	23,350	259,138
Class P	520	5,590	2,213	24,475
Administrative Class	437	4,703	2,947	32,662
Class D	556	5,971	3,719	41,198
Class A	943	10,133	6,544	72,573
Class B	0	0	18	197
Class C	47	492	2,279	25,142
Class R	103	1,105	1,074	11,862

Cost of shares redeemed
Institutional Class	(252,593)	(2,700,813)	(264,137)	(2,980,267)
Class P	(32,392)	(347,026)	(35,740)	(403,646)
Administrative Class	(45,461)	(496,124)	(59,852)	(680,305)
Class D	(41,869)	(449,015)	(47,466)	(537,808)
Class A	(62,622)	(672,026)	(106,650)	(1,211,420)
Class B	0	0	(959)^	(10,736)^
Class C	(24,616)	(264,739)	(38,994)	(441,916)
Class R	(11,876)	(127,514)	(11,536)	(130,466)
Net increase (decrease) resulting from Fund share transactions	(231,869)	$(2,478,575)	(127,707)	$(1,429,041)
†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	At the NYSE Close on March 25, 2015, 595 Class B shares in the amount of $6,624 converted into Class A shares of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

ANNUAL REPORT	MARCH 31, 2016	71

Notes to Financial Statements (Cont.)

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2016, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

PIMCO Real Return Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral-Capital (4)	Qualified Late-Year Loss Deferral-Ordinary (5)
$0	$0	$34,541	$(102,868)	$(286,289)	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

72	PIMCO REAL RETURN FUND

March 31, 2016

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and convertible preferred securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through March 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2015 through March 31, 2016 and Ordinary losses realized during the period January 1, 2016 through March 31, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO Real Return Fund

Short-Term	Long-Term
$75,042	$211,247
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

PIMCO Real Return Fund

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$15,033,047	$344,066	$(136,989)	$207,077
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and convertible preferred securities for federal income tax purposes.

For the fiscal years ended March 31, 2016 and March 31, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

PIMCO Real Return Fund

March 31, 2016			March 31, 2015
Income Distributions (7)	Capital Gain Distributions	Return of Capital (8)	Income Distributions (7)	Capital Gain Distributions	Return of Capital (8)
$31,081	$0	$61,509	$513,859	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2016	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Real Return Fund (one series of PIMCO Funds, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

74	PIMCO REAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MEI	Merrill Lynch International
BCY	Barclays Capital, Inc.	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	MSC	Morgan Stanley & Co., Inc.
BOM	Bank of Montreal	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NAB	National Australia Bank Ltd.
BSN	Bank of Nova Scotia	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	RDR	RBC Capital Markets
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SGY	Societe Generale, New York
GSC	Goldman Sachs & Co.	SOG	Societe Generale
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	Toronto Dominion Bank
JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
JPS	JPMorgan Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
COP	Colombian Peso	PLN	Polish Zloty
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CMBX	Commercial Mortgage-Backed Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	NCUA	National Credit Union Administration
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	YOY	Year-Over-Year

ANNUAL REPORT	MARCH 31, 2016	75

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Real Return Fund	0.00%	1.09%	$31,081	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

76	PIMCO REAL RETURN FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees*
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Lead Independent Trustee	05/2000 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2016	77

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

78	PIMCO REAL RETURN FUND

(Unaudited)

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2016	79

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

80	PIMCO REAL RETURN FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2016	81

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3015AR_033116

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2016	$4,559,978
March 31, 2015	$4,754,957

(b) Fiscal Year Ended	Audit-Related Fees (1)
March 31, 2016	$25,000
March 31, 2015	$10,750

(c) Fiscal Year Ended	Tax Fees
March 31, 2016	$18,000
March 31, 2015	$13,500

(d) Fiscal Year Ended	All Other Fees (2)
March 31, 2016	$—
March 31, 2015	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-

project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2016	March 31, 2015
PIMCO Funds	$43,000	$24,250
Pacific Investment Management Company LLC (“PIMCO”)	9,185,875	9,316,931

Totals	$9,228,875	$9,341,181

(h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

E. Philip Cannon

Jennifer Holden Dunbar

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Total Return Fund

March 31, 2016

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 128.1%
BANK LOAN OBLIGATIONS 0.2%
Albertson’s Holdings LLC
5.500% due 12/21/2022		$19,950	$19,975
Avago Technologies Cayman Ltd.
4.250% due 02/01/2023		65,000	64,761
Lombard Street CLO PLC
0.182% - 1.190% due 02/28/2023	EUR	1,453	1,611
0.182% - 1.190% due 02/28/2023	GBP	3,343	4,596
0.182% - 1.190% due 02/28/2023		$10,561	10,103
Scorpio Bulkers, Inc.
0.840% due 06/30/2028		21	21
Swissport Investments S.A.
6.250% due 02/09/2022	EUR	30,000	34,046
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		$8,400	7,916
4.000% due 04/01/2022		19,507	18,464

Total Bank Loan Obligations (Cost $159,349)			161,493

CORPORATE BONDS & NOTES 20.6%
BANKING & FINANCE 16.4%
Abbey National Treasury Services PLC
1.142% due 03/13/2017		1,800	1,798
2.500% due 03/14/2019		11,375	11,511
AerCap Aviation Solutions BV
6.375% due 05/30/2017		1,495	1,545
AerCap Ireland Capital Ltd.
4.250% due 07/01/2020		17,300	17,495
Air Lease Corp.
3.750% due 02/01/2022		25	25
Alexandria Real Estate Equities, Inc.
3.900% due 06/15/2023		20,000	20,271
Ally Financial, Inc.
2.500% due 03/15/2017 (j)		274,300	270,312
2.750% due 01/30/2017		12,465	12,434
3.300% due 07/18/2016		255	256
3.500% due 07/18/2016		115,486	115,832
3.500% due 01/27/2019		69,457	68,589
4.750% due 09/10/2018		119,254	121,788
5.500% due 02/15/2017		137,561	140,425
6.250% due 12/01/2017		68,489	71,571
8.000% due 03/15/2020		23,306	26,161
American Express Bank FSB
6.000% due 09/13/2017		188,210	199,903
American Express Centurion Bank
6.000% due 09/13/2017		178,900	190,014
American Express Co.
6.800% due 09/01/2066		320	322
American Express Credit Corp.
1.682% due 09/14/2020		25,400	25,272
2.600% due 09/14/2020		25,000	25,633
American International Group, Inc.
3.750% due 07/10/2025		27,000	27,032
4.875% due 06/01/2022		15	17
ASIF SRL
3.000% due 02/17/2017	EUR	6,983	8,108
14.605% due 04/09/2018		7,126,000	5,259
AXA S.A.
7.125% due 12/15/2020	GBP	10	17
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (i)		$11,200	11,550
Banco do Brasil S.A.
9.000% due 06/18/2024 (i)		1,290	902
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^	EUR	9,400	2,621
4.000% due 01/21/2019 ^		20,600	5,743
4.750% due 01/15/2018 ^		32,800	9,144
Banco Popolare SC
3.500% due 03/14/2019		4,436	5,177
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$75,185	76,764
Banco Santander Chile
1.517% due 04/11/2017		900	894

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bank of America Corp.
0.947% due 08/15/2016		$2,000	$1,997
1.163% due 05/02/2017		1,100	1,092
1.239% due 08/25/2017		57,000	56,790
1.495% due 04/01/2019		5,900	5,846
2.000% due 01/11/2018		10	10
2.650% due 04/01/2019		40	41
3.300% due 01/11/2023		13,965	14,108
3.875% due 03/22/2017		30,200	30,908
3.875% due 08/01/2025		93,008	96,957
3.950% due 04/21/2025		20	20
4.000% due 04/01/2024		69,493	73,048
4.100% due 07/24/2023		43,490	45,960
4.125% due 01/22/2024		37,000	39,274
5.650% due 05/01/2018		1,700	1,826
5.700% due 01/24/2022		2,525	2,905
5.750% due 12/01/2017		49,639	52,774
6.000% due 09/01/2017		31,925	33,754
6.050% due 05/16/2016		400	402
6.300% due 03/10/2026 (i)		8,000	8,279
6.400% due 08/28/2017		251,427	267,351
6.875% due 04/25/2018		543,557	597,198
7.800% due 09/15/2016		2,000	2,056
8.680% due 05/02/2017		395	403
Bank of America N.A.
0.914% due 06/15/2016		98,360	98,337
0.934% due 06/15/2017		4,400	4,372
1.040% due 05/08/2017		256,000	255,563
1.088% due 11/14/2016		25,500	25,505
1.750% due 06/05/2018		16,000	16,003
5.300% due 03/15/2017		11,250	11,646
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		72,900	79,993
Bank of Nova Scotia
1.450% due 04/25/2018		80	80
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.652% due 09/14/2018		25,000	25,046
Bankia S.A.
4.375% due 02/14/2017	EUR	8,600	10,139
Barclays Bank PLC
7.625% due 11/21/2022		$96,000	103,380
7.750% due 04/10/2023		13,399	14,086
10.000% due 05/21/2021	GBP	3,100	5,593
10.179% due 06/12/2021		$266,737	339,426
14.000% due 06/15/2019 (i)	GBP	372,034	676,728
Barclays PLC
8.000% due 12/15/2020 (i)	EUR	6,200	6,843
BBVA Bancomer S.A.
6.500% due 03/10/2021		$164,450	180,484
Bear Stearns Cos. LLC
1.008% due 11/21/2016		900	900
6.400% due 10/02/2017		70,525	75,471
7.250% due 02/01/2018		21,000	23,073
Bellsouth Capital Funding Corp.
7.875% due 02/15/2030		150	190
BFC Finance Corp.
7.375% due 12/01/2017		263	273
Blackstone CQP Holdco LP
9.296% due 03/19/2019		117,773	119,098
BPCE S.A.
1.188% due 11/18/2016		400	400
1.272% due 06/17/2017		305,700	305,291
1.385% due 03/06/2017	GBP	1,200	1,727
Capital One Financial Corp.
4.750% due 07/15/2021		$80	88
Central American Bank for Economic Integration
3.875% due 02/09/2017		180	181
CIT Group, Inc.
4.250% due 08/15/2017		48,676	49,655
5.250% due 03/15/2018		38,845	40,282
5.500% due 02/15/2019		43,598	45,151
6.625% due 04/01/2018		4,091	4,311
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	21,044
Citigroup, Inc.
1.136% due 05/01/2017		112,100	111,962
1.175% due 03/10/2017		27,835	27,803

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.498% due 07/30/2018		$26,700	$26,608
1.579% due 07/25/2016		27,805	27,852
1.700% due 07/25/2016		300	301
2.009% due 03/30/2021		72,200	72,463
2.650% due 10/26/2020		55,000	55,602
2.700% due 03/30/2021		24,700	24,920
3.700% due 01/12/2026		15,000	15,432
4.000% due 08/05/2024		20	20
8.400% due 04/30/2018 (i)		5,000	5,506
Corporate Office Properties LP
5.000% due 07/01/2025		28,500	28,804
Countrywide Financial Corp.
6.250% due 05/15/2016		44,755	45,010
Credit Agricole S.A.
1.177% due 06/12/2017		272,200	271,696
1.213% due 06/02/2017		99,300	98,979
6.500% due 06/23/2021 (i)	EUR	5,350	5,960
7.500% due 06/23/2026 (i)	GBP	7,100	8,965
7.875% due 01/23/2024 (i)		$2,250	2,135
8.125% due 12/23/2025 (i)		4,800	4,807
8.125% due 09/19/2033		38,880	42,360
Credit Suisse AG
0.991% due 07/15/2016	GBP	1,400	2,011
1.125% due 05/26/2017		$118,220	117,911
1.375% due 05/26/2017		850	848
6.500% due 08/08/2023		14,600	15,765
Credit Suisse Group AG
6.250% due 12/18/2024 (i)		200	184
Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		25,000	24,900
3.750% due 03/26/2025		51,600	49,407
3.800% due 09/15/2022		50,000	49,848
Denali International LLC/Denali Finance Corp.
5.625% due 10/15/2020		600	634
Digital Realty Trust LP
3.400% due 10/01/2020		20,000	20,475
3.950% due 07/01/2022		31,200	31,819
4.750% due 10/01/2025		10,000	10,204
Eksportfinans ASA
2.375% due 05/25/2016		61,890	61,959
2.875% due 11/16/2016	CHF	1,300	1,365
5.500% due 05/25/2016		$16,290	16,384
5.500% due 06/26/2017		54,303	56,606
FNBC Pass-Through Trust
8.080% due 01/05/2018		50	52
Ford Motor Credit Co. LLC
1.070% due 11/08/2016		62,700	62,499
1.154% due 09/08/2017		161,200	159,200
1.500% due 01/17/2017		19,250	19,230
1.684% due 09/08/2017		400	399
1.700% due 05/09/2016		18,130	18,143
1.870% due 05/09/2016		30,700	30,724
2.200% due 01/08/2019		52,600	52,548
2.240% due 06/15/2018		600	600
2.375% due 01/16/2018		2,200	2,211
2.943% due 01/08/2019		21,300	21,640
3.200% due 01/15/2021		41,375	42,372
3.336% due 03/18/2021		58,700	60,501
3.984% due 06/15/2016		43,130	43,406
4.207% due 04/15/2016		24,810	24,832
4.250% due 02/03/2017		18,940	19,367
5.000% due 05/15/2018		4,200	4,438
5.875% due 08/02/2021		13,996	16,067
6.625% due 08/15/2017		5,850	6,208
8.000% due 12/15/2016		202,619	211,593
General Motors Financial Co., Inc.
2.400% due 04/10/2018		16,375	16,381
2.625% due 07/10/2017		28,900	29,087
3.200% due 07/13/2020		63,300	63,246
3.250% due 05/15/2018		16,535	16,821
3.500% due 07/10/2019		28,400	29,150
4.375% due 09/25/2021		17,000	17,600
4.750% due 08/15/2017		36,712	37,913
6.750% due 06/01/2018		10,970	11,857
Goldman Sachs Group, Inc.
1.288% due 05/22/2017		800	800

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.834% due 09/15/2020		$25,000	$24,843
2.399% due 02/25/2021		100,000	101,454
2.750% due 09/15/2020		25,000	25,414
2.875% due 02/25/2021		26,900	27,416
3.500% due 01/23/2025		19,500	19,726
3.750% due 05/22/2025		4,900	5,027
3.850% due 07/08/2024		16,113	16,684
5.250% due 07/27/2021		1,100	1,240
6.250% due 09/01/2017		1,200	1,278
7.500% due 02/15/2019		300	346
GSPA Monetization Trust
6.422% due 10/09/2029		20,700	23,498
HBOS PLC
0.466% due 03/21/2017	EUR	2,800	3,183
0.598% due 09/01/2016		1,000	1,135
1.329% due 09/30/2016		$81,090	80,774
1.336% due 09/06/2017		34,650	34,408
6.750% due 05/21/2018		273,366	296,322
HCP, Inc.
4.000% due 12/01/2022		30,000	30,210
Hospitality Properties Trust
4.250% due 02/15/2021		56,100	57,005
HSBC Finance Corp.
1.065% due 06/01/2016		200	200
6.676% due 01/15/2021		100	115
HSBC Holdings PLC
2.874% due 03/08/2021		49,700	50,887
3.400% due 03/08/2021		29,300	29,925
4.000% due 03/30/2022		85	89
4.300% due 03/08/2026		46,000	47,495
6.000% due 09/29/2023 (i)	EUR	1,900	2,054
6.375% due 03/30/2025 (i)		$7,900	7,485
Huntington Bancshares, Inc.
3.150% due 03/14/2021		25,000	25,399
International Lease Finance Corp.
2.584% due 06/15/2016		5,000	5,005
5.750% due 05/15/2016		67,302	67,489
6.750% due 09/01/2016		184,363	187,359
7.125% due 09/01/2018		41,275	45,093
8.750% due 03/15/2017		34,520	36,450
Intesa Sanpaolo SpA
2.375% due 01/13/2017		35,025	35,184
5.017% due 06/26/2024		331	311
JPMorgan Chase & Co.
0.202% due 02/19/2017	EUR	700	798
1.138% due 02/15/2017		$2,500	2,502
1.169% due 04/25/2018		50,255	50,091
2.115% due 03/01/2021		25,000	25,396
2.250% due 01/23/2020		5,200	5,246
2.550% due 10/29/2020		26,000	26,378
2.550% due 03/01/2021		25,000	25,247
2.750% due 06/23/2020		108,400	111,115
3.250% due 09/23/2022		5	5
3.625% due 05/13/2024		1,700	1,775
3.875% due 02/01/2024		10,650	11,363
3.900% due 07/15/2025		23,300	24,805
6.100% due 10/01/2024 (i)		50,000	51,013
6.125% due 06/27/2017		130	137
6.750% due 02/01/2024 (i)		91,900	101,021
JPMorgan Chase Bank N.A.
0.000% due 10/04/2016 (f)		299,189	296,073
0.962% due 06/13/2016		67,215	67,223
1.053% due 06/02/2017 (l)		316,600	316,448
5.375% due 09/28/2016	GBP	8,200	12,003
6.000% due 10/01/2017		$261,000	277,173
KBC Bank NV
8.000% due 01/25/2023		53,000	57,373
KeyCorp
2.900% due 09/15/2020		25,000	25,447
LeasePlan Corp. NV
2.500% due 05/16/2018		462	458
Liberty Mutual Group, Inc.
4.850% due 08/01/2044		45	43
Liberty Property LP
4.750% due 10/01/2020		75	81
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		23,500	23,500

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lloyds Bank PLC
6.500% due 09/14/2020		$100	$113
12.000% due 12/16/2024 (i)		1,099,900	1,483,061
13.000% due 12/19/2021	AUD	27,200	22,015
Lloyds Banking Group PLC
7.625% due 06/27/2023 (i)	GBP	28,900	40,265
MetLife Capital Trust
9.250% due 04/08/2068		$300	408
MetLife, Inc.
4.050% due 03/01/2045		25	24
7.717% due 02/15/2019		120	139
Metropolitan Life Global Funding
2.300% due 04/10/2019		50	51
Mitsubishi UFJ Financial Group, Inc.
2.515% due 03/01/2021		11,800	12,044
Morgan Stanley
1.996% due 02/01/2019		10,000	10,099
2.450% due 02/01/2019		35,000	35,544
3.750% due 02/25/2023		45	47
5.450% due 01/09/2017		130	134
5.500% due 01/26/2020		100	112
5.550% due 04/27/2017		500	521
5.625% due 09/23/2019		200	223
5.950% due 12/28/2017		1,200	1,285
6.250% due 08/28/2017		400	425
Murray Street Investment Trust
4.647% due 03/09/2017		43,780	45,122
National Australia Bank Ltd.
1.259% due 07/23/2018		1,600	1,595
2.250% due 03/16/2021		16,600	16,781
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	8,400	9,399
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		$165	236
Navient Corp.
4.625% due 09/25/2017		3,940	3,992
4.875% due 06/17/2019		5,000	4,838
5.500% due 01/15/2019		74,475	73,544
8.450% due 06/15/2018 (l)		218,996	235,421
8.780% due 09/15/2016	MXN	183,200	10,654
Novo Banco S.A.
5.000% due 04/04/2019	EUR	1,666	1,460
5.000% due 04/23/2019		11,494	10,056
5.000% due 05/14/2019		3,700	3,237
5.000% due 05/21/2019		9,756	8,535
5.000% due 05/23/2019		3,979	3,481
Omega Healthcare Investors, Inc.
5.250% due 01/15/2026		$33,300	34,008
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		88,600	97,308
OneMain Financial Holdings LLC
6.750% due 12/15/2019		16,825	16,905
7.250% due 12/15/2021		45,475	45,475
Pinnacol Assurance
8.625% due 06/25/2034 (j)		15,000	16,185
Piper Jaffray Cos.
5.060% due 10/09/2018		70,000	71,006
Preferred Term Securities Ltd.
1.014% due 09/23/2035		3,742	2,919
Prologis LP
4.250% due 08/15/2023		6,000	6,510
Rabobank Group
2.500% due 01/19/2021		11,600	11,739
4.375% due 08/04/2025		46,000	47,653
6.875% due 03/19/2020	EUR	12,500	16,819
8.375% due 07/26/2016 (i)		$7,700	7,821
8.400% due 06/29/2017 (i)		800	846
11.000% due 06/30/2019 (i)		211,357	254,400
Rio Oil Finance Trust
9.250% due 07/06/2024		12,700	8,001
9.750% due 01/06/2027		43,900	26,513
Royal Bank of Canada
1.875% due 02/05/2020		15	15
2.200% due 09/23/2019		9,595	9,785
2.300% due 03/22/2021		56,300	56,854
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024 (l)		537	517
6.100% due 06/10/2023		584	599

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.990% due 10/05/2017 (i)		$47,350	$51,848
7.648% due 09/30/2031 (i)		15,090	17,731
Royal Bank of Scotland PLC
9.500% due 03/16/2022		700	742
Santander Issuances S.A.U.
5.911% due 06/20/2016		11,040	11,116
Shinhan Bank
4.125% due 10/04/2016 (l)		18,900	19,192
Sirius International Group Ltd.
6.375% due 03/20/2017		95	97
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		2,400	2,396
SL Green Realty Corp.
4.500% due 12/01/2022		200	207
5.000% due 08/15/2018		68	71
7.750% due 03/15/2020		400	469
Springleaf Finance Corp.
5.750% due 09/15/2016		5,340	5,381
6.500% due 09/15/2017		3,200	3,280
6.900% due 12/15/2017		39,420	40,800
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		2,900	2,958
3.784% due 03/09/2026		43,800	45,169
Swedbank Hypotek AB
1.375% due 03/28/2018		1,300	1,301
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	8,927	11,129
5.744% due 04/13/2040		7,792	10,185
5.801% due 10/13/2040		19,793	25,352
Toronto-Dominion Bank
2.250% due 03/15/2021		$56,300	56,896
Turkiye Garanti Bankasi A/S
3.124% due 04/20/2016		85,800	85,933
UBS AG
1.195% due 06/01/2017		36,700	36,680
1.485% due 06/01/2020		13,300	13,265
4.750% due 05/22/2023		9,100	9,242
5.875% due 12/20/2017		233	250
7.250% due 02/22/2022		3,950	4,072
7.625% due 08/17/2022		36,250	41,571
UBS Group Funding Jersey Ltd.
2.443% due 04/14/2021 (c)		179,800	180,010
2.950% due 09/24/2020		20,000	20,095
3.000% due 04/15/2021		38,000	38,107
4.125% due 04/15/2026 (c)		43,000	43,067
Virgin Media Secured Finance PLC
5.250% due 01/15/2021		200	213
WEA Finance LLC
3.250% due 10/05/2020		25,000	25,573
3.750% due 09/17/2024		6,000	6,120
Wells Fargo & Co.
2.500% due 03/04/2021		24,000	24,332
3.500% due 03/08/2022		7,400	7,879
5.900% due 06/15/2024 (i)		74,800	75,899
7.980% due 03/15/2018 (i)		144,300	149,516
Wells Fargo Bank N.A.
0.894% due 06/15/2017		119,000	118,562
6.000% due 11/15/2017		600	644

			14,461,439

INDUSTRIALS 2.5%
AbbVie, Inc.
1.800% due 05/14/2018		700	705
2.500% due 05/14/2020		7,269	7,412
Actavis Funding SCS
3.000% due 03/12/2020		515	531
3.800% due 03/15/2025		10	10
4.550% due 03/15/2035		15	16
Alibaba Group Holding Ltd.
2.500% due 11/28/2019		31,000	31,344
Altria Group, Inc.
4.000% due 01/31/2024		30	33
America West Airlines Pass-Through Trust
6.870% due 07/02/2018		221	224
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		20,000	20,574
3.300% due 02/01/2023		9,535	9,925

4	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Anthem, Inc.
4.650% due 08/15/2044	$50	$50
Apple, Inc.
1.000% due 05/03/2018	30	30
Asciano Finance Ltd.
4.625% due 09/23/2020	30	30
Baidu, Inc.
2.750% due 06/09/2019	24,600	25,004
BAT International Finance PLC
2.750% due 06/15/2020	40,900	42,102
Baxalta, Inc.
1.404% due 06/22/2018	21,450	21,026
2.875% due 06/23/2020	12,500	12,496
3.600% due 06/23/2022	5,000	5,074
4.000% due 06/23/2025	4,100	4,176
Becton Dickinson and Co.
1.800% due 12/15/2017	300	301
BMW U.S. Capital LLC
0.973% due 06/02/2017 (l)	199,400	198,827
Burlington Northern Santa Fe LLC
3.000% due 03/15/2023	5	5
Canadian Pacific Railway Co.
4.450% due 03/15/2023	125	134
CBS Corp.
4.000% due 01/15/2026	8,000	8,376
CC Holdings GS LLC
3.849% due 04/15/2023	1,000	1,033
CCO Safari LLC
3.579% due 07/23/2020	30,000	30,691
4.464% due 07/23/2022	53,600	56,216
4.908% due 07/23/2025	50,000	52,838
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	400	455
Cemex S.A.B. de C.V.
7.750% due 04/16/2026	4,500	4,634
Chesapeake Energy Corp.
3.872% due 04/15/2019	1,800	706
Cimarex Energy Co.
5.875% due 05/01/2022	1,000	1,034
Cisco Systems, Inc.
2.125% due 03/01/2019	35	36
City of Hope
5.623% due 11/15/2043	30,000	36,165
Comcast Corp.
4.200% due 08/15/2034	55	58
ConAgra Foods, Inc.
1.900% due 01/25/2018	13,000	13,062
2.100% due 03/15/2018	1,821	1,826
ConocoPhillips Co.
3.350% due 05/15/2025	65	62
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019	2,273	2,364
7.707% due 10/02/2022	1,510	1,646
9.000% due 01/08/2018	9,211	9,420
Continental Resources, Inc.
3.800% due 06/01/2024	20	16
4.500% due 04/15/2023	8,320	6,999
5.000% due 09/15/2022	3,600	3,121
Corning, Inc.
2.900% due 05/15/2022	5	5
4.700% due 03/15/2037	25	25
CSN Islands Corp.
6.875% due 09/21/2019 (l)	17,900	10,024
CVS Pass-Through Trust
8.353% due 07/10/2031	234	296
Daimler Finance North America LLC
1.329% due 08/03/2017	17,700	17,699
Dell, Inc.
3.100% due 04/01/2016	163	163
Devon Energy Corp.
2.250% due 12/15/2018	6,460	6,034
3.250% due 05/15/2022	2,000	1,695
4.750% due 05/15/2042	5,000	3,680
5.850% due 12/15/2025 (l)	28,500	27,571
Domtar Corp.
9.500% due 08/01/2016	12,527	12,865
Dow Chemical Co.
8.550% due 05/15/2019	100	119
Ecopetrol S.A.
4.125% due 01/16/2025	30	26

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Energy Transfer Partners LP
2.500% due 06/15/2018		$22,100	$21,406
3.600% due 02/01/2023		24,395	21,200
4.050% due 03/15/2025		4,200	3,705
4.150% due 10/01/2020		2,500	2,427
4.650% due 06/01/2021		2,300	2,214
4.750% due 01/15/2026		65,700	60,377
4.900% due 02/01/2024		25	23
5.150% due 02/01/2043		1,000	774
5.150% due 03/15/2045		3,015	2,352
5.200% due 02/01/2022		13,325	12,666
6.125% due 12/15/2045		2,000	1,801
6.700% due 07/01/2018		6,500	6,824
Enterprise Products Operating LLC
1.650% due 05/07/2018		40	40
3.350% due 03/15/2023		3,700	3,690
3.700% due 02/15/2026		4,500	4,477
3.750% due 02/15/2025		8,750	8,754
4.850% due 08/15/2042		1,284	1,195
4.850% due 03/15/2044		2,500	2,355
ERAC USA Finance LLC
2.800% due 11/01/2018		30	30
GATX Corp.
1.250% due 03/04/2017		95	94
General Motors Co.
3.500% due 10/02/2018		145	149
4.000% due 04/01/2025		30	29
8.375% due 07/05/2033		20,000	0
Georgia-Pacific LLC
5.400% due 11/01/2020		200	224
Gerdau Trade, Inc.
5.750% due 01/30/2021		300	269
GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023		20	21
Hamilton College
4.750% due 07/01/2113		58,970	52,819
Hanson Ltd.
6.125% due 08/15/2016		73,000	74,402
HCA, Inc.
3.750% due 03/15/2019		60,291	61,913
5.875% due 03/15/2022		300	325
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	42,200	43,818
4.500% due 12/06/2016	JPY	1,230,000	10,194
5.014% due 12/27/2017	EUR	16,800	17,372
Hidden Ridge Facility Trustee
5.750% due 01/01/2021		$6,125	6,480
Hilton Worldwide Finance LLC
5.625% due 10/15/2021		8,000	8,330
Host Hotels & Resorts LP
3.750% due 10/15/2023		40	39
Howard Hughes Medical Institute
3.500% due 09/01/2023		60	64
HP, Inc.
4.650% due 12/09/2021		80	85
Hyundai Capital America
2.550% due 02/06/2019		70	71
Imperial Tobacco Finance PLC
2.950% due 07/21/2020		40,100	41,173
3.750% due 07/21/2022		29,000	30,334
7.750% due 06/24/2019	GBP	100	170
Intel Corp.
2.450% due 07/29/2020 (l)		$26,500	26,478
3.100% due 07/29/2022 (l)		10,600	10,596
Johnson & Johnson
2.450% due 03/01/2026		20,000	20,124
3.550% due 03/01/2036		19,700	20,504
4.375% due 12/05/2033		35	40
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		1,400	1,384
3.950% due 09/01/2022		16,790	16,149
4.150% due 02/01/2024		5,000	4,716
4.250% due 09/01/2024		4,000	3,796
5.950% due 02/15/2018		4,700	4,922
6.850% due 02/15/2020		2,200	2,407
Kinder Morgan, Inc.
1.500% due 03/16/2022	EUR	60,101	64,949
2.250% due 03/16/2027		14,900	14,977
3.050% due 12/01/2019		$8,200	8,083

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.000% due 02/15/2021		$23,873	$24,398
5.050% due 02/15/2046		2,500	2,131
5.550% due 06/01/2045		5,000	4,460
Korea National Oil Corp.
4.000% due 10/27/2016		200	203
Kraft Heinz Foods Co.
1.600% due 06/30/2017		27,700	27,800
2.000% due 07/02/2018		24,100	24,340
2.250% due 06/05/2017		100	101
2.800% due 07/02/2020		18,250	18,717
3.500% due 07/15/2022		7,800	8,199
3.950% due 07/15/2025		19,800	21,132
5.200% due 07/15/2045		11,400	12,809
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		24,300	21,262
4.500% due 08/15/2025		2,000	1,710
MGM Resorts International
6.875% due 04/01/2016		11,306	11,306
7.500% due 06/01/2016		113,793	114,789
7.625% due 01/15/2017		33,835	35,188
NBCUniversal Media LLC
4.375% due 04/01/2021		300	336
Newell Rubbermaid, Inc.
4.200% due 04/01/2026		10,500	11,004
5.375% due 04/01/2036		2,100	2,237
5.500% due 04/01/2046		7,500	8,150
Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		2,443	2,608
7.041% due 10/01/2023		8,773	9,658
7.150% due 04/01/2021		4,705	5,047
NXP BV
3.500% due 09/15/2016		239	240
Omnicom Group, Inc.
3.600% due 04/15/2026 (c)		6,000	6,161
Pactiv LLC
8.125% due 06/15/2017		9,800	10,045
Pepsi Bottling Group, Inc.
7.000% due 03/01/2029		150	209
Pioneer Natural Resources Co.
3.950% due 07/15/2022		210	212
President and Fellows of Harvard College
6.500% due 01/15/2039		1,000	1,459
Regency Energy Partners LP
4.500% due 11/01/2023		35,125	31,051
5.000% due 10/01/2022		31,976	30,107
5.500% due 04/15/2023		2,243	2,005
5.750% due 09/01/2020		1,000	1,001
5.875% due 03/01/2022		36,534	35,553
6.500% due 07/15/2021		1,400	1,386
Reynolds American, Inc.
4.000% due 06/12/2022		11,942	13,002
4.450% due 06/12/2025		24,600	27,128
Rockies Express Pipeline LLC
5.625% due 04/15/2020		29,680	28,196
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		9,500	9,179
5.750% due 05/15/2024		15,500	14,880
Statoil ASA
5.100% due 08/17/2040		5,000	5,500
Telefonica Emisiones S.A.U.
5.462% due 02/16/2021		40	46
Tesco PLC
5.125% due 04/10/2047	EUR	8,300	8,936
Time Warner Cable, Inc.
5.850% due 05/01/2017		$1,600	1,668
8.250% due 04/01/2019		240	280
Time Warner, Inc.
4.650% due 06/01/2044		70	69
5.350% due 12/15/2043		20	21
TransCanada PipeLines Ltd.
3.125% due 01/15/2019		19,000	19,217
4.875% due 01/15/2026		27,240	28,818
Transcontinental Gas Pipe Line Co. LLC
7.850% due 02/01/2026		53,000	61,298
UAL Pass-Through Trust
9.200% due 03/29/2049 ^		508	2
10.400% due 05/01/2018		11,477	11,936
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		9,700	61
Valeant Pharmaceuticals International, Inc.
4.500% due 05/15/2023	EUR	27,600	23,279

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017		$1,500	$1,490
1.650% due 05/22/2018		2,000	1,973
Williams Partners LP
3.350% due 08/15/2022		9,961	8,143
3.600% due 03/15/2022		33,250	27,338
3.900% due 01/15/2025		4,195	3,399
4.000% due 11/15/2021		2,000	1,741
5.250% due 03/15/2020		4,811	4,616
Worthington Industries, Inc.
4.550% due 04/15/2026		30	30
Wynn Las Vegas LLC
4.250% due 05/30/2023		200	185
Wynn Macau Ltd.
5.250% due 10/15/2021		200	190
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		10,237	10,394
3.150% due 04/01/2022		280	285
3.550% due 04/01/2025		322	326

			2,195,439

UTILITIES 1.7%
AT&T, Inc.
2.800% due 02/17/2021		31,600	32,393
3.400% due 05/15/2025		20,300	20,389
3.600% due 02/17/2023		63,000	65,569
4.750% due 05/15/2046		18,000	17,633
BellSouth Corp.
4.821% due 04/26/2021		155,300	155,691
Blue Racer Midstream LLC
6.125% due 11/15/2022		24,464	20,489
BP Capital Markets PLC
2.237% due 05/10/2019		5,000	5,064
3.245% due 05/06/2022		130	134
British Telecommunications PLC
5.750% due 12/07/2028	GBP	75	137
Duke Energy Corp.
3.950% due 10/15/2023		$2,400	2,554
Electricite de France S.A.
1.150% due 01/20/2017		30	30
Entergy Corp.
4.000% due 07/15/2022		17,500	18,593
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020		200	214
Genesis Energy LP
5.750% due 02/15/2021		17,166	15,664
6.750% due 08/01/2022		61,834	58,047
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		2,400	2,631
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		19,450	20,347
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 §		113,082	36,752
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 §		8,840	2,033
6.750% due 10/01/2023 §		13,895	3,196
Petrobras Global Finance BV
2.000% due 05/20/2016		15,705	15,686
2.238% due 05/20/2016		22,028	22,006
2.762% due 01/15/2019		75,017	61,146
3.000% due 01/15/2019		2,600	2,235
3.002% due 03/17/2017		233,634	226,064
3.250% due 03/17/2017		26,040	25,617
3.500% due 02/06/2017		4,103	4,044
3.522% due 03/17/2020		1,800	1,390
4.375% due 05/20/2023		92,665	67,849
4.875% due 03/17/2020		5,000	4,173
5.375% due 01/27/2021		45,700	37,632
5.750% due 01/20/2020		59,100	51,062
5.875% due 03/01/2018		38,900	37,433
6.250% due 03/17/2024		15,800	12,675
6.750% due 01/27/2041		900	646
6.850% due 06/05/2115		92,750	64,201
7.875% due 03/15/2019		156,750	150,715
Plains All American Pipeline LP
2.600% due 12/15/2019		2,500	2,370
2.850% due 01/31/2023		3,800	3,229
4.300% due 01/31/2043		1,500	1,093
4.650% due 10/15/2025		8,250	7,647
4.700% due 06/15/2044		1,500	1,129
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		4,017	4,298
6.750% due 09/30/2019		8,400	9,611

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Shell International Finance BV
2.375% due 08/21/2022		$140	$139
3.250% due 05/11/2025		8,500	8,580
4.375% due 05/11/2045		4,800	4,833
Sprint Communications, Inc.
6.000% due 12/01/2016		4,885	4,879
8.375% due 08/15/2017		37,186	36,861
Telecom Italia SpA
7.375% due 12/15/2017	GBP	13,000	20,249
Verizon Communications, Inc.
1.036% due 06/09/2017		$15,000	14,973
2.625% due 02/21/2020		35	36
3.000% due 11/01/2021		10	10
3.450% due 03/15/2021		3	3
3.500% due 11/01/2024		15	16
4.400% due 11/01/2034		10	10
4.500% due 09/15/2020		33,325	36,896
4.600% due 04/01/2021		10,785	12,012
5.050% due 03/15/2034		40	43
5.150% due 09/15/2023		43,312	50,088
6.400% due 09/15/2033		29	36
Virginia Electric & Power Co.
4.450% due 02/15/2044		10	11
Williams Partners LP
4.875% due 05/15/2023		24,000	20,876

			1,502,062

Total Corporate Bonds & Notes (Cost $17,606,692)			18,158,940

MUNICIPAL BONDS & NOTES 4.0%
CALIFORNIA 2.2%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029		120	151
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		63,500	88,978
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		20,335	28,708
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030		100	128
6.907% due 10/01/2050		71,900	106,021
6.918% due 04/01/2040		28,100	39,851
7.043% due 04/01/2050		82,020	121,545
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		73,500	92,054
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039		37,745	55,377
7.350% due 11/01/2039		99,720	146,883
7.500% due 04/01/2034		56,402	82,505
7.550% due 04/01/2039		37,062	56,780
California State General Obligation Bonds, (BABs), Series 2010
6.650% due 03/01/2022		2,700	3,304
7.600% due 11/01/2040		118,805	184,838
7.625% due 03/01/2040		11,600	17,764
7.950% due 03/01/2036		163,535	198,556
California State General Obligation Notes, Series 2009
5.950% due 04/01/2016		3,200	3,200
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		34,355	46,295
8.000% due 03/01/2035		7,070	8,262
Irvine Unified School District, California Special Tax Notes, Series 2011
4.931% due 09/01/2016		500	506
5.395% due 09/01/2017		1,000	1,049
5.845% due 09/01/2018		750	810
6.328% due 09/01/2019		500	559
6.578% due 09/01/2020		1,000	1,149
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030		4,000	4,482
8.360% due 08/01/2040		9,525	10,723
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		39,265	53,581
7.618% due 08/01/2040		300	440

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	$59,920	$86,462
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	14,600	18,325
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	14,900	18,409
5.813% due 06/01/2040	27,600	35,269
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	264
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	44,000	56,222
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	45,883
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	56,400	76,492
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	31,390	42,640
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	14,707
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	15,800	22,876
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	20,000	22,891
San Francisco, California City & County Certificates of Participation Bonds, (BABs), Series 2009
6.487% due 11/01/2041	5,300	6,625
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	840
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,317
Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2006
5.581% due 10/01/2016	30	30
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	1,140
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	18,175	23,489
6.296% due 05/15/2050	29,500	35,314
University of California Revenue Bonds, Series 2011
0.938% due 07/01/2041	59,900	59,896

		1,924,590

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	195
Stratford, Connecticut General Obligation Bonds, Series 2013
6.000% due 08/15/2038	3,400	4,310

		4,505

GEORGIA 0.2%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	136,334	166,670
7.055% due 04/01/2057	1,665	1,963

		168,633

ILLINOIS 0.5%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	72,600	80,703
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	42,475	45,220
6.899% due 12/01/2040	207,565	248,806

6	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	$34,200	$35,042
7.750% due 01/01/2042	21,600	21,556
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	42,092

		473,419

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	30,570	30,723
LOUISIANA 0.0%
Administrators of the Tulane Educational Fund, Louisiana Revenue Bonds, Series 2013
5.000% due 10/01/2047	10,000	10,263
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	15,100	16,927

		27,190

MASSACHUSETTS 0.0%
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	21,400	24,000

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	285	261

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	10,000	12,387

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	6,100	9,061

NEW JERSEY 0.0%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2021 (f)	3,000	2,555
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	600	652

		3,207

NEW YORK 0.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.548% due 11/15/2031	22,525	29,654
6.648% due 11/15/2039	30,000	40,420
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	220
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.905% due 11/01/2024	400	468
New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	12,460	12,419
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	515
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	23,500	29,203
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	4,200	4,821
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	46,700	48,877

		166,597

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	81,000	100,059
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	175	212
7.834% due 02/15/2041	17,350	25,257
8.084% due 02/15/2050	161,160	245,216

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	$1,100	$1,481
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	14,200	14,199
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,672

		390,096

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,323
5.401% due 06/15/2022	3,500	3,882
5.501% due 06/15/2023	3,500	4,005
6.532% due 06/15/2039	40,450	47,480

		57,690

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	189
TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	7,989

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	44,900	61,054
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.712% due 04/01/2040	9,001	8,916
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.410% due 02/01/2030	18,600	23,024

		92,994

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	843

WASHINGTON 0.0%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	400	420

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	138,005	123,835

Total Municipal Bonds & Notes (Cost $3,083,374)		3,518,629

U.S. GOVERNMENT AGENCIES 36.7%
Bolivia Government AID Bond
0.376% due 02/01/2019	1,379	1,320
Fannie Mae
0.000% due 04/25/2018 - 03/25/2036 (b)(f)	2,859	2,718
0.000% due 10/09/2019 (f)	13,300	12,646
0.493% due 07/25/2037	326	307
0.533% due 01/25/2021	4	4
0.553% due 03/25/2034	95	94
0.563% due 03/25/2036	2,308	2,216
0.583% due 08/25/2034	83	82
0.621% due 08/25/2022 (a)	75,251	2,290
0.633% due 05/25/2035 - 10/27/2037	59,106	58,849
0.673% due 06/25/2032	16	16
0.683% due 05/25/2037	136	136
0.733% due 12/25/2028 - 03/25/2037	1,916	1,911
0.753% due 06/25/2037	247	247
0.783% due 08/25/2033 - 03/25/2044	2,079	2,080
0.793% due 03/25/2037	39	40
0.813% due 07/25/2037	1,334	1,341
0.833% due 06/25/2029 - 11/25/2036	2,957	2,964
0.840% due 04/18/2028	49	50
0.883% due 08/25/2021 - 09/25/2037	3,423	3,438

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.890% due 10/18/2030	$296	$299
0.933% due 03/25/2017 - 05/25/2040	628	634
0.953% due 10/25/2040	80	81
0.983% due 06/25/2018 - 09/25/2041	324	327
0.990% due 12/18/2031	76	77
1.013% due 08/25/2037	10,321	10,385
1.033% due 08/25/2022	3	3
1.063% due 05/25/2040	1,971	1,996
1.083% due 10/25/2023 - 03/25/2024	668	679
1.103% due 03/25/2038	113	115
1.133% due 10/25/2037 - 06/25/2040	5,341	5,441
1.155% due 11/01/2021	5,752	5,783
1.183% due 03/25/2038 - 11/25/2039	461	469
1.233% due 01/25/2022	6	6
1.263% due 01/25/2022	22	22
1.283% due 12/25/2021	10	11
1.333% due 04/25/2032	14	14
1.357% due 04/01/2027	12	12
1.433% due 04/25/2023	78	80
1.500% due 01/01/2021	3	3
1.522% due 07/01/2042 - 10/01/2044	23,465	23,937
1.523% due 12/01/2044	2,678	2,733
1.572% due 09/01/2041	8,003	8,162
1.722% due 10/01/2030 - 10/01/2040	2,869	2,941
1.730% due 06/01/2035	503	522
1.841% due 05/01/2023	70	71
1.864% due 04/01/2027	16	16
1.875% due 02/01/2022 - 12/01/2024	75	77
1.895% due 06/01/2030	25	26
1.899% due 03/01/2033	53	56
1.905% due 10/01/2020	7	7
1.920% due 11/01/2023	11	11
2.000% due 04/01/2017	5	5
2.022% due 12/01/2020	25	26
2.024% due 10/01/2034	129	135
2.029% due 06/01/2023	50	50
2.031% due 09/01/2035	50	52
2.036% due 03/01/2019	72	73
2.037% due 01/01/2036	306	321
2.042% due 10/01/2035	441	455
2.071% due 01/01/2020	104	107
2.077% due 02/01/2035	1,082	1,127
2.107% due 10/01/2034	799	838
2.131% due 09/01/2022	44	47
2.140% due 03/01/2035	29	30
2.145% due 11/01/2031	55	55
2.148% due 02/01/2034	46	49
2.150% due 05/01/2035	69	72
2.151% due 08/01/2025	438	464
2.166% due 04/01/2036	143	150
2.175% due 09/01/2034	544	572
2.177% due 02/01/2023	35	36
2.182% due 03/01/2034	8	9
2.197% due 03/01/2034	3,596	3,734
2.199% due 09/01/2035	6	6
2.200% due 08/01/2035	250	251
2.208% due 05/01/2034 - 09/01/2035	4,316	4,558
2.211% due 10/01/2034	751	798
2.212% due 11/01/2034 - 11/01/2035	2,179	2,273
2.217% due 11/01/2035	104	109
2.221% due 01/01/2035	3,252	3,385
2.223% due 02/01/2035	161	167
2.226% due 12/01/2034	110	115
2.234% due 01/01/2035	6,013	6,259
2.235% due 05/01/2024	6	6
2.249% due 07/01/2024	40	41
2.250% due 01/01/2020	1	1
2.253% due 02/01/2035	1,432	1,486
2.255% due 12/01/2034	94	98
2.260% due 06/01/2035	34	35
2.274% due 03/01/2033 - 01/01/2036	138	144

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.280% due 11/01/2034	$1,171	$1,234
2.285% due 11/01/2019 - 06/01/2035	371	388
2.295% due 05/01/2037	22	23
2.296% due 10/01/2035	13	13
2.298% due 10/01/2035	677	723
2.304% due 04/01/2038	11	12
2.305% due 11/01/2024	321	334
2.310% due 07/01/2019	13	13
2.315% due 12/01/2023	70	72
2.317% due 01/01/2035	60	62
2.321% due 06/01/2035	839	892
2.324% due 01/01/2035	3,298	3,438
2.329% due 12/01/2034	11	11
2.330% due 06/01/2021	77	80
2.336% due 07/01/2035	254	263
2.338% due 05/01/2033	77	81
2.340% due 11/01/2025	60	62
2.345% due 07/01/2026 - 07/01/2035	449	476
2.349% due 11/01/2032	31	32
2.355% due 09/01/2023 - 08/01/2035	1,391	1,462
2.356% due 01/01/2026	41	43
2.366% due 08/01/2035	375	397
2.367% due 04/01/2034 - 07/01/2034	18	19
2.368% due 08/01/2032	16	17
2.373% due 10/01/2019	17	18
2.375% due 09/01/2036	1	1
2.378% due 09/01/2035	649	691
2.382% due 05/01/2036	499	526
2.385% due 08/01/2033	10	11
2.386% due 05/01/2035	4,053	4,301
2.387% due 07/01/2035	27	28
2.390% due 09/01/2029	3	3
2.397% due 09/01/2034 - 08/01/2035	10,816	11,396
2.401% due 09/01/2033	55	58
2.402% due 09/01/2033	22	23
2.406% due 12/01/2025 - 08/01/2027	542	568
2.409% due 12/01/2034	585	622
2.410% due 11/01/2025 - 05/01/2035	1,788	1,897
2.412% due 11/01/2035	337	358
2.420% due 02/01/2019 - 10/01/2024	51	51
2.424% due 11/01/2025	214	227
2.425% due 08/01/2026 - 03/01/2035	53	55
2.426% due 06/01/2034	5	6
2.435% due 05/01/2035 - 07/01/2035	7,755	8,161
2.436% due 12/01/2022	11	12
2.444% due 12/01/2034	16	17
2.450% due 12/01/2023 - 06/01/2025	84	84
2.455% due 09/01/2024 - 05/25/2035	9,955	10,502
2.460% due 06/01/2035 - 09/01/2035	5,790	6,145
2.461% due 11/01/2023 - 07/01/2035	72	75
2.462% due 11/01/2034 - 06/01/2035	74	78
2.464% due 05/01/2025 - 05/01/2026	111	115
2.466% due 09/01/2037	40	42
2.468% due 12/01/2033	262	278
2.469% due 05/01/2035	1,349	1,427
2.470% due 07/01/2026	7	7
2.474% due 09/01/2035	65	68
2.475% due 05/01/2022	1	1
2.479% due 04/01/2034	102	107
2.481% due 11/01/2035	4,813	5,061
2.482% due 12/01/2035	34	36
2.487% due 09/01/2019 - 09/01/2035	670	707
2.490% due 08/01/2035	280	297
2.492% due 04/01/2027 - 11/01/2035	1,561	1,653
2.493% due 12/01/2035	285	294
2.496% due 12/01/2033	572	602
2.497% due 07/01/2033 - 01/01/2036	541	574
2.499% due 12/01/2034	32	33
2.500% due 07/01/2021 - 12/01/2035	418	441
2.502% due 01/01/2036	322	334

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.504% due 06/01/2030	$44	$45
2.506% due 11/01/2025	10	10
2.508% due 08/01/2035 - 09/01/2035	1,017	1,071
2.509% due 11/01/2035	2,397	2,542
2.510% due 09/01/2035	463	490
2.513% due 06/01/2035	1,883	1,990
2.515% due 09/01/2035	178	182
2.519% due 08/01/2035	113	116
2.520% due 10/01/2035	248	263
2.521% due 07/01/2017	96	96
2.524% due 03/01/2025	181	189
2.526% due 07/01/2034	1,542	1,642
2.527% due 10/01/2035	134	142
2.528% due 02/01/2027	112	116
2.535% due 02/01/2035 - 10/01/2035	1,867	1,959
2.536% due 02/01/2028	115	120
2.537% due 09/01/2017	54	55
2.540% due 08/01/2035	21	22
2.547% due 07/01/2035	1,294	1,371
2.549% due 11/01/2035 - 09/01/2037	477	491
2.550% due 08/01/2031	96	97
2.551% due 10/01/2024	47	48
2.552% due 05/01/2030	5	5
2.561% due 12/01/2025	163	168
2.565% due 11/01/2023 - 11/01/2025	130	132
2.575% due 10/01/2027	30	30
2.577% due 07/01/2020	16	16
2.578% due 04/01/2033 - 12/01/2036	96	102
2.579% due 04/01/2035	34	36
2.580% due 09/01/2035	214	224
2.582% due 02/01/2035	998	1,053
2.588% due 05/01/2030	4	4
2.594% due 04/01/2024	118	121
2.599% due 01/01/2035	637	674
2.608% due 11/01/2034	752	796
2.611% due 08/01/2027	56	57
2.612% due 03/01/2034 - 12/01/2035	2,524	2,641
2.616% due 06/01/2025	193	201
2.618% due 12/01/2033	188	198
2.625% due 08/01/2024 - 04/01/2035	1,313	1,384
2.627% due 10/01/2035	77	81
2.634% due 03/01/2036 - 01/01/2037	290	307
2.641% due 11/01/2034	1,604	1,692
2.655% due 11/01/2035	718	753
2.662% due 07/01/2035 - 08/01/2035	716	759
2.663% due 06/01/2033 - 02/01/2035	841	889
2.680% due 02/01/2022 - 12/01/2023	5,359	5,557
2.683% due 06/01/2035	471	497
2.687% due 09/01/2035	322	340
2.692% due 03/01/2035	585	620
2.732% due 01/01/2037	15	15
2.750% due 01/01/2018 - 08/01/2023	11,420	11,916
2.757% due 02/01/2036	76	81
2.774% due 12/01/2027	122	127
2.779% due 02/01/2035	35	36
2.782% due 10/01/2026	7	7
2.787% due 11/01/2035 - 02/01/2036	1,466	1,552
2.790% due 07/01/2022 - 03/01/2024	4,214	4,419
2.800% due 03/01/2018 - 08/01/2022	12,167	12,757
2.805% due 03/01/2036	493	516
2.810% due 02/01/2036	60	63
2.822% due 01/01/2036	206	219
2.825% due 02/01/2020	9	9
2.830% due 07/01/2022	3,554	3,736
2.836% due 12/01/2030	9	10
2.850% due 06/01/2022 - 12/01/2026	106	111
2.870% due 03/01/2022 - 09/01/2027	127,293	131,247
2.875% due 10/01/2023 - 02/01/2024	21	22
2.889% due 05/01/2035	29	31
2.902% due 03/01/2023	70	72

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.912% due 03/01/2036	$332	$348
2.919% due 03/01/2036	171	182
2.920% due 03/01/2022	3,867	4,046
2.940% due 12/01/2017	57	57
2.950% due 02/01/2021	12	12
2.960% due 05/01/2022 - 07/01/2022	6,802	7,191
2.973% due 05/01/2023	83	86
3.000% due 01/01/2022 - 12/01/2043	253,404	262,379
3.025% due 11/01/2022	7	7
3.037% due 03/01/2036	150	158
3.040% due 04/01/2022	3,018	3,176
3.043% due 05/01/2022	8,466	8,996
3.058% due 08/01/2022	153	159
3.085% due 04/01/2018	27	28
3.155% due 05/01/2022	575	612
3.301% due 10/01/2027	77	78
3.330% due 11/01/2021	15,602	16,722
3.345% due 09/01/2021	2	2
3.375% due 03/01/2023 - 10/01/2024	50	51
3.380% due 11/01/2021	1,020	1,096
3.414% due 10/01/2020	346	373
3.420% due 11/01/2021	5,213	5,603
3.437% due 03/01/2022	61,016	65,819
3.473% due 07/01/2024	21	21
3.474% due 02/01/2033	1	1
3.500% due 10/01/2018 - 08/01/2045	187,169	199,919
3.539% due 02/01/2021	11	11
3.555% due 06/01/2022	12	12
3.570% due 11/01/2021	2,706	2,929
3.619% due 12/01/2020	275	298
3.717% due 02/25/2033	999	1,063
3.735% due 09/01/2028	21	21
3.811% due 08/01/2027	174	181
3.830% due 07/01/2021	293	320
3.840% due 05/01/2018	350	366
3.980% due 07/01/2021	125,500	137,860
4.000% due 03/01/2019 - 08/01/2044	69,907	74,293
4.295% due 11/01/2021	23	23
4.326% due 12/01/2036	262	279
4.380% due 06/01/2021	523	581
4.409% due 02/01/2028	7	7
4.500% due 11/01/2016 - 10/01/2045	392,897	428,589
4.631% due 09/01/2034	210	220
4.661% due 03/01/2023	187	192
5.000% due 06/01/2018 - 02/01/2045	65,085	72,118
5.030% due 05/01/2024	2,099	2,471
5.106% due 06/01/2029	17	17
5.500% due 09/01/2017 - 02/01/2042	125,711	141,043
5.637% due 02/25/2037 (a)	40	7
5.640% due 06/01/2036	47	47
5.667% due 06/25/2037 - 08/25/2043 (a)	41,996	9,529
5.703% due 12/25/2042	11,957	13,746
5.717% due 12/25/2042 (a)	8,529	1,297
5.750% due 12/20/2027 - 08/25/2034	1,349	1,532
5.767% due 03/25/2039 (a)	43,640	4,081
5.790% due 10/01/2017	354	373
5.817% due 05/25/2037 - 01/25/2040 (a)	2,679	467
5.867% due 08/25/2042 (a)	35,571	7,831
5.947% due 03/25/2037 (a)	126	23
6.000% due 04/01/2016 - 10/25/2044	391,588	447,205
6.047% due 09/01/2036	2	2
6.067% due 02/25/2037 (a)	600	102
6.117% due 07/25/2036 (a)	1,258	236
6.160% due 08/01/2017	133	138
6.167% due 12/25/2036 - 06/25/2037 (a)	1,037	184
6.207% due 12/25/2036 (a)	441	87
6.217% due 07/25/2037 (a)	813	119
6.250% due 07/01/2024 - 02/25/2029	418	465
6.290% due 02/25/2029	75	80
6.300% due 10/17/2038	1,094	1,133
6.324% due 10/25/2042	10,318	12,097

8	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.327% due 05/25/2037 (a)	$95	$20
6.500% due 02/01/2017 - 02/25/2047	32,523	36,905
6.750% due 10/25/2023	76	85
6.869% due 08/25/2037	77	84
6.900% due 05/25/2023	10	11
7.000% due 08/01/2016 - 01/25/2048	4,993	5,573
7.067% due 09/25/2038 (a)	539	70
7.375% due 05/25/2022	229	258
7.500% due 07/01/2016 - 07/25/2041	1,880	1,996
7.569% due 03/25/2039	5	5
7.750% due 01/25/2022	133	142
7.780% due 01/01/2018	1,680	1,678
7.800% due 10/25/2022 - 06/25/2026	60	69
8.000% due 12/25/2016 - 08/01/2032	5,351	6,364
8.000% due 08/18/2027 (a)	3	1
8.060% due 04/01/2030	1,425	1,767
8.500% due 06/01/2017 - 07/01/2037	1,319	1,519
8.750% due 01/25/2021	33	35
8.827% due 10/25/2043	67,530	84,179
9.000% due 04/01/2017 - 11/01/2025	324	359
9.000% due 06/25/2022 (a)	10	2
9.082% due 11/25/2040	2	2
9.201% due 09/25/2028	20	21
9.250% due 04/25/2018	2	2
9.300% due 05/25/2018 - 08/25/2019	4	4
9.500% due 01/01/2018 - 03/01/2026	147	156
10.000% due 08/01/2017 - 05/01/2022	18	18
903.213% due 08/25/2021 (a)	0	1
Fannie Mae, TBA
3.000% due 04/01/2031 - 05/01/2046	2,984,000	3,076,782
3.500% due 04/01/2031 - 06/01/2046	7,546,000	7,917,004
4.000% due 04/01/2046 - 06/01/2046	9,456,000	10,100,029
4.500% due 04/01/2046 - 06/01/2046	2,021,100	2,198,018
5.000% due 04/01/2046	49,200	54,446
5.500% due 04/01/2031 - 05/01/2046	361,000	402,861
6.000% due 04/01/2046	28,000	31,912
FDIC Structured Sale Guaranteed Notes
0.928% due 11/29/2037	5,827	5,814
2.980% due 12/06/2020	2,722	2,770
Federal Housing Administration
1.000% due 08/01/2020	143	142
6.896% due 07/01/2020	1,862	1,767
7.110% due 05/01/2019	155	155
7.315% due 08/01/2019	1,501	1,495
7.350% due 04/01/2019	6	6
7.375% due 02/01/2018	37	37
7.430% due 10/01/2018 - 05/01/2024	1,549	1,535
7.460% due 01/01/2023	11	11
7.465% due 11/01/2019	410	409
Freddie Mac
0.200% due 09/25/2043 (a)	1,070,789	6,915
0.473% due 12/25/2036	4,438	4,420
0.686% due 07/15/2034	139	139
0.693% due 08/25/2031	306	300
0.736% due 02/15/2037	3	3
0.776% due 02/15/2037	25	26
0.786% due 12/15/2029	51	51
0.836% due 06/15/2018 - 05/15/2041	4,087	4,105
0.886% due 06/15/2023 - 12/15/2031	71	72
0.936% due 06/15/2030 - 12/15/2032	96	97
0.986% due 01/15/2042	281	282
1.016% due 05/15/2032 - 07/15/2037	5,484	5,549
1.075% due 09/25/2025	58,000	58,066
1.106% due 08/15/2037	5,972	6,056
1.125% due 09/25/2022	146,889	147,562
1.146% due 10/15/2037	2,692	2,717
1.156% due 05/15/2037	1,762	1,772

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.166% due 05/15/2040	$40	$41
1.186% due 08/15/2036	54	54
1.286% due 11/15/2039	71	73
1.433% due 05/25/2043	6,105	6,263
1.436% due 02/15/2021	5	5
1.522% due 02/25/2045	18,187	19,166
1.537% due 12/25/2018 (a)	282,221	9,987
1.642% due 06/25/2020 (a)	18,066	915
1.722% due 07/25/2044	3,029	3,183
1.740% due 10/25/2023	64	64
1.812% due 12/01/2026	204	210
1.948% due 10/01/2023	24	24
1.983% due 03/01/2024	43	43
1.990% due 05/01/2037	313	324
2.000% due 12/01/2016 - 06/01/2022	7	7
2.053% due 03/01/2035	588	624
2.055% due 01/01/2022	16	16
2.094% due 09/01/2035	48	50
2.125% due 09/01/2018	5	5
2.129% due 05/01/2023	44	45
2.164% due 10/01/2022	20	20
2.213% due 09/01/2035	22	23
2.232% due 07/01/2023	21	22
2.247% due 02/01/2037	19	19
2.260% due 10/25/2023	321	332
2.265% due 05/01/2020	9	9
2.321% due 06/01/2033	133	140
2.323% due 10/25/2018	15	15
2.335% due 07/01/2020	49	51
2.345% due 08/01/2035	359	380
2.347% due 07/01/2032	1	1
2.360% due 07/01/2022	46	46
2.375% due 10/01/2035	56	57
2.396% due 10/01/2035	280	294
2.399% due 05/01/2035	8,304	8,740
2.403% due 05/01/2037	65	69
2.422% due 05/01/2021 - 11/01/2023	296	306
2.428% due 06/01/2037	20	21
2.430% due 06/01/2022 - 04/01/2023	140	145
2.444% due 08/01/2023	40	42
2.445% due 12/01/2018	16	16
2.454% due 06/01/2035	14,810	15,638
2.461% due 07/01/2024	18	19
2.469% due 09/01/2028	1	1
2.473% due 08/01/2035	16	17
2.477% due 03/01/2035	9	9
2.478% due 04/01/2036	520	548
2.480% due 09/01/2023 - 04/01/2025	15	15
2.481% due 04/01/2025	1	1
2.485% due 09/01/2035	3,240	3,430
2.486% due 05/01/2022	5	5
2.490% due 08/01/2023 - 09/01/2023	42	43
2.494% due 07/01/2025	119	123
2.495% due 06/01/2022 - 08/01/2023	179	184
2.500% due 05/01/2023 - 01/01/2036	12,454	13,133
2.509% due 05/01/2036	242	256
2.511% due 02/01/2036 - 07/01/2036	231	244
2.514% due 10/01/2035	9,054	9,573
2.515% due 11/01/2026	139	143
2.516% due 09/01/2023	34	34
2.517% due 05/01/2023	26	27
2.518% due 07/01/2035	3,415	3,611
2.521% due 09/01/2035	134	142
2.522% due 11/01/2028	239	248
2.523% due 03/01/2022	121	124
2.524% due 04/01/2024	157	160
2.527% due 02/01/2025	7	7
2.530% due 07/01/2033	5	5
2.532% due 05/01/2027	7	7
2.539% due 09/01/2037	9	10
2.541% due 10/01/2026	110	116
2.549% due 10/01/2023	36	37
2.552% due 04/01/2036	4	4
2.553% due 02/01/2026	253	264
2.557% due 06/01/2024	127	133

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.567% due 10/01/2035	$4,973	$5,220
2.568% due 02/01/2038	5	5
2.571% due 07/01/2023	45	45
2.574% due 06/01/2021 - 01/01/2034	2,132	2,253
2.576% due 10/01/2023	70	72
2.582% due 10/01/2023	99	101
2.591% due 11/01/2035	6,234	6,574
2.593% due 12/01/2022 - 10/01/2024	13	14
2.601% due 08/01/2035	28	29
2.605% due 10/01/2035	165	169
2.606% due 10/01/2023 - 10/01/2035	7,335	7,706
2.607% due 07/01/2027	10	11
2.608% due 01/01/2037	101	104
2.614% due 07/01/2035	3,879	4,115
2.615% due 11/01/2023	1	1
2.618% due 01/01/2028	11	12
2.619% due 09/01/2023	171	175
2.620% due 05/01/2037	39	41
2.623% due 09/01/2023	197	207
2.624% due 05/01/2023	20	20
2.626% due 12/01/2035	167	175
2.628% due 04/01/2029	57	59
2.640% due 03/01/2036	86	91
2.643% due 07/01/2032	37	39
2.648% due 08/01/2023	344	356
2.660% due 10/01/2024	27	28
2.669% due 10/01/2020	2	3
2.679% due 10/01/2023	48	49
2.685% due 11/01/2035	240	246
2.695% due 10/01/2035	5,931	6,258
2.697% due 11/01/2034	258	273
2.702% due 07/01/2030	444	465
2.725% due 02/01/2037	12	13
2.742% due 11/01/2035	4,555	4,806
2.750% due 12/01/2023	50	51
2.754% due 08/01/2023	25	26
2.762% due 01/01/2021	7	7
2.780% due 10/01/2020	11	11
2.804% due 12/01/2037	71	74
2.817% due 04/01/2025	35	35
2.860% due 01/01/2024	6	6
2.865% due 06/01/2020	7	7
2.920% due 06/01/2030	211	220
2.944% due 03/01/2021	77	80
2.976% due 08/15/2032	1,368	1,427
2.977% due 01/25/2036	2,798	2,910
2.980% due 05/01/2018	18	18
3.000% due 03/01/2027	31	32
3.000% due 08/15/2027 (a)	18,028	1,838
3.001% due 05/01/2020	4	4
3.029% due 07/01/2019	1	1
3.049% due 05/01/2018	32	32
3.080% due 07/01/2019	34	34
3.155% due 01/01/2019	17	17
3.172% due 04/01/2029	14	14
3.200% due 01/01/2019	0	1
3.415% due 05/01/2018	15	15
3.500% due 09/01/2018 - 02/01/2044	21,549	22,741
3.883% due 01/25/2047	100	102
4.000% due 09/15/2018 - 04/01/2044	34,034	37,282
4.496% due 03/01/2036	223	227
4.500% due 04/01/2018 - 08/01/2045	322,095	350,931
5.000% due 10/01/2016 - 07/01/2040	23,962	25,995
5.500% due 09/01/2017 - 07/01/2047	9,260	10,423
5.564% due 06/15/2042 - 08/15/2042 (a)	65,057	13,362
5.814% due 02/15/2038 (a)	614	113
5.864% due 05/15/2039 (a)	649	130
5.950% due 06/15/2028	16,507	18,173
6.000% due 04/01/2016 - 10/15/2036	48,362	54,812
6.014% due 03/15/2037 (a)	346	64
6.050% due 04/01/2036	160	160
6.064% due 08/15/2036 (a)	263	52

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.074% due 12/15/2041 (a)	$27,320	$6,488
6.144% due 09/15/2036 (a)	391	76
6.214% due 11/15/2036 (a)	14,864	3,147
6.250% due 12/15/2028	271	306
6.500% due 07/01/2016 - 10/25/2043	74,695	85,539
6.950% due 07/15/2021 - 08/15/2021	21	23
7.000% due 03/01/2017 - 10/25/2043	14,714	17,248
7.000% due 09/15/2023 (a)	5	1
7.400% due 02/01/2021	70	67
7.500% due 11/01/2016 - 11/01/2037	4,981	5,783
7.645% due 05/01/2025	5,358	5,735
7.800% due 09/15/2020	1	1
8.000% due 08/01/2016 - 06/01/2030	774	872
8.250% due 06/15/2022	51	56
8.417% due 11/15/2033	986	1,091
8.500% due 12/01/2016 - 06/01/2030	414	458
8.750% due 12/15/2020	22	25
8.822% due 09/15/2043 - 12/15/2043	37,215	45,807
8.900% due 11/15/2020	84	90
9.000% due 08/01/2016 - 07/01/2030	156	172
9.000% due 05/01/2022 (a)	1	0
9.500% due 09/01/2016 - 12/01/2022	71	75
10.000% due 06/01/2017 - 03/01/2021	4	4
10.500% due 10/01/2017 - 01/01/2021	3	3
10.944% due 09/15/2041	10	10
11.891% due 02/15/2041	9	12
12.037% due 03/15/2044	6,570	6,724
19.208% due 05/15/2033	354	520
36.023% due 08/15/2037	1,040	1,954
Freddie Mac, TBA
3.500% due 04/01/2046 - 05/01/2046	1,107,000	1,157,577
4.000% due 04/01/2046 - 06/01/2046	397,000	423,372
4.500% due 04/01/2046 - 05/01/2046	727,000	789,473
5.500% due 04/01/2046	81,000	90,186
Ginnie Mae
0.841% due 06/16/2031 - 03/16/2032	181	181
0.885% due 06/20/2065	48,069	47,596
0.891% due 11/16/2029	22	22
0.895% due 09/20/2065	38,925	38,424
0.925% due 03/20/2065	30,220	30,202
0.941% due 02/16/2030 - 04/16/2032	734	738
0.991% due 12/16/2025	31	31
1.005% due 06/20/2065	7,488	7,423
1.025% due 05/20/2065	2,665	2,643
1.041% due 02/16/2030	709	716
1.045% due 08/20/2065	50,730	49,633
1.091% due 02/16/2030	307	311
1.095% due 11/16/2043 (a)	121,453	5,835
1.175% due 12/20/2065	38,002	37,446
1.345% due 07/20/2065	3,000	2,986
1.382% due 03/20/2031	49	50
1.432% due 01/20/2066	4,902	4,906
1.440% due 03/20/2066	55,000	54,939
1.478% due 02/20/2066	45,320	45,492
1.589% due 02/20/2060	38,146	38,506
1.590% due 03/20/2066	15,000	15,086
1.750% due 02/20/2017 - 04/20/2041	28,424	29,315
1.875% due 07/20/2017 - 07/20/2034	10,568	10,915
2.000% due 05/20/2017 - 10/20/2033	15,814	16,330
2.250% due 01/20/2025	9	9
2.500% due 06/20/2021 - 07/15/2043	609	614
3.000% due 12/20/2018 - 06/20/2025	96	98

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 12/20/2017 - 08/15/2045	$108,464	$114,625
3.950% due 07/15/2025	92	100
4.000% due 02/20/2018 - 05/20/2041	4,733	5,227
4.000% due 02/20/2044 (a)	85,752	12,179
4.500% due 11/16/2028 - 08/15/2033	1,473	1,583
4.750% due 07/20/2035	2,116	2,338
5.000% due 07/15/2033 - 12/15/2040	23,557	26,198
5.318% due 03/20/2040 (a)	36,448	5,254
5.500% due 05/20/2017 - 03/16/2034	1,860	2,121
5.668% due 07/20/2041 (a)	34,179	5,557
5.768% due 06/20/2043 (a)	47,872	8,079
6.000% due 07/15/2016 - 12/20/2041	11,308	13,031
6.159% due 07/16/2031 - 08/16/2033 (a)	1,334	313
6.250% due 03/16/2029	177	204
6.500% due 11/15/2023 - 09/20/2038	7,117	8,231
6.750% due 10/16/2040	1,671	1,857
7.000% due 12/15/2022 - 10/15/2034	930	1,042
7.500% due 11/20/2017 - 02/15/2035	366	426
7.750% due 08/20/2025 - 12/15/2040	1,453	1,459
8.000% due 01/15/2017 - 10/20/2031	462	524
8.250% due 04/15/2020	13	14
8.300% due 06/15/2019	4	4
8.500% due 01/15/2017 - 04/15/2031	319	354
9.000% due 05/15/2016 - 01/15/2031	225	238
9.500% due 07/15/2017 - 12/15/2026	82	86
10.000% due 11/20/2016 - 02/15/2025	35	37
10.500% due 10/20/2016 - 10/20/2019	10	9
Ginnie Mae, TBA
3.000% due 04/01/2046	12,000	12,416
3.500% due 04/01/2046 - 05/01/2046	777,400	821,252
4.000% due 04/01/2046 - 06/01/2046	789,900	843,941
5.000% due 04/01/2046	2,000	2,206
Jamaica Housing Development AID Bond
0.575% due 10/01/2018	1,936	1,928
Small Business Administration
1.125% due 05/25/2021	30	30
1.250% due 03/25/2025 - 07/25/2025	24	25
1.350% due 01/25/2019	28	28
4.340% due 03/01/2024	51	54
4.350% due 07/01/2023	131	139
4.580% due 03/01/2018	67	69
4.625% due 02/01/2025	343	368
4.770% due 04/01/2024	225	241
4.840% due 02/01/2023	117	126
4.870% due 12/01/2024	408	440
4.890% due 12/01/2023	220	238
4.930% due 01/01/2024	492	533
4.950% due 03/01/2025	457	497
5.110% due 05/01/2017 - 08/01/2025	157	169
5.120% due 11/01/2017	19	19
5.130% due 09/01/2023	1,106	1,208
5.190% due 01/01/2017 - 07/01/2024	66	71
5.230% due 11/01/2016	14	15
5.240% due 08/01/2023	106	116
5.310% due 05/01/2027	144	160
5.320% due 04/01/2027	177	198
5.340% due 11/01/2021	896	959
5.370% due 09/01/2016	12	12

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.471% due 03/10/2018	$105	$112
5.520% due 06/01/2024	1,382	1,519
5.680% due 05/01/2016	4	4
5.725% due 09/10/2018	1,656	1,728
5.780% due 08/01/2027	29	32
5.820% due 07/01/2027	1,200	1,372
5.870% due 07/01/2028	315	357
5.902% due 02/10/2018	853	905
6.020% due 08/01/2028	290	332
6.070% due 07/01/2026	355	403
6.340% due 03/01/2021	747	811
6.440% due 02/01/2021	212	230
6.700% due 12/01/2016	147	150
6.900% due 12/01/2020	287	306
6.950% due 11/01/2016	25	25
7.060% due 11/01/2019	174	181
7.150% due 03/01/2017	51	52
7.190% due 12/01/2019	70	73
7.200% due 10/01/2019	94	98
7.500% due 04/01/2017	32	33
7.630% due 06/01/2020	307	327
7.700% due 07/01/2016	6	6
Vendee Mortgage Trust
0.383% due 06/15/2023 (a)	6,783	63
6.425% due 01/15/2030	965	1,111
6.500% due 09/15/2024	5,294	5,948

Total U.S. Government Agencies (Cost $32,041,981)		32,248,198

U.S. TREASURY OBLIGATIONS 43.9%
U.S. Treasury Bonds
2.500% due 02/15/2045	8,400	8,194
2.500% due 02/15/2046	542,400	528,946
2.750% due 08/15/2042	1,090,400	1,126,732
2.750% due 11/15/2042	1,912,000	1,972,310
2.875% due 05/15/2043	201,199	212,151
2.875% due 08/15/2045	1,435,116	1,510,068
3.000% due 05/15/2042	1,114,600	1,211,082
3.000% due 11/15/2044	2,269,616	2,450,298
3.000% due 05/15/2045	24,400	26,327
3.000% due 11/15/2045	265,270	286,492
3.125% due 02/15/2042	197,100	219,347
3.125% due 02/15/2043	268,800	297,922
3.125% due 08/15/2044	4,693,357	5,194,960
3.375% due 05/15/2044	886,925	1,028,746
4.250% due 05/15/2039	291,000	385,399
4.375% due 11/15/2039	526,400	708,902
4.375% due 05/15/2040	265,600	357,590
4.500% due 02/15/2036	65	89
4.500% due 08/15/2039	209,600	287,242
4.625% due 02/15/2040	366,400	510,570
6.250% due 05/15/2030	226	345
U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2017 (n)	166,363	168,327
0.125% due 04/15/2018 (n)	113,041	115,093
0.125% due 01/15/2022	1,077,433	1,094,849
0.125% due 07/15/2022 (n)	926,982	944,375
0.125% due 01/15/2023	30	30
0.125% due 07/15/2024	11,325	11,380
0.375% due 07/15/2023	25,973	26,791
0.625% due 07/15/2021 (n)	522,198	548,746
0.625% due 01/15/2026	187,839	196,585
0.625% due 02/15/2043	23,596	22,217
0.750% due 02/15/2042	56,143	54,649
0.750% due 02/15/2045	549,783	533,454
1.375% due 02/15/2044	34,561	38,793
1.750% due 01/15/2028	1,713,179	1,989,283
2.000% due 01/15/2026	2,062,553	2,418,155
2.375% due 01/15/2017 (n)	189,955	195,827
2.375% due 01/15/2025	1,518,443	1,810,417
2.375% due 01/15/2027	2,481,158	3,034,816
2.500% due 01/15/2029	1,280,380	1,610,878
3.625% due 04/15/2028	143,543	197,961
3.875% due 04/15/2029	318,231	456,313
U.S. Treasury Notes
0.375% due 04/30/2016 (p)	152	152
0.375% due 05/31/2016 (n)	3,638	3,639
0.500% due 09/30/2016 (n)(p)	260,000	260,117

10	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.500% due 01/31/2017 (n)		$3,329	$3,327
0.625% due 07/15/2016 (n)		2,259	2,261
0.625% due 12/31/2016 (n)		4,534	4,536
0.875% due 01/31/2017 (n)(p)		1,729	1,733
0.875% due 02/28/2017 (p)		197	197
1.500% due 01/31/2022 (n)(p)		101,400	101,949
1.750% due 04/30/2022 (n)(p)		97,600	99,348
1.750% due 09/30/2022 (n)(p)		531,200	539,573
1.875% due 08/31/2022 (n)(p)		2,000	2,047
2.000% due 10/31/2021 (n)(p)		56,900	58,849
2.000% due 07/31/2022 (n)(p)		429,200	442,805
2.000% due 02/15/2025 (n)(p)		10,800	11,038
2.000% due 08/15/2025		53,890	54,953
2.125% due 05/15/2025 (n)(p)		7,300	7,530
2.250% due 11/15/2024 (n)		3,057,316	3,189,463

Total U.S. Treasury Obligations (Cost $37,388,518)			38,576,168

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031		2,089	2,115
Adjustable Rate Mortgage Trust
0.556% due 08/25/2036		7,645	4,493
0.973% due 11/25/2035		33	27
1.583% due 03/25/2035		7,462	6,432
2.634% due 09/25/2035		3,291	2,519
2.652% due 07/25/2035		1,767	1,583
2.679% due 10/25/2035 ^		8,912	7,990
2.681% due 01/25/2036 ^		6,485	5,657
2.737% due 11/25/2035 ^		6,954	6,318
2.756% due 03/25/2035		4,179	4,029
2.787% due 09/25/2035		407	336
2.810% due 11/25/2035 ^		696	587
2.963% due 01/25/2036		3,120	2,665
3.038% due 08/25/2035		3,478	3,369
3.173% due 03/25/2036 ^		308	224
3.314% due 07/25/2035		4,154	3,942
Alba PLC
1.761% due 04/24/2049	GBP	611	869
American Home Mortgage Assets Trust
0.553% due 10/25/2046		$18,025	12,304
0.623% due 05/25/2046 ^		27,310	19,836
2.704% due 11/25/2035 ^		10,140	8,299
American Home Mortgage Investment Trust
1.033% due 02/25/2045		1,191	1,178
2.314% due 10/25/2034		8,892	8,900
2.381% due 09/25/2045		4,295	4,132
2.506% due 09/25/2035		169	166
2.631% due 12/25/2035		2,522	1,678
2.631% due 11/25/2045 ^		8,631	6,493
2.661% due 02/25/2044		50	49
2.881% due 02/25/2045		7,632	7,647
Banc of America Alternative Loan Trust
0.833% due 05/25/2035 ^		985	742
5.000% due 08/25/2019		320	324
5.500% due 06/25/2037 ^		1,650	1,234
6.000% due 03/25/2034		3,724	3,851
6.000% due 11/25/2035 ^		1,579	1,496
6.000% due 07/25/2046 ^		2,580	2,099
Banc of America Commercial Mortgage Trust
5.369% due 10/10/2045		472	472
5.414% due 09/10/2047		11,375	11,448

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.451% due 01/15/2049	$4,730	$4,834
5.608% due 04/10/2049	9,454	9,603
5.889% due 07/10/2044	526	526
Banc of America Funding Ltd.
0.661% due 11/03/2041	2,448	2,418
Banc of America Funding Trust
0.533% due 04/25/2037	440	311
0.622% due 10/20/2036	20,261	15,644
0.622% due 10/20/2046 ^	3,509	2,596
0.642% due 04/20/2047 ^	6,862	5,352
0.643% due 04/25/2037 ^	3,826	2,523
0.672% due 04/20/2035	961	931
0.722% due 05/20/2035 ^	1,163	804
0.732% due 02/20/2035	1,217	1,149
0.833% due 05/25/2037 ^	6,665	4,823
2.746% due 09/20/2034	403	399
2.865% due 03/20/2035	1,060	1,046
2.870% due 11/20/2035 ^	2,066	1,823
2.934% due 02/20/2036	5,281	4,225
3.004% due 09/20/2047 ^	7,875	5,784
3.023% due 01/20/2047 ^	150	126
3.041% due 11/20/2034	5,958	5,643
3.062% due 03/20/2036	1,045	961
3.232% due 10/20/2046 ^	2,330	1,722
3.960% due 05/20/2036 ^	2,400	2,165
4.435% due 03/20/2036	354	317
4.710% due 04/20/2036 ^	4,558	3,910
4.750% due 10/25/2018	4	4
4.767% due 09/20/2046 ^	4,416	3,578
5.050% due 10/20/2046 ^	4,351	3,440
5.500% due 09/25/2034	7,197	7,113
5.750% due 09/25/2036	3,348	3,379
5.753% due 10/25/2036 ^	943	773
5.837% due 01/25/2037 ^	823	678
5.888% due 04/25/2037 ^	2,678	2,356
6.000% due 09/25/2036	5,227	5,028
6.000% due 09/25/2036 ^	449	397
Banc of America Mortgage Trust
1.133% due 11/25/2035 ^	257	222
2.682% due 07/25/2034	176	178
2.716% due 05/25/2034	696	687
2.747% due 07/25/2035	922	888
2.748% due 07/25/2035	2,405	2,278
2.788% due 07/25/2035 ^	1,716	1,585
2.794% due 05/25/2033	1,232	1,240
2.794% due 06/25/2033	431	428
2.802% due 09/25/2033	987	977
2.844% due 08/25/2035 ^	9,783	8,889
2.858% due 11/25/2034	1,141	1,094
2.868% due 11/25/2034	1,795	1,784
2.876% due 04/25/2034	128	128
2.918% due 11/25/2035 ^	1,206	1,112
2.935% due 02/25/2035	2,279	2,242
2.941% due 01/25/2036	4,524	3,908
3.257% due 11/25/2034	1,918	1,786
3.275% due 02/25/2035	1,078	1,057
3.728% due 07/20/2032	139	140
5.500% due 12/25/2020	544	553
5.500% due 11/25/2035 ^	414	392
5.500% due 05/25/2037 ^	731	537
6.000% due 10/25/2036 ^	5,991	4,995
6.000% due 07/25/2046 ^	1,894	1,683
6.500% due 10/25/2031	42	44
6.500% due 09/25/2033	2,096	2,208
Banc of America Re-REMIC Trust
5.586% due 06/24/2050	27,415	27,649
5.650% due 02/17/2051	78,660	79,548
5.942% due 02/15/2051	36,484	36,846
Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028	32,000	33,043
Bayview Commercial Asset Trust
0.863% due 08/25/2034	370	336
BCAP LLC Trust
0.274% due 09/28/2037	33,571	29,125
0.566% due 02/28/2037	17,632	15,119
0.576% due 11/26/2036	5,646	4,976
0.586% due 09/28/2036	39,070	29,675
0.596% due 11/26/2036	30,000	24,358

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.596% due 01/28/2037	$14,334	$13,808
0.605% due 04/28/2036	14,907	14,030
0.606% due 08/26/2033	45,844	42,607
0.606% due 11/28/2036	20,394	16,533
0.606% due 12/28/2036	17,999	15,692
0.606% due 08/26/2046	3,000	2,826
0.606% due 06/28/2047	49,367	41,234
0.616% due 06/26/2037	24,209	20,198
0.626% due 07/28/2036	36,388	28,362
0.626% due 09/28/2046	18,230	15,399
0.626% due 11/28/2046	22,033	21,254
0.632% due 07/26/2036	6,435	6,088
0.636% due 10/28/2036	17,617	15,953
0.643% due 05/25/2047	155	115
0.646% due 05/26/2047	3,242	3,130
0.653% due 05/25/2047 ^	19,303	14,634
0.656% due 06/28/2037	18,374	15,752
0.684% due 07/26/2035	3,583	3,367
0.686% due 08/28/2036	23,900	20,507
0.706% due 11/28/2035	40,045	36,412
0.734% due 03/26/2036	33,938	29,012
0.736% due 07/28/2035	17,764	15,370
0.740% due 11/28/2035	17,986	15,339
0.756% due 10/28/2035	14,200	12,162
0.762% due 11/26/2035	16,355	15,824
0.766% due 01/28/2036	18,955	15,320
0.766% due 02/28/2036	24,912	19,665
0.786% due 05/26/2036	20,592	19,780
0.816% due 01/28/2036	28,067	24,532
0.836% due 11/28/2046	20,871	17,350
0.916% due 12/28/2035	19,600	18,602
0.936% due 02/26/2031	9,764	9,664
0.956% due 11/26/2035	1,607	1,568
1.036% due 06/28/2035	22,800	21,778
1.062% due 01/26/2047	19,177	16,921
1.082% due 04/28/2047	18,206	15,786
1.092% due 05/28/2047	21,286	17,964
1.132% due 12/28/2046	23,616	21,447
1.162% due 11/26/2046	5,051	4,845
1.171% due 12/28/2034	13,621	12,931
1.176% due 01/26/2036	1,116	1,107
1.302% due 07/28/2046	29,326	26,645
1.366% due 01/26/2035	46,787	39,785
1.436% due 08/26/2037	23,603	21,764
1.736% due 11/28/2035	28,644	24,351
1.904% due 10/26/2035	3,469	3,450
1.956% due 07/28/2047	66,755	58,823
2.155% due 10/28/2046	15,590	14,118
2.350% due 12/28/2036	15,369	13,792
2.392% due 08/28/2036	19,491	16,797
2.404% due 03/26/2036	24,684	21,997
2.457% due 03/28/2037	27,664	24,608
2.467% due 05/28/2035	59,754	59,242
2.472% due 02/28/2037	14,991	13,064
2.497% due 09/28/2035	31,252	30,545
2.514% due 05/28/2036	23,190	19,258
2.517% due 03/28/2036	17,236	15,953
2.543% due 08/28/2036	48,345	44,991
2.546% due 06/28/2036	25,217	22,175
2.568% due 01/26/2034	2,104	2,076
2.571% due 12/28/2035	22,970	21,914
2.592% due 02/28/2036	17,062	15,425
2.612% due 02/28/2036	16,313	14,821
2.660% due 10/28/2035	21,865	21,336
2.660% due 03/28/2036	14,917	12,335
2.680% due 01/28/2036	17,920	16,509
2.685% due 11/28/2035	37,292	34,436
2.696% due 02/26/2036	7,371	7,361
2.697% due 03/26/2037	5,141	5,000
2.722% due 09/28/2035	14,020	11,984
2.729% due 10/28/2035	18,490	17,882
2.730% due 09/28/2035	23,625	23,542
2.730% due 10/26/2036	4,558	4,568
2.740% due 10/28/2035	18,351	17,440
2.742% due 07/26/2036	10,487	9,397
2.744% due 08/28/2035	32,064	31,794

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.757% due 10/28/2035	$10,690	$10,526
2.759% due 03/28/2036	14,317	14,230
2.766% due 12/28/2036	44,445	39,599
2.772% due 02/28/2036	16,550	14,125
2.792% due 10/28/2035	39,111	31,299
2.799% due 07/28/2036	29,590	28,178
2.823% due 10/26/2035	18,002	17,434
2.836% due 03/28/2036	75,672	76,054
2.841% due 06/26/2035	6,155	6,111
2.849% due 09/26/2035	20,272	18,304
2.849% due 11/28/2035	38,564	37,834
2.852% due 04/28/2036	13,395	12,919
2.860% due 02/28/2036	29,635	25,803
2.862% due 10/28/2035	56,511	55,789
2.904% due 03/28/2037	33,373	29,667
2.906% due 05/26/2036	12,145	9,517
2.909% due 12/26/2037	327	326
2.954% due 11/28/2037	19,674	15,730
2.966% due 03/26/2037	6,360	5,087
3.004% due 06/28/2047	32,787	28,215
3.006% due 05/28/2035	90,135	85,471
3.066% due 08/26/2036	14,333	9,790
3.181% due 05/28/2036	18,274	16,475
3.754% due 12/28/2036	17,569	15,992
4.045% due 07/28/2037	16,379	13,922
4.211% due 07/28/2036	123,177	117,549
4.425% due 07/26/2036	1,776	1,442
4.901% due 01/28/2038	83,141	72,482
5.000% due 01/26/2021	5,583	5,633
5.090% due 08/28/2036	184,027	177,996
5.248% due 03/26/2037	27,092	26,251
5.250% due 06/26/2036	60,208	48,348
5.250% due 04/26/2037	54,338	49,784
5.250% due 06/26/2037	5,492	5,500
5.250% due 08/26/2037	7,763	8,112
5.500% due 11/25/2034	7,686	7,052
5.750% due 02/26/2035	16,092	16,417
5.884% due 08/28/2046	14,970	13,391
6.000% due 10/28/2036	12,645	11,698
6.000% due 02/26/2037	20,219	19,729
6.000% due 05/28/2037	30,004	28,840
6.000% due 07/28/2037	11,936	11,673
6.000% due 08/28/2037	31,155	28,079
6.768% due 10/26/2037	4,699	4,485
BCRR Trust
5.858% due 07/17/2040	6,906	6,942
Bear Stearns Adjustable Rate Mortgage Trust
2.577% due 08/25/2033	23	23
2.580% due 02/25/2036	7,466	7,295
2.629% due 04/25/2033	1,377	1,377
2.680% due 06/25/2035 ^	1,280	1,133
2.749% due 11/25/2030	1,469	1,404
2.772% due 08/25/2035	2,324	2,044
2.777% due 01/25/2034	31	29
2.799% due 05/25/2034	12	12
2.799% due 01/25/2035	188	183
2.801% due 04/25/2033	100	100
2.844% due 11/25/2034	4,355	4,175
2.848% due 07/25/2034	717	701
2.862% due 10/25/2035	7,026	7,037
2.880% due 05/25/2033	846	842
2.880% due 01/25/2034	1,832	1,822
2.881% due 04/25/2033	626	615
2.926% due 02/25/2033	60	57
2.930% due 02/25/2047	5,437	4,477
2.948% due 07/25/2034	250	242
2.971% due 01/25/2034	2,534	2,561
2.971% due 09/25/2034	2,168	1,995
2.998% due 10/25/2034	50	46
3.003% due 02/25/2034	1,391	1,354
3.027% due 04/25/2034	1,730	1,708
3.042% due 03/25/2035	3,385	3,262
3.065% due 04/25/2034	41	40
3.125% due 05/25/2034	4	4
3.125% due 02/25/2036 ^	1,500	1,414
3.160% due 01/25/2035	844	818
3.237% due 03/25/2035	3,620	3,521
Bear Stearns ALT-A Trust
0.593% due 02/25/2034	3,101	2,720
0.633% due 02/25/2034	43	35
0.753% due 08/25/2036 ^	17,683	13,097
0.753% due 01/25/2047	5,648	3,858

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.773% due 08/25/2036		$5,358	$4,113
0.873% due 04/25/2035		1,673	1,604
0.913% due 02/25/2036		2,638	2,135
0.933% due 03/25/2035		399	389
1.113% due 09/25/2034		687	677
1.133% due 09/25/2034		1,702	1,669
2.355% due 10/25/2033		118	109
2.457% due 02/25/2034		129	115
2.510% due 12/25/2033		1,773	1,773
2.521% due 01/25/2036 ^		14,518	11,883
2.566% due 03/25/2036		21,093	14,421
2.623% due 04/25/2035		14	14
2.649% due 08/25/2034		98	98
2.699% due 09/25/2034		1,166	1,090
2.708% due 08/25/2036 ^		6,075	3,818
2.720% due 02/25/2034		3,479	3,547
2.731% due 02/25/2036 ^		1,675	1,169
2.805% due 03/25/2036		6,445	4,743
2.811% due 11/25/2036 ^		1,870	1,278
2.871% due 01/25/2035		3,429	2,633
2.893% due 03/25/2036 ^		11,796	8,896
2.895% due 05/25/2035		237	227
2.946% due 11/25/2036		1,889	1,426
2.980% due 11/25/2035 ^		6,831	5,029
3.006% due 05/25/2035		967	948
3.039% due 05/25/2036 ^		10,470	7,093
3.111% due 08/25/2036 ^		86	64
3.591% due 05/25/2036 ^		11,036	7,597
4.397% due 11/25/2036 ^		8,022	5,651
5.000% due 07/25/2035 ^		14,313	11,400
5.001% due 12/25/2046 ^		939	673
Bear Stearns Asset-Backed Securities Trust
0.833% due 11/25/2034 ^		2,307	1,894
5.500% due 01/25/2034		44	45
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		42,344	43,221
5.797% due 09/11/2038		22	22
7.000% due 05/20/2030		3,902	4,068
Bear Stearns Mortgage Securities, Inc.
2.827% due 06/25/2030		13	13
Bear Stearns Structured Products, Inc. Trust
2.414% due 12/26/2046		3,734	2,651
2.775% due 01/26/2036		4,073	3,140
Bella Vista Mortgage Trust
0.678% due 05/20/2045		35	27
Berica ABS SRL
0.058% due 12/31/2055	EUR	23,327	26,395
Chase Mortgage Finance Trust
2.628% due 02/25/2037		$592	584
2.653% due 02/25/2037		52	52
2.671% due 09/25/2036 ^		124	110
2.680% due 12/25/2035 ^		10,461	9,528
2.689% due 12/25/2035 ^		4,542	4,136
2.722% due 02/25/2037		4,870	4,485
2.730% due 09/25/2036 ^		1,048	903
2.756% due 02/25/2037		82	81
2.782% due 02/25/2037		683	675
2.801% due 03/25/2037 ^		7,793	6,153
4.833% due 03/25/2037 ^		321	298
5.500% due 12/25/2022 ^		7,669	6,677
5.500% due 03/25/2037		42	36
6.000% due 11/25/2036 ^		2,139	1,788
6.000% due 02/25/2037 ^		1,310	1,086
6.000% due 03/25/2037 ^		1,100	942
ChaseFlex Trust
0.586% due 06/25/2036		252	253
0.773% due 08/25/2037		12,574	9,224
0.933% due 06/25/2035		3,134	2,059
4.409% due 08/25/2037 ^		1,696	1,399
5.000% due 07/25/2037 ^		3,024	2,689
6.000% due 02/25/2037 ^		2,531	1,753
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.583% due 01/25/2036		1,585	1,329
0.613% due 05/25/2036		1,797	1,592
0.613% due 07/25/2036		1,303	1,163
0.646% due 10/25/2046		3,232	2,842
0.683% due 08/25/2035		790	703
Citicorp Mortgage Securities Trust
5.500% due 08/25/2022		215	216
5.500% due 12/25/2022		70	70
5.500% due 02/25/2026		181	183

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 04/25/2037	$983	$975
5.750% due 09/25/2037	1,034	1,044
6.000% due 06/25/2036	4,570	4,625
6.000% due 08/25/2036	1,386	1,422
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	522	521
Citigroup Commercial Mortgage Trust
5.705% due 12/10/2049	431	429
5.737% due 06/14/2050	345	350
6.085% due 03/15/2049	6	6
Citigroup Global Markets Mortgage Securities, Inc.
0.933% due 05/25/2032	82	80
7.000% due 12/25/2018	13	13
Citigroup Mortgage Loan Trust, Inc.
0.503% due 01/25/2037	757	576
0.786% due 05/25/2037	23	23
1.236% due 08/25/2035 ^	3,762	2,817
2.070% due 09/25/2035	3,189	3,090
2.530% due 08/25/2035	6,458	4,370
2.554% due 10/25/2046	5,540	4,374
2.607% due 03/25/2037	10,923	8,068
2.630% due 07/25/2046 ^	5,122	4,441
2.650% due 09/25/2035	27,887	27,862
2.717% due 05/25/2035	2,245	2,101
2.747% due 12/25/2035 ^	2,750	2,109
2.803% due 02/25/2034	2,291	2,266
2.966% due 03/25/2037 ^	4,350	3,540
5.323% due 04/25/2037 ^	2,811	2,411
5.500% due 11/25/2035 ^	2,965	2,834
6.272% due 11/25/2037	4,523	3,915
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	26,352	26,871
5.617% due 10/15/2048	2,337	2,343
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	1,285	1,287
6.000% due 09/25/2036	674	596
6.000% due 06/25/2037 ^	1,621	1,399
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	72	77
Commercial Mortgage Trust
3.830% due 07/10/2046	52	53
5.543% due 12/11/2049	19,400	19,680
Community Program Loan Trust
4.500% due 04/01/2029	10,796	10,752
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,196	1,897
6.000% due 08/25/2037 ^	4,641	3,644
Countrywide Alternative Loan Trust
0.573% due 04/25/2047	11,918	9,979
0.593% due 12/25/2046 ^	4,517	4,811
0.603% due 11/25/2036	5,499	5,416
0.603% due 01/25/2037 ^	1,301	1,265
0.603% due 06/25/2046	2,005	2,068
0.613% due 05/25/2047	6,176	4,877
0.622% due 09/20/2046	5,441	4,537
0.623% due 07/25/2046 ^	3,741	3,492
0.623% due 09/25/2046 ^	18,384	16,121
0.633% due 06/25/2037	12	10
0.636% due 04/25/2047	11,186	8,950
0.642% due 03/20/2046	2,277	1,659
0.642% due 05/20/2046 ^	1,372	1,034
0.643% due 05/25/2035	216	178
0.643% due 07/25/2046 ^	365	276
0.658% due 07/20/2035	84	72
0.683% due 06/25/2035	4,834	4,322
0.683% due 09/25/2046 ^	864	389
0.683% due 10/25/2046 ^	157	114
0.693% due 07/25/2035	4,278	3,387
0.693% due 07/25/2036	28,975	22,908
0.693% due 07/25/2046 ^	594	312
0.703% due 05/25/2036 ^	33	34
0.713% due 12/25/2035	36	31
0.713% due 02/25/2037	3,813	2,948
0.726% due 11/25/2035	3,808	3,108
0.728% due 11/20/2035	37	30
0.763% due 09/25/2035	1,882	1,584
0.783% due 09/25/2035	2,287	1,893
0.783% due 05/25/2036 ^	4,800	2,680
0.783% due 06/25/2036 ^	2,567	1,519
0.783% due 05/25/2037 ^	290	172

12	See Accompanying Notes

March 31, 2016

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.903% due 09/25/2033	$644	$637
0.953% due 12/25/2035	1,486	1,279
0.983% due 08/25/2034	45	41
0.983% due 10/25/2036 ^	4,579	3,166
1.016% due 06/25/2034	3,080	2,953
1.133% due 10/25/2035 ^	2,215	1,679
1.206% due 11/25/2035	484	414
1.233% due 12/25/2035 ^	3,354	2,754
1.351% due 12/25/2035	749	630
1.351% due 02/25/2036	710	620
1.451% due 08/25/2035 ^	246	175
1.533% due 02/25/2036 ^	6,917	5,495
1.751% due 08/25/2035	2,203	1,942
1.831% due 01/25/2036	75	68
2.591% due 10/25/2035 ^	1,099	996
2.753% due 11/25/2035 ^	1,530	1,239
5.000% due 01/25/2035	10	10
5.250% due 06/25/2035 ^	955	870
5.500% due 07/25/2035 ^	4,085	3,543
5.500% due 11/25/2035 ^	8,407	7,611
5.500% due 11/25/2035	3,572	2,799
5.500% due 12/25/2035 ^	2,858	2,543
5.500% due 02/25/2036 ^	2,529	2,273
5.750% due 03/25/2037 ^	1,489	1,314
5.750% due 07/25/2037 ^	266	235
6.000% due 10/25/2033	488	505
6.000% due 12/25/2033	3	3
6.000% due 02/25/2034	8	8
6.000% due 03/25/2035 ^	329	282
6.000% due 04/25/2036 ^	1,889	1,596
6.000% due 05/25/2036 ^	1,881	1,581
6.000% due 06/25/2036 ^	1,744	1,491
6.000% due 08/25/2036 ^	6,663	6,065
6.000% due 11/25/2036 ^	111	96
6.000% due 02/25/2037	616	526
6.000% due 02/25/2037 ^	9,317	7,292
6.000% due 03/25/2037 ^	3,042	2,520
6.000% due 04/25/2037	5,649	4,497
6.000% due 05/25/2037 ^	563	433
6.000% due 08/25/2037	980	863
6.250% due 12/25/2033	103	106
6.250% due 11/25/2036	3,839	3,154
6.250% due 11/25/2036 ^	930	867
6.250% due 08/25/2037 ^	3,772	3,071
6.500% due 05/25/2036 ^	3,780	3,230
6.500% due 09/25/2036	1,674	1,484
6.500% due 08/25/2037 ^	9,979	6,745
6.500% due 09/25/2037 ^	2,403	1,844
18.609% due 07/25/2035	1,750	2,478
Countrywide Home Loan Mortgage Pass-Through Trust
0.663% due 05/25/2035	10,245	8,642
0.723% due 04/25/2035	13,642	11,827
0.733% due 05/25/2035	2,624	2,246
0.773% due 03/25/2036	901	460
0.783% due 02/25/2036 ^	160	142
0.973% due 03/25/2035	906	839
1.073% due 03/25/2035	330	265
1.093% due 02/25/2035	1,338	1,169
1.113% due 02/25/2035	290	252
1.193% due 09/25/2034	19	18
1.311% due 04/25/2046 ^	9,144	5,127
2.286% due 07/25/2034	1,840	1,815
2.297% due 06/19/2031	49	45
2.354% due 06/20/2034	811	772
2.390% due 04/25/2035	183	136
2.500% due 07/19/2031	23	21
2.564% due 02/20/2036 ^	240	213
2.602% due 02/20/2036 ^	31	27
2.651% due 12/19/2033	65	66
2.664% due 11/25/2034	6,693	6,335
2.670% due 11/20/2034	342	325
2.681% due 11/20/2034	5,112	5,029
2.691% due 03/25/2037 ^	1,227	1,010
2.716% due 10/19/2032	40	33
2.722% due 02/20/2036 ^	298	260
2.726% due 07/20/2034	673	647
2.727% due 04/20/2035	461	416
2.727% due 05/20/2036 ^	2,248	2,030
2.732% due 08/25/2034 ^	2,642	2,423
2.736% due 11/25/2037	9,265	8,254

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.745% due 08/25/2034 ^	$3,735	$3,219
2.746% due 09/25/2047 ^	3,653	3,289
2.757% due 04/20/2036 ^	2,781	2,378
2.763% due 08/25/2034 ^	6	6
2.763% due 08/25/2034	189	170
2.791% due 10/25/2035 ^	5,209	4,520
2.807% due 11/19/2033	335	326
2.816% due 10/25/2033	2,878	2,811
2.855% due 02/25/2047 ^	1,318	1,178
2.862% due 02/25/2034	58	57
2.888% due 04/25/2035 ^	4,909	4,425
2.937% due 10/20/2035	1,259	1,143
4.500% due 09/25/2035	2,860	2,726
5.000% due 09/25/2035 ^	72	69
5.500% due 01/25/2035	561	568
5.500% due 03/25/2035	2,439	2,510
5.500% due 09/25/2035 ^	7,963	7,761
5.500% due 10/25/2035 ^	5,253	4,887
5.500% due 11/25/2035 ^	2,236	2,120
5.750% due 12/25/2035 ^	3,851	3,589
5.750% due 02/25/2037 ^	2,735	2,370
5.750% due 07/25/2037 ^	1,330	1,261
6.000% due 05/25/2036 ^	3,712	3,385
6.000% due 12/25/2036 ^	266	241
6.000% due 02/25/2037 ^	5,537	5,115
6.000% due 03/25/2037 ^	1,041	976
6.000% due 07/25/2037	1,581	1,372
6.000% due 08/25/2037 ^	9,098	7,903
6.000% due 09/25/2037 ^	727	699
6.250% due 09/25/2036 ^	9,232	8,332
6.250% due 02/25/2038 ^	2,715	2,406
Countrywide Home Loan Reperforming REMIC Trust
0.773% due 06/25/2035	3,267	2,911
5.468% due 01/25/2034	455	453
6.500% due 11/25/2034	1,279	1,233
7.500% due 11/25/2034	623	606
7.500% due 06/25/2035 ^	1,766	1,835
Credit Suisse Commercial Mortgage Trust
0.676% due 05/27/2037	2,700	2,373
5.297% due 12/15/2039	126,836	128,858
5.383% due 02/15/2040	3,295	3,343
5.448% due 01/15/2049	72	72
5.699% due 06/15/2039	2,904	2,970
Credit Suisse First Boston Mortgage Securities Corp.
1.055% due 03/25/2032	457	422
1.173% due 06/25/2034	1,040	1,002
1.583% due 09/25/2034 ^	2,888	2,482
2.143% due 10/25/2033	91	89
2.312% due 06/25/2032	17	14
2.373% due 07/25/2033	3,153	3,088
2.689% due 09/25/2034	1,967	1,942
4.902% due 06/25/2032	20	20
5.500% due 09/25/2035	7,565	6,967
5.500% due 10/25/2035	2,235	2,069
6.000% due 11/25/2035 ^	39	30
7.500% due 05/25/2032	89	95
7.500% due 12/25/2032	2	2
Credit Suisse Mortgage Capital Certificates
2.402% due 07/27/2037	19,771	15,846
2.636% due 04/26/2038	2,500	2,442
2.912% due 04/28/2037	10,867	7,847
2.980% due 11/26/2035	1,933	1,925
5.383% due 02/15/2040	202	203
5.460% due 09/15/2039	50,047	50,483
5.467% due 09/15/2039	18,449	18,589
5.467% due 09/16/2039	12,317	12,306
5.467% due 12/16/2043	22,474	22,454
5.509% due 04/15/2047	40,150	40,210
5.543% due 06/10/2049	25,744	26,158
5.695% due 09/15/2040	13,735	14,047
5.775% due 12/16/2049	93,396	94,496
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^	1,459	782
5.837% due 04/25/2037	24,259	11,611
5.863% due 02/25/2037 ^	3,891	1,860
6.000% due 07/25/2036	1,823	1,365
6.000% due 04/25/2037 ^	2,092	1,717
7.000% due 08/25/2037	8,242	6,328
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	2,176	1,124

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.720% due 09/25/2036		$2,089	$1,349
6.172% due 06/25/2036 ^		3,015	1,750
CSFB Mortgage-Backed Trust
2.718% due 05/25/2034		3,609	3,570
DBUBS Mortgage Trust
3.742% due 11/10/2046		41	41
DECO SRL
1.255% due 02/22/2026	EUR	4,341	4,901
Deco UK PLC
0.749% due 01/27/2020	GBP	10,293	14,207
Deutsche ALT-A Securities, Inc.
0.533% due 08/25/2037 ^		$11,549	9,273
0.553% due 08/25/2036		7,187	5,609
0.573% due 07/25/2047		25,420	20,219
0.583% due 02/25/2047		9,856	6,864
2.995% due 10/25/2035		2,590	2,445
3.012% due 10/25/2035		4,388	3,556
5.000% due 10/25/2018		66	67
5.500% due 12/25/2035 ^		1,962	1,633
Deutsche ALT-B Securities, Inc.
0.533% due 10/25/2036 ^		14	9
5.869% due 10/25/2036 ^		1,622	1,316
5.886% due 10/25/2036 ^		1,622	1,315
6.005% due 10/25/2036 ^		1,222	990
6.300% due 07/25/2036 ^		1,742	1,340
Deutsche Mortgage & Asset Receiving Corp.
0.662% due 11/27/2036		8,800	7,323
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		65	52
Downey Savings & Loan Association Mortgage Loan Trust
0.612% due 04/19/2047 ^		1,432	534
1.252% due 09/19/2044		141	134
2.619% due 07/19/2044		39	38
EMF-NL BV
1.858% due 10/17/2041	EUR	21,759	25,205
EMF-NL Prime BV
0.658% due 04/17/2041		8,338	8,113
Eurosail BV
1.358% due 10/17/2040		3,429	3,797
Extended Stay America Trust
2.958% due 12/05/2031		$300	301
First Horizon Alternative Mortgage Securities Trust
0.803% due 02/25/2037		38	18
0.933% due 06/25/2035 ^		5,855	4,551
2.287% due 08/25/2035 ^		3,789	3,230
2.321% due 08/25/2034		828	811
2.479% due 03/25/2035		79	62
5.500% due 05/25/2035		4,074	3,603
5.500% due 06/25/2035 ^		5,239	4,749
6.000% due 07/25/2036 ^		3,635	2,913
6.250% due 08/25/2037 ^		1,049	804
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		216	189
First Horizon Mortgage Pass-Through Trust
0.703% due 02/25/2035		23	21
2.511% due 11/25/2037 ^		8,937	7,705
2.568% due 06/25/2035		2,558	2,461
2.597% due 11/25/2035 ^		2,513	2,266
2.637% due 06/25/2035		23	22
2.643% due 10/25/2035 ^		9,136	7,540
2.674% due 08/25/2034		1,095	1,090
2.705% due 02/25/2034		42	42
2.706% due 06/25/2035		2,933	2,787
2.724% due 11/25/2034		3,922	3,855
2.731% due 08/25/2035		2,735	2,415
2.735% due 01/25/2037 ^		107	94
2.750% due 10/25/2035		1,662	1,624
2.751% due 09/25/2035		4,360	4,192
2.995% due 05/25/2035		895	817
3.156% due 04/25/2035		4,834	4,849
4.025% due 10/25/2036		751	688
5.250% due 05/25/2021 ^		303	207
5.500% due 01/25/2035		633	652
5.750% due 02/25/2036 ^		987	880
6.250% due 11/25/2036		9,336	8,967
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		235	241
First Republic Bank Mortgage Pass-Through Certificates
0.913% due 06/25/2030		742	735

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
First Republic Mortgage Loan Trust
0.736% due 08/15/2032		$182	$167
0.936% due 11/15/2030		33	30
1.236% due 11/15/2032		35	33
General Motors Acceptance Corp.
7.430% due 12/01/2021		55	55
GMAC Mortgage Corp. Loan Trust
3.089% due 04/19/2036 ^		7,296	6,559
3.160% due 06/25/2034		30	29
3.248% due 06/25/2034		37	37
3.289% due 05/25/2035		3,256	3,062
3.570% due 06/19/2035		446	437
GMAC Mortgage Securities, Inc.
8.950% due 08/20/2017		1	1
Great Hall Mortgages PLC
0.380% due 03/18/2039	EUR	2,261	2,422
0.719% due 03/18/2039	GBP	65,873	89,289
0.729% due 06/18/2039		17,922	23,951
0.769% due 06/18/2039		$27,609	25,153
Grecale ABS SRL
0.308% due 04/28/2056	EUR	11,561	12,817
GreenPoint Mortgage Funding Trust
0.633% due 10/25/2046		$798	566
0.633% due 12/25/2046 ^		641	405
0.703% due 04/25/2036 ^		81	54
0.703% due 11/25/2045		480	412
0.773% due 10/25/2046		705	400
0.873% due 06/25/2045		832	727
Greenwich Capital Commercial Funding Corp. Trust
5.444% due 03/10/2039		71,126	72,599
5.736% due 12/10/2049		96	100
GS Mortgage Securities Corp.
2.312% due 11/10/2045 (a)		50,928	4,698
GS Mortgage Securities Trust
5.374% due 05/17/2045		74	74
5.794% due 08/10/2045		136	141
GSC Capital Corp. Mortgage Trust
0.613% due 05/25/2036 ^		382	294
GSMPS Mortgage Loan Trust
0.783% due 09/25/2035		7,175	5,850
7.500% due 06/25/2043		3,534	3,834
GSR Mortgage Loan Trust
0.733% due 07/25/2035		264	233
0.783% due 01/25/2034		122	104
2.010% due 04/25/2032		134	122
2.220% due 03/25/2033		28	28
2.277% due 06/25/2034		450	432
2.741% due 11/25/2035 ^		4,315	3,580
2.786% due 03/25/2037 ^		9,159	7,516
2.804% due 09/25/2035		133	133
2.849% due 11/25/2035		50	48
2.852% due 04/25/2036		119	105
2.865% due 05/25/2035		2,744	2,648
2.869% due 05/25/2035		44	41
2.869% due 07/25/2035		93	92
2.910% due 01/25/2036 ^		281	261
2.941% due 11/25/2035		46	44
2.963% due 04/25/2035		507	484
2.967% due 04/25/2035		2,894	2,714
5.000% due 05/25/2036 ^		880	821
5.000% due 05/25/2037 ^		12	11
5.500% due 06/25/2035		5,190	5,354
5.500% due 06/25/2036 ^		2,434	2,281
5.750% due 02/25/2036		1,641	1,593
5.750% due 02/25/2037 ^		3,027	2,864
6.000% due 08/25/2021 ^		214	209
6.000% due 03/25/2032		10	10
6.000% due 11/25/2035 ^		16,055	13,359
6.000% due 02/25/2036 ^		9,024	8,019
6.000% due 01/25/2037 ^		6,701	6,338
6.000% due 05/25/2037 ^		5,695	5,288
6.000% due 07/25/2037 ^		536	486
6.250% due 09/25/2036 ^		1,209	1,096
6.500% due 09/25/2036 ^		4,439	3,546
HarborView Mortgage Loan Trust
0.582% due 01/25/2047		4,387	3,276
0.612% due 07/19/2046 ^		32,074	18,546
0.632% due 09/19/2046		5,707	4,170
0.642% due 11/19/2036		136	100
0.652% due 05/19/2035		12,976	10,702
0.672% due 06/19/2035		1,915	1,688
0.712% due 02/19/2036		9,723	6,762

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.992% due 06/19/2034		$1,056	$976
1.032% due 04/19/2034		1,256	1,140
1.072% due 01/19/2035		2,337	1,996
1.132% due 01/19/2035		4,300	2,994
1.152% due 01/19/2035		499	442
1.232% due 11/19/2034		313	238
1.433% due 10/25/2037		2,401	2,047
2.505% due 06/19/2045 ^		15,454	9,498
2.711% due 07/19/2035		637	557
2.735% due 04/19/2034		33	32
2.944% due 12/19/2035 ^		3,492	3,057
3.139% due 06/19/2036		8,518	5,574
3.367% due 06/19/2036 ^		5,371	3,315
4.296% due 08/19/2036 ^		1,588	1,412
Hercules Eclipse PLC
0.829% due 10/25/2018	GBP	5,993	8,489
HomeBanc Mortgage Trust
0.693% due 01/25/2036		$3,734	3,221
0.703% due 10/25/2035		102	94
1.173% due 12/25/2034		4,746	4,458
1.293% due 08/25/2029		2,327	2,164
2.441% due 04/25/2037 ^		3,612	2,254
4.337% due 04/25/2037 ^		4,162	3,340
Homestar Mortgage Acceptance Corp.
0.883% due 07/25/2034		2,136	2,103
HSI Asset Securitization Corp. Trust
0.653% due 11/25/2035		19,282	11,402
Impac CMB Trust
1.173% due 11/25/2034		1,882	1,765
1.193% due 10/25/2033		30	29
1.213% due 10/25/2034		890	814
5.026% due 09/25/2034		288	279
Impac Secured Assets Trust
0.603% due 01/25/2037		19,895	17,063
1.233% due 11/25/2034		493	484
2.768% due 07/25/2035		1,137	828
IndyMac Adjustable Rate Mortgage Trust
1.842% due 01/25/2032		70	66
1.864% due 01/25/2032		445	430
2.322% due 08/25/2031		374	370
IndyMac Mortgage Loan Trust
0.573% due 04/25/2037		7,684	7,015
0.593% due 04/25/2037		2,705	2,349
0.613% due 02/25/2037		23,303	16,174
0.613% due 07/25/2047		11,358	7,451
0.623% due 04/25/2037		1,574	1,150
0.633% due 11/25/2046		808	573
0.643% due 04/25/2046		6,180	4,531
0.643% due 05/25/2046		156	125
0.663% due 04/25/2035		314	271
0.673% due 07/25/2035		3,023	2,623
0.733% due 11/25/2035 ^		766	452
0.733% due 06/25/2037 ^		1,328	691
1.073% due 07/25/2045		92	75
1.213% due 05/25/2034		7	7
1.233% due 11/25/2034		64	57
1.253% due 11/25/2034 ^		1,841	1,495
2.334% due 06/25/2037 ^		3,829	2,887
2.408% due 06/25/2037		8,762	4,851
2.587% due 08/25/2035		84	73
2.611% due 07/25/2037		1,831	1,233
2.628% due 01/25/2036 ^		8,103	6,689
2.638% due 01/25/2035		162	149
2.709% due 08/25/2035		845	686
2.709% due 08/25/2035 ^		718	582
2.711% due 12/25/2034		52	49
2.737% due 01/25/2036		10,862	10,141
2.763% due 10/25/2034		3,874	3,707
2.786% due 09/25/2035 ^		1,591	1,342
2.802% due 01/25/2036 ^		979	809
2.865% due 03/25/2036		4,278	3,313
3.008% due 04/25/2037		10,188	8,297
3.024% due 04/25/2037 ^		20,621	15,228
3.025% due 10/25/2035		753	620
3.073% due 02/25/2035		612	539
3.200% due 05/25/2036		4,286	3,225
4.614% due 08/25/2036		2,172	2,054
6.250% due 11/25/2037 ^		1,726	1,424
JPMorgan Alternative Loan Trust
0.573% due 03/25/2037		2,263	1,661

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.704% due 05/26/2037	$48,088	$43,704
2.865% due 05/25/2037 ^	9,472	7,791
3.198% due 11/25/2036 ^	2,761	2,466
3.222% due 12/25/2036	21,147	17,658
6.050% due 05/25/2036	1,044	941
JPMorgan Chase Commercial Mortgage Securities Trust
2.749% due 11/15/2043	25	25
3.341% due 07/15/2046	1,627	1,627
3.673% due 02/15/2046	3,223	3,278
3.853% due 06/15/2043	528	527
5.336% due 05/15/2047	147,255	149,517
5.399% due 05/15/2045	1,390	1,392
5.420% due 01/15/2049	55,474	56,624
5.440% due 06/12/2047	3,683	3,748
5.682% due 02/12/2049	643	650
5.699% due 02/12/2049	77,246	79,377
5.743% due 06/15/2049	3,665	3,751
5.882% due 02/15/2051	33,040	34,143
5.935% due 04/17/2045	18,612	18,604
JPMorgan Mortgage Trust
2.116% due 02/25/2034	560	555
2.137% due 11/25/2033	21	21
2.278% due 07/27/2037	17,342	16,143
2.319% due 06/25/2035	5,424	5,293
2.502% due 07/25/2035	628	617
2.553% due 11/25/2035	2,789	2,592
2.561% due 08/25/2035	6,271	6,173
2.621% due 11/25/2035	4,915	4,647
2.639% due 08/25/2036 ^	5,602	4,871
2.645% due 10/25/2035 ^	1,126	915
2.663% due 10/25/2036 ^	6,783	6,111
2.667% due 10/25/2035 ^	2,797	2,504
2.669% due 06/25/2035	7,291	7,194
2.669% due 02/25/2036 ^	163	144
2.688% due 07/25/2035	2,707	2,675
2.725% due 07/25/2035	1,146	1,146
2.729% due 10/25/2035	138	136
2.737% due 09/25/2035	911	816
2.744% due 04/25/2036 ^	7,385	6,771
2.757% due 08/25/2035 ^	3,952	3,753
2.759% due 07/25/2035	3,069	3,030
2.760% due 05/25/2036	6,409	5,787
2.766% due 10/25/2036 ^	81	71
2.778% due 06/25/2035	731	709
2.783% due 08/25/2035	2,484	2,441
2.788% due 07/25/2035	61	60
2.796% due 07/25/2035	11,483	11,423
2.823% due 10/25/2035	2,604	2,564
2.824% due 07/25/2035	278	253
2.857% due 04/25/2035	317	318
2.860% due 02/25/2036 ^	28	24
2.948% due 04/25/2036	6,565	6,355
2.948% due 04/25/2036 ^	164	150
4.556% due 04/25/2037 ^	835	741
5.000% due 08/25/2020	2,113	2,133
5.388% due 10/25/2036	242	210
5.500% due 03/25/2022 ^	588	591
5.500% due 07/25/2036 ^	1,713	1,607
6.000% due 01/25/2037 ^	22,052	18,505
6.500% due 07/25/2036 ^	4,988	3,719
6.500% due 08/25/2036 ^	1,016	855
Lavender Trust
6.250% due 10/26/2036	8,564	7,793
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	23	23
5.300% due 11/15/2038	88	89
5.430% due 02/15/2040	31,624	32,298
5.866% due 09/15/2045	36,452	38,349
Leek Finance PLC
0.843% due 12/21/2038	155	163
Lehman Mortgage Trust
0.753% due 08/25/2036 ^	12,376	9,133
1.083% due 06/25/2037 ^	1,105	891
5.000% due 12/25/2035 ^	515	473
5.434% due 01/25/2036 ^	6,716	6,257
5.500% due 01/25/2036	1,655	1,379
5.591% due 12/25/2035	7,408	5,538
5.940% due 04/25/2036	1,418	1,267
6.000% due 07/25/2036 ^	8,710	6,496
6.000% due 09/25/2036 ^	3,365	2,689

14	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lehman XS Trust
0.553% due 07/25/2037		$6,929	$5,558
0.596% due 03/25/2047 ^		13,740	11,151
0.603% due 12/25/2036 ^		2,991	2,462
0.613% due 07/25/2037 ^		5,340	3,702
0.623% due 11/25/2046		418	326
0.633% due 08/25/2046		19,382	15,459
0.633% due 08/25/2046 ^		2,278	1,724
1.327% due 08/25/2047		15,147	10,026
1.939% due 07/25/2035		6,776	6,541
Luminent Mortgage Trust
0.593% due 11/25/2036 ^		412	335
0.597% due 12/25/2036		13,027	10,383
0.607% due 12/25/2036 ^		4,546	3,709
0.633% due 02/25/2046		103	68
0.673% due 04/25/2036		20,426	12,571
Marche Mutui SRL
0.175% due 02/25/2055	EUR	34,372	38,540
0.245% due 10/27/2065		573	651
2.095% due 01/27/2064		64,774	74,314
MASTR Adjustable Rate Mortgages Trust
0.633% due 05/25/2047		$690	544
0.643% due 04/25/2046		8,407	5,988
0.643% due 05/25/2047 ^		1,801	1,655
0.673% due 05/25/2037		1,397	869
0.733% due 05/25/2047 ^		756	471
2.258% due 12/25/2033		61	59
2.393% due 07/25/2035 ^		1,857	1,583
2.625% due 10/25/2032		714	708
2.695% due 05/25/2034		242	236
2.729% due 12/25/2034		6,784	6,348
2.744% due 12/25/2033		201	199
3.035% due 03/25/2035		762	656
3.160% due 10/25/2034		4,890	4,619
MASTR Alternative Loan Trust
0.833% due 03/25/2036		8,107	1,813
MASTR Asset Securitization Trust
5.750% due 05/25/2036 ^		11,088	10,770
MASTR Reperforming Loan Trust
0.793% due 07/25/2035		4,563	3,824
7.000% due 08/25/2034		2,948	3,017
7.000% due 05/25/2035		839	837
MASTR Seasoned Securitization Trust
6.239% due 09/25/2017		388	394
6.500% due 08/25/2032		5,450	5,861
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.136% due 11/15/2031		3,863	3,598
1.176% due 09/15/2030		1,056	1,036
1.316% due 11/15/2031		75	66
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.296% due 08/15/2032		157	149
2.610% due 10/20/2029		2,435	2,424
Merrill Lynch Alternative Note Asset Trust
0.543% due 03/25/2037		1,141	508
0.603% due 02/25/2037		4,153	3,762
0.733% due 03/25/2037		3,018	1,377
2.931% due 06/25/2037 ^		2,330	1,564
6.000% due 05/25/2037 ^		9,658	8,303
Merrill Lynch Mortgage Investors Trust
0.683% due 11/25/2035		42	38
0.683% due 08/25/2036		210	207
0.703% due 04/25/2035		1,232	1,178
1.053% due 10/25/2028		97	92
1.093% due 06/25/2028		1,440	1,370
1.093% due 09/25/2029		115	113
1.093% due 11/25/2029		314	304
1.173% due 03/25/2028		69	65
1.213% due 03/25/2028		34	33
1.413% due 04/25/2029		930	883
1.541% due 10/25/2028		59	55
1.633% due 11/25/2029		387	374
2.334% due 02/25/2033		35	34
2.381% due 12/25/2032		448	442
2.478% due 12/25/2035		1,759	1,576
2.479% due 05/25/2033		4,463	4,315
2.560% due 08/25/2034		1,287	1,303
2.565% due 05/25/2036		6,498	6,423
2.575% due 06/25/2035		14,270	13,832
2.615% due 09/25/2035		7,155	7,066
2.644% due 02/25/2035		9,735	9,716
2.654% due 07/25/2035 ^		845	746

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.722% due 12/25/2035		$2,051	$1,957
2.727% due 12/25/2034		74	73
2.732% due 02/25/2034		14	14
2.771% due 06/25/2037		1,867	1,789
2.788% due 11/25/2035		7,701	7,441
2.936% due 05/25/2033		16	15
5.250% due 08/25/2036		11,142	11,412
6.720% due 11/15/2026		1	1
Merrill Lynch Mortgage Trust
5.837% due 06/12/2050		1,647	1,654
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		5,742	5,805
5.414% due 07/12/2046		211	212
5.485% due 03/12/2051		34,645	35,362
5.700% due 09/12/2049		50,027	51,886
5.737% due 06/12/2050		26,301	27,168
5.864% due 08/12/2049		8,805	9,127
Money Partners Securities PLC
0.971% due 03/15/2040	GBP	424	569
Morgan Stanley Capital Trust
5.439% due 02/12/2044		$1,796	1,795
5.569% due 12/15/2044		24,169	25,115
5.610% due 04/15/2049		7,265	7,273
5.692% due 04/15/2049		58,745	60,172
Morgan Stanley Dean Witter Capital, Inc. Trust
5.500% due 04/25/2017		1	1
Morgan Stanley Mortgage Loan Trust
0.693% due 03/25/2036		2,644	2,013
0.713% due 01/25/2036		19,445	13,862
0.723% due 12/25/2035		61	44
0.733% due 03/25/2035		41	38
0.743% due 01/25/2035		12	12
0.753% due 01/25/2035		6,051	5,604
2.292% due 06/25/2036		413	392
2.319% due 07/25/2035 ^		1,698	1,396
2.604% due 06/25/2037		958	626
2.608% due 07/25/2035 ^		14,491	11,851
2.856% due 07/25/2035		878	795
3.080% due 09/25/2035 ^		5,009	4,042
4.880% due 06/25/2036		16,301	11,148
5.701% due 02/25/2047		2,497	1,773
6.000% due 02/25/2036 ^		990	954
6.000% due 10/25/2037 ^		2,466	2,019
Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045		42,762	43,783
5.794% due 08/15/2045		57,779	59,109
MortgageIT Trust
1.213% due 02/25/2035		1,266	1,184
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		977	946
Newgate Funding PLC
0.375% due 12/15/2050	EUR	93,206	98,021
0.748% due 12/01/2050	GBP	700	832
Nomura Asset Acceptance Corp. Alternative Loan Trust
0.873% due 05/25/2035		$37	36
1.433% due 05/25/2035		4,000	2,785
2.599% due 10/25/2035		161	150
2.785% due 02/25/2036 ^		620	508
5.820% due 03/25/2047		1,498	1,509
6.138% due 03/25/2047		1,376	1,386
7.000% due 02/19/2030		1,244	1,222
Nomura Resecuritization Trust
0.873% due 08/27/2047		45,594	44,466
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.138% due 02/25/2035		918	919
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		1	1
Paragon Mortgages PLC
0.831% due 10/15/2041	GBP	2,031	2,598
0.953% due 05/15/2041		23,202	29,943
0.971% due 04/16/2035		7,005	9,105
Prime Mortgage Trust
0.833% due 02/25/2019		$4	4
0.833% due 02/25/2034		2,464	2,322
6.000% due 06/25/2036 ^		2,347	2,261
Provident Funding Mortgage Loan Trust
2.602% due 10/25/2035		2,488	2,405
2.636% due 04/25/2034		740	735
RAAC Trust
0.803% due 09/25/2034		765	729

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
RBSSP Resecuritization Trust
0.656% due 10/27/2036		$4,077	$2,999
0.676% due 08/27/2037		5,677	5,110
0.706% due 09/27/2037		9,301	6,360
0.766% due 02/27/2037		4,797	4,160
0.934% due 09/26/2036		350	339
3.000% due 06/26/2037		2,157	2,174
Regal Trust
2.155% due 09/29/2031		180	166
Resecuritization Mortgage Trust
0.683% due 04/26/2021		1	1
Residential Accredit Loans, Inc. Trust
0.573% due 01/25/2037		11,299	9,075
0.583% due 02/25/2037		4,691	3,767
0.613% due 05/25/2036		25,361	19,066
0.613% due 09/25/2036		4,865	3,728
0.618% due 12/25/2036		56	42
0.623% due 07/25/2036		6,097	4,732
0.623% due 08/25/2036		10,965	8,531
0.623% due 09/25/2036		101	78
0.623% due 12/25/2036		5,639	4,705
0.633% due 05/25/2047		4,567	3,563
0.643% due 06/25/2037		3,254	2,311
0.643% due 04/25/2046		17,404	7,768
0.703% due 02/25/2046		2,676	1,563
0.733% due 08/25/2035		696	530
0.763% due 03/25/2037		1,753	413
0.833% due 11/25/2036 ^		2,668	1,607
0.973% due 03/25/2034		1,097	1,027
1.083% due 07/25/2033		92	84
1.711% due 09/25/2045		592	478
3.133% due 04/25/2035		7,155	6,962
3.272% due 08/25/2035 ^		1,807	931
3.838% due 09/25/2035 ^		1,155	929
4.262% due 02/25/2036 ^		1,438	1,055
5.250% due 09/25/2020		8,790	8,731
6.000% due 08/25/2036 ^		3,580	2,818
6.000% due 09/25/2036 ^		3,393	2,697
6.000% due 09/25/2036		2,969	2,360
6.000% due 11/25/2036 ^		3,555	2,859
6.000% due 01/25/2037 ^		19	16
6.250% due 03/25/2037 ^		2,618	2,100
6.500% due 09/25/2037 ^		3,234	2,692
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		316	352
Residential Asset Securitization Trust
0.883% due 12/25/2036 ^		629	170
5.000% due 08/25/2019		1,028	1,029
5.500% due 08/25/2034		145	148
5.500% due 06/25/2035 ^		758	661
5.750% due 02/25/2036 ^		1,075	839
6.000% due 03/25/2037 ^		5,827	3,990
6.000% due 04/25/2037		460	386
6.000% due 05/25/2037 ^		268	226
6.000% due 07/25/2037 ^		1,585	1,103
6.250% due 08/25/2036		184	169
6.250% due 10/25/2036 ^		559	462
6.250% due 11/25/2036		2,535	1,733
6.250% due 09/25/2037 ^		2,569	1,792
6.500% due 08/25/2036		1,692	976
6.500% due 09/25/2036 ^		1,696	1,190
Residential Funding Mortgage Securities, Inc. Trust
0.833% due 07/25/2018		20	20
2.994% due 11/25/2035		1,224	1,072
3.406% due 02/25/2036 ^		4,845	4,377
3.484% due 02/25/2037		5,476	4,380
5.250% due 07/25/2035		2,924	2,980
5.500% due 12/25/2034		1,043	1,045
5.750% due 09/25/2036 ^		16,207	14,510
6.000% due 06/25/2036 ^		2,454	2,239
6.000% due 07/25/2036 ^		2,947	2,792
6.000% due 06/25/2037 ^		1,251	1,157
6.500% due 03/25/2032		174	180
ResLoC UK PLC
0.811% due 12/15/2043	GBP	3,881	4,675
RMAC Securities PLC
0.025% due 06/12/2044	EUR	2,821	2,883
0.741% due 06/12/2044	GBP	41,267	52,894
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$33,154	33,366
5.331% due 02/16/2044		16,055	16,353
5.336% due 05/16/2047		25,968	26,183
5.420% due 01/16/2049		24,825	25,057
5.467% due 09/16/2039		4,219	4,215
5.692% due 04/16/2049		26,300	26,804

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.695% due 09/16/2040	$4,743	$4,807
5.946% due 02/16/2051	38,592	38,896
6.068% due 09/17/2039	2,386	2,427
6.068% due 02/17/2051	10,000	10,201
6.095% due 12/16/2049	20,937	21,638
Santa Barbara Savings and Loan Association
9.500% due 11/20/2018	16	16
Securitized Asset Sales, Inc.
0.473% due 11/26/2023	69	57
Sequoia Mortgage Trust
0.632% due 07/20/2036	108	97
0.642% due 06/20/2036	2,794	2,469
0.782% due 07/20/2033	263	247
0.812% due 10/20/2027	103	97
0.832% due 10/20/2027	1,311	1,284
1.038% due 05/20/2034	678	649
1.092% due 06/20/2033	23	22
1.388% due 05/20/2034	2,966	2,827
1.530% due 09/20/2033	972	942
2.443% due 01/20/2047 ^	3,311	2,688
2.919% due 09/20/2046 ^	6,981	5,618
3.050% due 01/20/2047 ^	4,602	4,003
Structured Adjustable Rate Mortgage Loan Trust
0.733% due 09/25/2034	2,831	2,452
0.733% due 10/25/2035	2,165	1,921
0.733% due 08/25/2036 ^	8,891	6,872
1.751% due 01/25/2035	328	260
2.381% due 10/25/2037 ^	1,029	681
2.391% due 12/25/2035	5,430	4,329
2.391% due 12/25/2035 ^	2,283	2,223
2.539% due 12/25/2034	141	138
2.584% due 05/25/2034	181	180
2.606% due 01/25/2035	1,275	1,210
2.658% due 11/25/2034	1,061	1,060
2.699% due 03/25/2034	2,712	2,697
2.707% due 08/25/2035	92	85
2.718% due 08/25/2034	1,231	1,205
2.722% due 02/25/2036 ^	2,965	2,367
2.741% due 06/25/2036 ^	1,814	1,564
2.751% due 11/25/2035 ^	838	661
2.756% due 09/25/2034	4,061	3,993
2.762% due 09/25/2035	3,106	2,760
2.795% due 02/25/2034	1,860	1,841
2.795% due 09/25/2034	35	34
2.850% due 02/25/2036 ^	4,460	3,195
2.852% due 05/25/2036 ^	10,035	8,260
2.863% due 05/25/2036 ^	2,611	2,379
2.905% due 04/25/2036 ^	3,150	2,856
3.413% due 03/25/2036 ^	1,069	864
3.675% due 04/25/2036 ^	6,725	4,919
4.416% due 11/25/2036 ^	2,230	2,122
Structured Asset Mortgage Investments Trust
0.553% due 08/25/2036	5,861	4,379
0.563% due 03/25/2037	3,879	2,897
0.603% due 03/25/2037 ^	449	151
0.623% due 06/25/2036	2,662	2,195
0.633% due 05/25/2036	26,986	19,868
0.643% due 04/25/2036	1,337	954
0.643% due 05/25/2036	181	140
0.653% due 05/25/2036	520	383
0.653% due 05/25/2046	13,227	7,160
0.663% due 02/25/2036 ^	344	265
0.663% due 05/25/2045	954	831
0.682% due 07/19/2035	6,934	6,342
0.693% due 05/25/2046 ^	149	60
0.733% due 08/25/2036 ^	982	427
0.743% due 12/25/2035 ^	5,318	3,789
1.092% due 09/19/2032	3,850	3,743
1.132% due 01/19/2034	401	386
1.272% due 10/19/2033	976	875
1.751% due 12/25/2035 ^	4,308	2,950
1.765% due 02/25/2036 ^	17,280	14,493
8.914% due 06/25/2029	29	30
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
2.658% due 05/25/2022	261	265
Structured Asset Securities Corp.
5.500% due 06/25/2035	2,660	2,615
6.300% due 04/15/2027	21	21
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	3,718	3,350

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.195% due 05/25/2032		$45	$44
2.511% due 07/25/2033		58	57
2.515% due 07/25/2032		392	359
2.543% due 03/25/2033		1,496	1,465
2.564% due 01/25/2034		4,037	3,793
2.688% due 02/25/2032		839	817
2.883% due 11/25/2033		191	188
6.250% due 06/25/2034		220	221
Suntrust Adjustable Rate Mortgage Loan Trust
2.832% due 01/25/2037 ^		8,676	8,025
2.870% due 02/25/2037 ^		1,111	970
3.006% due 04/25/2037 ^		1,411	1,196
3.159% due 10/25/2037		1,735	1,599
Suntrust Alternative Loan Trust
1.083% due 12/25/2035 ^		9,181	7,043
5.750% due 12/25/2035 ^		6,036	5,326
6.000% due 04/25/2036 ^		1,584	1,216
Taurus CMBS UK Ltd.
1.989% due 05/01/2022	GBP	779	1,094
Taurus IT SRL
1.313% due 02/18/2027	EUR	1,653	1,853
TBW Mortgage-Backed Trust
5.630% due 01/25/2037		$926	579
5.970% due 09/25/2036		5,583	784
6.015% due 07/25/2037		1,691	1,199
6.500% due 07/25/2036		6,215	3,466
Thornburg Mortgage Securities Trust
1.133% due 12/25/2033		1,276	1,250
2.234% due 10/25/2043		647	629
2.394% due 06/25/2047 ^		187	167
2.410% due 09/25/2037		10,534	10,174
5.750% due 06/25/2047		15	14
Trinity Square PLC
1.786% due 07/15/2051	GBP	18,500	26,368
Wachovia Bank Commercial Mortgage Trust
0.616% due 06/15/2049		$159,222	156,106
5.171% due 01/15/2041		48	48
5.342% due 12/15/2043		121,030	123,616
5.509% due 04/15/2047		62,108	63,046
5.559% due 10/15/2048		136,005	137,269
5.698% due 06/15/2049		455	457
5.703% due 06/15/2049		49,024	50,182
5.946% due 02/15/2051		18,743	19,321
Wachovia Mortgage Loan Trust LLC
2.697% due 03/20/2037 ^		4,777	4,575
2.719% due 10/20/2035		1,336	1,262
2.773% due 08/20/2035 ^		9,318	8,820
2.778% due 08/20/2035 ^		8,458	7,678
2.801% due 10/20/2035		82	79
WaMu Mortgage Pass-Through Certificates Trust
0.653% due 07/25/2046 ^		3	0
0.703% due 12/25/2045		1,026	947
0.723% due 07/25/2045		453	425
0.843% due 11/25/2045		494	434
0.843% due 12/25/2045		425	346
1.051% due 02/25/2047 ^		9,094	7,000
1.121% due 05/25/2047		12,446	10,344
1.173% due 11/25/2034		1,404	1,255
1.351% due 02/25/2046		3,068	2,792
1.351% due 08/25/2046		288	236
1.413% due 11/25/2034		682	596
1.551% due 11/25/2042		514	476
1.717% due 08/25/2042		435	414
1.751% due 06/25/2042		1,019	977
1.755% due 07/25/2047 ^		5,556	3,718
2.005% due 05/25/2037		227	193
2.025% due 04/25/2037 ^		4,591	3,891
2.155% due 08/25/2046		950	841
2.155% due 12/25/2046		10,582	9,642
2.164% due 07/25/2046		1,343	1,196
2.190% due 12/25/2036 ^		112	96
2.193% due 11/25/2036 ^		47	41
2.344% due 08/25/2036 ^		300	257
2.394% due 02/25/2037 ^		10,757	9,366
2.431% due 10/25/2035		1,580	1,512
2.432% due 09/25/2036 ^		10,458	9,450
2.463% due 01/25/2036 ^		8,500	7,678
2.497% due 09/25/2035		1,009	997
2.514% due 08/25/2034		517	513

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.521% due 09/25/2033	$1,272	$1,279
2.540% due 04/25/2035	11,554	11,429
2.562% due 09/25/2033	140	138
2.579% due 08/25/2035	1,452	1,365
2.595% due 12/25/2035	3,807	3,494
2.748% due 01/25/2033	190	192
2.800% due 03/25/2035	3,574	3,485
4.037% due 08/25/2036 ^	2,469	2,144
4.221% due 02/25/2037 ^	750	680
4.270% due 04/25/2037 ^	2,119	1,931
4.378% due 07/25/2037 ^	595	549
6.000% due 07/25/2034	918	964
Washington Mutual Mortgage Loan Trust
1.518% due 05/25/2041	19	18
Washington Mutual Mortgage Pass-Through Certificates Trust
0.593% due 02/25/2037 ^	23,477	17,008
0.673% due 01/25/2047 ^	7,421	5,528
0.883% due 04/25/2035	14,051	10,386
1.071% due 12/25/2046	33,305	22,318
1.121% due 04/25/2047 ^	231	25
1.321% due 05/25/2046	6,802	4,783
2.145% due 02/25/2031	1	1
2.273% due 02/25/2033	24	23
2.326% due 05/25/2033	128	125
2.480% due 06/25/2033	4,863	4,814
4.495% due 09/25/2036 ^	4,632	2,388
5.500% due 11/25/2035 ^	1,315	1,290
5.500% due 06/25/2037 ^	2,505	2,335
6.000% due 04/25/2036 ^	2,459	2,095
6.000% due 06/25/2037 ^	27,015	23,818
6.268% due 07/25/2036	1,686	793
6.449% due 07/25/2036 ^	2,880	1,355
Wells Fargo Alternative Loan Trust
2.799% due 07/25/2037 ^	2,715	2,280
Wells Fargo Mortgage-Backed Securities Trust
0.933% due 07/25/2037 ^	1,904	1,651
2.637% due 06/25/2033	421	421
2.681% due 12/25/2033	1,043	1,032
2.735% due 10/25/2036 ^	9,133	8,650
2.740% due 09/25/2033	172	171
2.740% due 07/25/2034	26	27
2.740% due 05/25/2035	267	256
2.750% due 12/25/2034	956	962
2.754% due 11/25/2034	1,010	1,006
2.761% due 10/25/2035	9,567	9,532
2.765% due 04/25/2036 ^	39	38
2.787% due 12/25/2033	168	168
2.792% due 05/25/2035	2,498	2,483
2.794% due 06/25/2035	4,013	4,020
2.804% due 06/25/2034	3,746	3,812
2.805% due 11/25/2034	168	166
2.811% due 08/25/2033	247	253
2.830% due 03/25/2036 ^	7,931	7,514
2.834% due 01/25/2035	973	966
2.836% due 06/25/2035	436	443
2.837% due 03/25/2036	2,708	2,657
2.844% due 03/25/2036	2,577	2,467
2.847% due 01/25/2035	4,526	4,406
2.853% due 12/25/2034	22	21
2.853% due 04/25/2036	572	551
2.908% due 07/25/2036 ^	1,288	1,211
2.967% due 03/25/2036	208	190
3.034% due 03/25/2036 ^	4,264	4,174
3.401% due 04/25/2036	5,843	5,360
3.401% due 04/25/2036 ^	200	30
5.000% due 03/25/2036	1,847	1,835
5.250% due 10/25/2035	1,599	1,644
5.500% due 11/25/2035	229	233
5.500% due 01/25/2036 ^	3,416	3,375
5.500% due 02/25/2037 ^	1,134	1,048
5.750% due 02/25/2037	654	617
5.750% due 04/25/2037 ^	4,593	4,454
6.000% due 08/25/2036	3,904	4,000
6.000% due 03/25/2037 ^	3,389	3,329
6.000% due 04/25/2037 ^	4,496	4,424
6.000% due 07/25/2037 ^	13,965	13,849
6.000% due 08/25/2037 ^	922	911
6.250% due 07/25/2037 ^	347	334

Total Non-Agency Mortgage-Backed Securities (Cost $8,322,612)		8,542,358

16	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ASSET-BACKED SECURITIES 3.9%
Aames Mortgage Investment Trust
1.216% due 10/25/2035		$3,100	$2,496
Academic Loan Funding Trust
1.233% due 12/27/2022		10,085	10,023
Accredited Mortgage Loan Trust
0.563% due 02/25/2037		1,812	1,733
0.753% due 12/25/2035		1,888	1,789
1.306% due 01/25/2035		1,661	1,533
4.330% due 06/25/2033		2,973	2,828
4.980% due 10/25/2033		2,030	2,078
ACE Securities Corp. Home Equity Loan Trust
0.493% due 10/25/2036		22	11
0.543% due 12/25/2036		6,950	2,690
0.573% due 07/25/2036		10,853	7,531
0.593% due 08/25/2036 ^		5,654	1,763
0.633% due 12/25/2036		26,794	10,548
0.653% due 08/25/2036 ^		7,265	2,295
0.983% due 12/25/2045 ^		5,800	3,391
1.053% due 02/25/2036 ^		3,790	3,109
1.093% due 11/25/2035		12,800	10,786
1.133% due 08/25/2045		5,043	4,888
1.408% due 11/25/2033		2,907	2,711
1.408% due 12/25/2034		945	928
1.408% due 07/25/2035		3,118	2,589
2.233% due 10/25/2032		2,609	2,527
Aegis Asset-Backed Securities Trust
0.606% due 01/25/2037		12,281	8,142
0.863% due 12/25/2035		3,300	2,308
0.913% due 06/25/2035		3,500	2,479
AFC Home Equity Loan Trust
1.143% due 12/22/2027		1	1
AmeriCredit Automobile Receivables Trust
2.380% due 06/10/2019		130	131
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.108% due 03/25/2035		738	738
1.126% due 04/25/2034		303	298
1.213% due 05/25/2034		3,786	3,482
1.303% due 07/25/2034		464	413
3.808% due 11/25/2032		5,356	5,105
4.747% due 05/25/2034 ^		686	573
Amortizing Residential Collateral Trust
1.468% due 07/25/2032		129	122
1.558% due 08/25/2032		282	258
Aquilae CLO PLC
0.187% due 01/17/2023	EUR	2,291	2,586
Argent Securities Trust
0.543% due 09/25/2036		$5,323	1,872
0.583% due 06/25/2036		22,947	7,560
0.583% due 09/25/2036		27,482	9,720
0.623% due 03/25/2036		7,845	3,759
0.673% due 07/25/2036		7,863	3,086
0.703% due 05/25/2036		29,344	9,865
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.753% due 01/25/2036		15,916	11,942
1.558% due 11/25/2034		3,522	2,849
2.461% due 05/25/2034		1,006	847
Asset-Backed Funding Certificates Trust
1.053% due 12/25/2034		388	387
1.293% due 12/25/2030		1,161	1,125
1.483% due 03/25/2034		4,546	3,555
1.528% due 05/25/2032		869	813
Asset-Backed Securities Corp. Home Equity Loan Trust
0.513% due 05/25/2037		260	172
0.663% due 11/25/2036		7,500	4,439
0.883% due 11/25/2035		5,800	5,211
1.196% due 10/25/2034		1	1
1.786% due 04/15/2033		2,545	2,460
3.427% due 08/15/2033		895	810
Avoca CLO Ltd.
0.246% due 10/15/2023	EUR	5,555	6,246
Bear Stearns Asset-Backed Securities Trust
0.543% due 04/25/2031		$2,871	2,882
0.603% due 05/25/2036 ^		5,340	5,072
0.603% due 12/25/2036 ^		6,045	4,520
0.623% due 05/25/2037		5,058	4,805
0.673% due 06/25/2047		7,500	6,255
0.713% due 02/25/2036		4	4
0.733% due 06/25/2047		13,800	8,675

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.883% due 12/25/2042		$285	$281
1.073% due 12/25/2034		6	5
1.086% due 08/25/2035		5,462	5,180
1.093% due 10/25/2032		2,088	1,987
1.233% due 10/27/2032		967	924
1.433% due 10/25/2037		382	352
1.433% due 11/25/2042		207	190
2.177% due 10/25/2036		1,472	1,015
2.918% due 07/25/2036		145	135
3.020% due 06/25/2043		727	685
5.750% due 11/25/2034 ^		4,129	4,039
BNC Mortgage Loan Trust
0.533% due 05/25/2037		263	256
Carlyle High Yield Partners Ltd.
0.835% due 04/19/2022		2,314	2,263
Carrington Mortgage Loan Trust
0.493% due 01/25/2037		1,380	982
0.593% due 10/25/2036		7,115	3,742
0.673% due 06/25/2036		16,000	10,380
0.683% due 10/25/2036		8,336	4,435
0.693% due 02/25/2037		53,326	36,762
CDC Mortgage Capital Trust
1.228% due 07/25/2034		2,974	2,629
Celf Loan Partners PLC
0.164% due 05/03/2023	EUR	16,383	18,551
0.925% due 05/03/2023		$5,582	5,516
Chase Funding Trust
0.996% due 02/25/2033		45	38
1.073% due 08/25/2032		687	624
1.093% due 11/25/2032		19	18
1.333% due 02/25/2032		2,593	2,492
Chase Issuance Trust
1.380% due 11/15/2019		100	100
CIFC Funding Ltd.
0.881% due 05/10/2021		2,434	2,408
CIT Group Home Equity Loan Trust
1.490% due 09/25/2030		2,575	2,235
3.930% due 03/20/2032		144	145
Citigroup Global Markets Mortgage Securities, Inc.
0.993% due 09/25/2028		538	500
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates
1.363% due 05/25/2035		3,900	3,026
Citigroup Mortgage Loan Trust, Inc.
0.493% due 07/25/2045		4,007	2,717
0.503% due 05/25/2037		3,102	2,127
0.603% due 07/25/2045		15,108	10,399
0.633% due 05/25/2037		7,592	5,293
0.683% due 08/25/2036		24,500	17,556
0.693% due 09/25/2036		4,618	2,857
0.693% due 01/25/2037		6,000	4,759
0.693% due 03/25/2037		14,843	11,278
0.693% due 07/25/2045		7,220	5,029
0.703% due 05/25/2037		17,700	12,121
0.886% due 11/25/2045		4,532	4,092
1.093% due 07/25/2035		14,580	10,912
1.168% due 09/25/2035 ^		11,100	8,956
4.547% due 10/25/2037		5,605	5,165
5.764% due 01/25/2037 ^		1,617	1,150
6.351% due 05/25/2036 ^		3,790	2,397
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		21	21
7.490% due 07/01/2031		439	488
Conseco Financial Corp.
6.240% due 12/01/2028		137	144
6.870% due 04/01/2030		288	312
7.140% due 01/15/2029		6	6
7.240% due 06/15/2028		6	6
Cordatus CLO PLC
0.152% due 01/30/2024	EUR	11,616	13,074
0.165% due 07/25/2024		27,850	31,039
Cork Street CLO Designated Activity Co.
1.350% due 11/27/2028 (a)		30,000	34,155
Countrywide Asset-Backed Certificates
0.563% due 12/25/2036 ^		$8,704	7,789
0.573% due 05/25/2037 ^		31,553	27,032
0.573% due 07/25/2037 ^		13,222	11,637
0.573% due 08/25/2037		25,347	19,785
0.583% due 05/25/2037		41,910	38,954
0.586% due 01/25/2037		8,333	7,999
0.593% due 01/25/2034		3,318	3,099
0.593% due 01/25/2046		4,310	3,907

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.603% due 06/25/2047		$19,850	$18,776
0.613% due 08/25/2036		384	378
0.613% due 06/25/2047		1,794	1,638
0.623% due 10/25/2034		5,143	5,032
0.623% due 06/25/2047		9,850	9,034
0.653% due 06/25/2037		11,000	7,666
0.653% due 09/25/2037 ^		6,495	5,690
0.653% due 09/25/2047		64,024	52,344
0.663% due 10/25/2047		16,458	14,464
0.673% due 12/25/2031 ^		269	195
0.686% due 04/25/2036		4,656	4,560
0.723% due 06/25/2036		13,440	12,488
0.723% due 08/25/2036		12,797	11,462
0.733% due 06/25/2036		9,400	8,430
0.736% due 07/25/2036		10,000	9,094
0.743% due 09/25/2037 ^		6,586	3,140
0.773% due 12/25/2036 ^		960	650
0.776% due 04/25/2036		10,159	9,632
0.833% due 08/25/2034		844	797
0.876% due 04/25/2036		4,500	3,693
0.886% due 03/25/2036		2,600	1,884
0.893% due 11/25/2035		68	67
0.923% due 10/25/2035		649	649
0.923% due 02/25/2036		3,400	2,759
0.973% due 01/25/2036		2,434	2,381
0.993% due 12/25/2035		3,000	2,842
1.173% due 05/25/2032		20	19
1.203% due 11/25/2035		4,723	4,571
2.836% due 01/25/2034 ^		16,346	11,218
4.382% due 04/25/2036		2,379	2,400
5.016% due 10/25/2046 ^		15,358	14,640
5.352% due 10/25/2032 ^		8,829	8,126
Countrywide Asset-Backed Certificates Trust
0.593% due 03/25/2037		19,060	17,690
0.596% due 09/25/2046		5,931	5,300
0.883% due 04/25/2036		5,000	4,437
0.896% due 05/25/2036		30,800	25,228
0.926% due 02/25/2036		7,000	6,761
0.966% due 02/25/2036		4,800	4,101
1.013% due 11/25/2035		2,600	2,366
1.086% due 07/25/2035		1,000	911
1.133% due 11/25/2035		2,000	1,622
1.173% due 12/25/2034		3,649	3,391
1.233% due 08/25/2047		21,500	18,335
1.333% due 11/25/2034		914	890
1.336% due 04/25/2035		3,500	2,857
4.693% due 10/25/2035		3,510	3,593
4.740% due 10/25/2035		459	467
4.943% due 05/25/2035		3,207	3,207
5.145% due 08/25/2035		17,821	15,776
5.251% due 12/25/2034		2,100	2,097
Credit Suisse First Boston Mortgage Securities Corp.
1.133% due 07/25/2032		54	44
1.173% due 08/25/2032		2,042	1,790
2.083% due 05/25/2043		981	928
Credit-Based Asset Servicing and Securitization LLC
0.493% due 11/25/2036		139	72
0.553% due 07/25/2037		505	298
0.583% due 11/25/2036		13,411	7,086
0.683% due 07/25/2036		10,000	6,928
0.686% due 04/25/2037		1,368	876
1.003% due 07/25/2036		5,576	5,179
1.533% due 04/25/2032		220	212
3.983% due 03/25/2037 ^		6,999	3,338
6.780% due 05/25/2035		1,725	1,731
Delta Funding Home Equity Loan Trust
1.256% due 09/15/2029		184	168
DT Auto Owner Trust
2.640% due 10/15/2019		41	41
Eaton Vance CDO PLC
0.045% due 02/22/2027	EUR	4,172	4,675
0.858% due 02/22/2027		$18,326	17,944
0.880% due 03/25/2026		13,038	12,745
0.960% due 03/25/2026		16,097	15,748
Educational Funding Co. LLC
0.869% due 10/25/2029		5,300	4,918
Educational Services of America, Inc.
1.469% due 07/25/2023		16,545	16,279
EFS Volunteer LLC
1.469% due 10/26/2026		8,726	8,690
EMC Mortgage Loan Trust
0.886% due 12/25/2042		1,183	1,129
0.886% due 05/25/2043		402	390
1.176% due 05/25/2040		30	27

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
EquiFirst Mortgage Loan Trust
1.183% due 01/25/2034		$29	$25
Equity One Mortgage Pass-Through Trust
0.993% due 11/25/2032		2,959	2,802
Exeter Automobile Receivables Trust
1.060% due 08/15/2018		8	8
2.170% due 05/15/2019		35	35
FAB U.S. Ltd.
1.242% due 12/06/2045	GBP	18,134	22,411
Fieldstone Mortgage Investment Trust
0.593% due 11/25/2036		$13,529	7,033
Finance America Mortgage Loan Trust
1.333% due 08/25/2034		639	592
First Franklin Mortgage Loan Trust
0.593% due 04/25/2036		6,912	5,680
0.673% due 04/25/2036		7,400	4,542
0.673% due 08/25/2036		8,700	5,948
0.673% due 10/25/2036		7,928	5,166
0.693% due 11/25/2036		1,655	1,635
0.883% due 11/25/2036		6,700	5,780
0.903% due 07/25/2035		825	800
0.923% due 07/25/2035		2,000	1,708
1.078% due 05/25/2035		291	291
1.108% due 11/25/2035		12,496	9,079
1.633% due 01/25/2035		2,690	2,194
1.858% due 10/25/2034		2,181	1,804
First Investors Auto Owner Trust
0.900% due 10/15/2018		1	1
1.490% due 01/15/2020		16	16
First NLC Trust
0.573% due 08/25/2037		4,079	1,957
0.713% due 08/25/2037		2,309	1,135
0.896% due 05/25/2035		1,844	1,529
Flagship Credit Auto Trust
1.210% due 04/15/2019		26	26
Ford Credit Auto Owner Trust
0.680% due 02/15/2017		6,161	6,161
Fremont Home Loan Trust
0.493% due 01/25/2037		41	20
0.533% due 08/25/2036		481	177
0.563% due 11/25/2036		54,239	22,362
0.583% due 01/25/2037		18,150	8,798
0.593% due 08/25/2036		9,863	3,672
0.603% due 02/25/2037		68,505	36,380
0.673% due 02/25/2037		26,015	14,023
0.683% due 05/25/2036		14,750	8,369
0.703% due 04/25/2036		3,100	1,665
0.923% due 07/25/2035		1,500	1,312
1.363% due 07/25/2034		1,029	975
1.498% due 06/25/2035		6,100	5,156
GE-WMC Mortgage Securities Trust
0.473% due 08/25/2036		8	4
GMAC Mortgage Corp. Home Equity Loan Trust
6.691% due 09/25/2037		62	65
7.000% due 09/25/2037		32	32
Greenpoint Manufactured Housing
7.270% due 06/15/2029		384	379
8.300% due 10/15/2026		1,460	1,533
GSAA Home Equity Trust
0.553% due 04/25/2047		7,774	6,352
0.613% due 05/25/2036		22,648	10,762
0.663% due 03/25/2036		4,460	4,255
0.733% due 03/25/2037		4,064	2,397
0.883% due 08/25/2037		8,537	7,660
2.852% due 03/25/2036		12,322	8,127
4.752% due 06/25/2034 ^		13	13
GSAA Trust
0.733% due 05/25/2047		596	431
0.803% due 06/25/2035		4,809	4,595
GSAMP Trust
0.523% due 01/25/2037		4,884	2,790
0.553% due 12/25/2036		8,509	4,385
0.593% due 05/25/2046		1,809	1,613
0.593% due 10/25/2046		736	729
0.613% due 11/25/2035		547	107
0.673% due 06/25/2036		6,941	3,997
0.673% due 08/25/2036		3,201	2,409
0.703% due 04/25/2036		5,500	3,181
0.803% due 03/25/2047		2,000	1,260
0.953% due 01/25/2045		1,988	1,888
1.438% due 06/25/2035		2,025	1,994
1.483% due 06/25/2034		761	730
1.683% due 03/25/2034 ^		5,550	3,888
1.753% due 12/25/2034 ^		1,844	1,198
2.083% due 10/25/2034		1,074	996

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Halcyon Structured Asset Management European CLO BV
0.175% due 01/25/2023	EUR	2,329	$2,637
Harbourmaster CLO BV
0.136% due 05/08/2023		2,753	3,128
0.872% due 05/08/2023	GBP	23,127	32,718
0.901% due 05/08/2023		$15,490	15,261
Home Equity Asset Trust
0.603% due 08/25/2036		1,766	1,745
1.033% due 11/25/2032		154	129
1.528% due 05/25/2035		3,300	2,859
Home Equity Loan Trust
0.663% due 04/25/2037		10,800	6,124
HSI Asset Loan Obligation Trust
0.496% due 12/25/2036		139	55
5.096% due 12/25/2036		20,142	10,557
HSI Asset Securitization Corp. Trust
0.483% due 10/25/2036		245	120
0.543% due 12/25/2036		723	281
0.603% due 12/25/2036		6,584	2,561
0.823% due 11/25/2035		5,339	3,722
IMC Home Equity Loan Trust
5.079% due 07/25/2026		25	24
7.310% due 11/20/2028		25	25
7.520% due 08/20/2028		30	31
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.573% due 11/25/2036		3,142	2,440
0.593% due 11/25/2036		8,500	5,374
0.643% due 04/25/2037		5,999	3,572
0.673% due 11/25/2036		35,326	21,475
1.296% due 10/25/2033		997	934
IXIS Real Estate Capital Trust
1.063% due 02/25/2036		9,828	8,614
1.113% due 02/25/2036		101	100
JPMorgan Mortgage Acquisition Corp.
0.623% due 05/25/2035		1,634	1,609
JPMorgan Mortgage Acquisition Trust
0.516% due 08/25/2036		340	159
0.543% due 08/25/2036		60	28
0.583% due 08/25/2036		400	376
0.593% due 01/25/2036		3,900	3,581
0.593% due 07/25/2036 ^		8,629	3,712
0.593% due 05/25/2037		3,600	3,310
0.623% due 03/25/2047		25,812	17,851
0.673% due 08/25/2036		3,000	2,405
0.693% due 03/25/2037		5,600	4,006
0.696% due 07/25/2036		8,800	6,223
0.706% due 04/25/2036		7,800	6,390
6.337% due 08/25/2036 ^		3,173	2,091
Jubilee CDO BV
0.127% due 07/30/2024	EUR	3,310	3,694
L.A. Arena Funding LLC
7.656% due 12/15/2026		$103	112
Lehman ABS Mortgage Loan Trust
0.523% due 06/25/2037		9,459	5,535
0.633% due 06/25/2037		5,106	3,046
Lehman XS Trust
0.603% due 10/25/2036		11,013	9,911
0.603% due 01/25/2037		9,021	7,912
5.420% due 11/25/2035 ^		856	851
Limerock CLO
0.829% due 04/24/2023		5,099	5,051
Long Beach Mortgage Loan Trust
0.593% due 12/25/2036		26,465	16,044
0.693% due 08/25/2045		10,736	8,124
0.813% due 08/25/2045		4,644	4,288
1.258% due 06/25/2035		907	903
1.483% due 06/25/2035		8,900	6,640
1.708% due 02/25/2035		4,500	3,501
Madison Park Funding Ltd.
1.545% due 04/22/2022		95,742	95,375
Massachusetts Educational Financing Authority
1.569% due 04/25/2038		3,385	3,335
MASTR Asset-Backed Securities Trust
0.483% due 01/25/2037		137	55
0.583% due 08/25/2036		6,637	3,113
0.663% due 02/25/2036		2,689	2,674
0.673% due 03/25/2036		10,700	6,290
0.673% due 10/25/2036		5,034	3,054
0.933% due 10/25/2035 ^		14,130	10,211
5.471% due 11/25/2035		1,453	1,391
5.719% due 02/25/2036		3,417	3,316
MASTR Specialized Loan Trust
1.183% due 11/25/2035		3,600	2,701
Merrill Lynch First Franklin Mortgage Loan Trust
0.603% due 04/25/2037		3,942	1,971

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Merrill Lynch Mortgage Investors Trust
0.493% due 11/25/2037	$2,291	$1,081
0.503% due 04/25/2047	17,251	9,103
0.543% due 08/25/2037	13,803	7,963
0.553% due 02/25/2037	1,312	557
0.583% due 08/25/2037	57,804	33,606
0.583% due 11/25/2037	16,319	7,874
0.603% due 07/25/2037	7,095	3,406
0.673% due 08/25/2037	2,890	1,708
0.693% due 03/25/2037	75,100	44,577
0.696% due 04/25/2037	4,000	2,015
0.753% due 03/25/2037	15,424	9,256
0.883% due 02/25/2047	27,056	17,731
MESA Trust
1.233% due 12/25/2031	883	810
Mid-State Capital Corp.
Trust 6.005% due 08/15/2037	329	353
Mid-State Trust
7.340% due 07/01/2035	553	593
7.791% due 03/15/2038	2,455	2,668
Morgan Stanley ABS Capital, Inc. Trust
0.483% due 07/25/2036	309	129
0.493% due 12/25/2036	3,920	2,244
0.493% due 05/25/2037	2,651	1,601
0.503% due 10/25/2036	2,259	1,181
0.523% due 01/25/2037	8,226	4,280
0.533% due 11/25/2036	2,275	1,293
0.543% due 03/25/2037	9,270	4,111
0.563% due 10/25/2036	7,841	5,946
0.573% due 10/25/2036	43,154	22,818
0.573% due 11/25/2036	21,652	12,708
0.573% due 05/25/2037	7,543	4,782
0.583% due 06/25/2036	11,817	7,284
0.583% due 09/25/2036	21,385	9,018
0.583% due 10/25/2036	19,000	11,317
0.583% due 11/25/2036	25,162	14,391
0.583% due 12/25/2036	3,161	1,838
0.593% due 04/25/2036	1,764	1,722
0.593% due 09/25/2036	5,466	2,729
0.613% due 03/25/2037	35,206	15,808
0.633% due 02/25/2037	3,038	1,565
0.653% due 10/25/2036	3,407	1,825
0.663% due 09/25/2036	4,083	2,065
0.663% due 10/25/2036	2,284	1,376
0.663% due 11/25/2036	26,001	14,966
0.663% due 02/25/2037	13,996	6,061
0.683% due 08/25/2036	22,980	12,666
0.683% due 05/25/2037	4,749	2,938
0.773% due 03/25/2037	4,607	2,127
0.793% due 02/25/2037	11,278	4,981
0.893% due 06/25/2034	15	15
1.078% due 09/25/2035	3,000	2,673
1.168% due 07/25/2035	4,000	3,129
1.233% due 07/25/2037	2,153	2,122
1.378% due 06/25/2034	2,744	2,578
1.433% due 03/25/2033	1,367	1,295
1.453% due 08/25/2034	262	246
1.483% due 04/25/2035	4,200	2,923
Morgan Stanley Dean Witter Capital, Inc. Trust
1.708% due 09/25/2032	2,504	2,394
1.783% due 02/25/2033	1,530	1,456
Morgan Stanley Home Equity Loan Trust
0.533% due 12/25/2036	16,168	8,643
0.593% due 04/25/2036	3,030	2,049
0.663% due 04/25/2037	17,188	9,515
0.783% due 04/25/2037	10,548	5,939
Morgan Stanley IXIS Real Estate Capital Trust
0.483% due 11/25/2036	7	3
Morgan Stanley Mortgage Loan Trust
0.503% due 01/25/2047 ^	2	2
0.513% due 11/25/2036	4,844	2,093
0.553% due 04/25/2037	8,140	3,830
0.663% due 02/25/2037	875	468
0.793% due 04/25/2037	3,944	1,913
5.577% due 10/25/2046 ^	3,667	1,858
5.726% due 10/25/2036 ^	1,773	983
5.750% due 11/25/2036 ^	2,381	1,158
5.750% due 04/25/2037 ^	1,086	766
6.000% due 07/25/2047 ^	1,002	768
Motor PLC
0.913% due 08/25/2021	23,263	23,259
National Collegiate Student Loan Trust
0.693% due 02/26/2029	5,000	4,446
0.703% due 03/26/2029	23,500	20,476

18	See Accompanying Notes

March 31, 2016

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Nationstar Home Equity Loan Trust
0.613% due 04/25/2037		$2,064	$2,035
Navient Private Education Loan Trust
1.936% due 01/16/2035		39,193	39,211
Nelnet Student Loan Trust
1.549% due 10/25/2019		811	811
New Century Home Equity Loan Trust
1.108% due 03/25/2035		3,500	3,244
1.318% due 05/25/2034		2,032	1,851
3.433% due 01/25/2033 ^		4,817	4,202
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.763% due 10/25/2036 ^		27,950	10,118
0.833% due 02/25/2037 ^		2,628	859
0.923% due 05/25/2035		4,331	4,092
6.032% due 10/25/2036 ^		3,614	1,776
NovaStar Mortgage Funding Trust
0.533% due 01/25/2037		5,166	2,124
0.583% due 06/25/2036		3,589	2,381
0.583% due 09/25/2036		22,117	11,077
0.583% due 03/25/2037		5,716	2,810
0.603% due 11/25/2036		12,663	5,625
0.613% due 03/25/2037		4,732	2,325
0.643% due 01/25/2037		23,239	9,766
0.683% due 10/25/2036		7,301	3,521
0.788% due 12/25/2033		774	739
1.258% due 06/25/2034		100	94
2.308% due 03/25/2035		9,200	8,097
NYLIM Flatiron CLO Ltd.
0.840% due 08/08/2020		1,378	1,372
OneMain Financial Issuance Trust
2.430% due 06/18/2024		37,100	37,014
2.470% due 09/18/2024		100	100
Option One Mortgage Loan Trust
0.573% due 01/25/2037		34,679	19,643
0.603% due 05/25/2037		4,726	2,658
0.613% due 04/25/2037		9,042	5,196
0.653% due 01/25/2037		13,040	7,485
0.673% due 04/25/2037		4,430	2,501
0.683% due 03/25/2037		1,994	1,005
0.683% due 07/25/2037		4,555	2,616
0.763% due 04/25/2037		3,473	2,027
0.793% due 01/25/2036		6,600	4,425
0.943% due 08/25/2035		4,500	3,361
Option One Mortgage Loan Trust Asset-Backed Certificates
0.893% due 11/25/2035		8,500	6,238
Ownit Mortgage Loan Trust
1.033% due 10/25/2036 ^		4,796	3,672
Palisades CDO Ltd.
0.981% due 07/22/2039		2,059	2,049
Panhandle-Plains Higher Education Authority, Inc.
1.755% due 10/01/2035		18,629	18,620
Panther CDO BV
0.304% due 03/20/2084	EUR	21,962	24,221
0.312% due 10/15/2084		13,771	15,239
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.233% due 12/25/2034		$7,369	6,108
Penta CLO S.A.
0.172% due 06/04/2024	EUR	22,324	25,194
People’s Choice Home Loan Securities Trust
1.156% due 05/25/2035 ^		$3,100	2,882
1.381% due 05/25/2035 ^		7,000	4,772
1.786% due 01/25/2035		6,500	5,631
People’s Financial Realty Mortgage Securities Trust
0.573% due 09/25/2036		23,952	8,887
Popular ABS Mortgage Pass-Through Trust
0.523% due 06/25/2047 ^		360	360
0.643% due 01/25/2037		7,000	5,689
1.063% due 06/25/2035		3,676	3,151
5.700% due 12/25/2034		9,967	7,415
Primus CLO Ltd.
0.855% due 07/15/2021		79,541	78,164
RAAC Trust
0.706% due 05/25/2036		1,642	1,477
0.733% due 06/25/2044		4,057	3,435
0.773% due 02/25/2036		3,850	3,455
0.786% due 11/25/2046		15,050	12,779
0.833% due 06/25/2047		3,980	3,765
1.933% due 09/25/2047		10,900	8,706

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Renaissance Home Equity Loan Trust
0.793% due 11/25/2034		$367	$310
1.133% due 08/25/2032		104	95
1.316% due 08/25/2033		68	63
5.473% due 01/25/2037		9,541	5,022
5.565% due 02/25/2036		7	7
5.893% due 06/25/2037 ^		8,176	3,803
Residential Asset Mortgage Products Trust
0.656% due 10/25/2034		1,752	1,619
0.663% due 01/25/2036		2,541	2,509
0.723% due 02/25/2036		4,650	4,033
0.733% due 05/25/2036 ^		5,293	3,973
2.353% due 11/25/2034		6,880	6,234
2.986% due 12/25/2034		2,000	1,662
5.072% due 04/25/2034		286	293
Residential Asset Securities Corp. Trust
0.563% due 11/25/2036		15,404	12,448
0.583% due 08/25/2036		1,850	1,709
0.583% due 09/25/2036		1,224	1,208
0.593% due 06/25/2036		1,348	1,299
0.603% due 11/25/2036		6,152	5,330
0.613% due 04/25/2036		3,040	2,866
0.633% due 02/25/2036		462	461
0.673% due 10/25/2036		3,000	2,254
0.703% due 07/25/2036		12,000	7,131
0.703% due 05/25/2037		4,182	3,808
0.713% due 04/25/2036		4,200	3,553
0.723% due 03/25/2036		1,715	1,695
0.843% due 01/25/2036		3,160	2,796
0.873% due 11/25/2035		6,840	6,138
0.933% due 07/25/2032 ^		3	3
1.013% due 06/25/2033		1,789	1,512
1.023% due 09/25/2035		5,000	4,445
1.261% due 07/25/2034		1,457	1,288
1.528% due 03/25/2035		2,953	2,356
Residential Mortgage Loan Trust
1.936% due 09/25/2029		10	10
SACO, Inc.
0.853% due 03/25/2036 ^		62	100
0.933% due 12/25/2035		52	50
Santander Drive Auto Receivables Trust
2.650% due 08/17/2020		95	95
Securitized Asset-Backed Receivables LLC Trust
0.493% due 12/25/2036 ^		299	93
0.563% due 05/25/2037 ^		917	594
0.593% due 07/25/2036		3,382	1,541
0.673% due 07/25/2036		4,348	2,016
0.683% due 03/25/2036		14,853	8,413
0.683% due 05/25/2036		7,722	4,278
0.703% due 03/25/2036		25,205	19,771
1.138% due 04/25/2035		9	9
1.393% due 01/25/2036 ^		7,175	5,775
SG Mortgage Securities Trust
0.583% due 10/25/2036		20,988	12,135
SLC Student Loan Trust
1.534% due 06/15/2021		4,300	4,178
SLM Private Credit Student Loan Trust
0.874% due 12/16/2041		12,000	10,031
SLM Private Education Loan Trust
2.686% due 06/16/2042		18,000	18,319
3.450% due 05/16/2044		2,600	2,659
3.686% due 05/16/2044		28,622	29,373
SLM Student Loan Trust
0.035% due 12/15/2023	EUR	189	205
0.045% due 06/17/2024		11,920	12,843
0.749% due 01/25/2019		$1,149	1,133
0.949% due 01/25/2022		12,000	11,475
1.119% due 10/25/2017		4,520	4,516
1.269% due 04/25/2019		660	656
1.519% due 07/25/2023		700	656
1.834% due 12/15/2033		21,140	20,062
1.919% due 01/25/2018		8	8
2.119% due 04/25/2023		48,248	47,749
2.319% due 07/25/2023		3,075	3,089
SMART ABS Trust
1.180% due 02/14/2019		84	84
Soundview Home Loan Trust
0.543% due 01/25/2037		5,630	3,843
0.593% due 11/25/2036		10,619	8,908

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.593% due 01/25/2037		$5,374	$3,696
0.613% due 02/25/2037		10,348	3,888
0.613% due 08/25/2037		4,000	2,876
0.643% due 06/25/2037		24,636	14,412
0.673% due 07/25/2036		15,300	8,890
0.683% due 08/25/2037		3,828	2,595
0.693% due 02/25/2037		13,352	5,107
0.713% due 05/25/2036		5,000	3,919
0.733% due 01/25/2037		39,975	24,339
1.258% due 06/25/2035		4,900	4,410
South Carolina Student Loan Corp.
1.386% due 03/02/2020		430	427
1.635% due 09/03/2024		600	593
Specialty Underwriting & Residential Finance Trust
0.533% due 11/25/2037		758	426
0.733% due 12/25/2036		7,867	6,591
0.783% due 09/25/2036		2,223	2,210
0.783% due 03/25/2037		4,942	2,480
1.183% due 06/25/2036		1,637	1,572
1.333% due 06/25/2036		18,300	12,692
1.408% due 12/25/2035		4,959	4,381
4.475% due 02/25/2037		39,330	18,740
4.475% due 02/25/2037 ^		8,396	4,000
Stone Tower CLO Ltd.
0.840% due 04/17/2021		2,383	2,366
0.850% due 04/17/2021		1,490	1,475
Structured Asset Investment Loan Trust
0.583% due 06/25/2036		2,879	2,497
0.606% due 07/25/2036		19,768	11,433
0.733% due 01/25/2036		6,526	5,069
1.133% due 04/25/2033		1,768	1,714
1.333% due 05/25/2035		9,400	7,709
1.363% due 09/25/2034		569	500
1.408% due 01/25/2035		10,188	7,025
1.433% due 09/25/2034		381	368
1.558% due 01/25/2035		3,957	870
1.633% due 01/25/2033		29	29
1.633% due 12/25/2034		8,795	7,710
1.813% due 04/25/2033		300	246
2.008% due 01/25/2035		4,313	535
2.158% due 01/25/2035 ^		5,642	185
Structured Asset Securities Corp.
5.180% due 10/25/2034		1,355	1,401
Structured Asset Securities Corp. Mortgage Loan Trust
0.593% due 03/25/2036		135	130
0.613% due 01/25/2037		3,714	1,714
0.683% due 09/25/2036		4,500	3,627
0.703% due 04/25/2036		12,913	9,203
0.733% due 06/25/2035		2,663	2,332
0.803% due 04/25/2036		6,436	5,531
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.410% due 06/25/2033		47	47
SVO Mortgage LLC
2.000% due 09/20/2029		35	35
Symphony CLO Ltd.
0.858% due 05/15/2019		50,829	50,505
Telos CLO Ltd.
2.290% due 04/17/2025 (c)		35,400	35,402
Toyota Auto Receivables Owner Trust
0.930% due 07/16/2018		70	70
Trapeza CDO Ltd.
0.902% due 04/06/2042		3,240	2,284
Triaxx Prime CDO Ltd.
0.701% due 10/02/2039		107,488	82,659
Tropic CDO Ltd.
0.942% due 07/15/2036		29,559	19,361
VOLT LLC
3.625% due 10/25/2057		14,146	13,978
Wachovia Loan Trust
0.793% due 05/25/2035		879	859
WaMu Asset-Backed Certificates Trust
0.683% due 04/25/2037		15,308	6,509
Washington Mutual Asset-Backed Certificates Trust
0.493% due 10/25/2036		2,125	1,030
Wood Street CLO BV
0.072% due 08/27/2022	EUR	11,058	12,432
0.117% due 03/29/2021		1,347	1,522

Total Asset-Backed Securities (Cost $3,284,262)			3,386,648

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOVEREIGN ISSUES 6.1%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		$7,310	$7,836
Autonomous Community of Catalonia
4.300% due 11/15/2016		8,050	9,127
4.750% due 06/04/2018		40,886	46,664
4.900% due 09/15/2021		3,200	3,538
4.950% due 02/11/2020 (l)		7,450	8,490
Autonomous Community of Valencia
4.000% due 11/02/2016		5,900	6,850
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$77,200	77,177
4.125% due 09/15/2017	EUR	43,000	49,401
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (f)	BRL	94,000	25,293
0.000% due 10/01/2016 (f)		13,164,515	3,426,036
0.000% due 01/01/2017 (f)		1,460,400	368,351
0.000% due 07/01/2017 (f)		150,000	35,540
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		537,500	146,131
Cyprus Government International Bond
3.875% due 05/06/2022	EUR	26,500	30,860
4.750% due 06/25/2019		10,400	12,520
Export-Import Bank of Korea
2.625% due 12/30/2020 (l)		$31,700	32,555
Italy Buoni Poliennali Del Tesoro
5.000% due 09/01/2040	EUR	68,300	117,421
Korea Development Bank
3.250% due 09/20/2016 (l)		$17,900	18,086
4.000% due 09/09/2016 (l)		20,000	20,278
Mexico Government International Bond
4.000% due 11/15/2040 (h)	MXN	933,709	57,296
4.000% due 11/08/2046 (h)		4,083,890	250,386
4.750% due 06/14/2018		1,000,000	58,234
6.500% due 06/10/2021		10	1
8.000% due 06/11/2020		1,052,300	67,318
New South Wales Treasury Corp.
2.750% due 11/20/2025 (h)	AUD	1,243	1,132
6.000% due 03/01/2022		165	152
Poland Government International Bond
4.000% due 01/22/2024		$15	16
Province of British Columbia
1.200% due 04/25/2017		45	45
Province of Ontario
1.650% due 09/27/2019 (l)		85,700	85,965
4.000% due 10/07/2019 (l)		23,855	25,303
4.400% due 04/14/2020 (l)		18,900	20,095
Province of Quebec
2.750% due 08/25/2021 (l)		81,800	85,815
3.500% due 07/29/2020		11,900	12,833
3.500% due 12/01/2022	CAD	68,053	58,270
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	384
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	7,810,000	62,889
4.500% due 07/03/2017		5,920,000	47,670
5.000% due 08/22/2016		6,000,000	50,047
Slovenia Government International Bond
5.500% due 10/26/2022		$54,700	61,977
South Africa Government International Bond
4.500% due 04/05/2016	EUR	150	171

Total Sovereign Issues (Cost $5,297,303)			5,388,153

	SHARES	MARKET VALUE (000s)
CONVERTIBLE PREFERRED SECURITIES 0.0%
INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (d)	8,712,560	$0
6.250% due 07/14/2033 (d)	475,440	0

Total Convertible Preferred Securities (Cost $0)		0

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
CoBank ACB
6.250% due 10/01/2022 (i)	40,000	4,110
Navient Corp. CPI Linked Security
2.730% due 03/15/2017	4,700	115

Total Preferred Securities (Cost $4,260)		4,225

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 3.0%
CERTIFICATES OF DEPOSIT 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.081% due 05/16/2016	$500	500
1.212% due 05/16/2016	155,000	154,859
Intesa Sanpaolo SpA
1.997% due 04/11/2016	11,200	11,201
Sumitomo Mitsui Banking Corp.
0.609% due 05/02/2017	315,300	313,723

		480,283

COMMERCIAL PAPER 1.5%
AutoNation, Inc.
1.300% due 04/18/2016	86,300	86,271
1.300% due 04/21/2016	40,900	40,884
1.300% due 04/22/2016	10,000	9,996
Baxalta, Inc.
1.100% due 04/05/2016	13,000	12,999
Becton Dickinson & Co.
0.760% due 05/02/2016	12,000	11,995
Commonwealth Edison
0.870% due 04/19/2016	40,800	40,790
Cox Enterprises, Inc.
0.970% due 04/06/2016	41,200	41,197
Duke Energy Corp.
0.930% due 04/18/2016	22,900	22,894
1.010% due 04/11/2016	37,800	37,795
EMC Corp.
1.015% due 04/07/2016 (g)	94,200	94,194
Entergy Corp.
1.120% due 04/06/2016	50,000	49,995
1.120% due 04/22/2016	25,000	24,990
Exelon Generation Co. LLC
1.025% due 04/05/2016	10,000	9,999
1.050% due 04/21/2016	50,000	49,986
1.050% due 04/22/2016	43,600	43,587
Hewlett Packard Enterprise Co.
1.015% due 04/25/2016 (g)	40,000	39,989
HP, Inc.
0.890% due 04/15/2016	85,000	84,988
0.910% due 04/28/2016	4,900	4,898
0.920% due 04/28/2016	17,000	16,995
Humana, Inc.
0.910% due 04/07/2016	10,600	10,599
0.950% due 04/19/2016	10,000	9,996
Hyundai Capital America
0.820% due 04/27/2016	26,600	26,590
0.920% due 04/12/2016	41,500	41,494
0.920% due 05/09/2016	15,600	15,591
NiSource Finance Corp.
0.950% due 04/15/2016	600	600
Pepco Holdings, Inc.
0.960% due 04/04/2016	10,900	10,899
1.100% due 04/15/2016	21,200	21,194
Pitney Bowes, Inc.
1.090% due 04/21/2016	26,800	26,792
Syngenta Wilmington, Inc.
1.500% due 05/16/2016	27,400	27,377
Thermo Fisher Scientific, Inc.
1.500% due 06/10/2016	189,400	188,919
1.800% due 07/08/2016	40,000	39,848
Viacom, Inc.
1.270% due 04/11/2016	20,000	19,997
1.280% due 05/02/2016	75,000	74,917

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Volvo Group Treasury N.A.
0.820% due 04/12/2016		$22,000	$21,997
0.870% due 04/19/2016		14,700	14,696
0.910% due 04/14/2016		18,500	18,497
			1,294,445

REPURCHASE AGREEMENTS (k) 0.0%			1,900

SHORT-TERM NOTES 0.6%
JPMorgan Chase Bank N.A.
2.046% due 10/04/2016 (g)		504,475	499,161

CZECH REPUBLIC TREASURY BILLS 0.1%
(0.161%) due 04/15/2016 - 09/30/2016 (e)(f)	CZK	2,599,000	109,410

JAPAN TREASURY BILLS 0.1%
(0.120%) due 05/12/2016 (f)(g)	JPY	7,970,000	70,824

MEXICO TREASURY BILLS 0.0%
3.620% due 05/26/2016 (f)(g)	MXN	207,000	11,912
U.S. TREASURY BILLS 0.2%
0.230% due 04/07/2016 - 04/28/2016 (e)(f)(p)		$198,369	198,355

Total Short-Term Instruments (Cost $2,660,369)			2,666,290

Total Investments in Securities (Cost $109,848,720)			112,651,102

		SHARES
INVESTMENTS IN AFFILIATES 4.4%
SHORT-TERM INSTRUMENTS 4.4%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%
PIMCO Short-Term Floating NAV Portfolio III		394,012,393	3,893,236

Total Short-Term Instruments (Cost $3,892,152)			3,893,236

Total Investments in Affiliates (Cost $3,892,152)			3,893,236

Total Investments 132.5% (Cost $113,740,872)			$116,544,338
Financial Derivative Instruments (m)(o) 1.0% (Cost or Premiums, net $(388,279))			909,843
Other Assets and Liabilities, net (33.5%)			(29,475,521)

Net Assets 100.0%			$87,978,660

20	See Accompanying Notes

March 31, 2016

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
§	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon bond.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$270,312	0.31%
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	16,185	0.02

				$289,300	$286,497	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.470%	03/31/2016	04/01/2016	$700	U.S. Treasury Notes 1.500% due 03/31/2023	$(716)	$700	$700
FAR	0.540	03/31/2016	04/01/2016	1,200	Freddie Mac 3.500% due 09/01/2045	(1,238)	1,200	1,200

Total Repurchase Agreements						$(1,954)	$1,900	$1,900

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)		Payable for Reverse Repurchase Agreements
BCY	(2.750)%	03/31/2016	TBD	(2)		$(24,735)	$(24,735)
BRC	(1.750)	12/17/2015	TBD	(2)		(4,256)	(4,231)
	(1.000)	11/24/2015	TBD	(2)		(5,291)	(5,272)
DBL	(0.850)	05/28/2015	TBD	(2)	EUR	(2,383)	(2,698)
	(0.850)	08/03/2015	TBD	(2)		(2,199)	(2,491)
	(0.850)	11/20/2015	TBD	(2)		(1,111)	(1,261)
SCX	0.770	02/02/2016	04/04/2016			$(153,825)	(154,019)
	0.770	03/28/2016	04/04/2016			(26,444)	(26,448)
	0.780	01/22/2016	04/22/2016			(87,867)	(88,000)
	0.780	04/04/2016	07/06/2016			(180,340)	(180,340)
	0.790	01/15/2016	04/12/2016			(48,379)	(48,461)

Total Reverse Repurchase Agreements							$(537,956)

(2)	Open maturity reverse repurchase agreements.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2016 was $(851,556) at a weighted average interest rate of 0.186%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	04/01/2031	$37,000	$(38,538)	$(38,549)

Total Short Sales				$(38,538)	$(38,549)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2016:

(l)	Securities with an aggregate market value of $368,558 and cash of $555 have been pledged as collateral under the terms of the following master agreements as of March 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(24,735)	$0	$(24,735)	$28,050	$3,315
BOS	700	0	0	700	(716)	(16)
BRC	0	(9,503)	0	(9,503)	11,394	1,891
DBL	0	(6,450)	0	(6,450)	6,367	(83)
FAR	1,200	0	0	1,200	(1,238)	(38)
SCX	0	(497,268)	0	(497,268)	322,640	(174,628)

Total Borrowings and Other Financing Transactions	$1,900	$(537,956)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(133,219)	$0	$(34,238)	$(167,457)
Sovereign Issues	0	(183,709)	0	(6,450)	(190,159)

Total Borrowings	$0	$(316,928)	$0	$(40,688)	$(357,616)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(357,616)

(4)	Unsettled reverse repurchase agreements liability of $(180,340) is outstanding at period end.

(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$114.250	05/20/2016	21,417	$183	$0

Total Purchased Options				$183	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.250	04/22/2016	5,908	$(1,931)	$(1,015)
Put - CBOT U.S. Treasury 10-Year Note May Futures	129.500	04/22/2016	9,261	(3,693)	(1,779)
Call - CBOT U.S. Treasury 10-Year Note May Futures	130.000	04/22/2016	6,061	(3,402)	(5,185)

				$(9,026)	$(7,979)

Total Written Options				$(9,026)	$(7,979)

22	See Accompanying Notes

March 31, 2016

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3-Month Canada Bankers Acceptance December Futures	Long	12/2016	10,096	$(485)	$0	$(875)
3-Month Canada Bankers Acceptance June Futures	Long	06/2016	20,904	(5,752)	0	(1,207)
3-Month Canada Bankers Acceptance September Futures	Long	09/2016	25,220	(4,017)	0	(2,185)
90-Day Eurodollar December Futures	Short	12/2017	33,488	(43,740)	0	(3,349)
90-Day Eurodollar December Futures	Short	12/2018	14,653	(8,119)	0	(2,015)
90-Day Eurodollar June Futures	Short	06/2017	11,592	(26,988)	0	(580)
90-Day Eurodollar June Futures	Short	06/2018	19,195	(14,126)	0	(2,399)
90-Day Eurodollar March Futures	Short	03/2017	18,420	(35,489)	0	(461)
90-Day Eurodollar March Futures	Short	03/2018	34,343	(42,183)	0	(4,293)
90-Day Eurodollar September Futures	Short	09/2017	20,564	(33,270)	0	(1,542)
90-Day Eurodollar September Futures	Short	09/2018	39,635	(25,415)	0	(5,450)
Call Options Strike @ EUR 164.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	4,892	2,119	501	0
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	724	(80)	66	(17)
Call Options Strike @ EUR 165.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	6,121	2,402	418	0
Canada Government 10-Year Bond June Futures	Short	06/2016	9,466	9,096	4,300	0
Euro-BTP Italy Government Bond June Futures	Short	06/2016	119	(278)	3	(35)
Euro-Bund 10-Year Bond June Futures	Short	05/2016	2,084	(2,244)	379	(119)
Euro-Bund 10-Year Bond June Futures	Long	06/2016	1,739	150	119	(534)
Put Options Strike @ EUR 158.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	724	295	0	(16)
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	5,018	1,257	0	(114)
Put Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2016	4,812	148	208	(59)
Put Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	8,800	3,255	0	(200)
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	13,007	(129)	0	(270)
Put Options Strike @ EUR 162.000 on Euro-Bund 10-Year Bond May Futures	Short	04/2016	1,636	(76)	0	(76)
U.S. Treasury 5-Year Note June Futures	Long	06/2016	118,186	11,590	25,853	0
U.S. Treasury 10-Year Note June Futures	Long	06/2016	96,391	79,010	36,147	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2016	10,549	(3,528)	10,219	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	42,668	9,276	1,532	(4,596)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	83,346	(46,350)	2,993	(8,978)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	8,594	(7,370)	154	(771)
United Kingdom Long Gilt June Futures	Short	06/2016	4,872	69	2,239	(2,519)

Total Futures Contracts				$(180,972)	$85,131	$(42,660)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

						Variation Margin
Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Asset	Liability
CDX.IG-25 5-Year Index	1.000%	12/20/2020	$239,300	$1,278	$1,679	$0	$(15)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

INTEREST RATE SWAPS

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$1,540,600	$(3,941)	$(1,436)	$0	$(8)
Receive	3-Month CAD-Bank Bill	2.300	12/15/2025	CAD 62,000	(3,884)	(2,425)	208	0
Receive	3-Month USD-LIBOR *	1.750	05/06/2018	$5,000,000	(87,116)	(63,107)	0	(1,728)
Receive	3-Month USD-LIBOR *	1.500	05/15/2019	2,178,000	(6,214)	(5,543)	0	(1,131)
Receive	3-Month USD-LIBOR	2.000	12/16/2019	1,396,100	(56,652)	(49,276)	0	(1,686)
Receive	3-Month USD-LIBOR	2.000	12/16/2020	1,796,100	(80,357)	(80,767)	0	(3,106)
Pay	3-Month USD-LIBOR	1.500	02/02/2021	699,700	11,807	5,510	1,202	0
Receive	3-Month USD-LIBOR *	2.000	06/15/2021	4,669,800	(174,797)	(17,297)	0	(8,768)
Receive	3-Month USD-LIBOR	2.250	12/16/2022	3,809,200	(241,465)	(252,371)	0	(10,659)
Receive	3-Month USD-LIBOR	2.350	08/05/2025	1,242,300	(84,214)	(77,257)	0	(4,431)
Receive	3-Month USD-LIBOR	2.500	12/16/2025	4,188,700	(366,393)	(425,813)	0	(15,761)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026	438,700	(23,219)	(22,221)	0	(1,612)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	9,406,652	(1,361,508)	(1,869,240)	0	(66,433)
Pay	3-Month USD-LIBOR	2.250	03/16/2046	130,000	2,626	3,835	863	0
Receive	3-Month USD-LIBOR *	2.500	06/15/2046	873,900	(68,218)	(47,914)	0	(6,045)
Receive	6-Month GBP-LIBOR	1.500	12/16/2017	GBP 760,000	(15,849)	(11,064)	0	(316)
Receive	6-Month GBP-LIBOR *	1.000	06/15/2018	629,700	(3,409)	(5,634)	0	(463)
Receive	6-Month GBP-LIBOR *	1.500	09/21/2018	321,100	(6,058)	(5,536)	0	(295)
Receive	6-Month GBP-LIBOR *	1.250	09/21/2018	610,600	(7,169)	(2,822)	0	(560)
Receive	6-Month GBP-LIBOR *	1.000	09/21/2018	1,828,600	(8,434)	(3,765)	0	(1,672)
Receive	28-Day MXN-TIIE	4.142	06/09/2016	MXN 51,287,000	(266)	(266)	8	0
Receive	28-Day MXN-TIIE	4.150	06/14/2016	9,830,000	(51)	(51)	2	0
Receive	28-Day MXN-TIIE	4.140	06/15/2016	21,000,000	(78)	(77)	4	0
Receive	28-Day MXN-TIIE	4.140	06/21/2016	38,000,000	(91)	(91)	9	0
Receive	28-Day MXN-TIIE	4.140	06/22/2016	38,530,000	(88)	(88)	9	0
Receive	28-Day MXN-TIIE	4.135	06/22/2016	31,497,000	(51)	(51)	7	0
Pay	28-Day MXN-TIIE	4.090	08/23/2016	25,400,000	(600)	(600)	0	(3)
Pay	28-Day MXN-TIIE	4.060	08/24/2016	38,507,900	(1,235)	(1,879)	0	(4)
Pay	28-Day MXN-TIIE *	4.785	09/20/2017	17,600,000	1,254	1,254	22	0
Receive	28-Day MXN-TIIE	4.340	09/28/2017	812,800	121	121	0	(1)
Receive	28-Day MXN-TIIE	4.335	09/28/2017	2,670,000	410	410	0	(4)
Pay	28-Day MXN-TIIE	4.400	02/15/2018	2,300,000	(472)	(472)	2	0
Receive	28-Day MXN-TIIE	4.730	09/27/2018	2,100,000	(39)	486	0	(18)
Receive	28-Day MXN-TIIE	4.607	10/08/2018	580,000	103	103	0	(5)
Pay	28-Day MXN-TIIE	5.700	01/18/2019	9,643,000	13,909	(3,788)	146	0
Pay	28-Day MXN-TIIE	5.470	04/26/2019	5,238,000	5,760	(534)	113	0
Pay	28-Day MXN-TIIE	4.982	07/03/2019	4,300,000	703	544	112	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019	1,288,800	157	(679)	41	0
Pay	28-Day MXN-TIIE *	6.330	11/08/2019	1,870,800	1,887	1,354	59	0
Pay	28-Day MXN-TIIE *	6.350	11/08/2019	1,776,100	1,829	1,281	56	0
Pay	28-Day MXN-TIIE *	6.320	11/12/2019	1,430,100	1,418	1,228	45	0
Pay	28-Day MXN-TIIE	5.270	02/05/2020	2,600,000	1,319	1,310	97	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	1,175,000	194	613	46	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020	3,710,100	4,241	1,208	150	0
Pay	28-Day MXN-TIIE	5.750	06/08/2020	1,286,000	1,840	464	55	0
Pay	28-Day MXN-TIIE	5.535	06/11/2020	6,928,000	6,447	1,681	347	0
Pay	28-Day MXN-TIIE	6.960	07/27/2020	2,800,000	11,954	180	113	0
Pay	28-Day MXN-TIIE	5.310	10/22/2020	8,981,400	2,287	538	393	0
Pay	28-Day MXN-TIIE	6.240	02/01/2021	2,310,000	5,906	815	106	0
Pay	28-Day MXN-TIIE	5.085	02/02/2021	1,470,000	(692)	(692)	70	0
Pay	28-Day MXN-TIIE	5.093	02/02/2021	730,000	(329)	(329)	35	0
Pay	28-Day MXN-TIIE	5.095	02/05/2021	4,823,100	(2,194)	(2,446)	229	0
Pay	28-Day MXN-TIIE	6.350	06/02/2021	770,500	2,138	(1,152)	40	0
Pay	28-Day MXN-TIIE	6.650	06/02/2021	1,200,000	4,324	292	62	0
Pay	28-Day MXN-TIIE	6.040	09/21/2021	500	1	0	0	0
Pay	28-Day MXN-TIIE	5.905	09/22/2021	1,115,300	1,596	347	69	0
Pay	28-Day MXN-TIIE	5.877	09/23/2021	2,262,900	3,042	751	140	0
Pay	28-Day MXN-TIIE	5.765	09/30/2021	3,300,000	3,275	2,522	243	0
Pay	28-Day MXN-TIIE	5.770	09/30/2021	349,900	352	331	26	0
Pay	28-Day MXN-TIIE	5.570	10/08/2021	3,082,600	1,429	1,429	196	0
Pay	28-Day MXN-TIIE	5.608	10/08/2021	7,930,900	4,563	8,641	505	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021	17,420,100	(766)	345	1,175	0
Pay	28-Day MXN-TIIE	5.920	12/08/2021	999,500	1,410	915	68	0
Pay	28-Day MXN-TIIE	5.795	12/10/2021	3,082,200	3,161	4,104	212	0
Pay	28-Day MXN-TIIE	5.850	12/21/2021	234,100	268	235	16	0
Pay	28-Day MXN-TIIE	5.375	01/07/2022	82,500	(24)	(40)	6	0
Pay	28-Day MXN-TIIE	5.940	07/13/2022	1,336,000	1,646	1,483	115	0
Pay	28-Day MXN-TIIE	6.010	07/19/2022	1,344,000	1,930	1,930	116	0
Pay	28-Day MXN-TIIE	5.500	09/02/2022	9,696,400	(3,504)	15,436	942	0
Pay	28-Day MXN-TIIE	5.750	09/02/2022	156,000	73	143	15	0
Pay	28-Day MXN-TIIE	5.930	09/22/2022	870,000	924	924	79	0
Pay	28-Day MXN-TIIE	5.780	09/29/2022	1,893,000	1,003	1,335	193	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022	89,700	52	102	8	0
Pay	28-Day MXN-TIIE	5.825	01/12/2023	8,321,900	4,579	3,755	788	0
Pay	28-Day MXN-TIIE	5.555	01/25/2023	1,488,900	(560)	(560)	142	0
Pay	28-Day MXN-TIIE	5.580	01/25/2023	3,000,000	(865)	(865)	286	0
Pay	28-Day MXN-TIIE	5.750	06/05/2023	876,900	52	1,407	85	0
Pay	28-Day MXN-TIIE	6.800	12/26/2023	1,920,100	7,274	(1,440)	149	0
Pay	28-Day MXN-TIIE	5.990	01/30/2026	3,098,500	(891)	(1,130)	0	(9)
Pay	28-Day MXN-TIIE	7.270	04/10/2029	275,000	1,423	519	1	0
Pay	28-Day MXN-TIIE	6.860	11/27/2029	145,000	394	331	3	0

					$(2,490,612)	$(2,890,506)	$10,229	$(124,718)

Total Swap Agreements					$(2,489,334)	$(2,888,827)	$10,229	$(124,733)

*	This security has a forward starting effective date.

24	See Accompanying Notes

March 31, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2016:

(n)	Securities with an aggregate market value of $1,764,082 and cash of $12,319 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$85,340	$10,229	$95,569	$(7,979)	$(43,310)	$(124,733)	$(176,022)

(4)	Unsettled variation margin asset of $209 and liability of $(650) for closed futures is outstanding at period end.

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability

AZD	04/2016	AUD	186,240	$	133,334	$0	$(9,428)
	04/2016	$	377	AUD	524	24	0
	05/2016	MYR	736,804	$	168,590	0	(21,423)
	05/2016	$	76,456	MYR	330,474	8,770	0
	09/2016	CNH	500,946	$	76,120	0	(784)
	09/2016	$	50,000	CNH	339,875	2,147	0
BOA	04/2016	BRL	1,288,410	$	365,318	8,952	(1,959)
	04/2016	JPY	87,468,947		769,355	0	(7,836)
	04/2016	$	359,130	BRL	1,288,410	2,622	(3,427)
	05/2016	EUR	609,104	$	676,193	0	(17,716)
	05/2016	KRW	53,000,832		43,704	0	(2,503)
	05/2016	MXN	7,511,399		427,132	0	(5,820)
	05/2016	MYR	67,102		15,086	0	(2,219)
	05/2016	TWD	1,830,538		54,529	0	(2,422)
	05/2016	$	277,285	EUR	247,537	4,716	0
	05/2016		6,355	INR	432,804	132	0
	05/2016		669,772	JPY	76,106,147	7,008	0
	05/2016		28,443	KRW	34,876,807	1,963	0
	05/2016		359,683	MXN	6,468,686	13,168	0
	05/2016		36,756	THB	1,340,124	1,293	0
	05/2016		26,359	TWD	883,996	1,143	0
	06/2016	EUR	1,795,000	$	2,458,723	411,645	0
	06/2016	$	140,340	EUR	103,913	0	(21,846)
	09/2016	EUR	500,000	$	655,000	83,040	0
	10/2016	BRL	1,725,830		411,461	0	(44,119)
	10/2016	$	340,907	BRL	1,329,200	9,972	0
BPS	04/2016	BRL	2,115,190	$	559,447	1,535	(30,351)
	04/2016	MXN	3,311,642		206,416	15,167	0
	04/2016	$	529,560	BRL	2,115,190	58,704	0
	04/2016		70,433	CAD	92,066	456	0
	04/2016		355,089	JPY	40,010,847	421	0
	05/2016	MXN	12,644,106	$	711,925	0	(16,874)
	05/2016	MYR	34,278		7,736	0	(1,104)
	05/2016	$	216,478	MXN	3,864,553	6,272	0
	07/2016		250,000	BRL	1,027,250	28,561	0
	09/2016	CNH	528,459	$	80,319	0	(809)
	09/2016	$	62,388	CNH	422,832	2,525	0
	10/2016	BRL	2,429,850	$	588,482	0	(52,944)
	10/2016	CNH	422,832		62,227	0	(2,602)
	10/2016	$	107,393	CNH	729,841	4,507	0
	12/2016	CNH	729,841	$	106,796	0	(4,685)
	01/2017	BRL	752,500		173,969	0	(19,887)
	01/2018		14,508		4,243	832	0
BRC	05/2016	KRW	10,875,624		9,003	0	(479)
	05/2016	MXN	1,778,277		100,189	0	(2,310)
	05/2016	THB	1,070,843		29,266	0	(1,137)
	05/2016	$	63,453	MXN	1,100,220	45	(81)
	05/2016		64,791	MYR	280,312	7,499	0
	05/2016		11,121	THB	401,246	271	0
	05/2016		26,954	TWD	909,428	1,340	0
	06/2016	EUR	540,000	$	741,254	125,190	0
	07/2016	BRL	366,146		95,246	0	(4,042)
CBK	04/2016	AUD	1,541		1,136	0	(45)
	04/2016	BRL	3,271,238		968,770	59,913	(919)
	04/2016	CAD	82,931		62,943	0	(912)
	04/2016	JPY	141,979,200		1,259,010	0	(2,523)
	04/2016	$	835,140	BRL	3,271,238	75,742	(1,106)
	04/2016		142,298	CAD	190,529	4,406	0
	04/2016		320,645	JPY	36,095,300	74	0
	05/2016	EUR	1,542,461	$	1,710,201	0	(47,013)
	05/2016	ILS	25,579		6,577	0	(238)
	05/2016	JPY	7,970,000		70,068	0	(823)
	05/2016	MYR	606,649		140,970	0	(15,478)
	05/2016	SGD	15,470		11,057	0	(418)
	05/2016	TRY	9,460		3,175	0	(138)
	05/2016	$	62,946	CAD	82,931	912	0

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	05/2016		645,727	EUR	567,721	$1,036	$0
	05/2016		44,744	MYR	192,530	4,907	0
	05/2016		41,682	THB	1,496,384	803	0
	05/2016		60,400	TWD	2,027,038	2,664	0
	06/2016		337,675	EUR	250,000	0	(52,595)
	07/2016	BRL	710,229	$	184,792	0	(7,802)
	07/2016	$	78,261	BRL	306,000	4,718	0
	09/2016	CZK	427,593	$	17,877	0	(191)
	10/2016	BRL	2,451,200		583,136	0	(63,926)
DUB	04/2016		2,930,526		795,748	16,417	(35,689)
	04/2016	GBP	373,934		521,284	0	(15,778)
	04/2016	$	764,642	BRL	2,930,526	53,628	(3,250)
	05/2016	EUR	210	$	236	0	(4)
	05/2016	MYR	408,485		96,391	0	(8,953)
	05/2016	THB	717,544		20,144	0	(228)
	05/2016	$	300,744	BRL	1,093,443	939	0
	05/2016		69,343	MYR	292,680	6,136	0
	06/2016	EUR	1,250,000	$	1,709,019	283,619	0
	06/2016	$	2,636	EUR	1,950	0	(412)
	07/2016	BRL	827,800	$	213,192	0	(11,284)
	07/2016	$	169,133	BRL	694,630	19,231	0
	09/2016	EUR	500,000	$	656,880	84,920	0
	09/2016	$	17,326	CNH	117,134	656	0
	10/2016	BRL	5,556,835	$	1,355,241	6,862	(118,502)
	12/2016	$	384,535	CNH	2,629,393	17,126	0
	01/2017	BRL	897,900	$	210,787	0	(20,526)
FBF	04/2016		1,197,425		301,163	18	(31,875)
	04/2016	$	336,459	BRL	1,197,425	0	(3,439)
	05/2016	MYR	329,076	$	74,570	0	(10,295)
	05/2016	$	27,310	TWD	905,327	856	0
	06/2016	EUR	500,000	$	685,010	114,850	0
GLM	04/2016	BRL	4,432,125		1,251,143	18,508	0
	04/2016	CAD	686,865		504,572	0	(24,300)
	04/2016	JPY	38,981,500		347,414	1,051	0
	04/2016	$	1,323	AUD	1,843	89	0
	04/2016		1,106,076	BRL	4,432,125	126,559	0
	04/2016		54,452	CAD	73,641	2,250	0
	04/2016		58,009	GBP	41,230	1,207	0
	05/2016	EUR	273,128	$	299,640	0	(11,515)
	05/2016	MXN	4,702,400		269,500	704	(2,241)
	05/2016	TWD	4,322,337		128,564	0	(5,909)
	05/2016	$	161,782	JPY	18,143,800	0	(437)
	05/2016		257,542	MXN	4,596,273	7,385	0
	05/2016		33,039	MYR	140,994	3,322	0
	05/2016		28,824	THB	1,052,364	1,055	0
	06/2016	MXN	773,924	$	47,190	2,713	0
	09/2016	$	135,489	CNH	919,019	5,517	0
	10/2016	BRL	855,000	$	202,287	0	(23,414)
	10/2016	CNH	919,019		135,289	0	(5,615)
	10/2016	$	274,203	CNH	1,874,999	13,272	0
HUS	04/2016	BRL	4,000,000	$	1,123,681	11,269	(43)
	04/2016	DKK	315,830		46,347	0	(1,883)
	04/2016	$	999,132	BRL	4,000,000	113,323	0
	04/2016		3,405,769	JPY	383,319,348	151	0
	05/2016	JPY	383,319,348	$	3,407,968	0	(727)
	05/2016	MXN	692,461		39,389	0	(524)
	05/2016	MYR	364,073		86,231	0	(7,659)
	05/2016	THB	5,272,293		144,565	0	(5,126)
	05/2016	TWD	3,753,436		112,043	0	(4,732)
	05/2016	$	20,966	BRL	76,098	30	0
	05/2016		764,715	EUR	681,630	11,817	0
	05/2016		19,217	KRW	23,060,400	887	0
	05/2016		200,199	MXN	3,577,051	5,980	0
	05/2016		245,384	MYR	1,045,480	24,234	0
	09/2016	CNH	606,854	$	92,185	0	(947)
	09/2016	CZK	1,376,312		57,368	0	(846)
	09/2016	$	340,680	CNH	2,316,365	14,903	0
	10/2016	BRL	850,000	$	206,788	0	(17,593)
	10/2016	CNH	2,075,433		314,367	0	(3,839)
	12/2016		347,534		52,304	0	(780)
IND	04/2016	BRL	500,000		138,408	0	(649)
	04/2016	$	140,493	BRL	500,000	0	(1,436)
	04/2016		1,154,238	JPY	129,089,952	0	(7,230)
	05/2016	KRW	29,739,147	$	24,644	0	(1,283)
	05/2016	THB	883,344		24,089	0	(991)
	05/2016	$	137,502	BRL	500,000	448	0
	05/2016		22,843	KRW	27,381,904	1,029	0
	05/2016		85,890	MYR	358,190	6,483	0
	10/2016	BRL	400,000	$	101,523	0	(4,068)
	12/2016	CNH	1,329,100		200,000	0	(3,015)
JPM	04/2016	BRL	4,606,806		1,297,751	31,914	(15,379)
	04/2016	CAD	237,689		181,179	0	(1,836)
	04/2016	CZK	218,000		8,711	0	(462)
	04/2016	GBP	265,628		374,262	570	(7,816)
	04/2016	JPY	296,435,600		2,609,333	0	(24,596)

26	See Accompanying Notes

March 31, 2016

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	04/2016	RUB	2,942,104	$	37,462	$0	$(6,189)
	04/2016	$	1,178,539	BRL	4,606,806	102,677	0
	04/2016		1,130,534	CAD	1,530,855	48,191	0
	04/2016		48,459	GBP	33,883	205	0
	04/2016		159,813	JPY	18,143,800	1,401	0
	04/2016		267,738	MXN	4,644,727	497	0
	05/2016	CAD	146,198	$	112,146	0	(427)
	05/2016	DKK	315,830		48,271	0	(13)
	05/2016	EUR	398,664		437,698	0	(16,471)
	05/2016	KRW	80,157,807		66,118	0	(3,765)
	05/2016	MYR	1,424,773		323,677	0	(43,756)
	05/2016	THB	2,558,238		70,890	0	(1,743)
	05/2016	TWD	4,322,284		128,920	0	(5,552)
	05/2016	$	446	BRL	1,641	7	0
	05/2016		792,835	EUR	720,954	28,496	0
	05/2016		496,635	JPY	55,693,100	0	(1,381)
	05/2016		72,871	KRW	88,481,277	4,268	0
	05/2016		51,740	MYR	222,682	5,687	0
	05/2016		222,584	THB	7,991,194	4,302	0
	05/2016		120,585	TWD	4,043,858	5,225	0
	07/2016	BRL	2,901,476	$	734,456	0	(52,343)
	07/2016	$	419,885	BRL	1,639,650	24,742	0
	09/2016	CNH	1,696,583	$	257,779	0	(2,621)
	09/2016	CZK	580,632		24,197	0	(362)
	09/2016	$	251,858	CNH	1,710,920	10,698	0
	10/2016	BRL	4,569,655	$	1,121,186	7,189	(92,289)
	10/2016	CNH	210,995		31,140	0	(1,210)
	10/2016	$	458,571	BRL	1,753,100	4,208	0
	12/2016	CNH	1,448,537	$	217,596	0	(3,691)
	01/2018	$	4,214	BRL	14,509	0	(803)
MSB	04/2016	BRL	1,825,761	$	478,507	9,557	(38,819)
	04/2016	GBP	329,569		457,847	0	(15,496)
	04/2016	$	481,326	BRL	1,825,761	28,851	(2,408)
	05/2016	GBP	635,156	$	913,032	711	0
	05/2016	RUB	5,065,289		65,477	0	(9,027)
	06/2016	$	100,491	MXN	1,753,443	279	0
	07/2016	BRL	473,927	$	111,309	0	(17,239)
	10/2016		1,978,330		489,535	0	(32,700)
	10/2016	$	629,787	BRL	2,464,961	20,907	0
	12/2016	CNH	148,482	$	22,318	0	(365)
	12/2016	$	200,000	CNH	1,374,100	9,888	0
NAB	04/2016	AUD	170	$	122	0	(8)
	04/2016	$	142,603	AUD	185,584	0	(343)
	05/2016	AUD	185,584	$	142,413	343	0
	05/2016	$	2,934,642	EUR	2,599,214	26,454	0
	06/2016	EUR	900,000	$	1,235,823	209,264	0
NGF	04/2016	BRL	2,631,087		687,970	15,064	(58,835)
	04/2016	$	739,298	BRL	2,631,087	0	(7,556)
	05/2016	KRW	28,085,889	$	23,177	0	(1,309)
	05/2016	MXN	759,901		43,148	0	(652)
	05/2016	$	280,270	MYR	1,194,393	27,751	0
	05/2016		182,986	THB	6,565,377	3,418	0
	05/2016		68,705	TWD	2,311,009	3,194	0
	07/2016		250,000	BRL	1,027,125	28,527	0
	09/2016		49,801	CNH	338,547	2,142	0
	10/2016	BRL	437,000	$	111,385	469	(4,443)
	10/2016	$	250,000	BRL	1,059,625	29,717	0
RBC	04/2016	MXN	1,293,489	$	80,110	5,410	0
RYL	05/2016		524,991		29,934	0	(316)
	05/2016	$	16,804	MYR	70,325	1,332	0
SCX	04/2016	CAD	879,605	$	650,169	0	(27,108)
	04/2016	JPY	63,177,000		562,430	1,085	(4)
	04/2016	$	2,237	GBP	1,566	12	0
	05/2016	CHF	18,005	$	18,175	0	(582)
	05/2016	EUR	19,081		20,984	0	(754)
	05/2016	MYR	775,321		180,499	0	(19,448)
	05/2016	THB	3,705,216		101,285	0	(3,913)
	05/2016	TWD	1,340,972		40,125	0	(1,595)
	05/2016	$	1,302,114	EUR	1,169,987	30,767	0
	05/2016		774,056	JPY	87,022,500	0	(203)
	05/2016		22,778	KRW	27,481,657	1,181	0
	05/2016		275,833	MYR	1,192,267	31,640	0
	05/2016		1,296	THB	46,399	21	0
	05/2016		79,857	TWD	2,688,921	3,799	0
	06/2016	MXN	966,363	$	59,920	4,383	0
	07/2016	BRL	400,000		104,058	0	(4,410)
	09/2016	CNH	3,444,352		521,806	0	(6,703)
	09/2016	$	71,215	CNH	486,683	3,457	0
	10/2016	CNH	527,435	$	80,666	0	(200)
	10/2016	$	92,144	CNH	615,756	2,263	0
SOG	04/2016	BRL	998,750	$	250,000	0	(27,766)
	04/2016	$	280,634	BRL	998,750	0	(2,868)
	04/2016		86,406	RUB	6,758,447	13,869	0
	05/2016	MYR	76,088	$	17,195	0	(2,427)
	05/2016	RUB	3,427,977		47,709	0	(2,712)
	05/2016	$	80,192	MYR	343,736	8,454	0
	10/2016	BRL	450,000	$	101,672	0	(17,118)
	10/2016	$	250,000	BRL	1,050,000	27,177	0

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
TOR	04/2016	BRL	1,989,763	$	507,735	$0	$(45,645)
	04/2016	$	559,095	BRL	1,989,763	0	(5,714)
	05/2016		135,163		500,000	2,788	0
	07/2016		250,000		1,027,125	28,527	0
	10/2016	BRL	1,080,000	$	255,472	0	(29,624)
	10/2016	$	121,681	BRL	514,877	14,235	0
	01/2017	BRL	437,500	$	100,023	0	(12,684)
UAG	04/2016	$	189,670	JPY	21,383,000	325	0
	04/2016		69,243	RUB	5,408,560	11,003	0
	05/2016	MYR	935,783	$	220,091	0	(21,237)
	05/2016	PHP	257,099		5,353	0	(228)
	05/2016	THB	5,058,470		138,816	0	(4,804)
	05/2016	TWD	98,702		2,949	0	(122)
	05/2016	$	47,669	DKK	317,145	815	0
	05/2016		315,558	EUR	282,966	6,804	0
	05/2016		12,092	MYR	51,754	1,255	0
	05/2016		50,000	TWD	1,683,500	2,376	0
	07/2016	BRL	546,200	$	141,521	0	(6,593)
	09/2016	CNH	367,069		55,811	0	(541)
	09/2016	$	72,123	CNH	492,889	3,501	0
	10/2016	BRL	373,550	$	91,680	0	(6,929)
	10/2016	CNH	317,572		48,403	0	(287)

Total Forward Foreign Currency Contracts						$2,847,831	$(1,594,411)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$11,839,400	$4,383	$477
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	07/18/2016	1,928,600	675	181
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016	4,092,100	1,330	379
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	18,727,000	6,670	755
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	08/05/2016	1,492,500	522	164
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	08/20/2018	184,000	19,530	9,304
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018	154,200	15,081	7,695
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018	1,384,800	19,664	26,561
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/12/2016	544,800	17,434	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/23/2016	1,270,700	35,929	31
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017	136,300	9,268	3,164
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018	292,500	28,968	15,286
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.130	06/30/2016	125,500	43	12
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016	4,966,400	1,806	200

							$161,303	$64,213

Total Purchased Options							$161,303	$64,213

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600%	04/20/2016		$145,300	$(342)	$(3)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.700	04/20/2016		145,300	(298)	(2)
BPS	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.300	04/20/2016	EUR	923,500	(2,563)	(4)
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016		$143,600	(244)	(5)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		142,000	(305)	(3)
	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.200	04/20/2016	EUR	617,000	(1,784)	(8)
CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	1.500	04/20/2016		$147,000	(312)	(5)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.600	04/20/2016		241,300	(456)	(5)
GST	Put - OTC iTraxx Europe 24 5-Year Index	Sell	1.300	04/20/2016	EUR	302,800	(765)	(1)

							$(7,069)	$(36)

28	See Accompanying Notes

March 31, 2016

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC AUD versus USD	$	0.740	04/04/2016	AUD	177,610	$(724)	$(4,715)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	130,500	(7,106)	(1,734)
	Put - OTC USD versus JPY		80.000	02/28/2019		175,000	(9,471)	(2,362)
BRC	Call - OTC AUD versus USD	$	0.745	04/21/2016	AUD	100,200	(491)	(2,326)
	Put - OTC USD versus JPY	JPY	94.750	04/21/2016	$	10,400	(158)	0
CBK	Call - OTC AUD versus USD	$	0.744	04/01/2016	AUD	152,200	(515)	(3,511)
	Call - OTC AUD versus USD		0.748	04/22/2016		152,100	(668)	(3,237)
	Call - OTC USD versus CAD	CAD	1.372	04/21/2016	$	35,400	(181)	(13)
	Call - OTC USD versus CAD		1.374	04/28/2016		299,600	(1,648)	(191)
	Put - OTC USD versus MXN	MXN	17.800	04/15/2016		115,800	(1,287)	(3,639)
FBF	Put - OTC EUR versus USD	$	1.100	05/03/2016	EUR	351,500	(1,782)	(561)
	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	253,100	(13,228)	(7,634)
	Call - OTC USD versus MXN	MXN	18.050	04/13/2016		221,200	(2,872)	(182)
	Put - OTC USD versus MXN		18.200	04/14/2016		64,000	(594)	(3,384)
	Call - OTC USD versus MXN		18.300	04/14/2016		71,200	(507)	(30)
GLM	Call - OTC EUR versus USD	$	1.136	05/05/2016	EUR	323,600	(2,455)	(4,585)
	Call - OTC USD versus CAD	CAD	1.373	04/01/2016	$	170,100	(974)	0
	Put - OTC USD versus MXN	MXN	18.100	04/01/2016		166,400	(1,111)	(7,965)
	Put - OTC USD versus MXN		18.200	04/05/2016		140,100	(1,135)	(7,484)
	Call - OTC USD versus MXN		18.200	04/20/2016		64,100	(869)	(71)
	Call - OTC USD versus MXN		18.450	04/29/2016		61,700	(818)	(81)
	Call - OTC USD versus MXN		18.250	05/05/2016		93,300	(1,316)	(263)
	Call - OTC USD versus MXN		18.550	05/13/2016		183,900	(1,903)	(446)
HUS	Call - OTC AUD versus USD	$	0.743	04/04/2016	AUD	178,000	(728)	(4,195)
	Call - OTC USD versus CAD	CAD	1.371	04/01/2016	$	209,900	(1,170)	0
JPM	Call - OTC EUR versus USD	$	1.127	05/04/2016	EUR	55,800	(401)	(1,092)
	Call - OTC USD versus MXN	MXN	18.300	05/03/2016	$	212,600	(3,215)	(487)
	Call - OTC USD versus MXN		18.300	05/05/2016		57,500	(701)	(148)
MSB	Put - OTC USD versus CAD	CAD	1.341	04/04/2016		250,000	(1,595)	(8,116)
	Put - OTC USD versus CAD		1.340	04/05/2016		78,700	(497)	(2,497)
	Call - OTC USD versus MXN	MXN	18.500	04/15/2016		218,700	(1,984)	(57)
	Call - OTC USD versus MXN		18.300	05/05/2016		248,000	(3,186)	(637)
SCX	Call - OTC EUR versus USD	$	1.129	05/06/2016	EUR	497,900	(3,773)	(9,336)
SOG	Call - OTC EUR versus USD		1.133	05/03/2016		512,000	(3,802)	(8,001)
UAG	Put - OTC EUR versus USD		1.104	04/21/2016		452,300	(1,877)	(343)
	Put - OTC EUR versus USD		1.102	04/28/2016		26,600	(129)	(34)
	Call - OTC EUR versus USD		1.125	04/29/2016		283,900	(2,005)	(5,533)

							$(76,876)	$(94,890)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(267)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(726)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(106)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(226)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(96)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(115)
JPM	Cap - OTC CPURNSA Index	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(101)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(53)

						$(71,048)	$(1,690)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.450%	06/24/2016		$2,854,100	$(5,137)	$(6,233)
	Put - OTC 3-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.050	06/24/2016		2,854,100	(3,568)	(1,846)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.870	04/18/2016		1,306,100	(4,277)	(957)
BPS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	06/14/2016	EUR	179,600	(642)	(643)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.900	06/14/2016		179,600	(801)	(376)
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.975	04/15/2016		$671,200	(2,097)	(84)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		1,489,600	(34,724)	(11,437)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	273,800	(1,049)	(1,420)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		273,800	(988)	(452)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018		$1,384,800	(7,201)	(9,427)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		1,384,800	(12,532)	(16,785)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.015	04/11/2016		597,600	(1,957)	(5)
MYC	Put - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	05/12/2016		5,180,100	(17,449)	(1)
	Put - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.500	05/23/2016		12,070,100	(37,718)	(11)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		600,400	(9,306)	(1,645)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		1,287,100	(28,717)	(9,882)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	04/25/2016		1,225,800	(7,692)	(390)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.450	06/15/2016	EUR	114,900	(383)	(596)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.950	06/15/2016		114,900	(479)	(190)

								$(176,717)	$(62,380)

Total Written Options								$(331,710)	$(158,996)

*	The underlying security has a forward starting effective date.

See Accompanying Notes	29

Schedule of Investments PIMCO Total Return Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2016:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$63,856,000	AUD	0	EUR	0	$(425,259)
Sales	502,016	73,185,800		4,188,810		23,038,900	(806,436)
Closing Buys	(36,263)	(25,168,800)		(164,100)		(3,713,500)	141,239
Expirations	(330,651)	(59,481,600)		(2,289,300)		(10,755,805)	615,029
Exercised	(113,872)	(7,052,400)		(975,300)		(3,086,095)	134,691

Balance at End of Period	21,230	$45,339,000	AUD	760,110	EUR	5,483,500	$(340,736)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION  (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Asset	Liability
JPM	Kinder Morgan Energy Partners LP	(1.000)%	03/20/2020	2.093%	$2,200	$150	$(61)	$89	$0
MYC	Kinder Morgan Energy Partners LP	(1.000)	03/20/2019	1.774	1,400	61	(30)	31	0

						$211	$(91)	$120	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Brazil Government International Bond	1.950%	04/20/2016	0.596%		$300	$0	$3	$3	$0
	Brazil Government International Bond	1.000	06/20/2016	0.596		24,600	(71)	101	30	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		11,000	(167)	200	33	0
	Brazil Government International Bond	1.000	03/20/2017	0.778		8,600	(75)	96	21	0
	Citigroup, Inc.	1.000	12/20/2020	0.913		19,000	(42)	123	81	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		32,300	269	(591)	0	(322)
	Mexico Government International Bond	1.000	12/20/2016	0.323		20,000	192	(87)	105	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		25,000	(358)	529	171	0
	Mexico Government International Bond	1.000	12/20/2018	0.911		171,300	(250)	712	462	0
	Mexico Government International Bond	1.000	09/20/2020	1.383		70,000	(1,765)	633	0	(1,132)
	Morgan Stanley	1.000	12/20/2020	0.987		35,000	(59)	91	32	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	5,000	(549)	148	0	(401)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734		93,600	(675)	915	240	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		50,000	(1,042)	1,027	0	(15)
BPS	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		$60,000	(90)	78	0	(12)
	Mexico Government International Bond	1.000	09/20/2017	0.557		19,500	(280)	413	133	0
	Morgan Stanley	1.000	12/20/2020	0.987		9,800	(14)	23	9	0
	Petrobras Global Finance BV	1.000	06/20/2018	7.687		2,900	(419)	26	0	(393)
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		47,700	(5,272)	(6,110)	0	(11,382)
	Petrobras Global Finance BV	1.000	03/20/2020	8.897		1,800	(276)	(183)	0	(459)
	Petrobras Global Finance BV	1.000	09/20/2020	9.092		10,000	(2,119)	(723)	0	(2,842)
	State Street Corp.	1.000	06/20/2016	0.324		76,000	1,131	(992)	139	0
	Volkswagen International Finance NV	1.000	12/20/2016	0.734	EUR	6,800	(90)	107	17	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		39,000	(878)	866	0	(12)
BRC	Berkshire Hathaway, Inc.	1.000	09/20/2021	0.899		$20,000	229	(117)	112	0
	Berkshire Hathaway, Inc.	1.000	12/20/2023	1.195		37,000	(1,080)	580	0	(500)
	Berkshire Hathaway, Inc.	1.000	06/20/2024	1.229		15,000	193	(444)	0	(251)
	Brazil Government International Bond	1.000	06/20/2016	0.596		21,200	(51)	77	26	0
	Brazil Government International Bond	1.000	09/20/2016	0.596		25,000	(719)	775	56	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		26,900	(895)	976	81	0
	China Government International Bond	1.000	12/20/2018	0.656		109,400	1,251	(204)	1,047	0
	Citigroup, Inc.	1.000	12/20/2020	0.913		25,000	(12)	118	106	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		20,000	69	(73)	0	(4)
	Kinder Morgan, Inc.	1.000	12/20/2020	3.016		37,500	(3,980)	753	0	(3,227)
	Mexico Government International Bond	1.000	09/20/2017	0.557		5,000	(112)	146	34	0
	Mexico Government International Bond	1.000	12/20/2018	0.911		88,200	(219)	457	238	0
	Mexico Government International Bond	1.000	09/20/2020	1.383		25,000	(454)	50	0	(404)
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		37,300	(5,723)	(3,177)	0	(8,900)
	Prudential Financial, Inc.	1.000	03/20/2019	0.688		58,000	1,009	(461)	548	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	35,000	(3,410)	600	0	(2,810)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734		4,500	(45)	57	12	0
	Volkswagen International Finance NV	1.000	03/20/2017	0.834		23,900	256	(203)	53	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		67,500	(1,430)	1,410	0	(20)
CBK	BorgWarner, Inc.	1.000	12/20/2020	0.781		$15,000	(362)	517	155	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		15,000	(174)	219	45	0
	California State General Obligation Bonds, Series 2003	1.000	06/20/2024	1.312		10,000	23	(242)	0	(219)
	Caterpillar Financial Services Corp.	1.000	06/20/2019	0.555		14,100	371	(167)	204	0
	China Government International Bond	1.000	12/20/2018	0.656		20,500	286	(90)	196	0
	China Government International Bond	1.000	03/20/2019	0.700		3,450	18	13	31	0
	China Government International Bond	1.000	06/20/2019	0.738		2,550	35	(13)	22	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		25,000	141	(390)	0	(249)
	ConocoPhillips	1.000	12/20/2020	2.001		8,900	(1,102)	711	0	(391)
	Devon Energy Corp.	1.000	12/20/2020	5.205		27,700	(4,180)	(464)	0	(4,644)

30	See Accompanying Notes

March 31, 2016

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Exelon Generation Co. LLC	1.000	12/20/2020	1.855%		$11,500	$(953)	$518	$0	$(435)
	Florida State Board of Education General Obligation Notes, Series 2005	0.470	03/20/2018	0.270		10,000	0	41	41	0
	General Motors Co.	5.000	09/20/2016	0.479		15,000	1,502	(1,155)	347	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		23,500	81	(86)	0	(5)
	Kinder Morgan, Inc.	1.000	12/20/2020	3.016		7,000	(825)	223	0	(602)
	Mexico Government International Bond	1.000	06/20/2016	0.289		50,000	(48)	143	95	0
	Mexico Government International Bond	1.000	09/20/2016	0.289		25,000	(707)	800	93	0
	Mexico Government International Bond	1.000	12/20/2016	0.323		36,000	(654)	843	189	0
	Mexico Government International Bond	1.000	09/20/2020	1.383		50,000	(1,065)	257	0	(808)
	Morgan Stanley	1.000	12/20/2020	0.987		20,000	(49)	67	18	0
	Prudential Financial, Inc.	1.000	06/20/2019	0.739		15,000	299	(170)	129	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	9,700	(1,028)	249	0	(779)
	Volkswagen International Finance NV	1.000	03/20/2017	0.834		7,000	78	(63)	15	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		32,400	(718)	708	0	(10)
DUB	Berkshire Hathaway, Inc.	1.000	06/20/2016	0.243		$5,000	91	(81)	10	0
	Berkshire Hathaway, Inc.	1.000	12/20/2023	1.195		10,000	8	(143)	0	(135)
	Berkshire Hathaway, Inc.	1.000	03/20/2024	1.213		15,000	(251)	24	0	(227)
	Berkshire Hathaway, Inc.	1.000	06/20/2024	1.229		75,000	(319)	(937)	0	(1,256)
	Brazil Government International Bond	1.000	06/20/2016	0.596		100,000	(168)	289	121	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		15,400	(279)	325	46	0
	China Government International Bond	1.000	12/20/2018	0.656		93,600	1,007	(112)	895	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		45,000	287	(736)	0	(449)
	Mexico Government International Bond	1.000	12/20/2016	0.323		25,000	(871)	1,002	131	0
	Mexico Government International Bond	1.000	03/20/2017	0.379		15,000	(165)	261	96	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		46,700	(762)	1,082	320	0
	Mexico Government International Bond	1.000	03/20/2019	0.976		5,200	15	(10)	5	0
	Prudential Financial, Inc.	1.000	03/20/2019	0.688		30,200	567	(282)	285	0
	Prudential Financial, Inc.	1.000	06/20/2019	0.739		21,100	435	(254)	181	0
FBF	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		11,500	(43)	41	0	(2)
	MetLife, Inc.	1.000	12/20/2020	1.205		8,800	13	(92)	0	(79)
	Mexico Government International Bond	1.000	12/20/2016	0.323		15,000	127	(48)	79	0
	Morgan Stanley	1.000	12/20/2020	0.987		25,000	(49)	72	23	0
	Tesco PLC	1.000	12/20/2020	2.589	EUR	10,000	(1,036)	233	0	(803)
GST	Anadarko Petroleum Corp.	1.000	12/20/2020	3.250		$19,400	(2,805)	973	0	(1,832)
	Bank of America Corp.	1.000	12/20/2020	0.921		50,000	159	35	194	0
	Brazil Government International Bond	1.000	09/20/2016	0.596		47,500	(289)	395	106	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		56,500	(875)	1,045	170	0
	California State General Obligation Bonds, Series 2003	1.000	06/20/2024	1.312		85,000	261	(2,123)	0	(1,862)
	China Government International Bond	1.000	06/20/2017	0.345		15,000	260	(135)	125	0
	Citigroup, Inc.	1.000	12/20/2020	0.913		40,000	47	123	170	0
	Colombia Government International Bond	1.000	06/20/2019	1.326		21,100	112	(322)	0	(210)
	ConocoPhillips	1.000	12/20/2020	2.001		3,500	(446)	292	0	(154)
	Devon Energy Corp.	1.000	12/20/2020	5.205		45,000	(5,892)	(1,653)	0	(7,545)
	Kinder Morgan, Inc.	1.000	12/20/2020	3.016		10,000	(944)	83	0	(861)
	MetLife, Inc.	1.000	06/20/2021	1.331		73,700	(1,207)	20	0	(1,187)
	Mexico Government International Bond	1.000	09/20/2016	0.289		20,000	(318)	392	74	0
	Mexico Government International Bond	1.000	06/20/2017	0.448		3,300	(108)	131	23	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		10,000	(143)	211	68	0
	Morgan Stanley	1.000	12/20/2020	0.987		50,000	(159)	205	46	0
	Ohio State General Obligation Bonds, Series 2007	1.000	09/20/2024	0.950		10,000	102	(62)	40	0
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		18,000	(1,940)	(2,355)	0	(4,295)
	Petrobras Global Finance BV	1.000	03/20/2020	8.897		100	(16)	(9)	0	(25)
	Petrobras Global Finance BV	1.000	09/20/2020	9.092		10,000	(2,156)	(686)	0	(2,842)
	Tesco PLC	1.000	12/20/2020	2.589	EUR	12,000	(1,127)	164	0	(963)
HUS	China Government International Bond	1.000	06/20/2017	0.345		$10,000	174	(91)	83	0
	Mexico Government International Bond	1.000	09/20/2020	1.383		20,000	(502)	179	0	(323)
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		19,900	(1,939)	(2,809)	0	(4,748)
	Petrobras Global Finance BV	1.000	03/20/2020	8.897		5,200	(949)	(376)	0	(1,325)
	U.S. Treasury Notes	0.250	12/20/2018	0.144	EUR	25,000	(86)	171	85	0
JPM	Brazil Government International Bond	1.000	06/20/2016	0.596		$50,000	(84)	145	61	0
	Brazil Government International Bond	1.000	09/20/2016	0.596		99,000	(1,137)	1,359	222	0
	Brazil Government International Bond	1.000	12/20/2016	0.629		24,400	(390)	463	73	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		69,900	(132)	118	0	(14)
	Kinder Morgan, Inc.	1.000	12/20/2020	3.016		17,500	(2,219)	713	0	(1,506)
	Mexico Government International Bond	1.000	09/20/2016	0.289		52,700	234	(39)	195	0
	Mexico Government International Bond	1.000	12/20/2016	0.323		25,000	(889)	1,020	131	0
	Mexico Government International Bond	1.000	06/20/2017	0.448		400	(13)	16	3	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		25,000	(332)	503	171	0
	Mexico Government International Bond	1.000	09/20/2020	1.383		65,000	(1,530)	479	0	(1,051)
	Morgan Stanley	1.000	12/20/2020	0.987		50,000	0	46	46	0
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		8,800	(993)	(1,107)	0	(2,100)
	Tesco PLC	1.000	12/20/2020	2.589	EUR	10,000	(952)	149	0	(803)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734		5,500	(53)	67	14	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		25,000	(465)	457	0	(8)
MBC	Mexico Government International Bond	1.000	09/20/2016	0.289		$24,100	361	(272)	89	0
	Mexico Government International Bond	1.000	12/20/2016	0.323		39,900	630	(421)	209	0
	Mexico Government International Bond	1.000	06/20/2017	0.448		11,700	209	(126)	83	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		48,500	857	(525)	332	0

See Accompanying Notes	31

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2016 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
MYC	Anadarko Petroleum Corp.	1.000	12/20/2020	3.250%		$46,500	$(6,271)	$1,880	$0	$(4,391)
	California State General Obligation Bonds, Series 2003	1.000	06/20/2024	1.312		10,000	15	(234)	0	(219)
	China Government International Bond	1.000	06/20/2017	0.345		15,000	236	(111)	125	0
	Export-Import Bank of China	1.000	06/20/2016	0.397		40,000	(232)	298	66	0
	Goldman Sachs Group, Inc.	1.000	12/20/2020	1.011		5,000	(17)	16	0	(1)
	Kinder Morgan, Inc.	1.000	12/20/2020	3.016		23,000	(3,789)	1,810	0	(1,979)
	MetLife, Inc.	1.000	12/20/2020	1.205		15,000	74	(208)	0	(134)
	Mexico Government International Bond	1.000	09/20/2016	0.289		63,900	(505)	742	237	0
	Mexico Government International Bond	1.000	03/20/2017	0.379		5,000	(55)	87	32	0
	Mexico Government International Bond	1.000	06/20/2017	0.448		10,600	(356)	431	75	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		25,000	(332)	503	171	0
	Petrobras Global Finance BV	1.000	12/20/2019	8.757		94,500	(8,746)	(13,803)	0	(22,549)
	Tesco PLC	1.000	12/20/2020	2.589	EUR	20,000	(2,035)	429	0	(1,606)
	Volkswagen International Finance NV	1.000	12/20/2016	0.734		15,000	(150)	189	39	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.033		25,000	(537)	529	0	(8)
RYL	Mexico Government International Bond	1.000	09/20/2016	0.289		$5,000	(139)	158	19	0
UAG	Mexico Government International Bond	1.000	09/20/2016	0.289		17,900	(78)	144	66	0
	Mexico Government International Bond	1.000	09/20/2017	0.557		10,000	(135)	203	68	0

							$(89,182)	$(8,266)	$11,272	$(108,720)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$21,308	$(4,579)	$559	$0	$(4,020)
CBK	MCDX-25 5-Year Index	1.000	12/20/2020	256,300	(473)	1,467	994	0
DUB	CMBX.NA.AAA.8 Index	0.500	10/17/2057	413,100	(24,212)	5,652	0	(18,560)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	32,200	(3,452)	551	0	(2,901)
FBF	CMBX.NA.AAA.8 Index	0.500	10/17/2057	1,000	(69)	24	0	(45)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	8,800	(832)	294	0	(538)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	13,500	(1,758)	542	0	(1,216)
GST	CMBX.NA.AAA.6 Index	0.500	05/11/2063	124,900	(5,306)	2,765	0	(2,541)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047	14,100	(689)	251	0	(438)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	272,043	(15,021)	2,798	0	(12,223)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	2,800	(228)	52	0	(176)
	MCDX-25 5-Year Index	1.000	12/20/2020	288,800	(533)	1,654	1,121	0
JPS	CMBX.NA.AAA.7 Index	0.500	01/17/2047	42,500	(1,790)	471	0	(1,319)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	483,300	(29,173)	7,459	0	(21,714)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	20,300	(1,824)	584	0	(1,240)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	32,400	(3,990)	1,070	0	(2,920)
MEI	CMBX.NA.AAA.7 Index	0.500	01/17/2047	74,000	(3,879)	1,582	0	(2,297)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	46,900	(2,650)	543	0	(2,107)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	5,700	(612)	99	0	(513)
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049	187,283	(1,288)	589	0	(699)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	57,000	(2,868)	307	0	(2,561)

					$(105,226)	$29,313	$2,115	$(78,028)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

32	See Accompanying Notes

March 31, 2016

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	0.415%	09/23/2016		$115,300	$0	$284	$284	$0
	Receive	3-Month USD-CPURNSA Index	0.400	09/25/2016		63,200	0	169	169	0
	Pay	28-Day MXN-TIIE	6.920	11/28/2029	MXN	14,000	0	44	44	0
CBK	Pay	3-Month USD-CPURNSA Index	2.660	08/19/2029		$100,000	0	14,904	14,904	0
DUB	Receive	3-Month USD-CPURNSA Index	2.660	08/19/2029		100,000	(13,100)	(1,803)	0	(14,903)
FBF	Pay	28-Day MXN-TIIE *	6.338	11/12/2019	MXN	3,503,000	0	3,575	3,575	0
GLM	Pay	28-Day MXN-TIIE	5.750	06/05/2023		299,400	(734)	765	31	0
HUS	Pay	28-Day MXN-TIIE	5.470	04/26/2019		570,000	54	585	639	0
	Pay	28-Day MXN-TIIE	5.500	09/02/2022		552,800	(1,041)	861	0	(180)
	Pay	28-Day MXN-TIIE	5.750	09/02/2022		500,000	(38)	290	252	0
	Pay	28-Day MXN-TIIE	6.570	04/19/2024		16,400	0	49	49	0
MYC	Pay	28-Day MXN-TIIE	6.320	05/02/2024		18,400	27	9	36	0

							$(14,832)	$19,732	$19,983	$(15,083)

Total Swap Agreements							$(209,029)	$40,688	$33,490	$(201,831)

*	This security has a forward starting effective date.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2016:

(p)

Securities with an aggregate market value of $325,213 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$10,941	$0	$0	$10,941	$(31,635)	$0	$0	$(31,635)	$(20,694)	$18,260	$(2,434)
BOA	545,654	0	1,675	547,329	(109,867)	(17,852)	(1,870)	(129,589)	417,740	(434,835)	(17,095)
BPS	118,980	0	298	119,278	(129,256)	(1,023)	(15,100)	(145,379)	(26,101)	29,357	3,256
BRC	134,345	0	2,313	136,658	(8,049)	(2,342)	(20,136)	(30,527)	106,131	(107,400)	(1,269)
CBK	155,175	658	17,478	173,311	(194,127)	(12,010)	(8,142)	(214,279)	(40,968)	38,319	(2,649)
DUB	489,534	0	2,090	491,624	(214,626)	(211)	(38,431)	(253,268)	238,356	(337,560)	(99,204)
FBF	115,724	0	3,677	119,401	(45,609)	(11,791)	(2,683)	(60,083)	59,318	(66,700)	(7,382)
GLM	183,632	18,297	31	201,960	(73,431)	(34,204)	0	(107,635)	94,325	(76,880)	17,445
GST	0	0	2,137	2,137	0	(1)	(37,154)	(37,155)	(35,018)	36,245	1,227
HUS	182,594	0	1,108	183,702	(44,699)	(4,195)	(6,576)	(55,470)	128,232	(106,396)	21,836
IND	7,960	0	0	7,960	(18,672)	0	0	(18,672)	(10,712)	15,506	4,794
JPM	280,277	26,561	1,005	307,843	(282,705)	(28,098)	(5,482)	(316,285)	(8,442)	11,818	3,376
JPS	0	0	0	0	0	0	(27,193)	(27,193)	(27,193)	25,589	(1,604)
MBC	0	0	713	713	0	0	0	0	713	(830)	(117)
MEI	0	0	0	0	0	0	(4,917)	(4,917)	(4,917)	5,217	300
MSB	70,193	0	0	70,193	(116,054)	(11,307)	0	(127,361)	(57,168)	56,843	(325)
MYC	0	18,485	812	19,297	0	(12,715)	(34,147)	(46,862)	(27,565)	21,846	(5,719)
NAB	236,061	0	0	236,061	(351)	0	0	(351)	235,710	(226,600)	9,110
NGF	110,282	212	0	110,494	(72,795)	0	0	(72,795)	37,699	(44,077)	(6,378)
RBC	5,410	0	0	5,410	0	0	0	0	5,410	(5,344)	66
RYL	1,332	0	19	1,351	(316)	0	0	(316)	1,035	(1,010)	25
SCX	78,608	0	0	78,608	(64,920)	(9,336)	0	(74,256)	4,352	0	4,352
SOG	49,500	0	0	49,500	(52,891)	(8,001)	0	(60,892)	(11,392)	7,987	(3,405)
TOR	45,550	0	0	45,550	(93,667)	0	0	(93,667)	(48,117)	32,363	(15,754)
UAG	26,079	0	134	26,213	(40,741)	(5,910)	0	(46,651)	(20,438)	18,704	(1,734)

Total Over the Counter	$2,847,831	$64,213	$33,490	$2,945,534	$(1,594,411)	$(158,996)	$(201,831)	$(1,955,238)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$85,340	$85,340
Swap Agreements	0	0	0	0	10,229	10,229

	$0	$0	$0	$0	$95,569	$95,569

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,847,831	$0	$2,847,831
Purchased Options	0	0	0	0	64,213	64,213
Swap Agreements	0	13,507	0	0	19,983	33,490

	$0	$13,507	$0	$2,847,831	$84,196	$2,945,534

	$0	$13,507	$0	$2,847,831	$179,765	$3,041,103

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7,979	$7,979
Futures	0	0	0	0	43,310	43,310
Swap Agreements	0	15	0	0	124,718	124,733

	$0	$15	$0	$0	$176,007	$176,022

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,594,411	$0	$1,594,411
Written Options	0	36	0	94,890	64,070	158,996
Swap Agreements	0	186,748	0	0	15,083	201,831

	$0	$186,784	$0	$1,689,301	$79,153	$1,955,238

	$0	$186,799	$0	$1,689,301	$255,160	$2,131,260

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,651)	$(1,651)
Written Options	0	0	0	0	126,233	126,233
Futures	0	0	0	0	(348,001)	(348,001)
Swap Agreements	0	(27,456)	0	0	(1,410,826)	(1,438,282)

	$0	$(27,456)	$0	$0	$(1,634,245)	$(1,661,701)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,743,059	$0	$2,743,059
Purchased Options	0	0	0	(823)	(42,963)	(43,786)
Written Options	0	4,276	0	274,412	277,492	556,180
Swap Agreements	0	(100,982)	0	0	65,140	(35,842)

	$0	$(96,706)	$0	$3,016,648	$299,669	$3,219,611

	$0	$(124,162)	$0	$3,016,648	$(1,334,576)	$1,557,910

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(183)	$(183)
Written Options	0	0	0	0	1,047	1,047
Futures	0	0	0	0	(289,922)	(289,922)
Swap Agreements	0	1,935	0	0	(112,052)	(110,117)

	$0	$1,935	$0	$0	$(401,110)	$(399,175)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,061,449)	$0	$(3,061,449)
Purchased Options	0	0	0	1,036	(73,252)	(72,216)
Written Options	0	7,033	0	(84,820)	(52,359)	(130,146)
Swap Agreements	0	200,579	0	0	(35,570)	165,009

	$0	$207,612	$0	$(3,145,233)	$(161,181)	$(3,098,802)

	$0	$209,547	$0	$(3,145,233)	$(562,291)	$(3,497,977)

34	See Accompanying Notes

March 31, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$161,472	$21	$161,493
Corporate Bonds & Notes
Banking & Finance	0	14,151,171	310,268	14,461,439
Industrials	0	2,193,073	2,366	2,195,439
Utilities	0	1,502,062	0	1,502,062
Municipal Bonds & Notes
California	0	1,924,590	0	1,924,590
Connecticut	0	4,505	0	4,505
Georgia	0	168,633	0	168,633
Illinois	0	473,419	0	473,419
Iowa	0	30,723	0	30,723
Louisiana	0	27,190	0	27,190
Massachusetts	0	24,000	0	24,000
Michigan	0	261	0	261
Nebraska	0	12,387	0	12,387
Nevada	0	9,061	0	9,061
New Jersey	0	3,207	0	3,207
New York	0	166,597	0	166,597
Ohio	0	390,096	0	390,096
Pennsylvania	0	57,690	0	57,690
Rhode Island	0	189	0	189
Tennessee	0	7,989	0	7,989
Texas	0	92,994	0	92,994
Utah	0	843	0	843
Washington	0	420	0	420
West Virginia	0	123,835	0	123,835
U.S. Government Agencies	0	32,160,580	87,618	32,248,198
U.S. Treasury Obligations	0	38,576,168	0	38,576,168
Non-Agency Mortgage-Backed Securities	0	8,445,104	97,254	8,542,358
Asset-Backed Securities	0	3,351,246	35,402	3,386,648
Sovereign Issues	0	5,388,153	0	5,388,153
Preferred Securities

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2016
Banking & Finance	$115	$4,110	$0	$4,225
Short-Term Instruments
Certificates of Deposit	0	480,283	0	480,283
Commercial Paper	74,917	1,219,528	0	1,294,445
Repurchase Agreements	0	1,900	0	1,900
Short-Term Notes	0	499,161	0	499,161
Czech Republic Treasury Bills	0	109,410	0	109,410
Japan Treasury Bills	0	70,824	0	70,824
Mexico Treasury Bills	0	11,912	0	11,912
U.S. Treasury Bills	0	198,355	0	198,355
	$75,032	$112,043,141	$532,929	$112,651,102

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,893,236	$0	$0	$3,893,236
Total Investments	$3,968,268	$112,043,141	$532,929	$116,544,338

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(38,549)	$0	$(38,549)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	85,131	10,229	0	95,360
Over the counter	0	2,945,395	139	2,945,534
	$85,131	$2,955,624	$139	$3,040,894

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(42,660)	(132,712)	0	(175,372)
Over the counter	0	(1,955,238)	0	(1,955,238)
	$(42,660)	$(2,087,950)	$0	$(2,130,610)

Totals	$4,010,739	$112,872,266	$533,068	$117,416,073

See Accompanying Notes	35

Schedule of Investments PIMCO Total Return Fund (Cont.)

There were no significant transfers between Level 1 and 2 during the period ended March 31, 2016.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2016:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2016	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2016 (2)
Investments in Securities, at Value
Bank Loan Obligations	$19,268	$0	$(19,258)	$0	$0	$11	$0	$0	$21	$0
Corporate Bonds & Notes
Banking & Finance	439,357	7,844	(6,667)	85	(18)	(3,127)	0	(127,206)	310,268	(4,450)
Industrials	55,446	4,427	(10,419)	(167)	7	(2,517)	0	(44,411)	2,366	(216)
Utilities	12	0	(12)	0	0	0	0	0	0	0
U.S. Government Agencies	19,031	73,002	(4,605)	(103)	(41)	334	0	0	87,618	199
Non-Agency Mortgage-Backed Securities	257,706	159	(42,663)	(163)	(1,082)	(7,088)	0	(109,615)	97,254	(4,502)
Asset-Backed Securities	0	35,400	0	0	0	2	0	0	35,402	2
Short-Term Instruments
Short-Term Notes	221,899	0	(224,029)	858	0	1,272	0	0	0	0

	$1,012,719	$120,832	$(307,653)	$510	$(1,134)	$(11,113)	$0	$(281,232)	$532,929	$(8,967)

Financial Derivative Instruments – Assets
Over the counter	$795	$0	$0	$0	$0	$(656)	$0	$0	$139	$(656)

Totals	$1,013,514	$120,832	$(307,653)	$510	$(1,134)	$(11,769)	$0	$(281,232)	$533,068	$(9,623)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2016	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$21	Proxy Pricing	Base Price	99.71
Corporate Bonds & Notes
Banking & Finance	310,268	Proxy Pricing	Base Price	98.50 -112.38
Industrials	2	Proxy Pricing	Base Price	0.45
	2,364	Third Party Vendor	Broker Quote	104.00
U.S. Government Agencies	87,618	Proxy Pricing	Base Price	94.50 - 107.00
Non-Agency Mortgage-Backed Securities	107	Proxy Pricing	Base Price	80.92 - 99.75
	97,147	Third Party Vendor	Broker Quote	71.00 - 101.18
Asset-Backed Securities	35,402	Proxy Pricing	Base Price	100.00

Financial Derivative Instruments – Assets
Over the counter	139	Indicative Market Quotation	Broker Quote	0.15

Total	$533,068

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2016 may be due to an investment no longer held or categorized as Level 3 at period end.

36	See Accompanying Notes

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DBL	Deutsche Bank AG London	MBC	HSBC Bank Plc	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPI	Consumer Price Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	FSB	Federal Savings Bank

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the PIMCO Total Return Fund (the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 25, 2016

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: May 27, 2016

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	May 27, 2016